UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09729

iShares Trust

(Exact name of registrant as specified in charter)

c/o: State Street Bank and Trust Company

100 Summer Street, 4th Floor, Boston, MA 02110

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 670-2000

Date of fiscal year end: October 31, 2018

Date of reporting period: October 31, 2018

Item 1.	Reports to Stockholders.

Copies of the annual reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 are attached.

OCTOBER 31, 2018

2018 ANNUAL REPORT

iShares Trust

  iShares 0-5 Year TIPS Bond ETF | STIP | NYSE Arca

  iShares TIPS Bond ETF | TIP | NYSE Arca

Market Overview

iShares Trust

U.S. Bond Market Overview

The U.S. bond market declined for the 12 months ended October 31, 2018 (“reporting period”). The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of U.S. fixed-income performance, returned -2.05%. The negative return for U.S. bonds was primarily due to a stronger U.S. economy and higher interest rates. Driven in part by the stimulative effect of federal tax reform legislation, the U.S. economy grew by 3% for the 12 months ended September 2018, its highest year-over-year growth rate in more than three years. Key components of the strengthening economy included the job market, where the unemployment rate declined to its lowest level since December 1969; industrial production, which increased at its sharpest year-over-year pace in nearly eight years; and retail sales, which accelerated for much of the reporting period before slowing in the last two months.

Faster economic growth led to higher inflation, though it remained low by historical standards. As measured by the consumer price index, the year-over-year U.S. inflation rate rose to 2.9% in mid-2018 — its fastest rate in more than six years — before falling back to 2.3% by the end of the reporting period. By comparison, the long-term historical average inflation rate is 3.3%.

In this environment, the U.S. Federal Reserve Bank (“Fed”) continued its efforts to normalize monetary policy. The Fed increased short-term interest rates four times during the reporting period, increasing its short-term interest rate target to 2.25%, the highest level in more than a decade. In addition, the Fed reduced its holdings of U.S. Treasury and mortgage-backed securities by approximately 7% during the reporting period, after quadrupling its holdings in response to the 2008 financial crisis.

Interest rates increased broadly in response to the improving economy and higher inflation. Short-term interest rates increased the most, reflecting the Fed’s actions. For example, the yield of the two-year U.S. Treasury note increased from 1.60% to 2.87% during the reporting period. Longer-term interest rates rose to a lesser degree; the yield of the 30-year U.S. Treasury bond increased from 2.88% to 3.39%. These developments led to the narrowest yield difference, or spread, between short-term and longer-term U.S. Treasury securities in more than 11 years.

Higher interest rates had the most significant impact on U.S. Treasury securities, which typically have greater sensitivity to changes in interest rates compared with other higher-yielding sectors of the bond market. Consequently, the prices of U.S. Treasury bonds declined as interest rates increased during the reporting period. U.S. Treasury inflation-protected securities also declined but to a lesser degree as the inflation rate increased.

Corporate bonds posted mixed returns for the reporting period. Despite the positive economic environment, investment-grade corporate bonds declined the most among the major bond sectors. In addition to higher interest rates, investor concerns about high corporate debt levels, a decline in average credit quality, and relatively high valuations contributed to the weakness in investment-grade corporate bonds. In contrast, high-yield corporate bonds, which have lower credit ratings, performed relatively well, as their higher yields buffered price declines. Strong investor demand for yield, lower issuance levels, and limited interest rate sensitivity contributed to the positive performance of high-yield corporate bonds.

Among securitized bonds, asset-backed securities (bonds backed by credit card receivables, auto loans, and other debt) posted positive returns for the reporting period, benefiting from their higher yields and relatively short maturities. Mortgage-backed securities, both residential and commercial, declined but to a lesser degree than the broader bond market.

M A R K E T O V E R V I E W	5

Fund Summary as of October 31, 2018	iShares® 0-5 Year TIPS Bond ETF

Investment Objective

The iShares 0-5 Year TIPS Bond ETF (the “Fund”) seeks to track the investment results of an index composed of inflation-protected U.S. Treasury bonds with remaining maturities of less than five years, as represented by the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0-5 Years Index (Series-L) (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	0.39%	0.42%	0.95%	0.39%	2.10%	7.78%
Fund Market	0.34	0.41	0.95	0.34	2.05	7.76
Index	0.42	0.49	1.07	0.42	2.49	8.78

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 12/1/10. The first day of secondary market trading was 12/3/10.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 10 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,002.00	$ 0.30		$ 1,000.00	$ 1,024.90	$ 0.31		0.06%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 10 for more information.

6	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2018 (continued)	iShares® 0-5 Year TIPS Bond ETF

Portfolio Management Commentary

The Index posted a relatively flat return for the reporting period. Rising interest rates led to declining bond prices, while rising inflation meant higher income from U.S. Treasury inflation-protected securities (“TIPS”).

The U.S. Consumer Price Index (“CPI”) increased by 2.5% for the 12 months ended October 2018. Although inflation was relatively modest overall, oil and gas prices rose at a rapid pace, and home prices and rents also outpaced most of the other components of the CPI. Meanwhile, the core CPI, which excludes the economically sensitive food and energy categories, reached a ten-year high in July 2018.

The five-year “breakeven” inflation rate, a measure of inflation expectations that compares the yields of nominal Treasury securities and TIPS, also rose during the reporting period. The government budget deficit expanded to its highest level in six years, wages increased amid low unemployment, and tariffs raised pricing concerns for some goods and services. With these potential drivers of inflation on the horizon, investors’ expectations for near-term inflation rose to a five-year high of 2.16% in May 2018 before declining to 1.90% in October 2018. The overall increase in realized inflation, as well as higher inflation expectations, helped the Index’s performance for the reporting period despite rising interest rates.

Portfolio Information

ALLOCATION BY MATURITY

Maturity	Percent of Total Investments(a)
0-1 Year	5.1%
1-2 Years	32.7
2-3 Years	24.4
3-4 Years	26.1
4-5 Years	5.2
5-6 Years	0.1
6-7 Years	6.4

(a) Excludes money market funds.

FIVE LARGEST HOLDINGS

Security	Percent of Total Investments(a)
U. S. Treasury Inflation-Indexed Bonds, 0.13%, 04/15/22	17.5%
U. S. Treasury Inflation-Indexed Bonds, 0.63%, 07/15/21	14.0
U. S. Treasury Inflation-Indexed Bonds, 0.13%, 04/15/20	12.4
U. S. Treasury Inflation-Indexed Bonds, 1.38%, 01/15/20	10.2
U. S. Treasury Inflation-Indexed Bonds, 1.25%, 07/15/20	10.2

F U N D S U M M A R Y	7

Fund Summary as of October 31, 2018	iShares® TIPS Bond ETF

Investment Objective

The iShares TIPS Bond ETF (the “Fund”) seeks to track the investment results of an index composed of inflation-protected U.S. Treasury bonds, as represented by the Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	(1.36)%	0.84%	3.98%	(1.36)%	4.28%	47.73%
Fund Market	(1.40)	0.85	3.90	(1.40)	4.35	46.58
Index	(1.24)	0.97	4.11	(1.24)	4.92	49.64

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 10 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 984.90	$ 0.95		$ 1,000.00	$1,024.20	$0.97		0.19%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 10 for more information.

8	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2018 (continued)	iShares® TIPS Bond ETF

Portfolio Management Commentary

The Index declined for the reporting period. Rising interest rates led to declining bond prices that detracted from the performance of U.S. Treasury inflation-protected securities (“TIPS”) despite higher income and inflation.

The U.S. Consumer Price Index (“CPI”) increased by 2.5% for the 12 months ended October 2018. Although inflation was relatively modest overall, oil and gas prices rose at a rapid pace, and home prices and rents also outpaced most of the other components of the CPI. Meanwhile, the core CPI, which excludes the economically sensitive food and energy categories, reached a ten-year high in July 2018.

The five-year, five-year forward “breakeven” inflation rate, which measures the five-year outlook for inflation five years from the present, also rose during the reporting period, driven by increases in the government budget deficit, wages, and tariffs. With these potential drivers of inflation on the horizon, investors’ expectations for intermediate-term inflation rose to a four-year high of 2.35% in February 2018 before declining to 2.20% in October 2018.

Rising long-term interest rates negatively affected the Index’s intermediate- and long-term TIPS, which are relatively sensitive to changes in interest rates. On the upside, the Index’s allocation to short-term TIPS was a modest contributor to performance for the reporting period.

Portfolio Information

ALLOCATION BY MATURITY

Maturity	Percent of Total Investments(a)
0-1 Year	3.6%
1-5 Years	33.6
5-10 Years	44.9
10-15 Years	5.0
More than 20 Years	12.9

(a) Excludes money market funds.

FIVE LARGEST HOLDINGS

Security	Percent of Total Investments(a)
U. S. Treasury Inflation-Indexed Bonds, 0.13%, 04/15/21	9.6%
U. S. Treasury Inflation-Indexed Bonds, 0.13%, 04/15/20	8.8
U. S. Treasury Inflation-Indexed Bonds, 0.63%, 01/15/26	7.1
U. S. Treasury Inflation-Indexed Bonds, 0.38%, 07/15/25	5.8
U. S. Treasury Inflation-Indexed Bonds, 0.13%, 07/15/24	5.7

F U N D S U M M A R Y	9

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Schedule of Investments October 31, 2018	iShares® 0-5 Year TIPS Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Government Obligations

U.S. Government Obligations — 98.6%
U.S. Treasury Inflation-Indexed Bonds
0.13%, 04/15/19	$111,260	$110,304,141
0.13%, 04/15/20	272,605	267,996,117
0.13%, 04/15/21	176,133	171,691,801
0.13%, 01/15/22	123,892	120,268,769
0.13%, 04/15/22	391,781	378,699,062
0.13%, 07/15/22	69,588	67,533,931
0.13%, 01/15/23	86,725	83,491,361
0.13%, 07/15/24	2,770	2,639,160
0.25%, 01/15/25	144,901	137,752,279
0.38%, 07/15/23	29,224	28,470,636
0.63%, 07/15/21	305,749	303,215,254
1.13%, 01/15/21	53,777	53,827,842
1.25%, 07/15/20	220,239	221,512,938
1.38%, 01/15/20	221,278	221,876,537

		2,169,279,828

Total U.S. Government Obligations — 98.6%
(Cost: $2,207,678,234)		2,169,279,828

Security	Shares (000)	Value

Short-Term Investments

Money Market Funds — 1.3%
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.11%(a)(b)	27,910	$27,909,550

Total Short-Term Investments — 1.3%
(Cost: $27,909,550)		27,909,550

Total Investments in Securities — 99.9%
(Cost: $2,235,587,784)		2,197,189,378

Other Assets, Less Liabilities — 0.1%		2,697,763

Net Assets — 100.0%		$2,199,887,141

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 10/31/17 (000)	Net Activity (000)	Shares Held at 10/31/18 (000)	Value at 10/31/18	Income	Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Treasury, SL Agency Shares	701	27,209	27,910	$27,909,550	$111,753	$—		$—

(a)	Includes realized capital gain distributions from an affiliated fund, if any.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
U.S. Government Obligations	$—	$2,169,279,828	$—	$2,169,279,828
Money Market Funds	27,909,550	—	—	27,909,550

	$27,909,550	$2,169,279,828	$—	$2,197,189,378

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments October 31, 2018	iShares® TIPS Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Government Obligations

U.S. Government Obligations — 99.5%
U.S. Treasury Inflation-Indexed Bonds
0.13%, 04/15/19	$791,794	$784,989,759
0.13%, 04/15/20	1,979,209	1,945,744,572
0.13%, 04/15/21	2,184,182	2,129,111,587
0.13%, 01/15/22	874,730	849,145,395
0.13%, 04/15/22	818,437	791,108,548
0.13%, 07/15/22	334,957	325,071,277
0.13%, 01/15/23	955,700	920,069,501
0.13%, 07/15/24	1,316,914	1,254,978,066
0.13%, 07/15/26	1,142,178	1,063,566,739
0.25%, 01/15/25	942,752	896,239,456
0.38%, 07/15/23	27	25,966
0.38%, 07/15/25	1,329,846	1,274,218,361
0.38%, 01/15/27	838,372	789,451,877
0.38%, 07/15/27	674,287	634,839,513
0.50%, 01/15/28	166,880	157,716,246
0.63%, 07/15/21	291,956	289,536,718
0.63%, 04/15/23	157,444	154,444,532
0.63%, 01/15/24	415,581	406,950,366
0.63%, 01/15/26	1,634,346	1,580,063,547
0.63%, 02/15/43	142,297	122,125,602
0.75%, 07/15/28	166,338	161,123,575
0.75%, 02/15/42	737,226	654,929,826
0.75%, 02/15/45	818,702	715,917,387
0.88%, 02/15/47	102,581	91,967,049
1.00%, 02/15/46	284,665	264,072,565
1.00%, 02/15/48	229,962	212,702,105
1.13%, 01/15/21	30,499	30,527,660
1.25%, 07/15/20	12	11,628

Security	Par/ Shares (000)	Value

U.S. Government Obligations (continued)
1.38%, 02/15/44	$692,327	$701,391,704
1.75%, 01/15/28	409,339	431,404,426
2.00%, 01/15/26	513,636	545,520,800
2.13%, 02/15/40	68,915	79,608,611
2.38%, 01/15/25	139,155	150,021,902
2.38%, 01/15/27	170,717	187,420,297
2.50%, 01/15/29	417,555	471,769,412
3.38%, 04/15/32	28	36,126
3.63%, 04/15/28	334,123	408,275,375
3.88%, 04/15/29	499,627	632,421,615

		22,108,519,691

Total U.S. Government Obligations — 99.5%
(Cost: $23,073,183,191)		22,108,519,691

Short-Term Investments
Money Market Funds — 0.7%
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.11%(a)(b)	165,323	165,322,614

Total Short-Term Investments — 0.7%
(Cost: $165,322,614)		165,322,614

Total Investments in Securities — 100.2%
(Cost: $23,238,505,805)		22,273,842,305

Other Assets, Less Liabilities — (0.2)%		(50,652,224)

Net Assets — 100.0%		$22,223,190,081

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 10/31/17 (000)	Net Activity (000)	Shares Held at 10/31/18 (000)	Value at 10/31/18	Income	Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Treasury, SL Agency Shares .	59,079	106,244	165,323	$165,322,614	$1,138,578	$—		$—

(a)	Includes realized capital gain distributions from an affiliated fund, if any.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
U.S. Government Obligations	$—	$22,108,519,691	$—	$22,108,519,691
Money Market Funds	165,322,614	—	—	165,322,614

	$165,322,614	$22,108,519,691	$—	$22,273,842,305

See notes to financial statements.

12	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

October 31, 2018

	iShares 0-5 Year TIPS Bond ETF	iShares TIPS Bond ETF

ASSETS
Investments in securities, at value:
Unaffiliated(a)	$2,169,279,828	$22,108,519,691
Affiliated(b)	27,909,550	165,322,614
Receivables:
Investments sold	—	40,557,929
Securities lending income — Affiliated	—	27
Dividends	45,465	80,503
Interest	2,761,916	29,181,563

Total assets	2,199,996,759	22,343,662,327

LIABILITIES
Payables:
Investments purchased	—	116,700,981
Investment advisory fees	109,618	3,771,265

Total liabilities	109,618	120,472,246

NET ASSETS	$2,199,887,141	$22,223,190,081

NET ASSETS CONSIST OF:
Paid-in capital	$2,247,890,054	$23,422,488,329
Accumulated loss	(48,002,913)	(1,199,298,248)

NET ASSETS	$2,199,887,141	$22,223,190,081

Shares outstanding	22,400,000	204,200,000

Net asset value	$98.21	$108.83

Shares authorized	Unlimited	Unlimited

Par value	None	None

(a) Investments, at cost — Unaffiliated	$2,207,678,234	$23,073,183,191
(b) Investments, at cost — Affiliated	$27,909,550	$165,322,614

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	13

Statements of Operations

Year Ended October 31, 2018

	iShares 0-5 Year TIPS Bond ETF	iShares TIPS Bond ETF

INVESTMENT INCOME
Dividends — Affiliated	$111,753	$1,137,712
Interest — Unaffiliated(a)	46,952,396	720,525,725
Securities lending income — Affiliated — net	—	866

Total investment income	47,064,149	721,664,303

EXPENSES
Investment advisory fees	1,052,016	46,697,755
Proxy fees	139	2,494

Total expenses	1,052,155	46,700,249

Net investment income	46,011,994	674,964,054

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(7,049,678)	(79,721,336)
In-kind redemptions — Unaffiliated	(101,527)	20,482,952

Net realized loss	(7,151,205)	(59,238,384)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(32,231,804)	(945,437,207)

Net change in unrealized appreciation (depreciation)	(32,231,804)	(945,437,207)

Net realized and unrealized loss	(39,383,009)	(1,004,675,591)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$6,628,985	$(329,711,537)

(a)	Includes net inflationary and deflationary adjustments to income. See Note 4 of the Notes to Financial Statements.

See notes to financial statements.

14	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares 0-5 Year TIPS Bond ETF		iShares TIPS Bond ETF

	Year Ended 10/31/18	Year Ended 10/31/17	Year Ended 10/31/18	Year Ended 10/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$46,011,994	$16,982,424	$674,964,054	$424,604,805
Net realized gain (loss)	(7,151,205)	(258,373)	(59,238,384)	36,391,662
Net change in unrealized appreciation (depreciation)	(32,231,804)	(9,579,648)	(945,437,207)	(478,399,237)

Net increase (decrease) in net assets resulting from operations	6,628,985	7,144,403	(329,711,537)	(17,402,770)

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(47,922,843)	(13,244,635)	(731,156,763)	(348,213,385)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	914,308,022	544,794,512	(349,438,616)	4,277,110,660

NET ASSETS(b)
Total increase (decrease) in net assets	873,014,164	538,694,280	(1,410,306,916)	3,911,494,505
Beginning of year	1,326,872,977	788,178,697	23,633,496,997	19,722,002,492

End of year	$2,199,887,141	$1,326,872,977	$22,223,190,081	$23,633,496,997

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	15

Financial Highlights

(For a share outstanding throughout each period)

	iShares 0-5 Year TIPS Bond ETF
	Year Ended 10/31/18	Year Ended 10/31/17	Year Ended 10/31/16	Year Ended 10/31/15	Year Ended 10/31/14

Net asset value, beginning of year	$100.52	$101.05	$99.23	$100.46	$101.37

Net investment income (loss)(a)	2.61	1.50	0.60	(0.53)	0.34
Net realized and unrealized gain (loss)(b)	(2.22)	(0.92)	1.93	(0.70)	(0.51)

Net increase (decrease) from investment operations	0.39	0.58	2.53	(1.23)	(0.17)

Distributions(c)
From net investment income	(2.70)	(1.11)	(0.56)	—	(0.53)
Return of capital	—	—	(0.15)	—	(0.21)

Total distributions	(2.70)	(1.11)	(0.71)	—	(0.74)

Net asset value, end of year	$98.21	$100.52	$101.05	$99.23	$100.46

Total Return
Based on net asset value	0.39%	0.58%	2.56%	(1.22)%	(0.18)%

Ratios to Average Net Assets
Total expenses	0.06%	0.09%	0.17%	0.20%	0.20%

Total expenses after fees waived	0.06%	0.09%	0.10%	0.10%	0.16%

Net investment income (loss)	2.62%	1.49%	0.60%	(0.53)%	0.34%

Supplemental Data
Net assets, end of year (000)	$2,199,887	$1,326,873	$788,179	$580,506	$502,317

Portfolio turnover rate(d)	40%	27%	42%	25%	25%

(a)	Based on average shares outstanding.

(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

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Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares TIPS Bond ETF
	Year Ended 10/31/18	Year Ended 10/31/17	Year Ended 10/31/16	Year Ended 10/31/15	Year Ended 10/31/14

Net asset value, beginning of year	$113.73	$115.74	$110.80	$113.01	$112.98

Net investment income(a)	3.14	2.14	1.38	0.33	1.67
Net realized and unrealized gain (loss)(b)	(4.63)	(2.41)	4.99	(2.11)	0.37

Net increase (decrease) from investment operations	(1.49)	(0.27)	6.37	(1.78)	2.04

Distributions(c)
From net investment income	(3.41)	(1.74)	(1.43)	(0.43)	(2.01)

Total distributions	(3.41)	(1.74)	(1.43)	(0.43)	(2.01)

Net asset value, end of year	$108.83	$113.73	$115.74	$110.80	$113.01

Total Return
Based on net asset value	(1.36)%	(0.23)%	5.75%	(1.58)%	1.80%

Ratios to Average Net Assets
Total expenses	0.19%	0.20%	0.20%	0.20%	0.20%

Net investment income	2.80%	1.88%	1.21%	0.29%	1.48%

Supplemental Data
Net assets, end of year (000)	$22,223,190	$23,633,497	$19,722,002	$13,739,125	$12,283,725

Portfolio turnover rate(d)	21%	32%	24%	41%	47%

(a)	Based on average shares outstanding.

(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	17

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
0-5 Year TIPS Bond	Diversified
TIPS Bond	Diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, and payment-in-kind interest income, if any, are recognized daily on the accrual basis. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization on Purchase Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Funds.

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Fixed-income investments are valued using the last available bid price or current market quotations provided by independent dealers or prices (including evaluated prices) supplied by approved independent third-party pricing services. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots.

18	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and/or other factors and assumptions.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values, and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets for identical assets or liabilities;

•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Inflation-Indexed Bonds: Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond is included as interest income in the statement of operations, even though investors do not receive their principal until maturity.

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of October 31, 2018, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral

N O T E S T O F I N A N C I A L S T A T E M E N T S	19

Notes to Financial Statements (continued)

received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of October 31, 2018 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to the iShares 0-5 Year TIPS Bond ETF, BFA is entitled to an annual investment advisory fee of 0.06%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund.

For its investment advisory services to the iShares TIPS Bond ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $121 billion	0.2000%
Over $121 billion, up to and including $181 billion	0.1900
Over $181 billion, up to and including $231 billion	0.1805
Over $231 billion, up to and including $281 billion	0.1715
Over $281 billion	0.1630

Each reduced investment advisory fee level reflects a 5% reduction (rounded to the fourth decimal place) from the investment advisory fee at the prior aggregate average daily net asset level.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its statement of operations. For the year ended October 31, 2018, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
TIPS Bond	$360

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock for 1940 Act purposes.

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Notes to Financial Statements (continued)

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended October 31, 2018, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
0-5 Year TIPS Bond	$274,981,606	$234,445,276
TIPS Bond	234,445,276	274,981,606

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

6.	PURCHASES AND SALES

For the year ended October 31, 2018, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows:

	U.S. Government Securities
iShares ETF	Purchases	Sales
0-5 Year TIPS Bond	$694,594,274	$757,451,989
TIPS Bond	4,929,173,256	5,583,640,152

For the year ended October 31, 2018, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
0-5 Year TIPS Bond	$1,051,375,920	$142,346,194
TIPS Bond	4,940,849,505	5,292,923,416

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of October 31, 2018, the following permanent differences attributable to amortization methods on fixed income securities and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Loss
0-5 Year TIPS Bond	$(141,888)	$141,888
TIPS Bond	2,638,909	(2,638,909)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 10/31/18	Year Ended 10/31/17
0-5 Year TIPS Bond
Ordinary income	$47,922,843	$13,244,635

TIPS Bond
Ordinary income	$731,156,763	$348,213,385

N O T E S T O F I N A N C I A L S T A T E M E N T S	21

Notes to Financial Statements (continued)

As of October 31, 2018, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses)(a)	Total
0-5 Year TIPS Bond	$1,716,354	$(10,542,297)	$(39,176,970)	$(48,002,913)
TIPS Bond	17,657,527	(207,432,994)	(1,009,522,781)	(1,199,298,248)

(a)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and amortization methods for premiums and discounts on fixed income securities.

As of October 31, 2018, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non-Expiring(a)	Expiring 2019	Total
0-5 Year TIPS Bond	$10,520,694	$21,603	$10,542,297
TIPS Bond	207,432,994	—	207,432,994

(a)	Must be utilized prior to losses subject to expiration.

As of October 31, 2018, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
0-5 Year TIPS Bond	$2,236,366,348	$—	$(39,176,970)	$(39,176,970)
TIPS Bond	23,283,364,787	1,021,834	(1,010,544,316)	(1,009,522,482)

8.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

Changes in market interest rates or economic conditions may affect the value and/or liquidity of fixed income investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Securities with longer durations tend to be more sensitive to interest rate changes, usually making their price more volatile than those of securities with shorter durations. Given the environment of historically low interest rates, a fund may be subject to a greater risk of price losses if interest rates rise.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

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Notes to Financial Statements (continued)

9.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 10/31/18		Year Ended 10/31/17
iShares ETF	Shares	Amount	Shares	Amount

0-5 Year TIPS Bond
Shares sold	10,650,000	$1,057,984,323	7,350,000	$740,791,185
Shares redeemed	(1,450,000)	(143,676,301)	(1,950,000)	(195,996,673)

Net increase	9,200,000	$914,308,022	5,400,000	$544,794,512

TIPS Bond
Shares sold	44,400,000	$4,994,177,467	52,100,000	$5,949,463,546
Shares redeemed	(48,000,000)	(5,343,616,083)	(14,700,000)	(1,672,352,886)

Net increase (decrease)	(3,600,000)	$(349,438,616)	37,400,000	$4,277,110,660

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

10.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares U.S. Preferred Stock ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the court’s decision.

11.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Funds have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the statement of assets and liabilities, statement of changes in net assets and notes to the financial statements.

Prior year distribution information and undistributed net investment income in the statement of changes in net assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended October 31, 2017 were classified as follows:

iShares ETF	Net Investment Income
0-5 Year TIPS Bond	$13,244,635
TIPS Bond	348,213,385

Undistributed net investment income as of October 31, 2017 are as follows:

iShares ETF	Undistributed net investment income
0-5 Year TIPS Bond	$3,600,222
TIPS Bond	73,833,258

N O T E S T O F I N A N C I A L S T A T E M E N T S	23

Notes to Financial Statements (continued)

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

24	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares 0-5 Year TIPS Bond ETF and iShares TIPS Bond ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares 0-5 Year TIPS Bond ETF and iShares TIPS Bond ETF (two of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2018, the related statements of operations for the year ended October 31, 2018, the statements of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2018 and each of the financial highlights for each of the five years in the period ended October 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

San Francisco, California

December 21, 2018

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	25

Important Tax Information (unaudited)

For the fiscal year ended October 31, 2018, the Funds hereby designate the following maximum amounts allowable as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

iShares ETF	Interest-Related Dividends
0-5 Year TIPS Bond	$47,922,843
TIPS Bond	731,156,763

The Funds hereby designate the following amounts of distributions from direct federal obligation interest for the fiscal year ended October 31, 2018:

iShares ETF	Federal Obligation Interest
0-5 Year TIPS Bond	$47,922,843
TIPS Bond	731,156,763

The law varies in each state as to whether and what percent of ordinary income dividends attribute to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

26	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract

I. iShares 0-5 Year TIPS Bond ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At a meeting on May 11, 2018, a committee composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 24, 2018, management presented additional information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its initial meeting. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-14, 2018, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2017, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-14, 2018 meeting and throughout the year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	27

Board Review and Approval of Investment Advisory Contract (continued)

from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board further noted that it considered the supplemental information the 15(c) Committee requested, which BlackRock provided, regarding the methodology. The Board discussed the sources of direct and ancillary revenue with managemenOkt, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and showed how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that a breakpoint structure for the Fund may be appropriate should material economies of scale exist in the future that are not otherwise shared, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review of the sharing of scale benefits, as well as the other factors considered at the meeting, the Board concluded that the information concerning the sharing of scale benefits supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

II. iShares TIPS Bond ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At a meeting on May 11, 2018, a committee

28	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract (continued)

composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 24, 2018, management presented additional information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its initial meeting. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-14, 2018, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were within range of the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2017, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-14, 2018 meeting and throughout the year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board further noted that it considered the supplemental information the 15(c) Committee requested, which BlackRock provided, regarding the methodology. The Board discussed the sources of direct and ancillary revenue with management,

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	29

Board Review and Approval of Investment Advisory Contract (continued)

including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and showed how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate, and that BFA and the Board had considered during the June 12-14, 2018 meeting whether to add additional breakpoints and, if so, at what level(s), as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review of the sharing of scale benefits, as well as the other factors considered at the meeting, the Board concluded that the information concerning the sharing of scale benefits supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

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Supplemental Information (unaudited)

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or since the Fund began trading, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the date a Fund began trading on the secondary market, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares 0-5 Year TIPS Bond ETF

Period Covered: January 01, 2013 through September 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	1,349	93.23%
At NAV	42	2.90
Less than 0.0% and Greater than –0.5%	55	3.80
Less than –6.0%	1	0.07

	1,447	100.00%

iShares TIPS Bond ETF

Period Covered: January 01, 2013 through September 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	1	0.07%
Greater than 0.0% and Less than 0.5%	1,080	74.64
At NAV	67	4.63
Less than 0.0% and Greater than –0.5%	299	20.66

	1,447	100.00%

S U P P L E M E N T A L I N F O R M A T I O N	31

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 343 funds as of October 31, 2018. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small and Benjamin Archibald, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (61)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark K. Wiedman(b) (47)	Trustee (since 2013).	Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2016); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

(b)	Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (69)	Trustee (since 2005); Independent Board Chair (since 2016).	Trustee and Member of the Finance, Technology and Quality Committee of Stanford Health Care (since 2016); Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Forward Funds (14 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (62)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012); Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (63)	Trustee (since 2017); Equity Plus Committee Chair (since 2017).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

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Trustee and Officer Information (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Charles A. Hurty (75)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (63)	Trustee (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (59)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (57)	Trustee (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (54)	Trustee (since 2011); Nominating and Governance Committee Chair (since 2017).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Martin Small (43)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (59)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).

Charles Park (51)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Benjamin Archibald (43)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013); Secretary of the BlackRock-advised Mutual Funds (since 2012).

Steve Messinger (56)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Scott Radell (49)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (57)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	33

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to www.icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The iShares Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at www.iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at www.iShares.com; and (3) on the SEC website at www.sec.gov.

34	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)
This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.
Investing involves risk, including possible loss of principal.
The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Bloomberg Index Services Limited, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2018 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

OCTOBER 31, 2018

2018 ANNUAL REPORT

iShares Trust

  iShares 1-3 Year International Treasury Bond ETF | ISHG | NASDAQ

  iShares International Treasury Bond ETF | IGOV | NASDAQ

Market Overview

iShares Trust

Global Bond Market Overview

Global investment-grade bonds declined for the 12 months ended October 31, 2018 (“reporting period”). The Bloomberg Barclays GlobalAggregate Index, a broad measure of global bond market performance, returned -2.05% in U.S. dollar terms for the reporting period.

The negative return for global bonds was driven primarily by rising global interest rates and mixed economic data. After a strong 2017, global economic growth eased in 2018 as areas of weakness appeared in several regions of the world. In addition, the global fixed-income markets were affected by a number of external developments, including escalating trade tensions between the U.S. and several of its trading partners (most notably China and Europe), as well as geopolitical conflicts in Turkey and the Middle East.

Regionally, the U.S. bond market declined as a strengthening U.S. economy led to higher interest rates. Driven in part by the stimulative effect of federal tax reform legislation, the U.S. economy grew by 3% for the 12 months ended September 2018, its highest year-over-year growth rate in more than three years. Faster economic growth drove the inflation rate to its highest level in more than six years in mid-2018. In this environment, the U.S. Federal Reserve Bank (“Fed”) increased short-term interest rates four times during the reporting period, increasing its short-term interest rate target to 2.25%, the highest level in more than a decade. From a sector perspective, corporate bonds declined the most amid investor concerns about high corporate debt levels, a decline in average credit quality, and relatively high valuations. In contrast, asset-backed securities (bonds backed by credit card receivables, auto loans, and other debt) advanced for the reporting period, benefiting from their higher yields and relatively short maturities.

The smaller decline in European bond markets was driven in part by a slowdown in economic activity. After improving notably in 2017, economic growth in the Eurozone slowed markedly through the first three quarters of 2018. In particular, growth in the Italian economy slowed significantly following a debt-heavy budget proposed by Italy’s new populist government, which led to a sharp increase in the country’s bond yields late in the reporting period. Other major Eurozone economies, such as Germany and France, also weakened, but to a lesser extent. Despite the economic slowdown, the European Central Bank (“ECB”) reaffirmed its plan to end its quantitative easing measures by the end of 2018, though the ECB intends to maintain its zero interest-rate policy. In the U.K., slowing economic growth and concerns about the economic impact of Brexit when it takes effect in early 2019 kept bond yields relatively stable, leading to positive returns for British bonds.

Asia-Pacific bond markets also declined modestly for the reporting period as economic growth in the region slowed. In Japan, the nation’s longest period of sustained expansion in more than 20 years came to an end when the Japanese economy contracted in the first quarter of 2018. Japanese bond yields increased slightly during the reporting period but remained near historically low levels. In South Korea, bond yields declined as the nation’s economy grew at its slowest pace in nine years. In contrast, Australian bond yields increased as the country’s economy grew at its fastest rate in six years, benefiting from strong consumer spending and increasing commodities prices.

M A R K E T O V E R V I E W	5

Fund Summary as of October 31, 2018	iShares® 1-3 Year International Treasury Bond ETF

Investment Objective

The iShares 1-3 Year International Treasury Bond ETF (the “Fund”) seeks to track the investment results of an index composed of non-U.S. developed market government bonds with remaining maturities between one and three years, as represented by the S&P International Sovereign Ex-U.S. 1-3 Year Bond Index (formerly known as S&P/Citigroup International Treasury Bond Ex-US 1-3 Year Index) (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	(2.71)%	(3.27)%	(0.85)%	(2.71)%	(15.33)%	(8.04)%
Fund Market	(2.74)	(3.28)	(0.86)	(2.74)	(15.34)	(8.10)
Index	(2.71)	(3.06)	(0.52)	(2.71)	(14.40)	(4.96)

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/21/09. The first day of secondary market trading was 1/23/09.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 10 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$946.30	$ 0.05		$1,000.00	$ 1,025.20	$ 0.05		0.01%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 10 for more information.

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Fund Summary as of October 31, 2018 (continued)	iShares® 1-3 Year International Treasury Bond ETF

Portfolio Management Commentary

The Index declined for the reporting period as the European Central Bank (“ECB”) and Bank of Japan continued to hold interest rates at very low levels to generate inflation, while the Fed increased interest rates to combat rising prices. Stronger growth and higher short-term interest rates in the U.S. drove the U.S. dollar higher relative to most currencies, which detracted from returns for U.S. investors in international markets.

Italian government bonds were the largest detractors from the Index’s performance for the reporting period as political turmoil led to contentious debate about political offices and government spending. Ultimately, the growing influence of Italy’s populist movement and deficit spending with relatively high debt levels drove interest rates higher and lowered expectations for the country’s creditworthiness.

Swedish government bonds declined as the highest inflation rate in 10 years weighed on the Swedish krona. In response to rising inflation, the Riksbank, Sweden’s central bank, curtailed its bond purchasing program as a first step toward normalizing monetary policy. French and German government bonds also detracted as the euro depreciated against the U.S. dollar due to an economic slowdown in the Eurozone and the ECB’s ongoing stimulus efforts.

Australian government bonds detracted from the Index’s performance despite relatively stable interest rates as the Australian dollar declined relative to the U.S. dollar. Trade tensions between the U.S. and China raised investor concerns about an economic slowdown in China, Australia’s largest trading partner.

On the upside, Japanese government bonds contributed to the Index’s performance. As a net exporter and a large holder of foreign securities, Japan is the largest net creditor in the world, which tends to help the Japanese yen when investors become risk averse.

Portfolio Information

ALLOCATION BY CREDIT QUALITY
Moody’s Credit Rating*	Percent of Total Investments(a)
Aaa	27.2%
Aa	26.6
A	27.4
Baa	18.2
Not Rated	0.6

TEN LARGEST COUNTRIES
Country	Percent of Total Investments(a)
Japan	23.2%
France	9.0
Italy	8.4
Germany	6.7
Spain	4.9
Belgium	4.9
Netherlands	4.8
Portugal	4.8
Australia	4.7
Austria	4.7

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

F U N D S U M M A R Y	7

Fund Summary as of October 31, 2018	iShares® International Treasury Bond ETF

Investment Objective

The iShares International Treasury Bond ETF (the “Fund”) seeks to track the investment results of an index composed of non-U.S. developed market government bonds, as represented by the S&P International Sovereign Ex-U.S. Bond Index (formerly known as S&P/Citigroup International Treasury Bond Ex-US Index) (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	(2.57)%	(0.83)%	1.50%	(2.57)%	(4.10)%	15.63%
Fund Market	(2.81)	(0.88)	1.48	(2.81)	(4.32)	15.48
Index	(2.16)	(0.49)	1.92	(2.16)	(2.41)	20.45

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/21/09. The first day of secondary market trading was 1/23/09.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 10 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 942.80	$ 1.71		$ 1,000.00	$ 1,023.40	$ 1.79		0.35%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 10 for more information.

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Fund Summary as of October 31, 2018 (continued)	iShares® International Treasury Bond ETF

Portfolio Management Commentary

The Index declined for the reporting period. Rising interest rates in the U.S. and low interest rates in other major economies led to a strengthening U.S. dollar relative to most currencies, which detracted from performance for U.S. investors in international markets.

Italian government bonds were the largest detractors from the Index’s performance for the reporting period as political turmoil led to contentious debate about political offices and government spending. With Italy’s government debt exceeding 130% of the country’s annual output, the second-highest debt level in the Eurozone, opposing political parties disagreed about the appropriate level of government spending. Ultimately, the growing influence of Italy’s populist movement and deficit spending with relatively high debt levels drove interest rates higher and lowered expectations for the country’s creditworthiness.

Swedish government bonds also declined as the highest inflation rate in 10 years weighed on the Swedish krona. In response to rising inflation, the Riksbank, Sweden’s central bank, curtailed its bond purchasing program as a first step toward normalizing monetary policy.

Australian government bonds detracted from the Index’s performance despite relatively stable interest rates as the Australian dollar declined relative to the U.S. dollar. Trade tensions between the U.S. and China raised investor concerns about an economic slowdown in China, Australia’s largest trading partner. In addition, tightening credit conditions led to a downturn in property prices, while political instability weighed on consumer sentiment.

On the upside, Japanese government bonds contributed to the Index’s performance. As a net exporter and a large holder of foreign securities, Japan is the largest net creditor in the world, which tends to help the Japanese yen when investors become risk averse.

Portfolio Information

ALLOCATION BY CREDIT QUALITY
Moody’s Credit Rating*	Percent of Total Investments(a)
Aaa	25.6%
Aa	24.4
A	28.2
Baa	16.5
Not Rated	5.3

TEN LARGEST COUNTRIES
Country	Percent of Total Investments(a)
Japan	23.6%
France	7.7
Italy	7.0
United Kingdom	5.0
Belgium	4.9
Portugal	4.9
Spain	4.8
Netherlands	4.8
Austria	4.8
Germany	4.8

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

F U N D S U M M A R Y	9

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2018	iShares® 1-3 Year International Treasury Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Foreign Government Obligations

Australia — 4.5%
Australia Government Bond
1.75%, 11/21/20(a)	AUD	2,080	$1,467,183
2.75%, 10/21/19(a)	AUD	50	35,716
4.50%, 04/15/20(a)	AUD	1,375	1,009,868
5.75%, 05/15/21(a)	AUD	1,200	928,737

			3,441,504
Austria — 4.5%
Republic of Austria Government Bond
3.50%, 09/15/21(b)	EUR	1,330	1,677,679
3.90%, 07/15/20(b)	EUR	1,442	1,758,619

			3,436,298
Belgium — 4.7%
Kingdom of Belgium Government Bond
3.75%, 09/28/20(b)	EUR	1,717	2,105,167
4.25%, 09/28/21(b)	EUR	1,130	1,453,961

			3,559,128
Canada — 4.2%
Canadian Government Bond
0.75%, 09/01/20	CAD	664	491,701
0.75%, 03/01/21	CAD	960	704,344
0.75%, 09/01/21	CAD	500	363,963
1.50%, 03/01/20	CAD	765	576,717
1.75%, 05/01/20	CAD	100	75,573
1.75%, 08/01/20	CAD	300	226,161
2.00%, 11/01/20	CAD	200	151,302
3.25%, 06/01/21	CAD	300	233,558
3.50%, 06/01/20	CAD	500	387,862

			3,211,181
Denmark — 2.2%
Denmark Government Bond
0.25%, 11/15/20	DKK	5,040	778,346
4.00%, 11/15/19	DKK	5,705	908,319

			1,686,665
Finland — 3.3%
Finland Government Bond
0.38%, 09/15/20(b)	EUR	726	836,578
3.38%, 04/15/20(b)	EUR	675	808,953
3.50%, 04/15/21(b)	EUR	730	908,143

			2,553,674
France — 8.6%
French Republic Government Bond OAT
0.00%, 02/25/20(a)(c)	EUR	160	182,666
0.00%, 05/25/20(a)(c)	EUR	570	651,522
0.00%, 02/25/21(a)(c)	EUR	260	297,480
0.00%, 05/25/21(a)(c)	EUR	630	721,531
0.25%, 11/25/20(a)	EUR	748	860,488
0.50%, 11/25/19(a)	EUR	480	550,227
2.50%, 10/25/20(a)	EUR	700	840,643
3.50%, 04/25/20(a)	EUR	700	841,119
3.75%, 10/25/19(a)	EUR	600	708,858
3.75%, 04/25/21(a)	EUR	600	750,804
8.50%, 10/25/19(a)	EUR	130	160,435

			6,565,773
Germany — 6.5%
Bundesobligation
0.00%, 04/17/20(a)(c)	EUR	840	961,422
0.25%, 10/16/20(a)	EUR	450	518,612

Security		Par (000)	Value

Germany (continued)
Bundesrepublik Deutschland Bundesanleihe
2.25%, 09/04/20(a)	EUR	295	$352,185
2.50%, 01/04/21(a)	EUR	860	1,041,044
3.00%, 07/04/20(a)	EUR	405	487,217
3.25%, 01/04/20(a)	EUR	500	593,525
3.50%, 07/04/19(a)	EUR	320	372,750
Bundesschatzanweisungen
0.00%, 09/13/19(a)(c)	EUR	220	250,719
0.00%, 12/13/19(a)(c)	EUR	300	342,542

			4,920,016
Ireland — 4.1%
Ireland Government Bond
4.50%, 04/18/20	EUR	1,500	1,822,623
5.00%, 10/18/20	EUR	1,035	1,299,124

			3,121,747
Italy — 8.1%
Italy Buoni Poliennali Del Tesoro
0.05%, 10/15/19	EUR	150	169,099
0.20%, 10/15/20	EUR	100	110,882
0.35%, 06/15/20	EUR	340	380,849
0.45%, 06/01/21(a)	EUR	360	395,790
0.65%, 11/01/20	EUR	330	368,908
0.70%, 05/01/20	EUR	90	101,447
1.05%, 12/01/19	EUR	680	773,532
3.75%, 03/01/21	EUR	1,020	1,212,028
3.75%, 05/01/21	EUR	210	249,266
3.75%, 08/01/21(a)	EUR	200	237,412
4.00%, 09/01/20	EUR	802	951,904
4.50%, 02/01/20(a)	EUR	510	602,774
4.75%, 09/01/21	EUR	500	609,352

			6,163,243
Japan — 22.2%
Japan Government Five Year Bond
0.10%, 12/20/19	JPY	235,000	2,088,086
0.10%, 03/20/20	JPY	127,000	1,129,074
0.10%, 06/20/20	JPY	160,000	1,423,235
0.10%, 09/20/20	JPY	154,100	1,371,491
0.10%, 12/20/20	JPY	113,000	1,006,441
0.10%, 03/20/21	JPY	240,850	2,145,828
0.10%, 06/20/21	JPY	306,000	2,727,740
0.10%, 09/20/21	JPY	19,550	174,312
Japan Government Ten Year Bond
0.80%, 09/20/20	JPY	44,000	396,758
1.00%, 09/20/20	JPY	23,650	214,050
1.10%, 06/20/20	JPY	6,250	56,502
1.10%, 03/20/21	JPY	2,350	21,434
1.20%, 12/20/20	JPY	121,350	1,105,661
1.30%, 12/20/19	JPY	80,100	721,322
1.30%, 03/20/20	JPY	33,000	298,195
1.30%, 03/20/21	JPY	49,900	457,251
1.40%, 03/20/20	JPY	58,650	530,695
Japan Government Twenty Year Bond
2.40%, 03/20/20	JPY	35,000	321,031
2.50%, 03/20/20	JPY	2,850	26,176
2.50%, 12/21/20	JPY	78,000	729,961

			16,945,243

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (continued) October 31, 2018	iShares® 1-3 Year International Treasury Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Netherlands — 4.7%
Netherlands Government Bond
0.25%, 01/15/20(b)	EUR	415	$475,670
3.25%, 07/15/21(b)	EUR	960	1,199,111
3.50%, 07/15/20(b)	EUR	1,544	1,874,162

			3,548,943
Norway — 1.6%
Norway Government Bond,
3.75%, 05/25/21(b)	NOK	9,700	1,225,635

Portugal — 4.6%
Portugal Obrigacoes do Tesouro OT
3.85%, 04/15/21(b)	EUR	1,400	1,734,887
4.80%, 06/15/20(b)	EUR	1,474	1,802,433

			3,537,320

Spain — 4.7%
Spain Government Bond
0.05%, 01/31/21	EUR	200	227,203
0.75%, 07/30/21	EUR	400	462,882
1.15%, 07/30/20	EUR	669	775,882
1.40%, 01/31/20	EUR	530	613,485
4.00%, 04/30/20(b)	EUR	410	494,215
4.30%, 10/31/19(b)	EUR	420	498,081
5.50%, 04/30/21(b)	EUR	400	515,950

			3,587,698
Sweden — 1.8%
Sweden Government Bond,
5.00%, 12/01/20	SEK	10,990	1,339,020

Switzerland — 1.4%
Swiss Confederation Government Bond
2.00%, 04/28/21(a)	CHF	360	382,032
2.25%, 07/06/20(a)	CHF	625	652,742

			1,034,774

United Kingdom — 4.4%
United Kingdom Gilt
1.50%, 01/22/21(a)	GBP	450	584,302
2.00%, 07/22/20(a)	GBP	796	1,038,752

Security		Par/ Shares (000)	Value

United Kingdom (continued)
3.75%, 09/07/20(a)	GBP	318	$428,713
3.75%, 09/07/21(a)	GBP	410	567,202
4.75%, 03/07/20(a)	GBP	185	249,054
8.00%, 06/07/21(a)	GBP	300	454,317

			3,322,340

Total Foreign Government Obligations — 96.1% (Cost: $75,409,653)			73,200,202

Short-Term Investments

Money Market Funds — 0.0%
BlackRock Cash Funds: Treasury, SL Agency Shares,
2.11%(d)(e)		1	936

Total Short-Term Investments — 0.0% (Cost: $936)			936

Total Investments in Securities — 96.1% (Cost: $75,410,589)			73,201,138

Other Assets, Less Liabilities — 3.9%			2,955,164

Net Assets — 100.0%			$76,156,302

(a)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 10/31/17 (000)	Net Activity (000)	Shares Held at 10/31/18 (000)	Value at 10/31/18	Income	Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Treasury, SL Agency Shares	8	(7)	1	$936	$1,475	$—	$—

(a)	Includes realized capital gain distributions from an affiliated fund, if any.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

12	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® 1-3 Year International Treasury Bond ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Foreign Government Obligations	$—	$73,200,202	$—	$73,200,202
Money Market Funds	936	—	—	936

	$936	$73,200,202	$—	$73,201,138

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments October 31, 2018	iShares® International Treasury Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Foreign Government Obligations

Australia — 4.4%
Australia Government Bond
1.75%, 11/21/20(a)	AUD	2,900	$2,045,591
2.00%, 12/21/21(a)	AUD	2,100	1,485,591
2.25%, 11/21/22	AUD	1,400	996,060
2.25%, 05/21/28(a)	AUD	3,100	2,125,103
2.75%, 04/21/24(a)	AUD	2,950	2,137,563
2.75%, 11/21/27(a)	AUD	3,209	2,298,532
2.75%, 11/21/28(a)	AUD	2,770	1,981,613
2.75%, 11/21/29(a)	AUD	1,855	1,326,327
2.75%, 06/21/35(a)	AUD	831	575,872
3.00%, 03/21/47(a)	AUD	1,461	1,010,901
3.25%, 04/21/25(a)	AUD	3,228	2,401,436
3.25%, 04/21/29(a)	AUD	2,666	1,993,735
3.25%, 06/21/39(a)	AUD	924	676,817
3.75%, 04/21/37(a)	AUD	1,321	1,039,519
4.25%, 04/21/26(a)	AUD	3,800	3,013,261
4.50%, 04/15/20(a)	AUD	1,438	1,056,138
4.50%, 04/21/33(a)	AUD	1,655	1,408,011
4.75%, 04/21/27(a)	AUD	3,418	2,823,311
5.50%, 04/21/23(a)	AUD	2,785	2,251,493
5.75%, 05/15/21(a)	AUD	3,187	2,466,572
5.75%, 07/15/22(a)	AUD	2,916	2,334,561

			37,448,007
Austria — 4.7%
Republic of Austria Government Bond
0.00%, 09/20/22(b)(c)	EUR	750	856,840
0.00%, 07/15/23(b)(c)	EUR	1,120	1,273,457
0.25%, 10/18/19(b)	EUR	778	888,741
0.50%, 04/20/27(b)	EUR	1,450	1,653,436
0.75%, 10/20/26(b)	EUR	1,840	2,162,741
0.75%, 02/20/28(b)	EUR	1,100	1,263,554
1.20%, 10/20/25(b)	EUR	1,721	2,077,312
1.50%, 02/20/47(b)	EUR	842	975,121
1.50%, 11/02/86(b)	EUR	363	379,298
1.65%, 10/21/24(b)	EUR	1,785	2,210,990
1.75%, 10/20/23(b)	EUR	1,896	2,342,250
2.10%, 09/20/17(b)	EUR	690	878,122
2.40%, 05/23/34(b)	EUR	1,210	1,633,946
3.15%, 06/20/44(b)	EUR	1,112	1,769,223
3.40%, 11/22/22(b)	EUR	1,876	2,440,190
3.50%, 09/15/21(b)	EUR	2,426	3,060,187
3.65%, 04/20/22(b)	EUR	1,500	1,934,115
3.80%, 01/26/62(b)	EUR	577	1,125,660
3.90%, 07/15/20(b)	EUR	1,848	2,253,764
4.15%, 03/15/37(b)	EUR	2,216	3,766,131
4.85%, 03/15/26(b)	EUR	1,540	2,334,497
6.25%, 07/15/27	EUR	1,486	2,520,752

			39,800,327
Belgium — 4.8%
Kingdom of Belgium Government Bond
0.20%, 10/22/23(b)	EUR	1,020	1,165,418
0.50%, 10/22/24(b)	EUR	700	806,618
0.80%, 06/22/25(b)	EUR	1,565	1,829,434
0.80%, 06/22/27(b)	EUR	1,320	1,514,470
0.80%, 06/22/28(b)	EUR	1,350	1,532,982
1.00%, 06/22/26(b)	EUR	1,397	1,642,544
1.00%, 06/22/31(b)	EUR	1,030	1,159,572
1.25%, 04/22/33(a)	EUR	400	457,163

Security		Par (000)	Value

Belgium (continued)
1.45%, 06/22/37(b)	EUR	395	$448,002
1.60%, 06/22/47(b)	EUR	1,206	1,332,276
1.90%, 06/22/38(b)	EUR	670	816,155
2.15%, 06/22/66(b)	EUR	490	577,624
2.25%, 06/22/23(a)	EUR	1,480	1,858,355
2.25%, 06/22/57(b)	EUR	450	552,498
2.60%, 06/22/24(b)	EUR	1,515	1,954,315
3.00%, 06/22/34(b)	EUR	775	1,094,744
3.75%, 09/28/20(b)	EUR	1,000	1,226,073
3.75%, 06/22/45(a)	EUR	1,040	1,711,113
4.00%, 03/28/22	EUR	1,372	1,783,789
4.00%, 03/28/32(a)	EUR	804	1,244,296
4.25%, 09/28/21(b)	EUR	1,766	2,272,296
4.25%, 09/28/22(b)	EUR	1,585	2,109,486
4.25%, 03/28/41(b)	EUR	1,756	3,013,978
4.50%, 03/28/26(b)	EUR	1,015	1,492,184
5.00%, 03/28/35(b)	EUR	2,103	3,698,089
5.50%, 03/28/28	EUR	2,056	3,353,563

			40,647,037
Canada — 4.2%
Canadian Government Bond
0.50%, 03/01/22	CAD	1,988	1,421,142
0.75%, 09/01/20	CAD	3,092	2,289,669
0.75%, 03/01/21	CAD	3,123	2,291,318
0.75%, 09/01/21	CAD	2,170	1,579,601
1.00%, 09/01/22	CAD	2,140	1,545,689
1.00%, 06/01/27	CAD	1,738	1,173,846
1.50%, 03/01/20	CAD	1,485	1,119,509
1.50%, 06/01/23	CAD	1,930	1,411,277
1.50%, 06/01/26	CAD	1,608	1,141,903
1.75%, 05/01/20	CAD	1,550	1,171,379
1.75%, 08/01/20	CAD	725	546,556
1.75%, 03/01/23	CAD	1,818	1,346,933
2.00%, 11/01/20	CAD	1,390	1,051,552
2.00%, 06/01/28	CAD	1,200	875,806
2.00%, 12/01/51	CAD	300	202,029
2.25%, 06/01/25	CAD	1,600	1,202,220
2.50%, 06/01/24	CAD	1,775	1,355,163
2.75%, 06/01/22	CAD	1,488	1,147,547
2.75%, 12/01/48	CAD	1,797	1,432,359
2.75%, 12/01/64	CAD	535	436,669
3.25%, 06/01/21	CAD	1,591	1,238,636
3.50%, 06/01/20	CAD	1,815	1,407,940
3.50%, 12/01/45	CAD	1,960	1,775,977
4.00%, 06/01/41	CAD	1,800	1,710,990
5.00%, 06/01/37	CAD	1,628	1,689,525
5.75%, 06/01/29	CAD	1,260	1,247,719
5.75%, 06/01/33	CAD	1,450	1,537,469
8.00%, 06/01/27	CAD	520	563,893
9.00%, 06/01/25	CAD	20	21,244

			35,935,560
Denmark — 4.1%
Denmark Government Bond
0.25%, 11/15/20	DKK	12,150	1,876,370
0.50%, 11/15/27	DKK	25,010	3,847,955
1.50%, 11/15/23	DKK	19,116	3,145,485
1.75%, 11/15/25	DKK	29,495	4,995,789
3.00%, 11/15/21	DKK	29,655	4,978,703

14	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® International Treasury Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Denmark (continued)
4.00%, 11/15/19	DKK	17,433	$2,775,560
4.50%, 11/15/39	DKK	50,791	13,235,553

			34,855,415
Finland — 4.4%
Finland Government Bond
0.00%, 04/15/22(b)(c)	EUR	1,833	2,096,548
0.00%, 09/15/23(b)(c)	EUR	1,835	2,084,967
0.38%, 09/15/20(b)	EUR	2,128	2,452,119
0.50%, 04/15/26(b)	EUR	1,969	2,254,043
0.50%, 09/15/27(b)	EUR	1,950	2,202,641
0.75%, 04/15/31(b)	EUR	1,653	1,851,167
0.88%, 09/15/25(b)	EUR	1,463	1,726,726
1.13%, 04/15/34(b)	EUR	1,600	1,852,019
1.50%, 04/15/23(b)	EUR	1,920	2,334,285
1.63%, 09/15/22(b)	EUR	1,530	1,857,377
2.00%, 04/15/24(b)	EUR	1,940	2,433,688
2.63%, 07/04/42(b)	EUR	1,765	2,630,599
2.75%, 07/04/28(b)	EUR	1,842	2,509,397
3.38%, 04/15/20(b)	EUR	2,545	3,050,053
3.50%, 04/15/21(b)	EUR	2,319	2,884,910
4.00%, 07/04/25(b)	EUR	2,300	3,255,667

			37,476,206
France — 7.5%
France Government Bond OAT, 0.50%, 11/25/19(a)	EUR	1,120	1,283,863
French Republic Government Bond OAT
0.00%, 02/25/20(a)(c)	EUR	1,040	1,187,327
0.00%, 05/25/20(a)(c)	EUR	781	892,699
0.00%, 02/25/21(a)(c)	EUR	500	572,077
0.00%, 05/25/21(a)(c)	EUR	950	1,088,022
0.00%, 05/25/22(a)(c)	EUR	950	1,086,407
0.00%, 03/25/23(a)(c)	EUR	1,050	1,195,412
0.25%, 11/25/20(a)	EUR	905	1,041,099
0.25%, 11/25/26(a)	EUR	1,230	1,368,983
0.50%, 05/25/25(a)	EUR	1,387	1,596,370
0.50%, 05/25/26(a)	EUR	1,246	1,421,521
0.75%, 05/25/28(a)	EUR	1,301	1,483,237
0.75%, 11/25/28(a)	EUR	300	340,017
1.00%, 11/25/25(a)	EUR	1,200	1,422,612
1.00%, 05/25/27(a)	EUR	1,330	1,563,617
1.25%, 05/25/34(a)	EUR	250	287,511
1.25%, 05/25/36(b)	EUR	1,133	1,283,874
1.50%, 05/25/31(a)	EUR	1,487	1,790,821
1.75%, 05/25/23(a)	EUR	1,440	1,770,276
1.75%, 11/25/24(a)	EUR	1,570	1,950,282
1.75%, 06/25/39(b)	EUR	600	726,942
1.75%, 05/25/66(b)	EUR	413	456,110
2.00%, 05/25/48(b)	EUR	893	1,104,091
2.25%, 10/25/22(a)	EUR	1,313	1,633,703
2.25%, 05/25/24(a)	EUR	1,343	1,705,353
2.50%, 10/25/20(a)	EUR	1,466	1,759,947
2.50%, 05/25/30(a)	EUR	1,308	1,747,164
2.75%, 10/25/27(a)	EUR	1,539	2,076,278
3.00%, 04/25/22(a)	EUR	1,730	2,185,968
3.25%, 10/25/21(a)	EUR	1,500	1,883,638
3.25%, 05/25/45(a)	EUR	1,012	1,581,913
3.50%, 04/25/20(a)	EUR	1,380	1,658,747
3.50%, 04/25/26(a)	EUR	1,354	1,891,215
3.75%, 04/25/21(a)	EUR	1,570	1,964,603
4.00%, 10/25/38(a)	EUR	1,067	1,791,047

Security		Par (000)	Value

France (continued)
4.00%, 04/25/55(a)	EUR	618	$1,135,227
4.00%, 04/25/60(a)	EUR	547	1,030,783
4.25%, 10/25/23(a)	EUR	1,715	2,359,603
4.50%, 04/25/41(a)	EUR	1,277	2,319,098
4.75%, 04/25/35(a)	EUR	1,024	1,794,431
5.50%, 04/25/29(a)	EUR	1,170	1,963,049
5.75%, 10/25/32(a)	EUR	1,238	2,275,549
6.00%, 10/25/25(a)	EUR	1,223	1,932,663
8.50%, 04/25/23(a)	EUR	335	526,080

			64,129,229
Germany — 4.7%
Bundesobligation
0.00%, 04/09/21(a)(c)	EUR	809	929,516
0.00%, 10/08/21(a)(c)	EUR	830	954,556
0.00%, 04/08/22(a)(c)	EUR	461	530,093
0.00%, 10/07/22(a)(c)	EUR	655	752,738
0.00%, 04/14/23(a)(c)	EUR	400	458,826
0.25%, 10/16/20(a)	EUR	500	576,235
Bundesrepublik Deutschland Bundesanleihe
0.00%, 08/15/26(a)(c)	EUR	1,004	1,124,181
0.25%, 02/15/27(a)	EUR	1,045	1,187,719
0.50%, 02/15/25(a)	EUR	854	999,759
0.50%, 02/15/26(a)	EUR	1,217	1,421,047
0.50%, 08/15/27(a)	EUR	1,050	1,214,519
0.50%, 02/15/28(a)	EUR	750	863,069
1.00%, 08/15/24(a)	EUR	685	825,346
1.00%, 08/15/25(a)	EUR	950	1,148,031
1.25%, 08/15/48(a)	EUR	350	420,496
1.50%, 09/04/22(a)	EUR	605	735,481
1.50%, 02/15/23(a)	EUR	855	1,044,388
1.50%, 05/15/23(a)	EUR	741	907,848
1.50%, 05/15/24(a)	EUR	691	853,754
1.75%, 07/04/22(a)	EUR	925	1,131,770
1.75%, 02/15/24(a)	EUR	725	904,979
2.00%, 01/04/22(a)	EUR	555	678,710
2.00%, 08/15/23(a)	EUR	753	945,365
2.25%, 09/04/20(a)	EUR	621	741,009
2.25%, 09/04/21(a)	EUR	478	584,714
2.50%, 01/04/21(a)	EUR	740	895,782
2.50%, 07/04/44(a)	EUR	951	1,455,495
2.50%, 08/15/46(a)	EUR	936	1,451,182
3.00%, 07/04/20(a)	EUR	1,025	1,233,079
3.25%, 07/04/21(a)	EUR	825	1,030,290
3.25%, 07/04/42(a)	EUR	650	1,105,337
4.00%, 01/04/37(a)	EUR	936	1,640,203
4.25%, 07/04/39(a)	EUR	534	998,257
4.75%, 07/04/28(a)	EUR	464	747,538
4.75%, 07/04/34(a)	EUR	790	1,437,884
4.75%, 07/04/40(a)	EUR	678	1,364,094
5.50%, 01/04/31(a)	EUR	717	1,294,733
5.63%, 01/04/28(a)	EUR	615	1,034,848
6.25%, 01/04/24(a)	EUR	435	657,251
6.25%, 01/04/30(a)	EUR	375	695,916
6.50%, 07/04/27(a)	EUR	450	785,856

			39,761,894
Ireland — 4.5%
Ireland Government Bond
0.00%, 10/18/22(a)(c)	EUR	1,500	1,701,155
0.80%, 03/15/22(a)	EUR	1,980	2,313,882

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) October 31, 2018	iShares® International Treasury Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Ireland (continued)
0.90%, 05/15/28(a)	EUR	2,400	$2,704,906
1.00%, 05/15/26(a)	EUR	3,500	4,064,815
1.30%, 05/15/33(a)	EUR	1,200	1,335,593
1.70%, 05/15/37(a)	EUR	1,550	1,785,731
2.00%, 02/18/45(a)	EUR	2,558	3,045,576
2.40%, 05/15/30(a)	EUR	2,788	3,577,186
3.40%, 03/18/24(a)	EUR	2,658	3,519,409
3.90%, 03/20/23(a)	EUR	2,133	2,827,572
4.50%, 04/18/20	EUR	3,138	3,812,843
5.00%, 10/18/20	EUR	2,006	2,518,306
5.40%, 03/13/25	EUR	3,433	5,091,184

			38,298,158
Italy — 6.8%
Italy Buoni Poliennali Del Tesoro
0.20%, 10/15/20	EUR	182	201,805
0.35%, 06/15/20	EUR	550	616,079
0.35%, 11/01/21	EUR	715	775,607
0.45%, 06/01/21(a)	EUR	695	764,094
0.65%, 11/01/20	EUR	527	589,135
0.65%, 10/15/23	EUR	616	637,734
0.70%, 05/01/20	EUR	552	622,206
0.90%, 08/01/22	EUR	600	646,185
0.95%, 03/01/23	EUR	490	521,264
0.95%, 03/15/23	EUR	730	776,908
1.05%, 12/01/19	EUR	979	1,113,659
1.20%, 04/01/22	EUR	500	548,791
1.25%, 12/01/26(a)	EUR	750	743,425
1.35%, 04/15/22	EUR	543	598,050
1.45%, 09/15/22	EUR	790	867,287
1.45%, 11/15/24(a)	EUR	750	782,992
1.45%, 05/15/25	EUR	500	515,851
1.50%, 08/01/19	EUR	1,700	1,941,198
1.50%, 06/01/25	EUR	700	724,933
1.60%, 06/01/26	EUR	370	379,277
1.65%, 03/01/32(b)	EUR	956	878,987
1.85%, 05/15/24	EUR	650	701,095
2.00%, 12/01/25	EUR	550	582,961
2.00%, 02/01/28	EUR	600	614,254
2.05%, 08/01/27	EUR	830	857,269
2.15%, 12/15/21	EUR	446	508,153
2.20%, 06/01/27	EUR	740	775,949
2.25%, 09/01/36(b)	EUR	415	388,134
2.45%, 09/01/33(b)	EUR	550	543,016
2.50%, 12/01/24	EUR	635	705,518
2.70%, 03/01/47(b)	EUR	649	602,709
2.80%, 03/01/67(b)	EUR	290	262,903
2.95%, 09/01/38(b)	EUR	480	480,848
3.25%, 09/01/46(b)	EUR	675	689,909
3.45%, 03/01/48(b)	EUR	550	571,641
3.50%, 03/01/30(b)	EUR	1,020	1,155,714
3.75%, 03/01/21	EUR	849	1,008,835
3.75%, 05/01/21	EUR	643	763,229
3.75%, 08/01/21(a)	EUR	1,201	1,425,660
3.75%, 09/01/24	EUR	748	885,788
4.00%, 09/01/20	EUR	1,066	1,265,249
4.00%, 02/01/37(a)	EUR	1,248	1,468,078
4.25%, 09/01/19	EUR	1,414	1,651,815
4.25%, 03/01/20(a)	EUR	1,000	1,181,001
4.50%, 02/01/20(a)	EUR	789	932,527
4.50%, 05/01/23	EUR	647	794,220

Security		Par (000)	Value

Italy (continued)
4.50%, 03/01/24	EUR	797	$977,396
4.50%, 03/01/26(a)	EUR	859	1,063,477
4.75%, 09/01/21	EUR	1,074	1,308,889
4.75%, 08/01/23(b)	EUR	970	1,205,091
4.75%, 09/01/28(b)	EUR	862	1,092,580
4.75%, 09/01/44(b)	EUR	699	886,439
5.00%, 03/01/22	EUR	739	912,123
5.00%, 03/01/25(b)	EUR	1,029	1,301,913
5.00%, 08/01/34(a)	EUR	1,147	1,497,940
5.00%, 08/01/39(a)	EUR	889	1,158,404
5.00%, 09/01/40(a)	EUR	902	1,169,194
5.25%, 11/01/29	EUR	1,109	1,458,959
5.50%, 09/01/22	EUR	438	552,070
5.50%, 11/01/22(a)	EUR	907	1,145,182
5.75%, 02/01/33	EUR	951	1,320,123
6.00%, 05/01/31(a)	EUR	1,321	1,855,537
6.50%, 11/01/27	EUR	1,054	1,484,199
7.25%, 11/01/26	EUR	536	779,011
9.00%, 11/01/23	EUR	421	618,126

			57,848,595
Japan — 23.1%
Japan Government Five Year Bond
0.10%, 12/20/19	JPY	17,950	159,494
0.10%, 03/20/20	JPY	116,400	1,034,836
0.10%, 06/20/20	JPY	113,350	1,008,273
0.10%, 09/20/20	JPY	26,900	239,410
0.10%, 12/20/20	JPY	154,900	1,379,626
0.10%, 03/20/21	JPY	265,400	2,364,554
0.10%, 06/20/21	JPY	99,950	890,973
0.10%, 09/20/21	JPY	199,850	1,781,907
0.10%, 12/20/21	JPY	76,300	680,828
0.10%, 03/20/22	JPY	164,000	1,463,975
0.10%, 06/20/22	JPY	113,000	1,009,125
0.10%, 09/20/22	JPY	147,200	1,315,050
0.10%, 12/20/22	JPY	68,000	607,701
0.10%, 03/20/23	JPY	120,000	1,072,711
Japan Government Forty Year Bond
0.40%, 03/20/56	JPY	100,150	726,807
0.80%, 03/20/58	JPY	39,000	322,606
0.90%, 03/20/57	JPY	120,100	1,032,910
1.40%, 03/20/55	JPY	57,400	575,465
1.70%, 03/20/54	JPY	53,950	584,365
1.90%, 03/20/53	JPY	53,800	610,742
2.00%, 03/20/52	JPY	89,100	1,032,804
2.20%, 03/20/49	JPY	65,100	779,285
2.20%, 03/20/50	JPY	58,150	697,955
2.20%, 03/20/51	JPY	87,450	1,053,476
2.40%, 03/20/48	JPY	31,900	395,099
Japan Government Ten Year Bond
0.10%, 03/20/26	JPY	61,600	549,960
0.10%, 06/20/26	JPY	45,000	401,513
0.10%, 09/20/26	JPY	76,450	681,672
0.10%, 12/20/26	JPY	118,500	1,055,869
0.10%, 03/20/27	JPY	52,000	462,962
0.10%, 06/20/27	JPY	64,050	569,767
0.10%, 09/20/27	JPY	73,250	651,030
0.10%, 12/20/27	JPY	98,000	870,177
0.10%, 03/20/28	JPY	188,000	1,667,670
0.30%, 12/20/24	JPY	63,550	575,095
0.30%, 12/20/25	JPY	51,550	467,013

16	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® International Treasury Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Japan (continued)
0.40%, 03/20/25	JPY	68,200	$621,260
0.40%, 06/20/25	JPY	118,350	1,078,725
0.40%, 09/20/25	JPY	56,950	519,360
0.50%, 09/20/24	JPY	118,350	1,082,375
0.50%, 12/20/24	JPY	53,850	493,184
0.60%, 03/20/23	JPY	266,200	2,430,462
0.60%, 09/20/23	JPY	39,350	360,313
0.60%, 12/20/23	JPY	225,550	2,067,873
0.60%, 03/20/24	JPY	105,700	970,140
0.60%, 06/20/24	JPY	87,050	799,837
0.70%, 12/20/22	JPY	126,050	1,153,823
0.80%, 09/20/20	JPY	101,150	912,093
0.80%, 06/20/22	JPY	191,700	1,754,678
0.80%, 09/20/22	JPY	355,150	3,257,511
0.80%, 12/20/22	JPY	227,850	2,094,048
0.80%, 06/20/23	JPY	254,100	2,344,304
0.80%, 09/20/23	JPY	119,550	1,105,066
0.90%, 03/20/22	JPY	86,500	792,975
0.90%, 06/20/22	JPY	83,100	763,323
1.00%, 09/20/20	JPY	144,500	1,307,830
1.00%, 09/20/21	JPY	153,050	1,399,956
1.00%, 12/20/21	JPY	189,650	1,739,829
1.00%, 03/20/22	JPY	221,800	2,039,978
1.10%, 06/20/20	JPY	77,450	700,169
1.10%, 03/20/21	JPY	37,350	340,669
1.10%, 06/20/21	JPY	51,450	470,675
1.10%, 09/20/21	JPY	77,750	713,181
1.10%, 12/20/21	JPY	102,550	943,645
1.20%, 12/20/20	JPY	311,850	2,841,371
1.20%, 06/20/21	JPY	123,400	1,131,785
1.30%, 12/20/19	JPY	153,550	1,382,760
1.30%, 03/20/20	JPY	106,050	958,289
1.30%, 06/20/20	JPY	63,500	575,897
1.30%, 03/20/21	JPY	151,050	1,384,124
1.40%, 03/20/20	JPY	177,850	1,609,278
Japan Government Thirty Year Bond
0.30%, 06/20/46	JPY	71,900	553,793
0.50%, 09/20/46	JPY	95,500	775,094
0.60%, 12/20/46	JPY	69,200	575,681
0.70%, 06/20/48	JPY	55,000	466,293
0.80%, 03/20/46	JPY	74,700	656,901
0.80%, 03/20/47	JPY	66,000	578,657
0.80%, 06/20/47	JPY	74,300	650,532
0.80%, 09/20/47	JPY	78,400	685,499
0.80%, 12/20/47	JPY	83,550	729,507
0.80%, 03/20/48	JPY	84,300	735,010
1.10%, 03/20/33	JPY	29,000	283,468
1.40%, 09/20/45	JPY	37,500	378,678
1.40%, 12/20/45	JPY	49,950	504,236
1.50%, 12/20/44	JPY	51,950	535,041
1.50%, 03/20/45	JPY	78,250	805,811
1.60%, 06/20/45	JPY	45,650	480,050
1.70%, 06/20/33	JPY	32,550	343,120
1.70%, 12/20/43	JPY	72,350	774,133
1.70%, 03/20/44	JPY	81,600	873,309
1.70%, 06/20/44	JPY	60,500	647,656
1.70%, 09/20/44	JPY	68,200	730,255
1.80%, 11/22/32	JPY	26,000	276,604
1.80%, 03/20/43	JPY	101,500	1,103,751
1.80%, 09/20/43	JPY	69,950	761,333

Security		Par (000)	Value

Japan (continued)
1.90%, 09/20/42	JPY	181,500	$2,008,827
1.90%, 06/20/43	JPY	82,750	917,527
2.00%, 12/20/33	JPY	39,750	434,793
2.00%, 09/20/40	JPY	158,050	1,765,488
2.00%, 09/20/41	JPY	153,650	1,722,846
2.00%, 03/20/42	JPY	144,550	1,623,512
2.10%, 09/20/33	JPY	30,550	337,627
2.20%, 09/20/39	JPY	112,400	1,289,430
2.20%, 03/20/41	JPY	133,000	1,537,534
2.30%, 05/20/32	JPY	23,800	266,318
2.30%, 03/20/35	JPY	42,200	481,444
2.30%, 06/20/35	JPY	26,050	297,511
2.30%, 12/20/35	JPY	35,650	407,940
2.30%, 12/20/36	JPY	53,550	615,610
2.30%, 03/20/39	JPY	124,050	1,438,916
2.30%, 03/20/40	JPY	143,950	1,679,836
2.40%, 11/20/31	JPY	13,600	153,066
2.40%, 03/20/34	JPY	33,900	389,188
2.40%, 12/20/34	JPY	42,600	491,919
2.40%, 03/20/37	JPY	84,150	982,084
2.40%, 09/20/38	JPY	129,200	1,518,013
2.50%, 06/20/34	JPY	36,500	424,442
2.50%, 09/20/34	JPY	34,700	404,765
2.50%, 09/20/35	JPY	26,550	311,411
2.50%, 03/20/36	JPY	58,800	691,230
2.50%, 06/20/36	JPY	44,500	524,541
2.50%, 09/20/36	JPY	36,900	435,384
2.50%, 09/20/37	JPY	82,800	981,854
2.50%, 03/20/38	JPY	109,800	1,303,687
Japan Government Twenty Year Bond
0.20%, 06/20/36	JPY	96,600	807,638
0.40%, 03/20/36	JPY	73,000	633,697
0.50%, 09/20/36	JPY	89,000	781,541
0.50%, 03/20/38	JPY	172,100	1,489,022
0.50%, 06/20/38	JPY	51,000	440,849
0.60%, 12/20/36	JPY	124,100	1,105,271
0.60%, 06/20/37	JPY	84,050	746,511
0.60%, 09/20/37	JPY	111,100	984,488
0.60%, 12/20/37	JPY	106,500	941,575
0.70%, 03/20/37	JPY	95,500	864,175
0.80%, 06/20/23	JPY	69,950	645,352
1.00%, 03/20/23	JPY	39,500	366,800
1.00%, 12/20/35	JPY	122,250	1,169,811
1.20%, 12/20/34	JPY	81,450	805,601
1.20%, 03/20/35	JPY	118,550	1,170,100
1.20%, 09/20/35	JPY	76,850	758,687
1.30%, 06/20/35	JPY	63,300	633,993
1.40%, 12/20/22	JPY	19,000	178,813
1.40%, 09/20/34	JPY	133,000	1,351,307
1.50%, 06/20/32	JPY	50,900	521,953
1.50%, 03/20/33	JPY	71,400	733,581
1.50%, 03/20/34	JPY	82,350	847,361
1.50%, 06/20/34	JPY	90,000	926,205
1.60%, 06/20/30	JPY	65,800	675,970
1.60%, 03/20/32	JPY	52,700	546,001
1.60%, 06/20/32	JPY	41,100	426,230
1.60%, 03/20/33	JPY	82,100	853,497
1.60%, 12/20/33	JPY	176,850	1,841,885
1.70%, 12/20/22	JPY	36,000	342,774
1.70%, 09/20/31	JPY	63,400	662,516

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) October 31, 2018	iShares® International Treasury Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Japan (continued)
1.70%, 12/20/31	JPY	79,600	$832,818
1.70%, 03/20/32	JPY	44,300	464,028
1.70%, 06/20/32	JPY	50,750	532,193
1.70%, 09/20/32	JPY	139,450	1,463,894
1.70%, 12/20/32	JPY	117,050	1,231,652
1.70%, 06/20/33	JPY	110,350	1,163,234
1.70%, 09/20/33	JPY	113,600	1,196,819
1.80%, 06/20/23	JPY	69,000	665,024
1.80%, 12/20/23	JPY	25,000	242,905
1.80%, 06/20/30	JPY	50,100	525,372
1.80%, 09/20/30	JPY	54,850	575,571
1.80%, 06/20/31	JPY	55,800	589,100
1.80%, 09/20/31	JPY	102,950	1,087,171
1.80%, 12/20/31	JPY	107,100	1,132,562
1.80%, 03/20/32	JPY	87,550	927,058
1.80%, 12/20/32	JPY	68,950	733,789
1.90%, 03/22/21	JPY	1,950	18,118
1.90%, 06/20/22	JPY	15,000	142,631
1.90%, 09/20/22	JPY	25,900	247,406
1.90%, 09/20/23	JPY	39,000	379,139
1.90%, 12/20/23	JPY	52,000	507,615
1.90%, 03/20/24	JPY	36,050	353,300
1.90%, 03/20/25	JPY	43,500	432,965
1.90%, 06/20/25	JPY	40,200	401,658
1.90%, 12/20/28	JPY	63,050	658,065
1.90%, 03/20/29	JPY	69,350	725,510
1.90%, 09/20/30	JPY	62,200	659,092
1.90%, 03/20/31	JPY	41,950	446,119
1.90%, 06/20/31	JPY	102,400	1,092,197
2.00%, 06/21/21	JPY	2,650	24,803
2.00%, 03/21/22	JPY	14,100	133,932
2.00%, 06/20/22	JPY	54,750	522,370
2.00%, 12/20/24	JPY	67,100	668,984
2.00%, 03/20/25	JPY	27,050	270,768
2.00%, 06/20/25	JPY	13,800	138,695
2.00%, 09/20/25	JPY	20,650	208,366
2.00%, 12/20/25	JPY	29,450	298,266
2.00%, 03/20/27	JPY	38,350	395,353
2.00%, 06/20/30	JPY	43,700	467,076
2.00%, 12/20/30	JPY	46,450	498,555
2.00%, 03/20/31	JPY	51,550	553,705
2.10%, 09/21/21	JPY	25,000	235,745
2.10%, 12/20/21	JPY	41,850	396,762
2.10%, 03/20/24	JPY	57,300	567,034
2.10%, 09/20/24	JPY	83,400	832,507
2.10%, 03/20/25	JPY	29,900	300,990
2.10%, 06/20/25	JPY	29,150	294,682
2.10%, 09/20/25	JPY	18,850	191,355
2.10%, 12/20/25	JPY	30,000	305,734
2.10%, 03/20/26	JPY	39,600	405,053
2.10%, 12/20/26	JPY	64,350	665,903
2.10%, 03/20/27	JPY	44,400	461,008
2.10%, 06/20/27	JPY	27,500	286,506
2.10%, 09/20/27	JPY	46,300	483,985
2.10%, 12/20/27	JPY	104,850	1,100,537
2.10%, 06/20/28	JPY	46,450	490,150
2.10%, 09/20/28	JPY	74,750	791,189
2.10%, 12/20/28	JPY	43,000	456,428
2.10%, 03/20/29	JPY	83,500	888,694
2.10%, 06/20/29	JPY	84,700	903,882

Security		Par (000)	Value

Japan (continued)
2.10%, 09/20/29	JPY	87,600	$937,282
2.10%, 12/20/29	JPY	92,950	996,979
2.10%, 03/20/30	JPY	115,200	1,238,552
2.10%, 12/20/30	JPY	116,550	1,263,166
2.20%, 06/22/20	JPY	23,200	213,461
2.20%, 09/21/20	JPY	71,850	664,772
2.20%, 12/20/21	JPY	5,800	55,149
2.20%, 03/20/24	JPY	18,950	188,434
2.20%, 06/20/24	JPY	30,750	307,170
2.20%, 03/20/26	JPY	10,700	110,146
2.20%, 06/20/26	JPY	17,050	176,330
2.20%, 09/20/26	JPY	66,000	685,177
2.20%, 09/20/27	JPY	64,750	681,913
2.20%, 03/20/28	JPY	89,000	943,563
2.20%, 09/20/28	JPY	37,600	401,234
2.20%, 06/20/29	JPY	47,450	510,768
2.20%, 12/20/29	JPY	53,800	582,263
2.20%, 03/20/30	JPY	64,700	702,003
2.20%, 03/20/31	JPY	73,600	807,210
2.30%, 03/20/26	JPY	9,000	93,235
2.30%, 06/20/26	JPY	36,300	377,864
2.30%, 09/20/26	JPY	2,900	30,309
2.30%, 06/20/27	JPY	37,150	392,703
2.30%, 06/20/28	JPY	44,950	481,922
2.40%, 03/20/20	JPY	1,100	10,090
2.40%, 06/20/24	JPY	79,800	805,135
2.40%, 03/20/28	JPY	41,500	446,816
2.40%, 06/20/28	JPY	67,000	723,989
2.50%, 03/20/20	JPY	1,150	10,562
2.50%, 12/21/20	JPY	119,000	1,113,658
Japan Government Two Year Bond
0.10%, 10/15/19	JPY	53,000	470,808
0.10%, 11/15/19	JPY	80,000	710,682
0.10%, 12/15/19	JPY	65,000	577,538
0.10%, 01/15/20	JPY	200,000	1,777,378
0.10%, 02/15/20	JPY	70,000	622,200
0.10%, 03/15/20	JPY	140,000	1,244,611
0.10%, 04/15/20	JPY	199,450	1,773,462

			196,302,406
Netherlands — 4.7%
Netherlands Government Bond
0.00%, 01/15/22(b)(c)	EUR	1,624	1,863,073
0.00%, 01/15/24(b)(c)	EUR	1,050	1,192,319
0.25%, 01/15/20(b)	EUR	1,720	1,971,452
0.25%, 07/15/25(b)	EUR	1,811	2,066,659
0.50%, 07/15/26(b)	EUR	1,800	2,074,772
0.75%, 07/15/27(b)	EUR	1,740	2,027,300
0.75%, 07/15/28(b)	EUR	1,200	1,389,028
1.75%, 07/15/23(b)	EUR	2,018	2,492,278
2.00%, 07/15/24(b)	EUR	1,921	2,422,729
2.25%, 07/15/22(b)	EUR	1,628	2,022,240
2.50%, 01/15/33(b)	EUR	1,651	2,306,561
2.75%, 01/15/47(b)	EUR	1,606	2,568,657
3.25%, 07/15/21(b)	EUR	1,875	2,342,013
3.50%, 07/15/20(b)	EUR	1,757	2,132,755
3.75%, 01/15/23	EUR	527	697,691
3.75%, 01/15/42(b)	EUR	1,772	3,175,590
4.00%, 01/15/37(b)	EUR	1,774	3,076,810

18	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® International Treasury Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Netherlands (continued)
5.50%, 01/15/28	EUR	1,545	$2,558,270
7.50%, 01/15/23(b)	EUR	1,054	1,585,824

			39,966,021
Norway — 1.7%
Norway Government Bond
1.50%, 02/19/26(b)	NOK	15,466	1,800,636
1.75%, 03/13/25(b)	NOK	14,330	1,705,459
1.75%, 02/17/27(b)	NOK	15,040	1,771,349
2.00%, 05/24/23(b)	NOK	23,654	2,869,736
3.00%, 03/14/24(b)	NOK	18,010	2,291,494
3.75%, 05/25/21(b)	NOK	31,056	3,924,053

			14,362,727
Portugal — 4.7%
Portugal Obrigacoes do Tesouro OT
2.13%, 10/17/28(b)	EUR	1,750	2,026,459
2.20%, 10/17/22(b)	EUR	3,130	3,802,144
2.88%, 10/15/25(b)	EUR	3,473	4,331,343
2.88%, 07/21/26(b)	EUR	2,343	2,909,855
3.85%, 04/15/21(b)	EUR	4,036	5,001,132
3.88%, 02/15/30(b)	EUR	1,288	1,712,130
4.10%, 04/15/37(b)	EUR	2,391	3,271,606
4.10%, 02/15/45(b)	EUR	945	1,290,339
4.13%, 04/14/27(b)	EUR	2,604	3,504,852
4.80%, 06/15/20(b)	EUR	2,996	3,663,639
4.95%, 10/25/23(b)	EUR	2,362	3,231,840
5.65%, 02/15/24(b)	EUR	3,926	5,547,686

			40,293,025
Spain — 4.7%
Spain Government Bond
0.40%, 04/30/22	EUR	1,200	1,370,229
0.75%, 07/30/21	EUR	647	748,712
1.15%, 07/30/20	EUR	910	1,055,385
1.30%, 10/31/26(b)	EUR	675	767,594
1.40%, 01/31/20	EUR	934	1,081,123
1.40%, 04/30/28(b)	EUR	850	955,892
1.45%, 10/31/27(b)	EUR	1,100	1,248,973
1.50%, 04/30/27(b)	EUR	750	858,813
1.60%, 04/30/25(b)	EUR	1,474	1,741,129
1.95%, 04/30/26(b)	EUR	450	538,274
1.95%, 07/30/30(b)	EUR	1,465	1,691,106
2.15%, 10/31/25(b)	EUR	646	785,527
2.35%, 07/30/33(b)	EUR	626	736,988
2.70%, 10/31/48(b)	EUR	350	399,056
2.75%, 04/30/19	EUR	1	1,151
2.75%, 10/31/24(b)	EUR	800	1,008,562
2.90%, 10/31/46(b)	EUR	820	983,510
3.80%, 04/30/24(b)	EUR	803	1,059,040
4.00%, 04/30/20(b)	EUR	2,161	2,604,874
4.20%, 01/31/37(b)	EUR	797	1,178,160
4.30%, 10/31/19(b)	EUR	652	773,212
4.40%, 10/31/23(b)	EUR	577	775,408
4.60%, 07/30/19(b)	EUR	939	1,103,370
4.65%, 07/30/25(b)	EUR	995	1,395,943
4.70%, 07/30/41(b)	EUR	858	1,363,590
4.80%, 01/31/24(b)	EUR	397	545,150
4.85%, 10/31/20(b)	EUR	494	615,206
4.90%, 07/30/40(b)	EUR	891	1,447,104
5.15%, 10/31/28(b)	EUR	380	573,371
5.15%, 10/31/44(b)	EUR	645	1,094,716

Security		Par (000)	Value

Spain (continued)
5.40%, 01/31/23(b)	EUR	1,359	$1,863,770
5.50%, 04/30/21(b)	EUR	1,816	2,342,411
5.75%, 07/30/32	EUR	1,045	1,737,308
5.85%, 01/31/22(b)	EUR	756	1,015,475
5.90%, 07/30/26(b)	EUR	900	1,372,025
6.00%, 01/31/29	EUR	818	1,314,083

			40,146,240
Sweden — 2.8%
Sweden Government Bond
0.75%, 05/12/28	SEK	27,550	3,048,625
1.00%, 11/12/26	SEK	29,200	3,332,168
1.50%, 11/13/23(b)	SEK	39,850	4,668,794
2.50%, 05/12/25	SEK	28,490	3,566,261
3.50%, 06/01/22	SEK	49,495	6,120,686
3.50%, 03/30/39	SEK	21,395	3,253,200
5.00%, 12/01/20	SEK	750	91,380

			24,081,114
Switzerland — 1.0%
Swiss Confederation Government Bond
2.00%, 04/28/21(a)	CHF	1,606	1,704,286
2.25%, 07/06/20(a)	CHF	1,832	1,913,319
4.00%, 02/11/23(a)	CHF	1,690	2,003,672
4.00%, 04/08/28(a)	CHF	2,082	2,854,445

			8,475,722
United Kingdom — 4.8%
United Kingdom Gilt
0.50%, 07/22/22(a)	GBP	1,050	1,322,183
0.75%, 07/22/23(a)	GBP	1,080	1,362,306
1.00%, 04/22/24(a)	GBP	160	203,275
1.25%, 07/22/27(a)	GBP	950	1,204,879
1.50%, 01/22/21(a)	GBP	1,005	1,304,941
1.50%, 07/22/26(a)	GBP	830	1,081,637
1.50%, 07/22/47(a)	GBP	840	987,659
1.63%, 10/22/28(a)	GBP	400	519,993
1.63%, 10/22/71(a)	GBP	405	490,890
1.75%, 09/07/22(a)	GBP	972	1,281,219
1.75%, 09/07/37(a)	GBP	550	695,032
1.75%, 07/22/57(a)	GBP	570	718,558
2.00%, 09/07/25(a)	GBP	638	860,693
2.25%, 09/07/23(a)	GBP	538	727,506
2.50%, 07/22/65(a)	GBP	712	1,120,285
2.75%, 09/07/24(a)	GBP	517	722,428
3.25%, 01/22/44(a)	GBP	883	1,435,697
3.50%, 01/22/45(a)	GBP	968	1,646,510
3.50%, 07/22/68(a)	GBP	689	1,376,458
3.75%, 09/07/20(a)	GBP	772	1,040,125
3.75%, 09/07/21(a)	GBP	614	849,753
3.75%, 07/22/52(a)	GBP	718	1,362,426
4.00%, 03/07/22(a)	GBP	425	599,846
4.00%, 01/22/60(a)	GBP	557	1,168,901
4.25%, 12/07/27(a)	GBP	544	870,482
4.25%, 06/07/32(a)	GBP	690	1,164,653
4.25%, 03/07/36(a)	GBP	815	1,429,587
4.25%, 09/07/39(a)	GBP	625	1,133,923
4.25%, 12/07/40(a)	GBP	702	1,288,243
4.25%, 12/07/46(a)	GBP	710	1,375,409
4.25%, 12/07/49(a)	GBP	550	1,100,877
4.25%, 12/07/55(a)	GBP	707	1,501,017
4.50%, 09/07/34(a)	GBP	769	1,362,602

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) October 31, 2018	iShares® International Treasury Bond ETF (Percentages shown are based on Net Assets)

Security	Par/ Shares (000)		Value

United Kingdom (continued)
4.50%, 12/07/42(a)	GBP	578	$1,117,794
4.75%, 12/07/30(a)	GBP	496	859,316
4.75%, 12/07/38(a)	GBP	629	1,201,768
5.00%, 03/07/25(a)	GBP	683	1,079,012
6.00%, 12/07/28(a)	GBP	405	743,113
8.00%, 06/07/21(a)	GBP	460	696,619

			41,007,615

Total Foreign Government Obligations — 97.6% (Cost: $866,523,599)			830,835,298

Short-Term Investments

Money Market Funds — 0.0%
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.11%(d)(e)		156	155,679

Total Short-Term Investments — 0.0% (Cost: $155,679)			155,679

Total Investments in Securities — 97.6% (Cost: $866,679,278)			830,990,977

Other Assets, Less Liabilities — 2.4%			20,693,067

Net Assets — 100.0%			$851,684,044

(a)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 10/31/17 (000)	Net Activity (000)	Shares Held at 10/31/18 (000)	Value at 10/31/18	Income	Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Treasury, SL Agency Shares	1,978	(1,822)	156	$155,679	$13,906	$—		$—

(a) Includes realized capital gain distributions from an affiliated fund, if any.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Foreign Government Obligations	$—	$830,835,298	$—	$830,835,298
Money Market Funds	155,679	—	—	155,679

	$155,679	$830,835,298	$—	$830,990,977

See notes to financial statements.

20	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

October 31, 2018

	iShares 1-3 Year International Treasury Bond ETF	iShares International Treasury Bond ETF

ASSETS
Investments in securities, at value:
Unaffiliated(a)	$73,200,202	$830,835,298
Affiliated(b)	936	155,679
Foreign currency, at value(c)	2,570,846	15,395,628
Receivables:
Investments sold	579,665	3,238,990
Dividends	6	438
Interest	697,164	7,430,148

Total assets	77,048,819	857,056,181

LIABILITIES
Payables:
Investments purchased	890,163	2,744,537
Capital shares redeemed	—	2,372,377
Investment advisory fees	2,354	255,223

Total liabilities	892,517	5,372,137

NET ASSETS	$76,156,302	$851,684,044

NET ASSETS CONSIST OF:
Paid-in capital	$85,436,813	$896,157,273
Accumulated loss	(9,280,511)	(44,473,229)

NET ASSETS	$76,156,302	$851,684,044

Shares outstanding	950,000	17,950,000

Net asset value	$80.16	$47.45

Shares authorized	Unlimited	Unlimited

Par value	None	None

(a) Investments, at cost — Unaffiliated	$75,409,653	$866,523,599
(b) Investments, at cost — Affiliated	$936	$155,679
(c) Foreign currency, at cost	$2,606,509	$15,578,500

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	21

Statements of Operations Year Ended October 31, 2018

	iShares 1-3 Year International Treasury Bond ETF	iShares International Treasury Bond ETF

INVESTMENT INCOME
Dividends — Affiliated	$1,475	$13,906
Interest — Unaffiliated	(51,083)	9,368,465

Total investment income	(49,608)	9,382,371

EXPENSES
Investment advisory fees	283,206	3,250,431
Proxy fees	8	65

Total expenses	283,214	3,250,496

Less:
Investment advisory fees waived	(278,214)	—

Total expenses after fees waived	5,000	3,250,496

Net investment income (loss)	(54,608)	6,131,875

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	1,450,446	(2,590,676)
In-kind redemptions — Unaffiliated	344,136	3,876,492
Foreign currency transactions	(45,432)	(935,958)

Net realized gain	1,749,150	349,858

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(4,388,157)	(38,451,445)
Foreign currency translations	(48,967)	(228,466)

Net change in unrealized appreciation (depreciation)	(4,437,124)	(38,679,911)

Net realized and unrealized loss	(2,687,974)	(38,330,053)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,742,582)	$(32,198,178)

See notes to financial statements.

22	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares 1-3 Year International Treasury Bond ETF		iShares International Treasury Bond ETF
	Year Ended 10/31/18	Year Ended 10/31/17	Year Ended 10/31/18	Year Ended 10/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$(54,608)	$(34,348)	$6,131,875	$5,259,065
Net realized gain (loss)	1,749,150	121,237	349,858	(13,187,057)
Net change in unrealized appreciation (depreciation)	(4,437,124)	1,390,120	(38,679,911)	12,889,177

Net increase (decrease) in net assets resulting from operations	(2,742,582)	1,477,009	(32,198,178)	4,961,185

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(350,329)	—	(364,402)	(5,027,440)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	607,933	(7,593,767)	72,999,629	37,609,302

NET ASSETS(b)
Total increase (decrease) in net assets	(2,484,978)	(6,116,758)	40,437,049	37,543,047
Beginning of year	78,641,280	84,758,038	811,246,995	773,703,948

End of year	$76,156,302	$78,641,280	$851,684,044	$811,246,995

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 10 for this prior year information.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	23

Financial Highlights

(For a share outstanding throughout each period)

	iShares 1-3 Year International Treasury Bond ETF
	Year Ended 10/31/18	Year Ended 10/31/17	Year Ended 10/31/16	Year Ended 10/31/15		Year Ended 10/31/14

Net asset value, beginning of year	$82.78	$80.72	$78.95	$88.12		$95.66

Net investment income (loss)(a)	(0.06)	(0.04)	0.00 (b)	0.15		0.55
Net realized and unrealized gain (loss)(c)	(2.17)	2.10	1.77	(9.12)		(7.77)

Net increase (decrease) from investment operations	(2.23)	2.06	1.77	(8.97)		(7.22)

Distributions(d)
From net investment income	(0.39)	—	—	(0.20)		(0.32)
Return of capital	—	—	—	(0.00	)(b)	—

Total distributions	(0.39)	—	—	(0.20)		(0.32)

Net asset value, end of year	$80.16	$82.78	$80.72	$78.95		$88.12

Total Return
Based on net asset value	(2.71)%	2.55%	2.24%	(10.19)%		(7.57)%

Ratios to Average Net Assets
Total expenses	0.35%	0.35%	0.35%	0.35%		0.35%

Total expenses after fees waived	0.01%	0.01%	0.20%	0.35%		0.35%

Net investment income (loss)	(0.07)%	(0.04)%	0.01%	0.19%		0.58%

Supplemental Data
Net assets, end of year (000)	$76,156	$78,641	$84,758	$126,323		$167,421

Portfolio turnover rate(e)	47%	48%	53%	53%		51%

(a)	Based on average shares outstanding.

(b)	Rounds to less than $0.01.

(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

24	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares International Treasury Bond ETF
	Year Ended 10/31/18	Year Ended 10/31/17 (a)	Year Ended 10/31/16 (a)	Year Ended 10/31/15 (a)	Year Ended 10/31/14 (a)

Net asset value, beginning of year	$48.72	$48.06	$45.51	$49.24	$50.91

Net investment income(b)	0.33	0.37	0.45	0.64	0.85
Net realized and unrealized gain (loss)(c)	(1.58)	0.62	2.17	(4.24)	(1.67)

Net increase (decrease) from investment operations	(1.25)	0.99	2.62	(3.60)	(0.82)

Distributions(d)
From net investment income	(0.02)	(0.33)	(0.07)	—	(0.85)
Return of capital	—	—	—	(0.13)	—

Total distributions	(0.02)	(0.33)	(0.07)	(0.13)	(0.85)

Net asset value, end of year	$47.45	$48.72	$48.06	$45.51	$49.24

Total Return
Based on net asset value	(2.57)%	2.13%	5.73%	(7.33)%	(1.65)%

Ratios to Average Net Assets
Total expenses	0.35%	0.35%	0.35%	0.35%	0.35%

Net investment income	0.66%	0.78%	0.93%	1.38%	1.65%

Supplemental Data
Net assets, end of year (000)	$851,684	$811,247	$773,704	$482,424	$536,703

Portfolio turnover rate(e)	10%	9%	9%	10%	28%

(a)	Per share amounts reflect a two-for-one stock split effective after the close of trading on August 30, 2017.

(b)	Based on average shares outstanding.

(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	25

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
1-3 Year International Treasury Bond	Non-diversified
International Treasury Bond	Non-diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, and payment-in-kind interest income, if any, are recognized daily on the accrual basis. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source.

Foreign Currency Translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in non-U.S. currencies are translated to U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. Such fluctuations are reflected by the Funds as a component of net realized and unrealized gain (loss) from investments for financial reporting purposes. Each Fund reports realized currency gain (loss) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of October 31, 2018, if any, are disclosed in the statement of assets and liabilities.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization on Purchase Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Funds.

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

26	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Fixed-income investments are valued using the last available bid price or current market quotations provided by independent dealers or prices (including evaluated prices) supplied by approved independent third-party pricing services. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and/or other factors and assumptions.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values, and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets for identical assets or liabilities;
•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors (“BFA”) manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

N O T E S T O F I N A N C I A L S T A T E M E N T S	27

Notes to Financial Statements (continued)

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
1-3 Year International Treasury Bond	0.35%
International Treasury Bond	0.35

Expense Waivers: For the year ended October 31, 2018, BFA has voluntarily waived a portion of its investment advisory fees for the iShares 1-3 Year International Treasury Bond ETF in the amount of $278,214.

Sub-Adviser: BFA has entered into a sub-advisory agreement with BlackRock International Limited (the “Sub-Adviser”), an affiliate of BFA, under which BFA pays the Sub-Adviser for services it provides to the Funds.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock for 1940 Act purposes.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended October 31, 2018, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
1-3 Year International Treasury Bond	$539,329	$67,508
International Treasury Bond	253,260	8,776

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

5.	PURCHASES AND SALES

For the year ended October 31, 2018, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows:

iShares ETF	Purchases	Sales
1-3 Year International Treasury Bond	$36,967,142	$37,532,119
International Treasury Bond	116,793,259	90,582,576

For the year ended October 31, 2018, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
1-3 Year International Treasury Bond	$12,885,972	$12,193,570
International Treasury Bond	266,751,973	203,435,685

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

28	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of October 31, 2018, the following permanent differences attributable to the expiration of capital loss carryforwards and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Loss
1-3 Year International Treasury Bond	$224,865	$(224,865)
International Treasury Bond	3,358,104	(3,358,104)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 10/31/18	Year Ended 10/31/17
1-3 Year International Treasury Bond
Ordinary income	$350,329	$—

International Treasury Bond
Ordinary income	$364,402	$5,027,440

As of October 31, 2018, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses)(a)	Total
1-3 Year International Treasury Bond	$1,360,805	$(8,165,313)	$(2,476,003)	$(9,280,511)
International Treasury Bond	2,675,179	(9,980,518)	(37,167,890)	(44,473,229)

(a)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and amortization methods for premiums and discounts on fixed income securities.

As of October 31, 2018, the Funds had capital loss carryforwards, with no expiration dates, available to offset future realized capital gains as follows:

iShares ETF	Non-Expiring
1-3 Year International Treasury Bond	$8,165,313
International Treasury Bond	9,980,518

For the year ended October 31, 2018, the Funds utilized the following amounts of their capital loss carryforwards as follows:

iShares ETF	Utilized
1-3 Year International Treasury Bond	$35,740

As of October 31, 2018, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
1-3 Year International Treasury Bond	$75,611,102	$433,708	$(2,843,672)	$(2,409,964)
International Treasury Bond	867,731,902	5,178,598	(41,919,523)	(36,740,925)

7.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

N O T E S T O F I N A N C I A L S T A T E M E N T S	29

Notes to Financial Statements (continued)

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

Changes in market interest rates or economic conditions may affect the value and/or liquidity of fixed income investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Securities with longer durations tend to be more sensitive to interest rate changes, usually making their price more volatile than those of securities with shorter durations. Given the environment of historically low interest rates, a fund may be subject to a greater risk of price losses if interest rates rise.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

8.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 10/31/18		Year Ended 10/31/17

iShares ETF	Shares	Amount	Shares		Amount
1-3 Year International Treasury Bond
Shares sold	150,000	$13,005,438	50,000		$4,058,212
Shares redeemed	(150,000)	(12,397,505)	(150,000)		(11,651,979)

Net increase (decrease)	—	$607,933	(100,000)		$(7,593,767)

International Treasury Bond
Shares sold	7,000,000	$353,753,364	6,050,000	(a)	$288,531,782
Shares redeemed	(5,700,000)	(280,753,735)	(5,500,000	)(a)	(250,922,480)

Net increase	1,300,000	$72,999,629	550,000		$37,609,302

(a)	Share transactions reflect a two-for-one stock split effective after the close of trading on August 30, 2017.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

30	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

9.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares U.S. Preferred Stock ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the court’s decision.

10.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Funds have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the statement of assets and liabilities, statement of changes in net assets and notes to the financial statements.

Prior year distribution information and undistributed net investment income in the statement of changes in net assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended October 31, 2017 were classified as follows:

iShares ETF	Net Investment Income
International Treasury Bond	$5,027,440

Undistributed net investment income as of October 31, 2017 are as follows:

iShares ETF	Undistributed net investment income
1-3 Year International Treasury Bond	$202,116
International Treasury Bond	70,376

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	31

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares 1-3 Year International Treasury Bond ETF and

iShares International Treasury Bond ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares 1-3 Year International Treasury Bond ETF and iShares International Treasury Bond ETF (two of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2018, the related statements of operations for the year ended October 31, 2018, the statements of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2018 and each of the financial highlights for each of the five years in the period ended October 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

San Francisco, California

December 21, 2018

We have served as the auditor of one or more BlackRock investment companies since 2000.

32	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Important Tax Information (unaudited)

For the fiscal year ended October 31, 2018, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned
International Treasury Bond	$9,368,463

The Funds hereby designate the following amounts of distributions from direct federal obligation interest for the fiscal year ended October 31, 2018:

iShares ETF	Federal Obligation Interest
1-3 Year International Treasury Bond	$675
International Treasury Bond	7,067

The law varies in each state as to whether and what percent of ordinary income dividends attribute to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

I M P O R T A N T T A X I N F O R M A T I O N	33

Board Review and Approval of Investment Advisory Contract

I. iShares 1-3 Year International Treasury Bond ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”), and the Sub-Advisory Agreement between BFA and BlackRock International Limited (“BIL”) (the “Sub-Advisory Agreement”), on behalf of the Fund. The Advisory Contract and the Sub-Advisory Agreement are referred to hereafter as the “Advisory Agreements”. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreements. At a meeting on May 11, 2018, a committee composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 24, 2018, management presented additional information to the Board relating to the continuance of the Advisory Agreements, including information requested by the 15(c) Committee during its initial meeting. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-14, 2018, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Agreements for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Agreements for the Fund, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Agreements are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider),objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds. The Board also noted that BFA pays BIL for its sub-advisory services, and that there are no additional fees imposed on the Fund in respect of the services provided under the Sub-Advisory Agreement.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2017, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA (and any services provided by BIL on BFA’s behalf or at BFA’s direction) under the Advisory Agreements for the coming year as compared to the scope of services provided by BFA and BIL during prior years. In reviewing the scope of these services, the Board considered the investment philosophy and experience of BFA and BIL, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders. The Board also considered the compliance program of BFA and BIL and their compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment

34	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract (continued)

performance, investment and risk management processes and strategies provided at the June 12-14, 2018 meeting and throughout the year, and matters related to BFA’s and BIL’s portfolio compliance policies and procedures.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreements supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board further noted that it considered the supplemental information the 15(c) Committee requested, which BlackRock provided, regarding the methodology. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and showed how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that a breakpoint structure for the Fund may be appropriate should material economies of scale exist in the future that are not otherwise shared, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review of the sharing of scale benefits, as well as the other factors considered at the meeting, the Board concluded that the information concerning the sharing of scale benefits supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreements for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	35

Board Review and Approval of Investment Advisory Contract (continued)

to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreements for the coming year.

II. iShares International Treasury Bond ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”), and the Sub-Advisory Agreement between BFA and BlackRock International Limited (“BIL”) (the “Sub-Advisory Agreement”), on behalf of the Fund. The Advisory Contract and the Sub-Advisory Agreement are referred to hereafter as the “Advisory Agreements”. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreements. At a meeting on May 11, 2018, a committee composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 24, 2018, management presented additional information to the Board relating to the continuance of the Advisory Agreements, including information requested by the 15(c) Committee during its initial meeting. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-14, 2018, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Agreements for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Agreements for the Fund, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Agreements are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds. The Board also noted that BFA pays BIL for its sub-advisory services, and that there are no additional fees imposed on the Fund in respect of the services provided under the Sub-Advisory Agreement.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2017, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA (and any services provided by BIL on BFA’s behalf or at BFA’s direction) under the Advisory Agreements for the coming year as compared to the scope of services provided by BFA and BIL during prior years. In reviewing the scope of these services, the Board considered the investment philosophy and experience of BFA and BIL, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders. The Board also considered the compliance program of BFA and BIL and their compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment

36	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract (continued)

performance, investment and risk management processes and strategies provided at the June 12-14, 2018 meeting and throughout the year, and matters related to BFA’s and BIL’s portfolio compliance policies and procedures.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreements supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board further noted that it considered the supplemental information the 15(c)Committee requested, which BlackRock provided, regarding the methodology. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and showed how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that a breakpoint structure for the Fund may be appropriate should material economies of scale exist in the future that are not otherwise shared, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review of the sharing of scale benefits, as well as the other factors considered at the meeting, the Board concluded that the information concerning the sharing of scale benefits supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreements for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	37

Board Review and Approval of Investment Advisory Contract (continued)

to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreements for the coming year.

38	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information (unaudited)

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or since the Fund began trading, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the date a Fund began trading on the secondary market, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares 1-3 Year International Treasury Bond ETF

Period Covered: January 01, 2013 through September 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	3	0.21%
Greater than 0.5% and Less than 1.0%	23	1.59
Greater than 0.0% and Less than 0.5%	689	47.61
At NAV	38	2.63
Less than 0.0% and Greater than –0.5%	663	45.81
Less than –0.5% and Greater than –1.0%	28	1.94
Less than –1.0% and Greater than –1.5%	3	0.21

	1,447	100.00%

iShares International Treasury Bond ETF

Period Covered: January 01, 2013 through September 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	1	0.07%
Greater than 1.5% and Less than 2.0%	1	0.07
Greater than 1.0% and Less than 1.5%	4	0.28
Greater than 0.5% and Less than 1.0%	31	2.14
Greater than 0.0% and Less than 0.5%	843	58.25
At NAV	39	2.70
Less than 0.0% and Greater than –0.5%	503	34.76
Less than –0.5% and Greater than –1.0%	22	1.52
Less than –1.0% and Greater than –1.5%	2	0.14
Less than –1.5% and Greater than –2.0%	1	0.07

	1,447	100.00%

S U P P L E M E N T A L I N F O R M A T I O N	39

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 343 funds as of October 31, 2018. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small and Benjamin Archibald, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (61)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark K. Wiedman(b) (47)	Trustee (since 2013).	Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2016); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

(b)	Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (69)	Trustee (since 2005); Independent Board Chair (since 2016).	Trustee and Member of the Finance, Technology and Quality Committee of Stanford Health Care (since 2016); Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Forward Funds (14 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (62)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012); Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (63)	Trustee (since 2017); Equity Plus Committee Chair (since 2017).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

40	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Charles A. Hurty (75)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (63)	Trustee (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (59)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (57)	Trustee (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (54)	Trustee (since 2011); Nominating and Governance Committee Chair (since 2017).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Martin Small (43)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (59)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).

Charles Park (51)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Benjamin Archibald (43)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013); Secretary of the BlackRock-advised Mutual Funds (since 2012).

Steve Messinger (56)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Scott Radell (49)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (57)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	41

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to www.icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The iShares Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at www.iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at www.iShares.com; and (3) on the SEC website at www.sec.gov.

42	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Currency Abbreviations

AUD	Australian Dollar

CAD	Canadian Dollar

CHF	Swiss Franc

DKK	Danish Krone

EUR	Euro

GBP	British Pound

JPY	Japanese Yen

NOK	Norwegian Krone

SEK	Swedish Krona

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	43

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)
This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.
Investing involves risk, including possible loss of principal.
The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by S&P Dow Jones Indices LLC, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2018 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

OCTOBER 31, 2018

2018 ANNUAL REPORT

iShares Trust

  iShares J.P. Morgan USD Emerging Markets Bond ETF | EMB | NASDAQ

Market Overview iShares Trust

Global Bond Market Overview

Global investment-grade bonds declined for the 12 months ended October 31, 2018 (“reporting period”). The Bloomberg Barclays Global Aggregate Index, a broad measure of global bond market performance, returned -2.05% in U.S. dollar terms for the reporting period.

The negative return for global bonds was driven primarily by rising global interest rates and mixed economic data. After a strong 2017, global economic growth eased in 2018 as areas of weakness appeared in several regions of the world. In addition, the global fixed-income markets were affected by a number of external developments, including escalating trade tensions between the U.S. and several of its trading partners (most notably China and Europe), as well as geopolitical conflicts in Turkey and the Middle East.

Regionally, the U.S. bond market declined as a strengthening U.S. economy led to higher interest rates. Driven in part by the stimulative effect of federal tax reform legislation, the U.S. economy grew by 3% for the 12 months ended September 2018, its highest year-over-year growth rate in more than three years. Faster economic growth drove the inflation rate to its highest level in more than six years in mid-2018. In this environment, the U.S. Federal Reserve Bank (“Fed”) increased short-term interest rates four times during the reporting period, increasing its short-term interest rate target to 2.25%, the highest level in more than a decade. From a sector perspective, corporate bonds declined the most amid investor concerns about high corporate debt levels, a decline in average credit quality, and relatively high valuations. In contrast, asset-backed securities (bonds backed by credit card receivables, auto loans, and other debt) advanced for the reporting period, benefiting from their higher yields and relatively short maturities.

The smaller decline in European bond markets was driven in part by a slowdown in economic activity. After improving notably in 2017, economic growth in the Eurozone slowed markedly through the first three quarters of 2018. In particular, growth in the Italian economy slowed significantly following a debt-heavy budget proposed by Italy’s new populist government, which led to a sharp increase in the country’s bond yields late in the reporting period. Other major Eurozone economies, such as Germany and France, also weakened, but to a lesser extent. Despite the economic slowdown, the European Central Bank (“ECB”) reaffirmed its plan to end its quantitative easing measures by the end of 2018, though the ECB intends to maintain its zero interest-rate policy. In the U.K., slowing economic growth and concerns about the economic impact of Brexit when it takes effect in early 2019 kept bond yields relatively stable, leading to positive returns for British bonds.

Asia-Pacific bond markets also declined modestly for the reporting period as economic growth in the region slowed. In Japan, the nation’s longest period of sustained expansion in more than 20 years came to an end when the Japanese economy contracted in the first quarter of 2018. Japanese bond yields increased slightly during the reporting period but remained near historically low levels. In South Korea, bond yields declined as the nation’s economy grew at its slowest pace in nine years. In contrast, Australian bond yields increased as the country’s economy grew at its fastest rate in six years, benefiting from strong consumer spending and increasing commodities prices.

M A R K E T O V E R V I E W	5

Fund Summary as of October 31, 2018	iShares® J.P. Morgan USD Emerging Markets Bond ETF

Investment Objective

The iShares J.P. Morgan USD Emerging Markets Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, emerging market bonds, as represented by the J.P. Morgan EMBI® Global Core Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(5.68)%	3.48%	8.31%	(5.68)%	18.67%	122.10%
Fund Market	(5.91)	3.40	7.88	(5.91)	18.20	113.55
Index	(5.17)	4.09	9.15	(5.17)	22.22	140.06

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 8 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 973.00	$ 1.94		$ 1,000.00	$ 1,023.20	$ 1.99		0.39%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 8 for more information.

6	2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2018 (continued)	iShares® J.P. Morgan USD Emerging Markets Bond ETF

Portfolio Management Commentary

As represented by the Index, U.S. dollar-denominated emerging markets bonds declined for the reporting period. Rising U.S. interest rates reduced the appeal of foreign bonds relative to U.S. securities for income-oriented investors, while a strengthening U.S. dollar made servicing debt more expensive for countries with U.S. dollar-denominated bonds. Although debt denominated in U.S. dollars avoids direct currency exposure, it can still be affected indirectly if a country’s ability to make payments in U.S. dollars is impaired.

Latin American bonds were the most significant detractors from the Index’s performance. Debt issued by Venezuela, where an ongoing financial crisis led to a significant economic contraction, was the largest detractor. Hyperinflation and insufficient inflows of foreign currency drove Venezuela to default on some of its U.S. dollar-denominated debt. Similarly, Argentina’s debt was negatively affected by the declining Argentine peso, which lowered investors’ confidence in the government’s ability to service its foreign-currency-denominated bonds.

Turkish bonds were significant detractors from the Index’s performance. High inflation, the depreciation of the Turkish lira, and large trade deficits put pressure on Turkey’s relatively low reserves of foreign currency. Mexican bonds, which have a particularly high rate of foreign ownership, were adversely affected by the depreciation of the Mexican peso and the cancellation of a bond-financed airport project. High foreign ownership also worked against Indonesian debt as foreign investors shifted capital out of Indonesia in search of higher yields.

From a bond maturity perspective, all maturity categories detracted from the Index’s return. Long-term bonds, which made up approximately 33% of the Index on average for the reporting period, detracted the most. Long-term bonds typically have the greatest sensitivity to interest rate changes.

Portfolio Information

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Rating*	Percent of Total Investments	(a)
A	15.2%
Baa	34.3
Ba	20.7
B	20.5
Caa	4.2
C	0.7
Not Rated	4.4

TEN LARGEST COUNTRIES

Country	Percent of Total Investments	(a)
Mexico	5.9%
Indonesia	5.0
Russia	4.0
Turkey	4.0
China	4.0
Philippines	3.9
Brazil	3.8
Argentina	3.6
Colombia	3.6
Kazakhstan	3.3

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

F U N D S U M M A R Y	7

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8	2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2018	iShares® J.P. Morgan USD Emerging Markets Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes(a)

Azerbaijan — 0.5%
Southern Gas Corridor CJSC, 6.88%, 03/24/26(b)	$75,307	$80,446,703

Chile — 1.0%
Corp. Nacional del Cobre de Chile 3.63%, 08/01/27 (Call 05/01/27)(b)	45,249	42,112,113
4.50%, 09/16/25(b)	68,054	67,650,781
4.50%, 08/01/47 (Call 02/01/47)(b)	37,363	34,418,982

		144,181,876
China — 3.4%
Amber Circle Funding Ltd., 3.25%,12/04/22(b)	15,147	14,699,860
Charming Light Investments Ltd., 4.38%,12/21/27(b)	14,900	13,786,732
China Development Bank 2.13%, 06/01/21(b)	9,744	9,360,894
2.63%, 01/24/22(b)	19,400	18,732,547
China Development Bank Corp./Hong Kong, 3.02%, 03/06/22, (3 mo. LIBOR US + 0.700%)(b)(c)	24,010	24,009,849
China Great Wall International Holdings III Ltd., 3.13%, 08/31/22(b)	11,270	10,739,372
China Minmetals Corp., 3.75%, (Call 11/13/22)(b)(c)(d)(e)	11,975	11,002,031
CNAC HK Finbridge Co. Ltd. 3.50%, 07/19/22(b)	25,360	24,461,630
4.13%, 03/14/21(b)	2,400	2,387,719
4.13%, 07/19/27(b)	16,453	15,190,316
4.63%, 03/14/23(b)	24,425	24,342,783
5.13%, 03/14/28(b)	28,980	28,498,355
CNOOC Curtis Funding No. 1 Pty Ltd., 4.50%, 10/03/23(b)	22,596	22,954,178
CNOOC Finance 2015 USA LLC, 4.38%, 05/02/28	4,700	4,668,610
Sinopec Group Overseas Development 2012 Ltd. 3.90%, 05/17/22(b)	31,745	31,655,206
4.88%, 05/17/42(b)	15,079	15,224,021
Sinopec Group Overseas Development 2013 Ltd., 4.38%, 10/17/23(b)	23,040	23,331,785
Sinopec Group Overseas Development 2014 Ltd., 4.38%, 04/10/24(b)	22,144	22,341,046
Sinopec Group Overseas Development 2015 Ltd., 3.25%, 04/28/25(b)	16,672	15,571,128
Sinopec Group Overseas Development 2016 Ltd., 2.00%, 09/29/21(b)	15,265	14,504,098
Sinopec Group Overseas Development 2017 Ltd. 2.50%, 09/13/22(b)	31,750	30,106,296
3.00%, 04/12/22(b)	17,000	16,489,810
3.63%, 04/12/27(b)	12,340	11,598,202
State Grid Overseas Investment 2013 Ltd., 3.13%, 05/22/23(b)	5,431	5,252,416
State Grid Overseas Investment 2014 Ltd., 4.13%, 05/07/24(b)	19,566	19,695,631
State Grid Overseas Investment 2016 Ltd. 2.75%, 05/04/22(b)	25,835	24,898,187
3.50%, 05/04/27(b)	37,528	35,198,652
Three Gorges Finance I Cayman Islands Ltd., 3.15%, 06/02/26(b)	12,534	11,546,451

		502,247,805
Indonesia — 1.1%
Pelabuhan Indonesia II PT, 4.25%, 05/05/25(b)	10,828	10,124,180
Pertamina Persero PT 4.30%, 05/20/23(b)	9,278	9,024,358
4.88%, 05/03/22(b)	20,424	20,653,770

Security	Par (000)	Value

Indonesia (continued)
5.25%, 05/23/21(b)	$11,427	$11,698,391
5.63%, 05/20/43(b)	19,591	17,656,389
6.00%, 05/03/42(b)	11,704	11,067,654
6.45%, 05/30/44(b)	20,605	20,501,975
Perusahaan Listrik Negara PT 4.13%,05/15/27(b)	15,587	14,086,751
5.25%,10/24/42(b)	15,726	13,838,880
5.45%, 05/21/28(b)	16,443	16,258,016
5.50%, 11/22/21(b)	8,160	8,435,400
6.15%, 05/21/48(b)	12,200	11,879,750

		165,225,514
Kazakhstan — 1.6%
Development Bank of Kazakhstan JSC, 4.13%, 12/10/22(b)	34,837	34,192,516
Kazakhstan Temir Zholy Finance BV, 6.95%, 07/10/42(b)	36,630	39,651,975
KazMunayGas National Co. JSC 4.75%, 04/19/27(b)	34,750	33,968,125
5.38%, 04/24/30(b)	41,938	41,623,465
5.75%, 04/19/47(b)	41,434	39,465,885
6.38%, 10/24/48(b)	51,190	51,893,862

		240,795,828
Malaysia — 1.0%
Petronas Capital Ltd. 3.50%, 03/18/25(b)	59,323	57,380,581
4.50%, 03/18/45(b)	44,286	43,081,421
7.88%, 05/22/22(b)	42,170	47,818,756

		148,280,758
Mexico — 3.3%
Banco Nacional de Comercio Exterior SNC/Cayman Islands, 4.38%, 10/14/25(b)	8,124	7,799,040
Comision Federal de Electricidad 4.75%, 02/23/27(b)	8,950	8,457,750
4.88%, 05/26/21(b)	6,556	6,556,000
4.88%, 01/15/24(b)	14,067	13,855,995
Mexico City Airport Trust 3.88%, 04/30/28 (Call 01/30/28)(b)	8,845	7,109,788
4.25%, 10/31/26 (Call 07/31/26)(b)	7,200	6,015,600
5.50%, 10/31/46 (Call 04/30/46)(b)	8,240	6,509,600
5.50%, 07/31/47 (Call 01/31/47)(b)	25,886	20,424,054
Petroleos Mexicanos 3.50%, 01/30/23	23,121	21,248,199
4.25%, 01/15/25	9,235	8,308,730
4.50%, 01/23/26	11,527	10,174,652
4.63%, 09/21/23	18,653	17,738,816
4.88%, 01/24/22	10,111	9,918,891
4.88%, 01/18/24	12,388	11,821,249
5.35%, 02/12/28(b)	12,648	11,237,116
5.38%, 03/13/22	16,396	16,303,363
5.50%, 01/21/21	20,791	20,957,328
5.50%, 06/27/44	6,069	4,710,758
5.63%, 01/23/46	27,788	21,532,921
5.98%, 03/11/22, (3 mo. LIBOR US + 3.650%)(c)	11,285	11,708,187
6.35%, 02/12/48(b)	24,567	20,324,279
6.38%, 02/04/21	7,424	7,596,088
6.38%, 01/23/45	31,020	25,839,970
6.50%, 03/13/27	54,234	52,498,512
6.50%, 01/23/29(f)	7,380	7,047,900
6.50%, 06/02/41	34,896	29,895,403
6.63%, 06/15/35	26,790	24,512,850

S C H E D U L E O F I N V E S T M E N T S	9

Schedule of Investments (continued) October 31, 2018	iShares® J.P. Morgan USD Emerging Markets Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mexico (continued)
6.75%, 09/21/47	$53,519	$45,935,358
6.88%, 08/04/26	34,730	34,591,080

		490,629,477
Oman — 0.2%
Lamar Funding Ltd., 3.96%, 05/07/25(b)	25,275	22,115,625

Peru — 0.5%
Petroleos del Peru SA 4.75%, 06/19/32(b)	35,730	33,103,845
5.63%, 06/19/47(b)	34,839	32,966,404

		66,070,249
Philippines — 0.2%
Power Sector Assets & Liabilities Management Corp., 7.39%, 12/02/24(b)	27,005	31,292,044

Russia — 0.3%
Vnesheconombank Via VEB Finance PLC 5.94%, 11/21/23(b)	22,800	21,660,000
6.03%, 07/05/22(b)	13,023	12,541,149
6.80%, 11/22/25(b)	16,558	16,164,747

		50,365,896
South Africa — 1.0%
Eskom Holdings SOC Ltd. 5.75%, 01/26/21(b)	33,496	32,122,664
6.35%, 08/10/28(b)	33,495	32,280,806
6.75%, 08/06/23(b)	27,806	26,034,758
7.13%, 02/11/25(b)	30,122	28,164,070
Transnet SOC Ltd., 4.00%, 07/26/22(b)	22,749	21,281,690

		139,883,988
Venezuela — 0.4%
Petroleos de Venezuela SA 5.38%, 04/12/27(b)(g)	40,822	7,245,816
5.50%, 04/12/37(b)(g)	29,323	5,342,651
6.00%, 05/16/24(b)(g)	61,999	11,035,780
6.00%, 11/15/26(b)(g)	58,591	10,106,868
9.00%, 11/17/21(b)(g)	33,233	6,812,765
9.75%, 05/17/35 (b)(g)	34,952	7,383,659
12.75%, 02/17/22(b)(g)	45,066	9,506,778

		57,434,317

Total Corporate Bonds & Notes — 14.5% (Cost: $2,329,199,313)		2,138,970,080

Foreign Government Obligations(a)

Angola — 1.2%
Angolan Government International Bond 8.25%, 05/09/28(b)	55,680	55,611,514
9.38%, 05/08/48(b)	64,870	65,113,262
9.50%, 11/12/25(b)	49,524	54,538,305

		175,263,081
Argentina — 3.5%
Argentine Republic Government International Bond 2.50%,12/31/38(h)	64,792	36,283,379
4.63%, 01/11/23	32,860	27,717,410
5.63%, 01/26/22	42,745	38,470,500
5.88%, 01/11/28	63,152	49,037,528
6.63%, 07/06/28	16,509	13,165,928
6.88%, 04/22/21	59,059	56,548,993

Security	Par (000)	Value

Argentina (continued)
6.88%, 01/26/27	$54,486	$45,495,810
6.88%, 01/11/48	44,230	32,619,625
7.13%, 07/06/36	24,864	19,083,120
7.13%, 06/28/17	36,933	27,515,085
7.50%, 04/22/26	76,845	67,140,694
7.63%, 04/22/46	37,737	29,717,887
8.28%, 12/31/33	84,262	72,382,495

		515,178,454
Azerbaijan — 0.7%
Republic of Azerbaijan International Bond 3.50%, 09/01/32(b)	38,216	31,337,120
4.75%, 03/18/24(b)	43,544	42,836,410
State Oil Co. of the Azerbaijan Republic, 4.75%, 03/13/23(b)	32,707	32,298,163

		106,471,693
Bolivia — 0.2%
Bolivian Government International Bond, 4.50%, 03/20/28(b)	33,962	30,353,538

Brazil — 3.7%
Banco Nacional de Desenvolvimento Economico e Social, 5.75%, 09/26/23(b)	24,458	25,229,038
Brazil Minas SPE via State of Minas Gerais, 5.33%, 02/15/28(b)	21,311	20,618,393
Brazilian Government International Bond 2.63%, 01/05/23	44,313	40,989,525
4.25%, 01/07/25	85,414	82,424,510
4.63%, 01/13/28 (Call 10/13/27)	60,736	57,091,840
4.88%, 01/22/21	36,620	37,205,920
5.00%, 01/27/45	58,862	49,076,192
5.63%, 01/07/41	37,733	34,855,859
5.63%, 02/21/47	59,137	53,445,064
6.00%, 04/07/26	42,898	44,935,655
7.13%, 01/20/37	35,339	38,828,726
8.25%, 01/20/34	34,332	40,940,910
8.88%, 04/15/24	16,181	19,494,060

		545,135,692
Chile — 0.8%
Chile Government International Bond 3.24%, 02/06/28 (Call 11/06/27)	66,144	61,910,784
3.86%, 06/21/47	57,637	52,161,485

		114,072,269
China — 0.5%
China Government International Bond 2.13%, 11/02/22(b)	12,760	12,195,082
2.63%, 11/02/27(b)	5,340	4,891,608
Export-Import Bank of China (The) 2.00%, 04/26/21(b)	13,102	12,567,027
2.63%, 03/14/22(b)	9,150	8,845,047
2.88%, 04/26/26(b)	16,028	14,548,827
3.63%, 07/31/24(b)	24,487	23,962,192

		77,009,783
Colombia — 3.6%
Colombia Government International Bond 2.63%, 03/15/23 (Call 12/15/22)	25,354	23,851,776
3.88%, 04/25/27 (Call 01/25/27)	60,052	57,109,452
4.00%, 02/26/24 (Call 11/26/23)	53,160	52,455,630
4.38%, 07/12/21	40,298	40,872,247

10	2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® J.P. Morgan USD Emerging Markets Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Colombia (continued)
4.50%, 01/28/26 (Call 10/28/25)	$39,325	$39,315,169
4.50%, 03/15/29 (Call 12/15/28)	14,530	14,315,683
5.00%, 06/15/45 (Call 12/15/44)	103,950	98,596,575
5.63%, 02/26/44 (Call 08/26/43)	57,111	58,681,552
6.13%, 01/18/41	53,143	57,580,440
7.38%, 09/18/37	45,473	55,181,485
8.13%, 05/21/24	25,735	30,341,565

		528,301,574
Costa Rica — 0.6%
Costa Rica Government International Bond 4.25%, 01/26/23(b)	38,149	33,237,317
7.00%, 04/04/44(b)	28,950	23,775,187
7.16%, 03/12/45(b)	36,352	30,308,480

		87,320,984
Croatia — 1.2%
Croatia Government International Bond 5.50%, 04/04/23(b)	55,142	57,899,100
6.00%, 01/26/24(b)	58,711	63,114,325
6.38%, 03/24/21(b)	47,475	49,848,750

		170,862,175
Dominican Republic — 3.1%
Dominican Republic International Bond 5.50%, 01/27/25(b)	52,143	51,412,998
5.88%, 04/18/24(b)	32,030	32,470,413
5.95%, 01/25/27(b)	51,980	51,655,125
6.00%, 07/19/28(b)	59,142	58,476,652
6.50%, 02/15/48(b)	33,136	31,147,840
6.85%, 01/27/45(b)	70,949	69,352,647
6.88%, 01/29/26(b)	49,800	52,290,000
7.45%, 04/30/44(b)	50,168	52,224,888
7.50%, 05/06/21(b)	50,002	51,639,566

		450,670,129
Ecuador — 2.9%
Ecuador Government International Bond 7.88%, 01/23/28(b)	96,326	80,913,840
7.95%, 06/20/24(b)	65,983	59,384,700
8.75%, 06/02/23(b)	40,581	38,491,079
8.88%, 10/23/27(b)	87,282	77,462,775
9.63%, 06/02/27(b)	38,763	35,855,775
9.65%, 12/13/26(b)	56,245	52,589,075
10.75%, 03/28/22(b)	77,413	79,928,922

		424,626,166
Egypt — 2.8%
Egypt Government International Bond 5.58%, 02/21/23(b)	56,379	54,053,366
5.88%, 06/11/25(b)	48,129	45,000,615
6.13%, 01/31/22(b)	81,245	80,229,437
6.59%, 02/21/28(b)	40,977	37,596,398
7.50%, 01/31/27(b)	63,149	61,728,148
7.90%, 02/21/48(b)	48,779	43,718,179
8.50%, 01/31/47(b)	94,959	89,617,556

		411,943,699
El Salvador — 0.2%
El Salvador Government International Bond, 7.65%, 06/15/35(b)	35,554	32,531,910

Ethiopia — 0.2%
Ethiopia International Bond, 6.63%, 12/11/24(b)	33,732	32,846,535

Security	Par (000)	Value

Gabon — 0.3%
Gabon Government International Bond, 6.38%, 12/12/24(b)	$49,390	$44,944,900

Ghana — 0.9%
Ghana Government International Bond 7.63%, 05/16/29(b)	32,275	30,741,938
7.88%, 08/07/23(b)	34,298	34,966,898
8.13%, 01/18/26(b)	34,082	34,209,807
8.63%, 06/16/49(b)	35,190	32,990,625

		132,909,268
Hungary —2.5%
Hungary Government International Bond 5.38%, 02/21/23	74,990	78,712,503
5.38%, 03/25/24	61,966	65,714,943
5.75%, 11/22/23	70,864	75,882,943
6.38%, 03/29/21	88,476	93,801,371
7.63%, 03/29/41	42,124	57,078,862

		371,190,622
India — 0.4%
Export-Import Bank of India 3.38%, 08/05/26(b)	30,950	27,992,468
3.88%, 02/01/28(b)	35,122	32,193,334

		60,185,802
Indonesia — 3.8%
Indonesia Government International Bond 2.95%, 01/11/23	14,730	13,883,025
3.38%, 04/15/23(b)	7,967	7,598,527
3.50%, 01/11/28	10,915	9,809,856
3.75%, 04/25/22(b)	23,931	23,452,380
3.85%, 07/18/27(b)	18,800	17,343,000
4.10%, 04/24/28	19,458	18,266,197
4.13%, 01/15/25(b)	25,284	24,241,035
4.35%, 01/08/27(b)	26,539	25,444,266
4.35%, 01/11/48	20,509	17,612,104
4.63%, 04/15/43(b)	14,762	13,082,823
4.75%, 01/08/26(b)	36,482	35,980,372
4.75%, 07/18/47(b)	8,850	7,965,000
4.88%, 05/05/21(b)	21,207	21,578,123
5.13%, 01/15/45(b)	12,039	11,301,611
5.25%, 01/17/42(b)	26,325	25,239,094
5.25%, 01/08/47(b)	14,117	13,534,674
5.38%, 10/17/23(b)	13,068	13,492,710
5.88%, 01/15/24(b)	24,902	26,178,228
5.95%, 01/08/46(b)	13,855	14,528,284
6.63%, 02/17/37(b)	19,403	21,707,106
6.75%, 01/15/44(b)	17,291	19,863,036
7.75%, 01/17/38(b)	28,499	35,445,631
8.50%, 10/12/35(b)	14,594	19,136,382
Perusahaan Penerbit SBSN Indonesia III 3.30%, 11/21/22(b)	7,836	7,571,535
3.40%, 03/29/22(b)	17,325	16,870,219
3.75%, 03/01/23(b)	12,100	11,737,000
4.15%, 03/29/27(b)	22,400	20,972,000
4.33%, 05/28/25(b)	20,559	19,890,832
4.35%, 09/10/24(b)	13,435	13,166,300
4.40%, 03/01/28(b)	20,906	19,730,037
4.55%, 03/29/26(b)	18,650	18,043,875

		564,665,262

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (continued) October 31, 2018	iShares® J.P. Morgan USD Emerging Markets Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Iraq — 0.8%
Iraq International Bond 5.80%, 01/15/28 (Call 12/16/18)(b)	$91,621	$84,062,267
6.75%, 03/09/23(b)	37,414	36,431,883

		120,494,150
Ivory Coast — 0.8%
Ivory Coast Government International Bond 5.75%, 12/31/32 (Call 12/31/18)(b)(h)	57,981	52,400,193
6.13%, 06/15/33(b)	49,262	42,611,630
6.38%, 03/03/28(b)	31,661	29,246,849

		124,258,672
Jamaica — 1.1%
Jamaica Government International Bond 6.75%, 04/28/28	62,538	67,619,212
7.88%, 07/28/45	34,346	39,798,428
8.00%, 03/15/39	41,838	48,532,080

		155,949,720
Jordan — 0.7%
Jordan Government International Bond 5.75%, 01/31/27(b)	33,734	30,993,113
6.13%, 01/29/26(b)	35,773	34,163,215
7.38%, 10/10/47(b)	33,802	30,464,052

		95,620,380
Kazakhstan — 1.6%
Kazakhstan Government International Bond 3.88%, 10/14/24(b)	53,818	53,952,545
4.88%, 10/14/44(b)	34,015	33,334,700
5.13%, 07/21/25(b)	87,999	92,618,948
6.50%, 07/21/45(b)	51,756	61,589,640

		241,495,833
Kenya — 0.9%
Kenya Government International Bond 6.88%, 06/24/24(b)	65,326	63,611,192
7.25%, 02/28/28(b)	30,720	28,953,600
8.25%, 02/28/48(b)	40,395	36,860,438

		129,425,230
Lebanon — 2.2%
Lebanon Government International Bond 6.00%, 01/27/23(b)	47,738	40,935,335
6.10%, 10/04/22(b)	44,708	38,840,075
6.60%, 11/27/26(b)	50,174	40,390,070
6.65%, 02/26/30(b)	46,523	36,055,325
6.75%, 11/29/27(b)	33,428	26,700,615
6.85%, 03/23/27(b)	45,475	36,664,219
7.00%, 03/23/32(b)	36,532	28,357,965
8.25%, 04/12/21(b)	81,383	77,619,036

		325,562,640
Lithuania — 0.8%
Lithuania Government International Bond 6.13%, 03/09/21(b)	47,385	50,105,373
6.63%, 02/01/22(b)	58,262	63,578,407

		113,683,780
Malaysia — 1.1%
1MDB Global Investments Ltd., 4.40%, 03/09/23(b)	103,500	95,220,000
Malaysia Sovereign Sukuk Bhd, 3.04%, 04/22/25(b)	31,159	29,469,653
Malaysia Sukuk Global Bhd, 3.18%, 04/27/26(b)	32,401	30,489,801

		155,179,454

Security	Par (000)	Value

Mexico — 2.5%
Mexico Government International Bond 3.60%, 01/30/25	$20,356	$19,236,420
3.63%, 03/15/22	23,484	23,225,676
3.75%, 01/11/28	26,166	24,111,969
4.00%, 10/02/23	31,390	30,981,930
4.13%, 01/21/26	17,301	16,660,863
4.15%, 03/28/27	27,116	25,841,548
4.35%, 01/15/47	22,908	19,185,450
4.60%, 01/23/46	26,267	22,852,290
4.60%, 02/10/48	19,657	17,081,933
4.75%, 03/08/44	43,396	38,405,460
5.55%, 01/21/45	24,713	24,428,800
5.75%, 10/12/10	18,576	17,206,020
6.05%, 01/11/40	31,864	33,138,560
6.75%, 09/27/34	26,060	29,838,700
8.30%, 08/15/31	19,976	26,343,350

		368,538,969
Mongolia — 0.2%
Mongolia Government International Bond, 5.13%, 12/05/22(b)	31,370	29,644,650

Morocco — 0.3%
Morocco Government International Bond, 4.25%, 12/11/22(b)	47,740	47,381,950

Nigeria — 1.5%
Nigeria Government International Bond 6.50%, 11/28/27(b)	54,177	49,707,397
7.14%, 02/23/30(b)	44,675	41,045,156
7.63%, 11/28/47(b)	54,339	47,954,167
7.70%, 02/23/38(b)	45,770	41,250,213
7.88%, 02/16/32(b)	45,749	44,033,413

		223,990,346
Oman — 3.0%
Oman Government International Bond 3.63%, 06/15/21(b)	32,842	32,020,950
3.88%, 03/08/22(b)	36,211	34,853,088
4.13%, 01/17/23(b)	22,013	21,077,448
4.75%, 06/15/26(b)	62,847	57,819,240
5.38%, 03/08/27(b)	60,528	57,047,640
5.63%, 01/17/28(b)	62,845	59,859,862
6.50%, 03/08/47(b)	65,816	58,740,780
6.75%, 01/17/48(b)	62,616	56,980,560
Oman Sovereign Sukuk SAOC 4.40%, 06/01/24(b)	49,291	46,456,767
5.93%, 10/31/25(f)	10,925	10,914,075

		435,770,410
Pakistan — 1.0%
Pakistan Government International Bond 6.88%, 12/05/27(b)	59,412	54,710,431
8.25%, 04/15/24(b)	33,845	34,521,900
Third Pakistan International Sukuk Co. Ltd. (The) 5.50%, 10/13/21(b)	28,179	27,253,883
5.63%, 12/05/22(b)	32,433	30,916,109

		147,402,323
Panama — 2.0%
Panama Government International Bond 3.75%, 03/16/25 (Call 12/16/24)	48,161	46,956,975
3.88%, 03/17/28 (Call 12/17/27)	35,408	33,920,864
4.00%, 09/22/24 (Call 06/22/24)	52,995	52,663,781

12	2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® J.P. Morgan USD Emerging Markets Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Panama (continued)
4.50%, 05/15/47	$38,575	$36,144,775
4.50%, 04/16/50 (Call 10/16/49)	66,215	61,149,553
6.70%, 01/26/36	58,159	69,878,038

		300,713,986
Paraguay — 0.3%
Paraguay Government International Bond, 6.10%, 08/11/44(b)	37,908	38,135,448

Peru — 2.6%
Peruvian Government International Bond 4.13%, 08/25/27	45,521	45,805,506
5.63%, 11/18/50	91,469	102,422,413
6.55%, 03/14/37	38,072	46,409,768
7.35%, 07/21/25	57,706	69,535,730
8.75%, 11/21/33	77,808	111,168,180

		375,341,597
Philippines — 3.6%
Philippine Government International Bond 3.00%, 02/01/28	59,501	54,101,284
3.70%, 03/01/41	36,509	32,493,010
3.70%, 02/02/42	59,300	52,702,875
3.95%, 01/20/40	37,859	34,972,251
4.00%, 01/15/21	22,163	22,356,926
4.20%, 01/21/24	44,165	44,551,444
5.00%, 01/13/37	22,692	24,019,028
5.50%, 03/30/26	26,524	28,712,230
6.38%, 01/15/32	21,764	26,035,185
6.38%, 10/23/34	36,588	44,545,890
7.75%, 01/14/31	38,814	50,991,893
9.50%, 02/02/30	43,819	63,044,586
10.63%, 03/16/25	39,260	53,246,375

		531,772,977
Poland — 2.6%
Republic of Poland Government International Bond 3.00%, 03/17/23	53,540	52,140,465
3.25%, 04/06/26	64,236	61,458,435
4.00%, 01/22/24	64,534	65,131,585
5.00%, 03/23/22	120,104	125,673,631
5.13%, 04/21/21	68,996	71,680,634

		376,084,750
Romania — 1.6%
Romanian Government International Bond 4.38%, 08/22/23(b)	52,070	51,874,738
4.88%, 01/22/24(b)	34,748	35,312,655
5.13%, 06/15/48(b)	44,694	41,286,083
6.13%, 01/22/44(b)	35,198	38,013,840
6.75%, 02/07/22(b)	69,953	75,374,357

		241,861,673
Russia — 3.6%
Russian Foreign Bond-Eurobond 4.25%, 06/23/27(b)	45,600	43,103,400
4.38%, 03/21/29(b)	21,200	20,055,200
4.50%, 04/04/22(b)	27,800	28,036,300
4.75%, 05/27/26(b)	57,600	56,736,000
4.88%, 09/16/23(b)	58,200	59,436,750
5.25%, 06/23/47(b)	124,800	115,190,400
5.63%, 04/04/42(b)	50,800	51,689,000

Security	Par (000)	Value

Russia (continued)
5.88%, 09/16/43(b)	$28,000	$29,365,000
7.50%, 03/31/30(b)(h)	59,755	65,282,018
12.75%, 06/24/28(b)	39,210	62,049,825

		530,943,893
Senegal — 0.4%
Senegal Government International Bond 6.25%, 05/23/33(b)	35,549	30,572,140
6.75%, 03/13/48(b)	39,148	32,248,165

		62,820,305
Serbia — 0.6%
Serbia International Bond, 7.25%, 09/28/21(b)	79,226	85,266,983

Slovakia — 0.3%
Slovakia Government International Bond, 4.38%, 05/21/22(b)	40,989	42,303,107

South Africa — 2.1%
Republic of South Africa Government International Bond 4.30%, 10/12/28	48,189	41,081,122
4.67%, 01/17/24	26,557	25,428,328
4.85%, 09/27/27	30,753	27,869,906
4.88%, 04/14/26	35,462	32,802,350
5.00%, 10/12/46	25,089	20,008,478
5.38%, 07/24/44	24,750	20,542,500
5.65%, 09/27/47	37,150	31,298,875
5.88%, 05/30/22	23,417	23,914,611
5.88%, 09/16/25	60,409	59,578,376
5.88%, 06/22/30	31,570	29,715,263

		312,239,809
Sri Lanka — 1.8%
Sri Lanka Government International Bond 5.75%, 04/18/23(b)	44,684	40,217,834
5.88%, 07/25/22(b)	38,017	35,042,930
6.20%, 05/11/27(b)	53,181	45,536,231
6.25%, 07/27/21(b)	32,365	30,719,240
6.75%, 04/18/28(b)	45,494	39,802,473
6.83%, 07/18/26(b)	36,177	32,378,415
6.85%, 11/03/25(b)	50,536	45,671,910

		269,369,033
Trinidad And Tobago — 0.2%
Trinidad & Tobago Government International Bond, 4.50%, 08/04/26(b)	35,128	32,360,089

Tunisia — 0.2%
Banque Centrale de Tunisie International Bond, 5.75%, 01/30/25(b)	32,346	27,332,370

Turkey —3.9%
Hazine Mustesarligi Varlik Kiralama AS 4.25%, 06/08/21(b)	15,418	14,531,465
4.49%, 11/25/24(b)	11,650	10,164,625
5.00%, 04/06/23(b)	15,817	14,670,268
Turkey Government International Bond 3.25%, 03/23/23	28,368	24,325,560
4.25%, 04/14/26	17,011	14,034,075
4.88%,10/09/26	39,977	33,930,479
4.88%, 04/16/43	35,712	25,444,800
5.13%, 03/25/22	16,506	15,556,905
5.13%, 02/17/28	27,700	23,371,875
5.63%, 03/30/21	24,076	23,474,100

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) October 31, 2018	iShares® J.P. Morgan USD Emerging Markets Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Turkey (continued)
5.75%, 03/22/24	$32,076	$29,950,965
5.75%, 05/11/47	45,479	34,677,737
6.00%, 03/25/27	39,284	35,552,020
6.00%, 01/14/41	37,021	29,431,695
6.13%, 10/24/28	22,950	20,568,937
6.25%, 09/26/22	29,656	28,766,320
6.63%, 02/17/45	36,912	31,282,920
6.75%, 05/30/40	21,068	18,276,490
6.88%, 03/17/36	44,768	39,787,560
7.25%, 12/23/23	5,925	5,880,563
7.25%, 03/05/38	22,136	20,392,790
7.38%, 02/05/25	37,851	37,614,431
8.00%, 02/14/34	32,996	32,913,510
11.88%, 01/15/30	12,399	16,072,204

		580,672,294

Ukraine — 2.7%
Ukraine Government International Bond 7.38%, 09/25/32(b)	101,156	84,262,948
7.75%, 09/01/21(b)	51,377	50,554,968
7.75%, 09/01/22(b)	48,416	46,963,520
7.75%, 09/01/23(b)	48,365	46,116,027
7.75%, 09/01/24(b)	41,041	38,527,239
7.75%, 09/01/25(b)	46,605	42,818,344
7.75%, 09/01/26(b)	51,051	46,150,104
7.75%, 09/01/27(b)	43,489	38,879,166
9.75%, 11/01/28(f)	6,275	6,196,280

		400,468,596

Uruguay — 2.4%
Uruguay Government International Bond 4.38%, 10/27/27	80,908	79,896,650
4.50%, 08/14/24	42,876	43,411,737
4.98%, 04/20/55	64,431	59,598,173
5.10%, 06/18/50	133,180	125,855,383
7.63%, 03/21/36	34,677	44,646,638

		353,408,581

Venezuela — 0.6%
Venezuela Government International Bond 6.00%, 12/09/20(b)(g)	11,317	2,744,373
7.00%, 03/31/38(b)(g)	22,298	5,351,520
7.65%, 04/21/25(b)(g)	19,893	4,873,785
8.25%, 10/13/24(b)(g)	39,401	9,948,778
9.00%, 05/07/23(b)(g)	26,989	6,747,350
9.25%, 09/15/27(g)	50,131	12,532,750
9.25%, 05/07/28(b)(g)	23,020	5,755,000
9.38%, 01/13/34(g)	17,694	5,042,790

Security	Par/ Shares (000)	Value

Venezuela (continued)
11.75%, 10/21/26(b)(g)	$34,873	$8,936,206
11.95%, 08/05/31(b)(g)	64,749	16,510,995
12.75%, 08/23/22(b)(g)	37,576	9,610,036

		88,053,583

Vietnam — 0.3%
Vietnam Government International Bond, 4.80%, 11/19/24(b)	40,015	40,360,329

Zambia — 0.3%
Zambia Government International Bond 8.50%, 04/14/24(b)	34,360	23,407,750
8.97%, 07/30/27(b)	38,984	26,362,930

		49,770,680

Total Foreign Government Obligations — 83.7% (Cost: $13,343,159,702)		12,330,162,126

Short-Term Investments

Money Market Funds — 0.4%
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.11%(i)(j)	62,171	62,171,218

Total Short-Term Investments — 0.4% (Cost: $62,171,218)		62,171,218

Total Investments in Securities — 98.6% (Cost: $15,734,530,233)		14,531,303,424

Other Assets, Less Liabilities — 1.4%		213,427,072

Net Assets — 100.0%		$14,744,730,496

(a)	Investments are denominated in U.S. dollars.
(b)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(c)	Variable or floating rate security. Rate shown is the rate in effect as of period-end.
(d)	Perpetual security with no stated maturity date.
(e)	Security is issued at a fixed coupon rate, which converts to a variable rate at a specified date. Reference index and spread are provided if the rate is currently floating.
(f)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(g)	Issuer is in default of interest payments.
(h)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(i)	Affiliate of the Fund.
(j)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 10/31/17 (000)	Net Activity (000)	Shares Held at 10/31/18 (000)	Value at 10/31/18	Income	Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Treasury, SL Agency Shares	37,553	24,618	62,171	$62,171,218	$673,335	$—		$—

(a)	Includes realized capital gain distributions from an affiliated fund, if any.

14	2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® J.P. Morgan USD Emerging Markets Bond ETF

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Corporate Bonds & Notes	$—	$2,138,970,080	$—	$2,138,970,080
Foreign Government Obligations	—	12,330,162,126	—	12,330,162,126
Money Market Funds	62,171,218	—	—	62,171,218

	$62,171,218	$14,469,132,206	$—	$14,531,303,424

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	15

Statement of Assets and Liabilities

October 31, 2018

iShares J.P. Morgan USD Emerging Markets Bond ETF

ASSETS
Investments in securities, at value:
Unaffiliated(a)	$14,469,132,206
Affiliated(b)	62,171,218
Cash	4,198,720
Receivables:
Investments sold	21,338,229
Capital shares sold	283,169
Securities related to in-kind transactions	63,796,687
Dividends	103,615
Interest	202,909,207

Total assets	14,823,933,051

LIABILITIES
Payables:
Investments purchased	74,253,505
Capital shares redeemed	62,951
Investment advisory fees	4,886,099

Total liabilities	79,202,555

NET ASSETS	$14,744,730,496

NET ASSETS CONSIST OF:
Paid-in capital	$16,117,433,484
Accumulated loss	(1,372,702,988)

NET ASSETS	$14,744,730,496

Shares outstanding	141,000,000

Net asset value	$104.57

Shares authorized	Unlimited

Par value	None

(a) Investments, at cost — Unaffiliated	$15,672,359,015
(b) Investments, at cost — Affiliated	$62,171,218

See notes to financial statements.

16	2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Operations

Year Ended October 31, 2018

iShares J.P. Morgan USD Emerging Markets Bond ETF

INVESTMENT INCOME
Dividends — Affiliated	$ 673,335
Interest — Unaffiliated	632,275,082
Foreign taxes withheld	(619)

Total investment income	632,947,798

EXPENSES
Investment advisory fees	49,813,146
Proxy fees	1,192

Total expenses	49,814,338

Net investment income	583,133,460

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(77,126,032)
In-kind redemptions — Unaffiliated	(10,095,166)

Net realized loss	(87,221,198)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(1,252,248,328)

Net change in unrealized appreciation (depreciation)	(1,252,248,328)

Net realized and unrealized loss	(1,339,469,526)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ (756,336,066)

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	17

Statements of Changes in Net Assets

	iShares J.P. Morgan USD Emerging Markets Bond ETF
	Year Ended 10/31/18	Year Ended 10/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$ 583,133,460	$ 486,867,268
Net realized gain (loss)	(87,221,198)	56,149,030
Net change in unrealized appreciation (depreciation)	(1,252,248,328)	11,132,447

Net increase (decrease) in net assets resulting from operations	(756,336,066)	554,148,745

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(560,509,063)	(472,368,085)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	4,133,365,853	2,197,133,548

NET ASSETS(b)
Total increase in net assets	2,816,520,724	2,278,914,208
Beginning of year	11,928,209,772	9,649,295,564

End of year	$14,744,730,496	$11,928,209,772

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 10 for this prior year information.

See notes to financial statements.

18	2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares J.P. Morgan USD Emerging Markets Bond ETF
	Year Ended 10/31/18	Year Ended 10/31/17	Year Ended 10/31/16	Year Ended 10/31/15	Year Ended 10/31/14

Net asset value, beginning of year	$115.92	$114.74	$108.36	$114.15	$110.96

Net investment income(a)	5.07	5.33	5.39	5.08	4.86
Net realized and unrealized gain (loss)(b)	(11.50)	1.02	6.57	(5.75)	3.17

Net increase (decrease) from investment operations	(6.43)	6.35	11.96	(0.67)	8.03

Distributions(c)
From net investment income	(4.92)	(5.17)	(5.58)	(5.12)	(4.84)

Total distributions	(4.92)	(5.17)	(5.58)	(5.12)	(4.84)

Net asset value, end of year	$104.57	$115.92	$114.74	$108.36	$114.15

Total Return
Based on net asset value	(5.68)%	5.74%	11.35%	(0.55)%	7.45%

Ratios to Average Net Assets
Total expenses	0.39%	0.54%	0.59%	0.60%	0.60%

Total expenses after fees waived	0.39%	0.40%	0.40%	0.40%	0.59%

Net investment income	4.60%	4.69%	4.81%	4.61%	4.35%

Supplemental Data
Net assets, end of year (000)	$14,744,730	$11,928,210	$9,649,296	$4,464,443	$5,147,968

Portfolio turnover rate(d)	15%	26%	32%	24%	52%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	19

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following fund (the “Fund”):

iShares ETF	Diversification Classification
J.P. Morgan USD Emerging Markets Bond	Non-diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, and payment-in-kind interest income, if any, are recognized daily on the accrual basis. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Fund. Because such gains or losses are not taxable to the Fund and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Fund’s tax year. These reclassifications have no effect on net assets or net asset value per share.

Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization on Purchase Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Fund.

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

InvestmentValuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Fixed-income investments are valued using the last available bid price or current market quotations provided by independent dealers or prices (including evaluated prices) supplied by approved independent third-party pricing services. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and/or other factors and assumptions.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

20	2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values, and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets for identical assets or liabilities;
•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for the Fund’s investments is included in its schedule of investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors (“BFA”) manages the investment of the Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Fund, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to the Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee

First $19 billion	0.4000%
Over $19 billion, up to and including $33 billion	0.3800
Over $33 billion, up to and including $47 billion	0.3610
Over $47 billion	0.3430

Each reduced investment advisory fee level reflects a 5% reduction (rounded to the fourth decimal place)from the investment advisory fee at the prior aggregate average daily net asset level.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for the Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Fund.

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock for 1940 Act purposes.

N O T E S T O F I N A N C I A L S T A T E M E N T S	21

Notes to Financial Statements (continued)

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended October 31, 2018, transactions executed by the Fund pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
J.P. Morgan USD Emerging Markets Bond	$16,018,276	$7,435,448

The Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

5.	PURCHASES AND SALES

For the year ended October 31, 2018, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows:

iShares ETF	Purchases	Sales
J.P. Morgan USD Emerging Markets Bond	$2,014,906,777	$1,857,744,582

For the year ended October 31, 2018, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
J.P. Morgan USD Emerging Markets Bond	$10,618,189,494	$6,595,257,701

6.	INCOME TAX INFORMATION

The Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Fund as of October 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of October 31, 2018, the following permanent differences attributable to the expiration of capital loss carryforwards and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Loss
J.P. Morgan USD Emerging Markets Bond	$(36,990,700)	$36,990,700

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 10/31/18	Year Ended 10/31/17
J.P. Morgan USD Emerging Markets Bond
Ordinary income	$560,509,063	$472,368,085

As of October 31, 2018, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses)	(a)	Total
J.P. Morgan USD Emerging Markets Bond	$ 162,539,318	$(160,819,685)	$(1,374,422,621)		$(1,372,702,988)

(a)	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the accrual of income on securities in default.

22	2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

As of October 31, 2018, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non-Expiring
J.P. Morgan USD Emerging Markets Bond	$160,819,685

As of October 31, 2018, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
J.P. Morgan USD Emerging Markets Bond	$15,803,375,620	$2,626,886	$(1,274,699,082)	$(1,272,072,196)

7.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve the Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

Changes in market interest rates or economic conditions may affect the value and/or liquidity of fixed income investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Securities with longer durations tend to be more sensitive to interest rate changes, usually making their price more volatile than those of securities with shorter durations. Given the environment of historically low interest rates, a fund may be subject to a greater risk of price losses if interest rates rise.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its schedule of investments.

N O T E S T O F I N A N C I A L S T A T E M E N T S	23

Notes to Financial Statements (continued)

8.    CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of the Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 10/31/18		Year Ended 10/31/17
iShares ETF	Shares	Amount	Shares	Amount
J.P. Morgan USD Emerging Markets Bond
Shares sold	98,900,000	$10,877,622,219	85,200,000	$9,694,660,077
Shares redeemed	(60,800,000)	(6,744,256,366)	(66,400,000)	(7,497,526,529)

Net increase	38,100,000	$4,133,365,853	18,800,000	$2,197,133,548

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

9.    LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares U.S. Preferred Stock ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the court’s decision.

10.    REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Fund has adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the statement of assets and liabilities, statement of changes in net assets and notes to the financial statements.

Prior year distribution information and undistributed net investment income in the statement of changes in net assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended October 31, 2017 were classified as follows:

iShares ETF	Net Investment Income
J.P. Morgan USD Emerging Markets Bond	$472,368,085

Undistributed net investment income as of October 31, 2017 are as follows:

iShares ETF	Undistributed net investment income
J.P. Morgan USD Emerging Markets Bond	$37,564,496

24	2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

11.    SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares J.P. Morgan USD Emerging Markets Bond ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of iShares J.P. Morgan USD Emerging Markets Bond ETF (one of the funds constituting iShares Trust, referred to hereafter as the “Fund”) as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2018 (hereafter referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the five years in the period ended October 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

December 21, 2018

We have served as the auditor of one or more BlackRock investment companies since 2000.

26	2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Important Tax Information (unaudited)

For the fiscal year ended October 31, 2018, the Fund intends to pass through to its shareholders foreign source income earned and foreign taxes paid by the underlying funds:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
J.P. Morgan USD Emerging Markets Bond	$632,197,899	$619

The Funds hereby designate the following amounts of distributions from direct federal obligation interest for the fiscal year ended October 31, 2018:

iShares ETF	Federal Obligation Interest
J.P. Morgan USD Emerging Markets Bond	$307,064

The law varies in each state as to whether and what percent of ordinary income dividends attribute to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

I M P O R T A N T T A X I N F O R M A T I O N	27

Board Review and Approval of Investment Advisory Contract

I. iShares J.P. Morgan USD Emerging Markets Bond ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At a meeting on May 11, 2018, a committee composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 24, 2018, management presented additional information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its initial meeting. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-14, 2018, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider),objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2017, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-14, 2018 meeting and throughout the year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates

28	2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract (continued)

from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board further noted that it considered the supplemental information the 15(c) Committee requested, which BlackRock provided, regarding the methodology. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and showed how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review of the sharing of scale benefits, as well as the other factors considered at the meeting, the Board concluded that the information concerning the sharing of scale benefits supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	29

Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported in this notice are for financial reporting purposes and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV which is sent to shareholders shortly after calendar year-end.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
J.P. Morgan USD Emerging Markets Bond(a)	$4.905729	$—	$0.017744	$4.923473	100%	—%	0	%(b)	100%

(a)

The Fund estimates that it has distributed more than the amount of earned income and net realized gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

(b)	Rounds to less than 1%.

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Fund covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or since the Fund began trading, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Fund for the immediately preceding five calendar years (or from the date the Fund began trading on the secondary market, if less than five years) through the date of the most recent calendar quarter-end. Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares J.P. Morgan USD Emerging Markets Bond ETF

Period Covered: January 01, 2013 through September 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days

Greater than 2.0% and Less than 2.5%	1	0.07%
Greater than 1.0% and Less than 1.5%	2	0.14
Greater than 0.5% and Less than 1.0%	199	13.75
Greater than 0.0% and Less than 0.5%	1,131	78.17
At NAV	8	0.55
Less than 0.0% and Greater than –0.5%	88	6.08
Less than –0.5% and Greater than –1.0%	10	0.69
Less than –1.0% and Greater than –1.5%	6	0.41
Less than –1.5% and Greater than –2.0%	2	0.14

	1,447	100.00%

30	2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information (unaudited) (continued)

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive (“AIFMD”) imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside the EU, such as BFA. Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the AIFMD if such managers market a fund to EU investors.

BFA has registered the iShares J.P. Morgan USD Emerging Markets Bond ETF (the “Fund”) for marketing to investors in the United Kingdom, the Netherlands, Finland, Sweden, and Luxembourg.

Report on Remuneration

BFA is required under the AIFMD to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of BFA; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Fund.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well-defined pay-for-performance philosophy, and compensation programs which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organizational structures which are independent of the business units. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent compensation committee.

Members of staff and senior management of BFA typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of BFA and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of BFA. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the Fund in respect of BFA’s financial year ending December 31, 2017 was USD 1.15 million. This figure is comprised of fixed remuneration of USD 458.99 thousand and variable remuneration of USD 692.55 thousand. There were a total of 417 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the Fund in respect of BFA’s financial year ending December 31, 2017, to its senior management was USD 161.1 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 30.01 thousand.

S U P P L E M E N T A L I N F O R M A T I O N	31

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 343 funds as of October 31, 2018. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small and Benjamin Archibald, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito(a) (61)	Trustee (since 2009).

President, BlackRock, Inc. (since 2006);Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).

Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S.ETF Trust (since 2011).
Mark K. Wiedman(b) (47)	Trustee (since 2013).

Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2016); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).

Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (69)	Trustee (since 2005); Independent Board Chair (since 2016).

Trustee and Member of the Finance, Technology and Quality Committee of Stanford Health Care (since 2016); Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.

Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Forward Funds (14 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (62)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).

Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012); Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (63)	Trustee (since 2017); Equity Plus Committee Chair (since 2017).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

32	2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Charles A. Hurty (75)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).

Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (63)	Trustee (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).
Drew E. Lawton (59)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).
John E. Martinez (57)	Trustee (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).
Madhav V. Rajan (54)	Trustee (since 2011); Nominating and Governance Committee Chair (since 2017).

Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (43)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).
Jack Gee (59)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).
Charles Park (51)	Chief Compliance Officer (since 2006).

Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Benjamin Archibald (43)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013); Secretary of the BlackRock-advised Mutual Funds (since 2012).
Steve Messinger (56)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).
Scott Radell (49)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).
Alan Mason (57)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	33

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to www.icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The iShares Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at www.iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at www.iShares.com; and (3) on the SEC website at www.sec.gov.

34	2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviations - Fixed Income

LIBOR	London Interbank Offered Rate

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	35

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)
This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.
Investing involves risk, including possible loss of principal.
The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by JPMorgan Chase & Co., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2018 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

OCTOBER 31, 2018

2018 ANNUAL REPORT

iShares Trust

  iShares Aaa - A Rated Corporate Bond ETF | QLTA | NYSE Arca

  iShares Convertible Bond ETF | ICVT | Cboe BZX

  iShares Floating Rate Bond ETF | FLOT | Cboe BZX

Market Overview

iShares Trust

U.S. Bond Market Overview

The U.S. bond market declined for the 12 months ended October 31, 2018 (“reporting period”). The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of U.S. fixed-income performance, returned -2.05%. The negative return for U.S. bonds was primarily due to a stronger U.S. economy and higher interest rates. Driven in part by the stimulative effect of federal tax reform legislation, the U.S. economy grew by 3% for the 12 months ended September 2018, its highest year-over-year growth rate in more than three years. Key components of the strengthening economy included the job market, where the unemployment rate declined to its lowest level since December 1969; industrial production, which increased at its sharpest year-over-year pace in nearly eight years; and retail sales, which accelerated for much of the reporting period before slowing in the last two months.

Faster economic growth led to higher inflation, though it remained low by historical standards. As measured by the consumer price index, the year-over-year U.S. inflation rate rose to 2.9% in mid-2018 — its fastest rate in more than six years — before falling back to 2.3% by the end of the reporting period. By comparison, the long-term historical average inflation rate is 3.3%.

In this environment, the U.S. Federal Reserve Bank (“Fed”) continued its efforts to normalize monetary policy. The Fed increased short-term interest rates four times during the reporting period, increasing its short-term interest rate target to 2.25%, the highest level in more than a decade. In addition, the Fed reduced its holdings of U.S. Treasury and mortgage-backed securities by approximately 7% during the reporting period, after quadrupling its holdings in response to the 2008 financial crisis.

Interest rates increased broadly in response to the improving economy and higher inflation. Short-term interest rates increased the most, reflecting the Fed’s actions. For example, the yield of the two-year U.S. Treasury note increased from 1.60% to 2.87% during the reporting period. Longer-term interest rates rose to a lesser degree; the yield of the 30-year U.S. Treasury bond increased from 2.88% to 3.39%. These developments led to the narrowest yield difference, or spread, between short-term and longer-term U.S. Treasury securities in more than 11 years.

Higher interest rates had the most significant impact on U.S. Treasury securities, which typically have greater sensitivity to changes in interest rates compared with other higher-yielding sectors of the bond market. Consequently, the prices of U.S. Treasury bonds declined as interest rates increased during the reporting period. U.S. Treasury inflation-protected securities also declined but to a lesser degree as the inflation rate increased.

Corporate bonds posted mixed returns for the reporting period. Despite the positive economic environment, investment-grade corporate bonds declined the most among the major bond sectors. In addition to higher interest rates, investor concerns about high corporate debt levels, a decline in average credit quality, and relatively high valuations contributed to the weakness in investment-grade corporate bonds. In contrast, high-yield corporate bonds, which have lower credit ratings, performed relatively well, as their higher yields buffered price declines. Strong investor demand for yield, lower issuance levels, and limited interest rate sensitivity contributed to the positive performance of high-yield corporate bonds.

Among securitized bonds, asset-backed securities (bonds backed by credit card receivables, auto loans, and other debt) posted positive returns for the reporting period, benefiting from their higher yields and relatively short maturities. Mortgage-backed securities, both residential and commercial, declined but to a lesser degree than the broader bond market.

M A R K E T O V E R V I E W	5

Fund Summary as of October 31, 2018	iShares® Aaa - A Rated Corporate Bond ETF

Investment Objective

The iShares Aaa - A Rated Corporate Bond ETF (the “Fund”) seeks to track the investment results of an index composed of Aaa to A, or equivalently rated, fixed rate U.S. dollar-denominated bonds issued by U.S. and non-U.S. corporations, as represented by the Bloomberg Barclays U.S. Corporate Aaa - A Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	(3.27)%	2.43%	2.39%	(3.27)%	12.77%	17.18%
Fund Market	(3.31)	2.43	2.39	(3.31)	12.73	17.19
Index	(3.14)	2.56	2.59	(3.14)	13.48	18.73

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/14/12. The first day of secondary market trading was 2/16/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 995.00	$ 0.75		$ 1,000.00	$ 1,024.40	$ 0.77		0.15%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 12 for more information.

6	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2018 (continued)	iShares® Aaa - A Rated Corporate Bond ETF

Portfolio Management Commentary

Investment-grade corporate bonds declined for the reporting period. Corporate bond yield spreads widened as issuance exceeded demand from investors concerned about increasing trade tensions.

From a sector perspective, industrial bonds, which made up the largest sector weight in the Index on average for the reporting period, were the largest detractors from the Index’s return. The industrial sector of the Index incorporates a wide variety of economic segments, including bonds issued by companies in the technology, materials, energy, capital goods, transportation, and consumer-oriented industries. Within the sector, consumer non-cyclical companies detracted from performance, particularly in the food and beverage and pharmaceuticals industries. Global food and beverage companies were negatively affected by currency fluctuations, especially in emerging markets. Pharmaceutical companies faced government scrutiny for their drug pricing decisions and uncertainty regarding the potential for changes in healthcare legislation. Other detractors in the sector included technology, which declined late in the reporting period amid investor concerns about future growth prospects, as well as energy, which declined despite rising energy prices as the futures market reflected modest expectations for oil prices.

The financial sector also detracted significantly from the Index’s return, driven by weak performance in the banking industry. Banks contended with multiple challenges during the reporting period, including deposit pricing pressures that could hinder net interest margin growth. Trade disputes and tariffs also dampened long-term growth expectations and weighed on the banking industry’s performance. The utilities sector detracted modestly from the Index’s performance, with bonds issued by electric utilities detracting the most.

From a credit quality perspective, bonds rated A, which represented approximately 74% of the Index on average, detracted the most from the Index’s return. Higher-yielding unrated and lower-rated securities also detracted from performance but only fractionally due to strong investor demand for yield.

Portfolio Information

ALLOCATION BY MATURITY
Maturity	Percent of Total Investments(a)
1-5 Years	42.9%
5-10 Years	27.6
10-15 Years	2.3
15-20 Years	6.7
More than 20 Years	20.5

TEN LARGEST HOLDINGS
Security	Percent of Total Investments(a)
Anheuser-Busch InBev Finance Inc., 4.90%, 02/01/46	0.4%
GE Capital International Funding Co. Unlimited Co., 4.42%, 11/15/35	0.4
Anheuser-Busch InBev Finance Inc., 3.65%, 02/01/26	0.4
Microsoft Corp., 2.00%, 11/03/20	0.3
Wells Fargo & Co., 4.30%, 07/22/27	0.3
Apple Inc., 2.85%, 05/06/21	0.3
Anheuser-Busch InBev Finance Inc., 3.30%, 02/01/23	0.3
National Australia Bank Ltd./New York, 2.63%, 01/14/21	0.3
Morgan Stanley, 2.75%, 05/19/22	0.3
Bank of America Corp., 4.13%, 01/22/24	0.3

(a)	Excludes money market funds.

F U N D S U M M A R Y	7

Fund Summary as of October 31, 2018	iShares® Convertible Bond ETF

Investment Objective

The iShares Convertible Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated convertible securities, specifically cash pay bonds, with outstanding issue sizes greater than $250 million, as represented by the Bloomberg Barclays U.S. Convertible Cash Pay Bond>$250MM Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	3.26%	6.26%	3.26%	23.07%
Fund Market	2.94	6.26	2.94	23.04
Index	3.81	6.82	3.81	25.24

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/2/15. The first day of secondary market trading was 6/4/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,005.20	$ 1.01		$ 1,000.00	$ 1,024.20	$ 1.02		0.20%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 12 for more information.

8	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2018 (continued)	iShares® Convertible Bond ETF

Portfolio Management Commentary

As represented by the Index, U.S. dollar-denominated convertible bonds posted a positive return for the reporting period. Convertible bonds performed well despite rising interest rates due to their hybrid debt/equity nature. The bonds represented in the Index pay interest on a periodic basis, similar to non-convertible corporate bonds, but they also have an equity conversion feature and can be redeemed for shares of the issuer’s stock. Due to their convertibility, these securities typically move directionally with stocks but with less volatility given their fixed-income component. For the reporting period, stocks performed well and the benefit from the equity-like features of convertible bonds outweighed the negative effect of four interest rate increases by the Fed.

Within the Index, convertible bonds issued by consumer non-cyclical companies were the leading contributors to the Index’s return. Consumer products companies benefited from a steady increase in consumer spending during the reporting period, while pharmaceuticals companies were helped by high-profile drug approvals and favorable demographic trends.

Convertible bonds issued by technology companies also contributed to the Index’s return as the financial health of the industry, along with large amounts of cash repatriated from overseas due to tax reform, meant that investors viewed their risk of default as low. Technology companies increased their issuance of convertible debt as it remained an inexpensive source of financing.

Convertible bonds issued by insurance companies also contributed to the Index’s performance, led by health insurance bonds. A rise in the number of insured individuals drove increased earnings for health insurers. On the downside, consumer cyclical companies detracted from the Index’s return. Gaming companies detracted the most due to increased competition that weakened casino-hotel room rates.

Portfolio Information

ALLOCATION BY MATURITY
Maturity	Percent of Total Investments(a)
0-1 Year	9.4%
1-5 Years	52.4
5-10 Years	28.9
10-15 Years	0.6
15-20 Years	2.9
More than 20 Years	5.8

TEN LARGEST HOLDINGS
Security	Percent of Total Investments(a)
DISH Network Corp., 3.38%, 08/15/26	2.1%
Intel Corp., 3.25%, 08/01/39	2.0
Advanced Micro Devices Inc., 2.13%, 09/01/26	1.5
Microchip Technology Inc., 1.63%, 02/15/25	1.5
Citrix Systems Inc., 0.50%, 04/15/19	1.5
Microchip Technology Inc., 1.63%, 02/15/27	1.4
Palo Alto Networks Inc., 0.75%, 07/01/23	1.3
Caesars Entertainment Corp., 5.00%, 10/01/24	1.3
Tesla Inc., 1.25%, 03/01/21	1.2
Booking Holdings Inc., 0.35%, 06/15/20	1.2

(a)	Excludes money market funds.

F U N D S U M M A R Y	9

Fund Summary as of October 31, 2018	iShares® Floating Rate Bond ETF

Investment Objective

The iShares Floating Rate Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade floating rate bonds with remaining maturities between one month and five years, as represented by the Bloomberg Barclays US Floating Rate Note<5 Years Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	2.11%	1.16%	1.20%	2.11%	5.91%	9.18%
Fund Market	2.15	1.15	1.21	2.15	5.91	9.28
Index	2.39	1.42	1.41	2.39	7.28	10.92

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/14/11. The first day of secondary market trading was 6/17/11.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,011.60	$ 1.01		$ 1,000.00	$ 1,024.20	$ 1.02		0.20%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 12 for more information.

10	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2018 (continued)	iShares® Floating Rate Bond ETF

Portfolio Management Commentary

As represented by the Index, investment-grade floating-rate bonds posted a positive return for the reporting period. The Index is composed of U.S. dollar-denominated bonds with interest rates that reset periodically. Consequently, floating-rate bonds typically increase in value in a rising interest rate environment, as their yields reset at higher levels.

During the reporting period, the Fed raised its short-term interest rate target four times. The Fed’s actions led to an increase in the interest rates issuers use to reset floating-rate bonds, resulting in higher yields on those bonds. In addition, investor expectations for further Fed interest rate increases drove increased demand for floating-rate bonds.

Government and corporate bonds both contributed to the Index’s performance, with corporate bonds contributing the majority of the return. Investor interest in corporate floating-rate debt increased as investors sought securities that would benefit from higher interest rates. The high level of investor demand for floating-rate bonds led corporate issuers to increase borrowing at floating rates instead of fixed rates.

Among corporate bonds, banks, which made up approximately 52% of the Index on average for the reporting period, were the leading contributors to the Index’s return. Banks are among the largest issuers of floating-rate corporate bonds. Borrowing and lending at variable interest rates helps banks manage their interest rate exposure and reduce volatility related to changing interest rates. Consumer-oriented companies were also a source of strength as debt issued by both consumer cyclical and consumer non-cyclical companies contributed meaningfully to the Index’s performance.

In terms of performance by credit quality, floating-rate bonds in the lower credit quality tiers contributed the most to the Index’s performance. Lower quality debt benefited from investor demand for yield.

Portfolio Information

ALLOCATION BY CREDIT QUALITY
Moody’s Credit Rating*	Percent of Total Investments(a)
Aaa	10.7%
Aa	24.3
A	43.1
Baa	20.9
Ba	0.4
Not Rated	0.6

ALLOCATION BY MATURITY
Maturity	Percent of Total Investments(a)
0-1 Year	21.3%
1-5 Years	77.6
5-10 Years	1.1

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

F U N D S U M M A R Y	11

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

12	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2018	iShares® Aaa - A Rated Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Aerospace & Defense — 0.7%
Boeing Co. (The) 4.88%, 02/15/20	$250	$256,042
6.88%, 03/15/39	25	33,284
General Dynamics Corp. 2.13%, 08/15/26 (Call 05/15/26)	50	44,373
2.38%, 11/15/24 (Call 09/15/24)	75	70,009
2.63%, 11/15/27 (Call 08/15/27)	45	40,808
3.00%, 05/11/21	100	99,313
3.38%, 05/15/23 (Call 04/15/23)	200	199,290
3.60%, 11/15/42 (Call 05/15/42)	34	30,765
3.75%, 05/15/28 (Call 02/15/28)	100	98,979
3.88%, 07/15/21 (Call 04/15/21)(a)	79	80,006
Raytheon Co. 2.50%, 12/15/22 (Call 09/15/22)	134	129,160
4.88%, 10/15/40	25	26,913

		1,108,942
Agriculture — 1.3%
Altria Group Inc. 2.85%, 08/09/22	5	4,858
3.88%, 09/16/46 (Call 03/16/46)	125	103,232
4.00%, 01/31/24	200	201,258
4.25%, 08/09/42	25	22,036
4.50%, 05/02/43	49	44,631
5.38%, 01/31/44	175	177,915
Archer-Daniels-Midland Co. 3.75%, 09/15/47 (Call 03/15/47)	100	88,617
4.02%, 04/16/43	84	78,096
4.54%, 03/26/42	25	24,901
Philip Morris International Inc. 1.88%, 02/25/21 (Call 01/25/21)	200	193,500
2.00%, 02/21/20	50	49,253
2.13%, 05/10/23 (Call 03/10/23)	55	51,356
2.50%, 08/22/22(a)	151	144,995
2.63%, 03/06/23	25	23,910
3.13%, 08/17/27 (Call 05/17/27)	50	46,755
3.38%, 08/11/25 (Call 05/11/25)	25	24,141
3.60%, 11/15/23(a)	88	87,370
3.88%, 08/21/42	100	85,073
4.13%, 03/04/43	135	119,498
4.25%, 11/10/44	140	125,854
4.38%, 11/15/41	49	44,849
4.50%, 03/26/20	100	101,779
4.88%, 11/15/43	25	24,447
6.38%, 05/16/38	125	144,337

		2,012,661
Airlines — 0.5%
American Airlines Pass Through Trust
Series 2015-1, Class A, 3.38%, 05/01/27	76	72,343
Series 2015-2, Class AA, 3.60%, 09/22/27	9	8,502
Series 2016-1, Class AA, 3.58%, 07/15/29	45	43,479
Series 2016-3, Class AA, 3.00%, 10/15/28	92	85,651
Series 2017-2, Class AA, 3.35%, 04/15/31	97	91,734
Continental Airlines Inc. Pass Through Trust, Series 2012-2, Class A, 4.00%, 10/29/24	205	203,616
United Airlines Pass Through Trust
Series 2013-1, Class A, 4.30%, 08/15/25	80	81,168
Series 2014-2, Class A, 3.75%, 09/03/26	121	119,298

Security	Par (000)	Value

Airlines (continued)
Series 2016-1, Class AA, 3.10%, 07/07/28	$19	$17,743
Series 2016-2, Class AA, 2.88%, 10/07/28	67	61,120

		784,654
Apparel — 0.2%
NIKE Inc. 2.25%, 05/01/23 (Call 02/01/23)	67	63,547
2.38%, 11/01/26 (Call 08/01/26)	125	112,365
3.63%, 05/01/43 (Call 11/01/42)	75	66,340
3.88%, 11/01/45 (Call 05/01/45)	50	45,864

		288,116
Auto Manufacturers — 1.2%
American Honda Finance Corp. 1.65%, 07/12/21	170	162,675
1.70%, 09/09/21	150	143,592
2.30%, 09/09/26	145	129,112
2.90%, 02/16/24	221	212,598
Daimler Finance North America LLC, 8.50%, 01/18/31	165	224,449
Toyota Motor Credit Corp. 1.90%, 04/08/21	275	265,730
1.95%, 04/17/20	290	285,392
2.15%, 03/12/20	112	110,648
2.25%, 10/18/23	50	46,869
2.63%, 01/10/23	100	96,422
2.90%, 04/17/24	161	154,186
4.50%, 06/17/20	109	111,316

		1,942,989
Banks — 33.2%
Australia & New Zealand Banking Group Ltd./New York NY 2.25%, 11/09/20	100	97,745
2.63%, 05/19/22	385	371,167
2.70%, 11/16/20	242	238,685
Banco Santander SA 3.85%, 04/12/23	200	193,918
4.38%, 04/12/28	200	186,492
Bank of America Corp. 2.15%, 11/09/20 (Call 11/09/19)	150	146,456
2.33%, 10/01/21 (Call 10/01/20)(b)(c)	375	366,150
2.37%, 07/21/21 (Call 07/21/20)(b)(c)	300	294,237
2.63%, 10/19/20(a)	350	345,222
2.82%, 07/21/23 (Call 07/21/22)(b)(c)	400	384,872
2.88%, 04/24/23 (Call 04/24/22)(b)(c)	50	48,362
3.09%, 10/01/25 (Call 10/01/24)(b)(c)	250	236,752
3.30%, 01/11/23	100	97,786
3.42%, 12/20/28 (Call 12/20/27)(b)(c)	452	416,862
3.59%, 07/21/28 (Call 07/21/27)(b)(c)	404	379,703
3.71%, 04/24/28 (Call 04/24/27)(b)(c)	300	284,904
3.88%, 08/01/25	370	363,851
4.00%, 04/01/24	255	254,523
4.13%, 01/22/24	475	477,470
4.24%, 04/24/38 (Call 04/24/37)(b)(c)	175	165,358
4.44%, 01/20/48 (Call 01/20/47)(b)(c)	15	14,306
4.88%, 04/01/44	125	125,951
5.00%, 01/21/44(a)	150	153,401
5.88%, 01/05/21	75	79,062
5.88%, 02/07/42	125	142,336
Bank of Montreal 1.90%, 08/27/21	225	215,663
2.35%, 09/11/22(a)	50	47,788

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) October 31, 2018	iShares® Aaa - A Rated Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
2.55%, 11/06/22 (Call 10/06/22)	$50	$48,045
3.10%, 07/13/20(a)	250	249,385
Bank of New York Mellon Corp. (The) 2.20%, 08/16/23 (Call 06/16/23)	200	186,638
2.45%, 11/27/20 (Call 10/27/20)	100	98,298
2.45%, 08/17/26 (Call 05/17/26)	39	35,075
2.50%, 04/15/21 (Call 03/15/21)	220	215,426
2.60%, 08/17/20 (Call 07/17/20)	50	49,450
3.00%, 10/30/28 (Call 07/30/28)	100	90,400
3.30%, 08/23/29 (Call 05/23/29)	200	184,772
3.40%, 05/15/24 (Call 04/15/24)	166	162,957
3.50%, 04/28/23	100	99,282
3.55%, 09/23/21 (Call 08/23/21)	100	100,330
3.65%, 02/04/24 (Call 01/05/24)	24	23,842
3.85%, 04/28/28	100	99,160
4.60%, 01/15/20	100	101,708
Series G, 2.15%, 02/24/20 (Call 01/24/20)	177	174,816
Bank of Nova Scotia (The) 2.35%, 10/21/20	197	193,458
2.45%, 03/22/21(a)	205	200,513
2.45%, 09/19/22(a)	55	52,785
2.80%, 07/21/21(a)	100	98,332
4.38%, 01/13/21(a)	250	255,372
Barclays Bank PLC, 2.65%, 01/11/21 (Call 12/11/20)	450	440,433
BB&T Corp. 2.05%, 05/10/21 (Call 04/09/21)	275	266,024
2.63%, 06/29/20 (Call 05/29/20)	200	197,864
2.75%, 04/01/22 (Call 03/01/22)	75	73,079
BNP Paribas SA, 3.25%, 03/03/23	240	234,780
BPCE SA, 3.38%, 12/02/26	150	139,295
Branch Banking & Trust Co. 2.85%, 04/01/21 (Call 03/01/21)	242	238,965
3.63%, 09/16/25 (Call 08/16/25)	250	242,880
Canadian Imperial Bank of Commerce, 2.55%, 06/16/22	100	96,281
Citibank N.A. 2.10%, 06/12/20 (Call 05/12/20)	250	245,377
2.13%, 10/20/20 (Call 09/20/20)	100	97,618
3.05%, 05/01/20 (Call 04/01/20)	250	249,100
Cooperatieve Rabobank UA 3.88%, 02/08/22	110	110,586
5.25%, 05/24/41	100	108,583
Cooperatieve Rabobank UA/NY 2.50%, 01/19/21	250	244,647
2.75%, 01/10/22	250	242,887
2.75%, 01/10/23	250	239,822
Credit Suisse AG/New York NY 3.63%, 09/09/24	100	97,814
4.38%, 08/05/20	250	254,082
Fifth Third Bank/Cincinnati OH 2.20%, 10/30/20 (Call 09/30/20)	100	97,795
3.95%, 07/28/25 (Call 06/28/25)	250	249,612
Goldman Sachs Bank USA/New York NY, 3.20%, 06/05/20	150	149,880
Goldman Sachs Group Inc. (The) 2.30%, 12/13/19 (Call 11/13/19)	200	197,974
2.35%, 11/15/21 (Call 11/15/20)(a)	250	240,527
2.60%, 04/23/20 (Call 03/23/20)	400	395,860
2.63%, 04/25/21 (Call 03/25/21)(a)	50	48,881
2.88%, 02/25/21 (Call 01/25/21)	173	170,343
2.91%, 07/24/23 (Call 07/24/22)(b)(c)	20	19,237
3.00%, 04/26/22 (Call 04/26/21)	450	438,084

Security	Par (000)	Value

Banks (continued)
3.20%, 02/23/23 (Call 01/23/23)	$100	$97,148
3.50%, 01/23/25 (Call 10/23/24)	250	239,447
3.50%, 11/16/26 (Call 11/16/25)	175	163,835
3.63%, 01/22/23	181	179,045
3.69%, 06/05/28 (Call 06/05/27)(b)(c)	50	46,999
3.75%, 05/22/25 (Call 02/22/25)	62	60,023
3.75%, 02/25/26 (Call 11/25/25)	150	143,999
3.81%, 04/23/29 (Call 04/23/28)(b)(c)	125	117,444
3.85%, 07/08/24 (Call 04/08/24)	145	142,022
4.00%, 03/03/24	200	198,590
4.02%, 10/31/38 (Call 10/31/37)(b)(c)	150	134,358
4.22%, 05/01/29 (Call 05/01/28)(a)(b)(c)	250	242,410
4.75%, 10/21/45 (Call 04/21/45)	100	97,027
4.80%, 07/08/44 (Call 01/08/44)	250	243,682
5.25%, 07/27/21	170	176,809
5.38%, 03/15/20	112	114,992
5.75%, 01/24/22	275	290,573
6.25%, 02/01/41	270	313,068
Series D, 6.00%, 06/15/20	25	25,991
HSBC Bank USA N.A., 4.88%, 08/24/20	242	247,626
HSBC Holdings PLC 2.65%, 01/05/22	250	241,795
3.26%, 03/13/23 (Call 03/13/22)(b)(c)	400	390,968
3.40%, 03/08/21	250	248,767
3.60%, 05/25/23	100	98,455
3.90%, 05/25/26	275	263,557
3.95%, 05/18/24 (Call 05/18/23)(b)(c)	300	297,213
4.00%, 03/30/22	115	116,047
4.04%, 03/13/28 (Call 03/13/27)(b)(c)	200	191,270
4.29%, 09/12/26 (Call 09/12/25)(b)(c)	200	197,204
4.30%, 03/08/26	200	196,818
4.58%, 06/19/29 (Call 06/19/28)(b)(c)	250	247,975
4.88%, 01/14/22(a)	174	180,059
5.10%, 04/05/21	150	155,135
5.25%, 03/14/44(a)	200	200,716
6.10%, 01/14/42	125	145,289
6.50%, 05/02/36	100	114,418
6.50%, 09/15/37	190	218,760
6.80%, 06/01/38	100	119,076
HSBC USA Inc., 2.75%, 08/07/20	250	247,560
Huntington National Bank (The), 2.38%, 03/10/20 (Call 02/10/20)	250	246,990
ING Groep NV 3.15%, 03/29/22	275	267,476
3.95%, 03/29/27	25	23,729
JPMorgan Chase & Co. 2.25%, 01/23/20 (Call 12/23/19)	325	321,090
2.30%, 08/15/21 (Call 08/15/20)	287	277,805
2.55%, 03/01/21 (Call 02/01/21)	150	147,021
2.70%, 05/18/23 (Call 03/18/23)	150	143,303
2.75%, 06/23/20 (Call 05/23/20)	124	122,789
2.78%, 04/25/23 (Call 04/25/22)(b)(c)	25	24,193
2.95%, 10/01/26 (Call 07/01/26)	200	183,246
3.13%, 01/23/25 (Call 10/23/24)	99	93,848
3.20%, 01/25/23	176	172,249
3.20%, 06/15/26 (Call 03/15/26)	25	23,371
3.25%, 09/23/22(a)	325	320,580
3.30%, 04/01/26 (Call 01/01/26)	100	94,296
3.56%, 04/23/24 (Call 04/23/23)(b)(c)	100	98,465
3.63%, 05/13/24	95	93,483

14	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® Aaa - A Rated Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
3.78%, 02/01/28 (Call 02/01/27)(b)(c)	$450	$433,453
3.80%, 07/23/24 (Call 07/23/23)(b)(c)	100	99,311
3.88%, 02/01/24	25	24,975
3.90%, 07/15/25 (Call 04/15/25)	400	394,460
3.90%, 01/23/49 (Call 01/23/48)(b)(c)	75	65,328
3.96%, 11/15/48 (Call 11/15/47)(b)(c)	65	57,168
4.03%, 07/24/48 (Call 07/24/47)(b)(c)	135	119,784
4.20%, 07/23/29 (Call 07/23/28)(a)(b)(c)	100	98,497
4.26%, 02/22/48 (Call 02/22/47)(b)(c)	100	92,264
4.35%, 08/15/21	40	40,891
4.40%, 07/22/20	100	101,703
4.50%, 01/24/22	225	231,158
4.63%, 05/10/21	197	202,516
4.85%, 02/01/44	15	15,114
5.40%, 01/06/42	100	108,557
5.50%, 10/15/40	25	27,414
5.60%, 07/15/41	217	240,501
6.40%, 05/15/38	195	234,589
KeyBank N.A./Cleveland OH, 2.25%, 03/16/20	242	238,740
Lloyds Bank PLC, 2.70%, 08/17/20	200	197,154
Lloyds Banking Group PLC 2.91%, 11/07/23 (Call 11/07/22)(b)(c)	200	190,132
3.00%, 01/11/22	10	9,710
4.05%, 08/16/23	200	198,024
4.38%, 03/22/28	200	191,534
4.45%, 05/08/25(a)	200	198,936
4.55%, 08/16/28	200	193,782
Manufacturers & Traders Trust Co., 2.10%, 02/06/20 (Call 01/06/20)	250	246,917
Mitsubishi UFJ Financial Group Inc. 2.19%, 09/13/21	250	240,437
2.67%, 07/25/22	100	96,404
3.00%, 02/22/22	25	24,472
3.29%, 07/25/27	250	233,365
3.46%, 03/02/23	100	98,576
3.54%, 07/26/21	50	49,942
3.68%, 02/22/27	250	240,267
3.78%, 03/02/25	75	73,766
3.85%, 03/01/26	150	146,516
4.29%, 07/26/38(a)	50	48,437
Mizuho Financial Group Inc. 2.84%, 09/13/26	200	181,042
2.95%, 02/28/22	25	24,337
3.17%, 09/11/27	150	138,068
4.02%, 03/05/28	200	196,186
Morgan Stanley 2.50%, 04/21/21	325	316,511
2.63%, 11/17/21	300	290,994
2.65%, 01/27/20	70	69,499
2.75%, 05/19/22	500	483,340
2.80%, 06/16/20	232	229,938
3.13%, 07/27/26	150	137,387
3.59%, 07/22/28 (Call 07/22/27)(b)(c)	350	328,436
3.63%, 01/20/27	200	188,732
3.74%, 04/24/24 (Call 04/24/23)(b)(c)	250	247,200
3.75%, 02/25/23	289	286,827
3.88%, 01/27/26	200	193,516
4.00%, 07/23/25	400	393,044
4.30%, 01/27/45	165	151,955
4.38%, 01/22/47	275	255,843

Security	Par (000)	Value

Banks (continued)
4.46%, 04/22/39 (Call 04/22/38)(b)(c)	$150	$144,021
5.50%, 01/26/20	182	186,808
5.50%, 07/24/20	250	258,360
5.50%, 07/28/21(a)	334	349,681
6.38%, 07/24/42	138	166,140
7.25%, 04/01/32	50	63,202
Series F, 3.88%, 04/29/24	177	174,825
MUFG Americas Holdings Corp., 3.00%, 02/10/25 (Call 01/10/25)	49	46,179
National Australia Bank Ltd./New York 2.50%, 07/12/26	250	223,390
2.63%, 01/14/21	500	490,550
2.80%, 01/10/22	100	97,300
National Bank of Canada 2.15%, 06/12/20 (Call 05/12/20)	75	73,646
2.20%, 11/02/20 (Call 10/02/20)	250	243,335
Northern Trust Corp. 2.38%, 08/02/22	123	118,159
3.38%, 08/23/21	93	93,163
3.95%, 10/30/25	50	50,358
PNC Bank N.A. 2.00%, 05/19/20 (Call 04/19/20)(d)	250	245,153
2.15%, 04/29/21 (Call 03/30/21)(d)	250	242,345
2.60%, 07/21/20 (Call 06/21/20)(d)	250	247,013
4.20%, 11/01/25 (Call 10/02/25)(d)	250	251,447
PNC Financial Services Group Inc. (The) 3.15%, 05/19/27 (Call 04/19/27)(d)	65	61,040
3.30%, 03/08/22 (Call 02/06/22)(d)	140	138,656
3.90%, 04/29/24 (Call 03/29/24)(d)	225	223,013
5.13%, 02/08/20(d)	67	68,543
Royal Bank of Canada 2.13%, 03/02/20	25	24,673
2.15%, 10/26/20	230	224,947
2.50%, 01/19/21(a)	200	196,420
3.20%, 04/30/21(a)	150	149,382
4.65%, 01/27/26	130	131,284
Santander UK PLC 2.38%, 03/16/20	252	248,822
4.00%, 03/13/24	67	66,739
Skandinaviska Enskilda Banken AB 2.30%, 03/11/20	250	246,407
2.80%, 03/11/22(a)	280	272,261
State Street Corp. 1.95%, 05/19/21	100	96,546
2.55%, 08/18/20	62	61,301
2.65%, 05/19/26(a)	55	50,307
3.10%, 05/15/23	80	77,810
3.30%, 12/16/24	150	145,428
3.55%, 08/18/25	50	48,835
3.70%, 11/20/23	50	49,939
4.38%, 03/07/21	220	225,018
Sumitomo Mitsui Banking Corp. 2.45%, 01/16/20	250	247,525
2.45%, 10/20/20	242	237,245
3.95%, 07/19/23	250	251,280
Sumitomo Mitsui Financial Group Inc. 2.78%, 10/18/22	200	192,536
2.93%, 03/09/21	200	197,206
3.01%, 10/19/26	200	183,770
3.10%, 01/17/23	40	38,917

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) October 31, 2018	iShares® Aaa - A Rated Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
3.35%, 10/18/27(a)	$100	$93,612
3.36%, 07/12/27	100	93,878
3.45%, 01/11/27	220	208,212
3.78%, 03/09/26	155	150,984
3.94%, 10/16/23	250	250,612
SunTrust Bank/Atlanta GA 1.00%, 10/26/21 (Call 10/26/20)(b)(c)	250	249,987
2.25%, 01/31/20 (Call 12/31/19)	25	24,701
2.45%, 08/01/22 (Call 07/01/22)	180	172,129
Svenska Handelsbanken AB 2.40%, 10/01/20	350	343,584
2.45%, 03/30/21	350	341,376
Toronto-Dominion Bank (The) 1.80%, 07/13/21	100	96,005
1.85%, 09/11/20	225	219,541
2.13%, 04/07/21	283	275,017
2.25%, 11/05/19	67	66,422
2.50%, 12/14/20	134	131,778
2.55%, 01/25/21	150	147,555
3.63%, 09/15/31 (Call 09/15/26)(a)(b)(c)	150	139,682
U.S. Bancorp. 2.95%, 07/15/22 (Call 06/15/22)	426	415,116
3.00%, 03/15/22 (Call 02/15/22)	104	102,209
3.10%, 04/27/26 (Call 03/27/26)	150	140,280
3.60%, 09/11/24 (Call 08/11/24)	100	98,441
3.70%, 01/30/24 (Call 12/29/23)	75	75,141
Series V, 2.38%, 07/22/26 (Call 06/22/26)	180	161,492
Series V, 2.63%, 01/24/22 (Call 12/23/21)	25	24,334
U.S. Bank N.A./Cincinnati OH, 2.35%, 01/23/20 (Call 12/23/19)	400	396,288
UBS AG/Stamford CT, 2.35%, 03/26/20	250	246,762
Wachovia Corp., 5.50%, 08/01/35	150	158,325
Wells Fargo & Co. 2.10%, 07/26/21	275	263,904
2.50%, 03/04/21	174	169,794
2.55%, 12/07/20	13	12,719
2.60%, 07/22/20	250	246,722
3.00%, 01/22/21(a)	145	143,418
3.00%, 02/19/25	320	299,430
3.00%, 04/22/26(a)	283	260,284
3.00%, 10/23/26	25	22,878
3.07%, 01/24/23 (Call 01/24/22)	150	145,349
3.30%, 09/09/24	170	163,039
3.50%, 03/08/22	217	215,164
3.90%, 05/01/45(a)	50	44,887
4.10%, 06/03/26	275	267,789
4.13%, 08/15/23	24	24,042
4.30%, 07/22/27	525	517,240
4.40%, 06/14/46(a)	50	45,206
4.48%, 01/16/24	79	80,266
4.60%, 04/01/21(a)	212	216,891
4.75%, 12/07/46	200	189,992
4.90%, 11/17/45	125	121,163
5.61%, 01/15/44	375	398,689
Series M, 3.45%, 02/13/23	255	249,089
Series N, 2.15%, 01/30/20	147	145,038
Wells Fargo Bank N.A., 2.15%, 12/06/19	250	247,550
Westpac Banking Corp. 2.00%, 08/19/21	200	191,790
2.10%, 05/13/21	125	120,721

Security	Par (000)	Value

Banks (continued)
2.65%, 01/25/21	$200	$196,588
2.70%, 08/19/26	50	45,276
2.80%, 01/11/22	100	97,451
2.85%, 05/13/26	150	137,753
3.05%, 05/15/20	150	149,573
3.35%, 03/08/27	275	259,880
4.88%, 11/19/19	95	96,697

		52,625,789
Beverages — 4.8%
Anheuser-Busch InBev Finance Inc. 2.63%, 01/17/23	315	298,185
2.65%, 02/01/21 (Call 01/01/21)	440	431,345
3.30%, 02/01/23 (Call 12/01/22)(a)	524	510,497
3.65%, 02/01/26 (Call 11/01/25)	582	553,360
3.70%, 02/01/24(a)	120	117,781
4.63%, 02/01/44	145	131,535
4.70%, 02/01/36 (Call 08/01/35)	440	418,730
4.90%, 02/01/46 (Call 08/01/45)	735	691,422
Anheuser-Busch InBev Worldwide Inc. 2.50%, 07/15/22	230	219,500
3.50%, 01/12/24 (Call 12/12/23)	75	72,998
3.75%, 01/15/22	200	200,240
3.75%, 07/15/42	177	143,505
4.00%, 04/13/28 (Call 01/13/28)	100	96,058
4.38%, 04/15/38 (Call 10/15/37)	50	45,443
4.44%, 10/06/48 (Call 04/06/48)	30	26,334
4.60%, 04/15/48 (Call 10/15/47)(a)	150	135,093
4.75%, 04/15/58 (Call 10/15/57)	175	156,039
4.95%, 01/15/42	100	95,895
8.20%, 01/15/39	97	130,187
Brown-Forman Corp., 4.50%, 07/15/45 (Call 01/15/45)	34	34,543
Coca-Cola Co. (The) 1.88%, 10/27/20	55	53,747
2.25%, 09/01/26	30	26,907
2.45%, 11/01/20	159	157,062
2.50%, 04/01/23	100	96,512
2.55%, 06/01/26	112	102,909
2.88%, 10/27/25	125	118,612
2.90%, 05/25/27(a)	125	116,888
3.15%, 11/15/20	175	175,257
3.20%, 11/01/23	25	24,708
3.30%, 09/01/21	176	176,862
Diageo Capital PLC 2.63%, 04/29/23 (Call 01/29/23)	100	95,934
3.88%, 04/29/43 (Call 10/29/42)	30	27,973
5.88%, 09/30/36	150	174,088
Diageo Investment Corp., 4.25%, 05/11/42(a)	54	53,012
PepsiCo Inc. 2.15%, 10/14/20 (Call 09/14/20)	200	196,472
2.25%, 05/02/22 (Call 04/02/22)	250	240,917
2.75%, 03/05/22	100	97,989
2.75%, 03/01/23	220	213,635
2.85%, 02/24/26 (Call 11/24/25)(a)	100	93,724
3.00%, 10/15/27 (Call 07/15/27)	75	70,233
3.10%, 07/17/22 (Call 05/17/22)	25	24,789
3.13%, 11/01/20(a)	100	99,969
3.45%, 10/06/46 (Call 04/06/46)	100	85,379
3.60%, 03/01/24 (Call 12/01/23)	100	100,106
4.00%, 03/05/42	62	58,443
4.00%, 05/02/47 (Call 11/02/46)	140	131,407

16	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® Aaa - A Rated Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Beverages (continued)
4.25%, 10/22/44 (Call 04/22/44)	$75	$73,011
4.45%, 04/14/46 (Call 10/14/45)	100	100,584
4.50%, 01/15/20	50	50,860
4.60%, 07/17/45 (Call 01/17/45)	100	102,476

		7,649,155
Biotechnology — 1.1%
Gilead Sciences Inc. 2.35%, 02/01/20	222	219,911
2.50%, 09/01/23 (Call 07/01/23)	111	105,052
2.55%, 09/01/20	62	61,263
3.25%, 09/01/22 (Call 07/01/22)(a)	30	29,682
3.50%, 02/01/25 (Call 11/01/24)	164	159,106
3.65%, 03/01/26 (Call 12/01/25)	50	48,392
3.70%, 04/01/24 (Call 01/01/24)	50	49,622
4.00%, 09/01/36 (Call 03/01/36)(a)	50	45,604
4.15%, 03/01/47 (Call 09/01/46)	205	181,571
4.40%, 12/01/21 (Call 09/01/21)	80	81,995
4.50%, 04/01/21 (Call 01/01/21)	170	173,951
4.50%, 02/01/45 (Call 08/01/44)	175	163,250
4.60%, 09/01/35 (Call 03/01/35)	167	164,652
4.80%, 04/01/44 (Call 10/01/43)	85	82,906
5.65%, 12/01/41 (Call 06/01/41)	150	162,898

		1,729,855
Chemicals — 0.4%
EI du Pont de Nemours & Co. 2.20%, 05/01/20	268	264,958
2.80%, 02/15/23	115	111,390
4.15%, 02/15/43(a)	79	70,525
Praxair Inc. 2.20%, 08/15/22 (Call 05/15/22)	34	32,519
2.45%, 02/15/22 (Call 11/15/21)	60	58,285
3.55%, 11/07/42 (Call 05/07/42)	50	44,285

		581,962
Commercial Services — 0.5%
Automatic Data Processing Inc. 2.25%, 09/15/20 (Call 08/15/20)	85	83,677
3.38%, 09/15/25 (Call 06/15/25)	127	125,677
Board of Trustees of The Leland Stanford Junior University (The), 3.65%, 05/01/48 (Call 11/01/47)	75	69,910
Ecolab Inc. 3.25%, 12/01/27 (Call 09/01/27)(a)	150	141,791
3.95%, 12/01/47 (Call 06/01/47)	100	91,159
Massachusetts Institute of Technology 4.68%, 12/31/99	15	15,409
5.60%, 07/01/11	130	157,639
President and Fellows of Harvard College, 3.15%, 07/15/46 (Call 01/15/46)	75	63,740
Princeton University, 5.70%, 03/01/39	49	59,117
University of Southern California, 3.03%, 10/01/39	55	47,776

		855,895
Computers — 3.8%
Apple Inc. 1.55%, 02/07/20	190	186,696
2.00%, 05/06/20	108	106,378
2.15%, 02/09/22	120	115,666
2.25%, 02/23/21 (Call 01/23/21)	50	48,963
2.40%, 01/13/23 (Call 12/13/22)	50	47,931
2.40%, 05/03/23	450	429,417
2.50%, 02/09/22 (Call 01/09/22)	200	194,898

Security	Par (000)	Value

Computers (continued)
2.50%, 02/09/25	$133	$124,030
2.70%, 05/13/22	37	36,216
2.75%, 01/13/25 (Call 11/13/24)	100	94,722
2.85%, 05/06/21	517	512,931
2.85%, 02/23/23 (Call 12/23/22)	150	146,157
2.85%, 05/11/24 (Call 03/11/24)	150	143,798
2.90%, 09/12/27 (Call 06/12/27)	100	92,594
3.00%, 02/09/24 (Call 12/09/23)	150	145,688
3.00%, 06/20/27 (Call 03/20/27)	25	23,393
3.20%, 05/13/25	224	217,112
3.20%, 05/11/27 (Call 02/11/27)	150	142,566
3.25%, 02/23/26 (Call 11/23/25)(a)	250	240,720
3.35%, 02/09/27 (Call 11/09/26)	175	168,392
3.45%, 05/06/24	297	293,911
3.45%, 02/09/45	160	137,242
3.75%, 09/12/47 (Call 03/12/47)	25	22,361
3.75%, 11/13/47 (Call 05/13/47)	100	89,572
3.85%, 05/04/43	112	103,295
3.85%, 08/04/46 (Call 02/04/46)	100	91,309
4.25%, 02/09/47 (Call 08/09/46)	110	106,536
4.38%, 05/13/45	150	149,289
4.45%, 05/06/44	77	77,397
4.50%, 02/23/36 (Call 08/23/35)	20	20,762
4.65%, 02/23/46 (Call 08/23/45)	300	308,922
IBM Credit LLC 2.65%, 02/05/21	100	98,419
3.00%, 02/06/23	150	145,992
International Business Machines Corp. 1.63%, 05/15/20	197	192,349
2.88%, 11/09/22(a)	160	155,322
2.90%, 11/01/21	100	98,378
3.30%, 01/27/27(a)	100	95,261
3.45%, 02/19/26(a)	103	99,387
3.63%, 02/12/24	250	247,782
4.00%, 06/20/42	185	168,468
7.00%, 10/30/25	40	47,000
8.38%, 11/01/19(a)	20	21,031

		5,988,253
Cosmetics & Personal Care — 1.1%
Colgate-Palmolive Co. 1.95%, 02/01/23	79	74,601
2.30%, 05/03/22	85	82,060
3.70%, 08/01/47 (Call 02/01/47)(a)	50	45,271
4.00%, 08/15/45	75	71,371
Estee Lauder Companies Inc. (The) 1.80%, 02/07/20	25	24,598
3.15%, 03/15/27 (Call 12/15/26)	25	23,678
4.15%, 03/15/47 (Call 09/15/46)	25	24,010
Procter & Gamble Co. (The) 1.70%, 11/03/21	85	81,346
2.30%, 02/06/22	107	104,065
2.45%, 11/03/26	70	63,886
2.70%, 02/02/26	100	93,654
2.85%, 08/11/27	100	93,450
3.10%, 08/15/23	325	321,864
Unilever Capital Corp. 2.00%, 07/28/26	200	174,562
2.10%, 07/30/20	97	95,148
3.10%, 07/30/25	100	95,711

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) October 31, 2018	iShares® Aaa - A Rated Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Cosmetics & Personal Care (continued)
3.50%, 03/22/28 (Call 12/22/27)(a)	$150	$144,439
5.90%, 11/15/32(a)	100	120,227

		1,733,941
Distribution & Wholesale — 0.1%
WW Grainger Inc., 4.60%, 06/15/45 (Call 12/15/44)	95	93,105

Diversified Financial Services — 4.2%
American Express Co. 2.50%, 08/01/22 (Call 07/01/22)	275	263,205
2.65%, 12/02/22	250	239,582
3.00%, 10/30/24 (Call 09/29/24)	125	118,359
4.05%, 12/03/42	51	47,584
American Express Credit Corp. 2.20%, 03/03/20 (Call 02/01/20)	100	98,586
2.25%, 05/05/21 (Call 04/04/21)	150	145,844
2.38%, 05/26/20 (Call 04/25/20)	300	295,815
2.70%, 03/03/22 (Call 01/31/22)	100	97,062
3.30%, 05/03/27 (Call 04/03/27)	150	143,082
Series F, 2.60%, 09/14/20 (Call 08/14/20)	250	246,630
Ameriprise Financial Inc. 2.88%, 09/15/26 (Call 06/15/26)(a)	50	45,719
4.00%, 10/15/23	200	201,852
Charles Schwab Corp. (The) 2.65%, 01/25/23 (Call 12/25/22)	266	256,371
3.20%, 03/02/27 (Call 12/02/26)	85	80,132
3.20%, 01/25/28 (Call 10/25/27)	40	37,346
CME Group Inc. 3.00%, 03/15/25 (Call 12/15/24)	325	309,878
5.30%, 09/15/43 (Call 03/15/43)	45	50,429
Credit Suisse USA Inc., 7.13%, 07/15/32	50	63,187
GE Capital International Funding Co. Unlimited Co. 2.34%, 11/15/20	380	368,258
3.37%, 11/15/25	200	183,306
4.42%, 11/15/35	675	592,704
Intercontinental Exchange Inc. 2.35%, 09/15/22 (Call 08/15/22)	77	73,752
2.75%, 12/01/20 (Call 11/01/20)	160	158,155
3.10%, 09/15/27 (Call 06/15/27)(a)	235	218,912
3.75%, 12/01/25 (Call 09/01/25)	75	74,087
Invesco Finance PLC, 3.75%, 01/15/26	97	94,213
Mastercard Inc. 2.95%, 11/21/26 (Call 08/21/26)	175	164,528
3.38%, 04/01/24	177	175,209
National Rural Utilities Cooperative Finance Corp. 2.85%, 01/27/25 (Call 10/27/24)	50	47,354
3.40%, 02/07/28 (Call 11/07/27)	50	47,930
4.02%, 11/01/32 (Call 05/01/32)	75	74,577
ORIX Corp., 2.90%, 07/18/22	75	72,377
TD Ameritrade Holding Corp. 2.95%, 04/01/22 (Call 02/01/22)	270	264,030
3.30%, 04/01/27 (Call 01/01/27)	95	89,501
5.60%, 12/01/19	57	58,420
Visa Inc. 2.80%, 12/14/22 (Call 10/14/22)	350	340,966
3.15%, 12/14/25 (Call 09/14/25)	375	360,330
3.65%, 09/15/47 (Call 03/15/47)(a)	45	40,277
4.15%, 12/14/35 (Call 06/14/35)	225	224,696
4.30%, 12/14/45 (Call 06/14/45)	225	221,927

		6,686,172

Security	Par (000)	Value

Electric — 3.8%
AEP Transmission Co. LLC, 3.75%, 12/01/47 (Call 06/01/47)	$65	$57,282
Alabama Power Co. 3.75%, 03/01/45 (Call 09/01/44)	25	22,000
6.00%, 03/01/39	75	88,390
Series B, 3.70%, 12/01/47 (Call 06/01/47)	90	78,556
Ameren Illinois Co., 3.70%, 12/01/47 (Call 06/01/47)	50	44,306
Arizona Public Service Co., 4.35%, 11/15/45 (Call 05/15/45)	25	24,158
Berkshire Hathaway Energy Co. 3.75%, 11/15/23 (Call 08/15/23)	115	115,581
3.80%, 07/15/48 (Call 01/15/48)	50	43,335
4.50%, 02/01/45 (Call 08/01/44)	140	135,576
5.15%, 11/15/43 (Call 05/15/43)	25	26,377
6.13%, 04/01/36	80	94,552
CenterPoint Energy Houston Electric LLC, 3.55%, 08/01/42 (Call 02/01/42)	100	87,954
Commonwealth Edison Co. 2.55%, 06/15/26 (Call 03/15/26)(a)	210	192,431
3.65%, 06/15/46 (Call 12/15/45)	125	109,294
3.75%, 08/15/47 (Call 02/15/47)	35	31,138
Consolidated Edison Co. of New York Inc. 3.85%, 06/15/46 (Call 12/15/45)	170	153,041
3.95%, 03/01/43 (Call 09/01/42)	62	56,894
4.45%, 03/15/44 (Call 09/15/43)	45	44,309
4.50%, 12/01/45 (Call 06/01/45)	60	59,612
4.63%, 12/01/54 (Call 06/01/54)	75	72,778
07-A, 6.30%, 08/15/37	20	24,143
Series 08-B, 6.75%, 04/01/38	79	99,885
Delmarva Power & Light Co., 3.50%, 11/15/23 (Call 08/15/23)	30	29,781
DTE Electric Co., 3.70%, 03/15/45 (Call 09/15/44)	50	44,791
Duke Energy Carolinas LLC 2.50%, 03/15/23 (Call 01/15/23)	109	104,638
2.95%, 12/01/26 (Call 09/01/26)	25	23,570
3.70%, 12/01/47 (Call 06/01/47)	30	26,315
3.88%, 03/15/46 (Call 09/15/45)	50	45,488
4.00%, 09/30/42 (Call 03/30/42)	75	70,030
4.25%, 12/15/41 (Call 06/15/41)	50	48,499
5.30%, 02/15/40	88	97,255
6.00%, 01/15/38	70	83,033
6.05%, 04/15/38	25	29,944
6.10%, 06/01/37	25	29,474
Duke Energy Florida LLC 3.20%, 01/15/27 (Call 10/15/26)	100	95,071
3.40%, 10/01/46 (Call 04/01/46)	125	104,800
6.40%, 06/15/38	95	117,299
Duke Energy Indiana LLC, 3.75%, 05/15/46 (Call 11/15/45)	25	22,104
Duke Energy Progress LLC 2.80%, 05/15/22 (Call 02/15/22)	40	39,097
3.00%, 09/15/21 (Call 06/15/21)	100	99,027
3.60%, 09/15/47 (Call 03/15/47)	10	8,605
4.15%, 12/01/44 (Call 06/01/44)	75	70,924
4.20%, 08/15/45 (Call 02/15/45)	70	66,500
Entergy Arkansas Inc., 3.50%, 04/01/26 (Call 01/01/26)	4	3,895
Florida Power & Light Co. 2.75%, 06/01/23 (Call 12/01/22)	24	23,318
3.13%, 12/01/25 (Call 06/01/25)	150	144,712
3.70%, 12/01/47 (Call 06/01/47)	40	35,809
3.95%, 03/01/48 (Call 09/01/47)	25	23,329
4.05%, 06/01/42 (Call 12/01/41)	100	95,889
4.05%, 10/01/44 (Call 04/01/44)	75	71,626

18	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® Aaa - A Rated Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
4.13%, 02/01/42 (Call 08/01/41)	$30	$29,119
4.13%, 06/01/48 (Call 12/01/47)	75	72,137
Georgia Power Co. 4.30%, 03/15/42	144	131,527
Series 10-C, 4.75%, 09/01/40	24	23,352
Kentucky Utilities Co. 3.25%, 11/01/20 (Call 08/01/20)	137	137,167
5.13%, 11/01/40 (Call 05/01/40)	59	64,650
MidAmerican Energy Co., 3.50%, 10/15/24 (Call 07/15/24)	200	198,960
Northern States Power Co./MN, 3.60%, 09/15/47 (Call 03/15/47)	85	74,882
NSTAR Electric Co., 3.20%, 05/15/27 (Call 02/15/27)	75	71,049
Oncor Electric Delivery Co. LLC 3.75%, 04/01/45 (Call 10/01/44)	50	45,875
5.30%, 06/01/42 (Call 12/01/41)	70	78,174
7.00%, 09/01/22	20	22,497
7.00%, 05/01/32	25	31,975
PacifiCorp 4.13%, 01/15/49 (Call 07/15/48)(a)	100	94,817
6.00%, 01/15/39	125	150,422
6.25%, 10/15/37	75	91,188
PECO Energy Co., 3.90%, 03/01/48 (Call 09/01/47)	225	206,503
Public Service Co. of Colorado, 3.60%, 09/15/42 (Call 03/15/42)	29	25,807
Public Service Electric & Gas Co. 2.38%, 05/15/23 (Call 02/15/23)	44	41,959
3.80%, 03/01/46 (Call 09/01/45)	11	10,071
San Diego Gas & Electric Co. 2.50%, 05/15/26 (Call 02/15/26)	60	54,698
4.50%, 08/15/40	80	79,901
Southern California Edison Co. 3.88%, 06/01/21 (Call 03/01/21)	79	79,576
4.00%, 04/01/47 (Call 10/01/46)	50	45,289
4.65%, 10/01/43 (Call 04/01/43)	80	80,270
5.50%, 03/15/40	149	163,945
6.05%, 03/15/39	25	29,084
Series 08-A, 5.95%, 02/01/38	62	70,997
Series C, 3.50%, 10/01/23 (Call 07/01/23)	25	24,736
Virginia Electric & Power Co. 4.45%, 02/15/44 (Call 08/15/43)	118	115,737
8.88%, 11/15/38	81	121,650
Series A, 3.15%, 01/15/26 (Call 10/15/25)	135	129,453
Series A, 3.50%, 03/15/27 (Call 12/15/26)	50	48,365
Series A, 6.00%, 05/15/37	25	29,232
Series C, 4.00%, 11/15/46 (Call 05/15/46)(a)	100	91,681
Westar Energy Inc., 4.13%, 03/01/42 (Call 09/01/41)	24	23,112

		6,106,272
Electrical Components & Equipment — 0.1%
Emerson Electric Co. 2.63%, 12/01/21 (Call 11/01/21)	82	80,391
2.63%, 02/15/23 (Call 11/15/22)(a)	57	54,858

		135,249
Electronics — 0.2%
Honeywell International Inc. 1.85%, 11/01/21 (Call 10/01/21)	25	23,972
2.50%, 11/01/26 (Call 08/01/26)	133	121,814
4.25%, 03/01/21	100	102,290

		248,076

Security	Par (000)	Value

Food — 0.0%
Hershey Co. (The), 2.30%, 08/15/26 (Call 05/15/26)	$50	$44,682

Forest Products & Paper — 0.2%
Georgia-Pacific LLC 7.75%, 11/15/29	106	137,995
8.00%, 01/15/24	125	148,538

		286,533

Gas — 0.3%
Atmos Energy Corp. 3.00%, 06/15/27 (Call 03/15/27)(a)	15	14,015
4.13%, 10/15/44 (Call 04/15/44)	80	75,757
4.15%, 01/15/43 (Call 07/15/42)	90	85,338
Dominion Energy Gas Holdings LLC, 4.60%, 12/15/44 (Call 06/15/44)	25	23,885
ONE Gas Inc., 4.66%, 02/01/44 (Call 08/01/43)	60	61,346
Southern California Gas Co. 3.15%, 09/15/24 (Call 06/15/24)	50	48,518
Series TT, 2.60%, 06/15/26 (Call 03/15/26)(a)	115	105,746

		414,605

Hand & Machine Tools — 0.0%
Stanley Black & Decker Inc., 2.90%, 11/01/22	70	68,266

Health Care - Products — 1.0%
Covidien International Finance SA, 4.20%, 06/15/20	75	76,117
Danaher Corp. 3.35%, 09/15/25 (Call 06/15/25)(a)	245	238,370
4.38%, 09/15/45 (Call 03/15/45)	25	24,359
Medtronic Global Holdings SCA, 3.35%, 04/01/27 (Call 01/01/27)	120	115,058
Medtronic Inc. 2.50%, 03/15/20	150	148,626
2.75%, 04/01/23 (Call 01/01/23)	50	48,359
3.15%, 03/15/22	65	64,256
3.50%, 03/15/25	350	342,538
4.13%, 03/15/21 (Call 12/15/20)	14	14,214
4.38%, 03/15/35	250	248,765
4.63%, 03/15/44 (Call 09/15/43)	140	140,312
4.63%, 03/15/45	95	96,033
5.55%, 03/15/40	90	101,335

		1,658,342
Health Care - Services — 2.0%
Aetna Inc. 2.75%, 11/15/22 (Call 08/15/22)	147	140,986
2.80%, 06/15/23 (Call 04/15/23)	15	14,305
3.88%, 08/15/47 (Call 02/15/47)	100	84,714
4.13%, 06/01/21 (Call 03/01/21)	92	93,256
4.13%, 11/15/42 (Call 05/15/42)	100	89,111
6.63%, 06/15/36	50	59,400
6.75%, 12/15/37	90	108,993
Ascension Health, 3.95%, 11/15/46	90	83,782
Coventry Health Care Inc., 5.45%, 06/15/21 (Call 03/15/21)	34	35,414
Duke University Health System Inc., Series 2017, 3.92%, 06/01/47 (Call 12/01/46)	25	23,362
Howard Hughes Medical Institute, 3.50%, 09/01/23	107	107,473
Kaiser Foundation Hospitals 3.15%, 05/01/27 (Call 02/01/27)(a)	50	47,242
4.15%, 05/01/47 (Call 11/01/46)	175	166,142
4.88%, 04/01/42	45	47,999
New York and Presbyterian Hospital (The), 4.02%, 08/01/45	40	37,567

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) October 31, 2018	iShares® Aaa - A Rated Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care - Services (continued)
Northwell Healthcare Inc. 3.98%, 11/01/46 (Call 11/01/45)	$25	$21,952
4.26%, 11/01/47 (Call 11/01/46)	50	45,403
UnitedHealth Group Inc. 2.13%, 03/15/21	100	97,386
2.70%, 07/15/20	162	160,709
2.88%, 03/15/23	4	3,884
3.10%, 03/15/26	105	99,441
3.38%, 11/15/21 (Call 08/15/21)	100	99,978
3.38%, 04/15/27	75	71,927
3.45%, 01/15/27	150	144,777
3.75%, 07/15/25	200	198,330
3.75%, 10/15/47 (Call 04/15/47)	100	87,964
3.95%, 10/15/42 (Call 04/15/42)	50	45,253
4.20%, 01/15/47 (Call 07/15/46)	25	23,627
4.25%, 03/15/43 (Call 09/15/42)	20	19,099
4.38%, 03/15/42 (Call 09/15/41)	50	48,468
4.63%, 07/15/35	100	102,694
4.63%, 11/15/41 (Call 05/15/41)	100	100,560
4.75%, 07/15/45	225	228,951
5.80%, 03/15/36	175	200,616
6.50%, 06/15/37	50	61,888
6.88%, 02/15/38	95	122,941

		3,125,594
Household Products & Wares — 0.0%
Kimberly-Clark Corp. 3.20%, 07/30/46 (Call 01/30/46)(a)	45	36,792
6.63%, 08/01/37(a)	29	36,863

		73,655
Insurance — 2.8%
Aflac Inc., 3.63%, 11/15/24	152	149,969
Allstate Corp. (The) 3.15%, 06/15/23	57	55,876
3.28%, 12/15/26 (Call 09/15/26)(a)	100	95,230
4.50%, 06/15/43	174	172,145
Berkshire Hathaway Finance Corp. 2.90%, 10/15/20	45	44,840
3.00%, 05/15/22	81	80,082
4.30%, 05/15/43	73	70,963
4.40%, 05/15/42	225	222,050
5.75%, 01/15/40	12	13,875
Berkshire Hathaway Inc. 2.20%, 03/15/21 (Call 02/15/21)	115	112,623
2.75%, 03/15/23 (Call 01/15/23)	50	48,529
3.00%, 02/11/23	95	93,496
3.13%, 03/15/26 (Call 12/15/25)	25	23,781
4.50%, 02/11/43	125	125,360
Chubb Corp. (The), 6.00%, 05/11/37	124	146,412
Chubb INA Holdings Inc. 2.88%, 11/03/22 (Call 09/03/22)(a)	200	195,180
3.15%, 03/15/25	57	54,727
3.35%, 05/15/24	45	44,164
3.35%, 05/03/26 (Call 02/03/26)	50	48,077
4.35%, 11/03/45 (Call 05/03/45)	25	24,608
Loews Corp. 2.63%, 05/15/23 (Call 02/15/23)	167	159,647
4.13%, 05/15/43 (Call 11/15/42)	120	108,275

Security	Par (000)	Value

Insurance (continued)
Manulife Financial Corp. 4.15%, 03/04/26	$170	$168,359
5.38%, 03/04/46	25	26,639
Marsh & McLennan Companies Inc. 2.35%, 03/06/20 (Call 02/06/20)	57	56,200
2.75%, 01/30/22 (Call 12/30/21)	3	2,914
3.50%, 03/10/25 (Call 12/10/24)	125	120,568
3.75%, 03/14/26 (Call 12/14/25)	100	97,402
4.80%, 07/15/21 (Call 04/15/21)(a)	11	11,293
MetLife Inc. 3.00%, 03/01/25	50	47,411
3.60%, 04/10/24	165	164,180
3.60%, 11/13/25 (Call 08/13/25)	32	31,268
4.05%, 03/01/45	93	83,135
4.13%, 08/13/42	61	55,270
4.60%, 05/13/46 (Call 11/13/45)	20	19,442
4.88%, 11/13/43	75	75,797
5.70%, 06/15/35	175	194,304
6.38%, 06/15/34	75	88,617
6.50%, 12/15/32(a)	15	18,252
Series D, 4.37%, 09/15/23	112	115,444
Progressive Corp. (The), 2.45%, 01/15/27(a)	200	179,354
Prudential Financial Inc. 3.50%, 05/15/24	50	49,614
3.88%, 03/27/28 (Call 12/27/27)	100	98,337
3.91%, 12/07/47 (Call 06/07/47)	130	112,809
3.94%, 12/07/49 (Call 06/07/49)(a)	68	58,697
4.60%, 05/15/44	75	72,802
5.70%, 12/14/36	50	55,213
Travelers Companies Inc. (The) 3.75%, 05/15/46 (Call 11/15/45)	125	110,933
4.60%, 08/01/43	40	40,566
5.35%, 11/01/40	81	89,933
6.25%, 06/15/37	70	84,859
Travelers Property Casualty Corp., 6.38%, 03/15/33	34	41,504

		4,461,025
Internet — 2.1%
Alibaba Group Holding Ltd. 2.50%, 11/28/19 (Call 10/28/19)	200	198,790
2.80%, 06/06/23 (Call 05/06/23)	215	205,794
3.60%, 11/28/24 (Call 08/28/24)(a)	200	194,762
4.20%, 12/06/47 (Call 06/06/47)	200	173,150
4.50%, 11/28/34 (Call 05/28/34)	200	191,024
Alphabet Inc. 2.00%, 08/15/26 (Call 05/15/26)	155	137,561
3.38%, 02/25/24	77	76,792
3.63%, 05/19/21	165	167,000
Amazon.com Inc. 1.90%, 08/21/20	100	97,868
2.40%, 02/22/23 (Call 01/22/23)	275	262,674
2.80%, 08/22/24 (Call 06/22/24)	250	238,560
3.15%, 08/22/27 (Call 05/22/27)	125	117,560
3.88%, 08/22/37 (Call 02/22/37)	300	282,150
4.05%, 08/22/47 (Call 02/22/47)	250	233,200
4.25%, 08/22/57 (Call 02/22/57)	125	117,053
4.80%, 12/05/34 (Call 06/05/34)	50	52,574
4.95%, 12/05/44 (Call 06/05/44)	100	107,183
5.20%, 12/03/25 (Call 09/03/25)	200	216,538

20	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® Aaa - A Rated Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Internet (continued)
Baidu Inc.
3.50%, 11/28/22	$194	$189,858
3.63%, 07/06/27	100	92,042

		3,352,133
Machinery — 1.4%
ABB Finance USA Inc.
2.88%, 05/08/22(a)	122	119,297
4.38%, 05/08/42	137	133,459
Caterpillar Financial Services Corp.
2.40%, 06/06/22	25	24,129
2.55%, 11/29/22	60	57,836
2.85%, 06/01/22	45	44,125
2.95%, 05/15/20	100	99,655
3.75%, 11/24/23	35	35,331
Caterpillar Inc.
2.60%, 06/26/22 (Call 03/26/22)	100	97,057
3.40%, 05/15/24 (Call 02/15/24)	95	94,230
3.80%, 08/15/42	175	159,243
3.90%, 05/27/21	175	177,224
4.75%, 05/15/64 (Call 11/15/63)	50	49,441
5.20%, 05/27/41	95	103,867
Cummins Inc., 3.65%, 10/01/23 (Call 07/01/23)	67	67,501
Deere &Co.
2.60%, 06/08/22 (Call 03/08/22)	226	219,765
3.90%, 06/09/42 (Call 12/09/41)	114	107,956
5.38%, 10/16/29	75	83,808
John Deere Capital Corp.
1.95%, 06/22/20	125	122,730
2.05%, 03/10/20	34	33,483
2.15%, 09/08/22	50	47,600
2.65%, 01/06/22	25	24,459
2.65%, 06/10/26	25	23,079
2.80%, 03/04/21	38	37,585
3.35%, 06/12/24	50	49,235
3.90%, 07/12/21	140	142,369

		2,154,464
Manufacturing — 1.9%
3M Co.
2.00%, 06/26/22	50	47,715
2.25%, 03/15/23 (Call 02/15/23)	100	95,707
2.25%, 09/19/26 (Call 06/19/26)	25	22,452
2.88%, 10/15/27 (Call 07/15/27)	50	46,719
3.00%, 08/07/25	282	271,394
3.63%, 10/15/47 (Call 04/15/47)	25	22,183
General Electric Co.
2.20%, 01/09/20 (Call 12/09/19)	150	147,316
2.70%, 10/09/22	225	212,641
3.10%, 01/09/23	125	119,794
4.13%, 10/09/42	120	97,804
4.50%, 03/11/44	202	174,518
4.63%, 01/07/21	175	177,882
4.65%, 10/17/21	75	76,314
5.30%, 02/11/21	135	138,484
5.50%, 01/08/20	75	76,685
5.55%, 05/04/20	125	128,320
5.88%, 01/14/38	300	304,107
6.15%, 08/07/37	25	26,050
6.88%, 01/10/39	150	170,370
Series A, 6.75%, 03/15/32	40	45,307

Security	Par (000)	Value

Manufacturing (continued)
Illinois Tool Works Inc.
2.65%, 11/15/26 (Call 08/15/26)	$225	$205,708
3.50%, 03/01/24 (Call 12/01/23)	107	106,729
Parker-Hannifin Corp.
3.25%, 03/01/27 (Call 12/01/26)(a)	50	47,262
3.30%, 11/21/24 (Call 08/21/24)	72	70,342
4.10%, 03/01/47 (Call 09/01/46)	25	23,499
4.20%, 11/21/34 (Call 05/21/34)	50	48,733
4.45%, 11/21/44 (Call 05/21/44)	100	98,560

		3,002,595
Media — 3.5%
Comcast Corp.
2.35%, 01/15/27 (Call 10/15/26)	50	43,705
2.85%, 01/15/23	101	97,787
3.00%, 02/01/24 (Call 01/01/24)	25	24,085
3.13%, 07/15/22	250	246,172
3.15%, 03/01/26 (Call 12/01/25)	125	117,048
3.15%, 02/15/28 (Call 11/15/27)	50	45,889
3.20%, 07/15/36 (Call 01/15/36)	153	125,223
3.30%, 10/01/20	250	249,872
3.30%, 02/01/27 (Call 11/01/26)	350	327,439
3.38%, 02/15/25 (Call 11/15/24)	25	24,186
3.38%, 08/15/25 (Call 05/15/25)(a)	185	177,803
3.40%, 07/15/46 (Call 01/15/46)	113	89,583
3.60%, 03/01/24	90	89,122
3.95%, 10/15/25 (Call 08/15/25)	250	249,482
3.97%, 11/01/47 (Call 05/01/47)	129	111,873
4.00%, 08/15/47 (Call 02/15/47)	20	17,393
4.00%, 03/01/48 (Call 09/01/47)	75	65,513
4.00%, 11/01/49 (Call 05/01/49)	176	151,555
4.05%, 11/01/52 (Call 05/01/52)	109	92,894
4.15%, 10/15/28 (Call 07/15/28)	250	247,932
4.20%, 08/15/34 (Call 02/15/34)	55	51,643
4.25%, 01/15/33	175	168,518
4.40%, 08/15/35 (Call 02/15/35)	125	119,194
4.50%, 01/15/43	110	103,230
4.60%, 10/15/38 (Call 04/15/38)	250	244,137
4.60%, 08/15/45 (Call 02/15/45)	150	143,169
4.65%, 07/15/42	125	119,029
4.75%, 03/01/44	82	80,000
4.95%, 10/15/58 (Call 04/15/58)	200	195,518
5.65%, 06/15/35	75	81,605
6.40%, 05/15/38	35	41,195
6.50%, 11/15/35	25	29,496
6.95%, 08/15/37	50	61,362
7.05%, 03/15/33	25	30,920
NBCUniversal Media LLC
2.88%, 01/15/23	57	55,257
4.38%, 04/01/21	150	153,137
4.45%, 01/15/43	95	88,448
5.15%, 04/30/20	145	148,912
5.95%, 04/01/41	25	27,847
Walt Disney Co. (The)
1.85%, 07/30/26	214	186,015
1.95%, 03/04/20	100	98,593
2.15%, 09/17/20	100	98,169
2.30%, 02/12/21	25	24,496
2.35%, 12/01/22	89	85,194
2.95%, 06/15/27(a)	100	93,944
3.00%, 02/13/26	200	190,342

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) October 31, 2018	iShares® Aaa - A Rated Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Media (continued)
3.00%, 07/30/46	$95	$74,912
3.70%, 12/01/42	25	22,244
4.13%, 06/01/44(a)	25	23,778
Series E, 4.13%, 12/01/41	89	85,042

		5,519,902
Metal Fabricate & Hardware — 0.1%
Precision Castparts Corp.
2.50%, 01/15/23 (Call 10/15/22)	92	88,362
3.25%, 06/15/25 (Call 03/15/25)	107	103,173
3.90%, 01/15/43 (Call 07/15/42)	7	6,427

		197,962
Mining — 0.5%
BHP Billiton Finance USA Ltd.
2.88%, 02/24/22	111	109,256
5.00%, 09/30/43	250	267,180
Rio Tinto Finance USA Ltd.
3.75%, 06/15/25 (Call 03/15/25)	35	34,696
5.20%, 11/02/40	75	80,899
7.13%, 07/15/28	97	119,382
Rio Tinto Finance USA PLC
4.13%, 08/21/42 (Call 02/21/42)(a)	110	103,650
4.75%, 03/22/42 (Call 09/22/41)	25	25,669

		740,732
Oil & Gas — 5.2%
BP Capital Markets PLC
2.50%, 11/06/22	150	143,853
2.52%, 01/15/20	200	198,634
2.75%, 05/10/23	100	96,303
3.02%, 01/16/27 (Call 10/16/26)	141	130,559
3.12%, 05/04/26 (Call 02/04/26)	105	98,703
3.22%, 11/28/23 (Call 09/28/23)	185	180,236
3.22%, 04/14/24 (Call 02/14/24)	100	97,410
3.28%, 09/19/27 (Call 06/19/27)	175	164,565
3.51%, 03/17/25	200	195,460
3.56%, 11/01/21	250	251,040
3.59%, 04/14/27 (Call 01/14/27)	100	96,342
3.72%, 11/28/28 (Call 08/28/28)(a)	75	72,790
3.81%, 02/10/24	45	45,104
4.50%, 10/01/20	72	73,603
4.74%, 03/11/21(a)	12	12,361
Chevron Corp.
1.96%, 03/03/20 (Call 02/03/20)	295	290,743
2.10%, 05/16/21 (Call 04/15/21)	315	305,865
2.36%, 12/05/22 (Call 09/05/22)	25	24,001
2.90%, 03/03/24 (Call 01/03/24)	120	115,867
2.95%, 05/16/26 (Call 02/16/26)	175	164,514
3.33%, 11/17/25 (Call 08/17/25)	200	194,132
Conoco Funding Co., 7.25%, 10/15/31	89	112,364
ConocoPhillips
5.90%, 10/15/32	100	115,608
5.90%, 05/15/38	25	29,143
6.50%, 02/01/39	210	262,536
ConocoPhillips Co.
4.15%, 11/15/34 (Call 05/15/34)	7	6,712
4.95%, 03/15/26 (Call 12/15/25)(a)	225	238,662
5.95%, 03/15/46 (Call 09/15/45)	50	60,653
Exxon Mobil Corp.
1.91%, 03/06/20 (Call 02/06/20)	103	101,588
2.22%, 03/01/21 (Call 02/01/21)	250	244,590

Security	Par (000)	Value

Oil & Gas (continued)
2.71%, 03/06/25 (Call 12/06/24)	$265	$250,133
2.73%, 03/01/23 (Call 01/01/23)	125	121,472
3.18%, 03/15/24 (Call 12/15/23)	101	99,365
3.57%, 03/06/45 (Call 09/06/44)	75	66,548
4.11%, 03/01/46 (Call 09/01/45)	125	120,660
Occidental Petroleum Corp.
2.70%, 02/15/23 (Call 11/15/22)	113	108,558
3.13%, 02/15/22 (Call 11/15/21)	100	98,844
3.40%, 04/15/26 (Call 01/15/26)	155	149,978
4.10%, 02/15/47 (Call 08/15/46)	90	82,741
4.40%, 04/15/46 (Call 10/15/45)	100	96,680
4.63%, 06/15/45 (Call 12/15/44)	90	89,649
Series 1, 4.10%, 02/01/21 (Call 11/01/20)	50	50,810
Shell International Finance BV
1.75%, 09/12/21	175	167,727
1.88%, 05/10/21	225	217,564
2.13%, 05/11/20	200	197,124
2.25%, 11/10/20(a)	120	117,845
2.25%, 01/06/23	125	118,942
2.38%, 08/21/22	50	48,260
2.88%, 05/10/26(a)	125	116,841
3.25%, 05/11/25	100	96,515
3.40%, 08/12/23	100	99,579
3.63%, 08/21/42	20	17,559
3.75%, 09/12/46	105	93,084
4.00%, 05/10/46	300	277,092
4.13%, 05/11/35	100	97,200
4.38%, 03/25/20	50	50,881
4.38%, 05/11/45	100	97,991
4.55%, 08/12/43	132	132,805
6.38%, 12/15/38	190	235,847
Total Capital Canada Ltd., 2.75%, 07/15/23	101	97,419
Total Capital International SA
2.70%, 01/25/23	175	169,018
2.88%, 02/17/22	4	3,927
3.70%, 01/15/24	78	78,140
3.75%, 04/10/24	100	100,332
Total Capital SA
4.25%, 12/15/21	2	2,050
4.45%, 06/24/20	200	203,678

		8,296,799
Oil & Gas Services — 0.2%
Baker Hughes a GE Co. LLC
3.20%, 08/15/21 (Call 05/15/21)	50	49,672
5.13%, 09/15/40	35	34,667
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor Inc.,
4.08%, 12/15/47 (Call 06/15/47)	225	187,814
Schlumberger Investment SA, 3.65%, 12/01/23 (Call 09/01/23)	120	120,088

		392,241
Pharmaceuticals — 4.6%
AmerisourceBergen Corp.
3.25%, 03/01/25 (Call 12/01/24)	75	70,781
4.30%, 12/15/47 (Call 06/15/47)	150	130,167
Bristol-Myers Squibb Co.
3.25%, 02/27/27	65	62,402
3.25%, 08/01/42	70	58,489
4.50%, 03/01/44 (Call 09/01/43)(a)	99	100,447

22	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® Aaa - A Rated Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pharmaceuticals (continued)
Eli Lilly & Co.
3.70%, 03/01/45 (Call 09/01/44)	$182	$165,028
5.55%, 03/15/37(a)	18	20,618
GlaxoSmithKline Capital Inc.
2.80%, 03/18/23	200	193,508
3.38%, 05/15/23	100	98,989
3.63%, 05/15/25	100	99,049
3.88%, 05/15/28	100	99,825
4.20%, 03/18/43(a)	50	48,632
5.38%, 04/15/34	50	55,592
6.38%, 05/15/38	165	205,404
GlaxoSmithKline Capital PLC
2.85%, 05/08/22	145	141,636
3.13%, 05/14/21	50	49,730
Johnson & Johnson
2.05%, 03/01/23 (Call 01/01/23)	200	190,686
2.25%, 03/03/22 (Call 02/03/22)	50	48,575
2.45%, 03/01/26 (Call 12/01/25)	125	115,314
2.63%, 01/15/25 (Call 11/15/24)	40	38,012
2.90%, 01/15/28 (Call 10/15/27)	150	140,022
2.95%, 03/03/27 (Call 12/03/26)	75	70,989
3.38%, 12/05/23	50	50,335
3.40%, 01/15/38 (Call 07/15/37)(a)	75	67,223
3.55%, 03/01/36 (Call 09/01/35)	100	92,330
3.63%, 03/03/37 (Call 09/03/36)(a)	150	138,990
3.70%, 03/01/46 (Call 09/01/45)	130	118,005
3.75%, 03/03/47 (Call 09/03/46)	65	59,318
4.38%, 12/05/33 (Call 06/05/33)(a)	72	75,415
4.50%, 09/01/40	110	113,071
4.50%, 12/05/43 (Call 06/05/43)	25	25,631
5.95%, 08/15/37	142	172,020
Mead Johnson Nutrition Co., 4.13%, 11/15/25 (Call 08/15/25) .	125	125,169
Merck & Co. Inc.
2.40%, 09/15/22 (Call 06/15/22)	145	139,747
2.75%, 02/10/25 (Call 11/10/24)	290	274,897
3.60%, 09/15/42 (Call 03/15/42)	75	67,661
3.70%, 02/10/45 (Call 08/10/44)	125	113,356
3.88%, 01/15/21 (Call 10/15/20)	250	253,617
Novartis Capital Corp.
1.80%, 02/14/20	150	147,724
2.40%, 05/17/22 (Call 04/17/22)	125	120,745
2.40%, 09/21/22	164	157,929
3.00%, 11/20/25 (Call 08/20/25)	100	94,957
3.10%, 05/17/27 (Call 02/17/27)	105	99,657
3.40%, 05/06/24	104	103,078
3.70%, 09/21/42	73	67,194
4.00%, 11/20/45 (Call 05/20/45)	65	61,911
4.40%, 05/06/44	145	146,973
Pfizer Inc.
1.70%, 12/15/19	185	182,599
2.75%, 06/03/26	50	46,628
3.00%, 09/15/21(a)	100	99,671
3.00%, 06/15/23	192	188,488
3.00%, 12/15/26(a)	75	70,997
3.40%, 05/15/24	225	223,393
4.13%, 12/15/46(a)	75	71,438
4.20%, 09/15/48 (Call 03/15/48)	150	143,934
4.40%, 05/15/44	175	172,657
7.20%, 03/15/39	197	264,910
Pharmacia LLC, 6.60%, 12/01/28	100	119,603

Security	Par (000)	Value

Pharmaceuticals (continued)
Sanofi, 4.00%, 03/29/21	$375	$380,632
Wyeth LLC
5.95%, 04/01/37	150	175,993
6.00%, 02/15/36	25	29,485

		7,261,276
Pipelines — 0.6%
TransCanada PipeLines Ltd.
2.50%, 08/01/22	82	78,372
3.80%, 10/01/20	102	102,756
4.63%, 03/01/34 (Call 12/01/33)	225	215,746
4.75%, 05/15/38 (Call 11/15/37)	100	97,662
4.88%, 01/15/26 (Call 10/15/25)	100	102,952
5.00%, 10/16/43 (Call 04/16/43)	13	12,709
5.10%, 03/15/49 (Call 09/15/48)	50	49,932
5.85%, 03/15/36	20	21,583
6.10%, 06/01/40	112	124,581
6.20%, 10/15/37	125	139,512
7.25%, 08/15/38	25	30,703
7.63%, 01/15/39	45	57,612

		1,034,120
Real Estate Investment Trusts — 1.2%
ERP Operating LP
4.50%, 07/01/44 (Call 01/01/44)	100	97,953
4.63%, 12/15/21 (Call 09/15/21)	112	115,420
Federal Realty Investment Trust, 4.50%, 12/01/44 (Call 06/01/44)	50	48,141
Prologis LP
3.75%, 11/01/25 (Call 08/01/25)	100	99,093
4.25%, 08/15/23 (Call 05/15/23)(a)	175	179,795
Public Storage
2.37%, 09/15/22 (Call 08/15/22)	75	71,813
3.09%, 09/15/27 (Call 06/15/27)	50	46,315
Realty Income Corp.
3.25%, 10/15/22 (Call 07/15/22)(a)	200	196,658
3.65%, 01/15/28 (Call 10/15/27)	150	142,836
Simon Property Group LP
2.50%, 07/15/21 (Call 04/15/21)(a)	125	121,980
2.63%, 06/15/22 (Call 03/15/22)	50	48,342
2.75%, 02/01/23 (Call 11/01/22)	85	81,927
3.25%, 11/30/26 (Call 08/30/26)	41	38,609
3.30%, 01/15/26 (Call 10/15/25)	125	118,816
3.38%, 03/15/22 (Call 12/15/21)	100	99,299
3.38%, 10/01/24 (Call 07/01/24)	25	24,329
3.38%, 06/15/27 (Call 03/15/27)	100	94,623
3.50%, 09/01/25 (Call 06/01/25)	100	96,781
3.75%, 02/01/24 (Call 11/01/23)	65	64,857
4.25%, 11/30/46 (Call 05/30/46)(a)	25	23,443
4.75%, 03/15/42 (Call 09/15/41)	14	14,153
6.75%, 02/01/40 (Call 11/01/39)	110	138,513

		1,963,696
Retail — 3.7%
Costco Wholesale Corp.
1.70%, 12/15/19	37	36,532
1.75%, 02/15/20	57	56,081
2.15%, 05/18/21 (Call 04/18/21)(a)	176	171,720
2.30%, 05/18/22 (Call 04/18/22)	152	146,916
3.00%, 05/18/27 (Call 02/18/27)(a)	145	136,268

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) October 31, 2018	iShares® Aaa - A Rated Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Retail (continued)
Home Depot Inc. (The)
2.63%, 06/01/22 (Call 05/01/22)	$325	$317,145
2.70%, 04/01/23 (Call 01/01/23)	150	145,345
2.80%, 09/14/27 (Call 06/14/27)	225	207,661
3.50%, 09/15/56 (Call 03/15/56)	50	40,484
3.75%, 02/15/24 (Call 11/15/23)	90	91,021
3.90%, 06/15/47 (Call 12/15/46)	65	58,923
4.20%, 04/01/43 (Call 10/01/42)	79	75,524
4.25%, 04/01/46 (Call 10/01/45)	100	96,082
4.40%, 03/15/45 (Call 09/15/44)	155	152,070
4.88%, 02/15/44 (Call 08/15/43)	37	38,822
5.40%, 09/15/40 (Call 03/15/40)	50	55,757
5.88%, 12/16/36	205	240,067
Lowe’s Companies Inc.
2.50%, 04/15/26 (Call 01/15/26)	100	90,811
3.10%, 05/03/27 (Call 02/03/27)(a)	150	140,805
3.12%, 04/15/22 (Call 01/15/22)	57	56,469
3.70%, 04/15/46 (Call 10/15/45)(a)	105	90,384
3.80%, 11/15/21 (Call 08/15/21)	18	18,215
3.88%, 09/15/23 (Call 06/15/23)(a)	25	25,349
4.05%, 05/03/47 (Call 11/03/46)	100	90,370
4.38%, 09/15/45 (Call 03/15/45)	65	62,017
4.65%, 04/15/42 (Call 10/15/41)	129	128,254
Target Corp.
2.90%, 01/15/22(a)	40	39,586
3.63%, 04/15/46	100	86,341
3.88%, 07/15/20	300	303,933
3.90%, 11/15/47 (Call 05/15/47)	115	102,976
4.00%, 07/01/42	155	144,091
TJX Companies Inc. (The), 2.25%, 09/15/26 (Call 06/15/26)	140	124,909
Walmart Inc.
2.35%, 12/15/22 (Call 11/15/22)(a)	325	312,224
2.55%, 04/11/23 (Call 01/11/23)	239	230,331
3.13%, 06/23/21	150	149,932
3.30%, 04/22/24 (Call 01/22/24)	89	88,219
3.40%, 06/26/23 (Call 05/26/23)	150	149,544
3.55%, 06/26/25 (Call 04/26/25)	100	99,595
3.63%, 07/08/20(a)	100	101,028
3.63%, 12/15/47 (Call 06/15/47)(a)	155	136,984
3.70%, 06/26/28 (Call 03/26/28)	100	98,430
3.95%, 06/28/38 (Call 12/28/37)	100	95,206
4.00%, 04/11/43 (Call 10/11/42)	80	75,164
4.05%, 06/29/48 (Call 12/29/47)	200	189,614
4.30%, 04/22/44 (Call 10/22/43)	175	172,333
5.25%, 09/01/35	100	111,658
5.63%, 04/15/41	75	87,812
7.55%, 02/15/30	100	131,616

		5,800,618
Semiconductors — 2.1%
Applied Materials Inc.
2.63%, 10/01/20 (Call 09/01/20)	110	108,738
3.30%, 04/01/27 (Call 01/01/27)(a)	75	70,748
3.90%, 10/01/25 (Call 07/01/25)	25	24,908
4.30%, 06/15/21	75	76,754
4.35%, 04/01/47 (Call 10/01/46)(a)	100	94,103
5.10%, 10/01/35 (Call 04/01/35)	35	36,927
5.85%, 06/15/41(a)	34	39,013
Intel Corp.
2.45%, 07/29/20	33	32,650
2.60%, 05/19/26 (Call 02/19/26)	150	138,370

Security	Par (000)	Value

Semiconductors (continued)
2.88%, 05/11/24 (Call 03/11/24)	$295	$284,026
3.10%, 07/29/22	1	992
3.15%, 05/11/27 (Call 02/11/27)	200	191,046
3.30%, 10/01/21	450	450,468
3.70%, 07/29/25 (Call 04/29/25)	125	124,558
3.73%, 12/08/47 (Call 06/08/47)	97	86,288
4.00%, 12/15/32	125	125,849
4.10%, 05/19/46 (Call 11/19/45)	100	94,980
4.10%, 05/11/47 (Call 11/11/46)	125	118,315
4.25%, 12/15/42(a)	50	48,561
QUALCOMM Inc.
2.60%, 01/30/23 (Call 12/30/22)(a)	75	71,771
2.90%, 05/20/24 (Call 03/20/24)	275	260,771
3.00%, 05/20/22	148	145,329
3.25%, 05/20/27 (Call 02/20/27)(a)	275	254,567
3.45%, 05/20/25 (Call 02/20/25)	150	143,911
4.65%, 05/20/35 (Call 11/20/34)	50	49,029
4.80%, 05/20/45 (Call 11/20/44)	108	104,193
Texas Instruments Inc., 4.15%, 05/15/48 (Call 11/15/47)	175	167,489

		3,344,354
Software — 5.2%
Adobe Inc.
3.25%, 02/01/25 (Call 11/01/24)(a)	100	96,650
4.75%, 02/01/20	200	203,910
Microsoft Corp.
1.55%, 08/08/21 (Call 07/08/21)	175	167,575
1.85%, 02/06/20	120	118,447
2.00%, 11/03/20 (Call 10/03/20)	550	538,560
2.00%, 08/08/23 (Call 06/08/23)	170	159,367
2.38%, 02/12/22 (Call 01/12/22)	100	97,204
2.65%, 11/03/22 (Call 09/03/22)	171	166,723
2.70%, 02/12/25 (Call 11/12/24)	94	89,135
2.88%, 02/06/24 (Call 12/06/23)	275	266,676
3.00%, 10/01/20	239	238,990
3.30%, 02/06/27 (Call 11/06/26)(a)	245	237,520
3.45%, 08/08/36 (Call 02/08/36)	100	91,895
3.50%, 02/12/35 (Call 08/12/34)	200	186,164
3.50%, 11/15/42	40	35,806
3.63%, 12/15/23 (Call 09/15/23)	150	151,161
3.70%, 08/08/46 (Call 02/08/46)(a)	400	366,944
3.75%, 02/12/45 (Call 08/12/44)	199	184,509
3.95%, 08/08/56 (Call 02/08/56)	150	139,185
4.00%, 02/12/55 (Call 08/12/54)	150	140,948
4.10%, 02/06/37 (Call 08/06/36)(a)	200	200,160
4.20%, 11/03/35 (Call 05/03/35)	122	123,437
4.45%, 11/03/45 (Call 05/03/45)	250	258,322
4.50%, 10/01/40	65	67,498
4.50%, 02/06/57 (Call 08/06/56)	125	128,799
4.88%, 12/15/43 (Call 06/15/43)	120	131,093
5.20%, 06/01/39	120	135,511
5.30%, 02/08/41	62	71,201
Series 30Y, 4.25%, 02/06/47 (Call 08/06/46)(a)	122	122,676
Oracle Corp.
1.90%, 09/15/21 (Call 08/15/21)	250	240,078
2.50%, 05/15/22 (Call 03/15/22)	185	179,076
2.50%, 10/15/22	275	264,608
2.65%, 07/15/26 (Call 04/15/26)	236	215,510
2.95%, 05/15/25 (Call 02/15/25)	222	210,234
3.25%, 11/15/27 (Call 08/15/27)	272	257,312
3.25%, 05/15/30 (Call 02/15/30)	75	69,836

24	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® Aaa - A Rated Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Software (continued)
3.40%, 07/08/24 (Call 04/08/24)	$95	$93,400
3.63%, 07/15/23(a)	172	172,433
3.80%, 11/15/37 (Call 05/15/37)	50	45,575
3.85%, 07/15/36 (Call 01/15/36)	200	184,818
3.88%, 07/15/20	50	50,612
3.90%, 05/15/35 (Call 11/15/34)	114	106,785
4.00%, 07/15/46 (Call 01/15/46)(a)	150	135,149
4.00%, 11/15/47 (Call 05/15/47)	150	135,035
4.13%, 05/15/45 (Call 11/15/44)	110	101,134
4.30%, 07/08/34 (Call 01/08/34)	172	169,067
4.38%, 05/15/55 (Call 11/15/54)	162	151,523
5.38%, 07/15/40	175	192,773
6.13%, 07/08/39	100	120,043
6.50%, 04/15/38(a)	100	123,623
salesforce.com Inc., 3.70%, 04/11/28 (Call 01/11/28)	150	146,037

		8,280,727
Telecommunications — 1.1%
America Movil SAB de CV
3.13%, 07/16/22	250	244,218
4.38%, 07/16/42	194	178,788
6.38%, 03/01/35	25	28,750
Cisco Systems Inc.
1.85%, 09/20/21 (Call 08/20/21)	150	144,035
2.20%, 02/28/21	25	24,400
2.45%, 06/15/20	100	98,929
2.50%, 09/20/26 (Call 06/20/26)	195	177,834
2.60%, 02/28/23	175	169,260
3.63%, 03/04/24	89	89,451
4.45%, 01/15/20	217	220,654
5.50%, 01/15/40	198	228,452
5.90%, 02/15/39	90	108,396

		1,713,167
Transportation — 1.4%
Burlington Northern Santa Fe LLC
3.00%, 03/15/23 (Call 12/15/22)	125	122,295
3.00%, 04/01/25 (Call 01/01/25)	100	95,898
3.05%, 09/01/22 (Call 06/01/22)	75	74,059
3.40%, 09/01/24 (Call 06/01/24)	70	68,948
3.75%, 04/01/24 (Call 01/01/24)	100	100,261
3.85%, 09/01/23 (Call 06/01/23)	108	109,565
3.90%, 08/01/46 (Call 02/01/46)	50	45,203
4.05%, 06/15/48 (Call 12/15/47)	125	115,465
4.13%, 06/15/47 (Call 12/15/46)	100	93,645
4.15%, 04/01/45 (Call 10/01/44)	35	33,015
4.15%, 12/15/48 (Call 06/15/48)	50	47,158
4.40%, 03/15/42 (Call 09/15/41)(a)	4	3,918
4.45%, 03/15/43 (Call 09/15/42)	50	49,227
4.55%, 09/01/44 (Call 03/01/44)	90	89,790
4.70%, 09/01/45 (Call 03/01/45)	20	20,334
4.90%, 04/01/44 (Call 10/01/43)	20	20,893
5.05%, 03/01/41 (Call 09/01/40)	20	21,124
5.15%, 09/01/43 (Call 03/01/43)	75	80,773

Security	Par/ Shares (000)	Value

Transportation (continued)
5.40%, 06/01/41 (Call 12/01/40)	$25	$27,475
5.75%, 05/01/40 (Call 11/01/39)	20	22,890
6.15%, 05/01/37	25	29,758
Canadian National Railway Co., 3.20%, 08/02/46 (Call 02/02/46)(a)	120	98,746
United Parcel Service Inc.
2.40%, 11/15/26 (Call 08/15/26)	50	45,054
2.45%, 10/01/22	172	165,626
2.50%, 04/01/23 (Call 03/01/23)	150	144,025
2.80%, 11/15/24 (Call 09/15/24)	100	95,232
3.05%, 11/15/27 (Call 08/15/27)	95	89,176
3.13%, 01/15/21	62	61,928
3.40%, 11/15/46 (Call 05/15/46)	45	37,148
3.75%, 11/15/47 (Call 05/15/47)	40	35,018
4.88%, 11/15/40 (Call 05/15/40)	50	51,974
6.20%, 01/15/38	107	129,261

		2,224,882
Water — 0.3%
American Water Capital Corp.
2.95%, 09/01/27 (Call 06/01/27)	125	115,486
3.40%, 03/01/25 (Call 12/01/24)	212	206,596
3.75%, 09/01/47 (Call 03/01/47)	50	43,829
6.59%, 10/15/37	45	55,431

		421,342

Total Corporate Bonds & Notes — 98.6% (Cost: $163,380,816)		156,404,798

Short-Term Investments

Money Market Funds — 9.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.36%(d)(e)(f)	13,181	13,183,680
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.11%(d)(e)	1,950	1,949,583

		15,133,263

Total Short-Term Investments — 9.5% (Cost: $15,131,210)		15,133,263

Total Investments in Securities — 108.1% (Cost: $178,512,026)		171,538,061

Other Assets, Less Liabilities — (8.1)%		(12,916,857)

Net Assets — 100.0%		$158,621,204

(a)	All or a portion of this security is on loan.
(b)	Security is issued at a fixed coupon rate, which converts to a variable rate at a specified date. Reference index and spread are provided if the rate is currently floating.
(c)	Variable or floating rate security. Rate shown is the rate in effect as of period-end.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) October 31, 2018	iShares® Aaa - A Rated Corporate Bond ETF

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Par/Shares Held at 10/31/17 (000)	Par/Shares Purchased (000)		Par/Shares Sold (000)		Par/Shares Held at 10/31/18 (000)	Value at 10/31/18	Income		Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	11,532	1,649	(b)	—		13,181	$13,183,680	$42,727	(c)	$(879)	$860
BlackRock Cash Funds: Treasury, SL Agency Shares	2,595	—		(645	)(b)	1,950	1,949,583	23,120		—	—
PNC Bank N.A.
1.95%, 03/04/19	250	—		(250)		—	—	1,280		(2,547)	1,404
2.00%, 05/19/20	—	250		—		250	245,153	3,304		—	(903)
2.15%, 04/29/21	250	—		—		250	242,345	5,080		—	(6,203)
2.60%, 07/21/20	—	250		—		250	247,013	4,816		—	(3,333)
4.20%, 11/01/25	342	—		(92)		250	251,447	10,754		(1,727)	(19,600)
PNC Financial Services Group Inc. (The)
3.15%, 05/19/27	—	65		—		65	61,040	1,542		—	(1,916)
3.30%, 03/08/22	90	50		—		140	138,656	2,331		—	(3,329)
3.90%, 04/29/24	200	125		(100)		225	223,013	7,792		(2,536)	(11,576)
5.13%, 02/08/20	67	—		—		67	68,543	1,442		—	(988)
6.88%, 05/15/19	19	—		(19)		—	—	155		(201)	65

							$16,610,473	$104,343		$(7,890)	$(45,519)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Corporate Bonds & Notes	$—	$156,404,798	$—	$156,404,798
Money Market Funds	15,133,263	—	—	15,133,263

	$15,133,263	$156,404,798	$—	$171,538,061

See notes to financial statements.

26	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2018	iShares® Convertible Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Convertible Bonds

Aerospace & Defense — 0.7%
Aerojet Rocketdyne Holdings Inc., 2.25%, 12/15/23	$765	$1,125,216
Arconic Inc., 1.63%, 10/15/19	740	745,054

		1,870,270
Agriculture — 0.3%
Vector Group Ltd., 1.75%, 04/15/20(a)	625	641,644

Auto Manufacturers — 3.1%
Navistar International Corp., 4.75%, 04/15/19	715	717,116
Tesla Inc.
0.25%, 03/01/19	2,025	2,158,731
1.25%, 03/01/21	2,750	3,083,492
2.38%, 03/15/22	1,750	2,129,243

		8,088,582
Auto Parts & Equiptment — 0.2%
Meritor Inc., 3.25%, 10/15/37 (Call 10/15/25)	675	619,562

Banks — 0.4%
Bank of America Finance LLC, 0.25%, 05/01/23	500	455,795
Deutsche Bank AG/London, 1.00%, 05/01/23	600	539,502

		995,297
Biotechnology — 7.8%
Acorda Therapeutics Inc., 1.75%, 06/15/21	830	700,802
Aegerion Pharmaceuticals Inc., 2.00%, 08/15/19	550	432,581
Alder Biopharmaceuticals Inc., 2.50%, 02/01/25	700	647,969
AMAG Pharmaceuticals Inc., 3.25%, 06/01/22	725	779,266
Amicus Therapeutics Inc., 3.00%, 12/15/23(b)	390	762,727
BioMarin Pharmaceutical Inc.
0.60%, 08/01/24	1,100	1,144,396
1.50%, 10/15/20	790	931,916
Emergent BioSolutions Inc., 2.88%, 01/15/21	420	404,250
Exact Sciences Corp., 1.00%, 01/15/25	1,825	2,139,447
Illumina Inc.
0.00%, 06/15/19(c)	1,160	1,463,201
0.00%, 08/15/23(b)(c)	1,550	1,616,557
0.50%, 06/15/21	925	1,250,544
Insmed Inc., 1.75%, 01/15/25	1,040	788,330
Intercept Pharmaceuticals Inc., 3.25%, 07/01/23	1,000	930,860
Ionis Pharmaceuticals Inc., 1.00%, 11/15/21	1,400	1,457,022
Ligand Pharmaceuticals Inc., 0.75%, 05/15/23(b)	1,725	1,643,873
Medicines Co. (The)
2.50%, 01/15/22	815	790,216
2.75%, 07/15/23	865	732,248
Novavax Inc., 3.75%, 02/01/23	650	390,618
Radius Health Inc., 3.00%, 09/01/24	675	524,455
Retrophin Inc., 2.50%, 09/15/25	675	651,780

		20,183,058
Building Materials — 0.2%
Cemex SAB de CV, 3.72%, 03/15/20	595	584,933

Commercial Services — 3.7%
Cardtronics Inc., 1.00%, 12/01/20	750	698,565
Chegg Inc., 0.25%, 05/15/23(b)	750	885,615
Euronet Worldwide Inc., 1.50%, 10/01/44 (Call 10/05/20)	790	1,208,534
FTI Consulting Inc., 2.00%, 08/15/23(b)	875	831,154
Huron Consulting Group Inc., 1.25%, 10/01/19	370	361,194
Macquarie Infrastructure Corp.
2.00%, 10/01/23	805	713,874
2.88%, 07/15/19	780	773,565

Security	Par (000)	Value

Commercial Services (continued)
Square Inc.
0.38%, 03/01/22	$625	$2,011,650
0.50%, 05/15/23(b)	1,750	2,094,645

		9,578,796
Computers — 2.3%
Electronics For Imaging Inc., 0.75%, 09/01/19	725	711,530
Lumentum Holdings Inc., 0.25%, 03/15/24	950	1,082,164
Nutanix Inc., 0.00% 01/15/23(b)(c)	1,184	1,303,549
Pure Storage Inc., 0.13%, 04/15/23(b)	1,175	1,205,303
Western Digital Corp., 1.50%, 02/01/24(b)	1,957	1,661,336

		5,963,882
Diversified Financial Services — 1.1%
JPMorgan Chase Financial Co. LLC, 0.25%, 05/01/23(b)	1,000	933,320
LendingTree Inc., 0.63%, 06/01/22	600	702,666
PRA Group Inc.
3.00%, 08/01/20	450	424,251
3.50%, 06/01/23	875	828,415

		2,888,652
Electric — 0.4%
NRG Energy Inc., 2.75%, 06/01/48 (Call 06/01/25)(b)	932	968,245

Electrical Components & Equipment — 0.5%
SunPower Corp.
0.88%, 06/01/21	890	714,644
4.00%, 01/15/23	725	608,427

		1,323,071
Electronics — 1.1%
II VI Inc., 0.25%, 09/01/22	899	924,028
OSI Systems Inc., 1.25%, 09/01/22	805	732,639
Vishay Intertechnology Inc., 2.25%, 06/15/25(b)	1,318	1,185,251

		2,841,918
Energy - Alternate Sources — 0.6%
NextEra Energy Partners LP, 1.50%, 09/15/20(b)	425	425,744
Tesla Energy Operations Inc./DE, 1.63%, 11/01/19	1,065	1,001,835

		1,427,579
Engineering & Construction — 0.4%
Dycom Industries Inc., 0.75%, 09/15/21	1,015	1,027,089

Entertainment — 0.4%
Live Nation Entertainment Inc., 2.50%, 03/15/23(b)	925	988,390

Health Care - Products — 2.2%
Insulet Corp.
1.25%, 09/15/21	530	821,940
1.38%, 11/15/24(b)	1,083	1,224,851
NuVasive Inc., 2.25%, 03/15/21	1,300	1,449,682
Wright Medical Group Inc., 1.63%, 06/15/23(b)	1,100	1,112,760
Wright Medical Group NV, 2.25%, 11/15/21	850	1,161,500

		5,770,733
Health Care - Services — 2.4%
Anthem Inc., 2.75%, 10/15/42	650	2,466,425
Molina Healthcare Inc., 1.13%, 01/15/20	562	1,748,433
Teladoc Health Inc.
1.38%, 05/15/25(b)	410	591,265
3.00%, 12/15/22	800	1,380,144

		6,186,267

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) October 31, 2018	iShares® Convertible Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Holding Companies - Diversified — 1.1%
Ares Capital Corp.
3.75%, 02/01/22	$1,040	$1,052,075
4.38%, 01/15/19	540	540,664
Prospect Capital Corp., 4.75%, 04/15/20	1,315	1,312,672

		2,905,411
Insurance — 0.7%
AXA SA, 7.25%, 05/15/21(b)	1,775	1,817,511

Internet — 14.8%
Altaba Inc., 0.00% 12/01/18(c)	2,000	2,248,240
Booking Holdings Inc.
0.35%, 06/15/20	2,075	3,006,447
0.90%, 09/15/21	1,725	2,005,675
Ctrip.com International Ltd.
1.00%, 07/01/20	1,325	1,257,928
1.25%, 09/15/22	1,850	1,788,524
1.99%, 07/01/25	950	944,899
Etsy Inc., 0.00% 03/01/23(b)(c)	550	732,149
FireEye Inc.
0.88%, 06/01/24(b)	1,071	1,124,186
Series B, 1.63%, 06/01/35 (Call 06/01/22)	950	868,804
IAC FinanceCo Inc., 0.88%, 10/01/22(b)	1,000	1,396,380
Liberty Expedia Holdings Inc., 1.00%, 06/30/47 (Call 07/05/22)(b)	675	672,678
MercadoLibre Inc., 2.00%, 08/15/28(b)	2,050	1,969,189
Okta Inc., 0.25%, 02/15/23(b)	850	1,156,722
Palo Alto Networks Inc., 0.75%, 07/01/23(b)	3,345	3,248,664
RingCentral Inc., 0.00% 03/15/23(b)(c)	950	1,074,193
Twilio Inc., 0.25%, 06/01/23(b)	1,125	1,404,034
Twitter Inc.
0.25%, 09/15/19	1,675	1,619,725
0.25%, 06/15/24(b)	2,625	2,455,031
1.00%, 09/15/21	1,695	1,574,757
Vipshop Holdings Ltd., 1.50%, 03/15/19	1,275	1,242,781
Wayfair Inc., 0.38%, 09/01/22	725	897,296
Weibo Corp., 1.25%, 11/15/22(b)	1,850	1,649,182
Wix.com Ltd., 0.00% 07/01/23(b)(c)	954	936,427
Yandex NV, 1.13%, 12/15/18	525	520,643
Zendesk Inc., 0.25%, 03/15/23(b)	1,118	1,224,322
Zillow Group Inc.
1.50%, 07/01/23	775	700,414
2.00%, 12/01/21	790	836,357

		38,555,647
Iron & Steel — 0.7%
Allegheny Technologies Inc., 4.75%, 07/01/22	525	1,017,056
Cleveland-Cliffs Inc., 1.50%, 01/15/25	575	821,186

		1,838,242
Lodging — 1.6%
Caesars Entertainment Corp., 5.00%, 10/01/24	2,250	3,219,727
Huazhu Group Ltd., 0.38%, 11/01/22	1,015	962,748

		4,182,475
Machinery — 0.2%
Chart Industries Inc., 1.00%, 11/15/24(b)	400	513,464

Media — 4.5%
DISH Network Corp.
2.38%, 03/15/24	1,950	1,645,390
3.38%, 08/15/26	6,025	5,381,108

Security	Par (000)	Value

Media (continued)
Liberty Interactive LLC
1.75%, 09/30/46 (Call 10/05/23)(b)	$550	$612,013
3.50%, 01/15/31 (Call 12/27/18)	100	64,497
Liberty Media Corp.
1.38%, 10/15/23	1,525	1,769,747
2.13%, 03/31/48 (Call 04/07/23)(b)	750	726,750
Liberty Media Corp-Liberty Formula One, 1.00%, 01/30/23	1,425	1,545,498

		11,745,003
Mining — 0.5%
Royal Gold Inc., 2.88%, 06/15/19	925	932,816
SSR Mining Inc., 2.88%, 02/01/33 (Call 02/01/20)	450	444,474

		1,377,290
Oil & Gas — 3.1%
Chesapeake Energy Corp., 5.50%, 09/15/26	2,275	2,129,650
Ensco Jersey Finance Ltd., 3.00%, 01/31/24	1,770	1,620,736
Nabors Industries Inc., 0.75%, 01/15/24	1,100	819,269
Oasis Petroleum Inc., 2.63%, 09/15/23	430	485,947
Transocean Inc., 0.50%, 01/30/23	1,475	1,833,514
Whiting Petroleum Corp., 1.25%, 04/01/20	1,075	1,026,485

		7,915,601
Oil & Gas Services — 0.6%
Weatherford International Ltd., 5.88%, 07/01/21	2,000	1,544,160

Pharmaceuticals — 6.3%
Assertio Therapeutics Inc., 2.50%, 09/01/21	550	423,549
Clovis Oncology Inc.
1.25%, 05/01/25	925	559,181
2.50%, 09/15/21	550	418,589
Dermira Inc., 3.00%, 05/15/22	400	340,772
DexCom Inc., 0.75%, 05/15/22	765	1,111,660
Herbalife Nutrition Ltd.
2.00%, 08/15/19	1,090	1,389,783
2.63%, 03/15/24(b)	1,450	1,534,346
Horizon Pharma Investment Ltd., 2.50%, 03/15/22	900	878,166
Ironwood Pharmaceuticals Inc., 2.25%, 06/15/22	685	723,237
Jazz Investments I Ltd.
1.50%, 08/15/24	1,300	1,288,690
1.88%, 08/15/21	950	1,003,361
Neurocrine Biosciences Inc., 2.25%, 05/15/24	1,000	1,535,230
Pacira Pharmaceuticals Inc./DE, 2.38%, 04/01/22	640	671,610
Sarepta Therapeutics Inc., 1.50%, 11/15/24(b)	1,125	2,219,299
Supernus Pharmaceuticals Inc., 0.63%, 04/01/23(b)	675	731,389
Teva Pharmaceutical Finance Co. LLC, Series C, 0.25%, 02/01/26 (Call 11/30/18)	925	847,550
Tilray Inc., 5.00%, 10/01/23(b)	800	664,152

		16,340,564
Pipelines — 0.3%
Cheniere Energy Inc., 4.25%, 03/15/45 (Call 03/16/20)	950	732,403

Real Estate Investment Trusts — 3.6%
Apollo Commercial Real Estate Finance Inc., 4.75%, 08/23/22	935	914,149
Blackstone Mortgage Trust Inc., 4.38%, 05/05/22	650	638,664
Colony Capital Inc., 3.88%, 01/15/21	790	747,040
Empire State Realty OP LP, 2.63%, 08/15/19(b)	545	540,575
Extra Space Storage LP, 3.13%, 10/01/35 (Call 09/05/20)(b)	1,075	1,153,400
IH Merger Sub LLC, 3.50%, 01/15/22	800	854,320
iStar Inc., 3.13%, 09/15/22	765	721,089
Spirit Realty Capital Inc.
2.88%, 05/15/19	755	750,432
3.75%, 05/15/21	700	697,172

28	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® Convertible Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
Starwood Property Trust Inc., 4.38%, 04/01/23 (Call 01/01/23)	$575	$573,844
Two Harbors Investment Corp., 6.25%, 01/15/22	810	823,106
VEREIT Inc., 3.75%, 12/15/20	875	876,085

		9,289,876
Retail — 0.8%
RH
0.00%, 06/15/19(c)	910	1,011,556
0.00%, 07/15/20(c)	675	769,966
0.00%, 06/15/23(b)(c)	394	347,102

		2,128,624
Semiconductors — 12.5%
Advanced Micro Devices Inc., 2.13%, 09/01/26	1,625	3,871,611
Cree Inc., 0.88%, 09/01/23(b)	1,250	1,169,263
Cypress Semiconductor Corp., 4.50%, 01/15/22	675	796,635
Inphi Corp., 0.75%, 09/01/21	691	642,298
Integrated Device Technology Inc., 0.88%, 11/15/22	700	1,047,676
Intel Corp., 3.25%, 08/01/39	2,225	5,097,920
Microchip Technology Inc.
1.63%, 02/15/25	2,975	3,865,923
1.63%, 02/15/27	3,675	3,476,440
2.25%, 02/15/37	1,490	1,352,279
Micron Technology Inc., Series G, 3.00%, 11/15/43 (Call 11/20/18)	950	1,237,394
NXP Semiconductors NV, 1.00%, 12/01/19	2,550	2,581,365
ON Semiconductor Corp.
1.00%, 12/01/20	1,325	1,484,225
1.63%, 10/15/23	1,100	1,195,810
Rovi Corp., 0.50%, 03/01/20	840	783,678
Silicon Laboratories Inc., 1.38%, 03/01/22	800	862,744
Synaptics Inc., 0.50%, 06/15/22	1,125	1,004,276
Teradyne Inc., 1.25%, 12/15/23	1,000	1,254,620
Veeco Instruments Inc., 2.70%, 01/15/23	750	627,608

		32,351,765
Software — 14.4%
Akamai Technologies Inc.
0.00%, 02/15/19(c)	1,160	1,151,161
0.13%, 05/01/25(b)	2,700	2,637,063
Allscripts Healthcare Solutions Inc., 1.25%, 07/01/20	700	697,914
Atlassian Inc., 0.63%, 05/01/23(b)	2,175	2,490,092
Avaya Holdings Corp., 2.25%, 06/15/23(b)	821	727,275
Citrix Systems Inc., 0.50%, 04/15/19	2,645	3,741,326
DocuSign Inc., 0.50%, 09/15/23(b)	1,022	956,531
Envestnet Inc., 1.75%, 06/01/23(b)	600	601,416
Five9 Inc., 0.13%, 05/01/23(b)	600	682,422
Guidewire Software Inc., 1.25%, 03/15/25	850	856,409
HubSpot Inc., 0.25%, 06/01/22	800	1,213,880
j2 Global Inc., 3.25%, 06/15/29 (Call 06/20/21)	825	976,775
MINDBODY Inc., 0.38%, 06/01/23(b)	500	468,195
Momo Inc., 1.25%, 07/01/25(b)	1,358	1,186,023
MongoDB Inc., 0.75%, 06/15/24(b)	450	599,216
New Relic Inc., 0.50%, 05/01/23(b)	1,050	1,105,471
Nice Systems Inc., 1.25%, 01/15/24	630	845,429
Nuance Communications Inc.
1.00%, 12/15/35 (Call 12/20/22)	1,465	1,374,683
1.25%, 04/01/25	925	932,298
1.50%, 11/01/35 (Call 11/05/21)	500	506,765
RealPage Inc., 1.50%, 11/15/22	850	1,168,095
Red Hat Inc., 0.25%, 10/01/19	400	929,484
Sea Ltd., 2.25%, 07/01/23(b)	1,206	1,123,244

Security	Par/ Shares (000)	Value

Software (continued)
ServiceNow Inc., 0.00% 06/01/22(c)	$1,650	$2,329,371
Splunk Inc.
0.50%, 09/15/23(b)	2,473	2,362,902
1.13%, 09/15/25(b)	1,972	1,867,326
Verint Systems Inc., 1.50%, 06/01/21	665	658,756
Workday Inc.
0.25%, 10/01/22	2,050	2,275,623
1.50%, 07/15/20	600	1,003,098

		37,468,243
Telecommunications — 2.9%
Finisar Corp.
0.50%, 12/15/33 (Call 12/22/18)	675	671,105
0.50%, 12/15/36 (Call 12/22/21)	900	799,515
GCI Liberty Inc., 1.75%, 09/30/46 (Call 10/05/23)(b)	950	1,028,441
GDS Holdings Ltd., 2.00%, 06/01/25(b)	750	562,080
Gogo Inc., 3.75%, 03/01/20	525	493,605
Infinera Corp., 2.13%, 09/01/24	1,050	925,355
Intelsat SA, 4.50%, 06/15/25(b)	700	1,183,210
InterDigital Inc., 1.50%, 03/01/20	850	929,518
Viavi Solutions Inc., 1.00%, 03/01/24	975	1,055,320

		7,648,149
Transportation — 0.7%
Air Transport Services Group Inc., 1.13%, 10/15/24	525	479,630
Atlas Air Worldwide Holdings Inc., 1.88%, 06/01/24	675	715,905
Golar LNG Ltd., 2.75%, 02/15/22	690	706,960

		1,902,495
Trucking & Leasing — 0.3%
Greenbrier Companies Inc. (The), 2.88%, 02/01/24	715	750,979

Total Convertible Bonds — 97.4% (Cost: $260,480,131)		252,955,870

Common Stocks

Communications Equipment — 0.1%
Motorola Solutions Inc.	2	245,120

Semiconductors &Semiconductor Equipment — 0.5%
Micron Technology Inc.(d)	38	1,433,360

Software — 0.5%
Red Hat Inc.(d)	8	1,338,792

Total Common Stocks — 1.1% (Cost $3,301,228)		3,017,272

Short-Term Investments

Money Market Funds — 0.9%
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.11%(e)(f)	2,229	2,229,430

Total Short-Term Investments — 0.9% (Cost: $2,229,430)		2,229,430

Total Investments in Securities — 99.4% (Cost: $266,010,789)		258,202,572

Other Assets, Less Liabilities — 0.6%		1,527,919

Net Assets — 100.0%		$259,730,491

(a)	Variable or floating rate security. Rate shown is the rate in effect as of period-end.

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) October 31, 2018	iShares® Convertible Bond ETF

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.
(d)	Non-income producing security.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 10/31/17 (000)	Net Activity (000)	Shares Held at 10/31/18 (000)	Value at 10/31/18	Income	Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Treasury, SL Agency Shares	10,996	(8,767)	2,229	$2,229,430	$42,452	$—	$—

(a)	Includes realized capital gain distributions from an affiliated fund, if any.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Convertible Bonds	$—	$252,955,870	$—	$252,955,870
Common Stocks	3,017,272	—	—	3,017,272
Money Market Funds	2,229,430	—	—	2,229,430

	$5,246,702	$252,955,870	$—	$258,202,572

See notes to financial statements.

30	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2018	iShares® Floating Rate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Aerospace & Defense — 0.7%
General Dynamics Corp.
2.63%, 05/11/20, (3 mo. LIBOR US + 0.290%)(a)	$14,955	$14,991,789
2.72%, 05/11/21, (3 mo. LIBOR US +0.380%)(a)	15,880	15,953,842
Spirit AeroSystems Inc.,
3.13%, 06/15/21 (Call 05/31/19), (3 mo. LIBOR US + 0.800%)(a)	17,810	17,832,084
United Technologies Corp.
2.89%, 11/01/19, (3 mo. LIBOR US + 0.350%)(a)	32,665	32,699,952
2.97%, 08/16/21 (Call 08/16/19), (3 mo. LIBOR US + 0.650%)(a)(b)	6,200	6,203,782

		87,681,449
Agriculture — 0.3%
BAT Capital Corp.
2.91%, 08/14/20, (3 mo. LIBOR US + 0.590%)(a)(c)	9,319	9,348,075
3.19%, 08/15/22 (Call 07/15/22), (3 mo. LIBOR US + 0.880%)(a)(c)	16,445	16,512,589
Philip Morris International Inc.,
2.73%, 02/21/20, (3 mo. LIBOR US + 0.420%)(a)	8,021	8,036,401

		33,897,065
Auto Manufacturers — 7.2%
American Honda Finance Corp.
2.49%, 11/13/19, (3 mo. LIBOR US + 0.150%)(a)	2,550	2,549,822
2.59%, 06/16/20, (3 mo. LIBOR US + 0.260%)(a)	3,875	3,878,410
2.60%, 11/19/18, (3 mo. LIBOR US + 0.280%)(a)	8,510	8,510,936
2.61%, 12/10/21, (3 mo. LIBOR US + 0.290%)(a)	16,750	16,746,650
2.62%, 01/22/19, (3 mo. LIBOR US + 0.150%)(a)	9,325	9,325,373
2.66%, 02/14/20, (3 mo. LIBOR US + 0.340%)(a)	26,111	26,147,294
2.69%, 11/05/21, (3 mo. LIBOR US + 0.350%)(a)	29,125	29,138,106
2.74%, 07/20/20, (3 mo. LIBOR US + 0.270%)(a)	9,475	9,480,116
2.79%, 11/16/22, (3 mo. LIBOR US + 0.470%)(a)	4,135	4,142,815
2.83%, 02/12/21, (3 mo. LIBOR US + 0.210%)(a)	4,416	4,410,038
3.13%, 02/22/19, (3 mo. LIBOR US + 0.825%)(a)	6,619	6,634,158
BMW U.S. Capital LLC
2.82%, 08/13/21, (3 mo. LIBOR US + 0.500%)(a)(b)(c)	21,440	21,460,797
2.84%, 04/12/21, (3 mo. LIBOR US + 0.410%)(a)(c)	16,275	16,279,882
Daimler Finance North America LLC
2.59%, 11/05/18, (3 mo. LIBOR US + 0.250%)(a)(c)	12,130	12,130,000
2.73%, 05/04/20, (3 mo. LIBOR US + 0.390%)(a)(c)	6,655	6,655,799
2.76%, 02/22/21, (3 mo. LIBOR US + 0.450%)(a)(c)	48,230	48,197,686
2.77%, 02/12/21, (3 mo. LIBOR US + 0.430%)(a)(c)	7,210	7,207,693
2.87%, 05/05/20, (3 mo. LIBOR US + 0.530%)(a)(c)	16,485	16,525,059
2.89%, 05/04/21, (3 mo. LIBOR US + 0.550%)(a)(c)	19,075	19,105,711
3.04%, 01/06/20, (3 mo. LIBOR US + 0.630%)(a)(c)	5,006	5,025,473
3.14%, 10/30/19, (3 mo. LIBOR US + 0.620%)(a)(c)	3,927	3,940,273
3.18%, 05/04/23, (3 mo. LIBOR US + 0.840%)(a)(b)(c)	13,710	13,737,283
Ford Motor Credit Co. LLC
2.78%, 11/02/20, (3 mo. LIBOR US + 0.430%)(a)	5,500	5,432,185
3.12%, 06/12/20, (3 mo. LIBOR US + 0.790%)(a)(b)	16,200	16,135,848
3.17%, 08/12/19, (3 mo. LIBOR US + 0.830%)(a)	12,100	12,100,000
3.22%, 04/05/21, (3 mo. LIBOR US + 0.810%)(a)	10,208	10,103,878
3.27%, 11/04/19, (3 mo. LIBOR US + 0.930%)(a)	9,450	9,458,977
3.31%, 10/12/21, (3 mo. LIBOR US + 0.880%)(a)	3,050	2,988,329
3.41%, 01/09/20, (3 mo. LIBOR US + 1.000%)(a)(b)	14,900	14,904,023
3.43%, 08/03/22, (3 mo. LIBOR US + 1.080%)(a)	17,267	16,839,469
3.55%, 02/15/23, (3 mo. LIBOR US + 1.235%)(a)(b)	20,100	19,546,647
3.66%, 03/28/22, (3 mo. LIBOR US + 1.270%)(a)	6,265	6,193,767
3.99%, 01/08/19, (3 mo. LIBOR US + 1.580%)(a)	18,720	18,754,445
Series 1, 3.16%, 03/12/19, (3 mo. LIBOR US + 0.830%)(a)	24,090	24,111,681

Security	Par (000)	Value

Auto Manufacturers (continued)
General Motors Co.
3.14%, 08/07/20, (3 mo. LIBOR US + 0.800%)(a)	$19,721	$19,749,004
3.23%, 09/10/21, (3 mo. LIBOR US + 0.900%)(a)(b)	4,275	4,267,433
General Motors Financial Co. Inc.
2.88%, 11/06/20, (3 mo. LIBOR US + 0.540%)(a)(b)	8,060	8,025,503
3.26%, 04/09/21, (3 mo. LIBOR US + 0.850%)(a)	19,900	19,897,214
3.37%, 04/13/20, (3 mo. LIBOR US + 0.930%)(a)(b)	18,866	18,940,521
3.40%, 01/05/23, (3 mo. LIBOR US + 0.990%)(a)(b)	8,962	8,865,031
3.68%, 10/04/19, (3 mo. LIBOR US + 1.270%)(a)(b)	2,000	2,014,320
3.70%, 06/30/22, (3 mo. LIBOR US + 1.310%)(a)	24,091	24,316,251
3.79%, 05/09/19, (3 mo. LIBOR US + 1.450%)(a)	9,385	9,436,336
3.99%, 01/14/22, (3 mo. LIBOR US + 1.550%)(a)	16,649	16,893,074
Harley-Davidson Financial Services Inc., 2.81%, 05/21/20, (3 mo. LIBOR US + 0.500%)(a)(b)(c)	750	751,043
Hyundai Capital America
3.20%, 04/03/20, (3 mo. LIBOR US + 0.800%)(a)(c)	1,645	1,646,250
3.35%, 07/08/21, (3 mo. LIBOR US + 0.940%)(a)(c)	17,000	17,036,890
Nissan Motor Acceptance Corp.
2.78%, 09/28/20, (3 mo. LIBOR US + 0.390%)(a)(c)	3,700	3,700,296
2.83%, 07/13/20, (3 mo. LIBOR US + 0.390%)(a)(c)	10,375	10,379,461
2.85%, 09/13/19, (3 mo. LIBOR US + 0.520%)(a)(c)	8,150	8,166,382
2.98%, 09/21/21, (3 mo. LIBOR US + 0.630%)(a)(c)	10,450	10,470,795
3.08%, 09/28/22, (3 mo. LIBOR US + 0.690%)(a)(c)	15,858	15,857,049
3.09%, 07/13/22, (3 mo. LIBOR US + 0.650%)(a)(c)	14,450	14,448,410
3.33%, 01/13/22, (3 mo. LIBOR US + 0.890%)(a)(c)	11,085	11,186,317
3.34%, 03/08/19, (3 mo. LIBOR US + 1.010%)(a)(c)	5,375	5,390,641
Toyota Motor Credit Corp.
2.46%, 11/14/19, (3 mo. LIBOR US + 0.140%)(a)	2,750	2,749,670
2.51%, 01/10/20, (3 mo. LIBOR US + 0.100%)(a)	5,850	5,848,421
2.51%, 09/18/20, (3 mo. LIBOR US + 0.170%)(a)	21,425	21,424,571
2.52%, 12/24/18, (3 mo. LIBOR US + 0.150%)(a)	3,250	3,250,358
2.67%, 01/09/19, (3 mo. LIBOR US + 0.260%)(a)	10,418	10,420,292
2.70%, 03/12/20, (3 mo. LIBOR US + 0.370%)(a)(b)	15,486	15,531,219
2.71%, 04/17/20, (3 mo. LIBOR US + 0.260%)(a)(b)	16,176	16,201,073
2.71%, 05/17/22, (3 mo. LIBOR US + 0.400%)(a)	700	700,938
2.72%, 04/13/21, (3 mo. LIBOR US + 0.280%)(a)(b)	20,218	20,228,918
2.81%, 09/08/22, (3 mo. LIBOR US + 0.480%)(a)	21,582	21,684,946
2.81%, 01/11/23, (3 mo. LIBOR US + 0.390%)(a)	5,000	4,999,800
2.88%, 10/18/19, (3 mo. LIBOR US + 0.440%)(a)(b)	15,430	15,479,376
3.11%, 01/11/22, (3 mo. LIBOR US + 0.690%)(a)	21,436	21,678,656
3.14%, 02/19/19, (3 mo. LIBOR US + 0.820%)(a)	14,476	14,509,295

		853,944,377
Banks — 52.7%
ABN AMRO Bank NV
2.86%, 01/19/21, (3 mo. LIBOR US + 0.410%)(a)(c)	22,760	22,744,068
2.88%, 08/27/21, (3 mo. LIBOR US + 0.570%)(a)(c)	35,835	35,908,462
3.08%, 01/18/19, (3 mo. LIBOR US + 0.640%)(a)(c)	28,050	28,075,525
ANZ New Zealand Int’l Ltd./London,
3.49%, 01/25/22, (3 mo. LIBOR US + 1.000%)(a)(c)	1,000	1,011,060
ASB Bank Ltd., 3.30%, 06/14/23, (3 mo. LIBOR US + 0.970%)(a)(c)	21,150	21,304,606
Australia & New Zealand Banking Group Ltd.
2.77%, 05/17/21, (3 mo. LIBOR US + 0.460%)(a)(c)	14,395	14,410,834
2.82%, 08/19/20, (3 mo. LIBOR US + 0.500%)(a)(b)(c)	32,550	32,683,455
2.92%, 11/09/20, (3 mo. LIBOR US + 0.320%)(a)(c)	10,255	10,259,410
2.92%, 11/09/22, (3 mo. LIBOR US + 0.580%)(a)(c)	5,000	4,992,500
3.03%, 09/23/19, (3 mo. LIBOR US + 0.660%)(a)(c)	19,050	19,139,344
3.03%, 05/19/22, (3 mo. LIBOR US + 0.710%)(a)(c)	13,300	13,366,500
3.07%, 11/16/18, (3 mo. LIBOR US + 0.750%)(a)(c)	9,015	9,017,434

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) October 31, 2018	iShares® Floating Rate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
3.18%, 11/23/21, (3 mo. LIBOR US + 0.870%)(a)(c)	$8,690	$8,782,635
3.31%, 06/01/21, (3 mo. LIBOR US + 0.990%)(a)(b)(c)	11,195	11,349,603
Banco Santander SA
3.40%, 02/23/23, (3 mo. LIBOR US + 1.090%)(a)(b)	9,000	9,002,250
3.55%, 04/12/23, (3 mo. LIBOR US + 1.120%)(a)	17,000	17,042,500
3.98%, 04/11/22, (3 mo. LIBOR US + 1.560%)(a)	16,150	16,501,585
Bank of America Corp.
2.86%, 01/23/22 (Call 01/23/21), (3 mo. LIBOR US + 0.380%)(a)(b)	19,050	18,966,180
3.02%, 06/25/22 (Call 06/25/21), (3 mo. LIBOR US + 0.650%)(a)(b)	38,170	38,202,063
3.05%, 10/01/21 (Call 10/01/20), (3 mo. LIBOR US + 0.650%)(a)(b)	19,825	19,897,758
3.11%, 03/05/24 (Call 03/05/23), (3 mo. LIBOR US + 0.790%)(a)	7,000	6,951,070
3.13%, 07/21/21 (Call 07/21/20), (3 mo. LIBOR US + 0.660%)(a)(b)	17,997	18,090,764
3.27%, 04/01/19, (3 mo. LIBOR US + 0.870%)(a)(b)	19,319	19,377,150
3.48%, 01/15/19, (3 mo. LIBOR US + 1.040%)(a)	19,290	19,324,336
3.49%, 04/24/23 (Call 04/24/22), (3 mo. LIBOR US + 1.000%)(a)(b)	21,966	22,160,399
3.63%, 01/20/23 (Call 01/20/22), (3 mo. LIBOR US + 1.160%)(a)(b)	22,627	22,932,238
3.65%, 10/21/22 (Call 10/21/21), (3 mo. LIBOR US + 1.180%)(a)(b)	9,267	9,405,264
3.87%, 04/19/21, (3 mo. LIBOR US + 1.420%)(a)(b)	21,310	21,831,669
Bank of America N.A.
2.56%, 08/28/20 (Call 08/28/19), (3 mo. LIBOR US + 0.250%)(a)(b)	28,825	28,830,765
3.08%, 12/07/18, (3 mo. LIBOR US + 0.760%)(a)	13,440	13,447,661
Bank of Montreal
2.58%, 09/11/19, (3 mo. LIBOR US + 0.250%)(a)	6,532	6,537,618
2.77%, 06/15/20, (3 mo. LIBOR US + 0.440%)(a)(b)	34,993	35,120,724
2.78%, 07/13/20, (3 mo. LIBOR US + 0.340%)(a)(b)	2,000	2,004,140
2.93%, 12/12/19, (3 mo. LIBOR US + 0.600%)(a)	6,230	6,259,281
2.96%, 09/11/22, (3 mo. LIBOR US + 0.630%)(a)	7,283	7,319,415
3.09%, 07/18/19, (3 mo. LIBOR US + 0.650%)(a)	20,260	20,335,772
3.10%, 08/27/21, (3 mo. LIBOR US + 0.790%)(a)	14,604	14,781,877
Series D, 2.90%, 04/13/21, (3 mo. LIBOR US + 0.460%)(a)(b)	17,715	17,758,225
Bank of New York Mellon Corp. (The)
2.81%, 09/11/19, (3 mo. LIBOR US + 0.480%)(a)	9,560	9,585,238
3.18%, 08/17/20, (3 mo. LIBOR US + 0.870%)(a)	9,370	9,473,070
Bank of Nova Scotia (The)
2.70%, 01/08/21, (3 mo. LIBOR US + 0.290%)(a)	16,378	16,376,198
2.83%, 07/14/20, (3 mo. LIBOR US + 0.390%)(a)(b)	18,105	18,147,185
2.91%, 04/20/21, (3 mo. LIBOR US + 0.440%)(a)(b)	22,380	22,438,636
2.94%, 12/05/19, (3 mo. LIBOR US + 0.620%)(a)	16,792	16,874,113
2.96%, 03/07/22, (3 mo. LIBOR US + 0.640%)(a)(b)	16,549	16,656,403
2.96%, 09/19/22, (3 mo. LIBOR US + 0.620%)(a)	7,261	7,289,754
3.27%, 01/15/19, (3 mo. LIBOR US + 0.830%)(a)(b)	13,246	13,264,942
Banque Federative du Credit Mutuel SA
2.96%, 07/20/20, (3 mo. LIBOR US + 0.490%)(a)(c)	5,275	5,289,084
3.20%, 07/20/22, (3 mo. LIBOR US + 0.730%)(a)(c)	8,200	8,206,478
3.43%, 07/20/23, (3 mo. LIBOR US + 0.960%)(a)(c)	11,515	11,575,569
Barclays Bank PLC
2.88%, 01/11/21 (Call 12/11/20), (3 mo. LIBOR US + 0.460%)(a)(b)	34,003	33,990,419
2.89%, 08/07/19, (3 mo. LIBOR US + 0.550%)(a)	5,190	5,196,436
2.99%, 08/07/20, (3 mo. LIBOR US + 0.650%)(a)	9,605	9,634,583

Security	Par (000)	Value

Banks (continued)
Barclays PLC
3.70%, 05/16/24 (Call 05/16/23), (3 mo. LIBOR US + 1.380%)(a)(b)	$12,000	$11,892,360
4.04%, 01/10/23 (Call 01/10/22), (3 mo. LIBOR US + 1.625%)(a)	14,275	14,508,824
4.45%, 08/10/21, (3 mo. LIBOR US + 2.110%)(a)(b)	24,221	25,033,857
BB&T Corp.
2.56%, 02/01/21 (Call 01/01/21), (3 mo. LIBOR US + 0.220%)(a)	13,527	13,487,907
2.90%, 06/15/20, (3 mo. LIBOR US + 0.570%)(a)	22,160	22,297,170
3.00%, 02/01/19 (Call 01/02/19), (3 mo. LIBOR US + 0.660%)(a)	19,821	19,840,821
3.05%, 04/01/22 (Call 03/01/22), (3 mo. LIBOR US + 0.650%)(a)	1,000	1,003,470
BNG Bank NV
2.40%, 03/11/22, (3 mo. LIBOR US + 0.070%)(a)(c)	7,000	7,007,700
2.54%, 07/14/20, (3 mo. LIBOR US + 0.100%)(a)(b)(c)	50,025	50,093,034
BPCE SA
3.19%, 05/31/22, (3 mo. LIBOR US + 0.880%)(a)	1,000	1,006,410
3.53%, 05/22/22, (3 mo. LIBOR US + 1.220%)(a)(c)	25,127	25,360,932
3.57%, 09/12/23, (3 mo. LIBOR US + 1.240%)(a)(b)(c)	3,400	3,395,716
Branch Banking & Trust Co.
2.54%, 06/01/20 (Call 05/01/20), (3 mo. LIBOR US + 0.220%)(a)	10,400	10,386,896
2.89%, 01/15/20 (Call 12/14/19), (3 mo. LIBOR US + 0.450%)(a)	17,867	17,890,227
Canadian Imperial Bank of Commerce
2.66%, 02/02/21, (3 mo. LIBOR US + 0.315%)(a)(b)	16,445	16,454,374
2.72%, 10/05/20, (3 mo. LIBOR US + 0.310%)(a)	28,376	28,415,159
2.84%, 09/06/19, (3 mo. LIBOR US + 0.520%)(a)(b)	12,655	12,692,585
3.05%, 06/16/22, (3 mo. LIBOR US + 0.720%)(a)	26,826	27,003,856
Capital One Financial Corp.
2.97%, 10/30/20 (Call 09/30/20), (3 mo. LIBOR US + 0.450%)(a)(b)	8,500	8,485,550
3.10%, 05/12/20 (Call 04/12/20), (3 mo. LIBOR US + 0.760%)(a)	19,705	19,794,658
3.24%, 01/30/23 (Call 12/30/22), (3 mo. LIBOR US + 0.720%)(a)	15,400	15,266,020
3.28%, 03/09/22 (Call 02/09/22), (3 mo. LIBOR US + 0.950%)(a)	5,243	5,256,999
Capital One N.A.
3.10%, 09/13/19 (Call 08/13/19), (3 mo. LIBOR US + 0.765%)(a)(b)	24,600	24,684,378
3.16%, 08/08/22 (Call 07/08/22), (3 mo. LIBOR US + 0.820%)(a)	7,850	7,829,355
3.67%, 01/30/23 (Call 01/30/22), (3 mo. LIBOR US + 1.150%)(a)	6,175	6,208,592
Citibank N.A.
2.57%, 11/09/18, (3 mo. LIBOR US + 0.230%)(a)	2,850	2,850,143
2.60%, 09/18/19, (3 mo. LIBOR US + 0.260%)(a)	9,600	9,606,144
2.66%, 05/01/20 (Call 04/01/20), (3 mo. LIBOR US + 0.320%)(a)(b)	29,067	29,095,776
2.68%, 03/20/19, (3 mo. LIBOR US + 0.340%)(a)	21,020	21,033,663
2.77%, 10/20/20, (3 mo. LIBOR US + 0.300%)(a)	13,615	13,614,864
2.83%, 06/12/20, (3 mo. LIBOR US + 0.500%)(a)(b)	14,705	14,757,350
2.97%, 02/12/21 (Call 01/12/21), (3 mo. LIBOR US + 0.350%)(a)	31,300	31,281,533
3.05%, 07/23/21 (Call 06/23/21), (3 mo. LIBOR US + 0.570%)(a)	18,050	18,127,434

32	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® Floating Rate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
Citigroup Inc.
3.54%, 08/02/21, (3 mo. LIBOR US + 1.190%)(a)(b)	$27,047	$27,495,169
3.18%, 12/07/18, (3 mo. LIBOR US + 0.860%)(a)	19,602	19,614,741
3.18%, 04/08/19, (3 mo. LIBOR US + 0.770%)(a)(b)	1,850	1,854,292
3.20%, 01/10/20 (Call 12/10/19), (3 mo. LIBOR US + 0.790%)(a)	36,219	36,417,480
3.20%, 10/27/22 (Call 09/27/22), (3 mo. LIBOR US + 0.690%)(a)	20,655	20,650,043
3.25%, 06/07/19, (3 mo. LIBOR US + 0.930%)(a)	34,690	34,840,901
3.34%, 06/01/24 (Call 06/01/23), (3 mo. LIBOR US + 1.023%)(a)	10,000	10,019,700
3.40%, 12/08/21 (Call 11/08/21), (3 mo. LIBOR US + 1.070%)(a)	22,560	22,853,957
3.44%, 07/24/23 (Call 07/24/22), (3 mo. LIBOR US + 0.950%)(a)	12,000	12,045,360
3.45%, 04/25/22 (Call 03/25/22), (3 mo. LIBOR US + 0.960%)(a)(b)	45,808	46,257,835
3.75%, 09/01/23 (Call 09/01/22), (3 mo. LIBOR US + 1.430%)(a)(b)	4,650	4,745,325
3.77%, 03/30/21, (3 mo. LIBOR US + 1.380%)(a)(b)	17,047	17,392,884
3.82%, 10/26/20, (3 mo. LIBOR US + 1.310%)(a)(b)	11,745	11,956,645
Citizens Bank N.A./Providence RI
2.86%, 03/02/20 (Call 02/03/20), (3 mo. LIBOR US + 0.540%)(a)	14,605	14,627,492
3.12%, 05/26/22, (3 mo. LIBOR US + 0.810%)(a)	6,440	6,434,912
Commonwealth Bank of Australia
2.74%, 09/18/20, (3 mo. LIBOR US + 0.400%)(a)(b)(c)	2,500	2,504,200
2.78%, 03/10/20, (3 mo. LIBOR US + 0.450%)(a)(c)	16,240	16,280,113
2.98%, 11/07/19, (3 mo. LIBOR US + 0.640%)(a)(c)	16,140	16,211,662
3.02%, 09/18/22, (3 mo. LIBOR US + 0.680%)(a)(c)	11,775	11,809,265
3.03%, 03/10/22, (3 mo. LIBOR US + 0.700%)(a)(c)	8,550	8,592,836
3.03%, 03/16/23, (3 mo. LIBOR US + 0.700%)(a)(b)(c)	18,250	18,289,237
3.14%, 11/02/18, (3 mo. LIBOR US + 0.790%)(a)(c)	17,470	17,470,000
3.15%, 09/06/21, (3 mo. LIBOR US + 0.830%)(a)(c)	24,943	25,207,645
3.39%, 03/15/19, (3 mo. LIBOR US + 1.060%)(a)(c)	11,565	11,575,755
Compass Bank, 3.06%, 06/11/21 (Call 05/11/21),
(3 mo. LIBOR US + 0.730%)(a)	21,300	21,278,274
Cooperatieve Rabobank UA, 3.23%, 09/26/23,
(3 mo. LIBOR US + 0.860%)(a)(b)(c)	2,500	2,498,750
Cooperatieve Rabobank UA/NY
2.85%, 08/09/19, (3 mo. LIBOR US + 0.510%)(a)	21,210	21,277,024
2.89%, 01/10/23, (3 mo. LIBOR US + 0.480%)(a)	19,230	19,172,887
2.94%, 04/26/21, (3 mo. LIBOR US + 0.430%)(a)(b)	9,300	9,321,669
3.24%, 01/10/22, (3 mo. LIBOR US + 0.830%)(a)(b)	21,850	22,115,696
Credit Agricole SA/London
3.24%, 04/15/19, (3 mo. LIBOR US + 0.800%)(a)(c)	41,810	41,930,831
3.30%, 06/10/20, (3 mo. LIBOR US + 0.970%)(a)(c)	5,475	5,533,254
3.51%, 04/24/23, (3 mo. LIBOR US + 1.020%)(a)(b)(c)	13,550	13,544,986
3.58%, 07/01/21, (3 mo. LIBOR US + 1.180%)(a)(c)	1,700	1,729,750
3.84%, 01/10/22, (3 mo. LIBOR US + 1.430%)(a)(c)	12,600	12,817,854
Credit Suisse Group AG, 3.57%, 06/12/24
(Call 06/12/23), (3 mo. LIBOR US + 1.240%)(a)(c)	20,000	20,056,800
Credit Suisse Group Funding Guernsey Ltd., 4.73%, 04/16/21, (3 mo. LIBOR US + 2.290%)(a)(b)	12,675	13,185,422
Danske Bank A/S
2.83%, 03/02/20, (3 mo. LIBOR US + 0.510%)(a)(c)	9,380	9,363,866
2.90%, 09/06/19, (3 mo. LIBOR US + 0.580%)(a)(c)	13,680	13,686,977
3.39%, 09/12/23, (3 mo. LIBOR US + 1.060%)(a)(c)	4,500	4,364,190

Security	Par (000)	Value

Banks (continued)
DBS Group Holdings Ltd.
2.82%, 06/08/20, (3 mo. LIBOR US + 0.490%)(a)(c)	$20,700	$20,735,811
2.94%, 07/16/19, (3 mo. LIBOR US + 0.500%)(a)(b)(c)	5,365	5,370,794
3.11%, 07/25/22, (3 mo. LIBOR US + 0.620%)(a)(b)(c)	2,300	2,310,902
Deutsche Bank AG
3.63%, 08/20/20, (3 mo. LIBOR US + 1.310%)(a)	9,685	9,676,671
3.89%, 01/18/19, (3 mo. LIBOR US + 1.450%)(a)	31,915	31,935,745
4.25%, 05/10/19, (3 mo. LIBOR US + 1.910%)(a)	23,322	23,436,278
Deutsche Bank AG/New York NY
3.28%, 01/22/21, (3 mo. LIBOR US + 0.815%)(a)	16,000	15,797,280
3.41%, 07/13/20, (3 mo. LIBOR US + 0.970%)(a)	18,830	18,769,179
3.51%, 11/16/22, (3 mo. LIBOR US + 1.190%)(a)	16,643	16,307,810
3.54%, 02/27/23, (3 mo. LIBOR US + 1.230%)(a)(b)	19,285	18,827,367
3.77%, 02/04/21, (3 mo. LIBOR US + 1.290%)(a)	3,000	2,996,310
Dexia Credit Local SA, 2.81%, 02/15/19,
(3 mo. LIBOR US + 0.500%)(a)(c)	1,500	1,501,875
DNB Bank ASA, 2.77%, 10/02/20,
(3 mo. LIBOR US + 0.370%)(a)(c)	13,525	13,534,467
Fifth Third Bank/Cincinnati OH
2.77%, 10/30/20 (Call 09/30/20), (3 mo. LIBOR US + 0.250%)(a)	7,510	7,502,790
2.95%, 07/26/21 (Call 06/26/21), (3 mo. LIBOR US + 0.440%)(a)	10,250	10,235,343
Goldman Sachs Group Inc. (The)
3.06%, 02/23/23, (3 mo. LIBOR US + 0.750%)(a)(b)	61,639	61,598,318
3.11%, 12/27/20 (Call 12/27/19), (3 mo. LIBOR US + 0.730%)(a)(b)	27,363	27,458,223
3.13%, 12/13/19, (3 mo. LIBOR US + 0.800%)(a)(b)	19,446	19,557,814
3.31%, 10/31/22 (Call 10/31/21), (3 mo. LIBOR US + 0.780%)(a)	36,965	37,040,778
3.37%, 06/05/23 (Call 06/05/22), (3 mo. LIBOR US + 1.050%)(a)(b)	2,225	2,240,108
3.41%, 11/15/18, (3 mo. LIBOR US + 1.100%)(a)	59,535	59,556,433
3.48%, 11/15/21 (Call 11/15/20), (3 mo. LIBOR US + 1.170%)(a)(b)	31,830	32,151,801
3.49%, 07/24/23 (Call 07/24/22), (3 mo. LIBOR US + 1.000%)(a)(b)	6,325	6,366,935
3.50%, 10/23/19, (3 mo. LIBOR US + 1.020%)(a)	14,194	14,294,352
3.53%, 04/25/19, (3 mo. LIBOR US + 1.040%)(a)	17,690	17,761,114
3.53%, 09/15/20 (Call 08/15/20), (3 mo. LIBOR US + 1.200%)(a)	24,064	24,409,078
3.62%, 04/26/22 (Call 04/26/21), (3 mo. LIBOR US +1.110%)(a)	57,477	58,055,793
3.64%, 04/23/20 (Call 03/23/20), (3 mo. LIBOR US + 1.160%)(a)(b)	30,118	30,446,889
3.85%, 04/23/21 (Call 03/23/21), (3 mo. LIBOR US + 1.360%)(a)	20,760	21,157,969
3.92%, 11/29/23, (3 mo. LIBOR US + 1.600%)(a)	7,500	7,732,350
4.08%, 02/25/21, (3 mo. LIBOR US + 1.770%)(a)	14,945	15,363,609
HSBC Holdings PLC
2.92%, 05/18/21 (Call 05/18/20), (3 mo. LIBOR US + 0.600%)(a)(b)	50,355	50,403,844
2.98%, 09/11/21 (Call 09/11/20), (3 mo. LIBOR US + 0.650%)(a)	31,725	31,770,684
3.32%, 05/18/24 (Call 05/18/23), (3 mo. LIBOR US + 1.000%)(a)(b)	4,115	4,105,247
3.91%, 01/05/22, (3 mo. LIBOR US + 1.500%)(a)(b)	39,735	40,703,739
3.97%, 05/25/21, (3 mo. LIBOR US + 1.660%)(a)(b)	37,345	38,396,262
4.57%, 03/08/21, (3 mo. LIBOR US + 2.240%)(a)	23,607	24,505,482

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) October 31, 2018	iShares® Floating Rate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
HSBC USA Inc., 2.95%, 11/13/19,
(3 mo. LIBOR US + 0.610%)(a)	$4,400	$4,415,972
Huntington National Bank (The), 2.84%, 03/10/20,
(3 mo. LIBOR US + 0.510%)(a)	950	951,805
Industrial &Commercial Bank of China Ltd./New York NY,
3.09%, 11/08/20, (3 mo. LIBOR US + 0.750%)(a)	3,475	3,478,336
ING Bank NV
3.09%, 10/01/19, (3 mo. LIBOR US + 0.690%)(a)(c)	20,920	21,004,098
3.50%, 03/22/19, (3 mo. LIBOR US + 1.130%)(a)(c)	10,200	10,239,066
ING Groep NV
3.40%, 10/02/23, (3 mo. LIBOR US + 1.000%)(a)(b)	5,450	5,443,460
3.54%, 03/29/22, (3 mo. LIBOR US + 1.150%)(a)	20,201	20,481,188
JPMorgan Chase & Co.
2.40%, 06/07/21 (Call 05/07/21)(b)	15,030	14,640,573
2.88%, 03/09/21 (Call 03/09/20), (3 mo. LIBOR US + 0.550%)(a)	47,194	47,289,804
2.95%, 06/18/22 (Call 05/18/22), (3 mo. LIBOR US + 0.610%)(a)	36,216	36,229,762
3.00%, 06/01/21 (Call 06/01/20), (3 mo. LIBOR US + 0.680%)(a)	25,803	25,858,734
3.21%, 03/22/19 (Call 02/22/19), (3 mo. LIBOR US + 0.840%)(a)	22,100	22,143,095
3.21%, 04/23/24 (Call 04/23/23), (3 mo. LIBOR US + 0.730%)(a)(b)	10,000	9,923,700
3.39%, 04/25/23 (Call 04/25/22), (3 mo. LIBOR US + 0.900%)(a)(b)	29,863	30,032,025
3.42%, 06/07/21 (Call 05/07/21), (3 mo. LIBOR US + 1.100%)(a)	22,926	23,307,030
3.43%, 01/23/20, (3 mo. LIBOR US + 0.955%)(a)(b)	32,345	32,630,930
3.44%, 01/15/23 (Call 01/15/22), (3 mo. LIBOR US + 1.000%)(a)(b)	15,550	15,676,421
3.71%, 10/29/20 (Call 09/29/20), (3 mo. LIBOR US + 1.205%)(a)(b)	20,895	21,248,125
3.80%, 03/01/21 (Call 02/01/21), (3 mo. LIBOR US + 1.480%)(a)	16,248	16,643,314
Series 1, 3.14%, 01/28/19, (3 mo. LIBOR US + 0.630%)(a)	24,940	24,966,436
JPMorgan Chase Bank N.A.
2.54%, 09/01/20 (Call 09/01/19), (3 mo. LIBOR US + 0.230%)(a)	4,250	4,250,638
2.60%, 02/01/21 (Call 02/01/20)(a)(b)(d)	10,000	9,906,100
2.63%, 02/01/21 (Call 02/01/20), (3 mo. LIBOR US + 0.290%)(a)(b)	35,992	36,008,196
2.85%, 04/26/21 (Call 04/26/20), (3 mo. LIBOR US + 0.340%)(a)	22,370	22,377,158
2.87%, 02/13/20 (Call 02/13/19), (3 mo. LIBOR US + 0.250%)(a)	10,300	10,309,270
2.96%, 09/23/19 (Call 08/23/19), (3 mo. LIBOR US + 0.590%)(a)	13,600	13,645,968
Korea Development Bank (The)
2.76%, 02/27/20, (3 mo. LIBOR US + 0.450%)(a)	5,600	5,604,088
3.01%, 09/19/20, (3 mo. LIBOR US + 0.675%)(a)	20,000	20,081,600
3.02%, 02/27/22, (3 mo. LIBOR US + 0.705%)(a)	13,500	13,524,705
3.14%, 07/06/22, (3 mo. LIBOR US + 0.725%)(a)	5,625	5,635,913
Landwirtschaftliche Rentenbank
2.57%, 06/03/21, (3 mo. LIBOR US + 0.250%)(a)(c)	20,800	20,930,624
2.67%, 02/19/21, (3 mo. LIBOR US + 0.350%)(a)(c)	15,360	15,482,573
Lloyds Bank PLC, 2.83%, 05/07/21,
(3 mo. LIBOR US + 0.490%)(a)(b)	26,350	26,388,734

Security	Par (000)	Value

Banks (continued)
Lloyds Banking Group PLC, 3.15%, 06/21/21, (3 mo. LIBOR US + 0.800%)(a)	$3,710	$3,723,356
M&T Bank Corp., 3.19%, 07/26/23 (Call 06/26/23),
(3 mo. LIBOR US + 0.680%)(a)	1,500	1,507,905
Macquarie Bank Ltd.
2.76%, 04/04/19, (3 mo. LIBOR US + 0.350%)(a)(c)	590	590,207
3.62%, 01/15/19, (3 mo. LIBOR US + 1.180%)(a)(c)	7,895	7,908,974
3.63%, 07/29/20, (3 mo. LIBOR US + 1.120%)(a)(c)	8,290	8,388,071
Macquarie Group Ltd., 3.73%, 03/27/24 (Call 03/27/23),
(3 mo. LIBOR US + 1.350%)(a)(c)	7,000	7,068,180
Manufacturers & Traders Trust Co., 2.76%, 01/25/21,
(3 mo. LIBOR US + 0.270%)(a)	12,750	12,718,762
Mitsubishi UFJ Financial Group Inc.
3.06%, 03/02/23, (3 mo. LIBOR US + 0.740%)(a)	25,100	25,089,458
3.16%, 07/26/21, (3 mo. LIBOR US + 0.650%)(a)	10,175	10,212,241
3.23%, 02/22/22, (3 mo. LIBOR US + 0.920%)(a)	22,114	22,303,959
3.28%, 07/25/22, (3 mo. LIBOR US + 0.790%)(a)	31,426	31,519,964
3.37%, 07/26/23, (3 mo. LIBOR US + 0.860%)(a)	41,950	42,035,578
3.39%, 09/13/21, (3 mo. LIBOR US + 1.060%)(a)	30,071	30,509,736
4.20%, 03/01/21, (3 mo. LIBOR US + 1.880%)(a)	8,325	8,586,239
Mizuho Financial Group Inc.
3.11%, 03/05/23, (3 mo. LIBOR US + 0.790%)(a)	41,660	41,664,166
3.21%, 09/11/22, (3 mo. LIBOR US + 0.880%)(a)	22,985	23,039,015
3.25%, 02/28/22, (3 mo. LIBOR US + 0.940%)(a)	37,763	38,058,307
3.47%, 09/13/21, (3 mo. LIBOR US + 1.140%)(a)(b)	18,646	18,913,757
3.91%, 04/12/21, (3 mo. LIBOR US + 1.480%)(a)(c)	8,510	8,691,859
Morgan Stanley
2.89%, 02/10/21 (Call 02/10/20), (3 mo. LIBOR US + 0.550%)(a)(b)	51,386	51,416,318
3.22%, 07/23/19, (3 mo. LIBOR US + 0.740%)(a)	27,297	27,396,634
3.31%, 06/16/20, (3 mo. LIBOR US + 0.980%)(a)	17,170	17,321,439
3.34%, 01/24/19, (3 mo. LIBOR US + 0.850%)(a)	36,782	36,833,495
3.40%, 07/22/22 (Call 07/22/21), (3 mo. LIBOR US + 0.930%)(a)	61,005	61,275,862
3.65%, 01/27/20, (3 mo. LIBOR US + 1.140%)(a)(b)	21,306	21,513,520
3.65%, 01/20/22 (Call 01/20/21), (3 mo. LIBOR US + 1.180%)(a)(b)	71,100	71,840,862
3.72%, 02/01/19, (3 mo. LIBOR US + 1.375%)(a)	27,025	27,103,372
3.87%, 04/21/21, (3 mo. LIBOR US + 1.400%)(a)(b)	32,588	33,257,032
3.89%, 10/24/23 (Call 10/24/22), (3 mo. LIBOR US + 1.400%)(a)(b)	16,500	16,810,035
Series 3NC2, 3.41%, 02/14/20 (Call 02/14/19), (3 mo. LIBOR US + 0.800%)(a)(b)	85,580	85,698,956
National Australia Bank Ltd.
2.78%, 01/12/21, (3 mo. LIBOR US + 0.350%)(a)(c)	14,215	14,205,476
2.82%, 05/22/20, (3 mo. LIBOR US + 0.510%)(a)(b)(c)	31,283	31,385,608
2.92%, 09/20/21, (3 mo. LIBOR US + 0.580%)(a)(b)(c)	16,840	16,890,857
3.03%, 05/22/22, (3 mo. LIBOR US + 0.720%)(a)(c)	16,575	16,657,709
3.03%, 04/12/23, (3 mo. LIBOR US + 0.600%)(a)(c)	21,350	21,326,515
3.22%, 01/14/19, (3 mo. LIBOR US + 0.780%)(a)(c)	9,630	9,641,941
3.30%, 01/10/22, (3 mo. LIBOR US + 0.890%)(a)(b)(c)	15,975	16,148,169
3.43%, 07/12/21, (3 mo. LIBOR US + 1.000%)(a)(c)	10,115	10,268,445
National Bank of Canada
2.68%, 11/02/20, (3 mo. LIBOR US + 0.330%)(a)	5,000	5,000,750
2.89%, 06/12/20 (Call 05/12/20), (3 mo. LIBOR US + 0.560%)(a)	30,300	30,450,288
3.05%, 01/17/20, (3 mo. LIBOR US + 0.600%)(a)(b)	5,805	5,830,948
3.17%, 12/14/18, (3 mo. LIBOR US + 0.840%)(a)	7,500	7,506,450

34	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® Floating Rate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
Nederlandse Waterschapsbank NV
2.34%, 02/24/20, (3 mo. LIBOR US + 0.030%)(a)(b)(c)	$4,750	$4,750,760
2.36%, 08/09/19, (3 mo. LIBOR US + 0.020%)(a)(c)	42,500	42,505,100
Nordea Bank AB
2.79%, 05/29/20, (3 mo. LIBOR US + 0.470%)(a)(c)	21,630	21,672,611
3.30%, 05/27/21, (3 mo. LIBOR US + 0.990%)(a)(c)	4,450	4,509,853
Oesterreichische Kontrollbank AG, 2.50%, 11/04/19,
(3 mo. LIBOR US + 0.160%)(a)	19,995	20,030,191
PNC Bank N.A.
2.68%, 05/19/20, (3 mo. LIBOR US + 0.360%)(a)(b)(e)	9,395	9,406,274
2.72%, 12/07/18, (3 mo. LIBOR US + 0.400%)(a)(e)	8,713	8,715,353
2.72%, 01/22/21, (3 mo. LIBOR US + 0.250%)(a)(e)	8,600	8,584,090
3.01%, 07/27/22, (3 mo. LIBOR US + 0.500%)(a)(b)(e)	17,600	17,528,544
Regions Bank/Birmingham AL
2.78%, 04/01/21 (Call 03/01/21), (3 mo. LIBOR US + 0.380%)(a)	15,395	15,346,968
2.84%, 08/13/21 (Call 08/13/20), (3 mo. LIBOR US + 0.500%)(a)	20,500	20,474,785
Royal Bank of Canada
2.56%, 08/29/19, (3 mo. LIBOR US + 0.240%)(a)	9,290	9,297,525
2.70%, 03/02/20, (3 mo. LIBOR US + 0.380%)(a)	15,032	15,069,881
2.75%, 10/26/20, (3 mo. LIBOR US + 0.240%)(a)	20,519	20,506,278
2.77%, 07/22/20, (3 mo. LIBOR US + 0.300%)(a)(b)	250	250,053
2.84%, 03/06/20, (3 mo. LIBOR US + 0.520%)(a)	20,019	20,108,885
2.86%, 01/10/19, (3 mo. LIBOR US + 0.450%)(a)	7,560	7,564,082
2.86%, 03/15/19, (3 mo. LIBOR US + 0.530%)(a)(b)	16,713	16,738,738
2.91%, 04/30/21, (3 mo. LIBOR US + 0.390%)(a)	38,538	38,577,694
2.99%, 07/29/19, (3 mo. LIBOR US + 0.480%)(a)(b)	8,133	8,151,869
3.07%, 02/01/22, (3 mo. LIBOR US + 0.730%)(a)(b)	37,802	38,155,449
3.07%, 10/05/23, (3 mo. LIBOR US + 0.660%)(a)	8,000	7,954,160
3.15%, 04/15/19, (3 mo. LIBOR US + 0.710%)(a)	7,520	7,538,950
Royal Bank of Scotland Group PLC
3.78%, 05/15/23 (Call 05/15/22), (3 mo. LIBOR US + 1.470%)(a)	31,135	31,325,235
3.92%, 06/25/24 (Call 06/25/23), (3 mo. LIBOR US + 1.550%)(a)	8,000	8,012,640
Santander UK PLC
2.88%, 11/03/20, (3 mo. LIBOR US + 0.300%)(a)(b)	10,705	10,699,540
2.94%, 06/01/21, (3 mo. LIBOR US + 0.620%)(a)(b)	18,500	18,582,510
3.81%, 03/14/19, (3 mo. LIBOR US + 1.480%)(a)	11,207	11,260,121
Skandinaviska Enskilda Banken AB
2.74%, 05/17/21, (3 mo. LIBOR US + 0.430%)(a)(c)	17,400	17,407,134
2.90%, 09/13/19, (3 mo. LIBOR US + 0.570%)(a)(c)	14,880	14,931,187
Societe Generale SA, 3.74%, 04/08/21,
(3 mo. LIBOR US + 1.330%)(a)(c)	800	815,400
Standard Chartered PLC
3.45%, 08/19/19, (3 mo. LIBOR US + 1.130%)(a)(c)	18,750	18,863,812
3.56%, 01/20/23 (Call 01/04/22), (3 mo. LIBOR US + 1.150%)(a)(c)	1,725	1,726,915
State Street Corp., 3.22%, 08/18/20,
(3 mo. LIBOR US + 0.900%)(a)(b)	12,033	12,181,608
Sumitomo Mitsui Banking Corp.
2.75%, 10/18/19, (3 mo. LIBOR US + 0.310%)(a)	14,370	14,378,909
2.80%, 01/17/20, (3 mo. LIBOR US + 0.350%)(a)(b)	36,310	36,336,506
2.96%, 01/11/19, (3 mo. LIBOR US + 0.540%)(a)	13,723	13,731,783
3.38%, 01/18/19, (3 mo. LIBOR US + 0.940%)(a)	11,590	11,607,617
Sumitomo Mitsui Financial Group Inc.
3.18%, 10/18/22, (3 mo. LIBOR US + 0.740%)(a)	20,719	20,742,412
3.19%, 01/17/23, (3 mo. LIBOR US + 0.740%)(a)	10,525	10,525,421
3.21%, 07/12/22, (3 mo. LIBOR US + 0.780%)(a)	21,130	21,198,884

Security	Par (000)	Value

Banks (continued)
3.24%, 10/16/23, (3 mo. LIBOR US + 0.800%)(a)	$6,000	$5,999,640
3.31%, 07/19/23, (3 mo. LIBOR US + 0.860%)(a)(b)	6,150	6,177,491
3.55%, 07/14/21, (3 mo. LIBOR US +1.110%)(a)	16,359	16,602,913
3.59%, 10/19/21, (3 mo. LIBOR US + 1.140%)(a)(b)	16,425	16,698,148
4.01%, 03/09/21, (3 mo. LIBOR US + 1.680%)(a)(b)	17,265	17,735,126
Sumitomo Mitsui Trust Bank Ltd.
2.78%, 09/19/19, (3 mo. LIBOR US + 0.440%)(a)(c)	2,525	2,529,394
2.83%, 03/06/19, (3 mo. LIBOR US + 0.510%)(a)(b)(c)	21,141	21,162,564
3.35%, 10/18/19, (3 mo. LIBOR US + 0.910%)(a)(c)	500	503,105
SunTrust Bank/Atlanta GA
2.94%, 08/02/22 (Call 08/02/21), (3 mo. LIBOR US + 0.590%)(a)	2,750	2,744,500
3.01%, 10/26/21 (Call 10/26/20), (3 mo. LIBOR US + 0.500%)(a)	5,000	5,000,400
3.06%, 01/31/20 (Call 12/31/19), (3 mo. LIBOR US + 0.530%)(a)	23,920	24,011,614
Svenska Handelsbanken AB
2.21%, 02/12/19 .	1,500	1,500,770
2.69%, 09/08/20, (3 mo. LIBOR US + 0.360%)(a)(b)	20,064	20,104,329
2.78%, 05/24/21, (3 mo. LIBOR US + 0.470%)(a)(b)	32,750	32,845,302
2.81%, 09/06/19, (3 mo. LIBOR US + 0.490%)(a)(b)	29,060	29,135,556
2.82%, 06/17/19, (3 mo. LIBOR US + 0.490%)(a)	7,550	7,566,157
Swedbank AB, 3.03%, 03/14/22,
(3 mo. LIBOR US + 0.700%)(a)(c)	11,150	11,230,838
Synchrony Bank, 3.01%, 03/30/20,
(3 mo. LIBOR US + 0.625%)(a)	21,128	21,110,464
Toronto-Dominion Bank (The)
2.59%, 09/17/20, (3 mo. LIBOR US + 0.260%)(a)	21,345	21,359,728
2.61%, 06/11/20, (3 mo. LIBOR US + 0.280%)(a)	750	750,998
2.64%, 10/24/19, (3 mo. LIBOR US + 0.150%)(a)	19,616	19,615,412
2.73%, 01/25/21, (3 mo. LIBOR US + 0.240%)(a)	13,038	13,029,004
2.76%, 06/11/21, (3 mo. LIBOR US + 0.430%)(a)	4,100	4,113,448
2.84%, 07/02/19, (3 mo. LIBOR US + 0.440%)(a)	18,860	18,901,303
2.86%, 01/18/19, (3 mo. LIBOR US + 0.420%)(a)	10,965	10,972,018
2.90%, 11/05/19, (3 mo. LIBOR US + 0.560%)(a)(b)	14,862	14,921,448
3.09%, 07/19/23, (3 mo. LIBOR US + 0.640%)(a)	12,755	12,767,117
3.26%, 12/14/20, (3 mo. LIBOR US + 0.930%)(a)	2,440	2,474,916
3.31%, 01/22/19, (3 mo. LIBOR US + 0.840%)(a)(b)	8,635	8,648,989
3.41%, 04/07/21, (3 mo. LIBOR US + 1.000%)(a)	22,638	22,995,680
U.S. Bank N.A./Cincinnati OH
2.44%, 03/14/19 (Call 02/14/19), (3 mo. LIBOR US + 0.120%)(a)	585	585,029
2.46%, 05/24/19 (Call 04/24/19), (3 mo. LIBOR US + 0.150%)(a)(b)	6,953	6,954,112
2.57%, 01/17/20 (Call 12/17/19), (3 mo. LIBOR US + 0.125%)(a)	950	949,544
2.60%, 05/21/21 (Call 05/21/20), (3 mo. LIBOR US + 0.290%)(a)	16,530	16,525,702
2.62%, 10/23/20 (Call 09/23/20), (3 mo. LIBOR US + 0.140%)(a)	6,175	6,161,477
2.74%, 07/24/20 (Call 06/24/20), (3 mo. LIBOR US + 0.250%)(a)	8,350	8,353,507
2.81%, 01/24/20 (Call 12/24/19), (3 mo. LIBOR US + 0.320%)(a)	26,150	26,190,009
2.83%, 04/26/21 (Call 03/26/21), (3 mo. LIBOR US + 0.320%)(a)(b)	28,425	28,436,086
2.99%, 10/28/19 (Call 09/28/19), (3 mo. LIBOR US + 0.480%)(a)	18,640	18,694,056

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) October 31, 2018	iShares® Floating Rate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
UBS AG/London
2.80%, 12/01/20 (Call 11/01/20), (3 mo. LIBOR US + 0.480%)(a)(c)	$20,874	$20,901,554
2.91%, 06/08/20 (Call 05/08/20), (3 mo. LIBOR US + 0.580%)(a)(c)	20,740	20,830,012
UBS AG/Stamford CT, 2.96%, 08/14/19, (3 mo. LIBOR US + 0.640%)(a)(b)	13,245	13,292,417
UBS Group Funding Switzerland AG
3.26%, 08/15/23 (Call 08/15/22), (3 mo. LIBOR US + 0.950%)(a)(c)	17,500	17,538,325
3.53%, 05/23/23 (Call 05/23/22), (3 mo. LIBOR US + 1.220%)(a)(b)(c)	17,340	17,495,540
3.81%, 09/24/20, (3 mo. LIBOR US + 1.440%)(a)(c)	2,500	2,546,125
3.88%, 02/01/22, (3 mo. LIBOR US + 1.530%)(a)(c)	25,200	25,846,632
4.22%, 04/14/21, (3 mo. LIBOR US + 1.780%)(a)(c)	30,880	31,773,667
United Overseas Bank Ltd., 2.96%, 04/23/21,
(3 mo. LIBOR US + 0.480%)(a)(c)	250	250,468
Wells Fargo & Co.
2.93%, 04/22/19, (3 mo. LIBOR US + 0.460%)(a)	29,763	29,801,990
3.27%, 02/11/22 (Call 02/11/21), (3 mo. LIBOR US + 0.930%)(a)	47,787	48,238,587
3.33%, 12/07/20, (3 mo. LIBOR US + 1.010%)(a)(b)	12,540	12,696,875
3.35%, 07/22/20, (3 mo. LIBOR US + 0.880%)(a)	22,208	22,399,211
3.53%, 07/26/21, (3 mo. LIBOR US + 1.025%)(a)	45,120	45,769,277
3.60%, 01/24/23 (Call 01/24/22), (3 mo. LIBOR US +1.110%)(a)	13,280	13,461,405
3.66%, 03/04/21, (3 mo. LIBOR US + 1.340%)(a)(b)	49,413	50,362,224
Series N, 3.20%, 01/30/20, (3 mo. LIBOR US + 0.680%)(a)	17,710	17,798,550
Wells Fargo Bank N.A.
2.67%, 01/15/20, (3 mo. LIBOR US + 0.230%)(a)(b)	14,370	14,370,287
2.75%, 01/15/21, (3 mo. LIBOR US + 0.310%)(a)(b)	18,595	18,564,690
2.81%, 11/28/18, (3 mo. LIBOR US + 0.500%)(a)	8,200	8,202,706
2.91%, 05/24/19, (3 mo. LIBOR US + 0.600%)(a)	28,270	28,329,932
2.97%, 12/06/19, (3 mo. LIBOR US + 0.650%)(a)	21,594	21,697,003
2.98%, 07/23/21 (Call 07/23/20), (3 mo. LIBOR US + 0.500%)(a)	29,405	29,429,112
Westpac Banking Corp.
2.59%, 05/15/20, (3 mo. LIBOR US + 0.280%)(a)	1,860	1,860,744
2.75%, 03/06/20, (3 mo. LIBOR US + 0.430%)(a)	22,145	22,204,127
2.83%, 01/25/21, (3 mo. LIBOR US + 0.340%)(a)	13,053	13,058,482
2.88%, 08/19/19, (3 mo. LIBOR US + 0.560%)(a)	14,040	14,082,401
2.99%, 01/11/23, (3 mo. LIBOR US + 0.570%)(a)	17,657	17,605,618
3.03%, 05/15/23, (3 mo. LIBOR US + 0.720%)(a)(b)	19,125	19,185,626
3.05%, 11/23/18, (3 mo. LIBOR US + 0.740%)(a)	19,225	19,232,690
3.10%, 06/28/22, (3 mo. LIBOR US + 0.710%)(a)	11,730	11,784,662
3.17%, 08/19/21, (3 mo. LIBOR US + 0.850%)(a)	8,593	8,700,069
3.27%, 01/11/22, (3 mo. LIBOR US + 0.850%)(a)	17,201	17,377,654
3.33%, 05/13/19, (3 mo. LIBOR US + 0.710%)(a)	3,550	3,561,183

		6,228,962,450
Beverages — 0.6%
Anheuser-Busch InBev Finance Inc.
2.74%, 02/01/19, (3 mo. LIBOR US + 0.400%)(a)	1,675	1,675,754
3.60%, 02/01/21, (3 mo. LIBOR US + 1.260%)(a)(b)	6,555	6,691,934
Anheuser-Busch InBev Worldwide Inc., Series 5, 3.17%, 01/12/24, (3 mo. LIBOR US + 0.740%)(a)	5,000	4,991,800
Constellation Brands Inc., 3.27%, 11/15/21
(Call 10/30/19), (3 mo. LIBOR US + 0.700%)(a)	8,890	8,885,110
Diageo Capital PLC, 2.56%, 05/18/20,
(3 mo. LIBOR US + 0.240%)(a)	25,700	25,730,583

Security	Par (000)	Value

Beverages (continued)
PepsiCo Inc.
2.39%, 05/02/19, (3 mo. LIBOR US + 0.040%)(a)	$17,218	$17,216,795
2.71%, 05/02/22, (3 mo. LIBOR US + 0.365%)(a)(b)	3,857	3,882,263
2.90%, 02/22/19, (3 mo. LIBOR US + 0.590%)(a)	2,380	2,384,165

		71,458,404
Biotechnology — 0.6%
Amgen Inc.
2.66%, 05/10/19, (3 mo. LIBOR US + 0.320%)(a)(b)	23,718	23,735,788
2.79%, 05/11/20, (3 mo. LIBOR US + 0.450%)(a)(b)	18,600	18,654,870
2.91%, 05/22/19, (3 mo. LIBOR US + 0.600%)(a)	1,505	1,508,838
Gilead Sciences Inc., 2.59%, 09/20/19,
(3 mo. LIBOR US + 0.250%)(a)(b)	23,365	23,375,047

		67,274,543
Building Materials — 0.2%
Martin Marietta Materials Inc.
2.84%, 12/20/19, (3 mo. LIBOR US + 0.500%)(a)	9,650	9,658,492
2.96%, 05/22/20, (3 mo. LIBOR US + 0.650%)(a)(b)	2,807	2,813,259
Vulcan Materials Co., 2.97%, 03/01/21,
(3 mo. LIBOR US + 0.650%)(a)	13,099	13,101,489

		25,573,240
Chemicals — 0.1%
EI du Pont de Nemours & Co., 2.87%, 05/01/20,
(3 mo. LIBOR US + 0.530%)(a)(b)	12,045	12,101,732

Commercial Services — 0.0%
Equifax Inc., 3.18%, 08/15/21,
(3 mo. LIBOR US + 0.870%)(a)	3,465	3,485,963
Korea Expressway Corp., 3.17%, 04/20/20,
(3 mo. LIBOR US + 0.700%)(a)(f)	700	702,254

		4,188,217
Computers — 2.7%
Apple Inc.
2.41%, 05/11/20, (3 mo. LIBOR US + 0.070%)(a)(b)	11,950	11,947,968
2.42%, 02/08/19, (3 mo. LIBOR US + 0.080%)(a)	6,705	6,706,207
2.48%, 08/02/19, (3 mo. LIBOR US + 0.140%)(a)	17,395	17,407,003
2.54%, 02/07/20, (3 mo. LIBOR US + 0.200%)(a)(b)	23,630	23,671,352
2.59%, 02/07/20, (3 mo. LIBOR US + 0.250%)(a)	14,275	14,308,832
2.64%, 05/06/19, (3 mo. LIBOR US + 0.300%)(a)(b)	29,909	29,950,574
2.64%, 05/06/20, (3 mo. LIBOR US + 0.300%)(a)(b)	7,192	7,216,453
2.69%, 05/11/22, (3 mo. LIBOR US + 0.350%)(a)(b)	26,955	27,116,730
2.84%, 02/09/22, (3 mo. LIBOR US + 0.500%)(a)(b)	26,843	27,152,500
3.13%, 02/22/19, (3 mo. LIBOR US + 0.820%)(a)(b)	15,810	15,846,837
3.44%, 02/23/21, (3 mo. LIBOR US + 1.130%)(a)(b)	12,940	13,244,349
DXC Technology Co., 3.27%, 03/01/21 (Call 11/26/18),
(3 mo. LIBOR US + 0.950%)(a)(b)	6,815	6,813,501
Hewlett Packard Enterprise Co., 3.06%, 10/05/21
(Call 09/20/19), (3 mo. LIBOR US + 0.720%)(a)	6,950	6,952,293
IBM Credit LLC
2.47%, 09/06/19, (3 mo. LIBOR US + 0.150%)(a)	7,205	7,209,395
2.50%, 02/05/21, (3 mo. LIBOR US + 0.160%)(a)	28,575	28,580,143
2.73%, 01/20/21, (3 mo. LIBOR US + 0.260%)(a)	23,883	23,943,663
International Business Machines Corp.
2.71%, 02/12/19, (3 mo. LIBOR US + 0.370%)(a)	19,598	19,615,834
2.74%, 01/27/20, (3 mo. LIBOR US + 0.230%)(a)	27,065	27,111,552
2.92%, 11/06/21, (3 mo. LIBOR US + 0.580%)(a)(b)	4,100	4,135,711

		318,930,897
Cosmetics & Personal Care — 0.0%
Procter &Gamble Co. (The), 2.61%, 11/01/19, (3 mo. LIBOR US + 0.270%)(a)	4,371	4,380,267

36	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® Floating Rate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services — 2.1%
American Express Co.
2.84%, 05/17/21 (Call 04/17/21), (3 mo. LIBOR US + 0.525%)(a)	$17,150	$17,193,389
2.85%, 10/30/20 (Call 09/29/20), (3 mo. LIBOR US + 0.330%)(a)(b)	12,999	12,993,280
2.95%, 08/01/22 (Call 07/01/22), (3 mo. LIBOR US + 0.610%)(a)	11,725	11,701,316
2.96%, 02/27/23 (Call 01/27/23), (3 mo. LIBOR US + 0.650%)(a)	11,590	11,589,884
3.10%, 08/03/23 (Call 07/03/23), (3 mo. LIBOR US + 0.750%)(a)	2,000	1,996,040
American Express Credit Corp.
2.68%, 05/03/19 (Call 04/03/19), (3 mo. LIBOR US + 0.330%)(a)	21,460	21,472,876
2.75%, 03/03/20 (Call 02/03/20), (3 mo. LIBOR US + 0.430%)(a)	17,520	17,553,463
2.80%, 08/15/19, (3 mo. LIBOR US + 0.490%)(a)(b)	29,795	29,860,549
2.89%, 03/18/19, (3 mo. LIBOR US + 0.550%)(a)(b)	30,333	30,379,409
3.02%, 03/03/22 (Call 02/03/22), (3 mo. LIBOR US + 0.700%)(a)	7,631	7,662,287
3.04%, 05/26/20 (Call 04/25/20), (3 mo. LIBOR US + 0.730%)(a)	7,837	7,885,981
3.09%, 10/30/19 (Call 09/30/19), (3 mo. LIBOR US + 0.570%)(a)(b)	4,000	4,012,400
Series F, 3.38%, 09/14/20 (Call 09/14/20), (3 mo. LIBOR US + 1.050%)(a)(b)	10,659	10,861,308
BOC Aviation Ltd., 3.40%, 05/02/21, (3 mo. LIBOR US + 1.050%)(a)(f)	1,245	1,252,570
Capital One Bank USA N.A., 3.03%, 12/09/19 (Call 12/09/18), (3 mo. LIBOR US + 0.700%)(a)	750	750,600
Charles Schwab Corp. (The), 2.63%, 05/21/21 (Call 04/21/21), (3 mo. LIBOR US + 0.320%)(a)	20,025	20,060,444
Federation des Caisses Desjardins du Quebec, 2.85%, 10/30/20, (3 mo. LIBOR US + 0.330%)(a)(c)	13,475	13,479,582
ICBCIL Finance Co. Ltd., 4.01%, 11/13/18, (3 mo. LIBOR US + 1.670%)(a)(f)	2,500	2,500,875
Nasdaq Inc., 2.76%, 03/22/19, (3 mo. LIBOR US + 0.390%)(a)	5,100	5,101,479
National Rural Utilities Cooperative Finance Corp., 2.61%, 04/05/19, (3 mo. LIBOR US + 0.200%)(a)(b)	4,300	4,300,387
TD Ameritrade Holding Corp., 2.97%, 11/01/21, (3 mo. LIBOR US + 0.430%)	12,500	12,501,750
USAA Capital Corp., 2.57%, 02/01/19, (3 mo. LIBOR US + 0.230%)(a)(c)	4,370	4,371,530

		249,481,399
Electric — 1.7%
Consolidated Edison Co. of New York Inc., Series C, 2.77%, 06/25/21, (3 mo. LIBOR US + 0.400%)(a)(b)	24,480	24,567,149
Dominion Energy Inc.
2.87%, 06/01/19, (3 mo. LIBOR US + 0.550%)(a)(c)	16,425	16,451,116
2.91%, 05/15/20 (Call 11/26/18), (3 mo. LIBOR US + 0.600%)(a)(b)(c)	10,450	10,447,701
Duke Energy Progress LLC, 2.51%, 09/08/20, (3 mo. LIBOR US + 0.180%)(a)	10,215	10,229,403
Mississippi Power Co., 3.03%, 03/27/20 (Call 12/14/18), (3 mo. LIBOR US + 0.650%)(a)	795	793,664
NextEra Energy Capital Holdings Inc., 2.86%, 08/28/21 (Call 08/28/19), (3 mo. LIBOR US + 0.550%)(a)	1,000	1,000,120

Security	Par (000)	Value

Electric (continued)
Sempra Energy
2.69%, 07/15/19, (3 mo. LIBOR US + 0.250%)(a)	$22,362	$22,364,013
2.78%, 03/15/21, (3 mo. LIBOR US + 0.450%)(a)	27,891	27,882,354
2.94%, 01/15/21 (Call 01/14/19), (3 mo. LIBOR US + 0.500%)(a)(b)	29,033	29,033,000
Southern Co. (The), 3.10%, 09/30/20 (Call 09/30/19), (3 mo. LIBOR US + 0.700%)(a)(c)	7,715	7,733,825
Southern Power Co., 2.89%, 12/20/20 (Call 12/20/18), (3 mo. LIBOR US + 0.550%)(a)(c)	55,070	55,045,218

		205,547,563
Electronics — 0.1%
Honeywell International Inc., 2.56%, 10/30/19, (3 mo. LIBOR US + 0.040%)(a)	7,925	7,922,622

Food — 1.6%
Campbell Soup Co.
2.83%, 03/16/20, (3 mo. LIBOR US + 0.500%)(a)	17,059	17,028,976
2.96%, 03/15/21, (3 mo. LIBOR US + 0.630%)(a)	22,650	22,602,888
Conagra Brands Inc., 2.91%, 10/09/20, (3 mo. LIBOR US + 0.500%)(a)	12,375	12,341,588
General Mills Inc.
2.98%, 04/16/21, (3 mo. LIBOR US + 0.540%)(a)	23,005	23,006,840
3.46%, 10/17/23, (3 mo. LIBOR US + 1.010%)(a)(b)	5,650	5,670,849
Kraft Heinz Foods Co.
2.76%, 08/09/19, (3 mo. LIBOR US + 0.420%)(a)	12,699	12,705,349
2.91%, 02/10/21, (3 mo. LIBOR US + 0.570%)(a)	15,752	15,760,191
3.16%, 08/10/22, (3 mo. LIBOR US + 0.820%)(a)(b)	15,270	15,327,873
Mondelez International Holdings Netherlands BV, 3.12%, 10/28/19, (3 mo. LIBOR US + 0.610%)(a)(c)	20,990	21,055,489
Mondelez International Inc., 2.86%, 02/01/19, (3 mo. LIBOR US + 0.520%)(a)	14,294	14,304,863
Tyson Foods Inc.
2.76%, 05/30/19, (3 mo. LIBOR US + 0.450%)(a)	13,665	13,680,715
2.76%, 08/21/20, (3 mo. LIBOR US + 0.450%)(a)	9,710	9,721,264
2.87%, 06/02/20, (3 mo. LIBOR US + 0.550%)(a)	7,970	7,988,331

		191,195,216
Gas — 0.0%
WGL Holdings Inc., 2.72%, 11/29/19, (3 mo. LIBOR US + 0.400%)(a)	3,175	3,173,698

Health Care - Products — 0.8%
Becton Dickinson and Co.
3.26%, 12/29/20 (Call 03/04/19), (3 mo. LIBOR US + 0.875%)(a)(b)	35,687	35,716,620
3.35%, 06/06/22, (3 mo. LIBOR US + 1.030%)(a)(b)	15,200	15,268,248
Medtronic Inc., 3.13%, 03/15/20, (3 mo. LIBOR US + 0.800%)(a)(b)	22,631	22,821,779
Zimmer Biomet Holdings Inc., 3.09%, 03/19/21 (Call 03/19/19), (3 mo. LIBOR US + 0.750%)(a)	17,780	17,785,512

		91,592,159
Health Care - Services — 1.0%
Halfmoon Parent Inc.
2.68%, 03/17/20, (3 mo. LIBOR US + 0.350%)(a)(c)	17,675	17,680,126
2.98%, 09/17/21 (Call 09/17/19), (3 mo. LIBOR US + 0.650%)(a)(b)(c)	28,650	28,664,898
3.33%, 07/15/23 (Call 06/15/23), (3 mo. LIBOR US + 0.890%)(a)(c)	18,075	18,051,502
Roche Holdings Inc., 2.73%, 09/30/19, (3 mo. LIBOR US + 0.340%)(a)(c)	21,580	21,631,792

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) October 31, 2018	iShares® Floating Rate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care - Services (continued)
UnitedHealth Group Inc.
2.51%, 10/15/20, (3 mo. LIBOR US + 0.070%)(a)	$16,050	$16,010,999
2.59%, 06/15/21, (3 mo. LIBOR US + 0.260%)(a)	13,750	13,743,950

		115,783,267
Household Products & Wares — 0.2%
Church & Dwight Co. Inc., 2.64%, 01/25/19, (3 mo. LIBOR US + 0.150%)(a)	10,300	10,297,116
Reckitt Benckiser Treasury Services PLC, 2.93%, 06/24/22, (3 mo. LIBOR US + 0.560%)(a)(c)	7,075	7,067,500

		17,364,616
Insurance — 2.3%
AIA Group Ltd., 2.86%, 09/20/21 (Call 08/20/21), (3 mo. LIBOR US + 0.520%)(a)(c)	10,750	10,760,105
Assurant Inc., 3.62%, 03/26/21 (Call 03/26/19), (3 mo. LIBOR US + 1.250%)(a)	6,178	6,191,406
Athene Global Funding 3.61%, 04/20/20, (3 mo. LIBOR US + 1.140%)(a)(c)	5,555	5,611,994
3.63%, 07/01/22, (3 mo. LIBOR US + 1.230%)(a)(c)	10,700	10,886,822
Berkshire Hathaway Finance Corp.
2.67%, 01/11/19, (3 mo. LIBOR US + 0.250%)(a)	8,073	8,075,341
2.73%, 01/10/20, (3 mo. LIBOR US + 0.320%)(a)	11,154	11,171,958
3.02%, 03/15/19, (3 mo. LIBOR US + 0.690%)(a)	19,387	19,433,529
Jackson National Life Global Funding
2.63%, 12/27/18, (3 mo. LIBOR US + 0.250%)(a)(c)	16,380	16,382,293
2.74%, 10/15/20, (3 mo. LIBOR US + 0.300%)(a)(b)(c)	7,500	7,496,700
2.81%, 04/27/20, (3 mo. LIBOR US + 0.300%)(a)(c)	5,150	5,147,786
2.81%, 06/11/21, (3 mo. LIBOR US + 0.480%)(a)(c)	2,750	2,760,560
3.11%, 06/27/22, (3 mo. LIBOR US + 0.730%)(a)(c)	26,175	26,404,293
Metropolitan Life Global Funding I
2.56%, 09/19/19, (3 mo. LIBOR US + 0.220%)(a)(c)	13,360	13,372,558
2.64%, 01/08/21, (3 mo. LIBOR US + 0.230%)(a)(c)	7,720	7,710,582
2.73%, 06/12/20, (3 mo. LIBOR US + 0.400%)(a)(b)(c)	14,120	14,147,110
2.75%, 09/07/20, (3 mo. LIBOR US + 0.570%)(a)(c)	15,000	15,014,850
2.77%, 12/19/18, (3 mo. LIBOR US + 0.430%)(a)(c)	14,843	14,848,344
New York Life Global Funding
2.55%, 04/12/19, (3 mo. LIBOR US + 0.120%)(a)(c)	3,450	3,449,310
2.56%, 10/01/20, (3 mo. LIBOR US + 0.160%)(a)(b)(c)	7,750	7,755,348
2.57%, 01/21/20, (3 mo. LIBOR US + 0.100%)(a)(c)	11,665	11,654,385
2.66%, 08/06/21, (3 mo. LIBOR US + 0.320%)(a)(c)	8,290	8,295,554
2.68%, 04/09/20, (3 mo. LIBOR US + 0.270%)(a)(c)	14,075	14,088,371
2.85%, 06/10/22, (3 mo. LIBOR US + 0.520%)(a)(c)	14,085	14,133,030
2.88%, 10/24/19, (3 mo. LIBOR US + 0.390%)(a)(c)	2,720	2,726,800
Principal Life Global Funding II
2.61%, 02/22/19, (3 mo. LIBOR US + 0.300%)(a)(b)(c)	8,750	8,753,500
2.67%, 06/26/20, (3 mo. LIBOR US + 0.300%)(a)(c)	6,220	6,221,244

		272,493,773
Internet — 0.2%
eBay Inc.
2.82%, 08/01/19, (3 mo. LIBOR US + 0.480%)(a)	11,965	11,986,657
3.39%, 01/30/23, (3 mo. LIBOR US + 0.870%)(a)(b)	10,324	10,384,705
Tencent Holdings Ltd., 3.05%, 01/19/23, (3 mo. LIBOR US + 0.605%)(a)(f)	4,675	4,653,822

		27,025,184
Machinery — 1.5%
Caterpillar Financial Services Corp.
2.45%, 11/29/19, (3 mo. LIBOR US + 0.130%)(a)(b)	23,986	23,983,122
2.50%, 12/06/18, (3 mo. LIBOR US + 0.180%)(a)(b)	7,495	7,495,525
2.56%, 03/15/21, (3 mo. LIBOR US + 0.230%)(a)	10,600	10,599,258
2.60%, 09/07/21, (3 mo. LIBOR US + 0.280%)(a)	3,900	3,897,543

Security	Par (000)	Value

Machinery (continued)
2.61%, 09/04/20, (3 mo. LIBOR US + 0.290%)(a)(b)	$13,880	$13,899,987
2.80%, 05/15/20, (3 mo. LIBOR US + 0.180%)(a)(b)	12,750	12,747,322
2.92%, 01/10/20, (3 mo. LIBOR US + 0.510%)(a)(b)	20,623	20,708,585
John Deere Capital Corp.
2.53%, 07/05/19, (3 mo. LIBOR US + 0.120%)(a)	2,000	2,000,220
2.57%, 01/08/21, (3 mo. LIBOR US + 0.160%)(a)	5,000	4,991,850
2.57%, 03/12/21, (3 mo. LIBOR US + 0.240%)(a)	13,740	13,755,389
2.59%, 01/07/20, (3 mo. LIBOR US + 0.180%)(a)	4,650	4,651,209
2.60%, 10/09/20, (3 mo. LIBOR US + 0.170%)(a)(b)	7,500	7,495,275
2.63%, 03/13/20, (3 mo. LIBOR US + 0.300%)(a)	6,107	6,116,038
2.66%, 06/22/20, (3 mo. LIBOR US + 0.290%)(a)	12,425	12,449,229
2.81%, 09/08/22, (3 mo. LIBOR US + 0.480%)(a)(b)	18,420	18,450,025
2.87%, 06/07/23, (3 mo. LIBOR US + 0.550%)(a)(b)	11,375	11,410,262
Wabtec Corp., 3.38%, 09/15/21 (Call 09/15/19), (3 mo. LIBOR US + 1.050%)(a)	4,315	4,322,336

		178,973,175
Manufacturing — 0.7%
General Electric Co.
2.95%, 01/14/19, (3 mo. LIBOR US + 0.510%)(a)	1,540	1,540,293
3.03%, 01/09/20 (Call 12/09/19), (3 mo. LIBOR US + 0.620%)(a)(b)	4,726	4,732,191
3.33%, 03/15/23, (3 mo. LIBOR US + 1.000%)(a)	6,282	6,208,438
3.44%, 04/15/23, (3 mo. LIBOR US + 1.000%)(a)	4,345	4,278,217
Siemens Financieringsmaatschappij NV
2.65%, 09/13/19, (3 mo. LIBOR US + 0.320%)(a)(c)	28,365	28,421,446
2.67%, 03/16/20, (3 mo. LIBOR US + 0.340%)(a)(c)	18,565	18,610,484
2.94%, 03/16/22, (3 mo. LIBOR US + 0.610%)(a)(c)	14,900	15,035,888
Textron Inc., 2.89%, 11/10/20 (Call 11/12/18), (3 mo. LIBOR US + 0.550%)(a)	2,363	2,359,078

		81,186,035
Media — 1.3%
Comcast Corp.
2.74%, 10/01/20, (3 mo. LIBOR US + 0.330%)(a)(b)	25,775	25,783,506
2.85%, 10/01/21, (3 mo. LIBOR US + 0.440%)(a)	25,350	25,350,254
Discovery Communications LLC, 3.05%, 09/20/19, (3 mo. LIBOR US + 0.710%)(a)(b)	25,198	25,284,933
NBCUniversal Enterprise Inc., 2.80%, 04/01/21, (3 mo. LIBOR US + 0.400%)(a)(c)	27,575	27,564,521
Walt Disney Co. (The)
2.45%, 03/04/20, (3 mo. LIBOR US + 0.130%)(a)	13,628	13,639,584
2.51%, 06/05/20, (3 mo. LIBOR US + 0.190%)(a)(b)	12,144	12,162,702
2.71%, 03/04/22, (3 mo. LIBOR US + 0.390%)(a)	18,119	18,241,303
2.73%, 01/08/19, (3 mo. LIBOR US + 0.320%)(a)	6,480	6,482,851

		154,509,654
Oil & Gas — 2.4%
BP Capital Markets PLC, 2.99%, 09/19/22, (3 mo. LIBOR US + 0.650%)(a)(b)	16,100	16,270,338
Chevron Corp.
2.40%, 02/28/19, (3 mo. LIBOR US + 0.090%)(a)(b)	5,200	5,200,780
2.53%, 03/03/20, (3 mo. LIBOR US + 0.210%)(a)	13,804	13,827,605
2.72%, 11/15/19, (3 mo. LIBOR US + 0.410%)(a)(b)	13,692	13,743,619
2.80%, 03/03/22, (3 mo. LIBOR US + 0.480%)(a)(b)	7,453	7,522,760
2.83%, 11/16/18, (3 mo. LIBOR US + 0.510%)(a)	2,800	2,800,532
2.84%, 11/15/21, (3 mo. LIBOR US + 0.530%)(a)(b)	436	440,844
2.85%, 03/03/22, (3 mo. LIBOR US + 0.530%)(a)	12,510	12,637,477
ConocoPhillips Co., 3.21%, 05/15/22, (3 mo. LIBOR US + 0.900%)(a)	15,381	15,642,785
EQT Corp., 3.17%, 10/01/20 (Call 11/29/18), (3 mo. LIBOR US + 0.770%)(a)	31,175	31,183,417

38	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® Floating Rate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas (continued)
Equinor ASA, 2.80%, 11/08/18, (3 mo. LIBOR US + 0.460%)(a)	$25,008	$25,010,001
Exxon Mobil Corp.
2.48%, 03/15/19, (3 mo. LIBOR US + 0.150%)(a)	11,944	11,948,658
2.69%, 03/06/22, (3 mo. LIBOR US + 0.370%)(a)(b)	6,080	6,126,937
Petroleos Mexicanos, 5.98%, 03/11/22,
(3 mo. LIBOR US + 3.650%)(a)(b)	20,384	21,139,839
Phillips 66
2.91%, 02/26/21 (Call 03/01/19), (3 mo. LIBOR US + 0.600%)(a)	25,956	25,976,765
3.09%, 04/15/19 (Call 12/14/18), (3 mo. LIBOR US + 0.650%)(a)(c)	4,630	4,632,222
3.19%, 04/15/20 (Call 12/14/18), (3 mo. LIBOR US + 0.750%)(a)(b)(c)	6,860	6,861,578
Shell International Finance BV
2.68%, 09/12/19, (3 mo. LIBOR US + 0.350%)(a)	18,301	18,344,190
2.79%, 05/11/20, (3 mo. LIBOR US + 0.450%)(a)(b)	23,048	23,184,444
2.92%, 11/10/18, (3 mo. LIBOR US + 0.580%)(a)	14,331	14,333,293
Sinopec Group Overseas Development 2014 Ltd.
3.33%, 04/10/19, (3 mo. LIBOR US + 0.920%)(a)(c)	10,930	10,948,472
3.33%, 04/10/19, (3 mo. LIBOR US + 0.920%)(a)(f)	1,000	1,001,690

		288,778,246
Pharmaceuticals — 2.4%
Allergan Funding SCS, 3.59%, 03/12/20, (3 mo. LIBOR US + 1.255%)(a)(b)	24,970	25,252,661
AstraZeneca PLC
2.85%, 11/16/18, (3 mo. LIBOR US + 0.530%)(a)	12,910	12,911,420
2.95%, 06/10/22, (3 mo. LIBOR US + 0.620%)(a)	8,000	8,014,800
2.98%, 08/17/23, (3 mo. LIBOR US + 0.665%)(a)	16,300	16,228,443
Bayer U.S. Finance II LLC
3.00%, 06/25/21 (Call 05/25/21), (3 mo. LIBOR US + 0.630%)(a)(c)	24,060	24,089,834
3.34%, 12/15/23 (Call 11/15/23), (3 mo. LIBOR US + 1.010%)(a)(c)	20,000	19,910,200
Cardinal Health Inc., 3.10%, 06/15/22, (3 mo. LIBOR US + 0.770%)(a)	7,284	7,264,333
CVS Health Corp.
2.96%, 03/09/20, (3 mo. LIBOR US + 0.630%)(a)(b)	38,845	38,966,585
3.05%, 03/09/21, (3 mo. LIBOR US + 0.720%)(a)(b)	36,310	36,509,705
Express Scripts Holding Co., 3.06%, 11/30/20 (Call 12/03/18), (3 mo. LIBOR US + 0.750%)(a)	11,795	11,810,687
GlaxoSmithKline Capital PLC, 2.67%, 05/14/21, (3 mo. LIBOR US + 0.350%)(a)	29,050	29,093,285
Johnson & Johnson, 2.59%, 03/01/19, (3 mo. LIBOR US + 0.270%)(a)	3,800	3,803,268
Merck & Co. Inc., 2.72%, 02/10/20, (3 mo. LIBOR US + 0.375%)(a)	24,773	24,861,687
Pfizer Inc., 2.65%, 09/15/23, (3 mo. LIBOR US + 0.330%)(a)	12,375	12,363,491
Zoetis Inc., 2.76%, 08/20/21, (3 mo. LIBOR US + 0.440%)(a)	9,850	9,845,765

		280,926,164
Pipelines — 0.6%
Enbridge Inc.
2.81%, 01/10/20, (3 mo. LIBOR US + 0.400%)(a)	12,760	12,736,904
3.03%, 06/15/20, (3 mo. LIBOR US + 0.700%)(a)	24,178	24,221,762
Spectra Energy Partners LP, 3.02%, 06/05/20, (3 mo. LIBOR US + 0.700%)(a)	22,345	22,403,321

Security	Par (000)	Value

Pipelines (continued)
TransCanada PipeLines Ltd., 2.89%, 11/15/19, (3 mo. LIBOR US + 0.275%)(a)(b)	$6,211	$6,219,447

		65,581,434
Real Estate Investment Trusts — 0.1%
AvalonBay Communities Inc., 2.87%, 01/15/21 (Call 11/15/18), (3 mo. LIBOR US + 0.430%)(a)	11,665	11,653,452
SL Green Operating Partnership LP, 3.32%, 08/16/21 (Call 08/16/19), (3 mo. LIBOR US + 0.980%)(a)	650	650,429

		12,303,881
Retail — 1.1%
Alimentation Couche-Tard Inc., 2.83%, 12/13/19 (Call 12/13/18), (3 mo. LIBOR US + 0.500%)(a)(c)	2,250	2,252,183
Dollar Tree Inc., 3.15%, 04/17/20 (Call 04/17/19), (3 mo. LIBOR US + 0.700%)(a)	33,031	33,061,058
Home Depot Inc. (The), 2.47%, 06/05/20, (3 mo. LIBOR US + 0.150%)(a)	20,289	20,315,376
Lowe’s Companies Inc., 2.75%, 09/10/19, (3 mo. LIBOR US + 0.420%)(a)	19,030	19,080,810
McDonald’s Corp., 2.94%, 10/28/21, (3 mo. LIBOR US + 0.430%)(a)	4,345	4,344,174
Walmart Inc.
2.38%, 10/09/19, (3 mo. LIBOR US - 0.030%)(a)(b)	9,025	9,018,502
2.41%, 06/23/20, (3 mo. LIBOR US + 0.040%)(a)(b)	15,500	15,503,720
2.60%, 06/23/21, (3 mo. LIBOR US + 0.230%)(a)(b)	22,350	22,447,446

		126,023,269
Semiconductors — 0.6%
Intel Corp.
2.42%, 05/11/20, (3 mo. LIBOR US + 0.080%)(a)(b)	32,336	32,337,293
2.69%, 05/11/22, (3 mo. LIBOR US + 0.350%)(a)(b)	23,473	23,595,060
QUALCOMM Inc., 3.25%, 01/30/23, (3 mo. LIBOR US + 0.730%)(a)	17,439	17,449,115

		73,381,468
Software — 0.2%
Oracle Corp.
2.92%, 10/08/19, (3 mo. LIBOR US + 0.510%)(a)(b)	12,933	12,988,870
3.02%, 01/15/19, (3 mo. LIBOR US + 0.580%)(a)	14,726	14,740,579

		27,729,449
Telecommunications — 2.5%
AT&T Inc.
3.00%, 03/11/19, (3 mo. LIBOR US + 0.670%)(a)(b)	23,668	23,705,632
3.07%, 06/01/21, (3 mo. LIBOR US + 0.750%)(a)	2,275	2,291,949
3.09%, 01/15/20, (3 mo. LIBOR US + 0.650%)(a)(b)	30,771	30,870,698
3.22%, 11/27/18, (3 mo. LIBOR US + 0.910%)(a)	9,496	9,500,653
3.32%, 06/30/20, (3 mo. LIBOR US + 0.930%)(a)(b)	29,682	29,950,325
3.39%, 07/15/21, (3 mo. LIBOR US + 0.950%)(a)(b)	39,707	40,150,130
Cisco Systems Inc.
2.68%, 09/20/19, (3 mo. LIBOR US + 0.340%)(a)	13,455	13,490,656
2.82%, 03/01/19, (3 mo. LIBOR US + 0.500%)(a)(b)	12,500	12,504,625
Deutsche Telekom International Finance BV, 3.03%, 01/17/20, (3 mo. LIBOR US + 0.580%)(a)(c)	10,450	10,485,217
Verizon Communications Inc.
2.68%, 08/15/19, (3 mo. LIBOR US + 0.370%)(a)	9,030	9,042,732
2.86%, 05/22/20, (3 mo. LIBOR US + 0.550%)(a)	59,781	60,058,384
3.33%, 03/16/22, (3 mo. LIBOR US + 1.000%)(a)(b)	28,189	28,640,588
Vodafone Group PLC, 3.43%, 01/16/24, (3 mo. LIBOR US + 0.990%)(a)	20,000	19,937,600

		290,629,189

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) October 31, 2018	iShares® Floating Rate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation — 0.3%
United Parcel Service Inc.
2.55%, 04/01/21, (3 mo. LIBOR US + 0.150%)(a)	$11,275	$11,273,985
2.70%, 05/16/22, (3 mo. LIBOR US + 0.380%)(a)	15,142	15,231,641
2.85%, 04/01/23, (3 mo. LIBOR US + 0.450%)(a)	3,615	3,623,242

		30,128,868
Trucking & Leasing — 0.0%
Aviation Capital Group LLC, 3.19%, 07/30/21, (3 mo. LIBOR US + 0.670%)(a)(c)	500	499,050

Total Corporate Bonds & Notes — 88.8% (Cost: $10,493,555,273)		10,500,622,020

Foreign Government Obligations(g)

Canada — 0.7%
Export Development Canada
2.35%, 08/13/19, (3 mo. LIBOR US + 0.010%)(a)(c)	27,350	27,356,837
2.40%, 10/18/19, (3 mo. LIBOR US - 0.040%)(a)(c)	2,900	2,899,449
2.44%, 11/23/20, (3 mo. LIBOR US + 0.130%)(a)(c)	21,850	21,909,214
Province of Quebec Canada
2.48%, 09/21/20, (3 mo. LIBOR US + 0.130%)(a)	3,100	3,105,952
2.75%, 07/21/19, (3 mo. LIBOR US + 0.280%)(a)(b)	30,675	30,731,135

		86,002,587
Finland — 0.2%
Municipality Finance PLC, 2.51%, 02/07/20, (3 mo. LIBOR US + 0.170%)(a)(c)	28,415	28,473,819

Japan — 0.3%
Japan Bank for International Cooperation
2.70%, 11/13/18, (3 mo. LIBOR US + 0.360%)(a)	9,940	9,941,093
2.80%, 06/01/20, (3 mo. LIBOR US + 0.480%)(a)	9,700	9,760,140
2.86%, 07/21/20, (3 mo. LIBOR US + 0.390%)(a)	7,240	7,271,784
2.88%, 02/24/20, (3 mo. LIBOR US + 0.570%)(a)(b)	7,200	7,243,488

		34,216,505
Norway — 1.0%
Kommunalbanken AS
2.37%, 03/12/21, (3 mo. LIBOR US + 0.040%)(a)(b)(c)	33,350	33,367,342
2.40%, 03/17/20, (3 mo. LIBOR US + 0.070%)(a)(c)	25,140	25,151,313
2.46%, 09/08/21, (3 mo. LIBOR US + 0.130%)(a)(c)	28,060	28,129,589
2.48%, 05/02/19, (3 mo. LIBOR US + 0.130%)(a)(c)	10,160	10,165,486
2.66%, 06/16/20, (3 mo. LIBOR US + 0.330%)(a)(c)	15,316	15,393,193

		112,206,923
South Korea — 0.5%
Export-Import Bank of Korea
2.90%, 06/01/21, (3 mo. LIBOR US + 0.575%)(a)	2,800	2,804,508
2.93%, 10/21/19, (3 mo. LIBOR US + 0.460%)(a)	23,950	23,974,429
3.01%, 05/26/19, (3 mo. LIBOR US + 0.700%)(a)(b)	10,110	10,131,433
3.47%, 11/01/22, (3 mo. LIBOR US + 0.925%)(a)	6,685	6,745,165
Series 5, 3.36%, 01/25/22, (3 mo. LIBOR US + 0.875%)(a)	19,650	19,775,957

		63,431,492
Supranational — 7.6%
African Development Bank, 2.52%, 06/15/20, (3 mo. LIBOR US + 0.190%)(a)(b)	16,450	16,501,324
Asian Development Bank
2.34%, 12/15/21, (3 mo. LIBOR US + 0.010%)(a)(b)	48,684	48,714,671
2.37%, 06/25/19, (3 mo. LIBOR US)(a)	10,370	10,372,074
2.38%, 03/16/21, (3 mo. LIBOR US + 0.050%)(a)(b)	27,355	27,398,221
2.42%, 07/10/19, (3 mo. LIBOR US + 0.010%)(a)(b)	16,285	16,287,931

Security	Par/ Shares (000)	Value

Supranational (continued)
2.52%, 06/16/21, (3 mo. LIBOR US + 0.190%)(a)	$70,350	$70,729,186
2.63%, 02/26/20, (3 mo. LIBOR US + 0.320%)(a)	24,140	24,248,871
European Bank for Reconstruction & Development
2.33%, 11/19/20, (3 mo. LIBOR US + 0.010%)(a)	1,350	1,350,716
2.37%, 03/23/20, (3 mo. LIBOR US)(a)	19,425	19,428,885
2.52%, 01/10/20, (3 mo. LIBOR US +0.110%)(a)	13,318	13,337,178
European Investment Bank
2.48%, 03/24/21, (3 mo. LIBOR US +0.110%)(a)(b)(c)	27,600	27,686,664
2.61%, 01/27/20, (3 mo. LIBOR US + 0.100%)(a)(c)	12,180	12,197,905
Inter-American Development Bank
2.44%, 01/15/22, (3 mo. LIBOR US)(a)	4,250	4,248,087
2.28%, 10/09/20, (3 mo. LIBOR US)(a)	55,634	55,586,711
2.33%, 11/26/18, (1 mo. LIBOR US + 0.040%)(a)(b)	41,238	41,239,237
2.44%, 10/15/19, (3 mo. LIBOR US)(a)	28,715	28,720,743
2.45%, 07/15/20, (3 mo. LIBOR US + 0.010%)(a)	34,640	34,662,170
2.47%, 10/25/21, (3 mo. LIBOR US - 0.020%)(a)	1,500	1,499,385
2.51%, 07/15/22, (3 mo. LIBOR US + 0.070%)(a)	41,725	41,793,012
2.64%, 07/15/21, (3 mo. LIBOR US + 0.200%)(a)	67,816	68,192,379
2.66%, 10/15/20, (3 mo. LIBOR US + 0.220%)(a)	22,275	22,373,678
2.76%, 04/15/20, (3 mo. LIBOR US + 0.320%)(a)(f)	21,860	21,964,709
International Bank for Reconstruction & Development
2.48%, 08/19/19, (1 mo. LIBOR US + 0.195%)(a)	8,000	8,011,520
2.33%, 12/17/18, (3 mo. LIBOR US)(a)	24,890	24,889,502
2.33%, 07/19/19, (3 mo. LIBOR US - 0.120%)(a)	9,978	9,970,716
2.54%, 10/13/20, (3 mo. LIBOR US + 0.100%)(a)	33,047	33,117,060
2.62%, 02/11/21, (3 mo. LIBOR US + 0.280%)(a)	37,470	37,724,047
International Finance Corp.
2.34%, 12/15/20, (3 mo. LIBOR US + 0.010%)(a)(b)	51,515	51,551,576
2.40%, 12/15/22, (3 mo. LIBOR US + 0.070%)(a)(b)	66,850	67,011,777
2.47%, 01/09/19, (3 mo. LIBOR US + 0.060%)(a)	15,503	15,504,240
2.51%, 12/15/21, (3 mo. LIBOR US + 0.180%)(a)	40,867	41,103,620

		897,417,795
Sweden — 0.2%
Kommuninvest I Sverige AB, 2.35%, 12/03/18, (3 mo. LIBOR US + 0.030%)(a)(b)(c)	3,850	3,850,154
Svensk Exportkredit AB, 2.77%, 01/14/19, (3 mo. LIBOR US + 0.330%)(a)	16,265	16,274,759

		20,124,913

Total Foreign Government Obligations — 10.5% (Cost: $1,240,552,175)		1,241,874,034

Short-Term Investments

Money Market Funds — 3.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.36%(e)(h)(i)	270,591	270,644,890
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.11%(e)(h)	160,265	160,264,701

		430,909,591

Total Short-Term Investments — 3.6% (Cost: $430,878,279)		430,909,591

Total Investments in Securities — 102.9% (Cost: $12,164,985,727)		12,173,405,645

Other Assets, Less Liabilities — (2.9)%		(341,316,647)

Net Assets — 100.0%		$11,832,088,998

(a)	Variable or floating rate security. Rate shown is the rate in effect as of period-end.

40	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® Floating Rate Bond ETF

(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is issued at a fixed coupon rate, which converts to a variable rate at a specified date. Reference index and spread are provided if the rate is currently floating.
(e)	Affiliate of the Fund.
(f)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(g)	Investments are denominated in U.S. dollars.
(h)	Annualized 7-day yield as of period-end.
(i)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Par/Shares Held at 10/31/17 (000)	Par/Shares Purchased (000)		Par/Shares Sold (000)	Par/Shares Held at 10/31/18 (000)	Value at 10/31/18	Income		Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	96,394	174,197	(b)	—	270,591	$270,644,890	$543,963	(c)	$5,678	$12,033
BlackRock Cash Funds: Treasury, SL Agency Shares	19,173	141,092	(b)	—	160,265	160,264,701	1,540,900		—	—
PNC Bank N.A
2.68%, 05/19/20	5,320	4,375		(300)	9,395	9,406,274	182,380		785	(13,138)
2.72%, 01/22/21	—	10,100		(1,500)	8,600	8,584,090	113,680		(796)	(16,036)
3.01%, 07/27/22	16,000	1,900		(300)	17,600	17,528,544	411,237		828	(117,358)
PNC Bank N.A.
2.43%, 06/01/18	15,905	—		(15,905)	—	—	164,049		675	(5,834)
2.72%, 12/07/18	4,200	4,813		(300)	8,713	8,715,353	150,535		257	4,115

						$475,143,852	$3,106,744		$7,427	$(136,218)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Corporate Bonds & Notes	$—	$10,500,622,020	$—	$10,500,622,020
Foreign Government Obligations	—	1,241,874,034	—	1,241,874,034
Money Market Funds	430,909,591	—	—	430,909,591

	$430,909,591	$11,742,496,054	$—	$12,173,405,645

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	41

Statements of Assets and Liabilities

October 31, 2018

	iShares Aaa - A Rated Corporate Bond ETF	iShares Convertible Bond ETF	iShares Floating Rate Bond ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$154,927,588	$255,973,142	$11,698,261,793
Affiliated(c)	16,610,473	2,229,430	475,143,852
Cash	63,702	—	646,267
Receivables:
Investments sold	1,851,046	1,949,124	—
Securities lending income — Affiliated	3,473	—	48,857
Securities related to in-kind transactions	—	—	2,932,079
Dividends	3,415	2,737	219,338
Interest	1,490,584	1,008,426	43,084,324

Total assets	174,950,281	261,162,859	12,220,336,510

LIABILITIES
Collateral on securities loaned, at value	13,180,940	—	270,552,632
Payables:
Investments purchased	3,128,044	1,389,170	115,727,657
Investment advisory fees	20,093	43,198	1,967,223

Total liabilities	16,329,077	1,432,368	388,247,512

NET ASSETS	$158,621,204	$259,730,491	$11,832,088,998

NET ASSETS CONSIST OF:
Paid-in capital	$168,353,411	$259,593,062	$11,803,177,411
Accumulated earnings (loss)	(9,732,207)	137,429	28,911,587

NET ASSETS	$158,621,204	$259,730,491	$11,832,088,998

Shares outstanding	3,200,000	4,650,000	232,300,000

Net asset value	$49.57	$55.86	$50.93

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	None	None	None

(a) Securities loaned, at value	$12,425,542	$—	$264,368,283
(b) Investments, at cost — Unaffiliated	$161,862,096	$263,781,359	$11,689,732,659
(c) Investments, at cost — Affiliated	$16,649,930	$2,229,430	$475,253,068

See notes to financial statements.

42	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended October 31, 2018

	iShares Aaa - A Rated Corporate Bond ETF	iShares Convertible Bond ETF	iShares Floating Rate Bond ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$—	$1,039	$—
Dividends — Affiliated	23,120	42,452	1,540,900
Interest — Unaffiliated	4,350,939	5,264,248	221,687,174
Interest — Affiliated	38,496	—	1,021,881
Securities lending income — Affiliated — net	42,727	—	543,963
Other income — Unaffiliated	—	8,718	1,000
Foreign taxes withheld	—	—	(144)

Total investment income	4,455,282	5,316,457	224,794,774

EXPENSES
Investment advisory fees	212,050	577,532	17,758,331
Proxy fees	11	19	605

Total expenses	212,061	577,551	17,758,936

Net investment income	4,243,221	4,738,906	207,035,838

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(365,552)	10,547,023	162,730
Investments — Affiliated	(879)	—	4,882
In-kind redemptions — Unaffiliated	(1,118,880)	22,208,199	781,039
In-kind redemptions — Affiliated	(7,011)	—	2,545
Payment by affiliate	—	273,766	—

Net realized gain (loss)	(1,492,322)	33,028,988	951,196

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(7,743,612)	(27,358,730)	(17,758,405)
Investments — Affiliated	(45,519)	—	(136,218)

Net change in unrealized appreciation (depreciation)	(7,789,131)	(27,358,730)	(17,894,623)

Net realized and unrealized gain (loss)	(9,281,453)	5,670,258	(16,943,427)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(5,038,232)	$10,409,164	$190,092,411

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	43

Statements of Changes in Net Assets

	iShares Aaa - A Rated Corporate Bond ETF		iShares Convertible Bond ETF
	Year Ended 10/31/18	Year Ended 10/31/17	Year Ended 10/31/18	Year Ended 10/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$4,243,221	$2,804,549	$4,738,906	$2,714,846
Net realized gain (loss)	(1,492,322)	(63,778)	33,028,988	2,613,300
Net change in unrealized appreciation (depreciation)	(7,789,131)	(274,464)	(27,358,730)	19,546,943

Net increase (decrease) in net assets resulting from operations	(5,038,232)	2,466,307	10,409,164	24,875,089

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(4,127,860)	(2,700,100)	(7,225,667)	(2,917,766)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	46,441,827	15,970,157	(97,862,849)	318,349,711

NET ASSETS(b)
Total increase (decrease) in net assets	37,275,735	15,736,364	(94,679,352)	340,307,034
Beginning of year	121,345,469	105,609,105	354,409,843	14,102,809

End of year	$158,621,204	$121,345,469	$259,730,491	$354,409,843

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

44	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares Floating Rate Bond ETF
	Year Ended 10/31/18	Year Ended 10/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$207,035,838	$75,132,026
Net realized gain	951,196	705,238
Net change in unrealized appreciation (depreciation)	(17,894,623)	20,139,379

Net increase in net assets resulting from operations	190,092,411	95,976,643

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(187,998,276)	(72,403,107)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	5,285,541,175	3,335,876,733

NET ASSETS(b)
Total increase in net assets	5,287,635,310	3,359,450,269
Beginning of year	6,544,453,688	3,185,003,419

End of year	$11,832,088,998	$6,544,453,688

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	45

Financial Highlights

(For a share outstanding throughout each period)

	iShares Aaa - A Rated Corporate Bond ETF
	Year Ended 10/31/18	Year Ended 10/31/17	Year Ended 10/31/16	Year Ended 10/31/15	Year Ended 10/31/14

Net asset value, beginning of year	$52.76	$52.80	$51.32	$51.53	$50.22

Net investment income(a)	1.53	1.40	1.34	1.31	1.18
Net realized and unrealized gain (loss)(b)	(3.23)	(0.08)	1.70	(0.23)	1.30

Net increase (decrease)from investment operations	(1.70)	1.32	3.04	1.08	2.48

Distributions(c)
From net investment income	(1.49)	(1.36)	(1.56)	(1.29)	(1.17)

Total distributions	(1.49)	(1.36)	(1.56)	(1.29)	(1.17)

Net asset value, end of year	$49.57	$52.76	$52.80	$51.32	$51.53

Total Return
Based on net asset value	(3.27)%	2.57%	6.02%	2.11%	4.99%

Ratios to Average Net Assets
Total expenses	0.15%	0.15%	0.15%	0.15%	0.15%

Net investment income	3.00%	2.69%	2.56%	2.53%	2.33%

Supplemental Data
Net assets, end of year (000)	$158,621	$121,345	$105,609	$76,976	$422,523

Portfolio turnover rate(d)	15%	16%	26%	19%	18%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

46	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Convertible Bond ETF
	Year Ended 10/31/18		Year Ended 10/31/17	Year Ended 10/31/16	Period From 06/02/15(a) to 10/31/15

Net asset value, beginning of period	$55.38		$47.01	$46.80	$49.50

Net investment income(b)	0.93		1.00	0.79	0.30
Net realized and unrealized gain (loss)(c)	0.87		8.57	1.02	(2.77)

Net increase (decrease) from investment operations	1.80		9.57	1.81	(2.47)

Distributions(d)
From net investment income	(1.13)		(1.20)	(1.60)	(0.23)
From net realized gain	(0.19)		—	—	—

Total distributions	(1.32)		(1.20)	(1.60)	(0.23)

Net asset value, end of period	$55.86		$55.38	$47.01	$46.80

Total Return
Based on net asset value	3.26	%(e)	20.63%	3.98%	(4.98	)%(f)

Ratios to Average Net Assets
Total expenses	0.20%		0.20%	0.30%	0.35	%(g)

Net investment income	1.64%		1.88%	1.75%	1.55	%(g)

Supplemental Data
Net assets, end of period (000)	$259,730		$354,410	$14,103	$18,719

Portfolio turnover rate(h)	29%		14%	20%	5	%(f)

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(e)	Includes payment received from an affiliate, which impacted the Fund’s total return. Excluding the payment from an affiliate, the Fund’s total return would have been 3.17%.

(f)	Not annualized.

(g)	Annualized.

(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	47

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Floating Rate Bond ETF
	Year Ended 10/31/18	Year Ended 10/31/17	Year Ended 10/31/16	Year Ended 10/31/15	Year Ended 10/31/14

Net asset value, beginning of year	$50.93	$50.72	$50.43	$50.74	$50.65

Net investment income(a)	1.19	0.73	0.45	0.25	0.22
Net realized and unrealized gain (loss)(b)	(0.13)	0.19	0.24	(0.31)	0.09

Net increase (decrease) from investment operations	1.06	0.92	0.69	(0.06)	0.31

Distributions(c)
From net investment income	(1.06)	(0.71)	(0.40)	(0.25)	(0.22)

Total distributions	(1.06)	(0.71)	(0.40)	(0.25)	(0.22)

Net asset value, end of year	$50.93	$50.93	$50.72	$50.43	$50.74

Total Return
Based on net asset value	2.11%	1.82%	1.39%	(0.14)%	0.61%

Ratios to Average Net Assets
Total expenses	0.20%	0.20%	0.20%	0.20%	0.20%

Net investment income	2.33%	1.43%	0.89%	0.50%	0.44%

Supplemental Data
Net assets, end of year (000)	$11,832,089	$6,544,454	$3,185,003	$3,489,481	$4,119,845

Portfolio turnover rate(d)	17%	21%	26%	23%	13%

(a)	Based on average shares outstanding.

(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

48	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Aaa - A Rated Corporate Bond	Diversified
Convertible Bond	Diversified(a)
Floating Rate Bond	Diversified

(a)	The Fund’s classification changed from non-diversified to diversified during the reporting period.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, and payment-in-kind interest income, if any, are recognized daily on the accrual basis. For convertible securities, premiums attributable to the debt instrument are amortized, but premiums attributable to the conversion feature are not amortized. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization on Purchase Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Funds.

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

N O T E S T O F I N A N C I A L S T A T E M E N T S	49

Notes to Financial Statements (continued)

•

Equity investments traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•

Fixed-income investments are valued using the last available bid price or current market quotations provided by independent dealers or prices (including evaluated prices) supplied by approved independent third-party pricing services. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and/or other factors and assumptions.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values, and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets for identical assets or liabilities;
•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of October 31, 2018, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral

50	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of October 31, 2018 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of October 31, 2018:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received(a)	Non-Cash Collateral Received	Net Amount
Aaa - A Rated Corporate Bond
Barclays Bank PLC	$332,191	$332,191	$—	$—
Barclays Capital Inc.	481,724	481,724	—	—
BMO Capital Markets	558,898	558,898	—	—
BNP Paribas New York Branch	62,888	62,888	—	—
BNP Paribas Prime Brokerage International Ltd.	389,407	389,407	—	—
Citigroup Global Markets Inc.	1,007,772	1,007,772	—	—
Credit Suisse Securities (USA) LLC	1,002,453	1,002,453	—	—
Deutsche Bank Securities Inc.	224,447	224,447	—	—
HSBC Securities (USA) Inc.	501,529	501,529	—	—
Jefferies LLC	120,227	120,227	—	—
JPMorgan Securities LLC	1,471,630	1,471,630	—	—
Merrill Lynch, Pierce, Fenner &Smith	702,025	702,025	—	—
Morgan Stanley & Co. LLC	1,474,513	1,474,513	—	—
RBC Capital Markets LLC	561,203	561,203	—	—
Scotia Capital (USA) Inc.	484,145	484,145	—	—
Wells Fargo Securities LLC	3,050,490	3,050,490	—	—

	$12,425,542	$12,425,542	$—	$—

Floating Rate Bond
Barclays Bank PLC	$28,902,297	$28,902,297	$—	$—
Barclays Capital Inc.	11,520,736	11,520,736	—	—
BMO Capital Markets	5,451,724	5,451,724	—	—
BNP Paribas Prime Brokerage International Ltd.	1,519,930	1,519,930	—	—
Citigroup Global Markets Inc.	25,218,816	25,218,816	—	—
Credit Suisse Securities (USA) LLC	1,817,849	1,817,849	—	—
Deutsche Bank Securities Inc.	31,241,789	31,241,789	—	—
Goldman Sachs &Co.	1,593,980	1,593,980	—	—
HSBC Securities (USA) Inc.	97,409	97,409	—	—
JPMorgan Securities LLC	59,938,905	59,938,905	—	—
Merrill Lynch, Pierce, Fenner &Smith	15,888,270	15,888,270	—	—
Morgan Stanley & Co. LLC	20,064,799	20,064,799	—	—
Nomura Securities International Inc.	10,190,016	10,190,016	—	—
RBC Capital Markets LLC	36,086,512	36,086,512	—	—
Scotia Capital (USA) Inc.	4,163,495	4,163,495	—	—
SG Americas Securities LLC	37,090	37,090	—	—
Wells Fargo Securities LLC	10,634,666	10,634,666	—	—

	$264,368,283	$264,368,283	$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

N O T E S T O F I N A N C I A L S T A T E M E N T S	51

Notes to Financial Statements (continued)

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
Aaa - A Rated Corporate Bond	0.15%
Convertible Bond	0.20
Floating Rate Bond	0.20

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its statement of operations. For the year ended October 31, 2018, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
Aaa - A Rated Corporate Bond	$14,725
Floating Rate Bond	193,666

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock for 1940 Act purposes.

During the year ended October 31, 2018, iShares Convertible Bond ETF received a reimbursement of $273,766 from an affiliate, which is included in payment by affiliate in the statement of operations, relating to an operating event.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

6.	PURCHASES AND SALES

For the year ended October 31, 2018, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows:

iShares ETF	Purchases	Sales
Aaa - A Rated Corporate Bond	$25,251,523	$20,420,129
Convertible Bond	90,555,999	79,298,963
Floating Rate Bond	3,127,341,894	1,444,539,866

52	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

For the year ended October 31, 2018, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Aaa - A Rated Corporate Bond	$91,059,003	$48,159,288
Convertible Bond	125,012,504	219,140,935
Floating Rate Bond	4,161,966,426	143,189,559

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of October 31, 2018, the following permanent differences attributable to the use of equalization and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
Aaa - A Rated Corporate Bond	$(1,126,372)	$1,126,372
Convertible Bond	23,820,016	(23,820,016)
Floating Rate Bond	783,584	(783,584)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 10/31/18	Year Ended 10/31/17
Aaa - A Rated Corporate Bond
Ordinary income	$4,127,860	$2,700,100

Convertible Bond
Ordinary income	$6,567,154	$2,917,766
Long-term capital gains	658,513	—

	$7,225,667	$2,917,766

Floating Rate Bond
Ordinary income	$187,998,276	$72,403,107

As of October 31, 2018, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards	Net Unrealized Gains (Losses)(a)	Total
Aaa - A Rated Corporate Bond	$379,951	$—	$(3,136,130)	$(6,976,028)	$(9,732,207)
Convertible Bond	7,980,975	801,701	—	(8,645,247)	137,429
Floating Rate Bond	26,968,347	—	(6,449,615)	8,392,855	28,911,587

(a)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, amortization methods for premiums and discounts on fixed income securities and dividends deemed recognized for tax purposes.

As of October 31, 2018, the Funds had capital loss carryforwards, with no expiration dates, available to offset future realized capital gains as follows:

iShares ETF	Non-Expiring
Aaa - A Rated Corporate Bond	$3,136,130
Floating Rate Bond	6,449,615

For the year ended October 31, 2018, the iShares Floating Rate Bond ETF utilized $185,842 of its capital loss carryforwards.

N O T E S T O F I N A N C I A L S T A T E M E N T S	53

Notes to Financial Statements (continued)

As of October 31, 2018, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Aaa - A Rated Corporate Bond	$178,514,089	$8,349	$(6,984,377)	$(6,976,028)
Convertible Bond	266,847,819	9,528,957	(18,174,204)	(8,645,247)
Floating Rate Bond	12,165,012,790	17,204,467	(8,811,612)	8,392,855

8.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

Changes in market interest rates or economic conditions may affect the value and/or liquidity of fixed income investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Securities with longer durations tend to be more sensitive to interest rate changes, usually making their price more volatile than those of securities with shorter durations. Given the environment of historically low interest rates, a fund may be subject to a greater risk of price losses if interest rates rise.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

9.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

54	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

Transactions in capital shares were as follows:

	Year Ended 10/31/18		Year Ended 10/31/17
iShares ETF	Shares	Amount	Shares	Amount
Aaa - A Rated Corporate Bond
Shares sold	1,900,000	$97,201,256	650,000	$34,027,158
Shares redeemed	(1,000,000)	(50,759,429)	(350,000)	(18,057,001)

Net increase	900,000	$46,441,827	300,000	$15,970,157

Convertible Bond
Shares sold	2,250,000	$130,704,437	6,100,000	$318,349,711
Shares redeemed	(4,000,000)	(228,567,286)	—	—

Net increase (decrease)	(1,750,000)	$(97,862,849)	6,100,000	$318,349,711

Floating Rate Bond
Shares sold	106,700,000	$5,433,049,221	66,400,000	$3,371,460,472
Shares redeemed	(2,900,000)	(147,508,046)	(700,000)	(35,583,739)

Net increase	103,800,000	$5,285,541,175	65,700,000	$3,335,876,733

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

10.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares U.S. Preferred Stock ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the court’s decision.

11.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Funds have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the statement of assets and liabilities, statement of changes in net assets and notes to the financial statements.

Prior year distribution information and undistributed net investment income in the statement of changes in net assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended October 31, 2017 were classified as follows:

iShares ETF	Net Investment Income
Aaa - A Rated Corporate Bond	$2,700,100
Convertible Bond	2,917,766
Floating Rate Bond	72,403,107

N O T E S T O F I N A N C I A L S T A T E M E N T S	55

Notes to Financial Statements (continued)

Undistributed net investment income as of October 31, 2017 are as follows:

iShares ETF	Undistributed net investment income
Aaa - A Rated Corporate Bond	$264,590
Convertible Bond	319,805
Floating Rate Bond	7,930,785

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

56	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares Aaa - A Rated Corporate Bond ETF, iShares Convertible Bond ETF and

iShares Floating Rate Bond ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares Aaa - A Rated Corporate Bond ETF, iShares Convertible Bond ETF and iShares Floating Rate Bond ETF (three of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2018, the related statements of operations for the year ended October 31, 2018, the statements of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”).In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

San Francisco, California

December 21, 2018

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	57

Important Tax Information (unaudited)

For the fiscal year ended October 31, 2018, the Funds hereby designate the following maximum amounts allowable as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

iShares ETF	Interest-Related Dividends
Aaa - A Rated Corporate Bond	$3,171,622
Convertible Bond	10,044,129
Floating Rate Bond	126,181,960

The Funds hereby designate the following amounts of distributions from direct federal obligation interest for the fiscal year ended October 31, 2018:

iShares ETF	Federal Obligation Interest
Aaa - A Rated Corporate Bond	$11,348
Convertible Bond	19,053
Floating Rate Bond	764,096

The law varies in each state as to whether and what percent of ordinary income dividends attribute to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

The following distribution amounts are hereby designated for the fiscal year ended October 31, 2018:

iShares ETF	Short-Term Capital Gain Dividends	20% Rate Long-Term Capital Gain Dividends
Convertible Bond	$584,138	$1,742,741

58	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract

I. iShares Aaa - A Rated Corporate Bond ETF, iShares Convertible Bond ETF and iShares Floating Rate Bond ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At a meeting on May 11, 2018, a committee composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 24, 2018, management presented additional information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its initial meeting. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-14, 2018, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of each Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to each Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Funds: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which each Fund invests (if applicable), and waivers/reimbursements (if applicable) of each Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising such Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2017, to that of relevant comparison fund(s) for the same periods.

The Board noted that each Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that each Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-14, 2018 meeting and throughout the year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the profitability to BlackRock in managing the Funds, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	59

Board Review and Approval of Investment Advisory Contract (continued)

from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board further noted that it considered the supplemental information the 15(c) Committee requested, which BlackRock provided, regarding the methodology. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and showed how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Funds did not provide for breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board noted that a breakpoint structure for the Funds may be appropriate should material economies of scale exist in the future that are not otherwise shared, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review of the sharing of scale benefits, as well as the other factors considered at the meeting, the Board concluded that the information concerning the sharing of scale benefits supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same indexes as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Funds, including in terms of the different and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded ETFs, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Funds’ expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Funds’ investment advisory fee rates under the Advisory Contract do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

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Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported in this notice are for financial reporting purposes and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV which is sent to shareholders shortly after calendar year-end.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
Aaa - A Rated Corporate Bond(a)	$1.473323	$—	$0.014471	$1.487794	99%	—%	1%		100%
Convertible Bond(a)	1.122103	0.192659	0.006188	1.320950	85	15	0	(b)	100
Floating Rate Bond	1.062997	—	—	1.062997	100	—	—		100

(a)

The Fund estimates that it has distributed more than the amount of earned income and net realized gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

(b)	Rounds to less than 1%.

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or since the Fund began trading, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the date a Fund began trading on the secondary market, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Aaa - A Rated Corporate Bond ETF

Period Covered: January 01, 2013 through September 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0% and Less than 3.5%	1	0.07%
Greater than 0.5% and Less than 1.0%	91	6.29
Greater than 0.0% and Less than 0.5%	981	67.79
At NAV	30	2.07
Less than 0.0% and Greater than –0.5%	341	23.57
Less than –0.5% and Greater than –1.0%	3	0.21

	1,447	100.00%

S U P P L E M E N T A L I N F O R M A T I O N	61

Supplemental Information (unaudited) (continued)

iShares Convertible Bond ETF

Period Covered: June 04, 2015 through September 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	13	1.55%
Greater than 0.5% and Less than 1.0%	78	9.31
Greater than 0.0% and Less than 0.5%	469	55.97
At NAV	7	0.84
Less than 0.0% and Greater than –0.5%	164	19.57
Less than –0.5% and Greater than –1.0%	73	8.71
Less than –1.0% and Greater than –1.5%	26	3.10
Less than –1.5% and Greater than –2.0%	8	0.95

	838	100.00%

iShares Floating Rate Bond ETF

Period Covered: January 01, 2013 through September 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	1,061	73.32%
At NAV	69	4.77
Less than 0.0% and Greater than –0.5%	317	21.91

	1,447	100.00%

62	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 343 funds as of October 31, 2018. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small and Benjamin Archibald, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (61)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark K. Wiedman(b) (47)	Trustee (since 2013).	Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2016); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

(b)	Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (69)	Trustee (since 2005); Independent Board Chair (since 2016).	Trustee and Member of the Finance, Technology and Quality Committee of Stanford Health Care (since 2016); Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Forward Funds (14 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (62)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012); Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (63)	Trustee (since 2017); Equity Plus Committee Chair (since 2017).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	63

Trustee and Officer Information (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Charles A. Hurty (75)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (63)	Trustee (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (59)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (57)	Trustee (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (54)	Trustee (since 2011); Nominating and Governance Committee Chair (since 2017).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001- 2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Martin Small (43)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (59)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).

Charles Park (51)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Benjamin Archibald (43)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013); Secretary of the BlackRock-advised Mutual Funds (since 2012).

Steve Messinger (56)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Scott Radell (49)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (57)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

64	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to www.icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The iShares Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at www.iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at www.iShares.com; and (3) on the SEC website at www.sec.gov.

G E N E R A L I N F O R M A T I O N	65

Glossary of Terms Used in this Report

Portfolio Abbreviations - Fixed Income

LIBOR	London Interbank Offered Rate

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For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)
This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.
Investing involves risk, including possible loss of principal.
The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Bloomberg Index Services Limited, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2018 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

OCTOBER 31, 2018

2018 ANNUAL REPORT

iShares Trust

  iShares 0-5 Year Investment Grade Corporate Bond ETF  |  SLQD  |  NASDAQ

  iShares 5-10 Year Investment Grade Corporate Bond ETF  |  MLQD  |  Cboe BZX

  iShares 10+ Year Investment Grade Corporate Bond ETF  |  LLQD  |  Cboe BZX

Market Overview

iShares Trust

U.S. Bond Market Overview

The U.S. bond market declined for the 12 months ended October 31, 2018 (“reporting period”). The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of U.S. fixed-income performance, returned -2.05%. The negative return for U.S. bonds was primarily due to a stronger U.S. economy and higher interest rates. Driven in part by the stimulative effect of federal tax reform legislation, the U.S. economy grew by 3% for the 12 months ended September 2018, its highest year-over-year growth rate in more than three years. Key components of the strengthening economy included the job market, where the unemployment rate declined to its lowest level since December 1969; industrial production, which increased at its sharpest year-over-year pace in nearly eight years; and retail sales, which accelerated for much of the reporting period before slowing in the last two months.

Faster economic growth led to higher inflation, though it remained low by historical standards. As measured by the consumer price index, the year-over-year U.S. inflation rate rose to 2.9% in mid-2018 — its fastest rate in more than six years — before falling back to 2.3% by the end of the reporting period. By comparison, the long-term historical average inflation rate is 3.3%.

In this environment, the U.S. Federal Reserve Bank (“Fed”) continued its efforts to normalize monetary policy. The Fed increased short-term interest rates four times during the reporting period, increasing its short-term interest rate target to 2.25%, the highest level in more than a decade. In addition, the Fed reduced its holdings of U.S. Treasury and mortgage-backed securities by approximately 7% during the reporting period, after quadrupling its holdings in response to the 2008 financial crisis.

Interest rates increased broadly in response to the improving economy and higher inflation. Short-term interest rates increased the most, reflecting the Fed’s actions. For example, the yield of the two-year U.S. Treasury note increased from 1.60% to 2.87% during the reporting period. Longer-term interest rates rose to a lesser degree; the yield of the 30-year U.S. Treasury bond increased from 2.88% to 3.39%. These developments led to the narrowest yield difference, or spread, between short-term and longer-term U.S. Treasury securities in more than 11 years.

Higher interest rates had the most significant impact on U.S. Treasury securities, which typically have greater sensitivity to changes in interest rates compared with other higher-yielding sectors of the bond market. Consequently, the prices of U.S. Treasury bonds declined as interest rates increased during the reporting period. U.S. Treasury inflation-protected securities also declined but to a lesser degree as the inflation rate increased.

Corporate bonds posted mixed returns for the reporting period. Despite the positive economic environment, investment-grade corporate bonds declined the most among the major bond sectors. In addition to higher interest rates, investor concerns about high corporate debt levels, a decline in average credit quality, and relatively high valuations contributed to the weakness in investment-grade corporate bonds. In contrast, high-yield corporate bonds, which have lower credit ratings, performed relatively well, as their higher yields buffered price declines. Strong investor demand for yield, lower issuance levels, and limited interest rate sensitivity contributed to the positive performance of high-yield corporate bonds.

Among securitized bonds, asset-backed securities (bonds backed by credit card receivables, auto loans, and other debt) posted positive returns for the reporting period, benefiting from their higher yields and relatively short maturities. Mortgage-backed securities, both residential and commercial, declined but to a lesser degree than the broader bond market.

M A R K E T O V E R V I E W	5

Fund Summary as of October 31, 2018	iShares® 0-5 Year Investment Grade Corporate Bond ETF

Investment Objective

The iShares 0-5 Year Investment Grade Corporate Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds with remaining maturities of less than five years, as represented by the Markit iBoxx® USD Liquid Investment Grade 0-5 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	0.18%	1.43%	1.50%	0.18%	7.36%	7.81%
Fund Market	0.16	1.43	1.51	0.16	7.34	7.88
Index	0.18	1.54	1.62	0.18	7.93	8.47

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 10/15/13. The first day of secondary market trading was 10/17/13.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,009.60	$ 0.30		$ 1,000.00	$ 1,024.90	$ 0.31		0.06%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 12 for more information.

6	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2018 (continued)	iShares® 0-5 Year Investment Grade Corporate Bond ETF

Portfolio Management Commentary

As represented by the Index, short-term investment-grade corporate bonds posted narrowly positive returns for the reporting period despite rising interest rates. Short-term corporate bond yields rose with the Fed’s interest rate increases, but the limited interest rate sensitivity of short-term bonds led to fairly modest price declines. The relatively high yields of corporate bonds helped offset the decline in short-term bond prices leading to the slightly positive performance of the Index.

From a sector perspective, the financial sector contributed the most to the Index’s return. Within the sector, the banking industry, which represented 37% of the Index on average during the reporting period, was the largest contributor to the Index’s performance. Stable credit quality and solid earnings in the banking industry led to steady performance in the short-term bond market.

Industrial sector bonds contributed modestly to the Index’s return. The industrial sector of the Index incorporates a wide variety of industries including bonds issued by companies in the technology, communications, materials, energy, capital goods, transportation, and consumer-oriented industries. Within the industrial sector, bonds issued by consumer non-cyclical and energy companies contributed the most to the Index’s return. Healthcare and pharmaceutical companies were the leading contributors in the consumer non-cyclicals industry, benefiting from increased patient demand and a wave of new drug approvals, while rising energy prices drove the advance in energy-related bonds. With regard to credit quality, the most significant contribution to the Index’s return for the reporting period came from bonds rated Baa, the lowest rating category among investment-grade bonds.

Portfolio Information

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Rating*	Percent of Total Investments(a)

Aaa	1.7%
Aa	16.1
A	40.8
Baa	38.9
Ba	1.8
Not Rated	0.7

ALLOCATION BY MATURITY

Maturity	Percent of Total Investments(a)

0-1 Year	18.1%
1-2 Years	21.2
2-3 Years	23.8
3-4 Years	18.9
4-5 Years	17.4
5-6 Years	0.6

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

F U N D S U M M A R Y	7

Fund Summary as of October 31, 2018	iShares® 5-10 Year Investment Grade Corporate Bond ETF

Investment Objective

The iShares 5-10 Year Investment Grade Corporate Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds with remaining maturities between five and ten years, as represented by the Markit iBoxx USD Liquid Investment Grade Intermediate Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	(2.75)%	(2.29)%	(2.75)%	(2.59)%
Fund Market	(2.74)	(2.04)	(2.74)	(2.31)
Index	(2.85)	(2.34)	(2.85)	(2.65)

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 9/12/17. The first day of secondary market trading was 9/14/17.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,004.70	$ 0.30		$ 1,000.00	$ 1,024.90	$ 0.31		0.06%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 12 for more information.

8	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2018 (continued)	iShares® 5-10 Year Investment Grade Corporate Bond ETF

Portfolio Management Commentary

Intermediate-term investment-grade corporate bonds declined for the reporting period. Corporate bond yield spreads widened as issuance exceeded demand from investors concerned about higher inflation, rising trade tensions, and slower global growth.

From a sector perspective, intermediate-term industrial bonds, which made upapproximately 61% of the Index on average during the reporting period, were the largest detractors from the Index’s return. The industrial sector of the Index incorporates a wide variety of economic segments including bonds issued by companies in the technology, materials, energy, capital goods, transportation, and consumer-oriented industries. Within the sector, consumer non-cyclical companies detracted the most from the Index’s performance, particularly in the pharmaceuticals and food and beverage industries. Global food and beverage companies were negatively affected by currency fluctuations, especially in emerging markets, while pharmaceutical companies were affected by issues ranging from concerns over drug pricing to global regulations for multinational drug manufacturers. Other detractors in the sector included technology, which declined late in the reporting period amid investor concerns about growth prospects, and energy, which declined despite rising energy prices, as the futures market reflected modest expectations for oil prices.

Intermediate-term bonds in the financial sector also detracted significantly from the Index’s return. Bonds in the banking industry declined despite relatively stable credit quality and solid earnings, as banks also contended with competition over deposits, trade disputes, and rising tariffs. The utilities sector detracted modestly from the Index’s performance with bonds issued by electric utilities detracting the most.

From a credit quality perspective, bonds rated Baa, which represented approximately 49% of the Index on average during the reporting period, detracted the most from the Index’s return. Bonds rated A, which represented approximately 37% of the Index on average, were also significant detractors from the Index’s return.

Portfolio Information

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Rating*	Percent of Total Investments(a)

Aaa	2.1%
Aa	7.7
A	37.4
Baa	49.9
Ba	2.1
Not Rated	0.8

ALLOCATION BY MATURITY

Maturity	Percent of Total Investments(a)

5-6 Years	22.2%
6-7 Years	16.9
7-8 Years	25.5
8-9 Years	24.3
9-10 Years	11.1

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

F U N D S U M M A R Y	9

Fund Summary as of October 31, 2018	iShares® 10+ Year Investment Grade Corporate Bond ETF

Investment Objective

The iShares 10+ Year Investment Grade Corporate Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds with remaining maturities greater than ten years, as represented by the Markit iBoxx USD Liquid Investment Grade Long Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	(6.90)%	(4.61)%	(6.90)%	(5.23)%
Fund Market	(6.81)	(4.38)	(6.81)	(4.97)
Index	(6.91)	(4.72)	(6.91)	(5.33)

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 9/12/17. The first day of secondary market trading was 9/14/17.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 968.30	$ 0.30		$ 1,000.00	$ 1,024.90	$ 0.31		0.06%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 12 for more information.

10	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2018 (continued)	iShares® 10+ Year Investment Grade Corporate Bond ETF

Portfolio Management Commentary

Long-term investment-grade corporate bonds declined for the reporting period. Corporate bond yield spreads widened as issuance exceeded demand from investors concerned about higher inflation, rising trade tensions, and slower global growth.

From a sector perspective, long-term industrial bonds, which made upapproximately 72% of the Index on average during the reporting period, were the largest detractors from the Index’s return. The industrial sector of the Index incorporates a wide variety of economic segments, including bonds issued by companies in the technology, materials, energy, capital goods, transportation, and consumer-oriented industries. Within the sector, consumer non-cyclical companies detracted the most from the Index’s performance, particularly in the pharmaceuticals and food and beverage industries. Global food and beverage companies were negatively affected by currency fluctuations, especially in emerging markets, while pharmaceutical companies were affected by issues ranging from concerns over drug pricing to global regulations for multinational drug manufacturers.

Other detractors in the sector included technology, which declined late in the reporting period amid investor concerns about future growth prospects, and energy, which declined despite rising energy prices, as the futures market reflected modest expectations for oil prices.

Long-term bonds in the financial sector also detracted significantly from the Index’s return. Bonds in the banking industry declined despite relatively stable credit quality and solid earnings, as banks also contended with competition over deposits, trade disputes, and rising tariffs.

From a credit quality perspective, bonds rated A, which represented approximately 40% of the Index on average during the reporting period, detracted the most from the Index’s return. Bonds rated Baa, which represented approximately 44% of the Index on average, were also significant detractors from the Index’s return.

Portfolio Information

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Rating*	Percent of Total Investments(a)

Aaa	4.2%
Aa	5.6
A	38.9
Baa	47.1
Ba	4.0
Not Rated	0.2

ALLOCATION BY MATURITY

Maturity	Percent of Total Investments(a)

10-15 Years	3.6%
15-20 Years	21.5
More than 20 Years	74.9

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

F U N D S U M M A R Y	11

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

12	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2018	iShares® 0-5 Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Advertising — 0.2%
Interpublic Group of Companies Inc. (The) 3.75%, 10/01/21	$140	$139,890
3.75%, 02/15/23(a)	570	561,015
Omnicom Group Inc./Omnicom Capital Inc. 3.63%, 05/01/22	725	715,625
6.25%, 07/15/19(a)	634	646,969
WPP Finance 2010, 3.63%, 09/07/22	555	539,200

		2,602,699
Aerospace & Defense — 1.8%
Boeing Co. (The) 4.88%, 02/15/20	1,919	1,961,621
6.00%, 03/15/19	290	293,080
General Dynamics Corp. 2.25%, 11/15/22 (Call 08/15/22)	600	574,746
3.00%, 05/11/21	1,975	1,959,838
3.38%, 05/15/23 (Call 04/15/23)	1,315	1,309,701
L3 Technologies Inc., 4.95%, 02/15/21 (Call 11/15/20)	690	707,581
Lockheed Martin Corp. 2.50%, 11/23/20 (Call 10/23/20)	2,034	1,996,841
3.35%, 09/15/21	355	357,149
4.25%, 11/15/19	1,617	1,636,170
Northrop Grumman Corp. 2.08%, 10/15/20	1,544	1,505,312
2.55%, 10/15/22 (Call 09/15/22)	1,680	1,615,936
3.50%, 03/15/21	435	435,411
5.05%, 08/01/19	399	404,499
Raytheon Co., 3.13%, 10/15/20	2,947	2,945,354
Rockwell Collins Inc., 2.80%, 03/15/22 (Call 02/15/22)	1,056	1,025,141
United Technologies Corp. 1.50%, 11/01/19	995	978,729
3.10%, 06/01/22	1,045	1,023,781
3.35%, 08/16/21	1,135	1,129,083
3.65%, 08/16/23 (Call 07/16/23)	2,095	2,075,153
4.50%, 04/15/20	2,007	2,039,057

		25,974,183
Agriculture — 1.4%
Altria Group Inc. 2.63%, 01/14/20 (Call 12/14/19)	1,862	1,847,972
2.85%, 08/09/22	400	388,338
4.75%, 05/05/21	2,669	2,745,646
9.25%, 08/06/19(a)	578	604,252
9.70%, 11/10/18	139	139,180
BAT Capital Corp. 2.30%, 08/14/20(b)	1,083	1,059,112
2.76%, 08/15/22 (Call 07/15/22)(b)	2,465	2,357,763
Bunge Ltd. Finance Corp., 3.50%, 11/24/20	150	149,437
Philip Morris International Inc. 1.38%, 02/25/19(a)	190	189,072
1.63%, 02/21/19(a)	225	224,196
1.88%, 01/15/19	760	758,651
1.88%, 02/25/21 (Call 01/25/21)(a)	1,429	1,380,824
2.00%, 02/21/20	2,000	1,969,271
2.38%, 08/17/22 (Call 07/17/22)	724	692,328
2.50%, 08/22/22	500	480,019
2.50%, 11/02/22 (Call 10/02/22)	500	479,247
2.63%, 02/18/22 (Call 01/18/22)	1,275	1,238,421
4.50%, 03/26/20	440	447,849

Security	Par (000)	Value

Agriculture (continued)
Reynolds American Inc. 3.25%, 06/12/20	$1,117	$1,112,976
4.00%, 06/12/22	150	150,194
6.88%, 05/01/20	960	1,005,884
8.13%, 06/23/19	285	293,851

		19,714,483
Airlines — 0.2%
Delta Air Lines Inc. 2.88%, 03/13/20	633	627,270
3.63%, 03/15/22 (Call 02/15/22)	846	832,527
3.80%, 04/19/23 (Call 03/19/23)(a)	1,505	1,470,528

		2,930,325
Auto Manufacturers — 3.9%
American Honda Finance Corp. 1.20%, 07/12/19	1,177	1,163,503
1.65%, 07/12/21	1,728	1,651,058
1.70%, 02/22/19	215	214,300
1.70%, 09/09/21	117	111,650
2.00%, 02/14/20	740	729,105
2.25%, 08/15/19(a)	925	919,147
2.45%, 09/24/20	550	541,813
2.60%, 11/16/22	452	436,147
3.45%, 07/14/23	705	700,670
3.63%, 10/10/23	1,000	998,651
Ford Motor Credit Co. LLC 2.34%, 11/02/20	1,567	1,508,626
2.46%, 03/27/20	574	562,503
2.68%, 01/09/20	1,595	1,572,320
2.98%, 08/03/22 (Call 07/03/22)	700	656,279
3.20%, 01/15/21	3,240	3,160,547
3.34%, 03/18/21(a)	1,100	1,073,813
3.34%, 03/28/22 (Call 02/28/22)(a)	900	860,286
3.81%, 10/12/21	350	342,670
4.14%, 02/15/23 (Call 01/15/23)(a)	2,225	2,157,269
5.75%, 02/01/21	450	461,823
5.88%, 08/02/21	1,175	1,214,396
8.13%, 01/15/20	1,203	1,260,475
General Motors Financial Co. Inc. 2.35%, 10/04/19	940	930,613
2.40%, 05/09/19	1,230	1,225,356
3.10%, 01/15/19	1,028	1,027,837
3.15%, 01/15/20 (Call 12/15/19)	740	736,172
3.15%, 06/30/22 (Call 05/30/22)	1,500	1,438,342
3.20%, 07/13/20 (Call 06/13/20)	1,495	1,481,566
3.20%, 07/06/21 (Call 06/06/21)	2,387	2,332,228
3.25%, 01/05/23 (Call 12/05/22)(a)	1,289	1,230,198
3.45%, 01/14/22 (Call 12/14/21)	1,780	1,733,167
3.45%, 04/10/22 (Call 02/10/22)	181	175,808
3.50%, 07/10/19	70	70,169
3.55%, 04/09/21	240	237,385
3.70%, 05/09/23 (Call 03/09/23)	1,065	1,030,940
4.15%, 06/19/23 (Call 05/19/23)(a)	1,695	1,662,324
4.20%, 03/01/21 (Call 12/01/20)(a)	1,710	1,717,070
4.38%, 09/25/21	100	100,665
Toyota Motor Corp. 3.18%, 07/20/21	2,000	1,994,288
3.42%, 07/20/23	1,275	1,266,409

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) October 31, 2018	iShares® 0-5 Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Auto Manufacturers (continued)
Toyota Motor Credit Corp. 1.40%, 05/20/19(a)	$1,165	$1,154,864
1.70%, 02/19/19	1,355	1,349,580
1.90%, 04/08/21	900	869,804
1.95%, 04/17/20	796	783,337
2.13%, 07/18/19(a)	676	672,096
2.15%, 03/12/20	1,013	1,000,279
2.15%, 09/08/22	676	642,933
2.20%, 01/10/20	1,120	1,109,088
2.60%, 01/11/22	625	609,842
2.70%, 01/11/23	1,610	1,553,774
2.95%, 04/13/21	1,050	1,042,692
3.30%, 01/12/22	685	682,712
3.45%, 09/20/23	1,125	1,114,532

		55,273,121
Banks — 35.4%
Australia & New Zealand Banking Group Ltd. 2.13%, 08/19/20	300	293,418
3.30%, 05/17/21(a)	2,550	2,535,284
Australia & New Zealand Banking Group Ltd./New York NY 2.25%, 06/13/19	575	572,931
2.25%, 11/09/20	550	537,460
2.55%, 11/23/21	1,245	1,205,134
2.63%, 05/19/22	600	578,180
2.63%, 11/09/22	575	551,000
Banco Santander SA 3.13%, 02/23/23	2,500	2,355,831
3.50%, 04/11/22(a)	400	390,209
3.85%, 04/12/23	600	581,001
Bank of America Corp. 2.37%, 07/21/21 (Call 07/21/20)(c)(d)	937	918,772
2.50%, 10/21/22 (Call 10/21/21)	350	332,793
2.60%, 01/15/19(a)	957	956,791
2.63%, 10/19/20	3,880	3,823,652
2.63%, 04/19/21	1,200	1,177,197
2.65%, 04/01/19(a)	2,760	2,758,399
2.74%, 01/23/22 (Call 01/23/21)(c)(d)	1,925	1,886,822
2.88%, 04/24/23 (Call 04/24/22)(c)(d)	880	850,765
3.00%, 12/20/23 (Call 12/20/22)(c)(d)	4,084	3,929,250
3.12%, 01/20/23 (Call 01/20/22)(c)(d)	1,150	1,124,190
3.30%, 01/11/23	1,948	1,904,337
3.86%, 07/23/24 (Call 07/23/23)(c)(d)	1,000	991,949
5.00%, 05/13/21	275	284,691
5.49%, 03/15/19	100	100,876
5.63%, 07/01/20(a)	2,400	2,489,229
5.70%, 01/24/22	1,140	1,209,345
6.88%, 11/15/18(a)	225	225,319
Series L, 2.25%, 04/21/20	2,997	2,952,912
Bank of Montreal 1.50%, 07/18/19	4,060	4,020,167
1.90%, 08/27/21	1,612	1,544,890
2.35%, 09/11/22(a)	765	730,432
2.38%, 01/25/19 (Call 12/25/18)	1,065	1,064,209
Series D, 3.10%, 04/13/21	1,120	1,112,083
Bank of New York Mellon Corp. (The) 2.05%, 05/03/21 (Call 04/03/21)	1,786	1,726,419
2.10%, 01/15/19 (Call 12/15/18)	1,077	1,075,859
2.30%, 09/11/19 (Call 08/11/19)	237	235,698
2.45%, 11/27/20 (Call 10/27/20)	1,130	1,110,767
2.60%, 02/07/22 (Call 01/07/22)	1,143	1,111,373

Security	Par (000)	Value

Banks (continued)
2.95%, 01/29/23 (Call 12/29/22)	$900	$875,989
3.45%, 08/11/23	500	494,178
3.50%, 04/28/23	1,065	1,056,989
3.55%, 09/23/21 (Call 08/23/21)	255	255,547
5.45%, 05/15/19	429	434,352
Series G, 2.15%, 02/24/20 (Call 01/24/20)	1,780	1,757,775
Series G, 2.20%, 05/15/19 (Call 04/15/19)	669	667,107
Bank of Nova Scotia (The) 1.65%, 06/14/19(a)	778	771,633
2.05%, 06/05/19	100	99,456
2.15%, 07/14/20	763	748,992
2.35%, 10/21/20(a)	3,465	3,404,293
2.45%, 03/22/21	1,460	1,429,043
2.45%, 09/19/22(a)	2,625	2,517,079
2.80%, 07/21/21(a)	400	393,460
Barclays Bank PLC, 2.65%, 01/11/21 (Call 12/11/20)	670	655,433
Barclays PLC 2.88%, 06/08/20	980	968,152
3.20%, 08/10/21(a)	1,675	1,637,350
3.25%, 01/12/21(a)	2,675	2,634,260
3.68%, 01/10/23 (Call 01/10/22)(a)	1,100	1,064,768
BB&T Corp. 2.15%, 02/01/21 (Call 01/01/21)	458	445,887
2.25%, 02/01/19 (Call 01/02/19)	571	570,365
2.45%, 01/15/20 (Call 12/15/19)	1,595	1,580,853
2.63%, 06/29/20 (Call 05/29/20)	1,147	1,134,479
2.75%, 04/01/22 (Call 03/01/22)(a)	1,015	988,170
6.85%, 04/30/19	2,698	2,747,012
BNP Paribas SA 2.40%, 12/12/18	800	799,729
2.45%, 03/17/19	531	530,273
3.25%, 03/03/23	1,040	1,016,420
5.00%, 01/15/21	1,575	1,622,025
BPCE SA 2.25%, 01/27/20(a)	1,050	1,035,541
2.50%, 07/15/19(a)	1,252	1,245,875
2.75%, 12/02/21	500	486,164
Branch Banking & Trust Co. 1.45%, 05/10/19 (Call 04/10/19)	1,332	1,322,726
2.63%, 01/15/22 (Call 12/15/21)	550	535,954
Canadian Imperial Bank of Commerce 1.60%, 09/06/19	946	934,635
2.10%, 10/05/20	531	519,003
2.55%, 06/16/22	2,494	2,401,148
3.50%, 09/13/23	385	380,178
Capital One Financial Corp. 2.45%, 04/24/19 (Call 03/24/19)(a)	1,517	1,513,445
2.50%, 05/12/20 (Call 04/12/20)	1,906	1,877,847
3.05%, 03/09/22 (Call 02/09/22)(a)	2,820	2,752,450
3.20%, 01/30/23 (Call 12/30/22)	1,700	1,643,207
3.45%, 04/30/21 (Call 03/30/21)(a)	500	497,797
4.75%, 07/15/21	330	338,641
Capital One N.A. 2.25%, 09/13/21 (Call 08/13/21)	1,275	1,222,920
2.35%, 01/31/20 (Call 12/31/19)	1,125	1,110,551
2.65%, 08/08/22 (Call 07/08/22)	600	574,163
2.95%, 07/23/21 (Call 06/23/21)	300	294,135

14	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® 0-5 Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
Citibank N.A. 2.10%, 06/12/20 (Call 05/12/20)	$1,450	$1,421,819
3.05%, 05/01/20 (Call 04/01/20)	1,000	995,833
3.40%, 07/23/21 (Call 06/23/21)	750	746,682
Citigroup Inc. 2.05%, 12/07/18(a)	1,461	1,460,080
2.05%, 06/07/19(a)	997	992,183
2.35%, 08/02/21	3,871	3,738,599
2.40%, 02/18/20	2,596	2,566,355
2.50%, 07/29/19	1,522	1,516,646
2.55%, 04/08/19	930	929,132
2.65%, 10/26/20(a)	1,760	1,733,120
2.70%, 03/30/21	2,200	2,154,435
2.70%, 10/27/22 (Call 09/27/22)	1,510	1,444,338
2.75%, 04/25/22 (Call 03/25/22)	1,385	1,337,592
2.88%, 07/24/23 (Call 07/24/22)(c)(d)	1,200	1,153,686
2.90%, 12/08/21 (Call 11/08/21)	1,260	1,229,923
3.14%, 01/24/23 (Call 01/24/22)(c)(d)	1,900	1,856,883
3.50%, 05/15/23	1,020	997,969
4.05%, 07/30/22	350	350,888
4.50%, 01/14/22(a)	1,166	1,191,272
5.38%, 08/09/20	998	1,030,159
8.50%, 05/22/19(a)	2,801	2,883,465
Citizens Bank N.A./Providence RI 2.25%, 10/30/20 (Call 09/30/20)	1,900	1,850,645
2.55%, 05/13/21 (Call 04/13/21)	1,270	1,234,962
2.65%, 05/26/22 (Call 04/26/22)	810	777,390
Comerica Inc., 3.70%, 07/31/23 (Call 07/01/23)	550	545,291
Commonwealth Bank of Australia/New York NY 2.25%, 03/13/19	1,450	1,447,326
2.40%, 11/02/20(a)	600	587,113
2.55%, 03/15/21	1,290	1,260,927
Compass Bank 2.88%, 06/29/22 (Call 05/29/22)	500	479,382
3.50%, 06/11/21 (Call 05/11/21)	1,750	1,733,834
Cooperatieve Rabobank UA 3.88%, 02/08/22	2,565	2,576,556
3.95%, 11/09/22	1,210	1,197,381
4.50%, 01/11/21(a)	780	795,483
Cooperatieve Rabobank UA/NY 1.38%, 08/09/19(a)	1,350	1,333,868
2.25%, 01/14/20(a)	1,350	1,334,628
2.50%, 01/19/21	900	880,368
2.75%, 01/10/22	970	942,249
2.75%, 01/10/23	1,005	964,365
3.13%, 04/26/21	200	197,966
Credit Suisse AG/New York NY 2.30%, 05/28/19	1,050	1,045,823
3.00%, 10/29/21(a)	1,022	1,001,881
5.30%, 08/13/19	1,412	1,435,654
5.40%, 01/14/20(a)	1,290	1,318,149
Credit Suisse Group Funding Guernsey Ltd. 2.75%, 03/26/20	2,120	2,098,050
3.13%, 12/10/20	4,250	4,203,352
3.80%, 09/15/22	750	741,291
3.80%, 06/09/23(a)	1,050	1,031,768
Deutsche Bank AG 2.85%, 05/10/19	1,863	1,858,567
2.95%, 08/20/20	349	341,859
3.38%, 05/12/21	1,683	1,636,975

Security	Par (000)	Value

Banks (continued)
Deutsche Bank AG/London, 2.50%, 02/13/19	$1,376	$1,373,017
Deutsche Bank AG/New York NY 3.15%, 01/22/21	1,075	1,047,484
3.30%, 11/16/22	2,165	2,039,940
3.38%, 05/12/21	225	218,847
3.95%, 02/27/23	100	96,195
4.25%, 02/04/21	410	407,542
Discover Bank 2.60%, 11/13/18	350	349,955
3.10%, 06/04/20 (Call 05/04/20)	1,305	1,294,276
3.35%, 02/06/23 (Call 01/06/23)	1,050	1,013,905
Fifth Third Bancorp. 2.30%, 03/01/19 (Call 01/30/19)	1,524	1,521,384
2.60%, 06/15/22 (Call 05/15/22)(a)	922	886,193
2.88%, 07/27/20 (Call 06/27/20)	960	950,531
Fifth Third Bank/Cincinnati OH 1.63%, 09/27/19 (Call 08/27/19)	1,210	1,195,517
2.20%, 10/30/20 (Call 09/30/20)	1,250	1,222,060
2.30%, 03/15/19 (Call 02/15/19)(a)	1,540	1,537,440
Goldman Sachs Bank USA/New York NY, 3.20%, 06/05/20	895	890,996
Goldman Sachs Group Inc. (The) 2.00%, 04/25/19 (Call 03/25/19)	603	600,770
2.30%, 12/13/19 (Call 11/13/19)	4,728	4,683,517
2.55%, 10/23/19	3,255	3,236,138
2.60%, 04/23/20 (Call 03/23/20)	1,620	1,601,627
2.60%, 12/27/20 (Call 12/27/19)	1,749	1,714,036
2.63%, 04/25/21 (Call 03/25/21)(a)	3,056	2,985,525
2.75%, 09/15/20 (Call 08/15/20)	1,090	1,076,743
2.88%, 02/25/21 (Call 01/25/21)	2,325	2,288,507
2.88%, 10/31/22 (Call 10/31/21)(c)(d)	749	727,987
2.91%, 06/05/23 (Call 06/05/22)(a)(c)(d)	1,200	1,156,762
2.91%, 07/24/23 (Call 07/24/22)(c)(d)	3,000	2,885,118
3.00%, 04/26/22 (Call 04/26/21)	1,288	1,253,529
3.20%, 02/23/23 (Call 01/23/23)(a)	2,150	2,087,701
3.63%, 01/22/23	860	849,760
5.25%, 07/27/21	1,947	2,024,972
5.38%, 03/15/20	1,420	1,457,504
5.75%, 01/24/22	890	940,398
Series D, 6.00%, 06/15/20	1,127	1,171,808
HSBC Holdings PLC 2.65%, 01/05/22	1,050	1,014,905
2.95%, 05/25/21	4,085	4,014,035
3.26%, 03/13/23 (Call 03/13/22)(c)(d)	1,620	1,582,234
3.40%, 03/08/21	1,765	1,755,250
3.60%, 05/25/23	1,500	1,475,823
4.00%, 03/30/22(a)	1,813	1,828,854
4.88%, 01/14/22	400	412,885
5.10%, 04/05/21	1,330	1,374,641
HSBC USA Inc. 2.35%, 03/05/20	1,263	1,247,531
2.75%, 08/07/20	3,050	3,019,036
Huntington Bancshares Inc./OH 2.30%, 01/14/22 (Call 12/14/21)	1,794	1,716,080
3.15%, 03/14/21 (Call 02/14/21)	907	896,630
Huntington National Bank (The) 2.20%, 04/01/19 (Call 03/01/19)	300	299,074
3.55%, 10/06/23 (Call 09/06/23)	595	585,532
ING Groep NV 3.15%, 03/29/22	1,400	1,361,328
4.10%, 10/02/23	475	472,171

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) October 31, 2018	iShares® 0-5 Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
JPMorgan Chase & Co. 1.85%, 03/22/19 (Call 02/22/19)(a)	$1,463	$1,458,070
2.20%, 10/22/19	2,060	2,041,938
2.25%, 01/23/20 (Call 12/23/19)	3,140	3,102,866
2.30%, 08/15/21 (Call 08/15/20)(a)	2,106	2,038,104
2.35%, 01/28/19(a)	1,545	1,544,015
2.40%, 06/07/21 (Call 05/07/21)	1,438	1,398,826
2.55%, 10/29/20 (Call 09/29/20)	1,539	1,512,977
2.55%, 03/01/21 (Call 02/01/21)	2,291	2,245,494
2.70%, 05/18/23 (Call 03/18/23)	215	205,276
2.75%, 06/23/20 (Call 05/23/20)	2,840	2,810,553
2.78%, 04/25/23 (Call 04/25/22)(c)(d)	545	527,339
2.97%, 01/15/23 (Call 01/15/22)	520	503,623
3.20%, 01/25/23	2,790	2,728,117
3.25%, 09/23/22	1,380	1,361,809
3.38%, 05/01/23	1,700	1,657,146
3.51%, 06/18/22 (Call 06/18/21)(c)(d)	3,610	3,600,797
3.56%, 04/23/24 (Call 04/23/23)(c)(d)	750	737,965
4.25%, 10/15/20	1,443	1,464,974
4.35%, 08/15/21	300	306,552
4.50%, 01/24/22	2,819	2,896,819
4.95%, 03/25/20	755	772,315
6.30%, 04/23/19	23	23,354
JPMorgan Chase Bank N.A. 2.60%, 02/01/21 (Call 02/01/20)(c)(d)	500	495,326
3.09%, 04/26/21 (Call 04/26/20)(c)(d)	3,300	3,285,467
KeyBank N.A./Cleveland OH 2.30%, 09/14/22	1,380	1,314,136
2.35%, 03/08/19	1,875	1,871,311
KeyCorp. 2.30%, 12/13/18 (Call 11/13/18)(a)	665	664,735
2.90%, 09/15/20	1,025	1,015,045
Lloyds Bank PLC, 3.30%, 05/07/21	1,350	1,339,456
Lloyds Banking Group PLC 3.00%, 01/11/22(a)	1,635	1,585,905
3.10%, 07/06/21	775	760,765
4.05%, 08/16/23	1,750	1,733,510
M&T Bank Corp., 3.55%, 07/26/23 (Call 06/26/23)	605	599,392
Manufacturers & Traders Trust Co. 2.05%, 08/17/20 (Call 07/17/20)(a)	655	640,059
2.10%, 02/06/20 (Call 01/06/20)	1,165	1,150,023
2.63%, 01/25/21 (Call 12/25/20)	625	614,467
Mitsubishi UFJ Financial Group Inc. 2.19%, 09/13/21	2,100	2,018,424
2.67%, 07/25/22	2,184	2,105,129
2.95%, 03/01/21	1,625	1,602,565
3.46%, 03/02/23	975	960,007
3.76%, 07/26/23	800	794,723
Mizuho Financial Group Inc. 2.60%, 09/11/22	2,600	2,480,817
2.95%, 02/28/22	675	656,803
3.55%, 03/05/23(a)	775	764,460
Morgan Stanley 2.20%, 12/07/18	106	105,901
2.38%, 07/23/19	1,507	1,499,419
2.45%, 02/01/19	1,694	1,692,912
2.50%, 01/24/19(a)	1,545	1,543,800
2.50%, 04/21/21	3,241	3,156,368
2.63%, 11/17/21(a)	3,730	3,618,535
2.65%, 01/27/20	2,555	2,536,228

Security	Par (000)	Value

Banks (continued)
2.80%, 06/16/20(a)	$1,530	$1,514,774
3.13%, 01/23/23	4,252	4,118,955
3.74%, 04/24/24 (Call 04/24/23)(c)(d)	1,455	1,436,389
3.75%, 02/25/23	1,381	1,370,873
4.88%, 11/01/22(a)	1,120	1,154,104
5.50%, 01/26/20	682	699,917
5.50%, 07/24/20(a)	2,330	2,407,407
5.50%, 07/28/21	1,564	1,636,211
5.63%, 09/23/19	1,221	1,247,026
5.75%, 01/25/21	1,005	1,050,607
7.30%, 05/13/19(a)	1,150	1,175,132
MUFG Americas Holdings Corp., 2.25%, 02/10/20 (Call 01/10/20)	380	374,797
National Australia Bank Ltd./New York 1.88%, 07/12/21	2,225	2,126,357
2.00%, 01/14/19	1,060	1,057,510
2.13%, 05/22/20	1,065	1,045,857
2.50%, 05/22/22	1,640	1,571,475
2.63%, 01/14/21	1,040	1,019,590
2.80%, 01/10/22	995	967,336
3.00%, 01/20/23	1,000	969,147
National Bank of Canada, 2.15%, 06/12/20 (Call 05/12/20)	1,150	1,129,314
PNC Bank N.A. 1.70%, 12/07/18 (Call 11/07/18)(e)	650	649,399
1.80%, 11/05/18(a)(e)	900	899,936
1.95%, 03/04/19 (Call 02/02/19)(a)(e)	900	897,369
2.00%, 05/19/20 (Call 04/19/20)(e)	1,100	1,078,914
2.15%, 04/29/21 (Call 03/30/21)(e)	690	668,666
2.30%, 06/01/20 (Call 05/01/20)(e)	500	492,207
2.45%, 11/05/20 (Call 10/05/20)(e)	900	883,588
2.45%, 07/28/22 (Call 06/28/22)(e)	900	865,046
2.50%, 01/22/21 (Call 12/22/20)(e)	673	660,195
2.55%, 12/09/21 (Call 11/09/21)(e)	250	243,028
2.63%, 02/17/22 (Call 01/17/22)(e)	625	606,726
2.70%, 11/01/22 (Call 10/01/22)(e)	475	456,197
2.95%, 01/30/23 (Call 12/30/22)(e)	1,100	1,060,638
3.50%, 06/08/23 (Call 05/08/23)(e)	1,000	993,337
PNC Financial Services Group Inc. (The) 5.13%, 02/08/20(e)	390	398,954
6.88%, 05/15/19(e)	4,186	4,273,261
Regions Financial Corp. 2.75%, 08/14/22 (Call 07/14/22)	745	715,136
3.20%, 02/08/21 (Call 01/08/21)	587	581,871
Royal Bank of Canada 1.50%, 07/29/19	1,575	1,557,664
1.63%, 04/15/19(a)	1,250	1,243,578
2.00%, 12/10/18	222	221,889
2.13%, 03/02/20	1,107	1,092,418
2.15%, 03/15/19	1,758	1,753,191
2.15%, 10/26/20	1,781	1,740,791
2.35%, 10/30/20	1,046	1,026,935
2.50%, 01/19/21	1,090	1,069,741
2.75%, 02/01/22	625	610,386
3.20%, 04/30/21	785	782,455
Royal Bank of Scotland Group PLC 3.50%, 05/15/23 (Call 05/15/22)(c)(d)	1,606	1,545,859
4.52%, 06/25/24 (Call 06/25/23)(c)(d)	365	361,151
6.10%, 06/10/23	2,100	2,162,939

16	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® 0-5 Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
Santander Holdings USA Inc. 2.65%, 04/17/20 (Call 03/17/20)	$2,235	$2,208,266
3.40%, 01/18/23 (Call 12/19/22)	165	157,250
3.70%, 03/28/22 (Call 02/28/22)	1,170	1,148,723
Santander UK Group Holdings PLC 2.88%, 10/16/20	150	147,737
2.88%, 08/05/21	1,250	1,211,119
3.13%, 01/08/21	1,767	1,741,761
3.57%, 01/10/23 (Call 01/10/22)	1,400	1,350,763
Santander UK PLC 2.35%, 09/10/19	377	374,237
2.38%, 03/16/20	295	291,132
2.50%, 03/14/19	904	902,363
3.40%, 06/01/21(a)	1,150	1,141,175
Skandinaviska Enskilda Banken AB 1.88%, 09/13/21	450	428,389
2.80%, 03/11/22	1,010	981,302
State Street Corp. 1.95%, 05/19/21	1,185	1,141,276
2.55%, 08/18/20(a)	1,221	1,206,164
Sumitomo Mitsui Banking Corp. 1.97%, 01/11/19	250	249,536
2.05%, 01/18/19	750	748,417
2.45%, 01/10/19(a)	1,000	998,588
2.45%, 01/16/20	1,600	1,583,988
2.51%, 01/17/20	2,675	2,649,837
Sumitomo Mitsui Financial Group Inc. 2.06%, 07/14/21	832	798,814
2.78%, 07/12/22	750	723,390
2.78%, 10/18/22	1,506	1,448,277
2.85%, 01/11/22	4,160	4,049,538
2.93%, 03/09/21	1,551	1,529,073
3.10%, 01/17/23	1,285	1,249,140
3.75%, 07/19/23	200	198,793
SunTrust Bank/Atlanta GA 2.25%, 01/31/20 (Call 12/31/19)	675	667,014
3.00%, 02/02/23 (Call 01/02/23)	1,210	1,173,581
SunTrust Banks Inc. 2.35%, 11/01/18	695	695,000
2.50%, 05/01/19 (Call 04/01/19)	735	733,465
2.70%, 01/27/22 (Call 12/27/21)	1,309	1,264,684
2.90%, 03/03/21 (Call 02/03/21)	1,600	1,575,773
Svenska Handelsbanken AB 1.50%, 09/06/19	1,750	1,726,922
1.88%, 09/07/21	1,000	953,935
2.40%, 10/01/20	950	932,298
2.45%, 03/30/21	1,400	1,364,896
3.35%, 05/24/21	690	685,488
Toronto-Dominion Bank (The) 1.45%, 08/13/19(a)	725	716,245
1.80%, 07/13/21	1,366	1,310,065
1.90%, 10/24/19(a)	825	815,756
1.95%, 01/22/19	1,989	1,984,165
2.13%, 07/02/19(a)	518	514,984
2.13%, 04/07/21(a)	999	970,093
2.25%, 11/05/19	2,107	2,091,674
2.50%, 12/14/20	1,505	1,480,452
2.55%, 01/25/21	1,160	1,140,475
3.25%, 06/11/21	558	555,878
3.50%, 07/19/23	1,015	1,009,409

Security	Par (000)	Value

Banks (continued)
U.S. Bancorp. 2.20%, 04/25/19 (Call 03/25/19)(a)	$2,153	$2,147,613
2.35%, 01/29/21 (Call 12/29/20)	1,770	1,732,020
2.95%, 07/15/22 (Call 06/15/22)(a)	1,530	1,490,772
3.00%, 03/15/22 (Call 02/15/22)	600	590,592
Series V, 2.63%, 01/24/22 (Call 12/23/21)	1,805	1,757,485
U.S. Bank N.A./Cincinnati OH 2.35%, 01/23/20 (Call 12/23/19)	2,050	2,033,115
3.15%, 04/26/21 (Call 03/26/21)	500	497,619
3.40%, 07/24/23 (Call 06/23/23)	1,070	1,059,451
UBS AG/Stamford CT 2.35%, 03/26/20	1,750	1,727,225
2.38%, 08/14/19	3,440	3,421,292
Wells Fargo &Co. 2.10%, 07/26/21	2,280	2,188,184
2.13%, 04/22/19(a)	2,873	2,861,909
2.15%, 01/15/19	1,851	1,847,591
2.50%, 03/04/21(a)	1,525	1,487,408
2.55%, 12/07/20	1,578	1,545,492
2.60%, 07/22/20	1,877	1,851,219
2.63%, 07/22/22(a)	3,845	3,686,594
3.00%, 01/22/21	1,118	1,105,460
3.07%, 01/24/23 (Call 01/24/22)	2,500	2,423,266
3.50%, 03/08/22(a)	1,035	1,025,164
4.13%, 08/15/23	3,000	3,004,805
4.60%, 04/01/21	384	392,740
Series M, 3.45%, 02/13/23	1,075	1,049,824
Series N, 2.15%, 01/30/20(a)	4,472	4,412,962
Wells Fargo Bank N.A. 1.80%, 11/28/18	700	699,546
2.15%, 12/06/19	900	891,022
2.60%, 01/15/21	1,776	1,740,719
3.33%, 07/23/21 (Call 07/23/20)(c)(d)	325	323,649
3.55%, 08/14/23 (Call 07/14/23)	1,485	1,470,783
3.63%, 10/22/21 (Call 09/21/21)	750	749,823
Westpac Banking Corp. 1.60%, 08/19/19(a)	1,188	1,174,561
1.95%, 11/23/18	250	249,886
2.00%, 08/19/21	495	474,327
2.10%, 05/13/21	952	918,850
2.15%, 03/06/20	814	802,031
2.25%, 01/17/19(a)	1,502	1,501,172
2.30%, 05/26/20	874	860,525
2.50%, 06/28/22	1,265	1,212,345
2.60%, 11/23/20	915	900,603
2.80%, 01/11/22	445	433,392
3.65%, 05/15/23	2,210	2,198,959
4.88%, 11/19/19	2,586	2,632,166

		502,471,259
Beverages — 2.6%
Anheuser-Busch InBev Finance Inc. 2.65%, 02/01/21 (Call 01/01/21)	8,401	8,233,606
3.30%, 02/01/23 (Call 12/01/22)	4,305	4,190,127
Anheuser-Busch InBev Worldwide Inc. 2.50%, 07/15/22	1,475	1,406,316
3.75%, 01/15/22(a)	1,615	1,613,943
Coca-Cola Co. (The) 1.38%, 05/30/19	729	722,897
1.55%, 09/01/21	955	912,943
1.65%, 11/01/18	560	560,000

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) October 31, 2018	iShares® 0-5 Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Beverages (continued)
1.88%, 10/27/20	$599	$584,653
2.20%, 05/25/22	120	115,514
2.45%, 11/01/20	585	576,653
3.15%, 11/15/20	1,024	1,023,378
Constellation Brands Inc. 2.25%, 11/06/20	525	511,171
2.70%, 05/09/22 (Call 04/09/22)	785	754,691
3.20%, 02/15/23 (Call 01/15/23)(a)	905	875,762
3.75%, 05/01/21	12	12,001
4.25%, 05/01/23(a)	510	514,012
Diageo Capital PLC, 3.00%, 05/18/20	310	309,101
Diageo Investment Corp., 2.88%, 05/11/22	772	756,932
Keurig Dr Pepper Inc. 3.55%, 05/25/21(b)	315	313,310
4.06%, 05/25/23 (Call 04/25/23)(b)	2,330	2,315,917
Molson Coors Brewing Co. 1.45%, 07/15/19	590	583,505
2.10%, 07/15/21 (Call 06/15/21)	1,335	1,278,704
PepsiCo Inc. 1.50%, 02/22/19	848	844,962
1.55%, 05/02/19(a)	131	130,255
1.70%, 10/06/21 (Call 09/06/21)	350	334,830
1.85%, 04/30/20 (Call 03/30/20)	1,164	1,142,358
2.00%, 04/15/21 (Call 03/15/21)	715	694,575
2.15%, 10/14/20 (Call 09/14/20)	1,320	1,294,464
2.25%, 01/07/19 (Call 12/07/18)	325	324,703
2.75%, 03/05/22	1,050	1,030,187
2.75%, 03/01/23	1,668	1,619,488
3.00%, 08/25/21	783	777,466
3.10%, 07/17/22 (Call 05/17/22)	85	84,151

		36,442,575
Biotechnology — 1.6%
Amgen Inc. 1.90%, 05/10/19	40	39,767
2.13%, 05/01/20 (Call 04/01/20)	1,150	1,130,448
2.20%, 05/22/19 (Call 04/22/19)	1,158	1,152,758
2.20%, 05/11/20	1,265	1,244,918
2.65%, 05/11/22 (Call 04/11/22)	1,655	1,596,189
3.45%, 10/01/20	861	861,556
3.88%, 11/15/21 (Call 08/15/21)	961	968,331
4.10%, 06/15/21 (Call 03/15/21)	810	821,186
5.70%, 02/01/19	690	694,736
Biogen Inc., 2.90%, 09/15/20(a)	1,628	1,611,369
Celgene Corp. 2.25%, 05/15/19	271	269,700
2.75%, 02/15/23 (Call 01/15/23)	1,075	1,022,320
2.88%, 08/15/20	1,608	1,589,636
3.55%, 08/15/22	900	889,428
3.95%, 10/15/20	1,945	1,958,094
Gilead Sciences Inc. 2.05%, 04/01/19(a)	1,140	1,135,092
2.35%, 02/01/20	1,460	1,444,528
2.55%, 09/01/20	1,639	1,618,216
3.25%, 09/01/22 (Call 07/01/22)	154	152,235
4.40%, 12/01/21 (Call 09/01/21)	1,710	1,756,843
4.50%, 04/01/21 (Call 01/01/21)	745	762,213

		22,719,563

Security	Par (000)	Value

Chemicals — 1.3%
Dow Chemical Co. (The) 3.00%, 11/15/22 (Call 08/15/22)	$1,605	$1,557,068
4.13%, 11/15/21 (Call 08/15/21)	195	197,740
4.25%, 11/15/20 (Call 08/15/20)	1,628	1,649,229
8.55%, 05/15/19	1,760	1,810,135
Eastman Chemical Co., 2.70%, 01/15/20 (Call 12/15/19)	1,958	1,942,419
EI du Pont de Nemours &Co. 2.80%, 02/15/23	113	109,264
3.63%, 01/15/21(a)	1,630	1,638,190
4.63%, 01/15/20	3,394	3,450,692
LyondellBasell Industries NV, 5.00%, 04/15/19 (Call 01/15/19)	1,104	1,108,056
Mosaic Co. (The), 3.25%, 11/15/22 (Call 10/15/22)(a)	40	38,811
Praxair Inc. 2.20%, 08/15/22 (Call 05/15/22)	569	543,689
2.45%, 02/15/22 (Call 11/15/21)	350	339,870
3.00%, 09/01/21	212	209,616
4.50%, 08/15/19	592	599,450
Sherwin-Williams Co. (The) 2.25%, 05/15/20	1,404	1,379,193
2.75%, 06/01/22 (Call 05/01/22)	2,380	2,287,598

		18,861,020
Commercial Services — 0.5%
Automatic Data Processing Inc., 2.25%, 09/15/20
(Call 08/15/20)	2,078	2,047,199
Block Financial LLC, 4.13%, 10/01/20 (Call 09/01/20)	358	360,188
Ecolab Inc. 2.38%, 08/10/22 (Call 07/10/22)	215	205,586
4.35%, 12/08/21	1,238	1,268,502
Equifax Inc., 3.30%, 12/15/22 (Call 09/15/22)(a)	520	504,423
IHS Markit Ltd., 4.13%, 08/01/23 (Call 07/01/23)	70	68,888
Moody’s Corp., 4.50%, 09/01/22 (Call 06/01/22)	630	645,619
S&P Global Inc., 3.30%, 08/14/20 (Call 07/14/20)	615	613,725
Total System Services Inc., 3.80%, 04/01/21 (Call 03/01/21)	761	761,572

		6,475,702
Computers — 3.2%
Apple Inc. 1.10%, 08/02/19	400	394,929
1.55%, 02/08/19(a)	88	87,671
1.55%, 02/07/20	550	540,311
1.55%, 08/04/21 (Call 07/04/21)	3,217	3,074,366
1.70%, 02/22/19(a)	25	24,917
1.80%, 05/11/20	702	689,316
2.00%, 05/06/20	1,625	1,599,379
2.10%, 05/06/19	1,695	1,689,473
2.10%, 09/12/22 (Call 08/12/22)	3,225	3,072,800
2.15%, 02/09/22	1,931	1,860,699
2.25%, 02/23/21 (Call 01/23/21)	2,104	2,059,950
2.30%, 05/11/22 (Call 04/11/22)	838	808,335
2.40%, 05/03/23	2,584	2,464,013
2.50%, 02/09/22 (Call 01/09/22)	1,347	1,312,190
2.85%, 05/06/21	1,971	1,954,389
2.85%, 02/23/23 (Call 12/23/22)	260	253,322
Dell International LLC/EMC Corp. 3.48%, 06/01/19(b)	2,193	2,195,824
4.42%, 06/15/21 (Call 05/15/21)(b)	4,279	4,313,919
5.45%, 06/15/23 (Call 04/15/23)(b)	2,377	2,459,325

18	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® 0-5 Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Computers (continued)
Hewlett Packard Enterprise Co. 3.60%, 10/15/20 (Call 09/15/20)	$3,529	$3,533,388
4.40%, 10/15/22 (Call 08/15/22)	765	779,467
HP Inc., 4.30%, 06/01/21	100	101,713
IBM Credit LLC
2.20%, 09/08/22	1,055	1,000,195
3.00%, 02/06/23	725	705,648
International Business Machines Corp. 1.63%, 05/15/20(a)	1,600	1,561,580
1.80%, 05/17/19	1,365	1,356,781
1.88%, 08/01/22(a)	270	253,425
1.95%, 02/12/19	1,275	1,270,886
2.50%, 01/27/22	1,450	1,402,327
3.38%, 08/01/23	1,000	985,566
8.38%, 11/01/19	90	94,703
Seagate HDD Cayman 4.25%, 03/01/22 (Call 02/01/22)	100	95,797
4.75%, 06/01/23	1,040	987,659

		44,984,263
Cosmetics & Personal Care — 0.6%
Colgate-Palmolive Co. 1.75%, 03/15/19	75	74,663
2.30%, 05/03/22	320	308,827
Procter & Gamble Co. (The) 1.60%, 11/15/18	75	74,973
1.70%, 11/03/21	1,290	1,233,516
1.90%, 11/01/19	815	806,718
1.90%, 10/23/20	364	355,486
2.15%, 08/11/22	1,575	1,510,924
2.30%, 02/06/22	520	504,905
Unilever Capital Corp. 1.38%, 07/28/21	570	541,568
2.10%, 07/30/20	900	882,568
2.20%, 05/05/22 (Call 04/05/22)	890	852,260
3.00%, 03/07/22	500	493,663
3.13%, 03/22/23 (Call 02/22/23)	680	668,437
4.25%, 02/10/21	650	663,409

		8,971,917
Diversified Financial Services — 4.1%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 3.30%, 01/23/23 (Call 12/23/22)	900	863,216
3.95%, 02/01/22 (Call 01/01/22)	1,875	1,855,381
4.13%, 07/03/23 (Call 06/03/23)(a)	250	246,844
4.50%, 05/15/21	2,110	2,131,343
4.63%, 10/30/20	1,175	1,191,709
Air Lease Corp. 3.38%, 01/15/19 (Call 12/15/18)	1,428	1,428,602
2.63%, 07/01/22 (Call 06/01/22)	301	286,972
2.75%, 01/15/23 (Call 12/15/22)(a)	1,000	945,611
3.38%, 06/01/21 (Call 05/01/21)	738	729,797
3.88%, 07/03/23 (Call 06/03/23)	345	339,893
Aircastle Ltd., 4.40%, 09/25/23 (Call 08/25/23)	1,295	1,283,797
American Express Co. 2.50%, 08/01/22 (Call 07/01/22)	646	618,776
3.38%, 05/17/21 (Call 04/17/21)(a)	505	503,955
3.40%, 02/27/23 (Call 01/27/23)	2,390	2,343,050
American Express Credit Corp. 1.88%, 05/03/19 (Call 04/03/19)	1,641	1,633,512
2.13%, 03/18/19(a)	2,881	2,874,561

Security	Par (000)	Value

Diversified Financial Services (continued)
2.20%, 03/03/20 (Call 02/01/20)	$1,169	$1,153,300
2.25%, 08/15/19(a)	1,238	1,231,131
2.25%, 05/05/21 (Call 04/05/21)	1,740	1,690,327
2.38%, 05/26/20 (Call 04/25/20)	1,290	1,271,402
2.70%, 03/03/22 (Call 01/31/22)(a)	2,606	2,528,155
Series F, 2.60%, 09/14/20 (Call 08/14/20)	1,507	1,485,660
Capital One Bank USA N.A. 2.30%, 06/05/19 (Call 05/05/19)	550	548,103
3.38%, 02/15/23	500	483,821
Charles Schwab Corp. (The) 2.65%, 01/25/23 (Call 12/25/22)	1,377	1,325,975
3.25%, 05/21/21 (Call 04/21/21)	370	369,060
4.45%, 07/22/20	1,100	1,120,958
CME Group Inc., 3.00%, 09/15/22	110	108,074
Discover Financial Services, 3.85%, 11/21/22	1,030	1,011,979
GE Capital International Funding Co. Unlimited Co., 2.34%, 11/15/20(a)	5,210	5,047,271
Intercontinental Exchange Inc. 2.35%, 09/15/22 (Call 08/15/22)	1,082	1,036,970
2.75%, 12/01/20 (Call 11/01/20)	1,292	1,277,113
International Lease Finance Corp. 4.63%, 04/15/21(a)	805	817,051
5.88%, 04/01/19	564	569,776
5.88%, 08/15/22	125	131,583
6.25%, 05/15/19	1,805	1,834,783
Jefferies Group LLC 5.13%, 01/20/23	740	761,120
6.88%, 04/15/21	555	593,046
Mastercard Inc., 2.00%, 11/21/21 (Call 10/21/21)	545	524,913
Nasdaq Inc., 5.55%, 01/15/20	515	528,093
Nomura Holdings Inc. 2.75%, 03/19/19(a)	500	499,750
6.70%, 03/04/20	210	218,713
ORIX Corp., 2.90%, 07/18/22	282	271,950
Synchrony Financial 3.00%, 08/15/19 (Call 07/15/19)	1,440	1,434,423
3.75%, 08/15/21 (Call 06/15/21)	685	675,512
Not Rated, 2.60%, 01/15/19 (Call 12/15/18)	2,730	2,726,740
TD Ameritrade Holding Corp. 2.95%, 04/01/22 (Call 02/01/22)	1,188	1,161,502
5.60%, 12/01/19	337	345,841
Visa Inc. 2.20%, 12/14/20 (Call 11/14/20)	2,616	2,562,342
2.80%, 12/14/22 (Call 10/14/22)	929	904,464

		57,527,920
Electric — 2.4%
American Electric Power Co. Inc., 2.15%, 11/13/20	1,235	1,203,457
CenterPoint Energy Inc. 2.50%, 09/01/22 (Call 08/01/22)	715	681,721
3.60%, 11/01/21	140	139,847
Consolidated Edison Co. of New York Inc., 7.13%, 12/01/18	150	150,481
Consolidated Edison Inc., 2.00%, 05/15/21 (Call 04/15/21)	821	791,707
Dominion Energy Inc. 2.50%, 12/01/19 (Call 11/01/19)	414	410,697
2.96%, 07/01/19(f)	520	519,457
4.10%, 04/01/21(f)	591	594,871
DTE Energy Co., Series D, 3.70%, 08/01/23 (Call 07/01/23)	265	263,170
Duke Energy Carolinas LLC 3.05%, 03/15/23 (Call 03/15/23)	550	540,170
Series C, 7.00%, 11/15/18	75	75,115

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) October 31, 2018	iShares® 0-5 Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
Duke Energy Corp. 1.80%, 09/01/21 (Call 08/01/21)	$522	$497,872
2.40%, 08/15/22 (Call 07/15/22)	411	392,311
3.55%, 09/15/21 (Call 06/15/21)	271	270,700
Duke Energy Progress LLC 2.80%, 05/15/22 (Call 02/15/22)	1,045	1,020,342
5.30%, 01/15/19	1,067	1,073,267
Emera U.S. Finance LP 2.15%, 06/15/19	683	677,580
2.70%, 06/15/21 (Call 05/15/21)	1,605	1,556,436
Entergy Corp., 4.00%, 07/15/22 (Call 05/15/22)	523	526,231
Entergy Texas Inc., 7.13%, 02/01/19	162	163,562
Exelon Corp. 2.85%, 06/15/20 (Call 05/15/20)	900	889,346
3.50%, 06/01/22 (Call 05/01/22)	305	297,223
5.15%, 12/01/20 (Call 09/01/20)	702	719,279
Exelon Generation Co. LLC 2.95%, 01/15/20 (Call 12/15/19)	1,207	1,198,787
3.40%, 03/15/22 (Call 02/15/22)	660	650,674
4.25%, 06/15/22 (Call 03/15/22)	276	278,946
5.20%, 10/01/19	1,557	1,583,832
FirstEnergy Corp.
Series A, 2.85%, 07/15/22 (Call 05/15/22)	145	139,703
Series B, 4.25%, 03/15/23 (Call 12/15/22)	125	126,254
Georgia Power Co. 1.95%, 12/01/18	80	79,911
4.25%, 12/01/19	135	136,349
MidAmerican Energy Co., 2.40%, 03/15/19 (Call 02/15/19)	970	967,510
NextEra Energy Capital Holdings Inc., 2.30%, 04/01/19	515	513,476
Oncor Electric Delivery Co. LLC, 7.00%, 09/01/22	120	134,804
Pacific Gas & Electric Co., 3.50%, 10/01/20 (Call 07/01/20)(a)	1,285	1,282,913
Progress Energy Inc., 4.40%, 01/15/21 (Call 10/15/20)	1,390	1,410,371
PSEG Power LLC 3.00%, 06/15/21 (Call 05/15/21)	830	815,177
3.85%, 06/01/23 (Call 05/01/23)	1,380	1,367,241
Public Service Enterprise Group Inc., 2.65%, 11/15/22 (Call 10/15/22)	385	368,412
Sempra Energy 2.40%, 02/01/20	575	567,517
2.40%, 03/15/20 (Call 02/15/20)	1,259	1,242,564
2.90%, 02/01/23 (Call 01/01/23)	435	417,616
9.80%, 02/15/19	539	548,645
Southern Co. (The) 1.85%, 07/01/19	2,087	2,068,637
2.35%, 07/01/21 (Call 06/01/21)	1,325	1,285,312
2.75%, 06/15/20 (Call 05/15/20)	1,109	1,095,851
2.95%, 07/01/23 (Call 05/01/23)	1,200	1,145,894
Virginia Electric & Power Co., Series C, 2.75%, 03/15/23 (Call 12/15/22)	1,095	1,057,576
Xcel Energy Inc., 4.70%, 05/15/20 (Call 11/15/19)	667	676,814

		34,615,628
Electronics — 0.5%
Amphenol Corp., 2.55%, 01/30/19 (Call 12/30/18)	950	949,192
Flex Ltd., 5.00%, 02/15/23	1,249	1,256,199

Security	Par (000)	Value

Electronics (continued)
Honeywell International Inc. 1.40%, 10/30/19	$1,457	$1,434,104
1.80%, 10/30/19	583	576,197
1.85%, 11/01/21 (Call 10/01/21)	2,405	2,303,730

		6,519,422
Environmental Control — 0.2%
Republic Services Inc. 3.55%, 06/01/22 (Call 03/01/22)(a)	525	522,077
5.00%, 03/01/20	175	178,804
5.50%, 09/15/19	1,229	1,253,176
Waste Management Inc. 2.90%, 09/15/22 (Call 06/15/22)	40	38,961
4.75%, 06/30/20	693	708,846

		2,701,864
Food — 1.5%
Campbell Soup Co., 3.65%, 03/15/23 (Call 02/15/23)(a)	1,718	1,664,824
General Mills Inc. 2.20%, 10/21/19	940	931,208
2.60%, 10/12/22 (Call 09/12/22)	308	293,643
3.15%, 12/15/21 (Call 09/15/21)	590	581,003
3.70%, 10/17/23 (Call 09/17/23)	75	73,900
5.65%, 02/15/19	718	723,098
Hershey Co. (The), 3.38%, 05/15/23 (Call 04/15/23)	740	735,025
JM Smucker Co. (The), 3.50%, 10/15/21	520	518,753
Kellogg Co. 4.00%, 12/15/20(a)	838	846,636
4.15%, 11/15/19(a)	50	50,501
Kraft Heinz Foods Co. 2.80%, 07/02/20 (Call 06/02/20)	2,107	2,084,012
3.50%, 06/06/22	620	613,202
3.50%, 07/15/22 (Call 05/15/22)	370	365,328
4.00%, 06/15/23 (Call 05/15/23)	1,504	1,495,892
5.38%, 02/10/20	1,640	1,681,126
Kroger Co. (The) 2.30%, 01/15/19 (Call 12/15/18)	325	324,199
2.95%, 11/01/21 (Call 10/01/21)	500	490,004
3.30%, 01/15/21 (Call 12/15/20)	1,463	1,455,875
3.40%, 04/15/22 (Call 01/15/22)	28	27,660
Mondelez International Inc., 3.63%, 05/07/23
(Call 04/07/23)	1,375	1,358,282
Sysco Corp. 1.90%, 04/01/19	202	201,235
2.50%, 07/15/21 (Call 06/15/21)	623	606,615
2.60%, 10/01/20 (Call 09/01/20)	1,526	1,503,497
Tyson Foods Inc. 2.65%, 08/15/19 (Call 07/15/19)	1,826	1,820,734
4.50%, 06/15/22 (Call 03/15/22)	314	321,153

		20,767,405
Forest Products & Paper — 0.0%
International Paper Co., 4.75%, 02/15/22 (Call 11/15/21)	260	268,379

Gas — 0.1%
Dominion Energy Gas Holdings LLC, 2.80%, 11/15/20
(Call 10/15/20)	650	640,364
NiSource Inc., 2.65%, 11/17/22 (Call 10/17/22)	276	262,370

		902,734
Hand & Machine Tools — 0.0%
Stanley Black & Decker Inc., 2.45%, 11/17/18	65	64,982

20	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® 0-5 Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care - Products — 1.6%
Abbott Laboratories, 2.90%, 11/30/21 (Call 10/30/21)	$4,039	$3,964,273
Becton Dickinson and Co. 2.68%, 12/15/19	3,305	3,281,401
2.89%, 06/06/22 (Call 05/06/22)	2,358	2,277,633
Boston Scientific Corp., 2.85%, 05/15/20	430	426,159
Medtronic Global Holdings SCA, 1.70%, 03/28/19(a)	800	796,683
Medtronic Inc. 2.50%, 03/15/20	2,238	2,216,723
3.15%, 03/15/22	2,460	2,433,064
4.13%, 03/15/21 (Call 12/15/20)	561	569,517
Stryker Corp. 2.00%, 03/08/19	467	465,504
2.63%, 03/15/21 (Call 02/15/21)	975	956,883
4.38%, 01/15/20	117	118,670
Thermo Fisher Scientific Inc. 3.00%, 04/15/23 (Call 02/15/23)	735	708,155
3.15%, 01/15/23 (Call 10/15/22)	835	812,587
3.30%, 02/15/22	530	527,336
3.60%, 08/15/21 (Call 05/15/21)	1,136	1,135,244
4.50%, 03/01/21	570	580,529
Zimmer Biomet Holdings Inc. 2.70%, 04/01/20 (Call 03/01/20)	1,595	1,577,630
3.15%, 04/01/22 (Call 02/01/22)	101	98,262
		22,946,253
Health Care - Services — 1.4%
Aetna Inc., 2.75%, 11/15/22 (Call 08/15/22)	2,370	2,272,649
Anthem Inc. 2.25%, 08/15/19	945	938,911
2.95%, 12/01/22 (Call 11/01/22)(a)	1,390	1,342,236
3.30%, 01/15/23	800	780,751
3.70%, 08/15/21 (Call 05/15/21)(a)	810	810,320
4.35%, 08/15/20	880	894,634
Coventry Health Care Inc., 5.45%, 06/15/21 (Call 03/15/21)	500	520,191
Halfmoon Parent Inc. 3.40%, 09/17/21(b)	1,035	1,027,072
3.75%, 07/15/23 (Call 06/15/23)(b)	865	857,948
Humana Inc., 3.15%, 12/01/22 (Call 09/01/22)	1,015	985,989
Laboratory Corp. of America Holdings, 2.63%, 02/01/20	125	123,871
UnitedHealth Group Inc. 1.63%, 03/15/19	1,509	1,503,396
1.70%, 02/15/19	645	642,867
2.13%, 03/15/21	1,333	1,296,426
2.30%, 12/15/19	464	460,014
2.38%, 10/15/22	860	822,636
2.70%, 07/15/20	1,122	1,112,875
2.88%, 03/15/22 (Call 12/15/21)	1,114	1,092,167
2.88%, 03/15/23	813	788,568
3.50%, 06/15/23	1,575	1,568,611

		19,842,132
Holding Companies - Diversified — 0.0%
Ares Capital Corp., 3.50%, 02/10/23 (Call 01/10/23)	490	466,841

Home Builders — 0.0%
DR Horton Inc., 3.75%, 03/01/19 (Call 12/01/18)	648	648,065

Housewares — 0.1%
Newell Brands Inc., 3.85%, 04/01/23 (Call 02/01/23)	1,225	1,183,878

Security	Par (000)	Value

Insurance — 1.5%
Aflac Inc. 2.40%, 03/16/20	$224	$221,742
3.63%, 06/15/23	540	538,501
American International Group Inc. 2.30%, 07/16/19 (Call 06/16/19)(a)	1,807	1,798,237
3.30%, 03/01/21 (Call 02/01/21)	2,545	2,523,454
4.88%, 06/01/22	271	278,444
6.40%, 12/15/20	280	295,781
AXA Equitable Holdings Inc., 3.90%, 04/20/23 (Call 03/20/23)(b)	628	620,376
Berkshire Hathaway Finance Corp. 1.30%, 08/15/19	1,206	1,190,716
1.70%, 03/15/19(a)	1,283	1,275,848
4.25%, 01/15/21	971	994,416
Berkshire Hathaway Inc. 2.20%, 03/15/21 (Call 02/15/21)	1,332	1,304,494
2.75%, 03/15/23 (Call 01/15/23)	2,350	2,281,248
3.40%, 01/31/22	450	451,141
Chubb INA Holdings Inc. 2.30%, 11/03/20 (Call 10/03/20)	475	465,585
2.88%, 11/03/22 (Call 09/03/22)	1,050	1,024,656
Hartford Financial Services Group Inc. (The), 5.13%, 04/15/22	1,446	1,508,102
Marsh & McLennan Companies Inc. 2.35%, 03/06/20 (Call 02/06/20)(a)	794	782,971
2.75%, 01/30/22 (Call 12/30/21)	220	213,401
4.80%, 07/15/21 (Call 04/15/21)	80	82,083
MetLife Inc., 4.75%, 02/08/21	432	444,246
Prudential Financial Inc. 5.38%, 06/21/20	470	484,953
7.38%, 06/15/19	617	633,062
Travelers Companies Inc. (The), 3.90%, 11/01/20	2,015	2,038,399

		21,451,856
Internet — 0.8%
Alphabet Inc., 3.63%, 05/19/21	1,064	1,075,256
Amazon.com Inc. 1.90%, 08/21/20	1,453	1,423,193
2.40%, 02/22/23 (Call 01/22/23)	1,593	1,521,537
2.50%, 11/29/22 (Call 08/29/22)	200	192,499
2.60%, 12/05/19 (Call 11/05/19)	1,754	1,747,858
eBay Inc. 2.20%, 08/01/19 (Call 07/01/19)	1,450	1,440,610
2.60%, 07/15/22 (Call 04/15/22)	1,619	1,554,249
2.75%, 01/30/23 (Call 12/30/22)	350	334,942
2.88%, 08/01/21 (Call 06/01/21)	1,571	1,546,016

		10,836,160
Iron & Steel — 0.2%
ArcelorMittal 5.50%, 03/01/21	615	633,154
6.25%, 02/25/22	1,550	1,646,186

		2,279,340
Lodging — 0.1%
Marriott International Inc./MD 2.30%, 01/15/22 (Call 12/15/21)	1,711	1,636,592
3.00%, 03/01/19 (Call 12/01/18)	270	270,182

		1,906,774
Machinery — 1.5%
ABB Finance USA Inc., 2.88%, 05/08/22(a)	792	774,303

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) October 31, 2018	iShares® 0-5 Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Machinery (continued)
Caterpillar Financial Services Corp. 1.35%, 05/18/19(a)	$1,402	$1,389,571
1.80%, 11/13/18	135	134,961
2.00%, 11/29/19	242	239,307
2.00%, 03/05/20	1,974	1,947,127
2.10%, 06/09/19(a)	976	971,599
2.25%, 12/01/19	440	436,128
2.40%, 06/06/22	1,100	1,061,610
2.55%, 11/29/22	449	432,437
3.15%, 09/07/21	85	84,463
7.15%, 02/15/19(a)	528	534,262
Caterpillar Inc., 3.90%, 05/27/21	1,937	1,960,930
CNH Industrial Capital LLC, 4.88%, 04/01/21	1,230	1,253,557
CNH Industrial NV, 4.50%, 08/15/23	320	323,201
Deere & Co. 2.60%, 06/08/22 (Call 03/08/22)	1,530	1,485,227
4.38%, 10/16/19(a)	440	445,787
John Deere Capital Corp. 1.25%, 10/09/19	707	695,667
1.95%, 12/13/18	470	469,415
1.95%, 01/08/19(a)	535	534,197
2.05%, 03/10/20	275	271,025
2.15%, 09/08/22	1,033	982,408
2.25%, 04/17/19	1,600	1,594,898
2.38%, 07/14/20	258	254,428
2.55%, 01/08/21	631	620,974
2.75%, 03/15/22	161	157,230
2.80%, 03/06/23(a)	735	712,387
3.13%, 09/10/21(a)	440	439,001
3.15%, 10/15/21	400	397,558
Roper Technologies Inc. 2.80%, 12/15/21 (Call 11/15/21)	345	335,456
3.00%, 12/15/20 (Call 11/15/20)	923	913,629

		21,852,743
Manufacturing — 0.9%
3M Co. 1.63%, 06/15/19	280	277,748
2.00%, 06/26/22	790	753,438
2.25%, 03/15/23 (Call 02/15/23)	575	550,659
Eaton Corp., 2.75%, 11/02/22	950	917,069
General Electric Co. 2.20%, 01/09/20 (Call 12/09/19)	1,581	1,552,381
2.70%, 10/09/22	1,423	1,344,955
3.10%, 01/09/23	1,755	1,682,382
4.38%, 09/16/20	919	928,955
4.63%, 01/07/21	1,785	1,811,714
4.65%, 10/17/21(a)	1,230	1,252,544
5.50%, 01/08/20	794	811,616
6.00%, 08/07/19	660	672,797
Illinois Tool Works Inc. 1.95%, 03/01/19	379	377,793
6.25%, 04/01/19	342	346,332

		13,280,383
Media — 2.4%
21st Century Fox America Inc. 3.00%, 09/15/22	195	189,997
4.50%, 02/15/21	1,080	1,101,527
6.90%, 03/01/19	224	227,581

Security	Par (000)	Value

Media (continued)
CBS Corp. 2.30%, 08/15/19 (Call 07/15/19)	$509	$505,604
3.38%, 03/01/22 (Call 12/01/21)	727	714,525
Charter Communications Operating LLC/Charter Communications Operating Capital 3.58%, 07/23/20 (Call 06/23/20)	1,892	1,888,568
4.46%, 07/23/22 (Call 05/23/22)	2,604	2,635,017
Comcast Cable Communications Holdings Inc., 9.46%, 11/15/22	796	965,546
Comcast Corp. 1.63%, 01/15/22 (Call 12/15/21)(a)	480	452,769
2.75%, 03/01/23 (Call 02/01/23)(a)	800	769,791
2.85%, 01/15/23	1,760	1,701,668
3.13%, 07/15/22	740	728,190
3.45%, 10/01/21(a)	275	274,921
5.15%, 03/01/20	1,655	1,696,367
5.70%, 07/01/19	693	704,915
Discovery Communications LLC 2.80%, 06/15/20 (Call 05/15/20)(b)	420	414,614
2.95%, 03/20/23 (Call 02/20/23)	865	821,826
4.38%, 06/15/21	500	507,037
5.05%, 06/01/20	280	286,427
NBCUniversal Media LLC 4.38%, 04/01/21(a)	964	984,322
5.15%, 04/30/20	1,655	1,700,346
RELX Capital Inc., 3.50%, 03/16/23 (Call 02/16/23)	500	491,647
Time Warner Cable LLC 4.00%, 09/01/21 (Call 06/01/21)	720	719,992
4.13%, 02/15/21 (Call 11/15/20)	1,452	1,457,965
5.00%, 02/01/20	1,279	1,299,335
8.25%, 04/01/19	1,035	1,055,900
8.75%, 02/14/19	519	526,551
Viacom Inc., 3.88%, 12/15/21	540	538,751
Walt Disney Co. (The) 0.88%, 07/12/19(a)	390	384,256
1.85%, 05/30/19(a)	958	951,467
1.95%, 03/04/20	225	221,952
2.30%, 02/12/21	970	949,859
2.35%, 12/01/22	1,200	1,148,829
2.45%, 03/04/22(a)	2,225	2,164,616
2.75%, 08/16/21	95	93,577
5.50%, 03/15/19(a)	244	246,425
Warner Media LLC 2.10%, 06/01/19	915	910,057
3.40%, 06/15/22	295	290,807
4.70%, 01/15/21	305	311,939
4.75%, 03/29/21	975	999,502

		34,034,985
Metal Fabricate & Hardware — 0.0%
Precision Castparts Corp., 2.25%, 06/15/20 (Call 05/15/20)	661	650,662

Mining — 0.2%
BHP Billiton Finance USA Ltd. 2.88%, 02/24/22(a)	1,100	1,080,710
6.50%, 04/01/19	140	142,074
Goldcorp Inc., 3.70%, 03/15/23 (Call 12/15/22)	545	532,769
Newmont Mining Corp. 3.50%, 03/15/22 (Call 12/15/21)	1,084	1,071,043
5.13%, 10/01/19	377	383,075

		3,209,671

22	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® 0-5 Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Office & Business Equipment — 0.1%
Xerox Corp. 3.63%, 03/15/23 (Call 02/15/23)	$808	$740,004
4.50%, 05/15/21	812	804,215

		1,544,219
Oil & Gas — 5.1%
Anadarko Petroleum Corp. 4.85%, 03/15/21 (Call 02/15/21)	1,520	1,552,673
8.70%, 03/15/19	595	606,258
Apache Corp., 3.25%, 04/15/22 (Call 01/15/22)	393	384,576
BP Capital Markets PLC 1.68%, 05/03/19(a)	26	25,834
2.24%, 05/10/19	1,305	1,300,132
2.32%, 02/13/20	905	895,282
2.50%, 11/06/22	693	664,419
2.52%, 01/15/20	1,110	1,102,019
2.52%, 09/19/22 (Call 08/19/22)	1,060	1,018,637
2.75%, 05/10/23	250	240,625
3.25%, 05/06/22(a)	1,003	991,660
3.56%, 11/01/21	2,945	2,952,939
4.50%, 10/01/20	2,875	2,937,819
4.74%, 03/11/21(a)	665	684,202
Canadian Natural Resources Ltd. 2.95%, 01/15/23 (Call 12/15/22)	1,260	1,210,533
3.45%, 11/15/21 (Call 08/15/21)	45	44,581
Cenovus Energy Inc., 3.00%, 08/15/22 (Call 05/15/22)	170	162,699
Chevron Corp. 1.56%, 05/16/19	1,340	1,330,329
1.79%, 11/16/18	461	460,853
1.96%, 03/03/20 (Call 02/03/20)	1,911	1,883,107
2.10%, 05/16/21 (Call 04/15/21)	1,225	1,188,739
2.36%, 12/05/22 (Call 09/05/22)	1,617	1,551,620
2.41%, 03/03/22 (Call 01/03/22)	575	557,264
2.42%, 11/17/20 (Call 10/17/20)	605	595,633
2.43%, 06/24/20 (Call 05/24/20)	240	237,303
2.50%, 03/03/22 (Call 02/03/22)	1,100	1,070,276
2.57%, 05/16/23 (Call 03/16/23)	850	815,450
3.19%, 06/24/23 (Call 03/24/23)	2,096	2,061,816
4.95%, 03/03/19(a)	426	429,030
Devon Energy Corp., 3.25%, 05/15/22 (Call 02/15/22)	745	724,751
Encana Corp. 3.90%, 11/15/21 (Call 08/15/21)	245	244,555
6.50%, 05/15/19	453	460,310
EOG Resources Inc. 2.45%, 04/01/20 (Call 03/01/20)	755	746,060
2.63%, 03/15/23 (Call 12/15/22)	735	703,892
4.10%, 02/01/21	825	835,362
5.63%, 06/01/19	441	446,992
EQT Corp. 3.00%, 10/01/22 (Call 09/01/22)	1,280	1,227,178
4.88%, 11/15/21	1,930	1,975,567
8.13%, 06/01/19	28	28,766
Equinor ASA 2.25%, 11/08/19	485	480,950
2.45%, 01/17/23	790	757,813
2.75%, 11/10/21	55	54,080
2.90%, 11/08/20	560	556,086
3.15%, 01/23/22	580	574,614
Exxon Mobil Corp. 1.71%, 03/01/19(a)	785	782,985
1.82%, 03/15/19 (Call 02/15/19)	1,049	1,045,378

Security	Par (000)	Value

Oil & Gas (continued)
1.91%, 03/06/20 (Call 02/06/20)	$805	$794,471
2.22%, 03/01/21 (Call 02/01/21)	4,784	4,678,006
2.73%, 03/01/23 (Call 01/01/23)	230	223,616
Husky Energy Inc., 3.95%, 04/15/22 (Call 01/15/22)	250	250,220
Marathon Oil Corp. 2.70%, 06/01/20 (Call 05/01/20)	807	796,037
2.80%, 11/01/22 (Call 08/01/22)	25	23,820
Marathon Petroleum Corp. 3.40%, 12/15/20 (Call 11/15/20)	858	854,780
5.13%, 03/01/21	219	225,839
Occidental Petroleum Corp. 2.70%, 02/15/23 (Call 08/15/22)	823	790,501
3.13%, 02/15/22 (Call 11/15/21)	313	308,832
Series 1, 4.10%, 02/01/21 (Call 11/01/20)	1,516	1,537,823
Phillips 66, 4.30%, 04/01/22	940	957,947
Pioneer Natural Resources Co., 3.95%, 07/15/22 (Call 04/15/22)	813	813,450
Shell International Finance BV 1.38%, 05/10/19	750	744,848
1.63%, 11/10/18	212	211,931
1.88%, 05/10/21	1,155	1,116,759
2.00%, 11/15/18	400	399,879
2.13%, 05/11/20	1,892	1,863,204
2.25%, 11/10/20(a)	1,342	1,317,398
2.25%, 01/06/23	1,015	965,681
2.38%, 08/21/22(a)	641	617,863
4.30%, 09/22/19	3,219	3,254,976
4.38%, 03/25/20	1,380	1,403,881
Total Capital Canada Ltd., 2.75%, 07/15/23	1,225	1,180,151
Total Capital International SA 2.10%, 06/19/19(a)	560	556,631
2.13%, 01/10/19	925	923,387
2.70%, 01/25/23	450	434,254
2.75%, 06/19/21	1,075	1,060,588
2.88%, 02/17/22	550	539,756
Total Capital SA, 4.45%, 06/24/20	1,610	1,639,878
Valero Energy Corp., 6.13%, 02/01/20	895	925,066

		72,013,120
Oil &Gas Services — 0.2%
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor Inc., 2.77%, 12/15/22 (Call 11/15/22)	1,110	1,067,968
Halliburton Co., 3.50%, 08/01/23 (Call 05/01/23)	1,250	1,230,338
National Oilwell Varco Inc., 2.60%, 12/01/22 (Call 09/01/22)	1,105	1,045,255

		3,343,561
Pharmaceuticals — 5.5%
AbbVie Inc. 2.00%, 11/06/18	926	925,947
2.30%, 05/14/21 (Call 04/14/21)	2,545	2,466,888
2.50%, 05/14/20 (Call 04/14/20)	2,647	2,612,193
2.85%, 05/14/23 (Call 03/14/23)(a)	1,510	1,442,957
2.90%, 11/06/22	2,121	2,049,008
3.75%, 11/14/23 (Call 10/14/23)	395	390,731
Allergan Finance LLC, 3.25%, 10/01/22 (Call 07/01/22)	1,134	1,100,904
Allergan Funding SCS 3.00%, 03/12/20 (Call 02/12/20)	4,161	4,145,492
3.45%, 03/15/22 (Call 01/15/22)	1,687	1,658,977
AstraZeneca PLC 1.75%, 11/16/18	89	88,964
1.95%, 09/18/19	3,243	3,209,661

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) October 31, 2018	iShares® 0-5 Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pharmaceuticals (continued)
2.38%, 11/16/20	$1,079	$1,056,773
2.38%, 06/12/22 (Call 05/12/22)	190	181,107
3.50%, 08/17/23 (Call 07/17/23)	515	506,229
Bristol-Myers Squibb Co. 1.60%, 02/27/19	1,337	1,332,017
1.75%, 03/01/19	58	57,796
2.00%, 08/01/22	48	45,518
Cardinal Health Inc. 1.95%, 06/14/19	353	350,403
2.62%, 06/15/22 (Call 05/15/22)(a)	1,595	1,524,496
CVS Health Corp. 2.13%, 06/01/21 (Call 05/01/21)(a)	2,244	2,162,206
2.25%, 12/05/18 (Call 11/05/18)(a)	540	539,666
2.25%, 08/12/19 (Call 07/12/19)	1,330	1,320,275
2.75%, 12/01/22 (Call 09/01/22)	335	320,066
2.80%, 07/20/20 (Call 06/20/20)	2,069	2,046,733
3.35%, 03/09/21	1,430	1,422,720
3.50%, 07/20/22 (Call 05/20/22)	520	513,499
3.70%, 03/09/23 (Call 02/09/23)(a)	5,084	5,015,688
4.13%, 05/15/21 (Call 02/15/21)	1,245	1,258,936
Eli Lilly & Co., 1.95%, 03/15/19(a)	410	408,760
Express Scripts Holding Co. 2.25%, 06/15/19(a)	377	374,788
2.60%, 11/30/20	523	512,361
3.00%, 07/15/23 (Call 05/15/23)	100	95,635
3.05%, 11/30/22 (Call 10/30/22)(a)	360	347,954
3.30%, 02/25/21 (Call 01/25/21)	275	272,411
3.90%, 02/15/22	638	638,561
4.75%, 11/15/21	2,065	2,121,369
GlaxoSmithKline Capital Inc. 2.80%, 03/18/23	800	773,847
3.38%, 05/15/23(a)	515	509,850
GlaxoSmithKline Capital PLC 2.85%, 05/08/22	1,102	1,076,665
3.13%, 05/14/21	500	496,839
Johnson & Johnson 1.13%, 03/01/19(a)	86	85,555
1.65%, 03/01/21 (Call 02/01/21)	1,510	1,459,250
1.88%, 12/05/19	78	77,128
2.25%, 03/03/22 (Call 02/03/22)(a)	300	291,211
McKesson Corp., 2.28%, 03/15/19	1,010	1,006,281
Mead Johnson Nutrition Co., 4.90%, 11/01/19	70	71,067
Merck & Co. Inc. 1.85%, 02/10/20	1,123	1,106,206
2.35%, 02/10/22	1,264	1,229,222
2.80%, 05/18/23	1,400	1,360,658
Merck Sharp & Dohme Corp., 5.00%, 06/30/19(a)	1,810	1,833,647
Mylan NV 2.50%, 06/07/19(a)	43	42,753
3.15%, 06/15/21 (Call 05/15/21)	2,445	2,386,003
3.75%, 12/15/20 (Call 11/15/20)	285	284,345
Novartis Capital Corp. 1.80%, 02/14/20	1,046	1,030,352
2.40%, 05/17/22 (Call 04/17/22)	230	221,939
2.40%, 09/21/22	1,145	1,102,150
4.40%, 04/24/20	597	608,081
Novartis Securities Investment Ltd., 5.13%, 02/10/19	1,341	1,348,583
Pfizer Inc. 1.45%, 06/03/19(a)	800	793,378
1.70%, 12/15/19(a)	488	481,538

Security	Par (000)	Value

Pharmaceuticals (continued)
1.95%, 06/03/21	$816	$790,998
2.10%, 05/15/19(a)	928	924,424
2.20%, 12/15/21	1,625	1,574,628
3.20%, 09/15/23 (Call 08/15/23)(a)	1,000	988,562
Sanofi 3.38%, 06/19/23 (Call 05/19/23)(a)	1,950	1,939,720
4.00%, 03/29/21	1,219	1,235,285
Shire Acquisitions Investments Ireland DAC 1.90%, 09/23/19	2,940	2,909,588
2.40%, 09/23/21 (Call 08/23/21)	2,225	2,137,594
2.88%, 09/23/23 (Call 07/23/23)	1,275	1,201,836
Zoetis Inc. 3.25%, 02/01/23 (Call 11/01/22)	345	337,507
3.45%, 11/13/20 (Call 10/13/20)	200	200,298

		78,434,677
Pipelines — 2.5%
Andeavor Logistics LP/Tesoro Logistics Finance Corp., 5.50%, 10/15/19 (Call 09/15/19)	75	76,421
Columbia Pipeline Group Inc., 3.30%, 06/01/20 (Call 05/01/20)	435	433,510
Enbridge Energy Partners LP 4.20%, 09/15/21 (Call 06/15/21)	160	161,559
4.38%, 10/15/20 (Call 09/15/20)	737	745,738
5.20%, 03/15/20	65	66,420
9.88%, 03/01/19	258	263,343
Enbridge Inc., 2.90%, 07/15/22 (Call 06/15/22)	415	400,122
Energy Transfer Operating LP 3.60%, 02/01/23 (Call 11/01/22)	816	794,532
4.15%, 10/01/20 (Call 08/01/20)	1,735	1,749,487
4.65%, 06/01/21 (Call 03/01/21)	695	706,708
5.20%, 02/01/22 (Call 11/01/21)	1,369	1,415,083
Series 5Y, 4.20%, 09/15/23 (Call 08/15/23)(a)	500	497,469
Enterprise Products Operating LLC 2.55%, 10/15/19 (Call 09/15/19)	1,015	1,009,118
2.80%, 02/15/21	627	617,594
2.85%, 04/15/21 (Call 03/15/21)	695	683,454
3.35%, 03/15/23 (Call 12/15/22)	310	303,348
3.50%, 02/01/22	500	497,766
5.20%, 09/01/20	1,115	1,148,398
5.25%, 01/31/20	543	555,430
6.50%, 01/31/19	129	129,964
EQM Midstream Partners LP, 4.75%, 07/15/23 (Call 06/15/23)	1,250	1,262,541
Kinder Morgan Energy Partners LP 2.65%, 02/01/19	1,055	1,053,617
3.50%, 03/01/21 (Call 01/01/21)	1,355	1,348,717
3.95%, 09/01/22 (Call 06/01/22)(a)	876	876,121
5.30%, 09/15/20	175	180,069
6.50%, 04/01/20	165	171,662
Kinder Morgan Inc./DE 3.05%, 12/01/19 (Call 11/01/19)	1,954	1,946,804
3.15%, 01/15/23 (Call 12/15/22)	1,560	1,505,342
Magellan Midstream Partners LP 4.25%, 02/01/21	136	137,659
6.55%, 07/15/19	238	243,309
MPLX LP 3.38%, 03/15/23 (Call 02/15/23)	794	771,681
4.50%, 07/15/23 (Call 04/15/23)	250	253,645

24	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® 0-5 Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pipelines (continued)
ONEOK Partners LP 3.38%, 10/01/22 (Call 04/01/22)	$1,693	$1,655,563
8.63%, 03/01/19	635	645,351
Plains All American Pipeline LP/PAA Finance Corp. 2.60%, 12/15/19 (Call 11/15/19)	1,132	1,120,932
3.65%, 06/01/22 (Call 03/01/22)	430	421,259
3.85%, 10/15/23 (Call 07/15/23)	1,000	971,906
Sabine Pass Liquefaction LLC 5.63%, 02/01/21 (Call 11/01/20)	1,210	1,251,660
5.63%, 04/15/23 (Call 01/15/23)	1,115	1,173,529
6.25%, 03/15/22 (Call 12/15/21)	975	1,037,537
Sunoco Logistics Partners Operations LP, 4.40%, 04/01/21 (Call 03/01/21)	100	101,172
TransCanada PipeLines Ltd. 2.50%, 08/01/22(a)	185	176,735
3.80%, 10/01/20	475	477,869
7.13%, 01/15/19	425	428,221
Western Gas Partners LP, 5.38%, 06/01/21 (Call 03/01/21)	80	82,344
Williams Companies Inc. (The) 3.35%, 08/15/22 (Call 05/15/22)	694	676,652
3.60%, 03/15/22 (Call 01/15/22)	856	843,510
3.70%, 01/15/23 (Call 10/15/22)	1,000	982,151
5.25%, 03/15/20	1,749	1,787,006

		35,840,028
Real Estate Investment Trusts — 2.0%
Alexandria Real Estate Equities Inc., 4.60%, 04/01/22 (Call 01/01/22)	245	250,519
American Tower Corp. 2.80%, 06/01/20 (Call 05/01/20)	2,822	2,790,914
3.40%, 02/15/19	832	831,911
3.50%, 01/31/23	1,690	1,654,701
4.70%, 03/15/22	970	994,369
Boston Properties LP 3.13%, 09/01/23 (Call 06/01/23)	2,000	1,935,404
3.85%, 02/01/23 (Call 11/01/22)	377	376,614
4.13%, 05/15/21 (Call 02/15/21)(a)	1,235	1,249,649
5.88%, 10/15/19 (Call 07/17/19)	1,763	1,797,451
CC Holdings GS V LLC/Crown Castle GS III Corp., 3.85%, 04/15/23	1,175	1,162,677
Crown Castle International Corp. 2.25%, 09/01/21 (Call 08/01/21)	1,325	1,272,527
3.40%, 02/15/21 (Call 01/15/21)	1,092	1,085,665
5.25%, 01/15/23	1,080	1,126,293
ERP Operating LP, 4.63%, 12/15/21 (Call 09/15/21)	660	678,549
HCP Inc. 2.63%, 02/01/20 (Call 11/01/19)	523	517,806
4.00%, 12/01/22 (Call 10/01/22)	753	748,884
Public Storage, 2.37%, 09/15/22 (Call 08/15/22)	683	654,444
Simon Property Group LP 2.20%, 02/01/19 (Call 11/01/18)	250	249,454
2.63%, 06/15/22 (Call 03/15/22)	1,275	1,230,868
2.75%, 06/01/23 (Call 03/01/23)	2,000	1,919,996
3.38%, 03/15/22 (Call 12/15/21)(a)	1,635	1,621,234
4.13%, 12/01/21 (Call 09/01/21)	772	784,023
4.38%, 03/01/21 (Call 12/01/20)(a)	590	601,013
Ventas Realty LP/Ventas Capital Corp. 2.70%, 04/01/20 (Call 01/01/20)	562	555,877
3.25%, 08/15/22 (Call 05/15/22)	780	762,114
VEREIT Operating Partnership LP, 3.00%, 02/06/19 (Call 01/06/19)	391	390,842

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
Welltower Inc., 4.13%, 04/01/19 (Call 01/01/19)	$535	$535,899
Weyerhaeuser Co., 7.38%, 10/01/19	200	207,347

		27,987,044
Retail — 2.4%
Costco Wholesale Corp. 1.70%, 12/15/19	1,578	1,559,664
2.30%, 05/18/22 (Call 04/18/22)	1,235	1,191,014
Dollar General Corp., 3.25%, 04/15/23 (Call 01/15/23)	1,375	1,331,652
Gap Inc. (The), 5.95%, 04/12/21 (Call 01/12/21)	730	753,360
Home Depot Inc. (The) 2.00%, 06/15/19 (Call 05/15/19)(a)	1,220	1,213,231
2.00%, 04/01/21 (Call 03/01/21)	1,851	1,798,199
2.63%, 06/01/22 (Call 05/01/22)	940	917,522
2.70%, 04/01/23 (Call 01/01/23)	850	823,203
Lowe’s Companies Inc. 3.12%, 04/15/22 (Call 01/15/22)	580	573,314
4.63%, 04/15/20 (Call 10/15/19)(a)	270	273,621
Macy’s Retail Holdings Inc., 2.88%, 02/15/23 (Call 11/15/22)(a)	436	408,180
McDonald’s Corp. 2.10%, 12/07/18	772	771,508
2.75%, 12/09/20 (Call 11/09/20)(a)	1,620	1,598,349
3.35%, 04/01/23 (Call 03/01/23)	795	781,707
Nordstrom Inc., 4.75%, 05/01/20	280	285,115
Starbucks Corp. 2.10%, 02/04/21 (Call 01/04/21)	761	740,503
2.20%, 11/22/20	345	336,890
2.70%, 06/15/22 (Call 04/15/22)(a)	275	265,968
3.10%, 03/01/23 (Call 02/01/23)	1,768	1,721,649
Target Corp. 2.30%, 06/26/19(a)	1,295	1,289,880
2.90%, 01/15/22	555	548,721
3.88%, 07/15/20	469	475,167
Walgreen Co., 3.10%, 09/15/22	522	507,733
Walgreens Boots Alliance Inc. 2.70%, 11/18/19 (Call 10/18/19)	631	627,558
3.30%, 11/18/21 (Call 09/18/21)	1,980	1,956,992
Walmart Inc. 1.75%, 10/09/19	3,090	3,059,738
1.90%, 12/15/20	1,795	1,750,603
2.35%, 12/15/22 (Call 11/15/22)(a)	291	279,371
2.55%, 04/11/23 (Call 01/11/23)	1,024	982,827
3.13%, 06/23/21	1,445	1,443,442
3.40%, 06/26/23 (Call 05/26/23)	2,750	2,739,415
3.63%, 07/08/20	510	514,784

		33,520,880
Semiconductors — 1.6%
Altera Corp., 2.50%, 11/15/18	80	79,980
Applied Materials Inc. 2.63%, 10/01/20 (Call 09/01/20)	350	345,811
4.30%, 06/15/21	448	458,470
Broadcom Corp./Broadcom Cayman Finance Ltd. 2.20%, 01/15/21	1,372	1,325,404
2.38%, 01/15/20	2,104	2,077,601
2.65%, 01/15/23 (Call 12/15/22)	644	603,513
3.00%, 01/15/22 (Call 12/15/21)	1,687	1,631,486
Intel Corp. 1.85%, 05/11/20(a)	170	166,763
2.35%, 05/11/22 (Call 04/11/22)	2,440	2,359,190

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) October 31, 2018	iShares® 0-5 Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Semiconductors (continued)
2.45%, 07/29/20	$1,719	$1,699,957
2.70%, 12/15/22	1,636	1,589,859
3.30%, 10/01/21	1,283	1,284,351
KLA-Tencor Corp., 4.13%, 11/01/21 (Call 09/01/21)	109	109,954
Lam Research Corp., 2.80%, 06/15/21 (Call 05/15/21)	731	715,847
Maxim Integrated Products Inc., 2.50%, 11/15/18	95	94,975
NVIDIA Corp., 2.20%, 09/16/21 (Call 08/16/21)	2,055	1,989,891
QUALCOMM Inc. 2.25%, 05/20/20	840	827,496
2.60%, 01/30/23 (Call 12/30/22)(a)	2,305	2,203,513
3.00%, 05/20/22(a)	725	708,936
Texas Instruments Inc. 1.65%, 08/03/19	766	758,356
2.75%, 03/12/21 (Call 02/12/21)(a)	359	355,048
Xilinx Inc. 2.13%, 03/15/19	471	469,234
3.00%, 03/15/21(a)	545	537,957

		22,393,592
Software — 2.7%
Adobe Inc., 4.75%, 02/01/20	1,870	1,904,716
CA Inc., 3.60%, 08/15/22 (Call 07/15/22)	285	281,434
Fidelity National Information Services Inc. 2.25%, 08/15/21 (Call 07/15/21)	2,107	2,027,522
3.63%, 10/15/20 (Call 09/15/20)	965	966,593
Fiserv Inc., 2.70%, 06/01/20 (Call 05/01/20)	600	592,968
Microsoft Corp. 1.10%, 08/08/19(a)	3,575	3,527,654
1.30%, 11/03/18	1,115	1,114,887
1.55%, 08/08/21 (Call 07/08/21)	1,995	1,910,018
1.85%, 02/06/20	566	558,599
1.85%, 02/12/20 (Call 01/12/20)	1,155	1,139,318
2.00%, 11/03/20 (Call 10/03/20)	1,569	1,535,709
2.00%, 08/08/23 (Call 06/08/23)	110	103,138
2.38%, 02/12/22 (Call 01/12/22)	1,644	1,598,489
2.38%, 05/01/23 (Call 02/01/23)	1,185	1,135,178
2.40%, 02/06/22 (Call 01/06/22)	1,435	1,397,368
2.65%, 11/03/22 (Call 09/03/22)	913	889,709
4.20%, 06/01/19	356	358,386
Oracle Corp. 1.90%, 09/15/21 (Call 08/15/21)	2,758	2,645,783
2.25%, 10/08/19(a)	1,491	1,481,593
2.38%, 01/15/19(a)	1,386	1,386,122
2.40%, 09/15/23 (Call 07/15/23)	1,750	1,653,363
2.50%, 05/15/22 (Call 03/15/22)	2,925	2,829,132
2.50%, 10/15/22	1,219	1,174,271
2.63%, 02/15/23 (Call 01/15/23)	795	765,350
2.80%, 07/08/21	2,161	2,131,383
3.88%, 07/15/20	390	394,330
5.00%, 07/08/19	633	642,383
salesforce.com Inc., 3.25%, 04/11/23 (Call 03/11/23)	580	573,121
VMware Inc. 2.30%, 08/21/20	752	734,014
2.95%, 08/21/22 (Call 07/21/22)	1,290	1,234,600

		38,687,131
Telecommunications — 3.7%
AT&T Inc. 2.30%, 03/11/19(a)	875	872,435
2.38%, 11/27/18	663	662,660
2.45%, 06/30/20 (Call 05/30/20)	2,290	2,252,751

Security	Par (000)	Value

Telecommunications (continued)
2.63%, 12/01/22 (Call 09/01/22)	$193	$183,562
2.80%, 02/17/21 (Call 01/17/21)	945	928,040
3.00%, 02/15/22(a)	2,805	2,737,762
3.00%, 06/30/22 (Call 04/30/22)	865	839,213
3.20%, 03/01/22 (Call 02/01/22)	1,150	1,129,765
3.60%, 02/17/23 (Call 12/17/22)	1,240	1,221,324
3.80%, 03/15/22(a)	1,668	1,665,488
3.88%, 08/15/21(a)	945	948,475
4.45%, 05/15/21	220	224,159
4.60%, 02/15/21 (Call 11/15/20)	871	888,001
5.20%, 03/15/20	1,940	1,986,737
5.80%, 02/15/19(a)	495	498,674
5.88%, 10/01/19	1,065	1,090,569
Cisco Systems Inc. 1.85%, 09/20/21 (Call 08/20/21)	1,454	1,396,535
2.13%, 03/01/19	1,026	1,024,060
2.20%, 02/28/21.	2,864	2,793,628
2.45%, 06/15/20(a)	1,331	1,317,767
3.00%, 06/15/22	65	64,153
4.45%, 01/15/20	3,486	3,544,449
4.95%, 02/15/19(a)	1,891	1,902,610
Deutsche Telekom International Finance BV, 6.00%, 07/08/19	1,110	1,131,593
Motorola Solutions Inc., 3.75%, 05/15/22(a)	1,393	1,370,926
Orange SA 1.63%, 11/03/19	961	945,808
2.75%, 02/06/19	2,264	2,261,633
5.38%, 07/08/19	399	405,081
Telefonica Emisiones SAU 4.57%, 04/27/23	1,000	1,020,790
5.13%, 04/27/20	2,242	2,293,861
5.46%, 02/16/21	484	502,649
5.88%, 07/15/19	357	363,511
Verizon Communications Inc. 2.45%, 11/01/22 (Call 08/01/22)	750	715,027
2.63%, 02/21/20	928	921,352
2.95%, 03/15/22(a)	1,658	1,623,236
3.13%, 03/16/22(a)	1,615	1,590,852
3.50%, 11/01/21	1,082	1,081,768
5.15%, 09/15/23	3,530	3,740,306
Vodafone Group PLC 2.50%, 09/26/22	846	804,829
2.95%, 02/19/23	935	895,521

		51,841,560
Textiles — 0.0%
Cintas Corp. No. 2, 2.90%, 04/01/22 (Call 03/01/22)	601	584,405

Transportation — 0.8%
Burlington Northern Santa Fe LLC 3.00%, 03/15/23 (Call 12/15/22)	778	760,721
3.05%, 09/01/22 (Call 06/01/22)	355	350,211
4.70%, 10/01/19	1,605	1,628,599
CSX Corp., 3.70%, 10/30/20 (Call 07/30/20)	205	206,040
FedEx Corp. 2.63%, 08/01/22	190	183,372
8.00%, 01/15/19	320	323,023
Norfolk Southern Corp., 3.00%, 04/01/22 (Call 01/01/22)(a)	816	799,904

26	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® 0-5 Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par/ Shares (000)	Value

Transportation (continued)
Union Pacific Corp. 3.20%, 06/08/21	$375	$373,651
3.50%, 06/08/23 (Call 05/08/23)	1,045	1,038,302
4.16%, 07/15/22 (Call 04/15/22)	1,050	1,072,234
United Parcel Service Inc. 2.45%, 10/01/22	1,246	1,198,295
2.50%, 04/01/23 (Call 03/01/23)	1,615	1,549,837
5.13%, 04/01/19(a)	1,207	1,217,088

		10,701,277

Total Corporate Bonds & Notes — 98.8% (Cost: $1,419,641,402)		1,402,270,681

Short-Term Investments

Money Market Funds — 6.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.36%(e)(g)(h)	88,459	88,476,314
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.11%(e)(g)	8,049	8,048,984

		96,525,298

Total Short-Term Investments — 6.8% (Cost: $96,518,308)		96,525,298

Total Investments in Securities — 105.6% (Cost: $1,516,159,710)		1,498,795,979

Other Assets, Less Liabilities — (5.6)%		(80,035,149)

Net Assets — 100.0%		$1,418,760,830

(a)	All or a portion of this security is on loan.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is issued at a fixed coupon rate, which converts to a variable rate at a specified date. Reference index and spread are provided if the rate is currently floating.
(d)	Variable or floating rate security. Rate shown is the rate in effect as of period-end.
(e)	Affiliate of the Fund.
(f)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(g)	Annualized 7-day yield as of period-end.
(h)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

	Par/Shares Held at 10/31/17	Par/Shares Purchased		Par/Shares Sold	Par/Shares Held at 10/31/18	Value at			Net Realized		Change in Unrealized Appreciation
Affiliated Issuer	(000)	(000)		(000)	(000)	10/31/18	Income		Gain (Loss)	(a)	(Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	23,113	65,346	(b)	—	88,459	$88,476,314	$172,455	(c)	$(4,607)		$6,453
BlackRock Cash Funds: Treasury, SL Agency Shares	4,353	3,696	(b)	—	8,049	8,048,984	91,844		—		—
PNC Bank N.A. 1.50%, 02/23/18	250	—		(250)	—	—	869		1		39
1.60%, 06/01/18	800	150		(950)	—	—	7,013		—		522
1.70%, 12/07/18	550	100		—	650	649,399	10,357		—		(1)
1.80%, 11/05/18	900	—		—	900	899,936	15,593		—		194
1.95%, 03/04/19	850	50		—	900	897,369	15,437		—		(2,721)
2.00%, 05/19/20	—	1,100		—	1,100	1,078,914	14,964		—		(7,774)
2.15%, 04/29/21	250	440		—	690	668,666	8,732		—		(8,449)
2.30%, 06/01/20	400	100		—	500	492,207	9,838		—		(8,430)
2.45%, 11/05/20	250	650		—	900	883,588	11,067		—		(9,040)
2.45%, 07/28/22	750	150		—	900	865,046	18,999		—		(28,605)
2.50%, 01/22/21	—	673		—	673	660,195	8,020		—		(3,561)
2.55%, 12/09/21	250	—		—	250	243,028	6,272		—		(8,614)
2.63%, 02/17/22	600	25		—	625	606,726	15,165		—		(21,714)
2.70%, 11/01/22	—	475		—	475	456,197	9,205		—		(12,246)
2.95%, 01/30/23	—	1,100		—	1,100	1,060,638	23,484		—		(28,265)
3.50%, 06/08/23	—	1,000		—	1,000	993,337	11,313		—		(9,064)
PNC Financial Services Group Inc. (The) 5.13%, 02/08/20	50	340		—	390	398,954	4,793		—		(1,533)

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) October 31, 2018	iShares® 0-5 Year Investment Grade Corporate Bond ETF

Affiliates (continued)

	Par/Shares Held at 10/31/17	Par/Shares Purchased	Par/Shares Sold	Par/Shares Held at 10/31/18	Value at		Net Realized		Change in Unrealized Appreciation
Affiliated Issuer	(000)	(000)	(000)	(000)	10/31/18	Income	Gain (Loss)	(a)	(Depreciation)
6.88%, 05/15/19	—	4,366	(180)	4,186	$4,273,261	$45,960	$61		$(3,744)

					$111,652,759	$501,380	$(4,545)		$(146,553)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Corporate Bonds & Notes	$—	$1,402,270,681	$—	$1,402,270,681
Money Market Funds	96,525,298	—	—	96,525,298

	$96,525,298	$1,402,270,681	$—	$1,498,795,979

See notes to financial statements.

28	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2018	iShares® 5-10 Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Aerospace & Defense — 1.8%
Lockheed Martin Corp., 3.55%, 01/15/26 (Call 10/15/25)	$50	$48,770
Northrop Grumman Corp. 3.20%, 02/01/27 (Call 11/01/26)	25	23,204
3.25%, 01/15/28 (Call 10/15/27)	25	23,123
Rockwell Collins Inc., 3.20%, 03/15/24 (Call 01/15/24)	25	23,955
United Technologies Corp., 2.80%, 05/04/24 (Call 03/04/24)	50	46,918

		165,970
Agriculture — 1.2%
BAT Capital Corp. 3.22%, 08/15/24 (Call 06/15/24)(a)	25	23,590
3.56%, 08/15/27 (Call 05/15/27)(a)	50	45,787
Philip Morris International Inc., 2.75%, 02/25/26 (Call 11/25/25)	50	46,054

		115,431
Auto Manufacturers — 1.7%
Ford Motor Co., 4.35%, 12/08/26 (Call 09/08/26)(b)	50	45,347
General Motors Co., 4.20%, 10/01/27 (Call 07/01/27)	50	45,720
General Motors Financial Co. Inc., 4.30%, 07/13/25 (Call 04/13/25)	50	47,565
Toyota Motor Credit Corp., 3.05%, 01/11/28	25	23,207

		161,839
Banks — 26.6%
Bank of America Corp. 3.37%, 01/23/26 (Call 01/23/25)(b)(c)(d)	35	33,479
3.50%, 04/19/26	75	71,317
4.20%, 08/26/24	125	123,955
Series L, 4.18%, 11/25/27 (Call 11/25/26)	75	72,095
Bank of New York Mellon Corp. (The) 2.80%, 05/04/26 (Call 02/04/26)	25	23,125
3.25%, 05/16/27 (Call 02/16/27)	50	47,350
Bank of Nova Scotia (The), 4.50%, 12/16/25	50	49,397
BB&T Corp. 2.85%, 10/26/24 (Call 09/26/24)	25	23,644
3.70%, 06/05/25 (Call 05/05/25)	25	24,799
Capital One Financial Corp., 3.75%, 03/09/27 (Call 02/09/27)	100	92,792
Citigroup Inc. 3.20%, 10/21/26 (Call 07/21/26)	75	68,888
3.67%, 07/24/28 (Call 07/24/27)(c)(d)	50	46,860
3.75%, 06/16/24	25	24,593
3.89%, 01/10/28 (Call 01/10/27)(c)(d)	50	47,789
4.04%, 06/01/24 (Call 06/01/23)(c)(d)	25	24,934
4.40%, 06/10/25	50	49,445
Deutsche Bank AG/London, 3.70%, 05/30/24	50	46,664
Goldman Sachs Group Inc. (The) 3.50%, 11/16/26 (Call 11/16/25)	125	116,884
4.00%, 03/03/24	100	99,205
HSBC USA Inc., 3.50%, 06/23/24	150	145,957
JPMorgan Chase & Co. 3.22%, 03/01/25 (Call 03/01/24)(c)(d)	125	120,234
4.13%, 12/15/26	50	48,924
4.25%, 10/01/27	100	98,100
Mitsubishi UFJ Financial Group Inc., 3.68%, 02/22/27	75	72,086
Morgan Stanley 3.59%, 07/22/28 (Call 07/22/27)(c)(d)	25	23,399
3.63%, 01/20/27	100	94,460
4.00%, 07/23/25	100	98,189
4.35%, 09/08/26	25	24,403
Northern Trust Corp., 3.65%, 08/03/28 (Call 05/03/28)	15	14,672
PNC Financial Services Group Inc. (The), 3.15%, 05/19/27 (Call 04/19/27)(e)	60	56,272

Security	Par (000)	Value

Banks (continued)
Royal Bank of Canada, 4.65%, 01/27/26	$25	$25,209
Santander Holdings USA Inc., 4.50%, 07/17/25 (Call 04/17/25)	25	24,537
Santander UK PLC, 4.00%, 03/13/24	50	49,713
State Street Corp., 3.55%, 08/18/25	50	48,833
Sumitomo Mitsui Financial Group Inc. 2.63%, 07/14/26	75	67,225
3.45%, 01/11/27	50	47,302
SunTrust Banks Inc., 4.00%, 05/01/25 (Call 03/01/25)	25	24,900
U.S. Bancorp., 3.10%, 04/27/26 (Call 03/27/26)	75	70,055
Wells Fargo & Co. 4.10%, 06/03/26	100	97,427
4.48%, 01/16/24	100	101,618
Westpac Banking Corp., 3.35%, 03/08/27	50	47,226

		2,487,956
Beverages — 3.4%
Anheuser-Busch InBev Finance Inc., 3.65%, 02/01/26 (Call 11/01/25)	125	118,664
Anheuser-Busch InBev Worldwide Inc., 4.00%, 04/13/28 (Call 01/13/28)	25	24,024
Coca-Cola Co. (The), 2.88%, 10/27/25	50	47,409
Constellation Brands Inc., 3.50%, 05/09/27 (Call 02/09/27)	25	23,083
Keurig Dr Pepper Inc., 4.60%, 05/25/28 (Call 02/25/28)(a)	35	34,425
Molson Coors Brewing Co., 3.00%, 07/15/26 (Call 04/15/26)(b)	25	22,262
PepsiCo Inc., 3.00%, 10/15/27 (Call 07/15/27)	50	46,831

		316,698
Biotechnology — 1.8%
Amgen Inc., 3.63%, 05/22/24 (Call 02/22/24)	50	49,307
Biogen Inc., 4.05%, 09/15/25 (Call 06/15/25)	25	24,751
Celgene Corp. 3.63%, 05/15/24 (Call 02/15/24)	25	24,290
3.90%, 02/20/28 (Call 11/20/27)	25	23,459
Gilead Sciences Inc., 3.65%, 03/01/26 (Call 12/01/25)	50	48,353

		170,160
Building Materials — 0.3%
Masco Corp., 4.38%, 04/01/26 (Call 01/01/26)	25	24,663

Chemicals — 0.8%
Dow Chemical Co. (The), 3.50%, 10/01/24 (Call 07/01/24)(b)	50	48,487
Sherwin-Williams Co. (The), 3.45%, 06/01/27 (Call 03/01/27)	25	23,092

		71,579
Commercial Services — 0.3%
S&P Global Inc., 4.40%, 02/15/26 (Call 11/15/25)	25	25,415

Computers — 3.4%
Apple Inc. 3.00%, 11/13/27 (Call 08/13/27)	50	46,640
3.20%, 05/11/27 (Call 02/11/27)	25	23,746
3.25%, 02/23/26 (Call 11/23/25)	100	96,286
3.45%, 05/06/24	25	24,745
Dell International LLC/EMC Corp., 6.02%, 06/15/26 (Call 03/15/26)(a)	50	51,842
Hewlett Packard Enterprise Co., 4.90%, 10/15/25 (Call 07/15/25)	25	25,362
International Business Machines Corp., 7.00%, 10/30/25	25	29,363
Seagate HDD Cayman, 4.75%, 01/01/25	25	22,814

		320,798
Cosmetics & Personal Care — 0.2%
Procter &Gamble Co. (The), 2.70%, 02/02/26	25	23,404

Diversified Financial Services — 3.8%
Air Lease Corp., 3.63%, 04/01/27 (Call 01/01/27)	25	22,741

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) October 31, 2018	iShares® 5-10 Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services (continued)
American Express Credit Corp., 3.30%, 05/03/27 (Call 04/03/27)	$50	$47,612
Brookfield Finance LLC, 4.00%, 04/01/24 (Call 02/01/24)	25	24,707
Charles Schwab Corp. (The), 3.20%, 01/25/28 (Call 10/25/27)	25	23,317
CME Group Inc., 3.00%, 03/15/25 (Call 12/15/24)	25	23,789
Discover Financial Services, 4.10%, 02/09/27 (Call 11/09/26)	50	47,108
Intercontinental Exchange Inc., 3.75%, 12/01/25 (Call 09/01/25)	25	24,689
Jefferies Group LLC/Jefferies Group Capital Finance Inc., 4.85%, 01/15/27	25	23,987
Mastercard Inc., 2.95%, 11/21/26 (Call 08/21/26)	25	23,492
Synchrony Financial, 4.25%, 08/15/24 (Call 05/15/24)	50	47,449
Visa Inc., 3.15%, 12/14/25 (Call 09/14/25)	50	47,989

		356,880
Electric — 3.1%
Duke Energy Corp., 3.75%, 04/15/24 (Call 01/15/24)	50	49,518
Exelon Corp., 3.40%, 04/15/26 (Call 01/15/26)	25	23,523
FirstEnergy Corp., Series B, 3.90%, 07/15/27 (Call 04/15/27)	25	23,943
NextEra Energy Capital Holdings Inc., 3.55%, 05/01/27 (Call 02/01/27)	25	23,761
Pacific Gas & Electric Co., 3.50%, 06/15/25 (Call 03/15/25)	25	23,272
Sempra Energy, 3.55%, 06/15/24 (Call 03/15/24)	50	48,687
Southern Co. (The), 3.25%, 07/01/26 (Call 04/01/26)	50	46,348
Virginia Electric & Power Co., Series A, 3.15%, 01/15/26 (Call 10/15/25)	50	47,901

		286,953
Environmental Control — 0.5%
Republic Services Inc., 3.38%, 11/15/27 (Call 08/15/27)	25	23,491
Waste Management Inc., 3.15%, 11/15/27 (Call 08/15/27)(b)	25	23,431

		46,922
Food — 1.7%
General Mills Inc., 4.20%, 04/17/28 (Call 01/17/28)	25	24,125
Kellogg Co., 2.65%, 12/01/23	25	23,409
Kraft Heinz Foods Co., 3.00%, 06/01/26 (Call 03/01/26)	50	44,853
Kroger Co. (The), 3.50%, 02/01/26 (Call 11/01/25)	25	23,453
Sysco Corp., 3.30%, 07/15/26 (Call 04/15/26)	25	23,404
Tyson Foods Inc., 3.55%, 06/02/27 (Call 03/02/27)	25	23,299

		162,543
Forest Products & Paper — 0.3%
International Paper Co., 3.80%, 01/15/26 (Call 10/15/25)	25	24,157

Health Care - Products — 2.3%
Abbott Laboratories, 3.75%, 11/30/26 (Call 08/30/26)	28	27,510
Becton Dickinson and Co., 3.36%, 06/06/24 (Call 04/06/24)	50	47,752
Boston Scientific Corp., 3.85%, 05/15/25	25	24,665
Medtronic Inc., 3.50%, 03/15/25	50	48,937
Stryker Corp., 3.50%, 03/15/26 (Call 12/15/25)	25	23,854
Thermo Fisher Scientific Inc., 2.95%, 09/19/26 (Call 06/19/26)	50	45,660

		218,378
Health Care - Services — 2.6%
Aetna Inc., 3.50%, 11/15/24 (Call 08/15/24)	25	24,297
Anthem Inc. 3.50%, 08/15/24 (Call 05/15/24)	50	48,529
4.10%, 03/01/28 (Call 12/01/27)	25	24,174
Halfmoon Parent Inc., 4.13%, 11/15/25 (Call 09/15/25)(a)	50	49,357
Humana Inc., 3.85%, 10/01/24 (Call 07/01/24)	25	24,645
Laboratory Corp. of America Holdings, 3.60%, 09/01/27 (Call 06/01/27)	25	23,513
UnitedHealth Group Inc., 3.45%, 01/15/27	50	48,189

		242,704

Security	Par (000)	Value

Housewares — 0.3%
Newell Brands Inc., 4.00%, 12/01/24 (Call 09/01/24)	$25	$23,791

Insurance — 2.1%
Aflac Inc., 3.63%, 11/15/24	25	24,673
American International Group Inc., 3.75%, 07/10/25 (Call 04/10/25)	50	47,838
AXA Equitable Holdings Inc., 4.35%, 04/20/28 (Call 01/20/28)(a)	25	23,911
Berkshire Hathaway Inc., 3.13%, 03/15/26 (Call 12/15/25)	25	23,799
Chubb INA Holdings Inc., 3.35%, 05/03/26 (Call 02/03/26)	25	24,027
MetLife Inc., 3.60%, 04/10/24	50	49,660

		193,908
Internet — 1.7%
Alphabet Inc., 2.00%, 08/15/26 (Call 05/15/26)	50	44,272
Amazon.com Inc. 2.80%, 08/22/24 (Call 06/22/24)	25	23,836
3.15%, 08/22/27 (Call 05/22/27)	50	47,021
Booking Holdings Inc., 3.60%, 06/01/26 (Call 03/01/26)	25	23,868
Expedia Group Inc., 5.00%, 02/15/26 (Call 11/15/25)	25	25,089

		164,086
Machinery — 0.5%
Caterpillar Inc., 3.40%, 05/15/24 (Call 02/15/24)	50	49,487

Manufacturing — 0.6%
3M Co., 2.88%, 10/15/27 (Call 07/15/27)	25	23,299
Illinois Tool Works Inc., 2.65%, 11/15/26 (Call 08/15/26)	25	22,861
Ingersoll-Rand Global Holding Co. Ltd., 3.75%, 08/21/28 (Call 05/21/28)	15	14,380

		60,540
Media — 3.5%
CBS Corp., 3.50%, 01/15/25 (Call 10/15/24)	50	47,236
Charter Communications Operating LLC/Charter Communications Operating Capital 3.75%, 02/15/28 (Call 11/15/27)	25	22,617
4.91%, 07/23/25 (Call 04/23/25)	25	25,126
Comcast Corp. 2.35%, 01/15/27 (Call 10/15/26)	50	43,712
3.00%, 02/01/24 (Call 01/01/24)	75	72,196
Discovery Communications LLC, 3.95%, 03/20/28 (Call 12/20/27)	25	23,237
Walt Disney Co. (The), 2.95%, 06/15/27(b)	50	46,977
Warner Media LLC, 3.60%, 07/15/25 (Call 04/15/25)	50	47,285

		328,386
Oil & Gas — 4.6%
Anadarko Petroleum Corp., 5.55%, 03/15/26 (Call 12/15/25)	25	26,040
BP Capital Markets PLC 3.28%, 09/19/27 (Call 06/19/27)	25	23,491
3.54%, 11/04/24	50	49,165
Canadian Natural Resources Ltd., 3.85%, 06/01/27 (Call 03/01/27)	25	23,696
Chevron Corp. 2.90%, 03/03/24 (Call 01/03/24)	25	24,122
2.95%, 05/16/26 (Call 02/16/26)	25	23,490
Concho Resources Inc., 4.30%, 08/15/28 (Call 05/15/28)	25	24,376
Exxon Mobil Corp., 3.04%, 03/01/26 (Call 12/01/25)	50	47,703
Marathon Oil Corp., 3.85%, 06/01/25 (Call 03/01/25)	25	23,989
Occidental Petroleum Corp., 3.00%, 02/15/27 (Call 11/15/26)	25	23,385
Shell International Finance BV, 3.25%, 05/11/25	75	72,426
Total Capital International SA, 3.70%, 01/15/24	50	50,046
Valero Energy Corp., 3.40%, 09/15/26 (Call 06/15/26)	25	23,059

		434,988
Oil & Gas Services — 0.3%
Halliburton Co., 3.80%, 11/15/25 (Call 08/15/25)	25	24,296

30	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® 5-10 Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Packaging & Containers — 0.3%
WestRock Co., 3.75%, 03/15/25 (Call 01/15/25)(a)	$25	$24,074

Pharmaceuticals — 6.2%
AbbVie Inc., 3.60%, 05/14/25 (Call 02/14/25)	50	47,713
Allergan Funding SCS, 3.80%, 03/15/25 (Call 12/15/24)	50	48,161
AstraZeneca PLC, 3.13%, 06/12/27 (Call 03/12/27)	25	22,865
Cardinal Health Inc., 3.08%, 06/15/24 (Call 04/15/24)	25	23,412
CVS Health Corp. 2.88%, 06/01/26 (Call 03/01/26)	50	45,182
4.10%, 03/25/25 (Call 01/25/25)	35	34,527
4.30%, 03/25/28 (Call 12/25/27)(b)	75	73,118
Express Scripts Holding Co., 4.50%, 02/25/26 (Call 11/27/25)	50	50,267
GlaxoSmithKline Capital Inc., 3.88%, 05/15/28	25	24,961
Johnson & Johnson, 2.45%, 03/01/26 (Call 12/01/25)	50	46,095
Mylan Inc., 4.20%, 11/29/23 (Call 08/29/23)	25	24,294
Novartis Capital Corp., 3.00%, 11/20/25 (Call 08/20/25)	50	47,533
Pfizer Inc., 3.00%, 12/15/26	25	23,617
Shire Acquisitions Investments Ireland DAC, 3.20%, 09/23/26 (Call 06/23/26)	50	45,339
Zoetis Inc., 3.00%, 09/12/27 (Call 06/15/27)	25	22,827

		579,911
Pipelines — 5.0%
Boardwalk Pipelines LP, 4.95%, 12/15/24 (Call 09/15/24)	25	25,240
Enable Midstream Partners LP, 4.95%, 05/15/28 (Call 02/15/28)	25	24,492
Enbridge Inc., 4.25%, 12/01/26 (Call 09/01/26)	25	24,526
Energy Transfer Operating LP, 4.20%, 04/15/27 (Call 01/15/27)	50	47,175
Enterprise Products Operating LLC, 3.90%, 02/15/24 (Call 11/15/23)	50	49,957
Kinder Morgan Energy Partners LP, 4.15%, 02/01/24 (Call 11/01/23)	50	49,627
MPLX LP, 4.13%, 03/01/27 (Call 12/01/26)	25	23,844
ONEOK Partners LP, 4.90%, 03/15/25 (Call 12/15/24)	25	25,553
Plains All American Pipeline LP/PAA Finance Corp., 4.65%, 10/15/25 (Call 07/15/25)	25	24,688
Sabine Pass Liquefaction LLC 4.20%, 03/15/28 (Call 09/15/27)	25	23,807
5.88%, 06/30/26 (Call 12/31/25)	50	53,296
Spectra Energy Partners LP, 4.75%, 03/15/24 (Call 12/15/23)	25	25,407
TransCanada PipeLines Ltd., 4.25%, 05/15/28 (Call 02/15/28)	25	24,536
Williams Companies Inc. (The) 3.75%, 06/15/27 (Call 03/15/27)	25	23,300
4.30%, 03/04/24 (Call 12/04/23)(b)	25	24,992

		470,440
Real Estate Investment Trusts — 3.3%
American Tower Corp., 4.00%, 06/01/25 (Call 03/01/25)	50	48,685
Boston Properties LP, 2.75%, 10/01/26 (Call 07/01/26)	50	44,849
Brixmor Operating Partnership LP, 4.13%, 06/15/26 (Call 03/15/26)	25	23,910
Crown Castle International Corp. 3.80%, 02/15/28 (Call 11/15/27)	25	23,266
4.00%, 03/01/27 (Call 12/01/26)(b)	25	23,829
Digital Realty Trust LP, 3.70%, 08/15/27 (Call 06/15/27)	25	23,357
HCP Inc., 4.25%, 11/15/23 (Call 08/15/23)	50	49,789
Simon Property Group LP, 3.38%, 06/15/27 (Call 03/15/27)	50	47,294
Welltower Inc., 4.00%, 06/01/25 (Call 03/01/25)	25	24,383

		309,362
Retail — 3.6%
Costco Wholesale Corp., 3.00%, 05/18/27 (Call 02/18/27)	25	23,477
Dollar Tree Inc., 4.20%, 05/15/28 (Call 02/15/28)	25	23,696
Home Depot Inc. (The), 3.00%, 04/01/26 (Call 01/01/26)	50	47,392

Security	Par/ Shares (000)	Value

Retail (continued)
Lowe’s Companies Inc., 3.10%, 05/03/27 (Call 02/03/27)	$50	$46,864
McDonald’s Corp., 3.70%, 01/30/26 (Call 10/30/25)	50	48,727
Starbucks Corp., 3.80%, 08/15/25 (Call 06/15/25)	25	24,399
Target Corp., 3.50%, 07/01/24(b)	50	50,015
Walgreens Boots Alliance Inc., 3.45%, 06/01/26 (Call 03/01/26)	25	23,120
Walmart Inc., 3.30%, 04/22/24 (Call 01/22/24)	50	49,430

		337,120
Semiconductors — 2.8%
Analog Devices Inc., 3.13%, 12/05/23 (Call 10/05/23)	25	24,049
Applied Materials Inc., 3.30%, 04/01/27 (Call 01/01/27)(b)	25	23,589
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.50%, 01/15/28 (Call 10/15/27)	25	22,056
3.63%, 01/15/24 (Call 11/15/23)	75	71,870
Intel Corp. 2.88%, 05/11/24 (Call 03/11/24)	25	24,033
3.15%, 05/11/27 (Call 02/11/27)	50	47,685
QUALCOMM Inc., 3.25%, 05/20/27 (Call 02/20/27)	50	46,231

		259,513
Software — 2.8%
Fidelity National Information Services Inc., 3.00%, 08/15/26 (Call 05/15/26)	25	22,694
Microsoft Corp., 3.30%, 02/06/27 (Call 11/06/26)	100	96,906
Oracle Corp. 2.65%, 07/15/26 (Call 04/15/26)	50	45,673
2.95%, 11/15/24 (Call 09/15/24)	25	23,862
2.95%, 05/15/25 (Call 02/15/25)	25	23,667
3.25%, 11/15/27 (Call 08/15/27)(b)	25	23,634
VMware Inc., 3.90%, 08/21/27 (Call 05/21/27)	25	22,803

		259,239
Telecommunications — 3.6%
AT&T Inc. 3.40%, 05/15/25 (Call 02/15/25)	50	46,886
4.10%, 02/15/28 (Call 11/15/27)(a)(b)	25	23,765
4.13%, 02/17/26 (Call 11/17/25)	50	48,430
Cisco Systems Inc., 3.63%, 03/04/24	50	50,201
Rogers Communications Inc., 3.63%, 12/15/25 (Call 09/15/25)	25	24,164
Verizon Communications Inc. 4.13%, 03/16/27	50	49,494
4.33%, 09/21/28	50	49,486
Vodafone Group PLC 3.75%, 01/16/24	25	24,419
4.38%, 05/30/28	25	24,070

		340,915
Transportation — 1.8%
Burlington Northern Santa Fe LLC, 3.00%, 04/01/25 (Call 01/01/25)	50	47,980
CSX Corp., 3.25%, 06/01/27 (Call 03/01/27)	25	23,258
FedEx Corp., 4.00%, 01/15/24	50	50,756
Union Pacific Corp., 3.95%, 09/10/28 (Call 06/10/28)	50	49,104

		171,098

Total Corporate Bonds & Notes — 98.8% (Cost: $9,806,031)		9,253,604

Short-Term Investments

Money Market Funds — 6.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.36%(e)(f)(g)	530	530,221

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) October 31, 2018	iShares® 5-10 Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Shares (000)	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.11%(e)(f)	37	$37,193

		567,414

Total Short-Term Investments — 6.0% (Cost: $567,315)		567,414

Total Investments in Securities — 104.8% (Cost: $10,373,346)		9,821,018

Other Assets, Less Liabilities — (4.8)%		(454,091)

Net Assets — 100.0%		$9,366,927

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	All or a portion of this security is on loan.
(c)	Security is issued at a fixed coupon rate, which converts to a variable rate at a specified date. Reference index and spread are provided if the rate is currently floating.
(d)	Variable or floating rate security. Rate shown is the rate in effect as of period-end.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period-end.
(g)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

	Par/Shares Held at 10/31/17	Par/Shares Purchased		Par/Shares Sold		Par/Shares Held at 10/31/18	Value at			Net Realized	Change in Unrealized Appreciation
Affiliated Issuer	(000)	(000)		(000)		(000)	10/31/18	Income		Gain (Loss) (a)	(Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	—	530	(b)	—		530	$530,221	$3,284	(c)	$(91)	$100
BlackRock Cash Funds: Treasury, SL Agency Shares	97	—		(60	)(b)	37	37,193	930		—	—
PNC Financial Services Group Inc. (The), 3.15%, 05/19/27	50	10		—		60	56,272	1,865		—	(3,608)

							$623,686	$6,079		$(91)	$(3,508)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Corporate Bonds & Notes	$—	$9,253,604	$—	$9,253,604
Money Market Funds	567,414	—	—	567,414

	$567,414	$9,253,604	$—	$9,821,018

See notes to financial statements.

32	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2018	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Aerospace & Defense — 1.0%
Lockheed Martin Corp., 4.70%, 05/15/46 (Call 11/15/45)	$25	$25,429
Northrop Grumman Corp., 4.03%, 10/15/47 (Call 04/15/47)	25	22,356
United Technologies Corp., 4.05%, 05/04/47 (Call 11/04/46)	50	43,911

		91,696
Agriculture — 2.0%
Altria Group Inc., 3.88%, 09/16/46 (Call 03/16/46)	50	41,237
Archer-Daniels-Midland Co., 4.54%, 03/26/42	25	25,001
BAT Capital Corp., 4.39%, 08/15/37 (Call 02/15/37)(a)	50	44,411
Philip Morris International Inc., 4.38%, 11/15/41	50	45,700
Reynolds American Inc., 5.85%, 08/15/45 (Call 02/12/45)	25	25,668

		182,017
Auto Manufacturers — 1.0%
Ford Motor Co., 5.29%, 12/08/46 (Call 06/08/46)	50	41,875
General Motors Co., 6.60%, 04/01/36 (Call 10/01/35)	50	51,119

		92,994
Banks — 12.6%
Bank of America Corp. 3.42%, 12/20/28 (Call 12/20/27)(b)(c)	50	46,122
4.24%, 04/24/38 (Call 04/24/37)(b)(c)	25	23,566
5.00%, 01/21/44	100	102,208
Bank of New York Mellon Corp. (The), 3.30%, 08/23/29 (Call 05/23/29)	25	23,097
Citigroup Inc. 4.75%, 05/18/46	75	69,829
8.13%, 07/15/39	50	69,507
Cooperatieve Rabobank UA, 5.25%, 05/24/41	50	54,298
Fifth Third Bancorp., 8.25%, 03/01/38	25	33,154
Goldman Sachs Group Inc. (The) 4.02%, 10/31/38 (Call 10/31/37)(b)(c)	25	22,289
4.80%, 07/08/44 (Call 01/08/44)	50	48,764
6.75%, 10/01/37	75	87,589
HSBC Holdings PLC, 6.50%, 09/15/37	100	114,924
JPMorgan Chase & Co. 3.90%, 01/23/49 (Call 01/23/48)(b)(c)	25	21,709
4.95%, 06/01/45	50	50,471
6.40%, 05/15/38	100	120,049
Morgan Stanley 3.97%, 07/22/38 (Call 07/22/37)(b)(c)	75	67,710
4.38%, 01/22/47	50	46,596
Wells Fargo & Co. 4.90%, 11/17/45	85	82,450
5.38%, 11/02/43	50	51,281

		1,135,613
Beverages — 3.7%
Anheuser-Busch InBev Finance Inc. 4.70%, 02/01/36 (Call 08/01/35)	100	95,008
4.90%, 02/01/46 (Call 08/01/45)	100	94,505
Anheuser-Busch InBev Worldwide Inc., 4.38%, 04/15/38 (Call 10/15/37)	25	22,723
Diageo Capital PLC, 5.88%, 09/30/36	25	28,986
Molson Coors Brewing Co., 5.00%, 05/01/42	25	23,618
PepsiCo Inc., 3.45%, 10/06/46 (Call 04/06/46)	75	63,999

		328,839
Biotechnology — 1.8%
Amgen Inc. 4.40%, 05/01/45 (Call 11/01/44)(d)	50	45,500
4.66%, 06/15/51 (Call 12/15/50)	25	23,048

Security	Par (000)	Value

Biotechnology (continued)
Celgene Corp., 5.00%, 08/15/45 (Call 02/15/45)	$25	$23,015
Gilead Sciences Inc., 4.75%, 03/01/46 (Call 09/01/45)	75	72,379

		163,942
Building Materials — 0.3%
Johnson Controls International PLC, 4.50%, 02/15/47 (Call 08/15/46)	25	22,942

Chemicals — 1.0%
Dow Chemical Co. (The) 4.38%, 11/15/42 (Call 05/15/42)	25	22,092
5.25%, 11/15/41 (Call 05/15/41)(d)	25	25,017
LyondellBasell Industries NV, 4.63%, 02/26/55 (Call 08/26/54)	25	20,979
Sherwin-Williams Co. (The), 4.50%, 06/01/47 (Call 12/01/46)	25	22,433

		90,521

Commercial Services — 0.3%
Massachusetts Institute of Technology, 4.68%, 12/31/99	25	25,613

Computers — 2.4%
Apple Inc. 3.85%, 05/04/43	100	92,130
4.65%, 02/23/46 (Call 08/23/45)	50	51,564
Dell International LLC/EMC Corp., 8.35%, 07/15/46 (Call 01/15/46)(a)	25	29,031
Hewlett Packard Enterprise Co., 6.35%, 10/15/45 (Call 04/15/45)	25	24,436
International Business Machines Corp., 4.00%, 06/20/42	25	22,715

		219,876
Diversified Financial Services — 1.3%
American Express Co., 4.05%, 12/03/42	15	14,039
CME Group Inc., 5.30%, 09/15/43 (Call 03/15/43)	25	27,917
Jefferies Group LLC/Jefferies Group Capital Finance Inc., 4.15%, 01/23/30	25	21,822
Visa Inc., 4.30%, 12/14/45 (Call 06/14/45)	50	49,422

		113,200
Electric — 6.7%
Berkshire Hathaway Energy Co., 5.15%, 11/15/43 (Call 05/15/43)	50	52,695
Consolidated Edison Co. of New York Inc., 4.50%, 12/01/45 (Call 06/01/45)	50	49,563
Duke Energy Corp., 3.75%, 09/01/46 (Call 03/01/46)	100	85,251
Exelon Generation Co. LLC, 6.25%, 10/01/39	50	52,850
FirstEnergy Corp., Series C, 7.38%, 11/15/31	25	31,420
Florida Power & Light Co., 5.69%, 03/01/40	25	29,271
Georgia Power Co., 4.30%, 03/15/42(d)	100	91,350
Pacific Gas & Electric Co., 4.75%, 02/15/44 (Call 08/15/43)	75	68,039
Sempra Energy, 3.80%, 02/01/38 (Call 08/01/37)	25	21,899
South Carolina Electric & Gas Co., 4.35%, 02/01/42 (Call 08/01/41)	25	23,503
Southern California Edison Co., 4.65%, 10/01/43 (Call 04/01/43)	50	49,966
Virginia Electric & Power Co., Series D, 4.65%, 08/15/43 (Call 02/15/43)	50	50,499

		606,306
Food — 1.4%
General Mills Inc., 4.55%, 04/17/38 (Call 10/17/37)	15	13,768
Kraft Heinz Foods Co., 5.00%, 06/04/42	75	68,745
Kroger Co. (The), 4.45%, 02/01/47 (Call 08/01/46)(d)	25	21,702
Sysco Corp., 4.85%, 10/01/45 (Call 04/01/45)	25	24,607

		128,822
Forest Products & Paper — 0.5%
International Paper Co., 4.80%, 06/15/44 (Call 12/15/43)	50	45,882

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) October 31, 2018	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Gas — 0.3%
NiSource Inc., 4.38%, 05/15/47 (Call 11/15/46)	$25	$22,924

Health Care - Products — 1.8%
Abbott Laboratories, 4.90%, 11/30/46 (Call 05/30/46)	50	51,524
Becton Dickinson and Co., 4.67%, 06/06/47 (Call 12/06/46)	25	23,434
Koninklijke Philips NV, 5.00%, 03/15/42	25	26,137
Medtronic Inc., 4.63%, 03/15/45	60	60,751

		161,846
Health Care - Services — 2.6%
Aetna Inc., 6.63%, 06/15/36	25	29,749
Anthem Inc., 4.63%, 05/15/42(d)	50	47,182
Cigna Corp., 3.88%, 10/15/47 (Call 04/15/47)	25	20,268
Halfmoon Parent Inc., 4.90%, 12/15/48 (Call 06/15/48)(a)(d)	25	23,710
Kaiser Foundation Hospitals, 4.15%, 05/01/47 (Call 11/01/46)(d)	20	19,019
UnitedHealth Group Inc. 4.20%, 01/15/47 (Call 07/15/46)	75	71,023
4.75%, 07/15/45	25	25,501

		236,452
Household Products & Wares — 0.4%
Kimberly-Clark Corp., 6.63%, 08/01/37	25	31,717

Housewares — 0.2%
Newell Brands Inc., 5.50%, 04/01/46 (Call 10/01/45)	25	21,571

Insurance — 3.3%
Allstate Corp. (The), 4.20%, 12/15/46 (Call 06/15/46)	25	23,570
American International Group Inc., 4.50%, 07/16/44 (Call 01/16/44)	65	57,602
AXA Equitable Holdings Inc., 5.00%, 04/20/48 (Call 10/20/47)(a)	15	13,381
Berkshire Hathaway Finance Corp., 5.75%, 01/15/40	25	28,904
Chubb INA Holdings Inc., 4.35%, 11/03/45 (Call 05/03/45)	25	24,625
MetLife Inc., 5.70%, 06/15/35	50	55,624
Progressive Corp. (The), 4.13%, 04/15/47 (Call 10/15/46)(d)	25	23,519
Prudential Financial Inc., 3.91%, 12/07/47 (Call 06/07/47)	35	30,345
Travelers Companies Inc. (The), 4.60%, 08/01/43	35	35,432

		293,002
Internet — 1.0%
Amazon.com Inc. 3.88%, 08/22/37 (Call 02/22/37)	50	47,153
4.25%, 08/22/57 (Call 02/22/57)	50	46,850

		94,003
Machinery — 0.5%
Caterpillar Inc., 3.80%, 08/15/42	50	45,548

Manufacturing — 2.4%
Eaton Corp., 4.15%, 11/02/42	25	22,829
General Electric Co. 4.13%, 10/09/42	50	40,674
5.88%, 01/14/38	100	101,902
Illinois Tool Works Inc., 4.88%, 09/15/41 (Call 03/15/41)	25	26,537
Parker-Hannifin Corp., 4.10%, 03/01/47 (Call 09/01/46)	25	23,445

		215,387
Media — 6.3%
21st Century Fox America Inc., 6.15%, 02/15/41(d)	65	78,848
CBS Corp., 4.90%, 08/15/44 (Call 02/15/44)	25	23,188
Charter Communications Operating LLC/Charter Communications Operating Capital, 6.48%, 10/23/45 (Call 04/23/45)	75	76,508
Comcast Corp. 4.00%, 08/15/47 (Call 02/15/47)	25	21,806
4.00%, 03/01/48 (Call 09/01/47)	25	21,812
4.00%, 11/01/49 (Call 05/01/49)	39	33,504

Security	Par (000)	Value

Media (continued)
4.05%, 11/01/52 (Call 05/01/52)	$82	$70,071
4.25%, 10/15/30 (Call 07/15/30)	50	49,330
4.60%, 10/15/38 (Call 04/15/38)	25	24,453
Discovery Communications LLC, 6.35%, 06/01/40	25	26,337
Time Warner Cable LLC, 7.30%, 07/01/38	50	55,123
Viacom Inc., 6.88%, 04/30/36	35	38,647
Walt Disney Co. (The), 3.00%, 07/30/46	25	19,630
Warner Media LLC, 4.85%, 07/15/45 (Call 01/15/45)	25	22,169

		561,426
Mining — 1.2%
Barrick North America Finance LLC, 5.75%, 05/01/43	25	26,769
BHP Billiton Finance USA Ltd., 5.00%, 09/30/43(d)	25	26,773
Newmont Mining Corp., 6.25%, 10/01/39	25	27,502
Rio Tinto Finance USA Ltd., 5.20%, 11/02/40	25	26,866

		107,910
Oil & Gas — 6.9%
Anadarko Petroleum Corp., 6.60%, 03/15/46 (Call 09/15/45)	35	38,850
Apache Corp., 5.10%, 09/01/40 (Call 03/01/40)	50	46,713
BP Capital Markets PLC, 3.72%, 11/28/28 (Call 08/28/28)(d)	25	24,248
Cenovus Energy Inc., 5.40%, 06/15/47 (Call 12/15/46)	25	23,418
ConocoPhillips Co., 5.95%, 03/15/46 (Call 09/15/45)	50	60,549
Devon Energy Corp., 5.00%, 06/15/45 (Call 12/15/44)	25	23,243
Encana Corp., 6.50%, 08/15/34	25	27,905
Equinor ASA, 3.95%, 05/15/43	25	23,067
Exxon Mobil Corp., 4.11%, 03/01/46 (Call 09/01/45)	25	24,127
Hess Corp., 5.80%, 04/01/47 (Call 10/01/46)	35	34,078
Marathon Oil Corp., 6.60%, 10/01/37	15	17,024
Marathon Petroleum Corp., 6.50%, 03/01/41 (Call 09/01/40)	25	28,061
Noble Energy Inc., 5.05%, 11/15/44 (Call 05/15/44)	25	22,801
Occidental Petroleum Corp., 4.40%, 04/15/46 (Call 10/15/45)	25	23,990
Phillips 66, 4.65%, 11/15/34 (Call 05/15/34)	50	48,350
Shell International Finance BV, 4.38%, 05/11/45	100	97,996
Suncor Energy Inc., 6.50%, 06/15/38	25	29,388
Valero Energy Corp., 4.90%, 03/15/45(d)	25	23,827

		617,635
Oil & Gas Services — 0.6%
Halliburton Co., 5.00%, 11/15/45 (Call 05/15/45)	50	50,074

Pharmaceuticals — 6.6%
AbbVie Inc., 4.70%, 05/14/45 (Call 11/14/44)	75	67,892
Allergan Funding SCS, 4.55%, 03/15/35 (Call 09/15/34)	50	46,900
AstraZeneca PLC, 6.45%, 09/15/37	50	58,758
CVS Health Corp. 4.78%, 03/25/38 (Call 09/25/37)	25	24,090
5.05%, 03/25/48 (Call 09/25/47)	75	73,094
5.13%, 07/20/45 (Call 01/20/45)	25	24,497
Express Scripts Holding Co., 4.80%, 07/15/46 (Call 01/15/46)	25	23,568
GlaxoSmithKline Capital Inc., 6.38%, 05/15/38	25	30,952
Johnson & Johnson, 3.55%, 03/01/36 (Call 09/01/35)	100	92,112
Merck & Co. Inc., 3.70%, 02/10/45 (Call 08/10/44)	25	22,722
Mylan NV, 5.25%, 06/15/46 (Call 12/15/45)	25	21,368
Novartis Capital Corp., 4.40%, 05/06/44	25	25,376
Pfizer Inc., 7.20%, 03/15/39	60	80,829

		592,158
Pipelines — 4.6%
Energy Transfer Operating LP 5.30%, 04/15/47 (Call 10/15/46)	50	45,076
Series 30Y, 6.00%, 06/15/48 (Call 12/15/47)	25	24,779

34	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pipelines (continued)
Enterprise Products Operating LLC, 4.85%, 03/15/44 (Call 09/15/43)	$75	$72,228
Kinder Morgan Inc./DE 5.30%, 12/01/34 (Call 06/01/34)	50	49,643
5.55%, 06/01/45 (Call 12/01/44)	50	50,373
MPLX LP, 4.50%, 04/15/38 (Call 10/15/37)	35	31,174
ONEOK Partners LP, 6.13%, 02/01/41 (Call 08/01/40)	20	20,927
Plains All American Pipeline LP/PAA Finance Corp., 4.90%, 02/15/45 (Call 08/15/44)	25	22,011
TransCanada PipeLines Ltd., 7.63%, 01/15/39	50	63,922
Williams Companies Inc. (The), 5.10%, 09/15/45 (Call 03/15/45)	35	32,918

		413,051
Real Estate Investment Trusts — 0.4%
Simon Property Group LP, 6.75%, 02/01/40 (Call 11/01/39)	25	31,539

Retail — 3.4%
Home Depot Inc. (The), 4.25%, 04/01/46 (Call 10/01/45)	75	72,040
Lowe’s Companies Inc., 3.70%, 04/15/46 (Call 10/15/45)	50	43,120
McDonald’s Corp., 4.45%, 03/01/47 (Call 09/01/46)	50	46,709
Starbucks Corp., 4.50%, 11/15/48 (Call 05/15/48)	25	23,179
Target Corp., 3.63%, 04/15/46	25	21,622
Walgreens Boots Alliance Inc., 4.65%, 06/01/46 (Call 12/01/45)	25	22,579
Walmart Inc., 4.30%, 04/22/44 (Call 10/22/43)	75	73,628

		302,877
Semiconductors — 0.9%
Intel Corp., 4.10%, 05/11/47 (Call 11/11/46)	50	47,337
QUALCOMM Inc., 4.30%, 05/20/47 (Call 11/20/46)	35	31,424

		78,761
Software — 3.9%
Microsoft Corp. 3.70%, 08/08/46 (Call 02/08/46)	75	69,091
4.10%, 02/06/37 (Call 08/06/36)	75	75,124
4.50%, 02/06/57 (Call 08/06/56)	75	77,145
Oracle Corp. 4.00%, 11/15/47 (Call 05/15/47)	25	22,472
5.38%, 07/15/40	100	109,483

		353,315
Telecommunications — 8.7%
AT&T Inc. 4.30%, 12/15/42 (Call 06/15/42)	50	41,160
4.50%, 03/09/48 (Call 09/09/47)	50	41,499
4.75%, 05/15/46 (Call 11/15/45)	25	21,606
5.15%, 11/15/46(a)	25	22,660
5.25%, 03/01/37 (Call 09/01/36)	75	71,593
5.70%, 03/01/57 (Call 09/01/56)	50	47,955
British Telecommunications PLC, 9.63%, 12/15/30	25	34,786
Cisco Systems Inc., 5.90%, 02/15/39	25	30,046
Deutsche Telekom International Finance BV, 8.75%, 06/15/30	25	33,203
Orange SA, 9.00%, 03/01/31	35	48,152
Rogers Communications Inc., 4.30%, 02/15/48 (Call 08/15/47)	25	23,163
Telefonica Emisiones SAU, 7.05%, 06/20/36	50	58,009

Security	Par/ Shares (000)	Value

Telecommunications (continued)
Verizon Communications Inc. 4.40%, 11/01/34 (Call 05/01/34)	$75	$70,792
4.86%, 08/21/46	100	95,351
5.01%, 08/21/54	100	95,184
Vodafone Group PLC 4.38%, 02/19/43	25	21,106
5.25%, 05/30/48	25	23,632

		779,897
Transportation — 3.2%
Burlington Northern Santa Fe LLC 4.13%, 06/15/47 (Call 12/15/46)	75	70,237
5.15%, 09/01/43 (Call 03/01/43)	25	26,929
Canadian Pacific Railway Co., 4.80%, 08/01/45 (Call 02/01/45)	25	25,612
CSX Corp., 3.80%, 11/01/46 (Call 05/01/46)	50	43,067
FedEx Corp., 4.10%, 02/01/45	50	43,110
Norfolk Southern Corp., 3.94%, 11/01/47 (Call 05/01/47)	31	27,378
Union Pacific Corp., 4.00%, 04/15/47 (Call 10/15/46)(d)	35	31,363
United Parcel Service Inc., 3.75%, 11/15/47 (Call 05/15/47)	25	21,920

		289,616
Water — 0.2%
American Water Capital Corp., 3.75%, 09/01/47 (Call 03/01/47)	25	21,871

Total Corporate Bonds & Notes — 95.4% (Cost: $9,526,500)		8,570,843

Short-Term Investments

Money Market Funds — 9.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.36%(e)(f)(g)	503	502,841
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.11%(e)(f)	345	344,912

		847,753

Total Short-Term Investments — 9.4% (Cost: $847,712)		847,753

Total Investments in Securities — 104.8% (Cost: $10,374,212)		9,418,596

Other Assets, Less Liabilities — (4.8)%		(434,309)

Net Assets — 100.0%		$8,984,287

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Security is issued at a fixed coupon rate, which converts to a variable rate at a specified date. Reference index and spread are provided if the rate is currently floating.
(c)	Variable or floating rate security. Rate shown is the rate in effect as of period-end.
(d)	All or a portion of this security is on loan.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period-end.
(g)	All or a portion of this security was purchased with cash collateral received from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) October 31, 2018	iShares® 10+ Year Investment Grade Corporate Bond ETF

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

	Shares Held at 10/31/17	Net Activity	Shares Held at 10/31/18	Value at			Net Realized	Change in Unrealized Appreciation
Affiliated Issuer	(000)	(000)	(000)	10/31/18	Income		Gain (Loss) (a)	(Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	75	428	503	$502,841	$1,826	(b)	$(37)	$40
BlackRock Cash Funds: Treasury, SL Agency Shares	464	(119)	345	344,912	5,215		—	—

				$847,753	$7,041		$(37)	$40

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

	Level 1	Level 2	Level 3	Total
Investments
Assets
Corporate Bonds & Notes	$—	$8,570,843	$—	$8,570,843
Money Market Funds	847,753	—	—	847,753

	$847,753	$8,570,843	$—	$9,418,596

See notes to financial statements.

36	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

October 31, 2018

	iShares 0-5 Year Investment Grade Corporate Bond ETF	iShares 5-10 Year Investment Grade Corporate Bond ETF	iShares 10+ Year Investment Grade Corporate Bond ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$1,387,143,220	$9,197,332	$8,570,843
Affiliated(c)	111,652,759	623,686	847,753
Cash	—	—	502
Receivables:
Investments sold	8,057,176	25,575	27,901
Securities lending income — Affiliated	18,572	366	111
Securities related to in-kind transactions	185,597	—	—
Dividends	11,133	37	684
Interest	11,338,581	95,735	113,930

Total assets	1,518,407,038	9,942,731	9,561,724

LIABILITIES
Bank overdraft	163,229	—	—
Collateral on securities loaned, at value	88,472,110	530,213	502,838
Payables:
Investments purchased	10,939,631	45,112	74,133
Investment advisory fees	71,238	479	466

Total liabilities	99,646,208	575,804	577,437

NET ASSETS	$1,418,760,830	$9,366,927	$8,984,287

NET ASSETS CONSIST OF:
Paid-in capital	$1,433,410,529	$9,969,301	$9,961,066
Accumulated loss	(14,649,699)	(602,374)	(976,779)

NET ASSETS	$1,418,760,830	$9,366,927	$8,984,287

Shares outstanding	28,700,000	200,000	200,000

Net asset value	$49.43	$46.83	$44.92

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	None	None	None

(a) Securities loaned, at value	$78,887,412	$511,782	$482,410
(b) Investments, at cost — Unaffiliated	$1,404,358,630	$9,745,960	$9,526,500
(c) Investments, at cost — Affiliated	$111,801,080	$627,386	$847,712

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	37

Statements of Operations

Year Ended October 31, 2018

	iShares 0-5 Year Investment Grade Corporate Bond ETF	iShares 5-10 Year Investment Grade Corporate Bond ETF	iShares 10+ Year Investment Grade Corporate Bond ETF

INVESTMENT INCOME
Dividends — Affiliated	$91,844	$930	$5,215
Interest — Unaffiliated	24,150,155	310,773	400,884
Interest — Affiliated	237,081	1,865	—
Securities lending income — Affiliated — net	172,455	3,284	1,826

Total investment income	24,651,535	316,852	407,925

EXPENSES
Investment advisory fees	565,546	5,755	5,765
Proxy fees	40	—	—

Total expenses	565,586	5,755	5,765

Net investment income	24,085,949	311,097	402,160

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(301,149)	(77,206)	(55,861)
Investments — Affiliated	(4,606)	(91)	(37)
In-kind redemptions — Unaffiliated	(124,601)	—	—
In-kind redemptions — Affiliated	61	—	—

Net realized loss	(430,295)	(77,297)	(55,898)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(17,830,973)	(501,769)	(1,021,952)
Investments — Affiliated	(146,553)	(3,508)	40

Net change in unrealized appreciation (depreciation)	(17,977,526)	(505,277)	(1,021,912)

Net realized and unrealized loss	(18,407,821)	(582,574)	(1,077,810)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,678,128	$(271,477)	$(675,650)

See notes to financial statements.

38	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares 0-5 Year Investment Grade Corporate Bond ETF		iShares 5-10 Year Investment Grade Corporate Bond ETF
				Period From
	Year Ended	Year Ended	Year Ended	09/12/17 (a)
	10/31/18	10/31/17	10/31/18	to 10/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$24,085,949	$7,624,515	$311,097	$38,109
Net realized gain (loss)	(430,295)	127,164	(77,297)	(741)
Net change in unrealized appreciation (depreciation)	(17,977,526)	(413,043)	(505,277)	(47,051)

Net increase (decrease) in net assets resulting from operations	5,678,128	7,338,636	(271,477)	(9,683)

DISTRIBUTIONS TO SHAREHOLDERS(b)(c)
Decrease in net assets resulting from distributions to shareholders	(21,761,822)	(7,165,708)	(321,214)	—

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	823,907,810	410,759,920	—	9,969,301

NET ASSETS(c)
Total increase (decrease) in net assets	807,824,116	410,932,848	(592,691)	9,959,618
Beginning of period	610,936,714	200,003,866	9,959,618	—

End of period	$1,418,760,830	$610,936,714	$9,366,927	$9,959,618

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	39

Statements of Changes in Net Assets (continued)

	iShares 10+ Year Investment Grade Corporate Bond ETF
		Period From
	Year Ended	09/12/17	(a)
	10/31/18	to 10/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$402,160	$51,414
Net realized gain (loss)	(55,898)	5,697
Net change in unrealized appreciation (depreciation)	(1,021,912)	66,296

Net increase (decrease) in net assets resulting from operations	(675,650)	123,407

DISTRIBUTIONS TO SHAREHOLDERS(b)(c)
Decrease in net assets resulting from distributions to shareholders	(418,839)	—

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	—	9,955,369

NET ASSETS(c)
Total increase (decrease) in net assets	(1,094,489)	10,078,776
Beginning of period	10,078,776	—

End of period	$8,984,287	$10,078,776

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

40	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares 0-5 Year Investment Grade Corporate Bond ETF
	Year Ended 10/31/18	Year Ended 10/31/17	Year Ended 10/31/16	Year Ended 10/31/15	Year Ended 10/31/14

Net asset value, beginning of year	$50.49	$50.63	$50.30	$50.30	$50.13

Net investment income(a)	1.27	1.02	0.92	0.73	0.63
Net realized and unrealized gain (loss)(b)	(1.18)	(0.18)	0.30	(0.06)	0.12

Net increase from investment operations	0.09	0.84	1.22	0.67	0.75

Distributions(c)
From net investment income	(1.15)	(0.98)	(0.89)	(0.67)	(0.58)

Total distributions	(1.15)	(0.98)	(0.89)	(0.67)	(0.58)

Net asset value, end of year	$49.43	$50.49	$50.63	$50.30	$50.30

Total Return
Based on net asset value	0.18%	1.68%	2.43%	1.37%	1.51%

Ratios to Average Net Assets
Total expenses	0.06%	0.07%	0.12%	0.15%	0.15%

Net investment income	2.56%	2.02%	1.83%	1.46%	1.25%

Supplemental Data
Net assets, end of year (000)	$1,418,761	$610,937	$200,004	$72,941	$25,148

Portfolio turnover rate(d)	15%	20%	15%	22%	15%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	41

Financial Highlights (continued)

(For a share outstanding throughout each period)

iShares 5-10 Year Investment Grade Corporate Bond ETF

		Period From
	Year Ended	09/12/17	(a)
	10/31/18	to 10/31/17

Net asset value, beginning of period	$49.80	$49.72

Net investment income(b)	1.56	0.19
Net realized and unrealized loss(c)	(2.92)		(0.11)

Net increase (decrease) from investment operations	(1.36)	0.08

Distributions(d)
From net investment income	(1.61)	—

Total distributions	(1.61)	—

Net asset value, end of period	$46.83	$49.80

Total Return
Based on net asset value	(2.75)%	0.16	%(e)

Ratios to Average Net Assets
Total expenses	0.06%	0.06	%(f)

Net investment income	3.24%	2.86	%(f)

Supplemental Data
Net assets, end of period (000)	$9,367	$9,960

Portfolio turnover rate(g)	27%	1	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

42	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

iShares 10+ Year Investment Grade Corporate Bond ETF

		Period From
	Year Ended	09/12/17	(a)
	10/31/18	to 10/31/17

Net asset value, beginning of period	$50.39	$49.50

Net investment income(b)	2.01	0.26
Net realized and unrealized gain (loss)(c)	(5.39)	0.63

Net increase (decrease) from investment operations	(3.38)	0.89

Distributions(d)
From net investment income	(2.09)	—

Total distributions	(2.09)	—

Net asset value, end of period	$44.92	$50.39

Total Return
Based on net asset value	(6.90)%	1.80	%(e)

Ratios to Average Net Assets
Total expenses	0.06%	0.06	%(f)

Net investment income	4.19%	3.83	%(f)

Supplemental Data
Net assets, end of period (000)	$8,984	$10,079

Portfolio turnover rate(g)	15%	2	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	43

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

Diversification
iShares ETF	Classification
0-5 Year Investment Grade Corporate Bond	Diversified
5-10 Year Investment Grade Corporate Bond	Non-Diversified
10+ Year Investment Grade Corporate Bond	Non-Diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, and payment-in-kind interest income, if any, are recognized daily on the accrual basis. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization on Purchase Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Funds.

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Fixed-income investments are valued using the last available bid price or current market quotations provided by independent dealers or prices (including evaluated prices) supplied by approved independent third-party pricing services. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots.

44	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and/or other factors and assumptions.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values, and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets for identical assets or liabilities;
•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of October 31, 2018, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of October 31, 2018 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value

N O T E S T O F I N A N C I A L S T A T E M E N T S	45

Notes to Financial Statements (continued)

of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of October 31, 2018:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount
0-5 Year Investment Grade Corporate Bond
Barclays Bank PLC	$1,073,432	$1,073,432		$—	$—
BNP Paribas Prime Brokerage International Ltd.	3,923,438	3,923,438		—	—
Citigroup Global Markets Inc.	2,653,105	2,653,105		—	—
Credit Suisse Securities (USA) LLC	2,536,335	2,536,335		—	—
Deutsche Bank Securities Inc.	6,956,202	6,956,202		—	—
Goldman Sachs & Co.	11,201,452	11,201,452		—	—
HSBC Securities (USA) Inc.	6,779,718	6,779,718		—	—
JPMorgan Securities LLC	26,283,783	26,283,783		—	—
Merrill Lynch, Pierce, Fenner & Smith	2,708,677	2,708,677		—	—
Morgan Stanley & Co. LLC	13,289,040	13,289,040		—	—
Scotia Capital (USA) Inc.	587,786	587,786		—	—
SG Americas Securities LLC	894,444	894,444		—	—

	$78,887,412	$78,887,412		$—	$—

5-10 Year Investment Grade Corporate Bond
Barclays Bank PLC	$95,450	$95,450		$—	$—
BMO Capital Markets	23,650	23,650		—	—
Citigroup Global Markets Inc.	23,435	23,435		—	—
Credit Suisse Securities (USA) LLC	22,273	22,273		—	—
Goldman Sachs & Co.	48,558	48,558		—	—
Merrill Lynch, Pierce, Fenner & Smith	23,845	23,845		—	—
Morgan Stanley & Co. LLC	205,496	205,496		—	—
RBC Capital Markets LLC	69,075	69,075		—	—

	$511,782	$511,782		$—	$—

10+ Year Investment Grade Corporate Bond
Barclays Bank PLC	$24,264	$24,264		$—	$—
Credit Suisse Securities (USA) LLC	42,060	42,060		—	—
JPMorgan Securities LLC	266,719	266,719		—	—
Merrill Lynch, Pierce, Fenner & Smith	24,986	24,986		—	—
RBC Capital Markets LLC	124,381	124,381		—	—

	$482,410	$482,410		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

46	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
0-5 Year Investment Grade Corporate Bond	0.06%
5-10 Year Investment Grade Corporate Bond	0.06
10+ Year Investment Grade Corporate Bond	0.06

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its statement of operations. For the year ended October 31, 2018, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
0-5 Year Investment Grade Corporate Bond	$59,921
5-10 Year Investment Grade Corporate Bond	1,005
10+ Year Investment Grade Corporate Bond	662

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock for 1940 Act purposes.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

6.	PURCHASES AND SALES

For the year ended October 31, 2018, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows:

	U.S. Government Securities		Other Securities

iShares ETF	Purchases	Sales	Purchases	Sales
0-5 Year Investment Grade Corporate Bond	$10,870,917	$10,797,755	$201,231,262	$123,188,470
5-10 Year Investment Grade Corporate Bond	—	—	2,593,746	2,550,232
10+ Year Investment Grade Corporate Bond	57,940	58,242	1,430,908	1,351,454

For the year ended October 31, 2018, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
0-5 Year Investment Grade Corporate Bond	$823,131,861	$29,354,474

N O T E S T O F I N A N C I A L S T A T E M E N T S	47

Notes to Financial Statements (continued)

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of October 31, 2018, the following permanent differences attributable to undistributed capital gains and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Loss
0-5 Year Investment Grade Corporate Bond	$(88,636)	$88,636
10+ Year Investment Grade Corporate Bond	5,697	(5,697)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 10/31/18	Year Ended 10/31/17
0-5 Year Investment Grade Corporate Bond Ordinary income	$21,761,822	$7,165,708

5-10 Year Investment Grade Corporate Bond Ordinary income	$321,214	$—

10+ Year Investment Grade Corporate Bond Ordinary income	$418,839	$—

As of October 31, 2018, the tax components of accumulated net earnings (losses) were as follows:

	Undistributed	Capital Loss	Net Unrealized
iShares ETF	Ordinary Income	Carryforwards	Gains (Losses) (a)	Total
0-5 Year Investment Grade Corporate Bond	$3,029,411	$(293,199)	$(17,385,911)	$(14,649,699)
5-10 Year Investment Grade Corporate Bond	27,992	(78,038)	(552,328)	(602,374)
10+ Year Investment Grade Corporate Bond	34,735	(55,898)	(955,616)	(976,779)

(a)	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.

As of October 31, 2018, the Funds had capital loss carryforwards, with no expiration dates, available to offset future realized capital gains as follows:

iShares ETF	Non-Expiring
0-5 Year Investment Grade Corporate Bond	$293,199
5-10 Year Investment Grade Corporate Bond	78,038
10+ Year Investment Grade Corporate Bond	55,898

As of October 31, 2018, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
0-5 Year Investment Grade Corporate Bond	$1,516,181,890	$22,460	$(17,408,371)	$(17,385,911)
5-10 Year Investment Grade Corporate Bond	10,373,346	100	(552,428)	(552,328)
10+ Year Investment Grade Corporate Bond	10,374,212	450	(956,066)	(955,616)

48	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

8.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

Changes in market interest rates or economic conditions may affect the value and/or liquidity of fixed income investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Securities with longer durations tend to be more sensitive to interest rate changes, usually making their price more volatile than those of securities with shorter durations. Given the environment of historically low interest rates, a fund may be subject to a greater risk of price losses if interest rates rise.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

9.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 10/31/18		Year Ended 10/31/17

iShares ETF	Shares	Amount	Shares	Amount
0-5 Year Investment Grade Corporate Bond
Shares sold	17,200,000	$853,630,983	8,250,000	$415,778,876
Shares redeemed	(600,000)	(29,723,173)	(100,000)	(5,018,956)

Net increase	16,600,000	$823,907,810	8,150,000	$410,759,920

5-10 Year Investment Grade Corporate Bond Shares sold	—	$—	200,000	$9,969,301

10+ Year Investment Grade Corporate Bond Shares sold	—	$—	200,000	$9,955,369

N O T E S T O F I N A N C I A L S T A T E M E N T S	49

Notes to Financial Statements (continued)

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

10.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares U.S. Preferred Stock ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the court’s decision.

11.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Funds have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the statement of assets and liabilities, statement of changes in net assets and notes to the financial statements.

Prior year distribution information and undistributed net investment income in the statement of changes in net assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended October 31, 2017 were classified as follows:

iShares ETF	Net Investment Income
0-5 Year Investment Grade Corporate Bond	$7,165,708

Undistributed net investment income as of October 31, 2017 are as follows:

iShares ETF	Undistributed net investment income
0-5 Year Investment Grade Corporate Bond	$705,284
5-10 Year Investment Grade Corporate Bond	38,109
10+ Year Investment Grade Corporate Bond	51,414

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

50	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares 0-5 Year Investment Grade Corporate Bond ETF,

iShares 5-10 Year Investment Grade Corporate Bond ETF and

iShares 10+ Year Investment Grade Corporate Bond ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares 0-5 Year Investment Grade Corporate Bond ETF, iShares 5-10 Year Investment Grade Corporate Bond ETF and iShares 10+ Year Investment Grade Corporate Bond ETF (three of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2018, the related statements of operations for the year ended October 31, 2018, the statements of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the periods indicated in the table below and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

iShares 0-5 Year Investment Grade Corporate Bond ETF: statement of changes in net assets for each of the two years in the period ended October 31, 2018.

iShares 5-10 Year Investment Grade Corporate Bond ETF and iShares 10+ Year Investment Grade Corporate Bond ETF: statements of changes in net assets for the year ended October 31, 2018 and the period September 12, 2017 (commencement of operations) through October 31, 2017.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

San Francisco, California

December 21, 2018

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	51

Important Tax Information (unaudited)

For the fiscal year ended October 31, 2018, the Funds hereby designate the following maximum amounts allowable as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

iShares ETF	Interest-Related Dividends
0-5 Year Investment Grade Corporate Bond	$18,556,102
5-10 Year Investment Grade Corporate Bond	277,285
10+ Year Investment Grade Corporate Bond	359,357

The Funds hereby designate the following amounts of distributions from direct federal obligation interest for the fiscal year ended October 31, 2018:

iShares ETF	Federal Obligation Interest
0-5 Year Investment Grade Corporate Bond	$52,599
5-10 Year Investment Grade Corporate Bond	460
10+ Year Investment Grade Corporate Bond	2,594

The law varies in each state as to whether and what percent of ordinary income dividends attribute to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

52	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract

I. iShares 0-5 Year Investment Grade Corporate Bond ETF, iShares 5-10 Year Investment Grade Corporate Bond ETF and iShares 10+ Year Investment Grade Corporate Bond ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At a meeting on May 11, 2018, a committee composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 24, 2018, management presented additional information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its initial meeting. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-14, 2018, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of each Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to each Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Funds: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which each Fund invests (if applicable), and waivers/reimbursements (if applicable) of each Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising such Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2017, to that of relevant comparison fund(s) for the same periods.

The Board noted that each Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that each Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-14, 2018 meeting and throughout the year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	53

Board Review and Approval of Investment Advisory Contract (continued)

Costs of Services Provided to Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the profitability to BlackRock in managing the Funds, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board further noted that it considered the supplemental information the 15(c) Committee requested, which BlackRock provided, regarding the methodology. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and showed how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Funds did not provide for breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board noted that a breakpoint structure for the Funds may be appropriate should material economies of scale exist in the future that are not otherwise shared, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review of the sharing of scale benefits, as well as the other factors considered at the meeting, the Board concluded that the information concerning the sharing of scale benefits supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same indexes as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Funds, including in terms of the different and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded ETFs, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Funds’ expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Funds’ investment advisory fee rates under the Advisory Contract do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

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Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported in this notice are for financial reporting purposes and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV which is sent to shareholders shortly after calendar year-end.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
0-5 Year Investment Grade Corporate Bond(a)	$1.135566	$—	$0.011567	$1.147133	99%	—%	1%	100%
5-10 Year Investment Grade Corporate Bond	1.606071	—	—	1.606071	100	—	—	100
10+ Year Investment Grade Corporate Bond	2.094197	—	—	2.094197	100	—	—	100

(a)

The Fund estimates that it has distributed more than the amount of earned income and net realized gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or since the Fund began trading, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the date a Fund began trading on the secondary market, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares 0-5 Year Investment Grade Corporate Bond ETF

Period Covered: October 17, 2013 through September 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	6	0.48%
Greater than 0.0% and Less than 0.5%	1,149	92.15
At NAV	19	1.52
Less than 0.0% and Greater than –0.5%	73	5.85

	1,247	100.00%

S U P P L E M E N T A L I N F O R M A T I O N	55

Supplemental Information (unaudited) (continued)

iShares 5-10 Year Investment Grade Corporate Bond ETF

Period Covered: September 14, 2017 through September 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	4	1.52%
Greater than 0.0% and Less than 0.5%	258	98.10
Less than 0.0% and Greater than –0.5%	1	0.38

	263	100.00%

iShares 10+ Year Investment Grade Corporate Bond ETF

Period Covered: September 14, 2017 through September 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	2	0.76%
Greater than 0.5% and Less than 1.0%	26	9.89
Greater than 0.0% and Less than 0.5%	215	81.75
Less than 0.0% and Greater than –0.5%	20	7.60

	263	100.00%

56	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 343 funds as of October 31, 2018. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small and Benjamin Archibald, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (61)	Trustee (since 2009).

President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).

Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S.ETF Trust (since 2011).

Mark K. Wiedman(b) (47)	Trustee (since 2013).

Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2016); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).

Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (69)	Trustee (since 2005); Independent Board Chair (since 2016).

Trustee and Member of the Finance, Technology and Quality Committee of Stanford Health Care (since 2016); Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.

Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Forward Funds (14 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (62)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012); Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (63)	Trustee (since 2017); Equity Plus Committee Chair (since 2017).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	57

Trustee and Officer Information (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Charles A. Hurty (75)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).

Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (63)	Trustee (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (59)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (57)	Trustee (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (54)	Trustee (since 2011); Nominating and Governance Committee Chair (since 2017).

Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Martin Small (43)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (59)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).

Charles Park (51)	Chief Compliance Officer (since 2006).

Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Benjamin Archibald (43)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013); Secretary of the BlackRock-advised Mutual Funds (since 2012).

Steve Messinger (56)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Scott Radell (49)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (57)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

58	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to www.icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The iShares Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at www.iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at www.iShares.com; and (3) on the SEC website at www.sec.gov.

G E N E R A L I N F O R M A T I O N	59

60	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)
This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.
Investing involves risk, including possible loss of principal.
The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Markit Indices Limited, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2018 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

OCTOBER 31, 2018

2018 ANNUAL REPORT

iShares Trust

▶	iShares CMBS ETF | CMBS | NYSE Arca

▶	iShares GNMA Bond ETF | GNMA | NASDAQ

▶	iShares Treasury Floating Rate Bond ETF | TFLO | NYSE Arca

▶	iShares U.S. Treasury Bond ETF | GOVT | Cboe BZX

Market Overview

iShares Trust

U.S. Bond Market Overview

The U.S. bond market declined for the 12 months ended October 31, 2018 (“reporting period”). The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of U.S. fixed-income performance, returned -2.05%. The negative return for U.S. bonds was primarily due to a stronger U.S. economy and higher interest rates. Driven in part by the stimulative effect of federal tax reform legislation, the U.S. economy grew by 3%for the 12 months ended September 2018, its highest year-over-year growth rate in more than three years. Key components of the strengthening economy included the job market, where the unemployment rate declined to its lowest level since December 1969; industrial production, which increased at its sharpest year-over-year pace in nearly eight years; and retail sales, which accelerated for much of the reporting period before slowing in the last two months.

Faster economic growth led to higher inflation, though it remained low by historical standards. As measured by the consumer price index, the year-over-year U.S. inflation rate rose to 2.9% in mid-2018 — its fastest rate in more than six years — before falling back to 2.3% by the end of the reporting period. By comparison, the long-term historical average inflation rate is 3.3%.

In this environment, the U.S. Federal Reserve Bank (“Fed”) continued its efforts to normalize monetary policy. The Fed increased short-term interest rates four times during the reporting period, increasing its short-term interest rate target to 2.25%, the highest level in more than a decade. In addition, the Fed reduced its holdings of U.S. Treasury and mortgage-backed securities by approximately 7% during the reporting period, after quadrupling its holdings in response to the 2008 financial crisis.

Interest rates increased broadly in response to the improving economy and higher inflation. Short-term interest rates increased the most, reflecting the Fed’s actions. For example, the yield of the two-year U.S. Treasury note increased from 1.60% to 2.87% during the reporting period. Longer-term interest rates rose to a lesser degree; the yield of the 30-year U.S. Treasury bond increased from 2.88% to 3.39%. These developments led to the narrowest yield difference, or spread, between short-term and longer-term U.S. Treasury securities in more than 11 years.

Higher interest rates had the most significant impact on U.S. Treasury securities, which typically have greater sensitivity to changes in interest rates compared with other higher-yielding sectors of the bond market. Consequently, the prices of U.S. Treasury bonds declined as interest rates increased during the reporting period. U.S. Treasury inflation-protected securities also declined but to a lesser degree as the inflation rate increased.

Corporate bonds posted mixed returns for the reporting period. Despite the positive economic environment, investment-grade corporate bonds declined the most among the major bond sectors. In addition to higher interest rates, investor concerns about high corporate debt levels, a decline in average credit quality, and relatively high valuations contributed to the weakness in investment-grade corporate bonds. In contrast, high-yield corporate bonds, which have lower credit ratings, performed relatively well, as their higher yields buffered price declines. Strong investor demand for yield, lower issuance levels, and limited interest rate sensitivity contributed to the positive performance of high-yield corporate bonds.

Among securitized bonds, asset-backed securities (bonds backed by credit card receivables, auto loans, and other debt) posted positive returns for the reporting period, benefiting from their higher yields and relatively short maturities. Mortgage-backed securities, both residential and commercial, declined but to a lesser degree than the broader bond market.

M A R K E T O V E R V I E W	5

Fund Summary as of October 31, 2018	iShares® CMBS ETF

Investment Objective

The iShares CMBS ETF (the “Fund”) seeks to track the investment results of an index composed of investment-grade commercial mortgage-backed securities, as represented by the Bloomberg Barclays U.S. CMBS (ERISA Only) Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	(1.74)%	1.65%	2.19%	(1.74)%	8.52%	15.68%
Fund Market	(1.57)	1.42	2.19	(1.57)	7.31	15.68
Index	(1.52)	1.95	2.56	(1.52)	10.14	18.51

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/14/12. The first day of secondary market trading was 2/16/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,004.40	$1.26		$1,000.00	$1,023.90	$1.28		0.25%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

6	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2018 (continued)	iShares® CMBS ETF

Portfolio Management Commentary

Rising interest rates weighed on the performance of the Index, leading to an overall decline despite supportive supply-and-demand and credit fundamentals for commercial mortgage-backed securities (“CMBS”). From a supply-and-demand perspective, CMBS issuance was robust through the first half of 2018 but slowed late in the reporting period. The supply of CMBS remains low compared with pre-financial crisis levels, though the credit quality of newly issued bonds has generally improved. The decline in issuance is a direct result of tighter lending standards and lower proceeds to borrowers in the wake of the financial crisis. On the other side, investor demand remained healthy during the reporting period despite rising interest rates.

In terms of credit quality, delinquency rates for the underlying loans of CMBS declined steadily during the reporting period, reaching their lowest level since the financial crisis. From a sector standpoint, retail CMBS continued to struggle amid the ongoing shift away from malls and brick-and-mortar retailers to online shopping. Weakness in retail was offset by strength in the industrial sector, where vacancy rates declined and rents rose. Industrial CMBS include securities backed by warehouse and shipping businesses benefiting from the surge in e-commerce spending. Overall, commercial property prices edged up by 2% to a record high.

AAA-rated CMBS, which represented approximately 50% of the Index on average, detracted the most from the Index’s return. CMBS backed by government-sponsored entities such as Fannie Mae, which represented 36% of the Index on average, also detracted meaningfully from performance. In contrast, unrated and lower-rated CMBS detracted only fractionally from performance. Higher-yielding, lower-quality securities typically decline less in price than lower-yielding, higher-quality securities when interest rates rise.

Portfolio Information

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Rating*	Percent of Total Investments	(a)
Aaa	78.3%
Aa	10.9
A	1.3
Not Rated	9.5

ALLOCATION BY MATURITY

Maturity	Percent of Total Investment	(a)
1-5 Years	13.8%
5-10 Years	23.5
10-15 Years	0.5
20-25 Years	0.2
25-30 Years	31.4
30-35 Years	28.5
35-40 Years	1.7
More than 40 Years	0.4

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

F U N D S U M M A R Y	7

Fund Summary as of October 31, 2018	iShares® GNMA Bond ETF

Investment Objective

The iShares GNMA Bond ETF (the “Fund”) seeks to track the investment results of an index composed of mortgage-backed pass-through securities guaranteed by the Government National Mortgage Association (GNMA or Ginnie Mae), as represented by the Bloomberg Barclays U.S. GNMA Bond Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	(1.90)%	1.28%	0.92%	(1.90)%	6.59%	6.32%
Fund Market	(1.95)	1.20	0.93	(1.95)	6.17	6.39
Index	(1.58)	1.54	1.28	(1.58)	7.95	8.92

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/14/12. The first day of secondary market trading was 2/16/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$999.30	$0.66		$1,000.00	$1,024.60	$0.66		0.13%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

8	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2018 (continued)	iShares® GNMA Bond ETF

Portfolio Management Commentary

The Index’s decline for the reporting period reflected the challenging environment for mortgage-backed securities (“MBS”) as interest rates rose sharply. During the reporting period, the 10-year U.S. Treasury bond yield, an important benchmark for mortgage lending rates, rose from approximately 2.38% to 3.15%. Reflecting that increase, the average interest rate for a 30-year, fixed-rate conforming mortgage rose from below 4% at the beginning of the reporting period to nearly 5% by the end of the reporting period. When interest rates rise, prices on fixed-rate bonds decline. This inverse relationship contributed to the Index’s overall decline.

Higher mortgage rates also led to a sharp decrease in refinancing activity, which reached its lowest level since 2000. That shift was especially important since the Index was heavily concentrated in MBS with low-interest coupons due to the historically low interest rates in the wake of the financial crisis and the resulting new loan originations and refinancing activity. This concentration in a relatively narrow range of low-coupon MBS meant the Index was particularly susceptible to rising interest rates and a slowdown in refinancing activity.

In addition, rising mortgage rates typically extend the average life of MBS as the likelihood decreases that a homeowner will refinance an existing, higher-interest-rate loan. As the weighted average maturities of MBS lengthen, their sensitivity to interest rate changes increases, leading to greater price volatility as interest rates fluctuate. During the reporting period, the weighted average life of the mortgages in the Index increased from 6.7 years to 6.8 years, which intensified the adverse effect of higher interest rates on the Index’s performance.

Portfolio Information

ALLOCATION BY MATURITY

Maturity	Percent of Total Investment	(a)
5-10 Years	0.1%
10-15 Years	2.0
15-20 Years	0.1
20-25 Years	5.4
25-30 Years	78.5
30-35 Years	13.9

FIVE LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Government National Mortgage Association, 3.50%, 07/20/46	14.8%
Government National Mortgage Association, 4.00%, 08/15/45	6.3
Government National Mortgage Association, 3.50%, 11/01/48	4.7
Government National Mortgage Association, 3.50%, 01/20/48	4.1
Government National Mortgage Association, 4.00%, 11/01/48	4.1

(a)	Excludes money market funds.

F U N D S U M M A R Y	9

Fund Summary as of October 31, 2018	iShares® Treasury Floating Rate Bond ETF

Investment Objective

The iShares Treasury Floating Rate Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. Treasury floating rate bonds, as represented by the Bloomberg Barclays U.S. Treasury Floating Rate Bond Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	1.70%	0.64%	1.70%	3.06%
Fund Market	1.72	0.65	1.72	3.10
Index	1.82	0.72	1.82	3.44

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/3/14. The first day of secondary market trading was 2/4/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,009.50	$ 0.76		$ 1,000.00	$ 1,024.40	$ 0.77		0.15%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

10	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2018 (continued)	iShares® Treasury Floating Rate Bond ETF

Portfolio Management Commentary

As represented by the Index, U.S. Treasury floating-rate bonds posted a positive return for the reporting period. The Index is composed of short-term U.S. Treasury securities that reset their interest rates on a weekly basis. Due to this periodic reset, U.S. Treasury floating-rate notes typically increase in value in a rising interest-rate environment, as their yields reset at higher interest rates.

During the reporting period, the Fed raised its short-term interest rate target four times. The Fed’s actions led to a sharp increase in the yield of the 13-week Treasury bill, which is the benchmark used to reset the interest rates of U.S. Treasury floating-rate bonds. This increase resulted in higher yields on U.S. Treasury floating-rate bonds.

Amid increasing inflation, record low unemployment, and relatively strong U.S. economic growth, the Fed’s interest rate forecasts set expectations for higher short-term interest rates in the near term. As of the end of the reporting period, futures trading tied to Fed monetary policy reflected investors’ expectations of one more interest rate increase in 2018 and two more in 2019. The market’s anticipation of these interest rate increases helped drive demand for floating-rate bonds. The supply of U.S. Treasury floating-rate bonds also rose as the U.S. government expanded its borrowing to fund a tax cut and spending increases.

As short-term interest rates gradually increased and the supply of U.S. Treasury floating-rate securities expanded, the yield on U.S. Treasury floating-rate bonds rose from 1.25% to 2.25% during the reporting period. Trading in U.S. Treasury floating-rate notes was robust, with the U.S. Treasury reporting average daily trading volumes of $2.4 billion.

Portfolio Information

ALLOCATION BY MATURITY

Maturity	Percent of Total Investments	(a)
0-1 Year	62.8%
1-2 Years	37.2

FIVE LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
U. S. Treasury Floating Rate Note, 2.37%, 07/31/19	28.2%
U. S. Treasury Floating Rate Note, 2.36%, 07/31/20	21.6
U. S. Treasury Floating Rate Note, 2.38%, 04/30/19	17.2
U. S. Treasury Floating Rate Note, 2.45%, 01/31/19	16.7
U. S. Treasury Floating Rate Note, 2.35%, 04/30/20	10.2

(a)	Excludes money market funds.

F U N D S U M M A R Y	11

Fund Summary as of October 31, 2018	iShares® U.S. Treasury Bond ETF

Investment Objective

The iShares U.S. Treasury Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. Treasury bonds, as represented by the ICE U.S. Treasury Core Bond Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	(2.10)%	1.04%	0.83%	(2.10)%	5.32%	5.72%
Fund Market	(1.98)	1.07	0.85	(1.98)	5.44	5.84
Index(a)	(1.96)	1.14	0.93	(1.96)	5.82	6.41

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/14/12. The first day of secondary market trading was 2/16/12.

(a)

Index performance through June 30, 2016 reflects the performance of the Bloomberg Barclays U.S. Treasury Bond Index. Index performance beginning on July 1, 2016 reflects the performance of the ICE U.S. Treasury Core Bond Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 997.80	$ 0.76		$ 1,000.00	$ 1,024.40	$ 0.77		0.15%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

12	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2018 (continued)	iShares® U.S. Treasury Bond ETF

Portfolio Management Commentary

U.S. Treasury bond prices declined across all maturities as interest rates rose for the reporting period. The decline was driven by stronger economic growth and inflation, less accommodative monetary policy, rising government deficits, and tepid foreign buying.

The Fed’s interest rate increases drove short-term U.S. Treasury yields higher, while increasing inflation led to rising long-term yields. The bond market continued to anticipate more interest rates increases from the Fed, which weighed on U.S. Treasury prices as most measures of annual inflation exceeded the Fed’s target of 2.0%. Long-term U.S. Treasury prices declined the most given their comparatively high interest rate sensitivity.

In terms of fiscal policy, the lower federal income tax rates passed in late 2017 led to flat tax revenue for the federal fiscal year that ended in September 2018. Declining corporate tax revenue was offset by a modest increase in household and payroll tax revenue. Meanwhile, government spending increased by approximately 3.0%. Consequently, the budget deficit widened to a six-year high of more than $778 billion, or 3.9% of the total output of the U.S. economy. To finance the growing deficit, the U.S. Treasury approximately doubled the annual rate of bond issuance during the reporting period. The Fed also added to the supply of U.S. Treasury securities by releasing $150 billion from its balance sheet.

Amid rapidly rising supply, demand declined somewhat as foreign buyers reduced their U.S. Treasury purchases to the lowest level since 2009. However, U.S. households emerged as a new source of demand, buying more than half of the U.S. Treasury’s issuance in fiscal 2018. Ultimately U.S. Treasury prices declined and their yields rose amid increased issuance and lower foreign demand.

Portfolio Information

ALLOCATION BY MATURITY

Maturity	Percent of Total Investments	(a)
0-1 Year	5.5%
1-5 Years	50.8
5-10 Years	27.6
10-15 Years	0.4
15-20 Years	1.7
More than 20 Years	14.0

FIVE LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
U. S. Treasury Note/Bond, 2.38%, 08/15/24	4.7%
U. S. Treasury Note/Bond, 2.00%, 08/15/25	3.5
U. S. Treasury Note/Bond, 2.25%, 02/15/27	3.3
U. S. Treasury Note/Bond, 1.50%, 10/31/19	3.3
U. S. Treasury Note/Bond, 2.25%, 04/30/21	2.9

(a)	Excludes money market funds.

F U N D S U M M A R Y	13

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

14	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments	iShares® CMBS ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Collaterized Mortgage Obligations
Mortgage-Backed Securities — 61.0%
Banc of America Commercial Mortgage Trust
Series 2016-UB10, Class A4, 3.17%, 07/15/49	$800	$761,205
Series 2017-BNK3, Class A3, 3.31%, 02/15/50	1,115	1,065,286
Series 2017-BNK3, Class A4, 3.57%, 02/15/50	1,000	971,847
Series 2017-BNK3, Class ASB, 3.37%, 02/15/50	1,000	979,866
Bank
Series 2017-BNK4, Class ASB, 3.42%, 05/15/50	300	294,461
Series 2017-BNK8, Class A3, 3.23%, 11/15/50.	1,000	946,914
Barclays Commercial Mortgage Securities Trust, Series 2017-C1, Class A4, 3.67%, 02/15/50	1,000	975,666
BBCMS Mortgage Trust, Series 2017-C1, Class A2, 3.19%, 02/15/50	1,215	1,200,371
Benchmark Mortgage Trust
Series 2018-B1, Class A2, 3.57%, 01/15/51	750	747,817
Series 2018-B1, Class AM, 3.88%, 01/15/51(a)	500	488,873
Series 2018-B2, Class A4, 3.61%, 02/15/51	1,000	972,610
Series 2018-B2, Class A5, 3.88%, 02/15/51	1,750	1,730,120
Series 2018-B2, Class C, 4.20%, 02/15/51(a)	500	487,583
Series 2018-B3, Class A5, 4.03%, 04/10/51	1,000	999,219
Series 2018-B4, Class A2, 3.98%, 07/15/51	500	507,068
Series 2018-B4, Class A5, 4.12%, 07/15/51	750	753,774
Series 2018-B4, Class ASB, 4.06%, 07/15/51	464	471,246
Series 2018-B4, Class C, 4.72%, 07/15/51(a)	400	398,417
Series 2018-B5, Class A4, 4.21%, 07/15/51	1,000	1,010,921
Series 2018-B5, Class AS, 4.42%, 07/15/51(a)	1,000	1,016,576
Series 2018-B6, Class A4, 4.26%, 10/10/51	1,000	1,016,100
CCUBS Commercial Mortgage Trust, Series 2017-C1, Class A4, 3.54%, 11/15/50	1,000	958,503
CD Commercial Mortgage Trust
Series 2016-CD2, Class A2, 3.04%, 11/10/49	400	394,541
Series 2017-CD3, Class A4, 3.63%, 02/10/50	230	224,226
Series 2017-CD3, Class AS, 3.83%, 02/10/50	750	732,914
Series 2017-CD3, Class C, 4.56%, 02/10/50(a)	300	298,496
Series 2017-CD5, Class A4, 3.43%, 08/15/50 (Call 07/11/27)	750	717,864
Series 2017-CD6, Class C, 4.27%, 11/13/50(a)	500	486,497
CFCRE Commercial Mortgage Trust
Series 2016-C3, Class A3, 3.87%, 01/10/48	500	496,794
Series 2017-C8, Class A4, 3.57%, 06/15/50	1,000	965,512
Series 2017-C8, Class B, 4.20%, 06/15/50(a)	750	737,950
Citigroup Commercial Mortgage Trust
Series 2012-GC8, Class A4, 3.02%, 09/10/45	300	294,638
Series 2013-GC11, Class A3, 2.82%, 04/10/46	848	824,082
Series 2013-GC11, Class AS, 3.42%, 04/10/46	100	98,609
Series 2013-GC15, Class A4, 4.37%, 09/10/46(a)	750	773,844
Series 2014-GC19, Class A4, 4.02%, 03/10/47	500	507,694
Series 2014-GC21, Class A5, 3.86%, 05/10/47	500	502,673
Series 2014-GC23, Class A4, 3.62%, 07/10/47	750	744,982
Series 2014-GC23, Class AS, 3.86%, 07/10/47	250	249,798
Series 2014-GC23, Class C, 4.46%, 07/10/47(a)	250	245,089
Series 2014-GC25, Class AS, 4.02%, 10/10/47	750	753,268
Series 2014-GC25, Class B, 4.35%, 10/10/47(a)	100	100,844
Series 2015-GC27, Class A5, 3.14%, 02/10/48	750	722,670
Series 2015-GC27, Class AS, 3.57%, 02/10/48	250	243,523
Series 2015-GC29, Class C, 4.14%, 04/10/48(a)	250	243,368
Series 2015-GC31, Class A4, 3.76%, 06/10/48	750	746,522
Series 2015-GC33, Class A4, 3.78%, 09/10/58	500	497,472
Series 2015-GC35, Class AAB, 3.61%, 11/10/48	500	500,612

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
Series 2016-C1, Class A4, 3.21%, 05/10/49	$650	$620,051
Series 2016-C2, Class A4, 2.83%, 08/10/49	1,000	924,991
Series 2016-P3, Class A2, 2.74%, 04/15/49	750	738,291
Series 2016-P5, Class A4, 2.94%, 10/10/49	1,000	932,752
Series 2016-P6, Class A2, 3.04%, 12/10/49	250	246,447
Series 2016-P6, Class AS, 4.03%, 12/10/49(a)	1,000	994,222
Series 2017-P7, Class A4, 3.71%, 04/14/50	250	244,731
Series 2017-P8, Class AS, 3.79%, 09/15/50(a)	750	728,457
Series 2018-B2, Class A4, 4.01%, 03/10/51	600	599,688
COMM Mortgage Trust
Series 2012-CR1, Class A3, 3.39%, 05/15/45	234	233,335
Series 2012-CR3, Class A3, 2.82%, 10/15/45	147	143,294
Series 2012-CR4, Class A3, 2.85%, 10/15/45 .	1,655	1,606,934
Series 2012-CR5, Class A4, 2.77%, 12/10/45	600	583,056
Series 2012-LC4, Class AM, 4.06%, 12/10/44	150	150,972
Series 2012-LC4, Class C, 5.60%, 12/10/44(a)	200	197,662
Series 2013-CR06, Class ASB, 2.62%, 03/10/46	436	429,642
Series 2013-CR08, Class A4, 3.33%, 06/10/46	672	667,402
Series 2013-CR08, Class A5, 3.61%, 06/10/46(a)	500	499,688
Series 2013-CR09, Class A4, 4.23%, 07/10/45(a)	700	719,389
Series 2013-CR11, Class AM, 4.72%, 08/10/50(a)	250	258,621
Series 2013-CR12, Class A4, 4.05%, 10/10/46	800	813,799
Series 2013-LC6, Class AM, 3.28%, 01/10/46	100	97,944
Series 2013-LC6, Class ASB, 2.48%, 01/10/46	255	250,826
Series 2013-LC6, Class B, 3.74%, 01/10/46	430	423,833
Series 2014-CR15, Class A4, 4.07%, 02/10/47(a)	400	407,117
Series 2014-CR16, Class A4, 4.05%, 04/10/47	500	507,534
Series 2014-CR16, Class ASB, 3.65%, 04/10/47	215	216,165
Series 2014-CR17, Class A5, 3.98%, 05/10/47	450	455,571
Series 2014-CR17, Class B, 4.38%, 05/10/47	292	293,591
Series 2014-CR18, Class AM, 4.10%, 07/15/47	300	301,256
Series 2014-CR19, Class A5, 3.80%, 08/10/47	438	440,078
Series 2014-CR19, Class B, 4.70%, 08/10/47(a)	650	664,884
Series 2014-CR20, Class AM, 3.94%, 11/10/47	250	248,759
Series 2014-LC15, Class A4, 4.01%, 04/10/47	945	957,984
Series 2014-LC17, Class A5, 3.92%, 10/10/47	675	678,970
Series 2014-UBS2, Class A5, 3.96%, 03/10/47	250	252,491
Series 2014-UBS3, Class A3, 3.55%, 06/10/47 .	1,000	992,628
Series 2014-UBS3, Class A4, 3.82%, 06/10/47	750	751,758
Series 2014-UBS3, Class C, 4.78%, 06/10/47(a)	150	148,420
Series 2014-UBS4, Class A4, 3.42%, 08/10/47	250	245,918
Series 2014-UBS4, Class A5, 3.69%, 08/10/47	500	498,007
Series 2014-UBS4, Class AM, 3.97%, 08/10/47	500	496,670
Series 2014-UBS4, Class B, 4.35%, 08/10/47	250	248,439
Series 2014-UBS5, Class A4, 3.84%, 09/10/47 (Call 09/06/24)	665	666,572
Series 2014-UBS6, Class A5, 3.64%, 12/10/47	500	495,301
Series 2015-CR22, Class A5, 3.31%, 03/10/48	500	486,929
Series 2015-CR22, Class AM, 3.60%, 03/10/48(a)	200	195,333
Series 2015-CR22, Class C, 4.12%, 03/10/48(a)	300	287,412
Series 2015-CR23, Class A4, 3.50%, 05/10/48	500	490,299
Series 2015-CR24, Class B, 4.38%, 08/10/48(a)	250	250,735
Series 2015-CR24, Class D, 3.46%, 08/10/48(a)	200	168,837
Series 2015-CR25, Class A4, 3.76%, 08/10/48	750	746,017
Series 2015-CR25, Class B, 4.54%, 08/10/48(a)	300	304,253
Series 2015-CR26, Class A4, 3.63%, 10/10/48	898	883,907
Series 2015-DC1, Class A5, 3.35%, 02/10/48	750	729,594
Series 2015-DC1, Class ASB, 3.14%, 02/10/48	900	890,269
Series 2015-DC1, Class B, 4.04%, 02/10/48(a)	500	491,640
Series 2015-DC1, Class C, 4.35%, 02/10/48(a)	250	238,956

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) October 31, 2018	iShares® CMBS ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
Series 2015-LC21, Class A2, 2.98%, 07/10/48	$580	$577,477
Series 2015-LC21, Class A4, 3.71%, 07/10/48	500	495,584
Series 2015-PC1, Class A2, 3.15%, 07/10/50	155	154,710
Series 2015-PC1, Class A5, 3.90%, 07/10/50	850	852,687
Series 2016-DC2, Class A4, 3.50%, 02/10/49	603	587,988
Series 2016-DC2, Class A5, 3.77%, 02/10/49	1,000	987,361
Series 2016-DC2, Class AM, 4.24%, 02/10/49	750	751,568
Series 2016-DC2, Class ASB, 3.55%, 02/10/49	1,000	996,434
Series 2016-DC2, Class C, 4.64%, 02/10/49(a)	250	245,756
Series 2017-COR2, Class A3, 3.51%, 09/10/50	1,000	962,182
Series 2018-COR3, Class A3, 4.23%, 05/10/51	750	755,955
Series 2018-COR3, Class B, 4.51%, 05/10/51(a)	500	507,439
Commercial Mortgage Pass Through Certificates
Series 2014-CR14, Class A4, 4.24%, 02/10/47(a)	425	435,842
Series 2014-CR14, Class C, 4.56%, 02/10/47(a)	200	200,163
Series 2016-CR28, Class A4, 3.76%, 02/10/49	1,000	990,822
Series 2017-COR2, Class C, 4.56%, 09/10/50(a)	750	744,561
CSAIL Commercial Mortgage Trust
Series 2015-C1, Class A4, 3.51%, 04/15/50	500	493,047
Series 2015-C2, Class A4, 3.50%, 06/15/57	500	489,615
Series 2015-C2, Class AS, 3.85%, 06/15/57(a)	700	687,981
Series 2015-C3, Class A4, 3.72%, 08/15/48	650	643,647
Series 2015-C4, Class A3, 3.54%, 11/15/48	1,000	978,899
Series 2015-C4, Class D, 3.58%, 11/15/48(a)	250	227,039
Series 2016-C5, Class A2, 2.88%, 11/15/48	1,000	990,935
Series 2016-C5, Class C, 4.54%, 11/15/48(a)	750	743,574
Series 2016-C6, Class C, 4.75%, 01/15/49(a)	350	350,473
Series 2017-CX9, Class A5, 3.45%, 09/15/50	1,000	954,570
Series 2018-CX11, Class A5, 4.03%, 04/15/51(a)	1,000	995,390
DBJPM Mortgage Trust
Series 2016-C1, Class A4, 3.28%, 05/10/49	1,000	957,943
Series 2016-C1, Class ASB, 3.04%, 05/10/49	500	485,774
Series 2016-C1, Class B, 4.20%, 05/10/49(a)	500	495,837
Series 2016-C1, Class C, 3.35%, 05/10/49(a)	468	429,172
Series 2016-C3, Class A5, 2.89%, 08/10/49	1,000	934,998
Series 2017-C6, Class A3, 3.27%, 06/10/50	500	485,008
GS Mortgage Securities Corp. II
Series 2012-GCJ7, Class A4, 3.38%, 05/10/45	647	645,410
Series 2013-GC10, Class A5, 2.94%, 02/10/46	400	389,544
Series 2015-GC30, Class AAB, 3.12%, 05/10/50	462	454,981
GS Mortgage Securities Trust
Series 2011-GC5, Class A3, 3.82%, 08/10/44	62	62,904
Series 2012-GC6, Class AAB, 3.31%, 01/10/45	93	92,519
Series 2012-GCJ7, Class AS, 4.09%, 05/10/45	100	101,066
Series 2012-GCJ9, Class AS, 3.12%, 11/10/45	200	195,417
Series 2013-GC12, Class AS, 3.38%, 06/10/46	300	293,125
Series 2013-GC12, Class B, 3.78%, 06/10/46(a)	115	112,407
Series 2013-GC14, Class A5, 4.24%, 08/10/46	550	563,872
Series 2013-GC16, Class A4, 4.27%, 11/10/46	500	514,773
Series 2013-GC16, Class AS, 4.65%, 11/10/46	150	155,247
Series 2013-GC16, Class C, 5.30%, 11/10/46(a)	100	103,393
Series 2014-GC18, Class A4, 4.07%, 01/10/47	300	305,158
Series 2014-GC20, Class A3, 3.68%, 04/10/47	1	1,018
Series 2014-GC20, Class A5, 4.00%, 04/10/47	400	406,274
Series 2014-GC20, Class B, 4.53%, 04/10/47(a)	250	246,851
Series 2014-GC20, Class C, 4.96%, 04/10/47(a)	500	481,998
Series 2014-GC22, Class AS, 4.11%, 06/10/47	250	251,298
Series 2014-GC24, Class AAB, 3.65%, 09/10/47	600	603,128
Series 2014-GC26, Class A5, 3.63%, 11/10/47	750	743,540

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
Series 2015-GC30, Class AS, 3.78%, 05/10/50 (Call 05/06/25)(a)	$500	$491,243
Series 2015-GC32, Class A2, 3.06%, 07/10/48	750	746,804
Series 2015-GC32, Class A3, 3.50%, 07/10/48	600	589,976
Series 2015-GC34, Class A4, 3.51%, 10/10/48	1,000	977,796
Series 2015-GS1, Class D, 3.27%, 11/10/48	415	339,388
Series 2016-GS3, Class A4, 2.85%, 10/10/49	500	463,371
Series 2017-GS7, Class AAB, 3.20%, 08/10/50	1,000	967,538
Series 2017-GS7, Class B, 3.88%, 08/10/50	500	486,075
Series 2018-GS9, Class A4, 3.99%, 03/10/51(a)	1,000	994,459
JPMBB Commercial Mortgage Securities Trust
Series 2013-C12, Class AS, 4.03%, 07/15/45(a)	500	503,374
Series 2013-C12, Class D, 4.10%, 07/15/45(a)	50	46,775
Series 2013-C14, Class B, 4.57%, 08/15/46(a)	500	510,893
Series 2013-C14, Class A4, 4.13%, 08/15/46(a)	680	693,202
Series 2013-C14, Class AS, 4.41%, 08/15/46(a)	150	153,357
Series 2013-C15, Class A5, 4.13%, 11/15/45	500	509,303
Series 2013-C15, Class B, 4.93%, 11/15/45(a)	200	207,942
Series 2013-C15, Class C, 5.10%, 11/15/45(a)	110	114,638
Series 2013-C17, Class A4, 4.20%, 01/15/47	490	500,425
Series 2013-C17, Class C, 4.89%, 01/15/47(a)	100	102,301
Series 2014-C18, Class A5, 4.08%, 02/15/47 (Call 02/11/24)	1,400	1,424,987
Series 2014-C18, Class AS, 4.44%, 02/15/47 (Call 02/11/24)(a)	200	204,211
Series 2014-C18, Class ASB, 3.57%, 02/15/47	500	501,452
Series 2014-C18, Class B, 4.81%, 02/15/47 (Call 02/11/24)(a)	225	231,407
Series 2014-C19, Class A3, 3.67%, 04/15/47	1,000	1,006,759
Series 2014-C19, Class C, 4.66%, 04/15/47(a)	200	199,494
Series 2014-C21, Class A4, 3.49%, 08/15/47	844	834,361
Series 2014-C21, Class A5, 3.77%, 08/15/47	500	501,043
Series 2014-C21, Class ASB, 3.43%, 08/15/47	400	398,924
Series 2014-C22, Class A4, 3.80%, 09/15/47 (Call 07/15/24)	750	751,940
Series 2014-C22, Class C, 4.56%, 09/15/47 (Call 08/15/24)(a)	200	194,927
Series 2014-C23, Class A5, 3.93%, 09/15/47 (Call 09/15/24)	900	905,116
Series 2014-C23, Class ASB, 3.66%, 09/15/47 (Call 07/15/24)	350	351,243
Series 2014-C25, Class B, 4.35%, 11/15/47(a)	185	186,153
Series 2015-C27, Class AS, 3.63%, 02/15/48 (Call 01/15/25)	500	486,873
Series 2015-C28, Class A3, 2.91%, 10/15/48	750	716,740
Series 2015-C28, Class A4, 3.23%, 10/15/48	750	726,631
Series 2015-C28, Class ASB, 3.04%, 10/15/48	500	490,940
Series 2015-C29, Class B, 4.12%, 05/15/48 (Call 05/15/25)(a)	250	248,109
Series 2015-C31, Class A3, 3.80%, 08/15/48	1,590	1,582,740
Series 2015-C31, Class ASB, 3.54%, 08/15/48	1,500	1,495,387
Series 2015-C32, Class A2, 2.82%, 11/15/48	500	494,783
Series 2016-C1, Class A5, 3.58%, 03/15/49	750	732,163
Series 2016-C1, Class ASB, 3.32%, 03/15/49	1,000	985,128
Series 2016-C1, Class B, 4.74%, 03/15/49(a)	450	459,388
JPMCC Commercial Mortgage Securities Trust
Series 2017-JP5, Class A3, 3.34%, 03/15/50	250	246,471
Series 2017-JP5, Class A5, 3.72%, 03/15/50	800	782,785
Series 2017-JP5, Class AS, 3.88%, 03/15/50(a)	650	632,118

16	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® CMBS ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
Series 2017-JP6, Class A5, 3.49%, 07/15/50	$300	$288,376
Series 2017-JP7, Class A5, 3.45%, 09/15/50	1,000	958,733
JPMDB Commercial Mortgage Securities Trust
Series 2016-C2, Class B, 3.99%, 06/15/49 (Call 05/11/26)(a)	750	732,736
Series 2016-C4, Class A3, 3.14%, 12/15/49	1,500	1,416,023
Series 2017-C5, Class A5, 3.69%, 03/15/50	1,500	1,465,842
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2011-C5, Class A3, 4.17%, 08/15/46	374	380,077
Series 2012-C6, Class A3, 3.51%, 05/15/45	253	252,571
Series 2012-C8, Class A3, 2.83%, 10/15/45	209	203,916
Series 2012-C8, Class ASB, 2.38%, 10/15/45	226	222,127
Series 2012-LC9, Class A3, 2.48%, 12/15/47	56	55,513
Series 2012-LC9, Class A5, 2.84%, 12/15/47	1,605	1,561,648
Series 2013-C10, Class A5, 3.14%, 12/15/47	600	588,237
Series 2013-C10, Class AS, 3.37%, 12/15/47	100	98,012
Series 2013-C10, Class ASB, 2.70%, 12/15/47	84	82,219
Series 2013-C10, Class B, 3.67%, 12/15/47(a)	100	98,658
Series 2013-C10, Class C, 4.12%, 12/15/47(a)	200	197,190
Series 2013-C13, Class A4, 3.99%, 01/15/46(a)	250	253,792
Series 2013-C16, Class A3, 3.88%, 12/15/46	1,000	1,011,006
Series 2013-C16, Class ASB, 3.67%, 12/15/46	387	389,442
Series 2013-LC11, Class A5, 2.96%, 04/15/46	500	486,820
Series 2013-LC11, Class C, 3.96%, 04/15/46(a)	100	97,706
Series 2014-C20, Class A5, 3.80%, 07/15/47	500	500,308
Series 2014-C20, Class B, 4.40%, 07/15/47 (Call 06/11/24)(a)	100	100,674
Series 2015-JP1, Class A2, 3.14%, 01/15/49	600	595,729
Series 2015-JP1, Class A5, 3.91%, 01/15/49	800	798,832
Series 2016-JP2, Class A4, 2.82%, 08/15/49 (Call 07/11/26)	1,000	925,682
Series 2016-JP4, Class A4, 3.65%, 12/15/49(a)	1,090	1,064,914
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2012-C6, Class A4, 2.86%, 11/15/45	900	879,243
Series 2012-C6, Class AS, 3.48%, 11/15/45	500	493,802
Series 2013-C07, Class AAB, 2.47%, 02/15/46	129	126,107
Series 2013-C07, Class AS, 3.21%, 02/15/46 (Call 01/11/23)	621	603,608
Series 2013-C07, Class B, 3.77%, 02/15/46 (Call 01/11/23)	200	196,892
Series 2013-C08, Class B, 3.56%, 12/15/48(a)	200	196,664
Series 2013-C09, Class A4, 3.10%, 05/15/46	500	489,481
Series 2013-C09, Class AAB, 2.66%, 05/15/46	270	265,524
Series 2013-C10, Class ASB, 3.91%, 07/15/46(a)	234	236,454
Series 2013-C11, Class A3, 3.96%, 08/15/46	500	506,864
Series 2013-C13, Class A4, 4.04%, 11/15/46	600	609,688
Series 2013-C13, Class ASB, 3.56%, 11/15/46	800	802,182
Series 2013-C13, Class C, 4.90%, 11/15/46(a)	230	233,249
Series 2014-C14, Class A3, 3.67%, 02/15/47	305	306,555
Series 2014-C14, Class AS, 4.38%, 02/15/47(a)	200	203,358
Series 2014-C14, Class B, 4.63%, 02/15/47(a)	200	205,340
Series 2014-C15, Class ASB, 3.65%, 04/15/47	250	251,188
Series 2014-C16, Class A5, 3.89%, 06/15/47	500	502,659
Series 2014-C17, Class A5, 3.74%, 08/15/47 (Call 07/11/24)	750	750,923
Series 2014-C18, Class A3, 3.65%, 10/15/47	1,500	1,496,901
Series 2014-C19, Class A4, 3.53%, 12/15/47	500	493,149
Series 2015-C20, Class A4, 3.25%, 02/15/48	800	775,198
Series 2015-C20, Class AS, 3.61%, 02/15/48	500	485,749
Series 2015-C21, Class A4, 3.34%, 03/15/48	800	779,216
Series 2015-C22, Class C, 4.24%, 04/15/48(a)	250	244,400
Series 2015-C23, Class A3, 3.45%, 07/15/50	750	734,275
Series 2015-C24, Class A3, 3.48%, 05/15/48	375	368,237

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
Series 2015-C24, Class A4, 3.73%, 05/15/48	$950	$941,927
Series 2015-C25, Class A5, 3.64%, 10/15/48	1,500	1,480,810
Series 2015-C25, Class ASB, 3.38%, 10/15/48	628	622,363
Series 2016-C29, Class A4, 3.33%, 05/15/49	1,000	961,915
Series 2016-C30, Class A5, 2.86%, 09/15/49	500	463,094
Series 2016-C32, Class A4, 3.72%, 12/15/49	1,000	983,007
Series 2017-C33, Class A5, 3.60%, 05/15/50	1,000	970,250
Series 2017-C34, Class A4, 3.54%, 11/15/52	1,000	965,897
Series 2017-C34, Class AS, 3.86%, 11/15/52	500	487,656
Morgan Stanley Capital I Trust
Series 2011-C3, Class A4, 4.12%, 07/15/49	715	726,528
Series 2012-C4, Class A4, 3.24%, 03/15/45	700	694,924
Series 2015-MS1, Class A4, 3.78%, 05/15/48(a)	500	497,860
Series 2015-UBS8, Class A, 4.11%, 12/15/48	250	249,422
Series 2016-BNK2, Class A4, 3.05%, 11/15/49	1,250	1,175,412
Series 2017-H1, Class A5, 3.53%, 06/15/50	1,000	967,540
SG Commercial Mortgage Securities Trust, Series 2016-C5, Class A4, 3.06%, 10/10/48	1,000	937,846
UBS Commercial Mortgage Trust
Series 2012-C1, Class B, 4.82%, 05/10/45	150	154,098
Series 2017-C6, Class AS, 3.93%, 12/15/50(a)	500	487,193
Series 2018-C8, Class A4, 3.98%, 02/15/51	750	744,859
UBS-Barclays Commercial Mortgage Trust
Series 2012-C3, Class A4, 3.09%, 08/10/49	650	640,097
Series 2012-C4, Class A5, 2.85%, 12/10/45	250	243,394
Series 2012-C4, Class AAB, 2.46%, 12/10/45	266	262,216
Series 2013-C6, Class A4, 3.24%, 04/10/46	677	668,196
UBS-Citigroup Commercial Mortgage Trust
Series 2011-C1, Class A3, 3.60%, 01/10/45	331	332,183
Series 2011-C1, Class AAB, 3.19%, 01/10/45	152	151,942
Wells Fargo Commercial Mortgage Trust
Series 2012-LC5, Class A3, 2.92%, 10/15/45	1,250	1,223,236
Series 2012-LC5, Class AS, 3.54%, 10/15/45	200	198,179
Series 2012-LC5, Class B, 4.14%, 10/15/45	300	301,690
Series 2013-LC12, Class A4, 4.22%, 07/15/46(a)	650	665,633
Series 2013-LC12, Class AS, 4.29%, 07/15/46(a)	473	482,266
Series 2013-LC12, Class C, 4.29%, 07/15/46(a)	100	97,862
Series 2015-C27, Class B, 4.14%, 02/15/48(a)	330	324,460
Series 2015-C28, Class A4, 3.54%, 05/15/48	500	491,418
Series 2015-C28, Class AS, 3.87%, 05/15/48(a)	250	246,090
Series 2015-C30, Class A4, 3.66%, 09/15/58	817	806,446
Series 2015-C31, Class A4, 3.70%, 11/15/48	500	493,939
Series 2015-C31, Class C, 4.61%, 11/15/48 (Call 11/11/25)(a)	450	441,805
Series 2015-LC20, Class A3, 3.09%, 04/15/50	600	590,296
Series 2015-LC22, Class A4, 3.84%, 09/15/58	1,000	997,064
Series 2015-NXS2, Class A5, 3.77%, 07/15/58(a)	750	745,873
Series 2015-SG1, Class A4, 3.79%, 09/15/48	1,000	992,894
Series 2015-SG1, Class D, 4.47%, 09/15/48(a)	200	165,456
Series 2016-C34, Class A2, 2.60%, 06/15/49	500	488,949
Series 2016-C34, Class A4, 3.10%, 06/15/49	1,000	946,753
Series 2016-C34, Class AS, 3.48%, 06/15/49	850	810,848
Series 2016-C36, Class AS, 3.42%, 11/15/59 (Call 10/11/26)	500	475,747
Series 2016-NXS6, Class B, 3.81%, 11/15/49	500	484,293
Series 2017-C38, Class A2, 3.04%, 07/15/50	500	491,777
Series 2017-C38, Class A4, 3.19%, 07/15/50	1,000	945,194
Series 2017-C38, Class A5, 3.45%, 07/15/50	1,000	958,132
Series 2017-C42, Class A3, 3.33%, 12/15/50	1,000	950,672
Series 2017-C42, Class A4, 3.59%, 12/15/50	1,250	1,203,021

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) October 31, 2018	iShares® CMBS ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
Series 2017-C42, Class B, 4.00%, 12/15/50(a)	$500	$486,709
Series 2017-RC1, Class A2, 3.12%, 01/15/60	875	863,189
Series 2018-C44, Class A5, 4.21%, 05/15/51	1,000	1,008,279
WFRBS Commercial Mortgage Trust
Series 2012-C06, Class AS, 3.84%, 04/15/45	145	144,496
Series 2012-C07, Class A2, 3.43%, 06/15/45	500	497,368
Series 2012-C08, Class A3, 3.00%, 08/15/45	360	353,094
Series 2012-C08, Class ASB, 2.56%, 08/15/45	299	295,259
Series 2012-C09, Class A3, 2.87%, 11/15/45	199	193,954
Series 2012-C09, Class C, 4.54%, 11/15/45(a)	150	149,100
Series 2012-C10, Class A3, 2.88%, 12/15/45	200	194,837
Series 2012-C10, Class AS, 3.24%, 12/15/45	250	244,537
Series 2013-C13, Class C, 3.91%, 05/15/45(a)	110	105,581
Series 2013-C14, Class B, 3.84%, 06/15/46(a)	500	493,166
Series 2013-C15, Class A4, 4.15%, 08/15/46(a)	750	766,094
Series 2013-C17, Class A3, 3.75%, 12/15/46	1,000	1,006,732
Series 2013-C18, Class A3, 3.65%, 12/15/46	500	502,406
Series 2013-C18, Class A4, 3.90%, 12/15/46	600	606,094
Series 2013-UBS1, Class A4, 4.08%, 03/15/46(a)	800	814,074
Series 2014-C19, Class A4, 3.83%, 03/15/47	300	301,848
Series 2014-C19, Class B, 4.72%, 03/15/47 (Call 03/01/24)(a)	300	304,364
Series 2014-C20, Class A5, 4.00%, 05/15/47	200	202,563
Series 2014-C20, Class ASB, 3.64%, 05/15/47	375	376,700
Series 2014-C22, Class A3, 3.53%, 09/15/57	150	150,152
Series 2014-C22, Class A5, 3.75%, 09/15/57	400	399,306
Series 2014-C22, Class AS, 4.07%, 09/15/57(a)	480	483,270
Series 2014-C24, Class A5, 3.61%, 11/15/47	100	98,996
Series 2014-C24, Class C, 4.29%, 11/15/47(a)	100	95,172
Series 2014-LC14, Class ASB, 3.52%, 03/15/47	150	150,253

		189,764,637

Total Collaterized Mortgage Obligations — 61.0%
(Cost: $196,207,879)		189,764,637

U.S. Government Agency Obligations
Mortgage-Backed Securities — 38.5%
Federal National Mortgage Association
Series 2010-M4, Class A3, 3.82%, 06/25/20	96	96,398
Series 2011-M1, Class A3, 3.76%, 06/25/21	595	600,691
Series 2011-M4, Class A2, 3.73%, 06/25/21	933	941,454
Series 2011-M5, Class A2, 2.94%, 07/25/21	335	332,104
Series 2012-M02, Class A2, 2.72%, 02/25/22	797	782,954
Series 2012-M08, Class A2, 2.35%, 05/25/22	400	387,293
Series 2012-M09, Class A2, 2.48%, 04/25/22	837	816,072
Series 2012-M17, Class A2, 2.18%, 11/25/22	400	383,555
Series 2013-M04, Class ATS2, 2.61%, 03/25/22(a)	131	128,468
Series 2013-M06, Class 1AC, 3.71%, 02/25/43(a)	300	287,790
Series 2013-M06, Class A2, 3.42%, 02/25/43(a)	300	287,428
Series 2013-M07, Class A2, 2.28%, 12/27/22	872	839,178
Series 2013-M12, Class APT, 2.40%, 03/25/23(a)	648	625,995
Series 2013-M14, Class A2, 3.33%, 10/25/23(a)	1,467	1,463,423
Series 2013-M14, Class APT, 2.52%, 04/25/23(a)	328	318,762
Series 2014-M03, Class A2, 3.46%, 01/25/24(a)	250	250,124
Series 2014-M04, Class A2, 3.35%, 03/25/24(a)	700	695,690
Series 2014-M06, Class A2, 2.68%, 05/25/21(a)	877	864,495
Series 2014-M09, Class A2, 3.10%, 07/25/24(a)	500	490,611
Series 2014-M11, Class 1A, 3.12%, 08/25/24(a)	959	946,155
Series 2014-M11, Class 2A, 3.30%, 08/25/26(a)	700	688,343

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
Series 2014-M13, Class A2, 3.02%, 08/25/24(a)	$200	$195,338
Series 2015-M01, Class A2, 2.53%, 09/25/24	750	711,698
Series 2015-M02, Class A, 2.62%, 12/25/24	453	433,921
Series 2015-M03, Class A1, 2.30%, 10/25/24	110	106,946
Series 2015-M04, Class AV2, 2.51%, 07/25/22(a)	985	961,392
Series 2015-M08, Class A2, 2.90%, 01/25/25(a)	1,250	1,207,793
Series 2015-M11, Class A1, 2.10%, 04/25/25	39	38,037
Series 2015-M11, Class A2, 2.84%, 04/25/25(a)	800	770,705
Series 2015-M13, Class A2, 2.71%, 06/25/25(a)	1,000	952,420
Series 2016-M01, Class A1, 2.43%, 01/25/26	170	165,678
Series 2016-M03, Class ASQ2, 2.26%, 02/25/23	363	350,210
Series 2016-M09, Class A2, 2.29%, 06/25/26	2,000	1,815,360
Series 2016-M10, Class A1, 2.10%, 07/25/28	955	895,757
Series 2017-M2, Class A2, 2.78%, 02/25/27(a)	1,000	935,988
Series 2017-M3, Class A2, 2.49%, 12/25/26(a)	850	777,323
Series 2017-M7, Class A2, 2.96%, 02/25/27(a)	1,000	943,072
Series 2017-M8, Class A2, 3.06%, 05/25/27(a)	1,100	1,043,021
Series 2018-M01, Class A2, 2.99%, 12/25/27(a)	1,000	940,096
Series 2018-M10, Class A2, 3.39%, 07/25/28(a)	750	725,883
Series 2018-M13, Class A2, 3.82%, 09/25/30(a)	100	97,925
FHLMC Multifamily Structured Pass Through Certificates
Series K008, Class A2, 3.53%, 06/25/20	510	511,608
Series K009, Class A2, 3.81%, 08/25/20	1,520	1,529,730
Series K010, Class A2, 4.33%, 10/25/20(a)	3,000	3,045,011
Series K013, Class A2, 3.97%, 01/25/21 (Call 01/11/21)(a)	500	506,082
Series K015, Class A2, 3.23%, 07/25/21	1,000	997,590
Series K017, Class A2, 2.87%, 12/25/21	1,525	1,506,879
Series K018, Class A2, 2.79%, 01/25/22	405	398,871
Series K019, Class A2, 2.27%, 03/25/22	1,000	968,505
Series K020, Class A2, 2.37%, 05/25/22	600	581,762
Series K022, Class A2, 2.36%, 07/25/22	700	676,904
Series K023, Class A2, 2.31%, 08/25/22	2,000	1,928,847
Series K025, Class A2, 2.68%, 10/25/22	1,175	1,147,103
Series K026, Class A2, 2.51%, 11/25/22	1,000	969,672
Series K028, Class A2, 3.11%, 02/25/23	2,210	2,189,992
Series K029, Class A2, 3.32%, 02/25/23(a)	1,000	998,641
Series K030, Class A1, 2.78%, 09/25/22	459	454,555
Series K030, Class A2, 3.25%, 04/25/23(a)	1,000	996,168
Series K032, Class A1, 3.02%, 02/25/23	420	417,739
Series K032, Class A2, 3.31%, 05/25/23(a)	180	179,564
Series K033, Class A1, 2.87%, 02/25/23	641	634,006
Series K033, Class A2, 3.06%, 07/25/23(a)	1,000	986,893
Series K034, Class A2, 3.53%, 07/25/23(a)	1,000	1,006,475
Series K035, Class A2, 3.46%, 08/25/23(a)	500	500,532
Series K036, Class A2, 3.53%, 10/25/23(a)	1,650	1,656,122
Series K037, Class A2, 3.49%, 01/25/24	2,150	2,157,338
Series K038, Class A1, 2.60%, 10/25/23	655	643,530
Series K040, Class A2, 3.24%, 09/25/24	1,250	1,235,733
Series K043, Class A2, 3.06%, 12/25/24	1,000	976,571
Series K044, Class A2, 2.81%, 01/25/25	1,250	1,203,881
Series K046, Class A2, 3.21%, 03/25/25	1,000	983,725
Series K048, Class A2, 3.28%, 06/25/25(a)	1,000	986,504
Series K049, Class A2, 3.01%, 07/25/25	2,000	1,940,851
Series K050, Class A2, 3.33%, 08/25/25(a)	1,050	1,036,994
Series K051, Class A2, 3.31%, 09/25/25	1,000	986,491
Series K052, Class A1, 2.60%, 01/25/25	406	397,660
Series K052, Class A2, 3.15%, 11/25/25	800	780,680
Series K054, Class A2, 2.75%, 01/25/26	1,700	1,613,217
Series K055, Class A2, 2.67%, 03/25/26	1,250	1,176,419
Series K056, Class A2, 2.53%, 05/25/26	1,000	930,364

18	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® CMBS ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
Series K058, Class A1, 2.34%, 07/25/26	$1,429	$1,360,960
Series K058, Class A2, 2.65%, 08/25/26	1,507	1,406,905
Series K059, Class A2, 3.12%, 09/25/26(a)	2,200	2,117,823
Series K060, Class A2, 3.30%, 10/25/26	1,342	1,307,535
Series K061, Class A2, 3.35%, 11/25/26(a)	1,300	1,270,763
Series K062, Class A2, 3.41%, 12/25/26	1,000	980,254
Series K063, Class A2, 3.43%, 01/25/27(a)	1,600	1,570,599
Series K064, Class A1, 2.89%, 10/25/26	1,210	1,176,575
Series K064, Class A2, 3.22%, 03/25/27	1,325	1,283,477
Series K065, Class A1, 2.86%, 10/25/26	1,169	1,138,262
Series K065, Class A2, 3.24%, 04/25/27	1,400	1,349,888
Series K066, Class A2, 3.12%, 06/25/27	1,400	1,337,094
Series K067, Class A1, 2.90%, 03/25/27	975	948,365
Series K068, Class A2, 3.24%, 08/25/27	2,000	1,923,927
Series K069, Class A2, 3.19%, 09/25/27(a)	179	171,600
Series K070, Class A2, 3.30%, 11/25/27(a)	1,500	1,447,474
Series K071, Class A2, 3.29%, 11/25/27	1,000	963,053
Series K072, Class A2, 3.44%, 12/25/27	1,450	1,412,902
Series K073, Class A2, 3.35%, 01/25/28	500	482,910
Series K074, Class A1, 3.60%, 09/25/27	993	995,876
Series K074, Class A2, 3.60%, 01/25/28	1,000	984,752
Series K075, Class A2, 3.65%, 02/25/28(a)	1,000	988,424
Series K076, Class A2, 3.90%, 06/25/51	2,000	2,015,464
Series K077, Class A2, 3.85%, 05/25/28(a)	450	451,327
Series K078, Class A2, 3.85%, 06/25/28	1,000	1,003,228
Series K079, Class A2, 3.93%, 06/25/28	2,000	2,017,706
Series K080, Class A2, 3.93%, 07/25/28(a)	2,000	2,017,600
Series K152, Class A2, 3.08%, 01/25/31	250	231,182
Series K153, Class A3, 3.12%, 10/25/31(a)	500	460,759
Series K154, Class A2, 3.42%, 04/25/32	500	481,532
Series K154, Class A3, 3.46%, 11/25/32	345	326,448
Series K504, Class A2, 2.57%, 09/25/20(a)	1,195	1,188,142
Series K714, Class A2, 3.03%, 10/25/20(a)	1,296	1,290,907
Series K715, Class A2, 2.86%, 01/25/21	1,500	1,486,565

Security	Par/ Shares (000)	Value

Mortgage-Backed Securities (continued)
Series K717, Class A2, 2.99%, 09/25/21	$750	$743,206
Series K720, Class A1, 2.32%, 11/25/21	629	619,103
Series K720, Class A2, 2.72%, 06/25/22	800	784,063
Series K721, Class A1, 2.61%, 01/25/22	368	364,021
Series K721, Class A2, 3.09%, 08/25/22(a)	1,000	991,059
Series K724, Class A2, 3.06%, 11/25/23(a)	1,400	1,379,583
Series K725, Class A2, 3.00%, 01/25/24	1,000	980,326
Series K728, Class A2, 3.06%, 08/25/24(a)	1,000	978,715
Series K729, Class A1, 2.95%, 02/25/24	980	968,457
Series K729, Class A2, 3.14%, 10/25/24.	1,000	982,338
Series K730, Class A2, 3.59%, 01/25/25.	1,000	1,004,526
Series K731, Class A2, 3.60%, 02/25/25(a)	1,000	1,004,533
Series KS03, Class A4, 3.16%, 05/25/25(a)	1,000	982,624

		119,507,587

Total U.S. Government Agency Obligations — 38.5%
(Cost: $124,030,803)		119,507,587

Short-Term Investments
Money Market Funds — 0.4%
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.11%(b)(c)	1,319	1,318,793

Total Short-Term Investments — 0.4%
(Cost: $1,318,793)		1,318,793

Total Investments in Securities — 99.9%
(Cost: $321,557,475)		310,591,017
Other Assets, Less Liabilities — 0.1%		398,896

Net Assets — 100.0%		$310,989,913

(a)	Variable or floating rate security. Rate shown is the rate in effect as of period-end.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 10/31/17 (000)	Net Activity (000)	Shares Held at 10/31/18 (000)	Value at 10/31/18	Income	Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Cash Funds: Treasury, SL Agency Shares	1,482	(163)	1,319	$1,318,793	$22,712	$—		$—

(a)	Includes realized capital gain distributions from an affiliated fund, if any.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued)	iShares® CMBS ETF
October 31, 2018

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Collaterized Mortgage Obligations	$—	$189,764,637	$—	$189,764,637
U.S. Government Agency Obligations	—	119,507,587	—	119,507,587
Money Market Funds	1,318,793	—	—	1,318,793

	$1,318,793	$309,272,224	$—	$310,591,017

See notes to financial statements.

20	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments	iShares® GNMA Bond ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Government Agency Obligations
Mortgage-Backed Securities — 99.4%
Government National Mortgage Association
2.50%, 01/15/28	$9	$9,171
2.50%, 02/20/28	20	18,913
2.50%, 01/20/31	302	292,108
2.50%, 04/20/43	34	32,178
2.50%, 01/20/47	433	400,831
2.50%, 11/01/48(a)	292	270,557
3.00%, 07/15/27	15	14,730
3.00%, 09/15/27	18	17,816
3.00%, 01/20/31	421	416,950
3.00%, 07/20/31	655	648,121
3.00%, 02/20/32	552	546,305
3.00%, 09/15/42	9	8,268
3.00%, 10/15/42	79	75,621
3.00%, 07/15/43	148	142,515
3.00%, 09/20/43	1,949	1,876,898
3.00%, 08/20/44	1,106	1,063,704
3.00%, 05/20/45	1,151	1,105,762
3.00%, 10/20/45	478	458,832
3.00%, 02/20/46	1,645	1,579,680
3.00%, 04/20/46	224	214,813
3.00%, 05/20/46	1,398	1,340,440
3.00%, 06/20/46	1,611	1,544,362
3.00%, 07/20/46	2,488	2,385,346
3.00%, 08/20/46	1,578	1,512,990
3.00%, 09/20/46	2,032	1,947,682
3.00%, 12/15/46	473	454,398
3.00%, 12/20/46	1,744	1,671,889
3.00%, 02/15/47	331	317,192
3.00%, 02/20/47	1,090	1,044,506
3.00%, 07/20/47	1,068	1,021,661
3.00%, 11/20/47	1,045	1,000,039
3.00%, 12/20/47	1,389	1,328,417
3.00%, 11/01/48(a)	2,664	2,547,584
3.50%, 02/15/26	10	9,575
3.50%, 11/15/26	7	6,743
3.50%, 02/20/27	18	18,401
3.50%, 01/20/31	116	117,000
3.50%, 09/15/41	13	12,433
3.50%, 09/15/42	42	41,468
3.50%, 10/15/42	14	13,962
3.50%, 11/15/42	85	84,267
3.50%, 03/15/43	830	821,467
3.50%, 05/15/43	70	69,220
3.50%, 06/15/43	188	185,936
3.50%, 04/20/45	1,162	1,145,638
3.50%, 11/20/45	43	42,456
3.50%, 12/20/45	292	287,770
3.50%, 03/20/46	1,602	1,577,813
3.50%, 04/20/46	252	247,928
3.50%, 06/20/46	2,556	2,517,349
3.50%, 07/20/46(b)	15,264	15,034,390
3.50%, 10/20/46	557	548,622
3.50%, 12/20/46	559	551,010
3.50%, 01/20/47	184	181,384
3.50%, 02/20/47	577	568,294
3.50%, 03/20/47	2,055	2,020,479
3.50%, 04/20/47	292	287,253

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
3.50%, 08/20/47	$504	$495,635
3.50%, 10/20/47	547	539,800
3.50%, 12/15/47	710	699,490
3.50%, 12/20/47	833	820,809
3.50%, 01/08/48(a)	678	665,811
3.50%, 01/20/48	4,274	4,201,374
3.50%, 04/20/48	244	239,451
3.50%, 11/01/48(a)	4,862	4,775,206
4.00%, 03/20/26	6	6,622
4.00%, 07/20/26	5	5,211
4.00%, 02/15/41	20	20,090
4.00%, 03/15/41	21	21,479
4.00%, 04/15/41	69	70,479
4.00%, 05/15/41	15	15,061
4.00%, 12/15/41	22	22,461
4.00%, 01/15/42	13	13,278
4.00%, 02/15/42	48	48,101
4.00%, 03/15/42	92	93,048
4.00%, 05/15/42	19	19,260
4.00%, 08/15/42	25	24,860
4.00%, 09/20/42	445	451,806
4.00%, 04/15/44	134	135,957
4.00%, 05/15/44	104	104,853
4.00%, 08/20/44	81	82,121
4.00%, 10/20/44	873	884,508
4.00%, 08/15/45	6,388	6,462,173
4.00%, 09/20/45	2,442	2,471,350
4.00%, 10/20/45	21	21,604
4.00%, 01/20/46	35	35,631
4.00%, 03/20/46	411	415,934
4.00%, 07/20/46	42	42,502
4.00%, 09/20/46	1,216	1,229,254
4.00%, 11/20/46	503	508,094
4.00%, 12/15/46	76	77,314
4.00%, 08/20/47	36	36,264
4.00%, 11/20/47	587	591,301
4.00%, 03/20/48	1,689	1,701,262
4.00%, 04/20/48	278	279,314
4.00%, 05/20/48	1,270	1,278,932
4.00%, 11/01/48(a)	4,124	4,150,419
4.50%, 04/15/24	9	8,816
4.50%, 07/20/24	6	5,737
4.50%, 08/15/39	268	277,825
4.50%, 07/15/40	72	74,710
4.50%, 08/15/40	118	122,336
4.50%, 11/20/45	674	697,514
4.50%, 08/20/46	1,191	1,231,966
4.50%, 09/20/46	186	191,778
4.50%, 10/20/46	201	207,452
4.50%, 11/20/46	221	228,533
4.50%, 04/20/47	29	29,890
4.50%, 06/20/47	35	36,074
4.50%, 02/20/48	2,490	2,559,259
4.50%, 07/20/48	1,269	1,303,268
4.50%, 08/20/48	811	832,579
4.50%, 11/01/48(a)	1,923	1,972,416
5.00%, 07/15/39	53	55,601
5.00%, 07/20/42	297	313,415
5.00%, 07/20/46	133	141,393
5.00%, 01/08/48(a)	143	148,602

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) October 31, 2018	iShares® GNMA Bond ETF (Percentages shown are based on Net Assets)

Security	Par/ Shares (000)	Value

Mortgage-Backed Securities (continued)
5.00%, 06/20/48	$2,229	$2,323,998
5.00%, 08/20/48	155	162,053
5.00%, 11/01/48(a)	394	409,603
5.50%, 10/15/38	38	41,209
5.50%, 07/20/40	457	490,118
5.50%, 01/08/48(a)	280	297,325
6.00%, 09/20/38	45	49,493
6.00%, 01/08/48(a)	200	213,962

		101,886,181

Total U.S. Government Agency Obligations — 99.4%
(Cost: $104,173,724)		101,886,181

Short-Term Investments
Money Market Funds — 16.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.11%(c)(d)	16,495	16,495,208

Total Short-Term Investments — 16.1%
(Cost: $16,495,208)		16,495,208

Total Investments in Securities — 115.5%
(Cost: $120,668,932)		118,381,389
Other Assets, Less Liabilities — (15.5)%		(15,898,257)

Net Assets — 100.0%		$102,483,132

(a)	TBA transaction.
(b)	All or a portion of security has been pledged as collateral in connection with outstanding TBA agreements.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 10/31/17 (000)	Net Activity (000)	Shares Held at 10/31/18 (000)	Value at 10/31/18	Income	Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Cash Funds: Treasury, SL Agency Shares	78,122	(61,627)	16,495	$16,495,208	$612,457	$—		$—

(a)	Includes realized capital gain distributions from an affiliated fund, if any.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
U.S. Government Agency Obligations	$—	$101,886,181	$—	$101,886,181
Money Market Funds	16,495,208	—	—	16,495,208

	$16,495,208	$101,886,181	$—	$118,381,389

See notes to financial statements.

22	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments	iShares® Treasury Floating Rate Bond ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Government Obligations
U.S. Government Obligations — 97.0%
U.S. Treasury Floating Rate Note 2.31%, 01/31/20,
(3 mo. Treasury money market yield + 0.012%)(a)	$15,924	$15,923,914
2.35%, 04/30/20,
(3 mo. Treasury money market yield + 0.033%)(a)	30,496	30,502,084
2.36%, 10/31/19,
(3 mo. Treasury money market yield + 0.048%)(a)	2,032	2,032,891
2.36%, 07/31/20,
(3 mo. Treasury money market yield + 0.043%)(a)	64,170	64,191,559
2.37%, 07/31/19,
(3 mo. Treasury money market yield + 0.060%)(a)	83,906	83,970,595
2.38%, 04/30/19,
(3 mo. Treasury money market yield + 0.070%)(a)	51,198	51,229,251
2.45%, 01/31/19,
(3 mo. Treasury money market yield + 0.140%)(a)	49,813	49,837,816

		297,688,110

Total U.S. Government Obligations — 97.0%
(Cost: $297,662,134)		297,688,110

Security	Shares (000)	Value

Short-Term Investments
Money Market Funds — 2.7%
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.11%(b)(c)	8,414	$8,414,371

Total Short-Term Investments — 2.7%
(Cost: $8,414,371)		8,414,371

Total Investments in Securities — 99.7%
(Cost: $306,076,505)		306,102,481
Other Assets, Less Liabilities — 0.3%		810,332

Net Assets — 100.0%		$306,912,813

(a)	Variable or floating rate security. Rate shown is the rate in effect as of period-end.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 10/31/17 (000)	Net Activity (000)	Shares Held at 10/31/18 (000)	Value at 10/31/18	Income	Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Cash Funds: Treasury, SL Agency Shares	5	8,409	8,414	$8,414,371	$17,650	$—		$—

(a)	Includes realized capital gain distributions from an affiliated fund, if any.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
U.S. Government Obligations	$—	$297,688,110	$—	$297,688,110
Money Market Funds	8,414,371	—	—	8,414,371

	$8,414,371	$297,688,110	$—	$306,102,481

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments October 31, 2018	iShares® U.S. Treasury Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Government Obligations
U.S. Government Obligations — 98.5%
U.S. Treasury Note/Bond
1.13%, 08/31/21	$121,760	$115,814,688
1.25%, 03/31/21	71,265	68,542,455
1.38%, 02/29/20	17,068	16,749,308
1.38%, 05/31/20	36,293	35,467,901
1.38%, 10/31/20	9,519	9,241,239
1.38%, 04/30/21	8,675	8,355,787
1.38%, 06/30/23	65,556	60,979,884
1.38%, 08/31/23	11,256	10,442,578
1.50%, 10/31/19	223,480	220,782,527
1.50%, 11/30/19	94,091	92,848,705
1.50%, 05/31/20	120,841	118,339,214
1.50%, 06/15/20	73,068	71,512,451
1.50%, 08/15/26	12,112	10,771,046
1.63%, 06/30/19	1,601	1,590,869
1.63%, 07/31/19	101,554	100,804,246
1.63%, 08/31/19	1,379	1,367,203
1.63%, 11/30/20	100,736	98,170,380
1.63%, 04/30/23	30,921	29,161,160
1.63%, 05/31/23	39,624	37,330,142
1.63%, 02/15/26	37,654	34,063,632
1.63%, 05/15/26	103,490	93,286,533
1.75%, 09/30/19	37,909	37,586,082
1.75%, 11/30/21	82,752	79,862,145
1.75%, 02/28/22	140,694	135,374,008
1.75%, 06/30/22	54,323	52,048,224
1.75%, 09/30/22	14,735	14,072,116
1.75%, 01/31/23	50,288	47,824,674
1.75%, 05/15/23	3,059	2,899,836
1.88%, 01/31/22	81,367	78,671,718
1.88%, 02/28/22	28,830	27,850,230
1.88%, 03/31/22	25,484	24,592,060
1.88%, 04/30/22	100,691	97,080,283
1.88%, 07/31/22	37,423	35,978,706
1.88%, 08/31/22	158,049	151,788,393
1.88%, 09/30/22	96,264	92,387,118
2.00%, 07/31/20	22,823	22,485,906
2.00%, 11/30/20	162,235	159,332,908
2.00%, 02/28/21	44,673	43,765,874
2.00%, 08/31/21	50,657	49,384,639
2.00%, 12/31/21	28,830	28,010,147
2.00%, 10/31/22	20,239	19,500,593
2.00%, 04/30/24	10,417	9,881,501
2.00%, 02/15/25	171,542	161,142,266
2.00%, 08/15/25	251,648	235,005,717
2.00%, 11/15/26	86,984	80,093,236
2.13%, 08/31/20	40,507	39,962,687
2.13%, 01/31/21	67,825	66,683,004
2.13%, 06/30/21	121,677	119,214,843
2.13%, 08/15/21	106,671	104,375,073
2.13%, 09/30/21	100,920	98,637,473
2.13%, 12/31/21	48,667	47,469,238
2.13%, 06/30/22	40,484	39,310,596
2.13%, 12/31/22	50,490	48,801,257
2.13%, 11/30/23	10,417	9,990,554
2.13%, 02/29/24	53,272	50,966,321
2.13%, 09/30/24	11,164	10,612,342
2.13%, 05/15/25	101,523	95,844,435

Security	Par (000)	Value

U.S. Government Obligations (continued)
2.25%, 03/31/21	$22,360	$22,019,359
2.25%, 04/30/21	192,807	189,771,993
2.25%, 01/31/24	54,872	52,865,743
2.25%, 10/31/24	39,400	37,691,641
2.25%, 11/15/24	179,943	172,035,732
2.25%, 11/15/25	80,952	76,676,817
2.25%, 02/15/27	236,804	221,707,745
2.25%, 08/15/27	15,830	14,749,726
2.25%, 11/15/27	90,624	84,269,700
2.38%, 12/31/20	51,047	50,492,661
2.38%, 08/15/24	324,490	313,069,667
2.38%, 05/15/27	46,153	43,562,302
2.50%, 03/31/23	24,800	24,310,781
2.50%, 08/15/23	20,053	19,617,376
2.50%, 02/15/45	109,977	92,694,202
2.50%, 02/15/46	33,627	28,204,982
2.50%, 05/15/46	104,661	87,702,647
2.63%, 08/15/20	3,718	3,701,589
2.63%, 11/15/20	168,204	167,317,484
2.75%, 08/15/42	36,437	32,589,497
2.75%, 11/15/42	42,199	37,697,581
2.75%, 08/15/47	65,448	57,578,460
2.88%, 05/15/28	20,950	20,470,246
2.88%, 05/15/43	7,060	6,440,962
2.88%, 08/15/45	108,863	98,729,385
2.88%, 11/15/46	183,095	165,593,692
3.00%, 11/15/44	13,650	12,708,363
3.00%, 05/15/47	9,265	8,581,344
3.00%, 02/15/48	5,637	5,212,684
3.13%, 05/15/21	5,588	5,617,031
3.13%, 11/15/41	92,732	88,968,481
3.13%, 02/15/42	3,231	3,097,186
3.13%, 02/15/43	8,764	8,363,172
3.13%, 08/15/44	34,023	32,404,154
3.38%, 11/15/19	31,513	31,713,649
3.38%, 05/15/44	12,667	12,612,569
3.50%, 05/15/20	170,305	171,988,597
3.63%, 08/15/19	925	931,721
3.63%, 02/15/21	31,085	31,571,511
3.75%, 11/15/43	103,751	109,862,159
3.88%, 08/15/40	6,448	6,961,069
4.25%, 05/15/39	10,370	11,789,799
4.25%, 11/15/40	17,478	19,886,004
4.38%, 02/15/38	20,042	23,143,697
4.38%, 05/15/41	3,498	4,050,269
4.50%, 02/15/36	25,937	30,201,408
4.50%, 05/15/38	31,899	37,436,819
4.75%, 02/15/37	5,589	6,729,069
5.00%, 05/15/37	6,340	7,862,591
5.25%, 02/15/29	16,808	19,849,198
5.50%, 08/15/28	5,976	7,143,421
6.25%, 05/15/30	3,321	4,299,398
6.75%, 08/15/26	2,188	2,740,937
7.13%, 02/15/23	131,454	153,287,804
8.13%, 05/15/21	3,849	4,334,485
U.S. Treasury STRIPS Coupon, 0.00%, 08/15/36(a)	14,260	7,829,931

		6,646,848,641

Total U.S. Government Obligations — 98.5%
(Cost: $6,902,688,923)		6,646,848,641

24	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® U.S. Treasury Bond ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares (000)	Value

Short-Term Investments
Money Market Funds — 0.9%
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.11%(b)(c)	59,420	$59,420,347

Total Short-Term Investments — 0.9%
(Cost: $59,420,347)		59,420,347

Total Investments in Securities — 99.4%
(Cost: $6,962,109,270)		6,706,268,988
Other Assets, Less Liabilities — 0.6%		40,926,544

Net Assets — 100.0%		$6,747,195,532

(a)	Zero-coupon bond.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 10/31/17 (000)	Net Activity (000)	Shares Held at 10/31/18 (000)	Value at 10/31/18	Income	Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Cash Funds: Treasury, SL Agency Shares	5,863	53,557	59,420	$59,420,347	$506,124	$—		$—

(a)	Includes realized capital gain distributions from an affiliated fund, if any.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
U.S. Government Obligations	$—	$6,646,848,641	$—	$6,646,848,641
Money Market Funds	59,420,347	—	—	59,420,347

	$59,420,347	$6,646,848,641	$—	$6,706,268,988

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	25

Statements of Assets and Liabilities

October 31, 2018

	iShares CMBS ETF	iShares GNMA Bond ETF	iShares Treasury Floating Rate Bond ETF	iShares U.S. Treasury Bond ETF

ASSETS
Investments in securities, at value:
Unaffiliated(a)	$309,272,224	$101,886,181	$297,688,110	$6,646,848,641
Affiliated(b)	1,318,793	16,495,208	8,414,371	59,420,347
Cash	1,257	—	518,179	—
Receivables:
Investments sold	2,606,059	754,616	—	31,898,913
Capital shares sold	—	—	301,919	2,289,326
Securities related to in-kind transactions	—	—	—	310,437
Dividends	1,830	34,950	2,342	91,718
Interest	897,332	290,292	21,750	45,633,365

Total assets	314,097,495	119,461,247	306,946,671	6,786,492,747

LIABILITIES
Payables:
Investments purchased	3,041,430	16,966,398	—	38,462,732
Investment advisory fees	66,152	11,717	33,858	834,483

Total liabilities	3,107,582	16,978,115	33,858	39,297,215

NET ASSETS	$310,989,913	$102,483,132	$306,912,813	$6,747,195,532

NET ASSETS CONSIST OF:
Paid-in capital	$322,430,515	$109,763,668	$306,477,985	$7,029,551,690
Accumulated earnings (loss)	(11,440,602)	(7,280,536)	434,828	(282,356,158)

NET ASSETS	$310,989,913	$102,483,132	$306,912,813	$6,747,195,532

Shares outstanding	6,300,000	2,150,000	6,100,000	279,100,000

Net asset value	$49.36	$47.67	$50.31	$24.17

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Investments, at cost — Unaffiliated	$320,238,682	$104,173,724	$297,662,134	$6,902,688,923
(b) Investments, at cost — Affiliated	$1,318,793	$16,495,208	$8,414,371	$59,420,347

See notes to financial statements.

26	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended October 31, 2018

	iShares CMBS ETF	iShares GNMA Bond ETF	iShares Treasury Floating Rate Bond ETF	iShares U.S. Treasury Bond ETF

INVESTMENT INCOME
Dividends — Affiliated	$22,712	$612,457	$17,650	$505,877
Interest — Unaffiliated	7,971,520	2,164,493	2,339,472	121,593,942
Securities lending income — Affiliated — net	—	—	—	247

Total investment income	7,994,232	2,776,950	2,357,122	122,100,066

EXPENSES
Investment advisory fees	672,122	171,995	178,778	8,719,187
Proxy fees	26	19	3	428

Total expenses	672,148	172,014	178,781	8,719,615

Less:
Investment advisory fees waived	—	(39,590)	—	—

Total expenses after fees waived	672,148	132,424	178,781	8,719,615

Net investment income	7,322,084	2,644,526	2,178,341	113,380,451

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(562,463)	(3,339,707)	6,807	(23,819,592)
In-kind redemptions — Unaffiliated	—	—	22,535	1,938,705

Net realized gain (loss)	(562,463)	(3,339,707)	29,342	(21,880,887)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(11,458,406)	(1,878,277)	11,818	(212,677,869)

Net change in unrealized appreciation (depreciation)	(11,458,406)	(1,878,277)	11,818	(212,677,869)

Net realized and unrealized gain (loss)	(12,020,869)	(5,217,984)	41,160	(234,558,756)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(4,698,785)	$(2,573,458)	$2,219,501	$(121,178,305)

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	27

Statements of Changes in Net Assets

	iShares		iShares
	CMBS ETF		GNMA Bond ETF
	Year Ended	Year Ended	Year Ended	Year Ended
	10/31/18	10/31/17	10/31/18	10/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$7,322,084	$5,818,836	$2,644,526	$2,533,359
Net realized loss	(562,463)	(353,469)	(3,339,707)	(1,648,474)
Net change in unrealized appreciation (depreciation)	(11,458,406)	(3,868,811)	(1,878,277)	(881,534)

Net increase (decrease) in net assets resulting from operations	(4,698,785)	1,596,556	(2,573,458)	3,351

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
From net investment income and net realized gain	(7,200,373)	(5,610,333)	(2,644,526)	(3,371,310)
Return of capital	—	—	(9,700)	(368,616)

Decrease in net assets resulting from distributions to shareholders	(7,200,373)	(5,610,333)	(2,654,226)	(3,739,926)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	72,641,769	7,848,921	(19,116,085)	(44,811,931)

NET ASSETS(b)
Total increase (decrease) in net assets	60,742,611	3,835,144	(24,343,769)	(48,548,506)
Beginning of year	250,247,302	246,412,158	126,826,901	175,375,407

End of year	$310,989,913	$250,247,302	$102,483,132	$126,826,901

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

28	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets  (continued)

	iShares		iShares
	Treasury Floating Rate Bond ETF		U.S. Treasury Bond ETF
	Year Ended	Year Ended	Year Ended	Year Ended
	10/31/18	10/31/17	10/31/18	10/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$ 2,178,341	$ 182,039	$113,380,451	$62,600,407
Net realized gain (loss)	29,342	10,130	(21,880,887)	(5,259,672)
Net change in unrealized appreciation (depreciation)	11,818	3,498	(212,677,869)	(53,408,393)

Net increase (decrease) in net assets resulting from operations	2,219,501	195,667	(121,178,305)	3,932,342

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(1,812,108)	(144,126)	(109,679,238)	(57,965,180)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	281,383,918	5,014,356	1,766,419,527	2,630,070,861

NET ASSETS(b)
Total increase in net assets	281,791,311	5,065,897	1,535,561,984	2,576,038,023
Beginning of year	25,121,502	20,055,605	5,211,633,548	2,635,595,525

End of year	$306,912,813	$25,121,502	$6,747,195,532	$5,211,633,548

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	29

Financial Highlights (For a share outstanding throughout each period)

	iShares CMBS ETF

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	10/31/18	10/31/17	10/31/16	10/31/15	10/31/14

Net asset value, beginning of year	$51.60	$52.43	$51.45	$51.46	$51.08

Net investment income(a)	1.37	1.28	1.20	1.17	1.09
Net realized and unrealized gain (loss)(b)	(2.26)	(0.88)	0.97	(0.03)	0.32

Net increase (decrease) from investment operations	(0.89)	0.40	2.17	1.14	1.41

Distributions(c)
From net investment income	(1.35)	(1.23)	(1.19)	(1.15)	(1.03)

Total distributions	(1.35)	(1.23)	(1.19)	(1.15)	(1.03)

Net asset value, end of year	$49.36	$51.60	$52.43	$51.45	$51.46

Total Return
Based on net asset value	(1.74)%	0.80%	4.27%	2.22%	2.80%

Ratios to Average Net Assets
Total expenses	0.25%	0.25%	0.25%	0.25%	0.25%

Net investment income	2.72%	2.49%	2.29%	2.28%	2.13%

Supplemental Data
Net assets, end of year (000)	$310,990	$250,247	$246,412	$169,782	$126,085

Portfolio turnover rate(d)	13%	19%	61%	40%	45%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

30	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares GNMA Bond ETF

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	10/31/18		10/31/17	10/31/16	10/31/15	10/31/14

Net asset value, beginning of year	$49.74		$50.83	$50.26	$50.32	$48.91

Net investment income(a)	1.12		0.80	0.53	0.57	0.43
Net realized and unrealized gain (loss)(b)	(2.05)		(0.72)	0.83	0.27	1.44

Net increase (decrease) from investment operations	(0.93)		0.08	1.36	0.84	1.87

Distributions(c)
From net investment income	(1.14)		(0.79)	(0.54)	(0.59)	(0.46)
From net realized gain	—		(0.26)	(0.25)	(0.31)	—
Return of capital	(0.00	)(d)	(0.12)	—	—	—

Total distributions	(1.14)		(1.17)	(0.79)	(0.90)	(0.46)

Net asset value, end of year	$47.67		$49.74	$50.83	$50.26	$50.32

Total Return
Based on net asset value	(1.90)%		0.18%	2.71%	1.68%	3.84%

Ratios to Average Net Assets
Total expenses	0.15%		0.15%	0.15%	0.15%	0.21%

Total expenses after fees waived	0.12%		0.12%	0.10%	0.11%	0.15%

Net investment income	2.31%		1.60%	1.05%	1.13%	0.88%

Supplemental Data
Net assets, end of year (000)	$102,483		$126,827	$175,375	$60,309	$40,254

Portfolio turnover rate(e)(f)	834%		917%	1,233%	1,071%	1,242%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Rounds to less than $0.01.
(e)	Portfolio turnover rate excludes in-kind transactions.
(f)	Portfolio turnover rate includes to-be-announced (TBA) transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	31

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Treasury Floating Rate Bond ETF

	Year Ended	Year Ended	Year Ended	Year Ended	Period From 02/03/14	(a)
	10/31/18	10/31/17	10/31/16	10/31/15	to 10/31/14

Net asset value, beginning of period	$50.24	$50.14	$50.08	$50.10	$50.09

Net investment income(b)	0.92	0.39	0.14	0.05	0.03
Net realized and unrealized gain (loss)(c)	(0.07)	0.01	0.06	(0.02)	0.01

Net increase from investment operations	0.85	0.40	0.20	0.03	0.04

Distributions(d)
From net investment income	(0.78)	(0.30)	(0.14)	(0.05)	(0.03)

Total distributions	(0.78)	(0.30)	(0.14)	(0.05)	(0.03)

Net asset value, end of period	$50.31	$50.24	$50.14	$50.08	$50.10

Total Return
Based on net asset value	1.70%	0.80%	0.40%	0.05%	0.08	%(e)

Ratios to Average Net Assets
Total expenses	0.15%	0.15%	0.15%	0.15%	0.15	%(f)

Total expenses after fees waived	0.15%	0.15%	0.11%	0.00%	0.00	%(f)

Net investment income	1.83%	0.77%	0.29%	0.10%	0.09	%(f)

Supplemental Data
Net assets, end of period (000)	$306,913	$25,122	$20,056	$15,025	$5,010

Portfolio turnover rate(g)	17%	68%	25%	62%	57	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

32	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued) (For a share outstanding throughout each period)

	iShares U.S. Treasury Bond ETF
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	10/31/18	10/31/17	10/31/16	10/31/15	10/31/14

Net asset value, beginning of year	$25.16	$25.74	$25.28	$25.01	$24.63

Net investment income(a)	0.48	0.40	0.36	0.33	0.30
Net realized and unrealized gain (loss)(b)	(1.00)	(0.61)	0.45	0.25	0.36

Net increase (decrease) from investment operations	(0.52)	(0.21)	0.81	0.58	0.66

Distributions(c)
From net investment income	(0.47)	(0.37)	(0.35)	(0.31)	(0.28)

Total distributions	(0.47)	(0.37)	(0.35)	(0.31)	(0.28)

Net asset value, end of year	$24.17	$25.16	$25.74	$25.28	$25.01

Total Return
Based on net asset value	(2.10)%	(0.82)%	3.23%	2.32%	2.69%

Ratios to Average Net Assets
Total expenses	0.15%	0.15%	0.15%	0.15%	0.15%

Net investment income	1.95%	1.58%	1.39%	1.30%	1.21%

Supplemental Data
Net assets, end of year (000)	$6,747,196	$5,211,634	$2,635,596	$1,519,361	$237,581

Portfolio turnover rate(d)	27%	47%	48%	36%	38%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	33

Notes to Financial Statements

1.    ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
CMBS	Diversified
GNMA Bond	Diversified
Treasury Floating Rate Bond	Diversified
U.S. Treasury Bond	Diversified

2.    SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, and payment-in-kind interest income, if any, are recognized daily on the accrual basis. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization on Purchase Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Funds.

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.    INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Fixed-income investments are valued using the last available bid price or current market quotations provided by independent dealers or prices (including evaluated prices) supplied by approved independent third-party pricing services. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots.

34	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and/or other factors and assumptions.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values, and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets for identical assets or liabilities;
•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included inits schedule of investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.     SECURITIES AND OTHER INVESTMENTS

TBA Commitments: A fund may purchase mortgage pass-through securities on a when-issued or to-be-announced (“TBA”) basis, with payment and delivery scheduled for a future date. The underlying mortgage pools to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. A fund could be exposed to possible risk if there are adverse market actions, expenses or delays in connection with the TBA transactions, or if the counterparty fails to complete the transaction.

To mitigate counterparty risk, a fund enters into a two-way collateral agreement for TBA transactions with certain counterparties. Under such agreement, the “in-the-money” party of a TBA transaction may at any time require the other party to pledge collateral assets (in the form of cash or securities) to offset any loss the in-the-money party would incur upon cancellation of the TBA transaction. A party is in-the-money if they are the buyer and the market value of the TBA transaction increases or if they are the seller and the market value of the TBA transaction decreases. Cash collateral received from the counterparty may be reinvested in money market funds, including those managed by the Funds’ investment adviser, or its affiliates. Such collateral, if any, is noted in the schedule of investments and the obligation to return the collateral is presented as a liability in the statement of assets and liabilities. Securities pledged as collateral by a fund, if any, are noted in the schedule of investments.

TBA Roll Transactions: A fund may enter into a TBA agreement, sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities (a “TBA roll”). TBA rolls are treated as purchase and sale transactions in which the fund realizes gains and losses. A fund’s use of TBA rolls may cause the fund to experience higher portfolio turnover and higher transactions costs. TBA rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon purchase price of those securities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	35

Notes to Financial Statements (continued)

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105%for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of October 31, 2018, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of October 31, 2018 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.     INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
CMBS	0.25%
GNMA Bond	0.15
Treasury Floating Rate Bond	0.15
U.S. Treasury Bond	0.15

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). For the iShares GNMA Bond ETF, BFA has contractually agreed to waive a portion of its investment advisory fees for the Fund through February 29, 2024 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in other registered investment companies.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”),an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%(the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

36	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its statement of operations. For the year ended October 31, 2018, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
U.S. Treasury Bond	$105

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock for 1940 Act purposes.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended October 31, 2018, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
U.S. Treasury Bond	$599,053,573	$754,610,197

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

6.     PURCHASES AND SALES

For the year ended October 31, 2018, purchases and sales of investments, including TBA rolls and excluding in-kind transactions and short-term investments, were as follows:

	U.S. Government Securities		Other Securities
iShares ETF	Purchases	Sales	Purchases	Sales
CMBS	$46,711,837	$18,054,544	$61,941,762	$17,678,728
GNMA Bond	938,600,510	957,256,528	—	—
Treasury Floating Rate Bond	65,776,942	11,865,026	—	—
U.S. Treasury Bond	1,585,440,356	1,588,079,010	—	—

For the year ended October 31, 2018, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Treasury Floating Rate Bond	$326,330,872	$49,717,885
U.S. Treasury Bond	2,447,122,473	724,284,610

7.     INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of October 31, 2018, the following permanent differences attributable to the use of equalization and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
Treasury Floating Rate Bond	$29,339	$(29,339)
U.S. Treasury Bond	1,645,855	(1,645,855)

N O T E S T O F I N A N C I A L S T A T E M E N T S	37

Notes to Financial Statements (continued)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 10/31/18	Year Ended 10/31/17
CMBS
Ordinary income	$7,200,373	$5,610,333

GNMA Bond
Ordinary income	$2,644,526	$3,371,310
Return of capital	9,700	368,616

	$2,654,226	$3,739,926

Treasury Floating Rate Bond
Ordinary income	$1,812,108	$144,126

U.S. Treasury Bond
Ordinary income	$109,679,238	$57,965,180

As of October 31, 2018, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) (a)	Total
CMBS	$665,923	$(1,134,402)	$(10,972,123)	$(11,440,602)
GNMA Bond	—	(4,990,641)	(2,289,895)	(7,280,536)
Treasury Floating Rate Bond	408,852	—	25,976	434,828
U.S. Treasury Bond	10,774,770	(34,087,764)	(259,043,164)	(282,356,158)

(a)	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.

As of October 31, 2018, the Funds had capital loss carryforwards, with no expiration dates, available to offset future realized capital gains as follows:

iShares ETF	Non-Expiring
CMBS	$1,134,402
GNMA Bond	4,990,641
U.S. Treasury Bond	34,087,764

As of October 31, 2018, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
CMBS	$321,563,140	$123,112	$(11,095,235)	$(10,972,123)
GNMA Bond	120,671,284	2,547	(2,292,442)	(2,289,895)
Treasury Floating Rate Bond	306,076,505	25,976	—	25,976
U.S. Treasury Bond	6,965,312,152	—	(259,043,164)	(259,043,164)

8.     PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability

38	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

Changes in market interest rates or economic conditions may affect the value and/or liquidity of fixed income investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Securities with longer durations tend to be more sensitive to interest rate changes, usually making their price more volatile than those of securities with shorter durations. Given the environment of historically low interest rates, a fund may be subject to a greater risk of price losses if interest rates rise.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

When a fund concentrates its investments in mortgage-backed securities, it assumes a greater risk of prepayment or payment extension by securities issuers, which may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

9.     CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 10/31/18		Year Ended 10/31/17

iShares ETF	Shares	Amount	Shares	Amount

CMBS
Shares sold	1,650,000	$82,661,725	600,000	$30,882,686
Shares redeemed	(200,000)	(10,019,956)	(450,000)	(23,033,765)

Net increase	1,450,000	$72,641,769	150,000	$7,848,921

GNMA Bond
Shares sold	1,050,000	$51,145,471	300,000	$14,895,077
Shares redeemed	(1,450,000)	(70,261,556)	(1,200,000)	(59,707,008)

Net decrease	(400,000)	$(19,116,085)	(900,000)	$(44,811,931)

Treasury Floating Rate Bond
Shares sold	6,600,000	$331,638,825	200,000	$10,033,261
Shares redeemed	(1,000,000)	(50,254,907)	(100,000)	(5,018,905)

Net increase	5,600,000	$281,383,918	100,000	$5,014,356

U.S. Treasury Bond
Shares sold	102,300,000	$2,514,607,705	138,700,000	$3,486,165,656
Shares redeemed	(30,300,000)	(748,188,178)	(34,000,000)	(856,094,795)

Net increase	72,000,000	$1,766,419,527	104,700,000	$2,630,070,861

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	39

Notes to Financial Statements (continued)

10.     LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares U.S. Preferred Stock ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the court’s decision.

11.     REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Funds have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the statement of assets and liabilities, statement of changes in net assets and notes to the financial statements.

Prior year distribution information and undistributed net investment income in the statement of changes in net assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended October 31, 2017 were classified as follows:

iShares ETF	Net Investment Income	Net Realized Gains	Return of capital
CMBS	$5,610,333	$—	$—
GNMA Bond	2,538,171	833,139	368,616
Treasury Floating Rate Bond	144,126	—	—
U.S. Treasury Bond	57,965,180	—	—

Undistributed net investment income as of October 31, 2017 are as follows:

iShares ETF	Undistributed net investment income
CMBS	$544,212
GNMA Bond	—
Treasury Floating Rate Bond	42,616
U.S. Treasury Bond	7,073,557

12.     SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

40	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares CMBS ETF, iShares GNMA Bond ETF,

iShares Treasury Floating Rate Bond ETF and iShares U.S. Treasury Bond ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares CMBS ETF, iShares GNMA Bond ETF, iShares Treasury Floating Rate Bond ETF and iShares U.S. Treasury Bond ETF (four of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2018, the related statements of operations for the year ended October 31, 2018, the statements of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

San Francisco, California

December 21, 2018

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	41

Important Tax Information (unaudited)

For the fiscal year ended October 31, 2018, the Funds hereby designate the following maximum amounts allowable as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

iShares ETF	Interest-Related Dividends
CMBS	$7,322,084
GNMA Bond	2,644,526
Treasury Floating Rate Bond	2,178,341
U.S. Treasury Bond	113,318,734

The Funds hereby designate the following amounts of distributions from direct federal obligation interest for the fiscal year ended October 31, 2018:

iShares ETF	Federal Obligation Interest
CMBS	$10,474
GNMA Bond	292,737
Treasury Floating Rate Bond	2,163,217
U.S. Treasury Bond	113,318,734

The law varies in each state as to whether and what percent of ordinary income dividends attribute to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

The following distribution amounts are hereby designated for the fiscal year ended October 31, 2018:

iShares ETF	20% Rate Long-Term Capital Gain Dividends
Treasury Floating Rate Bond	$226

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Board Review and Approval of Investment Advisory Contract

I. iShares CMBS ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At a meeting on May 11, 2018, a committee composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c)Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 24, 2018, management presented additional information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its initial meeting. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-14, 2018, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2017, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-14, 2018 meeting and throughout the year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates

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Board Review and Approval of Investment Advisory Contract (continued)

from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board further noted that it considered the supplemental information the 15(c) Committee requested, which BlackRock provided, regarding the methodology. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and showed how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that a breakpoint structure for the Fund may be appropriate should material economies of scale exist in the future that are not otherwise shared, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review of the sharing of scale benefits, as well as the other factors considered at the meeting, the Board concluded that the information concerning the sharing of scale benefits supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA(or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

II. iShares GNMA Bond ETF, iShares Treasury Floating Rate Bond ETF and iShares U.S. Treasury Bond ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At a meeting on May 11, 2018, a committee

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Board Review and Approval of Investment Advisory Contract  (continued)

composed of all of the Independent Trustees (the “15(c)Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c)Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 24, 2018, management presented additional information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its initial meeting. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-14, 2018, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of each Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to each Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Funds: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which each Fund invests (if applicable), and waivers/reimbursements (if applicable) of each Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider),objectively selected by Broadridge as comprising such Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2017, to that of relevant comparison fund(s)for the same periods.

The Board noted that each Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that each Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-14, 2018 meeting and throughout the year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the profitability to BlackRock in managing the Funds, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board further noted that it considered the supplemental information the 15(c) Committee requested, which BlackRock provided, regarding the methodology. The Board discussed the sources of direct and ancillary revenue with management,

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Board Review and Approval of Investment Advisory Contract (continued)

including the revenues to BTC, a BlackRock affiliate, from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and showed how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Funds did not provide for breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board noted that a breakpoint structure for the Funds may be appropriate should material economies of scale exist in the future that are not otherwise shared, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review of the sharing of scale benefits, as well as the other factors considered at the meeting, the Board concluded that the information concerning the sharing of scale benefits supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same indexes as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Funds, including in terms of the different and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded ETFs, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Funds’ expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Funds’ investment advisory fee rates under the Advisory Contract do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

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Supplemental Information  (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported in this notice are for financial reporting purposes and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV which is sent to shareholders shortly after calendar year-end.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
CMBS(a)	$1.350689	$ —	$ 0.000748	$ 1.351437	100%	—%	0	%(b)	100%
GNMA Bond	1.135610	—	—	1.135610	100	—	—		100
Treasury Floating Rate Bond(a)	0.760520	—	0.016740	0.777260	98	—	2		100
U.S. Treasury Bond(a)	0.461142	—	0.004333	0.465475	99	—	1		100

(a)

The Fund estimates that it has distributed more than the amount of earned income and net realized gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

(b)	Rounds to less than 1%.

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or since the Fund began trading, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the date a Fund began trading on the secondary market, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares CMBS ETF

Period Covered: January 01, 2013 through September 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	1	0.07%
Greater than 1.5% and Less than 2.0%	1	0.07
Greater than 1.0% and Less than 1.5%	46	3.18
Greater than 0.5% and Less than 1.0%	178	12.30
Greater than 0.0% and Less than 0.5%	898	62.05
At NAV	36	2.49
Less than 0.0% and Greater than –0.5%	285	19.70
Less than –0.5% and Greater than –1.0%	1	0.07
Less than –2.5% and Greater than –3.0%	1	0.07

	1,447	100.00%

S U P P L E M E N T A L I N F O R M A T I O N	47

Supplemental Information (unaudited) (continued)

iShares GNMA Bond ETF

Period Covered: January 01, 2013 through September 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	7	0.48%
Greater than 0.5% and Less than 1.0%	54	3.73
Greater than 0.0% and Less than 0.5%	847	58.54
At NAV	55	3.80
Less than 0.0% and Greater than –0.5%	481	33.24
Less than –0.5% and Greater than –1.0%	3	0.21

	1,447	100.00%

iShares Treasury Floating Rate Bond ETF

Period Covered: February 04, 2014 through September 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	1	0.09%
Greater than 0.0% and Less than 0.5%	557	47.48
At NAV	166	14.15
Less than 0.0% and Greater than –0.5%	449	38.28

	1,173	100.00%

iShares U.S. Treasury Bond ETF

Period Covered: January 01, 2013 through September 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	1,195	82.59%
At NAV	78	5.39
Less than 0.0% and Greater than –0.5%	174	12.02

	1,447	100.00%

48	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S.ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 343 funds as of October 31, 2018. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small and Benjamin Archibald, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (61)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S.ETF Trust (since 2011).

Mark K. Wiedman(b) (47)	Trustee (since 2013).	Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2016); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (69)	Trustee (since 2005); Independent Board Chair (since 2016).	Trustee and Member of the Finance, Technology and Quality Committee of Stanford Health Care (since 2016); Trustee and Member of the Investment Committee, WNET, a New York public media company ( since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S.ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S.ETF Trust (since 2016); Trustee of Forward Funds (14 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (62)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012); Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (63)	Trustee (since 2017); Equity Plus Committee Chair (since 2017).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S.ETF Trust (since 2017).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	49

Trustee and Officer Information  (continued)

Independent Trustees  (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Charles A. Hurty (75)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S.ETF Trust (since 2011); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (63)	Trustee (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S.ETF Trust (since 2011).

Drew E. Lawton (59)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (57)	Trustee (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S.ETF Trust (since 2011).

Madhav V. Rajan (54)	Trustee (since 2011); Nominating and Governance Committee Chair (since 2017).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S.ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Martin Small (43)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (59)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).

Charles Park (51)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Benjamin Archibald (43)	Secretary ( since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013); Secretary of the BlackRock-advised Mutual Funds (since 2012).

Steve Messinger (56)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Scott Radell (49)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (57)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

50	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to www.icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q .The iShares Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at www.iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at www.iShares.com; and (3) on the SEC website at www.sec.gov.

G E N E R A L I N F O R M A T I O N	51

Glossary of Terms Used in this Report

Portfolio Abbreviations - Fixed Income

STRIPS	Separate Trading of Registered Interest & Principal of Securities

52	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Bloomberg Index Services Limited or Interactive Data Pricing and Reference Data LLC, nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above.

©2018 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

OCTOBER 31, 2018

2018 ANNUAL REPORT

iShares Trust

  iShares Core 1-5 Year USD Bond ETF | ISTB | NASDAQ

  iShares Core International Aggregate Bond ETF | IAGG | Cboe BZX

Market Overview

iShares Trust

Global Bond Market Overview

Global investment-grade bonds declined for the 12 months ended October 31, 2018 (“reporting period”). The Bloomberg Barclays Global Aggregate Index, a broad measure of global bond market performance, returned -2.05% in U.S. dollar terms for the reporting period.

The negative return for global bonds was driven primarily by rising global interest rates and mixed economic data. After a strong 2017, global economic growth eased in 2018 as areas of weakness appeared in several regions of the world. In addition, the global fixed-income markets were affected by a number of external developments, including escalating trade tensions between the U.S. and several of its trading partners (most notably China and Europe), as well as geopolitical conflicts in Turkey and the Middle East.

Regionally, the U.S. bond market declined as a strengthening U.S. economy led to higher interest rates. Driven in part by the stimulative effect of federal tax reform legislation, the U.S. economy grew by 3% for the 12 months ended September 2018, its highest year-over-year growth rate in more than three years. Faster economic growth drove the inflation rate to its highest level in more than six years in mid-2018. In this environment, the U.S. Federal Reserve Bank (“Fed”) increased short-term interest rates four times during the reporting period, increasing its short-term interest rate target to 2.25%, the highest level in more than a decade. From a sector perspective, corporate bonds declined the most amid investor concerns about high corporate debt levels, a decline in average credit quality, and relatively high valuations. In contrast, asset-backed securities (bonds backed by credit card receivables, auto loans, and other debt) advanced for the reporting period, benefiting from their higher yields and relatively short maturities.

The smaller decline in European bond markets was driven in part by a slowdown in economic activity. After improving notably in 2017, economic growth in the Eurozone slowed markedly through the first three quarters of 2018. In particular, growth in the Italian economy slowed significantly following a debt-heavy budget proposed by Italy’s new populist government, which led to a sharp increase in the country’s bond yields late in the reporting period. Other major Eurozone economies, such as Germany and France, also weakened, but to a lesser extent. Despite the economic slowdown, the European Central Bank (“ECB”) reaffirmed its plan to end its quantitative easing measures by the end of 2018, though the ECB intends to maintain its zero interest-rate policy. In the U.K., slowing economic growth and concerns about the economic impact of Brexit when it takes effect in early 2019 kept bond yields relatively stable, leading to positive returns for British bonds.

Asia-Pacific bond markets also declined modestly for the reporting period as economic growth in the region slowed. In Japan, the nation’s longest period of sustained expansion in more than 20 years came to an end when the Japanese economy contracted in the first quarter of 2018. Japanese bond yields increased slightly during the reporting period but remained near historically low levels. In South Korea, bond yields declined as the nation’s economy grew at its slowest pace in nine years. In contrast, Australian bond yields increased as the country’s economy grew at its fastest rate in six years, benefiting from strong consumer spending and increasing commodities prices.

M A R K E T O V E R V I E W	5

Fund Summary as of October 31, 2018	iShares® Core 1-5 Year USD Bond ETF

Investment Objective

The iShares Core 1-5 Year USD Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated bonds that are rated either investment-grade or high yield with remaining maturities between one and five years, as represented by the Bloomberg Barclays U.S. Universal 1-5 Year Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	(0.25)%	1.23%	1.12%	(0.25)%	6.28%	6.94%
Fund Market	(0.37)	1.15	1.13	(0.37)	5.90	7.01
Index	(0.17)	1.32	1.23	(0.17)	6.80	7.64

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSETVALUE)

The inception date of the Fund was 10/18/12. The first day of secondary market trading was 10/22/12.

Index Performance through June 2, 2014 reflects the performance of the Bloomberg Barclays U.S. Government/Credit 1-5 Year Bond Index. Index performance beginning on June 3, 2014 reflects the performance of the Bloomberg Barclays U.S. Universal 1-5 Year Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 10 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning	Ending	Expenses		Beginning	Ending	Expenses		Annualized
Account Value	Account Value	Paid During		Account Value	Account Value	Paid During		Expense
(05/01/18)	(10/31/18)	the Period	(a)	(05/01/18)	(10/31/18)	the Period	(a)	Ratio
$ 1,000.00	$1,007.40	$0.30		$1,000.00	$1,024.90	$0.31		0.06%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 10 for more information.

6	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2018 (continued)	iShares® Core 1-5 Year USD Bond ETF

Portfolio Management Commentary

As represented by the Index, short and intermediate-term U.S. dollar-denominated bonds posted a slightly negative return for the reporting period. Rising U.S. interest rates drove yields higher for many bonds, resulting in lower prices.

Treasury bonds were the largest detractors from the Index’s performance. Four interest rate increases by the Fed during the reporting period boosted yields on new Treasury bond issues. Investors’ expectations of future interest rate increases by the Fed further elevated yields. In addition, the supply of Treasury bonds was relatively high, as government borrowing increased to fund a tax cut and budget increases. When yields on Treasury bonds increase, the price of previously-issued debt falls to reflect the new, higher yield.

Securitized bonds also detracted from the Index’s return, with mortgage-backed securities (“MBS”) a particular source of weakness. Rising rates reduced the likelihood of mortgage refinancing, extending the life of existing, lower-yielding mortgages. The Fed also allowed the MBS held on its balance sheet to mature without reinvesting the proceeds in new mortgages, removing a key support from the market for MBS.

On the upside, corporate bonds were contributors despite the rise in interest rates. Higher-yielding corporate debt benefited from improving economic growth and record corporate profits. Healthcare bonds contributed, bolstered by rising procedure and patient treatment volumes. Cable and satellite bonds were other sources of strength, as these companies stood to benefit from the development of the new 5G wireless network.

In terms of performance by credit quality, high- quality debt was the leading detractor from the Index’s return. Treasuries and other government-equivalent bonds typically have lower yields and are more sensitive to interest rate increases than lower-rated, higher-yielding corporate bonds.

Portfolio Information

ALLOCATION BY INVESTMENT TYPE
Investment Type	Percent of Total Investments(a)
U. S. Government & Agency Obligations	54.8%
Corporate Bonds & Notes	36.7
Foreign Government Obligations	7.7
Collaterized Mortgage Obligations	0.6
Asset-Backed Securities	0.2

ALLOCATION BY CREDIT QUALITY
Moody’s Credit Rating*	Percent of Total Investments(a)
Aaa	56.7%
Aa	4.9
A	12.4
Baa	12.2
Ba	3.9
B	3.1
Caa	1.1
Not Rated	5.7

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

F U N D S U M M A R Y	7

Fund Summary as of October 31, 2018	iShares® Core International Aggregate Bond ETF

Investment Objective

The iShares Core International Aggregate Bond ETF (the “Fund”) seeks to track the investment results of an index composed of global non-U.S. dollar-denominated investment-grade bonds that mitigates exposure to fluctuations between the value of the component currencies and the U.S. dollar, as represented by the Bloomberg Barclays Global Aggregate ex USD 10% Issuer Capped (Hedged) Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	1.77%	3.15%	1.77%	9.68%
Fund Market	1.77	3.21	1.77	9.88
Index	1.88	3.21	1.88	9.84

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSETVALUE)

The inception date of the Fund was 11/10/15. The first day of secondary market trading was 11/12/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 10 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,006.20	$ 0.46		$ 1,000.00	$ 1,024.80	$ 0.46		0.09%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 10 for more information.

8	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2018 (continued)	iShares® Core International Aggregate Bond ETF

Portfolio Management Commentary

As represented by the Index, international investment-grade bonds posted a positive return on a currency-hedged basis for the reporting period. While a strengthening U.S. dollar and increasing interest rates meant that most local currency bonds lost value on a U.S. dollar basis, the positive impact of hedging more than offset those losses.

In U.S. dollar terms, foreign government debt, particularly Italian bonds, detracted the most from the Index’s return. Italian bonds were the leading detractors, as political uncertainty and the impact of the Italian budget on creditworthiness drove Italian bond yields higher.

Corporate debt also detracted in U.S. dollar terms. French corporate bonds were the poorest performers, as high debt levels caused the French government to restrict bank lending to some companies.

Among the local currencies represented in the Index, fluctuations associated with the euro and the British pound made the largest impact on the Index’s return. Tepid economic growth in the Eurozone weighed on the euro, which depreciated by approximately 3% against the U.S. dollar. Difficulties in negotiations related to the U.K.’s exit from the E.U. weighed on the British pound, which depreciated by approximately 4% against the U.S. dollar.

The negative performance of foreign currencies in which the Index was denominated meant hedging activity contributed significantly to the Index’s return for the reporting period. A fully-hedged investor seeks to bypass the currency fluctuations — both on the upside and on the downside — related to holding foreign-currency-denominated securities. The Index’s hedging activity offset the negative impact of foreign currency performance relative to the U.S. dollar, such that the Index’s return was relatively close to the return measured in local currencies.

Portfolio Information

ALLOCATION BY INVESTMENT TYPE
Investment Type	Percent of Total Investments(a)
Foreign Government Obligations	76.4%
Corporate Bonds & Notes	23.6

TEN LARGEST COUNTRIES
Country	Percent of Total Investments(a)
France	13.5%
Japan	12.7
Germany	11.5
United Kingdom	10.7
Italy	8.0
Canada	6.5
Spain	6.0
Supranational	3.3
Netherlands	3.2
Australia	3.1

(a)	Excludes money market funds.

F U N D S U M M A R Y	9

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments	iShares® Core 1-5 Year USD Bond ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities
Citibank Credit Card Issuance Trust
Series 2016-A1, Class A1, 1.75%, 11/19/21	$1,000	$986,811
Series 2017-A3, Class A3, 1.92%, 04/07/22	2,000	1,966,506
Discover Card Execution Note Trust
Series 2012-A6, Class A6, 1.67%, 01/18/22	250	247,960
Series 2014-A4, Class A4, 2.12%, 12/15/21	500	497,789
Nissan Auto Receivables Owner Trust Series 2016-B, Class A3, 1.32%, 01/15/21 (Call 09/15/20)	505	501,287
Synchrony Credit Card Master Note Trust Series 2015-1, Class A, 2.37%, 03/15/23	800	791,386

Total Asset-Backed Securities — 0.2%
(Cost: $5,070,846)		4,991,739

Collaterized Mortgage Obligations

Mortgage-Backed Securities — 0.6%
Benchmark Mortgage Trust, Series 2018-B4, Class A2, 3.98%, 07/15/51	3,500	3,549,476
COMM Mortgage Trust
Series 2012-CR1, Class A3, 3.39%, 05/15/45	750	746,671
Series 2013-CR09, Class A4, 4.23%, 07/10/45(a)	2,000	2,055,398
JPMBB Commercial Mortgage Securities Trust, Series 2014-C18, Class A5, 4.08%, 02/15/47 (Call 02/11/24)	225	229,016
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-C20, Class A5, 3.80%, 07/15/47	150	150,092
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C10, Class AS, 4.08%, 07/15/46(a)	1,000	1,012,207
Series 2015-C22, Class A4, 3.31%, 04/15/48	250	242,924
UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class A4, 3.18%, 03/10/46	800	789,109
Wells Fargo Commercial Mortgage Trust, Series 2014-LC18, Class ASB, 3.24%, 12/15/47	1,500	1,484,470
WFRBS Commercial Mortgage Trust, Series 2012-C10, Class A3, 2.88%, 12/15/45	3,000	2,922,557

		13,181,920

Total Collaterized Mortgage Obligations — 0.6%
(Cost: $13,478,821)		13,181,920

Corporate Bonds & Notes

Advertising — 0.1%
Acosta Inc., 7.75%, 10/01/22 (Call 10/01/19)(b)(c)	100	33,943
Clear Channel International BV, 8.75%, 12/15/20 (Call 12/15/18)(b)	100	102,545
Interpublic Group of Companies Inc. (The)
3.75%, 10/01/21	25	25,001
3.75%, 02/15/23	90	88,502
Lamar Media Corp., 5.00%, 05/01/23 (Call 05/01/19)	100	99,697
Omnicom Group Inc./Omnicom Capital Inc.
3.63%, 05/01/22	720	711,079
4.45%, 08/15/20	275	279,631
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.25%, 02/15/22 (Call 02/15/19)	195	196,267
WPP Finance 2010
3.63%, 09/07/22	85	82,781
4.75%, 11/21/21	77	78,517

		1,697,963
Aerospace & Defense — 0.6%
Airbus Finance BV, 2.70%, 04/17/23(b)	160	154,214

Security	Par (000)	Value
Aerospace & Defense (continued)
Arconic Inc.
5.40%, 04/15/21 (Call 01/15/21)	$260	$262,883
5.87%, 02/23/22	200	202,986
6.15%, 08/15/20	200	206,018
BAE Systems Holdings Inc., 2.85%, 12/15/20
(Call 11/15/20)(b)	180	177,422
Boeing Co. (The)
1.65%, 10/30/20 (Call 09/30/20)	25	24,286
2.13%, 03/01/22 (Call 02/01/22)	475	457,216
2.35%, 10/30/21	150	146,147
2.80%, 03/01/23 (Call 02/01/23)	55	53,673
4.88%, 02/15/20	235	240,680
Bombardier Inc.
5.75%, 03/15/22(b)	125	123,564
6.00%, 10/15/22 (Call 04/15/19)(b)	250	245,860
6.13%, 01/15/23(b)	275	272,038
7.75%, 03/15/20(b)	225	233,084
8.75%, 12/01/21(b)	325	350,516
General Dynamics Corp.
2.25%, 11/15/22 (Call 08/15/22)	84	80,245
2.88%, 05/11/20	400	398,508
3.00%, 05/11/21	365	362,492
3.38%, 05/15/23 (Call 04/15/23)	365	363,704
KLX Inc., 5.88%, 12/01/22 (Call 12/01/18)(b)	250	257,715
L3 Technologies Inc., 3.85%, 06/15/23 (Call 05/15/23)	250	249,510
Lockheed Martin Corp.
2.50%, 11/23/20 (Call 10/23/20)	1,070	1,050,676
3.10%, 01/15/23 (Call 11/15/22)	50	48,941
3.35%, 09/15/21	310	310,053
4.25%, 11/15/19	150	151,810
Moog Inc., 5.25%, 12/01/22 (Call 12/01/18)(b)	100	99,871
Northrop Grumman Corp.
2.08%, 10/15/20	50	48,794
2.55%, 10/15/22 (Call 09/15/22)	1,375	1,321,430
3.50%, 03/15/21	435	435,248
Pioneer Holdings LLC/Pioneer Finance Corp., 9.00%,
11/01/22 (Call 11/01/19)(b)	25	25,559
Raytheon Co.
2.50%, 12/15/22 (Call 09/15/22)	165	159,040
3.13%, 10/15/20	350	349,755
Rockwell Collins Inc., 2.80%, 03/15/22 (Call 02/15/22)	238	230,872
Spirit AeroSystems Inc., 3.95%, 06/15/23 (Call 05/15/23)	100	99,128
TransDigm Inc.
5.50%, 10/15/20 (Call 12/03/18)	150	150,277
6.00%, 07/15/22 (Call 07/15/19)	250	251,255
Triumph Group Inc.
4.88%, 04/01/21 (Call 04/01/19)	75	70,624
5.25%, 06/01/22 (Call 06/01/19)	115	105,892
United Technologies Corp.
1.50%, 11/01/19	425	418,247
1.95%, 11/01/21 (Call 10/01/21)	560	535,186
2.30%, 05/04/22 (Call 04/04/22)	250	238,960
3.10%, 06/01/22	300	294,294
3.35%, 08/16/21	45	44,825
3.65%, 08/16/23 (Call 07/16/23)	700	693,469
4.50%, 04/15/20	375	381,019

		12,377,986

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (continued)	iShares® Core 1-5 Year USD Bond ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Agriculture — 0.3%
Altria Group Inc.
2.63%, 01/14/20 (Call 12/14/19)	$580	$575,981
2.85%, 08/09/22	390	378,897
2.95%, 05/02/23	50	48,276
4.75%, 05/05/21	375	385,807
BAT Capital Corp.
2.30%, 08/14/20(b)	370	362,189
2.76%, 08/15/22 (Call 07/15/22)(b)	575	550,384
BAT International Finance PLC
2.75%, 06/15/20(b)	708	699,384
3.50%, 06/15/22(b)	250	246,405
Bunge Ltd. Finance Corp., 3.50%, 11/24/20(c)	160	159,522
Cargill Inc.
3.05%, 04/19/21(b)	500	495,795
3.25%, 03/01/23(b)	95	93,304
Imperial Brands Finance PLC
2.95%, 07/21/20(b)	300	296,508
3.50%, 02/11/23 (Call 11/11/22)(b)	100	97,246
3.75%, 07/21/22 (Call 05/21/22)(b)	300	296,661
Kernel Holding SA, 8.75%, 01/31/22(d)	200	201,096
Philip Morris International Inc.
1.88%, 11/01/19	85	84,017
1.88%, 02/25/21 (Call 01/25/21)	180	174,150
2.00%, 02/21/20	200	197,012
2.38%, 08/17/22 (Call 07/17/22)	96	91,895
2.50%, 08/22/22	250	240,057
2.50%, 11/02/22 (Call 10/02/22)	250	239,620
2.63%, 02/18/22 (Call 01/18/22)	265	257,567
2.63%, 03/06/23	25	23,910
2.90%, 11/15/21	245	240,666
4.50%, 03/26/20	50	50,890
Pyxus International Inc.
8.50%, 04/15/21 (Call 10/15/19)(b)	48	49,477
9.88%, 07/15/21 (Call 07/15/19)(c)	150	144,615
Reynolds American Inc.
3.25%, 06/12/20	200	199,324
4.00%, 06/12/22	130	130,377
6.88%, 05/01/20	200	209,806
Viterra Inc., 5.95%, 08/01/20(b)	250	258,485

		7,479,323

Airlines — 0.1%
Air Canada, 7.75%, 04/15/21(b)	105	112,377
Allegiant Travel Co., 5.50%, 07/15/19	115	115,621
American Airlines Group Inc.
4.63%, 03/01/20(b)	125	125,168
5.50%, 10/01/19(b)	175	176,792
American Airlines Pass Through Trust, Series 2013-2, Class A, 4.95%, 01/15/23	133	136,083
Continental Airlines Inc. Pass Through Trust, Series 2009-2, Class A, 7.25%, 11/10/19	31	31,564
Delta Air Lines Inc.
2.88%, 03/13/20	250	247,778
3.40%, 04/19/21	225	222,795
3.63%, 03/15/22 (Call 02/15/22)	350	344,204
3.80%, 04/19/23 (Call 03/19/23)	215	210,384
Delta Air Lines Inc. Pass Through Trust, Series 2017-1, Class A, 6.82%, 08/10/22	4	3,848
Southwest Airlines Co.
2.65%, 11/05/20 (Call 10/05/20)	232	228,935
2.75%, 11/06/19 (Call 10/06/19)	260	258,747

Security	Par (000)	Value

Airlines (continued)
2.75%, 11/16/22 (Call 10/16/22)	$115	$111,015
UAL Pass Through Trust, Series 2007-1A, 6.64%, 01/02/24	47	49,270
United Continental Holdings Inc.
4.25%, 10/01/22	125	122,980
6.00%, 12/01/20	65	67,338
Unity 1 Sukuk Ltd., 3.86%, 11/30/21(d)	200	197,552
Virgin Australia Holdings Ltd.
7.88%, 10/15/21(b)	100	99,014
8.50%, 11/15/19(b)	75	76,097

		2,937,562

Apparel — 0.0%
Ralph Lauren Corp., 2.63%, 08/18/20 (Call 07/18/20)	125	123,336
William Carter Co. (The), 5.25%, 08/15/21 (Call 08/15/19)	100	100,250

		223,586

Auto Manufacturers — 1.2%
American Honda Finance Corp.
1.65%, 07/12/21	145	138,752
1.70%, 09/09/21	231	221,132
1.95%, 07/20/20	150	146,870
2.00%, 02/14/20	355	350,034
2.45%, 09/24/20	225	221,760
2.65%, 02/12/21	125	123,270
3.00%, 06/16/20	25	24,929
3.38%, 12/10/21	250	249,675
3.45%, 07/14/23	215	213,979
3.63%, 10/10/23	250	249,983
Aston Martin Capital Holdings Ltd., 6.50%, 04/15/22 (Call 04/15/19)(b)	200	196,706
BCD Acquisition Inc., 9.63%, 09/15/23 (Call 09/15/19)(b)	150	158,351
BMW U.S. Capital LLC
1.85%, 09/15/21 (Call 08/15/21)(b)	100	95,467
2.00%, 04/11/21 (Call 03/11/21)(b)	1,130	1,091,320
2.15%, 04/06/20(b)	120	118,315
2.70%, 04/06/22 (Call 03/06/22)(b)	90	87,085
3.40%, 08/13/21(b)	130	129,515
3.45%, 04/12/23 (Call 03/12/23)(b)	275	271,224
Daimler Finance North America LLC
2.20%, 05/05/20(b)	250	245,375
2.25%, 03/02/20(b)	250	246,260
2.30%, 02/12/21(b)	200	194,224
2.45%, 05/18/20(b)	300	295,425
2.70%, 08/03/20(b)	150	147,885
2.85%, 01/06/22(b)	400	387,276
3.00%, 02/22/21(b)	500	493,150
3.10%, 05/04/20(b)	400	397,908
3.35%, 05/04/21(b)	500	496,595
3.70%, 05/04/23(b)	250	246,788
3.88%, 09/15/21(b)	250	250,898
Fiat Chrysler Automobiles NV
4.50%, 04/15/20	320	320,755
5.25%, 04/15/23	250	248,623
Ford Motor Credit Co. LLC
2.34%, 11/02/20	1,000	963,550
2.46%, 03/27/20	200	195,770
2.60%, 11/04/19	700	691,719
2.68%, 01/09/20	400	394,092
3.10%, 05/04/23	400	369,280
3.20%, 01/15/21	750	731,767
3.34%, 03/18/21	1,050	1,025,041

12	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® Core 1-5 Year USD Bond ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Auto Manufacturers (continued)
3.34%, 03/28/22 (Call 02/28/22)	$200	$191,324
4.14%, 02/15/23 (Call 01/15/23)	200	193,896
5.88%, 08/02/21	750	775,387
General Motors Financial Co. Inc.
2.45%, 11/06/20	70	68,102
3.15%, 01/15/20 (Call 12/15/19)	60	59,724
3.15%, 06/30/22 (Call 05/30/22)	490	470,150
3.20%, 07/13/20 (Call 06/13/20)	460	455,768
3.20%, 07/06/21 (Call 06/06/21)	1,550	1,517,465
3.45%, 01/14/22 (Call 12/14/21)	339	330,342
3.45%, 04/10/22 (Call 02/10/22)	105	102,056
3.70%, 11/24/20 (Call 10/24/20)	600	598,422
3.70%, 05/09/23 (Call 03/09/23)	550	532,631
4.15%, 06/19/23 (Call 05/19/23)	200	196,240
4.20%, 03/01/21 (Call 12/01/20)	452	454,133
4.38%, 09/25/21	327	329,279
Harley-Davidson Financial Services Inc.
2.55%, 06/09/22 (Call 05/09/22)(b)	75	71,117
2.85%, 01/15/21 (Call 12/15/20)(b)	100	98,076
3.55%, 05/21/21(b)	250	248,498
Hyundai Capital America
2.45%, 06/15/21(c)(d)	500	480,610
2.55%, 02/06/19(d)	170	169,743
2.60%, 03/19/20(c)(d)	300	295,335
3.75%, 07/08/21(b)	100	99,478
4.13%, 06/08/23(b)	100	99,151
Hyundai Capital Services Inc.
3.00%, 03/06/22(c)(d)	600	578,544
3.00%, 08/29/22(d)	600	575,154
3.75%, 03/05/23(b)	250	245,230
Jaguar Land Rover Automotive PLC
3.50%, 03/15/20 (Call 12/15/19)(b)	110	107,793
4.13%, 12/15/18(b)	200	200,034
Nissan Motor Acceptance Corp.
2.15%, 09/28/20(b)	250	243,790
2.55%, 03/08/21(b)	250	243,830
2.60%, 09/28/22(b)	300	286,581
3.45%, 03/15/23(b)	100	98,299
3.65%, 09/21/21(b)	60	60,035
3.88%, 09/21/23(b)	350	349,758
PACCAR Financial Corp.
2.05%, 11/13/20	45	43,944
2.30%, 08/10/22	150	143,649
2.80%, 03/01/21	70	69,191
3.15%, 08/09/21	55	54,715
Toyota Motor Corp.
3.18%, 07/20/21	75	74,936
3.42%, 07/20/23	175	174,022
Toyota Motor Credit Corp.
1.90%, 04/08/21	318	307,280
1.95%, 04/17/20	625	615,069
2.15%, 03/12/20	170	167,948
2.15%, 09/08/22	150	142,712
2.20%, 01/10/20	60	59,435
2.60%, 01/11/22	565	551,474
2.70%, 01/11/23	100	96,468
2.75%, 05/17/21	225	221,796
2.80%, 07/13/22	200	195,614
2.95%, 04/13/21	400	396,836
3.30%, 01/12/22	108	107,773

Security	Par (000)	Value

Auto Manufacturers (continued)
3.45%, 09/20/23	$350	$346,899
Volkswagen Group of America Finance LLC, 2.40%,
05/22/20(b)	200	196,410

		27,222,894

Auto Parts & Equiptment — 0.1%
American Axle & Manufacturing Inc.
6.63%, 10/15/22 (Call 10/15/19)	175	177,867
7.75%, 11/15/19	40	41,403
Goodyear Tire & Rubber Co. (The), 8.75%, 08/15/20	65	69,739
IHO Verwaltungs GmbH (4.88% PIK), 4.13%, 09/15/21 (Call 09/15/19)(b)(e)	200	193,770
Toyota Industries Corp., 3.24%, 03/16/23 (Call 02/16/23)(b)	250	245,367
Weichai International Hong Kong Energy Group Co. Ltd., 3.75%, (Call 09/14/22)(a)(d)(f)(g)	400	365,312
ZF North America Capital Inc.
4.00%, 04/29/20(b)	150	150,039
4.50%, 04/29/22(b)	200	199,704

		1,443,201

Banks — 11.1%
ABN AMRO Bank NV
2.65%, 01/19/21(b)	500	490,270
3.40%, 08/27/21(b)	200	198,808
4.40%, 03/27/28 (Call 03/27/23)(a)(d)(g)	400	390,880
ADCB Finance Cayman Ltd., 4.50%, 03/06/23(d)	400	399,976
Akbank T.A.S., 4.00%, 01/24/20(d)	200	193,426
Al Ahli Bank of Kuwait KSCP, 3.50%, 04/05/22(d)	200	194,042
Alfa Bank AO Via Alfa Bond Issuance PLC, 7.75%,
04/28/21(d)	200	211,444
Amber Circle Funding Ltd., 3.25%, 12/04/22(d)	1,040	1,009,975
ANZ New Zealand Int’l Ltd./London
2.75%, 01/22/21(b)	250	245,280
2.88%, 01/25/22(b)	250	243,043
ASB Bank Ltd., 3.75%, 06/14/23(b)	250	247,308
Australia & New Zealand Banking Group Ltd.
2.13%, 08/19/20	250	244,610
2.25%, 12/19/19(b)	250	247,468
3.30%, 05/17/21	500	496,925
5.10%, 01/13/20(b)	200	204,360
Australia & New Zealand Banking Group Ltd./New York NY
2.25%, 11/09/20	250	244,363
2.55%, 11/23/21	250	242,173
2.63%, 05/19/22	250	241,018
2.63%, 11/09/22	250	239,888
Axis Bank Ltd./Dubai, 2.88%, 06/01/21(d)	200	193,002
Banco Bilbao Vizcaya Argentaria SA, 3.00%, 10/20/20	225	222,111
Banco Bradesco SA/Cayman Islands
5.75%, 03/01/22(c)(d)	200	204,792
5.90%, 01/16/21(d)	400	409,148
6.75%, 09/29/19(d)	100	102,370
Banco Davivienda SA, 5.88%, 07/09/22(c)(d)	200	208,664
Banco de Bogota SA, 5.38%, 02/19/23(d)	200	200,148
Banco de Credito del Peru/Panama, 6.13%, 04/24/27 (Call 04/24/22)(a)(d)(g)	120	125,390
Banco del Estado de Chile
3.88%, 02/08/22(b)	300	298,686
4.13%, 10/07/20(b)	200	201,772
Banco do Brasil SA/Cayman Islands
3.88%, 10/10/22	200	190,006
5.38%, 01/15/21(d)	100	101,357

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued)	iShares® Core 1-5 Year USD Bond ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
5.88%, 01/26/22(c)(d)	$200	$203,446
5.88%, 01/19/23(c)(d)	1,200	1,219,764
8.50%, (a)(d)(f)(g)	100	106,916
Banco Nacional de Costa Rica, 5.88%, 04/25/21(d)	200	192,400
Banco Santander SA
3.13%, 02/23/23	200	188,570
3.50%, 04/11/22	200	195,434
3.85%, 04/12/23	400	387,836
Banco Votorantim SA, 7.38%, 01/21/20(c)(d)	100	103,632
Bancolombia SA, 5.13%, 09/11/22	397	399,299
Bank of America Corp.
2.15%, 11/09/20 (Call 11/09/19)	425	414,957
2.33%, 10/01/21 (Call 10/01/20)(a)(g)	120	117,168
2.37%, 07/21/21 (Call 07/21/20)(a)(g)	1,365	1,338,778
2.50%, 10/21/22 (Call 10/21/21)	1,475	1,402,902
2.63%, 10/19/20	390	384,676
2.63%, 04/19/21	295	289,622
2.74%, 01/23/22 (Call 01/23/21)(a)(g)	425	416,967
2.82%, 07/21/23 (Call 07/21/22)(a)(g)	100	96,218
2.88%, 04/24/23 (Call 04/24/22)(a)(g)	725	701,249
3.00%, 12/20/23 (Call 12/20/22)(a)(g)	2,548	2,453,444
3.12%, 01/20/23 (Call 01/20/22)(a)(g)	525	513,172
3.30%, 01/11/23	50	48,893
3.50%, 05/17/22 (Call 05/17/21)(a)(g)	50	49,805
3.86%, 07/23/24 (Call 07/23/23)(a)(g)	250	247,812
5.00%, 05/13/21	620	641,973
5.63%, 07/01/20	100	103,697
5.70%, 01/24/22	675	716,080
Series L, 2.25%, 04/21/20	524	515,873
Bank of China Hong Kong Ltd., 5.90%,
(Call 09/14/23)(a)(b)(f)(g)	200	199,474
Bank of China Ltd./Hong Kong, 2.88%, 06/30/20(d)	200	197,414
Bank of China Ltd./Luxembourg, 2.25%, 07/12/21(d)	200	192,150
Bank of China Ltd./Macau, 2.88%, 04/20/22(d)	400	387,780
Bank of China Ltd./Paris, 3.19%, 11/22/22,
(3 mo. LIBOR US + 0.88%)(a)(d)	1,000	1,001,970
Bank of China Ltd./Singapore, 3.30%, 04/17/23, (3 mo. LIBOR US + 0.85%)(a)(d)	900	900,423
Bank of Communications Co. Ltd., 4.50%, 10/03/24
(Call 10/03/19)(a)(d)(g)	700	699,916
Bank of Communications Co. Ltd./Hong Kong 3.22%, 12/04/22, (3 mo. LIBOR US +0.9%)(a)(d)	400	401,108
3.40%, 05/15/20, (3 mo. LIBOR US + 0.780%)(a)(d)	200	200,224
Bank of East Asia Ltd. (The), 6.13%, 07/16/20(d)	200	207,012
Bank of India/Jersey, 3.13%, 05/06/20(d)	200	196,672
Bank of Ireland Group PLC, 4.50%, 11/25/23(b)	200	198,214
Bank of Montreal
1.90%, 08/27/21	1,710	1,639,035
2.10%, 06/15/20	325	319,332
2.35%, 09/11/22	275	262,831
Bank of New York Mellon Corp. (The)
2.05%, 05/03/21 (Call 04/03/21)	535	517,548
2.45%, 11/27/20 (Call 10/27/20)	315	309,639
2.50%, 04/15/21 (Call 03/15/21)	200	195,842
2.60%, 08/17/20 (Call 07/17/20)	2,000	1,978,000
2.60%, 02/07/22 (Call 01/07/22)	200	194,562
2.66%, 05/16/23 (Call 05/16/22)(a)(g)	286	275,858
2.95%, 01/29/23 (Call 12/29/22)	150	145,866
3.45%, 08/11/23	100	99,150
3.50%, 04/28/23	50	49,641

Security	Par (000)	Value

Banks (continued)
3.55%, 09/23/21 (Call 08/23/21)	$153	$153,505
Series G, 2.15%, 02/24/20 (Call 01/24/20)	50	49,383
Bank of Nova Scotia (The)
1.85%, 04/14/20	30	29,452
2.35%, 10/21/20	300	294,606
2.45%, 09/19/22	355	340,701
2.70%, 03/07/22	510	495,618
2.80%, 07/21/21	103	101,282
3.13%, 04/20/21	750	744,600
4.65%, (Call 10/12/22)(a)(f)(g)	250	231,450
Banque Federative du Credit Mutuel SA
2.50%, 04/13/21(b)	200	194,582
2.70%, 07/20/22(b)	200	192,430
3.75%, 07/20/23(b)	250	247,530
Barclays Bank PLC
2.65%, 01/11/21 (Call 12/11/20)	2,100	2,055,354
10.18%, 06/12/21(b)	100	113,820
Barclays PLC
2.75%, 11/08/19	200	198,698
3.20%, 08/10/21	650	635,895
3.25%, 01/12/21	675	665,212
3.68%, 01/10/23 (Call 01/10/22)	200	193,582
BB&T Corp.
2.05%, 05/10/21 (Call 04/09/21)	507	490,452
2.15%, 02/01/21 (Call 01/01/21)	200	194,760
2.45%, 01/15/20 (Call 12/15/19)	405	401,359
2.63%, 06/29/20 (Call 05/29/20)	160	158,291
2.75%, 04/01/22 (Call 03/01/22)	100	97,439
5.25%, 11/01/19	150	152,877
BBVA Banco Continental SA, 5.00%, 08/26/22(b)	350	357,455
BBVA Bancomer SA/Texas
6.50%, 03/10/21(d)	898	924,787
7.25%, 04/22/20(d)	200	205,750
BNG Bank NV
1.75%, 03/24/20(b)	550	540,765
2.13%, 12/14/20(b)	500	490,355
2.38%, 02/01/22(b)	700	682,682
2.50%, 02/16/21(b)	250	246,715
2.50%, 01/23/23(b)	500	486,370
3.00%, 09/20/23(b)(c)	500	494,240
BNP Paribas SA
2.38%, 05/21/20	300	295,953
3.25%, 03/03/23	270	264,127
3.50%, 03/01/23(b)	500	485,480
5.00%, 01/15/21	450	464,206
BNZ International Funding Ltd./London
2.65%, 11/03/22(b)	250	238,340
3.38%, 03/01/23(b)	500	488,105
BOS Funding Ltd., 3.37%, 06/08/20(d)	200	196,508
BPCE SA
2.25%, 01/27/20	250	246,678
2.75%, 12/02/21	250	243,270
3.00%, 05/22/22(b)	250	240,965
4.00%, 09/12/23(b)	250	245,300
5.70%, 10/22/23(b)	250	258,702
Branch Banking & Trust Co., 2.25%, 06/01/20
(Call 05/01/20)	250	246,140
Caixa Economica Federal, 3.50%, 11/07/22(d)	200	191,604

14	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® Core 1-5 Year USD Bond ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
Canadian Imperial Bank of Commerce
2.10%, 10/05/20	$250	$244,263
2.55%, 06/16/22	295	284,029
2.70%, 02/02/21	400	393,468
3.50%, 09/13/23	250	246,768
Capital One Financial Corp.
2.40%, 10/30/20 (Call 09/30/20)	667	651,305
2.50%, 05/12/20 (Call 04/12/20)	658	648,393
3.05%, 03/09/22 (Call 02/09/22)	635	619,773
3.20%, 01/30/23 (Call 12/30/22)	550	531,668
3.45%, 04/30/21 (Call 03/30/21)	250	248,920
4.75%, 07/15/21	330	339,355
Capital One N.A.
2.25%, 09/13/21 (Call 08/13/21)	250	239,855
2.35%, 01/31/20 (Call 12/31/19)	275	271,425
2.65%, 08/08/22 (Call 07/08/22)	250	239,515
CBQ Finance Ltd.
3.25%, 06/13/21(d)	200	194,778
5.00%, 05/24/23(d)	300	300,840
China CITIC Bank Corp. Ltd.
3.23%, 12/14/20, (3 mo. LIBOR US +0.9%)(a)(d)	300	300,204
3.33%, 12/14/22, (3 mo. LIBOR US + 1.000%)(a)(d)	800	801,040
China CITIC Bank International Ltd., Series 2, 6.88%, 06/24/20(d)	205	212,864
China Construction Bank Asia Corp. Ltd. 3.25%, 07/02/19(d)	200	199,676
4.25%, 08/20/24 (Call 08/20/19)(a)(d)(g)	550	550,033
China Construction Bank Corp., 3.88%, 05/13/25
(Call 05/13/20)(a)(d)(g)	700	693,707
China Development Bank
2.13%, 06/01/21(d)	200	192,234
2.50%, 10/09/20(d)	200	195,974
2.63%, 01/24/22(d)	1,300	1,256,476
China Development Bank Corp./Hong Kong, 1.88%, 11/03/21(d)	200	189,546
China Everbright Bank Co. Ltd., 2.50%, 03/08/20(d)	200	196,034
CIMB Bank Bhd, 3.26%, 03/15/22(d)	400	390,284
CIT Group Inc.
4.13%, 03/09/21 (Call 02/09/21)	100	99,671
5.00%, 08/15/22	250	251,340
5.00%, 08/01/23	200	200,754
5.38%, 05/15/20	60	61,585
Citibank N.A.
2.10%, 06/12/20 (Call 05/12/20)	500	490,755
2.13%, 10/20/20 (Call 09/20/20)	500	488,090
CITIC Ltd.
2.80%, 12/14/21(d)	200	191,954
6.38%, 04/10/20(d)	200	206,556
6.80%, 01/17/23(d)	300	326,958
8.63%, (Call 11/22/18), (5 year CMT + 7.816%)(a)(d)(f)(g)	200	200,650
Citigroup Inc.
2.35%, 08/02/21	200	193,446
2.40%, 02/18/20	670	662,657
2.65%, 10/26/20	625	615,437
2.70%, 03/30/21	575	563,086
2.75%, 04/25/22 (Call 03/25/22)	1,650	1,592,860
2.88%, 07/24/23 (Call 07/24/22)(a)(g)	1,257	1,209,963
2.90%, 12/08/21 (Call 11/08/21)	450	439,798
3.14%, 01/24/23 (Call 01/24/22)(a)(g)	1,150	1,123,745

Security	Par (000)	Value

Banks (continued)
4.05%, 07/30/22	$475	$476,491
4.50%, 01/14/22	350	357,759
Citizens Bank N.A./Providence RI
2.25%, 03/02/20 (Call 02/03/20)	250	246,423
2.45%, 12/04/19 (Call 11/04/19)	250	248,062
2.55%, 05/13/21 (Call 04/13/21)	500	486,425
Citizens Financial Group Inc., 2.38%, 07/28/21
(Call 06/28/21)	91	87,599
Comerica Inc., 3.70%, 07/31/23 (Call 07/01/23)	200	198,286
Commonwealth Bank of Australia
1.75%, 11/07/19(b)	250	246,600
2.00%, 09/06/21(b)	400	382,836
2.25%, 03/10/20(b)	500	493,130
2.50%, 09/18/22(b)	550	525,657
2.75%, 03/10/22(b)	345	334,757
3.45%, 03/16/23(b)	150	148,203
Commonwealth Bank of Australia/New York NY, 2.30%, 03/12/20	250	246,780
Compass Bank
2.88%, 06/29/22 (Call 05/29/22)	250	239,945
3.50%, 06/11/21 (Call 05/11/21)	250	247,845
Cooperatieve Rabobank UA
3.88%, 02/08/22	425	427,265
3.88%, 09/26/23(b)	300	298,410
4.50%, 01/11/21	50	51,030
Cooperatieve Rabobank UA/NY
2.25%, 01/14/20	550	544,016
2.50%, 01/19/21	750	733,942
2.75%, 01/10/22	250	242,888
2.75%, 01/10/23	650	623,538
3.13%, 04/26/21	250	247,658
Credit Agricole SA/London
3.38%, 01/10/22(b)	250	244,700
3.75%, 04/24/23(b)	250	244,463
Credit Bank of Moscow Via CBOM Finance PLC, 5.88%, 11/07/21(d)	200	194,554
Credit Suisse AG/New York NY
3.00%, 10/29/21	325	319,858
5.40%, 01/14/20	775	792,275
Credit Suisse Group AG
3.00%, 12/14/23 (Call 12/14/22)(a)(b)(g)	250	237,780
3.57%, 01/09/23 (Call 01/09/22)(b)	415	404,687
4.21%, 06/12/24 (Call 06/12/23)(a)(b)(g)	250	248,347
Credit Suisse Group Funding Guernsey Ltd.
2.75%, 03/26/20	850	840,981
3.13%, 12/10/20	950	939,493
3.80%, 09/15/22	250	247,443
3.80%, 06/09/23	300	294,573
Danske Bank A/S
2.70%, 03/02/22(b)	250	238,958
3.88%, 09/12/23(b)	250	243,038
DBS Group Holdings Ltd., 3.60%, (Call 09/07/21)(a)(d)(f)(g)	200	191,908
Deutsche Bank AG
3.13%, 01/13/21	925	902,337
3.38%, 05/12/21	500	489,815
4.30%, 05/24/28 (Call 05/24/23)(a)(g)	400	360,336
Deutsche Bank AG/New York NY
2.70%, 07/13/20	125	122,139
3.15%, 01/22/21	250	243,068
3.30%, 11/16/22	250	236,055

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued)	iShares® Core 1-5 Year USD Bond ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
3.95%, 02/27/23	$300	$288,561
4.25%, 02/04/21	205	204,174
4.25%, 10/14/21	300	297,507
Development Bank of Kazakhstan JSC, 4.13%, 12/10/22(d)	400	392,452
Dexia Credit Local SA
2.25%, 02/18/20(b)	250	247,378
2.38%, 09/20/22(b)	1,500	1,446,120
DIB Sukuk Ltd., 3.66%, 02/14/22(d)	600	585,054
Discover Bank
3.10%, 06/04/20 (Call 05/04/20)	750	743,872
3.20%, 08/09/21 (Call 07/09/21)	250	246,015
3.35%, 02/06/23 (Call 01/06/23)	250	241,605
DNB Bank ASA
2.13%, 10/02/20(b)	400	389,056
2.38%, 06/02/21(b)	200	193,448
EIB Sukuk Co. Ltd., 3.54%, 05/31/21(d)	200	198,092
Emirates NBD PJSC, 3.25%, 11/19/19(d)	200	199,484
Fifth Third Bancorp.
2.60%, 06/15/22 (Call 05/15/22)	325	312,494
2.88%, 07/27/20 (Call 06/27/20)	375	371,719
3.50%, 03/15/22 (Call 02/15/22)	200	198,544
Fifth Third Bank/Cincinnati OH
2.88%, 10/01/21 (Call 09/01/21)	250	245,018
3.35%, 07/26/21 (Call 06/26/21)	200	198,992
First Abu Dhabi Bank PJSC
2.25%, 02/11/20(d)	200	196,884
5.25%, (Call 06/17/20),
(5 year USD Swap + 3.350%)(a)(d)(f)(g)	200	198,538
First Gulf Bank PJSC, 3.25%, 01/14/19(d)	200	199,996
First Republic Bank/CA, 2.50%, 06/06/22 (Call 05/06/22)	550	526,944
Global Bank Corp., 4.50%, 10/20/21(d)	200	198,056
Goldman Sachs Group Inc. (The)
2.30%, 12/13/19 (Call 11/13/19)	450	445,441
2.35%, 11/15/21 (Call 11/15/20)	875	841,846
2.60%, 04/23/20 (Call 03/23/20)	675	668,014
2.60%, 12/27/20 (Call 12/27/19)	245	240,276
2.63%, 04/25/21 (Call 03/25/21)	750	733,215
2.75%, 09/15/20 (Call 08/15/20)	495	489,010
2.88%, 02/25/21 (Call 01/25/21)	150	147,696
2.88%, 10/31/22 (Call 10/31/21)(a)(g)	774	752,313
2.91%, 06/05/23 (Call 06/05/22)(a)(g)	780	751,967
2.91%, 07/24/23 (Call 07/24/22)(a)(g)	865	832,018
3.00%, 04/26/22 (Call 04/26/21)	885	861,565
3.20%, 02/23/23 (Call 01/23/23)	875	850,045
3.63%, 01/22/23	85	84,082
5.25%, 07/27/21	1,012	1,052,531
5.38%, 03/15/20	200	205,342
5.75%, 01/24/22	906	957,307
Series D, 6.00%, 06/15/20	150	155,945
Halyk Savings Bank of Kazakhstan JSC, 7.25%, 01/28/21(d)	200	210,870
HSBC Bank PLC, 4.13%, 08/12/20(b)	410	415,297
HSBC Bank USA N.A., 4.88%, 08/24/20	250	255,812
HSBC Holdings PLC
2.65%, 01/05/22	1,350	1,305,693
2.95%, 05/25/21	300	294,978
3.03%, 11/22/23 (Call 11/22/22)(a)(g)	200	192,352
3.26%, 03/13/23 (Call 03/13/22)(a)(g)	450	439,839
3.40%, 03/08/21	850	845,809
3.60%, 05/25/23	250	246,138

Security	Par (000)	Value

Banks (continued)
3.95%, 05/18/24 (Call 05/18/23)(a)(g)	$400	$396,284
4.00%, 03/30/22	550	555,005
5.10%, 04/05/21	500	517,115
HSBC USA Inc.
2.35%, 03/05/20	300	296,439
2.38%, 11/13/19	350	347,392
2.75%, 08/07/20	400	396,096
Huntington Bancshares Inc./OH
2.30%, 01/14/22 (Call 12/14/21)	459	438,942
3.15%, 03/14/21 (Call 02/14/21)	50	49,457
Huntington National Bank (The)
2.50%, 08/07/22 (Call 07/07/22)	275	263,120
2.88%, 08/20/20 (Call 07/20/20)	250	247,393
3.25%, 05/14/21 (Call 04/14/21)	250	248,140
ICICI Bank Ltd./Dubai
3.13%, 08/12/20(d)	200	196,730
3.25%, 09/09/22(d)	400	382,836
3.50%, 03/18/20(d)	400	397,428
4.80%, 05/22/19(d)	200	201,378
Industrial & Commercial Bank of China (Asia) Ltd., 5.13%, 11/30/20(d)	200	205,192
Industrial & Commercial Bank of China Ltd., 2.50%, 06/16/21(d)	200	192,952
Industrial & Commercial Bank of China Ltd./Hong Kong, 2.88%, 02/21/22(d)	400	386,700
Industrial & Commercial Bank of China Ltd./New York NY,
2.96%, 11/08/22	250	240,595
Industrial & Commercial Bank of China Ltd./Singapore 1.88%, 08/11/19(d)	200	197,618
3.44%, 04/24/22, (3 mo. LIBOR US + 0.950%)(a)(d)	797	800,260
Industrial & Commercial Bank of China Macau Ltd., 3.88%, 09/10/24 (Call 09/10/19), (5 year CMT + 2.250%)(a)(d)(g)	1,200	1,196,028
Industrial Bank Co. Ltd./Hong Kong, 2.00%, 09/21/19(d)	200	196,760
Industrial Bank of Korea, 3.16%, 08/02/21,
(3 mo. LIBOR US +0.6%)(a)(d)	200	200,446
Industrial Senior Trust, 5.50%, 11/01/22(d)	100	97,624
ING Bank NV
2.45%, 03/16/20(b)	400	394,832
2.75%, 03/22/21(b)	250	245,108
ING Groep NV
3.15%, 03/29/22	400	389,056
4.10%, 10/02/23	575	571,561
4.70%, 03/22/28 (Call 03/22/23)(a)(d)(g)	400	394,156
Intesa Sanpaolo SpA
3.13%, 07/14/22(b)	250	227,210
3.38%, 01/12/23(b)	200	181,006
6.50%, 02/24/21(b)	100	102,275
Itau Unibanco Holding SA/Cayman Islands
5.50%, 08/06/22(c)(d)	600	609,216
5.75%, 01/22/21(c)(d)	485	496,606
6.20%, 12/21/21(c)(d)	500	518,740
JPMorgan Chase & Co.
2.25%, 01/23/20 (Call 12/23/19)	975	963,271
2.30%, 08/15/21 (Call 08/15/20)	1,339	1,296,098
2.40%, 06/07/21 (Call 05/07/21)	100	97,409
2.55%, 10/29/20 (Call 09/29/20)	1,810	1,779,556
2.55%, 03/01/21 (Call 02/01/21)	500	490,070
2.70%, 05/18/23 (Call 03/18/23)	25	23,884
2.75%, 06/23/20 (Call 05/23/20)	845	836,744
2.78%, 04/25/23 (Call 04/25/22)(a)(g)	509	492,575

16	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® Core 1-5 Year USD Bond ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
3.20%, 01/25/23	$1,275	$1,247,830
3.25%, 09/23/22	625	616,500
3.38%, 05/01/23	625	609,331
3.51%, 06/18/22 (Call 06/18/21)(a)(g)	250	249,452
3.56%, 04/23/24 (Call 04/23/23)(a)(g)	500	492,325
4.25%, 10/15/20	480	487,421
4.35%, 08/15/21	388	396,641
4.40%, 07/22/20	550	559,366
4.50%, 01/24/22	1,615	1,659,203
4.63%, 05/10/21	350	359,800
JPMorgan Chase Bank N.A., 2.60%, 02/01/21 (Call 02/01/20)(a)(g)	250	247,653
Kasikornbank PCL/Hong Kong, 2.38%, 04/06/22(d)	400	378,604
KEB Hana Bank, 2.50%, 06/12/19(d)	200	198,990
KeyBank N.A./Cleveland OH
2.40%, 06/09/22	250	239,828
3.38%, 03/07/23	250	246,325
KeyCorp.
2.90%, 09/15/20	315	312,118
5.10%, 03/24/21	196	203,017
KfW
1.50%, 04/20/20	1,950	1,909,381
1.50%, 06/15/21	500	480,440
1.63%, 05/29/20	1,620	1,586,693
1.63%, 03/15/21	990	958,072
1.75%, 03/31/20	900	885,330
1.75%, 09/15/21	25	24,092
1.88%, 06/30/20	1,505	1,478,256
1.88%, 11/30/20	750	732,862
1.88%, 12/15/20	300	292,938
2.00%, 11/30/21	275	266,241
2.00%, 09/29/22	140	134,169
2.00%, 10/04/22	1,100	1,054,097
2.13%, 03/07/22(c)	1,465	1,418,486
2.13%, 06/15/22	678	654,778
2.13%, 01/17/23	1,020	979,200
2.38%, 08/25/21(c)	38	37,282
2.38%, 12/29/22	2,089	2,025,369
2.63%, 04/12/21	1,050	1,039,468
2.63%, 01/25/22	505	497,294
2.75%, 09/08/20	275	273,793
2.75%, 10/01/20	555	552,247
2.88%, 05/05/22(d)	500	495,440
4.00%, 01/27/20	700	709,149
Kookmin Bank, 2.25%, 02/03/21(d)	300	290,727
Korea Development Bank (The)
1.38%, 09/12/19	200	197,152
2.25%, 05/18/20	200	196,802
3.00%, 03/17/19	200	199,998
3.00%, 09/14/22	420	409,105
3.01%, 09/19/20, (3 mo. LIBOR US + 0.675%)(a)	250	251,020
3.02%, 02/27/22, (3 mo. LIBOR US + 0.705%)(a)	300	300,549
4.63%, 11/16/21	450	464,013
Krung Thai Bank PCL/Cayman Islands, 5.20%, 12/26/24 (Call 12/26/19)(a)(d)(g)	200	201,756
Landeskreditbank Baden-Wuerttemberg Foerderbank,
1.38%, 07/21/21(d)	500	477,425
Landwirtschaftliche Rentenbank
1.63%, 08/18/20(d)	200	195,222
1.88%, 01/22/20(d)	700	691,418

Security	Par (000)	Value

Banks (continued)
2.25%, 10/01/21	$120	$117,216
2.38%, 03/24/21(d)	500	492,190
Series 36, 2.00%, 12/06/21	125	120,975
Lloyds Bank PLC
2.70%, 08/17/20	250	246,443
3.30%, 05/07/21	200	198,570
5.80%, 01/13/20(b)	100	102,808
Lloyds Banking Group PLC
2.91%, 11/07/23 (Call 11/07/22)(a)(g)	1,025	974,426
3.00%, 01/11/22	325	315,588
3.10%, 07/06/21	300	294,885
4.05%, 08/16/23	200	198,024
M&T Bank Corp., 3.55%, 07/26/23 (Call 06/26/23)	225	223,133
Macquarie Bank Ltd., 2.85%, 07/29/20(b)	250	247,193
Macquarie Group Ltd.
3.19%, 11/28/23 (Call 11/28/22)(a)(b)(g)	250	239,085
4.15%, 03/27/24 (Call 03/27/23)(a)(b)(g)	200	198,284
6.00%, 01/14/20(b)	140	144,053
Malayan Banking Bhd, 3.91%, 10/29/26
(Call 10/29/21)(a)(d)(g)	200	197,096
Manufacturers & Traders Trust Co., 2.63%, 01/25/21 (Call 12/25/20)	500	491,360
Mitsubishi UFJ Financial Group Inc.
2.19%, 09/13/21	250	240,438
2.67%, 07/25/22	1,975	1,903,979
2.95%, 03/01/21	459	452,840
3.00%, 02/22/22	52	50,901
3.46%, 03/02/23	500	492,880
3.54%, 07/26/21	100	99,884
3.76%, 07/26/23	250	248,515
Mitsubishi UFJ Trust & Banking Corp., 2.65%, 10/19/20(b)	250	245,978
Mizuho Bank Ltd.
2.40%, 03/26/20(b)	200	197,474
2.70%, 10/20/20(b)	250	246,110
Mizuho Financial Group Inc.
2.27%, 09/13/21	200	192,374
2.60%, 09/11/22	250	238,700
2.63%, 04/12/21(b)	300	292,851
2.95%, 02/28/22	600	584,076
3.55%, 03/05/23	500	493,270
3.92%, 09/11/24 (Call 09/11/23)(a)(g)	250	248,727
Morgan Stanley
2.50%, 04/21/21	1,720	1,675,074
2.63%, 11/17/21	760	737,185
2.65%, 01/27/20	675	670,167
2.75%, 05/19/22	1,800	1,740,024
2.80%, 06/16/20	2,440	2,418,308
3.13%, 01/23/23	1,000	969,120
3.75%, 02/25/23	525	521,052
4.10%, 05/22/23	500	499,005
4.88%, 11/01/22	360	371,099
5.50%, 01/26/20	58	59,532
5.50%, 07/24/20	500	516,720
5.50%, 07/28/21	275	287,911
5.75%, 01/25/21	400	418,136
MUFG Americas Holdings Corp., 2.25%, 02/10/20 (Call 01/10/20)	250	248,177
MUFG Bank Ltd., 2.30%, 03/05/20(b)	652	643,361

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued)	iShares® Core 1-5 Year USD Bond ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
National Australia Bank Ltd./New York
1.88%, 07/12/21	$250	$239,173
2.25%, 01/10/20	250	247,243
2.50%, 01/12/21	250	244,493
2.50%, 05/22/22	500	479,405
2.63%, 07/23/20	350	345,656
2.80%, 01/10/22	250	243,250
3.63%, 06/20/23	500	496,630
National Bank of Canada, 2.15%, 06/12/20 (Call 05/12/20)	250	245,488
NBK SPC Ltd., 2.75%, 05/30/22(d)	200	192,054
Nederlandse Waterschapsbank NV, 1.63%, 03/04/20(b)	200	196,506
NongHyup Bank, 1.88%, 09/12/21(d)	600	569,874
Nordea Bank AB
2.13%, 05/29/20(b)	600	588,108
2.25%, 05/27/21(b)	300	289,608
2.50%, 09/17/20(b)	200	196,396
3.75%, 08/30/23(b)	250	246,135
4.88%, 01/14/21(b)	200	205,372
4.88%, 05/13/21(b)	250	254,457
Northern Trust Corp.
2.38%, 08/02/22	100	96,064
3.38%, 08/23/21	150	150,263
NRW Bank, 1.75%, 08/17/20(d)	500	488,395
Oesterreichische Kontrollbank AG
1.38%, 02/10/20	250	245,165
1.50%, 10/21/20	815	791,528
1.75%, 01/24/20	350	345,079
1.88%, 01/20/21	350	341,180
2.38%, 10/01/21	215	210,595
PNC Bank N.A.
2.15%, 04/29/21 (Call 03/30/21)(h)	250	242,345
2.50%, 01/22/21 (Call 12/22/20)(h)	250	245,210
2.63%, 02/17/22 (Call 01/17/22)(h)	850	825,410
2.70%, 11/01/22 (Call 10/01/22)(h)	350	336,119
3.50%, 06/08/23 (Call 05/08/23)(h)	500	496,340
PNC Financial Services Group Inc. (The)
4.38%, 08/11/20(h)	100	101,691
5.13%, 02/08/20(h)	400	409,212
Popular Inc., 6.13%, 09/14/23 (Call 08/14/23)	100	100,787
QNB Finance Ltd., 2.88%, 04/29/20(d)	200	197,516
QNB Finansbank AS, 4.88%, 05/19/22(d)	400	370,528
Rakfunding Cayman Ltd., 3.25%, 06/24/19(d)	362	360,472
Regions Bank/Birmingham AL
2.75%, 04/01/21 (Call 03/01/21)	250	244,873
3.37%, 08/13/21 (Call 08/13/20)(a)(g)	250	248,810
Regions Financial Corp.
2.75%, 08/14/22 (Call 07/14/22)	160	153,749
3.20%, 02/08/21 (Call 01/08/21)	325	322,257
3.80%, 08/14/23 (Call 07/14/23)	50	49,565
Royal Bank of Canada
2.13%, 03/02/20	200	197,382
2.15%, 10/26/20	750	733,522
2.30%, 03/22/21	90	87,926
2.35%, 10/30/20	250	245,495
2.50%, 01/19/21	215	211,152
2.75%, 02/01/22	75	73,300
3.20%, 04/30/21	1,250	1,244,850
3.70%, 10/05/23	220	218,816

Security	Par (000)	Value

Banks (continued)
Royal Bank of Scotland Group PLC
3.50%, 05/15/23 (Call 05/15/22)(a)(g)	$270	$260,096
3.88%, 09/12/23	500	481,060
4.52%, 06/25/24 (Call 06/25/23)(a)(g)	350	346,556
6.13%, 12/15/22	575	594,987
Santander Holdings USA Inc.
3.40%, 01/18/23 (Call 12/19/22)	100	95,406
3.70%, 03/28/22 (Call 02/28/22)	425	417,235
Santander UK Group Holdings PLC
2.88%, 10/16/20	200	197,158
2.88%, 08/05/21	200	193,824
3.13%, 01/08/21	340	335,318
3.37%, 01/05/24 (Call 01/05/23)(a)(g)	200	190,952
3.57%, 01/10/23 (Call 01/10/22)	200	193,136
Santander UK PLC
2.38%, 03/16/20	300	296,217
3.40%, 06/01/21	250	248,407
Shinhan Bank Co. Ltd., 3.88%, 12/07/26 (Call 12/07/21), (5 year CMT + 2.150%)(a)(d)(g)	400	393,264
SIB Sukuk Co. III Ltd., 3.08%, 09/08/21(d)	250	242,588
Skandinaviska Enskilda Banken AB
1.88%, 09/13/21	250	238,298
2.30%, 03/11/20	250	246,408
2.45%, 05/27/20(b)	250	246,395
2.63%, 11/17/20(b)	500	491,115
3.25%, 05/17/21(b)	500	496,110
Skysea International Capital Management Ltd., 4.88%, 12/07/21(d)	400	410,104
Societe Generale SA
2.50%, 04/08/21(b)	200	194,816
4.25%, 09/14/23(b)	200	198,316
5.20%, 04/15/21(b)	300	310,725
Standard Chartered PLC
2.25%, 04/17/20(b)	200	196,316
3.05%, 01/15/21(b)(c)	910	895,267
3.89%, 03/15/24 (Call 03/15/23)(a)(b)(g)	400	389,332
4.25%, 01/20/23 (Call 01/20/22)(a)(b)(g)	500	499,465
5.70%, 01/25/22(d)	250	258,495
State Bank of India/London
3.25%, 01/24/22(d)	240	232,346
3.62%, 04/17/19(d)	200	200,092
State Savings Bank of Ukraine Via SSB #1 PLC, 9.38%, 03/10/23(d)(i)	500	500,750
State Street Corp.
1.95%, 05/19/21	354	341,773
2.55%, 08/18/20	360	355,939
2.65%, 05/15/23 (Call 05/15/22)(a)(g)	350	338,082
4.38%, 03/07/21	102	104,327
Sumitomo Mitsui Banking Corp.
2.51%, 01/17/20	500	495,440
2.65%, 07/23/20	250	246,675
3.20%, 07/18/22	500	490,715
Sumitomo Mitsui Financial Group Inc.
2.06%, 07/14/21	750	720,247
2.44%, 10/19/21	275	265,837
2.78%, 07/12/22	500	483,180
2.78%, 10/18/22	380	365,818
2.85%, 01/11/22	299	291,358
2.93%, 03/09/21	308	303,697
3.10%, 01/17/23	325	316,202

18	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® Core 1-5 Year USD Bond ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
3.75%, 07/19/23	$200	$198,954
3.94%, 10/16/23(c)	200	200,490
Suncorp-Metway Ltd., 2.38%, 11/09/20(b)	250	243,840
SunTrust Bank/Atlanta GA
2.25%, 01/31/20 (Call 12/31/19)	25	24,701
2.45%, 08/01/22 (Call 07/01/22)	625	597,669
3.50%, 08/02/22 (Call 08/02/21)(a)(g)	150	149,126
SunTrust Banks Inc.
2.70%, 01/27/22 (Call 12/27/21)	680	659,131
2.90%, 03/03/21 (Call 02/03/21)	675	664,888
Svenska Handelsbanken AB
1.88%, 09/07/21	250	238,638
1.95%, 09/08/20	100	97,344
2.40%, 10/01/20	750	736,252
3.35%, 05/24/21	415	412,738
5.13%, 03/30/20(b)	100	102,524
Swedbank AB, 2.65%, 03/10/21(b)	250	245,118
Synchrony Bank
3.00%, 06/15/22 (Call 05/15/22)	300	287,007
3.65%, 05/24/21 (Call 04/24/21)	250	246,848
Synovus Financial Corp., 3.13%, 11/01/22 (Call 10/01/22)	270	256,932
TC Ziraat Bankasi AS, 5.13%, 05/03/22(d)	200	177,910
Toronto-Dominion Bank (The)
1.80%, 07/13/21	446	428,182
1.85%, 09/11/20	500	487,870
2.13%, 04/07/21	210	204,076
2.50%, 12/14/20	225	221,270
2.55%, 01/25/21	250	245,925
3.00%, 06/11/20	500	498,685
3.15%, 09/17/20	200	199,854
3.25%, 06/11/21	100	99,714
3.50%, 07/19/23	1,160	1,154,734
Turkiye Garanti Bankasi AS
4.75%, 10/17/19(d)	200	196,528
6.13%, 05/24/27 (Call 05/24/22)(a)(d)(g)	600	500,628
Turkiye Halk Bankasi AS, 5.00%, 07/13/21(d)	200	170,352
Turkiye Is Bankasi AS
5.00%, 04/30/20(d)	200	189,444
5.38%, 10/06/21(d)	200	176,290
5.50%, 04/21/22(d)	400	345,556
Turkiye Vakiflar Bankasi TAO
5.75%, 01/30/23(d)	200	172,184
6.00%, 11/01/22(d)	200	164,016
6.88%, 02/03/25 (Call 02/03/20)(a)(d)(g)	200	164,184
U.S. Bancorp.
2.35%, 01/29/21 (Call 12/29/20)	127	124,291
2.95%, 07/15/22 (Call 06/15/22)	210	204,635
3.00%, 03/15/22 (Call 02/15/22)	195	191,642
4.13%, 05/24/21 (Call 04/24/21)	112	113,980
Series V, 2.63%, 01/24/22 (Call 12/23/21)	680	661,892
U.S. Bank N.A./Cincinnati OH
2.00%, 01/24/20 (Call 12/24/19)	500	493,035
2.35%, 01/23/20 (Call 12/23/19)	300	297,216
2.85%, 01/23/23 (Call 12/23/22)	250	242,600
UBS AG/London
2.20%, 06/08/20 (Call 05/08/20)(b)	750	735,637
2.45%, 12/01/20 (Call 11/01/20)(b)	300	293,646
UBS AG/Stamford CT, 2.35%, 03/26/20	250	246,763

Security	Par (000)	Value

Banks (continued)
UBS Group Funding Switzerland AG
2.65%, 02/01/22(b)	$250	$241,203
2.86%, 08/15/23 (Call 08/15/22)(a)(b)(g)	450	431,010
2.95%, 09/24/20(b)	750	741,727
3.00%, 04/15/21(b)	250	246,023
3.49%, 05/23/23 (Call 05/23/22)(b)	300	293,166
UniCredit SpA, 3.75%, 04/12/22(b)	250	236,168
United Overseas Bank Ltd.
2.50%, 03/18/20(d)	200	197,962
2.88%, 03/08/27 (Call 03/08/22), (5 year USD Swap + 1.654%)(a)(d)(g)	400	383,652
3.50%, 09/16/26 (Call 09/16/21)(a)(d)(g)	600	590,700
3.75%, 09/19/24 (Call 09/19/19)(a)(d)(g)	400	400,276
Wells Fargo & Co.
2.10%, 07/26/21	585	561,395
2.50%, 03/04/21	645	629,410
2.55%, 12/07/20	625	611,487
2.60%, 07/22/20	585	577,331
2.63%, 07/22/22	880	844,290
3.00%, 01/22/21	125	123,636
3.07%, 01/24/23 (Call 01/24/22)	2,100	2,034,879
3.50%, 03/08/22	1,125	1,115,482
4.60%, 04/01/21	460	470,612
Series N, 2.15%, 01/30/20	346	341,381
Wells Fargo Bank N.A.
2.15%, 12/06/19	250	247,550
2.40%, 01/15/20	500	495,730
2.60%, 01/15/21	550	539,148
3.55%, 08/14/23 (Call 07/14/23)	250	247,255
3.63%, 10/22/21 (Call 09/21/21)	300	299,880
Westpac Banking Corp.
2.00%, 08/19/21	250	239,738
2.10%, 05/13/21	300	289,731
2.15%, 03/06/20	300	295,689
2.50%, 06/28/22	425	407,613
2.60%, 11/23/20	1,300	1,280,097
2.65%, 01/25/21	50	49,147
2.75%, 01/11/23	500	480,865
2.80%, 01/11/22	200	194,902
3.65%, 05/15/23	250	249,055
4.88%, 11/19/19	150	152,679
Woori Bank, 5.25%, (Call 05/16/22), (5 year CMT + 3.347%)(a)(d)(f)(g)	200	194,980
Yapi ve Kredi Bankasi AS
5.50%, 12/06/22(d)	400	328,000
5.75%, 02/24/22(d)	200	181,374
Zions Bancorp. N.A., 3.50%, 08/27/21	250	248,052

		243,910,481

Beverages — 0.6%
Anheuser-Busch InBev Finance Inc.
2.63%, 01/17/23	50	47,331
2.65%, 02/01/21 (Call 01/01/21)	4,115	4,034,058
3.30%, 02/01/23 (Call 12/01/22)	1,540	1,500,314
Anheuser-Busch InBev Worldwide Inc.
2.50%, 07/15/22	110	104,979
3.75%, 01/15/22	400	400,480
6.88%, 11/15/19	50	51,887
Beverages & More Inc., 11.50%, 06/15/22 (Call 06/15/19)(b)	35	27,300

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued)	iShares® Core 1-5 Year USD Bond ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Beverages (continued)
Coca-Cola Co. (The)
1.55%, 09/01/21	$600	$573,810
1.88%, 10/27/20	420	410,432
2.20%, 05/25/22	585	563,770
3.15%, 11/15/20	100	100,147
3.30%, 09/01/21	155	155,759
Constellation Brands Inc.
2.00%, 11/07/19	11	10,856
2.25%, 11/06/20	61	59,473
2.70%, 05/09/22 (Call 04/09/22)	289	278,110
3.20%, 02/15/23 (Call 01/15/23)	400	387,684
3.75%, 05/01/21	160	160,274
3.88%, 11/15/19	60	60,356
4.25%, 05/01/23	250	252,165
Diageo Capital PLC
2.63%, 04/29/23 (Call 01/29/23)	370	354,956
3.00%, 05/18/20	200	199,498
Diageo Investment Corp., 2.88%, 05/11/22	350	342,804
Keurig Dr Pepper Inc.
3.55%, 05/25/21(b)	330	328,492
4.06%, 05/25/23 (Call 04/25/23)(b)	530	527,249
Molson Coors Brewing Co.
2.10%, 07/15/21 (Call 06/15/21)	455	435,635
3.50%, 05/01/22	25	24,731
PepsiCo Inc.
1.70%, 10/06/21 (Call 09/06/21)	100	95,774
1.85%, 04/30/20 (Call 03/30/20)	250	245,640
2.15%, 10/14/20 (Call 09/14/20)	500	491,180
2.25%, 05/02/22 (Call 04/02/22)	281	270,791
2.75%, 03/05/22	125	122,486
3.00%, 08/25/21	252	251,000
3.10%, 07/17/22 (Call 05/17/22)	265	262,766
3.13%, 11/01/20	50	49,985
4.50%, 01/15/20	150	152,578
Pernod Ricard SA, 4.45%, 01/15/22(b)	400	408,796

		13,743,546

Biotechnology — 0.4%
Amgen Inc.
1.85%, 08/19/21 (Call 07/19/21)	370	354,182
2.13%, 05/01/20 (Call 04/01/20)	230	226,177
2.20%, 05/11/20	100	98,424
2.65%, 05/11/22 (Call 04/11/22)	210	202,698
2.70%, 05/01/22 (Call 03/01/22)	350	338,789
3.45%, 10/01/20	100	100,138
3.88%, 11/15/21 (Call 08/15/21)	315	317,933
4.10%, 06/15/21 (Call 03/15/21)	160	162,394
Baxalta Inc., 2.88%, 06/23/20 (Call 05/23/20)	50	49,447
Biogen Inc., 2.90%, 09/15/20	525	520,049
Bio-Rad Laboratories Inc., 4.88%, 12/15/20	305	311,924
Celgene Corp.
2.25%, 08/15/21	360	346,936
2.88%, 08/15/20	925	915,676
3.25%, 08/15/22	250	244,468
3.25%, 02/20/23 (Call 01/20/23)	250	242,430
3.55%, 08/15/22	231	228,473
Gilead Sciences Inc.
1.95%, 03/01/22 (Call 02/01/22)	175	166,878
2.55%, 09/01/20	2,414	2,385,322
3.25%, 09/01/22 (Call 07/01/22)	75	74,205
4.40%, 12/01/21 (Call 09/01/21)	379	388,452

Security	Par (000)	Value

Biotechnology (continued)
4.50%, 04/01/21 (Call 01/01/21)	$175	$179,067
Sotera Health Topco Inc. (8.88% PIK), 8.13%, 11/01/21 (Call 10/27/19)(b)(e)	95	93,825

		7,947,887

Building Materials — 0.1%
CPG Merger Sub LLC, 8.00%, 10/01/21 (Call 10/01/19)(b)	50	50,263
Fortune Brands Home & Security Inc., 4.00%, 09/21/23 (Call 08/21/23)	250	249,862
Griffon Corp., 5.25%, 03/01/22 (Call 03/01/19)	225	210,906
Johnson Controls International PLC, 5.00%, 03/30/20	75	76,535
Masco Corp., 3.50%, 04/01/21 (Call 03/01/21)	40	39,773
Masonite International Corp., 5.63%, 03/15/23 (Call 03/15/19)(b)	120	119,375
Norbord Inc.
5.38%, 12/01/20(b)	40	40,536
6.25%, 04/15/23 (Call 01/15/23)(b)	50	50,831
Omnimax International Inc., 12.00%, 08/15/20 (Call 08/15/19)(b)	100	103,905
Standard Industries Inc./NJ, 5.50%, 02/15/23 (Call 02/15/19)(b)	150	147,019
Summit Materials LLC/Summit Materials Finance Corp.
6.13%, 07/15/23 (Call 07/15/19)	150	146,145
8.50%, 04/15/22 (Call 04/15/19)	50	52,784

		1,287,934

Chemicals — 0.8%
Air Liquide Finance SA, 1.75%, 09/27/21 (Call 08/27/21)(b)	300	285,954
Air Products & Chemicals Inc.
2.75%, 02/03/23	50	48,444
3.00%, 11/03/21	300	297,444
Ashland LLC, 4.75%, 08/15/22 (Call 05/15/22)	250	247,803
Blue Cube Spinco LLC, 9.75%, 10/15/23 (Call 10/15/20)	46	51,099
Bluestar Finance Holdings Ltd., 4.38%, 06/11/20(d)	200	200,272
Braskem Finance Ltd., 5.75%, 04/15/21(d)	400	410,652
Celanese U.S. Holdings LLC
4.63%, 11/15/22	66	67,084
5.88%, 06/15/21	50	52,338
CF Industries Inc.
3.40%, 12/01/21(b)	50	49,054
3.45%, 06/01/23(c)	100	94,892
7.13%, 05/01/20	149	155,109
Chevron Phillips Chemical Co. LLC/Chevron Phillips Chemical Co. LP, 3.30%, 05/01/23 (Call 04/01/23)(b)	160	157,238
CNAC HK Finbridge Co. Ltd.
3.00%, 07/19/20(d)	200	196,456
3.50%, 07/19/22(d)	1,200	1,158,408
4.63%, 03/14/23(d)	700	697,886
CVR Partners LP/CVR Nitrogen Finance Corp., 9.25%, 06/15/23 (Call 06/15/19)(b)	150	158,279
Dow Chemical Co. (The)
3.00%, 11/15/22 (Call 08/15/22)	165	160,185
4.13%, 11/15/21 (Call 08/15/21)	670	680,606
4.25%, 11/15/20 (Call 08/15/20)	280	283,732
Eastman Chemical Co.
2.70%, 01/15/20 (Call 12/15/19)	475	471,456
3.50%, 12/01/21	85	84,731
3.60%, 08/15/22 (Call 05/15/22)	100	99,307
EI du Pont de Nemours & Co.
2.20%, 05/01/20	454	448,847
2.80%, 02/15/23	150	145,292

20	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® Core 1-5 Year USD Bond ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Chemicals (continued)
3.63%, 01/15/21	$300	$302, 040
4.63%, 01/15/20	250	254,258
Equate Petrochemical BV, 3.00%, 03/03/22(d)	400	383,720
EuroChem Mineral & Chemical Co. OJSC via EuroChem Global Investments Ltd., 3.80%, 04/12/20(d)	200	195,998
Hexion Inc.
6.63%, 04/15/20 (Call 12/03/18)	325	287,514
10.00%, 04/15/20 (Call 04/15/19)(c)	58	54,229
10.38%, 02/01/22 (Call 02/01/19)(b)	165	147,842
13.75%, 02/01/22 (Call 02/01/19)(b)	75	47,295
Hexion Inc./Hexion Nova Scotia Finance ULC, 9.00%, 11/15/20 (Call 11/15/18)(c)	150	88,250
Huntsman International LLC
4.88%, 11/15/20 (Call 08/15/20)	125	125,835
5.13%, 11/15/22 (Call 08/15/22)	100	100,997
International Flavors & Fragrances Inc., 3.40%, 09/25/20	105	104,922
INVISTA Finance LLC, 4.25%,10/15/19(b)	175	175,334
Kissner Holdings LP/Kissner Milling Co. Ltd./BSC Holding Inc./Kissner USA, 8.38%, 12/01/22 (Call 06/01/19)(b)	100	102,029
LYB International Finance BV, 4.00%, 07/15/23	400	398,440
Mexichem SAB de CV, 4.88%, 09/19/22(d)	200	200,262
Momentive Performance Materials Inc., 3.88%, 10/24/21 (Call 12/17/18)	100	107,232
Mosaic Co. (The), 3.25%, 11/15/22 (Call 10/15/22)	450	437,431
MPM Escrow LLC, 8.88%, 10/15/20(a)(j)(k)	100	—
Nutrien Ltd., 3.15%, 10/01/22 (Call 07/01/22)	275	266,321
OCI NV, 6.63%, 04/15/23 (Call 04/15/20)(b)	200	205,302
Olin Corp., 5.50%, 08/15/22	75	75,697
Perstorp Holding AB, 8.50%, 06/30/21 (Call 11/18/18)(b)	200	208,552
Phosagro OAO via Phosagro Bond Funding DAC, 3.95%, 11/03/21(d)	200	193,612
Platform Specialty Products Corp., 6.50%, 02/01/22 (Call 02/01/19)(b)	300	304,071
PolyOne Corp., 5.25%, 03/15/23	164	164,136
PPG Industries Inc.
2.30%, 11/15/19 (Call 10/15/19)	177	175,342
3.20%, 03/15/23 (Call 02/15/23)	45	43,948
PQ Corp., 6.75%, 11/15/22 (Call 05/15/19)(b)	135	139,000
Praxair Inc.
2.45%, 02/15/22 (Call 11/15/21)	170	165,141
2.70%, 02/21/23 (Call 11/21/22)	200	193,774
Sasol Financing International Ltd., 4.50%, 11/14/22	200	194,688
Sherwin-Williams Co. (The)
2.25%, 05/15/20	2,000	1,966,720
2.75%, 06/01/22 (Call 05/01/22)	469	451,140
Syngenta Finance NV
3.13%, 03/28/22	588	567,061
3.70%, 04/24/20(b)	350	348,936
3.93%, 04/23/21(b)	250	249,035
4.44%, 04/24/23 (Call 03/24/23)(b)	400	393,356
TPC Group Inc., 8.75%, 12/15/20 (Call 12/15/18)(b)	175	171,504
WR Grace & Co.-Conn, 5.13%, 10/01/21(b)	175	176,265

		16,869,797

Coal — 0.0%
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 12.00%, 11/01/21 (Call 11/01/18)	71	60,244
Foresight Energy LLC/Foresight Energy Finance Corp., 11.50%, 04/01/23 (Call 04/01/20)(b)	75	66,812

Security	Par (000)	Value

Coal (continued)
Korea Resources Corp.
2.25%, 04/19/21(d)	$200	$192,182
3.00%, 04/24/22(d)	200	193,152
Natural Resource Partners LP/NRP Finance Corp., 10.50%, 03/15/22 (Call 03/15/19)	100	106,338
Peabody Energy Corp., 6.00%, 03/31/22 (Call 03/31/19)(b)	100	99,910

		718,638

Commercial Services — 0.4%
ACE Cash Express Inc., 12.00%, 12/15/22 (Call 12/15/19)(b)	75	77,729
Adani Abbot Point Terminal Pty Ltd., 4.45%, 12/15/22(b)	200	174,784
ADT Security Corp. (The)
3.50%, 07/15/22	225	209,317
4.13%, 06/15/23(c)	150	139,087
5.25%, 03/15/20	50	50,512
6.25%, 10/15/21	225	232,042
Ahern Rentals Inc., 7.38%, 05/15/23 (Call 05/15/19)(b)	150	138,900
APX Group Inc.
7.63%, 09/01/23 (Call 09/01/19)	75	66,735
7.88%, 12/01/22 (Call 12/01/18)	242	243,329
8.75%, 12/01/20 (Call 12/01/18)(c)	190	186,166
Automatic Data Processing Inc., 2.25%, 09/15/20 (Call 08/15/20)	290	285,488
Avis Budget Car Rental LLC/Avis Budget Finance Inc.
5.13%, 06/01/22 (Call 06/01/19)(b)(c)	225	230,767
5.50%, 04/01/23 (Call 04/01/19)(c)	100	97,266
Block Financial LLC, 4.13%, 10/01/20 (Call 09/01/20)	310	311,919
Cardtronics Inc., 5.13%, 08/01/22 (Call 08/01/19)	50	48,703
DP World Crescent Ltd., 3.91%, 05/31/23(d)	200	197,026
DP World Ltd., 3.25%, 05/18/20(d)	200	198,334
Ecolab Inc.
2.25%, 01/12/20	210	207,654
3.25%, 01/14/23 (Call 11/19/22)	240	236,023
4.35%, 12/08/21	108	110,738
Emeco Pty Ltd., Series B, 9.25%, 03/31/22 (Call 03/31/20)	100	106,364
Equifax Inc.
2.30%, 06/01/21 (Call 05/01/21)	130	125,056
3.60%, 08/15/21	50	49,579
3.95%, 06/15/23 (Call 05/15/23)	25	24,774
ERAC USA Finance LLC, 4.50%, 08/16/21(b)	45	45,853
Flexi-Van Leasing Inc., 10.00%, 02/15/23 (Call 02/15/20)(b)	75	62,239
FTI Consulting Inc., 6.00%, 11/15/22 (Call 11/15/18)	75	76,536
Great Lakes Dredge & Dock Corp., 8.00%, 05/15/22 (Call 05/15/20)	75	76,914
Herc Rentals Inc., 7.50%, 06/01/22 (Call 06/01/19)(b)	214	222,718
Hertz Corp. (The)
5.88%, 10/15/20 (Call 12/03/18)	145	141,787
6.25%, 10/15/22 (Call 10/15/19)(c)	125	109,834
7.38%, 01/15/21 (Call 01/15/19)(c)	125	122,512
7.63%, 06/01/22 (Call 06/01/19)(b)	225	215,426
IHS Markit Ltd.
4.13%, 08/01/23 (Call 07/01/23)	175	172,616
5.00%, 11/01/22 (Call 08/01/22)(b)	154	157,391
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.38%, 08/01/23 (Call 08/01/19)(b)	250	249,925
Midas Intermediate Holdco II LLC/Midas Intermediate Holdco II Finance Inc., 7.88%, 10/01/22 (Call 10/01/19)(b)	50	44,388
Monitronics International Inc., 9.13%, 04/01/20 (Call 12/03/18)(c)	75	56,055

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued)	iShares® Core 1-5 Year USD Bond ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Commercial Services (continued)
Moody’s Corp.
2.75%, 12/15/21 (Call 11/15/21)	$25	$24,374
4.50%, 09/01/22 (Call 06/01/22)	200	205,320
5.50%, 09/01/20	125	129,577
Nielsen Co. Luxembourg Sarl (The), 5.50%, 10/01/21 (Call 10/01/19)(b)	200	200,950
Nielsen Finance LLC/Nielsen Finance Co.
4.50%, 10/01/20 (Call 12/03/18)	145	144,517
5.00%, 04/15/22 (Call 04/15/19)(b)	450	438,543
Prime Security Services Borrower LLC/ Prime Finance Inc., 9.25%, 05/15/23 (Call 05/15/19)(b)	200	211,110
Quad/Graphics Inc., 7.00%, 05/01/22	70	70,230
Rent-A-Center Inc./TX
4.75%, 05/01/21 (Call 05/01/19)	75	74,063
6.63%, 11/15/20 (Call 11/15/18)	25	24,756
RR Donnelley & Sons Co., 7.88%, 03/15/21	39	40,593
S&P Global Inc., 3.30%, 08/14/20 (Call 07/14/20)	35	34,971
Service Corp. International/U.S.
4.50%, 11/15/20 (Call 11/15/18)	15	14,983
5.38%, 01/15/22 (Call 07/15/19)	106	106,944
8.00%, 11/15/21	75	82,212
StoneMor Partners LP/Cornerstone Family Services of West Virginia Subsidiary, 7.88%, 06/01/21 (Call 06/01/19)	20	18,597
Syniverse Holdings Inc., 9.13%, 01/15/19 (Call 12/17/18)	2	2,226
Total System Services Inc.
3.75%, 06/01/23 (Call 03/01/23)	125	123,960
3.80%, 04/01/21 (Call 03/01/21)	110	110,174
4.00%, 06/01/23 (Call 05/01/23)	150	150,091
United Rentals North America Inc., 4.63%, 07/15/23 (Call 07/15/19)	200	198,552
Western Union Co. (The)
3.60%, 03/15/22 (Call 02/15/22)(c)	285	280,939
4.25%, 06/09/23 (Call 05/09/23)	50	49,815
WEX Inc., 4.75%, 02/01/23 (Call 02/01/19)(b)	75	74,882

		8,314,865

Computers — 0.7%
Apple Inc.
1.55%, 02/07/20	225	221,087
1.55%, 08/04/21 (Call 07/04/21)	425	406,495
1.90%, 02/07/20	390	384,871
2.00%, 05/06/20	385	379,217
2.00%, 11/13/20	150	146,730
2.10%, 09/12/22 (Call 08/12/22)	270	257,286
2.15%, 02/09/22	50	48,194
2.25%, 02/23/21 (Call 01/23/21)	945	925,401
2.30%, 05/11/22 (Call 04/11/22)	350	337,652
2.40%, 01/13/23 (Call 12/13/22)	1,210	1,159,930
2.40%, 05/03/23	375	357,847
2.50%, 02/09/22 (Call 01/09/22)	310	302,092
2.70%, 05/13/22	25	24,471
2.85%, 05/06/21	905	897,878
2.85%, 02/23/23 (Call 12/23/22)	25	24,360
Dell Inc., 4.63%, 04/01/21	75	75,158
Dell International LLC/EMC Corp.
4.42%, 06/15/21 (Call 05/15/21)(b)	2,015	2,031,926
5.45%, 06/15/23 (Call 04/15/23)(b)	800	827,616
5.88%, 06/15/21 (Call 06/15/19)(b)	375	380,737
DynCorp International Inc. (11.88% PIK), 11.88%, 11/30/20 (Call 07/01/19)(e)	46	48,170

Security	Par (000)	Value

Computers (continued)
EMC Corp.
2.65%, 06/01/20	$450	$438,345
3.38%, 06/01/23 (Call 03/01/23)	225	210,094
Exela Intermediate LLC/Exela Finance Inc., 10.00%, 07/15/23 (Call 07/15/20)(b)	200	207,786
Harland Clarke Holdings Corp.
6.88%, 03/01/20 (Call 03/01/19)(b)	100	98,276
8.38%, 08/15/22 (Call 02/15/19)(b)	200	180,138
9.25%, 03/01/21 (Call 03/01/19)(b)(c)	150	132,350
Hewlett Packard Enterprise Co.
3.60%,10/15/20 (Call 09/15/20)	479	479,939
4.40%, 10/15/22 (Call 08/15/22)	1,170	1,193,646
HP Inc.
3.75%, 12/01/20	40	40,245
4.05%, 09/15/22	120	120,982
IBM Credit LLC
1.80%, 01/20/21	200	193,350
2.20%, 09/08/22	100	94,889
2.65%, 02/05/21	250	246,047
3.00%, 02/06/23	600	583,968
International Business Machines Corp.
1.63%, 05/15/20	235	229,452
1.88%, 08/01/22	350	328,580
2.25%, 02/19/21	100	97,516
2.50%, 01/27/22	200	193,490
Leidos Holdings Inc., 4.45%, 12/01/20 (Call 09/01/20)	100	99,924
Lenovo Group Ltd., 3.88%, 03/16/22(d)	400	371,640
Lenovo Perpetual Securities Ltd., 5.38%, (Call 03/16/22), (5 year CMT + 6.257%)(a)(d)(f)(g)	200	179,576
NCR Corp.
4.63%, 02/15/21 (Call 02/15/19)	100	98,445
5.00%, 07/15/22 (Call 07/15/19)	150	142,867
5.88%, 12/15/21 (Call 12/15/18)	100	100,103
Seagate HDD Cayman
4.25%, 03/01/22 (Call 02/01/22)	450	431,770
4.75%, 06/01/23	25	23,827
Sungard Availability Services Capital Inc., 8.75%, 04/01/22 (Call 04/01/19)(b)	50	23,485

		15,777,848

Cosmetics & Personal Care — 0.2%
Avon International Operations Inc., 7.88%, 08/15/22 (Call 08/15/19)(b)	125	126,825
Avon Products Inc.
6.60%, 03/15/20	75	74,750
7.00%, 03/15/23	125	108,805
Colgate-Palmolive Co.
2.10%, 05/01/23	250	236,020
2.25%, 11/15/22	75	72,210
Edgewell Personal Care Co.
4.70%, 05/19/21	125	124,962
4.70%, 05/24/22	125	122,234
Estee Lauder Companies Inc. (The)
1.70%, 05/10/21 (Call 04/10/21)	190	182,681
1.80%, 02/07/20	215	211,541
First Quality Finance Co. Inc., 4.63%, 05/15/21
(Call 05/15/19)(b)	150	147,681
Procter & Gamble Co. (The)
1.70%, 11/03/21	130	124,411
1.85%, 02/02/21	250	242,975
1.90%, 11/01/19	450	445,500

22	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® Core 1-5 Year USD Bond ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Cosmetics & Personal Care (continued)
2.15%, 08/11/22	$345	$331,224
2.30%, 02/06/22	390	379,302
Revlon Consumer Products Corp., 5.75%, 02/15/21 (Call 02/15/19)(c)	125	97,844
Unilever Capital Corp.
1.38%, 07/28/21	150	142,473
1.80%, 05/05/20	140	137,276
2.10%, 07/30/20	100	98,091
2.20%, 05/05/22 (Call 04/05/22)	550	527,197
3.00%, 03/07/22	100	98,827
4.25%, 02/10/21	100	102,044

		4,134,873

Distribution & Wholesale — 0.0%
Global Partners LP/GLP Finance Corp., 6.25%, 07/15/22 (Call 07/15/19)	75	74,202
LKQ Corp., 4.75%, 05/15/23 (Call 05/15/19)	125	120,618
Sinochem International Development Pte Ltd., 3.13%, 07/25/22(d)	200	191,788
Tewoo Group No. 4 Ltd., 3.15%, 12/01/20(d)	400	390,488

		777,096

Diversified Financial Services — 1.8%
ABCL Glory Capital Ltd., 2.50%, 06/21/21(d)	750	725,767
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
3.50%,05/26/22 (Call 04/26/22)	300	293,136
4.25%, 07/01/20	250	251,775
4.50%, 05/15/21	300	303,564
4.63%, 10/30/20	175	177,629
4.63%, 07/01/22	150	152,084
AIG Global Funding, 2.70%,12/15/21(b)	25	24,274
Air Lease Corp.
2.13%, 01/15/20	195	191,738
2.50%, 03/01/21	160	155,851
2.63%, 07/01/22 (Call 06/01/22)	710	677,652
2.75%, 01/15/23 (Call 12/15/22)	108	102,165
3.50%, 01/15/22	25	24,720
3.75%, 02/01/22 (Call 12/01/21)	50	49,719
3.88%, 04/01/21 (Call 03/01/21)	50	50,076
3.88%, 07/03/23 (Call 06/03/23)	500	493,195
Aircastle Ltd.
4.40%, 09/25/23 (Call 08/25/23)	95	93,990
5.00%, 04/01/23	125	126,716
5.13%, 03/15/21	200	203,896
5.50%, 02/15/22	370	382,473
6.25%, 12/01/19	100	102,653
7.63%, 04/15/20	50	52,641
Airvessel Finance Holding Ltd., 3.25%, 08/11/19(d)	200	199,196
Alliance Data Systems Corp.
5.38%, 08/01/22 (Call 08/01/19)(b)	175	175,627
5.88%, 11/01/21 (Call 11/01/18)(b)	75	76,403
Ally Financial Inc.
3.50%, 01/27/19	25	24,980
3.75%, 11/18/19	150	149,993
4.13%, 03/30/20	175	175,224
4.13%, 02/13/22	175	172,321
4.25%, 04/15/21	150	149,973
4.63%, 05/19/22	100	99,983
7.50%, 09/15/20	100	105,793
8.00%, 03/15/20	208	218,984

Security	Par (000)	Value

Diversified Financial Services (continued)
American Express Co.
2.20%, 10/30/20 (Call 09/29/20)	$2,622	$2,560,960
2.50%, 08/01/22 (Call 07/01/22)	50	47,856
2.65%, 12/02/22	150	143,750
3.38%, 05/17/21 (Call 04/17/21)	25	24,948
3.40%, 02/27/23 (Call 01/27/23)	570	558,623
American Express Credit Corp.
2.20%, 03/03/20 (Call 02/01/20)	100	98,586
2.25%, 05/05/21 (Call 04/05/21)	760	738,940
2.38%, 05/26/20 (Call 04/25/20)	544	536,411
2.70%, 03/03/22 (Call 01/31/22)	510	495,016
Series F, 2.60%, 09/14/20 (Call 08/14/20)	375	369,945
Ameriprise Financial Inc., 5.30%, 03/15/20	205	210,701
Azure Nova International Finance Ltd.
2.63%,11/01/21(d)	400	381,032
3.50%, 03/21/22(d)	200	194,762
Azure Orbit III International Finance Ltd., 2.63%, 03/21/21(d)	200	193,988
Azure Orbit IV International Finance Ltd., 3.75%, 01/25/23(d)	200	193,046
Banco BTG Pactual SA/Cayman Islands, 4.00%, 01/16/20(c)(d)	450	444,321
BGC Partners Inc., 5.38%,07/24/23	25	24,965
BOC Aviation Ltd.
2.38%, 09/15/21 (Call 08/15/21)(d)	200	190,834
3.00%, 03/30/20(d)	200	198,056
4.38%, 05/02/23(d)	200	201,220
CCBL Cayman 1 Corp. Ltd., 2.75%, 05/31/21(d)	200	192,892
CDP Financial Inc., 4.40%, 11/25/19(b)	250	253,505
Charles Schwab Corp. (The)
3.25%, 05/21/21 (Call 04/21/21)	320	318,851
4.45%, 07/22/20	300	305,799
Charming Light Investments Ltd., 2.38%, 08/30/21(d)	400	378,904
China Cinda Finance 2015 I Ltd., 3.13%, 04/23/20(d)	200	197,204
China Cinda Finance 2017 I Ltd., 3.65%, 03/09/22(d)	500	490,835
China Great Wall International Holdings III Ltd.
2.63%, 10/27/21(d)	200	190,644
3.13%, 08/31/22(d)	800	764,352
CITIC Securities Finance MTN Co. Ltd., 3.50%, 10/30/19(d)	200	198,976
CME Group Inc., 3.00%, 09/15/22	85	83,690
Cooke Omega Investments Inc./Alpha VesselCo Holdings Inc., 8.50%, 12/15/22 (Call 06/15/20)(b)	50	49,586
CPPIB Capital Inc., 2.25%, 01/25/22(b)	1,000	970,880
Daiwa Securities Group Inc., 3.13%, 04/19/22(b)	40	39,046
Discover Financial Services, 5.20%, 04/27/22	50	51,436
E*TRADE Financial Corp., 2.95%, 08/24/22 (Call 07/24/22)	165	158,997
GE Capital International Funding Co. Unlimited Co., 2.34%, 11/15/20	3,650	3,537,215
Genpact Luxembourg Sarl, 3.70%, 04/01/22 (Call 03/01/22)	325	315,130
goeasy Ltd., 7.88%, 11/01/22 (Call 11/01/19)(b)	185	191,460
Haitong International Finance Holdings 2015 Ltd., 3.50%, 04/21/20(d)	200	197,698
Huarong Finance 2017 Co. Ltd.
3.72%, 07/03/23, (3 mo. LIBOR US + 1.325%)(a)(d)	200	197,848
3.75%, 04/27/22(d)	1,200	1,165,284
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
5.88%, 02/01/22 (Call 02/01/19)	300	299,745
6.00%, 08/01/20 (Call 08/01/19)	370	373,829
6.25%, 02/01/22 (Call 02/01/19)	275	277,931

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued)	iShares® Core 1-5 Year USD Bond ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services (continued)
ICBCIL Finance Co. Ltd.
2.13%, 09/29/19(d)	$400	$394,024
3.00%, 04/05/20(d)	200	197,580
3.20%, 11/10/20(d)	200	196,834
3.38%, 04/05/22(d)	550	534,083
3.72%, 05/15/23, (3 mo. LIBOR US +1.1%)(a)(d)	200	199,254
Intercontinental Exchange Inc.
2.35%, 09/15/22 (Call 08/15/22)	175	167,619
2.75%, 12/01/20 (Call 11/01/20)	553	546,624
International Lease Finance Corp.
4.63%, 04/15/21	560	570,438
5.88%, 08/15/22	630	663,195
8.25%, 12/15/20	600	650,856
Intrepid Aviation Group Holdings LLC/Intrepid Finance Co., 8.50%, 08/15/21 (Call 08/15/19)(b)	90	90,615
Inventive Global Investments Ltd., 2.50%,09/19/20(d)	400	391,228
Jefferies Finance LLC/JFIN Co-Issuer Corp.
7.38%, 04/01/20 (Call 04/01/19)(b)	200	201,616
7.50%, 04/15/21 (Call 10/15/19)(b)	200	203,188
Jefferies Group LLC
5.13%, 01/20/23	120	123,509
6.88%, 04/15/21	220	235,356
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.
5.25%, 03/15/22 (Call 09/15/21)(b)	140	140,057
5.88%, 08/01/21 (Call 08/01/19)(b)	50	50,649
Mastercard Inc., 2.00%, 11/21/21 (Call 10/21/21)	170	164,013
Mitsubishi UFJ Lease & Finance Co. Ltd., 3.96%, 09/19/23 (Call 08/19/23)(b)	300	298,905
Nasdaq Inc., 5.55%, 01/15/20	375	384,581
National Rural Utilities Cooperative Finance Corp.
1.50%, 11/01/19	150	147,558
2.30%, 11/15/19 (Call 10/15/19)	105	104,115
2.30%, 11/01/20 (Call 10/01/20)	100	97,926
2.30%, 09/15/22 (Call 08/15/22)	315	301,001
2.90%, 03/15/21	25	24,717
3.05%, 02/15/22 (Call 11/15/21)	215	212,063
Nationstar Mortgage Holdings Inc., 8.13%, 07/15/23 (Call 07/15/20)(b)	255	258,667
Nationstar Mortgage LLC/Nationstar Capital Corp.
6.50%, 07/01/21 (Call 01/01/19)	112	111,909
6.50%, 06/01/22 (Call 12/01/18)(c)	100	100,001
Navient Corp.
5.00%, 10/26/20	125	125,008
5.50%, 01/15/19	150	150,317
5.50%, 01/25/23	250	245,255
5.88%, 03/25/21	135	136,629
6.50%, 06/15/22	200	203,830
6.63%, 07/26/21	100	102,998
7.25%, 01/25/22	200	208,352
7.25%, 09/25/23	150	156,011
8.00%, 03/25/20	300	313,221
Nomura Holdings Inc., 6.70%, 03/04/20	300	312,762
Ocwen Loan Servicing LLC, 8.38%, 11/15/22 (Call 11/15/18)(b)	25	25,122
Oppenheimer Holdings Inc., 6.75%, 07/01/22 (Call 07/01/19)	25	25,208
ORIX Corp.
2.90%, 07/18/22	155	149,580
3.20%, 01/19/22(d)	200	195,594

Security	Par (000)	Value

Diversified Financial Services (continued)
Sistema JSFC via Sistema International Funding SA, 6.95%, 05/17/19(d)	$200	$200,450
Springleaf Finance Corp.
5.25%, 12/15/19	125	126,551
5.63%, 03/15/23	225	217,944
6.00%, 06/01/20	100	102,633
6.13%, 05/15/22	200	201,048
7.75%, 10/01/21	125	132,163
8.25%, 12/15/20	275	294,233
Stearns Holdings LLC, 9.38%, 08/15/20 (Call 08/15/19)(b)	20	19,990
Stifel Financial Corp., 3.50%, 12/01/20	40	39,644
Synchrony Financial
2.70%, 02/03/20 (Call 01/03/20)	75	74,015
3.75%, 08/15/21 (Call 06/15/21)	336	331,377
TD Ameritrade Holding Corp., 2.95%, 04/01/22 (Call 02/01/22)	200	195,578
TMX Finance LLC/TitleMax Finance Corp., 11.13%, 04/01/23 (Call 04/01/20)(b)	85	79,895
USAA Capital Corp., 2.00%, 06/01/21(b)	150	144,555
VFH Parent LLC/Orchestra Co-Issuer Inc., 6.75%, 06/15/22 (Call 06/15/19)(b)	125	127,543
Visa Inc.
2.15%, 09/15/22 (Call 08/15/22)	100	95,463
2.20%, 12/14/20 (Call 11/14/20)	1,179	1,154,830
2.80%, 12/14/22 (Call 10/14/22)	350	340,966

		39,184,834

Electric — 1.6%
Abu Dhabi National Energy Co. PJSC
3.63%, 06/22/21(d)	200	199,530
3.63%, 01/12/23(b)	730	712,808
AEP Texas Inc., 2.40%, 10/01/22 (Call 09/01/22)	300	286,521
AES Corp./VA
4.00%, 03/15/21	75	74,294
4.50%, 03/15/23 (Call 03/15/20)	100	98,786
4.88%, 05/15/23 (Call 05/15/19)	150	148,538
Alabama Power Co., Series 17-A, 2.45%, 03/30/22 (Call 02/28/22)	25	24,110
Alliant Energy Finance LLC, 3.75%, 06/15/23 (Call 05/15/23)(b)	35	34,746
Ameren Corp., 2.70%, 11/15/20 (Call 10/15/20)	305	300,379
American Electric Power Co. Inc., 2.15%, 11/13/20	325	316,901
Ausgrid Finance Pty Ltd., 3.85%, 05/01/23 (Call 02/01/23)(b)	250	247,715
Baltimore Gas & Electric Co., 3.50%, 11/15/21 (Call 08/15/21)	8	8,003
Berkshire Hathaway Energy Co.
2.38%, 01/15/21	175	171,400
2.40%, 02/01/20 (Call 01/01/20)	115	113,887
2.80%, 01/15/23 (Call 12/15/22)	183	177,552
Calpine Corp.
5.38%, 01/15/23 (Call 10/15/19)	300	284,313
6.00%, 01/15/22 (Call 11/01/18)(b)	175	176,020
CenterPoint Energy Houston Electric LLC, 1.85%, 06/01/21 (Call 05/01/21)	340	327,570
CenterPoint Energy Inc.
2.50%, 09/01/22 (Call 08/01/22)	125	119,285
3.60%, 11/01/21	55	55,020
Centrais Eletricas Brasileiras SA
5.75%, 10/27/21(d)	600	602,142
6.88%, 07/30/19(d)	100	101,776

24	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® Core 1-5 Year USD Bond ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
China Southern Power Grid International Finance BVI Co. Ltd., 2.75%, 05/08/22(d)	$400	$385,088
CLP Power HK Finance Ltd., 4.25%, (Call 11/07/19)(a)(d)(f)(g)	200	200,058
CMS Energy Corp., 5.05%, 03/15/22 (Call 12/15/21)	50	51,977
Comision Federal de Electricidad, 4.88%, 05/26/21(d)	200	201,152
Consolidated Edison Inc., 2.00%, 05/15/21 (Call 04/15/21)	770	743,358
Consumers Energy Co., 5.65%, 04/15/20	2	2,066
Dominion Energy Inc.
2.50%, 12/01/19 (Call 11/01/19)	106	105,140
2.58%, 07/01/20	650	639,938
4.45%, 03/15/21	250	254,347
Series B, 2.75%, 01/15/22 (Call 12/15/21)	250	242,843
DPL Inc.
6.75%, 10/01/19 (Call 09/01/19)	20	20,461
7.25%, 10/15/21 (Call 07/15/21)	210	222,938
DTE Energy Co.
Series B, 3.30%, 06/15/22 (Call 04/15/22)	60	59,051
Series D, 3.70%, 08/01/23 (Call 07/01/23)	40	39,774
Dubai Electricity & Water Authority, 7.38%, 10/21/20(b)	200	213,954
Duke Energy Carolinas LLC
3.05%, 03/15/23 (Call 03/15/23)	130	127,748
3.90%, 06/15/21 (Call 03/15/21)	200	202,758
Duke Energy Corp.
1.80%, 09/01/21 (Call 08/01/21)	977	932,859
2.40%, 08/15/22 (Call 07/15/22)	25	23,877
3.05%, 08/15/22 (Call 05/15/22)	75	73,284
3.55%, 09/15/21 (Call 06/15/21)	555	554,767
Duquesne Light Holdings Inc., 6.40%, 09/15/20(b)	500	521,970
Edison International
2.13%, 04/15/20	50	49,018
2.40%, 09/15/22 (Call 08/15/22)	465	439,388
2.95%, 03/15/23 (Call 01/15/23)	27	25,677
EDP Finance BV, 4.90%, 10/01/19(b)	100	101,193
Electricite de France SA
2.35%, 10/13/20 (Call 09/13/20)(b)	1,575	1,545,059
4.60%, 01/27/20(b)	750	762,682
Emera U.S. Finance LP, 2.70%, 06/15/21 (Call 05/15/21)	75	72,726
EnBW Energie Baden-Wuerttemberg AG, 5.13%, 04/05/77 (Call 04/05/22)(a)(d)(g)	500	500,420
Enel Finance International NV
2.75%, 04/06/23(b)	300	276,876
2.88%, 05/25/22(b)	550	517,797
4.25%, 09/14/23(b)	600	584,940
Engie SA, 2.88%, 10/10/22(b)	160	156,259
Entergy Corp., 4.00%, 07/15/22 (Call 05/15/22)	200	201,236
Eskom Holdings SOC Ltd., 5.75%, 01/26/21(d)	600	576,258
Evergy Inc., 4.85%, 06/01/21 (Call 03/01/21)	140	142,360
Eversource Energy
2.50%, 03/15/21 (Call 02/15/21)	250	245,048
Series K, 2.75%, 03/15/22 (Call 02/15/22)	250	244,113
Exelon Corp.
2.45%, 04/15/21 (Call 03/15/21)	100	97,199
2.85%, 06/15/20 (Call 05/15/20)	400	395,500
3.50%, 06/01/22 (Call 05/01/22)	263	256,625
5.15%, 12/01/20 (Call 09/01/20)	75	76,899
Exelon Generation Co. LLC
2.95%, 01/15/20 (Call 12/15/19)	991	984,430
3.40%, 03/15/22 (Call 02/15/22)	145	142,855
4.25%, 06/15/22 (Call 03/15/22)	245	248,045

Security	Par (000)	Value

Electric (continued)
FirstEnergy Corp.
Series A, 2.85%, 07/15/22 (Call 05/15/22)	$335	$322,910
Series B, 4.25%, 03/15/23 (Call 12/15/22)	275	277,676
Fortis Inc./Canada, 2.10%, 10/04/21 (Call 09/04/21)	215	205,132
Georgia Power Co.
2.00%, 03/30/20	50	49,107
Series C, 2.00%, 09/08/20	205	199,881
IPALCO Enterprises Inc., 3.45%, 07/15/20 (Call 06/15/20)	125	124,030
Israel Electric Corp. Ltd., 9.38%, 01/28/20(d)	400	426,788
ITC Holdings Corp., 2.70%, 11/15/22 (Call 10/15/22)	115	109,887
Kentucky Utilities Co., 3.25%, 11/01/20 (Call 08/01/20)	75	75,092
Korea East-West Power Co. Ltd., 2.63%, 11/27/18(d)	200	199,908
Korea Hydro & Nuclear Power Co. Ltd., 3.00%, 09/19/22(b)	600	582,426
NextEra Energy Capital Holdings Inc.
2.80%, 01/15/23 (Call 12/15/22)	33	31,752
4.50%, 06/01/21 (Call 03/01/21)	100	102,032
Northern States Power Co./MN
2.15%, 08/15/22 (Call 02/15/22)	65	61,859
2.20%, 08/15/20 (Call 07/15/20)	30	29,500
NTPC Ltd., 4.75%, 10/03/22(d)	200	202,148
NV Energy Inc., 6.25%, 11/15/20	255	268,500
Oncor Electric Delivery Co. LLC, 7.00%, 09/01/22	225	253,093
Pacific Gas & Electric Co.
2.45%, 08/15/22 (Call 05/15/22)	50	47,299
3.25%, 06/15/23 (Call 03/15/23)	50	48,256
3.50%, 10/01/20 (Call 07/01/20)	330	329,571
4.25%, 05/15/21 (Call 02/15/21)	50	50,512
4.25%, 08/01/23 (Call 07/01/23)(b)	100	99,542
PECO Energy Co., 1.70%, 09/15/21 (Call 08/15/21)	100	95,274
Perusahaan Listrik Negara PT, 5.50%, 11/22/21(d)	500	518,825
PNM Resources Inc., 3.25%, 03/09/21	100	98,795
Power Grid Corp. of India Ltd., 3.88%, 01/17/23(d)	200	195,354
PPL Capital Funding Inc., 3.50%, 12/01/22 (Call 09/01/22)	500	492,980
Progress Energy Inc., 3.15%, 04/01/22 (Call 01/01/22)	95	93,111
PSEG Power LLC
3.00%, 06/15/21 (Call 05/15/21)	370	363,532
3.85%, 06/01/23 (Call 05/01/23)	125	124,013
Public Service Co. of Colorado, 2.25%, 09/15/22 (Call 03/15/22)	25	23,822
Public Service Electric & Gas Co., 3.25%, 09/01/23 (Call 08/01/23)	350	345,901
Public Service Enterprise Group Inc.
1.60%, 11/15/19	105	103,290
2.00%, 11/15/21 (Call 10/15/21)	175	166,346
2.65%, 11/15/22 (Call 10/15/22)	108	103,481
Puget Energy Inc., 6.00%, 09/01/21	105	111,119
San Diego Gas & Electric Co., 3.00%, 08/15/21	140	138,424
Saudi Electricity Global Sukuk Co. 2, 3.47%, 04/08/23(d)	450	438,232
SCANA Corp.
4.13%, 02/01/22 (Call 11/01/21)	50	49,391
4.75%, 05/15/21 (Call 02/15/21)(c)	150	150,845
Sempra Energy
2.40%, 02/01/20	625	617,525
2.40%, 03/15/20 (Call 02/15/20)	100	98,660
2.88%, 10/01/22 (Call 07/01/22)	75	72,326
2.90%, 02/01/23 (Call 01/01/23)	200	192,158
Shanghai Electric Power Finance Ltd., 3.63%, 08/11/20(d)	200	197,998
South Carolina Electric & Gas Co., 3.50%, 08/15/21	100	99,426

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued)	iShares® Core 1-5 Year USD Bond ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
Southern California Edison Co.
1.85%, 02/01/22	$4	$3,881
Series A, 2.90%, 03/01/21	50	49,300
Series D, 3.40%, 06/01/23 (Call 05/01/23)	100	98,646
Southern Co. (The)
2.35%, 07/01/21 (Call 06/01/21)	985	952,259
2.75%, 06/15/20 (Call 05/15/20)	350	346,017
2.95%, 07/01/23 (Call 05/01/23)	75	71,696
Series B, 5.50%, 03/15/57 (Call 03/15/22)(a)(g)	75	74,877
Southern Power Co.
Series 158, 2.38%, 06/01/20 (Call 05/01/20)	445	437,115
Series D, 1.95%, 12/15/19	50	49,253
Series E, 2.50%, 12/15/21 (Call 11/15/21)	250	239,830
SPIC 2016 U.S. dollar Bond Co. Ltd., 3.00%, 12/06/21(d)	300	291,300
State Grid Overseas Investment 2013 Ltd., 3.13%, 05/22/23(d)	1,050	1,016,253
State Grid Overseas Investment 2016 Ltd. 2.75%, 05/04/22(d)	400	386,160
3.75%, 05/02/23(d)	700	695,863
Talen Energy Supply LLC
4.60%, 12/15/21 (Call 09/15/21)	125	117,041
9.50%, 07/15/22 (Call 07/15/20)(b)(c)	110	111,682
TECO Finance Inc., 5.15%, 03/15/20	70	71,362
Three Gorges Finance I Cayman Islands Ltd., 2.30%, 06/02/21(d)	200	192,994
TransAlta Corp., 4.50%, 11/15/22 (Call 08/15/22)	104	101,293
Virginia Electric & Power Co., Series C, 2.75%, 03/15/23 (Call 12/15/22)	127	122,809
Vistra Energy Corp., 7.38%, 11/01/22 (Call 11/01/18)	375	389,689
WEC Energy Group Inc., 2.45%, 06/15/20 (Call 05/15/20)	45	44,368
Xcel Energy Inc.
2.40%, 03/15/21 (Call 02/15/21)	100	97,666
2.60%, 03/15/22 (Call 02/15/22)	50	48,446
4.70%, 05/15/20 (Call 11/15/19)	250	253,880

		34,294,716

Electrical Components & Equipment — 0.0%
Artesyn Embedded Technologies Inc., 9.75%, 10/15/20 (Call 10/15/19)(b)	45	42,799
Schneider Electric SE, 2.95%, 09/27/22(b)	25	24,316
WESCO Distribution Inc., 5.38%, 12/15/21 (Call 12/15/18)	160	160,035

		227,150

Electronics — 0.1%
Amphenol Corp.
2.20%, 04/01/20	175	172,034
3.13%, 09/15/21 (Call 08/15/21)	75	74,011
Corning Inc., 2.90%, 05/15/22 (Call 03/15/22)	50	48,656
Flex Ltd.
4.63%, 02/15/20	75	75,235
5.00%, 02/15/23	250	252,027
Fortive Corp., 2.35%, 06/15/21 (Call 05/15/21)	246	237,747
Honeywell International Inc., 1.85%, 11/01/21 (Call 10/01/21)	475	455,463
Ingram Micro Inc., 5.00%, 08/10/22 (Call 02/10/22)	85	84,101
Jabil Inc., 4.70%, 09/15/22	155	155,577
PerkinElmer Inc., 5.00%, 11/15/21 (Call 08/15/21)	70	71,891
Tech Data Corp., 3.70%, 02/15/22 (Call 01/15/22)	105	102,742
Tsinghua Unic Ltd., 5.38%, 01/31/23(d)	400	363,460

		2,092,944

Security	Par (000)	Value

Energy - Alternate Sources — 0.0%
Enviva Partners LP/Enviva Partners Finance Corp., 8.50%, 11/01/21 (Call 11/01/18)	$118	$121,273
TerraForm Power Operating LLC, 4.25%, 01/31/23 (Call 10/31/22)(b)	125	118,488

		239,761

Engineering & Construction — 0.0%
AECOM Global II LLC/URS Fox U.S. LP, 5.00%, 04/01/22 (Call 01/01/22)	75	73,663
CRCC Yuxiang Ltd., 3.50%, 05/16/23(d)	200	193,606
Dianjian Haiyu Ltd., 3.50%, (Call 06/12/22)(a)(d)(f)(g)	400	372,388
Hongkong International Qingdao Co. Ltd., 4.25%, 12/04/22(d)	200	185,454
MasTec Inc., 4.88%, 03/15/23 (Call 03/15/19)	100	98,010
New Enterprise Stone & Lime Co. Inc., 10.13%, 04/01/22 (Call 04/01/19)(b)	100	105,248
Zachry Holdings Inc., 7.50%, 02/01/20 (Call 02/01/19)(b)	101	100,618

		1,128,987

Entertainment — 0.1%
Amber Treasure Ventures Ltd., 3.00%,05/25/20 (Call 11/25/18)(d)	200	195,656
AMC Entertainment Holdings Inc., 5.88%, 02/15/22 (Call 02/15/19)(c)	125	126,140
CCM Merger Inc., 6.00%, 03/15/22 (Call 03/15/19)(b)	33	33,576
Cinemark USA Inc.
4.88%, 06/01/23 (Call 06/01/19)	150	146,439
5.13%, 12/15/22 (Call 12/15/18)	125	125,312
Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.50%, 02/15/23 (Call 02/15/20)(b)	50	51,003
International Game Technology PLC, 6.25%, 02/15/22 (Call 08/15/21)(b)	200	206,426
Live Nation Entertainment Inc., 5.38%, 06/15/22 (Call 06/15/19)(b)	75	75,574
National CineMedia LLC, 6.00%, 04/15/22 (Call 04/15/19)	100	101,335
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., 6.13%, 08/15/21 (Call 08/15/19)(b)	175	174,146
Scientific Games International Inc.
6.25%, 09/01/20 (Call 12/17/18)	84	81,760
6.63%, 05/15/21 (Call 05/15/19)	125	122,039
10.00%, 12/01/22 (Call 12/01/18)	450	471,397
WMG Acquisition Corp., 5.63%, 04/15/22 (Call 04/15/19)(b)	100	101,602

		2,012,405

Environmental Control — 0.1%
Clean Harbors Inc., 5.13%, 06/01/21 (Call 12/01/18)	150	150,011
Covanta Holding Corp., 6.38%, 10/01/22 (Call 04/01/19)	120	122,550
GFL Environmental Inc.
5.38%, 03/01/23 (Call 03/01/20)(b)	110	100,916
5.63%, 05/01/22 (Call 05/01/19)(b)	100	95,045
Republic Services Inc.
3.55%, 06/01/22 (Call 03/01/22)	225	224,010
5.25%, 11/15/21	25	26,224
Tervita Escrow Corp., 7.63%, 12/01/21 (Call 12/01/18)(b)	50	50,775
Waste Management Inc., 4.75%, 06/30/20	425	434,677

		1,204,208

Food — 0.4%
B&G Foods Inc., 4.63%, 06/01/21 (Call 06/01/19)	170	169,062
C&S Group Enterprises LLC, 5.38%, 07/15/22 (Call 07/15/19)(b)(c)	50	48,502

26	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® Core 1-5 Year USD Bond ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Food (continued)
Campbell Soup Co.
2.50%, 08/02/22	$100	$94,119
3.30%, 03/15/21	25	24,727
3.65%, 03/15/23 (Call 02/15/23)(c)	400	388,396
4.25%, 04/15/21	25	25,286
Cencosud SA, 4.88%, 01/20/23(b)	200	196,024
Conagra Brands Inc., 3.80%, 10/22/21	300	300,492
Danone SA, 2.08%, 11/02/21 (Call 10/02/21)(b)	250	238,935
Darling Ingredients Inc., 5.38%, 01/15/22 (Call 01/15/19)	150	150,376
Dean Foods Co., 6.50%, 03/15/23 (Call 03/15/19)(b)(c)	150	138,206
Fresh Market Inc. (The), 9.75%, 05/01/23 (Call 05/01/19)(b)(c)	175	128,186
General Mills Inc.
2.60%, 10/12/22 (Call 09/12/22)	100	95,469
3.15%, 12/15/21 (Call 09/15/21)	185	182,077
3.70%, 10/17/23 (Call 09/17/23)	250	246,490
Grupo Bimbo SAB de CV, 4.50%, 01/25/22(d)	400	405,672
Health and Happiness H&H International Holdings Ltd., 7.25%, 06/21/21 (Call 06/21/19)(d)	315	318,430
Hershey Co. (The)
3.10%, 05/15/21	50	49,795
3.38%, 05/15/23 (Call 04/15/23)	50	49,697
4.13%, 12/01/20	25	25,479
JM Smucker Co. (The)
2.20%, 12/06/19	100	98,873
2.50%, 03/15/20	100	98,865
KeHE Distributors LLC/KeHE Finance Corp., 7.63%, 08/15/21 (Call 08/15/19)(b)	30	28,822
Kellogg Co.
3.25%, 05/14/21	105	104,326
4.00%, 12/15/20	195	197,590
4.15%, 11/15/19	50	50,488
Kraft Heinz Foods Co.
2.80%, 07/02/20 (Call 06/02/20)	475	470,145
3.38%, 06/15/21	275	273,817
3.50%, 06/06/22	540	534,238
3.50%, 07/15/22 (Call 05/15/22)	300	296,391
4.00%, 06/15/23 (Call 05/15/23)	250	248,707
5.38%, 02/10/20	220	225,667
Kroger Co. (The)
2.60%, 02/01/21 (Call 01/01/21)	375	366,960
3.30%, 01/15/21 (Call 12/15/20)	100	99,513
McCormick & Co. Inc./MD, 2.70%, 08/15/22 (Call 07/15/22)	277	266,416
Mondelez International Holdings Netherlands BV, 2.00%, 10/28/21 (Call 09/28/21)(b)	250	237,985
Mondelez International Inc.
3.00%, 05/07/20	50	49,790
3.63%, 05/07/23 (Call 04/07/23)	250	246,867
Nestle Holdings Inc.
1.38%, 07/13/21(d)	150	142,922
2.38%, 11/17/22(d)	40	38,539
3.10%, 09/24/21 (Call 08/24/21)(b)	250	249,192
3.35%, 09/24/23 (Call 08/24/23)(b)	700	695,289
Smithfield Foods Inc., 2.65%, 10/03/21 (Call 09/03/21)(b)	200	190,604
SUPERVALU Inc.
6.75%, 06/01/21 (Call 06/01/19)	110	112,027
7.75%, 11/15/22 (Call 11/15/18)	75	78,032
Sysco Corp.
2.50%, 07/15/21 (Call 06/15/21)	30	29,207
2.60%, 10/01/20 (Call 09/01/20)	300	295,758

Security	Par (000)	Value

Food (continued)
2.60%, 06/12/22	$75	$72,159
TreeHouse Foods Inc., 4.88%, 03/15/22 (Call 03/15/19)	100	98,766
Tyson Foods Inc.
2.25%, 08/23/21 (Call 07/23/21)	95	91,428
4.50%, 06/15/22 (Call 03/15/22)	150	153,321
Wm Wrigley Jr Co., 3.38%, 10/21/20 (Call 09/21/20)(b)	200	199,970
Woolworths Group Ltd., 4.00%, 09/22/20(b)	175	175,719

		9,793,813
Forest Products & Paper — 0.0%
Cascades Inc., 5.50%, 07/15/22 (Call 07/15/19)(b)	131	129,970
Clearwater Paper Corp., 4.50%, 02/01/23 (Call 02/01/19)	75	68,797
Domtar Corp., 4.40%, 04/01/22 (Call 01/01/22)	50	50,617
Georgia-Pacific LLC
2.54%, 11/15/19 (Call 10/15/19)(b)	168	166,732
3.16%, 11/15/21 (Call 09/15/21)(b)	50	49,257
3.73%, 07/15/23 (Call 04/15/23)(b)	200	199,748
5.40%, 11/01/20(b)	75	77,711
International Paper Co., 4.75%, 02/15/22 (Call 11/15/21)	40	41,278
PH Glatfelter Co., 5.38%, 10/15/20 (Call 12/17/18)	12	11,975
Resolute Forest Products Inc., 5.88%, 05/15/23 (Call 05/15/19)	150	153,122

		949,207

Gas — 0.1%
Beijing Gas Singapore Capital Corp., 2.75%, 05/31/22(d)	300	284,244
British Transco International Finance BV, 0.00% 11/04/21(d)(l)	250	222,845
CenterPoint Energy Resources Corp., 3.55%, 04/01/23 (Call 03/01/23)	100	98,790
Dominion Energy Gas Holdings LLC
2.50%, 12/15/19 (Call 11/15/19)	50	49,617
2.80%, 11/15/20 (Call 10/15/20)	220	216,850
Korea Gas Corp.
1.88%, 07/18/21(c)(d)	200	190,890
2.75%, 07/20/22(d)	200	192,664
LBC Tank Terminals Holding Netherlands BV, 6.88%, 05/15/23 (Call 05/15/19)(b)	200	197,476
National Fuel Gas Co., 4.90%, 12/01/21 (Call 09/01/21)	25	25,428
NiSource Inc., 3.65%, 06/15/23 (Call 05/15/23)(b)	100	98,351
Rockpoint Gas Storage Canada Ltd., 7.00%, 03/31/23 (Call 03/31/20)(b)	100	99,450
Southern Star Central Corp., 5.13%, 07/15/22 (Call 07/15/19)(b)	100	98,812
Talent Yield Investments Ltd., 4.50%, 04/25/22(b)	200	200,412

		1,975,829

Hand & Machine Tools — 0.0%
Apex Tool Group LLC/BC Mountain Finance Inc., 9.00%, 02/15/23 (Call 02/15/19)(b)(c)	150	137,781
Stanley Black & Decker Inc., 2.90%, 11/01/22	50	48,762

		186,543

Health Care - Products — 0.5%
Abbott Laboratories
2.55%, 03/15/22	64	61,903
2.80%, 09/15/20 (Call 08/15/20)	50	49,534
2.90%, 11/30/21 (Call 10/30/21)	1,410	1,384,620
Avanos Medical Inc., 6.25%, 10/15/22 (Call 10/15/19)	25	25,344
Baxter International Inc., 1.70%, 08/15/21 (Call 07/15/21)	125	118,919
Becton Dickinson and Co.
2.40%, 06/05/20	175	172,147
2.68%, 12/15/19	275	273,067

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued)	iShares® Core 1-5 Year USD Bond ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care - Products (continued)
2.89%, 06/06/22 (Call 05/06/22)	$525	$507,507
3.13%, 11/08/21	680	668,474
3.25%, 11/12/20	100	99,250
Boston Scientific Corp.
2.85%, 05/15/20	175	173,514
3.38%, 05/15/22	10	9,851
6.00%, 01/15/20	325	334,961
Covidien International Finance SA, 3.20%, 06/15/22 (Call 03/15/22)	50	49,414
DJO Finance LLC/DJO Finance Corp.
8.13%, 06/15/21 (Call 06/15/19)(b)	200	201,248
10.75%, 04/15/20 (Call 11/16/18)(c)	90	89,100
Hill-Rom Holdings Inc., 5.75%, 09/01/23 (Call 09/01/19)(b)	100	101,230
Immucor Inc., 11.13%, 02/15/22 (Call 08/15/19)(b)	50	51,415
Kinetic Concepts Inc./KCI USA Inc.
7.88%, 02/15/21 (Call 02/15/19)(b)	161	164,635
12.50%, 11/01/21 (Call 05/01/19)(b)	100	108,382
Life Technologies Corp., 6.00%, 03/01/20	320	330,182
Mallinckrodt International Finance SA, 4.75%, 04/15/23	150	123,114
Mallinckrodt International Finance SA/Mallinckrodt CB LLC
4.88%, 04/15/20 (Call 04/15/19)(b)	185	182,761
5.63%, 10/15/23 (Call 10/15/19)(b)	125	107,400
5.75%, 08/01/22 (Call 08/01/19)(b)(c)	175	156,657
Medtronic Inc.
2.50%, 03/15/20	1,135	1,124,603
2.75%, 04/01/23 (Call 01/01/23)	25	24,179
3.15%, 03/15/22	1,575	1,556,966
Ortho-Clinical Diagnostics Inc./Ortho-Clinical Diagnostics SA, 6.63%, 05/15/22 (Call 05/15/19)(b)	275	264,247
Sotera Health Holdings LLC, 6.50%, 05/15/23 (Call 05/15/19)(b)	100	98,065
Stryker Corp., 2.63%, 03/15/21 (Call 02/15/21)	125	122,750
Thermo Fisher Scientific Inc.
3.00%, 04/15/23 (Call 02/15/23)	300	289,209
3.15%, 01/15/23 (Call 10/15/22)	295	287,489
3.60%, 08/15/21 (Call 05/15/21)	130	130,007
4.50%, 03/01/21	275	280,233
Universal Hospital Services Inc., 7.63%, 08/15/20 (Call 12/03/18)	100	100,049
Zimmer Biomet Holdings Inc.
2.70%, 04/01/20 (Call 03/01/20)	500	494,680
3.70%, 03/19/23 (Call 02/19/23)	95	93,900

		10,411,006

Health Care - Services — 0.7%
Acadia Healthcare Co. Inc.
5.13%, 07/01/22 (Call 07/01/19)	75	74,959
5.63%, 02/15/23 (Call 02/15/19)	125	125,168
6.13%, 03/15/21 (Call 03/15/19)	100	100,347
Aetna Inc.
2.75%, 11/15/22 (Call 08/15/22)	137	131,395
2.80%, 06/15/23 (Call 04/15/23)	250	238,422
4.13%, 06/01/21 (Call 03/01/21)	235	238,208
Air Medical Group Holdings Inc., 6.38%, 05/15/23 (Call 05/15/19)(b)	100	90,007
Anthem Inc.
2.95%, 12/01/22 (Call 11/01/22)	233	225,430
3.13%, 05/15/22	300	293,250
3.30%, 01/15/23	25	24,444
4.35%, 08/15/20	200	203,280
Catholic Health Initiatives, 2.95%, 11/01/22	75	71,824

Security	Par (000)	Value

Health Care - Services (continued)
Centene Corp.
4.75%, 05/15/22 (Call 05/15/19)	$225	$224,883
5.63%, 02/15/21 (Call 02/15/19)	320	325,008
CHS/Community Health Systems Inc.
5.13%, 08/01/21 (Call 02/01/19)(c)	200	189,916
6.25%, 03/31/23 (Call 03/31/20)	650	597,733
6.88%, 02/01/22 (Call 02/01/19)(c)	575	290,582
11.00%, 06/30/23 (Call 06/30/20)(b)(c)(i)	425	354,756
Cigna Corp.
4.00%, 02/15/22 (Call 11/15/21)	357	359,306
5.13%, 06/15/20	25	25,635
DaVita Inc., 5.75%, 08/15/22 (Call 08/15/19)	275	278,371
Eagle Holding Co. II LLC (8.38% PIK), 7.63%, 05/15/22 (Call 12/03/18)(b)(e)	75	75,479
Fresenius Medical Care U.S. Finance II Inc.
4.13%, 10/15/20 (Call 07/17/20)(b)	385	387,067
5.88%, 01/31/22(b)	100	105,342
Fresenius Medical Care U.S. Finance Inc., 5.75%, 02/15/21(b)	100	104,072
Halfmoon Parent Inc.
3.20%, 09/17/20(b)	100	99,421
3.40%, 09/17/21(b)	155	153,912
3.75%, 07/15/23 (Call 06/15/23)(b)	665	659,341
HCA Healthcare Inc., 6.25%, 02/15/21	250	259,882
HCA Inc.
4.25%, 10/15/19	75	75,389
4.75%, 05/01/23	300	302,115
5.88%, 03/15/22	275	287,210
5.88%, 05/01/23	275	284,999
6.50%, 02/15/20	551	568,985
7.50%, 02/15/22	525	570,439
Humana Inc.
2.50%, 12/15/20	155	151,821
3.15%, 12/01/22 (Call 09/01/22)	75	72,983
Laboratory Corp. of America Holdings
2.63%, 02/01/20	100	99,121
3.20%, 02/01/22	100	98,442
LifePoint Health Inc., 5.50%, 12/01/21 (Call 12/01/18)	250	253,780
Molina Healthcare Inc., 5.38%, 11/15/22 (Call 08/15/22)	175	174,573
Polaris Intermediate Corp. (9.25% PIK), 8.50%, 12/01/22 (Call 06/01/19)(b)(e)	210	215,326
Quest Diagnostics Inc., 2.50%, 03/30/20 (Call 02/29/20)	100	98,774
Quorum Health Corp., 11.63%, 04/15/23 (Call 04/15/19)(c)	100	99,123
RegionalCare Hospital Partners Holdings Inc., 8.25%, 05/01/23 (Call 05/01/19)(b)	225	238,275
Roche Holdings Inc., 3.25%, 09/17/23 (Call 08/17/23)(b)	500	495,830
Select Medical Corp., 6.38%, 06/01/21 (Call 06/01/19)	145	146,272
Surgery Center Holdings Inc., 8.88%, 04/15/21 (Call 04/15/19)(b)(c)	50	51,494
Tenet Healthcare Corp.
4.38%, 10/01/21	225	222,295
4.50%, 04/01/21	200	198,858
4.75%, 06/01/20	100	100,125
6.00%, 10/01/20	375	384,394
6.75%, 02/01/20	29	29,776
6.75%, 06/15/23(c)	400	397,924
7.50%, 01/01/22 (Call 01/01/19)(b)	150	156,361
8.13%, 04/01/22	625	651,469

28	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® Core 1-5 Year USD Bond ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care - Services (continued)
UnitedHealth Group Inc.
1.95%, 10/15/20	$55	$53,721
2.13%, 03/15/21	166	161,661
2.30%, 12/15/19	150	148,688
2.38%, 10/15/22	105	100,402
2.70%, 07/15/20	1,060	1,051,552
2.75%, 02/15/23 (Call 11/15/22)	200	193,312
2.88%, 12/15/21	100	98,543
2.88%, 03/15/22 (Call 12/15/21)	555	544,533
3.35%, 07/15/22	300	297,909
3.38%, 11/15/21 (Call 08/15/21)	50	49,989
3.50%, 06/15/23	250	249,567
3.88%, 10/15/20 (Call 07/15/20)	100	101,107

		15,784,577

Holding Companies - Diversified — 0.3%
Ares Capital Corp.
3.50%, 02/10/23 (Call 01/10/23)	50	47,677
3.63%, 01/19/22 (Call 12/19/21)	175	171,047
3.88%, 01/15/20 (Call 12/15/19)	275	275,894
Bright Galaxy International Ltd., 3.38%, 11/03/21(d)	200	183,904
CK Hutchison International 17 II Ltd., 2.75%, 03/29/23(b)	200	190,360
CK Hutchison International 17 Ltd., 2.88%, 04/05/22(b)	1,050	1,018,195
FS Energy & Power Fund, 7.50%, 08/15/23 (Call 05/15/23)(b)	100	101,300
Huarong Finance II Co. Ltd.
2.88%, 11/22/19(d)	200	197,142
3.63%, 11/22/21(d)	200	194,106
3.75%, 11/19/20(d)	200	196,816
4.50%, 01/16/20(d)	600	599,982
Hutchison Whampoa International 12 II Ltd., 3.25%, 11/08/22(b)	200	195,652
IPIC GMTN Ltd.
5.00%, 11/15/20(b)	250	257,582
5.50%, 03/01/22(b)	200	210,576
KOC Holding AS, 5.25%, 03/15/23 (Call 12/15/22)(d)	400	376,312
MDC-GMTN BV, 3.25%, 04/28/22(d)	600	592,878
Mumtalakat Sukuk Holding Co., 4.00%, 11/25/21(d)	200	189,642
Rongshi International Finance Ltd., 2.88%, 05/04/22(d)	200	192,410
Spectrum Brands Holdings Inc., 7.75%, 01/15/22 (Call 01/15/19)	225	230,395
State Elite Global Ltd.
2.25%, 10/20/21(d)	800	761,832
2.75%, 06/13/22(d)	200	192,264
Swire Pacific MTN Financing Ltd., 4.50%, 02/28/22(d)	600	612,018
Temasek Financial I Ltd., 2.38%, 01/23/23(b)	500	478,115
Wharf Finance Ltd., 3.50%, 01/23/19(d)	200	199,960

		7,666,059

Home Builders — 0.1%
Ashton Woods USA LLC/Ashton Woods Finance Co., 6.88%, 02/15/21 (Call 02/15/19)(b)	50	49,797
Beazer Homes USA Inc., 8.75%, 03/15/22 (Call 03/15/19)	90	91,079
Brookfield Residential Properties Inc., 6.50%, 12/15/20 (Call 12/15/18)(b)	75	74,990
Brookfield Residential Properties Inc./Brookfield Residential U.S. Corp., 6.13%, 07/01/22 (Call 07/01/19)(b)	125	121,875
Century Communities Inc., 6.88%, 05/15/22 (Call 05/15/19)	100	99,886
DR Horton Inc.
2.55%, 12/01/20	28	27,329
4.00%, 02/15/20	75	75,238

Security	Par (000)	Value

Home Builders (continued)
K Hovnanian Enterprises Inc., 10.00%, 07/15/22 (Call 07/15/19)(b)	$50	$48,148
KB Home
4.75%, 05/15/19 (Call 02/15/19)	100	100,054
7.00%, 12/15/21 (Call 09/15/21)	125	130,229
7.50%, 09/15/22	75	79,116
8.00%, 03/15/20	75	78,598
Lennar Corp.
2.95%, 11/29/20 (Call 09/29/20)	75	72,976
4.13%, 01/15/22 (Call 10/15/21)	160	156,350
4.50%, 06/15/19 (Call 04/16/19)	100	100,172
4.50%, 11/15/19 (Call 08/15/19)	100	100,500
4.75%, 04/01/21 (Call 02/01/21)	95	95,431
4.75%, 11/15/22 (Call 08/15/22)	100	98,980
5.38%, 10/01/22	75	75,898
6.25%, 12/15/21 (Call 06/15/21)	50	51,815
6.63%, 05/01/20	35	36,154
8.38%, 01/15/21	75	80,438
M/I Homes Inc., 6.75%, 01/15/21 (Call 01/15/19)	50	50,274
MDC Holdings Inc., 5.63%, 02/01/20	50	50,808
Meritage Homes Corp.
7.00%, 04/01/22	50	51,984
7.15%, 04/15/20	75	77,163
New Home Co. Inc. (The), 7.25%, 04/01/22 (Call 10/01/19)	75	74,165
PulteGroup Inc., 4.25%, 03/01/21 (Call 02/01/21)	175	174,540
Shea Homes LP/Shea Homes Funding Corp., 5.88%, 04/01/23 (Call 04/01/19)(b)	100	94,540
Taylor Morrison Communities Inc., 6.63%, 05/15/22 (Call 05/15/19)	100	100,561
Taylor Morrison Communities Inc./Taylor Morrison Holdings II Inc.
5.25%, 04/15/21 (Call 04/15/19)(b)	125	124,702
5.88%, 04/15/23 (Call 01/15/23)(b)	75	74,022
Toll Brothers Finance Corp.
4.38%, 04/15/23 (Call 01/15/23)(c)	108	103,723
5.88%, 02/15/22 (Call 11/15/21)	100	102,616
6.75%, 11/01/19	50	51,208
TRI Pointe Group Inc., 4.88%, 07/01/21 (Call 06/01/21)	50	49,346
William Lyon Homes Inc., 6.00%, 09/01/23 (Call 09/01/20)	100	91,392
Williams Scotsman International Inc.
6.88%, 08/15/23 (Call 08/15/20)(b)	75	74,623
7.88%, 12/15/22 (Call 12/15/19)(b)	50	51,396

		3,242,116

Home Furnishings — 0.0%
Tempur Sealy International Inc., 5.63%, 10/15/23 (Call 10/15/19)	100	97,673
Well Hope Development Ltd., 3.88%, (Call 10/19/22)(a)(d)(f)(g)	400	370,596

		468,269

Household Products & Wares — 0.1%
Church & Dwight Co. Inc.
2.45%, 12/15/19 (Call 11/15/19)	50	49,555
2.45%, 08/01/22 (Call 07/01/22)	370	353,498
Kronos Acquisition Holdings Inc., 9.00%, 08/15/23 (Call 08/15/19)(b)	200	175,536
Prestige Brands Inc., 5.38%, 12/15/21 (Call 12/15/18)(b)	100	98,808
Reckitt Benckiser Treasury Services PLC, 2.38%, 06/24/22 (Call 04/24/22)(b)	1,750	1,672,300

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued)	iShares® Core 1-5 Year USD Bond ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Household Products & Wares (continued)
Spectrum Brands Inc., 6.63%, 11/15/22 (Call 11/15/18)	$75	$76,721

		2,426,418

Housewares — 0.0%
Newell Brands Inc.
3.15%, 04/01/21 (Call 03/01/21)	20	19,638
3.85%, 04/01/23 (Call 02/01/23)	475	459,125
Scotts Miracle-Gro Co. (The), 6.00%, 10/15/23 (Call 10/15/19)	100	102,206
Tupperware Brands Corp., 4.75%, 06/01/21 (Call 03/01/21)	185	188,258

		769,227

Insurance — 0.8%
AEGON Funding Co. LLC, 5.75%, 12/15/20	25	26,089
Aflac Inc., 2.40%, 03/16/20	100	98,993
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 8.25%, 08/01/23 (Call 08/01/19)(b)	150	154,948
American International Group Inc.
3.30%, 03/01/21 (Call 02/01/21)	862	854,173
3.38%, 08/15/20	310	309,318
4.88%, 06/01/22	890	915,579
Aon PLC, 2.80%, 03/15/21 (Call 02/15/21)	100	98,107
Ardonagh Midco 3 PLC, 8.63%, 07/15/23 (Call 07/15/20)(b)	200	186,426
Assurant Inc., 4.00%, 03/15/23	145	143,734
Athene Global Funding, 3.00%, 07/01/22(b)	335	323,875
AXA Equitable Holdings Inc., 3.90%, 04/20/23 (Call 03/20/23)(b)	195	192,832
Berkshire Hathaway Finance Corp.
2.90%, 10/15/20	250	249,110
3.00%, 05/15/22	209	206,632
4.25%, 01/15/21	185	189,608
Berkshire Hathaway Inc.
2.20%, 03/15/21 (Call 02/15/21)	329	322,200
2.75%, 03/15/23 (Call 01/15/23)	300	291,171
3.40%, 01/31/22	50	50,153
3.75%, 08/15/21	125	127,499
China Life Insurance Co. Ltd., 4.00%, 07/03/75 (Call 07/03/20), (5 year CMT + 2.294%)(a)(d)(g)	200	194,086
China Reinsurance Finance Corp. Ltd., 3.38%, 03/09/22(d)	200	189,826
CNA Financial Corp., 5.88%, 08/15/20	350	364,014
CNO Financial Group Inc., 4.50%, 05/30/20	100	100,359
Enstar Group Ltd., 4.50%, 03/10/22 (Call 02/10/22)	150	149,825
Fidelity National Financial Inc., 5.50%, 09/01/22	100	105,153
Fortune Star BVI Ltd., 5.25%, 03/23/22 (Call 03/23/20)(d)	800	723,872
Genworth Holdings Inc.
4.90%, 08/15/23	75	66,188
7.20%, 02/15/21	100	101,704
7.63%, 09/24/21	175	178,243
7.70%, 06/15/20	95	97,621
Guardian Life Global Funding
1.95%, 10/27/21(b)	250	238,650
3.40%, 04/25/23(b)	50	49,321
Hartford Financial Services Group Inc. (The)
5.13%, 04/15/22	250	260,967
5.50%, 03/30/20	125	128,569
Jackson National Life Global Funding
2.20%, 01/30/20(b)	250	246,975
2.60%, 12/09/20(b)	225	221,062
3.30%, 06/11/21(b)	250	248,357

Security	Par (000)	Value

Insurance (continued)
Liberty Mutual Group Inc.
4.25%, 06/15/23(b)	$300	$301,212
5.00%, 06/01/21(b)	490	502,784
Lincoln National Corp., 4.20%, 03/15/22	160	162,181
Loews Corp., 2.63%, 05/15/23 (Call 02/15/23)	100	95,597
Marsh & McLennan Companies Inc.
2.35%, 03/06/20 (Call 02/06/20)	245	241,563
2.75%, 01/30/22 (Call 12/30/21)	190	184,545
4.80%, 07/15/21 (Call 04/15/21)	103	105,747
MassMutual Global Funding II
1.95%, 09/22/20(b)	250	244,152
2.45%, 11/23/20(b)	500	491,440
MetLife Inc., Series N, 3.05%, 12/15/22	75	73,193
Metropolitan Life Global Funding I
1.95%, 09/15/21(b)	250	239,387
2.40%, 01/08/21(b)	500	489,490
2.50%, 12/03/20(b)(c)	150	147,381
2.65%, 04/08/22(b)	360	348,952
3.45%, 10/09/21(b)	150	149,892
3.88%, 04/11/22(b)	600	605,202
MGIC Investment Corp., 5.75%, 08/15/23	100	102,545
New York Life Global Funding
1.95%, 09/28/20(b)	525	512,620
2.00%, 04/13/21(b)	650	629,694
2.30%, 06/10/22(b)	250	239,440
3.25%, 08/06/21(b)	70	69,784
Pricoa Global Funding I
2.45%, 09/21/22(b)	150	144,029
2.55%, 11/24/20(b)	250	245,502
3.45%, 09/01/23(b)	150	148,494
Primerica Inc., 4.75%, 07/15/22	27	27,733
Principal Financial Group Inc., 3.13%, 05/15/23	10	9,707
Principal Life Global Funding II
2.15%, 01/10/20(b)	325	321,350
2.63%, 11/19/20(b)	100	98,503
Protective Life Global Funding
2.00%, 09/14/21(b)	250	239,312
2.16%, 09/25/20(b)	300	292,833
Prudential Financial Inc.
4.50%, 11/16/21	360	369,839
5.38%, 06/21/20	200	206,434
5.63%, 06/15/43 (Call 06/15/23)(a)(g)	300	305,163
5.88%, 09/15/42 (Call 09/15/22)(a)(g)	108	112,418
Radian Group Inc.
5.25%, 06/15/20	109	110,699
7.00%, 03/15/21	75	79,488
Reliance Standard Life Global Funding II
2.38%, 05/04/20(b)	100	98,250
3.85%, 09/19/23(b)	300	297,639
Sunshine Life Insurance Corp. Ltd., 3.15%, 04/20/21(d)	200	191,420
Travelers Companies Inc. (The), 3.90%, 11/01/20	150	151,803

		17,792,656

Internet — 0.3%
Alibaba Group Holding Ltd.
2.50%, 11/28/19 (Call 10/28/19)	1,200	1,192,740
3.13%, 11/28/21 (Call 09/28/21)	650	641,205
Alphabet Inc., 3.63%, 05/19/21	235	237,848
Amazon.com Inc.
1.90%, 08/21/20	225	220,203
2.40%, 02/22/23 (Call 01/22/23)	270	257,899

30	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® Core 1-5 Year USD Bond ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Internet (continued)
2.50%, 11/29/22 (Call 08/29/22)	$97	$93,468
2.60%, 12/05/19 (Call 11/05/19)	475	473,295
3.30%, 12/05/21 (Call 10/05/21)	85	85,045
Baidu Inc.
2.88%, 07/06/22	200	192,160
3.00%, 06/30/20	200	198,136
3.50%, 11/28/22	200	195,730
Cogent Communications Group Inc., 5.38%, 03/01/22 (Call 12/01/21)(b)	75	75,451
Dr. Peng Holding HongKong Ltd., 5.05%, 06/01/20(d)	200	163,198
eBay Inc.
2.60%, 07/15/22 (Call 04/15/22)	250	239,937
2.75%, 01/30/23 (Call 12/30/22)	250	239,258
2.88%, 08/01/21 (Call 06/01/21)	390	382,918
3.25%, 10/15/20 (Call 07/15/20)	50	49,821
3.80%, 03/09/22 (Call 02/09/22)	10	10,023
Expedia Group Inc., 5.95%, 08/15/20	195	202,470
Netflix Inc.
5.38%, 02/01/21	125	127,573
5.50%, 02/15/22	200	204,080
Symantec Corp.
3.95%, 06/15/22 (Call 03/15/22)	50	48,287
4.20%, 09/15/20	245	245,066
Tencent Holdings Ltd.
2.88%, 02/11/20(d)	760	755,007
2.99%, 01/19/23 (Call 12/19/22)(d)	200	192,770
VeriSign Inc., 4.63%, 05/01/23 (Call 05/01/19)	175	175,007
Zayo Group LLC/Zayo Capital Inc., 6.00%, 04/01/23 (Call 04/01/19)	325	332,085

		7,230,680
Iron & Steel — 0.2%
AK Steel Corp.
7.50%, 07/15/23 (Call 07/15/19)	100	101,541
7.63%, 10/01/21 (Call 10/01/19)	125	124,548
Allegheny Technologies Inc.
5.95%, 01/15/21 (Call 10/15/20)	125	125,590
7.88%, 08/15/23 (Call 05/15/23)	100	105,419
ArcelorMittal
5.13%, 06/01/20	100	102,228
5.25%, 08/05/20	150	153,639
5.50%, 03/01/21	175	180,990
6.25%, 02/25/22	175	186,162
Baosteel Financing 2015 Pty Ltd., 3.88%, 01/28/20(d)	200	199,494
Carpenter Technology Corp.
4.45%, 03/01/23 (Call 12/01/22)	50	49,072
5.20%, 07/15/21 (Call 04/15/21)	50	50,734
Commercial Metals Co., 4.88%, 05/15/23 (Call 02/15/23)	50	48,746
CSN Resources SA, 6.50%,07/21/20(d)	300	291,930
Evraz Group SA
6.50%, 04/22/20(d)	200	203,330
6.75%, 01/31/22(d)	400	411,900
Gerdau Trade Inc., 5.75%, 01/30/21(d)	500	518,210
JSW Steel Ltd., 5.25%, 04/13/22(d)	400	390,036
Nucor Corp., 4.00%, 08/01/23 (Call 05/01/23)	200	202,050
POSCO, 4.00%, 08/01/23(d)	200	198,498
Reliance Steel & Aluminum Co., 4.50%, 04/15/23 (Call 01/15/23)	129	129,086
Steel Dynamics Inc.
5.13%, 10/01/21 (Call 10/01/19)	200	201,030
5.25%, 04/15/23 (Call 04/15/19)	94	94,177

Security	Par (000)	Value

Iron & Steel (continued)
U.S. Steel Corp., 7.38%, 04/01/20(c)	$125	$129,726
Vale Overseas Ltd., 4.38%, 01/11/22(c)	184	185,052

		4,383,188

Leisure Time — 0.0%
24 Hour Fitness Worldwide Inc., 8.00%, 06/01/22 (Call 06/01/19)(b)(c)	135	132,778
Carnival Corp., 3.95%, 10/15/20	175	177,019
NCL Corp. Ltd., 4.75%, 12/15/21 (Call 12/15/18)(b)	121	121,361
Royal Caribbean Cruises Ltd.
2.65%, 11/28/20	80	78,571
5.25%, 11/15/22	50	52,168
Sabre GLBL Inc., 5.38%, 04/15/23 (Call 04/15/19)(b)	150	150,296
Vista Outdoor Inc., 5.88%, 10/01/23 (Call 10/01/19)	100	96,046

		808,239
Lodging — 0.2%
Choice Hotels International Inc.
5.70%, 08/28/20	50	51,751
5.75%, 07/01/22	100	104,871
Diamond Resorts International Inc., 7.75%, 09/01/23 (Call 09/01/19)(b)(c)	150	153,531
Interval Acquisition Corp., 5.63%, 04/15/23 (Call 04/15/19)	100	100,122
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp.
6.75%, 11/15/21 (Call 11/15/18)(b)	125	128,267
10.25%, 11/15/22 (Call 11/15/19)(b)	110	120,190
Marriott International Inc./MD
2.30%, 01/15/22 (Call 12/15/21)	329	315,031
2.88%, 03/01/21 (Call 02/01/21)	100	98,492
MGM Resorts International
5.25%, 03/31/20	100	101,226
6.00%, 03/15/23	275	278,897
6.63%, 12/15/21	275	287,845
6.75%, 10/01/20	200	207,798
7.75%, 03/15/22	220	236,170
Sands China Ltd., 4.60%, 08/08/23 (Call 07/08/23)(b)	400	394,652
Seminole Hard Rock Entertainment Inc./Seminole Hard Rock International LLC, 5.88%, 05/15/21 (Call 05/15/19)(b)	92	92,110
Studio City Co. Ltd., 7.25%, 11/30/21 (Call 11/30/18)(b)	200	205,254
Studio City Finance Ltd., 8.50%, 12/01/20 (Call 12/01/18)(b)	250	249,922
Wyndham Destinations Inc.
4.25%, 03/01/22 (Call 12/01/21)	185	179,073
5.63%, 03/01/21	77	77,922
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 4.25%, 05/30/23 (Call 02/28/23)(b)	125	118,989

		3,502,113
Machinery — 0.4%
ABB Finance USA Inc.
2.88%, 05/08/22	350	342,244
3.38%, 04/03/23 (Call 03/03/23)	250	247,412
Briggs & Stratton Corp., 6.88%, 12/15/20	44	45,945
Caterpillar Financial Services Corp.
1.70%, 08/09/21	240	229,862
1.85%, 09/04/20	90	87,796
2.00%, 11/29/19	145	143,451
2.00%, 03/05/20	125	123,211
2.10%, 01/10/20	1,600	1,581,360
2.25%, 12/01/19	25	24,795
2.40%, 06/06/22	100	96,516
2.55%, 11/29/22	33	31,810

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued)	iShares® Core 1-5 Year USD Bond ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Machinery (continued)
2.85%, 06/01/22	$100	$98,056
2.95%, 05/15/20	150	149,482
3.15%, 09/07/21	70	69,695
3.45%, 05/15/23	125	124,599
Caterpillar Inc.
2.60%, 06/26/22 (Call 03/26/22)	50	48,529
3.90%, 05/27/21	285	288,622
Cleaver-Brooks Inc., 7.88%, 03/01/23 (Call 12/15/19)(b)	85	85,768
CNH Industrial Capital LLC
3.88%, 10/15/21	225	224,296
4.38%, 11/06/20	148	149,609
4.38%, 04/05/22	201	202,427
4.88%, 04/01/21	150	153,180
Deere & Co., 2.60%, 06/08/22 (Call 03/08/22)	90	87,517
John Deere Capital Corp.
1.70%, 01/15/20	75	73,766
1.95%, 06/22/20	100	98,184
2.05%, 03/10/20	100	98,480
2.15%, 09/08/22	285	271,320
2.20%, 03/13/20	255	251,787
2.35%, 01/08/21	185	181,666
2.38%, 07/14/20	90	88,820
2.55%, 01/08/21	100	98,585
2.65%, 01/06/22	80	78,269
2.70%, 01/06/23	50	48,351
2.80%, 03/04/21	150	148,364
2.80%, 03/06/23	275	266,832
2.88%, 03/12/21	100	99,038
3.13%, 09/10/21	140	139,488
3.15%, 10/15/21	115	114,424
3.45%, 06/07/23	105	104,667
3.65%, 10/12/23	110	110,330
3.90%, 07/12/21	50	50,846
Series 0014, 2.45%, 09/11/20	150	147,941
Manitowoc Co. Inc. (The), 12.75%, 08/15/21 (Call 02/15/19)(b)	50	54,127
Nvent Finance Sarl, 3.95%, 04/15/23 (Call 03/15/23)	75	73,736
Roper Technologies Inc.
2.80%, 12/15/21 (Call 11/15/21)	145	141,105
3.00%, 12/15/20 (Call 11/15/20)	75	74,273
3.13%, 11/15/22 (Call 08/15/22)	50	48,681
3.65%, 09/15/23 (Call 08/15/23)	200	197,842
Vertiv Intermediate Holding Corp. (13.00% PIK), 12.00%, 02/15/22 (Call 02/15/19)(b)(e)	165	163,805
Zoomlion HK SPV Co. Ltd., 6.13%, 12/20/22(b)	200	189,460

		8,050,369
Manufacturing — 0.3%
3M Co.
1.63%, 09/19/21 (Call 08/19/21)	50	47,814
2.00%, 08/07/20	100	98,137
2.00%, 06/26/22	150	143,145
3.00%, 09/14/21 (Call 08/14/21)(c)	190	189,356
Amsted Industries Inc., 5.00%, 03/15/22 (Call 03/15/19)(b)	150	147,564
CTP Transportation Products LLC/CTP Finance Inc., 8.25%, 12/15/19 (Call 12/15/18)(b)	50	49,895
Eaton Corp., 2.75%, 11/02/22	250	241,492
Gates Global LLC/Gates Global Co., 6.00%, 07/15/22 (Call 07/15/19)(b)	121	120,372

Security	Par (000)	Value

Manufacturing (continued)
General Electric Co.
2.20%, 01/09/20 (Call 12/09/19)	$275	$270,080
2.70%, 10/09/22	2,170	2,050,802
3.10%, 01/09/23	75	71,876
4.38%, 09/16/20	250	253,130
4.63%, 01/07/21	300	304,941
4.65%, 10/17/21	700	712,264
5.30%, 02/11/21	385	394,937
5.50%, 01/08/20	175	178,932
Illinois Tool Works Inc., 3.38%, 09/15/21 (Call 06/15/21)	75	74,978
Ingersoll-Rand Global Holding Co. Ltd., 2.90%, 02/21/21	100	98,595
LSB Industries Inc., 9.63%, 05/01/23 (Call 05/01/20)(b)(c)	95	98,556
Siemens Financieringsmaatschappij NV
1.70%, 09/15/21(b)	250	238,655
2.00%, 09/15/23(b)	250	231,753
2.15%, 05/27/20(b)	250	245,975
2.20%, 03/16/20(b)	500	493,335
2.90%, 05/27/22(b)	500	488,315
Techniplas LLC, 10.00%, 05/01/20 (Call 05/01/19)(b)	41	38,559

		7,283,458

Media — 0.9%
21st Century Fox America Inc.
3.00%, 09/15/22	75	73,154
4.50%, 02/15/21	125	127,498
Altice Financing SA, 6.63%, 02/15/23 (Call 02/15/19)(b)	550	544,060
Altice Luxembourg SA, 7.75%, 05/15/22 (Call 05/15/19)(b)(c)	690	642,190
Altice U.S. Finance I Corp., 5.38%, 07/15/23 (Call 07/15/19)(b)	200	199,894
AMC Networks Inc., 4.75%, 12/15/22 (Call 12/15/18)	175	172,477
Cable One Inc., 5.75%, 06/15/22 (Call 06/15/19)(b)	100	101,454
Cablevision Systems Corp.
5.88%, 09/15/22	125	125,645
8.00%, 04/15/20	50	52,312
CBS Corp.
2.90%, 06/01/23 (Call 05/01/23)(b)	25	23,718
3.38%, 03/01/22 (Call 12/01/21)	275	270,702
CCO Holdings LLC/CCO Holdings Capital Corp.
4.00%, 03/01/23 (Call 11/01/19)(b)	50	47,590
5.13%, 02/15/23 (Call 02/15/19)	350	347,823
5.13%, 05/01/23 (Call 05/01/19)(b)	250	248,775
5.25%, 03/15/21 (Call 03/15/19)	100	100,367
5.25%, 09/30/22 (Call 09/30/19)	275	277,029
5.75%, 09/01/23 (Call 03/01/19)	100	100,821
Cequel Communications Holdings I LLC/Cequel Capital Corp., 5.13%, 12/15/21 (Call 06/15/19)(b)	300	298,494
Charter Communications Operating LLC/Charter Communications Operating Capital
3.58%, 07/23/20 (Call 06/23/20)	575	574,206
4.46%, 07/23/22 (Call 05/23/22)	675	683,289
Clear Channel Worldwide Holdings Inc.
6.50%, 11/15/22 (Call 11/15/18)	375	380,849
Series B, 7.63%,03/15/20 (Call 12/03/18)	275	275,107
Comcast Cable Communications Holdings Inc., 9.46%, 11/15/22	100	121,187
Comcast Corp.
1.63%, 01/15/22 (Call 12/15/21)	40	37,737
2.75%, 03/01/23 (Call 02/01/23)	300	289,044
2.85%, 01/15/23	350	338,866
3.13%, 07/15/22	505	497,268

32	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® Core 1-5 Year USD Bond ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Media (continued)
3.30%, 10/01/20	$235	$234,880
3.45%, 10/01/21	150	150,072
5.15%, 03/01/20	289	296,242
Cox Communications Inc., 2.95%, 06/30/23
(Call 03/30/23)(b)	25	23,799
CSC Holdings LLC
6.75%, 11/15/21	275	287,779
10.13%, 01/15/23 (Call 01/15/19)(b)	400	434,580
Discovery Communications LLC
2.75%, 11/15/19 (Call 10/15/19)(b)	260	258,281
2.80%, 06/15/20 (Call 05/15/20)(b)	25	24,700
2.95%, 03/20/23 (Call 02/20/23)	325	308,815
3.25%, 04/01/23	100	95,912
3.50%, 06/15/22 (Call 04/15/22)(b)	250	245,105
DISH DBS Corp.
5.00%, 03/15/23(c)	350	306,467
5.13%, 05/01/20	225	225,355
5.88%, 07/15/22(c)	435	411,110
6.75%, 06/01/21	450	454,639
7.88%, 09/01/19	300	308,526
Lee Enterprises Inc., 9.50%, 03/15/22 (Call 03/15/19)(b)(c)	100	103,451
Mediacom Broadband LLC/Mediacom Broadband Corp.,5.50%, 04/15/21 (Call 04/15/19)	25	25,155
Myriad International Holdings BV, 6.00%, 07/18/20(d)	200	206,746
NBC Universal Media LLC
2.88%, 01/15/23	300	290,826
4.38%, 04/01/21	449	458,389
5.15%, 04/30/20	635	652,132
Nexstar Broadcasting Inc.
5.88%, 11/15/22 (Call 11/15/18)	100	101,498
6.13%, 02/15/22 (Call 02/15/19)(b)	100	101,820
Quebecor Media Inc., 5.75%, 01/15/23	175	175,513
Radiate Holdco LLC/Radiate Finance Inc., 6.88%, 02/15/23 (Call 02/15/20)(b)	60	57,601
RELX Capital Inc., 3.50%, 03/16/23 (Call 02/16/23)	300	295,674
Sinclair Television Group Inc.
5.38%, 04/01/21 (Call 04/01/19)	125	125,269
6.13%, 10/01/22 (Call 10/01/19)	100	101,761
Sirius XM Radio Inc.
3.88%, 08/01/22 (Call 08/01/20)(b)	210	202,537
4.63%, 05/15/23 (Call 05/15/19)(b)	100	97,153
TEGNA Inc.
4.88%, 09/15/21 (Call 09/15/19)(b)	75	75,062
5.13%, 07/15/20 (Call 07/15/19)	150	150,581
6.38%, 10/15/23 (Call 10/15/19)	150	153,537
Time Warner Cable LLC
4.00%, 09/01/21 (Call 06/01/21)	435	435,735
4.13%, 02/15/21 (Call 11/15/20)	50	50,273
5.00%, 02/01/20	475	482,757
Time Warner Entertainment Co. LP, 8.38%, 03/15/23	200	230,628
Tribune Media Co., 5.88%, 07/15/22 (Call 07/15/19)	250	253,842
Univision Communications Inc.
5.13%, 05/15/23 (Call 05/15/19)(b)	250	236,592
6.75%, 09/15/22 (Call 09/15/19)(b)	174	177,830
Urban One Inc.
7.38%, 04/15/22 (Call 04/15/19)(b)	50	49,116
9.25%, 02/15/20 (Call 02/15/19)(b)(c)	75	72,991
Viacom Inc.
3.88%, 12/15/21	120	119,893
5.88%, 02/28/57 (Call 02/28/22)(a)(g)	150	144,534

Security	Par (000)	Value

Media (continued)
Videotron Ltd., 5.00%, 07/15/22	$200	$200,106
Virgin Media Secured Finance PLC, 5.25%, 01/15/21	200	202,340
Walt Disney Co. (The)
2.15%, 09/17/20	300	294,507
2.30%, 02/12/21	393	385,081
2.35%, 12/01/22	441	422,143
2.45%, 03/04/22	100	96,969
2.55%, 02/15/22	8	7,780
3.75%, 06/01/21(c)	50	50,688
Warner Media LLC
4.00%, 01/15/22	275	276,765
4.70%, 01/15/21	310	317,161
4.75%, 03/29/21	160	164,178

		19,064,432

Metal Fabricate & Hardware — 0.0%
MCC Holding Hong Kong Corp. Ltd., 2.95%, 05/31/20(d)	200	196,168
Precision Castparts Corp., 2.25%, 06/15/20 (Call 05/15/20)	300	295,761
TMK OAO Via TMK Capital SA, 6.75%, 04/03/20(d)	200	200,734

		692,663

Mining — 0.5%
Aleris International Inc., 10.75%, 07/15/23 (Call 07/15/20)(b)	100	104,778
ALROSA Finance SA, 7.75%, 11/03/20(d)	200	212,978
Anglo American Capital PLC, 3.75%, 04/10/22(b)	230	227,061
AngloGold Ashanti Holdings PLC
5.13%, 08/01/22(c)	240	241,190
5.38%, 04/15/20	341	345,273
Barminco Finance Pty Ltd., 6.63%, 05/15/22 (Call 05/15/19)(b)	125	123,445
Barrick Gold Corp., 3.85%, 04/01/22	75	75,355
BHP Billiton Finance USA Ltd.
2.88%, 02/24/22	435	428,166
6.25%, 10/19/75 (Call 10/19/20), (5 year USD Swap + 4.971%)(a)(b)(g)	250	259,382
Century Aluminum Co., 7.50%, 06/01/21 (Call 06/01/19)(b)	50	50,368
Chinalco Capital Holdings Ltd.
4.00%, 08/25/21(d)	200	192,544
4.25%, 04/21/22(d)	200	191,040
Corp. Nacional del Cobre de Chile
3.00%, 07/17/22(b)	600	580,464
3.88%, 11/03/21(b)	200	200,672
Eldorado Gold Corp., 6.13%, 12/15/20 (Call 12/15/18)(b)	150	140,444
Ferroglobe PLC/Globe Specialty Metals Inc., 9.38%, 03/01/22 (Call 03/01/19)(b)	150	157,014
First Quantum Minerals Ltd., 7.25%, 05/15/22 (Call 05/15/19)(d)	400	381,124
FMG Resources August 2006 Pty Ltd.
4.75%, 05/15/22 (Call 02/15/22)(b)	150	145,364
5.13%, 03/15/23 (Call 12/15/22)(b)(c)	135	130,325
Freeport-McMoRan Inc.
3.10%, 03/15/20	200	197,084
3.55%, 03/01/22 (Call 12/01/21)	375	355,616
3.88%, 03/15/23 (Call 12/15/22)	450	417,145
4.00%, 11/14/21	150	146,250
6.88%, 02/15/23 (Call 02/15/20)	200	209,260
Glencore Finance Canada Ltd.
4.25%, 10/25/22(b)	340	340,507
4.95%, 11/15/21(b)	25	25,681

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued)	iShares® Core 1-5 Year USD Bond ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mining (continued)
Glencore Funding LLC
2.88%, 04/16/20(b)	$100	$98,711
3.00%, 10/27/22 (Call 09/27/22)(b)	180	172,427
4.13%, 05/30/23(b)	400	396,564
Goldcorp Inc., 3.70%, 03/15/23 (Call 12/15/22)	325	318,211
Hecla Mining Co., 6.88%, 05/01/21 (Call 05/01/19)	150	149,809
Hudbay Minerals Inc., 7.25%, 01/15/23 (Call 07/15/19)(b)	100	100,060
International Wire Group Inc., 10.75%, 08/01/21 (Call 08/01/19)(b)	25	23,247
Joseph T Ryerson & Son Inc., 11.00%, 05/15/22 (Call 05/15/19)(b)	100	107,314
Kinross Gold Corp., 5.13%, 09/01/21 (Call 06/01/21)	150	153,270
Minmetals Bounteous Finance BVI Ltd., 3.13%, 07/27/21(d)	400	388,700
MMC Norilsk Nickel OJSC via MMC Finance DAC
3.85%, 04/08/22(d)	400	381,940
5.55%, 10/28/20(d)	200	202,556
Mountain Province Diamonds Inc., 8.00%, 12/15/22 (Call 12/15/19)(b)	50	50,740
New Gold Inc., 6.25%, 11/15/22 (Call 11/15/18)(b)	100	86,977
Newcrest Finance Pty Ltd., 4.20%, 10/01/22(b)	250	250,307
Newmont Mining Corp., 3.50%, 03/15/22 (Call 12/15/21)	325	321,652
Northwest Acquisitions ULC/Dominion Finco Inc., 7.13%, 11/01/22 (Call 11/01/19)(b)	150	151,527
Petra Diamonds U.S. Treasury PLC, 7.25%, 05/01/22 (Call 05/01/19)(d)	200	191,288
Petropavlovsk 2016 Ltd., 8.13%, 11/14/22 (Call 08/14/22)(d)	400	302,156
Polyus Gold International Ltd., 4.70%, 03/28/22(d)	200	192,244
Southern Copper Corp., 3.50%, 11/08/22	50	49,131
Taseko Mines Ltd., 8.75%, 06/15/22 (Call 06/15/19)(b)	35	34,736
Teck Resources Ltd., 4.50%, 01/15/21 (Call 10/15/20)	19	19,045
Vedanta Resources PLC
7.13%, 05/31/23(d)	200	188,016
8.25%, 06/07/21(d)	300	305,799

		10,514,957

Office & Business Equipment — 0.0%
Pitney Bowes Inc.
3.88%, 09/15/20	25	24,588
3.88%, 10/01/21 (Call 09/01/21)(c)	475	450,447
4.38%, 05/15/22 (Call 04/15/22)	175	159,212
Xerox Corp.
2.75%, 09/01/20	83	80,518
3.63%, 03/15/23 (Call 02/15/23)	500	457,775

		1,172,540

Oil & Gas — 2.6%
Aker BP ASA, 6.00%, 07/01/22 (Call 07/01/19)(b)	150	152,764
Anadarko Petroleum Corp., 4.85%, 03/15/21 (Call 02/15/21)	445	454,821
Antero Resources Corp.
5.13%, 12/01/22 (Call 06/01/19)	250	248,695
5.38%, 11/01/21 (Call 11/01/18)	200	200,496
5.63%, 06/01/23 (Call 06/01/19)	200	199,748
Apache Corp.
2.63%, 01/15/23 (Call 10/15/22)	15	14,217
3.25%, 04/15/22 (Call 01/15/22)	67	65,592
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.00%, 04/01/22 (Call 04/01/20)(b)	209	230,422
Athabasca Oil Corp., 9.88%, 02/24/22 (Call 02/24/19)(b)(c)	75	75,227
Baytex Energy Corp., 5.13%, 06/01/21 (Call 06/01/19)(b)	100	97,196
BG Energy Capital PLC, 4.00%, 10/15/21(b)	200	202,510

Security	Par (000)	Value

Oil & Gas (continued)
BP Capital Markets PLC
2.11%, 09/16/21 (Call 08/16/21)	$236	$227,681
2.32%, 02/13/20	685	677,787
2.50%, 11/06/22	250	239,755
2.52%, 01/15/20	1,400	1,390,438
2.52%, 09/19/22 (Call 08/19/22)	66	63,442
2.75%, 05/10/23	425	409,288
3.06%, 03/17/22	58	57,171
3.25%, 05/06/22	466	461,219
3.56%, 11/01/21	365	366,518
4.50%, 10/01/20	190	194,231
4.74%, 03/11/21	1,700	1,751,119
Bruin E&P Partners LLC, 8.88%, 08/01/23 (Call 08/01/20)(b)	175	172,553
California Resources Corp., 8.00%, 12/15/22 (Call 12/15/18)(b)(c)	475	422,802
Calumet Specialty Products Partners LP/Calumet Finance Corp.
6.50%, 04/15/21 (Call 04/15/19)	175	168,408
7.63%, 01/15/22 (Call 01/15/19)	125	120,320
7.75%, 04/15/23 (Call 04/15/19)	50	47,508
Canadian Natural Resources Ltd.
2.95%, 01/15/23 (Call 12/15/22)	225	216,421
3.45%, 11/15/21 (Call 08/15/21)	190	188,377
Canbriam Energy Inc., 9.75%, 11/15/19 (Call 11/15/18)(b)	50	48,045
Carrizo Oil & Gas Inc.
6.25%, 04/15/23 (Call 04/15/19)(c)	125	122,820
7.50%, 09/15/20 (Call 11/19/18)	16	16,004
Chesapeake Energy Corp.
4.88%, 04/15/22 (Call 04/15/19)(c)	100	95,149
5.38%, 06/15/21 (Call 06/15/19)	50	49,155
5.75%, 03/15/23	50	47,564
6.13%, 02/15/21	125	126,250
6.63%, 08/15/20	150	154,618
8.00%, 12/15/22 (Call 12/15/18)(b)(c)	250	260,610
Chevron Corp.
1.96%, 03/03/20 (Call 02/03/20)	2,010	1,980,996
1.99%, 03/03/20	350	345,086
2.10%, 05/16/21 (Call 04/15/21)	675	655,425
2.19%, 11/15/19 (Call 10/15/19)	300	297,837
2.36%, 12/05/22 (Call 09/05/22)	40	38,402
2.42%, 11/17/20 (Call 10/17/20)	525	517,482
2.50%, 03/03/22 (Call 02/03/22)	50	48,540
2.57%, 05/16/23 (Call 03/16/23)	25	24,001
3.19%, 06/24/23 (Call 03/24/23)	550	540,958
Citgo Holding Inc., 10.75%, 02/15/20(d)	100	103,975
CITGO Petroleum Corp., 6.25%, 08/15/22 (Call 08/15/19)(b)	50	49,306
CNOOC Finance 2011 Ltd., 4.25%, 01/26/21(b)	400	404,472
CNOOC Finance 2012 Ltd., 3.88%, 05/02/22(b)	500	498,685
CNOOC Finance 2013 Ltd., 3.00%, 05/09/23	1,000	954,910
CNOOC Finance 2015 Australia Pty Ltd., 2.63%, 05/05/20	200	197,418
CNPC General Capital Ltd., 3.40%, 04/16/23(d)	200	194,756
CNPC HK Overseas Capital Ltd., 4.50%, 04/28/21(b)	346	352,353
CNX Resources Corp., 5.88%, 04/15/22 (Call 04/15/19)	350	344,211
Continental Resources Inc./OK
4.50%, 04/15/23 (Call 01/15/23)	350	350,948
5.00%, 09/15/22 (Call 03/15/19)	360	363,478
CVR Refining LLC/Coffeyville Finance Inc., 6.50%, 11/01/22 (Call 11/01/18)	100	101,034

34	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® Core 1-5 Year USD Bond ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas (continued)
Denbury Resources Inc.
4.63%, 07/15/23 (Call 01/15/19)	$150	$124,406
5.50%, 05/01/22 (Call 05/01/19)	25	21,683
9.00%, 05/15/21 (Call 12/15/18)(b)	125	130,398
9.25%, 03/31/22 (Call 03/31/19)(b)	89	92,761
Devon Energy Corp., 3.25%, 05/15/22 (Call 02/15/22)	510	495,888
Dolphin Energy Ltd. LLC, 5.50%, 12/15/21(b)	200	209,892
Eclipse Resources Corp., 8.88%, 07/15/23 (Call 07/15/19)	150	149,367
Ecopetrol SA, 7.63%, 07/23/19	350	359,793
Energen Corp., 4.63%, 09/01/21 (Call 06/01/21)	100	99,966
Eni SpA, Series X-R, 4.00%, 09/12/23(b)	200	196,528
Ensco PLC, 8.00%, 01/31/24 (Call 10/31/23)	64	62,655
EOG Resources Inc.
2.45%, 04/01/20 (Call 03/01/20)	100	98,914
2.63%, 03/15/23 (Call 12/15/22)	90	86,192
4.10%, 02/01/21	272	275,609
EP Energy LLC/Everest Acquisition Finance Inc., 9.38%, 05/01/24 (Call 05/01/20)(b)	150	113,973
EQT Corp.
2.50%, 10/01/20 (Call 09/01/20)	193	188,312
3.00%, 10/01/22 (Call 09/01/22)	205	196,572
4.88%, 11/15/21	2	2,047
Equinor ASA
2.25%, 11/08/19	550	545,583
2.45%, 01/17/23	350	335,723
2.75%, 11/10/21	655	644,513
2.90%, 11/08/20	690	686,081
3.15%, 01/23/22	450	446,260
Exxon Mobil Corp.
1.91%, 03/06/20 (Call 02/06/20)	700	690,403
2.22%, 03/01/21 (Call 02/01/21)	2,435	2,382,307
2.40%, 03/06/22 (Call 01/06/22)	235	227,675
2.73%, 03/01/23 (Call 01/01/23)	50	48,589
Gazprom OAO Via Gaz Capital SA
3.85%, 02/06/20(d)	200	198,774
4.95%, 07/19/22(d)	400	400,828
6.00%, 01/23/21(d)	200	205,374
9.25%, 04/23/19(d)	300	307,017
Great Western Petroleum LLC/Great Western Finance Corp., 9.00%, 09/30/21 (Call 03/31/19)(b)	70	67,565
Gulfport Energy Corp., 6.63%, 05/01/23 (Call 05/01/19)	100	99,963
HighPoint Operating Corp., 7.00%, 10/15/22 (Call 10/15/19)(c)	75	73,753
Husky Energy Inc., 7.25%, 12/15/19	110	114,522
Jones Energy Holdings LLC/Jones Energy Finance Corp.
6.75%, 04/01/22 (Call 04/01/19)	50	25,158
9.25%, 03/15/23 (Call 03/15/20)(b)	100	99,985
KazMunayGas National Co. JSC
3.88%, 04/19/22(d)	200	198,210
4.40%, 04/30/23(d)	210	208,188
Korea National Oil Corp.
2.00%, 10/24/21(b)	200	190,452
2.75%, 01/23/19(d)	200	199,934
Kosmos Energy Ltd., 7.88%, 08/01/21 (Call 08/01/19)(b)	200	202,028
Laredo Petroleum Inc.
5.63%, 01/15/22 (Call 01/15/19)	125	122,330
6.25%, 03/15/23 (Call 03/15/19)	75	73,878
Lonestar Resources America Inc., 11.25%, 01/01/23 (Call 01/01/21)(b)	75	81,185

Security	Par (000)	Value

Oil & Gas (continued)
Lukoil International Finance BV
4.56%, 04/24/23(d)	$400	$393,144
6.13%, 11/09/20(d)	500	518,390
6.66%, 06/07/22(d)	200	212,570
7.25%, 11/05/19(d)	100	103,326
Marathon Oil Corp., 2.80%, 11/01/22 (Call 08/01/22)	246	234,672
Marathon Petroleum Corp.
3.40%, 12/15/20 (Call 11/15/20)	190	189,438
5.13%, 03/01/21	81	83,556
5.38%, 10/01/22 (Call 10/01/19)(b)	25	25,386
MEG Energy Corp., 6.38%, 01/30/23 (Call 07/30/19)(b)	175	169,741
Motiva Enterprises LLC, 5.75%, 01/15/20(b)	49	50,027
Murphy Oil Corp.
4.00%, 06/01/22 (Call 03/01/22)	150	144,753
4.45%, 12/01/22 (Call 09/01/22)	125	121,723
Nabors Industries Inc.
4.63%, 09/15/21	150	144,750
5.00%, 09/15/20	150	148,842
5.10%, 09/15/23 (Call 06/15/23)	50	45,682
5.50%, 01/15/23 (Call 11/15/22)(c)	150	141,112
Newfield Exploration Co., 5.75%, 01/30/22	150	154,654
Noble Energy Inc., 4.15%, 12/15/21 (Call 09/15/21)	665	670,280
Nostrum Oil & Gas Finance BV, 8.00%, 07/25/22 (Call 07/25/19)(d)	200	171,778
Oasis Petroleum Inc.
6.88%, 03/15/22 (Call 09/15/19)	167	167,857
6.88%, 01/15/23 (Call 07/15/19)	150	151,345
Occidental Petroleum Corp.
2.60%, 04/15/22 (Call 03/15/22)	25	24,229
2.70%, 02/15/23 (Call 08/15/22)	50	48,035
3.13%, 02/15/22 (Call 11/15/21)	365	360,781
Series 1, 4.10%, 02/01/21 (Call 11/01/20)	400	406,476
ONGC Videsh Vankorneft Pte Ltd., 2.88%, 01/27/22(d)	400	380,396
Pacific Drilling First Lien Escrow Issuer Ltd., 8.38%, 10/01/23 (Call 09/07/20)(b)	124	125,503
Pan American Energy LLC/Argentina, 7.88%, 05/07/21(c)(d)	100	102,226
Parker Drilling Co.
6.75%, 07/15/22 (Call 01/15/19)(c)	75	50,871
7.50%, 08/01/20 (Call 12/17/18)(c)	65	50,788
Pertamina Persero PT, 4.88%, 05/03/22(d)	400	406,388
Petrobras Global Finance BV
4.38%, 05/20/23	1,050	1,017,093
5.38%, 01/27/21	402	408,601
6.13%, 01/17/22	603	624,913
8.38%, 05/23/21	316	344,541
Petroleos Mexicanos
3.50%, 01/30/23	1,200	1,102,932
4.88%, 01/24/22	1,065	1,048,833
5.38%, 03/13/22	300	298,611
5.50%, 01/21/21	1,120	1,130,898
5.98%, 03/11/22, (3 mo. LIBOR US + 3.650%)(a)	15	15,556
6.00%, 03/05/20	108	109,770
Petroleum Co. of Trinidad & Tobago Ltd., 9.75%, 08/14/19(b)	170	158,666
Petronas Capital Ltd.
3.13%, 03/18/22(d)	900	882,531
5.25%, 08/12/19(b)	100	101,544
Petronas Global Sukuk Ltd., 2.71%, 03/18/20(d)	1,800	1,782,720
Phillips 66, 4.30%, 04/01/22	365	372,216

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued)	iShares® Core 1-5 Year USD Bond ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas (continued)
Pioneer Natural Resources Co.
3.95%, 07/15/22 (Call 04/15/22)	$165	$165,231
7.50%, 01/15/20	50	52,360
Precision Drilling Corp., 6.50%, 12/15/21 (Call 12/15/18)	50	50,733
Pride International LLC, 6.88%, 08/15/20	100	103,461
QEP Resources Inc.
5.25%, 05/01/23 (Call 02/01/23)	150	143,655
5.38%, 10/01/22 (Call 07/01/22)	100	98,042
6.88%, 03/01/21	75	78,007
Range Resources Corp.
5.00%, 08/15/22 (Call 05/15/22)	150	147,225
5.00%, 03/15/23 (Call 12/15/22)(c)	150	145,119
5.75%, 06/01/21 (Call 03/01/21)	100	101,371
5.88%, 07/01/22 (Call 04/01/22)	50	50,371
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 6.75%, 09/30/19(b)	250	257,532
Reliance Holdings USA Inc., 5.40%, 02/14/22(d)	250	257,740
Resolute Energy Corp., 8.50%, 05/01/20 (Call 12/03/18)	111	110,810
Rowan Companies Inc., 4.88%, 06/01/22 (Call 03/01/22)	125	119,629
Sable Permian Resources Land LLC/AEPB Finance Corp.
7.13%, 11/01/20 (Call 07/31/19)(b)(c)	125	75,724
7.38%, 11/01/21 (Call 07/31/19)(b)(c)	140	84,092
8.00%, 06/15/20 (Call 06/15/19)(b)	50	46,654
13.00%, 11/30/20 (Call 11/30/18)(b)	111	118,297
Sanchez Energy Corp.
6.13%, 01/15/23 (Call 07/15/19)(c)	225	83,756
7.25%, 02/15/23 (Call 02/15/20)(b)(c)	150	137,361
7.75%, 06/15/21 (Call 06/15/19)(c)	145	75,165
Seven Generations Energy Ltd., 6.75%, 05/01/23 (Call 05/01/19)(b)	85	87,256
Shell International Finance BV
1.75%, 09/12/21	600	575,064
1.88%, 05/10/21	650	628,517
2.13%, 05/11/20	450	443,529
2.25%, 11/10/20	180	176,767
2.38%, 08/21/22	65	62,738
4.38%, 03/25/20	150	152,641
Sinopec Group Overseas Development 2013 Ltd., 4.38%, 10/17/23(d)	200	202,290
Sinopec Group Overseas Development 2015 Ltd., 2.50%, 04/28/20(d)	1,000	984,420
Sinopec Group Overseas Development 2016 Ltd.
2.00%, 09/29/21(d)	200	190,330
2.75%, 05/03/21(d)	200	195,186
Sinopec Group Overseas Development 2017 Ltd.
2.50%, 09/13/22(d)	800	758,720
3.00%, 04/12/22(d)	700	679,119
SM Energy Co., 6.13%, 11/15/22 (Call 11/15/18)(c)	100	101,380
Southwestern Energy Co., 4.10%, 03/15/22 (Call 12/15/21)(c)	250	246,142
Sunoco LP/Sunoco Finance Corp., 4.88%, 01/15/23 (Call 01/15/20)(b)	225	217,330
Tapstone Energy LLC/Tapstone Energy Finance Corp., 9.75%, 06/01/22 (Call 05/02/20)(b)	50	44,249
Teine Energy Ltd., 6.88%, 09/30/22 (Call 09/30/19)(b)	100	99,517
Total Capital Canada Ltd., 2.75%, 07/15/23	200	192,908
Total Capital International SA
2.70%, 01/25/23	300	289,746
2.75%, 06/19/21	25	24,671
2.88%, 02/17/22	225	220,907

Security	Par (000)	Value

Oil & Gas (continued)
Total Capital SA
4.13%, 01/28/21	$115	$117,138
4.45%, 06/24/20	100	101,839
Transocean Inc.
5.80%, 10/15/22 (Call 07/15/22)	100	96,654
6.50%, 11/15/20	50	51,273
8.38%, 12/15/21(c)	100	107,002
9.00%, 07/15/23 (Call 07/15/20)(b)	375	393,420
Tullow Oil PLC, 6.25%, 04/15/22 (Call 04/15/19)(b)	200	199,402
Ultra Resources Inc., 6.88%, 04/15/22 (Call 04/15/19)(b)(c)	175	100,489
Unit Corp., 6.63%, 05/15/21 (Call 05/15/19)	150	149,083
Valero Energy Corp., 6.13%, 02/01/20	175	180,911
Vine Oil & Gas LP/Vine Oil & Gas Finance Corp.
8.75%, 04/15/23 (Call 10/15/20)(b)	150	138,750
9.75%, 04/15/23 (Call 10/15/20)(b)	75	71,378
W&T Offshore Inc., 9.75%, 11/01/23 (Call 11/01/20)(b)	170	164,560
Whiting Petroleum Corp.
5.75%, 03/15/21 (Call 12/15/20)(c)	200	201,664
6.25%, 04/01/23 (Call 01/01/23)(c)	100	100,338
WPX Energy Inc.
6.00%, 01/15/22 (Call 10/15/21)	151	154,574
8.25%, 08/01/23 (Call 06/01/23)	100	112,214
YPF SA, 8.50%, 03/23/21(d)	150	151,527

		57,248,570

Oil & Gas Services — 0.2%
Archrock Partners LP/Archrock Partners Finance Corp.
6.00%, 04/01/21 (Call 04/01/19)	100	99,501
6.00%, 10/01/22 (Call 04/01/19)	50	49,740
Baker Hughes a GE Co. LLC, 3.20%, 08/15/21 (Call 05/15/21)	50	49,672
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor Inc., 2.77%,12/15/22 (Call 11/15/22)	130	125,108
Basic Energy Services Inc., 10.75%, 10/15/23 (Call 10/15/20)(b)	125	123,499
Bristow Group Inc.
6.25%, 10/15/22 (Call 10/15/19)	75	55,121
8.75%, 03/01/23 (Call 03/01/20)(b)(c)	100	95,069
COSL Finance BVI Ltd., 3.25%, 09/06/22(b)	200	191,968
Forum Energy Technologies Inc., 6.25%, 10/01/21 (Call 10/01/19)	75	73,628
Halliburton Co., 3.50%, 08/01/23 (Call 05/01/23)	225	221,575
KCA Deutag UK Finance PLC
7.25%, 05/15/21 (Call 05/15/19)(b)	200	183,540
9.88%, 04/01/22 (Call 04/01/20)(b)	200	193,000
National Oilwell Varco Inc., 2.60%, 12/01/22 (Call 09/01/22)	150	142,098
Nine Energy Service Inc., 8.75%, 11/01/23 (Call 11/01/20)(b)	25	25,350
PHI Inc., 5.25%, 03/15/19 (Call 12/17/18)(c)	125	110,092
Schlumberger Finance Canada Ltd.
2.20%, 11/20/20(b)	398	388,360
2.65%, 11/20/22 (Call 10/20/22)(b)	250	241,017
Schlumberger Holdings Corp.
3.00%, 12/21/20 (Call 11/21/20)(b)	495	490,288
3.63%, 12/21/22 (Call 10/21/22)(b)	216	214,533
Schlumberger Investment SA, 3.30%, 09/14/21 (Call 06/14/21)(b)	100	99,340
SESI LLC, 7.13%, 12/15/21 (Call 12/15/18)	148	147,176
TechnipFMC PLC, 3.45%, 10/01/22 (Call 07/01/22)	25	24,237

36	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® Core 1-5 Year USD Bond ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas Services (continued)
Weatherford International Ltd.
4.50%, 04/15/22 (Call 01/15/22)(c)	$125	$92,379
5.13%, 09/15/20	75	65,858
7.75%, 06/15/21 (Call 05/15/21)(c)	220	182,875
8.25%, 06/15/23 (Call 03/15/23)(c)	150	114,898

		3,799,922

Packaging & Containers — 0.2%
ARD Finance SA (7.88% PIK), 7.13%, 09/15/23 (Call 09/15/19)(e)	200	194,240
ARD Securities Finance SARL (8.75% PIK), 8.75%, 01/31/23 (Call 09/15/19)(b)(e)	209	201,247
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc.
4.25%, 09/15/22 (Call 03/15/19)(b)	200	193,752
4.63%, 05/15/23 (Call 05/15/19)(b)	200	194,926
Ball Corp.
4.38%, 12/15/20	227	227,277
5.00%, 03/15/22	150	152,149
Berry Global Inc.
5.13%, 07/15/23 (Call 07/15/19)	150	149,257
5.50%, 05/15/22 (Call 05/15/19)	175	175,233
6.00%, 10/15/22 (Call 10/15/19)	91	93,096
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50%, 01/15/23	220	215,959
Graphic Packaging International LLC
4.75%, 04/15/21 (Call 01/15/21)	100	100,001
4.88%, 11/15/22 (Call 08/15/22)	100	99,750
Multi-Color Corp., 6.13%, 12/01/22 (Call 12/01/18)(b)	50	50,750
OI European Group BV, 4.00%, 03/15/23 (Call 12/15/22)(b)	50	46,805
Owens-Brockway Glass Container Inc.
5.00%, 01/15/22(b)	125	123,889
5.88%, 08/15/23(b)	150	149,464
Packaging Corp. of America
2.45%, 12/15/20	150	146,802
3.90%, 06/15/22 (Call 03/15/22)	75	75,407
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu
5.13%, 07/15/23 (Call 07/15/19)(b)	400	390,700
5.75%, 10/15/20 (Call 10/15/19)	582	581,482
Sealed Air Corp.
4.88%, 12/01/22 (Call 09/01/22)(b)	125	123,836
5.25%, 04/01/23 (Call 01/01/23)(b)	100	99,161
6.50%, 12/01/20 (Call 09/01/20)(b)	75	77,668
Silgan Holdings Inc., 5.50%, 02/01/22 (Call 08/01/19)	100	100,962
W/S Packaging Holdings Inc., 9.00%, 04/15/23 (Call 04/15/20)(b)	50	51,051
WestRock RKT Co., 4.00%, 03/01/23 (Call 12/01/22)	200	200,246

		4,215,110

Pharmaceuticals — 1.4%
AbbVie Inc.
2.30%, 05/14/21 (Call 04/14/21)	640	620,986
2.50%, 05/14/20 (Call 04/14/20)	1,955	1,930,152
2.85%, 05/14/23 (Call 03/14/23)	400	382,216
2.90%, 11/06/22	340	328,987
3.20%, 11/06/22 (Call 09/06/22)	125	122,161
3.38%, 11/14/21	195	193,980
Allergan Finance LLC, 3.25%, 10/01/22 (Call 07/01/22)	193	187,482
Allergan Funding SCS
3.00%, 03/12/20 (Call 02/12/20)	2,220	2,211,764
3.45%, 03/15/22 (Call 01/15/22)	1,445	1,420,637

Security	Par (000)	Value

Pharmaceuticals (continued)
Allergan Inc./U.S., 3.38%, 09/15/20	$150	$149,747
Allergan Sales LLC, 5.00%, 12/15/21 (Call 09/16/21)(b)	250	258,027
AstraZeneca PLC
2.38%, 11/16/20	175	171,584
2.38%, 06/12/22 (Call 05/12/22)	560	534,279
3.50%, 08/17/23 (Call 07/17/23)	150	147,573
Bausch Health Companies Inc.
5.50%, 03/01/23 (Call 03/01/19)(b)	250	236,790
5.63%, 12/01/21 (Call 12/01/18)(b)	225	221,625
5.88%, 05/15/23 (Call 05/15/19)(b)	700	668,927
6.50%, 03/15/22 (Call 03/15/19)(b)	270	279,523
7.50%, 07/15/21 (Call 07/15/19)(b)	291	295,414
Bayer U.S. Finance II LLC, 3.88%, 12/15/23 (Call 11/15/23)(b)	300	295,545
BioScrip Inc., 8.88%, 02/15/21 (Call 02/15/19)	27	25,533
Cardinal Health Inc.
2.62%, 06/15/22 (Call 05/15/22)	551	526,662
3.20%, 03/15/23	25	24,194
CVS Health Corp.
2.13%, 06/01/21 (Call 05/01/21)	1,130	1,090,258
2.75%, 12/01/22 (Call 09/01/22)	240	229,375
2.80%, 07/20/20 (Call 06/20/20)	1,125	1,112,670
3.13%, 03/09/20	200	199,406
3.35%, 03/09/21	50	49,750
3.50%, 07/20/22 (Call 05/20/22)	1,184	1,171,094
3.70%, 03/09/23 (Call 02/09/23)	1,100	1,085,975
Elanco Animal Health Inc.
3.91%, 08/27/21(b)	75	74,897
4.27%, 08/28/23 (Call 07/28/23)(b)	110	109,574
Eli Lilly & Co., 2.35%, 05/15/22	223	215,494
EMD Finance LLC
2.40%, 03/19/20 (Call 02/19/20)(b)	100	98,595
2.95%, 03/19/22 (Call 01/19/22)(b)	175	170,188
Endo Dac/Endo Finance LLC/Endo Finco Inc., 6.00%, 07/15/23 (Call 07/15/19)(b)	325	279,877
Endo Finance LLC, 5.75%, 01/15/22 (Call 01/15/19)(b)(c)	175	158,905
Endo Finance LLC/Endo Finco Inc.
5.38%, 01/15/23 (Call 07/15/19)(b)	150	128,108
7.25%, 01/15/22 (Call 07/15/19)(b)	125	118,769
Express Scripts Holding Co.
3.05%, 11/30/22 (Call 10/30/22)	372	360,033
3.30%, 02/25/21 (Call 01/25/21)	35	34,714
3.90%, 02/15/22	6	6,021
4.75%, 11/15/21	800	823,680
GlaxoSmithKline Capital Inc.
2.80%, 03/18/23	200	193,508
3.38%, 05/15/23	275	272,220
GlaxoSmithKline Capital PLC
2.85%, 05/08/22	283	276,434
3.13%, 05/14/21	250	248,647
Horizon Pharma Inc., 6.63%, 05/01/23 (Call 05/01/19)	200	200,220
Johnson & Johnson
1.65%, 03/01/21 (Call 02/01/21)	715	691,133
1.95%, 11/10/20	103	100,810
2.05%, 03/01/23 (Call 01/01/23)	115	109,644
2.25%, 03/03/22 (Call 02/03/22)	28	27,202
2.45%, 12/05/21	10	9,799
McKesson Corp., 2.85%, 03/15/23 (Call 12/15/22)	200	191,024

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued)	iShares® Core 1-5 Year USD Bond ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pharmaceuticals (continued)
Mead Johnson Nutrition Co.
3.00%, 11/15/20	$255	$253,360
4.90%, 11/01/19	50	50,820
Merck & Co. Inc.
1.85%, 02/10/20	150	147,792
2.35%, 02/10/22	150	145,527
2.40%, 09/15/22 (Call 03/15/22)	150	144,566
2.80%, 05/18/23	300	291,339
3.88%, 01/15/21 (Call 10/15/20)	220	223,183
Mylan NV, 3.15%, 06/15/21 (Call 05/15/21)	710	693,918
Novartis Capital Corp.
2.40%, 05/17/22 (Call 04/17/22)	1,030	994,939
2.40%, 09/21/22	100	96,298
Owens & Minor Inc., 3.88%, 09/15/21	50	46,393
Pfizer Inc.
1.70%, 12/15/19	210	207,274
1.95%, 06/03/21	250	242,513
2.20%, 12/15/21	254	246,393
3.00%, 09/15/21	250	249,177
3.20%, 09/15/23 (Call 08/15/23)	300	296,949
Sanofi
3.38%, 06/19/23 (Call 05/19/23)	250	248,710
4.00%, 03/29/21	427	433,414
Shire Acquisitions Investments Ireland DAC, 2.40%, 09/23/21 (Call 08/23/21)	2,250	2,162,475
Teva Pharmaceutical Finance Co. BV
2.95%, 12/18/22	108	98,069
Series 2, 3.65%, 11/10/21	250	239,853
Teva Pharmaceutical Finance IV BV, 3.65%, 11/10/21	250	239,103
Teva Pharmaceutical Finance Netherlands III BV
2.20%, 07/21/21	755	704,468
2.80%, 07/21/23	236	208,161
Zoetis Inc.
3.25%, 08/20/21	95	94,502
3.25%, 02/01/23 (Call 11/01/22)	325	318,809
3.45%, 11/13/20 (Call 10/13/20)	100	100,165

		30,249,982

Pipelines — 0.7%
American Midstream Partners LP/American Midstream Finance Corp., 9.50%, 12/15/21 (Call 12/15/18)(b)	150	147,050
Andeavor Logistics LP/Tesoro Logistics Finance Corp., 3.50%, 12/01/22 (Call 11/01/22)	16	15,638
Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.13%, 11/15/22 (Call 11/15/18)(b)	125	127,791
Boardwalk Pipelines LP, 3.38%, 02/01/23 (Call 11/01/22)	54	51,837
Buckeye Partners LP
4.15%, 07/01/23 (Call 04/01/23)	200	194,784
6.38%, 01/22/78 (Call 01/22/23)(a)(g)	100	91,495
Columbia Pipeline Group Inc., 3.30%, 06/01/20 (Call 05/01/20)	400	398,624
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 6.25%, 04/01/23 (Call 04/01/19)	150	152,595
DCP Midstream Operating LP
2.70%, 04/01/19 (Call 03/01/19)	100	99,425
3.88%, 03/15/23 (Call 12/15/22)	100	96,528
4.75%, 09/30/21 (Call 06/30/21)(b)	125	125,310
4.95%, 04/01/22 (Call 01/01/22)	50	50,296
5.35%, 03/15/20(b)	165	166,929
5.85%, 05/21/43 (Call 05/21/23)(a)(b)(g)	58	51,829

Security	Par (000)	Value

Pipelines (continued)
Enbridge Energy Partners LP
4.38%, 10/15/20 (Call 09/15/20)	$185	$187,499
5.20%, 03/15/20	50	51,069
Enbridge Inc., 2.90%, 07/15/22 (Call 06/15/22)	155	149,618
Energy Transfer LP
4.25%, 03/15/23 (Call 12/15/22)	300	297,303
7.50%, 10/15/20	225	238,360
Energy Transfer Operating LP
3.60%, 02/01/23 (Call 11/01/22)	150	146,070
4.15%, 10/01/20 (Call 08/01/20)	445	448,751
4.65%, 06/01/21 (Call 03/01/21)	175	178,113
5.20%, 02/01/22 (Call 11/01/21)	125	129,196
Energy Transfer Partners LP/Regency Energy Finance Corp.
5.75%, 09/01/20 (Call 06/01/20)	250	257,850
5.88%, 03/01/22 (Call 01/01/22)	375	394,819
Enterprise Products Operating LLC
2.85%, 04/15/21 (Call 03/15/21)	460	452,645
3.35%, 03/15/23 (Call 12/15/22)	50	48,920
3.50%, 02/01/22	200	199,034
4.05%, 02/15/22	75	75,875
5.20%, 09/01/20	110	113,358
Series D, 4.88%, 08/16/77 (Call 08/16/22)(a)(g)	250	232,640
EQM Midstream Partners LP, 4.75%, 07/15/23 (Call 06/15/23)	250	252,210
Genesis Energy LP/Genesis Energy Finance Corp.
6.00%, 05/15/23 (Call 05/15/19)	100	94,527
6.75%, 08/01/22 (Call 08/01/19)	225	226,750
Kinder Morgan Energy Partners LP
3.45%, 02/15/23 (Call 11/15/22)	75	73,158
3.50%, 03/01/21 (Call 01/01/21)	550	548,163
3.95%, 09/01/22 (Call 06/01/22)	100	100,216
5.00%, 10/01/21 (Call 07/01/21)	260	268,180
5.30%, 09/15/20	75	77,231
6.85%, 02/15/20	150	156,393
Kinder Morgan Inc./DE
3.05%, 12/01/19 (Call 11/01/19)	400	398,576
3.15%, 01/15/23 (Call 12/15/22)	550	530,717
Martin Midstream Partners LP/Martin Midstream Finance Corp., 7.25%, 02/15/21 (Call 02/15/19)	95	94,141
MPLX LP
3.38%, 03/15/23 (Call 02/15/23)	130	126,442
4.50%, 07/15/23 (Call 04/15/23)	335	340,089
NGPL PipeCo LLC, 4.38%, 08/15/22 (Call 05/15/22)(b)	165	162,972
NuStar Logistics LP
4.75%, 02/01/22 (Call 11/01/21)	50	49,478
4.80%, 09/01/20	100	99,763
6.75%, 02/01/21	75	78,018
ONEOK Inc., 4.25%, 02/01/22 (Call 11/02/21)	267	269,048
PBF Logistics LP/PBF Logistics Finance Corp., 6.88%, 05/15/23 (Call 05/15/19)	110	111,929
Phillips 66 Partners LP, 2.65%, 02/15/20 (Call 01/15/20)	75	74,332
Plains All American Pipeline LP/PAA Finance Corp.
2.60%, 12/15/19 (Call 11/15/19)	220	218,079
3.65%, 06/01/22 (Call 03/01/22)	58	56,919
3.85%, 10/15/23 (Call 07/15/23)	200	194,518
5.00%, 02/01/21 (Call 11/01/20)	155	158,174
5.75%, 01/15/20	125	127,124
Rockies Express Pipeline LLC, 5.63%, 04/15/20(b)	150	153,311

38	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® Core 1-5 Year USD Bond ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pipelines (continued)
Sabine Pass Liquefaction LLC
5.63%, 02/01/21 (Call 11/01/20)	$500	$517,310
5.63%, 04/15/23 (Call 01/15/23)	300	315,513
6.25%, 03/15/22 (Call 12/15/21)	300	319,392
SemGroup Corp./Rose Rock Finance Corp., 5.63%, 07/15/22 (Call 07/15/19)	100	96,773
Southern Natural Gas Co. LLC/Southern Natural Issuing Corp., 4.40%, 06/15/21 (Call 03/15/21)	175	177,881
Summit Midstream HoldingsLLC/Summit Midstream Finance Corp., 5.50%,08/15/22 (Call 08/15/19)	75	74,301
Sunoco Logistics Partners Operations LP, 4.40%, 04/01/21 (Call 03/01/21)	260	263,172
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
4.13%, 11/15/19 (Call 11/15/18)	150	149,999
5.25%, 05/01/23 (Call 11/01/18)	150	149,802
TransCanada PipeLines Ltd.
2.50%, 08/01/22	92	87,930
3.80%, 10/01/20	225	226,667
Western Gas Partners LP
4.00%, 07/01/22 (Call 04/01/22)	350	346,878
5.38%, 06/01/21 (Call 03/01/21)	25	25,760
Williams Companies Inc. (The)
3.35%, 08/15/22 (Call 05/15/22)	200	194,720
3.60%, 03/15/22 (Call 01/15/22)	974	959,507
3.70%, 01/15/23 (Call 10/15/22)	150	147,476
4.00%, 11/15/21 (Call 08/15/21)	110	110,437
5.25%, 03/15/20	325	332,247
7.88%, 09/01/21	850	936,759

		15,844,233

Real Estate — 0.6%
Agile Group Holdings Ltd.
8.50%, 07/18/21 (Call 07/18/20)(d)	400	390,424
9.00%, 05/21/20 (Call 05/21/19)(d)	200	205,364
Alpha Star Holding III Ltd., 6.25%, 04/20/22(d)	400	378,116
Central Plaza Development Ltd., 3.88%, 01/30/21(d)	400	387,600
CFLD Cayman Investment Ltd., 6.50%, 12/21/20(d)	200	181,008
China Evergrande Group
6.25%, 06/28/21(d)	211	187,858
7.50%, 06/28/23 (Call 06/28/20)(d)	420	338,146
8.25%, 03/23/22 (Call 03/23/20)(d)	400	354,112
China Merchants Land Ltd., 4.02%, 12/11/18(d)	200	200,082
China Overseas Finance Cayman II Ltd., 5.50%, 11/10/20(d)	100	102,851
China Overseas Finance Cayman V Ltd., Series A, 3.95%, 11/15/22(d)	800	786,864
China SCE Group Holdings Ltd., 5.88%, 03/10/22 (Call 03/10/20)(d)	200	172,044
Country Garden Holdings Co. Ltd.
4.75%, 07/25/22 (Call 07/25/20)(d)	300	259,833
4.75%, 01/17/23 (Call 01/17/21)(d)	200	167,936
4.75%, 09/28/23 (Call 09/28/20)(d)	200	164,118
7.50%, 03/09/20 (Call 03/09/19)(d)	200	200,032
CSCEC Finance Cayman II Ltd.
2.70%, 06/14/21(d)	200	193,592
2.90%, 07/05/22(d)	600	575,484
Dar Al-Arkan Sukuk Co. Ltd., 6.88%, 04/10/22(d)	200	189,896
Double Rosy Ltd., 3.63%,11/18/19(d)	200	199,276

Security	Par (000)	Value

Real Estate (continued)
Easy Tactic Ltd.
5.75%, 01/13/22 (Call 01/13/20)(d)	$200	$174,920
5.88%, 02/13/23 (Call 11/17/20)(d)	200	168,302
Ezdan Sukuk Co. Ltd., 4.88%, 04/05/22(d)	700	585,613
Fantasia Holdings Group Co. Ltd., 7.38%, 10/04/21 (Call 10/04/19)(d)	200	138,586
Franshion Brilliant Ltd., 5.75%, (Call 01/17/22), (5 year USD Swap + 3.859%)(a)(d)(f)(g)	200	182,598
Greentown China Holdings Ltd., 5.88%, 08/11/20 (Call 08/11/19)(d)	200	198,256
Hongkong Land Finance Cayman Islands Co. Ltd. (The), 4.50%, 06/01/22(d)	400	408,900
Kaisa Group Holdings Ltd., 8.50%, 06/30/22
(Call 06/30/20)(d)	450	317,988
KWG Group Holdings Ltd., 8.98%, 01/14/19
(Call 12/14/18)(d)	200	200,644
Leading Affluence Ltd., 4.50%, 01/24/23(d)	200	187,284
Mitsui Fudosan Co. Ltd., 2.95%, 01/23/23 (Call 12/23/22)(b)	200	193,722
Ontario Teachers’ Cadillac Fairview Properties Trust, 3.13%, 03/20/22 (Call 02/20/22)(b)	750	734,865
Poly Real Estate Finance Ltd., 5.25%, 04/25/19(d)	200	200,958
Qatari Diar Finance QSC, 5.00%, 07/21/20(b)	300	307,104
Realogy Group LLC/Realogy Co-Issuer Corp.
4.50%, 04/15/19(b)	75	74,927
4.88%, 06/01/23 (Call 03/01/23)(b)(c)	125	113,460
5.25%, 12/01/21 (Call 12/01/18)(b)(c)	110	108,372
Shimao Property Holdings Ltd., 8.38%, 02/10/22 (Call 02/10/19)(d)	400	406,328
Shui On Development Holding Ltd., 6.40%, (Call 06/15/22), (5 year CMT + 7.627%)(a)(d)(f)(g)	200	186,360
Sinochem Offshore Capital Co. Ltd., 3.12%, 05/24/22(d)	250	241,327
Sinochem Overseas Capital Co. Ltd., 4.50%,11/12/20(b)	500	505,855
Sino-Ocean Land Treasure Finance II Ltd., 4.45%, 02/04/20(d)	200	199,096
Sino-Ocean Land Treasure IV Ltd., 4.83%, 07/31/21, (3 mo. LIBOR US +2.3%)(a)(d)	400	397,904
Sun Hung Kai Properties Capital Market Ltd.
3.38%, 02/25/24 (Call 02/25/19)(a)(d)(g)	200	199,840
3.63%, 01/16/23(d)	400	396,496
Sunac China Holdings Ltd., 7.95%, 08/08/22
(Call 08/08/20)(d)	200	178,134
Vanke Real Estate Hong Kong Co. Ltd., 4.15%, 04/18/23(d)	400	387,732

		13,030,207

Real Estate Investment Trusts — 0.6%
Alexandria Real Estate Equities Inc.
3.90%, 06/15/23 (Call 03/15/23)	42	41,995
4.60%, 04/01/22 (Call 01/01/22)	100	102,464
American Campus Communities Operating Partnership LP, 3.35%, 10/01/20 (Call 09/01/20)	25	24,875
American Tower Corp.
2.25%, 01/15/22	362	344,997
2.80%, 06/01/20 (Call 05/01/20)	300	296,874
3.00%, 06/15/23	200	191,728
3.30%, 02/15/21 (Call 01/15/21)	210	208,314
3.45%, 09/15/21	25	24,833
3.50%, 01/31/23	250	245,132
4.70%, 03/15/22	175	179,580
5.90%,11/01/21	25	26,467

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued)	iShares® Core 1-5 Year USD Bond ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
Boston Properties LP
3.85%, 02/01/23 (Call 11/01/22)	$125	$124,945
4.13%, 05/15/21 (Call 02/15/21)	190	192,483
CC Holdings GS V LLC/Crown Castle GS III Corp., 3.85%, 04/15/23	140	138,548
CoreCivic Inc.
4.13%, 04/01/20 (Call 01/01/20)	100	99,705
4.63%, 05/01/23 (Call 02/01/23)	75	70,560
5.00%, 10/15/22 (Call 07/15/22)	45	43,520
Crown Castle International Corp.
2.25%, 09/01/21 (Call 08/01/21)	325	312,253
3.15%, 07/15/23 (Call 06/15/23)	200	191,986
3.40%, 02/15/21 (Call 01/15/21)	150	149,082
4.88%, 04/15/22	250	257,470
5.25%, 01/15/23	270	281,848
Digital Realty Trust LP
3.40%, 10/01/20 (Call 09/01/20)	150	149,653
3.63%, 10/01/22 (Call 07/01/22)	200	197,886
Duke Realty LP, 4.38%, 06/15/22 (Call 03/15/22)	75	76,469
EPR Properties, 5.75%, 08/15/22 (Call 05/15/22)	235	244,795
Equinix Inc.
5.38%, 01/01/22 (Call 01/01/19)	155	158,156
5.38%, 04/01/23 (Call 04/01/19)	219	222,447
ERP Operating LP
4.63%, 12/15/21 (Call 09/15/21)	402	414,277
4.75%, 07/15/20 (Call 04/15/20)	233	237,420
GEO Group Inc. (The), 5.88%, 01/15/22 (Call 01/15/19)	73	72,269
GLP Capital LP/GLP Financing II Inc.
4.38%, 04/15/21	50	50,067
4.88%, 11/01/20 (Call 08/01/20)	295	298,239
Government Properties Income Trust, 4.00%, 07/15/22 (Call 06/15/22)	100	98,644
HCP Inc.
2.63%, 02/01/20 (Call 11/01/19)	258	255,224
4.00%, 12/01/22 (Call 10/01/22)	525	522,464
Healthcare Trust of America Holdings LP, 2.95%, 07/01/22 (Call 06/01/22)	25	24,135
Hospitality Properties Trust
4.25%, 02/15/21 (Call 11/15/20)	50	50,213
5.00%, 08/15/22 (Call 02/15/22)	325	332,000
Host Hotels & Resorts LP, 5.25%, 03/15/22 (Call 12/15/21)	100	103,309
Iron Mountain Inc., 4.38%, 06/01/21 (Call 06/01/19)(b)	100	99,510
iStar Inc.
4.63%, 09/15/20 (Call 06/15/20)	95	94,286
5.25%, 09/15/22 (Call 09/15/19)	100	96,750
6.00%, 04/01/22 (Call 04/01/19)	100	99,757
6.50%, 07/01/21 (Call 07/01/19)	100	101,018
Kilroy Realty LP, 3.80%, 01/15/23 (Call 10/15/22)	20	19,736
Kimco Realty Corp., 3.20%, 05/01/21 (Call 03/01/21)	325	321,399
Mack-Cali Realty LP
3.15%, 05/15/23 (Call 02/15/23)	50	44,292
4.50%, 04/18/22 (Call 01/18/22)	75	72,500
Omega Healthcare Investors Inc., 4.38%, 08/01/23 (Call 06/01/23)	50	49,470
Public Storage, 2.37%, 09/15/22 (Call 08/15/22)	375	359,062
Realty Income Corp.
3.25%, 10/15/22 (Call 07/15/22)	500	491,645
4.65%, 08/01/23 (Call 05/01/23)	25	25,845

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
RHP Hotel Properties LP/RHP Finance Corp.
5.00%, 04/15/21 (Call 04/15/19)	$100	$99,834
5.00%, 04/15/23 (Call 04/15/19)	100	99,016
Sabra Health Care LP/Sabra Capital Corp., 5.50%, 02/01/21 (Call 02/01/19)	530	535,989
SBA Communications Corp.
4.00%, 10/01/22 (Call 10/01/19)	175	168,023
4.88%, 07/15/22 (Call 07/15/19)	150	149,044
Scentre Group Trust 1/Scentre Group Trust 2, 2.38%, 11/05/19 (Call 10/05/19)(b)	100	98,901
Select Income REIT
3.60%, 02/01/20 (Call 01/01/20)	75	74,534
4.15%, 02/01/22 (Call 12/01/21)	75	74,091
Simon Property Group LP
2.35%, 01/30/22 (Call 10/30/21)	50	48,168
2.50%, 07/15/21 (Call 04/15/21)	350	341,544
2.63%, 06/15/22 (Call 03/15/22)	450	435,073
2.75%, 02/01/23 (Call 12/01/22)	70	67,470
3.38%, 03/15/22 (Call 12/15/21)	75	74,474
4.13%, 12/01/21 (Call 09/01/21)	410	417,003
4.38%, 03/01/21 (Call 12/01/20)	275	280,252
SL Green Operating Partnership LP, 3.25%, 10/15/22 (Call 09/15/22)	83	80,083
Starwood Property Trust Inc.
3.63%, 02/01/21 (Call 11/01/20)(b)	130	126,379
5.00%, 12/15/21 (Call 09/15/21)	200	199,382
Uniti Group LP/Uniti Group Finance Inc./CSL Capital LLC, 6.00%, 04/15/23 (Call 04/15/19)(b)	125	120,073
Ventas Realty LP, 3.13%, 06/15/23 (Call 03/15/23)	50	48,195
Ventas Realty LP/Ventas Capital Corp.
2.70%, 04/01/20 (Call 01/01/20)	100	98,931
4.25%, 03/01/22 (Call 12/01/21)	25	25,375
VEREIT Operating Partnership LP, 4.13%, 06/01/21 (Call 05/01/21)	135	136,026
Vornado Realty LP, 5.00%, 01/15/22 (Call 10/15/21)	250	257,700
Welltower Inc.
3.95%, 09/01/23 (Call 08/01/23)	250	249,470
5.25%, 01/15/22 (Call 10/15/21)	25	25,987
6.13%, 04/15/20	25	25,897

		13,289,510

Retail — 0.8%
1011778 BC ULC/New Red Finance Inc., 4.63%, 01/15/22 (Call 10/01/19)(b)	325	321,464
Alimentation Couche-Tard Inc., 2.70%, 07/26/22 (Call 06/26/22)(b)	100	95,806
AutoNation Inc., 3.35%, 01/15/21 (Call 12/15/20)	45	44,476
AutoZone Inc., 2.88%, 01/15/23 (Call 10/15/22)	175	167,989
Banco de Credito del Peru/Panama, 6.88%, 09/16/26(a)(d)(g)	400	420,820
Banco Nacional de Comercio Exterior SNC, 3.80%, 08/11/26(a)(d)(g)	200	192,022
Best Buy Co. Inc., 5.50%, 03/15/21 (Call 12/15/20)(c)	30	31,134
Carrols Restaurant Group Inc., 8.00%, 05/01/22 (Call 05/01/19)	82	85,149
Carvana Co., 8.88%, 10/01/23 (Call 10/01/20)(b)	85	80,048
CEC Entertainment Inc., 8.00%, 02/15/22 (Call 02/15/19)	50	44,551
Conn’s Inc., 7.25%, 07/15/22 (Call 07/15/19)	75	74,121
Costco Wholesale Corp.
1.70%, 12/15/19	565	557,853
2.15%, 05/18/21 (Call 04/18/21)	89	86,836
2.30%, 05/18/22 (Call 04/18/22)	318	307,363

40	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® Core 1-5 Year USD Bond ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Retail (continued)
Dollar General Corp., 3.25%, 04/15/23 (Call 01/15/23)	$200	$194,172
Dollar Tree Inc., 3.70%, 05/15/23 (Call 04/15/23)	225	219,258
DriveTime Automotive Group Inc./Bridgecrest Acceptance Corp., 8.00%, 06/01/21 (Call 06/01/19)(b)(c)	75	76,870
Ferrellgas LP/Ferrellgas Finance Corp.
6.50%, 05/01/21 (Call 05/01/19)(c)	100	89,597
6.75%, 01/15/22 (Call 11/15/18)(c)	100	86,751
6.75%, 06/15/23 (Call 06/15/19)(c)	100	86,744
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp.
8.63%, 06/15/20 (Call 12/17/18)	105	96,025
GameStop Corp.
5.50%, 10/01/19 (Call 12/03/18)(b)	50	50,002
6.75%, 03/15/21 (Call 03/15/19)(b)(c)	125	125,946
Gap Inc. (The), 5.95%, 04/12/21 (Call 01/12/21)	275	283,951
Group 1 Automotive Inc., 5.00%, 06/01/22 (Call 06/01/19)	150	146,445
Guitar Center Escrow Issuer Inc., 9.50%,10/15/21
(Call 03/15/19)(b)(c)	125	122,328
Home Depot Inc. (The)
1.80%, 06/05/20	50	49,054
2.00%, 04/01/21 (Call 03/01/21)	625	607,769
2.63%, 06/01/22 (Call 05/01/22)	1,450	1,414,953
2.70%, 04/01/23 (Call 01/01/23)	25	24,224
4.40%, 04/01/21 (Call 01/01/21)	60	61,463
Hot Topic Inc., 9.25%, 06/15/21 (Call 06/15/19)(b)	50	49,666
J Crew Brand LLC/J Crew Brand Corp., 13.00%, 09/15/21(b)	50	58,433
JC Penney Corp. Inc.
5.88%, 07/01/23 (Call 07/01/19)(b)(c)	100	86,437
8.13%, 10/01/19	13	12,368
KGA Escrow LLC, 7.50%, 08/15/23 (Call 08/15/20)(b)	75	77,064
L Brands Inc.
5.63%, 02/15/22	250	253,742
6.63%, 04/01/21	250	260,692
Lowe’s Companies Inc.
3.12%, 04/15/22 (Call 01/15/22)	225	222,903
4.63%, 04/15/20 (Call 10/15/19)	175	177,557
Macy’s Retail Holdings Inc.
2.88%, 02/15/23 (Call 11/15/22)(c)	50	46,810
3.45%, 01/15/21 (Call 12/15/20)	50	49,514
3.88%, 01/15/22 (Call 10/15/21)	430	425,644
McDonald’s Corp.
2.20%, 05/26/20 (Call 04/26/20)	150	147,714
2.63%, 01/15/22	366	356,041
2.75%, 12/09/20 (Call 11/09/20)	450	445,239
3.35%, 04/01/23 (Call 03/01/23)	150	147,666
3.50%, 07/15/20	10	10,046
3.63%, 05/20/21	100	100,455
Men’s Wearhouse Inc. (The), 7.00%, 07/01/22 (Call 07/01/19)	95	97,440
Michaels Stores Inc., 5.88%,12/15/20 (Call 12/15/18)(b)	125	125,015
Neiman Marcus Group Ltd. LLC, 8.00%, 10/15/21 (Call 10/15/19)(b)	125	75,031
Nordstrom Inc., 4.75%, 05/01/20	165	168,000
Party City Holdings Inc., 6.13%, 08/15/23 (Call 08/15/19)(b)(c)	100	100,056
Penske Automotive Group Inc.
3.75%, 08/15/20	75	74,258
5.75%, 10/01/22 (Call 10/01/19)	125	126,792
PetSmart Inc., 7.13%, 03/15/23 (Call 03/15/19)(b)	425	297,364

Security	Par (000)	Value

Retail (continued)
PF Chang’s China Bistro Inc., 10.25%, 06/30/20 (Call 12/03/18)(b)	$15	$14,278
QVC Inc.
4.38%, 03/15/23	185	181,683
5.13%, 07/02/22	350	354,221
Reliance Intermediate Holdings LP, 6.50%, 04/01/23 (Call 01/01/19)(b)	19	19,676
Rite Aid Corp., 6.13%, 04/01/23 (Call 04/01/19)(b)	400	340,228
Sonic Automotive Inc., 5.00%, 05/15/23 (Call 05/15/19)	50	46,465
Starbucks Corp.
2.10%, 02/04/21 (Call 01/04/21)	575	559,199
2.20%, 11/22/20	155	151,652
3.10%, 03/01/23 (Call 02/01/23)	250	243,715
Tapestry Inc., 3.00%, 07/15/22 (Call 06/15/22)	170	163,198
Target Corp.
2.90%, 01/15/22	310	306,788
3.88%, 07/15/20	186	188,438
TJX Companies Inc. (The), 2.75%, 06/15/21 (Call 04/15/21).	100	98,549
Walgreen Co., 3.10%, 09/15/22	100	97,332
Walgreens Boots Alliance Inc.
2.70%, 11/18/19 (Call 10/18/19)	1,100	1,093,873
3.30%, 11/18/21 (Call 09/18/21)	400	395,524
Walmart Inc.
1.90%, 12/15/20	300	292,734
2.35%, 12/15/22 (Call 11/15/22)	30	28,821
2.55%, 04/11/23 (Call 01/11/23)	45	43,368
3.13%, 06/23/21	370	369,833
3.40%, 06/26/23 (Call 05/26/23)	1,185	1,181,398
3.63%, 07/08/20	225	227,313
Yum! Brands Inc.
3.75%, 11/01/21 (Call 08/01/21)	150	147,232
3.88%, 11/01/20 (Call 08/01/20)	100	99,209

		16,881,858

Savings & Loans — 0.0%
Nationwide Building Society
3.77%, 03/08/24 (Call 03/08/23)(a)(b)(g)	300	291,672
4.36%, 08/01/24 (Call 08/01/23)(a)(b)(g)	200	198,742
People’s United Financial Inc., 3.65%, 12/06/22 (Call 09/06/22)	75	74,090

		564,504

Semiconductors — 0.4%
Advanced Micro Devices Inc., 7.50%, 08/15/22	125	136,664
Amkor Technology Inc., 6.38%, 10/01/22 (Call 10/01/19)	95	95,643
Analog Devices Inc.
2.85%, 03/12/20	25	24,850
2.95%, 01/12/21	145	143,243
Applied Materials Inc.
2.63%, 10/01/20 (Call 09/01/20)	175	172,993
4.30%, 06/15/21	210	214,912
Broadcom Corp./Broadcom Cayman Finance Ltd.
2.38%, 01/15/20	200	197,770
2.65%, 01/15/23 (Call 12/15/22)	325	304,762
3.00%, 01/15/22 (Call 12/15/21)	910	881,180
Intel Corp.
1.70%, 05/19/21 (Call 04/19/21)	170	163,885
1.85%, 05/11/20	200	196,526
2.35%, 05/11/22 (Call 04/11/22)	104	100,600
2.45%, 07/29/20	875	865,716
2.70%, 12/15/22	90	87,475

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued)	iShares® Core 1-5 Year USD Bond ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Semiconductors (continued)
3.10%, 07/29/22	$10	$9,917
3.30%, 10/01/21	345	345,359
KLA-Tencor Corp., 4.13%, 11/01/21 (Call 09/01/21)	40	40,377
Lam Research Corp.
2.75%, 03/15/20 (Call 02/15/20)	50	49,547
2.80%, 06/15/21 (Call 05/15/21)	75	73,462
Microchip Technology Inc.
3.92%, 06/01/21(b)	100	99,400
4.33%, 06/01/23 (Call 05/01/23)(b)	475	464,507
NVIDIA Corp., 2.20%, 09/16/21 (Call 08/16/21)	412	399,665
NXP BV/NXP Funding LLC
3.88%, 09/01/22(b)	200	193,158
4.13%, 06/01/21(b)	200	198,816
4.63%, 06/15/22(b)	200	197,718
4.63%, 06/01/23(b)	200	198,298
QUALCOMM Inc.
2.25%, 05/20/20	300	295,707
2.60%, 01/30/23 (Call 12/30/22)	50	47,848
3.00%, 05/20/22	2,000	1,963,900
Texas Instruments Inc., 2.75%, 03/12/21 (Call 02/12/21)	15	14,837

		8,178,735

Software — 0.6%
Activision Blizzard Inc., 2.60%, 06/15/22 (Call 05/15/22)	25	24,143
Blackboard Inc., 9.75%, 10/15/21 (Call 10/15/19)(b)(c)	25	18,464
CA Inc., 3.60%, 08/15/22 (Call 07/15/22)	70	69,135
CDK Global Inc., 3.80%,10/15/19 (Call 09/15/19)	50	49,866
Dun & Bradstreet Corp. (The), 4.63%, 12/01/22 (Call 09/01/22)	100	100,955
Electronic Arts Inc., 3.70%, 03/01/21 (Call 02/01/21)	75	75,380
Fidelity National Information Services Inc.
2.25%, 08/15/21 (Call 07/15/21)	175	168,410
3.63%, 10/15/20 (Call 09/15/20)	450	451,111
4.50%, 10/15/22 (Call 08/15/22)	25	25,629
First Data Corp., 5.38%, 08/15/23 (Call 08/15/19)(b)	250	252,032
Fiserv Inc.
2.70%, 06/01/20 (Call 05/01/20)	225	222,561
3.50%, 10/01/22 (Call 07/01/22)	150	148,616
3.80%, 10/01/23 (Call 09/01/23)	250	249,800
Infor Software Parent LLC/Infor Software Parent Inc. (7.88% PIK), 7.13%, 05/01/21 (Call 05/01/19)(b)(e)	200	200,502
Infor U.S. Inc.
5.75%, 08/15/20 (Call 08/15/19)(b)	125	126,324
6.50%, 05/15/22 (Call 05/15/19)	370	369,848
Informatica LLC, 7.13%, 07/15/23 (Call 07/15/19)(b)	150	152,988
IQVIA Inc., 4.88%,05/15/23 (Call 05/15/19)(b)	200	198,274
Microsoft Corp.
1.55%, 08/08/21 (Call 07/08/21)	1,200	1,149,084
1.85%, 02/12/20 (Call 01/12/20)	355	350,261
2.00%, 11/03/20 (Call 10/03/20)	650	636,480
2.00%, 08/08/23 (Call 06/08/23)	425	398,416
2.13%, 11/15/22	225	215,383
2.38%, 02/12/22 (Call 01/12/22)	265	257,591
2.40%, 02/06/22 (Call 01/06/22)	305	296,963
2.65%, 11/03/22 (Call 09/03/22)	155	151,123
3.00%, 10/01/20	125	124,995
4.00%, 02/08/21	20	20,470
Nuance Communications Inc., 5.38%, 08/15/20 (Call 12/03/18)(b)	44	44,007
Open Text Corp., 5.63%, 01/15/23 (Call 01/15/19)(b)	200	201,784

Security	Par (000)	Value

Software (continued)
Oracle Corp.
1.90%, 09/15/21 (Call 08/15/21)	$820	$787,454
2.50%, 05/15/22 (Call 03/15/22)	2,175	2,105,356
2.50%, 10/15/22	580	558,082
2.63%, 02/15/23 (Call 01/15/23)	400	385,396
2.80%, 07/08/21	260	256,659
3.88%, 07/15/20	175	177,140
Riverbed Technology Inc., 8.88%, 03/01/23 (Call 03/01/19)(b)(c)	100	91,815
salesforce.com Inc., 3.25%, 04/11/23 (Call 03/11/23)	25	24,717
TIBCO Software Inc., 11.38%, 12/01/21 (Call 12/01/18)(b)	125	132,508
Veritas U.S.Inc./Veritas Bermuda Ltd., 7.50%, 02/01/23 (Call 02/01/19)(b)	200	190,610
VMware Inc.
2.30%, 08/21/20	115	112,287
2.95%, 08/21/22 (Call 07/21/22)	1,105	1,059,131

		12,631,750

Storage & Warehousing — 0.0%
Algeco Global Finance PLC, 8.00%, 02/15/23 (Call 02/15/20)(b)	200	202,372

Telecommunications — 1.4%
America Movil SAB de CV
3.13%, 07/16/22	450	439,591
5.00%, 03/30/20	700	714,000
Anixter Inc.
5.13%, 10/01/21	100	100,716
5.50%, 03/01/23	100	100,749
5.63%, 05/01/19	50	50,549
AT&T Inc.
2.45%, 06/30/20 (Call 05/30/20)	1,555	1,530,633
2.80%, 02/17/21 (Call 01/17/21)	775	761,352
3.00%, 02/15/22	420	409,949
3.00%, 06/30/22 (Call 04/30/22)	250	242,613
3.20%, 03/01/22 (Call 02/01/22)	550	539,929
3.60%, 02/17/23 (Call 12/17/22)	400	394,332
3.80%, 03/15/22	735	733,949
3.88%, 08/15/21	597	599,657
4.45%, 05/15/21	131	133,426
4.60%, 02/15/21 (Call 11/15/20)	50	50,987
5.00%, 03/01/21	200	205,886
5.20%, 03/15/20	400	409,624
Bharti Airtel International Netherlands BV, 5.13%, 03/11/23(d)	400	387,692
CenturyLink Inc.
Series Q, 6.15%, 09/15/19	50	50,750
Series S, 6.45%, 06/15/21	360	368,446
Series T, 5.80%, 03/15/22	325	324,782
Series V, 5.63%, 04/01/20	200	202,630
Cisco Systems Inc.
1.85%, 09/20/21 (Call 08/20/21)	740	710,570
2.20%, 02/28/21	1,010	985,750
2.45%, 06/15/20	975	964,558
2.90%, 03/04/21	60	59,418
3.00%, 06/15/22	100	98,813
4.45%, 01/15/20	335	340,641
Colombia Telecomunicaciones SA ESP, 8.50%, (a)(d)(f)(g)	100	102,654
CommScope Inc., 5.00%, 06/15/21 (Call 06/15/19)(b)	210	209,250
Consolidated Communications Inc., 6.50%,10/01/22 (Call 10/01/19)(c)	150	138,012

42	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® Core 1-5 Year USD Bond ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Telecommunications (continued)
Deutsche Telekom International Finance BV
1.95%, 09/19/21 (Call 08/19/21)(b)	$250	$238,205
2.49%, 09/19/23 (Call 07/19/23)(b)	200	187,460
2.82%, 01/19/22 (Call 12/19/21)(b)	150	145,760
Digicel Group Ltd., 8.25%, 09/30/20 (Call 12/14/18)(d)	400	287,016
Digicel Ltd., 6.75%, 03/01/23 (Call 03/01/19)(d)	800	642,248
Frontier Communications Corp.
7.13%, 03/15/19	75	75,331
7.13%, 01/15/23	225	149,909
8.75%, 04/15/22	125	97,144
10.50%, 09/15/22 (Call 06/15/22)	475	396,235
Gogo Intermediate Holdings LLC/Gogo Finance Co. Inc., 12.50%, 07/01/22 (Call 07/01/19)(b)(c)	166	180,548
GTH Finance BV, 6.25%, 04/26/20 (Call 01/26/20)(d)	200	202,874
HC2 Holdings Inc., 11.00%,12/01/19 (Call 12/01/18)(b)(c)	100	99,464
Hughes Satellite Systems Corp., 7.63%, 06/15/21	225	239,099
Inmarsat Finance PLC, 4.88%, 05/15/22 (Call 05/15/19)(b)	200	195,446
Intelsat Connect Finance SA, 9.50%, 02/15/23 (Call 08/15/20)(b)	125	119,741
Intelsat Jackson Holdings SA
5.50%, 08/01/23 (Call 08/01/19)	415	372,226
7.50%, 04/01/21 (Call 04/01/19)	189	191,363
9.50%, 09/30/22(b)	100	116,000
Intelsat Luxembourg SA
7.75%, 06/01/21 (Call 06/01/19)	400	378,236
8.13%, 06/01/23 (Call 06/01/19)	200	168,514
Iridium Communications Inc., 10.25%,04/15/23
(Call 04/15/20)(b)	85	92,644
Juniper Networks Inc., 3.30%, 06/15/20 (Call 05/15/20)	25	24,935
Level 3 Financing Inc.
5.13%, 05/01/23 (Call 05/01/19)	150	149,108
5.38%, 08/15/22 (Call 08/15/19)	195	195,000
5.63%, 02/01/23 (Call 02/01/19)	121	121,332
6.13%, 01/15/21 (Call 11/15/18)	150	150,446
Level 3 Parent LLC, 5.75%,12/01/22 (Call 12/01/18)	125	124,871
Motorola Solutions Inc.
3.50%, 09/01/21	50	49,316
3.50%, 03/01/23	70	67,757
3.75%, 05/15/22	188	186,003
Nokia OYJ
3.38%, 06/12/22	125	119,611
5.38%, 05/15/19	85	85,865
Ooredoo International Finance Ltd., 3.25%, 02/21/23(b)	400	383,172
Ooredoo Tamweel Ltd., 3.04%, 12/03/18(d)	200	199,878
Orange SA
1.63%, 11/03/19	430	423,180
4.13%, 09/14/21	90	91,713
Plantronics Inc., 5.50%, 05/31/23 (Call 05/15/19)(b)	100	98,031
Qwest Corp., 6.75%, 12/01/21	275	288,238
Rogers Communications Inc., 3.00%,03/15/23 (Call 12/15/22)	150	145,568
Sable International Finance Ltd., 6.88%, 08/01/22 (Call 08/01/19)(b)	200	209,252
Sprint Capital Corp., 6.90%, 05/01/19	334	338,242
Sprint Communications Inc.
6.00%, 11/15/22	525	530,707
7.00%, 03/01/20(b)	150	155,601
7.00%, 08/15/20	350	363,317
11.50%, 11/15/21	225	263,020

Security	Par (000)	Value

Telecommunications (continued)
Sprint Corp.
7.25%, 09/15/21	$485	$506,941
7.88%, 09/15/23	950	1,013,792
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, 3.36%, 09/20/21(b)	188	185,848
Telefonaktiebolaget LM Ericsson, 4.13%, 05/15/22	250	245,943
Telefonica Emisiones SAU
5.13%, 04/27/20	795	814,136
5.46%, 02/16/21	340	353,607
T-Mobile USA Inc., 4.00%, 04/15/22 (Call 03/16/22)	175	172,939
Trilogy International Partners LLC/Trilogy International Finance Inc., 8.88%,05/01/22 (Call 05/01/19)(b)	25	25,058
VEON Holdings BV
3.95%, 06/16/21 (Call 03/16/21)(d)	250	241,945
7.50%, 03/01/22(d)	400	426,212
Verizon Communications Inc.
1.75%, 08/15/21	225	215,008
2.45%, 11/01/22 (Call 08/01/22)	90	85,958
2.95%, 03/15/22	2,343	2,295,179
3.00%, 11/01/21 (Call 09/01/21)	464	457,560
3.13%, 03/16/22	110	108,398
3.45%, 03/15/21	127	127,171
3.50%, 11/01/21	324	324,123
Vodafone Group PLC
2.50%, 09/26/22	140	133,280
2.95%, 02/19/23	350	335,125
Windstream Services LLC/Windstream Finance Corp.
9.00%, 06/30/25 (Call 06/30/21)(b)	127	92,144
10.50%, 06/30/24 (Call 06/30/20)(b)	75	61,109
WTT Investment Ltd./Hong Kong, 5.50%, 11/21/22 (Call 11/21/20)(b)	200	197,738
Xplornet Communications Inc. (10.63% PIK), 9.63%,
06/01/22 (Call 05/25/19)(b)(e)	33	34,065

		30,154,813

Textiles — 0.0%
Cintas Corp. No. 2, 2.90%,04/01/22 (Call 03/01/22)	325	316,527

Toys, Games & Hobbies — 0.0%
Mattel Inc.
2.35%, 08/15/21 (Call 07/15/21)	100	89,908
4.35%, 10/01/20	50	49,551

		139,459

Transportation — 0.3%
AP Moller - Maersk A/S, 2.88%,09/28/20(b)	100	98,480
Burlington Northern Santa Fe LLC
3.05%, 03/15/22 (Call 12/15/21)	50	49,459
3.05%, 09/01/22 (Call 06/01/22)	420	414,733
Canadian National Railway Co., 2.40%, 02/03/20	50	49,564
CSX Corp.
3.70%, 10/30/20 (Call 07/30/20)	250	251,695
4.25%, 06/01/21 (Call 03/01/21)	375	381,679
FedEx Corp.
2.30%, 02/01/20	340	335,947
2.63%, 08/01/22	171	164,988
Global Ship Lease Inc., 9.88%, 11/15/22 (Call 11/15/19)(b)	200	190,456
Hornbeck Offshore Services Inc.
5.00%, 03/01/21 (Call 03/01/19)(c)	50	35,745
5.88%,04/01/20 (Call 12/03/18)(c)	100	75,710
Kenan Advantage Group Inc. (The), 7.88%,07/31/23 (Call 07/31/19)(b)	100	100,520

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued)	iShares® Core 1-5 Year USD Bond ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., 8.13%, 11/15/21 (Call 11/15/18)(b)(c)	$135	$113,355
Navios Maritime Holdings Inc./Navios Maritime Finance II U.S. Inc., 7.38%, 01/15/22 (Call 01/15/19)(b)(c)	160	121,358
Neovia Logistics Services LLC/SPL Logistics Finance Corp., 8.88%, 08/01/20 (Call 12/03/18)(b)	100	89,916
Norfolk Southern Corp.
2.90%, 02/15/23 (Call 11/15/22)	62	60,090
3.00%, 04/01/22 (Call 01/01/22)	37	36,300
3.25%, 12/01/21 (Call 09/01/21)	284	281,600
Norfolk Southern Railway Co., 9.75%, 06/15/20	125	137,230
Russian Railways via RZD Capital PLC, 5.70%, 04/05/22(d)	400	408,888
Ryder System Inc.
2.25%, 09/01/21 (Call 08/01/21)	190	182,759
2.50%, 09/01/22 (Call 08/01/22)	25	23,874
3.40%, 03/01/23 (Call 02/01/23)	200	196,656
3.50%, 06/01/21	250	248,813
Teekay Corp., 8.50%, 01/15/20	100	101,751
Teekay Offshore Partners LP/Teekay Offshore Finance Corp., 8.50%,07/15/23 (Call 07/15/20)(b)(c)	175	177,312
Transnet SOC Ltd., 4.00%, 07/26/22(b)	200	186,938
Union Pacific Corp.
2.25%, 06/19/20 (Call 05/19/20)	100	98,444
2.95%, 01/15/23 (Call 10/15/22)	25	24,341
3.20%, 06/08/21	100	99,703
3.50%, 06/08/23 (Call 05/08/23)	290	288,390
4.16%, 07/15/22 (Call 04/15/22)	207	211,386
United Parcel Service Inc.
2.05%, 04/01/21	200	194,374
2.35%, 05/16/22 (Call 04/16/22)	275	264,954
2.45%, 10/01/22	565	544,061
3.13%, 01/15/21	270	269,687
United Parcel Service of America Inc., 8.38%, 04/01/20	50	53,543
Watco Companies LLC/Watco Finance Corp., 6.38%, 04/01/23 (Call 04/01/19)(b)	50	50,703
XPO Logistics Inc.
6.13%, 09/01/23 (Call 09/01/19)(b)	150	153,582
6.50%, 06/15/22 (Call 06/15/19)(b)	244	250,073

		7,019,057

Trucking & Leasing — 0.2%
Aviation Capital Group LLC
2.88%, 01/20/22 (Call 12/20/21)(b)	45	43,445
3.88%, 05/01/23 (Call 04/01/23)(b)	150	147,672
6.75%, 04/06/21(b)	250	266,232
Avolon Holdings Funding Ltd.
5.13%, 10/01/23 (Call 09/01/23)(b)	225	220,586
5.50%, 01/15/23 (Call 12/15/22)(b)	125	124,751
CMBLEMTN 1 Ltd., 2.63%, 11/29/19(d)	200	196,758
DAE Funding LLC, 4.50%, 08/01/22 (Call 08/01/19)(c)(d)	150	146,855
Fly Leasing Ltd., 6.38%, 10/15/21 (Call 10/15/19)	200	204,088
Fortress Transportation & Infrastructure Investors LLC, 6.75%, 03/15/22 (Call 03/15/20)(b)	125	128,595
GATX Corp., 2.60%, 03/30/20 (Call 02/28/20)	100	98,646
Park Aerospace Holdings Ltd.
3.63%,03/15/21 (Call 02/15/21)(b)	75	72,893
4.50%, 03/15/23 (Call 02/15/23)(b)	200	190,718
5.25%, 08/15/22(b)	400	396,828
Penske Truck LeasingCo. LP/PTL Finance Corp.
2.70%, 03/14/23 (Call 02/14/23)(b)	300	283,131
3.05%, 01/09/20 (Call 01/01/20)(b)	330	328,604

Security	Par (000)	Value

Trucking & Leasing (continued)
3.38%, 02/01/22 (Call 12/01/21)(b)	$325	$319,533
4.13%, 08/01/23 (Call 07/01/23)(b)	250	249,092
SMBC Aviation Capital Finance DAC
3.00%, 07/15/22 (Call 06/15/22)(b)	300	288,132
4.13%, 07/15/23 (Call 06/15/23)(b)	250	248,653

		3,955,212

Total Corporate Bonds & Notes — 36.2%
(Cost: $814,369,688)		799,140,665

Foreign Government Obligations(m)

Argentina — 0.2%
Argentine Republic Government International Bond
4.63%, 01/11/23	650	549,426
5.63%, 01/26/22	858	772,380
6.25%, 04/22/19	300	301,653
6.88%, 04/22/21	1,200	1,149,180
Autonomous City of Buenos Aires Argentina, 8.95%, 02/19/21(d)	200	201,546
Provincia de Buenos Aires/Argentina
6.50%, 02/15/23(d)	200	170,610
9.95%, 06/09/21(d)	150	146,682
10.88%, 01/26/21(d)	200	202,030

		3,493,507

Azerbaijan — 0.0%
State Oil Co. of the Azerbaijan Republic, 4.75%, 03/13/23(d)	200	197,790

Bahrain — 0.0%
Bahrain Government International Bond
5.50%, 03/31/20(b)	200	199,552
5.88%, 01/26/21(d)	200	199,780
6.13%, 07/05/22(b)	400	402,968

		802,300
Belarus — 0.0%
Republic of Belarus International Bond, 6.88%, 02/28/23(d)	200	205,982

Bolivia — 0.0%
Bolivian Government International Bond, 4.88%, 10/29/22(d)	200	196,654

Brazil — 0.1%
Banco Nacional de Desenvolvimento Economico e Social, 5.50%, 07/12/20(d)	200	205,940
Brazilian Government International Bond
2.63%, 01/05/23	1,000	927,820
4.88%, 01/22/21	400	407,016

		1,540,776
Canada — 0.6%
Canada Government International Bond, 2.00%, 11/15/22	200	192,060
Export Development Canada
1.38%, 10/21/21	250	237,965
1.50%, 05/26/21	300	288,540
1.63%, 01/17/20	945	930,693
1.75%, 07/21/20	1,070	1,048,461
2.00%, 11/30/20(c)	470	460,421
2.00%, 05/17/22	325	312,819
2.50%, 01/24/23(c)	250	243,735
Ontario Teachers’ Finance Trust
2.13%, 09/19/22(b)	500	477,890
2.75%, 04/16/21(b)	600	593,334

44	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® Core 1-5 Year USD Bond ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Canada (continued)
Province of Alberta Canada
1.90%, 12/06/19	$650	$642,804
2.20%, 07/26/22	339	325,901
Province of British Columbia Canada
2.00%,10/23/22	720	688,291
2.65%, 09/22/21	265	261,510
Province of Manitoba Canada
2.05%, 11/30/20	400	391,288
2.10%, 09/06/22	320	305,638
2.13%, 05/04/22	150	144,065
Province of Ontario Canada
1.88%, 05/21/20	645	633,429
2.20%, 10/03/22	139	133,209
2.25%, 05/18/22	705	680,008
2.40%, 02/08/22	325	315,926
2.45%, 06/29/22	100	97,002
2.50%, 09/10/21	505	494,799
2.55%, 02/12/21	1,750	1,726,007
4.40%, 04/14/20	380	387,300
Province of Quebec Canada
2.38%, 01/31/22	475	462,394
2.63%, 02/13/23	250	243,393
2.75%, 08/25/21	200	197,680
3.50%, 07/29/20	1,059	1,067,175

		13,983,737

Chile — 0.1%
Chile Government International Bond
3.25%, 09/14/21	700	698,320
3.88%, 08/05/20	514	520,831

		1,219,151

China — 0.1%
China Government International Bond, 2.13%, 11/02/22(d)	800	765,480
Export-Import Bank of China (The)
2.00%, 04/26/21(d)	200	192,344
2.50%, 07/31/19(d)	200	198,822
2.63%, 03/14/22(d)	600	579,216
2.75%, 11/28/22(d)	1,400	1,347,248

		3,083,110

Colombia — 0.1%
Colombia Government International Bond
2.63%, 03/15/23 (Call 12/15/22)	500	470,655
4.38%, 07/12/21	650	658,574
11.75%, 02/25/20	610	673,885

		1,803,114

Costa Rica — 0.0%
Costa Rica Government International Bond, 4.25%, 01/26/23(d)	200	175,194

Croatia — 0.1%
Croatia Government International Bond
5.50%, 04/04/23(d)	686	719,806
6.38%, 03/24/21(d)	700	735,070
6.63%, 07/14/20(d)	200	208,768

		1,663,644

Security	Par (000)	Value

Denmark — 0.1%
Kommunekredit
1.63%, 06/12/20(d)	$500	$489,135
2.25%, 01/08/21(d)	600	589,536
2.25%, 11/16/22(d)	500	482,580

		1,561,251

Dominican Republic — 0.0%
Dominican Republic International Bond, 7.50%,05/06/21(d)	600	621,000

Ecuador — 0.1%
Ecuador Government International Bond
8.75%, 06/02/23(d)	200	189,562
10.50%, 03/24/20(d)	200	205,040
10.75%, 03/28/22(d)	650	674,953

		1,069,555

Egypt — 0.0%
Egypt Government International Bond
5.75%, 04/29/20(d)	200	201,496
6.13%, 01/31/22(d)	800	790,280

		991,776

El Salvador — 0.0%
El Salvador Government International Bond, 7.75%, 01/24/23(d)	400	403,480

Finland — 0.0%
Municipality Finance PLC, 2.88%, 03/07/23(b)	400	394,740

France — 0.2%
Agence Francaise de Developpement
1.63%, 01/21/20(d)	500	491,580
1.88%, 09/14/20(d)	800	781,520
Caisse d’Amortissement de la Dette Sociale
1.88%, 02/12/22(b)	500	479,320
2.00%, 03/22/21(b)	1,250	1,216,750
SFIL SA, 2.00%,06/30/20(d)	800	784,832
SNCF Reseau EPIC, 2.00%, 10/13/20(d)	700	684,236

		4,438,238
Germany —0.2%
FMS Wertmanagement
1.38%, 06/08/21	500	478,860
1.75%, 01/24/20	750	739,650
1.75%, 03/17/20	240	236,126
1.75%, 05/15/20(d)	600	588,942
2.00%, 08/01/22	740	710,104
2.75%, 03/06/23	700	688,646
State of North Rhine-Westphalia Germany, 1.63%, 01/22/20(d)	500	491,975

		3,934,303

Ghana — 0.0%
Ghana Government International Bond, 7.88%, 08/07/23(d)	200	204,204

Guatemala — 0.0%
Guatemala Government Bond, 5.75%, 06/06/22(d)	200	204,350

Honduras — 0.0%
Honduras Government International Bond, 8.75%, 12/16/20(d)	200	215,734

Hungary — 0.1%
Hungary Government International Bond
5.38%, 02/21/23	450	472,905
6.25%, 01/29/20	400	413,420

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued)	iShares® Core 1-5 Year USD Bond ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Hungary (continued)
6.38%, 03/29/21	$1,220	$1,291,419
Magyar Export-Import Bank Zrt, 4.00%, 01/30/20(d)	200	200,406

		2,378,150

India — 0.1%
Export-Import Bank of India
2.75%, 04/01/20(d)	600	591,006
3.13%, 07/20/21(d)	200	195,202
4.00%, 01/14/23(d)	600	592,002

		1,378,210

Indonesia — 0.2%
Indonesia Government International Bond
2.95%, 01/11/23	540	509,846
3.38%, 04/15/23(d)	646	617,479
3.75%, 04/25/22(d)	450	441,720
4.88%, 05/05/21(d)	400	408,588
5.88%, 03/13/20(d)	350	361,004
Perusahaan Penerbit SBSN Indonesia III
3.40%, 03/29/22(d)	1,100	1,072,456
3.75%, 03/01/23(d)	200	194,496

		3,605,589

Iraq — 0.0%
Iraq International Bond, 6.75%, 03/09/23(d)	300	292,428

Israel — 0.0%
Israel Government International Bond, 4.00%, 06/30/22	700	712,873

Japan — 0.3%
Development Bank of Japan Inc.
1.63%, 09/01/21(b)	250	238,427
2.50%, 10/18/22(d)	700	677,243
Japan Bank for International Cooperation
1.50%, 07/21/21	500	476,785
1.88%, 04/20/21	300	290,190
2.13%, 07/21/20	500	491,440
2.13%, 11/16/20	400	391,424
2.38%, 07/21/22	500	482,625
2.38%, 11/16/22	500	481,130
2.50%, 06/01/22	940	912,731
3.25%, 07/20/23	500	497,000
Japan Finance Organization for Municipalities
3.38%, 09/27/23(b)	500	497,340
4.00%, 01/13/21	100	101,402

		5,537,737

Jersey — 0.1%
IDB Trust Services Ltd.
1.78%, 03/10/21(d)	500	481,095
1.83%, 03/12/20(d)	250	244,900
2.26%, 12/07/21(d)	400	386,224

		1,112,219

Kazakhstan — 0.0%
KazAgro National Management Holding JSC, 4.63%, 05/24/23(d)	250	246,603

Kuwait — 0.1%
Kuwait International Government Bond, 2.75%, 03/20/22(d) .	1,100	1,069,035

Lebanon — 0.1%
Lebanon Government International Bond
5.45%, 11/28/19(d)	189	182,621
5.50%, 04/23/19	100	98,500

Security	Par (000)	Value

Lebanon (continued)
5.80%, 04/14/20(d)	$350	$332,399
6.00%, 01/27/23(d)	200	172,792
6.25%, 05/27/22	660	582,740
6.38%, 03/09/20	200	192,750
8.25%, 04/12/21(d)	400	384,148

		1,945,950

Lithuania — 0.1%
Lithuania Government International Bond
6.13%, 03/09/21(d)	600	636,216
6.63%, 02/01/22(d)	200	218,526
7.38%, 02/11/20(d)	350	367,976

		1,222,718

Malaysia — 0.0%
Export-Import Bank of Malaysia Bhd, 2.48%, 10/20/21(d)	200	191,916
Wakala Global Sukuk Bhd, 4.65%, 07/06/21(b)	250	257,813

		449,729

Mexico — 0.1%
Mexico Government International Bond
3.50%, 01/21/21	445	443,629
3.63%, 03/15/22.	1,280	1,265,370

		1,708,999

Mongolia — 0.0%
Mongolia Government International Bond, 5.13%, 12/05/22(d)	850	804,244

Morocco — 0.0%
Morocco Government International Bond, 4.25%, 12/11/22(d)	420	417,358

Nigeria — 0.0%
Nigeria Government International Bond
6.38%, 07/12/23(d)	200	198,984
6.75%, 01/28/21(d)	690	711,638

		910,622

Norway — 0.1%
Kommunalbanken AS
1.63%, 01/15/20(b)	250	246,163
1.63%, 02/10/21(b)	500	484,180
2.50%, 01/11/23(b)	450	438,196
3.13%, 10/18/21(b)	500	499,980

		1,668,519

Oman — 0.0%
Oman Government International Bond
3.63%, 06/15/21(d)	200	194,778
3.88%, 03/08/22(d)	200	193,144
4.13%, 01/17/23(d)	500	479,010

		866,932

Pakistan — 0.0%
Second Pakistan International Sukuk Co. Ltd. (The), 6.75%, 12/03/19(d)	490	492,166
Third Pakistan International Sukuk Co. Ltd. (The), 5.63%, 12/05/22(d)	400	382,556

		874,722

Panama — 0.0%
Panama Government International Bond, 5.20%, 01/30/20	600	613,248

Paraguay — 0.0%
Paraguay Government International Bond, 4.63%, 01/25/23(d)	200	200,308

46	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® Core 1-5 Year USD Bond ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Peru — 0.0%
Corp. Financiera de Desarrollo SA, 4.75%, 02/08/22(d)	$500	$507,805
Fondo MIVIVIENDA SA, 3.50%, 01/31/23(d)	400	385,388

		893,193

Philippines — 0.1%
Philippine Government International Bond
4.00%, 01/15/21	1,320	1,334,916
6.50%, 01/20/20	400	415,996

		1,750,912

Poland — 0.1%
Republic of Poland Government International Bond
3.00%, 03/17/23	500	486,970
5.00%, 03/23/22	525	549,350
5.13%, 04/21/21	400	416,040
6.38%, 07/15/19	635	650,316

		2,102,676

Qatar — 0.1%
Qatar Government International Bond
2.38%, 06/02/21(d)	600	582,000
4.50%, 01/20/22(b)	914	935,781
5.25%, 01/20/20(b)	900	919,836
SoQ Sukuk A QSC, 3.24%, 01/18/23(d)	750	735,270

		3,172,887

Romania — 0.0%
Romanian Government International Bond
4.38%, 08/22/23(d)	100	99,797
6.75%, 02/07/22(d)	700	754,551

		854,348

Russia — 0.2%
Russian Foreign Bond-Eurobond
4.50%, 04/04/22(d)	2,200	2,220,834
4.88%, 09/16/23(d)	400	409,324
5.00%, 04/29/20(d)	1,800	1,831,446

		4,461,604

Saudi Arabia — 0.2%
KSA Sukuk Ltd., 2.89%, 04/20/22(d)	2,000	1,932,560
Saudi Government International Bond
2.38%, 10/26/21(d)	1,400	1,338,260
2.88%, 03/04/23(d)	250	237,642

		3,508,462

Serbia — 0.0%
Serbia International Bond
4.88%, 02/25/20(d)	200	201,770
5.88%, 12/03/18(d)	200	200,354
7.25%, 09/28/21(d)	400	431,892

		834,016

South Africa — 0.1%
Republic of South Africa Government International Bond
5.50%, 03/09/20	300	303,099
5.88%, 05/30/22	1,000	1,021,230
6.88%, 05/27/19	100	101,496
ZAR Sovereign Capital Fund Pty Ltd., 3.90%, 06/24/20(d)	200	198,178

		1,624,003

South Korea — 0.2%
Export-Import Bank of Korea
1.88%, 10/21/21	200	190,412
2.25%, 01/21/20	200	197,756
2.38%, 08/12/19	200	198,936
2.50%, 05/10/21	200	195,302

Security	Par (000)	Value

South Korea (continued)
2.75%, 01/25/22	$800	$777,576
3.00%, 11/01/22	200	194,878
3.47%, 11/01/22, (3 mo. LIBOR US + 0.925%)(a)	600	605,400
4.38%, 09/15/21	400	409,208
5.00%, 04/11/22	700	729,610

		3,499,078

Sri Lanka — 0.1%
Sri Lanka Government International Bond
5.13%, 04/11/19(d)	200	196,498
5.75%, 01/18/22(d)	200	185,996
5.75%, 04/18/23(d)	400	361,356
6.25%, 10/04/20(d)	400	386,028

		1,129,878

Supranational — 2.8%
African Development Bank
1.25%, 07/26/21	655	623,789
1.88%, 03/16/20	375	369,731
2.13%, 11/16/22	575	552,954
2.38%, 09/23/21	290	284,287
2.63%, 03/22/21	500	495,165
3.00%, 09/20/23	500	496,130
African Export-Import Bank (The), 4.00%, 05/24/21(d)	250	247,430
Asian Development Bank
1.38%, 03/23/20(c)	310	303,515
1.50%, 01/22/20	800	786,784
1.63%, 05/05/20	1,125	1,103,377
1.63%, 08/26/20(c)	600	585,852
1.63%, 03/16/21	200	193,662
1.75%, 01/10/20(c)	925	912,845
1.75%, 06/08/21(c)	500	483,960
1.75%, 09/13/22	2,250	2,138,355
1.88%, 02/18/22(c)	350	336,669
2.00%, 02/16/22	595	574,782
2.25%, 01/20/21	615	605,031
2.75%, 03/17/23	500	492,150
Banque Ouest Africaine de Developpement, 5.50%, 05/06/21(b)	200	203,796
Corp. Andina de Fomento
2.13%, 09/27/21	310	297,349
4.38%, 06/15/22	750	767,700
Council of Europe Development Bank
1.63%, 03/10/20	50	49,126
1.63%, 03/16/21(c)	550	532,097
1.75%, 11/14/19	375	370,763
1.88%, 01/27/20	350	345,555
2.63%, 02/13/23	1,025	1,003,577
European Bank for Reconstruction & Development
1.13%, 08/24/20	1,205	1,165,753
1.63%, 05/05/20	480	470,621
1.75%, 11/26/19	350	345,912
1.88%, 02/23/22	400	384,428
2.13%, 03/07/22	250	242,158
2.75%, 04/26/21	450	446,715
2.75%, 03/07/23	400	393,464
European Investment Bank
1.25%, 12/16/19	775	761,259
1.38%, 06/15/20	920	897,037
1.38%, 09/15/21	325	309,855
1.63%, 03/16/20	2,100	2,063,796

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (continued)	iShares® Core 1-5 Year USD Bond ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Supranational (continued)
1.63%, 08/14/20	$29	$28,321
1.63%, 12/15/20	1,600	1,554,368
1.63%, 06/15/21(c)	15	14,461
1.75%, 05/15/20	625	613,756
2.00%, 03/15/21	1,200	1,171,512
2.00%, 12/15/22	1,175	1,123,030
2.13%, 10/15/21(c)	540	525,420
2.25%, 03/15/22	1,250	1,215,600
2.25%, 08/15/22	310	300,229
2.38%, 05/13/21	850	836,102
2.38%, 06/15/22(c)	2,130	2,075,152
2.50%, 04/15/21	1,750	1,727,355
2.50%, 03/15/23	675	656,944
2.88%, 09/15/20	50	49,899
2.88%, 08/15/23(c)	750	740,460
4.00%, 02/16/21	150	153,171
Inter-American Development Bank
1.25%, 09/14/21	330	313,708
1.38%, 07/15/20	100	97,380
1.63%, 05/12/20	945	926,554
1.75%, 04/14/22	780	745,345
1.75%, 09/14/22	725	688,815
1.88%, 06/16/20	1,508	1,482,530
1.88%, 03/15/21	935	910,456
2.13%, 11/09/20	550	540,573
2.13%, 01/18/22	1,050	1,018,888
2.50%, 01/18/23	1,004	979,382
2.63%, 04/19/21	700	693,329
3.88%, 02/14/20	500	506,060
International Bank for Reconstruction & Development
1.13%, 11/27/19	800	785,544
1.13%, 08/10/20	1,000	968,680
1.38%, 03/30/20	1,350	1,321,555
1.38%, 05/24/21	1,040	998,067
1.38%, 09/20/21	700	668,059
1.63%, 09/04/20(c)	320	312,358
1.63%, 03/09/21(c)	335	324,515
1.63%, 02/10/22	175	167,125
1.88%, 04/21/20	1,625	1,600,787
2.00%, 01/26/22	1,735	1,677,971
2.13%, 11/01/20(c)	250	245,910
2.13%, 02/13/23	150	144,102
2.25%, 06/24/21(c)	800	784,224
2.75%, 07/23/21	500	496,310
3.00%, 09/27/23	750	745,650
7.63%, 01/19/23	1,200	1,410,624
International Development Association, 2.75%, 04/24/23(b)	250	246,040
International Finance Corp.
1.13%, 07/20/21(c)	250	237,665
1.63%, 07/16/20	465	454,770
1.75%, 03/30/20	450	442,746
2.00%, 10/24/22	665	637,708
2.25%, 01/25/21	175	172,176
2.88%, 07/31/23	500	494,585
Nordic Investment Bank
1.25%, 08/02/21	650	618,748
1.50%, 09/29/20	200	194,462
2.13%, 02/01/22	40	38,766
2.25%, 02/01/21	250	245,730

Security	Par (000)	Value

Supranational (continued)
North American Development Bank, 2.40%, 10/26/22	$150	$143,765

		60,904,871

Sweden — 0.2%
Kommuninvest I Sverige AB, 2.75%, 10/22/20(b)	800	795,536
Svensk Exportkredit AB
1.75%, 05/18/20	200	196,220
1.75%, 08/28/20	650	634,972
1.75%, 03/10/21	700	678,650
2.00%, 08/30/22	500	478,375
2.38%, 03/09/22	450	438,282
Sweden Government International Bond
1.63%, 04/06/20(b)	500	490,960
2.38%, 02/15/21(b)(c)	600	591,570

		4,304,565

Turkey — 0.2%
Export Credit Bank of Turkey
4.25%, 09/18/22(d)	600	523,452
5.38%, 02/08/21(d)	200	190,108
Hazine Mustesarligi Varlik Kiralama AS, 4.25%, 06/08/21(d) .	200	188,664
Turkey Government International Bond
3.25%, 03/23/23	1,000	857,400
5.63%, 03/30/21	200	195,090
6.25%, 09/26/22	580	561,927
7.00%, 06/05/20	800	806,008
7.50%, 11/07/19(c)	500	506,285

		3,828,934

Ukraine — 0.0%
Ukraine Government International Bond
7.75%, 09/01/20(d)	350	347,812
7.75%, 09/01/21(d)	400	393,536
7.75%, 09/01/23(d)	230	219,172

		960,520

United Arab Emirates — 0.1%
Abu Dhabi Government International Bond
2.13%, 05/03/21(d)	600	580,512
2.50%, 10/11/22(d)	600	575,154
6.75%, 04/08/19(b)	200	203,260
Dubai DOF Sukuk Ltd.
3.88%, 01/30/23(d)	400	395,520
6.45%, 05/02/22(d)	600	646,512
Emirate of Dubai Government International Bonds, 7.75%, 10/05/20(d)	100	107,547
Sharjah Sukuk 2 Ltd., 3.84%, 01/27/21(d)	200	199,976

		2,708,481

United Kingdom — 0.0%
Ukreximbank Via Biz Finance PLC, 9.63%, 04/27/22(d)	150	151,499

Uruguay — 0.0%
Uruguay Government International Bond, 8.00%, 11/18/22	230	258,755

Venezuela — 0.0%
Venezuela Government International Bond
6.00%, 12/09/20(d)(n)	200	49,290
7.75%, 10/13/19(d)(n)	325	80,447
9.00%, 05/07/23(d)(n)	100	25,162
12.75%, 08/23/22(d)(n)	300	76,179

		231,078

48	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® Core 1-5 Year USD Bond ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Vietnam — 0.0%
Vietnam Government International Bond, 6.75%, 01/29/20(d)	$200	$206,008

Zambia — 0.0%
Zambia Government International Bond, 5.38%, 09/20/22(d)	567	382,595

Total Foreign Government Obligations — 7.6% (Cost: $172,040,257)		168,188,146

Municipal Debt Obligations

New Jersey — 0.0%
New Jersey Economic Development Authority RB, Series B, 0.00%, 02/15/20 (AGM)(l)	40	38,185

Total Municipal Debt Obligations — 0.0% (Cost: $38,383)		38,185

U.S. Government & Agency Obligations

Mortgage-Backed Securities — 6.9%
Federal Home Loan Mortgage Corp.
2.50%, 01/01/30	1,034	996,216
2.50%, 08/01/31	636	609,680
2.50%, 10/01/31	1,786	1,710,714
2.50%, 12/01/31	921	882,786
2.50%, 02/01/32	1,027	983,795
2.50%, 01/01/33	2,933	2,812,224
2.50%, 11/01/33(o)	15,004	14,350,505
2.51%, 02/01/45, (12 mo. LIBOR US + 1.622%)(a)	89	89,684
3.00%, 05/01/29	428	420,918
3.00%, 05/01/30	929	911,258
3.00%, 06/01/30	77	75,439
3.00%, 07/01/30	560	549,434
3.00%, 12/01/30	960	942,255
3.00%, 05/01/31	384	377,115
3.00%, 06/01/31	252	247,506
3.00%, 11/01/33(o)	15,196	14,880,209
3.50%, 05/01/32	175	175,039
3.50%, 09/01/32	170	170,420
3.50%, 07/01/33	732	732,131
3.50%, 11/01/33(o)	6,149	6,145,881
4.00%, 05/01/33	595	606,032
4.00%, 11/01/33(o)	369	374,953
4.50%, 11/01/33(o)	355	360,393
Federal National Mortgage Association
2.50%, 07/01/28	1,292	1,253,720
2.50%, 12/01/29	339	328,752
2.50%, 03/01/30	176	169,396
2.50%, 07/01/30	210	201,661
2.50%, 08/01/30	604	579,882
2.50%, 12/01/30	101	96,682
2.50%, 01/01/31	91	87,910
2.50%, 08/01/31	1,872	1,797,212
2.50%, 09/01/31	1,754	1,681,375
2.50%, 10/01/31	8,671	8,347,355
2.50%, 12/01/31	2,521	2,416,071
2.50%, 02/01/32	1,789	1,714,340
2.50%, 03/01/32	1,778	1,703,690
2.50%, 04/01/32	2,340	2,242,229
2.50%, 10/01/32	271	259,869
2.50%, 01/01/33	2,272	2,177,456

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
2.50%, 11/01/33(o)	$11,993	$11,478,594
2.51%, 04/01/44, (12 mo. LIBOR US + 1.590%)(a)	203	207,857
2.51%, 12/01/44, (12 mo. LIBOR US + 1.576%)(a)	90	91,223
3.00%, 10/01/27	102	100,787
3.00%, 10/01/28	490	484,007
3.00%, 11/01/28	458	452,793
3.00%, 04/01/30	198	194,522
3.00%, 07/01/30	132	130,000
3.00%, 08/01/30	472	463,883
3.00%, 09/01/30	931	916,112
3.00%, 10/01/30	449	441,272
3.00%, 11/01/30	112	109,932
3.00%, 12/01/30	381	373,774
3.00%, 02/01/31	2,336	2,296,640
3.00%, 03/01/31	475	466,552
3.00%, 04/01/31	262	257,308
3.00%, 06/01/31	1,235	1,213,528
3.00%, 07/01/31	1,499	1,473,276
3.00%, 09/01/31	393	386,639
3.00%, 10/01/31	132	129,457
3.00%, 01/01/32	1,404	1,380,114
3.00%, 02/01/32	4,685	4,605,271
3.00%, 03/01/32	403	395,705
3.00%, 06/01/32	1,485	1,459,911
3.00%, 08/01/32	817	803,284
3.00%, 11/01/32	1,236	1,214,665
3.00%, 12/01/32	2,647	2,599,336
3.00%, 02/01/33	1,465	1,440,653
3.00%, 11/01/33(o)	8,473	8,314,807
3.50%, 01/01/27	26	26,344
3.50%, 12/01/29	41	41,531
3.50%, 07/01/30	463	464,320
3.50%, 10/01/30	259	258,824
3.50%, 11/01/30	29	29,592
3.50%, 03/01/31	321	321,316
3.50%, 06/01/31	404	404,631
3.50%, 01/01/32	191	191,639
3.50%, 05/01/32	360	360,350
3.50%, 06/01/32	325	325,681
3.50%, 07/01/32	112	111,434
3.50%, 08/01/32	144	144,314
3.50%, 10/01/32	137	137,297
3.50%, 11/01/32	90	90,216
3.50%, 03/01/33	985	985,448
3.50%, 04/01/33	1,745	1,745,773
3.50%, 05/01/33	860	860,526
3.50%, 11/01/33(o)	4,624	4,620,388
4.00%, 05/01/33	1,397	1,421,937
4.00%, 06/01/33	718	731,107
4.00%, 07/01/33	530	539,239
4.00%, 11/01/33(o)	1,908	1,938,924
4.50%, 11/01/33(o)	507	514,029
5.00%, 11/01/33(o)	178	183,332
Series 2012-M13, Class A2, 2.38%, 05/25/22	1,000	966,425
Series 2014-M13, Class A2, 3.02%, 08/25/24(a)	100	97,669
FHLMC Multifamily Structured Pass Through Certificates Series K010, Class A2, 4.33%, 10/25/20(a)	1,000	1,015,004
Series K013, Class A2, 3.97%, 01/25/21 (Call 01/11/21)(a)	50	50,608
Series K017, Class A2, 2.87%, 12/25/21	750	741,088

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (continued)	iShares® Core 1-5 Year USD Bond ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
Series K020, Class A2, 2.37%, 05/25/22	$100	$96,960
Series K027, Class A2, 2.64%, 01/25/23	2,358	2,295,501
Series K028, Class A2, 3.11%, 02/25/23	500	495,473
Series K030, Class A2, 3.25%, 04/25/23(a)	2,500	2,490,419
Series K033, Class A2, 3.06%, 07/25/23(a)	2,000	1,973,786
Series K034, Class A2, 3.53%, 07/25/23(a)	1,250	1,258,094
Series K036, Class A2, 3.53%, 10/25/23(a)	500	501,855
Series K038, Class A1, 2.60%, 10/25/23	65	64,353
Series K722, Class A2, 2.41%, 03/25/23	1,700	1,635,758
Series K725, Class A1, 2.67%, 05/25/23	667	655,324
Series K729, Class A1, 2.95%, 02/25/24	2,938	2,905,370

		152,035,968

U.S. Government Agency Obligations — 1.8%
Federal Farm Credit Banks, 2.85%, 09/20/21	645	642,207
Federal Home Loan Banks
1.13%, 07/14/21	970	924,526
1.38%, 03/18/19	1,000	995,950
1.38%, 09/28/20	250	242,858
1.50%, 10/21/19	900	889,236
1.88%, 03/08/19	100	99,807
1.88%, 03/13/20	400	394,828
1.88%, 12/11/20	180	176,060
2.13%, 02/11/20	2,500	2,478,225
2.38%, 12/13/19	675	671,996
2.38%, 03/30/20	300	298,080
2.38%, 09/10/21	600	589,296
2.63%, 12/10/21	650	642,083
3.63%, 06/11/21	6,915	7,027,369
4.13%, 03/13/20	1,400	1,424,360
Federal Home Loan Mortgage Corp.
1.13%, 08/12/21	1,150	1,094,328
1.25%, 10/02/19	675	665,948
1.38%, 04/20/20	1,000	978,840
1.38%, 05/01/20	3,000	2,935,440
1.50%, 01/17/20	1,650	1,624,342
1.63%, 09/29/20	1,000	976,190
1.75%, 05/30/19	150	149,300
1.88%, 11/17/20	1,300	1,272,427
2.38%, 02/16/21	900	888,129
2.38%, 01/13/22	1,940	1,903,800
2.75%, 06/19/23	100	98,364
Federal National Mortgage Association
1.25%, 05/06/21	1,500	1,439,340
1.38%, 02/26/21	150	144,779
1.38%, 10/07/21	175	167,155
1.63%, 01/21/20	1,125	1,109,227
1.88%, 02/19/19	350	349,412
1.88%, 04/05/22	2,850	2,746,545
2.00%, 01/05/22	150	145,544
2.00%, 10/05/22	1,000	961,520
2.38%, 01/19/23	2,750	2,676,905

		39,824,416

U.S. Government Obligations — 45.4%
U.S. Treasury Note/Bond
1.00%, 11/15/19	3,000	2,947,149
1.00%, 11/30/19	1,200	1,177,947
1.13%, 12/31/19	1,200	1,177,629
1.13%, 03/31/20	4,000	3,906,657
1.13%, 04/30/20	20,000	19,501,683

Security	Par (000)	Value

U.S. Government Obligations (continued)
1.13%, 02/28/21	$3,000	$2,881,065
1.13%, 06/30/21	10,500	10,022,301
1.13%, 08/31/21	15,000	14,270,051
1.13%, 09/30/21	3,500	3,324,738
1.25%, 01/31/19	3,600	3,589,729
1.25%, 03/31/19	3,320	3,303,659
1.25%, 01/31/20	5,000	4,906,641
1.25%, 02/29/20	3,500	3,429,536
1.25%, 03/31/21	2,000	1,923,817
1.25%, 10/31/21	8,900	8,471,633
1.25%, 07/31/23	3,500	3,232,852
1.38%, 02/28/19	4,730	4,714,323
1.38%, 12/15/19	9,800	9,651,852
1.38%, 01/15/20	10,000	9,835,408
1.38%, 01/31/20	2,300	2,260,611
1.38%, 02/29/20	3,400	3,336,776
1.38%, 03/31/20	6,300	6,174,486
1.38%, 04/30/20	6,800	6,655,518
1.38%, 05/31/20	1,841	1,799,388
1.38%, 08/31/20	13,100	12,752,476
1.38%, 09/30/20	10,000	9,724,569
1.38%, 01/31/21	3,800	3,674,864
1.38%, 04/30/21	2,000	1,926,618
1.38%, 05/31/21	8,000	7,695,875
1.38%, 06/30/23	7,000	6,512,251
1.38%, 08/31/23	20,000	18,556,702
1.38%, 09/30/23	10,800	10,007,200
1.50%, 01/31/19	3,800	3,791,482
1.50%, 03/31/19	4,500	4,482,676
1.50%, 11/30/19	9,800	9,671,114
1.50%, 04/15/20	22,500	22,078,006
1.50%, 05/15/20	10,400	10,191,961
1.50%, 05/31/20	7,500	7,345,010
1.50%, 06/15/20	1,500	1,468,288
1.50%, 01/31/22	1,700	1,624,001
1.50%, 02/28/23	30,000	28,207,006
1.50%, 03/31/23	2,000	1,878,196
1.63%, 03/31/19	1,500	1,494,873
1.63%, 04/30/19	2,090	2,081,296
1.63%, 12/31/19	7,060	6,968,555
1.63%, 03/15/20	1,500	1,476,264
1.63%, 06/30/20	6,000	5,881,618
1.63%, 07/31/20	20,000	19,578,084
1.63%, 11/30/20	2,100	2,046,828
1.63%, 08/15/22	3,500	3,332,416
1.63%, 08/31/22	2,500	2,379,012
1.63%, 11/15/22	15,000	14,233,245
1.63%, 04/30/23	15,000	14,148,146
1.63%, 05/31/23	6,000	5,653,158
1.75%, 11/30/19	4,800	4,749,547
1.75%, 10/31/20	18,300	17,900,391
1.75%, 11/15/20	2,000	1,955,442
1.75%, 12/31/20	13,700	13,376,616
1.75%, 11/30/21	3,300	3,185,106
1.75%, 02/28/22	2,400	2,309,413
1.75%, 03/31/22	14,000	13,455,860
1.75%, 04/30/22	6,700	6,432,756
1.75%, 05/15/22	6,000	5,757,092
1.75%, 05/31/22	2,500	2,397,848
1.75%, 06/30/22	500	479,114

50	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® Core 1-5 Year USD Bond ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Government Obligations (continued)
1.75%, 09/30/22	$14,000	$13,371,166
1.75%, 01/31/23	18,000	17,120,312
1.75%, 05/15/23	14,000	13,273,425
1.88%, 12/31/19	6,800	6,731,698
1.88%, 06/30/20	11,500	11,317,222
1.88%, 12/15/20	4,000	3,917,779
1.88%, 11/30/21	5,000	4,844,649
1.88%, 01/31/22	7,500	7,251,790
1.88%, 02/28/22	6,500	6,279,692
1.88%, 03/31/22	7,200	6,949,116
1.88%, 04/30/22	5,250	5,062,362
1.88%, 05/31/22	2,800	2,697,533
1.88%, 07/31/22	1,000	961,519
1.88%, 08/31/22	10,500	10,085,294
1.88%, 09/30/22	13,500	12,957,891
2.00%, 07/31/20	23,500	23,155,185
2.00%, 09/30/20	6,000	5,902,654
2.00%, 11/30/20	28,100	27,600,156
2.00%, 02/28/21	15,000	14,696,902
2.00%, 05/31/21	6,800	6,645,951
2.00%, 08/31/21	10,500	10,236,851
2.00%, 10/31/21	6,500	6,326,294
2.00%, 11/15/21	8,700	8,465,580
2.00%, 12/31/21	7,746	7,526,292
2.00%, 07/31/22	3,200	3,091,280
2.00%, 10/31/22	14,200	13,683,710
2.00%, 11/30/22	5,500	5,295,793
2.00%, 02/15/23	8,000	7,685,941
2.13%, 08/31/20	25,000	24,667,124
2.13%, 01/31/21	6,500	6,391,233
2.13%, 06/30/21	4,000	3,919,510
2.13%, 08/15/21	20,300	19,864,094
2.13%, 09/30/21	3,000	2,932,497
2.13%, 12/31/21	5,000	4,877,306
2.13%, 06/30/22	7,400	7,186,428
2.13%, 12/31/22	28,300	27,356,155
2.25%, 03/31/20	5,000	4,960,563
2.25%, 03/31/21	22,900	22,553,888
2.25%, 04/30/21	3,500	3,445,344
2.38%, 12/31/20	4,000	3,957,095
2.38%, 01/31/23	6,000	5,856,779
2.50%, 03/31/23	8,000	7,843,125
2.63%, 07/31/20	4,500	4,481,877
2.63%, 08/15/20	6,190	6,163,041
2.63%, 11/15/20	4,000	3,979,298
2.63%, 05/15/21	12,000	11,914,789
2.63%, 07/15/21	3,000	2,976,783
2.63%, 02/28/23	5,500	5,422,928
2.75%, 02/15/19	3,500	3,503,323
2.75%, 09/15/21	5,000	4,974,990
2.75%, 04/30/23	13,800	13,669,961
2.75%, 07/31/23	4,500	4,453,722
2.75%, 08/31/23	12,000	11,879,093
3.13%, 05/15/21	24,000	24,127,268
3.50%, 05/15/20	10,000	10,098,929
3.63%, 02/15/20	11,800	11,922,066
3.63%, 02/15/21	2,000	2,031,563
7.13%, 02/15/23	6,500	7,580,231
7.25%, 08/15/22	1,000	1,152,773
7.88%, 02/15/21	2,000	2,218,915

Security	Par/ Shares (000)		Value

U.S. Government Obligations (continued)
8.00%, 11/15/21	$1,000		$1,146,689
8.75%, 08/15/20	10,000		11,016,468
8.88%, 02/15/19	1,000		1,018,488

			1,000,034,797

Total U.S. Government & Agency Obligations — 54.1% (Cost: $1,210,598,238)			1,191,895,181

Common Stocks

Diversified Financial Services — 0.0%
HoldCo.(j)(k)	16		15,264

Total Common Stocks — 0.0% (Cost $15,264)			15,264

Preferred Stocks

Diversified Financial Services — 0.0%	0	(p)	97

HoldCo. Preference Shares(j)(k)

Total Preferred Stocks — 0.0% (Cost $97)			97

Warrants

Advertising — 0.0%
Affinion Group Inc. (Expires 11/22/20)(j)(k)	0	(p)	—

Total Warrants — 0.0% (Cost $0)			—

Short-Term Investments

Money Market Funds — 5.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.36%(h)(q)	83,978		83,994,355
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.11%(h)(q)(r)	28,616		28,615,542

			112,609,897

Total Short-Term Investments — 5.1% (Cost: $112,598,501)			112,609,897

Total Investments in Securities — 103.8% (Cost: $2,328,210,095)			2,290,061,094

Other Assets, Less Liabilities — (3.8)%			(84,776,214)

Net Assets — 100.0%			$2,205,284,880

(a)	Variable or floating rate security. Rate shown is the rate in effect as of period-end.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(e)	Payment-in-kind (“PIK”) bond which gives the issuer an option to make coupon payments in cash or in the form of additional bonds. Stated interest rate represents the cash coupon rate.
(f)	Perpetual security with no stated maturity date.
(g)	Security is issued at a fixed coupon rate, which converts to a variable rate at a specified date. Reference index and spread are provided if the rate is currently floating.
(h)	Affiliate of the Fund.

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (continued)	iShares® Core 1-5 Year USD Bond ETF
October 31, 2018

(i)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(j)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(k)	Non-income producing security.
(l)	Zero-coupon bond.
(m)	Investments are denominated in U.S. dollars.
(n)	Issuer is in default of interest payments.
(o)	TBA transaction.
(p)	Rounds to less than 1,000.
(q)	Annualized 7-day yield as of period-end.
(r)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

	Par/Shares Held at 10/31/17	Par/Shares Purchased		Par/Shares Sold	Par/Shares Held at 10/31/18	Value at			Net Realized	Change in Unrealized Appreciation
Affiliated Issuer	(000)	(000)		(000)	(000)	10/31/18	Income		Gain (Loss) (a)	(Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	59,666	24,312	(b)	—	83,978	$83,994,355	$1,630,337		$(10,730)	$ 8,834
BlackRock Cash Funds: Treasury, SL Agency Shares	9,059	19,557	(b)	—	28,616	28,615,542	134,347	(c)	—	—
PNC Bank N.A.
2.15%, 04/29/21	250	—		—	250	242,345	5,145		—	(6,267)
2.25%, 07/02/19	250	—		(250)	—	—	2,737		(2,738)	2,040
2.40%, 10/18/19	—	500		(500)	—	—	9,192		(1,944)	3
2.50%, 01/22/21	—	250		—	250	245,210	5,058		—	(3,413)
2.63%, 02/17/22	600	250		—	850	825,410	19,318		—	(22,253)
2.70%, 11/01/22	—	350		—	350	336,119	7,835		—	(6,958)
3.50%, 06/08/23	—	500		—	500	496,340	—		—	(770)
PNC Financial Services Group Inc. (The)
4.38%, 08/11/20	—	100		—	100	101,691	2,047		—	(1,251)
5.13%, 02/08/20	400	—		—	400	409,212	9,133		—	(6,421)
6.70%, 06/10/19	75	—		(75)	—	—	1,218		(428)	(342)

						$115,266,224	$1,826,367		$(15,840)	$ (36,798)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

52	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® Core 1-5 Year USD Bond ETF
October 31, 2018

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3		Total

Investments
Assets
Asset-Backed Securities	$—	$4,991,739	$—		$4,991,739
Collaterized Mortgage Obligations	—	13,181,920	—		13,181,920
Corporate Bonds & Notes	—	799,140,665	0	(a)	799,140,665
Foreign Government Obligations	—	168,188,146	—		168,188,146
Municipal Debt Obligations	—	38,185	—		38,185
U.S. Government & Agency Obligations	—	1,191,895,181	—		1,191,895,181
Common Stocks	—	—	15,264		15,264
Preferred Stocks	—	—	97		97
Warrants	—	—	0	(a)	0	(a)
Money Market Funds	112,609,897	—	—		112,609,897

	$112,609,897	$2,177,435,836	$15,361		$2,290,061,094

(a)	Rounds to less than $1.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments	iShares® Core International Aggregate Bond ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security		Par (000)	Value

Corporate Bonds & Notes

Australia — 0.6%
APT Pipelines Ltd.
2.00%, 03/22/27(a)	EUR	100	$113,845
3.50%, 03/22/30(a)	GBP	100	131,668
Aurizon Network Pty Ltd., 2.00%, 09/18/24(a)	EUR	100	117,382
Ausgrid Finance Pty Ltd., 3.75%, 10/30/24 (Call 07/30/24)(a)	AUD	200	142,270
Australia & New Zealand Banking Group Ltd.
0.38%, 11/19/19(a)	EUR	100	114,052
0.45%, 11/22/23(a)	EUR	100	113,413
0.75%, 09/29/26(a)	EUR	200	219,533
BHP Billiton Finance Ltd.
5.63%, 10/22/79 (Call 10/22/24)(a)(b)(c)	EUR	100	132,000
Series 09, 2.25%, 09/25/20(a)	EUR	100	118,287
Series 11, 3.25%, 09/25/24(a)	GBP	150	206,263
Commonwealth Bank of Australia
0.50%, 07/11/22(a)	EUR	200	227,541
0.75%, 11/04/21(a)	EUR	300	347,067
2.75%, 11/17/21(a)	AUD	200	141,989
3.00%, 09/04/26(a)	GBP	100	138,649
3.75%, 10/18/19	AUD	200	143,508
Macquarie Bank Ltd., Series GDIP, 1.13%, 01/20/22(a)	EUR	100	115,970
National Australia Bank Ltd.
0.25%, 03/28/22(a)	EUR	100	113,716
0.30%, 10/31/25(a)	CHF	150	146,342
0.35%, 09/07/22(a)	EUR	100	112,838
0.63%, 08/30/23(a)	EUR	150	169,517
1.38%, 06/27/22(a)	GBP	200	252,639
2.25%, 06/06/25(a)	EUR	100	124,896
4.25%, 05/20/19(a)	AUD	100	71,603
Origin Energy Finance Ltd., 2.88%, 10/11/19(a)	EUR	100	116,366
Pacific National Finance Pty Ltd., 5.25%, 05/19/25	AUD	50	37,229
Scentre Group Trust 1/Scentre Group Trust 2, 1.38%, 03/22/23 (Call 12/22/22)(a)	EUR	150	175,355
Telstra Corp. Ltd.
3.50%, 09/21/22(a)	EUR	250	317,373
4.00%, 09/16/22(a)	AUD	50	36,541
Wesfarmers Ltd., 3.66%, 11/18/20(a)	AUD	100	72,151
Westpac Banking Corp.
0.50%, 05/17/24(a)	EUR	200	226,429
1.13%, 09/05/27(a)	EUR	200	225,030
1.50%, 03/24/21(a)	EUR	100	117,475
3.25%, 01/22/20	AUD	100	71,540

			4,910,477
Austria — 0.4%
Autobahnen- und
Schnellstrassen-Finanzierungs-AG, 1.38%, 04/09/21(a)	EUR	300	353,736
Erste Group Bank AG
0.63%, 04/17/26(a)	EUR	200	225,669
3.50%, 02/08/22	EUR	100	126,166
HYPO NOE Gruppe Bank AG, 0.38%, 04/04/23(a)	EUR	200	227,460
Hypo Tirol Bank AG, 0.50%, 02/11/21(a)	EUR	100	114,642
Novomatic AG, 1.63%, 09/20/23	EUR	25	28,714
OeBB Infrastruktur AG
1.00%, 11/18/24(a)	EUR	50	58,901
3.38%, 05/18/32(a)	EUR	50	71,527
3.50%, 10/19/20(a)	EUR	600	731,524

Security		Par (000)	Value

Austria (continued)
Oesterreichische Kontrollbank AG
0.25%, 09/26/24(a)	EUR	200	$225,420
0.75%, 03/07/22(a)	GBP	100	125,812
OMV AG
2.88%, (Call 03/19/24)(a)(b)(c)(d)	EUR	100	112,418
4.25%, 10/12/21(a)	EUR	130	165,498
5.25%, (Call 12/09/21)(a)(b)(c)(d)	EUR	150	187,800
Raiffeisenlandesbank Niederoesterreich-Wien AG
0.38%, 09/13/24(a)	EUR	200	225,574
0.63%, 08/28/26	EUR	100	112,103
Telekom Finanzmanagement GmbH, 1.50%, 12/07/26 (Call 09/07/26)(a)	EUR	100	114,332
UniCredit Bank Austria AG, 4.13%, 02/24/21(a)	EUR	100	124,374

			3,331,670
Belgium — 0.3%
Anheuser-Busch InBev Finance Inc., Series MPLE, 2.60%, 05/15/24 (Call 03/15/24)	CAD	150	107,358
Anheuser-Busch InBev SA/NV
0.63%, 03/17/20(a)	EUR	100	114,401
0.80%, 04/20/23(a)	EUR	50	57,288
0.88%, 03/17/22(a)	EUR	100	115,109
1.15%, 01/22/27 (Call 10/22/26)(a)	EUR	300	329,405
2.00%, 03/17/28 (a)	EUR	150	174,279
2.25%, 05/24/29(a)	GBP	100	119,662
2.75%, 03/17/36(a)	EUR	100	115,048
2.85%, 05/25/37(a)	GBP	100	117,607
4.00%, 06/02/21(a)	EUR	200	249,284
Belfius Bank SA/NV
0.13%, 09/14/26(a)	EUR	200	215,649
1.38%, 06/05/20(a)	EUR	100	116,212
BNP Paribas Fortis SA, 0.63%, 10/04/25	EUR	100	112,962
Elia System Operator SA/NV, 1.50%, 09/05/28 (Call 06/05/28)(a)	EUR	100	112,533
Flemish Community (The), 0.38%, 10/13/26(a)	EUR	100	110,155
FLUVIUS System Operator CVBA, 1.75%, 12/04/26(a)	EUR	100	119,687
KBC Bank NV
0.45%, 01/22/22(a)	EUR	100	114,820
2.00%, 01/31/23(a)	EUR	100	122,121
KBC Group NV, 0.75%, 10/18/23(a)	EUR	100	112,110

			2,635,690
Canada — 1.7%
407 International Inc.
2.43%, 05/04/27 (Call 02/04/27)	CAD	200	141,560
3.98%, 09/11/52 (Call 06/11/52)	CAD	25	18,920
Alimentation Couche-Tard Inc., 3.06%, 07/26/24 (Call 05/26/24)	CAD	150	109,601
AltaLink LP
3.72%, 12/03/46 (Call 06/03/46)	CAD	50	37,076
3.99%, 06/30/42	CAD	200	154,796
Bank of Montreal
0.20%, 01/26/23(a)	EUR	150	169,427
0.75%, 09/21/22(a)	EUR	150	173,489
2.57%, 06/01/27 (Call 06/01/22)(a)(b)(c)	CAD	200	146,990
2.70%, 09/11/24	CAD	200	147,352
2.70%, 12/09/26	CAD	50	36,213
2.84%, 06/04/20	CAD	100	76,166
2.89%, 06/20/23	CAD	200	149,997
3.19%, 03/01/28	CAD	200	149,271

54	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® Core International Aggregate Bond ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security		Par (000)	Value

Canada (continued)
Bank of Nova Scotia (The)
0.25%, 09/28/22(a)	EUR	300	$340,017
0.38%, 04/06/22(a)	EUR	200	227,249
0.38%, 03/10/23(a)	EUR	150	170,408
1.90%, 12/02/21	CAD	100	73,502
2.09%, 09/09/20	CAD	200	150,023
2.27%, 01/13/20	CAD	100	75,769
2.29%, 06/28/24	CAD	200	144,442
3.10%, 02/02/28	CAD	200	148,270
3.37%, 12/08/25 (Call 12/08/20)(a)(b)(c)	CAD	100	76,245
Bell Canada Inc.
2.70%, 02/27/24 (Call 12/27/23)	CAD	100	72,656
3.00%, 10/03/22 (Call 09/03/22)	CAD	50	37,382
3.55%, 03/02/26 (Call 12/02/25)	CAD	100	74,538
3.60%, 09/29/27 (Call 06/29/27)	CAD	200	147,783
3.80%, 08/21/28 (Call 05/21/28)	CAD	100	74,372
4.35%, 12/18/45 (Call 06/18/45)(a)	CAD	200	142,777
Series M-26, 3.35%, 03/22/23 (Call 12/22/22)	CAD	100	75,504
Brookfield Asset Management Inc., 4.54%, 03/31/23	CAD	150	118,169
Brookfield Renewable Partners ULC, 3.75%, 06/02/25 (Call 03/02/25)	CAD	200	150,057
Canadian Imperial Bank of Commerce
0.25%, 01/28/20(a)	EUR	200	227,922
2.04%, 03/21/22	CAD	100	73,542
2.47%, 12/05/22	CAD	200	148,004
2.97%, 07/11/23	CAD	200	150,375
3.45%, 04/04/28 (Call 04/04/23)(b)(c)	CAD	500	373,680
Canadian Natural Resources Ltd., 3.42%, 12/01/26 (Call 09/01/26)	CAD	100	72,879
Canadian Tire Corp. Ltd., 3.17%, 07/06/23 (Call 06/06/23)	CAD	200	150,115
Choice Properties Real Estate Investment Trust, 3.55%, 01/10/25 (Call 11/10/24)	CAD	600	444,875
CI Financial Corp., 3.52%, 07/20/23 (Call 06/20/23)	CAD	200	149,665
CPPIB Capital Inc., 0.38%, 06/20/24(a)	EUR	250	282,591
CU Inc.
3.55%, 11/22/47 (Call 05/22/47)	CAD	200	141,668
3.96%, 07/27/45 (Call 01/27/45)	CAD	25	19,116
4.72%, 09/09/43 (Call 03/09/43)	CAD	100	85,503
Enbridge Gas Distribution Inc., 4.00%, 08/22/44 (Call 02/22/44)(a)	CAD	50	38,407
Enbridge Inc., 4.24%, 08/27/42	CAD	100	69,657
Enbridge Pipelines Inc.
3.45%, 09/29/25 (Call 06/29/25)	CAD	150	112,834
5.33%, 04/06/40	CAD	50	43,314
Fairfax Financial Holdings Ltd., 4.50%, 03/22/23	CAD	100	78,371
First Capital Realty Inc., Series R, 4.79%, 08/30/24	CAD	200	157,994
Fortis Inc./Canada, 2.85%, 12/12/23 (Call 10/12/23)	CAD	50	36,836
FortisBC Energy Inc., 3.67%, 04/09/46 (Call 10/08/45)	CAD	200	146,892
Granite REIT Holdings LP, Series 3, 3.87%, 11/30/23 (Call 09/30/23)	CAD	50	37,792
Greater Toronto Airports Authority, 1.51%, 02/16/21	CAD	100	73,886
Great-West Lifeco Inc., 2.50%, 04/18/23(a)	EUR	100	122,504
HSBC Bank Canada
2.17%, 06/29/22	CAD	150	109,838
2.91%, 09/29/21	CAD	100	75,618
Hydro One Inc.
2.77%, 02/24/26 (Call 11/26/25)	CAD	150	108,929
2.97%, 06/26/25 (Call 04/26/25)	CAD	150	111,009

Security		Par (000)	Value

Canada (continued)
3.72%, 11/18/47 (Call 05/18/47)	CAD	50	$35,861
4.59%, 10/09/43 (Call 04/09/43)	CAD	200	164,843
6.93%, 06/01/32	CAD	130	130,463
Hydro-Quebec, 1.00%, 05/25/19	CAD	300	227,059
IGM Financial Inc., 4.12%, 12/09/47 (Call 06/09/47)	CAD	200	142,603
Inter Pipeline Ltd., 3.48%, 12/16/26 (Call 09/16/26)	CAD	100	72,886
John Deere Canada Funding Inc., 3.02%, 07/13/23	CAD	200	150,352
Keyera Corp., 3.93%, 06/21/28 (Call 03/21/28)	CAD	200	148,520
Laurentian Bank of Canada, 3.45%, 06/27/23	CAD	200	149,262
Lower Mattagami Energy LP, 3.42%, 06/20/24	CAD	300	230,540
Manufacturers life Insurance Co. (The), 3.18%, 11/22/27 (Call 11/22/22)(a)(b)(c)	CAD	50	37,827
Manulife Financial Corp.
3.05%, 08/20/29 (Call 08/20/24)(b)(c)	CAD	50	36,532
3.32%, 05/09/28 (Call 05/09/23)(b)(c)	CAD	500	374,833
Metro Inc., 3.39%, 12/06/27 (Call 09/06/27)	CAD	150	108,541
National Bank of Canada
0.00%, 09/29/23(a)(e)	EUR	100	111,178
2.11%, 03/18/22	CAD	100	73,662
North West Redwater Partnership/NWR Financing Co. Ltd.
Series G, 4.75%, 06/01/37 (Call 12/01/36)(a)	CAD	50	41,419
Series J, 2.80%, 06/01/27 (Call 03/01/27)	CAD	200	142,824
Pembina Pipeline Corp.
2.99%, 01/22/24 (Call 11/22/23)	CAD	200	146,891
4.81%, 03/25/44 (Call 09/25/43)(a)	CAD	25	18,652
Series 11, 4.75%, 03/26/48 (Call 09/26/47)	CAD	150	110,844
Rogers Communications Inc.
6.11%, 08/25/40 (Call 02/25/40)	CAD	25	22,445
6.56%, 03/22/41 (Call 09/22/40)	CAD	200	189,237
Royal Bank of Canada
0.63%, 09/10/25(a)	EUR	200	225,697
1.40%, 04/26/19(a)	CAD	300	227,525
1.58%, 09/13/21	CAD	150	109,624
1.63%, 08/04/20(a)	EUR	150	175,314
1.92%, 07/17/20	CAD	200	149,949
2.33%, 12/05/23	CAD	150	109,256
2.77%, 12/11/18	CAD	100	76,200
3.30%, 09/26/23	CAD	200	151,045
3.45%, 09/29/26 (Call 09/29/21)(b)(c)	CAD	400	304,600
Saputo Inc., 2.83%, 11/21/23 (Call 09/21/23)	CAD	100	73,288
Shaw Communications Inc., 6.75%, 11/09/39	CAD	50	45,435
Sun Life Financial Inc., 3.05%, 09/19/28 (Call 09/19/23)(b)(c)	CAD	50	37,237
Suncor Energy Inc., 3.00%, 09/14/26 (Call 06/14/26)	CAD	150	108,573
TELUS Corp.
2.35%, 03/28/22 (Call 02/28/22)	CAD	100	73,663
3.35%, 04/01/24 (Call 01/02/24)	CAD	100	74,974
3.75%, 03/10/26 (Call 12/10/25)	CAD	150	113,251
4.75%, 01/17/45 (Call 07/17/44)	CAD	100	74,731
Toronto Hydro Corp., 2.52%, 08/25/26 (Call 05/25/26)	CAD	200	144,069
Toronto-Dominion Bank (The)
0.25%, 04/27/22(a)	EUR	100	113,688
0.50%, 04/03/24(a)	EUR	200	226,923
0.63%, 07/29/19(a)	EUR	100	114,097
0.63%, 07/20/23(a)	EUR	150	170,702
1.91%, 07/18/23	CAD	100	71,892
1.99%, 03/23/22	CAD	250	183,703

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments (continued)	iShares® Core International Aggregate Bond ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security		Par (000)	Value

Canada (continued)
2.05%, 03/08/21	CAD	300	$223,726
2.98%, 09/30/25 (Call 09/30/20)(b)(c)	CAD	25	18,962
4.86%, 03/04/31 (Call 03/04/26)(b)(c)	CAD	200	159,980
Toyota Credit Canada Inc., 3.04%, 07/12/23	CAD	200	149,719
TransCanada PipeLines Ltd.
3.39%, 03/15/28 (Call 12/15/27)	CAD	150	109,909
4.35%, 06/06/46 (Call 12/06/45)	CAD	250	184,976
Union Gas Ltd., 4.88%, 06/21/41 (Call 12/21/40)	CAD	50	43,191
Wells Fargo Canada Corp., 3.04%, 01/29/21	CAD	50	38,048

			14,405,058
China — 0.0%
State Grid Overseas Investment 2016 Ltd., 1.38%, 05/02/25(a)	EUR	200	224,113

Czech Republic — 0.0%
CEZ AS, 4.50%, 06/29/20(a)	EUR	200	243,361

Denmark — 0.3%
AP Moller - Maersk A/S, 1.50%, 11/24/22(a)	EUR	100	116,924
Carlsberg Breweries A/S, 0.50%, 09/06/23 (Call 06/06/23)(a)	EUR	150	168,061
Danske Bank A/S
0.13%, 02/14/22(a)	EUR	100	113,394
0.38%, 09/08/20(a)	EUR	150	171,647
0.75%, 05/04/20(a)	EUR	100	114,212
3.75%, 06/23/22(a)	EUR	200	256,189
4.13%, 11/26/19	EUR	50	59,311
DLR Kredit AS, Series B, 1.00%, 10/01/22(a)	DKK	1,500	235,475
Jyske Realkredit AS
0.25%, 07/01/23(a)	EUR	300	338,729
0.50%, 10/01/26(a)	EUR	100	110,567
Nordea Kredit Realkreditaktieselskab
Series C2, 3.00%, 10/01/44	DKK	318	51,832
Series CT2, 1.00%, 10/01/22(a)	DKK	1,500	235,822
Nykredit Realkredit A/S
0.38%, 06/16/20(a)	EUR	200	227,741
Series 13H, 1.00%, 07/01/21(a)	DKK	1,000	156,575
Orsted A/S, 1.50%, 11/26/29 (Call 08/26/29)(a)	EUR	100	112,930

			2,469,409
Finland — 0.2%
Citycon Treasury BV, 2.38%, 09/16/22 (Call 06/16/22)(a)	EUR	100	118,500
Nordea Mortgage Bank PLC
0.25%, 11/21/23(a)	EUR	200	225,941
1.38%, 02/28/33(a)	EUR	100	114,275
4.00%, 02/10/21(a)	EUR	200	248,070
Series FI43, 1.00%, 11/05/24(a)	EUR	150	175,639
OP Corporate Bank PLC
0.38%, 10/11/22(a)	EUR	100	113,120
0.38%, 08/29/23(a)	EUR	150	167,880
0.88%, 06/21/21(a)	EUR	200	231,249
OP Mortgage Bank
0.25%, 11/23/20(a)	EUR	100	114,377
0.25%, 03/13/24(a)	EUR	100	112,741
0.63%, 09/01/25(a)	EUR	200	227,396
Sampo OYJ, 1.00%, 09/18/23(a)	EUR	200	228,901

			2,078,089
France — 3.8%
Accor SA, 1.25%, 01/25/24(a)	EUR	200	228,099
Aeroports de Paris, 4.00%, 07/08/21	EUR	200	250,950

Security		Par (000)	Value

France (continued)
Air Liquide Finance SA, 1.88%, 06/05/24(a)	EUR	200	$243,059
Airbus Group Finance BV, 0.88%, 05/13/26 (Call 02/13/26)(a)	EUR	200	223,700
APRR SA
1.25%, 01/06/27 (Call 10/06/26)(a)	EUR	100	114,684
1.88%, 01/15/25 (Call 10/15/24)(a)	EUR	200	240,424
Arkea Home Loans SFH, 2.38%, 07/11/23(a)	EUR	100	124,281
Arkea Home Loans SFH SA, 0.75%, 10/05/27(a)	EUR	200	223,838
Arkema SA, 1.50%, 04/20/27 (Call 01/20/27)(a)	EUR	200	223,480
Auchan Holding SA, 1.75%, 04/23/21(a)	EUR	200	233,986
Autoroutes du Sud de la France SA
1.13%, 04/20/26 (Call 01/20/26)(a)	EUR	200	227,120
1.38%, 06/27/28 (Call 03/27/28)(a)	EUR	100	113,519
5.63%, 07/04/22	EUR	100	135,667
AXA Bank Europe SCF, 0.13%, 03/14/22(a)	EUR	100	113,590
AXA SA
3.25%, 05/28/49 (Call 05/28/29)(a)(b)(c)	EUR	150	164,718
3.94%, (Call 11/07/24)(a)(b)(c)(d)	EUR	100	118,099
5.25%, 04/16/40 (Call 04/16/20)(a)(b)(c)	EUR	50	60,356
5.45%, (Call 03/04/26), (12 year GBP Swap + 4.000%)(a)(b)(c)(d)	GBP	100	131,994
6.69%, (Call 07/06/26)(b)(c)(d)	GBP	50	71,469
Banque Federative du Credit Mutuel SA
0.50%, 11/16/22(a)	EUR	300	339,748
1.25%, 01/14/25(a)	EUR	300	346,033
1.63%, 01/19/26(a)	EUR	100	117,160
2.38%, 03/24/26(a)	EUR	100	114,756
4.00%, 10/22/20(a)	EUR	100	121,899
4.13%, 07/20/20(a)	EUR	200	243,164
BNP Paribas Cardif SA, 1.00%, 11/29/24(a)	EUR	300	320,383
BNP Paribas Home Loan SFH SA
0.38%, 07/22/24(a)	EUR	200	226,236
1.38%, 06/17/20(a)	EUR	200	232,692
3.75%, 01/11/21(a)	EUR	100	123,082
BNP Paribas SA
0.75%, 11/11/22(a)	EUR	350	401,390
1.13%, 10/10/23(a)	EUR	100	113,129
1.50%, 11/17/25(a)	EUR	200	224,854
2.00%, 01/28/19(a)	EUR	100	113,916
2.38%, 05/20/24(a)	EUR	50	61,608
2.63%, 10/14/27 (Call 10/14/22)(a)(b)(c)	EUR	100	118,568
2.88%, 03/20/26 (Call 03/20/21)(a)(b)(c)	EUR	100	118,226
2.88%, 10/01/26(a)	EUR	100	118,676
Bouygues SA, 4.50%, 02/09/22(a)	EUR	200	257,118
BPCE SA
0.63%, 09/26/23(a)	EUR	100	112,881
1.13%, 12/14/22(a)	EUR	200	232,848
1.13%, 01/18/23(a)	EUR	300	341,543
2.75%, 11/30/27 (Call 11/30/22)(a)(b)(c)	EUR	100	119,071
5.25%, 04/16/29(a)	GBP	100	145,053
BPCE SFH SA
0.38%, 02/10/23(a)	EUR	200	228,201
1.00%, 06/08/29(a)	EUR	200	224,820
1.75%, 06/27/24(a)	EUR	200	243,390
Caisse Centrale du Credit Immobilier de France SA
0.13%, 03/01/21(a)	EUR	100	114,056
1.13%, 04/22/19(a)	EUR	100	114,129
Caisse Nationale de Reassurance Mutuelle Agricole Groupama, 6.00%, 01/23/27	EUR	100	131,639
Capgemini SA, 0.50%, 11/09/21 (Call 08/09/21)(a)	EUR	100	114,016

56	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® Core International Aggregate Bond ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security		Par (000)	Value

France (continued)
Carrefour SA
1.75%, 07/15/22 (Call 04/15/22)(a)	EUR	300	$353,287
4.00%, 04/09/20(a)	EUR	50	60,000
Cie. de Financement Foncier SA
0.23%, 09/14/26(a)	EUR	100	108,279
0.38%, 09/17/19	EUR	100	113,984
0.38%, 12/11/24(a)	EUR	200	224,543
0.63%, 02/10/23(a)	EUR	100	115,171
0.75%, 05/29/26(a)	EUR	300	339,755
2.25%, 10/13/21(a)	CHF	400	428,349
4.00%, 10/24/25(a)	EUR	100	139,255
4.25%, 01/19/22(a)	EUR	300	385,899
4.38%, 04/15/21(a)	EUR	100	125,797
Cie. de Saint-Gobain
4.50%, 09/30/19(a)	EUR	100	118,066
4.63%, 10/09/29(a)	GBP	100	147,317
Cie. Generale des Etablissements Michelin SCA, 2.50%, 09/03/38 (Call 06/03/38)(a)	EUR	100	113,606
CIF Euromortgage SA, 4.13%, 01/19/22(a)	EUR	200	256,189
CNP Assurances, 4.00%, (Call 11/18/24)(a)(b)(c)(d)	EUR	100	118,120
Coentreprise de Transport d’Electricite SA, 0.88%, 09/29/24 (Call 06/29/24)(a)	EUR	200	225,384
Credit Agricole Assurances SA, 4.25%, (Call 01/13/25)(a)(b)(c)(d)	EUR	100	117,325
Credit Agricole Home Loan SFH SA
0.13%, 08/28/20(a)	EUR	200	228,151
0.38%, 10/21/21(a)	EUR	150	172,201
0.38%, 09/30/24(a)	EUR	300	338,283
0.50%, 04/03/25(a)	EUR	100	113,149
0.75%, 05/05/27(a)	EUR	100	112,457
1.38%, 02/03/32(a)	EUR	200	229,844
1.50%, 09/28/38(a)	EUR	100	111,758
Credit Agricole Public Sector SCF SA, 1.88%, 06/07/23(a)	EUR	200	243,576
Credit Agricole SA
2.63%, 03/17/27(a)	EUR	100	116,840
3.90%, 04/19/21(a)	EUR	50	61,488
Series 2, 0.84%, 06/09/27(a)	JPY	100,000	878,499
Credit Agricole SA/London
0.75%, 12/01/22(a)	EUR	300	343,790
0.88%, 01/19/22(a)	EUR	200	230,909
2.38%, 11/27/20(a)	EUR	100	119,056
Credit Mutuel - CIC Home Loan SFH SA
1.00%, 04/30/28	EUR	200	227,179
3.13%, 09/09/20(a)	EUR	200	240,780
Credit Mutuel Arkea SA, 1.88%, 10/25/29 (Call 10/25/24)(a)(b)(c)	EUR	200	213,956
Credit Mutuel-CIC Home Loan SFH SA
0.38%, 09/12/22(a)	EUR	200	228,946
1.13%, 02/06/19(a)	EUR	100	113,755
1.75%, 06/19/24(a)	EUR	100	121,765
Danone SA
0.71%, 11/03/24 (Call 08/03/24)(a)	EUR	200	225,581
1.25%, 05/30/24 (Call 02/29/24)(a)	EUR	100	116,667
3.60%, 11/23/20(a)	EUR	250	304,700
Dexia Credit Local SA
0.04%, 12/11/19(a)	EUR	50	56,876
0.25%, 03/19/20(a)	EUR	50	57,084
0.25%, 06/02/22(a)	EUR	150	171,113
0.50%, 01/17/25(a)	EUR	300	339,395

Security		Par (000)	Value

France (continued)
0.63%, 02/03/24(a)	EUR	100	$114,703
2.00%, 01/22/21(a)	EUR	300	356,367
2.13%, 02/12/25(a)	GBP	100	130,209
Electricite de France SA
1.88%, 10/13/36 (Call 07/13/36)(a)	EUR	100	104,458
2.75%, 03/10/23(a)	EUR	100	124,487
4.50%, 11/12/40(a)	EUR	550	807,557
5.38%, (Call 01/29/25)(a)(b)(c)(d)	EUR	100	120,805
5.50%, 10/17/41(a)	GBP	100	162,181
6.00%, (Call 01/29/26)(a)(b)(c)(d)	GBP	100	127,973
6.13%, 06/02/34(a)	GBP	100	170,010
6.25%, 05/30/28(a)	GBP	100	164,804
Engie SA
0.88%, 03/27/24 (Call 12/27/23)(a)	EUR	300	344,113
1.38%, 02/28/29 (Call 11/28/28)(a)	EUR	200	224,647
1.50%, 03/13/35 (Call 12/13/34)(a)	EUR	100	109,011
4.75%, (Call 07/10/21)(a)(b)(c)(d)	EUR	100	122,801
5.00%, 10/01/60(a)	GBP	50	91,794
7.00%, 10/30/28	GBP	50	89,833
Gecina SA, 1.38%, 01/26/28 (Call 10/26/27)(a)	EUR	200	219,800
Holding d’Infrastructures de Transport SAS, 0.63%, 03/27/23 (Call 12/27/22)(a)	EUR	300	328,806
ICADE, 1.13%, 11/17/25 (Call 08/17/25)(a)	EUR	200	219,803
Imerys SA, 1.50%, 01/15/27 (Call 10/15/26)(a)	EUR	100	111,293
Kering, 2.50%, 07/15/20(a)	EUR	100	118,233
Klepierre, 1.00%, 04/17/23 (Call 01/17/23)(a)	EUR	200	231,416
La Banque Postale Home Loan SFH
0.50%, 01/18/23(a)	EUR	50	57,424
1.00%, 10/04/28(a)	EUR	200	226,444
La Banque Postale SA
2.00%, 07/13/28(a)	EUR	100	113,481
4.38%, 11/30/20(a)	EUR	100	123,000
La Poste SA, 1.13%, 06/04/25(a)	EUR	100	116,209
LVMH Moet Hennessy Louis Vuitton SE, 0.75%, 05/26/24 (Call 02/26/24)(a)	EUR	250	284,560
Orange SA
0.88%, 02/03/27 (Call 11/03/26)(a)	EUR	300	329,187
1.38%, 03/20/28 (Call 12/20/27)(a)	EUR	200	223,467
1.50%, 09/09/27 (Call 06/09/27)(a)	EUR	100	114,738
3.88%, 01/14/21(a)	EUR	100	122,961
4.00%, (Call 10/01/21)(a)(b)(c)(d)	EUR	200	241,516
5.38%, 11/22/50(a)	GBP	50	86,308
8.13%, 11/20/28(a)	GBP	50	93,252
Pernod Ricard SA, 1.88%, 09/28/23 (Call 06/28/23)(a)	EUR	100	120,036
RCI Banque SA
0.50%, 09/15/23 (Call 06/15/23)(a)	EUR	313	340,721
0.75%, 09/26/22 (Call 06/26/22)(a)	EUR	150	168,152
1.63%, 04/11/25 (Call 01/11/25)(a)	EUR	100	111,559
Renault SA, 3.13%, 03/05/21(a)	EUR	75	90,447
RTE Reseau de Transport d’Electricite SA, 1.63%, 11/27/25 (Call 08/27/25)(a)	EUR	400	472,133
Sanofi
1.75%, 09/10/26 (Call 06/10/26)(a)	EUR	100	120,665
1.88%, 09/04/20 (Call 06/04/20)(a)	EUR	200	233,975
Series 12FX, 1.38%, 03/21/30 (Call 12/21/29)(a)	EUR	100	113,796
Series 5, 0.50%, 03/21/23 (Call 12/21/22)(a)	EUR	200	228,903
Series 8, 1.00%, 03/21/26 (Call 12/21/25)(a)	EUR	200	229,859
Schneider Electric SE, 1.50%, 09/08/23 (Call 06/08/23)(a)	EUR	300	354,671

S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments (continued)	iShares® Core International Aggregate Bond ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security		Par (000)	Value

France (continued)
SNCF Mobilites, 1.50%, 02/02/29(a)	EUR	100	$118,626
SNCF Mobilites Group, 4.63%, 02/02/24(a)	EUR	50	69,549
SNCF Reseau
2.25%, 12/20/47(a)	EUR	100	123,049
4.25%, 10/07/26(a)	EUR	100	145,072
4.50%, 01/30/24(a)	EUR	150	207,611
SNCF Reseau EPIC
1.00%, 11/09/31(a)	EUR	100	110,570
1.13%, 05/19/27(a)	EUR	200	232,982
1.13%, 05/25/30(a)	EUR	300	340,554
5.25%, 12/07/28(a)	GBP	150	248,055
Societe Generale SA
0.75%, 02/19/21(a)	EUR	200	230,544
1.00%, 04/01/22(a)	EUR	100	113,833
1.38%, 02/23/28 (Call 02/23/23)(a)(b)(c)	EUR	200	220,784
2.50%, 09/16/26 (Call 09/16/21)(a)(b)(c)	EUR	100	117,135
Series ETMN, 2.13%, 09/27/28(a)	EUR	100	112,707
Societe Generale SCF SA, 4.13%, 02/15/22(a)	EUR	100	128,710
Societe Generale SFH SA
0.25%, 01/23/24(a)	EUR	100	112,825
0.75%, 10/18/27(a)	EUR	200	224,416
2.88%, 03/14/19(a)	EUR	100	114,633
Suez
1.25%, 05/19/28 (Call 02/19/28)(a)	EUR	100	112,879
2.88%, (Call 04/19/24)(a)(b)(c)(d)	EUR	100	111,587
Teleperformance, 1.88%, 07/02/25 (Call 04/02/25)(a)	EUR	100	114,013
Total Capital Canada Ltd., 1.13%, 03/18/22(a)	EUR	100	117,366
Total Capital International SA
0.25%, 07/12/23(a)	EUR	300	339,062
0.75%, 07/12/28(a)	EUR	200	218,500
2.50%, 03/25/26(a)	EUR	100	126,831
TOTAL SA
2.25%, (Call 02/26/21)(a)(b)(c)(d)	EUR	100	115,854
2.71%, (Call 05/05/23)(a)(b)(c)(d)	EUR	100	116,987
3.37%, (Call 10/06/26)(a)(b)(c)(d)	EUR	100	118,127
Unibail-Rodamco SE
1.50%, 02/22/28(a)	EUR	100	113,190
3.88%, 11/05/20(a)	EUR	100	122,375
Valeo SA, 0.63%, 01/11/23 (Call 10/11/22)(a)	EUR	200	222,137
Veolia Environnement SA
1.50%, 11/30/26 (Call 08/30/26)(a)	EUR	100	116,233
4.38%, 12/11/20(a)	EUR	100	123,748
6.13%, 11/25/33	EUR	125	221,755
Vivendi SA, 1.13%, 11/24/23 (Call 08/24/23)(a)	EUR	100	115,210
Wendel SA, 1.00%, 04/20/23 (Call 01/20/23)(a)	EUR	200	225,966

			33,321,485
Germany — 4.0%
Allianz Finance II BV, 5.75%, 07/08/41 (Call 07/08/21)(b)(c)	EUR	100	127,348
Allianz Finance II BV Co., 1.38%, 04/21/31 (Call 01/21/31)(a)	EUR	100	112,090
Allianz SE
2.24%, 07/07/45 (Call 07/07/25)(a)(b)(c)	EUR	300	338,661
3.10%, 07/06/47 (Call 07/06/27)(a)(b)(c)	EUR	100	116,003
3.38%, (Call 09/18/24)(a)(b)(c)(d)	EUR	100	118,869
alstria office REIT-AG, 2.13%, 04/12/23 (Call 01/12/23)(a)	EUR	100	118,075
Aroundtown SA, 1.63%, 01/31/28 (Call 10/31/27)(a)	EUR	300	306,453

Security		Par (000)	Value

Germany (continued)
BASF SE
0.88%, 05/22/25(a)	EUR	300	$341,968
0.88%, 10/06/31 (Call 07/06/31)(a)	EUR	100	104,256
Series 10Y, 2.00%, 12/05/22(a)	EUR	100	122,060
Bayer AG, 2.38%, 04/02/75 (Call 10/02/22)(a)(b)(c)	EUR	100	110,361
Bayer Capital Corp. BV, 1.25%, 11/13/23 (Call 08/13/23)(a)	EUR	400	468,588
Bayerische Landesbank, 0.75%, 01/20/26(a)	EUR	100	115,228
Bayerische Landesbodenkreditanstalt, 0.63%, 11/23/26	EUR	100	113,237
Berlin Hyp AG
0.63%, 10/22/25(a)	EUR	200	227,385
1.25%, 04/23/21	EUR	200	234,684
Bertelsmann SE & Co. KGaA, 1.75%, 10/14/24 (Call 07/14/24)(a)	EUR	100	118,842
BMW Finance NV
0.13%, 04/15/20(a)	EUR	200	227,376
0.38%, 07/10/23(a)	EUR	200	223,136
0.88%, 11/17/20(a)	EUR	150	172,767
0.88%, 04/03/25(a)	EUR	200	223,721
1.00%, 01/21/25(a)	EUR	50	56,549
Commerzbank AG
0.05%, 07/11/24(a)	EUR	100	111,369
0.13%, 02/23/23(a)	EUR	250	283,013
0.50%, 08/28/23(a)	EUR	150	167,835
1.00%, 02/05/19(a)	EUR	50	56,852
1.13%, 09/19/25(a)	EUR	200	216,342
4.00%, 03/23/26(a)	EUR	75	90,117
4.00%, 03/30/27(a)	EUR	110	131,403
Continental Rubber of America Corp., 0.50%, 02/19/19	EUR	100	113,519
Daimler AG
0.63%, 03/05/20(a)	EUR	200	228,629
0.85%, 02/28/25(a)	EUR	100	110,655
1.00%, 11/15/27(a)	EUR	200	213,888
1.50%, 07/03/29(a)	EUR	150	163,825
Daimler Canada Finance Inc.
1.78%, 08/19/19(a)	CAD	50	37,793
3.30%, 08/16/22	CAD	150	113,465
Daimler International Finance BV
0.25%, 05/11/22(a)	EUR	400	447,659
2.75%, 12/04/20(a)	GBP	100	130,286
Deutsche Bahn Finance BV
0.63%, 09/26/28(a)	EUR	150	164,158
0.88%, 07/11/31(a)	EUR	20	21,308
Deutsche Bahn Finance BV Co. AG, 4.38%, 09/23/21(a)	EUR	200	254,746
Deutsche Bahn Finance GMBH
1.00%, 12/17/27 (Call 09/17/27)	EUR	150	171,616
1.38%, 07/07/25 (Call 04/07/25)(a)	GBP	100	125,038
3.50%, 09/27/24(a)	AUD	100	71,983
Deutsche Bank AG
0.25%, 05/15/23(a)	EUR	250	283,801
0.25%, 08/31/28(a)	EUR	150	158,410
0.63%, 12/19/23(a)	CHF	100	95,187
0.75%, 03/21/22(a)	CHF	150	147,607
1.13%, 08/30/23(a)	EUR	150	170,697
1.13%, 03/17/25(a)	EUR	300	318,296
1.75%, 01/17/28(a)	EUR	100	103,522

58	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® Core International Aggregate Bond ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security		Par (000)	Value

Germany (continued)
Deutsche Hypothekenbank AG
0.25%, 02/22/23	EUR	300	$341,601
0.25%, 05/17/24	EUR	100	112,788
Deutsche Kreditbank AG, 0.88%, 10/02/28(a)	EUR	100	112,690
Deutsche Pfandbriefbank AG
0.05%, 08/09/21	EUR	100	113,811
0.05%, 09/05/22(a)	EUR	200	226,295
0.50%, 01/19/23(a)	EUR	100	115,070
0.63%, 08/30/27	EUR	100	111,395
Deutsche Post AG
0.38%, 04/01/21 (Call 01/01/21)(a)	EUR	25	28,560
2.88%, 12/11/24(a)	EUR	75	95,991
Deutsche Telekom International Finance BV
0.38%, 10/30/21(a)	EUR	150	170,998
0.63%, 04/03/23(a)	EUR	100	113,664
0.63%, 12/13/24(a)	EUR	200	222,526
1.50%, 04/03/28(a)	EUR	75	84,376
2.00%, 10/30/19(a)	EUR	50	57,889
2.00%, 12/01/29(a)	EUR	300	344,816
2.25%, 04/13/29(a)	GBP	100	120,832
DVB Bank SE, 0.88%, 04/09/21(a)	EUR	100	113,864
DZ HYP AG
0.05%, 12/06/24	EUR	100	110,940
0.13%, 03/01/24(a)	EUR	400	449,676
0.50%, 07/29/22(a)	EUR	100	115,353
0.75%, 02/02/26(a)	EUR	100	114,939
0.75%, 06/30/27(a)	EUR	200	226,762
E.ON International Finance BV
5.53%, 02/21/23	EUR	100	138,348
5.88%, 10/30/37(a)	GBP	50	84,761
6.38%, 06/07/32	GBP	50	85,937
E.ON SE, 1.63%, 05/22/29 (Call 02/22/29)(a)	EUR	250	282,656
EnBW International Finance BV
1.88%, 10/31/33 (Call 07/31/33)(a)	EUR	100	111,549
6.13%, 07/07/39	EUR	30	55,448
Erste Abwicklungsanstalt
0.00%, 12/07/18(a)(e)	EUR	100	113,350
0.00%, 02/25/21(a)(e)	EUR	100	113,977
Eurogrid GmbH, 3.88%, 10/22/20(a)	EUR	150	182,803
Evonik Finance BV, 0.00%, 03/08/21
(Call 12/08/20)(a)(e)	EUR	100	112,984
FMS Wertmanagement
0.13%, 04/16/20(a)	EUR	100	114,174
1.00%, 09/07/22(a)	GBP	300	379,733
1.88%, 05/09/19(a)	EUR	100	114,665
FMS Wertmanagement AoeR
0.00%, 10/20/20(a)(e)	EUR	200	228,160
0.05%, 07/06/21(a)	EUR	300	342,495
1.25%, 03/08/19(a)	GBP	100	127,927
Fresenius Finance Ireland PLC, 0.88%, 01/31/22 (Call 10/31/21)(a)	EUR	100	114,760
Hannover Rueck SE, 1.13%, 04/18/28 (Call 01/18/28)(a)	EUR	400	446,104
HeidelbergCement AG, 1.50%, 02/07/25 (Call 11/07/24)(a)	EUR	345	387,349
HSH Nordbank AG, 0.38%, 04/27/23(a)	EUR	75	84,837
ING-DiBa AG, 1.25%, 10/09/33(a)	EUR	100	112,056
innogy Finance BV
0.75%, 11/30/22 (Call 08/30/22)(a)	EUR	500	572,411
6.13%, 07/06/39(a)	GBP	50	87,904

Security		Par (000)	Value

Germany (continued)
6.25%, 06/03/30(a)	GBP	50	$83,270
6.50%, 08/10/21(a)	EUR	100	133,281
KfW
0.00%, 04/28/22(e)	EUR	300	341,733
0.00%, 09/15/23(e)	EUR	200	225,597
0.05%, 05/30/24	EUR	50	56,261
0.13%, 06/01/20	EUR	710	811,947
0.13%, 01/15/24	EUR	400	452,803
0.25%, 06/30/25	EUR	1,000	1,127,124
0.38%, 03/15/23	EUR	300	345,483
0.38%, 03/09/26	EUR	370	416,654
0.63%, 07/04/22	EUR	200	232,803
0.63%, 02/22/27	EUR	120	136,268
0.63%, 01/07/28	EUR	300	337,937
0.88%, 03/15/22(a)	GBP	500	632,754
1.00%, 12/15/22(a)	GBP	300	379,265
1.13%, 01/15/20	EUR	240	277,275
1.13%, 09/15/32(a)	EUR	120	137,141
1.13%, 05/09/33(a)	EUR	500	568,474
1.13%, 06/15/37(a)	EUR	100	110,884
1.25%, 10/17/19	EUR	50	57,612
1.25%, 07/04/36(a)	EUR	110	125,109
1.38%, 02/01/21(a)	GBP	120	154,507
1.75%, 10/29/19	CAD	50	37,888
2.13%, 08/15/23	EUR	50	62,212
2.75%, 04/16/20(a)	AUD	600	428,324
3.38%, 01/18/21	EUR	50	61,372
3.88%, 01/21/19	EUR	50	57,205
5.00%, 03/19/24	AUD	70	55,272
6.00%, 08/20/20	AUD	50	37,759
6.00%, 12/07/28	GBP	50	89,560
Landesbank Baden-Wuerttemberg
0.05%, 11/11/21(a)	EUR	100	113,851
0.13%, 02/21/22(a)	EUR	200	228,017
0.20%, 12/13/21(a)	EUR	300	339,643
0.38%, 01/29/19(a)	EUR	300	340,380
0.50%, 06/07/22(a)	EUR	200	227,505
Landesbank Hessen-Thueringen Girozentrale
0.00%, 11/23/20(a)(e)	EUR	200	227,849
0.88%, 03/20/28(a)	EUR	300	341,910
1.00%, 02/25/19(a)	EUR	100	113,794
Landeskreditbank
Baden-Wuerttemberg Foerderbank
0.38%, 04/13/26(a)	EUR	130	145,841
0.88%, 03/07/22(a)	GBP	100	126,297
Landwirtschaftliche Rentenbank
0.25%, 07/15/24(a)	EUR	200	226,508
0.25%, 08/29/25(a)	EUR	200	224,029
0.38%, 01/22/24(a)	EUR	100	114,445
0.63%, 05/18/27(a)	EUR	200	226,032
1.25%, 05/20/22(a)	EUR	50	59,418
1.50%, 12/23/19(a)	GBP	50	64,291
2.60%, 03/23/27(a)	AUD	100	68,599
2.70%, 01/20/20	AUD	50	35,642
2.70%, 09/05/22(a)	AUD	70	49,875
Linde AG, Series 10, 2.00%, 04/18/23(a)	EUR	50	61,105
Linde Finance BV, 0.25%, 01/18/22	EUR	394	449,390
Merck KGaA
2.63%, 12/12/74 (Call 06/12/21)(a)(b)(c)	EUR	25	29,129
3.38%, 12/12/74 (Call 12/12/24)(a)(b)(c)	EUR	200	240,206

S C H E D U L E O F I N V E S T M E N T S	59

Schedule of Investments (continued)	iShares® Core International Aggregate Bond ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security		Par (000)	Value

Germany (continued)
Muenchener Hypothekenbank eG
0.63%, 10/23/26(a)	EUR	200	$226,123
2.50%, 07/04/28(a)	EUR	100	130,337
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, 6.63%, 05/26/42 (Call 05/26/22)(a)(b)(c)	GBP	100	144,650
Norddeutsche Landesbank Girozentrale
0.03%, 01/31/19(a)	EUR	50	56,701
0.25%, 10/28/26	EUR	150	164,379
NRW Bank
0.13%, 07/07/23	EUR	300	340,030
0.25%, 05/16/24(a)	EUR	150	169,825
0.38%,11/17/26(a)	EUR	100	111,208
0.50%, 05/26/25(a)	EUR	300	341,274
0.50%, 05/11/26(a)	EUR	50	56,465
O2 Telefonica Deutschland Finanzierungs GmbH, 1.75%, 07/05/25 (Call 04/05/25)(a)	EUR	100	114,171
SAP SE, 2.13%, 11/13/19(a)	EUR	100	115,995
Siemens Financieringsmaatschappij NV
1.75%, 03/12/21(a)	EUR	150	177,400
2.88%, 03/10/28(a)	EUR	100	131,779
Talanx Finanz Luxembourg SA, 8.37%, 06/15/42 (Call 06/15/22)(a)(b)(c)	EUR	200	277,565
UniCredit Bank AG
0.13%, 03/01/22(a)	EUR	150	170,894
0.13%, 10/26/23(a)	EUR	300	338,110
Volkswagen Financial Services NV, 1.75%, 04/17/20(a)	GBP	25	31,917
Volkswagen International Finance NV 2.00%, 03/26/21(a)	EUR	100	117,402
2.50%, (Call 03/20/22)(a)(b)(c)(d)	EUR	25	27,831
2.70%, (Call 12/14/22)(a)(b)(c)(d)	EUR	200	222,642
3.38%, (Call 06/27/24)(a)(b)(c)(d)	EUR	200	220,988
3.88%, (Call 06/14/27)(a)(b)(c)(d)	EUR	100	107,430
4.63%, (Call 03/24/26)(a)(b)(c)(d)	EUR	50	57,546
Series 10Y, 1.88%, 03/30/27(a)	EUR	200	219,182
Series 4Y, 0.50%, 03/30/21(a)	EUR	200	226,712
Volkswagen Leasing GmbH, 1.13%, 04/04/24(a)	EUR	384	423,078
Vonovia Finance BV
0.75%, 01/25/22(a)	EUR	200	228,280
1.50%, 06/10/26(a)	EUR	100	111,063
1.63%, 12/15/20(a)	EUR	400	468,076
VW Credit Canada Inc., 3.25%, 03/29/23	CAD	250	187,567

			34,444,050

Hong Kong — 0.1%
CK Hutchison Finance 16 II Ltd., 0.88%, 10/03/24(a)	EUR	300	333,113
Hutchison Whampoa Finance 14 Ltd., 1.38%, 10/31/21(a)	EUR	234	272,608

			605,721

India — 0.0%
Bharti Airtel International Netherlands BV, 3.38%, 05/20/21(a)	EUR	100	117,835

Ireland — 0.1%
AIB Mortgage Bank, 0.88%, 02/04/23(a)	EUR	100	116,691
Bank of Ireland, 3.25%, 01/15/19(a)	EUR	100	114,100
Bank of Ireland Group PLC, 1.38%, 08/29/23(a)	EUR	150	168,861
CRH Finance Germany GmbH, 1.75%, 07/16/21 (Call 04/16/21)(a)	EUR	100	117,391

Security		Par (000)	Value

Ireland (continued)
ESB Finance DAC, 3.49%, 01/12/24(a)	EUR	100	$128,858

			645,901

Italy — 0.9%
A2A SpA, 1.63%, 10/19/27 (Call 07/19/27)(a)	EUR	100	108,219
ACEA SpA, 1.50%, 06/08/27 (Call 03/08/27)(a)	EUR	100	103,917
Aeroporti di Roma SpA, 1.63%, 06/08/27 (Call 03/08/27)(a)	EUR	150	160,012
Assicurazioni Generali SpA
4.13%, 05/04/26(a)	EUR	100	116,294
5.50%, 10/27/47 (Call 10/27/27)(a)(b)(c)	EUR	100	117,762
7.75%, 12/12/42 (Call 12/12/22)(a)(b)(c)	EUR	100	131,241
Autostrade per l’Italia SpA
1.13%, 11/04/21(a)	EUR	100	109,310
1.88%, 11/04/25(a)	EUR	100	101,550
1.88%, 09/26/29 (Call 06/26/29)(a)	EUR	100	94,928
Banca Monte dei Paschi di Siena SpA
2.88%, 04/16/21(a)	EUR	100	119,138
Series 16, 2.88%, 07/16/24(a)	EUR	200	242,063
Banco BPM SpA, 0.75%, 03/31/22(a)	EUR	150	168,882
Credit Agricole Cariparma SpA
0.25%, 09/30/24(a)	EUR	100	107,934
1.13%, 03/21/25(a)	EUR	300	338,147
Enel Finance International NV
1.38%, 06/01/26(a)	EUR	150	162,858
5.00%, 09/14/22(a)	EUR	300	395,780
5.63%, 08/14/24(a)	GBP	200	293,269
5.75%, 09/14/40(a)	GBP	50	78,941
Enel SpA, 6.63%, 09/15/76 (Call 09/15/21)(a)(b)(c)	GBP	100	136,876
Eni SpA
0.75%, 05/17/22(a)	EUR	250	286,225
1.13%, 09/19/28(a)	EUR	150	157,909
1.75%, 01/18/24(a)	EUR	200	235,547
2.63%, 11/22/21(a)	EUR	100	121,504
FCA Bank SpA/Ireland
0.25%, 10/12/20(a)	EUR	200	224,138
1.25%, 09/23/20(a)	EUR	100	114,452
Ferrovie dello Stato Italiane SpA, 1.50%, 06/27/25(a)	EUR	400	415,575
Hera SpA, 0.88%, 10/14/26(a)	EUR	100	103,633
Intesa Sanpaolo SpA
0.63%, 01/20/22(a)	EUR	100	113,954
0.63%, 03/23/23(a)	EUR	300	338,929
1.13%, 01/14/20(a)	EUR	300	340,302
1.38%, 01/18/24(a)	EUR	200	213,478
1.38%, 12/18/25(a)	EUR	100	114,448
2.13%, 08/30/23(a)	EUR	150	167,279
4.38%, 10/15/19(a)	EUR	100	117,170
Iren SpA, 1.95%, 09/19/25 (Call 06/19/25)(a)	EUR	100	109,611
Italgas SpA, 0.50%, 01/19/22(a)	EUR	200	222,760
Mediobanca SpA, Series 4, 1.38%, 11/10/25(a)	EUR	100	112,678
Snam SpA, 0.88%, 10/25/26(a)	EUR	261	267,185
Terna Rete Elettrica Nazionale SpA
0.88%, 02/02/22(a)	EUR	100	113,321
1.38%, 07/26/27(a)	EUR	200	211,067
UniCredit SpA
0.38%, 10/31/26(a)	EUR	200	208,490
3.25%, 01/14/21(a)	EUR	150	176,266
5.00%, 10/31/21(a)	EUR	200	257,542

60	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® Core International Aggregate Bond ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security		Par (000)	Value

Italy (continued)
Unione di Banche Italiane SpA
1.00%, 01/27/23(a)	EUR	150	$170,855
1.13%, 10/04/27(a)	EUR	200	217,768

			8,219,207

Japan — 0.2%
American Honda Finance Corp.
0.55%, 03/17/23	EUR	300	339,266
1.38%, 11/10/22	EUR	100	117,437
Asahi Group Holdings Ltd., 1.15%, 09/19/25 (Call 06/19/25)(a)	EUR	200	224,772
East Japan Railway Co., 4.50%, 01/25/36(a)	GBP	50	80,747
Honda Canada Finance Inc.
3.18%, 08/28/23	CAD	200	150,322
Series 16-4, 1.82%, 12/07/21	CAD	50	36,489
Mitsubishi UFJ Financial Group Inc., 0.87%, 09/07/24(a)	EUR	200	223,861
Mizuho Financial Group Inc., 1.02%, 10/11/23(a)	EUR	150	170,913
MUFG Bank Ltd., 0.88%, 03/11/22(a)	EUR	100	114,804
Nomura Europe Finance NV, 1.50%, 05/12/21(a)	EUR	100	117,269
Sumitomo Mitsui Financial Group Inc.
0.93%, 10/11/24(a)	EUR	200	224,720
1.55%, 06/15/26(a)	EUR	100	115,051
Toyota Motor Credit Corp., 0.75%, 07/21/22(a)	EUR	150	172,891

			2,088,542

Liechtenstein — 0.0%
LGT Bank AG, 1.88%, 02/08/23(a)	CHF	100	106,776

Luxembourg — 0.1%
JAB Holdings BV, 1.25%, 05/22/24(a)	EUR	200	228,407
NORD/LB Luxembourg SA Covered Bond Bank, 0.25%, 03/10/20(a)	EUR	300	341,676

			570,083

Mexico — 0.1%
America Movil SAB de CV
3.00%, 07/12/21	EUR	100	121,672
4.75%, 06/28/22	EUR	50	65,452
5.00%, 10/27/26	GBP	100	150,184
5.75%, 06/28/30	GBP	50	80,919
Petroleos Mexicanos
2.50%, 08/21/21(a)	EUR	150	171,234
2.75%, 04/21/27(a)	EUR	100	99,117
3.63%, 11/24/25(a)	EUR	200	218,373
3.75%, 02/21/24(a)	EUR	100	114,509
3.75%, 11/16/25(a)	GBP	100	119,399

			1,140,859
Netherlands — 1.6%
ABN AMRO Bank NV
0.63%, 05/31/22(a)	EUR	200	230,011
0.88%, 01/14/26(a)	EUR	100	115,674
1.13%, 01/12/32(a)	EUR	200	222,866
1.38%, 01/12/37(a)	EUR	100	111,639
1.88%, 07/31/19(a)	EUR	100	115,197
2.50%, 09/05/23(a)	EUR	200	251,415
2.88%, 06/30/25 (Call 06/30/20)(a)(b)(c)	EUR	100	117,572
3.38%, 08/15/31(a)	CHF	200	264,985
4.13%, 03/28/22(a)	EUR	300	384,705
Achmea Bank NV, 0.38%, 11/22/24(a)	EUR	300	336,774
Achmea BV, 4.25%, (Call 02/04/25)(a)(b)(c)(d)	EUR	100	112,997
Aegon Bank NV, 0.25%, 05/25/23(a)	EUR	100	113,064

Security		Par (000)	Value

Netherlands (continued)
Aegon NV, 6.13%, 12/15/31	GBP	50	$86,249
Akzo Nobel NV, 1.13%, 04/08/26 (Call 01/08/26)(a)	EUR	200	222,501
ASML Holding NV, 1.38%, 07/07/26 (Call 04/07/26)(a)	EUR	200	229,522
BNG Bank NV
0.20%, 11/09/24(a)	EUR	150	168,389
0.25%, 06/07/24(a)	EUR	200	226,404
0.38%, 01/14/22(a)	EUR	50	57,554
0.63%, 06/19/27(a)	EUR	250	281,112
0.75%, 01/11/28(a)	EUR	250	282,019
1.00%, 03/15/22(a)	GBP	200	253,457
1.00%, 01/12/26(a)	EUR	200	233,784
1.38%, 10/21/30(a)	EUR	50	58,612
1.50%, 07/15/39(a)	EUR	100	112,819
1.88%, 06/06/19(a)	EUR	50	57,433
2.25%, 07/17/23(a)	EUR	80	99,749
3.25%, 07/15/25(a)	AUD	200	143,983
Cooperatieve Rabobank UA
0.25%, 05/31/24(a)	EUR	200	225,107
0.50%, 12/06/22(a)	EUR	400	456,868
0.75%, 08/29/23(a)	EUR	200	225,790
1.13%, 04/08/21(a)	CHF	100	102,793
1.25%, 03/23/26(a)	EUR	100	115,721
1.38%, 02/03/27(a)	EUR	50	58,327
1.50%, 04/26/38(a)	EUR	100	112,885
2.25%, 03/23/22(a)	GBP	100	130,309
3.88%, 07/25/23(a)	EUR	100	127,592
4.13%, 01/14/20	EUR	150	178,841
4.38%, 06/07/21(a)	EUR	150	189,083
5.38%, 08/03/60(a)	GBP	50	94,321
Series 2541, 4.00%, 09/19/22	GBP	50	69,538
de Volksbank NV, 0.13%, 09/28/20(a)	EUR	200	226,936
Heineken NV
1.00%, 05/04/26 (Call 02/04/26)(a)	EUR	250	278,761
2.13%, 08/04/20(a)	EUR	100	117,706
ING Bank NV
0.70%, 04/16/20(a)	EUR	100	114,663
0.75%, 02/22/21(a)	EUR	100	115,223
3.38%, 01/10/22(a)	EUR	100	125,594
4.00%, 01/17/20(a)	EUR	200	238,466
ING Groep NV
1.13%, 02/14/25(a)	EUR	300	332,270
1.63%, 09/26/29 (Call 09/26/24)(a)(b)(c)	EUR	200	218,994
Koninklijke KPN NV
3.75%, 09/21/20(a)	EUR	150	182,171
5.63%, 09/30/24(a)	EUR	50	71,004
5.75%, 09/17/29(a)	GBP	100	156,178
Nationale-Nederlanden Bank NV Netherlands (The), 1.00%, 09/25/28(a)	EUR	500	560,774
Nederlandse Financierings-Maatschappij voor Ontwikkelingslanden NV, 0.13%, 06/01/23(a)	EUR	100	113,527
Nederlandse Gasunie NV, 0.00%,11/18/19 (Call 10/18/19)(a)(e)	EUR	100	113,573
Nederlandse Waterschapsbank NV
0.50%, 01/19/23(a)	EUR	100	115,452
0.50%, 04/29/30(a)	EUR	100	106,441
1.00%, 03/01/28(a)	EUR	300	345,755
1.25%, 06/07/32(a)	EUR	100	113,819
1.63%, 01/29/48(a)	EUR	100	114,595

S C H E D U L E O F I N V E S T M E N T S	61

Schedule of Investments (continued)	iShares® Core International Aggregate Bond ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security		Par (000)	Value

Netherlands (continued)
NN Group NV
1.00%, 03/18/22(a)	EUR	100	$115,437
4.63%, 04/08/44 (Call 04/08/24)(a)(b)(c)	EUR	100	121,803
4.63%, 01/13/48 (Call 01/13/28)(a)(b)(c)	EUR	100	118,686
Royal Schiphol Group NV, 1.50%, 11/05/30 (Call 08/05/30)(a)	EUR	100	112,758
Shell International Finance BV
0.75%, 08/15/28(a)	EUR	150	162,325
0.88%, 08/21/28(a)	CHF	75	76,224
1.25%, 03/15/22(a)	EUR	250	294,454
1.88%, 09/15/25(a)	EUR	100	121,723
Stedin Holding NV, 1.38%, 09/19/28 (Call 06/19/28)(a)	EUR	100	112,218
TenneT Holding BV
0.75%, 06/26/25 (Call 03/26/25)(a)	EUR	100	112,429
1.00%, 06/13/26 (Call 03/13/26)(a)	EUR	400	450,772
Unibail-Rodamco SE
1.88%, 01/15/31 (Call 10/15/30)(a)	EUR	200	227,317
2.13%, (Call 10/25/23)(a)(b)(c)(d)	EUR	300	329,731
Unilever NV
0.50%, 08/12/23(a)	EUR	250	283,922
1.00%, 02/14/27(a)	EUR	100	111,909
1.63%, 02/12/33(a)	EUR	100	112,733

			13,604,004

New Zealand — 0.1%
ANZ New Zealand Int’l Ltd./London, 0.13%, 09/22/23(a)	EUR	100	111,570
ASB Finance Ltd./London, 0.63%, 10/18/24(a)	EUR	200	226,574
BNZ International Funding Ltd./London, 0.13%, 06/17/21(a)	EUR	150	170,272
Westpac Securities NZ Ltd./London
0.13%, 06/16/21(a)	EUR	100	113,598
0.38%, 02/05/24(a)	CHF	150	149,262

			771,276

Norway — 0.3%
DNB Bank ASA
1.13%, 03/01/23(a)	EUR	200	233,159
4.38%, 02/24/21(a)	EUR	100	124,646
DNB Boligkreditt AS
0.05%, 01/11/22(a)	EUR	300	339,514
0.25%, 09/07/26(a)	EUR	200	217,634
0.38%, 01/14/21(a)	EUR	100	114,542
0.38%, 11/20/24(a)	EUR	100	112,165
1.88%, 06/18/19(a)	EUR	100	114,867
Eika Boligkreditt AS
0.50%, 08/28/25(a)	EUR	100	111,974
1.50%, 03/12/21(a)	EUR	100	117,539
Equinor ASA
1.25%, 02/17/27 (Call 11/17/26)(a)	EUR	100	115,374
2.88%, 09/10/25(a)	EUR	100	129,211
5.63%, 03/11/21(a)	EUR	280	359,626
SpareBank 1 Boligkreditt AS
0.05%, 01/25/22(a)	EUR	200	226,315
0.50%, 01/30/25(a)	EUR	200	225,756
1.50%, 01/20/20(a)	EUR	100	115,718
SpareBank 1 SR-Bank ASA, 0.38%, 02/10/22(a)	EUR	100	113,228
SR-Boligkreditt AS, 0.75%, 10/17/25(f)	EUR	100	113,597
Telenor ASA, 2.63%, 12/06/24(a)	EUR	100	125,367

			3,010,232

Security		Par (000)	Value

Poland — 0.0%
Powszechna Kasa Oszczednosci Bank Polski SA, 0.75%, 07/25/21(a)	EUR	150	$170,595

Portugal — 0.1%
Caixa Geral de Depositos SA, 1.00%, 01/27/22(a)	EUR	100	115,731
EDP Finance BV
1.13%, 02/12/24(a)	EUR	300	334,877
4.13%, 06/29/20(a)	EUR	50	60,445

			511,053

Qatar — 0.0%
CBQ Finance Ltd., 0.70%, 03/22/21(a)	CHF	300	297,629

Russia — 0.0%
Gazprom OAO Via Gaz Capital SA, 4.36%, 03/21/25(a)	EUR	100	125,314

Singapore — 0.0%
DBS Bank Ltd., 0.38%, 11/21/24(a)	EUR	200	223,229

Spain — 1.2%
Abertis Infraestructuras SA, 1.00%, 02/27/27(a)	EUR	100	102,773
AyT Cedulas Cajas Global, Series 10, 4.25%, 10/25/23	EUR	100	134,204
AyT Cedulas Cajas VIII FTA, Series VIII, 4.25%, 11/18/19	EUR	300	355,707
AyT Cedulas Cajas X Fondo de Titulizacion de Activos, Series X, 3.75%, 06/30/25	EUR	100	135,607
Banco Bilbao Vizcaya Argentaria SA
0.63%, 05/17/21(a)	EUR	200	230,562
0.63%, 01/17/22(a)	EUR	400	455,848
0.63%, 03/18/23	EUR	200	229,878
Banco de Sabadell SA
0.13%, 10/20/23(a)	EUR	100	111,437
0.63%, 11/03/20(a)	EUR	200	229,658
Banco Popular Espanol SA
0.75%, 09/29/20(a)	EUR	200	230,295
2.13%, 10/08/19(a)	EUR	100	115,739
Banco Santander SA
0.75%, 09/09/22(a)	EUR	100	115,799
0.75%, 06/12/23(a)	CHF	200	198,014
1.13%, 11/27/24(a)	EUR	100	117,458
1.13%, 10/25/28(a)	EUR	200	225,658
1.38%, 02/09/22(a)	EUR	200	229,869
2.00%, 11/27/34(a)	EUR	100	121,389
2.50%, 03/18/25(a)	EUR	300	339,656
Bankia SA
1.00%, 03/14/23(a)	EUR	200	232,688
1.00%, 09/25/25(a)	EUR	100	114,080
4.00%, 02/03/25	EUR	100	135,334
4.13%, 03/24/36	EUR	100	148,582
Bankinter SA, 0.88%, 08/03/22(a)	EUR	100	116,036
CaixaBank SA
0.63%, 11/12/20(a)	EUR	200	229,930
0.75%, 04/18/23(a)	EUR	100	110,656
1.00%, 01/17/28(a)	EUR	400	448,266
1.13%, 01/12/23(a)	EUR	200	221,638
1.25%, 01/11/27(a)	EUR	100	115,411
Series 29, 3.63%, 01/18/21	EUR	100	122,564
Cedulas TDA 6 Fond de Titulizacion de Activos, 3.88%, 05/23/25	EUR	100	136,486
Criteria Caixa SAU, 1.50%, 05/10/23(a)	EUR	100	112,063

62	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® Core International Aggregate Bond ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security		Par (000)	Value

Spain (continued)
Deutsche Bank SA Espanola
0.63%,12/15/21(a)	EUR	100	$115,063
1.13%, 01/20/23(a)	EUR	100	116,738
Enagas Financiaciones SAU, 1.00%, 03/25/23(a)	EUR	100	116,096
FCC Aqualia SA, 2.63%, 06/08/27 (Call 03/08/27)(a)	EUR	150	169,646
Iberdrola Finanzas SA
1.00%, 03/07/24 (Call 12/07/23)(a)	EUR	100	114,882
1.62%, 11/29/29(a)	EUR	200	223,648
4.13%, 03/23/20	EUR	50	60,014
Iberdrola International BV, 1.13%, 01/27/23(a)	EUR	100	116,224
Inmobiliaria Colonial Socimi SA, 2.00%, 04/17/26 (Call 01/17/26)(a)	EUR	300	332,749
Mapfre SA, 4.38%, 03/31/47 (Call 03/31/27)(a)(b)(c)	EUR	100	117,073
Merlin Properties SOCIMI SA, 1.88%, 11/02/26 (Call 08/02/26)(a)	EUR	100	109,411
Naturgy Finance BV, 1.25%, 04/19/26 (Call 01/19/26)(a)	EUR	300	333,643
Programa Cedulas TDA Fondo de Titulizacion de Activos
Series A4, 4.13%, 04/10/21	EUR	100	124,611
Series A6, 4.25%, 04/10/31	EUR	100	148,070
Red Electrica Financiaciones SAU, 1.00%, 04/21/26(a)	EUR	400	450,550
Repsol International Finance BV, 4.88%, 02/19/19(a)	EUR	100	115,023
Santander Consumer Finance SA, 1.00%, 05/26/21(a)	EUR	300	346,010
Telefonica Emisiones SAU
1.46%, 04/13/26(a)	EUR	100	111,393
1.48%, 09/14/21(a)	EUR	100	117,307
1.53%, 01/17/25(a)	EUR	100	114,414
1.72%, 01/12/28(a)	EUR	200	219,195
2.32%, 10/17/28(a)	EUR	100	114,214
4.69%, 11/11/19(a)	EUR	100	118,823
5.29%, 12/09/22(a)	GBP	150	215,829

			10,043,911

Sweden — 1.2%
Atlas Copco AB, 0.63%,08/30/26 (Call 05/30/26)(a)	EUR	100	109,058
Danske Hypotek AB, Series 2112, 1.00%, 12/15/21(a)	SEK	2,000	223,189
Essity AB, 0.63%, 03/28/22 (Call 12/28/21)(a)	EUR	100	114,174
Lansforsakringar Hypotek AB
0.25%, 04/12/23(a)	EUR	100	113,070
Series 516, 1.25%, 09/20/23(a)	SEK	2,500	278,767
Nordea Bank AB
0.88%, 06/26/23(a)	EUR	250	280,710
4.00%, 07/11/19(a)	EUR	100	116,613
4.00%, 03/29/21(a)	EUR	150	184,594
Nordea Hypotek AB, Series 5531, 1.00%, 04/08/22(a)	SEK	7,500	836,335
Securitas AB, 1.25%, 03/15/22(a)	EUR	200	232,599
Skandinaviska Enskilda Banken AB
0.15%, 02/11/21(a)	EUR	100	114,026
0.25%, 06/20/24(a)	EUR	250	280,399
0.30%, 02/17/22(a)	EUR	150	170,340
1.25%, 08/05/22(a)	GBP	200	251,497
1.88%, 11/14/19(a)	EUR	100	115,734
3.00%, 06/19/19(a)	SEK	2,000	223,535
Stadshypotek AB
0.38%, 02/22/23(a)	EUR	200	227,854
0.38%, 02/21/24(a)	EUR	150	169,757

Security		Par (000)	Value

Sweden (continued)
0.38%, 12/06/24(a)	EUR	200	$224,550
1.50%, 12/15/21(a)	SEK	2,000	226,776
1.63%, 10/30/20(a)	EUR	100	117,415
Series 1581, 3.00%, 12/19/18(a)	SEK	1,000	109,920
Series 1587, 1.50%, 06/01/23(a)	SEK	5,000	565,232
Svenska Handelsbanken AB
0.50%, 03/21/23(a)	EUR	500	567,125
2.25%, 08/27/20(a)	EUR	300	354,783
Sveriges Sakerstallda Obligationer AB
0.38%, 10/05/20(a)	EUR	100	114,525
0.50%, 01/29/25(a)	EUR	500	564,502
0.88%, 03/29/27(a)	EUR	100	113,757
1.00%, 03/17/21(a)	SEK	4,000	446,907
Swedbank AB, 1.25%, 12/29/21(a)	GBP	200	251,755
Swedbank Hypotek AB
0.13%, 07/18/22(a)	EUR	150	169,930
0.38%, 03/11/22(a)	EUR	100	114,448
1.13%, 12/07/21(a)	GBP	400	507,660
Series 180, 5.70%, 05/12/20(a)	SEK	1,000	119,201
Series 189, 1.00%, 12/16/20(a)	SEK	2,000	223,333
Series 191, 1.00%, 06/15/22(a)	SEK	9,000	1,002,745
Telia Co. AB
3.00%, 04/04/78 (Call 04/04/23)(a)(b)(c)	EUR	100	113,422
4.00%, 03/22/22(a)	EUR	100	127,270
TeliaSonera AB, 4.75%, 11/16/21	EUR	50	64,298
Vattenfall AB, 6.25%, 03/17/21(a)	EUR	490	636,675

			10,778,480

Switzerland — 0.6%
ABB Finance BV, 0.75%, 05/16/24 (Call 02/16/24)(a)	EUR	200	228,466
Argentum Netherlands BV for Zurich Insurance Co. Ltd., 3.50%, 10/01/46 (Call 10/01/26)(a)(b)(c)	EUR	100	118,931
Credit Suisse AG/Guernsey, 1.75%, 01/15/21(a)	EUR	200	235,862
Credit Suisse AG/London
1.38%, 11/29/19(a)	EUR	200	230,403
4.75% , 08/05/19(a)	EUR	50	58,787
Credit Suisse Group AG, 2.13%, 09/12/25 (Call 09/12/24)(a)(b)(c)	GBP	100	122,250
Credit Suisse Group Funding Guernsey Ltd.
1.00%, 04/14/23(a)	CHF	100	101,508
1.25%, 04/14/22(a)	EUR	500	574,977
ELM BV for Swiss Life Insurance & Pension Group, 4.50%, (Call 05/19/27)(a)(b)(c)(d)	EUR	100	118,769
Glencore Canada Financial Corp., 7.38%, 05/27/20(a)	GBP	50	69,215
Glencore Finance Europe Ltd., 2.63%,12/03/18(a)	CHF	150	149,483
Glencore Finance Europe SA, 3.75%, 04/01/26 (Call 01/01/26)(a)	EUR	100	122,340
Holcim Finance Luxembourg SA, 1.38%, 05/26/23 (Call 02/26/23)(a)	EUR	100	114,609
LafargeHolcim Ltd., 3.00%, 11/22/22(a)	CHF	100	108,968
Nestle Finance International Ltd., 0.75%, 11/08/21(a)	EUR	100	115,871
Nestle Holdings Inc., 0.25%, 10/04/27(a)	CHF	900	875,019
Novartis Finance SA
0.63%, 09/20/28(a)	EUR	100	107,001
1.38%, 08/14/30 (Call 05/14/30)(a)	EUR	100	112,275
Richemont International Holding SA, 1.50%, 03/26/30 (Call 12/26/29)(a)	EUR	250	283,149
Roche Kapitalmarkt AG, Series 2024, 0.10%, 09/23/24 (Call 06/23/24)(a)	CHF	200	198,501
Swiss Re ReAssure Ltd., 1.38%, 05/27/23(a)	EUR	150	174,648

S C H E D U L E O F I N V E S T M E N T S	63

Schedule of Investments (continued)	iShares® Core International Aggregate Bond ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security		Par (000)	Value

Switzerland (continued)
UBS AG/London
0.13%, 11/05/21 (Call 10/05/21)(a)	EUR	200	$226,077
1.25%, 09/03/21(a)	EUR	200	233,707
1.38%, 04/16/21(a)	EUR	150	176,091
UBS Group Funding Switzerland AG, 1.50%, 11/30/24 (Call 11/30/23)(a)	EUR	200	229,411

			5,086,318

United Arab Emirates — 0.0%
IPIC GMTN Ltd., 6.88%,03/14/26(a)	GBP	100	166,202

United Kingdom — 2.8%
AA Bond Co. Ltd., 2.88%, 07/31/43 (Call 10/31/21)(a)	GBP	100	123,230
Affinity Sutton Capital Markets PLC, 4.25%, 10/08/42(a)	GBP	100	152,000
Affordable Housing Finance PLC, 3.80%, 05/20/42(a)	GBP	100	163,875
Anglian Water Services Financing PLC, 4.50%, 02/22/26(a)	GBP	100	138,618
Anglo American Capital PLC, 1.63%, 09/18/25(a)	EUR	200	217,616
Annington Funding PLC, 3.18%, 07/12/29 (Call 04/12/29)(a)	GBP	100	126,032
Aspire Defence Finance PLC, Series B, 4.67%, 03/31/40	GBP	138	212,116
AstraZeneca PLC, 0.25%, 05/12/21 (Call 02/12/21)(a)	EUR	200	227,047
Aviva PLC
3.88%, 07/03/44 (Call 07/03/24)(a)(b)(c)	EUR	100	117,416
5.90%, (Call 07/27/20)(a)(b)(c)(d)	GBP	25	32,521
6.88%, 05/20/58 (Call 05/20/38)(b)(c)	GBP	50	74,612
Bank of Scotland PLC
4.50%, 07/13/21(a)	EUR	200	253,688
4.88%, 12/20/24	GBP	125	188,278
Barclays Bank PLC
4.25%, 01/12/22(a)	GBP	100	139,265
10.00%, 05/21/21(a)	GBP	100	150,442
Barclays PLC
1.38%, 01/24/26 (Call 01/24/25)(a)(b)(c)	EUR	200	214,976
1.88%, 03/23/21(a)	EUR	100	116,894
3.13%, 01/17/24(a)	GBP	100	128,134
3.25%, 01/17/33	GBP	100	114,553
BAT International Finance PLC
0.88%, 10/13/23 (Call 07/13/23)(a)	EUR	100	112,089
2.25%, 01/16/30 (Call 10/16/29)(a)	EUR	200	218,137
6.00%, 11/24/34(a)	GBP	50	83,215
7.25%, 03/12/24	GBP	150	236,996
BG Energy Capital PLC
1.25%, 11/21/22 (Call 08/21/22)(a)	EUR	100	117,548
5.13%, 12/01/25(a)	GBP	150	231,749
BP Capital Markets PLC
1.12%, 01/25/24 (Call 10/25/23)(a)	EUR	200	231,661
1.95%, 03/03/25(a)	EUR	150	179,980
3.47%, 05/15/25(a)	CAD	500	376,688
4.15%, 06/01/20(a)	EUR	150	181,588
British Telecommunications PLC
1.13%, 03/10/23(a)	EUR	100	114,108
1.75%, 03/10/26(a)	EUR	100	113,441
3.13%, 11/21/31 (Call 08/21/31)(a)	GBP	200	248,921
Broadgate Financing PLC, Series C2, 5.10%, 04/05/35(a)	GBP	117	173,000

Security		Par (000)	Value

United Kingdom (continued)
Cadent Finance PLC
2.13%, 09/22/28(a)	GBP	100	$119,945
3.13%, 03/21/40(a)	GBP	100	122,994
Centrica PLC, 7.00%, 09/19/33(a)	GBP	150	274,681
Channel Link Enterprises Finance PLC, Series A5, 3.04%, 06/30/50 (Call 06/20/29)(a)(b)(c)	GBP	150	189,144
CNH Industrial Finance Europe SA, 1.38%, 05/23/22 (Call 02/23/22)(a)	EUR	200	229,234
Compass Group International BV, 0.63%, 07/03/24 (Call 04/03/24)(a)	EUR	100	112,244
Diageo Finance PLC, 2.38%, 05/20/26 (Call 02/20/26)(a)	EUR	100	122,640
DS Smith PLC, Series EMT7, 1.38%, 07/26/24 (Call 04/26/24)(a)	EUR	200	218,821
Eastern Power Networks PLC, 5.75%, 03/08/24(a)	GBP	50	75,034
Eversholt Funding PLC, 3.53%, 08/07/42(a)	GBP	100	121,901
FCE Bank PLC
1.88%, 06/24/21(a)	EUR	100	115,007
2.73%, 06/03/22(a)	GBP	100	126,693
G4S International Finance PLC, 1.50%, 06/02/24 (Call 03/02/24)(a)	EUR	100	112,886
Gatwick Funding Ltd.
3.13%, 09/28/39(a)	GBP	100	123,040
6.13%, 03/02/26(a)	GBP	100	157,429
GlaxoSmithKline Capital PLC
0.00%, 09/12/20 (Call 08/12/20)(a)(e)	EUR	200	226,893
1.00%, 09/12/26 (Call 06/12/26)(a)	EUR	100	112,205
5.25%, 12/19/33	GBP	100	168,561
6.38%, 03/09/39	GBP	100	194,766
Great Rolling Stock Co. Ltd. (The), 6.88%, 07/27/35(a)	GBP	78	124,507
Hammerson PLC, 7.25%, 04/21/28	GBP	25	41,456
HBOS PLC, 4.50%, 03/18/30 (Call 03/18/25)(b)(c)	EUR	200	249,865
Heathrow Funding Ltd.
1.50%, 02/11/30(a)	EUR	150	164,823
5.23%, 02/15/23(a)	GBP	50	72,756
6.45%, 12/10/31(a)	GBP	200	351,230
Series MPLE, 3.78%, 09/04/32 (Call 06/04/30)(a)	CAD	200	148,400
HSBC Bank PLC
5.38%, 08/22/33(a)	GBP	50	76,354
6.50%, 07/07/23(a)	GBP	50	75,360
HSBC Holdings PLC
0.88%, 09/06/24(a)	EUR	337	375,549
2.26%, 11/13/26 (Call 11/13/25)(a)(b)(c)	GBP	200	244,730
3.13%, 06/07/28	EUR	200	245,774
3.20%, 12/05/23	CAD	50	37,286
6.50%, 05/20/24(a)	GBP	50	76,707
6.75%, 09/11/28(a)	GBP	150	239,517
Imperial Brands Finance PLC
1.38%, 01/27/25 (Call 10/27/24)(a)	EUR	100	111,782
5.00%, 12/02/19(a)	EUR	100	119,497
8.13%, 03/15/24(a)	GBP	50	81,228
Informa PLC, 1.50%, 07/05/23 (Call 06/05/23)(a)	EUR	100	114,155
Land Securities Capital Markets PLC, 2.63%, 09/22/37(a)	GBP	100	123,978
Leeds Building Society, 4.88%, 11/16/20(a)	GBP	100	137,299
Legal & General Finance PLC, 5.88%, 04/05/33(a)	GBP	25	42,773
Legal & General Group PLC, 5.38%, 10/27/45 (Call 10/27/25), (5 year UK Government Bond + 4.580%)(a)(b)(c)	GBP	100	135,275

64	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® Core International Aggregate Bond ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security		Par (000)	Value

United Kingdom (continued)
Lloyds Bank PLC
0.38%, 01/18/21(a)	EUR	100	$114,322
0.50%, 07/22/20(a)	EUR	200	229,057
1.38%, 04/16/21(a)	EUR	200	234,097
6.50%, 03/24/20(a)	EUR	150	184,389
7.50%, 04/15/24(a)	GBP	100	161,216
7.63%, 04/22/25(a)	GBP	100	160,620
Lloyds Banking Group PLC
0.75%, 11/09/21(a)	EUR	100	114,441
4.00%, 03/07/25	AUD	250	176,819
London & Quadrant Housing Trust, 5.50%, 01/27/40(a)	GBP	50	86,185
Manchester Airport Group Funding PLC, 4.13%, 04/02/24(a)	GBP	100	141,333
Marks & Spencer PLC, 3.00%, 12/08/23(a)	GBP	100	129,325
Martlet Homes Ltd., 3.00%, 05/09/52(a)	GBP	100	118,971
Motability Operations Group PLC, 2.38%, 03/14/32(a)	GBP	100	124,178
National Westminster Bank PLC, 0.50%, 05/15/24(a)	EUR	150	169,529
Nationwide Building Society
0.13%, 01/25/21(a)	EUR	200	227,378
0.75%, 06/25/19(a)	EUR	100	114,060
1.13%, 06/03/22(a)	EUR	100	115,995
2.00%, 07/25/29 (Call 07/25/24)(a)(b)(c)	EUR	150	164,577
2.25%, 06/25/29(a)	EUR	150	187,862
3.25%, 01/20/28(a)	GBP	100	133,635
Natwest Markets PLC
0.63%, 03/02/22(a)	EUR	500	558,186
5.50%, 03/23/20(a)	EUR	50	60,889
Network Rail Infrastructure Finance PLC
4.63%, 07/21/20(a)	GBP	200	271,547
4.75%, 01/22/24(a)	GBP	50	74,811
4.75%, 11/29/35	GBP	50	89,482
NGG Finance PLC, 4.25%, 06/18/76 (Call 06/18/20)(a)(b)(c)	EUR	100	118,970
Northumbrian Water Finance PLC, 1.63%, 10/11/26(a)	GBP	100	118,965
Notting Hill Housing Trust, 3.75%, 12/20/32(a)	GBP	100	137,354
Orbit Capital PLC, 3.50%, 03/24/45(a)	GBP	100	130,302
Peabody Capital No. 2 PLC, 3.25%, 09/14/48(a)	GBP	100	125,481
Phoenix Group Holdings, 4.13%, 07/20/22(a)	GBP	250	322,347
Places for People Homes Ltd., 3.63%, 11/22/28(a)	GBP	100	129,164
Prudential PLC
5.63%, 10/20/51 (Call 10/20/31)(a)(b)(c)	GBP	100	129,837
6.13%, 12/19/31(a)	GBP	150	244,730
RELX Capital Inc., 1.30%, 05/12/25 (Call 02/12/25)	EUR	250	282,928
RL Finance Bonds No. 2 PLC, 6.13%, 11/30/43 (Call 11/30/23), (5 year UK Government Bond + 4.321%)(a)(b)(c)	GBP	100	139,627
Royal Bank of Scotland Group PLC, 2.50%, 03/22/23(a)	EUR	100	118,056
Sanctuary Capital PLC, 6.70%, 03/23/39	GBP	50	97,741
Santander UK Group Holdings PLC, 1.13%, 09/08/23(a)	EUR	100	111,596
Santander UK PLC
0.25%, 08/09/21(a)	EUR	100	113,833
1.13%, 03/10/25(a)	EUR	200	226,401
1.63%, 11/26/20(a)	EUR	200	234,498
5.25%, 02/16/29(a)	GBP	150	246,681
Scottish Widows Ltd., 5.50%, 06/16/23(a)	GBP	200	279,559

Security		Par (000)	Value

United Kingdom (continued)
Segro PLC, 2.38%, 10/11/29(a)	GBP	100	$122,779
Severn Trent Utilities Finance PLC, 3.63%, 01/16/26(a)	GBP	100	136,433
Sky PLC
1.50%, 09/15/21(a)	EUR	100	117,274
2.25%, 11/17/25(a)	EUR	200	241,557
Smiths Group PLC, 2.00%, 02/23/27 (Call 11/23/26)(a)	EUR	100	112,555
South Eastern Power Networks PLC, 5.63%, 09/30/30(a)	GBP	100	162,583
Southern Electric Power Co. Ltd., 5.50%, 06/07/32(a)	GBP	50	81,201
Southern Gas Networks PLC, Series A7, 4.88%, 03/21/29(a)	GBP	50	76,583
Southern Water Services Finance Ltd., 6.19%, 03/31/29(a)	GBP	25	42,455
SSE PLC, 3.88%, (Call 09/10/20)(a)(b)(c)(d)	GBP	100	128,445
Standard Chartered PLC
1.63%, 10/03/27 (Call 10/03/26)(a)(b)(c)	EUR	150	165,729
3.63%, 11/23/22(a)	EUR	100	122,301
4.00%, 10/21/25 (Call 10/21/20)(a)(b)(c)	EUR	100	119,573
Student Finance PLC, 2.67%, 09/30/24(a)	GBP	100	126,612
Thames Water Utilities Cayman Finance Ltd. 2.63%, 01/24/32(a)	GBP	100	120,410
2.88%, 05/03/27(a)	GBP	250	307,564
5.75%, 09/13/30 (Call 09/13/22)(b)(c)	GBP	50	70,612
THFC Funding No. 2 PLC, 6.35%, 07/08/41	GBP	50	92,626
United Utilities Water Ltd., 4.25%, 01/24/20(a)	EUR	150	179,246
University of Oxford, 2.54%, 12/08/17(a)	GBP	100	114,331
Vodafone Group PLC
0.38%, 12/03/24(a)	CHF	100	97,257
0.50%, 01/30/24(a)	EUR	100	110,498
1.13%, 11/20/25(a)	EUR	200	221,396
1.25%, 08/25/21(a)	EUR	100	116,570
1.88%, 11/20/29(a)	EUR	200	222,026
4.20%, 12/13/27(a)	AUD	400	280,821
4.20%, 10/03/78 (Call 10/03/18)(a)(b)(c)	EUR	100	110,506
5.63%, 12/04/25	GBP	50	76,800
5.90%, 11/26/32(a)	GBP	50	83,606
Wellcome Trust Ltd. (The)
1.13%, 01/21/27 (Call 10/21/26)(a)	EUR	100	114,355
4.00%, 05/09/59(a)	GBP	100	175,670
Western Power Distribution South West PLC, 2.38%, 05/16/29(a)	GBP	100	123,065
Western Power Distribution West Midlands PLC, 3.88%, 10/17/24 (Call 07/17/24)(a)	GBP	100	138,550
WPP Finance SA, 2.25%, 09/22/26(a)	EUR	100	115,156
Yorkshire Building Society, 1.25%, 03/17/22(a)	EUR	100	114,897
Yorkshire Water Finance PLC, 3.63%, 08/01/29	GBP	100	139,875

			24,157,744

United States — 2.6%
3M Co., 0.38%, 02/15/22 (Call 11/15/21)	EUR	100	114,208
AbbVie Inc., 0.38%, 11/18/19 (Call 10/18/19)	EUR	100	113,797
American International Group Inc., 1.88%, 06/21/27 (Call 03/21/27)	EUR	150	168,601
American Tower Corp., 1.95%, 05/22/26 (Call 02/22/26)	EUR	125	142,431
Amgen Inc.
0.41%, 03/08/23(a)	CHF	100	100,153
4.00%, 09/13/29(a)	GBP	100	142,040

S C H E D U L E O F I N V E S T M E N T S	65

Schedule of Investments (continued)	iShares® Core International Aggregate Bond ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Apple Inc.
0.38%, 11/25/24(a)	CHF	400	$400,974
0.75%, 02/25/30(a)	CHF	150	148,445
3.05%, 07/31/29	GBP	200	276,784
3.35%, 01/10/24(a)	AUD	150	108,121
Series MPLE, 2.51%, 08/19/24 (Call 06/19/24)	CAD	200	146,236
Archer-Daniels-Midland Co., 1.00%, 09/12/25 (Call 06/12/25)	EUR	150	169,194
AT&T Inc.
1.30%, 09/05/23 (Call 06/05/23)	EUR	100	114,752
1.45%, 06/01/22 (Call 03/01/22)	EUR	300	349,684
3.15%, 09/04/36 (Call 06/04/36)	EUR	100	110,256
3.55%, 12/17/32 (Call 09/17/32)	EUR	200	242,851
4.38%, 09/14/29	GBP	100	139,080
5.50%, 03/15/27(a)	GBP	150	224,812
7.00%, 04/30/40	GBP	50	90,548
Series MPLE, 2.85%, 05/25/24 (Call 03/25/24)	CAD	200	144,424
Series MPLE, 4.00%, 11/25/25 (Call 09/25/25)	CAD	150	112,465
Series MPLE, 4.85%, 05/25/47 (Call 11/25/46)	CAD	150	105,840
Bank of America Corp.
1.66%, 04/25/28 (Call 04/25/27)(a)(b)(c)	EUR	100	112,401
2.30%, 07/25/25(a)	GBP	200	252,476
2.38%, 06/19/24(a)	EUR	100	121,259
2.50%, 07/27/20(a)	EUR	150	177,463
6.13%, 09/15/21(a)	GBP	100	143,305
Series MPLE, 3.41%, 09/20/25 (Call 09/20/24)(b)(c)	CAD	200	149,341
Berkshire Hathaway Inc.
0.75%, 03/16/23 (Call 12/16/22)	EUR	200	228,731
1.13%, 03/16/27 (Call 12/16/26)	EUR	200	223,843
Booking Holdings Inc., 2.15%, 11/25/22 (Call 08/25/22)	EUR	100	120,098
Celanese U.S. Holdings LLC, 1.13%, 09/26/23 (Call 06/26/23)	EUR	150	168,090
Citigroup Inc.
0.75%, 10/26/23 (Call 07/26/23)(a)	EUR	100	111,900
1.38%, 10/27/21(a)	EUR	400	468,407
1.50%, 10/26/28 (Call 07/26/28)(a)	EUR	150	164,306
5.15%, 05/21/26(a)	GBP	100	149,115
7.38%, 09/01/39(a)	GBP	100	202,801
Coca-Cola Co. (The)
0.25%, 12/22/22(a)	CHF	50	50,231
0.75%, 03/09/23 (Call 12/09/22)	EUR	350	402,722
1.63%, 03/09/35 (Call 12/09/34)	EUR	100	111,093
Coca-Cola European Partners PLC, 1.88%,
03/18/30 (Call 12/18/29)(a)	EUR	100	115,204
DH Europe Finance SA, 2.50%, 07/08/25 (Call 04/08/25)	EUR	100	123,888
Digital Stout Holding LLC, 4.25%, 01/17/25 (Call 10/19/24)(a)	GBP	200	275,276
Ecolab Inc., 1.00%, 01/15/24 (Call 10/15/23)	EUR	250	287,072
Eli Lilly & Co., 1.63%, 06/02/26 (Call 03/02/26)	EUR	250	296,275
Fidelity National Information Services Inc., 1.10%, 07/15/24 (Call 04/15/24)	EUR	200	225,169
Ford Credit Canada Co., 3.35%, 09/19/22	CAD	200	145,872
GE Capital European Funding Unlimited Co.
2.63%, 03/15/23(a)	EUR	300	359,372
5.38%, 01/23/20	EUR	150	180,835
GE Capital UK Funding, 6.25%, 05/05/38	GBP	50	84,375

Security		Par (000)	Value

United States (continued)
General Electric Co.
0.88%, 05/17/25 (Call 02/17/25)	EUR	200	$214,185
1.25%, 05/26/23 (Call 02/26/23)	EUR	100	113,413
1.50%, 05/17/29 (Call 02/17/29)	EUR	100	102,899
2.13%, 05/17/37 (Call 02/17/37)	EUR	200	192,244
4.13%, 09/19/35(a)	EUR	100	125,847
Goldman Sachs Group Inc. (The)
0.50%, 12/04/24(a)	CHF	250	244,681
1.63%, 07/27/26(a)	EUR	100	112,270
2.00%, 07/27/23(a)	EUR	100	118,144
2.00%, 03/22/28(a)	EUR	300	339,422
2.63%, 08/19/20(a)	EUR	100	118,609
2.88%,06/03/26(a)	EUR	50	61,131
5.50%, 10/12/21	GBP	100	140,040
HCN Canadian Holdings-1 LP, 3.35%, 11/25/20	CAD	100	76,372
Honeywell International Inc., 0.65%, 02/21/20	EUR	200	229,035
International Business Machines Corp.
0.30%, 11/02/26	JPY	100,000	864,862
0.95%, 05/23/25	EUR	200	225,588
1.13%, 09/06/24	EUR	100	115,077
2.75%, 12/21/20	GBP	100	131,382
Johnson & Johnson
0.65%, 05/20/24 (Call 02/20/24)	EUR	100	114,598
1.65%, 05/20/35 (Call 02/20/35)	EUR	200	231,731
JPMorgan Chase & Co.
0.50%, 12/04/23(a)	CHF	50	49,978
0.63%, 01/25/24 (Call 11/25/23)(a)	EUR	267	297,832
1.50%, 10/26/22(a)	EUR	400	470,542
1.50%, 01/27/25(a)	EUR	150	173,812
2.63%, 04/23/21(a)	EUR	200	240,698
Kraft Heinz Foods Co., 1.50%, 05/24/24 (Call 02/24/24)(a)	EUR	100	115,109
MasterCard Inc., 1.10%, 12/01/22 (Call 09/01/22)	EUR	100	116,505
McDonald’s Corp.
0.17%, 10/04/24(a)	CHF	100	97,431
0.63%, 01/29/24(a)	EUR	400	446,675
5.88%, 04/23/32	GBP	25	42,080
McKesson Corp., 1.50%, 11/17/25 (Call 08/17/25)	EUR	250	281,302
Merck & Co. Inc., 0.50%, 11/02/24 (Call 08/02/24)	EUR	100	112,073
Metropolitan Life Global Funding I
0.88%, 01/20/22(a)	EUR	150	173,022
2.63%, 12/05/22(a)	GBP	250	331,899
Microsoft Corp., 2.13%, 12/06/21 (Call 09/06/21)	EUR	100	120,300
Mondelez International Inc., 0.63%, 12/30/21 (Call 11/30/21)(a)	CHF	50	50,315
Morgan Stanley
1.00%, 12/02/22	EUR	150	172,097
1.34%, 10/23/26 (Call 10/23/25)(b)(c)	EUR	200	221,550
1.75%, 03/11/24	EUR	200	232,903
2.38%, 03/31/21	EUR	50	59,662
5.38%, 08/10/20	EUR	50	62,048
Mylan NV, 2.25%, 11/22/24 (Call 09/22/24)(a)	EUR	200	228,058
Oracle Corp., 3.13%, 07/10/25	EUR	100	130,814
PepsiCo Inc., 2.15%, 05/06/24 (Call 03/06/24)	CAD	200	143,391
Pfizer Inc.
0.25%, 03/06/22 (Call 02/06/22)	EUR	250	284,429
6.50%, 06/03/38(a)	GBP	50	99,239
Philip Morris International Inc.
1.88%, 03/03/21	EUR	100	117,981
2.88%, 03/03/26	EUR	200	250,875

66	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® Core International Aggregate Bond ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Procter & Gamble Co. (The)
0.50%, 10/25/24	EUR	200	$223,870
2.00%, 08/16/22(a)	EUR	100	120,794
Prologis LP, 1.38%, 05/13/21 (Call 02/13/21)	EUR	100	116,646
Southern Power Co., Series 2016, 1.00%, 06/20/22	EUR	100	114,705
Thermo Fisher Scientific Inc.
1.40%, 01/23/26 (Call 11/23/25)	EUR	200	225,810
1.45%, 03/16/27 (Call 12/16/26)	EUR	100	111,697
Time Warner Cable LLC, 5.75%, 06/02/31	GBP	50	73,177
Toyota Motor Credit Corp.
0.63%, 11/21/24(a)	EUR	200	223,338
1.00%, 03/09/21(a)	EUR	50	57,954
United Parcel Service Inc.
1.63%, 11/15/25 (Call 08/15/25)	EUR	100	118,106
5.13%, 02/12/50(a)	GBP	50	92,402
United Technologies Corp., 1.15%, 05/18/24 (Call 02/18/24)	EUR	300	341,744
Verizon Communications Inc.
1.00%, 11/30/27(a)	CHF	200	193,904
1.38%, 11/02/28	EUR	200	216,458
3.38%, 10/27/36	GBP	100	125,121
4.05%, 02/17/25(a)	AUD	200	143,408
Walgreens Boots Alliance Inc., 2.13%, 11/20/26 (Call 08/20/26)	EUR	200	232,341
Walmart Inc.
5.63%, 03/27/34	GBP	100	179,241
5.75%, 12/19/30	GBP	25	43,706
Wal-Mart Stores Inc., 4.88%, 09/21/29	EUR	150	231,028
Wells Fargo & Co.
1.00%, 02/02/27(a)	EUR	100	107,582
1.38%, 06/30/22(a)	GBP	250	312,224
1.38%, 10/26/26(a)	EUR	200	222,948
1.50%, 05/24/27(a)	EUR	150	167,580
2.25%, 09/03/20(a)	EUR	100	117,960
3.50%, 09/12/29(a)	GBP	100	135,521
3.87%, 05/21/25	CAD	25	18,809
Series MPLE, 2.09%, 04/25/22	CAD	200	146,068
Welltower Inc., 4.80%, 11/20/28 (Call 08/20/28)	GBP	100	143,969

			22,668,877

Total Corporate Bonds & Notes — 23.3% (Cost: $208,549,255)			203,173,190

Foreign Government Obligations

Australia — 2.5%
Australia Government Bond
1.75%, 11/21/20(a)	AUD	1,700	1,199,344
2.00%, 12/21/21(a)	AUD	550	389,204
2.25%, 05/21/28(a)	AUD	900	617,922
2.75%, 10/21/19(a)	AUD	1,750	1,249,887
2.75%, 04/21/24(a)	AUD	800	579,996
2.75%, 11/21/27(a)	AUD	700	502,128
2.75%, 11/21/28(a)	AUD	1,030	738,021
2.75%, 11/21/29(a)	AUD	1,100	787,171
2.75%, 06/21/35(a)	AUD	320	222,128
2.75%, 05/21/41(a)	AUD	350	235,029
3.00%, 03/21/47(a)	AUD	430	298,186
3.25%, 04/21/25(a)	AUD	1,350	1,005,170
3.25%, 04/21/29(a)	AUD	1,480	1,108,215

Security		Par (000)	Value

Australia (continued)
3.25%, 06/21/39(a)	AUD	330	$241,996
3.75%, 04/21/37(a)	AUD	320	252,222
4.25%, 04/21/26(a)	AUD	1,700	1,349,231
4.50%, 04/21/33(a)	AUD	560	477,352
4.75%, 04/21/27(a)	AUD	1,000	826,934
5.50%, 04/21/23(a)	AUD	1,600	1,293,780
5.75%, 05/15/21(a)	AUD	2,050	1,587,029
5.75%, 07/15/22(a)	AUD	700	560,552
Australian Capital Territory, 2.50%, 05/21/26(a)	AUD	60	41,359
New South Wales Treasury Corp.
3.00%, 05/20/27(a)	AUD	100	71,285
3.00%, 03/20/28	AUD	540	382,484
3.00%, 04/20/29(a)	AUD	100	70,173
4.00%, 04/20/23	AUD	500	377,951
5.00%, 08/20/24	AUD	150	120,158
6.00%, 05/01/20(a)	AUD	50	37,491
6.00%, 03/01/22	AUD	300	237,998
Northern Territory Treasury Corp., 2.50%, 11/21/22	AUD	300	212,459
Queensland Treasury Corp.
2.75%, 08/20/27(g)	AUD	950	659,530
3.00%, 03/22/24(g)	AUD	150	108,406
3.25%, 07/21/28(g)	AUD	200	143,533
4.00%, 06/21/19(g)	AUD	200	143,546
4.25%, 07/21/23(g)	AUD	150	114,460
4.75%, 07/21/25(g)	AUD	680	540,642
5.75%, 07/22/24(a)	AUD	400	330,161
6.00%, 07/21/22(a)	AUD	170	135,991
6.25%, 02/21/20(a)	AUD	50	37,321
South Australian Government Financing Authority
1.50%, 09/22/22(a)	AUD	100	68,415
3.00%, 09/20/27(a)	AUD	350	246,785
5.00%, 05/20/21	AUD	80	60,579
Tasmanian Public Finance Corp., 4.00%, 06/11/24(a)	AUD	40	30,177
Treasury Corp. of Victoria
1.75%, 07/27/21(a)	AUD	200	139,930
3.00%, 10/20/28(a)	AUD	200	141,617
5.50%, 11/15/18	AUD	50	35,483
5.50%, 12/17/24	AUD	490	404,263
6.00%, 10/17/22	AUD	380	306,478
Western Australian Treasury Corp.
2.50%, 07/22/20(a)	AUD	150	106,955
2.50%, 07/23/24	AUD	100	70,080
2.75%, 10/20/22	AUD	800	573,367
3.00%, 10/21/26	AUD	150	106,482
3.00%, 10/21/27	AUD	40	28,186
5.00%, 07/23/25(a)	AUD	50	40,212

			21,645,454

Austria — 1.2%
Autobahnen- und Schnellstrassen-Finanzierungs-AG
0.63%, 09/15/22(a)	EUR	100	116,158
4.38%, 07/08/19(a)	EUR	50	58,530
KAF Karntner Ausgleichszahlungs-Fonds, 0.00%, 01/14/32(a)(e)	EUR	150	143,964
Republic of Austria Government Bond
0.00%, 07/15/23(e)(g)	EUR	500	568,763
0.50%, 04/20/27(g)	EUR	620	702,477
0.75%, 02/20/28(g)	EUR	400	459,637
1.20%, 10/20/25(g)	EUR	540	652,063
1.50%, 02/20/47(g)	EUR	190	220,834
1.50%, 11/02/86(g)	EUR	270	282,520

S C H E D U L E O F I N V E S T M E N T S	67

Schedule of Investments (continued)	iShares® Core International Aggregate Bond ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security		Par (000)	Value

Austria (continued)
1.65%, 10/21/24(g)	EUR	650	$805,071
2.40%, 05/23/34(g)	EUR	500	676,889
3.15%, 06/20/44(g)	EUR	220	350,597
3.40%, 11/22/22(g)	EUR	763	992,923
3.50%, 09/15/21(g)	EUR	650	820,684
3.65%, 04/20/22(g)	EUR	350	451,639
3.80%, 01/26/62(g)	EUR	295	575,748
3.90%, 07/15/20(g)	EUR	539	657,714
4.15%, 03/15/37(g)	EUR	500	851,696
4.85%, 03/15/26(g)	EUR	250	377,878
6.25%, 07/15/27	EUR	200	338,313

			10,104,098
Belgium — 2.0%
Flemish Community (The), 1.50%, 07/12/38(a)	EUR	100	111,169
Kingdom of Belgium Government Bond
0.20%, 10/22/23(g)	EUR	860	982,812
0.80%, 06/22/27(g)	EUR	400	459,012
0.80%, 06/22/28(g)	EUR	654	742,630
1.00%, 06/22/26(g)	EUR	1,110	1,305,414
1.00%, 06/22/31(g)	EUR	900	1,014,340
1.25%, 04/22/33(a)	EUR	160	182,880
1.45%, 06/22/37(g)	EUR	310	352,180
1.60%, 06/22/47(g)	EUR	395	435,914
1.90%, 06/22/38(g)	EUR	420	512,267
2.15%, 06/22/66(g)	EUR	260	307,039
2.25%, 06/22/23(a)	EUR	550	690,904
2.25%, 06/22/57(g)	EUR	140	172,185
2.60%, 06/22/24(g)	EUR	1,030	1,328,746
3.00%, 09/28/19(a)	EUR	180	210,685
3.00%, 06/22/34(g)	EUR	290	410,129
3.75%, 09/28/20(g)	EUR	850	1,042,354
3.75%, 06/22/45(a)	EUR	435	716,672
4.00%, 03/28/32(a)	EUR	400	619,619
4.25%, 09/28/21(g)	EUR	1,500	1,930,359
4.25%, 09/28/22(g)	EUR	500	665,780
4.25%, 03/28/41(g)	EUR	600	1,031,567
4.50%, 03/28/26(g)	EUR	850	1,250,248
5.00%, 03/28/35(g)	EUR	510	897,478
5.50%, 03/28/28	EUR	275	448,585

			17,820,968
Bulgaria — 0.1%
Bulgaria Government International Bond
2.95%, 09/03/24(a)	EUR	400	513,271
3.00%, 03/21/28(a)	EUR	100	127,242

			640,513
Canada — 4.7%
Canada Housing Trust
2.00%, 12/15/19(g)	CAD	100	75,954
2.35%, 12/15/18(g)	CAD	50	38,093
Canada Housing Trust No. 1
1.15%, 12/15/21(g)	CAD	200	145,841
1.20%, 06/15/20(g)	CAD	100	74,753
1.25%, 06/15/21(g)	CAD	880	648,670
1.50%, 12/15/21(g)	CAD	200	147,430
1.75%, 06/15/22(g)	CAD	1,250	922,920
1.90%, 09/15/26(g)	CAD	160	113,745
1.95%, 06/15/19(g)	CAD	300	228,306
1.95%, 12/15/25(g)	CAD	210	150,915
2.25%, 12/15/25(g)	CAD	100	73,327

Security		Par (000)	Value

Canada (continued)
2.35%, 06/15/23(g)	CAD	600	$449,700
2.35%, 06/15/27(g)	CAD	200	146,303
2.35%, 03/15/28(g)	CAD	350	254,892
2.55%, 03/15/25(g)	CAD	120	90,027
2.65%, 03/15/28(g)	CAD	200	149,367
2.65%, 12/15/28(g)	CAD	390	290,582
2.90%, 06/15/24(g)	CAD	350	268,169
Canadian Government Bond
0.75%, 03/01/21	CAD	6,000	4,405,208
1.00%, 09/01/22	CAD	730	527,384
1.25%, 11/01/19	CAD	1,180	890,627
1.50%, 03/01/20	CAD	2,850	2,149,333
1.75%, 03/01/23	CAD	400	296,251
2.00%, 06/01/28	CAD	1,040	759,016
2.00%, 12/01/51	CAD	150	100,964
2.25%, 06/01/25	CAD	500	375,709
2.75%, 12/01/48	CAD	630	502,393
2.75%, 12/01/64	CAD	330	269,068
3.50%, 06/01/20	CAD	2,062	1,599,889
4.00%, 06/01/41	CAD	1,145	1,091,022
5.00%, 06/01/37	CAD	750	779,800
5.75%, 06/01/33	CAD	1,290	1,368,092
City of Montreal Canada
3.15%, 12/01/36	CAD	250	179,673
3.50%, 09/01/23	CAD	60	46,729
City of Ottawa Ontario, 3.10%, 07/27/48	CAD	100	69,576
City of Toronto Canada
2.40%, 06/07/27	CAD	250	177,626
2.95%, 04/28/35	CAD	50	35,125
3.50%, 12/06/21	CAD	400	311,133
Financement-Quebec, 2.45%, 12/01/19	CAD	200	152,554
Hydro-Quebec
5.00%, 02/15/45	CAD	400	393,141
5.00%, 02/15/50	CAD	420	423,988
6.50%, 02/15/35	CAD	100	106,501
9.63%, 07/15/22	CAD	320	302,049
Labrador-Island Link Funding Trust, 3.76%, 06/01/33(g)	CAD	300	243,255
Municipal Finance Authority of British Columbia
2.15%, 12/01/22	CAD	300	222,369
4.88%, 06/03/19	CAD	130	100,537
Muskrat Falls/Labrador Transmission Assets Funding Trust, 3.63%, 06/01/29(g)	CAD	300	239,390
Province of Alberta Canada
1.60%, 09/01/22	CAD	250	182,281
2.20%, 06/01/26	CAD	100	71,705
2.35%, 06/01/25	CAD	50	36,604
2.55%, 12/15/22	CAD	200	150,843
2.55%, 06/01/27	CAD	150	109,299
3.05%, 12/01/48	CAD	450	323,023
3.30%, 12/01/46	CAD	190	142,817
3.45%, 12/01/43	CAD	25	19,300
3.90%, 12/01/33	CAD	200	163,066
Province of British Columbia Canada
2.55%, 06/18/27	CAD	100	73,341
2.80%, 06/18/48	CAD	150	104,632
2.85%, 06/18/25	CAD	50	37,918
3.20%, 06/18/44	CAD	480	362,037
3.25%, 12/18/21	CAD	650	504,305
4.95%, 06/18/40	CAD	170	163,499

68	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® Core International Aggregate Bond ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security		Par (000)	Value

Canada (continued)
5.00%, 06/18/31	CAD	120	$108,932
6.35%, 06/18/31	CAD	40	40,594
Province of Manitoba Canada
0.75%, 12/15/21(a)	GBP	100	125,543
1.15%, 11/21/19	CAD	150	112,894
2.45%, 06/02/25	CAD	50	36,806
2.60%, 06/02/27	CAD	200	146,007
2.85%, 09/05/46	CAD	190	129,281
3.40%, 09/05/48	CAD	280	211,828
4.10%, 03/05/41	CAD	100	83,975
4.15%, 06/03/20	CAD	50	39,083
4.60%, 03/05/38	CAD	70	62,096
Province of New Brunswick Canada
2.35%, 08/14/27	CAD	150	106,634
2.60%, 08/14/26	CAD	200	146,478
2.85%, 06/02/23	CAD	50	38,008
3.55%, 06/03/43	CAD	210	160,192
4.50%, 06/02/20	CAD	40	31,425
4.55%, 03/26/37	CAD	60	52,034
Province of Newfoundland and Labrador Canada
3.00%, 06/02/26	CAD	130	97,847
3.30%, 10/17/46	CAD	100	72,559
3.70%, 10/17/48	CAD	120	93,909
Province of Nova Scotia Canada
2.10%, 06/01/27	CAD	300	211,111
3.50%, 06/02/62	CAD	30	23,663
4.40%, 06/01/42	CAD	20	17,827
4.70%, 06/01/41	CAD	100	92,410
Province of Ontario Canada
0.38%, 06/14/24(a)	EUR	200	225,751
1.35%, 03/08/22	CAD	1,090	794,055
1.95%, 01/27/23	CAD	150	110,496
2.40%, 06/02/26	CAD	200	145,531
2.60%, 09/08/23	CAD	1,000	752,385
2.60%, 06/02/25	CAD	250	185,848
2.60%, 06/02/27	CAD	1,700	1,244,078
2.80%, 06/02/48	CAD	690	471,880
2.85%, 06/02/23	CAD	50	38,066
2.90%, 12/02/46	CAD	430	300,288
2.90%, 06/02/49	CAD	800	558,681
3.00%, 09/28/20(a)	EUR	50	60,212
3.45%, 06/02/45	CAD	340	263,081
3.50%, 06/02/24	CAD	470	368,284
3.50%, 06/02/43	CAD	400	311,825
4.00%, 06/02/21	CAD	200	157,583
4.20%, 06/02/20	CAD	50	39,117
4.60%, 06/02/39	CAD	200	180,581
4.65%, 06/02/41	CAD	700	642,657
4.70%, 06/02/37	CAD	240	216,997
5.60%, 06/02/35	CAD	500	490,261
5.85%, 03/08/33	CAD	60	59,078
6.20%, 06/02/31	CAD	80	79,461
6.50%, 03/08/29	CAD	50	49,042
Province of Quebec Canada
0.88%, 01/15/25(a)	EUR	100	115,766
0.88%, 05/04/27(a)	EUR	750	851,640
1.65%, 03/03/22	CAD	400	295,124
2.45%, 03/01/23	CAD	1,000	752,134
2.50%, 09/01/26	CAD	300	219,961
2.75%, 09/01/25	CAD	250	187,658

Security		Par (000)	Value

Canada (continued)
2.75%, 09/01/27	CAD	500	$370,958
3.00%, 09/01/23	CAD	50	38,343
3.50%, 12/01/45	CAD	530	416,328
3.50%, 12/01/48	CAD	450	355,210
3.75%, 09/01/24	CAD	100	79,498
4.25%, 12/01/21	CAD	200	159,523
4.25%, 12/01/43	CAD	350	308,397
4.50%, 12/01/20	CAD	50	39,622
5.00%, 12/01/38	CAD	420	398,713
5.00%, 12/01/41	CAD	350	338,447
5.75%, 12/01/36	CAD	50	50,689
6.25%, 06/01/32	CAD	110	111,284
Province of Saskatchewan Canada
2.65%, 06/02/27	CAD	250	183,701
2.75%, 12/02/46	CAD	300	203,269
3.20%, 06/03/24	CAD	20	15,442
3.40%, 02/03/42	CAD	100	76,720
4.75%, 06/01/40	CAD	100	92,467
PSP Capital Inc., 1.73%, 06/21/22(a)	CAD	300	220,302
Regional Municipality of Peel Ontario, 3.85%, 10/30/42	CAD	100	79,488
Regional Municipality of York, 2.60%, 12/15/25	CAD	50	36,659

			40,815,783
Chile — 0.0%
Chile Government International Bond, 1.75%, 01/20/26	EUR	300	352,288

China — 0.0%
China Development Bank, 0.38%, 11/16/21(a)	EUR	150	169,351
Export-Import Bank of China (The), 0.25%, 03/14/20(a)	EUR	100	113,487

			282,838
Colombia — 0.0%
Colombia Government International Bond, 3.88%, 03/22/26 (Call 12/22/25)	EUR	100	127,468

Czech Republic — 0.3%
Czech Republic Government Bond
0.45%, 10/25/23(a)	CZK	3,500	142,862
0.95%, 05/15/30(a)	CZK	1,500	56,755
1.50%, 10/29/19(a)	CZK	3,000	131,348
2.50%, 08/25/28(a)	CZK	7,000	315,759
3.63%, 04/14/21(a)	EUR	50	61,870
3.75%, 09/12/20(a)	CZK	10,000	454,780
3.85%, 09/29/21(a)	CZK	2,600	120,586
4.20%, 12/04/36(a)	CZK	2,200	117,070
4.70%, 09/12/22(a)	CZK	4,000	193,937
5.70%, 05/25/24(a)	CZK	6,750	356,874
Czech Republic International, 3.88%, 05/24/22(a)	EUR	200	256,794

			2,208,635
Denmark — 0.5%
Denmark Government Bond
0.50%, 11/15/27	DKK	3,050	470,254
1.50%, 11/15/23	DKK	2,650	435,859
1.75%, 11/15/25	DKK	2,100	356,018
3.00%, 11/15/21	DKK	1,600	268,698
4.00%, 11/15/19	DKK	4,750	756,529
4.50%, 11/15/39	DKK	5,650	1,473,048
7.00%, 11/10/24	DKK	500	108,283

S C H E D U L E O F I N V E S T M E N T S	69

Schedule of Investments (continued)	iShares® Core International Aggregate Bond ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security		Par (000)	Value

Denmark (continued)
Kommunekredit, 0.75%, 05/18/27(a)	EUR	120	$135,999

			4,004,688

Finland — 0.6%
Finland Government Bond
0.00%, 04/15/22(e)(g)	EUR	600	686,492
0.38%, 09/15/20(g)	EUR	700	806,793
0.50%, 04/15/26(g)	EUR	280	320,614
0.50%, 09/15/27(g)	EUR	530	598,931
0.50%, 09/15/28(g)	EUR	250	279,407
0.88%, 09/15/25(g)	EUR	230	271,549
1.13%, 04/15/34(g)	EUR	200	231,534
1.38%, 04/15/47(g)	EUR	50	58,627
1.50%, 04/15/23(g)	EUR	600	729,505
1.63%, 09/15/22(g)	EUR	50	60,730
2.63%, 07/04/42(g)	EUR	150	223,837
3.38%, 04/15/20(g)	EUR	50	59,948
3.50%, 04/15/21(g)	EUR	400	497,703
Finnvera OYJ, 1.13%, 05/17/32(a)	EUR	100	113,484
Municipality Finance PLC, 0.75%, 09/07/27(a)	EUR	150	171,572

			5,110,726
France — 9.4%
Agence Francaise de Developpement
0.25%, 07/21/26(a)	EUR	200	219,241
0.50%, 10/25/22(a)	EUR	200	230,406
1.00%, 01/31/28(a)	EUR	200	229,211
1.38%, 07/05/32(a)	EUR	100	114,625
3.63%, 04/21/20(a)	EUR	50	59,954
Agence France Locale, 0.50%, 06/20/24(a)	EUR	100	113,989
Bpifrance Financement SA
0.13%, 11/25/20(a)	EUR	100	114,199
0.25%, 02/14/23(a)	EUR	300	341,584
0.75%, 10/25/21(a)	EUR	100	116,262
0.75%, 11/25/24(a)	EUR	100	115,640
1.00%, 05/25/27(a)	EUR	100	115,197
Caisse d’Amortissement de la Dette Sociale
0.05%, 11/25/20(a)	EUR	700	799,607
0.13%, 11/25/22(a)	EUR	400	456,465
0.13%, 10/25/23(a)	EUR	500	565,924
1.13%, 05/25/19(a)	EUR	100	114,327
1.38%, 11/25/24(a)	EUR	250	302,269
2.50%, 10/25/22	EUR	50	62,489
4.00%, 12/15/25(a)	EUR	300	425,573
Caisse de Refinancement de l’Habitat SA
2.38%, 03/05/24(a)	CHF	150	167,994
2.50%, 03/29/21(a)	CHF	500	532,250
3.50%, 06/22/20	EUR	150	180,522
3.90%, 01/18/21	EUR	150	185,447
4.00%, 06/17/22	EUR	150	194,545
4.30%, 02/24/23	EUR	300	400,739
Caisse des Depots et Consignations
0.20%, 03/01/22(a)	EUR	100	114,812
4.13%, 02/20/19	EUR	50	57,446
Caisse Francaise de Financement Local
0.38%, 05/11/24(a)	EUR	100	113,157
0.63%, 04/13/26(a)	EUR	200	225,606
0.75%, 01/11/27(a)	EUR	100	112,915
1.00%, 04/25/28(a)	EUR	500	569,510
3.50%, 09/24/20(a)	EUR	200	242,611
5.38%, 07/08/24(a)	EUR	100	144,944

Security		Par (000)	Value

France (continued)
Caisse Francaise de Financement Local SADIR, 0.20%, 04/27/23(a)	EUR	100	$113,221
City of Paris France, 1.38%, 11/20/34(a)	EUR	100	114,063
French Republic Government Bond OAT
0.00%, 02/25/20(a)(e)	EUR	3,500	3,996,328
0.00%, 05/25/21(a)(e)	EUR	1,070	1,225,650
0.00%, 05/25/22(a)(e)	EUR	816	933,037
0.25%, 11/25/26(a)	EUR	1,600	1,780,918
0.50%, 11/25/19(a)	EUR	4,000	4,586,131
0.50%, 05/25/25(a)	EUR	1,800	2,072,570
0.50%, 05/25/26(a)	EUR	2,460	2,807,844
0.75%, 05/25/28(a)	EUR	800	911,842
1.00%, 11/25/25(a)	EUR	1,500	1,779,539
1.00%, 05/25/27(a)	EUR	2,700	3,173,251
1.25%, 05/25/34(a)	EUR	200	229,916
1.25%, 05/25/36(g)	EUR	1,020	1,154,797
1.50%, 05/25/31(a)	EUR	2,910	3,507,006
1.75%, 05/25/23(a)	EUR	2,130	2,617,520
1.75%, 11/25/24(a)	EUR	1,350	1,676,322
1.75%, 06/25/39(g)	EUR	750	908,796
1.75%, 05/25/66(g)	EUR	425	470,398
2.00%, 05/25/48(g)	EUR	1,000	1,233,517
2.25%, 10/25/22(a)	EUR	2,060	2,562,519
2.25%, 05/25/24(a)	EUR	1,120	1,421,957
2.50%, 10/25/20(a)	EUR	3,300	3,963,931
2.50%, 05/25/30(a)	EUR	1,750	2,339,648
2.75%, 10/25/27(a)	EUR	400	539,622
3.00%, 04/25/22(a)	EUR	3,230	4,080,365
3.25%, 10/25/21(a)	EUR	1,200	1,507,182
3.25%, 05/25/45(a)	EUR	959	1,497,545
3.50%, 04/25/20(a)	EUR	800	961,297
3.50%, 04/25/26(a)	EUR	1,050	1,467,712
3.75%, 04/25/21(a)	EUR	630	788,408
4.00%, 10/25/38(a)	EUR	1,026	1,720,339
4.00%, 04/25/55(a)	EUR	640	1,175,580
4.00%, 04/25/60(a)	EUR	610	1,147,941
4.25%, 10/25/23(a)	EUR	2,000	2,752,336
4.50%, 04/25/41(a)	EUR	1,210	2,197,697
4.75%, 04/25/35(a)	EUR	734	1,286,484
5.50%, 04/25/29(a)	EUR	1,450	2,433,824
5.75%, 10/25/32(a)	EUR	1,500	2,757,559
6.00%, 10/25/25(a)	EUR	150	237,177
Regie Autonome des Transports Parisiens
0.88%, 05/25/27(a)	EUR	100	114,213
2.88%, 09/09/22(a)	EUR	50	62,978
Region of Ile de France, 0.50%, 06/14/25(a)	EUR	100	113,618
SFIL SA, 0.10%, 10/18/22(a)	EUR	100	113,379
UNEDIC ASSEO
0.13%, 11/25/24	EUR	200	223,204
0.30%, 11/04/21(a)	EUR	100	114,962
0.63%, 02/17/25(a)	EUR	100	115,460
0.63%, 03/03/26(a)	EUR	100	114,526
0.88%, 10/25/22(a)	EUR	300	352,026
1.50%, 04/20/32(a)	EUR	300	356,883

			81,552,498
Germany —7.3%
Bundesobligation
0.00%, 04/17/20(a)(e)	EUR	4,650	5,323,105
0.00%, 04/09/21(a)(e)	EUR	1,700	1,953,517

70	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® Core International Aggregate Bond ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security		Par (000)	Value

Germany (continued)
0.00%, 10/07/22(a)(e)	EUR	700	$804,397
0.25%, 10/16/20(a)	EUR	2,300	2,651,463
Bundesrepublik Deutschland Bundesanleihe
0.00%, 08/15/26(a)(e)	EUR	273	305,793
0.25%, 02/15/27(a)	EUR	881	1,001,880
0.50%, 02/15/25(a)	EUR	1,200	1,404,936
0.50%, 02/15/26(a)	EUR	800	933,896
0.50%, 02/15/28(a)	EUR	900	1,036,244
1.00%, 08/15/24(a)	EUR	450	542,157
1.00%, 08/15/25(a)	EUR	1,050	1,268,746
1.25%, 08/15/48(a)	EUR	830	995,973
1.50%, 09/04/22(a)	EUR	500	607,864
1.50%, 02/15/23(a)	EUR	1,800	2,199,426
1.50%, 05/15/23(a)	EUR	2,120	2,597,137
1.50%, 05/15/24(a)	EUR	1,500	1,853,267
1.75%, 07/04/22(a)	EUR	1,010	1,235,885
1.75%, 02/15/24(a)	EUR	1,400	1,747,387
2.00%, 01/04/22(a)	EUR	1,360	1,663,237
2.25%, 09/04/20(a)	EUR	1,000	1,194,155
2.25%, 09/04/21(a)	EUR	5,500	6,728,070
2.50%, 01/04/21(a)	EUR	1,350	1,634,319
2.50%, 07/04/44(a)	EUR	460	704,604
2.50%, 08/15/46(a)	EUR	780	1,209,124
3.00%, 07/04/20(a)	EUR	900	1,082,999
3.25%, 07/04/21(a)	EUR	500	624,588
3.25%, 07/04/42(a)	EUR	1,450	2,470,067
4.00%, 01/04/37(a)	EUR	562	986,624
4.25%, 07/04/39(a)	EUR	710	1,328,646
4.75%, 07/04/28(a)	EUR	1,100	1,772,590
4.75%, 07/04/34(a)	EUR	1,105	2,012,546
4.75%, 07/04/40(a)	EUR	980	1,973,516
5.50%, 01/04/31(a)	EUR	970	1,751,635
6.25%, 01/04/30(a)	EUR	250	464,040
Free and Hanseatic City of Hamburg, 0.50%, 04/27/26(a)	EUR	150	169,757
Gemeinsame Deutsche Bundeslaender
0.25%, 10/01/20(a)	EUR	175	200,689
0.25%, 03/18/24	EUR	500	567,573
0.63%, 10/25/27(a)	EUR	100	112,674
HSH Finanzfonds AoeR, 0.13%, 09/20/24	EUR	100	111,202
Land Berlin
0.63%, 03/20/26(a)	EUR	100	114,353
0.75%, 11/11/22(a)	EUR	50	58,448
1.38%, 06/05/37(a)	EUR	270	305,146
1.50%, 08/28/20(a)	EUR	150	175,906
3.13%, 08/17/21(a)	EUR	30	37,199
Land Hessen, 0.38%, 07/04/22(a)	EUR	50	57,622
Land Niedersachsen
0.40%, 07/10/20	EUR	50	57,431
0.75%, 02/15/28(a)	EUR	300	340,153
Land Thueringen
0.20%, 10/26/26(a)	EUR	60	66,012
0.50%, 03/02/27(a)	EUR	100	112,159
State of Baden-Wurttemberg, 0.63%, 01/27/26(a)	EUR	100	114,499
State of Brandenburg, 1.13%, 07/04/33(a)	EUR	100	111,814
State of Bremen
0.00%, 06/06/19(a)(e)	EUR	200	227,208
0.50%, 10/07/22(a)	EUR	100	115,653

Security		Par (000)	Value

Germany (continued)
State of Hesse
0.00%, 09/15/21(a)(e)	EUR	200	$227,969
0.38%, 07/06/26	EUR	200	223,857
0.63%, 08/02/28(a)	EUR	250	279,183
1.75%, 01/20/23(a)	EUR	50	60,849
State of Lower Saxony
0.00%, 08/02/24(a)(e)	EUR	100	111,495
0.38%, 01/09/26(a)	EUR	200	224,944
0.50%, 06/08/26(a)	EUR	150	169,578
State of North Rhine-Westphalia Germany
0.00%, 02/16/21(a)(e)	EUR	150	171,218
0.00%, 12/05/22(a)(e)	EUR	400	453,179
0.20%, 02/16/24(a)	EUR	310	351,136
0.50%, 02/16/27(a)	EUR	500	560,197
0.63%, 07/21/31(a)	EUR	160	170,193
0.75%, 08/16/41(a)	EUR	50	48,259
1.45%, 02/16/43(a)	EUR	250	276,770
1.55%, 06/16/48(a)	EUR	50	55,752
1.63%, 10/24/30(a)	EUR	50	60,011
1.65%, 05/16/47(a)	EUR	70	80,061
1.75%, 05/17/19(a)	EUR	200	229,313
1.75%, 10/26/57(a)	EUR	180	206,309
1.88%, 09/15/22(a)	EUR	50	60,902
State of Rhineland-Palatinate, 0.75%, 01/19/26(a)	EUR	500	577,317

			63,717,823

Hungary — 0.2%
Hungary Government Bond
1.00%, 09/23/20	HUF	55,000	192,269
1.75%, 10/26/22	HUF	178,130	612,045
2.50%, 10/27/21	HUF	50,000	178,632
2.75%, 12/22/26	HUF	40,000	131,499
5.50%, 06/24/25	HUF	75,000	298,400
Hungary Government International Bond, 1.25%, 10/22/25(a)	EUR	250	280,430

			1,693,275

Indonesia — 0.6%
Indonesia Government International Bond
2.63%, 06/14/23(a)	EUR	150	176,261
3.75%, 06/14/28(a)	EUR	100	122,118
Indonesia Treasury Bond
7.00%, 05/15/27	IDR	25,000,000	1,488,949
7.50%, 08/15/32	IDR	6,000,000	352,383
8.25%, 05/15/36	IDR	18,000,000	1,115,935
8.38%, 03/15/24	IDR	15,790,000	1,028,040
12.80%, 06/15/21	IDR	18,000,000	1,320,415

			5,604,101

Ireland — 0.7%
Ireland Government Bond
0.80%, 03/15/22(a)	EUR	500	584,501
0.90%, 05/15/28(a)	EUR	210	236,803
1.00%, 05/15/26(a)	EUR	480	557,678
1.30%, 05/15/33(a)	EUR	140	155,903
1.70%, 05/15/37(a)	EUR	220	253,638
2.00%, 02/18/45(a)	EUR	410	488,163
2.40%, 05/15/30(a)	EUR	600	770,458
3.40%, 03/18/24(a)	EUR	110	145,678
3.90%, 03/20/23(a)	EUR	400	530,444
4.50%, 04/18/20	EUR	600	729,328

S C H E D U L E O F I N V E S T M E N T S	71

Schedule of Investments (continued)	iShares® Core International Aggregate Bond ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security		Par (000)	Value
Ireland (continued)
5.00%, 10/18/20	EUR	785	$985,584
5.40%, 03/13/25	EUR	300	445,118

			5,883,296

Israel — 0.2%
Israel Government Bond - Fixed
1.00%, 04/30/21	ILS	860	232,546
1.25%, 11/30/22	ILS	1,000	269,035
1.75%, 08/31/25	ILS	1,280	340,872
2.00%, 03/31/27	ILS	900	239,640
3.75%, 03/31/24	ILS	1,050	314,086
5.00%, 01/31/20	ILS	100	28,384
5.50%, 01/31/22	ILS	500	153,632
5.50%, 01/31/42	ILS	750	278,481
6.00%, 02/28/19	ILS	100	27,336
6.25%, 10/30/26	ILS	350	123,183
Israel Government International Bond, 1.50%, 01/18/27(a)	EUR	100	115,274

			2,122,469

Italy — 6.9%
Cassa Depositi e Prestiti SpA, 0.75%, 11/21/22(a)	EUR	200	210,802
Italy Buoni Poliennali Del Tesoro
0.05%, 10/15/19	EUR	300	338,324
0.20%, 10/15/20	EUR	1,800	1,996,619
0.35%, 11/01/21	EUR	970	1,052,029
0.45%, 06/01/21(a)	EUR	2,456	2,700,650
0.65%, 11/01/20	EUR	1,560	1,744,314
0.65%, 10/15/23	EUR	2,410	2,493,192
0.70%, 05/01/20	EUR	1,900	2,141,879
0.90%, 08/01/22	EUR	535	576,115
0.95%, 03/15/23	EUR	1,450	1,542,786
1.05%, 12/01/19	EUR	1,400	1,592,678
1.20%, 04/01/22	EUR	2,731	2,997,505
1.25%, 12/01/26(a)	EUR	1,100	1,090,498
1.35%, 04/15/22	EUR	200	220,335
1.45%, 11/15/24(a)	EUR	200	208,726
1.50%, 06/01/25	EUR	300	310,692
1.60%, 06/01/26	EUR	2,500	2,562,250
1.65%, 03/01/32(g)	EUR	250	229,947
1.85%, 05/15/24	EUR	480	517,427
2.00%, 12/01/25	EUR	1,300	1,377,678
2.00%, 02/01/28	EUR	2,360	2,415,207
2.05%, 08/01/27	EUR	1,133	1,170,069
2.15%, 12/15/21	EUR	150	170,914
2.20%, 06/01/27	EUR	1,360	1,426,332
2.25%, 09/01/36(g)	EUR	805	753,307
2.45%, 09/01/33(g)	EUR	1,040	1,027,893
2.50%, 12/01/24	EUR	600	666,491
2.70%, 03/01/47(g)	EUR	570	529,762
2.80%, 03/01/67(g)	EUR	290	264,057
2.95%, 09/01/38(g)	EUR	900	902,535
3.25%, 09/01/46(g)	EUR	825	845,673
3.45%, 03/01/48(g)	EUR	450	467,976
3.50%, 03/01/30(g)	EUR	1,970	2,232,822
3.75%, 03/01/21	EUR	850	1,009,995
3.75%, 05/01/21	EUR	470	557,786
3.75%, 08/01/21(a)	EUR	350	415,499
4.00%, 09/01/20	EUR	80	94,954
4.00%, 02/01/37(a)	EUR	656	772,380
4.25%, 03/01/20(a)	EUR	500	590,489

Security		Par (000)	Value

Italy (continued)
4.50%, 02/01/20(a)	EUR	500	$591,021
4.50%, 05/01/23	EUR	1,460	1,790,795
4.50%, 03/01/24	EUR	1,200	1,470,744
4.50%, 03/01/26(a)	EUR	100	123,780
4.75%, 09/01/21	EUR	600	731,150
4.75%, 08/01/23(g)	EUR	1,100	1,365,805
4.75%, 09/01/28(g)	EUR	600	760,124
4.75%, 09/01/44(g)	EUR	650	824,492
5.00%, 03/01/25(g)	EUR	350	442,779
5.00%, 08/01/34(a)	EUR	1,618	2,113,343
5.00%, 08/01/39(a)	EUR	311	405,260
5.00%, 09/01/40(a)	EUR	1,184	1,536,455
5.25%, 11/01/29	EUR	100	131,541
5.50%, 11/01/22(a)	EUR	2,000	2,524,819
5.75%, 02/01/33	EUR	640	889,145
6.00%, 05/01/31(a)	EUR	1,100	1,545,816
6.50%, 11/01/27	EUR	500	704,349

			60,170,005

Japan — 12.2%
Japan Government Five Year Bond
0.10%, 09/20/19	JPY	135,000	1,198,941
0.10%, 03/20/20	JPY	130,000	1,155,722
0.10%, 06/20/20	JPY	300,000	2,668,486
0.10%, 09/20/20	JPY	205,000	1,824,410
0.10%, 12/20/20	JPY	140,000	1,246,894
0.10%, 03/20/21	JPY	314,500	2,802,033
0.10%, 06/20/21	JPY	400,000	3,564,858
0.10%, 09/20/21	JPY	350,000	3,121,049
0.10%, 06/20/22	JPY	120,000	1,071,648
0.10%, 09/20/22	JPY	85,000	759,182
0.10%, 12/20/22	JPY	100,000	893,430
0.20%, 03/20/19	JPY	28,000	248,448
Japan Government Forty Year Bond
0.40%, 03/20/56	JPY	26,000	188,754
0.90%, 03/20/57	JPY	33,500	288,019
1.40%, 03/20/55	JPY	33,000	329,696
1.70%, 03/20/54	JPY	30,000	324,831
1.90%, 03/20/53	JPY	35,000	396,973
2.00%, 03/20/52	JPY	48,000	555,823
2.20%, 03/20/49	JPY	52,000	620,618
2.20%, 03/20/50	JPY	45,000	539,908
2.20%, 03/20/51	JPY	49,000	589,285
Japan Government Ten Year Bond
0.10%, 03/20/26	JPY	100,000	892,951
0.10%, 06/20/26	JPY	230,000	2,051,505
0.10%, 09/20/26	JPY	290,000	2,585,832
0.10%, 12/20/26	JPY	137,000	1,220,017
0.10%, 03/20/27	JPY	155,000	1,379,336
0.10%, 09/20/27	JPY	55,000	488,852
0.10%, 12/20/27	JPY	75,000	666,071
0.10%, 03/20/28	JPY	60,000	531,794
0.30%, 12/20/24	JPY	110,000	995,385
0.40%, 03/20/25	JPY	100,000	910,593
0.40%, 06/20/25	JPY	35,000	318,844
0.40%, 09/20/25	JPY	57,500	524,177
0.50%, 09/20/24	JPY	315,000	2,881,376
0.50%, 12/20/24	JPY	150,000	1,373,692
0.60%, 03/20/23	JPY	200,000	1,826,361
0.60%, 12/20/23	JPY	329,000	3,017,425
0.60%, 03/20/24	JPY	210,000	1,927,393

72	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® Core International Aggregate Bond ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security		Par (000)	Value

Japan (continued)
0.60%, 06/20/24	JPY	70,000	$643,140
0.70%, 12/20/22	JPY	200,000	1,831,040
0.80%, 09/20/22	JPY	70,000	642,160
0.80%, 12/20/22	JPY	130,000	1,194,956
0.80%, 06/20/23	JPY	130,000	1,199,610
0.80%, 09/20/23	JPY	90,000	831,879
0.90%, 03/20/22	JPY	160,000	1,466,391
0.90%, 06/20/22	JPY	30,000	275,584
1.00%, 09/20/21	JPY	110,000	1,006,165
1.00%, 12/20/21	JPY	165,000	1,513,152
1.00%, 03/20/22	JPY	20,000	183,924
1.20%, 12/20/20	JPY	200,000	1,822,267
1.20%, 06/20/21	JPY	20,000	183,396
1.30%, 12/20/19	JPY	20,000	180,095
1.30%, 03/20/20	JPY	150,000	1,355,523
1.40%, 03/20/20	JPY	130,000	1,176,272
Japan Government Thirty Year Bond
0.30%, 06/20/46	JPY	53,000	406,948
0.50%, 09/20/46	JPY	29,000	235,063
0.60%, 12/20/46	JPY	42,000	349,044
0.80%, 03/20/46	JPY	36,000	316,132
0.80%, 03/20/47	JPY	26,000	227,748
0.80%, 06/20/47	JPY	47,000	410,508
0.80%, 03/20/48	JPY	20,000	174,050
1.40%, 12/20/45	JPY	25,000	252,027
1.50%, 12/20/44	JPY	54,500	561,448
1.60%, 06/20/45	JPY	33,000	347,200
1.70%, 03/20/44	JPY	10,000	106,871
1.70%, 06/20/44	JPY	45,000	481,736
1.70%, 09/20/44	JPY	19,000	203,174
1.80%, 03/20/43	JPY	50,000	542,200
1.80%, 09/20/43	JPY	36,000	391,552
1.90%, 09/20/42	JPY	34,000	376,020
2.00%, 09/20/40	JPY	90,000	1,004,718
2.00%, 09/20/41	JPY	58,000	649,181
2.00%, 03/20/42	JPY	46,000	515,817
2.20%, 09/20/39	JPY	40,000	457,947
2.20%, 03/20/41	JPY	62,000	715,971
2.30%, 03/20/35	JPY	29,000	330,778
2.30%, 06/20/35	JPY	15,000	171,269
2.30%, 12/20/35	JPY	60,000	687,021
2.30%, 03/20/39	JPY	34,500	400,442
2.30%, 03/20/40	JPY	75,000	874,228
2.40%, 09/20/38	JPY	30,000	352,714
2.50%, 09/20/37	JPY	49,000	579,572
2.50%, 03/20/38	JPY	5,000	59,344
Japan Government Twenty Year Bond
0.40%, 03/20/36	JPY	140,000	1,212,680
0.50%, 09/20/36	JPY	94,000	823,957
0.60%, 09/20/37	JPY	77,000	680,906
0.70%, 03/20/37	JPY	82,300	745,028
0.80%, 06/20/23	JPY	100,000	922,777
1.00%, 12/20/35	JPY	65,000	620,799
1.20%, 12/20/34	JPY	60,000	592,971
1.20%, 03/20/35	JPY	30,000	295,800
1.20%, 09/20/35	JPY	85,000	838,529
1.30%, 06/20/35	JPY	62,500	624,579
1.40%, 09/20/34	JPY	75,000	762,122
1.50%, 03/20/34	JPY	25,000	257,202
1.50%, 06/20/34	JPY	10,000	102,852

Security		Par (000)	Value

Japan (continued)
1.60%, 03/20/32	JPY	40,000	$413,908
1.60%, 03/20/33	JPY	85,000	883,901
1.60%, 12/20/33	JPY	15,000	156,085
1.70%, 12/20/22	JPY	100,000	952,302
1.70%, 12/20/31	JPY	10,000	104,516
1.70%, 03/20/32	JPY	56,000	586,240
1.70%, 06/20/32	JPY	55,000	576,239
1.70%, 09/20/32	JPY	46,000	483,025
1.70%, 12/20/32	JPY	25,000	262,777
1.70%, 06/20/33	JPY	31,000	326,215
1.70%, 09/20/33	JPY	85,000	895,266
1.80%, 06/20/31	JPY	11,000	115,960
1.80%, 09/20/31	JPY	80,000	844,312
1.80%, 12/20/31	JPY	10,000	105,662
1.80%, 12/20/32	JPY	17,600	186,985
1.90%, 12/20/28	JPY	180,000	1,878,281
1.90%, 09/20/30	JPY	45,000	476,879
1.90%, 06/20/31	JPY	80,000	851,904
2.00%, 03/20/27	JPY	35,000	360,904
2.00%, 06/20/30	JPY	20,000	213,422
2.10%, 09/20/25	JPY	70,000	710,923
2.10%, 12/20/26	JPY	107,000	1,106,635
2.10%, 09/20/27	JPY	60,000	627,508
2.10%, 12/20/27	JPY	50,000	524,310
2.10%, 06/20/29	JPY	100,000	1,067,485
2.10%, 09/20/29	JPY	25,000	267,374
2.10%, 03/20/30	JPY	90,000	967,475
2.10%, 12/20/30	JPY	100,000	1,082,974
2.20%, 09/21/20	JPY	130,000	1,202,732
2.20%, 03/20/28	JPY	75,000	795,377
2.20%, 12/20/29	JPY	18,000	194,726
2.20%, 03/20/30	JPY	15,000	162,728
2.30%, 06/20/27	JPY	25,000	264,253
2.40%, 03/20/20	JPY	30,000	275,140
Series 49, 2.10%, 03/22/21	JPY	120,000	1,119,794
Japan Government Two Year Bond, 0.10%, 02/15/20	JPY	100,000	888,831

			106,080,139

Latvia — 0.1%
Latvia Government International Bond
1.38%, 09/23/25(a)	EUR	100	118,109
2.63%, 01/21/21(a)	EUR	350	419,628

			537,737

Lithuania — 0.0%
Lithuania Government International Bond
0.95%, 05/26/27(a)	EUR	220	250,021
2.13%, 10/22/35(a)	EUR	60	74,071

			324,092

Luxembourg — 0.0%
Luxembourg Government Bond
0.63%, 02/01/27(a)	EUR	70	79,954
2.13%, 07/10/23(a)	EUR	100	124,925
2.25%, 03/19/28(a)	EUR	190	246,575

			451,454

Malaysia — 0.7%
Malaysia Government Bond
3.48%, 03/15/23	MYR	2,200	517,716
3.62%, 11/30/21	MYR	2,000	477,214
3.66%, 10/15/20	MYR	600	143,749

S C H E D U L E O F I N V E S T M E N T S	73

Schedule of Investments (continued)	iShares® Core International Aggregate Bond ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security		Par (000)	Value

Malaysia (continued)
3.80%, 08/17/23	MYR	2,500	$594,701
3.89%, 07/31/20	MYR	1,000	240,435
3.90%, 11/30/26	MYR	1,900	445,924
3.90%, 11/16/27	MYR	2,400	561,082
3.96%, 09/15/25	MYR	1,500	355,867
4.06%, 09/30/24	MYR	2,000	478,160
4.25%, 05/31/35	MYR	800	179,806
4.38%, 11/29/19	MYR	600	144,751
4.50%, 04/15/30	MYR	850	203,163
4.74%, 03/15/46	MYR	1,000	230,759
4.76%, 04/07/37	MYR	800	189,735
4.94%, 09/30/43	MYR	450	107,261
Malaysia Government Investment Issue
3.23%, 04/15/20	MYR	2,500	594,778
3.99%, 10/15/25	MYR	150	35,517
4.58%, 08/30/33	MYR	1,600	378,406

			5,879,024

Mexico — 0.8%
Mexican Bonos
5.75%, 03/05/26	MXN	8,000	329,493
6.50%, 06/10/21	MXN	33,500	1,571,527
6.50%, 06/09/22	MXN	3,000	138,167
7.50%, 06/03/27	MXN	9,000	406,944
7.75%, 05/29/31	MXN	13,000	581,736
7.75%, 11/13/42	MXN	9,000	386,790
8.00%, 06/11/20	MXN	16,000	782,152
8.00%, 12/07/23	MXN	8,000	382,855
8.50%, 12/13/18	MXN	5,000	246,993
8.50%, 05/31/29	MXN	2,000	95,472
8.50%, 11/18/38	MXN	5,500	257,534
10.00%, 12/05/24	MXN	4,000	208,110
10.00%, 11/20/36	MXN	3,000	160,586
Mexico Government International Bond
1.38%, 01/15/25	EUR	250	277,237
1.75%, 04/17/28	EUR	200	214,869
2.38%, 04/09/21	EUR	300	356,911
3.00%, 03/06/45	EUR	100	106,366
6.75%, 02/06/24	GBP	100	151,864

			6,655,606

Netherlands — 1.5%
Netherlands Government Bond
0.00%, 01/15/22(e)(g)	EUR	501	574,822
0.00%, 01/15/24(e)(g)	EUR	1,040	1,181,082
0.25%, 01/15/20(g)	EUR	600	687,926
0.75%, 07/15/27(g)	EUR	1,742	2,031,071
1.75%, 07/15/23(g)	EUR	710	877,157
2.25%, 07/15/22(g)	EUR	1,300	1,615,105
2.50%, 01/15/33(g)	EUR	500	699,562
2.75%, 01/15/47(g)	EUR	500	799,689
3.25%, 07/15/21(g)	EUR	1,020	1,274,402
3.50%, 07/15/20(g)	EUR	1,100	1,335,543
3.75%, 01/15/42(g)	EUR	720	1,291,535
4.00%, 01/15/37(g)	EUR	615	1,066,840

			13,434,734

New Zealand — 0.2%
New Zealand Government Bond
2.75%, 04/15/25(a)	NZD	200	134,970
2.75%, 04/15/37(a)	NZD	110	70,715
3.00%, 04/15/20	NZD	300	198,468

Security		Par (000)	Value

New Zealand (continued)
3.00%, 04/20/29	NZD	300	$204,014
3.50%, 04/14/33(a)	NZD	330	235,356
3.50%, 04/14/33	NZD	200	125,126
4.50%, 04/15/27(a)	NZD	100	75,813
5.00%, 03/15/19(a)	NZD	200	132,159
5.50%, 04/15/23(a)	NZD	520	390,715
6.00%, 05/15/21(a)	NZD	600	432,606

			1,999,942

Norway — 0.3%
Kommunalbanken AS
0.88%, 05/24/27(a)	EUR	100	114,112
1.50%, 12/15/23(a)	GBP	200	256,454
4.25%, 07/16/25	AUD	150	114,661
Norway Government Bond
1.50%, 02/19/26(g)	NOK	1,700	197,966
1.75%, 03/13/25(g)	NOK	550	65,507
1.75%, 02/17/27(g)	NOK	1,540	181,441
2.00%, 05/24/23(g)	NOK	3,000	364,139
3.00%, 03/14/24(g)	NOK	4,517	574,756
3.75%, 05/25/21(g)	NOK	5,700	720,279
4.50%, 05/22/19(g)	NOK	3,790	459,912

			3,049,227

Peru — 0.0%
Peruvian Government International Bond, 2.75%,
01/30/26	EUR	100	122,978

Poland — 0.7%
Bank Gospodarstwa Krajowego
1.38%, 06/01/25(a)	EUR	200	228,584
1.63%, 04/30/28(a)	EUR	100	111,374
Republic of Poland Government International Bond
0.88%, 10/14/21(a)	EUR	940	1,088,658
0.88%, 05/10/27(a)	EUR	100	110,586
1.38%, 10/22/27(a)	EUR	570	656,204
1.50%, 09/09/25(a)	EUR	100	117,959
1.50%, 01/19/26(a)	EUR	170	199,360
1.63%, 01/15/19(a)	EUR	300	341,196
2.38%, 01/18/36(a)	EUR	150	183,197
3.00%, 01/15/24(a)	EUR	400	510,566
3.38%, 07/09/24(a)	EUR	720	937,243
4.00%, 03/23/21	EUR	1,000	1,242,196
4.50%, 01/18/22(a)	EUR	160	207,602
5.25%, 01/20/25	EUR	100	144,242

			6,078,967

Portugal — 0.8%
Portugal Obrigacoes do Tesouro OT
2.13%, 10/17/28(g)	EUR	250	289,797
2.25%, 04/18/34(g)	EUR	200	221,670
3.85%, 04/15/21(g)	EUR	1,400	1,736,283
4.10%, 04/15/37(g)	EUR	400	548,024
4.10%, 02/15/45(g)	EUR	150	205,077
4.13%, 04/14/27(g)	EUR	800	1,077,875
4.80%, 06/15/20(g)	EUR	400	489,545
4.95%, 10/25/23(g)	EUR	1,500	2,053,103

			6,621,374

Romania — 0.1%
Romanian Government International Bond
2.75%, 10/29/25(a)	EUR	60	73,252
2.88%, 05/26/28(a)	EUR	150	171,006

74	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® Core International Aggregate Bond ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security		Par (000)	Value

Romania (continued)
3.38%, 02/08/38(a)	EUR	200	$207,190
3.63%, 04/24/24(a)	EUR	50	64,423
4.88%, 11/07/19(a)	EUR	200	237,940

			753,811

Russia — 0.3%
Russian Federal Bond - OFZ
6.90%, 05/23/29	RUB	20,000	270,928
7.00%, 08/16/23	RUB	34,000	494,009
7.05%, 01/19/28	RUB	11,455	159,150
7.10%, 10/16/24	RUB	15,000	215,219
7.40%, 12/07/22	RUB	20,000	296,705
7.60%, 04/14/21	RUB	15,000	226,556
7.70%, 03/23/33	RUB	10,000	142,843
7.75%, 09/16/26	RUB	15,000	219,850
8.50%, 09/17/31	RUB	11,500	175,325

			2,200,585

Singapore — 0.4%
Singapore Government Bond
1.25%, 10/01/21	SGD	150	105,630
1.75%, 04/01/22	SGD	500	355,780
2.13%, 06/01/26	SGD	300	211,638
2.25%, 06/01/21	SGD	400	289,659
2.25%, 08/01/36	SGD	200	132,591
2.38%, 06/01/25	SGD	150	108,021
2.50%, 06/01/19	SGD	250	181,077
2.75%, 07/01/23	SGD	450	331,576
2.75%, 04/01/42	SGD	100	70,113
2.75%, 03/01/46	SGD	400	278,195
2.88%, 09/01/30	SGD	400	295,286
3.00%, 09/01/24	SGD	250	186,771
3.25%, 09/01/20	SGD	1,350	995,635
3.38%, 09/01/33	SGD	210	162,130
3.50%, 03/01/27	SGD	280	217,580

			3,921,682

Slovakia — 0.2%
Slovakia Government Bond
0.63%, 05/22/26	EUR	350	396,175
1.38%, 01/21/27(a)	EUR	100	119,182
1.63%, 01/21/31(a)	EUR	330	387,270
1.88%, 03/09/37(a)	EUR	224	267,795
3.00%, 02/28/23(a)	EUR	150	191,331
4.00%, 04/27/20(a)	EUR	300	362,716
4.35%, 10/14/25(a)	EUR	50	73,612

			1,798,081

Slovenia — 0.1%
Slovenia Government Bond
1.25%, 03/22/27(a)	EUR	230	265,576
1.75%, 11/03/40(a)	EUR	80	90,625
2.13%, 07/28/25(a)	EUR	250	311,135
2.25%, 03/03/32(a)	EUR	160	200,637
3.00%, 04/08/21(a)	EUR	50	61,013
3.13%, 08/07/45(a)	EUR	80	112,704

			1,041,690

South Korea — 2.7%
Korea Treasury Bond
1.25%, 12/10/19	KRW	1,000,000	872,526
1.38%, 09/10/21	KRW	1,050,000	906,458
1.50%, 12/10/26	KRW	450,000	374,106
1.50%, 09/10/36	KRW	380,000	299,641

Security		Par (000)	Value

South Korea (continued)
1.75%, 06/10/20	KRW	1,000,000	$876,025
1.75%, 12/10/20	KRW	2,200,000	1,925,172
1.88%, 03/10/22	KRW	860,000	751,717
1.88%, 06/10/26	KRW	300,000	257,304
2.00%, 03/10/20	KRW	400,000	351,705
2.00%, 09/10/20	KRW	200,000	175,829
2.00%, 03/10/21	KRW	270,000	237,308
2.00%, 09/10/22	KRW	1,250,000	1,095,775
2.00%, 03/10/46	KRW	300,000	254,677
2.13%, 06/10/27	KRW	800,000	694,010
2.13%, 03/10/47	KRW	930,000	808,926
2.25%, 06/10/25	KRW	1,050,000	926,236
2.25%, 12/10/25	KRW	730,000	643,635
2.38%, 03/10/23	KRW	1,000,000	888,905
2.38%, 12/10/27	KRW	1,700,000	1,508,895
2.63%, 06/10/28	KRW	600,000	544,190
2.63%, 09/10/35	KRW	740,000	687,003
2.63%, 03/10/48	KRW	550,000	532,735
2.75%, 09/10/19	KRW	80,000	70,794
2.75%, 12/10/44	KRW	600,000	588,921
3.00%, 03/10/23	KRW	750,000	683,459
3.00%, 09/10/24	KRW	120,000	110,372
3.00%, 12/10/42	KRW	1,030,000	1,048,937
3.38%, 09/10/23	KRW	1,200,000	1,115,459
3.50%, 03/10/24	KRW	225,000	211,128
3.75%, 12/10/33	KRW	1,030,000	1,080,278
4.00%, 12/10/31	KRW	750,000	791,210
4.25%, 06/10/21	KRW	900,000	836,697
4.75%, 12/10/30	KRW	160,000	178,336
5.00%, 06/10/20	KRW	1,150,000	1,060,832
5.25%, 03/10/27	KRW	100,000	107,581
5.50%, 12/10/29	KRW	150,000	173,681

			23,670,463

Spain — 4.7%
Adif - Alta Velocidad, 1.88%, 09/22/22(a)	EUR	100	118,994
Autonomous Community of Andalusia Spain, 1.88%, 10/31/28(a)	EUR	200	228,103
Autonomous Community of Madrid Spain
0.75%, 04/30/22(a)	EUR	100	114,954
1.00%, 09/30/24(a)	EUR	50	56,692
1.19%, 05/08/22(a)	EUR	170	198,170
1.77%, 04/30/28(a)	EUR	150	171,332
1.83%, 04/30/25(a)	EUR	50	59,123
FADE - Fondo de Amortizacion del Deficit Electrico
0.03%, 06/17/20(a)	EUR	200	227,018
0.50%, 03/17/23(a)	EUR	200	225,916
0.85%, 09/17/19(a)	EUR	100	114,422
Instituto de Credito Oficial
0.25%, 04/30/22(a)	EUR	200	226,644
4.38%, 05/20/19(a)	EUR	50	58,099
Spain Government Bond
0.40%, 04/30/22	EUR	648	739,906
0.75%, 07/30/21	EUR	2,886	3,339,860
1.15%, 07/30/20	EUR	1,600	1,856,261
1.30%, 10/31/26(g)	EUR	1,816	2,065,663
1.40%, 01/31/20	EUR	1,600	1,852,472
1.40%, 04/30/28(g)	EUR	800	899,977
1.40%, 07/30/28(g)	EUR	1,100	1,229,952
1.45%, 10/31/27(g)	EUR	400	454,321
1.50%, 04/30/27(g)	EUR	1,300	1,489,064

S C H E D U L E O F I N V E S T M E N T S	75

Schedule of Investments (continued)	iShares® Core International Aggregate Bond ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security		Par (000)	Value

Spain (continued)
1.60%, 04/30/25(g)	EUR	1,000	$1,181,669
1.95%, 04/30/26(g)	EUR	600	717,873
1.95%, 07/30/30(g)	EUR	1,250	1,443,774
2.15%, 10/31/25(g)	EUR	1,100	1,338,248
2.35%, 07/30/33(g)	EUR	900	1,059,494
2.70%, 10/31/48(g)	EUR	250	285,497
2.75%, 10/31/24(g)	EUR	1,970	2,483,420
2.90%, 10/31/46(g)	EUR	410	492,614
3.45%, 07/30/66(g)	EUR	550	703,480
3.80%, 04/30/24(g)	EUR	1,000	1,319,040
4.20%, 01/31/37(g)	EUR	1,140	1,685,457
4.30%, 10/31/19(g)	EUR	480	569,360
4.40%, 10/31/23(g)	EUR	1,100	1,478,363
4.65%, 07/30/25(g)	EUR	400	561,326
4.70%, 07/30/41(g)	EUR	350	556,436
4.80%, 01/31/24(g)	EUR	250	343,422
4.85%, 10/31/20(g)	EUR	1,450	1,806,442
4.90%, 07/30/40(g)	EUR	700	1,137,117
5.15%, 10/31/28(g)	EUR	950	1,433,632
5.15%, 10/31/44(g)	EUR	970	1,648,840
5.40%, 01/31/23(g)	EUR	1,500	2,057,997
5.50%, 04/30/21(g)	EUR	300	387,017
5.75%, 07/30/32	EUR	250	415,931
6.00%, 01/31/29	EUR	100	160,776

			40,994,168

Supranational — 3.2%
African Development Bank, 0.13%, 10/07/26	EUR	150	162,885
Asian Development Bank, 2.60%, 01/16/20(a)	AUD	50	35,594
Council of Europe Development Bank
0.13%, 04/10/24(a)	EUR	150	169,351
0.75%, 06/09/25(a)	EUR	50	58,033
EUROFIMA, 0.25%, 04/25/23(a)	EUR	150	170,166
European Bank for Reconstruction & Development, 1.25%, 12/15/22	GBP	200	255,391
European Financial Stability Facility
0.00%, 03/29/21(a)(e)	EUR	1,100	1,254,157
0.00%, 11/17/22(a)(e)	EUR	710	805,607
0.10%, 01/19/21(a)	EUR	200	228,552
0.38%, 10/11/24(a)	EUR	350	397,158
0.40%, 02/17/25(a)	EUR	925	1,047,295
0.50%, 01/20/23(a)	EUR	100	115,648
0.75%, 05/03/27(a)	EUR	540	613,401
1.25%, 05/24/33(a)	EUR	350	397,547
1.38%, 05/31/47(a)	EUR	220	235,706
1.45%, 09/05/40(a)	EUR	450	505,059
1.50%, 01/22/20(a)	EUR	100	115,991
1.70%, 02/13/43(a)	EUR	250	291,330
1.75%, 06/27/24(a)	EUR	100	122,636
1.80%, 07/10/48(a)	EUR	200	234,802
2.00%, 02/28/56(a)	EUR	150	180,496
2.13%, 02/19/24(a)	EUR	50	62,303
2.35%, 07/29/44(a)	EUR	50	66,572
2.75%, 12/03/29(a)	EUR	80	107,775
3.00%, 09/04/34(a)	EUR	200	281,753
3.38%, 07/05/21(a)	EUR	50	62,187
3.38%, 04/03/37(a)	EUR	80	119,619
European Investment Bank
0.00%, 10/16/23(e)	EUR	200	225,200
0.00%, 03/15/24(e)	EUR	250	279,914
0.00%, 03/13/26(e)	EUR	60	65,445

Security		Par (000)	Value

Supranational (continued)
0.13%, 04/15/25	EUR	50	$55,790
0.25%, 10/14/24(a)	EUR	630	712,957
0.38%, 03/15/22(a)	EUR	1,000	1,152,980
0.38%, 04/14/26(a)	EUR	350	392,645
0.50%, 01/15/27	EUR	891	999,179
0.50%, 11/13/37	EUR	200	195,381
0.63%, 01/17/20(a)	GBP	200	254,793
0.88%, 12/15/23(a)	GBP	200	249,074
1.00%, 09/21/26(a)	GBP	40	48,775
1.00%, 03/14/31(a)	EUR	400	451,883
1.00%, 04/14/32(a)	EUR	90	100,676
1.13%, 02/18/20	CAD	50	37,481
1.13%, 09/07/21(a)	GBP	270	345,313
1.13%, 04/13/33(a)	EUR	400	451,108
1.13%, 09/15/36(a)	EUR	100	109,880
1.50%, 10/16/48	EUR	450	504,468
1.75%, 09/15/45(a)	EUR	200	238,203
2.13%, 02/04/19(a)	CAD	180	137,095
2.13%, 01/15/24	EUR	1,140	1,423,337
2.25%, 03/07/20(a)	GBP	50	65,041
2.25%, 10/14/22(a)	EUR	200	247,594
2.70%, 01/12/23(a)	AUD	500	355,392
2.75%, 09/15/21	EUR	300	369,460
3.50%, 04/15/27(a)	EUR	50	70,218
3.88%, 06/08/37(a)	GBP	150	245,638
4.00%, 04/15/30	EUR	100	151,167
4.00%, 10/15/37	EUR	150	245,740
4.25%, 04/15/19	EUR	50	57,871
4.63%, 04/15/20	EUR	50	60,864
5.00%, 04/15/39	GBP	40	76,214
5.38%, 06/07/21	GBP	1,000	1,418,302
5.63%, 06/07/32	GBP	100	183,936
6.00%, 08/06/20	AUD	50	37,711
6.50%, 08/07/19	AUD	100	73,183
Series 2000, 1.50%, 07/15/20	EUR	100	117,051
European Stability Mechanism
0.00%, 10/18/22(a)(e)	EUR	350	396,813
0.13%, 04/22/24(a)	EUR	300	337,903
0.50%, 03/02/26(a)	EUR	200	226,562
0.75%, 03/15/27(a)	EUR	600	684,847
0.88%, 07/18/42(a)	EUR	150	149,654
1.00%, 09/23/25(a)	EUR	100	117,429
1.13%, 05/03/32(a)	EUR	150	170,274
1.20%, 05/23/33(a)	EUR	400	454,217
1.38%, 03/04/21(a)	EUR	50	58,920
1.63%, 11/17/36(a)	EUR	50	59,279
1.80%, 11/02/46(a)	EUR	250	300,017
1.85%, 12/01/55(a)	EUR	50	59,304
Series 43, 0.88%, 10/15/19(a)	EUR	20	22,952
European Union
0.50%, 04/04/25(a)	EUR	1,480	1,695,376
0.75%, 04/04/31(a)	EUR	160	176,156
1.13%, 04/04/36(a)	EUR	100	110,872
1.50%, 10/04/35(a)	EUR	60	70,980
1.88%, 04/04/24(a)	EUR	270	334,081
2.50%, 11/04/27(a)	EUR	250	328,097
2.75%, 09/21/21(a)	EUR	50	61,565
3.38%, 04/04/32(a)	EUR	50	73,073
3.75%, 04/04/42(a)	EUR	130	215,202

76	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® Core International Aggregate Bond ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security		Par (000)	Value
Supranational (continued)
Inter-American Development Bank
1.38%, 12/15/24	GBP	100	$127,279
2.50%, 04/14/27(a)	AUD	100	67,970
3.25%, 02/07/20	AUD	50	35,891
International Bank for Reconstruction & Development
0.63%, 12/15/23	GBP	200	247,196
0.63%, 01/12/33(a)	EUR	60	63,380
1.13%, 03/11/20	CAD	50	37,450
1.38%, 12/15/20	GBP	100	128,772
2.50%, 03/12/20	AUD	50	35,573
2.60%, 09/20/22	AUD	350	248,693
3.75%, 02/10/20	NZD	50	33,315
International Finance Corp.
2.70%, 02/05/21	AUD	100	71,455
2.80%, 08/15/22	AUD	250	179,098

			27,683,618

Sweden — 0.5%
Kommuninvest I Sverige AB
0.75%, 02/22/23(a)	SEK	2,000	220,618
1.00%, 09/15/21(a)	SEK	700	78,377
Sweden Government Bond
0.75%, 05/12/28	SEK	3,700	409,811
1.00%, 11/12/26	SEK	2,000	228,342
1.50%, 11/13/23(g)	SEK	4,450	521,592
2.25%, 06/01/32	SEK	500	63,301
2.50%, 05/12/25	SEK	5,350	669,984
3.50%, 06/01/22	SEK	3,500	433,007
3.50%, 03/30/39	SEK	2,250	343,159
5.00%, 12/01/20	SEK	13,800	1,681,828

			4,650,019

Switzerland — 0.3%
Swiss Confederation Government Bond, 0.00%, 06/22/29(a)(e)	CHF	2,445	2,415,370

Thailand — 0.6%
Thailand Government Bond
2.55%, 06/26/20	THB	5,000	152,258
2.88%, 06/17/46	THB	12,300	336,835
3.40%, 06/17/36	THB	5,900	180,894
3.60%, 06/17/67	THB	3,000	84,988
3.63%, 06/16/23	THB	19,500	619,700
3.65%, 12/17/21	THB	26,000	819,718
3.80%, 06/14/41	THB	2,000	63,484
3.85%, 12/12/25	THB	20,500	666,797
4.00%, 06/17/66	THB	3,000	95,434
4.26%, 12/12/37(a)	THB	24,800	834,170
4.68%, 06/29/44	THB	5,500	201,703
4.85%, 06/17/61	THB	4,500	167,461
4.88%, 06/22/29	THB	29,000	1,026,215

			5,249,657

United Kingdom — 7.7%
LCR Finance PLC, 4.50%, 12/07/28(a)	GBP	150	240,966
State of Schleswig-Holstein Germany, 0.38%, 10/30/24	EUR	300	340,285
Transport for London
2.13%, 04/24/25(a)	GBP	100	130,092
2.25%, 08/09/22(a)	GBP	100	131,667
3.88%, 07/23/42(a)	GBP	100	155,289

Security		Par/ Shares (000)	Value

United Kingdom (continued)
United Kingdom Gilt
0.50%, 07/22/22(a)	GBP	1,480	$1,863,989
0.75%, 07/22/23(a)	GBP	1,810	2,283,540
1.25%, 07/22/27(a)	GBP	960	1,217,575
1.50%, 01/22/21(a)	GBP	2,150	2,792,187
1.50%, 07/22/26(a)	GBP	2,190	2,853,957
1.50%, 07/22/47(a)	GBP	1,260	1,480,507
1.63%, 10/22/71(a)	GBP	460	558,982
1.75%, 09/07/22(a)	GBP	900	1,186,187
1.75%, 09/07/37(a)	GBP	630	797,158
1.75%, 07/22/57(a)	GBP	560	707,232
2.00%, 07/22/20(a)	GBP	2,430	3,171,470
2.00%, 09/07/25(a)	GBP	1,415	1,909,264
2.25%, 09/07/23(a)	GBP	400	540,938
2.50%, 07/22/65(a)	GBP	1,090	1,714,862
2.75%, 09/07/24(a)	GBP	1,330	1,858,437
3.25%, 01/22/44(a)	GBP	1,150	1,871,193
3.50%, 01/22/45(a)	GBP	1,590	2,708,071
3.50%, 07/22/68(a)	GBP	610	1,219,819
3.75%, 09/07/19(a)	GBP	670	877,777
3.75%, 07/22/52(a)	GBP	1,125	2,135,977
4.00%, 03/07/22(a)	GBP	1,660	2,342,949
4.00%, 01/22/60(a)	GBP	1,040	2,185,668
4.25%, 12/07/27(a)	GBP	590	944,240
4.25%, 06/07/32(a)	GBP	1,310	2,211,075
4.25%, 03/07/36(a)	GBP	1,225	2,150,300
4.25%, 09/07/39(a)	GBP	970	1,760,195
4.25%, 12/07/40(a)	GBP	1,725	3,169,257
4.25%, 12/07/46(a)	GBP	1,205	2,335,846
4.25%, 12/07/49(a)	GBP	650	1,301,734
4.25%, 12/07/55(a)	GBP	1,035	2,195,632
4.50%, 09/07/34(a)	GBP	920	1,631,271
4.50%, 12/07/42(a)	GBP	685	1,324,896
4.75%, 03/07/20(a)	GBP	1,400	1,884,911
4.75%, 12/07/30(a)	GBP	2,095	3,628,357
4.75%, 12/07/38(a)	GBP	730	1,397,186
5.00%, 03/07/25(a)	GBP	410	648,136
6.00%, 12/07/28(a)	GBP	430	789,210
8.00%, 06/07/21(a)	GBP	100	151,504

			66,799,788

Total Foreign Government Obligations — 75.3% (Cost: $674,944,240)			656,271,132

Short-Term Investments

Money Market Funds — 0.4%
BlackRock Cash Funds: Treasury, SLAgency Shares, 2.11%(h)(i)		3,592	3,591,668

Total Short-Term Investments — 0.4% (Cost: $3,591,668)			3,591,668

Total Investments in Securities — 99.0% (Cost: $887,085,163)			863,035,990

Other Assets, Less Liabilities — 1.0%			8,282,149

Net Assets — 100.0%			$871,318,139

(a)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

S C H E D U L E O F I N V E S T M E N T S	77

Schedule of Investments (continued)	iShares® Core International Aggregate Bond ETF
October 31, 2018

(b)	Security is issued at a fixed coupon rate, which converts to a variable rate at a specified date. Reference index and spread are provided if the rate is currently floating.
(c)	Variable or floating rate security. Rate shown is the rate in effect as of period-end.
(d)	Perpetual security with no stated maturity date.
(e)	Zero-coupon bond.
(f)	Maturity date represents next reset date.
(g)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(h)	Affiliate of the Fund.
(i)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 10/31/17 (000)	Net Activity (000)	Shares Held at 10/31/18 (000)	Value at 10/31/18	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Treasury, SL Agency Shares	2,826	766	3,592	$3,591,668	$72,068	(b)	$—		$—

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	35,510,000	USD	25,163,451	JPM	11/02/18	$4,257
CAD	14,170,000	USD	10,788,121	MS	11/02/18	2,080
CHF	7,200,000	USD	7,152,792	UBS	11/02/18	4,978
EUR	86,180,000	USD	97,557,484	CITI	11/02/18	88,719
EUR	86,180,000	USD	97,560,069	JPM	11/02/18	86,134
EUR	86,180,000	USD	97,549,727	MS	11/02/18	96,476
EUR	86,190,000	USD	97,592,937	SSB	11/02/18	64,597
EUR	86,180,000	USD	97,535,939	UBS	11/02/18	110,264
JPY	2,471,970,000	USD	21,804,061	CITI	11/02/18	99,887
JPY	2,471,970,000	USD	21,803,676	JPM	11/02/18	100,271
JPY	2,471,970,000	USD	21,816,954	MS	11/02/18	86,993
JPY	2,471,960,000	USD	21,804,357	SSB	11/02/18	99,501
JPY	2,471,970,000	USD	21,807,139	UBS	11/02/18	96,809
NOK	22,180,000	USD	2,633,297	MS	11/02/18	5,624
SEK	76,740,000	USD	8,371,916	JPM	11/02/18	24,420
SGD	5,390,000	USD	3,892,034	JPM	11/02/18	225
USD	26,043,733	AUD	36,070,000	UBS	11/02/18	479,125
USD	10,923,949	CAD	14,170,000	CITI	11/02/18	133,748
USD	10,932,332	CAD	14,180,000	DB	11/02/18	134,516
USD	10,918,719	CAD	14,170,000	MS	11/02/18	128,518
USD	10,917,047	CAD	14,170,000	SSB	11/02/18	126,847
USD	10,925,684	CAD	14,170,000	UBS	11/02/18	135,483
USD	7,390,644	CHF	7,200,000	MS	11/02/18	232,875
USD	1,938,105	CZK	43,040,000	MS	11/02/18	58,494
USD	4,807,820	DKK	30,880,000	JPM	11/02/18	118,160
USD	100,155,118	EUR	86,280,000	CITI	11/02/18	2,395,610

78	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® Core International Aggregate Bond ETF
October 31, 2018

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	100,169,219	EUR	86,270,000	DB	11/02/18	$2,421,041
USD	100,181,865	EUR	86,280,000	MS	11/02/18	2,422,357
USD	100,215,514	EUR	86,280,000	SSB	11/02/18	2,456,006
USD	102,823,001	EUR	88,540,000	UBS	11/02/18	2,502,801
USD	193,079,160	GBP	148,800,000	JPM	11/02/18	2,950,032
USD	2,008,558	ILS	7,290,000	CITI	11/02/18	50,039
USD	2,716,209	NOK	22,180,000	JPM	11/02/18	77,288
USD	2,037,372	NZD	3,080,000	JPM	11/02/18	26,132
USD	8,650,485	SEK	76,740,000	JPM	11/02/18	254,148
USD	3,942,061	SGD	5,390,000	SSB	11/02/18	49,802
USD	5,207,637	THB	168,290,000	JPM	11/02/18	131,016
USD	1,520,967	HUF	425,190,000	DB	11/05/18	38,692
USD	6,365,986	MXN	120,550,000	JPM	11/05/18	413,193
JPY	170,000,000	USD	1,508,939	MS	12/04/18	878
USD	10,798,388	CAD	14,170,000	CITI	12/04/18	2,230
USD	10,798,700	CAD	14,170,000	JPM	12/04/18	2,542
USD	10,808,668	CAD	14,180,000	SSB	12/04/18	4,892
USD	10,798,494	CAD	14,170,000	UBS	12/04/18	2,337
USD	1,887,411	CZK	43,040,000	MS	12/04/18	5,963
USD	4,706,506	DKK	30,880,000	JPM	12/04/18	4,360
USD	95,604,000	GBP	74,400,000	JPM	12/04/18	407,289
USD	1,488,221	HUF	425,190,000	CITI	12/04/18	3,192
USD	1,965,034	ILS	7,290,000	SSB	12/04/18	1,593
USD	5,960,643	MXN	120,550,000	JPM	12/04/18	36,516
USD	2,017,333	NZD	3,080,000	JPM	12/04/18	5,426
USD	4,610,129	IDR	68,820,000,000	MS	12/11/18	105,986
USD	1,284,036	KRW	1,427,720,000	DB	12/11/18	29,784
USD	23,023,142	KRW	25,559,590,000	MS	12/11/18	569,031
USD	5,776,372	MYR	23,930,000	MS	12/11/18	61,886

						19,951,063

AUD	560,000	USD	398,833	UBS	11/02/18	(1,933)
CAD	14,170,000	USD	10,792,822	CITI	11/02/18	(2,621)
CAD	14,170,000	USD	10,793,140	JPM	11/02/18	(2,939)
CAD	14,180,000	USD	10,803,151	SSB	11/02/18	(5,335)
CAD	14,170,000	USD	10,792,901	UBS	11/02/18	(2,700)
CZK	43,040,000	USD	1,885,900	MS	11/02/18	(6,288)
DKK	30,880,000	USD	4,694,158	JPM	11/02/18	(4,498)
EUR	740,000	USD	861,598	DB	11/02/18	(23,141)
EUR	2,000,000	USD	2,308,408	UBS	11/02/18	(42,309)
GBP	74,400,000	USD	95,470,601	JPM	11/02/18	(406,036)
GBP	74,400,000	USD	95,064,600	JPM	11/02/18	(35)
ILS	7,290,000	USD	1,960,152	SSB	11/02/18	(1,633)
NZD	3,080,000	USD	2,016,692	JPM	11/02/18	(5,452)
THB	168,290,000	USD	5,078,613	CITI	11/02/18	(1,992)
USD	22,116,693	JPY	2,503,190,000	CITI	11/02/18	(63,892)
USD	21,332,939	JPY	2,414,590,000	DB	11/02/18	(62,569)
USD	21,333,527	JPY	2,414,600,000	MS	11/02/18	(62,071)
USD	21,340,663	JPY	2,414,600,000	SSB	11/02/18	(54,933)
USD	23,074,889	JPY	2,612,860,000	UBS	11/02/18	(77,475)

S C H E D U L E O F I N V E S T M E N T S	79

Schedule of Investments (continued)	iShares® Core International Aggregate Bond ETF
October 31, 2018

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
HUF	425,190,000	USD	1,485,498	CITI	11/05/18	$(3,223)
MXN	120,550,000	USD	5,988,381	JPM	11/05/18	(35,588)
USD	25,172,329	AUD	35,510,000	JPM	12/04/18	(4,186)
USD	957,126	AUD	1,350,000	MS	12/04/18	(21)
USD	11,227,912	CAD	14,740,000	MS	12/04/18	(2,530)
USD	797,537	CHF	800,000	MS	12/04/18	(35)
USD	7,172,994	CHF	7,200,000	UBS	12/04/18	(5,162)
USD	97,798,184	EUR	86,180,000	CITI	12/04/18	(92,818)
USD	97,801,373	EUR	86,180,000	JPM	12/04/18	(89,630)
USD	107,445,624	EUR	94,680,000	MS	12/04/18	(100,444)
USD	97,833,407	EUR	86,190,000	SSB	12/04/18	(68,955)
USD	97,777,501	EUR	86,180,000	UBS	12/04/18	(113,502)
USD	2,085,543	GBP	1,630,000	JPM	12/04/18	(84)
USD	21,853,407	JPY	2,471,970,000	CITI	12/04/18	(100,843)
USD	21,852,731	JPY	2,471,970,000	JPM	12/04/18	(101,519)
USD	21,866,069	JPY	2,471,970,000	MS	12/04/18	(88,181)
USD	21,853,512	JPY	2,471,960,000	SSB	12/04/18	(100,649)
USD	21,856,112	JPY	2,471,970,000	UBS	12/04/18	(98,138)
USD	2,636,714	NOK	22,180,000	MS	12/04/18	(5,669)
USD	65,322	NZD	100,000	MS	12/04/18	—
USD	8,393,249	SEK	76,740,000	JPM	12/04/18	(24,944)
USD	1,436,973	SEK	13,100,000	MS	12/04/18	(66)
USD	3,894,535	SGD	5,390,000	JPM	12/04/18	(420)
USD	5,076,943	THB	168,290,000	CITI	12/04/18	(3,525)
USD	2,573,045	RUB	177,360,000	MS	12/11/18	(112,162)

						(1,980,146)

Net unrealized appreciation						$17,970,917

Derivative Financial Instruments Categorized by Risk Exposure

As of October 31, 2018, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Foreign Currency Exchange Contracts
Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts Unrealized appreciation on forward foreign currency exchange contracts	$19,951,063

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts Unrealized depreciation on forward foreign currency exchange contracts	$1,980,146

80	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® Core International Aggregate Bond ETF
October 31, 2018

For the year ended October 31, 2018, the effect of derivative financial instruments in the Statement of Operations was as follows:

Foreign Currency Exchange Contracts
Net Realized Gain (Loss)from:
Forward foreign currency exchange contracts	$32,679,040

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$10,688,469

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$729,710,317
Average amounts sold — in USD	$1,463,564,259

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$19,951,063	$1,980,146

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$19,951,063	$1,980,146
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$19,951,063	$1,980,146

The following tables presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Cash Collateral Received (b)	Net Amount of Derivative Assets	(c)(d)
Citibank N.A.	$ 2,773,425	$(268,914)	$—	$2,504,511
Deutsche Bank AG London	2,624,033	(85,710)	—	2,538,323
JPMorgan Chase Bank N.A.	4,641,409	(675,331)	(3,300,000)	666,078
Morgan Stanley & Co. International PLC	3,777,161	(377,467)	(450,000)	2,949,694
State Street Bank and Trust Co.	2,803,238	(231,505)	—	2,571,733
UBS AG	3,331,797	(341,219)	—	2,990,578

	$19,951,063	$(1,980,146)	$(3,750,000)	$14,220,917

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Cash Collateral Pledged	Net Amount of Derivative Liabilities
Citibank N.A.	$268,914	$(268,914)	$—	$—
Deutsche Bank AG London	85,710	(85,710)	—	—
JPMorgan Chase Bank N.A.	675,331	(675,331)	—	—
Morgan Stanley & Co. International PLC	377,467	(377,467)	—	—
State Street Bank and Trust Co.	231,505	(231,505)	—	—
UBS AG	341,219	(341,219)	—	—

	$1,980,146	$(1,980,146)	$—	$—

(a)	The amount of derivatives available for offset is limited to the amount of derivatives assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

S C H E D U L E O F I N V E S T M E N T S	81

Schedule of Investments (continued)	iShares® Core International Aggregate Bond ETF
October 31, 2018

(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Corporate Bonds & Notes	$—	$203,173,190	$—	$203,173,190
Foreign Government Obligations	—	656,271,132	—	656,271,132
Money Market Funds	3,591,668	—	—	3,591,668

	$3,591,668	$859,444,322	$—	$863,035,990

Derivative financial instruments(a)
Assets
Forward Foreign Currency Exchange Contracts	$—	$19,951,063	$—	$19,951,063
Liabilities
Forward Foreign Currency Exchange Contracts	—	(1,980,146)	—	(1,980,146)

	$—	$17,970,917	$—	$17,970,917

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

82	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities
October 31, 2018

	iShares Core 1-5 Year USD Bond ETF	iShares Core International Aggregate Bond ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$2,174,794,870	$859,444,322
Affiliated(c)	115,266,224	3,591,668
Foreign currency, at value(d)	—	8,250,025
Receivables:
Investments sold	50,886,161	—
Securities lending income — Affiliated	18,689	—
Securities related to in-kind transactions	779,066	—
Dividends	172,912	6,681
Interest	14,402,704	6,397,078
Unrealized appreciation on:
Forward foreign currency exchange contracts	—	19,951,063

Total assets	2,356,320,626	897,640,837

LIABILITIES
Bank overdraft	68,642	—
Cash received:
Collateral — forward foreign currency exchange contracts	—	3,750,000
Collateral on securities loaned, at value	28,515,542	—
Payables:
Investments purchased	122,345,433	20,525,409
Capital shares redeemed	—	650
Investment advisory fees	106,129	66,493
Unrealized depreciation on:
Forward foreign currency exchange contracts	—	1,980,146

Total liabilities	151,035,746	26,322,698

NET ASSETS	$2,205,284,880	$871,318,139

NET ASSETS CONSIST OF:
Paid-in capital	$2,245,112,542	$864,773,702
Accumulated earnings (loss)	(39,827,662)	6,544,437

NET ASSETS	$2,205,284,880	$871,318,139

Shares outstanding	45,200,000	16,700,000

Net asset value	$48.79	$52.17

Shares authorized	Unlimited	Unlimited

Par value	None	None

(a) Securities loaned, at value	$27,111,987	$—
(b) Investments, at cost — Unaffiliated	$2,212,910,061	$883,493,495
(c) Investments, at cost — Affiliated	$115,300,034	$3,591,668
(d) Foreign currency, at cost	$—	$8,320,392

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	83

Statements of Operations
Year Ended October 31, 2018

	iShares Core 1-5 Year USD Bond ETF	iShares Core International Aggregate Bond ETF

INVESTMENT INCOME
Dividends — Affiliated	$1,631,935	$72,068
Interest — Unaffiliated	44,394,019	7,224,756
Interest — Affiliated	61,683	—
Securities lending income — Affiliated — net	132,749	—
Other income — Unaffiliated	25,479	974
Foreign taxes withheld	—	(84,268)

Total investment income	46,245,865	7,213,530

EXPENSES
Investment advisory fees	1,073,128	652,372
Proxy fees	95	31

Total expenses	1,073,223	652,403

Less:
Investment advisory fees waived	(76,603)	—

Total expenses after fees waived	996,620	652,403

Net investment income	45,249,245	6,561,127

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(5,847,524)	2,559,489
Investments — Affiliated	(15,840)	—
In-kind redemptions — Unaffiliated	(61,379)	257,122
Forward foreign currency exchange contracts	—	32,679,040
Foreign currency transactions	—	(145,347)

Net realized gain (loss)	(5,924,743)	35,350,304

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(37,214,297)	(41,125,385)
Investments — Affiliated	(36,798)	—
Forward foreign currency exchange contracts	—	10,688,469
Foreign currency translations	2,332	(264,654)

Net change in unrealized appreciation (depreciation)	(37,248,763)	(30,701,570)

Net realized and unrealized gain (loss)	(43,173,506)	4,648,734

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,075,739	$11,209,861

See notes to financial statements.

84	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares Core 1-5 Year USD Bond ETF		iShares Core International Aggregate Bond ETF

	Year Ended 10/31/18	Year Ended 10/31/17	Year Ended 10/31/18	Year Ended 10/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$45,249,245	$17,717,539	$ 6,561,127	$ 2,707,638
Net realized gain (loss)	(5,924,743)	(22,481)	35,350,304	(10,301,370)
Net change in unrealized appreciation (depreciation)	(37,248,763)	(4,798,934)	(30,701,570)	13,923,229

Net increase in net assets resulting from operations	2,075,739	12,896,124	11,209,861	6,329,497

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
From net investment income and net realized gain	(42,037,993)	(17,176,009)	(10,826,541)	(5,557,170)
Return of capital	—	—	—	(2,592,443)

Decrease in net assets resulting from distributions to shareholders	(42,037,993)	(17,176,009)	(10,826,541)	(8,149,613)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	1,088,354,368	581,059,513	405,699,787	280,264,137

NET ASSETS(b)
Total increase in net assets	1,048,392,114	576,779,628	406,083,107	278,444,021
Beginning of year	1,156,892,766	580,113,138	465,235,032	186,791,011

End of year	$2,205,284,880	$1,156,892,766	$871,318,139	$465,235,032

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed (distributions in excess of) net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	85

Financial Highlights
(For a share outstanding throughout each period)

	iShares Core 1-5 Year USD Bond ETF

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	10/31/18	10/31/17	10/31/16 (a)	10/31/15 (a)	10/31/14 (a)

Net asset value, beginning of year	$50.08	$50.44	$50.00	$50.12	$50.06

Net investment income(b)	1.24	1.03	0.94	0.77	0.54
Net realized and unrealized gain (loss)(c)	(1.37)	(0.38)	0.43	(0.13)	(0.02)

Net increase (decrease) from investment operations	(0.13)	0.65	1.37	0.64	0.52

Distributions(d)
From net investment income	(1.16)	(1.01)	(0.93)	(0.76)	(0.46)

Total distributions	(1.16)	(1.01)	(0.93)	(0.76)	(0.46)

Net asset value, end of year	$48.79	$50.08	$50.44	$50.00	$50.12

Total Return
Based on net asset value	(0.25)%	1.29%	2.79%	1.28%	1.04%

Ratios to Average Net Assets
Total expenses	0.06%	0.08%	0.12%	0.12%	0.12%

Total expenses after fees waived	0.06%	0.07%	0.11%	0.12%	0.12%

Net investment income	2.53%	2.06%	1.87%	1.53%	1.07%

Supplemental Data
Net assets, end of year (000)	$2,205,285	$1,156,893	$580,113	$429,973	$220,508

Portfolio turnover rate(e)(f)	107%	124%	124%	138%	116%

(a)	Per share amounts reflect a two-for-one stock split effective after the close of trading on July 22, 2016.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.
(f)	Portfolio turnover rate includes to-be-announced (TBA) transactions.

See notes to financial statements.

86	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)
(For a share outstanding throughout each period)

	iShares Core International Aggregate Bond ETF

			Period From
	Year Ended	Year Ended	11/10/15	(a)
	10/31/18	10/31/17	to 10/31/16

Net asset value, beginning of period	$51.98	$52.62	$49.85

Net investment income(b)	0.47	0.44	0.42
Net realized and unrealized gain(c)	0.44	0.30	2.67

Net increase from investment operations	0.91	0.74	3.09

Distributions(d)
From net investment income	(0.72)	(0.76)	(0.32)
From net realized gain	—	(0.20)	—
Return of capital	—	(0.42)	—

Total distributions	(0.72)	(1.38)	(0.32)

Net asset value, end of period	$52.17	$51.98	$52.62

Total Return
Based on net asset value	1.77%	1.46%	6.22	%(e)

Ratios to Average Net Assets
Total expenses	0.09%	0.11%	0.15	%(f)

Net investment income	0.91%	0.84%	0.83	%(f)

Supplemental Data
Net assets, end of period (000)	$871,318	$465,235	$186,791

Portfolio turnover rate(g)	11%	20%	110	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	87

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Core 1-5 Year USD Bond	Diversified
Core International Aggregate Bond	Non-Diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, and payment-in-kind interest income, if any, are recognized daily on the accrual basis. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source.

Foreign Currency Translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in non-U.S. currencies are translated to U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. Such fluctuations are reflected by the Funds as a component of net realized and unrealized gain (loss) from investments for financial reporting purposes. Each Fund reports realized currency gain (loss) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of October 31, 2018, if any, are disclosed in the statement of assets and liabilities.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization on Purchase Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Funds.

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

88	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•

Fixed-income investments are valued using the last available bid price or current market quotations provided by independent dealers or prices (including evaluated prices) supplied by approved independent third-party pricing services. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and/or other factors and assumptions.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).
•

Forward foreign currency exchange contracts are valued based on that day’s prevailing forward exchange rate for the underlying currencies. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values, and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets for identical assets or liabilities;
•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	89

Notes to Financial Statements  (continued)

4.	SECURITIES AND OTHER INVESTMENTS

TBA Commitments: A fund may purchase mortgage pass-through securities on a when-issued or to-be-announced (“TBA”) basis, with payment and delivery scheduled for a future date. The underlying mortgage pools to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. A fund could be exposed to possible risk if there are adverse market actions, expenses or delays in connection with the TBA transactions, or if the counterparty fails to complete the transaction.

To mitigate counterparty risk, a fund enters into a two-way collateral agreement for TBA transactions with certain counterparties. Under such agreement, the “in-the-money” party of a TBA transaction may at any time require the other party to pledge collateral assets (in the form of cash or securities) to offset any loss the in-the-money party would incur upon cancellation of the TBA transaction. A party is in-the-money if they are the buyer and the market value of the TBA transaction increases or if they are the seller and the market value of the TBA transaction decreases. Cash collateral received from the counterparty may be reinvested in money market funds, including those managed by the Funds’ investment adviser, or its affiliates. Such collateral, if any, is noted in the schedule of investments and the obligation to return the collateral is presented as a liability in the statement of assets and liabilities. Securities pledged as collateral by a fund, if any, are noted in the schedule of investments.

TBA Roll Transactions: A fund may enter into a TBA agreement, sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities (a “TBA roll”). TBA rolls are treated as purchase and sale transactions in which the fund realizes gains and losses. A fund’s use of TBA rolls may cause the fund to experience higher portfolio turnover and higher transactions costs. TBA rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon purchase price of those securities.

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of October 31, 2018, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of October 31, 2018 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of October 31, 2018:

iShares ETF and Counterparty	Market Value of	Cash Collateral		Non-Cash Collateral
	Securities on Loan	Received	(a)	Received	Net Amount
Core 1-5 Year USD Bond
Barclays Bank PLC	$948,790	$948,790		$—	$—
Barclays Capital Inc.	4,050,982	4,050,982		—	—
Citigroup Global Markets Inc.	4,652,756	4,652,756		—	—
Credit Suisse Securities (USA) LLC	645,098	645,098		—	—
Goldman Sachs & Co.	4,196,949	4,196,949		—	—
Jefferies LLC	1,216,931	1,216,931		—	—
JPMorgan Securities LLC	2,032,526	2,032,526		—	—
Merrill Lynch, Pierce, Fenner & Smith	551,462	551,462		—	—
Morgan Stanley & Co. LLC	3,063,503	3,063,503		—	—
Nomura Securities International Inc.	1,366,704	1,366,704		—	—
RBC Capital Markets LLC	463,278	463,278		—	—
Wells Fargo Securities LLC	3,923,008	3,923,008		—	—

	$27,111,987	$27,111,987		$—	$—

90	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Forward Foreign Currency Exchange Contracts: The iShares Core International Aggregate Bond ETF uses forward foreign currency exchange contracts to offset the Fund’s exposure to the component currencies of the non-U.S. dollar-denominated securities held in its portfolio. A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency against another currency at an agreed upon price and quantity. The contracts are traded over-the-counter (“OTC”) and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts (“NDFs”) are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a contract changes unfavorably due to movements in the value of the referenced foreign currencies. A fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the fund.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, a fund may enter into an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

The collateral requirements under an ISDA Master Agreement are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by a fund and the counterparty. Except for NDFs, the forward foreign currency exchange contracts held by the Funds generally do not require collateral. Cash collateral pledged to the counterparty, if any, is presented as cash pledged as collateral for OTC derivatives on the statement of assets and liabilities. Cash received as collateral from the counterparty may be reinvested in money market funds, including those managed by the Funds’ investment adviser, or its affiliates. Such collateral, if any, is presented in the statement of assets and liabilities as affiliated investments at value and as a liability for cash received as collateral on OTC derivatives. To the extent amounts due to the Funds from the counterparty are not fully collateralized, contractually or otherwise, each Fund bears the risk of loss from counterparty non-performance. Each Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the statement of assets and liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
Core 1-5 Year USD Bond	0.06%
Core International Aggregate Bond	0.09

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). For the iShares Core 1-5 Year USD Bond ETF, BFA has contractually agreed to waive a portion of its investment advisory fees for the Fund through February 29, 2024 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in other registered investment companies advised by BFA or its affiliates.

N O T E S T O F I N A N C I A L S T A T E M E N T S	91

Notes to Financial Statements  (continued)

Sub-Adviser: BFA has entered into a sub-advisory agreement with BlackRock International Limited (the “Sub-Adviser”), an affiliate of BFA, under which BFA pays the Sub-Adviser for services it provides to the iShares Core International Aggregate Bond ETF.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its statement of operations. For the year ended October 31, 2018, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
Core 1-5 Year USD Bond	$35,767

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock for 1940 Act purposes.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended October 31, 2018, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
Core 1-5 Year USD Bond	$1,206,378	$75,464,666

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended October 31, 2018, purchases and sales of investments, including TBA rolls and excluding in-kind transactions and short-term investments, were as follows:

	U.S. Government Securities		Other Securities
iShares ETF	Purchases	Sales	Purchases	Sales
Core 1-5 Year USD Bond	$1,814,699,859	$1,682,693,953	$227,041,229	$186,645,059
Core International Aggregate Bond	—	—	418,798,553	77,603,764

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Notes to Financial Statements  (continued)

For the year ended October 31, 2018, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Core 1-5 Year USD Bond	$ 908,533,472	$ 4,556,750
Core International Aggregate Bond	107,682,474	2,475,610

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of October 31, 2018, the following permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
Core 1-5 Year USD Bond	$(51,101)	$51,101
Core International Aggregate Bond	240,854	(240,854)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 10/31/18	Year Ended 10/31/17
Core 1-5 Year USD Bond
Ordinary income	$42,037,993	$17,176,009

Core International Aggregate Bond
Ordinary income	$10,826,541	$5,557,170
Return of capital	—	2,592,443

	$10,826,541	$8,149,613

As of October 31, 2018, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses)(a)	Total
Core 1-5 Year USD Bond	$4,452,008	$(5,989,339)	$ (38,290,331)	$(39,827,662)
Core International Aggregate Bond	15,680,158	(63,662)	(9,072,059)	6,544,437

(a)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, amortization methods for premiums and discounts on fixed income securities, the accrual of income on securities in default and the hedging transactions.

As of October 31, 2018, the Funds had capital loss carryforwards, with no expiration dates, available to offset future realized capital gains as follows:

iShares ETF	Non-Expiring
Core 1-5 Year USD Bond	$5,989,339
Core International Aggregate Bond	63,662

As of October 31, 2018, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Core 1-5 Year USD Bond	$2,328,255,101	$962,982	$(39,156,989)	$(38,194,007)
Core International Aggregate Bond	887,852,222	8,214,868	(33,030,260)	(24,815,392)

N O T E S T O F I N A N C I A L S T A T E M E N T S	93

Notes to Financial Statements  (continued)

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

Changes in market interest rates or economic conditions may affect the value and/or liquidity of fixed income investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Securities with longer durations tend to be more sensitive to interest rate changes, usually making their price more volatile than those of securities with shorter durations. Given the environment of historically low interest rates, a fund may be subject to a greater risk of price losses if interest rates rise.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

When a fund concentrates its investments in mortgage-backed securities, it assumes a greater risk of prepayment or payment extension by securities issuers, which may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 10/31/18		Year Ended 10/31/17
iShares ETF	Shares	Amount	Shares	Amount
Core 1-5 Year USD Bond
Shares sold	22,200,000	$1,093,259,156	11,600,000	$581,059,513
Shares redeemed	(100,000)	(4,904,788)	—	—

Net increase	22,100,000	$1,088,354,368	11,600,000	$581,059,513

94	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

	Year Ended 10/31/18		Year Ended 10/31/17
iShares ETF	Shares	Amount	Shares	Amount

Core International Aggregate Bond
Shares sold	7,900,000	$ 413,494,808	6,000,000	$311,241,723
Shares redeemed	(150,000)	(7,795,021)	(600,000)	(30,977,586)

Net increase	7,750,000	$ 405,699,787	5,400,000	$280,264,137

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

11.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares U.S. Preferred Stock ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the court’s decision.

12.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Funds have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the statement of assets and liabilities, statement of changes in net assets and notes to the financial statements.

Prior year distribution information and undistributed net investment income in the statement of changes in net assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended October 31, 2017 were classified as follows:

iShares ETF	Net Investment Income	Net Realized Gains	Return of capital
Core 1-5 Year USD Bond	$ 17,176,009	$ —	$ —
Core International Aggregate Bond	4,777,072	780,098	2,592,443

Undistributed (distributions in excess of) net investment income as of October 31, 2017 are as follows:

iShares ETF	Undistributed (distributions in excess of) net investment income
Core 1-5 Year USD Bond	$1,154,710
Core International Aggregate Bond	(17,668,028)

13.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	95

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares Core 1-5 Year USD Bond ETF and

iShares Core International Aggregate Bond ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares Core 1-5 Year USD Bond ETF and iShares Core International Aggregate Bond ETF (two of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2018, the related statements of operations for the year ended October 31, 2018, the statements of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

San Francisco, California

December 21, 2018

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Important Tax Information (unaudited)

For the fiscal year ended October 31, 2018, the iShares Core International Aggregate Bond ETF earned foreign source income and paid foreign taxes which it intends to pass through to its shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Core International Aggregate Bond	$6,995,727	$84,268

For the fiscal year ended October 31, 2018, the iShares Core 1-5 Year USD Bond ETF hereby designates the following maximum amount allowable as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

iShares ETF	Interest-Related Dividends
Core 1-5 Year USD Bond	$32,452,717

The Funds hereby designate the following amounts of distributions from direct federal obligation interest for the fiscal year ended October 31, 2018:

iShares ETF	Federal Obligation Interest
Core 1-5 Year USD Bond	$15,244,274
Core International Aggregate Bond	33,000

The law varies in each state as to whether and what percent of ordinary income dividends attribute to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

I M P O R T A N T T A X I N F O R M A T I O N	97

Board Review and Approval of Investment Advisory Contract

I. iShares Core 1-5 Year USD Bond ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At a meeting on May 11, 2018, a committee composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 24, 2018, management presented additional information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its initial meeting. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-14, 2018, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of each Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to each Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which each Fund invests (if applicable), and waivers/reimbursements (if applicable) of each Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising such Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2017, to that of relevant comparison fund(s) for the same periods.

The Board noted that each Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that each Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-14, 2018 meeting and throughout the year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the profitability to BlackRock in managing the Funds, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates

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Board Review and Approval of Investment Advisory Contract (continued)

from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board further noted that it considered the supplemental information the 15(c) Committee requested, which BlackRock provided, regarding the methodology. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and showed how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Funds did not provide for breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board noted that a breakpoint structure for the Funds may be appropriate should material economies of scale exist in the future that are not otherwise shared, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review of the sharing of scale benefits, as well as the other factors considered at the meeting, the Board concluded that the information concerning the sharing of scale benefits supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same indexes as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Funds, including in terms of the different and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded ETFs, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Funds’ expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Funds’ investment advisory fee rates under the Advisory Contract do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

II. iShares Core International Aggregate Bond ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”), and the Sub-Advisory Agreement between BFA and BlackRock International Limited (“BIL”) (the “Sub-Advisory Agreement”), on behalf of the Fund. The Advisory Contract and the Sub-Advisory Agreement are referred to hereafter as the “Advisory Agreements”. The

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	99

Board Review and Approval of Investment Advisory Contract (continued)

Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreements. At a meeting on May 11, 2018, a committee composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 24, 2018, management presented additional information to the Board relating to the continuance of the Advisory Agreements, including information requested by the 15(c) Committee during its initial meeting. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-14, 2018, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Agreements for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Agreements for the Fund, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Agreements are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds. The Board also noted that BFA pays BIL for its sub-advisory services, and that there are no additional fees imposed on the Fund in respect of the services provided under the Sub-Advisory Agreement.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2017, to that of relevant comparison fund(s)for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA (and any services provided by BIL on BFA’s behalf or at BFA’s direction) under the Advisory Agreements for the coming year as compared to the scope of services provided by BFA and BIL during prior years. In reviewing the scope of these services, the Board considered the investment philosophy and experience of BFA and BIL, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders. The Board also considered the compliance program of BFA and BIL and their compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-14, 2018 meeting and throughout the year, and matters related to BFA’s and BIL’s portfolio compliance policies and procedures.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreements supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board further noted that it considered the supplemental information the 15(c)

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Board Review and Approval of Investment Advisory Contract (continued)

Committee requested, which BlackRock provided, regarding the methodology. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The15(c) Committee and the Board received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and showed how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that a breakpoint structure for the Fund may be appropriate should material economies of scale exist in the future that are not otherwise shared, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review of the sharing of scale benefits, as well as the other factors considered at the meeting, the Board concluded that the information concerning the sharing of scale benefits supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreements for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreements for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	101

Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported in this notice are for financial reporting purposes and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV which is sent to shareholders shortly after calendar year-end.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Core 1-5 Year USD Bond(a)	$1.146564	$—	$0.016034	$1.162598	99%	—%	1%	100%
Core International Aggregate Bond	0.715966	—	—	0.715966	100	—	—	100

(a)

The Fund estimates that it has distributed more than the amount of earned income and net realized gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or since the Fund began trading, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the date a Fund began trading on the secondary market, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Core 1-5 Year USD Bond ETF

Period Covered: January 01, 2013 through September 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	1	0.07%
Greater than 0.5% and Less than 1.0%	17	1.17
Greater than 0.0% and Less than 0.5%	1,321	91.30
At NAV	12	0.83
Less than 0.0% and Greater than –0.5%	96	6.63

	1,447	100.00%

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Supplemental Information  (unaudited)  (continued)

iShares Core International Aggregate Bond ETF

Period Covered: November 12, 2015 through September 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	2	0.28%
Greater than 0.5% and Less than 1.0%	2	0.28
Greater than 0.0% and Less than 0.5%	660	91.03
At NAV	10	1.38
Less than 0.0% and Greater than –0.5%	51	7.03

	725	100.00%

S U P P L E M E N T A L I N F O R M A T I O N	103

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 343 funds as of October 31, 2018. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small and Benjamin Archibald, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (61)	Trustee (since 2009).

President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).

Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark K. Wiedman(b) (47)	Trustee (since 2013).

Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2016); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).

Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (69)	Trustee (since 2005); Independent Board Chair (since 2016).

Trustee and Member of the Finance, Technology and Quality Committee of Stanford Health Care (since 2016); Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.

Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Forward Funds (14 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (62)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012); Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (63)	Trustee (since 2017); Equity Plus Committee Chair (since 2017).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

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Trustee and Officer Information   (continued)

Independent Trustees (continued)
Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Charles A. Hurty (75)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (63)	Trustee (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (59)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (57)	Trustee (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (54)	Trustee (since 2011); Nominating and Governance Committee Chair (since 2017).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).
Officers
Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Martin Small (43)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (59)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).

Charles Park (51)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Benjamin Archibald (43)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013); Secretary of the BlackRock-advised Mutual Funds (since 2012).

Steve Messinger (56)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Scott Radell (49)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (57)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	105

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to www.icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The iShares Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at www.iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at www.iShares.com; and (3) on the SEC website at www.sec.gov.

106	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviations - Fixed Income

AGM	Assured Guaranty Municipal Corp.

CMT	Constant Maturity Treasury

LIBOR	London Interbank Offered Rate

PIK	Payment-in-kind

RB	Revenue Bond

Counterparty Abbreviations

CITI	Citibank N.A.

DB	Deutsche Bank AG London

JPM	JPMorgan Chase Bank N.A.

MS	Morgan Stanley & Co. International PLC

SSB	State Street Bank and Trust Co.

UBS	UBS AG

Currency Abbreviations

AUD	Australian Dollar

CAD	Canadian Dollar

CHF	Swiss Franc

CZK	Czech Koruna

DKK	Danish Krone

EUR	Euro

GBP	British Pound

HUF	Hungarian Forint

IDR	Indonesian Rupiah

ILS	Israeli Shekel

JPY	Japanese Yen

KRW	South Korean Won

MXN	Mexican Peso

MYR	Malaysian Ringgit

NOK	Norwegian Krone

NZD	New Zealand Dollar

RUB	New Russian Ruble

SEK	Swedish Krona

SGD	Singapore Dollar

THB	Thai Baht

USD	United States Dollar

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	107

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.
Investing involves risk, including possible loss of principal.
The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Bloomberg Index Services Limited, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2018 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

OCTOBER 31, 2018

2018 ANNUAL REPORT

   iShares Trust

      iShares Core Total USD Bond Market ETF | IUSB | NASDAQ

Market Overview

iShares Trust

U.S. Bond Market Overview

The U.S. bond market declined for the 12 months ended October 31, 2018 (“reporting period”). The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of U.S. fixed-income performance, returned -2.05%. The negative return for U.S. bonds was primarily due to a stronger U.S. economy and higher interest rates. Driven in part by the stimulative effect of federal tax reform legislation, the U.S. economy grew by 3% for the 12 months ended September 2018, its highest year-over-year growth rate in more than three years. Key components of the strengthening economy included the job market, where the unemployment rate declined to its lowest level since December 1969; industrial production, which increased at its sharpest year-over-year pace in nearly eight years; and retail sales, which accelerated for much of the reporting period before slowing in the last two months.

Faster economic growth led to higher inflation, though it remained low by historical standards. As measured by the consumer price index, the year-over-year U.S. inflation rate rose to 2.9% in mid-2018 — its fastest rate in more than six years — before falling back to 2.3% by the end of the reporting period. By comparison, the long-term historical average inflation rate is 3.3%.

In this environment, the U.S. Federal Reserve Bank (“Fed”) continued its efforts to normalize monetary policy. The Fed increased short-term interest rates four times during the reporting period, increasing its short-term interest rate target to 2.25%, the highest level in more than a decade. In addition, the Fed reduced its holdings of U.S. Treasury and mortgage-backed securities by approximately 7% during the reporting period, after quadrupling its holdings in response to the 2008 financial crisis.

Interest rates increased broadly in response to the improving economy and higher inflation. Short-term interest rates increased the most, reflecting the Fed’s actions. For example, the yield of the two-year U.S. Treasury note increased from 1.60% to 2.87% during the reporting period. Longer-term interest rates rose to a lesser degree; the yield of the 30-year U.S. Treasury bond increased from 2.88% to 3.39%. These developments led to the narrowest yield difference, or spread, between short-term and longer-term U.S. Treasury securities in more than 11 years.

Higher interest rates had the most significant impact on U.S. Treasury securities, which typically have greater sensitivity to changes in interest rates compared with other higher-yielding sectors of the bond market. Consequently, the prices of U.S. Treasury bonds declined as interest rates increased during the reporting period. U.S. Treasury inflation-protected securities also declined but to a lesser degree as the inflation rate increased.

Corporate bonds posted mixed returns for the reporting period. Despite the positive economic environment, investment-grade corporate bonds declined the most among the major bond sectors. In addition to higher interest rates, investor concerns about high corporate debt levels, a decline in average credit quality, and relatively high valuations contributed to the weakness in investment-grade corporate bonds. In contrast, high-yield corporate bonds, which have lower credit ratings, performed relatively well, as their higher yields buffered price declines. Strong investor demand for yield, lower issuance levels, and limited interest rate sensitivity contributed to the positive performance of high-yield corporate bonds.

Among securitized bonds, asset-backed securities (bonds backed by credit card receivables, auto loans, and other debt) posted positive returns for the reporting period, benefiting from their higher yields and relatively short maturities. Mortgage-backed securities, both residential and commercial, declined but to a lesser degree than the broader bond market.

M A R K E T O V E R V I E W	5

Fund Summary as of October 31, 2018	iShares® Core Total USD Bond Market ETF

Investment Objective

The iShares Core Total USD Bond Market ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated bonds that are rated either investment-grade or high yield, as represented by the Bloomberg Barclays U.S. Universal Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	(2.07)%	1.81%	(2.07)%	8.21%
Fund Market	(2.12)	1.84	(2.12)	8.35
Index	(1.95)	1.84	(1.95)	8.33

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/10/14. The first day of secondary market trading was 6/12/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 8 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$998.10	$0.25		$1,000.00	$1,025.00	$0.26		0.05%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 8 for more information.

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Fund Summary as of October 31, 2018 (continued)	iShares® Core Total USD Bond Market ETF

Portfolio Management Commentary

As represented by the Index, U.S. dollar-denominated investment-grade and high-yield bonds posted a negative return for the reporting period. Rising U.S. interest rates resulted in lower bond prices.

Corporate bonds were the largest detractor from the Index’s return. Four interest rate increases by the Fed and higher long-term Treasury yields during the reporting period meant corporate lenders increasingly needed to offer higher yields to attract investors. Among corporate bonds, debt issued by industrial companies was the largest source of weakness, with both consumer non-cyclical and consumer cyclical bonds being leading detractors. Notable detractors were bonds issued by food and beverage companies, whose performance decreased because of uncertainty around tariffs, growth in emerging markets, and pricing for pork and other commodities.

Debt issued by companies in the financials sector also detracted from the Index’s return, with banks in particular performing poorly. Higher interest rates generally help bank profits, but the sharp increase in short-term relative to long-term interest rates decreased their ability to profit from borrowing short and lending long.

Treasury bonds also detracted from the Index’s performance, driven down by higher yields on new Treasury issues. Mortgage-backed securities (MBS) also worked against the Index. Rising rates reduced the likelihood of mortgage refinancing, extending the life of existing, lower-yielding mortgages. The Fed also allowed the MBS held on its balance sheet to mature without reinvesting the proceeds in new mortgages, removing a key support from the market for MBS.

In terms of performance by bond maturity, long-term bonds were the most significant detractors from the Index’s performance. Long-term bonds are typically more sensitive to increases in yields, as long-term bond owners are locked into lower rates for an extended amount of time.

Portfolio Information

ALLOCATION BY INVESTMENT TYPE
Investment Type	Percent of Total Investments(a)
U. S. Government & Agency Obligations	58.1%
Corporate Bonds & Notes	33.8
Foreign Government Obligations	6.0
Collaterized Mortgage Obligations	1.4
Municipal Debt Obligations	0.5
Asset-Backed Securities	0.2

ALLOCATION BY CREDIT QUALITY
Moody’s Credit Rating*	Percent of Total Investments(a)
Aaa	47.1%
Aa	3.7
A	10.6
Baa	13.9
Ba	4.3
B	3.1
Caa	0.9
Not Rated	16.4

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

F U N D S U M M A R Y	7

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments	iShares® Core Total USD Bond Market ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities
Citibank Credit Card Issuance Trust
Series 2014-A1, Class A1, 2.88%, 01/23/23	$500	$496,494
Series 2016-A1, Class A1, 1.75%, 11/19/21	700	690,768
Series 2017-A3, Class A3, 1.92%, 04/07/22	800	786,603
Discover Card Execution Note Trust Series 2017-A2, Class A2, 2.39%, 07/15/24	2,000	1,945,257
Toyota Auto Receivables Owner Trust Series
2017-D, Class A4, 2.12%, 02/15/23 (Call 08/15/21)	550	535,031

Total Asset-Backed Securities — 0.2% (Cost: $4,573,981)		4,454,153

Collaterized Mortgage Obligations

Mortgage-Backed Securities — 1.4%
Benchmark Mortgage Trust
Series 2018-B4, Class ASB, 4.06%, 07/15/51	464	471,246
Series 2018-B5, Class A4, 4.21%, 07/15/51	750	758,191
CFCRE Commercial Mortgage Trust, Series 2017-C8, Class A4, 3.57%, 06/15/50	1,000	965,512
Citigroup Commercial Mortgage Trust
Series 2016-GC37, Class A4, 3.31%, 04/10/49	1,000	961,775
Series 2017-P7, Class A4, 3.71%, 04/14/50	750	734,192
COMM Mortgage Trust
Series 2012-CR1, Class A3, 3.39%, 05/15/45	937	933,339
Series 2013-CR09, Class A4, 4.23%, 07/10/45(a)	450	462,465
Series 2013-CR12, Class A4, 4.05%, 10/10/46	200	203,450
Series 2014-UBS4, Class AM, 3.97%, 08/10/47	750	745,005
Series 2015-CR25, Class A4, 3.76%, 08/10/48	650	646,548
Series 2017-COR2, Class A3, 3.51%, 09/10/50	1,000	962,182
CSAIL Commercial Mortgage Trust, Series 2018-CX11, Class A5, 4.03%, 04/15/51(a)	1,750	1,741,932
GS Mortgage Securities Trust, Series 2014-GC24, Class A5, 3.93%, 09/10/47	1,250	1,259,488
JPMBB Commercial Mortgage Securities Trust
Series 2013-C14, Class A4, 4.13%, 08/15/46(a)	1,020	1,039,802
Series 2014-C18, Class A5, 4.08%, 02/15/47 (Call 02/11/24)	1,000	1,017,848
Series 2015-C29, Class A2, 2.92%,05/15/48 (Call 06/15/20)	439	436,834
Series 2015-C32, Class A5, 3.60%, 11/15/48	2,500	2,457,052
JPMCC Commercial Mortgage Securities Trust, Series 2017-JP7, Class A5, 3.45%, 09/15/50	1,000	958,733
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2016-JP4, Class A4, 3.65%, 12/15/49(a)	2,499	2,441,485
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C14, Class A5, 4.06%, 02/15/47	2,000	2,032,910
Series 2014-C17, Class A5, 3.74%, 08/15/47 (Call 07/11/24)	2,500	2,503,078
Series 2015-C22, Class A4, 3.31%, 04/15/48	500	485,848
Series 2015-C23, Class A4, 3.72%, 07/15/50	500	496,746
UBS Commercial Mortgage Trust, Series 2018-C8, Class A4, 3.98%, 02/15/51	875	869,003
UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class A4, 3.18%, 03/10/46	2,000	1,972,772
Wells Fargo Commercial Mortgage Trust, Series 2014-LC18, Class ASB, 3.24%, 12/15/47	750	742,235

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
WFRBS Commercial Mortgage Trust
Series 2012-C07, Class A2, 3.43%, 06/15/45	$200	$198,947
Series 2012-C10, Class A3, 2.88%, 12/15/45	3,325	3,239,167
Series 2014-C21, Class A2, 2.92%, 08/15/47	385	384,417

		32,122,202

Total Collaterized Mortgage Obligations — 1.4% (Cost: $33,550,255)		32,122,202

Corporate Bonds & Notes

Advertising — 0.1%
Acosta Inc., 7.75%, 10/01/22 (Call 10/01/19)(b)(c)	75	25,457
Interpublic Group of Companies Inc. (The), 3.75%, 02/15/23	200	196,672
Lamar Media Corp.
5.00%, 05/01/23 (Call 05/01/19)	75	74,773
5.38%, 01/15/24 (Call 01/15/19)	50	50,084
5.75%, 02/01/26 (Call 02/01/21)	50	50,375
MDC Partners Inc., 6.50%, 05/01/24 (Call 05/01/19)(b)(c)	100	82,033
Omnicom Group Inc./Omnicom Capital Inc.
3.60%, 04/15/26 (Call 01/15/26)	150	140,860
3.63%, 05/01/22	275	271,593
3.65%, 11/01/24 (Call 08/01/24)	5	4,813
4.45%, 08/15/20	100	101,684
Outfront Media Capital LLC/Outfront Media Capital Corp.
5.25%, 02/15/22 (Call 02/15/19)	15	15,098
5.63%, 02/15/24 (Call 02/15/19)	50	50,082
5.88%, 03/15/25 (Call 09/15/19)	75	75,274
WPP Finance 2010
3.75%, 09/19/24	75	71,448
4.75%, 11/21/21	5	5,099
5.63%, 11/15/43	125	122,866

		1,338,211
Aerospace & Defense — 0.5%
Airbus Finance BV, 2.70%, 04/17/23(b)	150	144,576
Arconic Inc.
5.13%, 10/01/24 (Call 07/01/24)	155	152,825
5.40%, 04/15/21 (Call 01/15/21)	115	116,275
5.87%, 02/23/22	100	101,493
5.90%, 02/01/27	75	74,625
5.95%, 02/01/37	75	72,375
6.15%, 08/15/20	54	55,625
6.75%, 01/15/28	25	24,355
BAE Systems Holdings Inc., 3.80%, 10/07/24(b)	125	122,947
BBA U.S. Holdings Inc., 5.38%, 05/01/26 (Call 05/01/21)(b)	65	64,282
Boeing Co. (The)
2.25%, 06/15/26 (Call 03/15/26)	35	31,606
2.35%, 10/30/21	15	14,615
2.80%, 03/01/23 (Call 02/01/23)	55	53,673
2.80%, 03/01/27 (Call 12/01/26)	250	232,765
2.85%, 10/30/24 (Call 07/30/24)	50	48,047
3.25%, 03/01/28 (Call 12/01/27)	70	67,068
3.38%, 06/15/46 (Call 12/15/45)	25	21,351
3.55%, 03/01/38 (Call 09/01/37)	55	50,436
3.65%, 03/01/47 (Call 09/01/46)	100	89,459
4.88%, 02/15/20	65	66,571
5.88%, 02/15/40	100	120,513
6.13%, 02/15/33	45	54,694

S C H E D U L E O F I N V E S T M E N T S	9

Schedule of Investments (continued)	iShares® Core Total USD Bond Market ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Aerospace & Defense (continued)
Bombardier Inc.
6.00%, 10/15/22 (Call 04/15/19)(b)	$125	$122,930
6.13%, 01/15/23(b)	175	173,115
7.50%, 12/01/24 (Call 12/01/20)(b)	100	101,525
7.50%, 03/15/25 (Call 03/15/20)(b)	150	150,057
7.75%, 03/15/20(b)	50	51,797
8.75%, 12/01/21(b)	175	188,739
Embraer Netherlands Finance BV, 5.05%, 06/15/25	225	229,642
Embraer Overseas Ltd., 5.70%, 09/16/23(b)	25	26,302
General Dynamics Corp.
1.88%, 08/15/23 (Call 06/15/23)	225	208,957
2.13%, 08/15/26 (Call 05/15/26)	105	93,184
2.25%, 11/15/22 (Call 08/15/22)	75	71,648
2.38%, 11/15/24 (Call 09/15/24)	75	70,009
2.63%, 11/15/27 (Call 08/15/27)	50	45,342
3.00%, 05/11/21	65	64,553
3.38%, 05/15/23 (Call 04/15/23)	50	49,823
3.50%, 05/15/25 (Call 03/15/25)	200	197,944
3.60%, 11/15/42 (Call 05/14/42)	10	9,049
3.88%, 07/15/21 (Call 04/15/21)	5	5,064
Harris Corp.
3.83%, 04/27/25 (Call 01/27/25)	100	97,744
4.40%, 06/15/28 (Call 03/15/28)	25	24,976
4.85%, 04/27/35 (Call 10/27/34)	60	61,014
5.05%, 04/27/45 (Call 10/27/44)	160	164,915
KLX Inc., 5.88%, 12/01/22 (Call 12/01/18)(b)	50	51,543
Kratos Defense & Security Solutions Inc., 6.50%, 11/30/25 (Call 11/30/20)(b)	25	25,816
L3 Technologies Inc.
3.95%, 05/28/24 (Call 02/28/24)	100	98,948
4.40%, 06/15/28 (Call 03/15/28)	25	24,955
4.95%, 02/15/21 (Call 11/15/20)	25	25,635
Leonardo U.S. Holdings Inc., 6.25%, 01/15/40(b)	100	98,500
Lockheed Martin Corp.
2.50%, 11/23/20 (Call 10/23/20)	215	211,117
2.90%, 03/01/25 (Call 12/01/24)	157	148,966
3.35%, 09/15/21	300	300,051
3.55%, 01/15/26 (Call 10/15/25)	100	97,512
3.60%, 03/01/35 (Call 09/01/34)	125	113,082
3.80%, 03/01/45 (Call 09/01/44)	200	177,594
4.09%, 09/15/52 (Call 03/15/52)	57	51,601
4.25%, 11/15/19	25	25,302
4.50%, 05/15/36 (Call 11/15/35)	25	25,165
4.70%, 05/15/46 (Call 11/15/45)	350	356,464
5.72%, 06/01/40	25	28,586
Series B, 6.15%, 09/01/36	50	59,165
Northrop Grumman Corp.
2.08%, 10/15/20	64	62,456
2.55%, 10/15/22 (Call 09/15/22)	125	120,130
2.93%, 01/15/25 (Call 11/15/24)	120	113,018
3.20%, 02/01/27 (Call 11/01/26)	65	60,410
3.25%, 08/01/23	140	136,863
3.25%, 01/15/28 (Call 10/15/27)	161	148,960
3.85%, 04/15/45 (Call 10/15/44)	85	74,153
4.03%, 10/15/47 (Call 04/15/47)	140	125,021
4.75%, 06/01/43	105	104,680
Pioneer Holdings LLC/Pioneer Finance Corp., 9.00%, 11/01/22 (Call 11/01/19)(b)	25	25,559

Security	Par (000)	Value

Aerospace & Defense (continued)
Raytheon Co.
2.50%, 12/15/22 (Call 09/15/22)	$125	$120,485
3.13%, 10/15/20	175	174,877
4.88%, 10/15/40	15	16,148
Rockwell Collins Inc.
2.80%, 03/15/22 (Call 02/15/22)	15	14,551
3.50%, 03/15/27 (Call 12/15/26)	500	469,800
3.70%, 12/15/23 (Call 09/15/23)	25	24,678
4.35%, 04/15/47 (Call 10/15/46)	125	115,184
4.80%, 12/15/43 (Call 06/15/43)	40	39,265
Spirit AeroSystems Inc., 4.60%, 06/15/28 (Call 03/15/28)	75	73,445
TransDigm Inc.
5.50%, 10/15/20 (Call 12/03/18)	65	65,120
6.00%, 07/15/22 (Call 07/15/19)	100	100,502
6.38%, 06/15/26 (Call 06/15/21)	175	171,444
6.50%, 07/15/24 (Call 07/15/19)	150	151,762
6.50%, 05/15/25 (Call 05/15/20)	50	49,741
Triumph Group Inc., 4.88%, 04/01/21 (Call 04/01/19)	50	47,083
United Technologies Corp.
1.50%, 11/01/19	125	123,014
1.95%, 11/01/21 (Call 10/01/21)	180	172,024
3.10%, 06/01/22	470	461,061
3.13%, 05/04/27 (Call 01/04/27)	290	266,942
3.65%, 08/16/23 (Call 07/16/23)	220	217,947
3.75%, 11/01/46 (Call 05/01/46)	95	79,456
4.13%, 11/16/28 (Call 08/16/28)	340	333,853
4.15%, 05/15/45 (Call 11/16/44)	50	44,684
4.45%, 11/16/38 (Call 05/16/38)	50	48,134
4.50%, 04/15/20	285	289,574
4.50%, 06/01/42	480	453,758
5.40%, 05/01/35	15	15,851
5.70%, 04/15/40	175	191,599
6.05%, 06/01/36	25	28,244
6.13%, 07/15/38	50	57,057
7.50%, 09/15/29	50	62,666

		11,359,706
Agriculture — 0.4%
Altria Group Inc.
2.85%, 08/09/22	234	227,338
3.88%, 09/16/46 (Call 03/16/46)	150	123,879
4.00%, 01/31/24	195	196,227
4.25%, 08/09/42	125	110,179
4.75%, 05/05/21	435	447,537
5.38%, 01/31/44	280	284,665
Archer-Daniels-Midland Co.
2.50%, 08/11/26 (Call 05/11/26)	235	212,259
3.75%, 09/15/47 (Call 03/15/47)	80	70,894
4.02%, 04/16/43	25	23,243
4.54%, 03/26/42	125	124,504
5.38%, 09/15/35	25	27,530
BAT Capital Corp.
2.30%, 08/14/20(b)	160	156,622
2.76%, 08/15/22 (Call 07/15/22)(b)	185	177,080
3.22%, 08/15/24 (Call 06/15/24)(b)	420	396,165
3.56%, 08/15/27 (Call 05/15/27)(b)	380	348,186
4.39%, 08/15/37 (Call 02/15/37)(b)	270	240,073
4.54%, 08/15/47 (Call 02/15/47)(b)	240	208,330

10	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® Core Total USD Bond Market ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Agriculture (continued)
BAT International Finance PLC
2.75%, 06/15/20(b)	$75	$74,087
3.50%, 06/15/22(b)	150	147,843
3.95%, 06/15/25(b)	200	193,146
Bunge Ltd. Finance Corp.
3.00%, 09/25/22 (Call 08/25/22)	57	54,421
3.25%, 08/15/26 (Call 05/15/26)	50	44,460
3.50%, 11/24/20(c)	240	239,282
3.75%, 09/25/27 (Call 06/25/27)	115	104,710
4.35%, 03/15/24 (Call 02/15/24)	50	49,093
Cargill Inc.
3.05%, 04/19/21(b)	300	297,477
3.25%, 03/01/23(b)	95	93,304
Imperial Brands Finance PLC
3.50%, 02/11/23 (Call 11/11/22)(b)	200	194,492
3.75%, 07/21/22 (Call 05/21/22)(b)	200	197,774
Philip Morris International Inc.
1.88%, 11/01/19	58	57,330
1.88%, 02/25/21 (Call 01/25/21)	180	174,150
2.00%, 02/21/20	125	123,132
2.38%, 08/17/22 (Call 07/17/22)	135	129,227
2.75%, 02/25/26 (Call 11/25/25)	175	161,378
2.90%, 11/15/21	50	49,116
3.13%, 08/17/27 (Call 05/17/27)	25	23,377
3.25%, 11/10/24	250	242,502
3.38%, 08/11/25 (Call 05/11/25)	75	72,424
3.88%, 08/21/42	50	42,537
4.13%, 05/17/21	15	15,249
4.13%, 03/04/43	85	75,239
4.25%, 11/10/44	300	269,688
4.38%, 11/15/41	25	22,882
4.50%, 03/26/20	345	351,138
4.88%, 11/15/43	20	19,558
6.38%, 05/16/38	135	155,884
Pyxus International Inc.
8.50%, 04/15/21 (Call 10/15/19)(b)	55	56,693
9.88%, 07/15/21 (Call 07/15/19)(c)	60	57,846
Reynolds American Inc.
3.25%, 06/12/20	15	14,949
4.00%, 06/12/22	335	335,971
4.45%, 06/12/25 (Call 03/12/25)	285	283,222
5.70%, 08/15/35 (Call 02/15/35)	90	92,296
5.85%, 08/15/45 (Call 02/12/45)	235	241,094
6.15%, 09/15/43	50	52,997
6.88%, 05/01/20	115	120,638
Vector Group Ltd.
6.13%, 02/01/25 (Call 02/01/20)(b)	60	54,595
10.50%, 11/01/26 (Call 11/01/21)(b)	50	50,013

		8,409,925
Airlines — 0.1%
Air Canada, 7.75%, 04/15/21(b)	50	53,513
Air Canada Pass Through Trust
Series 2015-1, Class A, 3.60%, 09/15/28(b)	86	83,435
Series 2017-1, Class AA, 3.30%, 07/15/31(b)	100	94,771
American Airlines Group Inc., 4.63%, 03/01/20(b)	50	50,067
American Airlines Pass Through Trust
Series 2013-2, Class A, 4.95%, 01/15/23	267	272,165
Series 2015-1, Class A, 3.38%, 05/01/27	128	121,927
Series 2016-3, Class AA, 3.00%, 10/15/28	237	220,122

Security	Par (000)	Value

Airlines (continued)
Delta Air Lines Inc.
2.60%, 12/04/20	$125	$122,275
3.63%, 03/15/22 (Call 02/15/22)	25	24,586
3.80%, 04/19/23 (Call 03/19/23)	450	440,338
4.38%, 04/19/28 (Call 01/19/28)	50	47,524
Southwest Airlines Co.
2.65%, 11/05/20 (Call 10/05/20)	205	202,292
2.75%, 11/06/19 (Call 10/06/19)	320	318,458
2.75%, 11/16/22 (Call 10/16/22)	20	19,307
3.00%, 11/15/26 (Call 08/15/26)	35	32,048
3.45%, 11/16/27 (Call 08/16/27)	25	23,481
U.S. Airways Pass Through Trust, Series 2013-1, Class A, 3.95%, 05/15/25	19	18,419
United Airlines Pass Through Trust
Series 2013-1, Class A, 4.30%, 08/15/25	40	40,584
Series 2015-1, Class AA, 3.45%, 12/01/27	136	130,060
Series 2016-1, Class AA, 3.10%, 07/07/28	99	93,153
Series 2016-2, Class AA, 2.88%, 10/07/28	47	43,657
Series 2018-1, Class AA, 3.50%, 09/01/31	100	95,479
United Continental Holdings Inc.
4.25%, 10/01/22	75	73,788
5.00%, 02/01/24	100	98,429
Virgin Australia Holdings Ltd.
7.88%, 10/15/21(b)	50	49,507
8.50%, 11/15/19(b)	35	35,512

		2,804,897
Apparel — 0.1%
Hanesbrands Inc.
4.63%, 05/15/24 (Call 02/15/24)(b)	100	96,154
4.88%, 05/15/26 (Call 02/15/26)(b)	125	118,269
Levi Strauss & Co., 5.00%, 05/01/25 (Call 05/01/20)	140	137,756
Michael Kors USA Inc., 4.00%, 11/01/24 (Call 09/01/24)(b)	50	47,764
NIKE Inc.
2.25%, 05/01/23 (Call 02/01/23)	65	61,650
2.38%, 11/01/26 (Call 08/01/26)	200	179,784
3.63%, 05/01/43 (Call 11/01/42)	10	8,845
3.88%, 11/01/45 (Call 05/01/45)	130	119,246
Ralph Lauren Corp.
2.63%, 08/18/20 (Call 07/18/20)	182	179,578
3.75%, 09/15/25 (Call 07/15/25)	100	98,122
Under Armour Inc., 3.25%, 06/15/26 (Call 03/15/26)	90	78,984
VF Corp., 3.50%, 09/01/21 (Call 06/21/21)	100	100,217
William Carter Co. (The), 5.25%, 08/15/21 (Call 08/15/19)	50	50,125
Wolverine World Wide Inc., 5.00%, 09/01/26 (Call 09/01/21)(b)	25	24,120

		1,300,614
Auto Manufacturers — 0.7%
Allison Transmission Inc.
4.75%, 10/01/27 (Call 10/01/22)(b)	100	91,829
5.00%, 10/01/24 (Call 10/01/19)(b)	50	48,507
American Honda Finance Corp.
1.70%, 09/09/21	100	95,728
1.95%, 07/20/20	210	205,617
2.30%, 09/09/26	75	66,782
2.45%, 09/24/20	150	147,840
2.60%, 11/16/22	320	309,206
2.65%, 02/12/21	100	98,616
2.90%, 02/16/24	25	24,050
3.38%, 12/10/21	25	24,968

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (continued)	iShares® Core Total USD Bond Market ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Auto Manufacturers (continued)
3.45%, 07/14/23	$215	$213,979
3.50%, 02/15/28	100	96,332
3.63%, 10/10/23	25	24,998
BCD Acquisition Inc., 9.63%,09/15/23 (Call 09/15/19)(b)	75	79,175
BMW U.S. Capital LLC
2.15%, 04/06/20(b)	6	5,916
2.25%, 09/15/23 (Call 07/15/23)(b)	25	23,282
2.80%, 04/11/26 (Call 01/11/26)(b)	50	45,724
3.40%, 08/13/21(b)	55	54,795
3.45%, 04/12/23 (Call 03/12/23)(b)	250	246,567
3.75%, 04/12/28 (Call 01/12/28)(b)	250	240,945
Daimler Finance North America LLC
2.45%, 05/18/20(b)	150	147,712
3.00%, 02/22/21(b)	250	246,575
3.10%, 05/04/20(b)	200	198,954
3.25%, 08/01/24(b)	150	143,556
3.35%, 05/04/21(b)	250	248,297
3.35%, 02/22/23(b)	150	146,631
3.70%, 05/04/23(b)	150	148,072
8.50%, 01/18/31	550	748,165
Deck Chassis Acquisition Inc., 10.00%, 06/15/23 (Call 06/15/19)(b)	25	25,895
Fiat Chrysler Automobiles NV, 5.25%, 04/15/23	200	198,898
Ford Motor Co.
4.35%,12/08/26 (Call 09/08/26)	155	140,461
4.75%, 01/15/43	236	185,449
5.29%, 12/08/46 (Call 06/08/46)	200	167,354
7.45%, 07/16/31	133	139,655
Ford Motor Credit Co. LLC
2.34%, 11/02/20	400	385,420
2.68%, 01/09/20	200	197,046
3.10%, 05/04/23	515	475,448
3.20%, 01/15/21	300	292,707
3.81%, 10/12/21	200	195,928
3.81%, 01/09/24 (Call 11/09/23)	200	185,858
3.82%, 11/02/27 (Call 08/02/27)(c)	300	258,525
5.75%, 02/01/21	200	205,148
5.88%, 08/02/21	200	206,770
8.13%, 01/15/20	350	366,831
General Motors Co.
4.20%, 10/01/27 (Call 07/01/27)	150	136,976
4.88%, 10/02/23	75	75,932
5.00%, 10/01/28 (Call 07/01/28)	250	239,212
5.00%, 04/01/35	100	86,924
5.20%, 04/01/45	146	126,125
5.40%, 04/01/48 (Call 10/01/47)(c)	80	70,546
6.25%, 10/02/43	150	143,289
6.60%, 04/01/36 (Call 10/01/35)	100	102,256
6.75%, 04/01/46 (Call 10/01/45)	40	40,519
General Motors Financial Co. Inc.
2.45%, 11/06/20	30	29,187
2.65%, 04/13/20	200	197,906
3.15%, 06/30/22 (Call 05/30/22)	275	263,860
3.20%, 07/13/20 (Call 06/13/20)	310	307,148
3.20%, 07/06/21 (Call 06/06/21)	88	86,153
3.25%, 01/05/23 (Call 12/05/22)	25	23,890
3.45%, 01/14/22 (Call 12/14/21)	25	24,362
3.45%, 04/10/22 (Call 02/10/22)	285	277,009
3.55%, 04/09/21	100	98,988
3.70%, 11/24/20 (Call 10/24/20)	135	134,645

Security	Par (000)	Value

Auto Manufacturers (continued)
3.70%, 05/09/23 (Call 03/09/23)	$35	$33,895
3.85%, 01/05/28 (Call 10/05/27)	40	35,349
3.95%, 04/13/24 (Call 02/13/24)	25	23,995
4.00%, 01/15/25 (Call 10/15/24)	300	283,260
4.15%, 06/19/23 (Call 05/19/23)	80	78,496
4.20%, 03/01/21 (Call 12/01/20)	100	100,472
4.25%, 05/15/23	150	148,201
4.30%, 07/13/25 (Call 04/13/25)	150	142,522
4.35%, 04/09/25 (Call 02/09/25)	115	110,393
4.35%, 01/17/27 (Call 10/17/26)	50	46,657
4.38%, 09/25/21	40	40,279
5.25%, 03/01/26 (Call 12/01/25)	67	66,922
Harley-Davidson Financial Services Inc., 3.55%, 05/21/21(b)	250	248,497
Hyundai Capital America
2.50%, 03/18/19(c)(d)	200	199,424
2.60%, 03/19/20(c)(d)	100	98,445
2.75%, 09/27/26(d)	50	43,473
3.45%, 03/12/21(b)	200	197,752
3.75%, 07/08/21(b)	100	99,478
4.13%, 06/08/23(b)	100	99,151
Hyundai Capital Services Inc.
3.00%, 03/06/22(d)	200	192,848
3.75%, 03/05/23(b)	250	245,230
Jaguar Land Rover Automotive PLC, 4.50%, 10/01/27 (Call 07/01/27)(b)	200	158,640
JB Poindexter &Co. Inc., 7.13%, 04/15/26 (Call 04/15/21)(b)	50	51,517
Navistar International Corp., 6.63%, 11/01/25 (Call 11/01/20)(b)	105	107,072
Nissan Motor Acceptance Corp.
2.15%, 07/13/20(b)	100	97,769
2.60%, 09/28/22(b)	150	143,290
2.65%, 07/13/22(b)	100	95,791
2.80%, 01/13/22(b)	200	194,092
3.88%, 09/21/23(b)	50	49,966
PACCAR Financial Corp.
2.05%, 11/13/20	190	185,543
2.30%, 08/10/22	155	148,437
2.80%, 03/01/21	50	49,422
3.40%, 08/09/23	25	24,866
Tesla Inc., 5.30%, 08/15/25 (Call 08/15/20)(b)(c)	175	156,105
Toyota Motor Corp.
3.18%, 07/20/21	400	399,656
3.42%, 07/20/23	100	99,441
3.67%, 07/20/28	45	44,170
Toyota Motor Credit Corp.
1.90%, 04/08/21	25	24,157
1.95%, 04/17/20	150	147,616
2.15%, 09/08/22	75	71,356
2.20%, 01/10/20	25	24,765
2.60%, 01/11/22	50	48,803
2.63%, 01/10/23	150	144,633
2.70%, 01/11/23	25	24,117
2.75%, 05/17/21	45	44,359
2.80%, 07/13/22	90	88,026
2.90%, 04/17/24	125	119,710
2.95%, 04/13/21	250	248,022
3.20%, 01/11/27	110	104,488
3.30%, 01/12/22	225	224,527

12	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® Core Total USD Bond Market ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Auto Manufacturers (continued)
3.40%, 09/15/21	$25	$25,086
3.40%, 04/14/25	250	244,647
3.45%, 09/20/23	100	99,114

		16,489,080
Auto Parts & Equipment — 0.1%
American Axle & Manufacturing Inc.
6.25%, 04/01/25 (Call 04/01/20)(c)	60	57,463
6.25%, 03/15/26 (Call 03/15/21)	30	28,374
6.50%, 04/01/27 (Call 04/01/22)(c)	50	47,580
6.63%, 10/15/22 (Call 10/15/19)	50	50,819
7.75%, 11/15/19	27	27,947
Aptiv PLC
4.25%, 01/15/26 (Call 10/15/25)	100	98,230
4.40%, 10/01/46 (Call 04/01/46)	50	42,961
BorgWarner Inc., 3.38%, 03/15/25 (Call 12/15/24)	30	28,660
Cooper-Standard Automotive Inc., 5.63%, 11/15/26 (Call 11/15/21)(b)	45	42,498
Dana Financing Luxembourg Sarl, 5.75%, 04/15/25 (Call 04/15/20)(b)	75	72,000
Dana Inc., 5.50%, 12/15/24 (Call 12/15/19)	100	96,237
Delphi Technologies PLC, 5.00%, 10/01/25(b)	75	67,627
Goodyear Tire & Rubber Co. (The)
4.88%, 03/15/27 (Call 12/15/26)(c)	75	66,923
5.00%, 05/31/26 (Call 05/31/21)	100	90,922
5.13%, 11/15/23 (Call 11/15/18)(c)	150	147,118
IHO Verwaltungs GmbH (5.25% PIK), 4.50%, 09/15/23 (Call 09/15/19)(b)(e)	200	186,744
Lear Corp.
3.80%, 09/15/27 (Call 06/15/27)	55	49,881
5.25%, 01/15/25 (Call 01/15/20)	100	102,476
Magna International Inc.
3.63%, 06/15/24 (Call 03/15/24)	20	19,682
4.15%, 10/01/25 (Call 07/01/25)	55	55,193
Meritor Inc., 6.25%, 02/15/24 (Call 02/15/19)	50	49,222
Tenneco Inc., 5.00%, 07/15/26 (Call 07/15/21)	75	62,249
Titan International Inc., 6.50%, 11/30/23 (Call 11/30/19)	75	70,408
Toyota Industries Corp.
3.24%,03/16/23 (Call 02/16/23)(b)	250	245,367
3.57%, 03/16/28 (Call 12/16/27)(b)	250	242,057
ZF North America Capital Inc., 4.75%, 04/29/25(b)	310	299,832

		2,348,470

Banks — 7.1%
ABN AMRO Bank NV
2.45%, 06/04/20(b)	200	197,044
2.65%, 01/19/21(b)	750	735,405
3.40%, 08/27/21(b)	200	198,809
4.75%, 07/28/25(b)	200	198,614
ADCB Finance Cayman Ltd.
2.63%, 03/10/20(d)	250	246,045
3.00%, 03/04/19(d)	200	199,820
Agricultural Bank of China Ltd./New York, 2.75%, 05/21/20	250	246,595
Akbank Turk AS
5.13%, 03/31/25(d)	200	171,494
7.20%, 03/16/27 (Call 03/16/22)(a)(d)(f)	400	336,012
Alfa Bank AO Via Alfa Bond Issuance PLC, 7.50%, 09/26/19(d)	200	202,888
Amber Circle Funding Ltd., 3.25%, 12/04/22(d)	200	194,226

Security	Par (000)	Value

Banks (continued)
ANZ New Zealand Int’l Ltd./London
2.75%, 01/22/21(b)	$450	$441,504
3.45%, 01/21/28(b)	250	234,698
ASB Bank Ltd., 3.75%, 06/14/23(b)	300	296,769
Australia & New Zealand Banking Group Ltd.
3.30%, 05/17/21	500	496,925
4.88%, 01/12/21(b)	210	215,977
Australia & New Zealand Banking Group Ltd./New York NY, 2.63%, 05/19/22	250	241,017
Axis Bank Ltd./Dubai, 2.88%, 06/01/21(d)	200	193,002
Banco Bradesco SA/Cayman Islands
5.75%, 03/01/22(c)(d)	200	204,792
5.90%, 01/16/21(d)	100	102,287
Banco Davivienda SA, 5.88%, 07/09/22(c)(d)	200	208,664
Banco de Credito del Peru, 4.25%, 04/01/23(d)	200	198,494
Banco do Brasil SA/Cayman Islands
5.38%, 01/15/21(c)(d)	200	202,714
5.88%, 01/26/22(c)(d)	200	203,446
5.88%, 01/19/23(c)(d)	400	406,588
Banco Inbursa SA Institucion De Banca Multiple Grupo
Financiero Inbursa, 4.13%, 06/06/24(d)	150	141,582
Banco Santander Mexico SA, 4.13%, 11/09/22(c)(d)	400	391,180
Banco Santander SA
3.13%, 02/23/23	215	202,713
3.50%, 04/11/22	200	195,434
3.80%, 02/23/28	200	178,018
3.85%, 04/12/23	200	193,918
4.25%, 04/11/27	200	185,856
Banco Votorantim SA, 7.38%, 01/21/20(c)(d)	100	103,632
Bancolombia SA, 5.13%, 09/11/22	87	87,504
Bank of America Corp.
2.15%, 11/09/20 (Call 11/09/19)	75	73,228
2.33%, 10/01/21 (Call 10/01/20)(a)(f)	289	282,180
2.37%, 07/21/21 (Call 07/21/20)(a)(f)	110	107,887
2.50%, 10/21/22 (Call 10/21/21)	345	328,136
2.63%, 10/19/20	200	197,270
2.63%, 04/19/21	330	323,984
2.74%, 01/23/22 (Call 01/23/21)(a)(f)	304	298,254
2.82%, 07/21/23 (Call 07/21/22)(a)(f)	35	33,676
2.88%, 04/24/23 (Call 04/24/22)(a)(f)	315	304,681
3.00%, 12/20/23 (Call 12/20/22)(a)(f)	530	510,332
3.09%, 10/01/25 (Call 10/01/24)(a)(f)	10	9,470
3.25%, 10/21/27 (Call 10/21/26)	150	137,762
3.30%, 01/11/23	260	254,244
3.37%, 01/23/26 (Call 01/23/25)(a)(f)	36	34,377
3.42%, 12/20/28 (Call 12/20/27)(a)(f)	512	472,197
3.50%, 04/19/26	250	237,675
3.55%, 03/05/24 (Call 03/05/23)(a)(f)	100	98,153
3.59%, 07/21/28 (Call 07/21/27)(a)(f)	49	46,053
3.71%, 04/24/28 (Call 04/24/27)(a)(f)	394	374,174
3.82%, 01/20/28 (Call 01/20/27)(a)(f)	138	132,331
3.86%, 07/23/24 (Call 07/23/23)(a)(f)	750	743,437
3.88%, 08/01/25	420	413,020
3.95%, 01/23/49 (Call 01/23/48)(a)(f)	25	21,927
4.00%, 04/01/24	75	74,860
4.00%, 01/22/25	350	340,637
4.10%, 07/24/23	85	85,698
4.13%, 01/22/24	150	150,780
4.20%, 08/26/24	600	595,596
4.24%, 04/24/38 (Call 04/24/37)(a)(f)	410	387,409

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued)	iShares® Core Total USD Bond Market ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
4.25%, 10/22/26	$75	$72,863
4.27%, 07/23/29 (Call 07/23/28)(a)(f)	675	666,400
4.44%, 01/20/48 (Call 01/20/47)(a)(f)	255	243,196
4.45%, 03/03/26	150	148,332
4.88%, 04/01/44	5	5,038
5.00%, 01/21/44	122	124,766
5.63%, 07/01/20	40	41,479
5.88%, 02/07/42	66	75,154
6.11%, 01/29/37	100	111,568
7.75%, 05/14/38	150	196,115
Series L, 2.25%, 04/21/20	135	132,906
Series L, 4.18%, 11/25/27 (Call 11/25/26)	190	182,807
Series L, 4.75%, 04/21/45	75	73,535
Bank of China Ltd., 5.00%, 11/13/24(d)	300	305,724
Bank of China Ltd./Hong Kong
3.09%,02/14/20, (3 mo. LIBOR US + 0.770%)(a)(d)	800	801,152
3.13%,01/23/19(d)	200	199,908
Bank of China Ltd./Luxembourg, 2.25%, 07/12/21(d)	200	192,150
Bank of Communications Co. Ltd., 4.50%, 10/03/24 (Call 10/03/19)(a)(d)(f)	400	399,952
Bank of Ireland Group PLC, 4.50%, 11/25/23(b)	200	198,214
Bank of Montreal
1.90%, 08/27/21	385	369,022
2.10%, 06/15/20	83	81,552
2.55%, 11/06/22 (Call 10/06/22)	140	134,525
3.80%, 12/15/32 (Call 12/15/27)(a)(f)	35	32,109
Bank of New York Mellon Corp. (The)
2.05%, 05/03/21 (Call 04/03/21)	226	218,628
2.20%, 08/16/23 (Call 06/16/23)	5	4,666
2.45%, 11/27/20 (Call 10/27/20)	14	13,762
2.45%, 08/17/26 (Call 05/17/26)	250	224,843
2.50%, 04/15/21 (Call 03/15/21)	280	274,179
2.60%, 08/17/20 (Call 07/17/20)	180	178,020
2.60%, 02/07/22 (Call 01/07/22)	185	179,970
2.66%, 05/16/23 (Call 05/16/22)(a)(f)	10	9,645
2.80%, 05/04/26 (Call 02/04/26)	75	69,404
2.95%, 01/29/23 (Call 12/29/22)	215	209,075
3.00%, 10/30/28 (Call 07/30/28)	85	76,840
3.25%, 05/16/27 (Call 02/16/27)	320	303,101
3.30%, 08/23/29 (Call 05/23/29)	81	74,833
3.40%, 05/15/24 (Call 04/15/24)	175	171,792
3.44%, 02/07/28 (Call 02/07/27)(a)(f)	220	210,958
3.45%, 08/11/23	150	148,725
3.50%, 04/28/23	100	99,282
3.65%, 02/04/24 (Call 01/05/24)	75	74,506
Series G, 2.15%, 02/24/20 (Call 01/24/20)	190	187,655
Series G, 3.00%, 02/24/25 (Call 01/24/25)	75	71,136
Bank of Nova Scotia (The)
2.15%, 07/14/20	35	34,376
2.35%, 10/21/20	650	638,313
2.45%, 03/22/21	75	73,358
2.45%, 09/19/22	150	143,958
2.70%, 03/07/22	195	189,501
2.80%, 07/21/21	150	147,498
3.13%, 04/20/21	100	99,280
4.50%, 12/16/25	100	98,901
Bank One Corp., 7.63%, 10/15/26	50	59,627
Banque Federative du Credit Mutuel SA, 3.75%, 07/20/23(b)	250	247,530

Security	Par (000)	Value

Banks (continued)
Barclays Bank PLC
2.65%, 01/11/21 (Call 12/11/20)	$490	$479,583
5.14%, 10/14/20	110	112,229
Barclays PLC
2.75%, 11/08/19	200	198,698
2.88%, 06/08/20	400	395,192
3.20%, 08/10/21	200	195,660
3.25%, 01/12/21	200	197,100
4.34%, 05/16/24 (Call 05/16/23)(a)(f)	200	196,444
4.38%, 09/11/24	200	190,780
4.38%, 01/12/26	400	383,056
4.84%, 05/09/28 (Call 05/07/27)	200	185,080
4.95%, 01/10/47	200	178,944
4.97%, 05/16/29 (Call 05/16/28)(a)(f)	250	242,677
5.20%, 05/12/26	200	194,364
BB&T Corp.
2.05%, 05/10/21 (Call 04/09/21)	100	96,736
2.15%, 02/01/21 (Call 01/01/21)	100	97,380
2.45%, 01/15/20 (Call 12/15/19)	590	584,696
2.63%, 06/29/20 (Call 05/29/20)	450	445,194
2.75%, 04/01/22 (Call 03/01/22)	50	48,720
2.85%, 10/26/24 (Call 09/26/24)	100	94,639
5.25%, 11/01/19	35	35,671
BBVA Bancomer SA/Texas
6.50%, 03/10/21(d)	150	154,475
6.75%, 09/30/22(d)	420	441,974
7.25%, 04/22/20(d)	100	102,875
BNG Bank NV
2.38%, 03/16/26(b)	250	233,988
2.50%, 02/16/21(b)	250	246,715
BNP Paribas SA
3.25%, 03/03/23	130	127,173
3.38%, 01/09/25(b)	500	468,495
4.38%, 03/01/33 (Call 03/01/28)(a)(b)(f)	200	185,592
4.63%, 03/13/27(b)	200	193,116
5.00%, 01/15/21	290	299,155
7.20%, (Call 06/25/37)(a)(b)(f)(g)	100	103,932
BNZ International Funding Ltd./London
2.40%, 02/21/20(b)	250	246,730
2.75%, 03/02/21(b)	250	244,940
3.38%, 03/01/23(b)	500	488,105
BPCE SA
2.75%, 12/02/21	250	243,270
3.38%, 12/02/26	250	232,158
3.50%, 10/23/27(b)	250	225,015
4.00%, 04/15/24	250	249,697
4.50%, 03/15/25(b)	500	483,175
Branch Banking & Trust Co., 2.25%, 06/01/20 (Call 05/01/20)	250	246,140
Caixa Economica Federal, 3.50%, 11/07/22(d)	250	239,505
Canadian Imperial Bank of Commerce
2.10%, 10/05/20	108	105,521
2.55%, 06/16/22	275	264,773
2.70%, 02/02/21	214	210,505
3.50%, 09/13/23	150	148,061
Capital One Financial Corp.
2.40%, 10/30/20 (Call 09/30/20)	85	83,000
2.50%, 05/12/20 (Call 04/12/20)	25	24,635
3.05%, 03/09/22 (Call 02/09/22)	74	72,225
3.20%, 01/30/23 (Call 12/30/22)	200	193,334

14	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® Core Total USD Bond Market ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
3.20%, 02/05/25 (Call 01/05/25)	$150	$140,036
3.30%, 10/30/24 (Call 09/30/24)	125	118,088
3.45%, 04/30/21 (Call 03/30/21)	50	49,784
3.50%, 06/15/23	330	322,575
3.75%, 04/24/24 (Call 03/24/24)	175	170,301
3.75%, 07/28/26 (Call 06/28/26)	100	91,839
3.75%, 03/09/27 (Call 02/09/27)	300	278,223
3.80%, 01/31/28 (Call 12/31/27)	50	46,243
4.20%, 10/29/25 (Call 09/29/25)	100	96,458
4.25%, 04/30/25 (Call 03/31/25)(c)	50	49,289
4.75%, 07/15/21	75	77,126
CBQ Finance Ltd., 3.25%, 06/13/21(d)	200	194,778
China Construction Bank Asia Corp. Ltd., 4.25%, 08/20/24 (Call 08/20/19)(a)(d)(f)	200	200,012
China Construction Bank Corp./Hong Kong
3.06%, 06/08/21, (3 mo. LIBOR US + 0.730%)(a)(d)	300	299,853
3.16%, 06/08/23, (3 mo. LIBOR US + 0.830%)(a)(d)	200	199,922
China Development Bank
2.50%, 10/09/20(d)	200	195,974
3.38%, 01/24/27(d)	200	188,876
4.00%, 01/24/37(d)	200	185,908
China Development Bank Corp./Hong Kong, 3.02%, 03/06/22, (3 mo. LIBOR US + 0.700%)(a)(d)	200	200,056
China Everbright Bank Co. Ltd., 2.50%, 03/08/20(d)	200	196,034
China Minsheng Banking Corp. Ltd./Hong Kong, 3.38%, 03/09/23, (3 mo. LIBOR US + 1.050%)(a)(d)	200	199,890
CIT Group Inc.
4.75%, 02/16/24 (Call 11/16/23)	75	74,143
5.00%, 08/15/22	95	95,509
5.00%, 08/01/23	100	100,377
5.25%, 03/07/25 (Call 12/07/24)	50	50,383
5.38%, 05/15/20	50	51,321
6.13%, 03/09/28	50	51,913
Citibank N.A., 2.10%, 06/12/20 (Call 05/12/20)	1,000	981,510
CITIC Ltd.
3.70%, 06/14/26(d)	200	185,428
6.80%, 01/17/23(d)	200	217,972
Citigroup Inc.
2.40%, 02/18/20	190	187,918
2.65%, 10/26/20	251	247,160
2.70%, 03/30/21	235	230,131
2.70%, 10/27/22 (Call 09/27/22)	225	215,363
2.75%, 04/25/22 (Call 03/25/22)	885	854,352
2.88%, 07/24/23 (Call 07/24/22)(a)(f)	554	533,269
2.90%, 12/08/21 (Call 11/08/21)	350	342,065
3.14%, 01/24/23 (Call 01/24/22)(a)(f)	25	24,429
3.20%, 10/21/26 (Call 07/21/26)	605	555,432
3.30%, 04/27/25	35	33,282
3.40%, 05/01/26	55	51,598
3.50%, 05/15/23	65	63,643
3.52%, 10/27/28 (Call 10/27/27)(a)(f)	28	25,950
3.67%, 07/24/28 (Call 07/24/27)(a)(f)	586	549,182
3.88%, 10/25/23	25	24,951
3.88%, 03/26/25	157	151,359
3.88%, 01/24/39 (Call 01/22/38)(a)(f)	25	22,192
3.89%, 01/10/28 (Call 01/10/27)(a)(f)	15	14,348
4.00%, 08/05/24	225	222,305
4.05%, 07/30/22	100	100,314
4.13%, 07/25/28	348	330,061
4.28%, 04/24/48 (Call 10/24/47)(a)(f)	250	230,710

Security	Par (000)	Value

Banks (continued)
4.30%, 11/20/26	$108	$105,128
4.40%, 06/10/25	131	129,712
4.45%, 09/29/27	500	486,215
4.60%, 03/09/26	276	274,650
4.65%, 07/30/45	225	216,029
4.65%, 07/23/48 (Call 06/23/48)	200	192,856
4.75%, 05/18/46	170	158,119
5.30%, 05/06/44	150	151,610
5.50%, 09/13/25	74	77,740
5.88%, 01/30/42	119	134,098
6.63%, 06/15/32	300	346,173
6.68%, 09/13/43	50	58,811
8.13%, 07/15/39	85	118,584
Citizens Bank N.A./Providence RI
2.25%, 03/02/20 (Call 02/03/20)	500	492,845
2.25%, 10/30/20 (Call 09/30/20)	250	243,542
3.70%, 03/29/23 (Call 02/28/23)	250	247,297
Citizens Financial Group Inc., 4.30%, 12/03/25 (Call 11/03/25)	215	211,515
Comerica Inc., 3.70%, 07/31/23 (Call 07/01/23)	100	99,143
Commonwealth Bank of Australia
2.00%, 09/06/21(b)	125	119,636
2.50%, 09/18/22(b)	325	310,615
2.75%, 03/10/22(b)	55	53,367
3.15%, 09/19/27(b)	275	255,021
3.45%, 03/16/23(b)(c)	300	296,406
3.90%, 03/16/28(b)	150	147,179
3.90%, 07/12/47(b)	150	134,300
4.32%, 01/10/48(b)	250	217,518
Commonwealth Bank of Australia/New York NY, 2.30%, 03/12/20	250	246,780
Cooperatieve Rabobank UA
3.88%, 02/08/22	500	502,665
3.95%, 11/09/22	250	247,655
4.38%, 08/04/25	250	244,567
4.50%, 01/11/21	1	1,021
4.75%, 01/15/20(b)	200	203,350
5.25%, 05/24/41	67	72,751
5.25%, 08/04/45	250	253,472
5.75%, 12/01/43	250	271,625
Cooperatieve Rabobank UA/NY
2.25%, 01/14/20	250	247,280
2.75%, 01/10/22	250	242,887
2.75%, 01/10/23	250	239,822
Credit Agricole SA/London
3.38%, 01/10/22(b)	500	489,400
3.75%, 04/24/23(b)	250	244,462
Credit Bank of Moscow Via CBOM Finance PLC, 5.88%, 11/07/21(d)	200	194,554
Credit Suisse AG/New York NY
3.00%, 10/29/21	250	246,045
3.63%, 09/09/24	250	244,535
5.40%, 01/14/20	250	255,572
Credit Suisse Group AG
3.57%, 01/09/23 (Call 01/09/22)(b)	300	292,545
3.87%, 01/12/29 (Call 01/12/28)(a)(b)(f)	250	232,070
4.21%, 06/12/24 (Call 06/12/23)(a)(b)(f)	250	248,347
4.28%, 01/09/28 (Call 01/09/27)(b)	250	239,675

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued)	iShares® Core Total USD Bond Market ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
Credit Suisse Group Funding Guernsey Ltd.
3.13%, 12/10/20	$500	$494,470
3.80%, 09/15/22	255	252,391
4.55%, 04/17/26	250	247,420
Danske Bank A/S
3.88%, 09/12/23(b)	250	243,037
4.38%, 06/12/28(b)	250	237,965
Deutsche Bank AG
2.95%, 08/20/20	13	12,734
3.13%, 01/13/21(c)	100	97,550
3.38%, 05/12/21	75	73,472
4.30%, 05/24/28 (Call 05/24/23)(a)(f)	200	180,168
Deutsche Bank AG/London, 3.70%, 05/30/24	205	191,185
Deutsche Bank AG/New York NY
2.70%, 07/13/20	265	258,934
2.95%, 08/20/20	100	97,607
3.13%, 01/13/21	100	97,479
3.15%, 01/22/21	325	315,988
3.38%, 05/12/21	100	97,365
3.70%, 05/30/24	100	93,242
4.10%, 01/13/26	100	93,556
4.25%, 10/14/21	100	99,169
4.88%, 12/01/32 (Call 12/01/27)(a)(f)	250	212,723
Development Bank of Kazakhstan JSC, 4.13%, 12/10/22(d)	200	196,226
Dexia Credit Local SA, 2.38%, 09/20/22(b)	1,000	964,080
DIB Sukuk Ltd., 3.66%, 02/14/22(d)	600	585,054
Discover Bank, 3.10%, 06/04/20 (Call 05/04/20)	250	247,957
DNB Bank ASA, 2.13%, 10/02/20(b)	200	194,528
Dresdner Funding Trust I, 8.15%, 06/30/31 (Call 06/30/29)(b)	200	248,650
Emirates NBD PJSC, 3.25%, 11/19/19(d)	200	199,484
Fifth Third Bancorp.
2.60%, 06/15/22 (Call 05/15/22)	150	144,228
3.50%, 03/15/22 (Call 02/15/22)	100	99,272
3.95%, 03/14/28 (Call 02/14/28)	115	111,652
4.30%, 01/16/24 (Call 12/16/23)	135	135,837
8.25%, 03/01/38	100	132,780
Fifth Third Bank/Cincinnati OH
2.20%, 10/30/20 (Call 09/30/20)	200	195,590
3.35%, 07/26/21 (Call 06/26/21)	200	198,992
3.85%, 03/15/26 (Call 02/15/26)	200	193,776
3.95%, 07/28/25 (Call 06/28/25)	200	199,690
First Abu Dhabi Bank PJSC, 3.00%, 03/30/22(d)	200	194,512
First Horizon National Corp., 3.50%, 12/15/20 (Call 11/15/20)	100	99,843
Freedom Mortgage Corp.
8.13%, 11/15/24 (Call 11/15/20)(b)	50	46,277
8.25%, 04/15/25 (Call 04/15/21)(b)	55	50,880
Goldman Sachs Bank USA/New York NY, 3.20%, 06/05/20	70	69,944
Goldman Sachs Capital I, 6.35%, 02/15/34	500	563,625
Goldman Sachs Group Inc. (The)
2.30%, 12/13/19 (Call 11/13/19)	90	89,088
2.35%, 11/15/21 (Call 11/15/20)	525	505,108
2.60%, 04/23/20 (Call 03/23/20)	100	98,965
2.63%, 04/25/21 (Call 03/25/21)	90	87,986
2.75%, 09/15/20 (Call 08/15/20)	230	227,217
2.88%, 02/25/21 (Call 01/25/21)	125	123,080
2.88%, 10/31/22 (Call 10/31/21)(a)(f)	90	87,478

Security	Par (000)	Value

Banks (continued)
2.91%, 06/05/23 (Call 06/05/22)(a)(f)	$325	$313,319
3.00%, 04/26/22 (Call 04/26/21)	150	146,028
3.20%, 02/23/23 (Call 01/23/23)	175	170,009
3.27%, 09/29/25 (Call 09/29/24)(a)(f)	300	284,229
3.50%, 01/23/25 (Call 10/23/24)	515	493,262
3.63%, 01/22/23	255	252,246
3.69%, 06/05/28 (Call 06/05/27)(a)(f)	57	53,578
3.75%, 05/22/25 (Call 02/22/25)	132	127,792
3.75%, 02/25/26 (Call 11/25/25)	455	436,795
3.81%, 04/23/29 (Call 04/23/28)(a)(f)	165	155,026
3.85%, 07/08/24 (Call 04/08/24)	55	53,870
3.85%, 01/26/27 (Call 01/26/26)	210	201,346
4.00%, 03/03/24	200	198,590
4.02%,10/31/38 (Call 10/31/37)(a)(f)	91	81,511
4.22%, 05/01/29 (Call 05/01/28)(a)(f)	300	290,892
4.25%, 10/21/25	365	354,962
4.75%, 10/21/45 (Call 04/21/45)	260	252,270
4.80%, 07/08/44 (Call 01/08/44)	275	268,051
5.15%, 05/22/45	230	224,848
5.25%, 07/27/21	300	312,015
5.38%, 03/15/20	50	51,336
5.75%, 01/24/22	150	158,495
5.95%, 01/15/27	22	23,774
6.25%, 02/01/41	120	139,141
6.45%, 05/01/36	185	209,542
6.75%, 10/01/37	575	670,456
Halyk Savings Bank of Kazakhstan JSC, 5.50%, 12/21/22 (Call 11/30/18)(d)	100	99,668
HSBC Bank PLC, 4.13%, 08/12/20(b)	100	101,292
HSBC Holdings PLC
2.65%, 01/05/22	200	193,436
2.95%, 05/25/21	205	201,568
3.26%, 03/13/23 (Call 03/13/22)(a)(f)	500	488,710
3.40%, 03/08/21	200	199,014
4.00%, 03/30/22	80	80,728
4.25%, 03/14/24	200	197,466
4.25%, 08/18/25	200	194,530
4.29%, 09/12/26 (Call 09/15/25)(a)(f)	200	197,204
4.30%, 03/08/26	900	885,681
4.58%, 06/19/29 (Call 06/19/28)(a)(f)	200	198,380
5.10%, 04/05/21	375	387,836
5.25%, 03/14/44	255	255,913
6.10%, 01/14/42	200	232,462
6.50%, 05/02/36	360	411,905
6.50%, 09/15/37	200	230,274
6.80%, 06/01/38	212	252,441
HSBC USA Inc.
2.35%, 03/05/20	150	148,220
2.75%, 08/07/20	100	99,024
3.50%, 06/23/24	200	195,116
Huntington Bancshares Inc./OH
2.30%, 01/14/22 (Call 12/14/21)	25	23,908
3.15%, 03/14/21 (Call 02/14/21)	61	60,338
4.00%, 05/15/25 (Call 04/15/25)	250	247,802
Huntington National Bank (The)
2.50%, 08/07/22 (Call 07/07/22)	250	239,200
2.88%, 08/20/20 (Call 07/20/20)	250	247,392
3.25%, 05/14/21 (Call 04/14/21)	250	248,140

16	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® Core Total USD Bond Market ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
ICICI Bank Ltd./Dubai
3.25%, 09/09/22(d)	$600	$574,254
3.50%, 03/18/20(d)	200	198,714
IDBI Bank Ltd./GIFT-IFC, 3.75%, 01/25/19(d)	200	199,676
Industrial & Commercial Bank of China Ltd., 4.88%, 09/21/25(d)	200	201,026
Industrial & Commercial Bank of China Ltd./Dubai DIFC, 2.63%, 05/26/20(d)	200	196,522
Industrial & Commercial Bank of China Ltd./Hong Kong, 3.28%, 02/21/22, (3 mo. LIBOR US + 0.965%)(a)(d)	1,000	1,004,360
Industrial & Commercial Bank of China Ltd./New York NY, 3.23%, 11/13/19	250	249,170
Industrial & Commercial Bank of China Ltd./Singapore, 2.00%, 05/10/19(d)	200	198,616
ING Bank NV, 5.80%, 09/25/23(b)	250	262,067
ING Groep NV
3.95%, 03/29/27	200	189,834
4.10%, 10/02/23	200	198,804
4.55%, 10/02/28	200	196,516
Intesa Sanpaolo SpA
3.38%, 01/12/23(b)	200	181,006
3.88%, 01/12/28(b)	550	449,504
Itau Unibanco Holding SA/Cayman Islands
5.13%, 05/13/23(c)(d)	200	200,922
6.20%, 12/21/21(c)(d)	600	622,488
JPMorgan Chase & Co.
2.25%, 01/23/20 (Call 12/23/19)	270	266,752
2.30%, 08/15/21 (Call 08/15/20)	80	77,437
2.55%, 03/01/21 (Call 02/01/21)	425	416,559
2.70%, 05/18/23 (Call 03/18/23)	425	406,024
2.75%, 06/23/20 (Call 05/23/20)	190	188,144
2.95%, 10/01/26 (Call 07/01/26)	383	350,916
2.97%, 01/15/23 (Call 01/15/22)	445	431,218
3.13%, 01/23/25 (Call 10/23/24)	775	734,669
3.20%, 06/15/26 (Call 03/15/26)	132	123,396
3.22%, 03/01/25 (Call 03/01/24)(a)(f)	46	44,239
3.25%, 09/23/22	225	221,940
3.30%, 04/01/26 (Call 01/01/26)	415	391,328
3.38%, 05/01/23	301	293,454
3.51%, 06/18/22 (Call 06/18/21)(a)(f)	250	249,452
3.51%, 01/23/29 (Call 01/23/28)(a)(f)	500	467,460
3.54%, 05/01/28 (Call 05/01/27)(a)(f)	160	151,320
3.63%, 05/13/24	25	24,601
3.63%, 12/01/27 (Call 12/01/26)	75	69,917
3.78%, 02/01/28 (Call 02/01/27)(a)(f)	36	34,676
3.80%, 07/23/24 (Call 07/23/23)(a)(f)	500	496,555
3.88%, 02/01/24	100	99,899
3.88%, 09/10/24	200	196,486
3.88%, 07/24/38 (Call 07/24/37)(a)(f)	350	316,844
3.90%, 07/15/25 (Call 04/15/25)	225	221,884
3.90%, 01/23/49 (Call 01/23/48)(a)(f)	25	21,776
3.96%, 11/15/48 (Call 11/15/47)(a)(f)	35	30,783
4.03%, 07/24/48 (Call 07/24/47)(a)(f)	52	46,139
4.13%, 12/15/26	170	166,505
4.20%, 07/23/29 (Call 07/23/28)(a)(f)	345	339,815
4.25%, 10/15/20	460	467,112
4.25%, 10/01/27	50	49,105
4.26%, 02/22/48 (Call 02/22/47)(a)(f)	240	221,434
4.40%, 07/22/20	120	122,044
4.63%, 05/10/21	125	128,500

Security	Par (000)	Value

Banks (continued)
4.85%, 02/01/44	$115	$115,874
4.95%, 06/01/45	105	105,799
5.50%, 10/15/40	32	35,090
5.60%, 07/15/41	15	16,625
5.63%, 08/16/43	600	657,450
6.40%, 05/15/38	275	330,830
JPMorgan Chase Bank N.A., 2.60%, 02/01/21 (Call 02/01/20)(a)(f)	250	247,652
KEB Hana Bank, 2.50%, 01/27/21(d)	200	194,476
KeyBank N.A./Cleveland OH, 3.40%, 05/20/26	250	234,710
KeyCorp.
2.90%, 09/15/20	259	256,630
4.10%, 04/30/28	200	196,708
4.15%, 10/29/25	60	60,136
5.10%, 03/24/21	108	111,866
KfW
0.00%, 04/18/36(h)	150	81,081
0.00%, 06/29/37(h)	100	51,851
1.50%, 04/20/20	1,185	1,160,316
1.50%, 06/15/21	900	864,792
1.63%, 05/29/20	650	636,636
1.63%, 03/15/21	180	174,195
1.75%, 03/31/20	50	49,185
1.88%, 06/30/20	2,085	2,047,950
2.00%, 11/30/21	250	242,037
2.00%, 09/29/22	100	95,835
2.00%, 10/04/22	100	95,827
2.00%, 05/02/25	980	909,607
2.13%, 03/07/22	395	382,459
2.13%, 06/15/22	470	453,902
2.13%, 01/17/23	635	609,600
2.13%, 08/07/23(d)	25	23,877
2.38%, 12/29/22	175	169,670
2.50%, 11/20/24	425	408,569
2.63%, 04/12/21	250	247,492
2.63%, 01/25/22	65	64,008
2.75%, 09/08/20	65	64,715
2.75%, 10/01/20	275	273,636
2.88%, 04/03/28(c)	60	58,054
4.00%, 01/27/20	475	481,208
Korea Development Bank (The)
2.00%, 09/12/26(c)	200	172,254
2.50%, 01/13/21	200	195,954
3.00%, 09/14/22	400	389,624
3.00%, 01/13/26	200	186,736
3.38%, 09/16/25	200	191,912
Landwirtschaftliche Rentenbank
1.75%, 07/27/26	100	89,631
2.00%, 01/13/25	450	418,932
2.38%, 03/24/21(d)	220	216,564
2.38%, 06/10/25	200	189,756
Series 37, 2.50%, 11/15/27	25	23,400
Lloyds Bank PLC
2.70%, 08/17/20	250	246,442
3.30%, 05/07/21	200	198,570
6.38%, 01/21/21	9	9,532
Lloyds Banking Group PLC
3.00%, 01/11/22	200	194,208
3.75%, 01/11/27	400	370,208
4.05%, 08/16/23	400	396,048

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued)	iShares® Core Total USD Bond Market ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
4.34%, 01/09/48	$275	$228,652
4.45%, 05/08/25	295	293,431
4.50%, 11/04/24	200	195,370
4.55%, 08/16/28	200	193,782
4.58%, 12/10/25	200	192,672
M&T Bank Corp., 3.55%, 07/26/23 (Call 06/26/23)	125	123,963
Macquarie Group Ltd.
3.19%, 11/28/23 (Call 11/28/22)(a)(b)(f)	25	23,909
3.76%, 11/28/28 (Call 11/28/27)(a)(b)(f)	50	45,658
4.15%, 03/27/24 (Call 03/27/23)(a)(b)(f)	200	198,284
5.03%, 01/15/30 (Call 01/15/29)(a)(b)(f)	250	249,660
Manufacturers & Traders Trust Co.
2.50%, 05/18/22 (Call 04/18/22)	250	240,945
2.63%, 01/25/21 (Call 12/25/20)	250	245,680
Mitsubishi UFJ Financial Group Inc.
2.67%, 07/25/22	420	404,897
2.95%, 03/01/21	200	197,316
3.29%, 07/25/27	125	116,683
3.46%, 03/02/23	515	507,666
3.68%, 02/22/27	175	168,187
3.76%, 07/26/23	100	99,406
3.78%, 03/02/25	290	285,229
3.85%, 03/01/26	400	390,708
3.96%, 03/02/28	100	97,952
4.05%, 09/11/28	100	98,633
Mitsubishi UFJ Trust & Banking Corp., 2.65%, 10/19/20(b)	250	245,977
Mizuho Financial Group Inc.
2.63%, 04/12/21(b)	200	195,234
3.17%, 09/11/27	250	230,113
3.55%, 03/05/23	500	493,270
3.66%, 02/28/27	200	191,766
3.92%, 09/11/24 (Call 09/11/23)(a)(f)	200	198,982
4.35%, 10/20/25(b)	250	244,927
Morgan Stanley
2.50%, 04/21/21	210	204,515
2.63%, 11/17/21	225	218,246
2.65%, 01/27/20	550	546,062
2.75%, 05/19/22	290	280,337
2.80%, 06/16/20	145	143,711
3.13%, 01/23/23	285	276,199
3.13%, 07/27/26	200	183,182
3.59%, 07/22/28 (Call 07/22/27)(a)(f)	81	76,010
3.63%, 01/20/27	173	163,253
3.70%, 10/23/24	36	35,128
3.74%, 04/24/24 (Call 04/24/23)(a)(f)	275	271,920
3.75%, 02/25/23	230	228,270
3.77%, 01/24/29 (Call 01/24/28)(a)(f)	300	284,697
3.88%, 01/27/26	228	220,608
3.95%, 04/23/27	160	151,110
4.00%, 07/23/25	205	201,435
4.10%, 05/22/23	54	53,893
4.30%, 01/27/45	465	428,237
4.35%, 09/08/26	150	146,478
4.38%, 01/22/47	149	138,621
4.46%, 04/22/39 (Call 04/22/38)(a)(f)	200	192,028
4.88%, 11/01/22	620	639,115
5.00%, 11/24/25	150	153,383
5.50%, 01/26/20	300	307,926
5.50%, 07/28/21	205	214,625
6.38%, 07/24/42	302	363,581

Security	Par (000)	Value

Banks (continued)
7.25%, 04/01/32	$202	$255,336
Series F, 3.88%, 04/29/24	139	137,292
MUFG Americas Holdings Corp.
2.25%, 02/10/20 (Call 01/10/20)	9	8,934
3.00%, 02/10/25 (Call 01/20/25)	125	117,803
MUFG Bank Ltd., 2.30%, 03/05/20(b)	250	246,687
National Australia Bank Ltd./New York
2.50%, 05/22/22	250	239,703
2.63%, 07/23/20	650	641,933
3.63%, 06/20/23	500	496,630
Nederlandse Waterschapsbank NV, 2.38%, 03/24/26(b)	200	187,040
NongHyup Bank, 2.88%, 07/17/22(d)	200	192,830
Nordea Bank AB
2.13%, 05/29/20(b)	200	196,036
2.25%, 05/27/21(b)	200	193,072
4.63%, 09/13/33 (Call 09/13/28)(a)(b)(f)	200	192,956
Northern Trust Corp.
2.38%, 08/02/22	50	48,032
3.38%, 08/23/21	245	245,429
3.65%, 08/03/28 (Call 05/03/28)	100	98,000
3.95%, 10/30/25	25	25,179
Oesterreichische Kontrollbank AG
1.50%, 10/21/20	205	199,096
1.75%, 01/24/20	25	24,649
1.88%, 01/20/21	100	97,480
2.38%, 10/01/21	265	259,570
PNC Bank N.A.
2.15%, 04/29/21 (Call 03/30/21)(i)	350	339,283
2.45%, 11/05/20 (Call 10/05/20)(i)	300	294,624
2.63%, 02/17/22 (Call 01/17/22)(i)	250	242,767
PNC Financial Services Group Inc. (The)
2.85%, 11/09/22(i)(j)	35	33,857
3.15%, 05/19/27 (Call 04/19/27)(i)	60	56,344
3.90%, 04/29/24 (Call 03/29/24)(i)	50	49,559
5.13%, 02/08/20(i)	19	19,438
Provident Funding Associates LP/PFG Finance Corp., 6.38%, 06/15/25 (Call 05/24/20)(b)	25	24,622
RBC USA Holdco Corp., 5.25%, 09/15/20	25	25,773
RBS Capital Trust II, 6.43%, (Call 01/03/34)(a)(f)(g)	50	59,803
Regions Financial Corp.
2.75%, 08/14/22 (Call 07/14/22)	175	168,163
3.20%, 02/08/21 (Call 01/08/21)	5	4,958
3.80%, 08/14/23 (Call 07/14/23)	250	247,822
Royal Bank of Canada
2.15%, 10/26/20	240	234,727
2.35%, 10/30/20	400	392,792
2.50%, 01/19/21	275	270,077
2.75%, 02/01/22	115	112,393
3.20%, 04/30/21	525	522,837
3.70%, 10/05/23	220	218,816
4.65%, 01/27/26	180	181,778
Royal Bank of Scotland Group PLC
3.88%, 09/12/23	200	192,424
4.80%, 04/05/26	250	246,555
4.89%, 05/18/29 (Call 05/18/28)(a)(f)	250	243,397
5.13%, 05/28/24	250	247,030
6.00%, 12/19/23	250	256,860
6.10%, 06/10/23	100	103,007
6.13%, 12/15/22	200	206,952
7.65%, (Call 09/30/31)(a)(f)(g)	65	81,151

18	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® Core Total USD Bond Market ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
Santander Holdings USA Inc.
2.65%, 04/17/20 (Call 03/17/20)	$275	$271,279
3.40%, 01/18/23 (Call 12/19/22)	5	4,770
3.70%, 03/28/22 (Call 02/28/22)	40	39,269
4.40%, 07/13/27 (Call 04/14/27)	100	93,380
4.50%, 07/17/25 (Call 04/17/25)	175	171,252
Santander UK Group Holdings PLC
2.88%, 10/16/20	394	388,401
2.88%, 08/05/21	200	193,824
3.13%, 01/08/21	8	7,890
3.57%, 01/10/23 (Call 01/10/22)	200	193,136
Santander UK PLC
2.38%, 03/16/20	38	37,521
3.40%, 06/01/21	250	248,407
4.00%, 03/13/24	300	298,833
5.00%, 11/07/23(b)	200	200,448
Sberbank of Russia Via SB Capital SA, 5.13%, 10/29/22(d)	200	196,788
Shinhan Bank Co. Ltd., 3.88%, 03/24/26(d)	200	188,950
Skandinaviska Enskilda Banken AB
2.30%, 03/11/20	250	246,407
2.63%, 11/17/20(b)	250	245,557
2.80%, 03/11/22	250	243,090
3.25%, 05/17/21(b)	500	496,110
Societe Generale SA
2.63%, 09/16/20(b)	250	246,057
4.25%, 09/14/23(b)	300	297,474
4.75%, 11/24/25(b)	200	195,426
4.75%, 09/14/28(b)(c)	200	195,448
5.20%, 04/15/21(b)	200	207,150
Standard Chartered PLC
2.25%, 04/17/20(b)	200	196,316
3.05%, 01/15/21(b)(c)	400	393,524
3.89%, 03/15/24 (Call 03/15/23)(a)(b)(f)	200	194,666
4.05%, 04/12/26(b)	400	381,496
7.01%, (Call 07/30/37)(a)(b)(f)(g)	100	102,781
State Bank of India/London, 3.62%, 04/17/19(d)	200	200,092
State Street Corp.
1.95%, 05/19/21	35	33,791
2.55%, 08/18/20	244	241,248
2.65%, 05/15/23 (Call 05/15/22)(a)(f)	100	96,595
2.65%, 05/19/26	175	160,067
3.10%, 05/15/23	85	82,673
3.30%, 12/16/24	100	96,952
3.55%, 08/18/25	85	83,020
3.70%, 11/20/23	297	296,635
4.38%, 03/07/21	75	76,711
Sumitomo Mitsui Banking Corp.
2.51%, 01/17/20	250	247,720
3.65%, 07/23/25	250	245,095
Sumitomo Mitsui Financial Group Inc.
2.06%, 07/14/21	250	240,082
2.63%, 07/14/26	45	40,358
2.78%, 10/18/22	225	216,603
2.85%, 01/11/22	350	341,054
2.93%, 03/09/21	475	468,364
3.01%, 10/19/26	100	91,885
3.10%, 01/17/23	275	267,556
3.35%, 10/18/27(c)	260	243,391
3.36%, 07/12/27	40	37,551

Security	Par (000)	Value

Banks (continued)
3.45%, 01/11/27	$125	$118,303
3.54%, 01/17/28	250	237,325
3.75%, 07/19/23	400	397,908
3.94%, 10/16/23(c)	50	50,123
3.94%, 07/19/28	200	195,450
4.31%, 10/16/28	50	50,245
Suncorp-Metway Ltd., 2.38%,11/09/20(b)	250	243,840
SunTrust Bank/Atlanta GA
2.45%, 08/01/22 (Call 07/01/22)	175	167,347
2.59%, 01/29/21 (Call 02/02/20)(a)(f)	6	5,938
3.00%, 02/02/23 (Call 01/02/23)	150	145,689
3.30%, 05/15/26 (Call 04/15/26)	200	186,814
3.50%, 08/02/22 (Call 08/02/21)(a)(f)	50	49,709
3.69%, 08/02/24 (Call 08/02/23)(a)(f)	40	39,536
SunTrust Banks Inc.
2.70%, 01/27/22 (Call 12/27/21)	200	193,862
2.90%, 03/03/21 (Call 02/03/21)	190	187,154
4.00%, 05/01/25 (Call 03/01/25)	200	198,590
SVB Financial Group, 3.50%, 01/29/25	35	33,557
Svenska Handelsbanken AB
2.40%, 10/01/20	500	490,835
2.45%, 03/30/21	250	243,840
3.35%, 05/24/21	280	278,474
Swedbank AB, 2.20%, 03/04/20(b)(c)	200	197,032
Synovus Financial Corp., 3.13%, 11/01/22 (Call 10/01/22)	150	142,740
TC Ziraat Bankasi AS, 5.13%, 09/29/23(d)	200	169,652
Toronto-Dominion Bank (The)
1.80%, 07/13/21	259	248,653
1.85%, 09/11/20	100	97,574
2.13%, 04/07/21	50	48,590
2.25%, 11/05/19	50	49,569
2.50%, 12/14/20	225	221,270
2.55%, 01/25/21	275	270,517
3.00%, 06/11/20	250	249,342
3.15%, 09/17/20	200	199,854
3.25%, 06/11/21	100	99,714
3.50%, 07/19/23	150	149,319
3.63%, 09/15/31 (Call 09/15/26)(a)(f)	230	214,178
Turkiye Garanti Bankasi AS, 5.88%, 03/16/23(d)	200	185,246
Turkiye Is Bankasi AS
5.00%, 04/30/20(d)	400	378,888
5.38%, 10/06/21(d)	400	352,580
6.00%, 10/24/22(d)	200	164,972
Turkiye Vakiflar Bankasi TAO, 6.88%, 02/03/25 (Call 02/03/20)(a)(d)(f)	200	164,184
U.S. Bancorp.
2.35%, 01/29/21 (Call 12/29/20)	3	2,936
2.95%, 07/15/22 (Call 06/15/22)	245	238,740
3.00%, 03/15/22 (Call 02/15/22)	250	245,695
3.10%, 04/27/26 (Call 03/27/26)	50	46,760
3.60%, 09/11/24 (Call 08/11/24)	75	73,831
3.70%, 01/30/24 (Call 12/29/23)	150	150,282
3.90%, 04/26/28 (Call 03/26/28)	100	99,562
4.13%, 05/24/21 (Call 04/24/21)	27	27,477
Series V, 2.38%, 07/22/26 (Call 06/22/26)	375	336,442
Series V, 2.63%, 01/24/22 (Call 12/23/21)	119	115,831
Series X, 3.15%, 04/27/27 (Call 03/27/27)	115	108,296
U.S. Bank N.A./Cincinnati OH, 2.80%, 01/27/25 (Call 12/27/24)	250	235,528

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued)	iShares® Core Total USD Bond Market ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
UBS AG/London
2.20%, 06/08/20 (Call 05/08/20)(b)	$400	$392,340
2.45%, 12/01/20 (Call 11/01/20)(b)	200	195,764
UBS Group Funding Switzerland AG
2.95%, 09/24/20(b)	220	217,573
3.00%, 04/15/21(b)	250	246,022
3.49%, 05/23/23 (Call 05/23/22)(b)	200	195,444
4.13%, 04/15/26(b)	200	196,160
4.25%, 03/23/28 (Call 03/23/27)(b)	200	195,748
UniCredit SpA, 5.86%, 06/19/32 (Call 06/19/27)(a)(b)(f)	200	171,314
United Bank for Africa PLC, 7.75%, 06/08/22(d)	400	401,608
United Overseas Bank Ltd., 3.75%, 09/19/24 (Call 09/19/19)(a)(d)(f)	200	200,138
Vnesheconombank Via VEB Finance PLC, 4.22%, 11/21/18(d)	200	199,700
Wachovia Corp.
5.50%, 08/01/35	100	105,550
6.55%, 10/15/35	200	232,764
Wells Fargo & Co.
2.10%, 07/26/21	200	191,930
2.50%, 03/04/21	207	201,997
2.55%, 12/07/20	1,825	1,785,543
2.63%, 07/22/22	13	12,472
3.00%, 02/19/25	433	405,167
3.00%, 04/22/26	250	229,933
3.00%, 10/23/26	140	128,118
3.07%, 01/24/23 (Call 01/24/22)	81	78,488
3.30%, 09/09/24	530	508,296
3.50%, 03/08/22	300	297,462
3.55%, 09/29/25	275	263,945
3.58%, 05/22/28 (Call 05/22/27)(a)(f)	520	494,307
3.90%, 05/01/45	159	142,739
4.10%, 06/03/26	425	413,856
4.40%, 06/14/46	100	90,411
4.60%, 04/01/21	275	281,344
4.65%, 11/04/44	115	107,977
4.75%, 12/07/46	101	95,946
4.90%, 11/17/45	445	431,338
5.38%, 11/02/43	158	162,294
5.61%, 01/15/44	480	510,322
Series M, 3.45%, 02/13/23	225	219,785
Series N, 2.15%, 01/30/20	725	715,321
Wells Fargo Bank N.A.
2.40%, 01/15/20	250	247,865
3.63%, 10/22/21 (Call 09/21/21)	250	249,900
Westpac Banking Corp.
2.10%, 05/13/21	25	24,144
2.30%, 05/26/20	450	443,088
2.50%, 06/28/22	105	100,704
2.60%, 11/23/20	450	443,110
2.65%, 01/25/21	125	122,868
2.70%, 08/19/26	310	280,708
2.75%, 01/11/23	115	110,599
2.80%, 01/11/22	105	102,324
2.85%, 05/13/26	110	101,019
3.35%, 03/08/27	200	189,004
3.40%, 01/25/28(c)	200	189,108
3.65%, 05/15/23	250	249,055
4.32%, 11/23/31 (Call 11/23/26)(a)(f)	50	47,653
4.88%, 11/19/19	215	218,840

Security	Par (000)	Value

Banks (continued)
Woori Bank, 2.63%, 07/20/21(d)	$200	$193,872
Yapi ve Kredi Bankasi AS
5.13%, 10/22/19(d)	200	194,530
5.50%, 12/06/22(d)	200	164,000

		162,313,746
Beverages — 0.7%
Anheuser-Busch InBev Finance Inc.
2.63%, 01/17/23	200	189,324
2.65%, 02/01/21 (Call 01/01/21)	1,051	1,030,327
3.30%, 02/01/23 (Call 12/01/22)	290	282,527
3.65%, 02/01/26 (Call 11/01/25)	560	532,442
3.70%, 02/01/24	325	318,991
4.00%, 01/17/43	400	334,544
4.63%, 02/01/44	250	226,785
4.70%, 02/01/36 (Call 08/01/35)	365	347,356
4.90%, 02/01/46 (Call 08/01/45)	570	536,205
Anheuser-Busch InBev Worldwide Inc.
2.50%, 07/15/22	170	162,239
3.50%, 01/12/24 (Call 12/12/23)	80	77,864
3.75%, 01/15/22	350	350,420
3.75%, 07/15/42	75	60,807
4.00%, 04/13/28 (Call 01/13/28)	325	312,188
4.38%, 04/15/38 (Call 10/15/37)	365	331,730
4.44%, 10/06/48 (Call 04/06/48)	225	197,503
4.60%, 04/15/48 (Call 10/15/47)	470	423,291
4.75%, 04/15/58 (Call 10/15/57)	50	44,583
6.88%, 11/15/19	87	90,283
8.20%, 01/15/39	75	100,660
Bacardi Ltd.
2.75%, 07/15/26 (Call 04/15/26)(b)	100	86,669
4.70%, 05/15/28 (Call 02/15/28)(b)	100	97,240
5.15%, 05/15/38 (Call 11/15/37)(b)	100	93,539
5.30%, 05/15/48 (Call 11/15/47)(b)	100	92,928
Beam Suntory Inc., 3.25%, 05/15/22 (Call 02/15/22)	120	117,474
Coca-Cola Bottling Co. Consolidated, 3.80%, 11/25/25 (Call 08/25/25)	50	48,728
Coca-Cola Co. (The)
1.55%, 09/01/21	375	358,631
1.88%, 10/27/20	1,625	1,587,982
2.25%, 09/01/26	150	134,535
2.88%, 10/27/25	200	189,780
2.90%, 05/25/27	175	163,642
3.20%, 11/01/23	350	345,912
Constellation Brands Inc.
2.00%, 11/07/19	58	57,239
2.25%, 11/06/20	11	10,725
2.70%, 05/09/22 (Call 04/09/22)	29	27,907
3.70%, 12/06/26 (Call 09/06/26)	25	23,567
3.75%, 05/01/21	25	25,043
4.25%, 05/01/23	200	201,732
4.40%, 11/15/25 (Call 09/15/25)	50	50,083
4.50%, 05/09/47 (Call 11/09/46)	200	178,806
4.75%, 12/01/25	50	50,950
Cott Holdings Inc., 5.50%, 04/01/25 (Call 04/01/20)(b)	100	95,242
Diageo Capital PLC
2.63%, 04/29/23 (Call 01/29/23)	260	249,428
3.50%, 09/18/23 (Call 08/18/23)	200	199,024
3.88%, 05/18/28 (Call 02/18/28)	200	198,798
5.88%, 09/30/36	100	116,059

20	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® Core Total USD Bond Market ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Beverages (continued)
Diageo Investment Corp.
2.88%, 05/11/22	$125	$122,430
4.25%, 05/11/42	190	186,525
Fomento Economico Mexicano SAB de CV, 2.88%, 05/10/23	150	141,898
Heineken NV
3.50%, 01/29/28 (Call 10/29/27)(b)	275	258,951
4.35%, 03/29/47 (Call 09/29/46)(b)	100	92,202
Keurig Dr Pepper Inc.
2.55%, 09/15/26 (Call 06/15/26)	10	8,601
3.40%, 11/15/25 (Call 08/15/25)	35	32,461
3.43%, 06/15/27 (Call 03/15/27)	110	100,149
3.55%, 05/25/21(b)	65	64,703
4.06%, 05/25/23 (Call 04/25/23)(b)	55	54,715
4.42%, 05/25/25 (Call 03/25/25)(b)	65	64,455
4.50%, 11/15/45 (Call 08/15/45)	90	78,743
4.60%, 05/25/28 (Call 02/25/28)(b)	35	34,480
4.99%, 05/25/38 (Call 11/25/37)(b)	40	38,492
5.09%, 05/25/48 (Call 11/25/47)(b)(c)	55	52,404
Molson Coors Brewing Co.
2.10%, 07/15/21 (Call 06/15/21)	220	210,637
2.25%, 03/15/20 (Call 02/15/20)	50	49,176
3.00%, 07/15/26 (Call 04/15/26)	155	138,089
4.20%, 07/15/46 (Call 01/15/46)	310	261,411
5.00%, 05/01/42	70	66,228
PepsiCo Inc.
1.70%, 10/06/21 (Call 09/06/21)	100	95,774
2.00%, 04/15/21 (Call 03/15/21)	50	48,619
2.15%, 10/14/20 (Call 09/14/20)	725	712,211
2.25%, 05/02/22 (Call 04/02/22)	110	106,004
2.38%, 10/06/26 (Call 07/06/26)	315	283,166
2.75%, 03/05/22	70	68,592
2.75%, 03/01/23	15	14,566
3.00%, 08/25/21	25	24,901
3.00%, 10/15/27 (Call 07/15/27)(c)	50	46,822
3.10%, 07/17/22 (Call 05/17/22)	50	49,579
3.45%,10/06/46 (Call 04/06/46)	60	51,227
3.60%, 03/01/24 (Call 12/01/23)	75	75,079
4.00%, 05/02/47 (Call 11/02/46)(c)	200	187,724
4.45%, 04/14/46 (Call 10/14/45)	375	377,190
Pernod Ricard SA
3.25%, 06/08/26 (Call 03/08/26)(b)	150	142,156
4.45%, 01/15/22(b)	150	153,298

		15,245,390
Biotechnology — 0.3%
Amgen Inc.
2.13%, 05/01/20 (Call 04/01/20)	100	98,338
2.20%, 05/11/20	25	24,606
2.25%, 08/19/23 (Call 06/19/23)	100	93,186
2.60%, 08/19/26 (Call 05/19/26)	330	294,132
2.65%, 05/11/22 (Call 04/11/22)	115	111,001
3.13%, 05/01/25 (Call 02/01/25)	100	94,705
3.63%, 05/15/22 (Call 02/15/22)	50	49,909
3.63%, 05/22/24 (Call 02/22/24)	275	270,647
3.88%, 11/15/21 (Call 08/15/21)	125	126,164
4.10%, 06/15/21 (Call 03/15/21)	110	111,646
4.40%, 05/01/45 (Call 11/01/44)	350	318,475
4.56%, 06/15/48 (Call 12/15/47)	249	228,883
4.66%, 06/15/51 (Call 12/15/50)	317	292,100
4.95%, 10/01/41	150	148,375

Security	Par (000)	Value

Biotechnology (continued)
Baxalta Inc.
2.88%, 06/23/20 (Call 05/23/20)	$15	$14,834
4.00%, 06/23/25 (Call 03/23/25)	184	179,010
5.25%, 06/23/45 (Call 12/23/44)	47	47,316
Biogen Inc.
2.90%, 09/15/20	175	173,350
4.05%, 09/15/25 (Call 06/15/25)	300	297,195
5.20%, 09/15/45 (Call 03/15/45)	280	280,277
Bio-Rad Laboratories Inc., 4.88%,12/15/20	35	35,795
Celgene Corp.
2.88%, 08/15/20	200	197,984
3.25%, 08/15/22	165	161,349
3.25%, 02/20/23 (Call 01/20/23)	250	242,430
3.45%, 11/15/27 (Call 08/15/27)	25	22,643
3.55%, 08/15/22	198	195,834
3.88%, 08/15/25 (Call 05/15/25)	325	312,985
4.00%, 08/15/23	125	124,845
4.55%, 02/20/48 (Call 08/20/47)	250	215,965
4.63%, 05/15/44 (Call 11/15/43)	166	145,755
5.00%, 08/15/45 (Call 02/15/45)	170	156,679
Gilead Sciences Inc.
1.95%, 03/01/22 (Call 02/01/22)	25	23,840
2.50%, 09/01/23 (Call 07/01/23)	25	23,660
2.55%, 09/01/20	370	365,604
2.95%, 03/01/27 (Call 12/01/26)	35	32,032
3.25%, 09/01/22 (Call 07/01/22)	55	54,417
3.50%, 02/01/25 (Call 11/01/24)	100	97,016
3.65%, 03/01/26 (Call 12/01/25)	150	145,176
3.70%, 04/01/24 (Call 01/01/24)	100	99,243
4.15%, 03/01/47 (Call 09/01/46)	520	460,569
4.40%, 12/01/21 (Call 09/01/21)	50	51,247
4.50%, 02/01/45 (Call 08/01/44)	275	256,536
4.75%, 03/01/46 (Call 09/01/45)	230	221,745
5.65%, 12/01/41 (Call 06/01/41)	50	54,299
Sotera Health Topco Inc. (8.88% PIK), 8.13%, 11/01/21 (Call 10/27/19)(b)(e)	25	24,691

		6,976,488
Building Materials — 0.2%
BMC East LLC, 5.50%, 10/01/24 (Call 10/01/19)(b)	25	23,409
Boise Cascade Co., 5.63%, 09/01/24 (Call 09/01/19)(b)	25	24,610
Builders FirstSource Inc., 5.63%, 09/01/24 (Call 09/01/19)(b)	125	116,496
Cemex SAB de CV, 5.70%, 01/11/25 (Call 01/11/20)(c)(d)	450	439,146
Griffon Corp., 5.25%, 03/01/22 (Call 03/01/19)	100	93,736
Holcim U.S. Finance Sarl & Cie. SCS, 6.00%, 12/30/19(b)	100	102,739
James Hardie International Finance DAC, 4.75%, 01/15/25 (Call 01/15/21)(b)	250	232,867
Jeld-Wen Inc., 4.88%,12/15/27 (Call 12/15/22)(b)	50	43,488
Johnson Controls International PLC
3.63%, 07/02/24 (Call 04/02/24)(j)	50	48,965
3.90%, 02/14/26 (Call 11/14/25)	90	87,530
4.25%, 03/01/21	25	25,363
4.50%, 02/15/47 (Call 08/15/46)	200	183,390
6.00%, 01/15/36	50	55,263
Lennox International Inc., 3.00%,11/15/23 (Call 09/15/23)	75	70,924
Louisiana-Pacific Corp., 4.88%, 09/15/24 (Call 09/15/19)	40	38,885
Martin Marietta Materials Inc.
3.45%, 06/01/27 (Call 12/01/26)	50	45,196
3.50%, 12/15/27 (Call 09/15/27)	75	67,627
4.25%,12/15/47 (Call 06/15/47)	40	32,031

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued)	iShares® Core Total USD Bond Market ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Building Materials (continued)
Masco Corp.
3.50%, 04/01/21 (Call 03/01/21)	$50	$49,716
3.50%, 11/15/27 (Call 08/15/27)	175	159,628
4.38%, 04/01/26 (Call 01/01/26)	75	74,112
4.45%, 04/01/25 (Call 01/01/25)	175	175,136
Masonite International Corp., 5.75%, 09/15/26 (Call 09/15/21)(b)	25	23,847
Owens Corning
3.40%, 08/15/26 (Call 05/15/26)	50	45,267
4.20%, 12/15/22 (Call 09/15/22)	175	174,445
4.30%, 07/15/47 (Call 01/15/47)	50	38,345
4.40%, 01/30/48 (Call 07/30/47)	75	58,580
7.00%, 12/01/36	43	47,656
PGT Escrow Issuer Inc., 6.75%, 08/01/26 (Call 08/01/21)(b)	40	41,200
Standard Industries Inc./NJ
4.75%, 01/15/28 (Call 01/15/23)(b)	80	71,511
5.00%, 02/15/27 (Call 02/15/22)(b)	50	45,543
5.38%, 11/15/24 (Call 11/15/19)(b)	200	192,208
5.50%, 02/15/23 (Call 02/15/19)(b)	25	24,503
6.00%, 10/15/25 (Call 10/15/20)(b)	95	93,400
Summit Materials LLC/Summit Materials Finance Corp.
5.13%, 06/01/25 (Call 06/01/20)(b)	25	22,374
6.13%, 07/15/23 (Call 07/15/19)	75	73,072
U.S. Concrete Inc., 6.38%, 06/01/24 (Call 06/01/19)	80	74,622
USG Corp., 4.88%, 06/01/27 (Call 06/01/22)(b)	100	100,411
Votorantim Cimentos SA, 7.25%, 04/05/41(c)(d)	200	205,132
Vulcan Materials Co.
4.50%, 04/01/25 (Call 01/01/25)	50	49,749
4.50%, 06/15/47 (Call 12/15/46)	125	104,764
4.70%, 03/01/48 (Call 09/01/47)(b)	75	64,847

		3,741,733
Chemicals — 0.6%
Air Liquide Finance SA, 2.25%, 09/27/23 (Call 07/27/23)(b).	200	187,784
Alpek SAB de CV, 4.50%, 11/20/22(d)	400	392,108
Ashland LLC
4.75%, 08/15/22 (Call 05/15/22)	100	99,121
6.88%, 05/15/43 (Call 02/15/43)	50	50,629
Blue Cube Spinco LLC
9.75%, 10/15/23 (Call 10/15/20)	100	111,084
10.00%, 10/15/25 (Call 10/15/20)	25	28,402
Bluestar Finance Holdings Ltd., 4.38%, 06/11/20(d)	200	200,272
Braskem Finance Ltd., 5.75%, 04/15/21(d)	200	205,326
Cabot Corp., 3.40%, 09/15/26 (Call 06/15/26)	25	23,208
Celanese U.S. Holdings LLC
4.63%, 11/15/22	50	50,821
5.88%, 06/15/21	50	52,338
CF Industries Inc.
3.45%, 06/01/23(c)	75	71,169
4.50%, 12/01/26(b)	25	24,555
4.95%, 06/01/43	100	85,250
5.15%, 03/15/34	70	64,337
5.38%, 03/15/44	75	66,825
7.13%, 05/01/20	50	52,050
Chemours Co. (The)
5.38%, 05/15/27 (Call 02/15/27)	75	69,751
6.63%, 05/15/23 (Call 05/15/19)	52	53,173
7.00%, 05/15/25 (Call 05/15/20)	75	77,139

Security	Par (000)	Value

Chemicals (continued)
CNAC HK Finbridge Co. Ltd.
3.50%, 07/19/22(d)	$400	$386,136
4.13%, 07/19/27(d)	200	185,320
5.13%, 03/14/28(d)	500	493,005
Cornerstone Chemical Co., 6.75%, 08/15/24 (Call 08/15/20)(b)	80	77,591
CVR Partners LP/CVR Nitrogen Finance Corp., 9.25%, 06/15/23 (Call 06/15/19)(b)	56	59,091
Dow Chemical Co. (The)
3.00%, 11/15/22 (Call 08/15/22)	100	97,082
3.50%, 10/01/24 (Call 07/01/24)	75	72,710
4.13%, 11/15/21 (Call 08/15/21)	275	279,353
4.25%, 11/15/20 (Call 08/15/20)	50	50,666
4.25%, 10/01/34 (Call 04/01/34)	75	68,506
4.38%, 11/15/42 (Call 05/15/42)	200	176,952
4.63%, 10/01/44 (Call 04/01/44)	75	68,369
5.25%, 11/15/41 (Call 08/15/41)	65	64,962
7.38%, 11/01/29	50	60,840
9.40%, 05/15/39	100	145,223
Eastman Chemical Co.
2.70%, 01/15/20 (Call 12/15/19)	587	582,621
3.60%, 08/15/22 (Call 05/15/22)	13	12,910
3.80%, 03/15/25 (Call 12/15/24)	76	73,859
4.65%, 10/15/44 (Call 04/15/44)	115	103,122
4.80%, 09/01/42 (Call 03/01/42)	100	92,004
EI du Pont de Nemours & Co.
2.80%, 02/15/23	275	266,368
3.63%, 01/15/21	25	25,170
4.15%, 02/15/43	245	218,716
4.63%, 01/15/20	250	254,257
4.90%, 01/15/41	30	29,711
FMC Corp.
3.95%, 02/01/22 (Call 11/01/21)	190	190,294
5.20%, 12/15/19	252	256,478
GCP Applied Technologies Inc., 5.50%, 04/15/26 (Call 04/15/21)(b)	25	24,196
Hexion Inc.
6.63%, 04/15/20 (Call 12/03/18)	150	132,699
10.00%, 04/15/20 (Call 04/15/19)(c)	25	23,375
10.38%, 02/01/22 (Call 02/01/19)(b)	105	94,081
Hexion Inc./Hexion Nova Scotia Finance ULC, 9.00%, 11/15/20 (Call 11/15/18)(c)	50	29,417
Huntsman International LLC, 5.13%, 11/15/22 (Call 08/15/22)	50	50,498
INEOS Group Holdings SA, 5.63%, 08/01/24 (Call 08/01/19)(b)	200	191,138
Ingevity Corp., 4.50%, 02/01/26 (Call 02/01/21)(b)	25	23,309
International Flavors & Fragrances Inc., 4.38%, 06/01/47 (Call 12/01/46)	200	178,558
Kissner Holdings LP/Kissner Milling Co. Ltd./BSC Holding Inc./Kissner USA, 8.38%, 12/01/22 (Call 06/01/19)(b)	25	25,507
Kraton Polymers LLC/Kraton Polymers Capital Corp., 7.00%, 04/15/25 (Call 04/15/20)(b)	100	94,226
Lubrizol Corp. (The), 6.50%, 10/01/34	25	30,948
LYB International Finance BV 4.00%, 07/15/23	175	174,317
4.88%, 03/15/44 (Call 09/15/43)	150	137,292
LYB International Finance II BV, 3.50%, 03/02/27 (Call 12/02/26)	170	154,941

22	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® Core Total USD Bond Market ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Chemicals (continued)
LyondellBasell Industries NV
4.63%, 02/26/55 (Call 08/26/54)	$100	$83,935
5.75%, 04/15/24 (Call 01/15/24)	200	213,588
Methanex Corp., 5.65%,12/01/44 (Call 06/01/44)	50	46,562
Mexichem SAB de CV
5.50%, 01/15/48 (Call 07/15/47)(c)(d)	200	176,172
5.88%, 09/17/44(d)	200	184,264
Mosaic Co. (The)
3.25%, 11/15/22 (Call 10/15/22)	25	24,302
4.05%, 11/15/27 (Call 08/15/27)	100	95,014
4.25%, 11/15/23 (Call 08/15/23)	295	296,077
5.63%, 11/15/43 (Call 05/15/43)	85	84,147
Nufarm Australia Ltd./Nufarm Americas Inc., 5.75%, 04/30/26 (Call 04/30/21)(b)	80	74,789
Nutrien Ltd.
3.00%, 04/01/25 (Call 01/01/25)	125	114,782
3.15%, 10/01/22 (Call 07/01/22)	200	193,688
3.38%, 03/15/25 (Call 12/15/24)	10	9,386
3.63%, 03/15/24 (Call 12/15/23)	35	33,881
4.88%, 03/30/20	25	25,443
5.25%, 01/15/45 (Call 07/15/44)	140	139,268
5.63%, 12/01/40	30	31,134
5.88%, 12/01/36	30	31,937
6.13%, 01/15/41 (Call 07/15/40)	30	32,562
Olin Corp.
5.00%, 02/01/30 (Call 02/01/24)	50	44,858
5.13%, 09/15/27 (Call 03/15/22)(c)	125	117,099
Perstorp Holding AB, 8.50%, 06/30/21 (Call 11/18/18)(b)	200	208,552
Platform Specialty Products Corp.
5.88%, 12/01/25 (Call 12/01/20)(b)	100	94,638
6.50%, 02/01/22 (Call 02/01/19)(b)	100	101,357
PolyOne Corp., 5.25%, 03/15/23	50	50,042
PPG Industries Inc.
2.30%, 11/15/19 (Call 10/15/19)	2	1,981
3.20%, 03/15/23 (Call 02/15/23)	60	58,598
3.60%, 11/15/20	25	25,121
3.75%, 03/15/28 (Call 12/15/27)(c)	65	61,623
PQ Corp.
5.75%, 12/15/25 (Call 12/15/20)(b)	50	48,257
6.75%, 11/15/22 (Call 05/15/19)(b)	25	25,741
Praxair Inc.
2.65%, 02/05/25 (Call 11/05/24)	300	280,995
3.55%, 11/07/42 (Call 05/07/42)	35	30,999
Rain CII Carbon LLC/CII Carbon Corp., 7.25%, 04/01/25 (Call 04/01/20)(b)	100	100,768
Rayonier AM Products Inc., 5.50%, 06/01/24 (Call 06/01/19)(b)	50	46,860
RPM International Inc.
3.45%, 11/15/22 (Call 08/15/22)	35	34,297
4.25%, 01/15/48 (Call 07/15/47)	25	20,686
5.25%, 06/01/45 (Call 12/01/44)	25	24,504
Sasol Financing International Ltd., 4.50%, 11/14/22	200	194,688
Sherwin-Williams Co. (The)
2.25%, 05/15/20	486	477,913
2.75%, 06/01/22 (Call 05/01/22)	100	96,192
3.45%, 08/01/25 (Call 05/01/25)	25	23,672
3.45%, 06/01/27 (Call 03/01/27)	125	115,497
4.50%, 06/01/47 (Call 12/01/46)	127	113,787

Security	Par (000)	Value

Chemicals (continued)
Syngenta Finance NV
3.13%, 03/28/22	$505	$487,017
4.89%, 04/24/25 (Call 02/24/25)(b)	200	193,314
TPC Group Inc., 8.75%,12/15/20 (Call 12/15/18)(b)	75	73,501
Trinseo Materials Operating SCA/Trinseo Materials Finance Inc., 5.38%, 09/01/25 (Call 09/01/20)(b)	50	46,323
Tronox Finance PLC, 5.75%, 10/01/25 (Call 10/01/20)(b)	75	65,684
Tronox Inc., 6.50%, 04/15/26 (Call 04/15/21)(b)(c)	100	91,473
Valvoline Inc., 4.38%, 08/15/25 (Call 08/15/20)	100	92,249
Versum Materials Inc., 5.50%, 09/30/24 (Call 09/30/21)(b)	25	24,745
Westlake Chemical Corp.
3.60%, 08/15/26 (Call 05/15/26)	240	222,756
4.38%, 11/15/47 (Call 05/15/47)	105	88,738
5.00%, 08/15/46 (Call 02/15/46)	25	23,422
WR Grace & Co.-Conn
5.13%, 10/01/21(b)	75	75,542
5.63%, 10/01/24(b)	25	25,539
Yara International ASA, 4.75%, 06/01/28 (Call 03/01/28)(b)	250	247,502

		13,768,621
Coal — 0.0%
Alliance Resource Operating Partners LP/Alliance Resource Finance Corp., 7.50%, 05/01/25 (Call 05/01/20)(b)	25	25,944
China Shenhua Overseas Capital Co. Ltd., 3.88%, 01/20/25(d)	200	193,756
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 12.00%, 11/01/21 (Call 11/01/18)	21	17,819
Foresight Energy LLC/Foresight Energy Finance Corp., 11.50%, 04/01/23 (Call 04/01/20)(b)	25	22,271
Murray Energy Corp. (12.00% PIK) , 12.00%, 04/15/24 (Call 04/15/20)(b)(e)	37	23,762
Peabody Energy Corp.
6.00%, 03/31/22 (Call 03/31/19)(b)	25	24,977
6.38%, 03/31/25 (Call 03/31/20)(b)	25	25,000
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., 7.50%, 06/15/25 (Call 06/15/20)(b)	90	91,596
Warrior Met Coal Inc., 8.00%, 11/01/24 (Call 11/01/20)(b)	25	25,685

		450,810
Commercial Services — 0.5%
ACE Cash Express Inc., 12.00%,12/15/22 (Call 12/15/19)(b)	60	62,183
Adani Ports & Special Economic Zone Ltd., 4.00%, 07/30/27 (Call 06/30/27)(d)	200	178,382
ADT Security Corp. (The)
3.50%, 07/15/22	150	139,546
4.13%, 06/15/23(c)	125	115,906
4.88%, 07/15/32(b)	75	59,165
5.25%, 03/15/20	25	25,256
6.25%, 10/15/21	25	25,783
Ahern Rentals Inc., 7.38%, 05/15/23 (Call 05/15/19)(b)	50	46,300
APTIM Corp., 7.75%, 06/15/25 (Call 06/15/20)(b)(c)	100	83,791
APX Group Inc.
7.63%, 09/01/23 (Call 09/01/19)	44	39,151
7.88%, 12/01/22 (Call 12/01/18)	150	150,823
8.75%, 12/01/20 (Call 12/01/18)	50	48,991
Ashtead Capital Inc., 4.13%, 08/15/25 (Call 08/15/20)(b)	200	185,750
Automatic Data Processing Inc.
2.25%, 09/15/20 (Call 08/15/20)	546	537,504
3.38%, 09/15/25 (Call 06/15/25)	110	108,854

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued)	iShares® Core Total USD Bond Market ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Commercial Services (continued)
Avis Budget Car Rental LLC/Avis Budget Finance Inc.
5.13%, 06/01/22 (Call 06/01/19)(b)(c)	$50	$51,282
5.25%, 03/15/25 (Call 03/15/20)(b)	50	44,632
5.50%, 04/01/23 (Call 04/01/19)(c)	125	121,582
Block Financial LLC
4.13%, 10/01/20 (Call 09/01/20)	254	255,572
5.25%, 10/01/25 (Call 07/01/25)	125	125,006
5.50%, 11/01/22 (Call 05/01/22)	30	31,038
Board of Trustees of The Leland Stanford Junior University (The), 3.65%, 05/01/48 (Call 11/01/47)	25	23,303
Brink’s Co. (The), 4.63%, 10/15/27 (Call 10/15/22)(b)	75	69,023
Cardtronics Inc./Cardtronics USA Inc., 5.50%, 05/01/25 (Call 05/01/20)(b)	60	56,012
Carriage Services Inc., 6.63%, 06/01/26 (Call 06/01/21)(b)	50	50,113
Cimpress NV, 7.00%, 06/15/26 (Call 06/15/21)(b)	150	150,183
Cleveland Clinic Foundation (The), 4.86%, 01/01/14	30	29,902
DP World Ltd., 6.85%, 07/02/37(b)	320	357,453
Ecolab Inc.
2.38%, 08/10/22 (Call 07/10/22)	100	95,745
2.70%, 11/01/26 (Call 08/01/26)	50	45,716
3.25%, 01/14/23 (Call 11/19/22)	215	211,437
3.25%, 12/01/27 (Call 09/01/27)	50	47,264
3.95%, 12/01/47 (Call 06/01/47)	180	164,086
4.35%, 12/08/21	65	66,648
5.50%, 12/08/41	39	43,827
Equifax Inc.
2.30%, 06/01/21 (Call 05/01/21)	100	96,197
3.30%, 12/15/22 (Call 09/15/22)	25	24,278
3.95%, 06/15/23 (Call 05/15/23)	25	24,774
ERAC USA Finance LLC
3.80%, 11/01/25 (Call 08/01/25)(b)	125	121,806
3.85%, 11/15/24 (Call 08/15/24)(b)	100	98,721
4.20%, 11/01/46 (Call 05/01/46)(b)	90	78,811
5.63%, 03/15/42(b)	150	159,115
7.00%, 10/15/37(b)	100	122,075
Flexi-Van Leasing Inc., 10.00%, 02/15/23 (Call 02/15/20)(b)	25	20,746
Garda World Security Corp., 8.75%, 05/15/25 (Call 05/15/20)(b)	115	109,176
Gartner Inc., 5.13%, 04/01/25 (Call 04/01/20)(b)	75	74,335
George Washington University (The), Series 2018, 4.13%, 09/15/48 (Call 03/15/48)	25	24,124
Graham Holdings Co., 5.75%, 06/01/26 (Call 06/01/21)(b)	35	35,368
Herc Rentals Inc.
7.50%, 06/01/22 (Call 06/01/19)(b)	35	36,426
7.75%, 06/01/24 (Call 06/01/19)(b)	44	46,420
Hertz Corp. (The)
5.50%, 10/15/24 (Call 10/15/19)(b)(c)	75	57,909
5.88%, 10/15/20 (Call 12/03/18)	100	97,784
6.25%, 10/15/22 (Call 10/15/19)(c)	75	65,900
7.38%, 01/15/21 (Call 01/15/19)	75	73,507
7.63%, 06/01/22 (Call 06/01/19)(b)	75	71,809
IHS Markit Ltd.
4.00%, 03/01/26 (Call 12/01/25)(b)	125	117,530
4.13%, 08/01/23 (Call 07/01/23)	175	172,616
4.75%, 02/15/25 (Call 11/15/24)(b)	80	79,181
4.75%, 08/01/28 (Call 05/01/28)	110	107,613
5.00%, 11/01/22 (Call 08/01/22)(b)	75	76,651
Jaguar HoldingCo. II/Pharmaceutical Product Development LLC, 6.38%, 08/01/23 (Call 08/01/19)(b)	50	49,985

Security	Par (000)	Value

Commercial Services (continued)
Johns Hopkins University, Series 2013, 4.08%, 07/01/53	$25	$23,224
Laureate Education Inc., 8.25%, 05/01/25 (Call 04/26/20)(b)	50	53,566
LSC Communications Inc., 8.75%, 10/15/23 (Call 10/15/19)(b)	25	26,808
Massachusetts Institute of Technology
4.68%, 12/31/99	160	164,363
5.60%, 07/01/11	175	212,207
Matthews International Corp., 5.25%,12/01/25 (Call 12/01/20)(b)	16	15,004
Midas Intermediate Holdco II LLC/Midas Intermediate Holdco II Finance Inc., 7.88%, 10/01/22 (Call 10/01/19)(b)	50	44,388
Monitronics International Inc., 9.13%, 04/01/20 (Call 12/03/18)(c)	75	56,055
Moody’s Corp.
2.63%, 01/15/23 (Call 12/15/22)	75	71,656
3.25%, 01/15/28 (Call 10/15/27)	126	116,933
4.50%, 09/01/22 (Call 06/01/22)	44	45,170
5.25%, 07/15/44	50	53,631
Nielsen Co. Luxembourg Sarl (The)
5.00%, 02/01/25 (Call 02/01/20)(b)(c)	50	48,658
5.50%, 10/01/21 (Call 10/01/19)(b)	50	50,238
Nielsen Finance LLC/Nielsen Finance Co.
4.50%, 10/01/20 (Call 12/03/18)	50	49,834
5.00%, 04/15/22 (Call 04/15/19)(b)	225	219,271
Northwestern University
4.64%, 12/01/44	50	53,711
Series 2017, 3.66%, 12/01/57 (Call 06/01/57)	40	36,437
President and Fellows of Harvard College
3.15%, 07/15/46 (Call 01/15/46)	110	93,486
3.30%, 07/15/56 (Call 01/15/56)	200	164,368
Prime Security Services Borrower LLC/Prime Finance Inc., 9.25%, 05/15/23 (Call 05/15/19)(b)	221	233,277
Refinitiv U.S. Holdings Inc.
6.25%, 05/15/26 (Call 11/15/21)(b)(c)	105	104,302
8.25%, 11/15/26 (Call 11/15/21)(b)	140	136,094
Ritchie Bros. Auctioneers Inc., 5.38%, 01/15/25 (Call 01/15/20)(b)	25	24,629
RR Donnelley & Sons Co.
6.00%, 04/01/24(c)	50	48,107
7.88%, 03/15/21(c)	16	16,653
S&P Global Inc.
2.95%, 01/22/27 (Call 10/22/26)	50	46,006
4.00%, 06/15/25 (Call 03/15/25)	95	94,672
4.40%, 02/15/26 (Call 11/15/25)	100	101,941
4.50%, 05/15/48 (Call 11/15/47)	50	48,272
Service Corp. International/U.S.
4.63%, 12/15/27 (Call 12/15/22)	75	70,597
5.38%, 01/15/22 (Call 07/15/19)	75	75,668
5.38%, 05/15/24 (Call 05/15/19)	75	75,810
ServiceMaster Co. LLC (The), 5.13%, 11/15/24 (Call 11/15/19)(b)	50	48,251
Sotheby’s, 4.88%, 12/15/25 (Call 12/15/20)(b)	50	46,308
Team Health Holdings Inc., 6.38%, 02/01/25 (Call 02/01/20)(b)(c)	90	77,401
TMS International Corp., 7.25%, 08/15/25 (Call 08/15/20)(b)	40	39,802

24	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® Core Total USD Bond Market ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Commercial Services (continued)
Total System Services Inc.
3.80%, 04/01/21 (Call 03/01/21)	$30	$30,047
4.00%, 06/01/23 (Call 05/01/23)	75	75,046
4.80%, 04/01/26 (Call 01/01/26)	75	76,291
United Rentals North America Inc.
4.63%, 07/15/23 (Call 07/15/19)	50	49,638
4.63%, 10/15/25 (Call 10/15/20)	80	74,038
4.88%, 01/15/28 (Call 01/15/23)	200	180,034
5.50%, 07/15/25 (Call 07/15/20)	50	48,779
5.50%, 05/15/27 (Call 05/15/22)	105	99,601
5.75%, 11/15/24 (Call 05/15/19)	50	50,107
5.88%, 09/15/26 (Call 09/15/21)	150	146,788
University of Notre Dame du Lac
Series 2015, 3.44%, 02/15/45	20	18,280
Series 2017, 3.39%, 02/15/48 (Call 08/15/47)	90	80,538
University of Southern California, 3.03%, 10/01/39	315	273,628
Verisk Analytics Inc., 4.00%, 06/15/25 (Call 03/15/25)	65	64,098
Verscend Escrow Corp., 9.75%, 08/15/26 (Call 08/15/21)(b)	95	95,097
Weight Watchers International Inc., 8.63%, 12/01/25 (Call 12/01/20)(b)	25	26,647
Western Union Co. (The)
3.60%, 03/15/22 (Call 02/15/22)	75	73,931
4.25%, 06/09/23 (Call 05/09/23)	25	24,908

		10,264,360
Computers — 0.6%
Apple Inc.
2.00%, 05/06/20	265	261,020
2.00%, 11/13/20	60	58,692
2.10%, 09/12/22 (Call 08/12/22)	25	23,823
2.25%, 02/23/21 (Call 01/23/21)	890	871,541
2.40%, 05/03/23	695	663,211
2.45%, 08/04/26 (Call 05/04/26)	35	31,795
2.50%, 02/09/22 (Call 01/09/22)	900	877,041
2.50%, 02/09/25	150	139,884
2.85%, 05/06/21	340	337,324
2.85%, 05/11/24 (Call 03/11/24)	105	100,658
2.90%, 09/12/27 (Call 06/12/27)	280	259,263
3.00%, 02/09/24 (Call 12/09/23)	175	169,969
3.00%, 06/20/27 (Call 03/20/27)	50	46,786
3.00%, 11/13/27 (Call 08/13/27)	25	23,329
3.20%, 05/13/25	160	155,080
3.20%, 05/11/27 (Call 02/11/27)	276	262,321
3.25%, 02/23/26 (Call 11/23/25)	295	284,050
3.35%, 02/09/27 (Call 11/09/26)	180	173,203
3.45%, 05/06/24	135	133,596
3.45%, 02/09/45	325	278,772
3.75%, 11/13/47 (Call 05/13/47)	200	179,144
3.85%, 05/04/43	150	138,342
3.85%, 08/04/46 (Call 02/04/46)	147	134,224
4.25%, 02/09/47 (Call 08/09/46)	135	130,749
4.38%, 05/13/45	55	54,739
4.45%, 05/06/44	25	25,129
4.50%, 02/23/36 (Call 08/23/35)	155	160,905
4.65%, 02/23/46 (Call 08/23/45)	275	283,178
Banff Merger Sub Inc., 9.75%, 09/01/26 (Call 09/01/21)(b)	155	150,142
Booz Allen Hamilton Inc., 5.13%, 05/01/25 (Call 05/01/20)(b)	25	24,403

Security	Par (000)	Value

Computers (continued)
Dell Inc.
5.88%, 06/15/19	$100	$101,045
6.50%, 04/15/38	25	23,551
7.10%, 04/15/28	75	79,723
Dell International LLC/EMC Corp.
4.42%, 06/15/21 (Call 05/15/21)(b)	719	725,040
5.45%, 06/15/23 (Call 04/15/23)(b)	110	113,797
5.88%, 06/15/21 (Call 06/15/19)(b)	175	177,677
6.02%, 06/15/26 (Call 03/15/26)(b)	500	518,815
7.13%, 06/15/24 (Call 06/06/19)(b)	250	264,425
8.10%, 07/15/36 (Call 01/15/36)(b)	130	147,055
8.35%, 07/15/46 (Call 01/15/46)(b)	260	301,584
Diebold Nixdorf Inc., 8.50%, 04/15/24 (Call 04/15/19)	45	27,900
DXC Technology Co.
2.88%, 03/27/20	4	3,960
4.25%, 04/15/24 (Call 02/15/24)	115	113,973
4.75%, 04/15/27 (Call 01/15/27)	55	54,570
EMC Corp.
2.65%, 06/01/20	100	97,410
3.38%, 06/01/23 (Call 03/01/23)	100	93,375
Everi Payments Inc., 7.50%, 12/15/25 (Call 12/15/20)(b)	50	49,756
Exela Intermediate LLC/Exela Finance Inc., 10.00%, 07/15/23 (Call 07/15/20)(b)	100	103,893
GCI LLC, 6.88%, 04/15/25 (Call 04/15/20)	50	51,717
Harland Clarke Holdings Corp.
6.88%, 03/01/20 (Call 03/01/19)(b)	25	24,569
8.38%, 08/15/22 (Call 02/15/19)(b)	75	67,552
9.25%, 03/01/21 (Call 03/01/19)(b)(c)	75	66,175
Hewlett Packard Enterprise Co.
3.60%, 10/15/20 (Call 09/15/20)	135	135,265
4.40%, 10/15/22 (Call 08/15/22)	210	214,244
4.90%, 10/15/25 (Call 07/15/25)	230	233,772
6.20%, 10/15/35 (Call 04/15/35)	130	129,234
6.35%, 10/15/45 (Call 04/15/45)	200	195,174
HP Inc., 6.00%, 09/15/41	170	168,135
IBM Credit LLC
1.80%, 01/20/21	110	106,342
3.00%, 02/06/23	100	97,328
International Business Machines Corp.
1.63%, 05/15/20	200	195,278
2.25%, 02/19/21	100	97,516
3.30%, 01/27/27	100	95,261
3.38%, 08/01/23	200	197,220
3.45%, 02/19/26	100	96,492
3.63%, 02/12/24	200	198,226
4.00%, 06/20/42	155	141,149
4.70%, 02/19/46(c)	200	201,194
5.60%, 11/30/39	25	27,995
8.38%, 11/01/19	25	26,289
Leidos Holdings Inc., Series 1, 5.95%, 12/01/40 (Call 06/01/40)	25	23,982
Leidos Inc.
5.50%, 07/01/33(c)	25	22,555
7.13%, 07/01/32	25	26,389
Lenovo Group Ltd., 3.88%, 03/16/22(d)	200	185,820
NCR Corp.
4.63%, 02/15/21 (Call 02/15/19)	25	24,611
5.00%, 07/15/22 (Call 07/15/19)	90	85,720
5.88%, 12/15/21 (Call 12/15/18)	25	25,026
6.38%, 12/15/23 (Call 12/15/18)	75	74,794

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued)	iShares® Core Total USD Bond Market ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Computers (continued)
NetApp Inc., 3.30%, 09/29/24 (Call 07/29/24)	$175	$166,112
Seagate HDD Cayman
4.25%, 03/01/22 (Call 02/01/22)	75	71,962
4.75%, 06/01/23	293	279,247
4.75%, 01/01/25	150	137,224
4.88%, 06/01/27 (Call 03/01/27)	155	137,225
5.75%, 12/01/34 (Call 06/01/34)	45	38,291
Sungard Availability Services Capital Inc., 8.75%, 04/01/22 (Call 04/01/19)(b)	50	23,485
West Corp., 8.50%, 10/15/25 (Call 10/15/20)(b)	100	90,686
Western Digital Corp., 4.75%, 02/15/26 (Call 11/15/25)	180	166,460

		13,775,578
Cosmetics & Personal Care — 0.1%
Avon International Operations Inc., 7.88%, 08/15/22 (Call 08/15/19)(b)	75	76,095
Avon Products Inc.
6.60%, 03/15/20	25	24,917
7.00%, 03/15/23	75	65,283
Colgate-Palmolive Co.
2.25%, 11/15/22	255	245,514
4.00%, 08/15/45(c)	70	66,613
Coty Inc., 6.50%, 04/15/26 (Call 04/15/21)(b)	85	78,994
Edgewell Personal Care Co.
4.70%, 05/19/21	40	39,988
4.70%, 05/24/22	50	48,893
Estee Lauder Companies Inc. (The)
1.80%, 02/07/20	56	55,099
3.15%, 03/15/27 (Call 12/15/26)	50	47,355
4.38%, 06/15/45 (Call 12/15/44)	60	59,344
First Quality Finance Co. Inc.
4.63%, 05/15/21 (Call 05/15/19)(b)	50	49,227
5.00%, 07/01/25 (Call 07/01/20)(b)	95	87,409
High Ridge Brands Co., 8.88%, 03/15/25 (Call 03/15/20)(b)	6	2,700
Procter & Gamble Co. (The)
1.90%, 11/01/19	25	24,750
1.90%, 10/23/20	262	255,919
2.15%, 08/11/22	55	52,804
2.30%, 02/06/22	180	175,063
2.45%, 11/03/26	125	114,082
3.10%, 08/15/23	85	84,180
3.50%, 10/25/47	155	138,824
Revlon Consumer Products Corp.
5.75%, 02/15/21 (Call 02/15/19)(c)	50	39,138
6.25%, 08/01/24 (Call 08/01/19)	50	28,325
Unilever Capital Corp.
1.38%, 07/28/21	100	94,982
1.80%, 05/05/20	120	117,665
2.00%, 07/28/26	100	87,281
3.00%, 03/07/22	100	98,827
3.25%, 03/07/24 (Call 02/07/24)	100	98,241
3.50%, 03/22/28 (Call 12/22/27)(c)	100	96,293
5.90%, 11/15/32	112	134,654

		2,588,459
Distribution & Wholesale — 0.0%
American Builders & Contractors Supply Co. Inc.
5.75%, 12/15/23 (Call 12/15/18)(b)	25	24,754
5.88%, 05/15/26 (Call 05/15/21)(b)	75	72,760
Core & Main LP, 6.13%, 08/15/25 (Call 08/15/20)(b)	125	117,571

Security	Par (000)	Value

Distribution & Wholesale (continued)
Global Partners LP/GLP Finance Corp., 7.00%, 06/15/23 (Call 06/15/19)	$25	$24,933
H&E Equipment Services Inc., 5.63%, 09/01/25 (Call 09/01/20)	50	47,505
HD Supply Inc., 5.38%, 10/15/26 (Call 10/04/21)(b)	25	23,996
KAR Auction Services Inc., 5.13%, 06/01/25 (Call 06/01/20)(b)	100	94,018
LKQ Corp., 4.75%, 05/15/23 (Call 05/15/19)	50	48,247
Performance Food Group Inc., 5.50%, 06/01/24 (Call 06/01/19)(b)	50	48,297
Univar USA Inc., 6.75%, 07/15/23 (Call 07/15/19)(b)	25	25,678
WW Grainger Inc.
3.75%, 05/15/46 (Call 11/15/45)	25	21,318
4.20%, 05/15/47 (Call 11/15/46)	125	114,587
4.60%, 06/15/45 (Call 12/15/44)	125	122,506

		786,170
Diversified Financial Services — 1.3%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
3.88%, 01/23/28 (Call 10/23/27)	150	137,334
3.95%, 02/01/22 (Call 01/01/22)	150	148,414
4.25%, 07/01/20	200	201,420
4.45%, 10/01/25 (Call 08/01/25)	150	147,091
4.50%, 05/15/21	175	177,079
4.63%, 10/30/20	300	304,506
4.63%, 07/01/22	175	177,431
5.00%, 10/01/21	150	153,888
Air Lease Corp.
2.13%, 01/15/20	226	222,219
2.50%, 03/01/21	50	48,704
2.63%, 07/01/22 (Call 06/01/22)	115	109,761
3.00%, 09/15/23 (Call 07/15/23)	400	377,412
3.25%, 03/01/25 (Call 01/01/25)	50	46,397
3.38%, 06/01/21 (Call 05/01/21)	30	29,651
3.50%, 01/15/22	25	24,720
3.63%, 12/01/27 (Call 09/01/27)	105	95,165
3.88%, 04/01/21 (Call 03/01/21)	100	100,151
4.25%, 09/15/24 (Call 06/15/24)	55	54,415
4.63%, 10/01/28 (Call 06/01/28)	50	48,439
Aircastle Ltd.
4.13%, 05/01/24 (Call 02/01/24)	50	48,568
4.40%, 09/25/23 (Call 08/25/23)	50	49,469
5.00%, 04/01/23	125	126,716
5.13%, 03/15/21	40	40,779
5.50%, 02/15/22	25	25,843
6.25%, 12/01/19	50	51,327
7.63%, 04/15/20	10	10,528
Alliance Data Systems Corp.
5.38%, 08/01/22 (Call 08/01/19)(b)	50	50,179
5.88%, 11/01/21 (Call 11/01/18)(b)	100	101,871
Ally Financial Inc.
3.75%, 11/18/19	50	49,998
4.13%, 03/30/20	50	50,064
4.13%, 02/13/22	75	73,852
4.25%, 04/15/21	67	66,988
4.63%, 05/19/22	50	49,992
4.63%, 03/30/25	50	49,020
5.13%, 09/30/24	150	152,428
5.75%, 11/20/25 (Call 10/20/25)(c)	150	153,708
8.00%, 03/15/20	50	52,641
8.00%, 11/01/31	213	255,954

26	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® Core Total USD Bond Market ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services (continued)
American Express Co.
2.20%, 10/30/20 (Call 09/29/20)	$5	$4,884
2.50%, 08/01/22 (Call 07/01/22)	32	30,628
2.65%, 12/02/22	25	23,958
3.38%, 05/17/21 (Call 04/17/21)	100	99,790
3.40%, 02/27/23 (Call 01/27/23)	25	24,501
3.63%, 12/05/24 (Call 11/04/24)	125	121,935
4.05%, 12/03/42	241	224,855
American Express Credit Corp.
2.20%, 03/03/20 (Call 02/01/20)	50	49,293
2.25%, 05/05/21 (Call 04/05/21)	515	500,729
2.38%, 05/26/20 (Call 04/25/20)	545	537,397
2.70%, 03/03/22 (Call 01/31/22)	35	33,972
3.30%, 05/03/27 (Call 04/03/27)	180	171,698
Series F, 2.60%, 09/14/20 (Call 08/14/20)	50	49,326
Ameriprise Financial Inc.
2.88%, 09/15/26 (Call 02/02/26)	105	96,010
3.70%, 10/15/24	165	163,137
4.00%, 10/15/23	275	277,546
ASPAMC Merger Sub Inc., 8.00%, 05/15/25 (Call 05/15/20)(b)	75	56,394
Avation Capital SA, 6.50%, 05/15/21 (Call 05/15/20)(b)	200	200,160
Azure Nova International Finance Ltd., 2.63%, 11/01/21(d)	200	190,516
Azure Orbit International Finance Ltd., 3.75%, 03/06/23(d)	200	197,208
BGC Partners Inc., 5.38%, 07/24/23	50	49,930
Blackstone Holdings Finance Co. LLC
4.45%, 07/15/45(b)	40	36,080
5.00%, 06/15/44(b)	50	48,212
BOC Aviation Ltd.
3.50%, 09/18/27 (Call 06/18/27)(d)	200	181,864
3.88%, 04/27/26 (Call 01/27/26)(d)	400	380,316
Brookfield Finance Inc.
3.90%, 01/25/28 (Call 10/25/27)	250	233,510
4.25%, 06/02/26 (Call 03/02/26)	25	24,488
4.70%, 09/20/47 (Call 03/20/47)	25	22,899
Cboe Global Markets Inc., 3.65%, 01/12/27 (Call 10/12/26)	115	109,417
CCBL Cayman 1 Corp. Ltd., 2.75%, 05/31/21(d)	200	192,892
CDBL Funding 2, 3.59%, 07/18/21, (3 mo. LIBOR US + 1.150%)(a)(d)	200	200,246
CDP Financial Inc., 3.15%, 07/24/24(b)	250	246,105
Charles Schwab Corp. (The)
2.65%, 01/25/23 (Call 12/25/22)	115	110,837
3.00%, 03/10/25 (Call 12/10/24)	25	23,697
3.20%, 03/02/27 (Call 12/02/26)	90	84,846
3.20%, 01/25/28 (Call 10/25/27)	115	107,369
3.25%, 05/21/21 (Call 04/21/21)	250	249,102
3.45%, 02/13/26 (Call 11/13/25)	40	38,793
3.55%, 02/01/24 (Call 01/01/24)(c)	25	24,842
China Cinda Finance 2014 Ltd., 5.63%, 05/14/24(d)	200	208,330
China Cinda Finance 2015 I Ltd., 4.25%, 04/23/25(d)	400	384,296
China Cinda Finance 2017 I Ltd.
4.10%, 03/09/24(d)	600	581,994
4.40%, 03/09/27(d)	200	190,108
China Great Wall International Holdings III Ltd.
2.63%, 10/27/21(d)	200	190,644
3.13%, 08/31/22(d)	250	238,860
Citadel LP, 5.38%, 01/17/23 (Call 12/17/22)(b)	35	34,867
CITIC Securities Finance MTN Co. Ltd., 3.25%, 04/20/22(d)	200	193,382

Security	Par (000)	Value

Diversified Financial Services (continued)
CME Group Inc.
3.00%, 09/15/22	$175	$172,303
3.00%, 03/15/25 (Call 12/15/24)	135	128,718
4.15%, 06/15/48 (Call 12/15/47)	30	28,514
5.30%, 09/15/43 (Call 03/15/43)	205	229,731
Cooke Omega Investments Inc./Alpha VesselCo Holdings Inc., 8.50%, 12/15/22 (Call 06/15/20)(b)	50	49,586
CPPIB Capital Inc., 2.25%, 01/25/22(b)	500	485,440
Credit Suisse USA Inc., 7.13%, 07/15/32	110	139,011
Curo Group Holdings Corp., 8.25%, 09/01/25 (Call 09/01/21)(b)	75	67,638
Daiwa Securities Group Inc., 3.13%, 04/19/22(b)	75	73,212
Discover Financial Services
3.75%, 03/04/25 (Call 12/04/24)	50	47,390
3.85%, 11/21/22	20	19,675
3.95%, 11/06/24 (Call 08/06/24)	298	290,776
4.10%, 02/09/27 (Call 11/09/26)	174	164,397
5.20%, 04/27/22	25	25,718
E*TRADE Financial Corp.
2.95%, 08/24/22 (Call 07/24/22)	65	62,635
3.80%, 08/24/27 (Call 05/24/27)	25	23,363
4.50%, 06/20/28 (Call 03/20/28)	250	246,100
Eaton Vance Corp., 3.50%, 04/06/27 (Call 01/06/27)	125	118,594
Enova International Inc., 8.50%, 09/01/24 (Call 09/01/20)(b)	50	47,379
Franklin Resources Inc., 2.85%, 03/30/25	100	93,723
GE Capital International Funding Co. Unlimited Co.
2.34%, 11/15/20	681	659,957
3.37%, 11/15/25	764	700,229
4.42%, 11/15/35	900	790,272
Genpact Luxembourg Sarl, 3.70%, 04/01/22 (Call 03/01/22)	150	145,444
goeasy Ltd., 7.88%, 11/01/22 (Call 11/01/19)(b)	85	87,968
High Street Funding Trust I, 4.11%, 02/15/28 (Call 11/15/27)(b)	150	145,704
HSBC Finance Corp., 6.68%, 01/15/21	5	5,291
Huarong Finance 2017 Co. Ltd.
4.25%, 11/07/27(d)	230	203,690
4.75%, 04/27/27(d)	400	369,592
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
5.88%, 02/01/22 (Call 02/01/19)	50	49,958
6.00%, 08/01/20 (Call 08/01/19)	162	163,677
6.25%, 02/01/22 (Call 02/01/19)	125	126,332
6.38%, 12/15/25 (Call 12/15/20)	125	124,167
6.75%, 02/01/24 (Call 02/01/20)	75	75,374
ICBCIL Finance Co. Ltd.
2.75%, 05/19/21(d)	200	192,970
3.38%, 04/05/22(d)	200	194,212
Intercontinental Exchange Inc.
2.35%, 09/15/22 (Call 08/15/22)	90	86,204
2.75%, 12/01/20 (Call 11/01/20)	45	44,481
3.10%, 09/15/27 (Call 06/15/27)	175	163,019
3.45%, 09/21/23 (Call 08/21/23)	100	99,289
3.75%, 12/01/25 (Call 09/01/25)	280	276,592
4.00%, 10/15/23	195	198,256
4.25%, 09/21/48 (Call 03/21/48)	100	93,213
International Lease Finance Corp.
4.63%, 04/15/21	50	50,932
5.88%, 08/15/22	390	410,549
8.25%, 12/15/20	125	135,595

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued)	iShares® Core Total USD Bond Market ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services (continued)
8.63%, 01/15/22	$50	$56,481
Intrepid Aviation Group Holdings LLC/Intrepid Finance Co., 8.50%, 08/15/21 (Call 08/15/19)(b)	45	45,307
Invesco Finance PLC
3.13%, 11/30/22	25	24,370
4.00%, 01/30/24	175	174,247
5.38%, 11/30/43	135	142,537
Janus Capital Group Inc., 4.88%, 08/01/25 (Call 05/01/25)	100	100,927
Jefferies Finance LLC/JFIN Co-Issuer Corp.
6.88%, 04/15/22 (Call 04/15/19)(b)	200	200,942
7.38%, 04/01/20 (Call 04/01/19)(b)	200	201,616
Jefferies Financial Group Inc., 5.50%, 10/18/23 (Call 01/18/23)	155	160,031
Jefferies Group LLC
5.13%, 01/20/23	150	154,386
6.25%, 01/15/36	145	144,117
6.88%, 04/15/21	50	53,490
Jefferies Group LLC/Jefferies Group Capital Finance Inc.
4.15%, 01/23/30	140	122,371
4.85%, 01/15/27	250	240,277
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.
5.25%, 03/15/22 (Call 09/15/21)(b)	65	65,027
5.25%, 10/01/25 (Call 10/01/20)(b)	70	64,903
5.88%, 08/01/21 (Call 08/01/19)(b)	18	18,234
Lazard Group LLC
3.63%, 03/01/27 (Call 12/01/26)	50	45,890
3.75%, 02/13/25	100	95,314
4.50%, 09/19/28 (Call 06/19/28)	100	97,168
Legg Mason Inc., 5.63%, 01/15/44	115	112,352
Lincoln Finance Ltd., 7.38%, 04/15/21 (Call 04/15/19)(b)	200	205,570
Lions Gate Capital Holdings LLC, 5.88%, 11/01/24 (Call 11/01/19)(b)	39	39,321
LPL Holdings Inc., 5.75%, 09/15/25 (Call 03/15/20)(b)	125	121,257
Mastercard Inc.
2.95%, 11/21/26 (Call 08/21/26)	100	94,016
3.38%, 04/01/24	25	24,747
3.50%, 02/26/28 (Call 11/26/27)	100	97,713
3.80%, 11/21/46 (Call 05/21/46)	36	33,338
Mitsubishi UFJ Lease & Finance Co. Ltd., 3.96%, 09/19/23 (Call 08/19/23)(b)	200	199,270
Nasdaq Inc.
3.85%, 06/30/26 (Call 03/30/26)	225	214,949
4.25%, 06/01/24 (Call 03/01/24)	90	90,116
5.55%, 01/15/20	100	102,555
National Rural Utilities Cooperative Finance Corp.
2.30%, 09/15/22 (Call 08/15/22)	175	167,223
2.40%, 04/25/22 (Call 03/25/22)	200	192,864
2.85%, 01/27/25 (Call 10/27/24)	30	28,412
3.05%, 02/15/22 (Call 11/15/21)	50	49,317
3.05%, 04/25/27 (Call 01/25/27)	100	93,804
3.25%, 11/01/25 (Call 08/01/25)	125	120,679
3.40%, 02/07/28 (Call 11/07/27)	50	47,930
3.90%, 11/01/28 (Call 08/01/28)	50	49,777
4.02%, 11/01/32 (Call 05/01/32)	75	74,577
5.25%, 04/20/46 (Call 04/20/26)(a)(f)	50	50,470
Nationstar Mortgage Holdings Inc.
8.13%, 07/15/23 (Call 07/15/20)(b)	40	40,575
9.13%, 07/15/26 (Call 07/15/21)(b)	90	91,528

Security	Par (000)	Value

Diversified Financial Services (continued)
Nationstar Mortgage LLC/Nationstar Capital Corp., 6.50%, 07/01/21 (Call 01/01/19)	$75	$74,939
Navient Corp.
4.88%, 06/17/19	50	50,267
5.00%, 10/26/20	50	50,003
5.50%, 01/25/23	75	73,577
5.63%, 08/01/33	50	40,849
5.88%, 03/25/21	75	75,905
5.88%, 10/25/24	50	47,136
6.13%, 03/25/24	100	97,203
6.50%, 06/15/22	50	50,958
6.63%, 07/26/21	75	77,249
6.75%, 06/25/25	75	73,157
6.75%, 06/15/26	50	47,762
7.25%, 01/25/22	75	78,132
7.25%, 09/25/23	50	52,004
8.00%, 03/25/20	200	208,814
NFP Corp., 6.88%, 07/15/25 (Call 03/15/20)(b)	95	92,681
Nomura Holdings Inc., 6.70%, 03/04/20	62	64,637
Nuveen LLC, 4.00%, 11/01/28 (Call 08/01/28)(b)	100	99,967
Ocwen Loan Servicing LLC, 8.38%, 11/15/22 (Call 11/15/18)(b)	25	25,122
ORIX Corp.
2.90%, 07/18/22	25	24,126
3.25%, 12/04/24	320	303,741
3.70%, 07/18/27	75	71,290
Oxford Finance LLC/Oxford Finance Co-Issuer II Inc., 6.38%, 12/15/22 (Call 12/15/19)(b)	25	25,321
Power Sector Assets & Liabilities Management Corp., 7.39%, 12/02/24(d)	200	232,850
Quicken Loans Inc.
5.25%, 01/15/28 (Call 01/15/23)(b)	125	111,262
5.75%, 05/01/25 (Call 05/01/20)(b)	100	96,360
Raymond James Financial Inc.
3.63%, 09/15/26	150	141,393
4.95%, 07/15/46	175	168,717
Springleaf Finance Corp.
5.25%, 12/15/19	125	126,551
5.63%, 03/15/23	85	82,334
6.13%, 05/15/22	100	100,524
6.88%, 03/15/25	140	133,927
7.13%, 03/15/26	160	151,534
7.75%, 10/01/21	100	105,730
8.25%, 12/15/20	161	172,260
Stearns Holdings LLC, 9.38%, 08/15/20 (Call 08/15/19)(b)	25	24,988
Stifel Financial Corp., 4.25%, 07/18/24	140	139,485
Synchrony Financial
3.70%, 08/04/26 (Call 05/04/26)	50	44,163
3.75%, 08/15/21 (Call 06/15/21)	25	24,656
3.95%, 12/01/27 (Call 09/01/27)	40	35,238
4.25%, 08/15/24 (Call 05/15/24)	294	279,212
4.50%, 07/23/25 (Call 04/24/25)	325	307,905
TD Ameritrade Holding Corp.
2.95%, 04/01/22 (Call 02/01/22)	60	58,673
3.30%, 04/01/27 (Call 01/01/27)	85	80,080
3.75%, 04/01/24 (Call 03/01/24)	50	49,836
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 6.75%, 06/01/25 (Call 06/01/20)(b)	75	71,249
TMX Finance LLC/TitleMax Finance Corp., 11.13%, 04/01/23 (Call 04/01/20)(b)	45	42,297

28	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® Core Total USD Bond Market ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services (continued)
Travelport Corporate Finance PLC, 6.00%, 03/15/26 (Call 03/15/21)(b)	$90	$90,152
VFH Parent LLC/Orchestra Co-Issuer Inc., 6.75%, 06/15/22 (Call 06/15/19)(b)	50	51,017
Visa Inc.
2.20%, 12/14/20 (Call 11/14/20)	195	191,002
2.75%, 09/15/27 (Call 06/15/27)	50	46,035
2.80%, 12/14/22 (Call 10/14/22)	250	243,547
3.15%, 12/14/25 (Call 09/14/25)	550	528,484
4.15%, 12/14/35 (Call 06/14/35)	305	304,588
4.30%, 12/14/45 (Call 06/14/45)	405	399,468

		30,603,207
Electric — 2.1%
Abu Dhabi National Energy Co. PJSC
3.88%, 05/06/24(d)	200	195,002
6.25%, 09/16/19(b)	100	102,617
6.50%, 10/27/36(b)(c)	100	118,627
AEP Texas Inc.
2.40%, 10/01/22 (Call 09/01/22)	80	76,406
3.80%, 10/01/47 (Call 04/01/47)	150	131,115
AEP Transmission Co. LLC, 3.10%, 12/01/26 (Call 09/01/26)	100	94,348
AES Corp./VA
4.00%, 03/15/21	25	24,765
4.50%, 03/15/23 (Call 03/15/20)	25	24,697
4.88%, 05/15/23 (Call 05/15/19)	140	138,635
5.13%, 09/01/27 (Call 09/01/22)	70	69,061
5.50%, 04/15/25 (Call 04/15/20)	49	49,048
6.00%, 05/15/26 (Call 05/15/21)	25	25,565
Alabama Power Co.
3.75%, 03/01/45 (Call 09/01/44)	75	66,001
4.15%, 08/15/44 (Call 02/15/44)	35	32,746
4.30%, 01/02/46 (Call 07/02/45)	50	48,346
Series A, 4.30%, 07/15/48 (Call 01/15/48)	100	96,196
Alliant Energy Finance LLC
3.75%, 06/15/23 (Call 05/15/23)(b)	65	64,527
4.25%, 06/15/28 (Call 03/15/28)(b)	100	97,815
Ameren Corp.
2.70%, 11/15/20 (Call 10/15/20)	131	129,015
3.65%, 02/15/26 (Call 11/15/25)	135	129,823
Ameren Illinois Co.
3.25%, 03/01/25 (Call 12/01/24)	50	48,532
3.70%, 12/01/47 (Call 06/01/47)	125	110,764
American Electric Power Co. Inc.
2.15%, 11/13/20	15	14,626
3.20%, 11/13/27 (Call 08/13/27)	100	92,707
Series F, 2.95%, 12/15/22 (Call 09/15/22)	150	145,989
Appalachian Power Co.
4.40%, 05/15/44 (Call 11/15/43)	100	95,714
7.00%, 04/01/38	25	31,343
Arizona Public Service Co.
2.95%, 09/15/27 (Call 06/15/27)	100	92,319
4.20%, 08/15/48 (Call 02/15/48)	50	47,332
4.35%, 11/15/45 (Call 05/15/45)	100	96,633
4.50%, 04/01/42 (Call 10/01/41)	25	25,034
Atlantic City Electric Co., 4.00%, 10/15/28 (Call 07/15/28)	100	100,324
Ausgrid Finance Pty Ltd.
3.85%, 05/01/23 (Call 02/01/23)(b)	250	247,715
4.35%, 08/01/28 (Call 05/01/28)(b)	250	245,385
Avangrid Inc., 3.15%, 12/01/24 (Call 10/01/24)	125	118,472

Security	Par (000)	Value

Electric (continued)
Baltimore Gas & Electric Co., 3.50%, 08/15/46 (Call 02/15/46)	$125	$105,976
Berkshire Hathaway Energy Co.
2.38%, 01/15/21	115	112,634
2.80%, 01/15/23 (Call 12/15/22)	215	208,599
3.25%, 04/15/28 (Call 01/15/28)	260	243,721
3.75%, 11/15/23 (Call 08/15/23)	80	80,404
3.80%, 07/15/48 (Call 01/15/48)	275	238,342
4.50%, 02/01/45 (Call 08/01/44)	235	227,574
5.15%, 11/15/43 (Call 05/15/43)	200	211,018
6.13%, 04/01/36	175	206,832
Black Hills Corp., 4.35%, 05/01/33 (Call 02/01/33)	100	97,391
Calpine Corp.
5.25%, 06/01/26 (Call 06/01/21)(b)	110	101,200
5.38%, 01/15/23 (Call 10/15/19)	150	142,156
5.50%, 02/01/24 (Call 02/01/19)	25	22,710
5.75%, 01/15/25 (Call 10/15/19)(c)	175	156,476
5.88%, 01/15/24 (Call 11/01/18)(b)	125	124,759
CenterPoint Energy Houston Electric LLC
3.95%, 03/01/48 (Call 09/01/47)	140	130,060
4.50%, 04/01/44 (Call 10/01/43)	150	152,488
CenterPoint Energy Inc.
2.50%, 09/01/22 (Call 08/01/22)	25	23,857
3.85%, 02/01/24 (Call 01/01/24)	50	49,989
4.25%, 11/01/28 (Call 08/01/28)	50	49,637
Centrais Eletricas Brasileiras SA, 5.75%, 10/27/21(d)	200	200,714
China Clean Energy Development Ltd., 4.00%, 11/05/25(d)	200	191,894
China Southern Power Grid International Finance BVI Co. Ltd., 3.50%, 05/08/27(d)	400	374,536
Clearway Energy Operating LLC
5.00%, 09/15/26 (Call 09/15/21)	100	93,044
5.38%, 08/15/24 (Call 08/15/19)	50	49,447
5.75%, 10/15/25 (Call 10/15/21)(b)	30	29,550
Cleco Corporate Holdings LLC, 3.74%, 05/01/26 (Call 02/01/26)	235	218,470
Cleveland Electric Illuminating Co. (The), 3.50%, 04/01/28 (Call 01/01/28)(b)	100	93,189
CLP Power Hong Kong Financing Ltd., 3.38%, 10/26/27(d)	200	188,036
CMS Energy Corp.
3.60%, 11/15/25 (Call 08/15/25)	150	145,266
4.88%, 03/01/44 (Call 09/01/43)	25	25,581
Comision Federal de Electricidad
4.88%, 01/15/24(d)	200	197,784
6.13%, 06/16/45(d)	200	195,312
Commonwealth Edison Co.
2.55%, 06/15/26 (Call 03/15/26)	165	151,196
2.95%, 08/15/27 (Call 05/15/27)	175	163,390
3.70%, 08/15/28 (Call 05/15/28)	75	73,903
3.70%, 03/01/45 (Call 09/01/44)	25	22,289
3.75%, 08/15/47 (Call 02/15/47)	60	53,379
4.00%, 03/01/48 (Call 09/01/47)	135	125,233
4.60%, 08/15/43 (Call 02/15/43)	25	25,456
Connecticut Light & Power Co. (The)
2.50%, 01/15/23 (Call 10/15/22)	50	48,074
4.30%, 04/15/44 (Call 10/15/43)	35	34,834
6.35%, 06/01/36	15	18,258
Consolidated Edison Co. of New York Inc.
3.80%, 05/15/28 (Call 02/15/28)	40	39,797
3.85%, 06/15/46 (Call 12/15/45)	110	99,026
3.95%, 03/01/43 (Call 09/01/42)	310	284,471

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued)	iShares® Core Total USD Bond Market ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
4.45%, 03/15/44 (Call 09/15/43)	$182	$179,206
4.50%, 12/01/45 (Call 06/01/45)	25	24,839
4.50%, 05/15/58 (Call 11/15/57)	75	71,285
5.70%, 06/15/40	25	28,630
Series 2017, 3.88%, 06/15/47 (Call 12/15/46)	75	67,538
Consolidated Edison Inc., 2.00%, 05/15/21 (Call 04/15/21)	20	19,308
Consumers Energy Co.
3.95%, 07/15/47 (Call 01/15/47)	75	70,032
4.05%, 05/15/48 (Call 11/15/47)	75	71,150
5.65%, 04/15/20	116	119,844
Delmarva Power & Light Co., 3.50%, 11/15/23 (Call 08/15/23)	25	24,817
Dominion Energy Inc.
2.50%, 12/01/19 (Call 11/01/19)	225	223,175
3.63%, 12/01/24 (Call 09/01/24)	175	170,754
3.90%, 10/01/25 (Call 07/01/25)	100	97,912
4.25%, 06/01/28 (Call 03/01/28)	100	99,266
7.00%, 06/15/38	30	37,037
Series B, 2.75%, 01/15/22 (Call 12/15/21)	100	97,137
Series B, 2.75%, 09/15/22 (Call 06/15/22)	100	96,286
Series B, 5.95%, 06/15/35	80	88,166
Series C, 4.90%, 08/01/41 (Call 02/01/41)	75	74,790
Series D, 2.85%, 08/15/26 (Call 05/15/26)	200	181,592
Series E, 6.30%, 03/15/33	75	87,034
Series F, 5.25%, 08/01/33	55	57,597
DPL Inc., 7.25%, 10/15/21 (Call 07/15/21)	78	82,806
DTE Electric Co.
3.70%, 03/15/45 (Call 09/15/44)	50	44,791
3.70%, 06/01/46 (Call 12/01/45)	25	22,264
3.75%, 08/15/47 (Call 02/15/47)	30	27,001
3.80%, 03/15/27 (Call 12/15/26)	50	48,375
4.30%, 07/01/44 (Call 01/01/44)	50	49,213
5.70%, 10/01/37	40	45,337
DTE Energy Co.
2.85%, 10/01/26 (Call 07/01/26)	295	267,618
Series B, 3.30%, 06/15/22 (Call 04/15/22)	20	19,684
Series D, 3.70%, 08/01/23 (Call 07/01/23)	40	39,774
Dubai Electricity & Water Authority, 7.38%, 10/21/20(b)	200	213,954
Duke Energy Carolinas LLC
2.50%, 03/15/23 (Call 01/15/23)	50	47,999
2.95%, 12/01/26 (Call 09/01/26)	25	23,570
3.05%, 03/15/23 (Call 03/15/23)	205	201,449
3.70%, 12/01/47 (Call 06/01/47)	25	21,929
3.88%, 03/15/46 (Call 09/15/45)	65	59,134
3.90%, 06/15/21 (Call 03/15/21)	150	152,068
3.95%, 03/15/48 (Call 09/15/47)	100	91,602
4.00%, 09/30/42 (Call 03/30/42)	375	350,152
5.30%, 02/15/40	25	27,629
Duke Energy Corp.
1.80%, 09/01/21 (Call 08/01/21)	625	596,762
2.65%, 09/01/26 (Call 06/01/26)	275	245,580
3.05%, 08/15/22 (Call 05/15/22)	25	24,428
3.15%, 08/15/27 (Call 05/15/27)	25	22,981
3.75%, 04/15/24 (Call 01/15/24)	350	346,671
3.75%, 09/01/46 (Call 03/01/46)	460	391,580
3.95%, 08/15/47 (Call 02/15/47)	55	48,242
4.80%, 12/15/45 (Call 06/15/45)	105	104,694
Duke Energy Florida LLC
3.20%, 01/15/27 (Call 10/15/26)	150	142,606
3.80%, 07/15/28 (Call 04/15/28)	295	291,681

Security	Par (000)	Value

Electric (continued)
6.35%, 09/15/37	$85	$104,580
6.40%, 06/15/38	209	258,059
Duke Energy Progress LLC
3.60%, 09/15/47 (Call 03/15/47)	65	55,933
3.70%, 09/01/28 (Call 06/01/28)	40	39,222
4.10%, 03/15/43 (Call 09/15/42)	25	23,499
4.20%, 08/15/45 (Call 02/15/45)	50	47,500
E.ON International Finance BV, 6.65%, 04/30/38(b)	65	75,741
Edison International
2.40%, 09/15/22 (Call 08/15/22)	125	118,115
4.13%, 03/15/28 (Call 12/15/27)	100	97,593
EDP Finance BV
3.63%, 07/15/24(b)	200	189,322
4.90%, 10/01/19(b)	100	101,193
Electricite de France SA
2.35%, 10/13/20 (Call 09/13/20)(b)	575	564,069
3.63%, 10/13/25 (Call 07/13/25)(b)	75	71,578
4.60%, 01/27/20(b)	100	101,691
4.75%, 10/13/35 (Call 04/13/35)(b)	700	660,674
4.88%, 01/22/44(b)	135	123,999
4.95%, 10/13/45 (Call 04/13/45)(b)	50	46,282
5.25%, (Call 01/29/23)(a)(b)(f)(g)	100	96,785
5.25%, 10/13/55 (Call 04/13/55)(b)	200	187,774
6.00%, 01/22/14(b)	46	44,085
6.95%, 01/26/39(b)	25	29,311
Emera U.S. Finance LP
2.70%, 06/15/21 (Call 05/15/21)	80	77,574
3.55%, 06/15/26 (Call 03/15/26)	395	366,876
4.75%, 06/15/46 (Call 12/15/45)	255	237,874
Empresa Electrica Guacolda SA, 4.56%, 04/30/25 (Call 01/30/25)(d)	200	182,142
Enel Americas SA, 4.00%, 10/25/26 (Call 07/25/26)	75	70,123
Enel Finance International NV
3.63%, 05/25/27(b)	200	174,096
4.25%, 09/14/23(b)	345	336,340
4.88%, 06/14/29(b)	400	373,244
6.00%, 10/07/39(b)	250	253,287
Engie SA, 2.88%, 10/10/22(b)	75	73,246
Entergy Arkansas Inc., 3.50%, 04/01/26 (Call 01/01/26)	150	146,055
Entergy Corp.
2.95%, 09/01/26 (Call 06/01/26)	230	208,601
4.00%, 07/15/22 (Call 05/15/22)	75	75,463
Entergy Louisiana LLC
2.40%, 10/01/26 (Call 07/01/26)	175	156,770
3.05%, 06/01/31 (Call 03/01/31)	50	44,850
4.20%, 09/01/48 (Call 03/01/48)	25	24,073
Entergy Mississippi Inc., 2.85%, 06/01/28 (Call 03/01/28)	25	22,655
Eskom Holdings SOC Ltd., 6.75%, 08/06/23(d)	600	562,182
Eversource Energy
2.50%, 03/15/21 (Call 02/15/21)	15	14,703
3.35%, 03/15/26 (Call 12/15/25)	100	95,285
Series K, 2.75%, 03/15/22 (Call 02/15/22)	55	53,705
Series L, 2.90%, 10/01/24 (Call 08/01/24)	105	99,433
Exelon Corp.
2.45%, 04/15/21 (Call 03/15/21)	75	72,899
2.85%, 06/15/20 (Call 05/15/20)	25	24,719
3.40%, 04/15/26 (Call 01/15/26)	160	150,592
3.50%, 06/01/22 (Call 05/01/22)	145	141,485
3.95%, 06/15/25 (Call 03/15/25)	842	828,082

30	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® Core Total USD Bond Market ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
4.45%, 04/15/46 (Call 10/15/45)	$90	$84,499
5.10%, 06/15/45 (Call 12/15/44)	30	30,700
Exelon Generation Co. LLC
2.95%, 01/15/20 (Call 12/15/19)	625	620,856
4.25%, 06/15/22 (Call 03/15/22)	10	10,124
5.60%, 06/15/42 (Call 12/15/41)	90	89,134
6.25%, 10/01/39	110	116,083
FirstEnergy Corp.
Series A, 2.85%, 07/15/22 (Call 05/15/22)	100	96,391
Series B, 3.90%, 07/15/27 (Call 04/15/27)	200	191,674
Series B, 4.25%, 03/15/23 (Call 12/15/22)	400	403,892
Series C, 4.85%, 07/15/47 (Call 01/15/47)	315	307,922
Series C, 7.38%, 11/15/31	213	270,056
FirstEnergy Transmission LLC, 4.35%, 01/15/25 (Call 10/15/24)(b)	25	25,128
Florida Power & Light Co.
3.70%, 12/01/47 (Call 06/01/47)	25	22,381
3.95%, 03/01/48 (Call 09/01/47)	25	23,329
4.05%, 06/01/42 (Call 12/01/41)	55	52,739
4.05%, 10/01/44 (Call 04/01/44)	55	52,526
4.13%, 02/01/42 (Call 08/01/41)	25	24,266
4.13%, 06/01/48 (Call 12/01/47)	165	158,702
5.69%, 03/01/40	65	76,486
5.95%, 02/01/38	175	210,201
Fortis Inc./Canada
2.10%, 10/04/21 (Call 09/04/21)	89	84,915
3.06%, 10/04/26 (Call 07/04/26)	275	248,325
Georgia Power Co., 4.30%, 03/15/42	216	197,290
Hongkong Electric Finance Ltd., 2.88%, 05/03/26(d)	200	181,682
Hydro-Quebec, 9.38%, 04/15/30	75	111,702
Indiana Michigan Power Co.
4.25%, 08/15/48 (Call 02/15/48)	25	23,772
Series K, 4.55%, 03/15/46 (Call 09/15/45)	30	29,659
Series L, 3.75%, 07/01/47 (Call 01/01/47)	25	21,964
Interstate Power & Light Co.
3.70%, 09/15/46 (Call 03/15/46)	100	86,065
4.10%, 09/26/28 (Call 06/26/28)	50	49,714
IPALCO Enterprises Inc.
3.45%, 07/15/20 (Call 06/15/20)	25	24,806
3.70%, 09/01/24 (Call 07/01/24)	130	125,462
Israel Electric Corp. Ltd., Series 6, 5.00%, 11/12/24(b)	200	202,206
ITC Holdings Corp.
2.70%, 11/15/22 (Call 10/15/22)	70	66,888
3.25%, 06/30/26 (Call 03/30/26)	50	46,731
3.35%, 11/15/27 (Call 08/15/27)(c)	200	186,140
Kansas City Power & Light Co.
3.65%, 08/15/25 (Call 05/15/25)	100	97,404
4.20%, 06/15/47 (Call 12/15/46)	50	46,172
4.20%, 03/15/48 (Call 09/15/47)	50	46,312
5.30%, 10/01/41 (Call 04/01/41)	25	26,640
Kentucky Utilities Co., 5.13%, 11/01/40 (Call 05/01/40)	55	60,267
Korea East-West Power Company Ltd., 2.63%, 06/19/22(d)	600	575,136
Korea Hydro & Nuclear Power Co. Ltd., 3.00%, 09/19/22(b)	200	194,142
LG&E & KU Energy LLC, 3.75%,11/15/20 (Call 08/15/20)	5	5,023
Louisville Gas & Electric Co.
4.38%, 10/01/45 (Call 04/01/45)	25	24,274
Series 25, 3.30%, 10/01/25 (Call 04/01/25)	25	24,162

Security	Par (000)	Value

Electric (continued)
Mexico Generadora de Energia S de rl, 5.50%, 12/06/32(d)	$352	$341,475
MidAmerican Energy Co.
3.50%, 10/15/24 (Call 07/15/24)	25	24,870
3.65%, 08/01/48 (Call 02/01/48)	115	101,651
4.25%, 05/01/46 (Call 11/01/45)	175	169,318
4.40%, 10/15/44 (Call 04/15/44)	100	99,111
5.75%, 11/01/35	25	28,672
Mid-Atlantic Interstate Transmission LLC, 4.10%, 05/15/28(b)	25	24,551
Monongahela Power Co., 5.40%, 12/15/43 (Call 06/15/43)(b)	25	28,295
Narragansett Electric Co. (The), 3.92%, 08/01/28 (Call 05/01/28)(b)	50	49,449
National Grid USA
5.80%, 04/01/35	50	55,658
8.00%, 11/15/30	10	12,928
Nevada Power Co., 2.75%, 04/15/20	50	49,762
New England Power Co., 3.80%, 12/05/47 (Call 06/05/47)(b)	250	221,872
NextEra Energy Capital Holdings Inc.
2.80%, 01/15/23 (Call 12/15/22)	15	14,433
3.55%, 05/01/27 (Call 02/01/27)	375	356,524
3.63%, 06/15/23 (Call 02/15/23)	75	74,059
NextEra Energy Operating Partners LP
4.25%, 09/15/24 (Call 07/15/24)(b)	50	47,723
4.50%, 09/15/27 (Call 06/15/27)(b)	75	69,235
Niagara Mohawk Power Corp., 4.28%, 10/01/34 (Call 04/01/34)(b)	100	98,162
Northern States Power Co./MN
2.15%, 08/15/22 (Call 02/15/22)	25	23,792
3.40%, 08/15/42 (Call 02/15/42)	150	130,423
4.13%, 05/15/44 (Call 11/15/43)	50	48,107
5.35%, 11/01/39	10	11,262
NRG Energy Inc.
5.75%, 01/15/28 (Call 01/15/23)(c)	50	49,875
6.25%, 05/01/24 (Call 05/01/19)	125	127,805
6.63%, 01/15/27 (Call 07/15/21)	125	129,081
7.25%, 05/15/26 (Call 05/15/21)	100	106,441
NTPC Ltd., 4.38%, 11/26/24(d)	200	194,688
NV Energy Inc., 6.25%, 11/15/20	5	5,265
Oglethorpe Power Corp.
4.25%, 04/01/46 (Call 10/01/45)	100	89,828
5.38%, 11/01/40	25	26,697
Oklahoma Gas & Electric Co.
3.80%, 08/15/28 (Call 02/15/28)	150	146,472
4.15%, 04/01/47 (Call 10/01/46)	25	23,374
OmGrid Funding Ltd., 5.20%, 05/16/27(d)	200	182,274
Oncor Electric Delivery Co. LLC
3.70%, 11/15/28 (Call 08/15/28)(b)	40	39,510
3.80%, 09/30/47 (Call 03/30/47)	85	78,176
4.10%, 11/15/48 (Call 05/15/48)(b)	50	47,907
4.55%, 12/01/41 (Call 06/01/41)	25	25,725
5.30%, 06/01/42 (Call 12/01/41)	150	167,515
7.00%, 05/01/32	40	51,160
Pacific Gas & Electric Co.
2.95%, 03/01/26 (Call 12/01/25)	100	88,656
3.30%, 03/15/27 (Call 12/15/26)	55	49,367
3.40%, 08/15/24 (Call 05/15/24)	35	33,095
3.50%, 10/01/20 (Call 07/01/20)	75	74,902

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued)	iShares® Core Total USD Bond Market ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
3.50%, 06/15/25 (Call 03/15/25)	$50	$46,682
4.00%, 12/01/46 (Call 06/01/46)	80	64,887
4.25%, 08/01/23 (Call 07/01/23)(b)	100	99,542
4.25%, 03/15/46 (Call 09/15/45)	180	153,023
4.65%, 08/01/28 (Call 05/06/28)(b)	100	98,649
4.75%, 02/15/44 (Call 08/15/43)	25	22,731
5.13%, 11/15/43 (Call 05/15/43)	25	23,906
5.40%, 01/15/40	60	59,726
5.80%, 03/01/37	54	56,135
6.05%, 03/01/34	775	825,809
6.25%, 03/01/39	75	80,848
PacifiCorp
4.10%, 02/01/42 (Call 08/01/41)	25	23,718
6.00%, 01/15/39	50	60,169
Pampa Energia SA, 7.50%, 01/24/27 (Call 01/24/22)(d)	250	217,927
PECO Energy Co., 5.95%, 10/01/36	25	29,449
Perusahaan Listrik Negara PT
5.25%, 05/15/47(d)	200	175,160
5.50%, 11/22/21(d)	200	207,530
Pinnacle West Capital Corp., 2.25%, 11/30/20	52	50,656
PNM Resources Inc., 3.25%, 03/09/21	100	98,795
Potomac Electric Power Co., 4.15%, 03/15/43 (Call 09/15/42)	200	191,170
PPL Capital Funding Inc.
3.10%, 05/15/26 (Call 02/15/26)	8	7,364
3.40%, 06/01/23 (Call 03/01/23)	25	24,460
3.95%, 03/15/24 (Call 12/15/23)	130	129,091
4.70%, 06/01/43 (Call 12/01/42)	25	24,235
5.00%, 03/15/44 (Call 09/15/43)	25	25,249
PPL Electric Utilities Corp.
3.00%, 09/15/21 (Call 06/15/21)	50	49,477
3.95%, 06/01/47 (Call 12/01/46)	250	232,140
4.15%, 10/01/45 (Call 04/01/45)	25	23,946
4.15%, 06/15/48 (Call 12/15/47)	100	95,724
PPL WEM Ltd./Western Power Distribution Ltd., 5.38%, 05/01/21 (Call 02/01/21)(b)	125	128,911
Progress Energy Inc., 7.75%, 03/01/31	75	97,168
PSEG Power LLC
3.00%, 06/15/21 (Call 05/15/21)	10	9,825
3.85%, 06/01/23 (Call 05/01/23)	150	148,815
8.63%, 04/15/31	220	283,351
Public Service Co. of Colorado
2.25%, 09/15/22 (Call 03/15/22)	100	95,289
3.55%, 06/15/46 (Call 12/15/45)	100	85,745
3.70%, 06/15/28 (Call 12/15/27)	100	98,854
3.80%, 06/15/47 (Call 12/15/46)	110	99,598
Public Service Electric & Gas Co.
1.90%, 03/15/21 (Call 02/15/21)	60	58,076
2.25%, 09/15/26 (Call 06/15/26)	100	89,393
3.00%, 05/15/27 (Call 02/15/27)	15	14,078
3.60%, 12/01/47 (Call 06/01/47)	50	44,136
3.95%, 05/01/42 (Call 11/01/41)	40	37,685
4.05%, 05/01/45 (Call 11/01/44)	50	46,713
4.15%, 11/01/45 (Call 05/01/45)	50	47,465
Public Service Enterprise Group Inc., 2.65%, 11/15/22 (Call 10/15/22)	50	47,908
Puget Energy Inc.
3.65%, 05/15/25 (Call 02/15/25)	215	205,972
6.50%, 12/15/20	15	15,823

Security	Par (000)	Value

Electric (continued)
Puget Sound Energy Inc.
4.22%, 06/15/48 (Call 12/15/47)	$30	$28,977
4.43%, 11/15/41 (Call 05/15/41)	25	24,639
5.76%, 10/01/39	81	94,201
San Diego Gas & Electric Co.
2.50%, 05/15/26 (Call 02/15/26)	100	91,164
3.00%, 08/15/21	100	98,874
Series RRR, 3.75%, 06/01/47 (Call 12/01/46)	51	45,127
Saudi Electricity Global Sukuk Co. 3
4.00%, 04/08/24(d)	400	392,520
5.50%, 04/08/44(d)	400	404,216
SCANA Corp., 4.75%, 05/15/21 (Call 02/15/21)(c)	50	50,282
Sempra Energy
2.40%, 02/01/20	100	98,804
2.88%, 10/01/22 (Call 07/01/22)	25	24,109
2.90%, 02/01/23 (Call 01/01/23)	50	48,040
3.25%, 06/15/27 (Call 03/15/27)	125	115,145
3.40%, 02/01/28 (Call 10/01/27)	50	46,270
3.55%, 06/15/24 (Call 03/15/24)	65	63,315
3.75%, 11/15/25 (Call 08/15/25)	100	96,985
3.80%, 02/01/38 (Call 08/01/37)	25	21,940
4.00%, 02/01/48 (Call 08/01/47)	25	21,698
6.00%, 10/15/39	335	376,473
Sierra Pacific Power Co., 2.60%, 05/01/26 (Call 02/01/26)	25	22,815
South Carolina Electric & Gas Co.
4.35%, 02/01/42 (Call 08/01/41)	40	37,422
4.60%, 06/15/43 (Call 12/15/42)	25	24,078
6.05%, 01/15/38	50	55,558
Southern California Edison Co.
1.85%, 02/01/22	2	2,426
3.88%, 06/01/21 (Call 03/01/21)	135	135,984
4.00%, 04/01/47 (Call 10/01/46)	75	67,934
4.05%, 03/15/42 (Call 09/15/41)	50	45,990
4.65%, 10/01/43 (Call 04/01/43)	105	105,354
6.00%, 01/15/34	42	48,053
6.65%, 04/01/29	25	29,019
Series 05-E, 5.35%, 07/15/35	95	101,694
Series 06-E, 5.55%, 01/15/37	100	108,963
Series 13-A, 3.90%, 03/15/43 (Call 09/15/42)	25	22,299
Series B, 3.65%, 03/01/28 (Call 12/01/27)	125	121,044
Series C, 3.60%, 02/01/45 (Call 08/01/44)	50	42,471
Series C, 4.13%, 03/01/48 (Call 09/01/47)	50	46,214
Series E, 3.70%, 08/01/25 (Call 06/01/25)	25	24,760
Southern Co. (The)
2.35%, 07/01/21 (Call 06/01/21)	365	352,867
2.75%, 06/15/20 (Call 05/15/20)	50	49,431
2.95%, 07/01/23 (Call 05/01/23)	221	211,265
3.25%, 07/01/26 (Call 04/01/26)	700	649,712
4.25%, 07/01/36 (Call 01/01/36)	140	130,141
4.40%, 07/01/46 (Call 01/01/46)	195	179,051
Series B, 5.50%, 03/15/57 (Call 03/15/22)(a)(f)	50	49,918
Southern Power Co.
4.15%, 12/01/25 (Call 09/01/25)	35	34,275
5.15%, 09/15/41	275	270,350
Series 158, 2.38%, 06/01/20 (Call 05/01/20)	60	58,937
Series D, 1.95%, 12/15/19	200	197,012
Southwestern Electric Power Co.
Series J, 3.90%, 04/01/45 (Call 10/01/44)	25	21,891
Series K, 2.75%, 10/01/26 (Call 07/01/26)	150	135,909
Series L, 3.85%, 02/01/48 (Call 08/01/47)	140	119,798

32	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® Core Total USD Bond Market ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
Southwestern Public Service Co., 3.70%, 08/15/47 (Call 02/15/47)	$280	$247,327
State Grid Overseas Investment 2013 Ltd., 3.13%, 05/22/23(d)	400	387,144
State Grid Overseas Investment 2014 Ltd.
4.13%, 05/07/24(d)	400	402,384
4.85%, 05/07/44(d)	200	206,258
State Grid Overseas Investment 2016 Ltd.
2.88%, 05/18/26(d)	200	181,702
3.50%, 05/04/27(d)	1,050	984,438
Talen Energy Supply LLC
4.60%, 12/15/21 (Call 09/15/21)	50	46,817
6.50%, 06/01/25 (Call 06/01/20)	75	56,121
9.50%, 07/15/22 (Call 07/15/20)(b)	70	71,070
10.50%, 01/15/26 (Call 01/15/22)(b)	50	43,911
Tampa Electric Co.
4.10%, 06/15/42 (Call 12/15/41)	50	45,839
4.35%, 05/15/44 (Call 11/15/43)	35	32,885
6.55%, 05/15/36	90	105,995
TECO Finance Inc., 5.15%, 03/15/20	278	283,410
Three Gorges Finance I Cayman Islands Ltd., 3.15%, 06/02/26(d)	200	184,358
TransAlta Corp.
4.50%, 11/15/22 (Call 08/15/22)	25	24,349
6.50%, 03/15/40	111	106,836
Tri-State Generation & Transmission Association Inc., 4.25%, 06/01/46 (Call 12/01/45)	100	90,659
Union Electric Co., 3.90%, 09/15/42 (Call 03/15/42)	120	111,355
Virginia Electric & Power Co.
4.00%, 01/15/43 (Call 07/15/42)	15	13,920
4.45%, 02/15/44 (Call 08/15/43)	60	58,849
6.35%, 11/30/37	40	48,808
8.88%, 11/15/38	75	112,639
Series A, 3.15%, 01/15/26 (Call 10/15/25)	50	47,946
Series A, 3.80%, 04/01/28 (Call 01/01/28)	175	172,188
Series A, 6.00%, 05/15/37	41	47,940
Series B, 3.80%, 09/15/47 (Call 03/15/47)	50	44,474
Series B, 4.20%, 05/15/45 (Call 11/15/44)	80	75,735
Series C, 2.75%, 03/15/23 (Call 12/15/22)	45	43,515
Series C, 4.00%, 11/15/46 (Call 05/15/46)	25	22,920
Vistra Energy Corp.
5.88%, 06/01/23 (Call 06/01/19)	107	108,652
7.38%, 11/01/22 (Call 11/01/18)	125	129,896
7.63%, 11/01/24 (Call 11/01/19)	98	103,975
Vistra Operations Co. LLC, 5.50%, 09/01/26 (Call 09/01/21)(b)	100	98,265
WEC Energy Group Inc.
2.45%, 06/15/20 (Call 05/15/20)	3	2,958
3.55%, 06/15/25 (Call 03/15/25)	100	97,448
Westar Energy Inc.
3.10%, 04/01/27 (Call 01/01/27)	35	32,904
3.25%, 12/01/25 (Call 09/01/25)	50	47,511
4.25%, 12/01/45 (Call 06/01/45)	20	19,308
Wisconsin Electric Power Co.
4.30%, 12/15/45 (Call 06/15/45)	40	38,156
4.30%, 10/15/48 (Call 04/15/48)	50	48,601
Wisconsin Power & Light Co., 3.05%,10/15/27 (Call 07/15/27)	120	111,842

Security	Par (000)	Value

Electric (continued)
Xcel Energy Inc.
2.40%, 03/15/21 (Call 02/15/21)	$235	$229,515
3.30%, 06/01/25 (Call 12/01/24)	125	119,886
3.35%, 12/01/26 (Call 06/01/26)	100	95,092
4.70%, 05/15/20 (Call 11/15/19)	200	203,104

		48,757,933
Electrical Components & Equipment — 0.0%
Acuity Brands Lighting Inc., 6.00%, 12/15/19	2	2,052
Artesyn Embedded Technologies Inc., 9.75%, 10/15/20 (Call 10/15/19)(b)	32	30,435
Emerson Electric Co.
2.63%, 02/15/23 (Call 11/15/22)	25	24,061
3.15%, 06/01/25 (Call 03/01/25)	100	95,985
Energizer Gamma Acquisition Inc., 6.38%, 07/15/26 (Call 07/15/21)(b)(c)	10	10,001
Energizer Holdings Inc., 5.50%, 06/15/25 (Call 06/15/20)(b)	50	48,591
Hubbell Inc., 3.50%, 02/15/28 (Call 11/15/27)	95	88,092
WESCO Distribution Inc., 5.38%, 06/15/24 (Call 06/15/19)	50	48,338

		347,555
Electronics — 0.2%
Agilent Technologies Inc.
3.20%, 10/01/22 (Call 07/01/22)	150	146,593
3.88%, 07/15/23 (Call 04/15/23)	10	9,975
Allegion U.S. Holding Co. Inc.
3.20%, 10/01/24 (Call 08/01/24)	50	46,415
3.55%, 10/01/27 (Call 07/01/27)	50	45,155
Amphenol Corp.
3.13%, 09/15/21 (Call 08/15/21)	25	24,671
3.20%, 04/01/24 (Call 02/01/24)	200	191,274
Arrow Electronics Inc.
3.25%, 09/08/24 (Call 07/08/24)	45	42,047
4.00%, 04/01/25 (Call 01/01/25)	10	9,640
4.50%, 03/01/23 (Call 12/01/22)	150	150,754
Avnet Inc.
3.75%, 12/01/21 (Call 11/01/21)	35	34,836
4.88%, 12/01/22	50	51,432
Corning Inc.
2.90%, 05/15/22 (Call 03/15/22)	145	141,102
4.38%, 11/15/57 (Call 05/15/57)	25	20,276
4.75%, 03/15/42(c)	65	61,150
5.35%, 11/15/48 (Call 05/15/48)	50	49,762
5.75%, 08/15/40	10	10,822
Flex Ltd.
4.63%, 02/15/20	3	3,009
4.75%, 06/15/25 (Call 03/15/25)	50	49,229
5.00%, 02/15/23	70	70,568
Fortive Corp., 3.15%, 06/15/26 (Call 03/15/26)	220	203,694
Honeywell International Inc.
1.85%, 11/01/21 (Call 10/01/21)	210	201,363
2.50%, 11/01/26 (Call 08/01/26)	380	348,042
3.81%, 11/21/47 (Call 05/21/47)	150	138,189
4.25%, 03/01/21	200	204,580
Ingram Micro Inc., 5.45%, 12/15/24 (Call 09/15/24)	75	73,225
Itron Inc., 5.00%, 01/15/26 (Call 01/15/21)(b)(c)	150	139,651
Jabil Inc.
3.95%, 01/12/28 (Call 10/12/27)	175	160,382
4.70%, 09/15/22	50	50,186

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued)	iShares® Core Total USD Bond Market ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electronics (continued)
Keysight Technologies Inc., 4.60%, 04/06/27 (Call 01/06/27)	$150	$149,016
PerkinElmer Inc., 5.00%, 11/15/21 (Call 08/15/21)	55	56,486
Sensata Technologies BV
4.88%, 10/15/23(b)	75	73,197
5.00%, 10/01/25(b)	100	96,477
5.63%, 11/01/24(b)	100	99,737
Tech Data Corp.
3.70%, 02/15/22 (Call 01/15/22)	35	34,248
4.95%, 02/15/27 (Call 11/16/26)	10	9,657
Trimble Inc., 4.75%, 12/01/24 (Call 09/01/24)	100	100,543
TTM Technologies Inc., 5.63%, 10/01/25 (Call 10/01/20)(b) .	40	39,199
Tyco Electronics Group SA, 3.45%, 08/01/24 (Call 05/01/24)	25	24,368

		3,360,950
Energy - Alternate Sources — 0.0%
Enviva Partners LP/Enviva Partners Finance Corp., 8.50%, 11/01/21 (Call 11/01/18)	25	25,694
Pattern Energy Group Inc., 5.88%, 02/01/24 (Call 02/01/20)(b)	65	64,463
TerraForm Power Operating LLC
4.25%, 01/31/23 (Call 10/31/22)(b)	40	37,916
5.00%, 01/31/28 (Call 07/31/27)(b)	80	71,641
6.63%, 06/15/25 (Call 06/15/20)(b)(j)	25	26,067

		225,781
Engineering & Construction — 0.1%
AECOM
5.13%, 03/15/27 (Call 12/15/26)	100	93,033
5.88%, 10/15/24 (Call 07/15/24)	75	76,287
Brand Industrial Services Inc., 8.50%, 07/15/25 (Call 07/15/20)(b)	150	147,778
Chongqing Nan’an Urban Construction & Development Group Co. Ltd., 3.63%, 07/19/21(d)	250	234,455
Dianjian International Finance Ltd., 4.60%, (Call 03/13/23)(a)(d)(f)(g)	200	190,832
Engility Corp., 8.88%, 09/01/24 (Call 09/01/19)	70	75,846
Fluor Corp., 4.25%, 09/15/28 (Call 06/15/28)	100	95,641
frontdoor Inc., 6.75%, 08/15/26 (Call 08/15/21)(b)	35	35,704
MasTec Inc., 4.88%, 03/15/23 (Call 03/15/19)	25	24,503
Mexico City Airport Trust
3.88%, 04/30/28 (Call 01/30/28)(d)	400	322,472
5.50%, 10/31/46 (Call 04/30/46)(d)	200	159,440
5.50%, 07/31/47 (Call 01/31/47)(d)	250	198,417
New Enterprise Stone & Lime Co. Inc., 6.25%, 03/15/26 (Call 03/15/21)(b)	40	39,210
Pisces Midco Inc., 8.00%, 04/15/26 (Call 04/15/21)(b)	65	63,147
Tutor Perini Corp., 6.88%, 05/01/25 (Call 05/01/20)(b)	50	50,066
Weekley Homes LLC/Weekley Finance Corp., 6.63%, 08/15/25 (Call 08/15/20)	50	47,336
Zachry Holdings Inc., 7.50%, 02/01/20 (Call 02/01/19)(b)	50	49,811

		1,903,978
Entertainment — 0.1%
AMC Entertainment Holdings Inc.
5.75%, 06/15/25 (Call 06/15/20)(c)	75	69,407
5.88%, 02/15/22 (Call 02/15/19)(c)	25	25,228
5.88%, 11/15/26 (Call 11/15/21)	60	54,931
6.13%, 05/15/27 (Call 05/15/22)	125	114,629
Caesars Resort Collection LLC/CRC Finco Inc., 5.25%, 10/15/25 (Call 10/15/20)(b)	185	172,026

Security	Par (000)	Value

Entertainment (continued)
Cedar Fair LP/Canada’s Wonderland Co./Magnum
Management Corp.
5.38%, 06/01/24 (Call 06/01/19)	$50	$49,272
5.38%, 04/15/27 (Call 04/15/22)	50	47,787
Churchill Downs Inc., 4.75%, 01/15/28 (Call 01/15/23)(b)	50	45,502
Cinemark USA Inc.
4.88%, 06/01/23 (Call 06/01/19)	50	48,813
5.13%, 12/15/22 (Call 12/15/18)	100	100,250
Eldorado Resorts Inc.
6.00%, 04/01/25 (Call 04/01/20)	90	89,111
6.00%, 09/15/26 (Call 09/15/21)(b)	25	24,526
7.00%, 08/01/23 (Call 08/01/19)	50	52,477
EMI Music Publishing Group North America Holdings Inc., 7.63%, 06/15/24 (Call 06/15/19)(b)	25	26,811
Enterprise Development Authority (The), 12.00%, 07/15/24 (Call 07/15/21)(b)	100	96,018
Gateway Casinos & Entertainment Ltd., 8.25%, 03/01/24 (Call 03/01/20)(b)	25	26,299
International Game Technology PLC
6.25%, 02/15/22 (Call 08/15/21)(b)	200	206,426
6.25%, 01/15/27 (Call 07/15/26)(b)	200	197,000
Jacobs Entertainment Inc., 7.88%, 02/01/24 (Call 02/01/20)(b)	30	31,726
LHMC Finco Sarl, 7.88%, 12/20/23 (Call 06/20/20)(b)	200	201,300
Live Nation Entertainment Inc.
4.88%, 11/01/24 (Call 11/01/19)(b)	75	72,043
5.63%, 03/15/26 (Call 03/15/21)(b)	25	24,942
Mohegan Gaming & Entertainment, 7.88%, 10/15/24 (Call 10/15/19)(b)(c)	50	48,491
National CineMedia LLC, 5.75%, 08/15/26 (Call 08/15/21) .	50	47,381
Penn National Gaming Inc., 5.63%, 01/15/27 (Call 01/15/22)(b)	50	46,581
Scientific Games International Inc.
5.00%, 10/15/25 (Call 10/15/20)(b)	155	144,141
6.63%, 05/15/21 (Call 05/15/19)	25	24,408
10.00%, 12/01/22 (Call 12/01/18)	200	209,510
Six Flags Entertainment Corp.
4.88%, 07/31/24 (Call 07/31/19)(b)	110	104,020
5.50%, 04/15/27 (Call 04/15/22)(b)	25	23,750
Stars Group Holdings BV/Stars Group US Co-Borrower LLC, 7.00%,07/15/26 (Call 07/15/21)(b)	25	25,356
WMG Acquisition Corp.
4.88%, 11/01/24 (Call 11/01/19)(b)	25	24,387
5.00%, 08/01/23 (Call 08/01/19)(b)	25	24,646

		2,499,195
Environmental Control — 0.1%
Advanced Disposal Services Inc., 5.63%, 11/15/24 (Call 11/15/19)(b)	25	24,437
Clean Harbors Inc., 5.13%, 06/01/21 (Call 12/01/18)	50	50,004
Covanta Holding Corp.
5.88%, 03/01/24 (Call 03/01/19)	115	115,069
5.88%, 07/01/25 (Call 07/01/20)	50	48,823
6.00%, 01/01/27 (Call 01/01/22)	85	82,029
GFL Environmental Inc.
5.38%, 03/01/23 (Call 03/01/20)(b)	135	123,852
5.63%, 05/01/22 (Call 05/01/19)(b)	40	38,018
Hulk Finance Corp., 7.00%, 06/01/26 (Call 06/01/21)(b)	50	46,275
Republic Services Inc.
2.90%, 07/01/26 (Call 04/01/26)	75	69,074
3.20%, 03/15/25 (Call 12/15/24)	225	215,266

34	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® Core Total USD Bond Market ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Environmental Control (continued)
3.38%, 11/15/27 (Call 08/15/27)	$50	$47,119
3.95%, 05/15/28 (Call 02/15/28)	115	112,838
4.75%, 05/15/23 (Call 02/15/23)	30	31,169
5.00%, 03/01/20	20	20,433
5.25%, 11/15/21	50	52,448
5.70%, 05/15/41 (Call 11/15/40)	25	28,213
Tervita Escrow Corp., 7.63%, 12/01/21 (Call 12/01/18)(b)	30	30,465
Waste Management Inc.
2.90%, 09/15/22 (Call 06/15/22)	25	24,385
3.15%, 11/15/27 (Call 08/15/27)	25	23,435
4.10%, 03/01/45 (Call 09/01/44)	155	145,915
4.60%, 03/01/21 (Call 12/01/20)	200	204,946
4.75%, 06/30/20	120	122,732
Waste Pro USA Inc., 5.50%, 02/15/26 (Call 02/15/21)(b)	55	52,579

		1,709,524
Food — 0.6%
Albertsons Companies LLC/Safeway Inc./New Albertson’s
LP/Albertson’s LLC
5.75%, 03/15/25 (Call 09/15/19)	100	88,561
6.63%, 06/15/24 (Call 06/15/19)	115	108,908
B&G Foods Inc., 5.25%, 04/01/25 (Call 04/01/20)(c)	150	142,866
C&S Group Enterprises LLC, 5.38%, 07/15/22 (Call 07/15/19)(b)(c)	50	48,502
Campbell Soup Co.
3.30%, 03/19/25 (Call 12/19/24)	100	91,052
3.65%, 03/15/23 (Call 02/15/23)	100	97,099
3.95%, 03/15/25 (Call 01/15/25)	50	47,482
4.15%, 03/15/28 (Call 12/15/27)	115	105,856
Cencosud SA, 4.38%, 07/17/27 (Call 04/17/27)(d)	400	352,408
Chobani LLC/Chobani Finance Corp. Inc., 7.50%, 04/15/25 (Call 04/15/20)(b)(c)	45	38,528
Conagra Brands Inc.
3.20%, 01/25/23 (Call 10/25/22)	325	314,129
4.30%, 05/01/24 (Call 04/01/24)	100	100,257
4.85%, 11/01/28 (Call 08/01/28)	30	29,918
Dean Foods Co., 6.50%, 03/15/23 (Call 03/15/19)(b)(c)	125	115,171
Dole Food Co. Inc., 7.25%, 06/15/25 (Call 06/15/20)(b)	75	72,001
Fresh Market Inc. (The), 9.75%, 05/01/23 (Call 05/01/19)(b)(c)	50	36,625
General Mills Inc.
2.60%, 10/12/22 (Call 09/12/22)	150	143,203
3.15%, 12/15/21 (Call 09/15/21)	50	49,210
4.00%, 04/17/25 (Call 02/17/25)	50	49,066
4.55%, 04/17/38 (Call 10/17/37)	30	27,483
Grupo Bimbo SAB de CV, 3.88%, 06/27/24(d)	200	194,922
Hershey Co. (The)
2.30%, 08/15/26 (Call 05/15/26)	385	344,051
3.20%, 08/21/25 (Call 05/21/25)	10	9,646
4.13%, 12/01/20	150	152,871
Ingles Markets Inc., 5.75%, 06/15/23 (Call 06/15/19)	75	74,879
Ingredion Inc., 3.20%, 10/01/26 (Call 07/01/26)	50	45,699
JBS USA LUX SA/JBS USA Finance Inc.
5.75%, 06/15/25 (Call 06/15/20)(b)	125	120,306
5.88%, 07/15/24 (Call 07/15/19)(b)	25	24,538
6.75%, 02/15/28 (Call 02/15/23)(b)	300	289,233
JM Smucker Co. (The)
3.38%, 12/15/27 (Call 09/15/27)	200	183,256
3.50%, 03/15/25	280	266,160

Security	Par (000)	Value

Food (continued)
Kellogg Co.
2.65%, 12/01/23	$200	$187,556
3.25%, 05/14/21	40	39,743
3.40%, 11/15/27 (Call 08/15/27)	50	45,720
4.00%, 12/15/20	365	369,847
4.30%, 05/15/28 (Call 02/15/28)	100	97,369
4.50%, 04/01/46	75	66,915
Series B, 7.45%, 04/01/31	86	106,501
Koninklijke Ahold Delhaize NV, 5.70%, 10/01/40	51	53,570
Kraft Heinz Foods Co.
2.80%, 07/02/20 (Call 06/02/20)	275	272,189
3.00%, 06/01/26 (Call 03/01/26)	275	245,503
3.38%, 06/15/21	150	149,355
3.50%, 06/06/22	450	445,198
3.50%, 07/15/22 (Call 05/15/22)	100	98,797
3.95%, 07/15/25 (Call 04/15/25)	250	241,665
4.00%, 06/15/23 (Call 05/15/23)	150	149,224
4.38%, 06/01/46 (Call 12/01/45)	400	332,244
4.63%, 01/30/29 (Call 10/30/28)	150	146,260
4.88%, 02/15/25 (Call 02/15/20)(b)	185	188,030
5.00%, 07/15/35 (Call 01/15/35)	25	23,653
5.00%, 06/04/42	280	256,892
5.20%, 07/15/45 (Call 01/15/45)	235	220,500
5.38%, 02/10/20	50	51,288
7.13%, 08/01/39(b)	150	174,456
Kroger Co. (The)
2.60%, 02/01/21 (Call 01/01/21)	115	112,534
2.65%, 10/15/26 (Call 07/15/26)	150	131,784
3.30%, 01/15/21 (Call 12/15/20)	18	17,912
3.70%, 08/01/27 (Call 05/01/27)	45	42,214
3.85%, 08/01/23 (Call 05/01/23)	100	99,728
4.45%, 02/01/47 (Call 08/01/46)(c)	120	104,267
4.65%, 01/15/48 (Call 07/15/47)(c)	85	75,919
5.15%, 08/01/43 (Call 02/01/43)	200	191,484
5.40%, 07/15/40 (Call 01/15/40)	25	24,551
Lamb Weston Holdings Inc.
4.63%, 11/01/24 (Call 11/01/21)(b)	50	48,929
4.88%, 11/01/26 (Call 11/01/21)(b)	100	96,557
McCormick & Co. Inc./MD
2.70%, 08/15/22 (Call 07/15/22)	14	13,465
3.15%, 08/15/24 (Call 06/15/24)	100	95,417
3.40%, 08/15/27 (Call 05/15/27)	100	93,930
4.20%, 08/15/47 (Call 02/15/47)	100	90,458
Minerva Luxembourg SA, 6.50%, 09/20/26 (Call 09/20/21)(d)	200	184,128
Mondelez International Holdings Netherlands BV, 2.00%, 10/28/21 (Call 09/28/21)(b)	200	190,388
Mondelez International Inc.
3.00%, 05/07/20	50	49,790
3.63%, 05/07/23 (Call 04/07/23)	50	49,374
4.13%, 05/07/28 (Call 02/07/28)	80	78,330
4.63%, 05/07/48 (Call 11/07/47)	65	60,692
Nestle Holdings Inc.
3.10%, 09/24/21 (Call 08/24/21)(b)	200	199,354
3.90%, 09/24/38 (Call 03/24/38)(b)	150	141,878
New Albertsons LP
7.45%, 08/01/29	100	84,086
8.00%, 05/01/31	50	42,994
8.70%, 05/01/30	25	22,455
Series C, 6.63%, 06/01/28	25	19,291

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued)	iShares® Core Total USD Bond Market ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Food (continued)
Pilgrim’s Pride Corp.
5.75%, 03/15/25 (Call 03/15/20)(b)	$100	$93,241
5.88%, 09/30/27 (Call 09/30/22)(b)	135	122,699
Post Holdings Inc.
5.00%, 08/15/26 (Call 08/15/21)(b)	160	147,477
5.50%, 03/01/25 (Call 03/01/20)(b)	85	82,255
5.63%, 01/15/28 (Call 12/01/22)(b)	100	94,015
5.75%, 03/01/27 (Call 03/01/22)(b)	150	143,250
Safeway Inc., 7.25%, 02/01/31(c)	50	49,384
Simmons Foods Inc.
5.75%, 11/01/24 (Call 11/01/20)(b)	30	21,879
7.75%, 01/15/24 (Call 01/15/21)(b)	50	50,508
Smithfield Foods Inc., 4.25%, 02/01/27 (Call 11/01/26)(b)	270	250,476
SUPERVALU Inc.
6.75%, 06/01/21 (Call 06/01/19)	23	23,424
7.75%, 11/15/22 (Call 11/15/18)	50	52,021
Sysco Corp.
2.50%, 07/15/21 (Call 06/15/21)	50	48,679
2.60%, 10/01/20 (Call 09/01/20)	120	118,303
2.60%, 06/12/22	25	24,053
3.25%, 07/15/27 (Call 04/15/27)	25	23,182
3.30%, 07/15/26 (Call 04/15/26)	150	140,913
3.55%, 03/15/25 (Call 01/15/25)	75	72,754
3.75%, 10/01/25 (Call 07/01/25)	50	48,662
4.45%, 03/15/48 (Call 09/15/47)	115	107,160
4.50%, 04/01/46 (Call 10/01/45)	75	70,157
5.38%, 09/21/35	75	80,206
Tesco PLC, 6.15%, 11/15/37(b)	100	105,431
TreeHouse Foods Inc.
4.88%, 03/15/22 (Call 03/15/19)	25	24,692
6.00%, 02/15/24 (Call 02/15/19)(b)(c)	100	99,750
Tyson Foods Inc.
3.55%, 06/02/27 (Call 03/02/27)	90	84,013
4.50%, 06/15/22 (Call 03/15/22)	175	178,874
4.88%, 08/15/34 (Call 02/15/34)	390	383,483
U.S. Foods Inc., 5.88%, 06/15/24 (Call 06/15/19)(b)	50	49,614

		12,878,825
Food Service — 0.0%
Aramark Services Inc.
4.75%, 06/01/26 (Call 06/01/21)	50	47,531
5.00%, 04/01/25 (Call 04/01/20)(b)	100	98,795
5.00%, 02/01/28 (Call 02/01/23)(b)	125	118,556
5.13%, 01/15/24 (Call 01/15/19)	75	74,597

		339,479
Forest Products & Paper — 0.1%
Cascades Inc., 5.75%, 07/15/23 (Call 07/15/19)(b)	26	25,620
Clearwater Paper Corp., 5.38%, 02/01/25(b)	50	45,947
Fibria Overseas Finance Ltd.
4.00%, 01/14/25 (Call 11/14/24)	5	4,700
5.50%, 01/17/27	95	95,120
Georgia-Pacific LLC
2.54%, 11/15/19 (Call 10/15/19)(b)	100	99,245
3.73%, 07/15/23 (Call 04/15/23)(b)	200	199,748
8.00%, 01/15/24	25	29,708
International Paper Co.
3.00%, 02/15/27 (Call 11/15/26)(c)	150	135,163
3.65%, 06/15/24 (Call 03/15/24)	275	271,681
3.80%, 01/15/26 (Call 10/15/25)	25	24,165
4.40%, 08/15/47 (Call 02/15/47)	200	172,028

Security	Par (000)	Value

Forest Products & Paper (continued)
4.80%, 06/15/44 (Call 12/15/43)	$137	$125,354
5.15%, 05/15/46 (Call 11/15/45)	30	28,877
7.30%, 11/15/39	175	210,352
Inversiones CMPC SA/Cayman Islands Branch, 4.38%, 05/15/23 (Call 02/15/23)(d)	200	198,490
Mercer International Inc., 5.50%, 01/15/26 (Call 01/15/21)	50	48,463
PH Glatfelter Co., 5.38%, 10/15/20 (Call 12/03/18)	26	25,946
Resolute Forest Products Inc., 5.88%, 05/15/23 (Call 05/15/19)	50	51,040

		1,791,647
Gas — 0.2%
AmeriGas Partners LP/AmeriGas Finance Corp.
5.50%, 05/20/25 (Call 02/20/25)	75	70,362
5.63%, 05/20/24 (Call 03/20/24)	75	72,111
5.75%, 05/20/27 (Call 02/20/27)	75	69,583
5.88%, 08/20/26 (Call 05/20/26)	75	71,212
Atmos Energy Corp.
3.00%, 06/15/27 (Call 03/15/27)	25	23,358
4.13%, 10/15/44 (Call 04/15/44)	50	47,349
4.15%, 01/15/43 (Call 07/15/42)	75	71,115
4.30%, 10/01/48 (Call 04/01/48)	25	24,277
5.50%, 06/15/41 (Call 12/15/40)	15	16,887
Boston Gas Co.
3.15%, 08/01/27 (Call 05/01/27)(b)	25	23,404
4.49%, 02/15/42(b)	100	98,215
CenterPoint Energy Resources Corp.
3.55%, 04/01/23 (Call 03/01/23)	165	163,003
4.00%, 04/01/28 (Call 01/01/28)	125	122,777
4.10%, 09/01/47 (Call 03/01/47)	75	66,504
Dominion Energy Gas Holdings LLC
2.80%, 11/15/20 (Call 10/15/20)	25	24,642
4.60%, 12/15/44 (Call 06/15/44)	60	57,323
KeySpan Gas East Corp., 2.74%, 08/15/26 (Call 05/15/26)(b)	75	68,576
Korea Gas Corp., 3.88%, 02/12/24(d)	400	399,216
LBC Tank Terminals Holding Netherlands BV, 6.88%, 05/15/23 (Call 05/15/19)(b)	200	197,476
National Fuel Gas Co.
3.75%, 03/01/23 (Call 12/01/22)	50	48,751
3.95%, 09/15/27 (Call 06/15/27)	90	82,677
4.75%, 09/01/28 (Call 06/01/28)	90	87,569
5.20%, 07/15/25 (Call 04/15/25)	50	50,553
NGL Energy Partners LP/NGL Energy Finance Corp.
6.13%, 03/01/25 (Call 03/01/20)	50	45,601
7.50%, 11/01/23 (Call 11/01/19)	50	49,269
NiSource Inc.
3.49%, 05/15/27 (Call 02/15/27)	185	173,789
3.65%, 06/15/23 (Call 05/15/23)(b)	15	14,753
3.95%, 03/30/48 (Call 12/30/47)	68	58,345
4.38%, 05/15/47 (Call 11/15/46)	16	14,665
4.80%, 02/15/44 (Call 08/15/43)	275	269,918
5.25%, 02/15/43 (Call 08/15/42)	15	15,521
5.65%, 02/01/45 (Call 08/01/44)	195	212,495
5.95%, 06/15/41 (Call 12/15/40)	25	27,828
Perusahaan Gas Negara Persero Tbk, 5.13%, 05/16/24(d)	200	197,470
Southern California Gas Co.
3.15%, 09/15/24 (Call 06/15/24)	10	9,704
3.20%, 06/15/25 (Call 03/15/25)	100	96,356
Series TT, 2.60%, 06/15/26 (Call 03/15/26)	205	188,504
Series UU, 4.13%, 06/01/48 (Call 12/01/47)	100	95,194

36	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® Core Total USD Bond Market ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Gas (continued)
Southern Co. Gas Capital Corp.
2.45%, 10/01/23 (Call 08/01/23)	$25	$23,344
3.50%, 09/15/21 (Call 06/15/21)	25	24,915
5.88%, 03/15/41 (Call 09/15/40)	50	55,437
Southwest Gas Corp.
3.70%, 04/01/28 (Call 01/01/28)	200	193,260
3.80%, 09/29/46 (Call 03/29/46)	50	43,676
Superior Plus LP/Superior General Partner Inc., 7.00%, 07/15/26 (Call 07/15/21)(b)	25	24,919
Transportadora de Gas del Peru SA, 4.25%, 04/30/28(d)	200	193,320

		3,985,223
Hand & Machine Tools — 0.0%
Apex Tool Group LLC/BC Mountain Finance Inc., 9.00%, 02/15/23 (Call 02/15/19)(b)(c)	75	68,890
Kennametal Inc., 4.63%, 06/15/28 (Call 03/15/28)	100	97,287
Snap-On Inc., 4.10%, 03/01/48 (Call 09/01/47)	50	46,843
Stanley Black & Decker Inc.
4.25%, 11/15/28 (Call 08/15/28)	100	99,729
4.85%, 11/15/48 (Call 05/15/48)	50	49,816

		362,565
Health Care - Products — 0.4%
Abbott Laboratories
2.80%, 09/15/20 (Call 08/15/20)	50	49,533
2.90%, 11/30/21 (Call 10/30/21)	255	250,410
3.40%, 11/30/23 (Call 09/30/23)	175	173,327
3.75%, 11/30/26 (Call 08/30/26)	126	124,007
3.88%, 09/15/25 (Call 06/15/25)	150	149,539
4.75%, 11/30/36 (Call 05/30/36)	291	296,459
4.90%, 11/30/46 (Call 05/30/46)	400	411,584
5.30%, 05/27/40	110	116,680
Avantor Inc.
6.00%, 10/01/24 (Call 10/01/20)(b)	135	134,789
9.00%, 10/01/25 (Call 10/01/20)(b)	200	201,908
Baxter International Inc.
2.60%, 08/15/26 (Call 05/15/26)	95	85,341
3.50%, 08/15/46 (Call 02/15/46)	85	68,404
Becton Dickinson and Co.
2.40%, 06/05/20	23	22,625
2.68%, 12/15/19	295	292,926
2.89%, 06/06/22 (Call 05/06/22)	60	58,001
3.13%, 11/08/21	331	325,390
3.25%, 11/12/20	40	39,700
3.36%, 06/06/24 (Call 04/06/24)	50	47,771
3.70%, 06/06/27 (Call 03/06/27)	405	379,517
3.73%, 12/15/24 (Call 09/15/24)	100	96,916
4.67%, 06/06/47 (Call 12/06/46)	284	266,403
4.69%,12/15/44 (Call 06/15/44)	75	69,771
Boston Scientific Corp.
3.85%, 05/15/25	203	200,091
4.00%, 03/01/28 (Call 12/01/27)	50	48,823
6.00%, 01/15/20	107	110,280
7.00%, 11/15/35	50	61,129
7.38%, 01/15/40	40	51,311
Covidien International Finance SA
3.20%, 06/15/22 (Call 03/15/22)	100	98,827
4.20%, 06/15/20	45	45,671
Danaher Corp., 4.38%, 09/15/45 (Call 03/15/45)	50	48,718

Security	Par (000)	Value

Health Care - Products (continued)
DJO Finance LLC/DJO Finance Corp.
8.13%, 06/15/21 (Call 06/15/19)(b)	$125	$125,780
10.75%, 04/15/20 (Call 11/16/18)(c)	25	24,750
Edwards Lifesciences Corp., 4.30%, 06/15/28 (Call 03/15/28)	170	168,723
Fresenius U.S. Finance II Inc., 4.25%, 02/01/21(b)	25	25,164
Hill-Rom Holdings Inc.
5.00%, 02/15/25 (Call 02/15/20)(b)	25	24,195
5.75%, 09/01/23 (Call 09/01/19)(b)	25	25,308
Hologic Inc.
4.38%, 10/15/25 (Call 10/15/20)(b)	100	93,773
4.63%, 02/01/28 (Call 02/01/23)(b)	50	45,692
Immucor Inc., 11.13%, 02/15/22 (Call 08/15/19)(b)	50	51,414
Kinetic Concepts Inc./KCI USA Inc.
7.88%, 02/15/21 (Call 02/15/19)(b)	25	25,565
12.50%, 11/01/21 (Call 05/01/19)(b)	75	81,286
Life Technologies Corp., 6.00%, 03/01/20	55	56,750
Mallinckrodt International Finance SA, 4.75%, 04/15/23	50	41,038
Mallinckrodt International Finance SA/Mallinckrodt CB LLC
4.88%, 04/15/20 (Call 04/15/19)(b)(c)	40	39,516
5.50%, 04/15/25 (Call 04/15/20)(b)(c)	75	60,372
5.63%, 10/15/23 (Call 10/15/19)(b)	75	64,440
5.75%, 08/01/22 (Call 08/01/19)(b)(c)	125	111,897
Medtronic Global Holdings SCA, 3.35%, 04/01/27 (Call 01/01/27)	50	47,941
Medtronic Inc.
2.50%, 03/15/20	200	198,168
3.15%, 03/15/22	235	232,309
3.50%, 03/15/25	175	171,269
3.63%, 03/15/24 (Call 12/15/23)	75	74,808
4.38%, 03/15/35	635	631,863
4.50%, 03/15/42 (Call 09/15/41)	25	24,676
4.63%, 03/15/45	360	363,913
Ortho-Clinical Diagnostics Inc./Ortho-Clinical Diagnostics SA, 6.63%, 05/15/22 (Call 05/15/19)(b)	75	72,067
Sotera Health Holdings LLC, 6.50%, 05/15/23 (Call 05/15/19)(b)	100	98,065
Stryker Corp.
2.63%, 03/15/21 (Call 02/15/21)	100	98,200
3.38%, 05/15/24 (Call 02/15/24)	50	48,893
3.38%, 11/01/25 (Call 08/01/25)	35	33,265
3.65%, 03/07/28 (Call 12/07/27)	25	23,833
4.63%, 03/15/46 (Call 09/15/45)	455	442,210
Teleflex Inc.
4.63%, 11/15/27 (Call 11/15/22)	75	69,785
4.88%, 06/01/26 (Call 06/01/21)	50	48,699
Thermo Fisher Scientific Inc.
2.95%, 09/19/26 (Call 06/19/26)	175	159,962
3.00%, 04/15/23 (Call 02/15/23)	355	342,231
3.15%, 01/15/23 (Call 10/15/22)	100	97,454
3.30%, 02/15/22	20	19,804
3.65%, 12/15/25 (Call 09/09/25)	35	33,988
4.50%, 03/01/21	120	122,284
Universal Hospital Services Inc., 7.63%, 08/15/20 (Call 12/03/18)	40	40,020
Zimmer Biomet Holdings Inc.
2.70%, 04/01/20 (Call 03/01/20)	300	296,808
3.15%, 04/01/22 (Call 02/01/22)	94	91,783
3.55%, 04/01/25 (Call 01/01/25)	200	188,916
3.70%, 03/19/23 (Call 02/19/23)	40	39,537

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued)	iShares® Core Total USD Bond Market ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care - Products (continued)
4.25%, 08/15/35 (Call 02/15/35)	$12	$10,855
5.75%,11/30/39	65	70,128

		9,585,248
Health Care - Services — 0.8%
Acadia Healthcare Co. Inc.
5.63%, 02/15/23 (Call 02/15/19)	103	103,138
6.50%, 03/01/24 (Call 03/01/19)	25	25,459
Aetna Inc.
2.75%, 11/15/22 (Call 08/15/22)	200	191,818
2.80%, 06/15/23 (Call 04/15/23)	350	333,791
3.50%, 11/15/24 (Call 08/15/24)	275	267,234
3.88%, 08/15/47 (Call 02/15/47)	164	138,931
4.13%, 11/15/42 (Call 05/15/42)	150	133,666
4.50%, 05/15/42 (Call 11/15/41)	125	116,922
4.75%, 03/15/44 (Call 09/15/43)	100	96,483
6.63%, 06/15/36	15	17,820
AHP Health Partners Inc., 9.75%, 07/15/26 (Call 07/15/21)(b)	75	76,286
Air Medical Group Holdings Inc., 6.38%, 05/15/23 (Call 05/15/19)(b)(c)	25	22,502
Anthem Inc.
2.50%, 11/21/20	75	73,466
3.30%, 01/15/23	616	602,300
3.50%, 08/15/24 (Call 05/15/24)	75	72,782
3.65%, 12/01/27 (Call 09/01/27)	63	58,931
4.10%, 03/01/28 (Call 12/01/27)	75	72,434
4.35%, 08/15/20	10	10,164
4.38%, 12/01/47 (Call 06/01/47)	59	53,338
4.55%, 03/01/48 (Call 09/01/47)	125	115,904
4.63%, 05/15/42	210	198,958
4.65%, 01/15/43	150	142,389
4.65%, 08/15/44 (Call 02/15/44)	80	75,972
5.10%, 01/15/44	25	25,028
Ascension Health
3.95%, 11/15/46	200	186,182
4.85%, 11/15/53	25	26,418
Centene Corp.
4.75%, 05/15/22 (Call 05/15/19)	50	49,974
4.75%, 01/15/25 (Call 01/15/20)	95	93,931
5.38%, 06/01/26 (Call 06/01/21)(b)	160	162,397
5.63%, 02/15/21 (Call 02/15/19)	80	81,252
6.13%, 02/15/24 (Call 02/15/19)	125	130,469
Charles River Laboratories International Inc., 5.50%, 04/01/26 (Call 04/01/21)(b)	75	74,827
CHS/Community Health Systems Inc.
5.13%, 08/01/21 (Call 02/01/19)(c)	75	71,219
6.25%, 03/31/23 (Call 03/31/20)	315	289,671
6.88%, 02/01/22 (Call 02/01/19)(c)	275	138,974
8.13%, 06/30/24 (Call 06/30/21)(b)(c)	75	58,820
8.63%, 01/15/24 (Call 01/15/21)(b)	100	101,018
11.00%, 06/30/23 (Call 06/30/20)(b)(c)(j)	200	166,944
Cigna Corp.
3.05%, 10/15/27 (Call 07/15/27)	250	223,292
3.25%, 04/15/25 (Call 01/15/25)	355	334,083
3.88%, 10/15/47 (Call 04/15/47)	342	277,314
4.00%, 02/15/22 (Call 11/15/21)	25	25,162
Dartmouth-Hitchcock Health, Series B, 4.18%, 08/01/48 (Call 02/01/48)	25	23,478

Security	Par (000)	Value

Health Care - Services (continued)
DaVita Inc.
5.00%, 05/01/25 (Call 05/01/20)	$180	$170,190
5.13%, 07/15/24 (Call 07/15/19)	150	143,010
5.75%, 08/15/22 (Call 08/15/19)	100	101,226
Duke University Health System Inc., Series 2017, 3.92%, 06/01/47 (Call 12/01/46)	70	65,414
Encompass Health Corp.
5.75%, 11/01/24 (Call 11/01/18)	125	125,176
5.75%, 09/15/25 (Call 09/15/20)	75	74,588
Envision Healthcare Corp., 8.75%, 10/15/26 (Call 10/15/21)(b)	145	140,664
Fresenius Medical Care U.S. Finance II Inc., 4.13%, 10/15/20 (Call 07/17/20)(b)	55	55,295
Fresenius Medical Care U.S. Finance Inc., 5.75%, 02/15/21(b)	100	104,072
Hadrian Merger Sub Inc., 8.50%,05/01/26 (Call 05/01/21)(b)	80	76,631
Halfmoon Parent Inc.
4.38%, 10/15/28 (Call 07/16/28)(b)	25	24,421
4.80%, 08/15/38 (Call 02/15/38)(b)	200	192,624
HCA Healthcare Inc., 6.25%, 02/15/21	100	103,953
HCA Inc.
4.50%, 02/15/27 (Call 08/15/26)	125	121,287
4.75%, 05/01/23	275	276,939
5.00%, 03/15/24	150	151,950
5.25%, 04/15/25	150	153,184
5.25%, 06/15/26 (Call 12/15/25)	200	203,824
5.38%, 02/01/25	300	301,998
5.38%, 09/01/26 (Call 03/01/26)	95	94,230
5.50%, 06/15/47 (Call 12/15/46)	175	172,209
5.63%, 09/01/28 (Call 03/01/28)	200	197,990
5.88%, 03/15/22	56	58,486
5.88%, 05/01/23	125	129,545
5.88%, 02/15/26 (Call 08/15/25)	150	153,379
6.50%, 02/15/20	260	268,486
7.50%, 02/15/22	150	162,982
7.69%, 06/15/25	25	27,457
Humana Inc.
2.50%, 12/15/20	35	34,282
2.90%, 12/15/22 (Call 11/15/22)	55	52,912
3.85%, 10/01/24 (Call 07/01/24)	45	44,252
3.95%, 03/15/27 (Call 12/15/26)	20	19,396
4.63%, 12/01/42 (Call 06/01/42)	100	95,988
4.80%, 03/15/47 (Call 09/14/46)	50	49,290
4.95%, 10/01/44 (Call 04/01/44)	275	276,672
Kaiser Foundation Hospitals, 4.15%, 05/01/47 (Call 11/01/46)	360	341,777
Laboratory Corp. of America Holdings
3.60%, 02/01/25 (Call 11/01/24)	300	288,879
3.60%, 09/01/27 (Call 06/01/27)	75	70,655
3.75%, 08/23/22 (Call 05/23/22)	25	24,962
4.70%, 02/01/45 (Call 08/01/44)	70	65,104
LifePoint Health Inc.
5.38%, 05/01/24 (Call 05/01/19)	125	131,011
5.50%, 12/01/21 (Call 12/01/18)	50	50,756
5.88%, 12/01/23 (Call 12/01/18)	40	41,848
Magellan Health Inc., 4.40%, 09/22/24 (Call 07/22/24)	250	240,095
Mayo Clinic, Series 2013, 4.00%, 11/15/47	25	23,465
MEDNAX Inc., 5.25%, 12/01/23 (Call 12/01/18)(b)	50	49,969

38	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® Core Total USD Bond Market ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care - Services (continued)
Memorial Sloan-Kettering Cancer Center, 4.13%, 07/01/52	$100	$93,725
Molina Healthcare Inc.
4.88%, 06/15/25 (Call 06/15/20)(b)	40	38,330
5.38%, 11/15/22 (Call 08/15/22)	75	74,817
Mount Sinai Hospitals Group Inc., Series 2017, 3.98%, 07/01/48	23	20,718
MPH Acquisition Holdings LLC, 7.13%, 06/01/24 (Call 06/01/19)(b)	105	106,845
Northwell Healthcare Inc.
3.98%, 11/01/46 (Call 11/01/45)	75	65,856
4.26%, 11/01/47 (Call 11/01/46)	15	13,621
One Call Corp., 10.00%, 10/01/24 (Call 07/01/19)(b)	31	24,754
Partners Healthcare System Inc., Series 2017, 3.77%, 07/01/48 (Call 01/01/48)	30	26,316
Polaris Intermediate Corp. (9.25% PIK), 8.50%, 12/01/22 (Call 06/01/19)(b)(e)	135	138,424
Providence St Joseph Health Obligated Group, Series I, 3.74%, 10/01/47	200	175,712
Quest Diagnostics Inc.
3.45%, 06/01/26 (Call 03/01/26)	5	4,691
3.50%, 03/30/25 (Call 12/30/24)	75	71,603
4.75%, 01/30/20	7	7,121
Quorum Health Corp., 11.63%, 04/15/23 (Call 04/15/19)(c) .	25	24,781
RegionalCare Hospital Partners Holdings Inc., 8.25%, 05/01/23 (Call 05/01/19)(b)	75	79,425
Roche Holdings Inc.
2.63%, 05/15/26 (Call 02/15/26)(b)	400	369,524
3.25%, 09/17/23 (Call 08/17/23)(b)	400	396,664
3.63%, 09/17/28 (Call 06/17/28)(b)	200	196,014
Select Medical Corp., 6.38%, 06/01/21 (Call 06/01/19)	50	50,439
Stanford Health Care, Series 2018, 3.80%, 11/15/48 (Call 05/15/48)	20	18,193
Surgery Center Holdings Inc., 6.75%, 07/01/25 (Call 07/01/20)(b)	25	23,658
Sutter Health
Series 2018, 3.70%, 08/15/28 (Call 05/15/28)	29	27,959
Series 2018, 4.09%, 08/15/48 (Call 02/15/48)	36	33,113
Syneos Health Inc./inVentiv Health Inc./inVentiv Health
Clinical Inc., 7.50%, 10/01/24 (Call 10/01/19)(b)	30	31,671
Tenet Healthcare Corp.
4.38%, 10/01/21	100	98,798
4.50%, 04/01/21	100	99,429
4.63%, 07/15/24 (Call 07/15/20)	205	197,370
5.13%, 05/01/25 (Call 05/01/20)	100	96,082
6.00%, 10/01/20	250	256,262
6.75%, 06/15/23(c)	150	149,221
6.88%, 11/15/31	25	22,030
7.00%, 08/01/25 (Call 08/01/20)(c)	100	98,170
7.50%, 01/01/22 (Call 01/01/19)(b)	100	104,241
8.13%, 04/01/22	300	312,705
UnitedHealth Group Inc.
1.95%, 10/15/20	155	151,396
2.38%, 10/15/22	45	43,029
2.70%, 07/15/20	250	248,007
2.75%, 02/15/23 (Call 11/15/22)	115	111,154
2.88%,12/15/21	310	305,483
2.88%, 03/15/22 (Call 12/15/21)	125	122,642
2.88%, 03/15/23	75	72,833
2.95%, 10/15/27	40	36,938

Security	Par (000)	Value

Health Care - Services (continued)
3.15%, 06/15/21	$100	$99,570
3.35%, 07/15/22	165	163,850
3.38%, 04/15/27	50	47,952
3.45%, 01/15/27	130	125,473
3.50%, 06/15/23	50	49,914
3.75%, 07/15/25	450	446,242
3.75%, 10/15/47 (Call 04/15/47)	128	112,594
3.85%, 06/15/28	135	133,592
4.20%, 01/15/47 (Call 07/15/46)	44	41,584
4.25%, 03/15/43 (Call 09/15/42)	169	161,383
4.25%, 04/15/47 (Call 10/15/46)	302	287,468
4.25%, 06/15/48 (Call 12/15/47)	25	23,773
4.38%, 03/15/42 (Call 09/15/41)	50	48,468
4.63%, 07/15/35	309	317,324
4.63%, 11/15/41 (Call 05/15/41)	25	25,140
4.75%, 07/15/45	219	222,846
5.80%, 03/15/36	25	28,660
5.95%, 02/15/41 (Call 08/15/40)	35	40,857
6.88%, 02/15/38	130	168,236
Universal Health Services Inc., 5.00%, 06/01/26 (Call 06/01/21)(b)	25	24,840
WellCare Health Plans Inc.
5.25%, 04/01/25 (Call 04/01/20)	115	114,709
5.38%, 08/15/26 (Call 08/15/21)(b)	70	69,917
West Street Merger Sub Inc., 6.38%, 09/01/25 (Call 09/01/20)(b)	65	61,121
Willis-Knighton Medical Center, Series 2018, 4.81%, 09/01/48 (Call 03/01/48)	34	34,138

		18,783,079
Holding Companies - Diversified — 0.2%
Apollo Investment Corp., 5.25%, 03/03/25	25	24,137
Ares Capital Corp.
3.63%, 01/19/22 (Call 12/19/21)	215	210,143
3.88%, 01/15/20 (Call 12/15/19)	25	25,081
4.25%, 03/01/25 (Call 01/01/25)	65	61,948
Beijing State-Owned Assets Management Hong Kong Co. Ltd., 4.13%, 05/26/25(d)	400	382,808
Compass Group Diversified Holdings LLC, 8.00%, 05/01/26 (Call 05/01/21)(b)	75	76,508
FS Energy & Power Fund, 7.50%, 08/15/23 (Call 05/15/23)(b)	50	50,650
Huarong Finance II Co. Ltd.
2.75%, 06/03/19(d)	200	198,336
3.63%, 11/22/21(d)	200	194,106
4.50%, 01/16/20(d)	200	199,994
4.88%, 11/22/26(d)	200	188,962
5.50%, 01/16/25(d)	400	396,992
Hutchison Whampoa International 11 Ltd., 4.63%, 01/13/22(b)	300	307,296
Hutchison Whampoa International 12 II Ltd., 3.25%, 11/08/22(b)	200	195,652
ICD Sukuk Co. Ltd., 5.00%, 02/01/27(d)	200	197,200
IPIC GMTN Ltd., 5.50%, 03/01/22(b)	200	210,576
KOC Holding AS, 5.25%, 03/15/23 (Call 12/15/22)(d)	200	188,156
MDC-GMTN BV
2.75%, 05/11/23(d)	200	189,756
3.00%, 04/19/24(d)	200	188,990
Rongshi International Finance Ltd., 3.63%,05/04/27(d)	400	375,112
Spectrum Brands Holdings Inc., 7.75%, 01/15/22 (Call 01/15/19)	150	153,597

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued)	iShares® Core Total USD Bond Market ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Holding Companies - Diversified (continued)
State Elite Global Ltd.
2.75%, 06/13/22(d)	$200	$192,264
3.13%, 01/20/20(d)	200	198,410
Swire Pacific MTN Financing Ltd., 3.00%, 07/05/24(d)	600	565,656
Temasek Financial I Ltd., 2.38%, 01/23/23(b)	250	239,058

		5,211,388
Home Builders — 0.1%
Ashton Woods USA LLC/Ashton Woods Finance Co., 6.75%, 08/01/25 (Call 08/01/20)(b)	35	32,465
Beazer Homes USA Inc.
5.88%, 10/15/27 (Call 10/15/22)	50	40,376
6.75%, 03/15/25 (Call 03/15/20)	12	10,561
8.75%, 03/15/22 (Call 03/15/19)	60	60,719
Brookfield Residential Properties Inc., 6.50%, 12/15/20 (Call 12/15/18)(b)	25	24,997
Brookfield Residential Properties Inc./Brookfield Residential U.S. Corp., 6.13%, 07/01/22 (Call 07/01/19)(b)	50	48,750
Century Communities Inc.
5.88%, 07/15/25 (Call 07/15/20)	55	49,778
6.88%, 05/15/22 (Call 05/15/19)	100	99,886
DR Horton Inc.
2.55%, 12/01/20	165	161,043
4.00%, 02/15/20	62	62,197
5.75%, 08/15/23 (Call 05/15/23)	30	31,654
K Hovnanian Enterprises Inc.
10.00%, 07/15/22 (Call 07/15/19)(b)	50	48,147
10.50%, 07/15/24 (Call 07/15/20)(b)	50	45,768
KB Home
7.00%, 12/15/21 (Call 09/15/21)	50	52,091
7.63%, 05/15/23 (Call 11/15/22)	50	52,725
8.00%, 03/15/20	25	26,200
Lennar Corp.
2.95%, 11/29/20 (Call 09/29/20)	50	48,650
4.13%, 12/01/18	61	61,000
4.13%, 01/15/22 (Call 10/15/21)	85	83,061
4.50%, 11/15/19 (Call 08/15/19)	25	25,125
4.50%, 04/30/24 (Call 01/30/24)	50	47,524
4.75%, 05/30/25 (Call 02/28/25)	50	47,629
4.75%, 11/29/27 (Call 05/29/27)	75	70,125
4.88%, 12/15/23 (Call 09/15/23)	100	97,875
5.00%, 06/15/27 (Call 12/15/26)	25	23,569
5.25%, 06/01/26 (Call 12/01/25)	105	100,408
5.88%, 11/15/24 (Call 05/15/24)	75	75,464
8.38%, 01/15/21	50	53,625
LGI Homes Inc., 6.88%, 07/15/26 (Call 07/15/21)(b)	50	47,455
M/I Homes Inc., 6.75%, 01/15/21 (Call 01/15/19)	50	50,273
Mattamy Group Corp.
6.50%, 10/01/25 (Call 10/01/20)(b)	25	23,507
6.88%, 12/15/23 (Call 12/15/19)(b)	100	97,369
MDC Holdings Inc.
5.50%, 01/15/24 (Call 10/15/23)	100	97,795
6.00%, 01/15/43 (Call 10/15/42)	25	20,011
Meritage Homes Corp.
5.13%, 06/06/27 (Call 12/06/26)	25	22,044
6.00%, 06/01/25 (Call 03/01/25)	25	24,334
New Home Co. Inc. (The), 7.25%, 04/01/22 (Call 10/01/19)	25	24,722

Security	Par (000)	Value

Home Builders (continued)
PulteGroup Inc.
4.25%, 03/01/21 (Call 02/01/21)	$50	$49,868
5.00%, 01/15/27 (Call 10/15/26)	100	92,778
5.50%, 03/01/26 (Call 12/01/25)	150	147,004
6.38%, 05/15/33	50	46,712
Shea Homes LP/Shea Homes Funding Corp., 5.88%, 04/01/23 (Call 04/01/19)(b)	45	42,543
Taylor Morrison Communities Inc., 6.63%, 05/15/22 (Call 05/15/19)	50	50,280
Taylor Morrison Communities Inc./Taylor Morrison Holdings II Inc.
5.25%, 04/15/21 (Call 04/15/19)(b)	25	24,941
5.63%, 03/01/24 (Call 12/01/23)(b)	25	24,343
Toll Brothers Finance Corp.
4.35%, 02/15/28 (Call 11/15/27)	50	44,108
4.38%, 04/15/23 (Call 01/15/23)(c)	35	33,614
4.88%, 03/15/27 (Call 12/15/26)	100	92,283
5.88%, 02/15/22 (Call 11/15/21)	50	51,308
TRI Pointe Group Inc., 5.25%, 06/01/27 (Call 12/01/26)	25	21,319
TRI Pointe Group Inc./TRI Pointe Homes Inc.
4.38%, 06/15/19	125	125,020
5.88%, 06/15/24	95	88,795
William Lyon Homes Inc.
5.88%, 01/31/25 (Call 01/31/20)	64	56,378
6.00%, 09/01/23 (Call 09/01/20)	45	41,126
Williams Scotsman International Inc.
6.88%, 08/15/23 (Call 08/15/20)(b)	15	14,925
7.88%, 12/15/22 (Call 12/15/19)(b)	25	25,698

		3,061,965
Home Furnishings — 0.0%
Leggett & Platt Inc., 3.50%, 11/15/27 (Call 08/15/27)	115	106,145
Tempur Sealy International Inc.
5.50%, 06/15/26 (Call 06/15/21)	50	45,943
5.63%, 10/15/23 (Call 10/15/19)	100	97,673
Whirlpool Corp., 4.50%, 06/01/46 (Call 12/01/45)	100	84,214

		333,975
Household Products & Wares — 0.1%
ACCO Brands Corp., 5.25%, 12/15/24 (Call 12/15/19)(b)	80	74,820
Church & Dwight Co. Inc.
2.45%, 12/15/19 (Call 11/15/19)	56	55,501
3.15%, 08/01/27 (Call 05/01/27)	125	115,398
Clorox Co. (The)
3.10%, 10/01/27 (Call 07/01/27)	100	92,702
3.90%, 05/15/28 (Call 02/15/28)	60	59,038
Kimberly-Clark Corp.
2.65%, 03/01/25	225	210,415
3.05%, 08/15/25	200	190,884
3.20%, 07/30/46 (Call 01/30/46)	40	32,704
3.95%, 11/01/28 (Call 08/01/28)	135	135,186
6.63%, 08/01/37	25	31,779
Kronos Acquisition Holdings Inc., 9.00%, 08/15/23 (Call 08/15/19)(b)	100	87,768
Prestige Brands Inc.
5.38%, 12/15/21 (Call 12/15/18)(b)	50	49,404
6.38%, 03/01/24 (Call 03/01/19)(b)(c)	50	49,430

40	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® Core Total USD Bond Market ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Household Products & Wares (continued)
Spectrum Brands Inc.
5.75%, 07/15/25 (Call 07/15/20)	$75	$72,908
6.13%, 12/15/24 (Call 12/15/19)	25	24,936
6.63%, 11/15/22 (Call 11/15/18)	50	51,148

		1,334,021
Housewares — 0.1%
American Greetings Corp., 8.75%, 04/15/25 (Call 04/15/21)(b)	25	23,759
Newell Brands Inc.
3.15%, 04/01/21 (Call 03/01/21)	12	11,783
3.85%, 04/01/23 (Call 02/01/23)	190	183,650
4.00%, 12/01/24 (Call 09/01/24)	135	129,177
4.20%, 04/01/26 (Call 01/01/26)	230	211,264
5.50%, 04/01/46 (Call 10/01/45)	324	279,832
Scotts Miracle-Gro Co. (The), 6.00%, 10/15/23 (Call 10/15/19)	100	102,206
Tupperware Brands Corp., 4.75%, 06/01/21 (Call 03/01/21)	85	86,497

		1,028,168
Insurance — 1.0%
Acrisure LLC/Acrisure Finance Inc., 7.00%, 11/15/25 (Call 11/15/20)(b)	95	85,040
Aflac Inc.
2.40%, 03/16/20	75	74,245
3.63%, 06/15/23	25	24,915
3.63%, 11/15/24	300	295,992
4.00%, 10/15/46 (Call 04/15/46)	75	66,309
AIA Group Ltd., 3.90%, 04/06/28 (Call 01/06/28)(b)	250	242,822
Alliant Holdings Intermediate LLC/Alliant Holdings
Co-Issuer, 8.25%, 08/01/23 (Call 08/01/19)(b)	50	51,650
Allied World Assurance Co. Holdings Ltd., 4.35%, 10/29/25 (Call 07/29/25)	50	48,179
Allstate Corp. (The)
4.20%, 12/15/46 (Call 06/15/46)	125	117,794
4.50%, 06/15/43	180	178,081
5.55%, 05/09/35	32	35,817
American Equity Investment Life Holding Co., 5.00%, 06/15/27 (Call 03/15/27)	75	72,265
American Financial Group Inc./OH, 4.50%, 06/15/47 (Call 12/15/46)	60	53,377
American International Group Inc.
3.30%, 03/01/21 (Call 02/01/21)	260	257,639
3.75%, 07/10/25 (Call 04/10/25)	225	215,559
3.88%, 01/15/35 (Call 07/15/34)	119	102,930
3.90%, 04/01/26 (Call 01/01/26)	500	478,335
4.13%, 02/15/24	240	238,829
4.38%, 01/15/55 (Call 07/15/54)	155	129,467
4.50%, 07/16/44 (Call 01/16/44)	300	266,382
4.70%, 07/10/35 (Call 01/10/35)	50	47,405
4.80%, 07/10/45 (Call 01/10/45)	125	116,584
4.88%, 06/01/22	450	462,933
6.25%, 05/01/36	100	109,755
AmWINS Group Inc., 7.75%, 07/01/26 (Call 07/01/21)(b)	50	51,305
Aon Corp., 5.00%, 09/30/20	200	205,650
Aon PLC
3.50%, 06/14/24 (Call 03/01/24)	55	53,466
3.88%, 12/15/25 (Call 09/15/25)	70	68,558
4.60%, 06/14/44 (Call 03/14/44)	75	70,534
4.75%, 05/15/45 (Call 11/15/44)	200	192,334

Security	Par (000)	Value

Insurance (continued)
Arch Capital Group U.S. Inc., 5.14%, 11/01/43	$90	$92,518
Assured Guaranty U.S. Holdings Inc., 5.00%, 07/01/24(c)	25	26,095
AssuredPartners Inc., 7.00%, 08/15/25 (Call 08/15/20)(b)	80	78,628
Athene Global Funding, 3.00%, 07/01/22(b)	115	111,181
Athene Holding Ltd., 4.13%, 01/12/28 (Call 10/12/27)	40	36,587
AXA Equitable Holdings Inc., 3.90%, 04/20/23 (Call 03/20/23)(b)	35	34,611
AXA SA, 8.60%, 12/15/30	125	158,541
AXIS Specialty Finance PLC, 4.00%, 12/06/27 (Call 09/06/27)	350	327,533
Berkshire Hathaway Finance Corp.
2.90%, 10/15/20	40	39,858
3.00%, 05/15/22	175	173,017
4.25%, 01/15/21	155	158,861
4.40%, 05/15/42	125	123,361
5.75%, 01/15/40	100	115,621
Berkshire Hathaway Inc.
2.20%, 03/15/21 (Call 02/15/21)	102	99,892
2.75%, 03/15/23 (Call 01/15/23)	452	438,698
3.13%, 03/15/26 (Call 12/15/25)	510	485,137
3.75%, 08/15/21(c)	215	219,298
4.50%, 02/11/43	265	265,763
Brighthouse Financial Inc.
3.70%, 06/22/27 (Call 03/22/27)	100	86,099
4.70%, 06/22/47 (Call 12/22/46)	325	250,887
Chubb INA Holdings Inc.
2.88%, 11/03/22 (Call 09/03/22)	25	24,398
3.15%, 03/15/25	75	72,009
3.35%, 05/15/24	100	98,143
3.35%, 05/03/26 (Call 02/03/26)	125	120,191
4.35%, 11/03/45 (Call 05/03/45)	110	108,275
CNA Financial Corp.
3.45%, 08/15/27 (Call 05/10/27)	75	68,742
3.95%, 05/15/24 (Call 02/15/24)	25	24,651
4.50%, 03/01/26 (Call 12/01/25)	75	74,985
5.88%, 08/15/20	75	78,003
CNO Financial Group Inc., 5.25%, 05/30/25 (Call 02/28/25)	50	50,465
Enstar Group Ltd., 4.50%, 03/10/22 (Call 02/10/22)	150	149,824
Fairfax Financial Holdings Ltd., 4.85%, 04/17/28 (Call 01/17/28)(b)	250	243,405
Farmers Exchange Capital II, 6.15%, 11/01/53 (Call 11/01/33)(a)(b)(f)	250	262,865
Fidelity & Guaranty Life Holdings Inc., 5.50%, 05/01/25 (Call 02/01/25)(b)	60	59,217
Fidelity National Financial Inc., 4.50%, 08/15/28 (Call 05/15/28)(b)	50	48,541
Five Corners Funding Trust, 4.42%, 11/15/23(b)	100	102,136
Fortune Star BVI Ltd., 5.25%, 03/23/22 (Call 03/23/20)(d)	200	180,968
Genworth Holdings Inc.
4.80%, 02/15/24	75	64,872
4.90%, 08/15/23	50	44,126
7.20%, 02/15/21	25	25,426
7.63%, 09/24/21	50	50,927
7.70%, 06/15/20	25	25,690
Great-West Lifeco Finance 2018 LP, 4.58%, 05/17/48 (Call 11/17/47)(b)	50	48,502
Guardian Life Global Funding, 3.40%, 04/25/23(b)	50	49,321
Guardian Life Insurance Co. of America (The), 4.88%, 06/19/64(b)	150	144,525

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued)	iShares® Core Total USD Bond Market ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Insurance (continued)
Hartford Financial Services Group Inc. (The)
5.13%, 04/15/22	$100	$104,387
5.50%, 03/30/20	150	154,282
6.10%, 10/01/41	280	320,314
HUB International Ltd., 7.00%, 05/01/26 (Call 05/01/21)(b)	110	107,442
Jackson National Life Global Funding
2.60%, 12/09/20(b)	100	98,250
3.30%, 06/11/21(b)	250	248,357
3.88%, 06/11/25(b)	250	247,105
Kemper Corp., 4.35%, 02/15/25 (Call 11/15/24)	25	24,411
Liberty Mutual Group Inc.
4.25%, 06/15/23(b)	100	100,404
4.85%, 08/01/44(b)	100	96,641
5.00%, 06/01/21(b)	450	461,740
7.80%, 03/15/37(b)	75	85,717
Lincoln National Corp.
3.63%, 12/12/26 (Call 09/15/26)	25	23,727
3.80%, 03/01/28 (Call 12/01/27)	25	23,734
4.35%, 03/01/48 (Call 09/01/47)	25	22,233
7.00%, 06/15/40	125	153,689
Loews Corp.
2.63%, 05/15/23 (Call 02/15/23)	10	9,560
3.75%, 04/01/26 (Call 01/01/26)	25	24,531
4.13%, 05/15/43 (Call 11/15/42)	75	67,672
Manulife Financial Corp.
4.06%, 02/24/32 (Call 02/24/27)(a)(f)	150	139,860
4.15%, 03/04/26	145	143,601
4.90%, 09/17/20	195	199,822
5.38%, 03/04/46	175	186,475
Markel Corp.
3.50%, 11/01/27 (Call 08/01/27)	50	46,106
4.30%, 11/01/47 (Call 05/01/47)	110	96,095
Marsh & McLennan Companies Inc.
2.75%, 01/30/22 (Call 12/30/21)	15	14,569
3.30%, 03/14/23 (Call 01/14/23)	250	244,505
3.50%, 03/10/25 (Call 12/10/24)	100	96,454
3.75%, 03/14/26 (Call 12/14/25)	150	146,103
4.20%, 03/01/48 (Call 09/01/47)	100	90,298
4.35%, 01/30/47 (Call 07/30/46)	25	23,192
5.88%, 08/01/33	25	28,532
Massachusetts Mutual Life Insurance Co., 8.88%, 06/01/39(b)	23	34,138
MassMutual Global Funding II
1.95%, 09/22/20(b)	250	244,152
2.95%, 01/11/25(b)	200	189,676
Mercury General Corp., 4.40%, 03/15/27 (Call 12/15/26)	160	152,515
MetLife Capital Trust IV, 7.88%, 12/15/67 (Call 12/15/32)(b)	150	181,453
MetLife Inc.
3.00%, 03/01/25	150	142,231
3.60%, 04/10/24	100	99,503
3.60%, 11/13/25 (Call 08/13/25)	65	63,512
4.05%, 03/01/45	8	7,151
4.13%, 08/13/42	125	113,259
4.60%, 05/13/46 (Call 12/13/45)	184	178,866
4.72%, 12/15/44	200	198,286
4.75%, 02/08/21	178	183,141
5.70%, 06/15/35	50	55,516
5.88%, 02/06/41	100	113,811
6.40%, 12/15/36 (Call 12/15/31)	140	145,428

Security	Par (000)	Value

Insurance (continued)
6.50%, 12/15/32	$65	$79,094
9.25%, 04/08/38 (Call 04/08/33)(b)	150	198,612
Series D, 4.37%, 09/15/23	105	108,229
Series N, 3.05%, 12/15/22	215	209,818
Metropolitan Life Global Funding I
2.40%, 01/08/21(b)	500	489,490
3.45%, 12/18/26(b)	200	192,540
MGIC Investment Corp., 5.75%, 08/15/23	50	51,273
Nationwide Mutual Insurance Co., 9.38%, 08/15/39(b)	50	75,410
New York Life Global Funding
2.00%, 04/13/21(b)	50	48,438
2.35%, 07/14/26(b)	100	89,890
3.00%, 01/10/28(b)	150	139,111
3.25%, 08/06/21(b)	70	69,784
New York Life Insurance Co.
5.88%, 05/15/33(b)	25	29,241
6.75%, 11/15/39(b)	90	116,164
Nippon Life Insurance Co., 5.00%, 10/18/42 (Call 10/18/22)(a)(b)(f)	200	202,484
Northwestern Mutual Life Insurance Co. (The)
3.85%, 09/30/47 (Call 03/30/47)(b)	30	26,616
6.06%, 03/30/40(b)	100	119,359
Nuveen Finance LLC, 4.13%, 11/01/24(b)	175	174,979
Old Republic International Corp., 3.88%, 08/26/26 (Call 07/26/26)	7	6,649
Pacific Life Insurance Co., 4.30%, 10/24/67 (Call 10/24/47)(a)(b)(f)	100	87,588
Pacific LifeCorp, 5.13%, 01/30/43(b)	50	50,593
Pricoa Global Funding I, 3.45%, 09/01/23(b)	150	148,494
Primerica Inc., 4.75%, 07/15/22	10	10,271
Principal Financial Group Inc., 4.70%, 05/15/55 (Call 05/15/20)(a)(f)	225	222,295
Principal Life Global Funding II, 3.00%, 04/18/26(b)	60	55,477
Progressive Corp. (The)
2.45%, 01/15/27	90	80,709
3.70%, 01/26/45	100	87,649
4.13%, 04/15/47 (Call 10/15/46)	250	234,957
6.63%, 03/01/29	55	65,126
Protective Life Global Funding, 2.00%, 09/14/21(b)	250	239,312
Prudential Financial Inc.
3.50%, 05/15/24	25	24,807
3.88%, 03/27/28 (Call 12/27/27)	50	49,169
3.91%, 12/07/47 (Call 06/07/47)	100	86,776
3.94%, 12/07/49 (Call 06/07/49)	45	38,844
4.50%, 11/16/21	95	97,596
4.50%, 09/15/47 (Call 09/15/27)(a)(f)	50	45,447
4.60%, 05/15/44	44	42,710
5.20%, 03/15/44 (Call 03/15/24)(a)(f)	100	97,752
5.38%, 06/21/20	375	387,064
5.38%, 05/15/45 (Call 05/15/25)(a)(f)	260	253,638
5.63%, 06/15/43 (Call 06/15/23)(a)(f)	175	178,012
5.70%, 12/14/36	225	248,458
5.88%, 09/15/42 (Call 09/15/22)(a)(f)	25	26,023
Radian Group Inc.
4.50%, 10/01/24 (Call 07/01/24)	125	120,230
5.25%, 06/15/20	15	15,234
Reliance Standard Life Global Funding II, 3.85%, 09/19/23(b)	300	297,639
RenaissanceRe Finance Inc., 3.45%, 07/01/27 (Call 04/01/27)	25	23,332

42	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® Core Total USD Bond Market ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Insurance (continued)
Sunshine Life Insurance Corp. Ltd., 3.15%, 04/20/21(d)	$200	$191,420
Swiss Re Treasury U.S. Corp., 4.25%, 12/06/42(b)	125	116,655
Teachers Insurance & Annuity Association of America
4.27%, 05/15/47 (Call 11/15/46)(b)	25	23,474
6.85%, 12/16/39(b)	115	146,636
Torchmark Corp., 4.55%, 09/15/28 (Call 06/15/28)	50	49,779
Travelers Companies Inc. (The)
3.75%, 05/15/46 (Call 11/15/45)	75	66,559
4.00%, 05/30/47 (Call 11/30/46)	40	36,959
4.30%, 08/25/45 (Call 02/25/45)	100	96,911
4.60%, 08/01/43	60	60,850
5.35%, 11/01/40	100	111,029
6.25%, 06/15/37	51	61,826
Trinity Acquisition PLC, 3.50%, 09/15/21 (Call 08/15/21)	5	4,939
Unum Group, 5.75%, 08/15/42	25	25,338
USIS Merger Sub Inc., 6.88%, 05/01/25 (Call 05/01/20)(b)	100	98,103
Voya Financial Inc.
3.65%, 06/15/26	100	94,557
4.70%, 01/23/48 (Call 01/23/28)(a)(b)(f)	25	21,636
5.65%, 05/15/53 (Call 05/15/23)(a)(f)	100	98,560
5.70%, 07/15/43	85	90,493
Willis North America Inc., 3.60%, 05/15/24 (Call 03/15/24)	75	72,265
XLIT Ltd., 5.50%, 03/31/45	95	96,894

		23,196,256

Internet — 0.4%
Alibaba Group Holding Ltd.
2.50%, 11/28/19 (Call 10/28/19)	970	964,131
3.60%, 11/28/24 (Call 08/28/24)(c)	400	389,524
4.00%, 12/06/37 (Call 06/06/37)	200	175,904
Alphabet Inc.
2.00%, 08/15/26 (Call 05/15/26)	600	532,494
3.38%, 02/25/24	265	264,284
3.63%, 05/19/21	360	364,363
Amazon.com Inc.
1.90%, 08/21/20	225	220,203
2.40%, 02/22/23 (Call 01/22/23)	135	128,949
2.50%, 11/29/22 (Call 08/29/22)	240	231,262
2.60%, 12/05/19 (Call 11/05/19)	50	49,821
2.80%, 08/22/24 (Call 06/22/24)	125	119,280
3.15%, 08/22/27 (Call 05/22/27)	175	164,584
3.30%, 12/05/21 (Call 10/05/21)	105	105,056
3.80%, 12/05/24 (Call 09/05/24)	90	90,546
3.88%, 08/22/37 (Call 02/22/37)	65	61,133
4.05%, 08/22/47 (Call 02/22/47)	275	256,520
4.25%, 08/22/57 (Call 02/22/57)	120	112,370
4.80%, 12/05/34 (Call 06/05/34)	260	273,385
4.95%, 12/05/44 (Call 06/05/44)	35	37,514
5.20%, 12/03/25 (Call 09/03/25)	430	465,557
Baidu Inc.
3.63%, 07/06/27	200	184,084
3.88%, 09/29/23 (Call 08/29/23)	200	197,256
Booking Holdings Inc.
2.75%, 03/15/23 (Call 02/15/23)	110	105,172
3.55%, 03/15/28 (Call 12/15/27)	50	46,798
Cogent Communications Group Inc., 5.38%, 03/01/22 (Call 12/01/21)(b)	55	55,331
eBay Inc.
2.60%, 07/15/22 (Call 04/15/22)	45	43,189
2.75%, 01/30/23 (Call 12/30/22)	75	71,777
2.88%, 08/01/21 (Call 06/01/21)	125	122,730

Security	Par (000)	Value

Internet (continued)
3.45%, 08/01/24 (Call 05/01/24)	$50	$48,157
3.60%, 06/05/27 (Call 03/05/27)	375	347,096
3.80%, 03/09/22 (Call 02/09/22)	50	50,117
4.00%, 07/15/42 (Call 01/15/42)	75	57,369
Expedia Group Inc.
3.80%, 02/15/28 (Call 11/15/27)	135	122,087
4.50%, 08/15/24 (Call 05/15/24)	25	24,646
5.00%, 02/15/26 (Call 11/15/25)	120	120,354
5.95%, 08/15/20	225	233,620
Match Group Inc., 5.00%, 12/15/27 (Call 12/15/22)(b)	50	47,625
Netflix Inc.
4.38%, 11/15/26(c)	90	82,494
4.88%, 04/15/28(b)	165	151,373
5.50%, 02/15/22	50	51,020
5.75%, 03/01/24	125	127,588
5.88%, 02/15/25	70	71,119
5.88%, 11/15/28(b)	175	171,930
6.38%, 05/15/29(b)	40	40,194
Symantec Corp.
3.95%, 06/15/22 (Call 03/15/22)	75	72,431
4.20%, 09/15/20	75	75,020
5.00%, 04/15/25 (Call 04/15/20)(b)	100	94,910
Tencent Holdings Ltd.
2.88%, 02/11/20(d)	200	198,686
3.60%, 01/19/28 (Call 10/19/27)(d)	200	183,456
3.80%, 02/11/25(d)	200	192,986
3.93%, 01/19/38 (Call 07/19/37)(d)	400	348,360
VeriSign Inc.
4.63%, 05/01/23 (Call 05/01/19)	75	75,003
4.75%, 07/15/27 (Call 07/15/22)	90	84,815
5.25%, 04/01/25 (Call 01/01/25)	75	74,843
Zayo Group LLC/Zayo Capital Inc.
5.75%, 01/15/27 (Call 01/15/22)(b)	220	215,646
6.00%, 04/01/23 (Call 04/01/19)	70	71,526
6.38%, 05/15/25 (Call 05/15/20)	100	102,302

		9,369,990

Iron & Steel — 0.2%
ABJA Investment Co. Pte Ltd., 5.95%, 07/31/24(d)	400	395,636
AK Steel Corp.
6.38%, 10/15/25 (Call 10/15/20)	25	22,273
7.00%, 03/15/27 (Call 03/15/22)(c)	50	44,800
7.50%, 07/15/23 (Call 07/15/19)	65	66,002
Allegheny Technologies Inc.
5.95%, 01/15/21 (Call 10/15/20)	50	50,236
7.88%, 08/15/23 (Call 05/15/23)	85	89,606
ArcelorMittal
5.13%, 06/01/20	50	51,114
5.25%, 08/05/20	100	102,426
5.50%, 03/01/21	75	77,567
6.13%, 06/01/25	40	42,767
6.25%, 02/25/22	150	159,567
Baffinland Iron Mines Corp./Baffinland Iron Mines LP, 8.75%, 07/15/26 (Call 07/15/21)(b)	75	75,595
Big River Steel LLC/BRS Finance Corp., 7.25%, 09/01/25 (Call 09/01/20)(b)	85	88,665
Cleveland-Cliffs Inc.
4.88%, 01/15/24 (Call 01/15/21)(b)	50	48,004
5.75%, 03/01/25 (Call 03/01/20)	150	141,780
6.25%, 10/01/40	25	20,526

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued)	iShares® Core Total USD Bond Market ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Iron & Steel (continued)
Commercial Metals Co.
5.38%, 07/15/27 (Call 06/15/22)	$50	$46,313
5.75%, 04/15/26 (Call 04/15/21)(b)	70	67,204
CSN Resources SA, 6.50%, 07/21/20(d)	100	97,310
Evraz Group SA, 6.75%, 01/31/22(d)	200	205,950
Gerdau Holdings Inc., 7.00%, 01/20/20(d)	250	259,217
GTL Trade Finance Inc./Gerdau Holdings Inc., 5.89%, 04/29/24 (Call 01/29/24)(d)	150	152,941
Novolipetsk Steel via Steel Funding DAC, 4.00%, 09/21/24(d)	400	369,572
Nucor Corp.
4.00%, 08/01/23 (Call 05/01/23)	160	161,640
6.40%, 12/01/37	35	41,517
Severstal OAO Via Steel Capital SA, 5.90%, 10/17/22(d)	200	204,208
Steel Dynamics Inc.
4.13%, 09/15/25 (Call 09/15/20)	100	93,560
5.00%, 12/15/26 (Call 12/15/21)	50	48,891
5.25%, 04/15/23 (Call 04/15/19)	100	100,188
U.S. Steel Corp.
6.25%, 03/15/26 (Call 03/15/21)	60	56,507
6.88%, 08/15/25 (Call 08/15/20)	100	98,004
7.38%, 04/01/20	37	38,399
Vale Overseas Ltd.
4.38%, 01/11/22	143	143,818
6.25%, 08/10/26	50	53,421
6.88%, 11/21/36	225	248,920
6.88%, 11/10/39	150	168,042
8.25%, 01/17/34	125	153,829

		4,286,015

Leisure Time — 0.1%
24 Hour Fitness Worldwide Inc., 8.00%, 06/01/22 (Call 06/01/19)(b)(c)	50	49,177
Carnival Corp., 3.95%, 10/15/20	290	293,347
Constellation Merger Sub Inc., 8.50%, 09/15/25 (Call 09/15/20)(b)	50	48,078
Harley-Davidson Inc., 3.50%, 07/28/25 (Call 04/28/25)	50	47,548
NCL Corp. Ltd., 4.75%, 12/15/21 (Call 12/15/18)(b)	40	40,119
Royal Caribbean Cruises Ltd.
2.65%, 11/28/20	6	5,893
3.70%, 03/15/28 (Call 12/15/27)	225	206,336
5.25%, 11/15/22	150	156,504
Sabre GLBL Inc.
5.25%, 11/15/23 (Call 11/15/18)(b)	50	49,570
5.38%, 04/15/23 (Call 04/15/19)(b)	50	50,098
Silversea Cruise Finance Ltd., 7.25%, 02/01/25 (Call 02/01/20)(b)	50	53,860
Viking Cruises Ltd., 5.88%, 09/15/27 (Call 09/15/22)(b)	100	95,059
VOC Escrow Ltd., 5.00%, 02/15/28 (Call 02/15/23)(b)	100	93,988

		1,189,577

Lodging — 0.2%
Boyd Gaming Corp.
6.00%, 08/15/26 (Call 08/15/21)	65	63,079
6.38%, 04/01/26 (Call 04/01/21)	75	74,430
6.88%, 05/15/23 (Call 05/15/19)	50	51,952
Choice Hotels International Inc., 5.75%, 07/01/22	50	52,435
Diamond Resorts International Inc.
7.75%, 09/01/23 (Call 09/01/19)(b)(c)	100	102,354
10.75%, 09/01/24 (Call 09/01/19)(b)(c)	50	49,145
Gohl Capital Ltd., 4.25%, 01/24/27(d)	800	749,888

Security	Par (000)	Value

Lodging (continued)
Hilton Domestic Operating Co. Inc.
4.25%, 09/01/24 (Call 09/01/19)	$75	$71,967
5.13%, 05/01/26 (Call 05/01/21)(b)	75	73,309
Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower Inc., 6.13%, 12/01/24 (Call 12/01/21)	55	55,554
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.
4.63%, 04/01/25 (Call 04/01/20)	145	140,466
4.88%, 04/01/27 (Call 04/01/22)	50	47,780
Hyatt Hotels Corp.
3.38%, 07/15/23 (Call 04/15/23)	25	24,323
4.38%, 09/15/28 (Call 06/15/28)	335	323,265
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp.
6.75%, 11/15/21 (Call 11/15/18)(b)	50	51,307
10.25%, 11/15/22 (Call 11/15/19)(b)	50	54,632
Marriott International Inc./MD
2.30%, 01/15/22 (Call 12/15/21)	20	19,151
3.75%, 10/01/25 (Call 07/01/25)	25	24,157
Series R, 3.13%, 06/15/26 (Call 03/15/26)	115	105,864
Series X, 4.00%, 04/15/28 (Call 01/15/28)	75	72,304
Marriott Ownership Resorts Inc./ILG LLC, 6.50%, 09/15/26 (Call 09/15/21)(b)	65	65,525
MGM Resorts International
4.63%, 09/01/26 (Call 06/01/26)	100	90,460
5.25%, 03/31/20	50	50,613
5.75%, 06/15/25 (Call 03/15/25)	100	97,501
6.00%, 03/15/23	200	202,834
6.63%, 12/15/21	75	78,503
6.75%, 10/01/20	75	77,924
7.75%, 03/15/22	100	107,350
Sands China Ltd.
4.60%, 08/08/23 (Call 07/08/23)(b)	200	197,326
5.13%, 08/08/25 (Call 06/08/25)(b)	200	196,030
Station Casinos LLC, 5.00%,10/01/25 (Call 10/01/20)(b)	50	46,582
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., 5.88%, 05/15/25 (Call 05/15/20)(b)	16	15,144
Wyndham Destinations Inc.
4.15%, 04/01/24 (Call 02/01/24)	50	48,180
4.25%, 03/01/22 (Call 12/01/21)	145	140,354
4.50%, 04/01/27 (Call 01/01/27)	50	46,381
6.35%, 10/01/25 (Call 07/01/25)(c)	110	109,725
Wyndham Hotels & Resorts Inc., 5.38%, 04/15/26 (Call 04/15/21)(b)	60	58,277
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
4.25%, 05/30/23 (Call 02/28/23)(b)	50	47,596
5.25%, 05/15/27 (Call 02/15/27)(b)	175	158,431
5.50%, 03/01/25 (Call 12/01/24)(b)	225	213,955

		4,256,053

Machinery — 0.3%
ABB Finance USA Inc.
2.88%, 05/08/22	75	73,338
3.38%, 04/03/23 (Call 03/03/23)	100	98,965
3.80%, 04/03/28 (Call 01/03/28)	90	88,966
4.38%, 05/08/42	25	24,354
BlueLine Rental Finance Corp./BlueLine Rental LLC, 9.25%, 03/15/24 (Call 03/15/20)(b)	100	104,625
Briggs & Stratton Corp., 6.88%, 12/15/20	30	31,326

44	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® Core Total USD Bond Market ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Machinery (continued)
Caterpillar Financial Services Corp.
1.70%, 08/09/21	$50	$47,888
1.85%, 09/04/20	53	51,702
2.55%, 11/29/22	75	72,296
2.95%, 05/15/20	100	99,655
3.15%, 09/07/21	35	34,847
3.25%, 12/01/24	140	137,190
3.30%, 06/09/24	15	14,765
3.45%, 05/15/23(c)	100	99,679
Caterpillar Inc.
3.40%, 05/15/24 (Call 02/15/24)	442	438,415
3.80%, 08/15/42	240	218,390
3.90%, 05/27/21	70	70,890
4.75%, 05/15/64 (Call 11/15/63)	120	118,658
5.20%, 05/27/41	25	27,334
6.05%, 08/15/36	30	35,468
Cleaver-Brooks Inc., 7.88%, 03/01/23 (Call 12/15/19)(b)	50	50,452
Cloud Crane LLC, 10.13%, 08/01/24 (Call 08/01/19)(b)	75	81,007
CNH Industrial Capital LLC
3.88%, 10/15/21	75	74,765
4.38%, 11/06/20	190	192,065
4.38%, 04/05/22	145	146,030
4.88%, 04/01/21	115	117,438
CNH Industrial NV
3.85%, 11/15/27 (Call 08/15/27)	30	27,826
4.50%, 08/15/23	145	146,320
Cummins Inc.
3.65%, 10/01/23 (Call 07/01/23)	20	20,149
4.88%, 10/01/43 (Call 04/01/43)	50	52,154
Deere & Co.
2.60%, 06/08/22 (Call 03/08/22)	20	19,448
3.90%, 06/09/42 (Call 12/09/41)	230	217,805
5.38%, 10/16/29	35	39,110
Dover Corp.
3.15%, 11/15/25 (Call 08/15/25)	100	94,392
5.38%, 03/01/41 (Call 12/01/40)	50	53,483
John Deere Capital Corp.
1.95%, 06/22/20	10	9,818
2.15%, 09/08/22	50	47,600
2.35%, 01/08/21	35	34,369
2.55%, 01/08/21	25	24,646
2.65%, 01/06/22	207	202,521
2.65%, 06/10/26	40	36,926
2.70%, 01/06/23	25	24,175
2.80%, 03/04/21	75	74,182
2.80%, 01/27/23	50	48,540
2.80%, 03/06/23	310	300,793
2.80%, 09/08/27	200	183,804
3.13%, 09/10/21	30	29,890
3.15%, 10/15/21	25	24,875
3.35%, 06/12/24	10	9,847
3.45%, 06/07/23	105	104,667
3.45%, 03/13/25	125	123,055
3.90%, 07/12/21	50	50,846
JPW Industries Holding Corp., 9.00%, 10/01/24 (Call 10/01/20)(b)	50	50,900
Manitowoc Co. Inc. (The), 12.75%, 08/15/21 (Call 02/15/19)(b)	25	27,063
Mueller Water Products Inc., 5.50%, 06/15/26 (Call 06/15/21)(b)	15	14,851

Security	Par (000)	Value

Machinery (continued)
Nvent Finance Sarl
3.95%, 04/15/23 (Call 03/15/23)	$100	$98,314
4.55%, 04/15/28 (Call 01/15/28)	50	48,381
Oshkosh Corp., 4.60%, 05/15/28 (Call 02/15/28)	75	73,450
RBS Global Inc./Rexnord LLC, 4.88%, 12/15/25 (Call 12/15/20)(b)	50	46,983
Roper Technologies Inc.
3.00%, 12/15/20 (Call 11/15/20)	100	99,031
3.80%, 12/15/26 (Call 09/15/26)	15	14,426
3.85%, 12/15/25 (Call 09/15/25)	50	48,730
SPX FLOW Inc., 5.88%, 08/15/26 (Call 08/15/21)(b)	25	24,049
Stevens Holding Co. Inc., 6.13%, 10/01/26 (Call 10/01/23)(b)	20	19,909
Terex Corp., 5.63%, 02/01/25 (Call 02/01/20)(b)	100	94,937
Titan Acquisition Ltd./Titan Co-Borrower LLC, 7.75%, 04/15/26 (Call 04/15/21)(b)	50	41,607
Vertiv Group Corp., 9.25%, 10/15/24 (Call 10/15/19)(b)	60	59,703
Vertiv Intermediate Holding Corp. (13.00% PIK), 12.00%, 02/15/22 (Call 02/15/19)(b)(e)	50	49,638
Wabtec Corp.
3.45%, 11/15/26 (Call 08/15/26)	175	158,370
4.15%, 03/15/24 (Call 02/15/24)	55	53,639
4.70%, 09/15/28 (Call 06/15/28)	50	48,340
Xylem Inc./NY, 3.25%, 11/01/26 (Call 08/01/26)	45	41,833

		5,665,903
Manufacturing — 0.3%
3M Co.
1.63%, 09/19/21 (Call 08/19/21)	30	28,688
2.00%, 06/26/22	245	233,803
2.25%, 03/15/23 (Call 02/15/23)	100	95,707
3.00%, 09/14/21 (Call 08/14/21)	65	64,780
3.63%, 09/14/28 (Call 06/14/28)	100	98,619
3.63%, 10/15/47 (Call 04/15/47)	105	93,168
3.88%, 06/15/44	125	116,512
5.70%, 03/15/37	25	29,125
Amsted Industries Inc.
5.00%, 03/15/22 (Call 03/15/19)(b)	50	49,188
5.38%, 09/15/24 (Call 09/15/19)(b)	24	23,156
Carlisle Companies Inc.
3.50%, 12/01/24 (Call 10/01/24)	5	4,782
3.75%, 11/15/22 (Call 08/15/22)	50	49,313
CTP Transportation Products LLC/CTP Finance Inc., 8.25%, 12/15/19 (Call 12/15/18)(b)	27	26,943
Eaton Corp.
2.75%, 11/02/22	225	217,343
3.10%, 09/15/27 (Call 06/15/27)	50	46,065
4.00%, 11/02/32	105	101,498
4.15%, 11/02/42	300	277,095
FXI Holdings Inc., 7.88%, 11/01/24 (Call 11/01/20)(b)	30	27,996
Gates Global LLC/Gates Global Co., 6.00%, 07/15/22 (Call 07/15/19)(b)	36	35,813
General Electric Co.
2.70%, 10/09/22	750	708,802
3.10%, 01/09/23	35	33,542
3.15%, 09/07/22	25	24,133
3.38%, 03/11/24	75	71,439
3.45%, 05/15/24 (Call 02/13/24)	101	96,426
4.13%, 10/09/42	205	167,081
4.38%, 09/16/20	25	25,313
4.50%, 03/11/44	300	259,185

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued)	iShares® Core Total USD Bond Market ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Manufacturing (continued)
4.63%, 01/07/21	$50	$50,823
4.65%, 10/17/21	185	188,241
5.50%, 01/08/20	75	76,685
5.55%, 05/04/20	201	206,339
5.88%, 01/14/38	530	537,256
6.15%, 08/07/37	25	26,050
6.88%, 01/10/39	170	193,086
Series A, 6.75%, 03/15/32	216	244,657
Hexcel Corp., 4.70%, 08/15/25 (Call 05/15/25)	5	5,085
Illinois Tool Works Inc.
2.65%, 11/15/26 (Call 08/15/26)	85	77,712
3.50%, 03/01/24 (Call 12/01/23)	21	20,947
3.90%, 09/01/42 (Call 03/01/42)	314	296,159
4.88%, 09/15/41 (Call 03/15/41)	10	10,634
Ingersoll-Rand Global Holding Co. Ltd.
2.90%, 02/21/21	100	98,595
3.75%, 08/21/28 (Call 05/21/28)	148	142,101
4.25%, 06/15/23	100	101,814
5.75%, 06/15/43	50	55,400
Koppers Inc., 6.00%, 02/15/25 (Call 02/15/20)(b)	75	72,012
LSB Industries Inc., 9.63%, 05/01/23 (Call 05/01/20)(b)(c)	25	25,936
Pall Corp., 5.00%, 06/15/20	100	102,572
Parker-Hannifin Corp.
3.25%, 03/01/27 (Call 12/01/26)	75	70,893
3.50%, 09/15/22	5	4,983
4.45%, 11/21/44 (Call 05/21/44)	80	78,848
Siemens Financieringsmaatschappij NV
2.90%, 05/27/22(b)	250	244,157
3.25%, 05/27/25(b)	250	240,615
3.30%, 09/15/46(b)	250	206,545
4.20%, 03/16/47(b)	260	250,216
Techniplas LLC, 10.00%, 05/01/20 (Call 05/01/19)(b)	15	14,107
Textron Inc., 3.38%, 03/01/28 (Call 12/01/27)	50	45,541
Trinity Industries Inc., 4.55%, 10/01/24 (Call 07/01/24)	200	189,512

		6,883,036

Media — 1.3%
21st Century Fox America Inc.
3.00%, 09/15/22	100	97,538
3.38%, 11/15/26 (Call 08/15/26)	105	101,164
3.70%, 10/15/25 (Call 07/15/25)	175	172,835
4.00%, 10/01/23	125	126,102
4.50%, 02/15/21	65	66,299
4.75%, 09/15/44 (Call 03/15/44)	100	104,093
4.75%, 11/15/46 (Call 05/15/46)	100	104,137
4.95%, 10/15/45 (Call 04/15/45)	75	80,400
5.40%, 10/01/43	50	56,318
5.65%, 08/15/20	3	3,116
6.15%, 03/01/37	175	209,736
6.15%, 02/15/41	265	321,933
6.20%, 12/15/34	100	119,269
6.55%, 03/15/33	90	110,385
6.65%, 11/15/37	40	50,701
7.75%, 12/01/45	85	122,213
Altice Financing SA
6.63%, 02/15/23 (Call 02/15/19)(b)	200	197,840
7.50%, 05/15/26 (Call 05/15/21)(b)	200	189,086
Altice France SA/France
7.38%, 05/01/26 (Call 05/01/21)(b)	400	383,228
8.13%, 02/01/27 (Call 02/01/22)(b)	200	198,370

Security	Par (000)	Value

Media (continued)
Altice Luxembourg SA
7.63%, 02/15/25 (Call 02/15/20)(b)(c)	$200	$170,288
7.75%, 05/15/22 (Call 05/15/19)(b)(c)	200	186,142
Altice U.S. Finance I Corp.
5.38%, 07/15/23 (Call 07/15/19)(b)	200	199,894
5.50%, 05/15/26 (Call 05/15/22)(b)	200	194,794
AMC Networks Inc.
4.75%, 12/15/22 (Call 12/15/18)	50	49,279
4.75%, 08/01/25 (Call 08/01/21)	155	144,201
5.00%, 04/01/24 (Call 04/01/20)	75	71,720
Block Communications Inc., 6.88%, 02/15/25 (Call 02/15/20)(b)	46	46,677
Cablevision Systems Corp.
5.88%, 09/15/22(c)	29	29,150
8.00%, 04/15/20	50	52,312
CBS Corp.
2.50%, 02/15/23 (Call 01/15/23)	275	258,582
2.90%, 06/01/23 (Call 05/01/23)(b)	250	237,175
2.90%, 01/15/27 (Call 10/15/26)	275	241,733
3.38%, 03/01/22 (Call 12/01/21)	250	246,092
3.38%, 02/15/28 (Call 12/15/27)	79	71,140
3.50%, 01/15/25 (Call 10/15/24)	175	165,630
3.70%, 06/01/28 (Call 03/01/28)(b)	125	115,297
4.00%, 01/15/26 (Call 10/15/25)	105	101,356
4.85%, 07/01/42 (Call 01/01/42)	99	91,891
4.90%, 08/15/44 (Call 02/15/44)	150	139,056
7.88%, 07/30/30	50	61,663
CBS Radio Inc., 7.25%, 11/01/24 (Call 11/01/19)(b)(c)	100	94,503
CCO Holdings LLC/CCO Holdings Capital Corp.
4.00%, 03/01/23 (Call 11/01/19)(b)	75	71,385
5.00%, 02/01/28 (Call 08/01/22)(b)	250	232,960
5.13%, 02/15/23 (Call 02/15/19)	80	79,502
5.13%, 05/01/23 (Call 05/01/19)(b)	75	74,633
5.13%, 05/01/27 (Call 05/01/22)(b)	250	235,472
5.25%, 09/30/22 (Call 09/30/19)	75	75,554
5.38%, 05/01/25 (Call 05/01/20)(b)	50	49,083
5.50%, 05/01/26 (Call 05/01/21)(b)	125	121,792
5.75%, 09/01/23 (Call 03/01/19)	100	100,821
5.75%, 01/15/24 (Call 07/15/19)	125	126,210
5.75%, 02/15/26 (Call 02/15/21)(b)	300	297,261
5.88%, 04/01/24 (Call 04/01/19)(b)	75	75,691
5.88%, 05/01/27 (Call 05/01/21)(b)	190	186,776
Cengage Learning Inc., 9.50%, 06/15/24 (Call 06/15/19)(b)(c)	75	65,006
Cequel Communications Holdings I LLC/Cequel Capital Corp., 5.13%, 12/15/21 (Call 06/15/19)(b)	200	198,996
Charter Communications Operating LLC/Charter Communications Operating Capital
3.58%, 07/23/20 (Call 06/23/20)	240	239,669
3.75%, 02/15/28 (Call 11/15/27)	31	28,117
4.20%, 03/15/28 (Call 12/15/27)	304	285,356
4.46%, 07/23/22 (Call 05/23/22)	220	222,702
4.91%, 07/23/25 (Call 04/23/25)	575	577,932
5.38%, 04/01/38 (Call 10/01/37)	100	92,468
5.38%, 05/01/47 (Call 11/01/46)	70	63,048
6.38%, 10/23/35 (Call 04/23/35)	275	283,844
6.48%, 10/23/45 (Call 04/23/45)	405	413,756
6.83%, 10/23/55 (Call 04/23/55)	100	103,444

46	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® Core Total USD Bond Market ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Media (continued)
Clear Channel Worldwide Holdings Inc.
Series B, 6.50%, 11/15/22 (Call 11/15/18)	$100	$101,597
Series B, 7.63%, 03/15/20 (Call 12/03/18)	75	75,029
Comcast Corp.
1.63%, 01/15/22 (Call 12/15/21)	50	47,172
2.35%, 01/15/27 (Call 10/15/26)	255	222,895
2.75%, 03/01/23 (Call 02/01/23)	25	24,087
2.85%, 01/15/23	125	121,024
3.00%, 02/01/24 (Call 01/01/24)	75	72,254
3.13%, 07/15/22	53	52,189
3.15%, 03/01/26 (Call 12/01/25)	125	117,047
3.15%, 02/15/28 (Call 11/15/27)	94	86,270
3.20%, 07/15/36 (Call 01/15/36)	35	28,646
3.30%, 02/01/27 (Call 11/01/26)	25	23,389
3.38%, 02/15/25 (Call 11/15/24)	150	145,117
3.38%, 08/15/25 (Call 05/15/25)	225	216,247
3.40%, 07/15/46 (Call 01/15/46)	120	95,132
3.45%, 10/01/21	30	30,014
3.55%, 05/01/28 (Call 02/01/28)	30	28,331
3.60%, 03/01/24	168	166,360
3.70%, 04/15/24 (Call 03/15/24)	75	74,722
3.90%, 03/01/38 (Call 09/01/37)	15	13,380
3.97%, 11/01/47 (Call 05/01/47)	154	133,553
4.00%, 08/15/47 (Call 02/15/47)	40	34,786
4.00%, 03/01/48 (Call 09/01/47)	50	43,676
4.00%, 11/01/49 (Call 05/01/49)	370	318,611
4.05%, 11/01/52 (Call 05/01/52)	55	46,873
4.15%, 10/15/28 (Call 07/15/28)	255	252,891
4.20%, 08/15/34 (Call 02/15/34)	140	131,454
4.25%, 01/15/33	345	332,221
4.40%, 08/15/35 (Call 02/25/35)	250	238,387
4.50%, 01/15/43	135	126,691
4.60%, 10/15/38 (Call 04/15/38)	100	97,655
4.60%, 08/15/45 (Call 02/15/45)	175	167,030
4.65%, 07/15/42	55	52,373
4.70%, 10/15/48 (Call 04/15/48)	400	388,472
4.75%, 03/01/44	175	170,732
5.15%, 03/01/20	200	205,012
6.45%, 03/15/37	1	1,165
6.50%, 11/15/35	162	191,131
6.95%, 08/15/37	50	61,362
Cox Communications Inc.
3.25%, 12/15/22(b)	250	242,372
3.35%, 09/15/26 (Call 06/15/26)(b)	115	105,830
3.50%, 08/15/27 (Call 05/15/27)(b)	25	22,989
4.60%, 08/15/47 (Call 02/15/47)(b)	250	222,895
4.70%, 12/15/42(b)	100	85,135
CSC Holdings LLC
5.25%, 06/01/24	100	96,480
5.38%, 02/01/28 (Call 02/01/23)(b)	200	188,490
6.75%, 11/15/21	125	130,809
10.13%, 01/15/23 (Call 01/15/19)(b)	200	217,290
10.88%, 10/15/25 (Call 10/15/20)(b)	350	403,830
Discovery Communications LLC
2.80%, 06/15/20 (Call 05/15/20)(b)	55	54,339
2.95%, 03/20/23 (Call 02/20/23)	40	38,008
3.30%, 05/15/22	150	146,328
3.90%, 11/15/24 (Call 08/15/24)(b)	30	29,185
3.95%, 06/15/25 (Call 05/15/25)(b)	10	9,642
3.95%, 03/20/28 (Call 12/20/27)	208	193,532

Security	Par (000)	Value

Media (continued)
4.88%, 04/01/43	$150	$132,967
4.90%, 03/11/26 (Call 12/11/25)	40	40,457
4.95%, 05/15/42	35	31,535
5.00%, 09/20/37 (Call 03/20/37)	100	93,254
5.20%, 09/20/47 (Call 03/20/47)	124	114,358
DISH DBS Corp.
5.00%, 03/15/23(c)	164	143,602
5.13%, 05/01/20	100	100,158
5.88%, 07/15/22(c)	175	165,389
5.88%, 11/15/24	275	233,670
6.75%, 06/01/21	50	50,516
7.75%, 07/01/26(c)	193	171,066
7.88%, 09/01/19	150	154,263
Gray Television Inc.
5.13%, 10/15/24 (Call 10/15/19)(b)	50	47,645
5.88%, 07/15/26 (Call 07/15/21)(b)	75	72,077
Grupo Televisa SAB
5.00%, 05/13/45 (Call 11/13/44)	200	173,716
6.63%, 03/18/25	310	342,984
6.63%, 01/15/40	25	26,783
Lee Enterprises Inc., 9.50%, 03/15/22 (Call 03/15/19)(b)(c)	25	25,863
Liberty Interactive LLC, 8.25%, 02/01/30	25	26,380
McClatchy Co. (The), 9.00%, 07/15/26 (Call 07/15/22)(b)	50	51,008
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance, 7.88%, 05/15/24 (Call 05/15/19)(b)	50	42,625
Meredith Corp., 6.88%, 02/01/26 (Call 02/01/21)(b)	125	124,970
Midcontinent Communications/Midcontinent Finance Corp., 6.88%, 08/15/23 (Call 08/15/19)(b)	35	36,489
Myriad International Holdings BV, 4.85%, 07/06/27 (Call 04/06/27)(d)	200	193,656
NBCUniversal Media LLC
2.88%, 01/15/23	250	242,355
4.38%, 04/01/21	310	316,482
4.45%, 01/15/43	75	69,827
5.15%, 04/30/20	470	482,681
5.95%, 04/01/41	160	178,218
Nexstar Broadcasting Inc.
5.63%, 08/01/24 (Call 08/01/19)(b)	80	76,810
5.88%, 11/15/22 (Call 11/15/18)	150	152,247
6.13%, 02/15/22 (Call 02/15/19)(b)	53	53,965
Quebecor Media Inc., 5.75%,01/15/23	75	75,220
Radiate Holdco LLC/Radiate Finance Inc.
6.63%, 02/15/25 (Call 02/15/20)(b)(c)	40	37,345
6.88%, 02/15/23 (Call 02/15/20)(b)	35	33,600
Salem Media Group Inc., 6.75%, 06/01/24 (Call 06/01/20)(b)	14	12,549
Sinclair Television Group Inc.
5.13%, 02/15/27 (Call 08/15/21)(b)(c)	125	112,871
5.63%, 08/01/24 (Call 08/01/19)(b)(c)	50	47,931
6.13%, 10/01/22 (Call 10/01/19)(c)	75	76,321
Sirius XM Radio Inc.
3.88%, 08/01/22 (Call 08/01/20)(b)	35	33,756
4.63%, 05/15/23 (Call 05/15/19)(b)	25	24,288
5.00%, 08/01/27 (Call 08/01/22)(b)	170	159,776
5.38%, 04/15/25 (Call 04/15/20)(b)	100	98,542
5.38%, 07/15/26 (Call 07/15/21)(b)	75	73,243
6.00%, 07/15/24 (Call 07/15/19)(b)	198	202,188

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (continued)	iShares® Core Total USD Bond Market ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Media (continued)
TEGNA Inc.
5.13%, 07/15/20 (Call 07/15/19)	$50	$50,194
5.50%, 09/15/24 (Call 09/15/19)(b)(c)	110	110,090
6.38%, 10/15/23 (Call 10/15/19)	125	127,947
Telenet Finance Luxembourg Note, 5.50%, 03/01/28 (Call 12/01/22)(b)	200	186,726
Thomson Reuters Corp.
3.35%, 05/15/26 (Call 02/15/26)	35	32,145
3.85%, 09/29/24 (Call 06/29/24)	77	74,554
4.30%, 11/23/23 (Call 08/23/23)	120	121,147
5.65%, 11/23/43 (Call 05/23/43)	75	77,309
5.85%, 04/15/40	25	26,329
Time Warner Cable LLC
4.00%, 09/01/21 (Call 06/01/21)	75	75,127
4.50%, 09/15/42 (Call 03/15/42)	183	147,359
5.00%, 02/01/20	135	137,205
5.50%, 09/01/41 (Call 03/01/41)	150	137,464
5.88%, 11/15/40 (Call 05/15/40)	121	116,009
6.55%, 05/01/37	140	145,538
6.75%, 06/15/39	200	209,878
7.30%, 07/01/38	73	80,481
Time Warner Entertainment Co. LP
8.38%, 03/15/23	190	219,097
8.38%, 07/15/33	26	31,565
Tribune Media Co., 5.88%, 07/15/22 (Call 07/15/19)	90	91,383
Univision Communications Inc.
5.13%, 05/15/23 (Call 05/15/19)(b)	175	165,615
5.13%, 02/15/25 (Call 02/15/20)(b)	175	160,291
UPC Holding BV, 5.50%, 01/15/28 (Call 10/15/22)(b)	200	185,586
Urban One Inc.
7.38%, 04/15/22 (Call 04/15/19)(b)	25	24,558
9.25%, 02/15/20 (Call 02/15/19)(b)	25	24,330
Viacom Inc.
3.88%, 04/01/24 (Call 01/01/24)	40	39,093
4.25%, 09/01/23 (Call 06/01/23)	40	40,116
4.38%, 03/15/43	125	102,621
5.25%, 04/01/44 (Call 10/01/43)	100	93,140
5.85%, 09/01/43 (Call 03/01/43)	27	26,944
5.88%, 02/28/57 (Call 02/28/22)(a)(f)	100	96,356
6.25%, 02/28/57 (Call 02/28/27)(a)(f)	50	48,182
6.88%, 04/30/36	224	247,343
Videotron Ltd.
5.00%, 07/15/22	75	75,040
5.13%, 04/15/27 (Call 04/15/22)(b)	60	56,855
5.38%, 06/15/24 (Call 03/15/24)(b)	50	50,011
Virgin Media Finance PLC, 6.00%, 10/15/24 (Call 10/15/19)(b)	200	195,396
VTR Finance BV, 6.88%, 01/15/24 (Call 01/15/19)(d)	200	202,596
Walt Disney Co. (The)
1.85%, 07/30/26	110	95,615
2.15%, 09/17/20	100	98,169
2.35%, 12/01/22	25	23,931
2.75%, 08/16/21	50	49,312
2.95%, 06/15/27(c)	55	51,669
3.00%, 02/13/26	25	23,793
3.00%, 07/30/46	45	35,485
3.15%, 09/17/25	165	158,963
4.13%, 06/01/44(c)	400	380,452
4.38%, 08/16/41	50	49,196
7.00%, 03/01/32	25	32,238

Security	Par (000)	Value

Media (continued)
Warner Media LLC
2.95%, 07/15/26 (Call 04/15/26)	$50	$44,449
3.40%, 06/15/22	25	24,656
3.55%, 06/01/24 (Call 03/01/24)	140	135,463
3.60%, 07/15/25 (Call 04/15/25)	165	156,306
3.80%, 02/15/27 (Call 11/15/26)	400	375,236
3.88%, 01/15/26 (Call 10/15/25)	100	95,590
4.65%, 06/01/44 (Call 12/01/43)	225	193,270
4.70%, 01/15/21	105	107,425
4.75%, 03/29/21	200	205,222
4.85%, 07/15/45 (Call 01/15/45)	165	146,297
4.90%, 06/15/42	85	75,647
5.38%, 10/15/41	50	47,511
6.25%, 03/29/41	125	131,400
Ziggo Bond Finance BV, 6.00%, 01/15/27 (Call 01/15/22)(b)(c)	150	133,675
Ziggo BV, 5.50%, 01/15/27 (Call 01/15/22)(b)	150	137,325

		29,202,508
Metal Fabricate & Hardware — 0.0%
Grinding Media Inc./Moly-Cop AltaSteel Ltd., 7.38%, 12/15/23 (Call 12/15/19)(b)	75	77,141
Novelis Corp.
5.88%, 09/30/26 (Call 09/30/21)(b)	150	141,361
6.25%, 08/15/24 (Call 08/15/19)(b)	100	98,539
Park-Ohio Industries Inc., 6.63%, 04/15/27 (Call 04/15/22) .	50	50,019
Precision Castparts Corp.
2.25%, 06/15/20 (Call 05/15/20)	95	93,658
2.50%, 01/15/23 (Call 10/15/22)	100	96,046
3.25%, 06/15/25 (Call 03/15/25)	210	202,488
4.38%, 06/15/45 (Call 12/15/44)	50	49,135
Timken Co. (The), 4.50%, 12/15/28 (Call 09/15/28)	50	48,824
Valmont Industries Inc., 5.25%, 10/01/54 (Call 04/01/54)	50	42,620

		899,831
Mining — 0.5%
Alcoa Nederland Holding BV, 7.00%, 09/30/26 (Call 09/30/21)(b)	200	210,620
Anglo American Capital PLC
4.13%, 09/27/22(b)	200	199,650
4.50%, 03/15/28(b)	300	282,639
AngloGold Ashanti Holdings PLC
5.13%, 08/01/22(c)	250	251,240
5.38%, 04/15/20	50	50,627
Barminco Finance Pty Ltd., 6.63%, 05/15/22 (Call 05/15/19)(b)	100	98,756
Barrick Gold Corp.
3.85%, 04/01/22	50	50,237
5.25%, 04/01/42	125	125,731
Barrick North America Finance LLC
5.70%, 05/30/41	130	138,137
5.75%, 05/01/43	194	207,250
BHP Billiton Finance USA Ltd.
2.88%, 02/24/22	171	168,314
5.00%, 09/30/43	431	460,618
6.42%, 03/01/26	100	114,738
Chinalco Capital Holdings Ltd., 4.00%, 08/25/21(d)	200	192,544
Coeur Mining Inc., 5.88%, 06/01/24 (Call 06/01/20)	50	47,405
Constellium NV, 5.88%, 02/15/26 (Call 11/15/20)(b)	250	234,522

48	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® Core Total USD Bond Market ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mining (continued)
Corp. Nacional del Cobre de Chile
3.63%, 08/01/27 (Call 05/01/27)(d)	$200	$186,260
4.50%, 08/13/23(d)	200	202,400
4.50%, 09/16/25(d)	400	397,904
4.50%, 08/01/47 (Call 02/01/47)(d)	250	231,147
5.63%, 10/18/43(d)	200	214,088
Eldorado Gold Corp., 6.13%, 12/15/20 (Call 12/15/18)(b)	50	46,815
First Quantum Minerals Ltd.
6.50%, 03/01/24 (Call 09/01/20)(b)	200	174,950
7.50%, 04/01/25 (Call 04/01/20)(d)	600	538,572
FMG Resources August 2006 Pty Ltd.
4.75%, 05/15/22 (Call 02/15/22)(b)	150	145,363
5.13%, 03/15/23 (Call 12/15/22)(b)	65	62,749
5.13%, 05/15/24 (Call 02/15/24)(b)(c)	50	47,624
Freeport-McMoRan Inc.
3.10%, 03/15/20	50	49,271
3.55%, 03/01/22 (Call 12/01/21)	175	165,954
3.88%, 03/15/23 (Call 12/15/22)	180	166,858
4.00%, 11/14/21	50	48,750
4.55%, 11/14/24 (Call 08/14/24)(c)	75	69,454
5.40%, 11/14/34 (Call 05/14/34)	125	109,941
5.45%, 03/15/43 (Call 09/15/42)	150	127,098
6.88%, 02/15/23 (Call 02/15/20)	60	62,778
Glencore Finance Canada Ltd.
4.25%, 10/25/22(b)	75	75,112
5.55%, 10/25/42(b)	50	47,018
Glencore Funding LLC
3.00%, 10/27/22 (Call 09/27/22)(b)	160	153,269
3.88%, 10/27/27 (Call 07/27/27)(b)	150	136,293
4.00%, 04/16/25(b)	100	95,672
4.63%, 04/29/24(b)	165	164,934
Goldcorp Inc., 3.70%, 03/15/23 (Call 12/15/22)	490	479,764
Hecla Mining Co., 6.88%, 05/01/21 (Call 05/01/19)	25	24,968
Hi-Crush Partners LP, 9.50%, 08/01/26 (Call 08/01/21)(b)(c)	65	51,094
Hudbay Minerals Inc., 7.63%, 01/15/25 (Call 01/15/20)(b)(c)	105	105,563
IAMGOLD Corp., 7.00%, 04/15/25 (Call 04/15/20)(b)	50	49,582
International Wire Group Inc., 10.75%, 08/01/21 (Call 08/01/19)(b)	25	23,247
Joseph T Ryerson & Son Inc., 11.00%, 05/15/22 (Call 05/15/19)(b)	75	80,485
JW Aluminum Continuous Cast Co., 10.25%, 06/01/26 (Call 06/01/21)(b)	25	24,988
Kinross Gold Corp.
4.50%, 07/15/27 (Call 04/15/27)	130	116,333
5.95%, 03/15/24 (Call 12/15/23)	125	128,122
Minmetals Bounteous Finance BVI Ltd., 4.20%, 07/27/26(d)	400	382,448
MMC Norilsk Nickel OJSC via MMC Finance DAC
4.10%, 04/11/23(d)	250	236,480
5.55%, 10/28/20(d)	200	202,556
Mountain Province Diamonds Inc., 8.00%, 12/15/22 (Call 12/15/19)(b)	50	50,740
New Gold Inc.
6.25%, 11/15/22 (Call 11/15/18)(b)	25	21,744
6.38%, 05/15/25 (Call 05/15/20)(b)	50	40,044
Newcastle Coal Infrastructure Group Pty Ltd., 4.40%, 09/29/27 (Call 06/29/27)(b)	70	62,420

Security	Par (000)	Value

Mining (continued)
Newmont Mining Corp.
3.50%, 03/15/22 (Call 12/15/21)	$191	$189,033
4.88%, 03/15/42 (Call 09/15/41)	170	159,440
6.25%, 10/01/39	180	198,189
Northwest Acquisitions ULC/Dominion Finco Inc., 7.13%, 11/01/22 (Call 11/01/19)(b)	125	126,272
Polyus Finance PLC, 5.25%, 02/07/23(d)	200	192,706
Rio Tinto Alcan Inc., 5.75%, 06/01/35	50	56,002
Rio Tinto Finance USA Ltd.
3.75%, 06/15/25 (Call 03/15/25)	370	366,785
5.20%, 11/02/40	230	248,092
7.13%, 07/15/28	90	110,767
Rio Tinto Finance USA PLC, 4.13%, 08/21/42 (Call 02/21/42)	130	122,495
Southern Copper Corp.
3.50%, 11/08/22	30	29,478
3.88%, 04/23/25	65	62,498
5.25%, 11/08/42	105	101,533
5.38%, 04/16/20	2	2,050
5.88%, 04/23/45	160	166,448
6.75%, 04/16/40	75	85,623
Teck Resources Ltd.
4.50%, 01/15/21 (Call 10/15/20)	14	14,033
5.40%, 02/01/43 (Call 08/01/42)	50	45,550
6.13%, 10/01/35	150	153,085
6.25%, 07/15/41 (Call 01/15/41)	70	69,925
8.50%, 06/01/24 (Call 06/01/19)(b)	100	108,533
Vedanta Resources PLC, 7.13%, 05/31/23(d)	200	188,016
Yamana Gold Inc., 4.63%, 12/15/27 (Call 09/15/27)	75	69,337

		11,499,770
Office & Business Equipment — 0.0%
CDW LLC/CDW Finance Corp.
5.00%, 09/01/23 (Call 03/01/19)	25	24,853
5.00%, 09/01/25 (Call 03/01/20)	55	53,212
5.50%, 12/01/24 (Call 06/01/24)	50	50,257
Pitney Bowes Inc.
3.88%, 09/15/20	25	24,588
3.88%, 10/01/21 (Call 09/01/21)	75	71,123
4.63%, 03/15/24 (Call 12/15/23)(c)	70	61,583
4.70%, 04/01/23 (Call 03/01/23)	50	44,592
Xerox Corp.
3.63%, 03/15/23 (Call 02/15/23)	86	78,737
4.50%, 05/15/21	100	99,202
6.75%, 12/15/39(c)	75	65,190

		573,337
Oil & Gas — 2.7%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., 7.88%, 12/15/24 (Call 12/15/19)	30	26,773
Anadarko Finance Co., Series B, 7.50%, 05/01/31	81	96,393
Anadarko Petroleum Corp.
3.45%, 07/15/24 (Call 04/15/24)	150	142,611
4.50%, 07/15/44 (Call 01/15/44)	25	21,413
4.85%, 03/15/21 (Call 02/15/21)	160	163,531
5.55%, 03/15/26 (Call 12/15/25)	125	130,155
6.20%, 03/15/40	45	47,332
6.45%, 09/15/36	325	351,936
6.60%,03/15/46 (Call 09/15/45)	40	44,328

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (continued)	iShares® Core Total USD Bond Market ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas (continued)
Antero Resources Corp.
5.00%, 03/01/25 (Call 03/01/20)	$50	$48,566
5.13%, 12/01/22 (Call 06/01/19)	109	108,431
5.38%, 11/01/21 (Call 11/01/18)	25	25,062
5.63%, 06/01/23 (Call 06/01/19)	100	99,874
Apache Corp.
3.25%, 04/15/22 (Call 01/15/22)	213	208,523
4.25%, 01/15/44 (Call 07/15/43)	70	58,739
4.75%, 04/15/43 (Call 10/15/42)	108	96,304
5.10%, 09/01/40 (Call 03/01/40)	505	473,064
6.00%, 01/15/37	56	59,247
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.00%, 04/01/22 (Call 04/01/20)(b)	81	89,302
Baytex Energy Corp.
5.13%, 06/01/21 (Call 06/01/19)(b)	50	48,598
5.63%, 06/01/24 (Call 06/01/19)(b)	50	44,870
Berry Petroleum Co. LLC, 7.00%, 02/15/26 (Call 02/15/21)(b)	50	49,690
BG Energy Capital PLC, 4.00%, 10/15/21(b)	200	202,510
BP Capital Markets America Inc., 3.80%, 09/21/25 (Call 07/21/25)	50	49,529
BP Capital Markets PLC
2.11%, 09/16/21 (Call 08/16/21)	377	363,711
2.32%, 02/13/20	100	98,947
2.50%, 11/06/22	75	71,926
2.52%, 01/15/20	25	24,829
2.52%, 09/19/22 (Call 08/19/22)	50	48,062
2.75%, 05/10/23	150	144,454
3.02%, 01/16/27 (Call 10/16/26)	100	92,595
3.06%, 03/17/22	110	108,427
3.12%, 05/04/26 (Call 02/04/26)	75	70,502
3.22%, 11/28/23 (Call 09/28/23)	25	24,356
3.22%, 04/14/24 (Call 02/14/24)	100	97,410
3.25%, 05/06/22	140	138,564
3.28%, 09/19/27 (Call 06/19/27)	300	282,111
3.51%, 03/17/25	350	342,055
3.54%, 11/04/24	150	147,745
3.56%, 11/01/21	150	150,624
3.59%, 04/14/27 (Call 01/14/27)	150	144,513
3.72%, 11/28/28 (Call 08/28/28)(c)	150	145,581
4.50%, 10/01/20	152	155,385
4.74%, 03/11/21	50	51,504
BPRL International Singapore Pte Ltd., 4.38%, 01/18/27(d)	200	184,432
Bruin E&P Partners LLC, 8.88%, 08/01/23 (Call 08/01/20)(b)	50	49,301
California Resources Corp., 8.00%, 12/15/22 (Call 12/15/18)(b)(c)	236	210,066
Callon Petroleum Co.
6.13%, 10/01/24 (Call 10/01/19)	25	24,377
6.38%, 07/01/26 (Call 07/01/21)	50	49,613
Calumet Specialty Products Partners LP/Calumet Finance Corp.
6.50%, 04/15/21 (Call 04/15/19)	100	96,233
7.63%, 01/15/22 (Call 01/15/19)	75	72,192
7.75%, 04/15/23 (Call 04/15/19)	50	47,508
Canadian Natural Resources Ltd.
2.95%, 01/15/23 (Call 12/15/22)	240	230,849
3.45%, 11/15/21 (Call 08/15/21)	105	104,103
3.85%, 06/01/27 (Call 03/01/27)	135	128,116
4.95%, 06/01/47 (Call 12/01/46)	40	39,196

Security	Par (000)	Value

Oil & Gas (continued)
6.25%, 03/15/38	$55	$61,630
6.75%, 02/01/39	250	293,475
7.20%, 01/15/32	85	101,734
Carrizo Oil & Gas Inc.
6.25%, 04/15/23 (Call 04/15/19)(c)	100	98,256
7.50%, 09/15/20 (Call 11/19/18)(c)	6	6,002
Cenovus Energy Inc.
3.00%, 08/15/22 (Call 05/15/22)	175	167,412
4.25%, 04/15/27 (Call 01/15/27)	75	70,638
4.45%, 09/15/42 (Call 03/15/42)	75	61,804
6.75%, 11/15/39	335	358,306
Centennial Resource Production LLC, 5.38%, 01/15/26 (Call 01/15/21)(b)	25	24,437
Chaparral Energy Inc., 8.75%, 07/15/23 (Call 07/15/20)(b)	80	77,093
Chesapeake Energy Corp.
4.88%, 04/15/22 (Call 04/15/19)	50	47,575
5.38%, 06/15/21 (Call 06/15/19)	25	24,578
6.13%, 02/15/21	50	50,500
7.00%, 10/01/24 (Call 04/01/21)	55	53,736
7.50%, 10/01/26 (Call 10/01/21)	60	58,798
8.00%, 12/15/22 (Call 12/15/18)(b)(c)	111	115,711
8.00%, 01/15/25 (Call 01/15/20)(c)	185	187,253
8.00%, 06/15/27 (Call 06/15/22)	85	84,387
Chevron Corp.
1.96%, 03/03/20 (Call 02/03/20)	290	285,815
2.10%, 05/16/21 (Call 04/15/21)	225	218,475
2.36%, 12/05/22 (Call 09/05/22)	375	360,019
2.42%, 11/17/20 (Call 10/17/20)	125	123,210
2.43%, 06/24/20 (Call 05/24/20)	110	108,777
2.50%, 03/03/22 (Call 02/03/22)	150	145,618
2.57%, 05/16/23 (Call 03/16/23)	25	24,001
2.90%, 03/03/24 (Call 01/03/24)	200	193,112
2.95%, 05/16/26 (Call 02/16/26)	60	56,405
3.19%, 06/24/23 (Call 03/24/23)	50	49,178
3.33%, 11/17/25 (Call 08/17/25)	175	169,865
Cimarex Energy Co., 3.90%, 05/15/27 (Call 02/15/27)	450	419,251
Citgo Holding Inc., 10.75%, 02/15/20(d)	100	103,975
CITGO Petroleum Corp., 6.25%, 08/15/22 (Call 08/15/19)(b)	25	24,653
CNOOC Curtis Funding No. 1 Pty Ltd., 4.50%, 10/03/23(d)	400	405,928
CNOOC Finance 2013 Ltd., 3.00%, 05/09/23	400	381,964
CNOOC Finance 2015 Australia Pty Ltd., 4.20%, 05/05/45	200	181,960
CNOOC Finance 2015 USA LLC
4.38%, 05/02/28	200	199,106
3.50%, 05/05/25	200	190,254
CNOOC Nexen Finance 2014 ULC
4.25%, 04/30/24	200	200,270
4.88%, 04/30/44	200	202,054
CNPC General Capital Ltd., 3.95%, 04/19/22(b)	200	200,276
CNX Resources Corp., 5.88%, 04/15/22 (Call 04/15/19)	125	122,932
Comstock Escrow Corp., 9.75%, 08/15/26 (Call 08/15/21)(b)	100	96,498
Concho Resources Inc.
3.75%, 10/01/27 (Call 07/01/27)	50	46,965
4.38%, 01/15/25 (Call 01/15/20)	195	194,431
4.85%, 08/15/48 (Call 02/15/48)	20	18,928
4.88%, 10/01/47 (Call 04/01/47)	117	110,653
ConocoPhillips
5.90%, 10/15/32	80	92,486
6.50%, 02/01/39	245	306,292

50	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® Core Total USD Bond Market ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas (continued)
ConocoPhillips Co.
4.15%, 11/15/34 (Call 05/15/34)	$30	$28,766
4.30%, 11/15/44 (Call 05/15/44)	210	205,682
4.95%, 03/15/26 (Call 12/15/25)	155	164,412
5.95%, 03/15/46 (Call 09/15/45)	25	30,326
ConocoPhillips Holding Co., 6.95%, 04/15/29	223	274,888
Continental Resources Inc./OK
3.80%, 06/01/24 (Call 03/01/24)	125	120,676
4.38%, 01/15/28 (Call 10/15/27)	110	106,397
4.50%, 04/15/23 (Call 01/15/23)	100	100,271
4.90%, 06/01/44 (Call 12/01/43)	100	93,609
5.00%, 09/15/22 (Call 03/15/19)	385	388,719
Covey Park Energy LLC/Covey Park Finance Corp., 7.50%, 05/15/25 (Call 05/15/20)(b)	65	63,862
CrownRock LP/CrownRock Finance Inc., 5.63%, 10/15/25 (Call 10/15/20)(b)	125	118,879
CVR Refining LLC/Coffeyville Finance Inc., 6.50%, 11/01/22 (Call 11/01/18)	50	50,517
Denbury Resources Inc.
7.50%, 02/15/24 (Call 08/15/20)(b)	90	88,195
9.00%, 05/15/21 (Call 12/15/18)(b)	75	78,238
9.25%, 03/31/22 (Call 03/31/19)(b)	52	54,198
Devon Energy Corp.
3.25%, 05/15/22 (Call 02/15/22)	365	354,900
4.75%, 05/15/42 (Call 11/15/41)	163	146,253
5.00%, 06/15/45 (Call 12/15/44)	89	82,636
5.60%, 07/15/41 (Call 01/15/41)	83	82,282
5.85%, 12/15/25 (Call 09/15/25)	75	79,991
Diamond Offshore Drilling Inc.
4.88%, 11/01/43 (Call 05/01/43)	60	41,533
5.70%, 10/15/39	50	37,100
7.88%, 08/15/25 (Call 05/15/25)(c)	80	78,842
Diamondback Energy Inc.
4.75%, 11/01/24 (Call 11/01/19)	75	73,295
5.38%, 05/31/25 (Call 05/31/20)	35	34,827
Dolphin Energy Ltd. LLC, 5.50%, 12/15/21(b)	200	209,892
Eclipse Resources Corp., 8.88%, 07/15/23 (Call 07/15/19)	65	64,726
Ecopetrol SA
4.13%, 01/16/25	350	333,315
5.38%, 06/26/26 (Call 03/26/26)	250	252,130
5.88%, 09/18/23	250	261,675
5.88%, 05/28/45	375	355,984
7.38%, 09/18/43	300	334,035
7.63%, 07/23/19	100	102,798
Empresa Nacional del Petroleo
3.75%, 08/05/26(d)	400	368,244
4.50%, 09/14/47 (Call 03/14/47)(d)	250	211,787
Encana Corp.
3.90%, 11/15/21 (Call 08/15/21)	100	100,016
6.50%, 08/15/34	160	178,646
6.63%, 08/15/37	75	85,285
7.20%, 11/01/31	100	117,948
8.13%, 09/15/30	10	12,398
Endeavor Energy Resources LP/EER Finance Inc.
5.50%, 01/30/26 (Call 01/30/21)(b)	50	51,368
5.75%, 01/30/28 (Call 01/30/23)(b)	50	51,523
Energen Corp., 4.63%, 09/01/21 (Call 06/01/21)	25	24,992
Eni SpA, Series X-R, 4.75%, 09/12/28(b)	200	191,012

Security	Par (000)	Value

Oil & Gas (continued)
Ensco PLC
4.50%, 10/01/24 (Call 07/01/24)	$150	$122,040
5.75%, 10/01/44 (Call 04/01/44)	125	87,550
7.75%, 02/01/26 (Call 11/01/25)	100	93,175
8.00%, 01/31/24 (Call 10/31/23)	37	36,222
EOG Resources Inc.
2.45%, 04/01/20 (Call 03/01/20)	100	98,914
3.15%, 04/01/25 (Call 01/01/25)	50	47,912
3.90%, 04/01/35 (Call 10/01/34)	100	94,009
4.10%, 02/01/21	125	126,659
4.15%, 01/15/26 (Call 10/15/25)	50	50,469
EP Energy LLC/Everest Acquisition Finance Inc.
6.38%, 06/15/23 (Call 06/15/19)	50	30,001
7.75%, 05/15/26 (Call 05/15/21)(b)	85	84,931
8.00%, 11/29/24 (Call 11/30/19)(b)(c)	50	48,792
8.00%, 02/15/25 (Call 02/15/20)(b)	80	53,747
9.38%, 05/01/24 (Call 05/01/20)(b)	100	75,982
EQT Corp.
2.50%, 10/01/20 (Call 09/01/20)	27	26,344
3.00%, 10/01/22 (Call 09/01/22)	120	115,067
3.90%, 10/01/27 (Call 07/01/27)	115	104,564
4.88%, 11/15/21	145	148,431
Equinor ASA
2.45%, 01/17/23	307	294,477
2.65%, 01/15/24	385	368,072
2.75%, 11/10/21	300	295,197
3.15%, 01/23/22	190	188,421
3.25%, 11/10/24	150	147,003
3.70%, 03/01/24	375	376,271
3.95%, 05/15/43	105	96,723
4.80%, 11/08/43	115	120,958
5.10%, 08/17/40	84	90,826
Extraction Oil & Gas Inc.
5.63%, 02/01/26 (Call 02/01/21)(b)	75	63,815
7.38%, 05/15/24 (Call 05/15/20)(b)	25	23,435
Exxon Mobil Corp.
1.91%, 03/06/20 (Call 02/06/20)	50	49,315
2.22%, 03/01/21 (Call 02/01/21)	295	288,616
2.40%, 03/06/22 (Call 01/06/22)	225	217,987
2.71%, 03/06/25 (Call 12/06/24)	375	353,962
2.73%, 03/01/23 (Call 01/01/23)	175	170,061
3.04%, 03/01/26 (Call 12/01/25)	300	286,341
3.57%, 03/06/45 (Call 09/06/44)	125	110,914
4.11%, 03/01/46 (Call 09/01/45)	255	246,146
Gazprom OAO Via Gaz Capital SA
4.95%, 07/19/22(d)	200	200,414
6.00%, 01/23/21(d)	200	205,374
7.29%, 08/16/37(d)	400	440,916
8.63%, 04/28/34(d)	100	122,233
Global Marine Inc., 7.00%, 06/01/28(c)	25	24,276
Great Western Petroleum LLC/Great Western Finance Corp., 9.00%, 09/30/21 (Call 03/31/19)(b)	25	24,130
Gulfport Energy Corp.
6.00%, 10/15/24 (Call 10/15/19)	50	46,940
6.38%, 05/15/25 (Call 05/15/20)	60	56,521
6.38%, 01/15/26 (Call 01/15/21)	75	70,161
Halcon Resources Corp., 6.75%, 02/15/25 (Call 02/15/20)	65	59,101
Hess Corp.
4.30%, 04/01/27 (Call 01/01/27)	75	70,659
5.60%, 02/15/41	258	247,032

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (continued)	iShares® Core Total USD Bond Market ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas (continued)
5.80%, 04/01/47 (Call 10/01/46)	$50	$48,873
7.30%, 08/15/31	50	56,482
Hess Infrastructure Partners LP/Hess Infrastructure Partners Finance Corp., 5.63%, 02/15/26 (Call 02/15/21)(b)	70	70,098
HighPoint Operating Corp., 8.75%, 06/15/25 (Call 06/15/20)	25	25,655
Hilcorp Energy I LP/Hilcorp Finance Co.
5.00%, 12/01/24 (Call 06/01/19)(b)	75	71,020
5.75%, 10/01/25 (Call 04/01/20)(b)	50	48,644
6.25%, 11/01/28 (Call 11/01/23)(b)	45	43,322
HollyFrontier Corp., 5.88%, 04/01/26 (Call 01/01/26)	65	67,941
Husky Energy Inc., 4.00%, 04/15/24 (Call 01/15/24)	50	49,409
Indigo Natural Resources LLC, 6.88%, 02/15/26 (Call 02/15/21)(b)	85	80,328
Jagged Peak Energy LLC, 5.88%, 05/01/26 (Call 05/01/21)(b)	20	19,597
Jonah Energy LLC/Jonah Energy Finance Corp., 7.25%, 10/15/25 (Call 10/15/20)(b)	75	59,605
Jones Energy Holdings LLC/Jones Energy Finance Corp., 9.25%, 03/15/23 (Call 03/15/20)(b)	25	24,996
KazMunayGas National Co. JSC, 3.88%, 04/19/22(d)	600	594,630
Kerr-McGee Corp., 7.88%, 09/15/31	10	12,199
Korea National Oil Corp., 4.00%, 01/23/24(d)	200	199,990
Laredo Petroleum Inc., 5.63%, 01/15/22 (Call 01/15/19)	75	73,398
Lonestar Resources America Inc., 11.25%, 01/01/23 (Call 01/01/21)(b)	25	27,062
Lukoil International Finance BV
4.56%, 04/24/23(d)	400	393,144
4.75%, 11/02/26(d)	200	196,120
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp., 6.00%, 08/01/26 (Call 08/01/21)(b)	50	49,375
Marathon Oil Corp.
2.70%, 06/01/20 (Call 05/01/20)	25	24,673
2.80%, 11/01/22 (Call 08/01/22)	277	264,244
4.40%, 07/15/27 (Call 04/15/27)	125	121,767
5.20%, 06/01/45 (Call 12/01/44)	20	19,722
6.60%, 10/01/37	85	96,028
6.80%, 03/15/32	50	57,931
Marathon Petroleum Corp.
3.40%, 12/15/20 (Call 11/15/20)	55	54,837
3.63%, 09/15/24 (Call 06/15/24)	135	131,602
4.50%, 04/01/48 (Call 10/01/47)(b)	50	43,798
4.75%, 12/15/23 (Call 10/15/23)(b)	60	61,751
4.75%, 09/15/44 (Call 03/15/44)	150	137,898
5.13%, 03/01/21	135	139,261
5.13%, 12/15/26 (Call 09/15/26)(b)	80	81,976
5.38%, 10/01/22 (Call 10/01/19)(b)	100	101,544
5.85%, 12/15/45 (Call 06/15/45)	100	102,872
Matador Resources Co., 5.88%, 09/15/26 (Call 09/15/21)(b)	105	103,167
MEG Energy Corp.
6.38%, 01/30/23 (Call 07/30/19)(b)	75	72,746
6.50%, 01/15/25 (Call 01/15/20)(b)	75	77,644
7.00%, 03/31/24 (Call 09/30/19)(b)	100	98,242
Moss Creek Resources Holdings Inc., 7.50%, 01/15/26 (Call 01/15/21)(b)	425	409,594
Murphy Oil Corp.
4.45%, 12/01/22 (Call 09/01/22)	50	48,689
5.75%, 08/15/25 (Call 08/18/20)	75	74,829

Security	Par (000)	Value

Oil & Gas (continued)
5.88%, 12/01/42 (Call 06/01/42)	$50	$44,416
6.88%, 08/15/24 (Call 08/15/19)	50	52,100
Murphy Oil USA Inc.
5.63%, 05/01/27 (Call 05/01/22)	50	48,975
6.00%, 08/15/23 (Call 08/15/19)	50	51,030
Nabors Industries Inc.
4.63%, 09/15/21	75	72,375
5.00%, 09/15/20	50	49,614
5.10%, 09/15/23 (Call 06/15/23)	25	22,841
5.50%, 01/15/23 (Call 11/15/22)(c)	100	94,075
5.75%, 02/01/25 (Call 11/01/24)	100	92,170
Newfield Exploration Co.
5.38%, 01/01/26 (Call 10/01/25)	75	75,683
5.63%, 07/01/24	175	180,250
5.75%, 01/30/22	50	51,552
Nexen Energy ULC
6.40%, 05/15/37	300	355,050
7.50%, 07/30/39	50	66,858
7.88%, 03/15/32	30	39,550
Noble Energy Inc.
3.85%, 01/15/28 (Call 10/15/27)	125	114,900
3.90%, 11/15/24 (Call 08/15/24)	50	48,611
4.15%, 12/15/21 (Call 09/15/21)	275	277,183
4.95%, 08/15/47 (Call 02/15/47)	75	67,942
5.25%, 11/15/43 (Call 05/15/43)	125	116,710
6.00%, 03/01/41 (Call 09/01/40)	81	82,480
Noble Holding International Ltd.
6.20%, 08/01/40	100	72,810
7.75%, 01/15/24 (Call 10/15/23)(c)	80	74,781
7.88%, 02/01/26 (Call 02/01/21)(b)	50	49,729
7.95%, 04/01/25 (Call 01/01/25)(c)	100	90,750
8.95%, 04/01/45 (Call 10/01/44)(c)	50	47,200
Oasis Petroleum Inc.
6.25%, 05/01/26 (Call 05/01/21)(b)(c)	15	14,721
6.88%, 03/15/22 (Call 09/15/19)	119	119,610
6.88%, 01/15/23 (Call 07/15/19)	50	50,449
Occidental Petroleum Corp.
2.70%, 02/15/23 (Call 08/15/22)	225	216,155
3.13%, 02/15/22 (Call 11/15/21)	100	98,844
3.40%, 04/15/26 (Call 01/15/26)	125	120,950
4.20%, 03/15/48 (Call 09/15/47)	65	60,539
4.40%, 04/15/46 (Call 10/15/45)	410	396,388
4.63%, 06/15/45 (Call 12/15/44)	75	74,707
Series 1, 4.10%,02/01/21 (Call 11/01/20)	225	228,643
Oil India International Pte Ltd., 4.00%, 04/21/27(d)	200	178,988
ONGC Videsh Vankorneft Pte Ltd., 3.75%, 07/27/26(d)	800	726,472
Pacific Drilling First Lien Escrow Issuer Ltd., 8.38%, 10/01/23 (Call 09/07/20)(b)	10	10,121
Par Petroleum LLC/Par Petroleum Finance Corp., 7.75%, 12/15/25 (Call 12/15/20)(b)	25	24,650
Parker Drilling Co., 7.50%, 08/01/20 (Call 12/03/18)(c)	25	19,534
Parkland Fuel Corp., 6.00%, 04/01/26 (Call 04/01/21)(b)	25	24,495
Parsley Energy LLC/Parsley Finance Corp.
5.25%, 08/15/25 (Call 08/15/20)(b)	50	48,280
5.38%, 01/15/25 (Call 01/15/20)(b)	25	24,413
5.63%, 10/15/27 (Call 10/15/22)(b)	100	98,604
6.25%, 06/01/24 (Call 06/01/19)(b)	125	128,420
Patterson-UTI Energy Inc., 3.95%, 02/01/28 (Call 11/01/27)	145	133,441

52	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® Core Total USD Bond Market ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas (continued)
PBF Holding Co. LLC/PBF Finance Corp.
7.00%, 11/15/23 (Call 11/15/18)	$75	$77,485
7.25%, 06/15/25 (Call 06/15/20)	100	103,050
PDC Energy Inc.
5.75%, 05/15/26 (Call 05/15/21)	55	50,468
6.13%, 09/15/24 (Call 09/15/19)	75	71,635
Pertamina Persero PT
4.88%, 05/03/22(d)	200	203,194
6.00%, 05/03/42(d)	200	189,324
6.45%, 05/30/44(d)	200	197,914
6.50%, 05/27/41(d)	200	202,550
Petrobras Global Finance BV
4.38%, 05/20/23	345	334,188
5.30%, 01/27/25	53	50,603
5.38%, 01/27/21	80	81,314
5.63%, 05/20/43	166	137,672
5.75%, 02/01/29	300	276,804
6.00%, 01/27/28	1,000	948,990
6.25%, 03/17/24	300	303,876
6.85%, 06/05/15	200	177,582
7.25%, 03/17/44	150	144,766
7.38%, 01/17/27	279	289,499
8.38%, 05/23/21	190	207,161
8.75%, 05/23/26	853	953,492
Petro-Canada, 6.80%, 05/15/38	250	301,357
Petroleos del Peru SA, 5.63%, 06/19/47(d)	200	188,878
Petroleos Mexicanos
3.50%, 01/30/23	270	248,160
4.25%, 01/15/25	15	13,493
4.50%, 01/23/26	90	79,833
4.88%, 01/18/24	200	190,284
5.38%, 03/13/22	250	248,842
5.50%, 01/21/21	349	352,396
5.50%, 06/27/44	200	154,214
5.63%, 01/23/46	600	463,902
5.98%, 03/11/22, (3 mo. LIBOR US + 3.650%)(a)	400	414,832
6.00%, 03/05/20	223	226,655
6.38%, 02/04/21	429	439,112
6.38%, 01/23/45	250	207,652
6.50%, 03/13/27	370	358,134
6.50%, 06/02/41	845	723,159
6.63%, 06/15/35	255	232,603
6.63%, 06/15/38	350	312,763
6.75%, 09/21/47	230	197,269
Petroleum Co. of Trinidad & Tobago Ltd., 9.75%, 08/14/19(b)	100	93,333
Petroliam Nasional Bhd, 7.63%, 10/15/26(d)	115	141,509
Petronas Capital Ltd.
3.50%, 03/18/25(d)	400	386,220
4.50%, 03/18/45(d)	300	291,660
5.25%, 08/12/19(b)	200	203,088
Phillips 66
3.90%, 03/15/28 (Call 03/15/28)	90	86,062
4.30%, 04/01/22	75	76,483
4.65%, 11/15/34 (Call 05/15/34)	154	149,369
4.88%, 11/15/44 (Call 05/15/44)	500	485,715
Pioneer Natural Resources Co.
3.45%, 01/15/21 (Call 12/15/20)	25	24,897
3.95%, 07/15/22 (Call 04/15/22)	100	100,140

Security	Par (000)	Value

Oil & Gas (continued)
Precision Drilling Corp.
5.25%, 11/15/24 (Call 05/15/19)	$50	$46,534
6.50%, 12/15/21 (Call 12/15/18)	27	27,380
7.13%, 01/15/26 (Call 11/15/20)(b)	100	99,347
7.75%, 12/15/23 (Call 12/15/19)	25	25,966
PTT PCL, 4.50%, 10/25/42(d)	400	366,644
Puma International Financing SA
5.00%, 01/24/26 (Call 01/24/21)(b)	450	370,993
5.13%, 10/06/24 (Call 10/06/20)(b)	400	335,268
QEP Resources Inc.
5.25%, 05/01/23 (Call 02/01/23)	75	71,827
5.38%, 10/01/22 (Call 07/01/22)	50	49,021
5.63%, 03/01/26 (Call 12/01/25)(c)	50	47,045
6.88%, 03/01/21	50	52,005
Range Resources Corp.
4.88%, 05/15/25 (Call 02/15/25)(c)	100	92,765
5.00%, 08/15/22 (Call 05/15/22)	25	24,538
5.00%, 03/15/23 (Call 12/15/22)(c)	50	48,373
5.88%, 07/01/22 (Call 04/01/22)	47	47,348
Reliance Holdings USA Inc., 5.40%, 02/14/22(d)	250	257,740
Resolute Energy Corp., 8.50%, 05/01/20 (Call 12/03/18)	55	54,906
Rowan Companies Inc.
4.75%, 01/15/24 (Call 10/15/23)	50	43,038
4.88%, 06/01/22 (Call 03/01/22)	75	71,777
5.85%, 01/15/44 (Call 07/15/43)	25	18,523
7.38%, 06/15/25 (Call 03/15/25)(c)	100	95,250
Sable Permian Resources Land LLC/AEPB Finance Corp.
7.13%, 11/01/20 (Call 07/31/19)(b)(c)	100	60,579
8.00%, 06/15/20 (Call 06/15/19)(b)	25	23,327
Sanchez Energy Corp.
6.13%, 01/15/23 (Call 07/15/19)(c)	150	55,838
7.75%, 06/15/21 (Call 06/15/19)(c)	40	20,735
Seven Generations Energy Ltd.
5.38%, 09/30/25 (Call 09/30/20)(b)	75	69,939
6.75%, 05/01/23 (Call 05/01/19)(b)(c)	25	25,664
6.88%, 06/30/23 (Call 06/30/19)(b)	100	103,055
Shelf Drilling Holdings Ltd., 8.25%, 02/15/25 (Call 02/15/21)(b)	105	104,475
Shell International Finance BV
1.75%, 09/12/21	280	268,363
1.88%, 05/10/21	75	72,521
2.13%, 05/11/20	555	547,019
2.25%, 11/10/20	125	122,755
2.25%, 01/06/23	59	56,141
2.38%, 08/21/22	25	24,130
2.50%, 09/12/26	125	113,359
2.88%, 05/10/26	50	46,737
3.25%, 05/11/25	325	313,674
3.40%, 08/12/23	142	141,402
3.63%, 08/21/42	25	21,949
3.75%, 09/12/46	60	53,191
4.00%, 05/10/46	130	120,073
4.13%, 05/11/35	45	43,740
4.38%, 03/25/20	280	284,931
4.38%, 05/11/45	561	549,730
4.55%, 08/12/43	50	50,305
5.50%, 03/25/40	107	121,135
6.38%, 12/15/38	175	217,227
Sinopec Capital 2013 Ltd., 3.13%, 04/24/23(d)	200	191,714

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (continued)	iShares® Core Total USD Bond Market ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas (continued)
Sinopec Group Overseas Development 2012 Ltd., 3.90%, 05/17/22(b)	$200	$199,674
Sinopec Group Overseas Development 2014 Ltd., 4.38%, 04/10/24(d)	400	403,536
Sinopec Group Overseas Development 2015 Ltd., 2.50%, 04/28/20(d)	200	196,884
Sinopec Group Overseas Development 2016 Ltd.
2.00%, 09/29/21(d)	200	190,330
2.75%, 09/29/26(d)	200	177,252
3.50%, 05/03/26(d)	200	187,668
Sinopec Group Overseas Development 2017 Ltd.
2.38%, 04/12/20(d)	200	196,656
2.50%, 09/13/22(d)	250	237,100
3.63%, 04/12/27(d)	200	188,094
4.25%, 04/12/47(d)	400	364,912
SM Energy Co.
5.00%, 01/15/24 (Call 07/15/19)(c)	50	47,625
5.63%, 06/01/25 (Call 06/01/20)(c)	50	48,101
6.13%, 11/15/22 (Call 11/15/18)(c)	175	177,415
6.63%, 01/15/27 (Call 01/15/22)(c)	55	55,234
6.75%, 09/15/26 (Call 09/15/21)(c)	50	50,125
Southwestern Energy Co.
4.10%, 03/15/22 (Call 12/15/21)	25	24,614
6.20%, 01/23/25 (Call 10/23/24)(c)	100	97,058
7.50%, 04/01/26 (Call 04/01/21)	75	76,270
7.75%, 10/01/27 (Call 10/01/22)	50	50,927
SRC Energy Inc., 6.25%,12/01/25 (Call 12/01/20)	75	69,815
Suncor Energy Inc.
4.00%, 11/15/47 (Call 05/15/47)	85	74,547
5.95%, 12/01/34	75	84,185
6.50%, 06/15/38	65	76,452
6.85%, 06/01/39	50	60,742
Sunoco LP/Sunoco Finance Corp.
5.50%, 02/15/26 (Call 02/15/21)(b)	100	95,576
5.88%, 03/15/28 (Call 03/15/23)(b)	75	69,889
Tosco Corp., 8.13%, 02/15/30	50	66,082
Total Capital International SA
2.70%, 01/25/23	50	48,291
2.75%, 06/19/21	50	49,342
2.88%, 02/17/22	175	171,817
3.70%, 01/15/24	15	15,027
3.75%, 04/10/24	155	155,515
Total Capital SA, 4.45%, 06/24/20	120	122,207
Transocean Guardian Ltd., 5.88%, 01/15/24 (Call 07/15/21)(b)	15	14,854
Transocean Inc.
6.80%, 03/15/38	50	40,249
7.25%, 11/01/25 (Call 11/01/21)(b)	100	97,029
7.50%, 01/15/26 (Call 01/15/21)(b)	75	73,590
7.50%, 04/15/31	125	114,061
8.38%, 12/15/21(c)	150	160,503
9.00%, 07/15/23 (Call 07/15/20)(b)	100	104,912
Transocean Pontus Ltd., 6.13%, 08/01/25 (Call 08/01/21)(b)	10	9,934
Trinidad Drilling Ltd., 6.63%, 02/15/25 (Call 02/15/20)(b)	30	29,906
Tullow Oil PLC, 6.25%, 04/15/22 (Call 04/15/19)(b)	200	199,402
Ultra Resources Inc.
6.88%, 04/15/22 (Call 04/15/19)(b)(c)	50	28,711
7.13%, 04/15/25 (Call 04/15/20)(b)(c)	75	33,018

Security	Par (000)	Value

Oil & Gas (continued)
Valero Energy Corp.
3.40%, 09/15/26 (Call 06/15/26)	$510	$470,592
4.90%, 03/15/45	160	152,571
6.13%, 02/01/20	35	36,182
6.63%, 06/15/37	30	34,262
7.50%, 04/15/32	92	113,132
Vine Oil & Gas LP/Vine Oil & Gas Finance Corp.
8.75%, 04/15/23 (Call 10/15/20)(b)	100	92,500
9.75%, 04/15/23 (Call 10/15/20)(b)	50	47,585
W&T Offshore Inc., 9.75%, 11/01/23 (Call 11/01/20)(b)	85	82,280
Whiting Petroleum Corp.
5.75%, 03/15/21 (Call 12/15/20)(c)	119	119,990
6.25%, 04/01/23 (Call 01/01/23)(c)	50	50,169
6.63%, 01/15/26 (Call 10/15/25)	105	104,945
WildHorse Resource Development Corp., 6.88%, 02/01/25 (Call 02/01/20)	70	69,666
Woodside Finance Ltd.
3.65%, 03/05/25 (Call 12/05/24)(b)	155	148,236
3.70%, 09/15/26 (Call 06/15/26)(b)	100	94,055
WPX Energy Inc.
5.25%, 09/15/24 (Call 06/15/24)	100	98,505
5.75%, 06/01/26 (Call 06/01/21)	15	14,959
6.00%, 01/15/22 (Call 10/15/21)	69	70,633
8.25%, 08/01/23 (Call 06/01/23)	25	28,054
YPF SA
6.95%, 07/21/27(d)	50	42,387
8.50%, 07/28/25(d)	1	947
8.75%, 04/04/24(d)	200	197,572

		62,133,610
Oil & Gas Services — 0.2%
Apache Corp., 6.38%, 05/01/26 (Call 05/01/21)(b)	40	40,476
Baker Hughes a GE Co. LLC, 5.13%, 09/15/40	115	113,907
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor Inc.
2.77%, 12/15/22 (Call 11/15/22)	25	24,059
3.34%, 12/15/27 (Call 09/15/27)	75	68,443
4.08%, 12/15/47 (Call 06/15/47)	60	50,084
Basic Energy Services Inc., 10.75%, 10/15/23 (Call 10/15/20)(b)	50	49,400
Calfrac Holdings LP, 8.50%, 06/15/26 (Call 06/15/21)(b)	85	76,500
COSL Singapore Capital Ltd., 4.50%, 07/30/25(d)	200	195,954
CSI Compressco LP/CSI Compressco Finance Inc., 7.50%, 04/01/25 (Call 04/01/21)(b)	65	65,135
Exterran Energy Solutions LP/EES Finance Corp., 8.13%, 05/01/25 (Call 05/01/20)	100	101,511
Halliburton Co.
3.50%, 08/01/23 (Call 05/01/23)	75	73,858
3.80%, 11/15/25 (Call 08/15/25)	225	218,711
4.75%, 08/01/43 (Call 02/01/43)	35	33,812
4.85%, 11/15/35 (Call 05/15/35)	100	99,993
5.00%, 11/15/45 (Call 05/15/45)	470	470,893
6.70%, 09/15/38	125	149,116
KCA Deutag UK Finance PLC, 9.88%, 04/01/22 (Call 04/01/20)(b)	200	193,000
McDermott Technology Americas Inc./McDermott Technology U.S. Inc., 10.63%, 05/01/24 (Call 05/01/21)(b)	120	108,922
National Oilwell Varco Inc.
2.60%, 12/01/22 (Call 09/01/22)	236	223,568
3.95%, 12/01/42 (Call 06/01/42)	40	32,765

54	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® Core Total USD Bond Market ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas Services (continued)
Nine Energy Service Inc., 8.75%, 11/01/23 (Call 11/01/20)(b)	$20	$20,280
Oceaneering International Inc.
4.65%, 11/15/24 (Call 09/30/24)	25	23,326
6.00%, 02/01/28 (Call 11/01/27)	50	48,574
Schlumberger Finance Canada Ltd.
2.20%, 11/20/20(b)	500	487,890
2.65%, 11/20/22 (Call 10/20/22)(b)	250	241,017
Schlumberger Holdings Corp.
3.00%, 12/21/20 (Call 11/21/20)(b)	195	193,144
4.00%, 12/21/25 (Call 09/21/25)(b)	180	177,921
Schlumberger Investment SA
3.30%, 09/14/21 (Call 06/14/21)(b)	125	124,175
3.65%, 12/01/23 (Call 09/01/23)	13	13,009
SESI LLC
7.13%, 12/15/21 (Call 12/15/18)	25	24,861
7.75%, 09/15/24 (Call 09/15/20)	25	24,577
Transocean Phoenix 2 Ltd., 7.75%, 10/15/24 (Call 10/15/20)(b)(c)	40	41,396
Transocean Proteus Ltd., 6.25%, 12/01/24 (Call 12/01/20)(b)	106	105,913
USA Compression Partners LP/USA Compression Finance Corp., 6.88%, 04/01/26 (Call 04/01/21)(b)	65	65,683
Weatherford International LLC, 9.88%, 03/01/25 (Call 12/01/24)(b)(c)	75	58,845
Weatherford International Ltd.
4.50%, 04/15/22 (Call 01/15/22)(c)	200	147,806
5.95%, 04/15/42 (Call 10/17/41)	25	16,125
6.75%, 09/15/40	25	16,872
7.00%, 03/15/38(c)	100	67,477
7.75%, 06/15/21 (Call 05/15/21)(c)	100	83,125
8.25%, 06/15/23 (Call 03/15/23)(c)	45	34,470
9.88%, 02/15/24 (Call 11/15/23)(c)	125	97,691

		4,504,284

Packaging & Containers — 0.2%
Amcor Finance USA Inc., 4.50%, 05/15/28 (Call 02/15/28)(b)	100	98,448
ARD Finance SA (7.88% PIK), 7.13%, 09/15/23 (Call 09/15/19)(e)	200	194,240
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc.
6.00%, 02/15/25 (Call 02/15/20)(b)	200	187,278
7.25%, 05/15/24 (Call 05/15/19)(b)	200	201,272
Ball Corp.
4.00%, 11/15/23	100	97,271
4.38%, 12/15/20	50	50,061
4.88%, 03/15/26 (Call 12/15/25)	100	98,563
5.00%, 03/15/22	100	101,433
5.25%, 07/01/25	100	100,890
Bemis Co. Inc., 3.10%, 09/15/26 (Call 06/15/26)	25	22,439
Berry Global Inc.
4.50%, 02/15/26 (Call 02/15/21)(b)	65	60,897
5.13%, 07/15/23 (Call 07/15/19)	50	49,752
5.50%, 05/15/22 (Call 05/15/19)	75	75,100
6.00%, 10/15/22 (Call 10/15/19)	50	51,151
BWAY Holding Co.
5.50%, 04/15/24 (Call 04/15/20)(b)	75	71,990
7.25%, 04/15/25 (Call 04/15/20)(b)(c)	200	189,870
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50%, 01/15/23	75	73,622

Security	Par (000)	Value

Packaging & Containers (continued)
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 09/30/26 (Call 03/31/26)	$75	$68,341
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 02/01/26 (Call 02/01/21)(b)	100	94,687
Flex Acquisition Co. Inc.
6.88%, 01/15/25 (Call 01/15/20)(b)	50	46,741
7.88%, 07/15/26 (Call 07/15/21)(b)	55	53,004
Graphic Packaging International LLC
4.13%, 08/15/24 (Call 05/15/24)(c)	51	48,478
4.88%, 11/15/22 (Call 08/15/22)	25	24,938
Intertape Polymer Group Inc., 7.00%, 10/15/26 (Call 10/15/21)(b)	25	25,033
Owens-Brockway Glass Container Inc.
5.00%, 01/15/22(b)	75	74,333
5.88%, 08/15/23(b)	150	149,464
Packaging Corp. of America
3.65%, 09/15/24 (Call 06/15/24)	50	48,775
4.50%, 11/01/23 (Call 08/01/23)	100	102,495
Pactiv LLC, 7.95%, 12/15/25	25	25,898
Plastipak Holdings Inc., 6.25%, 10/15/25 (Call 10/15/20)(b)	100	91,511
Reynolds Group Issuer Inc./Reynolds Group
Issuer LLC/Reynolds Group Issuer Lu
5.13%, 07/15/23 (Call 07/15/19)(b)	215	210,001
5.75%, 10/15/20 (Call 10/15/19)	97	96,914
7.00%, 07/15/24 (Call 07/15/19)(b)	150	150,043
Sealed Air Corp.
4.88%, 12/01/22 (Call 09/01/22)(b)	100	99,069
5.13%, 12/01/24 (Call 09/01/24)(b)	75	73,164
5.25%, 04/01/23 (Call 01/01/23)(b)	75	74,371
5.50%, 09/15/25 (Call 06/15/25)(b)	75	74,130
6.88%, 07/15/33(b)	25	25,749
Sonoco Products Co., 5.75%, 11/01/40 (Call 05/01/40)	25	26,599
W/S Packaging Holdings Inc., 9.00%, 04/15/23 (Call 04/15/20)(b)	25	25,525
WestRock MWV LLC
7.95%, 02/15/31	60	76,567
8.20%, 01/15/30	75	95,791
WestRock RKT Co., 4.90%, 03/01/22	50	51,634

		3,657,532
Pharmaceuticals — 1.4%
AbbVie Inc.
2.30%, 05/14/21 (Call 04/14/21)	75	72,772
2.50%, 05/14/20 (Call 04/14/20)	435	429,471
2.90%, 11/06/22	225	217,712
3.20%, 11/06/22 (Call 09/06/22)	145	141,707
3.20%, 05/14/26 (Call 02/14/26)	275	252,233
3.38%, 11/14/21	150	149,215
3.60%, 05/14/25 (Call 02/14/25)	250	238,665
4.25%, 11/14/28 (Call 08/14/28)	105	101,128
4.30%, 05/14/36 (Call 11/14/35)	65	58,017
4.40%, 11/06/42	325	284,875
4.45%, 05/14/46 (Call 11/14/45)	160	139,018
4.50%, 05/14/35 (Call 11/14/34)	135	124,193
4.70%, 05/14/45 (Call 11/14/44)	300	270,963
4.88%, 11/14/48 (Call 05/14/48)	125	115,334
Allergan Finance LLC
3.25%, 10/01/22 (Call 07/01/22)	45	43,713
4.63%, 10/01/42 (Call 04/01/42)	50	46,093

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments (continued)	iShares® Core Total USD Bond Market ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pharmaceuticals (continued)
Allergan Funding SCS
3.00%, 03/12/20 (Call 02/12/20)	$730	$727,292
3.45%, 03/15/22 (Call 01/15/22)	690	678,367
3.80%, 03/15/25 (Call 12/15/24)	632	609,229
4.55%, 03/15/35 (Call 09/15/34)	505	473,730
4.75%, 03/15/45 (Call 09/15/44)	50	46,745
4.85%, 06/15/44 (Call 12/15/43)	150	141,057
Allergan Inc./U.S., 2.80%, 03/15/23 (Call 12/15/22)	175	166,136
AmerisourceBergen Corp.
3.25%, 03/01/25 (Call 12/01/24)	100	94,375
3.40%, 05/15/24 (Call 02/15/24)	50	47,879
3.45%, 12/15/27 (Call 09/15/27)	125	115,650
4.25%, 03/01/45 (Call 09/01/44)	20	17,329
4.30%, 12/15/47 (Call 06/15/47)	75	65,084
AstraZeneca PLC
2.38%, 11/16/20	345	338,266
2.38%, 06/12/22 (Call 05/12/22)	25	23,852
3.38%, 11/16/25	400	379,856
3.50%, 08/17/23 (Call 07/17/23)	50	49,191
4.00%, 01/17/29 (Call 10/17/28)	75	72,277
4.00%, 09/18/42	125	109,339
4.38%, 11/16/45	125	114,575
6.45%, 09/15/37	300	351,759
Bausch Health Companies Inc.
5.50%, 03/01/23 (Call 03/01/19)(b)	100	94,716
5.50%, 11/01/25 (Call 11/01/20)(b)	130	127,618
5.63%, 12/01/21 (Call 12/01/18)(b)	150	147,750
5.88%, 05/15/23 (Call 05/15/19)(b)	280	267,571
6.13%, 04/15/25 (Call 04/15/20)(b)	325	298,984
6.50%, 03/15/22 (Call 03/15/19)(b)	105	108,703
7.00%, 03/15/24 (Call 03/15/20)(b)	200	209,602
7.50%, 07/15/21 (Call 07/15/19)(b)	92	93,396
9.00%, 12/15/25 (Call 12/15/21)(b)	140	146,054
Bausch Health Companies Inc./U.S.
8.50%, 01/31/27 (Call 01/17/22)(b)	110	112,443
9.25%, 04/01/26 (Call 04/01/22)(b)	125	131,204
Bayer U.S. Finance II LLC
3.88%, 12/15/23 (Call 11/15/23)(b)	250	246,287
4.20%, 07/15/34 (Call 01/15/34)(b)	150	132,630
4.38%, 12/15/28 (Call 09/15/28)(b)	250	241,972
4.40%, 07/15/44 (Call 01/15/44)(b)	179	152,347
4.70%, 07/15/64 (Call 01/15/64)(b)	75	61,037
4.88%, 06/25/48 (Call 12/25/47)(b)	200	186,226
Bristol-Myers Squibb Co.
2.00%, 08/01/22	132	125,739
3.25%, 02/27/27	275	264,008
3.25%, 08/01/42	50	41,778
4.50%, 03/01/44 (Call 09/01/43)	100	101,462
Cardinal Health Inc.
2.62%, 06/15/22 (Call 05/15/22)	260	248,516
3.08%, 06/15/24 (Call 04/15/24)	125	117,051
3.41%, 06/15/27 (Call 03/15/27)	145	131,313
3.75%, 09/15/25 (Call 06/15/25)	150	142,777
4.37%, 06/15/47 (Call 12/15/46)	300	252,981
4.60%, 03/15/43	55	48,623
CVS Health Corp.
2.13%, 06/01/21 (Call 05/01/21)	375	361,811
2.75%, 12/01/22 (Call 09/01/22)	250	238,932
2.80%, 07/20/20 (Call 06/20/20)	325	321,438
2.88%, 06/01/26 (Call 03/01/26)	255	230,800

Security	Par (000)	Value

Pharmaceuticals (continued)
3.13%, 03/09/20	$100	$99,703
3.35%, 03/09/21	315	313,422
3.38%, 08/12/24 (Call 05/12/24)	100	95,958
3.50%, 07/20/22 (Call 05/20/22)	225	222,547
3.70%, 03/09/23 (Call 02/09/23)	375	370,219
3.88%, 07/20/25 (Call 04/20/25)	65	63,218
4.00%, 12/05/23 (Call 09/05/23)	185	183,942
4.30%, 03/25/28 (Call 12/25/27)	500	487,240
4.78%, 03/25/38 (Call 09/25/37)	650	625,287
4.88%, 07/20/35 (Call 01/20/35)	210	203,752
5.05%, 03/25/48 (Call 09/25/47)	799	778,154
5.13%, 07/20/45 (Call 01/20/45)	180	176,420
5.30%, 12/05/43 (Call 06/05/43)	50	50,002
Elanco Animal Health Inc.
3.91%, 08/27/21(b)	40	39,945
4.27%, 08/28/23 (Call 07/28/23)(b)	70	69,729
4.90%, 08/28/28 (Call 05/28/28)(b)	85	85,191
Eli Lilly & Co.
2.35%, 05/15/22	15	14,495
2.75%, 06/01/25 (Call 03/01/25)	250	235,997
3.10%, 05/15/27 (Call 02/15/27)	140	133,389
3.70%, 03/01/45 (Call 09/01/44)	130	117,877
3.95%, 05/15/47 (Call 11/15/46)	25	23,491
5.55%, 03/15/37	20	22,909
EMD Finance LLC, 3.25%, 03/19/25 (Call 12/19/24)(b)	200	189,162
Endo Dac/Endo Finance LLC/Endo Finco Inc., 6.00%, 02/01/25 (Call 02/01/20)(b)	200	167,500
Endo Finance LLC, 5.75%, 01/15/22 (Call 01/15/19)(b)	50	45,402
Endo Finance LLC/Endo Finco Inc.
5.38%, 01/15/23 (Call 07/15/19)(b)	200	170,810
7.25%, 01/15/22 (Call 07/15/19)(b)	75	71,261
Express Scripts Holding Co.
3.00%, 07/15/23 (Call 05/15/23)	25	23,922
3.40%, 03/01/27 (Call 12/01/26)	60	55,093
3.50%, 06/15/24 (Call 03/15/24)	50	48,491
3.90%, 02/15/22	275	275,962
4.50%, 02/25/26 (Call 11/27/25)	260	261,157
4.75%, 11/15/21	160	164,736
4.80%, 07/15/46 (Call 01/15/46)	325	305,805
6.13%, 11/15/41	5	5,458
GlaxoSmithKline Capital Inc.
2.80%, 03/18/23	35	33,864
3.38%, 05/15/23	250	247,472
3.63%, 05/15/25	210	208,003
3.88%, 05/15/28	250	249,562
4.20%, 03/18/43	25	24,316
5.38%, 04/15/34	25	27,796
6.38%, 05/15/38	234	291,300
GlaxoSmithKline Capital PLC
2.85%, 05/08/22	175	170,940
3.13%, 05/14/21	250	248,647
HLF Financing Sarl LLC/Herbalife International Inc., 7.25%, 08/15/26 (Call 08/15/21)(b)	50	50,604
Johnson & Johnson
1.65%, 03/01/21 (Call 02/01/21)	200	193,324
1.95%, 11/10/20	3	2,936
2.05%, 03/01/23 (Call 01/01/23)	50	47,672
2.45%, 03/01/26 (Call 12/01/25)	255	235,240
2.63%, 01/15/25 (Call 11/15/24)	50	47,515
2.90%, 01/15/28 (Call 10/15/27)	7	6,534

56	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® Core Total USD Bond Market ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pharmaceuticals (continued)
2.95%, 03/03/27 (Call 12/03/26)	$85	$80,454
3.38%, 12/05/23	150	151,003
3.50%, 01/15/48 (Call 07/15/47)	10	8,771
3.55%, 03/01/36 (Call 09/01/35)	150	138,495
3.63%, 03/03/37 (Call 09/03/36)	140	129,724
3.70%, 03/01/46 (Call 09/01/45)	455	413,017
3.75%, 03/03/47 (Call 09/03/46)	200	182,516
4.38%, 12/05/33 (Call 06/05/33)	45	47,134
5.95%, 08/15/37	85	102,970
McKesson Corp.
3.80%, 03/15/24 (Call 12/15/23)	150	147,679
3.95%, 02/16/28 (Call 11/16/27)	85	81,387
Mead Johnson Nutrition Co.
3.00%, 11/15/20	167	165,926
4.13%, 11/15/25 (Call 08/15/25)	225	225,304
4.90%, 11/01/19	2	2,033
Merck & Co. Inc.
2.35%, 02/10/22	140	135,825
2.40%, 09/15/22 (Call 03/15/22)	145	139,747
2.75%, 02/10/25 (Call 11/10/24)	425	402,866
2.80%, 05/18/23	150	145,669
3.70%, 02/10/45 (Call 08/10/44)	165	149,630
3.88%, 01/15/21 (Call 10/15/20)	30	30,434
4.15%, 05/18/43	150	146,011
Mylan Inc.
4.55%, 04/15/28 (Call 01/15/28)(b)	300	278,727
5.40%, 11/29/43 (Call 05/29/43)	43	37,696
Mylan NV
3.15%, 06/15/21 (Call 05/15/21)	140	136,829
3.95%, 06/15/26 (Call 03/15/26)	200	183,882
5.25%, 06/15/46 (Call 12/15/45)	245	210,163
Novartis Capital Corp.
1.80%, 02/14/20	55	54,166
2.40%, 05/17/22 (Call 04/17/22)	380	367,065
2.40%, 09/21/22	100	96,298
3.00%, 11/20/25 (Call 08/20/25)	100	94,957
3.10%, 05/17/27 (Call 02/17/27)	200	189,822
3.40%, 05/06/24	60	59,468
4.00%, 11/20/45 (Call 05/20/45)	50	47,624
4.40%, 05/06/44	335	339,559
NVA Holdings Inc./United States, 6.88%, 04/01/26 (Call 04/01/21)(b)	25	24,779
Perrigo Finance Unlimited Co.
3.90%, 12/15/24 (Call 09/15/24)	200	192,374
4.38%, 03/15/26 (Call 12/15/25)	200	193,696
Pfizer Inc.
1.70%, 12/15/19	270	266,495
2.20%, 12/15/21	100	97,005
2.75%, 06/03/26	125	116,569
3.00%, 09/15/21	50	49,836
3.00%, 06/15/23	173	169,836
3.00%, 12/15/26	259	245,177
3.20%, 09/15/23 (Call 08/15/23)	50	49,492
3.40%, 05/15/24	50	49,643
3.60%, 09/15/28 (Call 06/15/28)	50	48,752
4.00%, 12/15/36	20	19,144
4.13%, 12/15/46	150	142,876
4.30%, 06/15/43	70	68,130
4.40%, 05/15/44	135	133,192
5.60%, 09/15/40	25	28,637

Security	Par (000)	Value

Pharmaceuticals (continued)
5.80%, 08/12/23	$350	$386,169
7.20%, 03/15/39	240	322,733
Sanofi
3.38%, 06/19/23 (Call 05/19/23)	100	99,484
3.63%, 06/19/28 (Call 03/19/28)	100	98,059
Shire Acquisitions Investments Ireland DAC
2.40%, 09/23/21 (Call 08/23/21)	457	439,223
2.88%, 09/23/23 (Call 07/23/23)	335	316,036
3.20%, 09/23/26 (Call 06/23/26)	248	225,338
Teva Pharmaceutical Finance Co. BV 2.95%, 12/18/22	200	181,610
Series 2, 3.65%, 11/10/21	50	47,971
Teva Pharmaceutical Finance Co. LLC, 6.15%, 02/01/36	80	75,520
Teva Pharmaceutical Finance IV LLC, 2.25%, 03/18/20	125	121,600
Teva Pharmaceutical Finance Netherlands III BV
1.70%, 07/19/19	250	246,025
2.20%, 07/21/21	275	256,594
2.80%, 07/21/23	295	260,202
3.15%, 10/01/26	250	203,750
4.10%, 10/01/46	270	186,319
6.75%, 03/01/28 (Call 12/01/27)	200	204,572
Wyeth LLC, 5.95%, 04/01/37	340	398,919
Zoetis Inc.
3.00%, 09/12/27 (Call 06/15/27)	105	95,820
3.25%, 08/20/21	50	49,738
3.25%, 02/01/23 (Call 11/01/22)	50	49,048
3.45%, 11/13/20 (Call 10/13/20)	30	30,050
3.90%, 08/20/28 (Call 05/20/28)	85	82,543
3.95%, 09/12/47 (Call 03/12/47)	75	65,615
4.45%, 08/20/48 (Call 02/20/48)	50	47,215
4.50%, 11/13/25 (Call 08/13/25)	205	209,407
4.70%, 02/01/43 (Call 08/01/42)	50	49,055

		32,743,336
Pipelines — 1.0%
Abu Dhabi Crude Oil Pipeline LLC, 4.60%, 11/02/47(d)	200	189,462
American Midstream Partners LP/American Midstream Finance Corp., 9.50%, 12/15/21 (Call 12/15/18)(b)	95	93,131
Andeavor Logistics LP/Tesoro Logistics Finance Corp.
3.50%, 12/01/22 (Call 11/01/22)	63	61,573
5.20%, 12/01/47 (Call 06/01/47)	25	23,132
5.25%, 01/15/25 (Call 01/15/21)	310	316,206
6.25%, 10/15/22 (Call 10/15/19)	37	38,125
6.38%, 05/01/24 (Call 05/01/19)	125	132,282
Antero Midstream Partners LP/Antero Midstream Finance Corp., 5.38%, 09/15/24 (Call 09/15/19)	75	73,141
APT Pipelines Ltd., 4.20%, 03/23/25 (Call 12/23/24)(b)	75	73,516
Blue Racer Midstream LLC/Blue Racer Finance Corp. 6.13%, 11/15/22 (Call 11/15/18)(b)	25	25,558
6.63%, 07/15/26 (Call 07/15/21)(b)	25	25,378
Boardwalk Pipelines LP, 5.95%, 06/01/26 (Call 03/01/26)	135	140,705
Buckeye Partners LP
3.95%, 12/01/26 (Call 09/01/26)	50	45,496
4.15%, 07/01/23 (Call 04/01/23)	75	73,044
5.60%, 10/15/44 (Call 04/15/44)	50	43,665
6.38%, 01/22/78 (Call 01/22/23)(a)(f)	50	45,748
Cheniere Corpus Christi Holdings LLC
5.13%, 06/30/27 (Call 01/01/27)	85	83,195
5.88%, 03/31/25 (Call 10/02/24)	170	175,187
7.00%, 06/30/24 (Call 01/01/24)	100	108,153

S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments (continued)	iShares® Core Total USD Bond Market ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pipelines (continued)
Cheniere Energy Partners LP
5.25%, 10/01/25 (Call 10/01/20)	$180	$176,632
5.63%, 10/01/26 (Call 10/01/21)(b)	105	103,239
Colonial Pipeline Co., 3.75%, 10/01/25 (Call 07/01/25)(b)	50	49,238
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.
5.75%, 04/01/25 (Call 04/01/20)	100	99,897
6.25%, 04/01/23 (Call 04/01/19)	100	101,730
DCP Midstream Operating LP
3.88%, 03/15/23 (Call 12/15/22)	100	96,528
4.75%, 09/30/21 (Call 06/30/21)(b)	50	50,124
4.95%, 04/01/22 (Call 01/01/22)	25	25,148
5.35%, 03/15/20(b)	175	177,046
5.38%, 07/15/25 (Call 04/15/25)	30	30,383
5.60%, 04/01/44 (Call 10/01/43)	50	45,253
5.85%, 05/21/43 (Call 05/21/23)(a)(b)(f)	75	67,021
6.75%, 09/15/37(b)	50	52,169
8.13%, 08/16/30	25	28,798
Delek Logistics Partners LP/Delek Logistics Finance Corp., 6.75%, 05/15/25 (Call 05/15/20)	6	5,934
Enable Midstream Partners LP
3.90%, 05/15/24 (Call 02/15/24)	215	206,985
4.40%, 03/15/27 (Call 12/15/26)	50	47,336
4.95%, 05/15/28 (Call 02/15/28)	105	102,900
5.00%, 05/15/44 (Call 11/15/43)	25	21,505
Enbridge Energy Partners LP
4.38%, 10/15/20 (Call 09/15/20)	80	81,081
5.50%, 09/15/40 (Call 03/15/40)	30	30,644
5.88%, 10/15/25 (Call 07/15/25)	105	113,652
Series B, 7.50%, 04/15/38	10	12,223
Enbridge Inc.
3.50%, 06/10/24 (Call 03/10/24)	130	125,398
3.70%, 07/15/27 (Call 04/15/27)	65	61,084
4.25%, 12/01/26 (Call 09/01/26)	105	102,955
5.50%, 12/01/46 (Call 05/29/46)	85	88,802
Energy Transfer LP
4.25%, 03/15/23 (Call 12/15/22)	110	109,011
5.50%, 06/01/27 (Call 03/01/27)	100	101,614
5.88%, 01/15/24 (Call 10/15/23)	50	52,514
7.50%, 10/15/20	150	158,907
Energy Transfer Operating LP
3.60%, 02/01/23 (Call 11/01/22)	275	267,795
4.05%, 03/15/25 (Call 12/15/24)	115	110,321
4.75%, 01/15/26 (Call 10/15/25)	100	98,644
4.90%, 03/15/35 (Call 09/15/34)	390	350,668
5.15%, 02/01/43 (Call 08/01/42)	55	48,463
5.15%, 03/15/45 (Call 09/15/44)	100	87,867
5.20%, 02/01/22 (Call 11/01/21)	400	413,428
5.30%, 04/15/47 (Call 10/15/46)	40	35,996
6.13%, 12/15/45 (Call 06/15/45)	190	188,448
6.50%, 02/01/42 (Call 08/01/41)	215	222,888
7.50%, 07/01/38	50	57,352
Energy Transfer Partners LP/Regency Energy Finance Corp.
5.00%, 10/01/22 (Call 07/01/22)	25	25,746
5.88%, 03/01/22 (Call 01/01/22)	260	273,741
EnLink Midstream Partners LP
4.15%, 06/01/25 (Call 03/01/25)	38	35,338
4.40%, 04/01/24 (Call 01/01/24)	75	72,244
4.85%, 07/15/26 (Call 04/15/26)	75	70,935

Security	Par (000)	Value

Pipelines (continued)
5.05%, 04/01/45 (Call 10/01/44)	$100	$81,000
5.60%, 04/01/44 (Call 10/01/43)	50	42,843
Enterprise Products Operating LLC
2.85%, 04/15/21 (Call 03/15/21)	30	29,520
3.35%, 03/15/23 (Call 12/15/22)	525	513,655
3.50%, 02/01/22	100	99,517
3.70%, 02/15/26 (Call 11/15/25)	50	48,350
3.75%, 02/15/25 (Call 11/15/24)	150	147,025
3.95%, 02/15/27 (Call 11/15/26)	130	127,209
4.15%, 10/16/28 (Call 07/16/28)	100	98,065
4.25%, 02/15/48 (Call 08/15/47)	250	220,572
4.45%, 02/15/43 (Call 08/15/42)	10	9,167
4.80%, 02/01/49 (Call 08/01/48)	25	23,997
4.85%, 08/15/42 (Call 02/15/42)	126	121,223
4.85%, 03/15/44 (Call 09/15/43)	240	231,221
4.90%, 05/15/46 (Call 11/15/45)	205	199,440
4.95%, 10/15/54 (Call 04/15/54)	50	47,147
5.10%, 02/15/45 (Call 08/15/44)	70	69,606
5.20%, 09/01/20	40	41,221
5.70%, 02/15/42	20	21,378
6.45%, 09/01/40	25	28,853
7.55%, 04/15/38	65	82,725
Series H, 6.65%, 10/15/34	25	29,193
Series J, 5.75%, 03/01/35	100	105,687
EQM Midstream Partners LP
4.75%, 07/15/23 (Call 06/15/23)	100	100,884
5.50%, 07/15/28 (Call 04/15/28)	100	99,901
Genesis Energy LP/Genesis Energy Finance Corp.
6.00%, 05/15/23 (Call 05/15/19)	75	70,895
6.25%, 05/15/26 (Call 02/15/21)	100	90,750
6.50%, 10/01/25 (Call 10/01/20)	25	23,160
6.75%, 08/01/22 (Call 08/01/19)	100	100,778
Gulfstream Natural Gas System LLC, 4.60%, 09/15/25 (Call 06/15/25)(b)	50	50,574
Holly Energy Partners LP/Holly Energy Finance Corp., 6.00%, 08/01/24 (Call 08/01/19)(b)	50	50,334
Kinder Morgan Energy Partners LP
3.50%, 09/01/23 (Call 06/01/23)	25	24,320
3.95%, 09/01/22 (Call 06/01/22)	50	50,108
4.15%, 02/01/24 (Call 11/01/23)	50	49,680
5.00%, 10/01/21 (Call 07/01/21)	25	25,787
5.00%, 03/01/43 (Call 09/01/42)	35	32,192
5.30%, 09/15/20	100	102,975
5.40%, 09/01/44 (Call 03/01/44)	50	48,464
5.50%, 03/01/44 (Call 09/01/43)	60	58,849
6.85%, 02/15/20	25	26,066
6.95%, 01/15/38	175	200,149
Kinder Morgan Inc./DE
3.05%, 12/01/19 (Call 11/01/19)	500	498,220
3.15%, 01/15/23 (Call 12/15/22)	124	119,653
4.30%, 06/01/25 (Call 03/01/25)	650	646,477
4.30%, 03/01/28 (Call 12/01/27)	150	145,315
5.05%, 02/15/46 (Call 08/15/45)	86	80,704
5.30%, 12/01/34 (Call 06/01/34)	175	174,139
5.55%, 06/01/45 (Call 12/01/44)	430	432,584
7.75%, 01/15/32	7	8,630
7.80%, 08/01/31	75	91,028
Magellan Midstream Partners LP
3.20%, 03/15/25 (Call 12/15/24)	50	47,096
4.20%, 12/01/42 (Call 06/01/42)	25	21,873

58	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® Core Total USD Bond Market ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pipelines (continued)
4.20%, 10/03/47 (Call 04/03/47)	$80	$70,175
5.00%, 03/01/26 (Call 12/01/25)	50	52,153
5.15%, 10/15/43 (Call 04/15/43)	75	75,402
Martin Midstream Partners LP/Martin Midstream Finance Corp., 7.25%, 02/15/21 (Call 02/15/19)	15	14,864
MPLX LP
4.00%, 02/15/25 (Call 11/15/24)	30	29,194
4.00%, 03/15/28 (Call 12/15/27)	50	46,958
4.13%, 03/01/27 (Call 12/01/26)	150	143,064
4.50%, 04/15/38 (Call 10/15/37)	105	93,637
4.70%, 04/15/48 (Call 10/15/47)	130	113,981
4.88%, 12/01/24 (Call 09/01/24)	490	502,319
4.88%, 06/01/25 (Call 03/01/25)	35	35,657
4.90%, 04/15/58 (Call 10/15/57)	50	43,211
5.20%, 03/01/47 (Call 09/01/46)	145	135,994
5.50%, 02/15/23 (Call 08/15/19)	167	169,478
NGPL PipeCo LLC
4.38%, 08/15/22 (Call 05/15/22)(b)	40	39,508
4.88%, 08/15/27 (Call 02/15/27)(b)	100	96,585
7.77%, 12/15/37(b)	75	87,961
Northwest Pipeline LLC, 4.00%, 04/01/27 (Call 01/01/27)(b)	90	85,404
NuStar Logistics LP, 5.63%, 04/28/27 (Call 01/28/27)	50	47,797
Oleoducto Central SA, 4.00%, 05/07/21(c)(d)	400	396,484
ONEOK Inc.
4.00%, 07/13/27 (Call 04/13/27)	115	109,521
4.25%, 02/01/22 (Call 11/02/21)	25	25,192
4.55%, 07/15/28 (Call 04/15/28)	110	107,749
4.95%, 07/13/47 (Call 01/06/47)	25	23,449
5.20%, 07/15/48 (Call 01/15/48)	75	72,573
7.50%, 09/01/23 (Call 06/01/23)	60	68,008
ONEOK Partners LP
3.38%, 10/01/22 (Call 04/01/22)	210	205,582
4.90%, 03/15/25 (Call 12/15/24)	50	51,167
5.00%, 09/15/23 (Call 06/15/23)	200	206,842
6.20%, 09/15/43 (Call 03/15/43)	100	105,913
PBF Logistics LP/PBF Logistics Finance Corp., 6.88%, 05/15/23 (Call 05/15/19)	25	25,439
Phillips 66 Partners LP
3.55%, 10/01/26 (Call 07/01/26)	100	92,695
3.75%, 03/01/28 (Call 01/01/27)	75	69,595
Plains All American Pipeline LP/PAA Finance Corp.
2.60%, 12/15/19 (Call 11/15/19)	150	148,690
3.60%, 11/01/24 (Call 08/01/24)	250	237,757
3.65%, 06/01/22 (Call 03/01/22)	89	87,342
4.30%, 01/31/43 (Call 07/31/42)	25	20,226
4.50%, 12/15/26 (Call 09/15/26)	375	363,577
4.65%, 10/15/25 (Call 07/15/25)	160	158,138
4.90%, 02/15/45 (Call 08/15/44)	50	44,193
5.00%, 02/01/21 (Call 11/01/20)	45	45,922
5.15%, 06/01/42 (Call 12/01/41)	100	90,091
5.75%, 01/15/20	130	132,209
Rockies Express Pipeline LLC
5.63%, 04/15/20(b)	50	51,104
6.88%, 04/15/40(b)	50	54,399
7.50%, 07/15/38(b)	25	28,669
Sabine Pass Liquefaction LLC
4.20%, 03/15/28 (Call 09/15/27)	61	58,078
5.00%, 03/15/27 (Call 09/15/26)	190	191,731
5.63%, 02/01/21 (Call 11/01/20)	125	129,327

Security	Par (000)	Value

Pipelines (continued)
5.63%, 04/15/23 (Call 01/15/23)	$250	$262,927
5.63%, 03/01/25 (Call 12/01/24)	311	324,728
5.75%, 05/15/24 (Call 02/15/24)	100	105,920
5.88%, 06/30/26 (Call 12/31/25)	220	233,662
SemGroup Corp.
6.38%, 03/15/25 (Call 03/15/20)	51	49,293
7.25%, 03/15/26 (Call 03/15/21)	50	48,514
Spectra Energy Partners LP
3.38%, 10/15/26 (Call 07/15/26)	75	69,386
3.50%, 03/15/25 (Call 12/15/24)	100	95,126
4.50%, 03/15/45 (Call 09/15/44)	40	36,368
Summit Midstream Holdings LLC/Summit Midstream Finance Corp.
5.50%, 08/15/22 (Call 08/15/19)	50	49,534
5.75%, 04/15/25 (Call 04/15/20)	70	67,017
Sunoco Logistics Partners Operations LP
4.00%, 10/01/27 (Call 07/01/27)	65	60,022
5.35%, 05/15/45 (Call 11/15/44)	150	134,899
5.40%, 10/01/47 (Call 04/01/47)	50	45,478
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.
5.50%, 09/15/24 (Call 09/15/19)(b)	50	50,358
5.50%, 01/15/28 (Call 01/15/23)(b)	130	128,600
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
4.13%, 11/15/19 (Call 11/15/18)	20	20,000
4.25%, 11/15/23 (Call 05/15/19)	50	48,043
5.00%, 01/15/28 (Call 01/15/23)	100	94,914
5.13%, 02/01/25 (Call 02/01/20)	95	92,631
5.25%, 05/01/23 (Call 11/01/18)	25	24,967
5.38%, 02/01/27 (Call 02/01/22)	25	24,384
5.88%, 04/15/26 (Call 04/15/21)(b)	70	70,379
6.75%, 03/15/24 (Call 09/15/19)	25	26,184
TC PipeLines LP, 4.38%, 03/13/25 (Call 12/13/24)	25	24,510
Texas Eastern Transmission LP, 4.15%, 01/15/48 (Call 07/15/47)(b)	230	197,956
TransCanada PipeLines Ltd.
2.13%, 11/15/19	55	54,349
2.50%, 08/01/22	185	176,816
4.25%, 05/15/28 (Call 02/15/28)	200	196,144
4.63%, 03/01/34 (Call 12/01/33)	50	47,944
4.75%, 05/15/38 (Call 11/15/37)	100	97,662
4.88%, 01/15/26 (Call 10/15/25)	105	108,100
4.88%, 05/15/48 (Call 11/15/47)	50	48,282
5.00%, 10/16/43 (Call 04/16/43)	15	14,664
5.85%, 03/15/36	50	53,957
6.20%, 10/15/37	15	16,742
7.63%, 01/15/39	415	531,312
Transcontinental Gas Pipe Line Co. LLC
4.45%, 08/01/42 (Call 02/01/42)	100	90,026
4.60%, 03/15/48 (Call 09/15/47)	25	22,945
5.40%, 08/15/41 (Call 02/15/41)	15	15,469
7.85%, 02/01/26 (Call 11/01/25)	87	104,848
Valero Energy Partners LP, 4.50%, 03/15/28 (Call 12/15/27)	15	14,788
Western Gas Partners LP
3.95%, 06/01/25 (Call 03/01/25)	125	116,626
4.65%, 07/01/26 (Call 04/01/26)	75	72,267
5.30%, 03/01/48 (Call 09/01/47)	100	87,697

S C H E D U L E O F I N V E S T M E N T S	59

Schedule of Investments (continued)	iShares® Core Total USD Bond Market ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pipelines (continued)
5.38%, 06/01/21 (Call 03/01/21)	$50	$51,519
5.50%, 08/15/48 (Call 02/15/48)	50	44,873
Williams Companies Inc. (The)
3.35%, 08/15/22 (Call 05/15/22)	95	92,492
3.60%, 03/15/22 (Call 01/15/22)	280	275,834
3.70%, 01/15/23 (Call 10/15/22)	75	73,738
3.75%, 06/15/27 (Call 03/15/27)	100	93,271
3.90%, 01/15/25 (Call 10/15/24)	100	96,599
4.00%, 09/15/25 (Call 06/15/25)	75	72,600
4.30%, 03/04/24 (Call 12/04/23)	150	149,851
4.55%, 06/24/24 (Call 03/24/24)	160	161,200
4.90%, 01/15/45 (Call 07/15/44)	100	92,163
5.25%, 03/15/20	25	25,558
5.40%, 03/04/44 (Call 09/04/43)	15	14,673
5.75%, 06/24/44 (Call 12/24/43)	100	101,864
5.80%, 11/15/43 (Call 05/15/43)	25	25,757
6.30%, 04/15/40	300	321,546
7.88%, 09/01/21	50	55,103
Series A, 7.50%, 01/15/31	25	29,712

		23,862,316
Private Equity — 0.0%
Apollo Management Holdings LP
4.40%, 05/27/26 (Call 02/27/26)(b)	25	24,551
5.00%, 03/15/48 (Call 09/15/47)(b)	75	70,737
Carlyle Finance LLC, 5.65%, 09/15/48 (Call 03/15/48)(b)	100	96,812
KKR Group Finance Co. III LLC, 5.13%, 06/01/44 (Call 12/01/43)(b)	85	82,257

		274,357
Real Estate — 0.3%
Agile Group Holdings Ltd., 8.50%, 07/18/21 (Call 07/18/20)(d)	200	195,212
Brookfield Asset Management Inc., 4.00%, 01/15/25 (Call 10/15/24)	25	24,461
CBRE Services Inc.
4.88%, 03/01/26 (Call 12/01/25)	210	212,415
5.25%, 03/15/25 (Call 12/15/24)	10	10,345
China Evergrande Group
7.50%, 06/28/23 (Call 06/28/20)(d)	400	322,044
8.75%, 06/28/25 (Call 06/28/21)(d)	411	323,046
China Overseas Finance Cayman III Ltd., 5.38%, 10/29/23(d)	600	622,038
China Overseas Finance Cayman VI Ltd., 5.95%, 05/08/24(d)	200	212,224
Country Garden Holdings Co. Ltd.
7.25%, 04/04/21 (Call 10/04/19)(d)	200	195,654
7.50%, 03/09/20 (Call 03/09/19)(d)	200	200,032
CSCEC Finance Cayman II Ltd., 2.70%, 06/14/21(d)	200	193,592
Ezdan Sukuk Co. Ltd., 4.38%, 05/18/21(d)	400	337,504
Five Point Operating Co. LP/Five Point Capital Corp., 7.88%, 11/15/25 (Call 11/15/20)(b)	25	24,775
Franshion Development Ltd., 6.75%, 04/15/21(b)	200	209,372
GLP Pte Ltd., 3.88%, 06/04/25(d)	200	177,470
Greenland Global Investment Ltd., 5.88%, 07/03/24(d)	200	164,222
Greystar Real Estate Partners LLC, 5.75%, 12/01/25 (Call 12/01/20)(b)	60	58,606
Howard Hughes Corp. (The), 5.38%, 03/15/25 (Call 03/15/20)(b)	100	96,055
Hunt Companies Inc., 6.25%, 02/15/26 (Call 02/15/21)(b)	135	125,744

Security	Par (000)	Value

Real Estate (continued)
Kaisa Group Holdings Ltd., 9.38%, 06/30/24 (Call 06/30/21)(d)	$200	$130,170
Kennedy-Wilson Inc., 5.88%, 04/01/24 (Call 04/01/19)	132	127,310
KWG Group Holdings Ltd., 8.98%, 01/14/19 (Call 11/30/18)(d)	200	200,644
Mitsui Fudosan Co. Ltd., 2.95%, 01/23/23 (Call 12/23/22)(b)	200	193,722
Ontario Teachers’ Cadillac Fairview Properties Trust, 3.13%, 03/20/22 (Call 02/20/22)(b)	250	244,955
Realogy Group LLC/Realogy Co-Issuer Corp.
4.88%, 06/01/23 (Call 03/01/23)(b)(c)	50	45,384
5.25%,12/01/21 (Call 12/01/18)(b)(c)	25	24,630
Shimao Property Holdings Ltd., 8.38%, 02/10/22 (Call 02/10/19)(d)	575	584,097
Shui On Development Holding Ltd., 5.70%, 02/06/21(d)	200	195,402
Sinochem Offshore Capital Co. Ltd., 3.12%, 05/24/22(d)	200	193,062
Sinochem Overseas Capital Co. Ltd.
4.50%, 11/12/20(b)	100	101,171
6.30%, 11/12/40(b)	200	232,000
Sino-Ocean Land Treasure Finance I Ltd., 6.00%, 07/30/24(d)	200	195,478
Sun Hung Kai Properties Capital Market Ltd., 3.63%, 01/16/23(d)	200	198,248
Swire Properties MTN Financing Ltd., 3.63%, 01/13/26(d)	600	574,950
WEA Finance LLC, 4.13%, 09/20/28 (Call 06/20/28)(b)	100	98,185
WeWork Companies Inc., 7.88%, 05/01/25(b)(c)	75	69,274

		7,113,493
Real Estate Investment Trusts — 0.9%
Alexandria Real Estate Equities Inc.
3.45%, 04/30/25 (Call 02/28/25)	55	52,389
4.50%, 07/30/29 (Call 04/30/29)	200	197,246
4.60%, 04/01/22 (Call 01/01/22)	190	194,682
American Campus Communities Operating Partnership LP
3.35%, 10/01/20 (Call 09/01/20)	75	74,626
3.63%, 11/15/27 (Call 08/15/27)	25	23,209
American Homes 4 Rent LP, 4.25%, 02/15/28 (Call 11/15/27)	95	90,461
American Tower Corp.
3.00%, 06/15/23	90	86,278
3.13%, 01/15/27 (Call 10/15/26)	100	89,731
3.30%, 02/15/21 (Call 01/15/21)	175	173,595
3.38%, 10/15/26 (Call 07/15/26)	75	69,078
3.45%, 09/15/21	150	148,995
3.50%, 01/31/23	230	225,522
3.55%, 07/15/27 (Call 04/15/27)	105	96,627
3.60%, 01/15/28 (Call 10/15/27)	100	91,972
4.00%, 06/01/25 (Call 03/01/25)	50	48,738
4.40%, 02/15/26 (Call 11/15/25)	25	24,731
4.70%, 03/15/22	25	25,654
5.00%, 02/15/24	25	25,910
5.90%, 11/01/21	25	26,467
AvalonBay Communities Inc.
2.90%, 10/15/26 (Call 07/15/26)	25	23,117
2.95%, 05/11/26 (Call 02/11/26)	75	69,930
3.35%, 05/15/27 (Call 02/15/27)	50	47,440
3.45%, 06/01/25 (Call 03/03/25)	80	77,585
Boston Properties LP
2.75%, 10/01/26 (Call 07/01/26)	130	116,666
3.13%, 09/01/23 (Call 06/01/23)	50	48,315
3.65%, 02/01/26 (Call 11/03/25)	130	124,812

60	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® Core Total USD Bond Market ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
3.80%, 02/01/24 (Call 11/01/23)	$100	$98,964
3.85%, 02/01/23 (Call 11/01/22)	300	299,868
4.13%, 05/15/21 (Call 02/15/21)	23	23,301
Brandywine Operating Partnership LP, 3.95%, 11/15/27 (Call 08/15/27)	125	117,280
Brixmor Operating Partnership LP
3.25%, 09/15/23 (Call 07/15/23)	25	23,866
3.65%, 06/15/24 (Call 04/15/24)	50	48,011
3.85%, 02/01/25 (Call 11/01/24)	40	38,207
3.88%, 08/15/22 (Call 06/15/22)	175	173,985
3.90%, 03/15/27 (Call 12/15/26)	155	145,309
4.13%, 06/15/26 (Call 03/15/26)	100	95,927
Camden Property Trust, 3.50%, 09/15/24 (Call 06/15/24)	100	97,629
CBL & Associates LP
4.60%, 10/15/24 (Call 07/15/24)	60	48,073
5.25%, 12/01/23 (Call 09/01/23)(c)	75	63,004
5.95%, 12/15/26 (Call 09/15/26)(c)	50	41,854
CC Holdings GS V LLC/Crown Castle GS III Corp., 3.85%, 04/15/23	250	247,407
Columbia Property Trust Operating Partnership LP, 3.65%, 08/15/26 (Call 05/15/26)	100	92,110
CoreCivic Inc.
4.75%, 10/15/27 (Call 07/15/27)	50	42,884
5.00%, 10/15/22 (Call 07/15/22)	50	48,355
Corporate Office Properties LP, 5.00%, 07/01/25 (Call 04/01/25)	80	80,570
Crown Castle International Corp.
2.25%, 09/01/21 (Call 08/01/21)	175	168,136
3.15%, 07/15/23 (Call 06/15/23)	25	23,998
3.40%, 02/15/21 (Call 01/15/21)	10	9,939
3.65%, 09/01/27 (Call 06/01/27)	90	83,324
3.70%, 06/15/26 (Call 03/15/26)	150	141,645
3.80%, 02/15/28 (Call 11/15/27)	25	23,317
4.45%, 02/15/26 (Call 11/15/25)	50	49,573
4.75%, 05/15/47 (Call 11/15/46)	50	46,690
4.88%, 04/15/22	199	204,946
5.25%, 01/15/23	90	93,949
CTR Partnership LP/CareTrust Capital Corp., 5.25%, 06/01/25 (Call 06/01/20)	75	73,121
CyrusOne LP/CyrusOne Finance Corp.
5.00%, 03/15/24 (Call 03/15/20)	100	99,961
5.38%, 03/15/27 (Call 03/15/22)	50	49,719
Digital Realty Trust LP
3.70%, 08/15/27 (Call 06/15/27)	50	46,784
3.95%, 07/01/22 (Call 05/01/22)	270	270,994
4.75%, 10/01/25 (Call 07/01/25)	50	50,870
Duke Realty LP, 4.38%, 06/15/22 (Call 03/15/22)	225	229,405
EPR Properties
4.50%, 06/01/27 (Call 03/01/27)	75	70,892
4.75%, 12/15/26 (Call 09/15/26)	25	24,174
5.75%, 08/15/22 (Call 05/15/22)	40	41,667
Equinix Inc.
5.38%, 01/01/22 (Call 01/01/19)	75	76,527
5.38%, 04/01/23 (Call 04/01/19)	125	126,967
5.38%, 05/15/27 (Call 05/15/22)	100	98,998
5.75%, 01/01/25 (Call 01/01/20)	50	50,923
5.88%, 01/15/26 (Call 01/15/21)	125	126,747
ERP Operating LP
2.85%, 11/01/26 (Call 08/01/26)	54	49,637
3.25%, 08/01/27 (Call 05/01/27)	50	47,028

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
4.50%, 07/01/44 (Call 01/01/44)	$60	$58,772
4.50%, 06/01/45 (Call 12/01/44)	40	39,073
4.63%, 12/15/21 (Call 09/15/21)	75	77,290
ESH Hospitality Inc., 5.25%, 05/01/25 (Call 05/01/20)(b)	125	118,337
Essex Portfolio LP
3.25%, 05/01/23 (Call 02/01/23)	100	96,972
3.88%, 05/01/24 (Call 02/01/24)	50	49,466
4.50%, 03/15/48 (Call 09/15/47)	65	61,205
Federal Realty Investment Trust
3.25%, 07/15/27 (Call 04/15/27)	50	46,466
4.50%, 12/01/44 (Call 06/01/44)	70	67,397
Felcor Lodging LP, 6.00%, 06/01/25 (Call 06/01/20)	75	77,521
GEO Group Inc. (The)
5.88%, 01/15/22 (Call 01/15/19)	59	58,409
6.00%, 04/15/26 (Call 04/15/21)	100	91,913
GLP Capital LP/GLP Financing II Inc.
4.38%, 04/15/21	25	25,033
4.88%, 11/01/20 (Call 08/01/20)	61	61,670
5.25%, 06/01/25 (Call 03/01/25)	35	35,035
5.38%, 11/01/23 (Call 08/01/23)	50	51,329
5.38%, 04/15/26	100	99,385
5.75%, 06/01/28 (Call 03/03/28)	60	60,736
Goodman U.S. Finance Three LLC, 3.70%, 03/15/28 (Call 12/15/27)(b)	65	60,345
HCP Inc.
2.63%, 02/01/20 (Call 11/01/19)	25	24,731
3.40%, 02/01/25 (Call 11/01/24)	125	117,431
3.88%, 08/15/24 (Call 05/15/24)	100	97,367
4.00%, 12/01/22 (Call 10/01/22)	185	184,106
4.00%, 06/01/25 (Call 03/01/25)	100	97,050
4.20%, 03/01/24 (Call 12/01/23)	25	24,792
4.25%, 11/15/23 (Call 08/15/23)	400	398,004
6.75%, 02/01/41 (Call 08/01/40)	100	120,073
Healthcare Realty Trust Inc., 3.63%, 01/15/28 (Call 10/15/27)	50	45,909
Healthcare Trust of America Holdings LP
2.95%, 07/01/22 (Call 06/01/22)	120	115,849
3.75%, 07/01/27 (Call 04/01/27)	115	107,300
Highwoods Realty LP, 4.13%, 03/15/28 (Call 12/15/27)	25	24,059
Hospitality Properties Trust
4.50%, 06/15/23 (Call 12/15/22)	50	50,027
4.50%, 03/15/25 (Call 09/15/24)	60	57,815
5.00%, 08/15/22 (Call 02/15/22)	275	280,923
5.25%, 02/15/26 (Call 08/15/25)	10	10,003
Host Hotels & Resorts LP
3.88%, 04/01/24 (Call 02/01/24)	50	48,713
Series E, 4.00%, 06/15/25 (Call 03/15/25)	155	148,430
Series F, 4.50%, 02/01/26 (Call 11/01/25)	75	73,815
Hudson Pacific Properties LP, 3.95%, 11/01/27	24	22,152
Iron Mountain Inc.
4.88%, 09/15/27 (Call 09/15/22)(b)	100	89,187
5.25%, 03/15/28 (Call 12/27/22)(b)	100	89,865
5.75%, 08/15/24 (Call 08/15/19)	76	74,398
6.00%, 08/15/23 (Call 08/15/19)	75	76,783
Iron Mountain U.S. Holdings Inc., 5.38%, 06/01/26 (Call 06/01/21)(b)	50	46,245
iStar Inc.
4.63%, 09/15/20 (Call 06/15/20)	50	49,624
5.25%, 09/15/22 (Call 09/15/19)	25	24,188

S C H E D U L E O F I N V E S T M E N T S	61

Schedule of Investments (continued)	iShares® Core Total USD Bond Market ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
6.00%, 04/01/22 (Call 04/01/19)	$75	$74,818
6.50%, 07/01/21 (Call 07/01/19)	42	42,428
Kilroy Realty LP
3.45%, 12/15/24 (Call 09/15/24)	25	23,786
3.80%, 01/15/23 (Call 10/15/22)	100	98,682
4.25%, 08/15/29 (Call 05/15/29)	90	86,311
Kimco Realty Corp.
2.80%, 10/01/26 (Call 07/01/26)	125	110,522
3.20%, 05/01/21 (Call 03/01/21)	75	74,169
3.30%, 02/01/25 (Call 12/01/24)	150	141,048
3.80%, 04/01/27 (Call 01/01/27)	150	141,720
4.25%, 04/01/45 (Call 10/01/44)	50	43,227
4.45%, 09/01/47 (Call 03/01/47)	100	88,755
Liberty Property LP, 4.75%, 10/01/20 (Call 07/01/20)	25	25,491
Life Storage LP, 3.88%, 12/15/27 (Call 09/15/27)	40	37,228
Mack-Cali Realty LP, 3.15%, 05/15/23 (Call 02/15/23)	100	88,583
MGM Growth Properties Operating Partnership LP/MGP
Finance Co-Issuer Inc.
4.50%, 09/01/26 (Call 06/01/26)	30	27,545
4.50%, 01/15/28 (Call 10/15/27)	50	44,794
5.63%, 05/01/24 (Call 02/01/24)	98	98,147
Mid-America Apartments LP
3.60%, 06/01/27 (Call 03/01/27)	5	4,719
3.75%, 06/15/24 (Call 03/13/24)	25	24,437
4.20%, 06/15/28 (Call 03/15/28)	50	49,172
MPT Operating Partnership LP/MPT Finance Corp.
5.00%, 10/15/27 (Call 09/07/22)	145	136,185
5.25%, 08/01/26 (Call 08/01/21)	25	24,063
6.38%, 03/01/24 (Call 03/01/19)	100	104,247
Omega Healthcare Investors Inc.
4.38%, 08/01/23 (Call 06/01/23)	53	52,438
4.50%, 04/01/27 (Call 01/01/27)(c)	150	143,404
4.75%, 01/15/28 (Call 10/15/27)(c)	270	261,849
4.95%, 04/01/24 (Call 01/01/24)	100	100,658
5.25%, 01/15/26 (Call 10/15/25)	100	100,442
Prologis LP
3.75%, 11/01/25 (Call 08/01/25)	25	24,773
4.25%, 08/15/23 (Call 05/15/23)	125	128,425
Public Storage
2.37%, 09/15/22 (Call 08/15/22)	55	52,662
3.09%, 09/15/27 (Call 06/15/27)	215	199,152
Rayonier Inc., 3.75%, 04/01/22 (Call 01/01/22)	15	14,785
Realty Income Corp.
3.00%, 01/15/27 (Call 10/15/26)	51	46,663
3.25%, 10/15/22 (Call 07/15/22)	100	98,329
3.65%, 01/15/28 (Call 10/15/27)	55	52,373
3.88%, 07/15/24 (Call 04/15/24)	50	49,652
3.88%, 04/15/25 (Call 02/15/25)	25	24,682
4.13%, 10/15/26 (Call 07/15/26)	200	198,698
4.65%, 03/15/47 (Call 09/15/46)	15	14,644
Regency Centers LP
3.60%, 02/01/27 (Call 11/01/26)	150	141,234
4.40%, 02/01/47 (Call 08/01/46)	25	22,779
RHP Hotel Properties LP/RHP Finance Corp., 5.00%, 04/15/23 (Call 04/15/19)	50	49,508
Sabra Health Care LP, 5.13%, 08/15/26 (Call 05/15/26)	50	48,025
Sabra Health Care LP/Sabra Capital Corp., 5.50%, 02/01/21 (Call 02/01/19)	129	130,458

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
SBA Communications Corp.
4.00%, 10/01/22 (Call 10/01/19)	$75	$72,010
4.88%, 07/15/22 (Call 07/15/19)	50	49,681
4.88%, 09/01/24 (Call 09/01/19)	100	95,835
Scentre Group Trust 1/Scentre Group Trust 2, 2.38%, 11/05/19 (Call 10/05/19)(b)	100	98,901
Select Income REIT
3.60%, 02/01/20 (Call 01/01/20)	100	99,379
4.25%, 05/15/24 (Call 02/15/24)	250	236,700
Senior Housing Properties Trust, 4.75%, 02/15/28 (Call 08/15/27)	70	67,204
Simon Property Group LP
2.35%, 01/30/22 (Call 10/30/21)	40	38,534
2.50%, 09/01/20 (Call 06/01/20)	240	236,662
2.50%, 07/15/21 (Call 04/15/21)	75	73,188
2.63%, 06/15/22 (Call 03/15/22)	100	96,683
2.75%, 02/01/23 (Call 12/01/22)	220	212,047
3.30%, 01/15/26 (Call 10/15/25)	310	294,664
3.38%, 10/01/24 (Call 07/01/24)	155	150,841
3.38%, 06/15/27 (Call 03/15/27)	350	331,180
3.50%, 09/01/25 (Call 06/01/25)	30	29,034
3.75%, 02/01/24 (Call 11/01/23)	225	224,505
4.13%, 12/01/21 (Call 09/01/21)	10	10,171
4.25%, 11/30/46 (Call 05/30/46)	25	23,443
6.75%, 02/01/40 (Call 11/01/39)	135	169,993
SITE Centers Corp., 3.63%, 02/01/25 (Call 11/01/24)	255	241,518
SL Green Operating Partnership LP, 3.25%, 10/15/22 (Call 09/15/22)	100	96,485
SL Green Realty Corp., 4.50%, 12/01/22 (Call 09/01/22)	240	241,961
Spirit Realty LP, 4.45%, 09/15/26 (Call 06/15/26)	75	71,251
Starwood Property Trust Inc.
3.63%, 02/01/21 (Call 11/01/20)(b)	85	82,633
4.75%, 03/15/25 (Call 09/15/24)	60	57,664
5.00%, 12/15/21 (Call 09/15/21)	25	24,923
Tanger Properties LP, 3.88%, 07/15/27 (Call 04/15/27)	50	46,404
Trust F/1401, 5.25%, 01/30/26 (Call 10/30/25)(d)	200	195,590
UDR Inc.
2.95%, 09/01/26 (Call 06/01/26)	50	45,473
3.50%, 07/01/27 (Call 04/01/27)	25	23,537
3.50%, 01/15/28 (Call 10/15/27)	40	37,398
Uniti Group LP/Uniti Group Finance Inc./CSL Capital LLC
6.00%, 04/15/23 (Call 04/15/19)(b)	100	96,058
7.13%, 12/15/24 (Call 12/15/19)(b)	75	66,421
8.25%, 10/15/23 (Call 04/15/19)	75	70,731
Ventas Realty LP
3.10%, 01/15/23 (Call 12/15/22)	50	48,356
3.25%, 10/15/26 (Call 07/15/26)	135	123,514
3.50%, 02/01/25 (Call 11/01/24)	200	190,248
3.85%, 04/01/27 (Call 01/01/27)	125	118,749
4.13%, 01/15/26 (Call 10/15/25)	130	126,681
5.70%, 09/30/43 (Call 03/30/43)	5	5,320
Ventas Realty LP/Ventas Capital Corp.
3.25%, 08/15/22 (Call 05/15/22)	25	24,488
4.25%, 03/01/22 (Call 12/01/21)	160	162,397
VEREIT Operating Partnership LP
3.95%, 08/15/27 (Call 05/15/27)	165	153,404
4.13%, 06/01/21 (Call 05/01/21)	265	267,014
4.60%, 02/06/24 (Call 11/06/23)	125	125,040
4.88%, 06/01/26 (Call 03/01/26)	75	74,991
Vornado Realty LP, 3.50%, 01/15/25 (Call 11/15/24)	5	4,763

62	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® Core Total USD Bond Market ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
Welltower Inc.
4.00%, 06/01/25 (Call 03/01/25)	$475	$464,089
4.25%, 04/01/26 (Call 01/01/26)	25	24,643
4.25%, 04/15/28 (Call 01/15/28)	200	195,088
4.95%, 09/01/48 (Call 03/01/48)	100	95,785
6.50%, 03/15/41 (Call 09/15/40)	75	86,502
Weyerhaeuser Co., 7.38%,03/15/32	228	279,482

		20,340,470
Retail — 0.8%
1011778 BC ULC/New Red Finance Inc.
4.25%, 05/15/24 (Call 05/15/20)(b)(c)	150	140,974
4.63%, 01/15/22 (Call 10/01/19)(b)	100	98,912
5.00%, 10/15/25 (Call 10/15/20)(b)	265	248,194
Alimentation Couche-Tard Inc.
2.35%, 12/13/19(b)	48	47,532
3.55%, 07/26/27 (Call 04/26/27)(b)	150	139,005
Asbury Automotive Group Inc., 6.00%, 12/15/24 (Call 12/15/19)	25	24,498
AutoNation Inc.
3.35%, 01/15/21 (Call 12/15/20)	45	44,476
3.80%, 11/15/27 (Call 08/15/27)	50	45,226
AutoZone Inc.
3.13%, 07/15/23 (Call 04/15/23)	25	24,201
3.25%, 04/15/25 (Call 01/15/25)	35	32,878
3.75%, 06/01/27 (Call 03/01/27)	170	160,840
Beacon Roofing Supply Inc.
4.88%, 11/01/25 (Call 11/01/20)(b)	100	89,731
6.38%, 10/01/23 (Call 10/01/19)	18	18,270
Bed Bath & Beyond Inc.
4.92%, 08/01/34 (Call 02/01/34)	35	24,957
5.17%, 08/01/44 (Call 02/01/44)	25	17,420
Best Buy Co. Inc., 4.45%, 10/01/28 (Call 07/01/28)	75	72,105
Brinker International Inc.
3.88%, 05/15/23	100	93,792
5.00%, 10/01/24 (Call 07/01/24)(b)	50	47,183
Carrols Restaurant Group Inc., 8.00%, 05/01/22 (Call 05/01/19)	25	25,960
Carvana Co., 8.88%,10/01/23 (Call 10/01/20)(b)	10	9,417
Costco Wholesale Corp.
1.75%, 02/15/20	127	124,951
2.15%, 05/18/21 (Call 04/18/21)	375	365,880
2.30%, 05/18/22 (Call 04/18/22)	30	28,997
2.75%, 05/18/24 (Call 03/18/24)	47	45,279
3.00%, 05/18/27 (Call 02/18/27)	25	23,495
Cumberland Farms Inc., 6.75%, 05/01/25 (Call 05/01/20)(b)	25	25,681
Darden Restaurants Inc.
3.85%, 05/01/27 (Call 02/01/27)	145	138,056
4.55%, 02/15/48 (Call 08/15/47)	25	22,245
Dollar General Corp.
3.25%, 04/15/23 (Call 01/15/23)	150	145,629
3.88%, 04/15/27 (Call 01/15/27)	130	124,130
4.13%, 05/01/28 (Call 02/01/28)	50	48,402
DriveTime Automotive Group Inc./Bridgecrest Acceptance Corp., 8.00%, 06/01/21 (Call 06/01/19)(b)(c)	50	51,247
Ferrellgas LP/Ferrellgas Finance Corp.
6.50%, 05/01/21 (Call 05/01/19)(c)	75	67,198
6.75%, 01/15/22 (Call 11/15/18)(c)	20	17,350
6.75%, 06/15/23 (Call 06/15/19)(c)	68	58,986
FirstCash Inc., 5.38%, 06/01/24 (Call 06/01/20)(b)	70	69,226

Security	Par (000)	Value

Retail (continued)
GameStop Corp., 6.75%, 03/15/21 (Call 03/15/19)(b)(c)	$50	$50,379
Gap Inc. (The), 5.95%, 04/12/21 (Call 01/12/21)	100	103,255
Golden Nugget Inc.
6.75%, 10/15/24 (Call 10/15/19)(b)	150	149,691
8.75%, 10/01/25 (Call 10/01/20)(b)	100	102,699
Guitar Center Escrow Issuer Inc., 9.50%, 10/15/21 (Call 03/15/19)(b)(c)	50	48,931
Home Depot Inc. (The)
2.00%, 04/01/21 (Call 03/01/21)	230	223,659
2.63%, 06/01/22 (Call 05/01/22)	340	331,782
2.70%, 04/01/23 (Call 01/01/23)	50	48,449
2.80%, 09/14/27 (Call 06/14/27)	25	23,074
3.00%, 04/01/26 (Call 01/01/26)	210	199,288
3.35%, 09/15/25 (Call 06/15/25)	90	87,997
3.50%, 09/15/56 (Call 03/15/56)	35	28,338
3.75%, 02/15/24 (Call 11/15/23)	60	60,680
3.90%, 06/15/47 (Call 12/15/46)	85	77,052
4.20%, 04/01/43 (Call 10/01/42)	145	138,620
4.25%, 04/01/46 (Call 10/01/45)	185	177,752
4.40%, 04/01/21 (Call 01/01/21)	25	25,610
4.40%, 03/15/45 (Call 09/15/44)	300	294,330
4.88%, 02/15/44 (Call 08/15/43)	25	26,231
5.88%, 12/16/36	275	322,041
IRB Holding Corp., 6.75%, 02/15/26 (Call 02/15/21)(b)	70	67,031
JC Penney Corp. Inc.
5.88%, 07/01/23 (Call 07/01/19)(b)(c)	100	86,437
6.38%, 10/15/36(c)	25	9,579
7.40%, 04/01/37	25	9,931
7.63%, 03/01/97(c)	25	9,043
8.63%, 03/15/25 (Call 03/15/21)(b)(c)	25	16,260
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of
America LLC
4.75%, 06/01/27 (Call 06/01/22)(b)	50	46,856
5.00%, 06/01/24 (Call 06/01/19)(b)	95	93,647
5.25%, 06/01/26 (Call 06/01/21)(b)	175	171,937
KGA Escrow LLC, 7.50%, 08/15/23 (Call 08/15/20)(b)	50	51,376
Kohl’s Corp., 4.25%, 07/17/25 (Call 04/17/25)	75	74,351
L Brands Inc.
5.25%, 02/01/28	75	64,023
5.63%, 02/15/22	75	76,123
5.63%, 10/15/23	50	49,452
6.63%, 04/01/21	150	156,415
6.75%, 07/01/36	75	61,943
6.88%, 11/01/35	100	85,002
7.60%, 07/15/37	25	19,938
Lithia Motors Inc., 5.25%, 08/01/25 (Call 08/01/20)(b)	25	23,565
Lowe’s Companies Inc.
2.50%, 04/15/26 (Call 01/15/26)	75	68,108
3.10%, 05/03/27 (Call 02/03/27)	100	93,870
3.13%, 09/15/24 (Call 06/15/24)	75	72,966
3.38%, 09/15/25 (Call 06/15/25)	200	193,962
3.70%, 04/15/46 (Call 10/15/45)	200	172,160
4.05%, 05/03/47 (Call 11/03/46)	375	338,887
4.38%, 09/15/45 (Call 03/15/45)	75	71,558
4.65%, 04/15/42 (Call 10/15/41)	125	124,277
Macy’s Retail Holdings Inc.
2.88%, 02/15/23 (Call 11/15/22)(c)	250	234,050
3.63%, 06/01/24 (Call 03/01/24)(c)	50	47,356
3.88%, 01/15/22 (Call 10/15/21)	75	74,240

S C H E D U L E O F I N V E S T M E N T S	63

Schedule of Investments (continued)	iShares® Core Total USD Bond Market ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Retail (continued)
4.50%, 12/15/34 (Call 06/15/34)	$123	$97,835
6.90%, 04/01/29	55	57,738
McDonald’s Corp.
2.20%, 05/26/20 (Call 04/26/20)	50	49,238
2.63%, 01/15/22	50	48,640
2.75%, 12/09/20 (Call 11/09/20)	60	59,365
3.35%, 04/01/23 (Call 03/01/23)	250	246,110
3.38%, 05/26/25 (Call 02/26/25)	70	67,474
3.70%, 01/30/26 (Call 10/30/25)	405	394,753
3.70%, 02/15/42	35	29,483
3.80%, 04/01/28 (Call 01/01/28)	220	213,561
4.45%, 09/01/48 (Call 03/01/48)	50	46,718
4.60%, 05/26/45 (Call 11/26/44)	50	47,745
4.70%, 12/09/35 (Call 06/09/35)	65	65,166
4.88%, 12/09/45 (Call 06/09/45)	511	508,266
6.30%, 10/15/37	25	29,164
Men’s Wearhouse Inc. (The), 7.00%, 07/01/22 (Call 07/01/19)	3	3,077
Michaels Stores Inc., 5.88%, 12/15/20 (Call 12/15/18)(b)	50	50,006
Neiman Marcus Group Ltd. LLC, 8.00%, 10/15/21 (Call 10/15/19)(b)	50	30,013
Nordstrom Inc., 5.00%, 01/15/44 (Call 07/15/43)	85	75,952
O’Reilly Automotive Inc.
3.55%, 03/15/26 (Call 12/15/25)	25	23,643
3.60%, 09/01/27 (Call 06/01/27)	50	46,648
Party City Holdings Inc., 6.63%, 08/01/26 (Call 08/01/21)(b)	45	43,736
Penske Automotive Group Inc.
3.75%, 08/15/20	25	24,753
5.38%, 12/01/24 (Call 12/01/19)	25	24,204
5.50%, 05/15/26 (Call 05/15/21)	50	47,406
5.75%, 10/01/22 (Call 10/01/19)	15	15,215
PetSmart Inc.
5.88%, 06/01/25 (Call 06/01/20)(b)	50	39,112
7.13%, 03/15/23 (Call 03/15/19)(b)	200	139,936
8.88%, 06/01/25 (Call 06/01/20)(b)	75	52,205
QVC Inc.
4.38%, 03/15/23	75	73,655
4.45%, 02/15/25 (Call 11/15/24)	135	128,397
4.85%, 04/01/24	160	157,619
5.13%, 07/02/22	155	156,869
Rite Aid Corp., 6.13%, 04/01/23 (Call 04/01/19)(b)	150	127,585
Sally Holdings LLC/Sally Capital Inc., 5.63%, 12/01/25 (Call 12/01/20)(c)	125	115,982
Signet UK Finance PLC, 4.70%, 06/15/24 (Call 03/15/24)(c)	75	70,352
Sonic Automotive Inc., 6.13%, 03/15/27 (Call 03/15/22)	25	22,760
SRS Distribution Inc., 8.25%, 07/01/26 (Call 07/01/21)(b)(c) .	40	37,454
Staples Inc., 8.50%, 09/15/25 (Call 09/15/20)(b)	85	76,878
Starbucks Corp.
2.10%, 02/04/21 (Call 01/04/21)	130	126,428
3.10%, 03/01/23 (Call 02/01/23)	65	63,366
3.50%, 03/01/28 (Call 12/01/27)	50	47,142
3.75%, 12/01/47 (Call 06/01/47)	130	106,961
3.80%, 08/15/25 (Call 06/15/25)	300	291,711
3.85%, 10/01/23 (Call 07/01/23)	166	166,696
4.00%, 11/15/28 (Call 08/15/28)	125	121,572
4.50%, 11/15/48 (Call 05/15/48)	100	92,655

Security	Par (000)	Value

Retail (continued)
Suburban Propane Partners LP/Suburban Energy Finance Corp.
5.50%, 06/01/24 (Call 06/01/19)	$25	$23,760
5.88%, 03/01/27 (Call 03/01/22)	100	91,459
Tapestry Inc.
3.00%, 07/15/22 (Call 06/15/22)	100	95,999
4.25%, 04/01/25 (Call 01/01/25)	65	63,719
Target Corp.
2.50%, 04/15/26(c)	180	164,489
2.90%, 01/15/22	100	98,964
3.50%, 07/01/24	420	421,126
3.63%, 04/15/46	400	345,364
3.90%, 11/15/47 (Call 05/15/47)	65	58,204
4.00%, 07/01/42	75	69,722
TJX Companies Inc. (The), 2.25%, 09/15/26 (Call 06/15/26)	215	191,825
Walgreens Boots Alliance Inc.
2.70%, 11/18/19 (Call 10/18/19)	205	203,858
3.30%, 11/18/21 (Call 09/18/21)	500	494,405
3.45%, 06/01/26 (Call 03/01/26)	525	485,089
3.80%, 11/18/24 (Call 08/18/24)	25	24,402
4.50%, 11/18/34 (Call 05/18/34)	25	23,333
4.65%, 06/01/46 (Call 12/01/45)	75	67,780
4.80%, 11/18/44 (Call 05/18/44)	300	276,792
Walmart Inc.
1.90%, 12/15/20	228	222,478
2.35%, 12/15/22 (Call 11/15/22)	25	24,017
2.55%, 04/11/23 (Call 01/11/23)	250	240,932
2.65%, 12/15/24 (Call 10/15/24)	125	118,711
3.13%, 06/23/21	185	184,917
3.30%, 04/22/24 (Call 01/22/24)	390	386,580
3.40%, 06/26/23 (Call 05/26/23)	245	244,255
3.55%, 06/26/25 (Call 04/26/25)	190	189,230
3.63%, 12/15/47 (Call 06/15/47)	105	92,796
3.70%, 06/26/28 (Call 03/26/28)	220	216,546
3.95%, 06/28/38 (Call 12/28/37)	285	271,337
4.05%, 06/29/48 (Call 12/29/47)	100	94,807
4.30%, 04/22/44 (Call 10/22/43)	125	123,095
5.25%, 09/01/35	65	72,578
5.88%, 04/05/27	12	13,671
Yum! Brands Inc.
3.75%, 11/01/21 (Call 08/01/21)	25	24,539
3.88%, 11/01/20 (Call 08/01/20)	25	24,802
3.88%, 11/01/23 (Call 08/01/23)	25	23,644
5.35%, 11/01/43 (Call 05/01/43)	25	21,786
6.88%, 11/15/37	25	25,139

		18,323,918
Savings & Loans — 0.0%
Nationwide Building Society
3.77%, 03/08/24 (Call 03/08/23)(a)(b)(f)	200	194,448
4.13%, 10/18/32 (Call 10/18/27)(a)(b)(f)	250	222,920
4.36%, 08/01/24 (Call 08/01/23)(a)(b)(f)	200	198,742

		616,110
Semiconductors — 0.4%
Advanced Micro Devices Inc.
7.00%, 07/01/24 (Call 07/01/19)	24	25,032
7.50%, 08/15/22	41	44,826

64	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® Core Total USD Bond Market ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Semiconductors (continued)
Analog Devices Inc.
2.95%, 01/12/21	$300	$296,364
3.13%, 12/05/23 (Call 10/05/23)	135	129,993
3.50%, 12/05/26 (Call 09/05/26)	115	108,387
3.90%, 12/15/25 (Call 09/15/25)	150	146,464
5.30%, 12/15/45 (Call 06/15/45)	115	117,297
Applied Materials Inc.
2.63%, 10/01/20 (Call 09/01/20)	35	34,599
3.30%, 04/01/27 (Call 01/01/27)	140	132,062
3.90%, 10/01/25 (Call 07/01/25)	105	104,613
4.35%, 04/01/47 (Call 10/01/46)	85	79,988
5.10%, 10/01/35 (Call 04/01/35)	40	42,203
5.85%, 06/15/41	50	57,371
Broadcom Corp./Broadcom Cayman Finance Ltd.
2.20%, 01/15/21	170	164,194
2.38%, 01/15/20	305	301,599
2.65%, 01/15/23 (Call 12/15/22)	125	117,216
3.00%, 01/15/22 (Call 12/15/21)	615	595,523
3.13%, 01/15/25 (Call 11/15/24)	200	182,982
3.50%, 01/15/28 (Call 10/15/27)	133	117,374
3.63%, 01/15/24 (Call 11/15/23)	375	359,340
3.88%, 01/15/27 (Call 10/15/26)	315	289,094
Entegris Inc., 4.63%,02/10/26 (Call 11/10/20)(b)	50	46,450
Intel Corp.
1.70%, 05/19/21 (Call 04/19/21)	100	96,403
1.85%, 05/11/20	40	39,305
2.45%, 07/29/20	175	173,143
2.60%, 05/19/26 (Call 02/19/26)	25	23,062
2.70%, 12/15/22	50	48,598
2.88%, 05/11/24 (Call 03/11/24)	115	110,722
3.10%, 07/29/22	200	198,332
3.15%, 05/11/27 (Call 02/11/27)	350	334,330
3.30%, 10/01/21	40	40,042
3.70%, 07/29/25 (Call 04/29/25)	355	353,743
3.73%, 12/08/47 (Call 06/08/47)	803	714,325
4.00%, 12/15/32	82	82,557
4.10%, 05/19/46 (Call 11/19/45)	55	52,239
4.10%, 05/11/47 (Call 11/11/46)	30	28,396
KLA-Tencor Corp.
4.13%, 11/01/21 (Call 09/01/21)	120	121,130
4.65%, 11/01/24 (Call 08/01/24)	140	142,703
Lam Research Corp., 3.80%, 03/15/25 (Call 12/15/24)	110	108,011
Maxim Integrated Products Inc., 3.45%, 06/15/27 (Call 03/15/27)	20	18,556
Microchip Technology Inc.
3.92%, 06/01/21(b)	75	74,550
4.33%, 06/01/23 (Call 05/01/23)(b)	200	195,582
Micron Technology Inc., 5.50%, 02/01/25 (Call 08/01/19)	50	50,813
NVIDIA Corp., 2.20%, 09/16/21 (Call 08/16/21)	15	14,551
NXP BV/NXP Funding LLC, 4.63%, 06/01/23(b)	200	198,298
Qorvo Inc., 5.50%, 07/15/26 (Call 07/15/21)(b)	70	70,155
QUALCOMM Inc.
2.25%, 05/20/20	210	206,995
2.60%, 01/30/23 (Call 12/30/22)	500	478,475
2.90%, 05/20/24 (Call 03/20/24)	50	47,413
3.00%, 05/20/22	50	49,098
3.25%, 05/20/27 (Call 02/20/27)	95	87,941
3.45%, 05/20/25 (Call 02/20/25)	240	230,258
4.30%, 05/20/47 (Call 11/20/46)	25	22,428
4.65%, 05/20/35 (Call 11/20/34)	110	107,864

Security	Par (000)	Value

Semiconductors (continued)
4.80%, 05/20/45 (Call 11/20/44)	$325	$313,544
STATS ChipPAC Pte Ltd., 8.50%, 11/24/20 (Call 11/24/18)(b)	250	257,742
Texas Instruments Inc.
1.85%, 05/15/22 (Call 04/15/22)	5	4,744
2.75%, 03/12/21 (Call 02/12/21)	40	39,566
2.90%, 11/03/27 (Call 08/03/27)	50	46,448
4.15%, 05/15/48 (Call 11/15/47)	25	23,927
Xilinx Inc., 2.95%,06/01/24 (Call 04/01/24)	25	23,689

		8,722,649
Shipbuilding —0.0%
Huntington Ingalls Industries Inc., 5.00%,11/15/25 (Call 11/02/20)(b)	305	314,943

Software — 0.6%
ACI Worldwide Inc., 5.75%, 08/15/26 (Call 08/15/21)(b)	35	35,001
Activision Blizzard Inc.
2.30%, 09/15/21 (Call 08/15/21)	70	67,757
3.40%, 09/15/26 (Call 06/15/26)	335	315,101
Adobe Inc., 3.25%, 02/01/25 (Call 11/01/24)	140	135,310
Autodesk Inc.
3.50%, 06/15/27 (Call 03/15/27)	110	101,416
3.60%, 12/15/22 (Call 09/15/22)	25	24,699
4.38%, 06/15/25 (Call 03/15/25)	115	113,907
Blackboard Inc., 9.75%, 10/15/21 (Call 10/15/19)(b)(c)	25	18,464
CA Inc.
4.70%, 03/15/27 (Call 12/15/26)	50	48,556
5.38%, 12/01/19	2	2,037
Camelot Finance SA, 7.88%, 10/15/24 (Call 10/15/19)(b)	75	74,161
CDK Global Inc.
4.88%, 06/01/27 (Call 06/01/22)	50	46,922
5.00%, 10/15/24 (Call 07/15/24)	50	49,329
5.88%, 06/15/26 (Call 06/15/21)	20	20,153
Change Healthcare Holdings LLC/Change Healthcare Finance Inc., 5.75%, 03/01/25 (Call 03/01/20)(b)	90	87,987
Citrix Systems Inc., 4.50%, 12/01/27 (Call 09/01/27)	125	118,655
Donnelley Financial Solutions Inc., 8.25%, 10/15/24 (Call 10/15/21)	60	62,148
Fair Isaac Corp., 5.25%, 05/15/26 (Call 02/15/26)(b)	55	54,251
Fidelity National Information Services Inc.
4.75%, 05/15/48 (Call 11/15/47)	25	23,789
2.25%, 08/15/21 (Call 07/15/21)	55	52,929
3.00%, 08/15/26 (Call 05/15/26)	415	376,600
3.50%, 04/15/23 (Call 01/15/23)	50	49,318
3.63%, 10/15/20 (Call 09/15/20)	55	55,136
4.50%, 08/15/46 (Call 02/15/46)	75	68,315
5.00%, 10/15/25 (Call 07/15/25)	190	197,919
First Data Corp.
5.00%, 01/15/24 (Call 01/15/19)(b)	109	107,764
5.38%, 08/15/23 (Call 08/15/19)(b)	100	100,813
5.75%, 01/15/24 (Call 01/15/19)(b)	275	276,730
7.00%, 12/01/23 (Call 12/01/18)(b)	239	247,865
Fiserv Inc.
2.70%, 06/01/20 (Call 05/01/20)	25	24,729
3.85%, 06/01/25 (Call 03/01/25)	75	73,852
Genesys Telecommunications
Laboratories Inc./Greeneden Lux 3 Sarl/Greeneden U.S. Ho, 10.00%,11/30/24 (Call 11/30/19)(b)	80	87,049
Infor Software Parent LLC/Infor Software Parent Inc. (7.88% PIK), 7.13%,05/01/21 (Call 05/01/19)(b)(e)	75	75,188

S C H E D U L E O F I N V E S T M E N T S	65

Schedule of Investments (continued)	iShares® Core Total USD Bond Market ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Software (continued)
Infor U.S. Inc.
5.75%, 08/15/20 (Call 08/15/19)(b)	$50	$50,529
6.50%, 05/15/22 (Call 05/15/19)	100	99,959
Informatica LLC, 7.13%, 07/15/23 (Call 07/15/19)(b)	125	127,490
IQVIA Inc., 4.88%, 05/15/23 (Call 05/15/19)(b)	75	74,353
j2 Cloud Services LLC/j2 Global Co-Obligor Inc., 6.00%, 07/15/25 (Call 07/15/20)(b)	65	64,385
Microsoft Corp.
1.55%, 08/08/21 (Call 07/08/21)	215	205,878
1.85%, 02/06/20	150	148,059
1.85%, 02/12/20 (Call 01/12/20)	250	246,662
2.00%, 11/03/20 (Call 10/03/20)	220	215,424
2.00%, 08/08/23 (Call 06/08/23)	25	23,436
2.38%, 02/12/22 (Call 01/12/22)	75	72,903
2.38%, 05/01/23 (Call 02/01/23)	500	479,250
2.40%, 02/06/22 (Call 01/06/22)	125	121,706
2.40%, 08/08/26 (Call 05/08/26)	315	286,918
2.65%, 11/03/22 (Call 09/03/22)	110	107,249
2.70%, 02/12/25 (Call 11/12/24)	75	71,118
2.88%, 02/06/24 (Call 12/06/23)	135	130,914
3.13%, 11/03/25 (Call 08/03/25)	140	135,311
3.30%, 02/06/27 (Call 11/06/26)	210	203,589
3.45%, 08/08/36 (Call 02/08/36)	50	45,948
3.50%, 02/12/35 (Call 08/12/34)	125	116,352
3.50%, 11/15/42	75	67,137
3.63%, 12/15/23 (Call 09/15/23)	185	186,432
3.70%, 08/08/46 (Call 02/08/46)	325	298,142
3.75%, 05/01/43 (Call 11/01/42)	150	139,287
3.75%, 02/12/45 (Call 08/12/44)	150	139,077
3.95%, 08/08/56 (Call 02/08/56)	40	37,116
4.00%, 02/12/55 (Call 08/12/54)	625	587,281
4.10%, 02/06/37 (Call 08/06/36)	85	85,068
4.45%, 11/03/45 (Call 05/03/45)	300	309,987
4.50%, 10/01/40	51	52,960
4.50%, 02/06/57 (Call 08/06/56)	202	208,139
4.75%, 11/03/55 (Call 05/03/55)	430	462,818
5.30%, 02/08/41	25	28,710
Series 30Y, 4.25%, 02/06/47 (Call 08/06/46)	112	112,620
MSCI Inc.
4.75%, 08/01/26 (Call 08/01/21)(b)	75	72,312
5.25%, 11/15/24 (Call 11/15/19)(b)	50	50,377
5.38%, 05/15/27 (Call 05/15/22)(b)	50	49,505
5.75%, 08/15/25 (Call 08/15/20)(b)	50	51,376
Nuance Communications Inc.
5.38%, 08/15/20 (Call 12/03/18)(b)	14	14,002
5.63%, 12/15/26 (Call 12/15/21)	100	97,215
6.00%, 07/01/24 (Call 07/01/19)	25	25,371
Open Text Corp.
5.63%, 01/15/23 (Call 01/15/19)(b)	100	100,892
5.88%, 06/01/26 (Call 06/01/21)(b)	95	95,249
Oracle Corp.
1.90%, 09/15/21 (Call 08/15/21)	330	316,902
2.40%, 09/15/23 (Call 07/15/23)	125	118,170
2.50%, 05/15/22 (Call 03/15/22)	720	696,946
2.50%, 10/15/22	210	202,064
2.63%, 02/15/23 (Call 01/15/23)	160	154,158
2.65%, 07/15/26 (Call 04/15/26)	325	296,783
2.80%, 07/08/21	25	24,679
2.95%, 11/15/24 (Call 09/15/24)	125	119,512
2.95%, 05/15/25 (Call 02/15/25)	135	127,845

Security	Par (000)	Value

Software (continued)
3.25%, 11/15/27 (Call 08/15/27)	$15	$14,190
3.63%, 07/15/23	100	100,252
3.80%, 11/15/37 (Call 05/15/37)	50	45,575
3.85%, 07/15/36 (Call 01/15/36)	100	92,409
3.90%, 05/15/35 (Call 11/15/34)	225	210,760
4.00%, 07/15/46 (Call 01/15/46)	365	328,861
4.00%, 11/15/47 (Call 05/15/47)	150	135,034
4.13%, 05/15/45 (Call 11/15/44)	50	45,970
4.30%, 07/08/34 (Call 01/08/34)	375	368,606
4.38%, 05/15/55 (Call 11/15/54)	25	23,383
4.50%, 07/08/44 (Call 01/08/44)	175	171,003
5.38%, 07/15/40	85	93,633
6.13%, 07/08/39	150	180,064
6.50%, 04/15/38	22	27,197
Rackspace Hosting Inc., 8.63%, 11/15/24 (Call 11/15/19)(b)(c)	125	117,446
Riverbed Technology Inc., 8.88%, 03/01/23 (Call 03/01/19)(b)(c)	75	68,861
Solera LLC/Solera Finance Inc., 10.50%, 03/01/24 (Call 03/01/19)(b)	105	113,841
TIBCO Software Inc., 11.38%, 12/01/21 (Call 12/01/18)(b)	75	79,504
Veritas U.S. Inc./Veritas Bermuda Ltd., 10.50%, 02/01/24 (Call 02/01/19)(b)(c)	200	171,964
VMware Inc.
2.30%, 08/21/20	30	29,292
2.95%, 08/21/22 (Call 07/21/22)	125	119,811
3.90%, 08/21/27 (Call 05/21/27)	30	27,449

		14,114,520
Telecommunications — 1.6%
America Movil SAB de CV
6.13%, 11/15/37	325	365,066
6.38%, 03/01/35	130	149,497
Anixter Inc.
5.13%, 10/01/21	75	75,537
5.50%, 03/01/23	25	25,187
5.63%, 05/01/19	8	8,088
AT&T Inc.
2.45%, 06/30/20 (Call 05/30/20)	460	452,792
2.80%, 02/17/21 (Call 01/17/21)	100	98,239
3.00%, 02/15/22	108	105,416
3.00%, 06/30/22 (Call 04/30/22)	990	960,745
3.20%, 03/01/22 (Call 02/01/22)	60	58,901
3.40%, 05/15/25 (Call 02/15/25)	610	573,510
3.60%, 02/17/23 (Call 12/17/22)	160	157,733
3.80%, 03/15/22	50	49,929
3.80%, 03/01/24 (Call 01/01/24)	80	78,510
3.88%, 08/15/21	81	81,360
3.90%, 03/11/24 (Call 12/11/23)	175	172,462
3.95%, 01/15/25 (Call 10/15/24)	200	194,240
4.10%, 02/15/28 (Call 11/15/27)(b)	111	105,573
4.13%, 02/17/26 (Call 11/17/25)	255	246,891
4.25%, 03/01/27 (Call 12/01/26)	230	223,015
4.30%, 02/15/30 (Call 11/15/29)(b)	170	159,666
4.30%, 12/15/42 (Call 06/15/42)	200	164,002
4.35%, 06/15/45 (Call 12/15/44)	230	187,846
4.45%, 05/15/21	75	76,389
4.45%, 04/01/24 (Call 01/01/24)	200	201,878
4.50%, 05/15/35 (Call 11/15/34)	1,210	1,088,782
4.50%, 03/09/48 (Call 09/09/47)	380	315,472
4.55%, 03/09/49 (Call 09/09/48)	175	144,938

66	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® Core Total USD Bond Market ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Telecommunications (continued)
4.75%, 05/15/46 (Call 11/15/45)	$300	$259,575
4.80%, 06/15/44 (Call 12/15/43)	150	131,416
5.00%, 03/01/21	270	277,946
5.15%, 03/15/42	55	50,650
5.15%, 11/15/46 (Call 05/15/46)(b)	357	324,367
5.25%, 03/01/37 (Call 09/01/36)	200	191,070
5.30%, 08/15/58 (Call 02/14/58)(b)	150	134,943
5.35%, 09/01/40	228	217,779
5.45%, 03/01/47 (Call 09/01/46)	100	94,713
5.55%, 08/15/41	35	33,850
5.65%, 02/15/47 (Call 08/15/46)	140	135,843
5.70%, 03/01/57 (Call 09/01/56)	80	76,845
6.00%, 08/15/40 (Call 05/15/40)	35	35,721
6.35%, 03/15/40	100	108,053
6.38%, 03/01/41	100	105,647
Batelco International Finance No. 1 Ltd., 4.25%, 05/01/20(d)	200	195,892
Bell Canada Inc., 4.46%, 04/01/48 (Call 10/01/47)	80	75,821
Bharti Airtel International Netherlands BV, 5.13%, 03/11/23(d)	200	193,846
British Telecommunications PLC, 9.63%, 12/15/30	450	627,696
C&W Senior Financing DAC, 6.88%, 09/15/27 (Call 09/15/22)(b)	200	191,538
CenturyLink Inc.
5.63%, 04/01/25 (Call 01/01/25)(c)	94	90,177
Series P, 7.60%, 09/15/39	100	86,105
Series S, 6.45%, 06/15/21	150	153,519
Series T, 5.80%, 03/15/22	125	124,916
Series U, 7.65%, 03/15/42	75	64,562
Series V, 5.63%, 04/01/20	75	75,986
Series W, 6.75%, 12/01/23(c)	125	127,295
Series Y, 7.50%, 04/01/24 (Call 01/01/24)(c)	100	104,657
Cincinnati Bell Inc.
7.00%, 07/15/24 (Call 09/15/19)(b)	75	67,351
8.00%, 10/15/25 (Call 10/15/20)(b)	50	45,477
Cisco Systems Inc.
1.85%, 09/20/21 (Call 08/20/21)	50	48,012
2.20%, 02/28/21	715	697,833
2.20%, 09/20/23 (Call 07/20/23)	205	193,309
2.45%, 06/15/20	235	232,483
2.50%, 09/20/26 (Call 06/20/26)	200	182,394
2.60%, 02/28/23	100	96,720
2.95%, 02/28/26	275	260,546
3.63%, 03/04/24	65	65,330
4.45%, 01/15/20	125	127,105
5.50%, 01/15/40	150	173,070
5.90%, 02/15/39	100	120,440
Colombia Telecomunicaciones SA ESP, 5.38%, 09/27/22 (Call 09/27/19)(d)	200	199,592
CommScope Inc.
5.00%, 06/15/21 (Call 06/15/19)(b)	50	49,822
5.50%, 06/15/24 (Call 06/15/19)(b)	150	145,120
CommScope Technologies LLC
5.00%, 03/15/27 (Call 03/15/22)(b)	100	89,181
6.00%, 06/15/25 (Call 06/15/20)(b)	75	72,935
Consolidated Communications Inc., 6.50%,10/01/22 (Call 10/01/19)(c)	100	92,008
Deutsche Telekom International Finance BV, 8.75%, 06/15/30	796	1,060,543
Digicel Group Ltd., 8.25%, 09/30/20 (Call 11/30/18)(d)	200	143,508

Security	Par (000)	Value

Telecommunications (continued)
Digicel Ltd., 6.00%, 04/15/21 (Call 04/15/19)(d)	$450	$408,964
Embarq Corp., 8.00%, 06/01/36	144	137,186
Empresa Nacional de Telecomunicaciones SA, 4.88%, 10/30/24(d)	200	192,136
Frontier Communications Corp.
6.88%, 01/15/25 (Call 10/15/24)(c)	75	42,377
7.13%, 01/15/23	75	49,970
7.63%, 04/15/24	100	60,125
8.50%, 04/01/26 (Call 04/01/21)(b)	185	172,044
8.75%, 04/15/22	75	58,286
9.00%, 08/15/31	100	62,269
10.50%, 09/15/22 (Call 06/15/22)	225	187,690
11.00%, 09/15/25 (Call 06/15/25)	350	256,949
Gogo Intermediate Holdings LLC/Gogo Finance Co. Inc., 12.50%, 07/01/22 (Call 07/01/19)(b)(c)	50	54,382
GTT Communications Inc., 7.88%,12/31/24 (Call 12/31/19)(b)(c)	50	47,106
HC2 Holdings Inc., 11.00%, 12/01/19 (Call 12/01/18)(b)(c)	98	97,475
HKT Capital No. 4 Ltd., 3.00%, 07/14/26(d)	200	179,784
Hughes Satellite Systems Corp.
5.25%, 08/01/26	97	92,302
6.63%, 08/01/26	100	95,223
7.63%, 06/15/21	75	79,700
IHS Netherlands Holdco BV, 9.50%, 10/27/21 (Call 10/27/19)(d)	200	202,282
Inmarsat Finance PLC, 4.88%, 05/15/22 (Call 05/15/19)(b)	100	97,723
Intelsat Connect Finance SA, 9.50%, 02/15/23 (Call 08/15/20)(b)	115	110,162
Intelsat Jackson Holdings SA
5.50%, 08/01/23 (Call 08/01/19)	165	147,993
7.50%, 04/01/21 (Call 04/01/19)	118	119,475
8.00%, 02/15/24 (Call 02/15/19)(b)	50	52,307
8.50%,10/15/24 (Call 10/15/20)(b)	165	163,974
9.75%, 07/15/25 (Call 07/15/21)(b)	200	209,390
Intelsat Luxembourg SA, 8.13%, 06/01/23 (Call 06/01/19)	125	105,321
Juniper Networks Inc.
4.50%, 03/15/24	75	75,967
5.95%, 03/15/41	40	38,868
Level 3 Financing Inc.
5.13%, 05/01/23 (Call 05/01/19)	50	49,703
5.25%, 03/15/26 (Call 03/15/21)	80	76,816
5.38%, 08/15/22 (Call 08/15/19)	100	100,000
5.38%, 01/15/24 (Call 01/15/19)	94	93,060
5.38%, 05/01/25 (Call 05/01/20)	127	124,209
5.63%, 02/01/23 (Call 02/01/19)	70	70,192
Level 3 Parent LLC, 5.75%, 12/01/22 (Call 12/01/18)	150	149,845
Millicom International Cellular SA, 5.13%, 01/15/28 (Call 09/15/22)(b)	200	181,508
Motorola Solutions Inc.
3.50%, 09/01/21	100	98,631
3.50%, 03/01/23	5	4,840
3.75%, 05/15/22	132	130,598
4.00%, 09/01/24	50	48,588
4.60%, 02/23/28 (Call 11/23/27)	90	86,760
5.50%, 09/01/44	60	54,995
MTN Mauritius Investment Ltd., 4.76%, 11/11/24(d)	600	539,058
Nokia OYJ
3.38%, 06/12/22	50	47,845
4.38%, 06/12/27	75	70,496
6.63%, 05/15/39	50	52,222

S C H E D U L E O F I N V E S T M E N T S	67

Schedule of Investments (continued)	iShares® Core Total USD Bond Market ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Telecommunications (continued)
Ooredoo International Finance Ltd., 3.25%, 02/21/23(b)	$200	$191,586
Orange SA
5.38%, 01/13/42	110	117,780
5.50%, 02/06/44 (Call 08/06/43)	125	136,052
9.00%, 03/01/31	147	202,776
Oztel Holdings SPC Ltd., 6.63%, 04/24/28(d)	250	245,505
Plantronics Inc., 5.50%, 05/31/23 (Call 05/15/19)(b)	75	73,523
Proven Honour Capital Ltd., 4.13%, 05/06/26(d)	200	182,016
Qualitytech LP/QTS Finance Corp., 4.75%, 11/15/25 (Call 11/15/20)(b)	25	23,311
Qwest Capital Funding Inc., 6.88%, 07/15/28	25	22,370
Qwest Corp.
6.75%, 12/01/21	125	131,017
6.88%, 09/15/33 (Call 09/15/19)	100	96,699
7.25%, 09/15/25	25	26,724
Rogers Communications Inc.
2.90%, 11/15/26 (Call 08/15/26)	25	22,765
3.63%, 12/15/25 (Call 09/15/25)	75	72,437
4.10%, 10/01/23 (Call 07/01/23)	225	227,497
4.30%, 02/15/48 (Call 08/15/47)	300	277,998
4.50%, 03/15/43 (Call 09/15/42)	25	23,716
5.00%, 03/15/44 (Call 09/15/43)	50	50,541
Sprint Capital Corp.
6.88%, 11/15/28	225	221,157
8.75%, 03/15/32	160	174,853
Sprint Communications Inc.
6.00%, 11/15/22	175	176,902
7.00%, 03/01/20(b)	50	51,867
7.00%, 08/15/20	175	181,659
9.00%, 11/15/18(b)	100	100,190
11.50%, 11/15/21	75	87,674
Sprint Corp.
7.13%, 06/15/24	300	306,702
7.25%, 09/15/21	200	209,048
7.63%, 02/15/25 (Call 11/15/24)	175	182,009
7.63%, 03/01/26 (Call 11/01/25)	180	187,096
7.88%, 09/15/23	375	400,181
Sprint Spectrum Co. LLC/Sprint Spectrum Co.
II LLC/Sprint Spectrum Co. III LLC, 3.36%, 09/20/21(b)	150	148,678
Telecom Italia Capital SA
6.00%, 09/30/34	75	67,652
6.38%, 11/15/33	115	105,979
7.20%, 07/18/36	200	196,656
7.72%, 06/04/38	50	50,666
Telefonaktiebolaget LM Ericsson, 4.13%, 05/15/22	125	122,971
Telefonica Emisiones SAU
4.57%, 04/27/23	150	153,664
4.67%, 03/06/38	150	134,607
5.13%, 04/27/20	125	128,009
5.21%, 03/08/47	150	139,948
5.46%, 02/16/21	325	338,006
7.05%, 06/20/36	250	292,210
Telefonica Europe BV, 8.25%, 09/15/30	97	123,058
Telesat Canada/Telesat LLC, 8.88%, 11/15/24 (Call 11/15/19)(b)	75	79,875
TELUS Corp.
3.70%, 09/15/27 (Call 06/15/27)	50	48,212
4.60%, 11/16/48 (Call 05/16/48)	115	110,199

Security	Par (000)	Value

Telecommunications (continued)
T-Mobile USA Inc.
4.00%, 04/15/22 (Call 03/16/22)	$25	$24,706
4.50%, 02/01/26 (Call 02/01/21)	100	93,689
4.75%, 02/01/28 (Call 02/01/23)	110	101,750
5.38%, 04/15/27 (Call 04/15/22)	80	78,298
6.00%, 03/01/23 (Call 09/01/19)	175	179,700
6.00%, 04/15/24 (Call 04/15/19)	150	154,332
6.38%, 03/01/25 (Call 09/01/19)	150	154,701
6.50%, 01/15/24 (Call 01/15/19)	150	155,502
6.50%, 01/15/26 (Call 01/15/21)	175	184,452
Turk Telekomunikasyon AS, 4.88%, 06/19/24(d)	200	173,138
U.S. Cellular Corp., 6.70%, 12/15/33	78	79,722
VEON Holdings BV, 4.95%, 06/16/24 (Call 03/16/24)(d)	200	189,220
Verizon Communications Inc.
2.63%, 08/15/26	130	116,587
3.38%, 02/15/25	700	675,171
3.50%, 11/01/24 (Call 08/01/24)	390	381,771
3.85%, 11/01/42 (Call 05/01/42)	150	125,570
4.13%, 03/16/27	165	163,263
4.13%, 08/15/46	55	47,302
4.27%, 01/15/36	375	344,419
4.33%, 09/21/28	968	958,001
4.40%, 11/01/34 (Call 05/01/34)	150	141,535
4.52%, 09/15/48	325	296,839
4.67%, 03/15/55	425	382,466
4.75%, 11/01/41	150	140,869
4.81%, 03/15/39	308	297,623
4.86%, 08/21/46	425	406,721
5.01%, 04/15/49	316	305,765
5.01%, 08/21/54	590	562,128
5.25%, 03/16/37	50	51,314
5.50%, 03/16/47	34	35,425
6.55%, 09/15/43	475	547,290
ViaSat Inc., 5.63%, 09/15/25 (Call 09/15/20)(b)	100	92,600
Vodafone Group PLC
2.50%, 09/26/22	190	180,880
2.95%, 02/19/23	300	287,250
3.75%, 01/16/24	60	58,673
4.13%, 05/30/25	40	39,188
4.38%, 03/16/21	100	102,030
4.38%, 02/19/43	115	96,986
5.00%, 05/30/38	65	61,047
5.25%, 05/30/48	200	188,760
6.15%, 02/27/37	200	210,632
6.25%, 11/30/32	75	81,666
7.88%, 02/15/30	100	122,440
Wind Tre SpA, 5.00%, 01/20/26 (Call 11/03/20)(b)	200	170,000
Windstream Services LLC/Windstream Finance Corp.
8.63%, 10/31/25 (Call 10/31/20)(b)	50	46,653
9.00%, 06/30/25 (Call 06/30/21)(b)	93	67,475
10.50%, 06/30/24 (Call 06/30/20)(b)	50	40,740
Xplornet Communications Inc. (10.63% PIK), 9.63%, 06/01/22 (Call 05/25/19)(b)(e)	33	34,065

		36,626,062

Textiles — 0.0%
Cintas Corp. No. 2
2.90%, 04/01/22 (Call 03/01/22)	35	34,088
3.25%, 06/01/22 (Call 03/01/22)	125	122,999
3.70%, 04/01/27 (Call 01/01/27)	125	120,475

68	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® Core Total USD Bond Market ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Textiles (continued)
Mohawk Industries Inc., 3.85%, 02/01/23 (Call 11/01/22)	$50	$49,623

		327,185
Toys, Games & Hobbies — 0.0%
Hasbro Inc.
3.15%, 05/15/21 (Call 03/15/21)	25	24,668
3.50%, 09/15/27 (Call 06/15/27)	180	165,013
5.10%, 05/15/44 (Call 11/15/43)	25	22,528
6.35%, 03/15/40	15	15,834
Mattel Inc.
2.35%, 08/15/21 (Call 07/15/21)	25	22,477
3.15%, 03/15/23 (Call 12/15/22)	25	21,251
5.45%, 11/01/41 (Call 05/01/41)	75	60,183
6.75%, 12/31/25 (Call 12/31/20)(b)	130	124,483

		456,437
Transportation — 0.5%
AP Moller - Maersk A/S, 3.88%, 09/28/25 (Call 06/28/25)(b)	50	47,197
Burlington Northern Santa Fe LLC
3.00%, 03/15/23 (Call 12/15/22)	10	9,784
3.00%, 04/01/25 (Call 01/01/25)	55	52,744
3.05%, 09/01/22 (Call 06/01/22)	75	74,059
3.40%, 09/01/24 (Call 12/01/23)	25	24,624
3.65%, 09/01/25 (Call 06/01/25)	50	49,778
3.75%, 04/01/24 (Call 01/01/24)	25	25,065
3.90%, 08/01/46 (Call 02/01/46)	25	22,602
4.05%, 06/15/48 (Call 12/15/47)	25	23,093
4.13%, 06/15/47 (Call 12/15/46)	185	173,243
4.15%, 04/01/45 (Call 10/01/44)	175	165,074
4.15%, 12/15/48 (Call 06/15/48)	25	23,579
4.40%, 03/15/42 (Call 09/15/41)	15	14,694
4.45%, 03/15/43 (Call 09/15/42)	140	137,836
4.55%, 09/01/44 (Call 03/01/44)	385	384,103
4.90%, 04/01/44 (Call 10/01/43)	125	130,581
5.40%, 06/01/41 (Call 12/01/40)	50	54,949
5.75%, 05/01/40 (Call 11/01/39)	150	171,675
6.15%, 05/01/37	25	29,758
6.20%, 08/15/36	150	178,326
Canadian National Railway Co.
2.75%, 03/01/26 (Call 12/01/25)	115	107,522
2.95%, 11/21/24 (Call 08/21/24)	110	105,792
3.20%, 08/02/46 (Call 02/02/46)	175	144,004
3.65%, 02/03/48 (Call 08/03/47)	40	35,380
6.20%, 06/01/36	25	30,053
Canadian Pacific Railway Co.
2.90%, 02/01/25 (Call 11/01/24)	50	47,214
4.00%, 06/01/28 (Call 03/01/28)	25	24,793
4.45%, 03/15/23 (Call 12/15/22)	50	51,357
4.80%, 08/01/45 (Call 02/01/45)	100	102,981
5.75%, 01/15/42	75	84,347
5.95%, 05/15/37	10	11,521
6.13%, 09/15/15 (Call 03/15/15)	24	26,758
CH Robinson Worldwide Inc., 4.20%, 04/15/28 (Call 01/15/28)	65	63,465
CSX Corp.
2.60%, 11/01/26 (Call 08/01/26)	125	111,877
3.25%, 06/01/27 (Call 03/01/27)	190	176,936
3.35%, 11/01/25 (Call 08/01/25)	200	191,644
3.40%, 08/01/24 (Call 05/01/24)	120	117,667
3.70%, 11/01/23 (Call 08/01/23)	115	115,110

Security	Par (000)	Value

Transportation (continued)
3.80%, 03/01/28 (Call 12/01/27)	$110	$106,018
3.80%, 11/01/46 (Call 05/01/46)	125	107,440
3.95%, 05/01/50 (Call 11/01/49)	90	76,756
4.10%, 03/15/44 (Call 09/15/43)	175	158,104
4.25%, 06/01/21 (Call 03/01/21)	25	25,445
4.75%, 05/30/42 (Call 11/30/41)	150	148,119
5.50%, 04/15/41 (Call 10/15/40)	25	26,874
6.00%, 10/01/36	25	28,466
6.22%, 04/30/40	150	175,212
FedEx Corp.
2.63%, 08/01/22	115	110,957
3.20%, 02/01/25	125	119,684
3.25%, 04/01/26 (Call 01/01/26)	75	70,894
3.30%, 03/15/27 (Call 12/15/26)	95	89,067
3.40%, 02/15/28 (Call 11/15/27)	145	135,513
3.88%, 08/01/42	35	29,532
3.90%, 02/01/35	50	45,333
4.00%, 01/15/24	170	172,715
4.05%, 02/15/48 (Call 08/15/47)	50	42,370
4.10%, 04/15/43	25	21,795
4.10%, 02/01/45	40	34,520
4.40%, 01/15/47 (Call 07/15/46)	50	44,868
4.55%, 04/01/46 (Call 10/01/45)	50	46,043
4.75%, 11/15/45 (Call 05/15/45)	340	322,255
4.90%, 01/15/34	50	50,911
5.10%, 01/15/44	150	149,230
Hornbeck Offshore Services Inc., 5.00%, 03/01/21 (Call 03/01/19)(c)	25	17,873
JB Hunt Transport Services Inc., 3.30%, 08/15/22 (Call 06/15/22)	50	49,366
Kansas City Southern, 3.13%, 06/01/26 (Call 03/01/26)	100	91,562
Kirby Corp., 4.20%, 03/01/28 (Call 12/01/27)	25	23,959
Navios Maritime Holdings Inc./Navios Maritime Finance II U.S. Inc.
7.38%, 01/15/22 (Call 01/15/19)(b)	50	37,925
11.25%, 08/15/22 (Call 11/16/18)(b)	25	21,838
Neovia Logistics Services LLC/SPL Logistics Finance Corp., 8.88%, 08/01/20 (Call 12/03/18)(b)	50	44,958
Norfolk Southern Corp.
2.90%, 06/15/26 (Call 03/15/26)	175	161,947
3.00%, 04/01/22 (Call 01/01/22)	275	269,800
3.15%, 06/01/27 (Call 03/01/27)	100	93,546
3.80%, 08/01/28 (Call 05/01/28)	50	48,646
3.94%, 11/01/47 (Call 05/01/47)	218	192,923
4.45%, 06/15/45 (Call 12/15/44)	25	23,955
4.65%, 01/15/46 (Call 07/15/45)	95	93,814
4.84%, 10/01/41	295	298,994
Russian Railways via RZD Capital PLC, 5.70%, 04/05/22(d)	200	204,444
Ryder System Inc.
2.25%, 09/01/21 (Call 08/01/21)	250	240,472
2.50%, 05/11/20 (Call 04/11/20)	35	34,533
2.50%, 09/01/22 (Call 08/01/22)	5	4,775
2.88%, 09/01/20 (Call 08/01/20)	85	84,107
3.88%, 12/01/23 (Call 11/01/23)	50	49,862
Teekay Offshore Partners LP/Teekay Offshore Finance Corp., 8.50%,07/15/23 (Call 07/15/20)(b)	50	50,660
Union Pacific Corp.
2.25%, 06/19/20 (Call 05/19/20)	250	246,110
2.75%, 03/01/26 (Call 12/01/25)	85	78,211

S C H E D U L E O F I N V E S T M E N T S	69

Schedule of Investments (continued)	iShares® Core Total USD Bond Market ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
3.00%, 04/15/27 (Call 01/15/27)(c)	$50	$46,384
3.20%, 06/08/21	50	49,851
3.25%, 08/15/25 (Call 05/15/25)	40	38,326
3.60%, 09/15/37 (Call 03/15/37)	150	131,385
3.75%, 07/15/25 (Call 05/15/25)	45	44,726
3.88%, 02/01/55 (Call 08/01/54)	125	103,887
3.95%, 09/10/28 (Call 06/10/28)	60	58,925
4.00%, 04/15/47 (Call 10/15/46)(c)	400	360,108
4.05%, 11/15/45 (Call 05/15/45)	75	67,612
4.05%, 03/01/46 (Call 09/01/45)	25	22,445
4.16%, 07/15/22 (Call 04/15/22)	162	165,433
4.38%, 09/10/38 (Call 03/10/38)	50	48,555
4.38%, 11/15/65 (Call 05/15/65)	25	21,965
4.50%, 09/10/48 (Call 03/10/48)	50	48,330
United Parcel Service Inc.
2.05%, 04/01/21	50	48,594
2.40%, 11/15/26 (Call 08/15/26)	75	67,580
2.45%, 10/01/22	410	394,805
2.50%, 04/01/23 (Call 03/01/23)	35	33,606
2.80%, 11/15/24 (Call 09/15/24)	135	128,563
3.05%, 11/15/27 (Call 08/15/27)	250	234,672
3.13%, 01/15/21	15	14,983
3.40%, 11/15/46 (Call 05/15/46)	120	99,062
3.63%, 10/01/42	40	35,102
3.75%, 11/15/47 (Call 05/15/47)	55	48,150
6.20%, 01/15/38	77	93,020
XPO CNW Inc., 6.70%, 05/01/34	50	50,038
XPO Logistics Inc.
6.13%, 09/01/23 (Call 09/01/19)(b)	70	71,672
6.50%, 06/15/22 (Call 06/15/19)(b)	113	115,813

		10,787,178
Trucking & Leasing — 0.1%
Aviation Capital Group LLC
3.88%, 05/01/23 (Call 04/01/23)(b)	500	492,240
4.88%, 10/01/25 (Call 07/01/25)(b)	50	50,401
Avolon Holdings Funding Ltd.
5.13%, 10/01/23 (Call 09/01/23)(b)	50	49,019
5.50%, 01/15/23 (Call 12/15/22)(b)	50	49,901
CMBLEMTN 1 Ltd., 3.25%, 11/29/21(d)	200	193,676
DAE Funding LLC, 5.00%, 08/01/24 (Call 08/01/20)(d)	600	584,334
Fortress Transportation & Infrastructure Investors LLC
6.50%, 10/01/25 (Call 10/01/21)(b)	65	63,894
6.75%, 03/15/22 (Call 03/15/20)(b)	65	66,869
GATX Corp.
3.25%, 03/30/25 (Call 12/30/24)	70	65,513
3.25%, 09/15/26 (Call 06/15/26)	55	50,131
3.85%, 03/30/27 (Call 12/30/26)	150	141,396
4.55%, 11/07/28 (Call 08/07/28)	100	98,347
5.20%, 03/15/44 (Call 09/15/43)(c)	75	74,898
Park Aerospace Holdings Ltd.
3.63%, 03/15/21 (Call 02/15/21)(b)	50	48,595
4.50%, 03/15/23 (Call 02/15/23)(b)	140	133,503
5.25%, 08/15/22(b)	135	133,929
5.50%, 02/15/24(b)	135	133,553
Penske Truck Leasing Co. LP/PTL Finance Corp.
3.30%, 04/01/21 (Call 03/01/21)(b)	100	98,798
3.38%, 02/01/22 (Call 12/01/21)(b)	25	24,580
3.40%, 11/15/26 (Call 08/15/26)(b)	172	158,618

Security	Par (000)	Value

Trucking & Leasing (continued)
SMBC Aviation Capital Finance DAC, 4.13%, 07/15/23 (Call 06/15/23)(b)	$250	$248,652

		2,960,847
Water — 0.0%
American Water Capital Corp.
3.75%, 09/01/28 (Call 06/01/28)	75	73,429
2.95%, 09/01/27 (Call 06/01/27)	50	46,194
3.40%, 03/01/25 (Call 12/01/24)	55	53,598
3.75%, 09/01/47 (Call 03/01/47)	59	51,718
3.85%, 03/01/24 (Call 12/01/23)	25	25,159
4.20%, 09/01/48 (Call 03/01/48)	50	47,012
4.30%, 09/01/45 (Call 03/01/45)	100	95,944
6.59%, 10/15/37	25	30,795
Veolia Environnement SA, 6.75%, 06/01/38	25	29,636

		453,485

Total Corporate Bonds & Notes — 33.6% (Cost: $806,170,622)		767,420,972

Foreign Government Obligations(k)

Angola — 0.0%
Angolan Government International Bond, 8.25%, 05/09/28(d)	200	199,742

Argentina — 0.3%
Argentina Bonar Bonds, 8.75%, 05/07/24	1,275	1,244,487
Argentine Republic Government International Bond
2.50%, 12/31/38(j)	1,297	724,024
4.63%, 01/11/23	112	94,670
5.63%, 01/26/22	500	450,105
5.88%, 01/11/28	150	115,638
6.63%, 07/06/28	300	238,332
6.88%, 04/22/21	700	670,355
6.88%, 01/26/27	300	249,498
6.88%, 01/11/48	150	110,358
7.13%, 07/06/36	450	344,655
7.13%, 06/28/17	350	259,913
7.50%, 04/22/26	300	261,267
7.63%, 04/22/46	150	117,800
8.28%, 12/31/33	960	819,131
Autonomous City of Buenos Aires Argentina, 7.50%, 06/01/27(d)	250	219,742
Provincia de Buenos Aires/Argentina
7.88%, 06/15/27(d)	200	157,366
9.13%, 03/16/24(d)	150	134,304
10.88%, 01/26/21(d)	100	101,015
Provincia de Cordoba, 7.45%, 09/01/24(d)	150	126,240

		6,438,900

Azerbaijan — 0.0%
Republic of Azerbaijan International Bond, 4.75%, 03/18/24(d)	200	196,900

Bahrain — 0.1%
Bahrain Government International Bond
5.50%, 03/31/20(b)	100	99,776
6.13%, 08/01/23(d)	400	403,960
7.00%, 10/12/28(d)	200	195,138
7.50%, 09/20/47(d)	200	184,320

70	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® Core Total USD Bond Market ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Bahrain (continued)
CBB International Sukuk Co. 6 Spc, 5.25%, 03/20/25(d)	$600	$572,388

		1,455,582
Belarus — 0.0%
Republic of Belarus International Bond, 7.63%, 06/29/27(d)	200	210,978

Belgium — 0.0%
Belgium Government International Bond, 2.88%, 09/18/24(d)	200	195,240

Bolivia — 0.0%
Bolivian Government International Bond, 4.50%, 03/20/28(d)	400	359,068

Brazil — 0.2%
Banco Nacional de Desenvolvimento Economico e Social
5.50%, 07/12/20(d)	200	205,940
5.75%, 09/26/23(d)	200	207,018
Brazilian Government International Bond
4.25%, 01/07/25	550	532,890
4.63%, 01/13/28 (Call 10/13/27)(c)	250	234,950
4.88%, 01/22/21	100	101,754
5.00%, 01/27/45	400	333,800
5.63%, 01/07/41	100	92,111
6.00%, 04/07/26(c)	1,000	1,046,870
7.13%, 01/20/37	125	137,170
8.25%, 01/20/34	187	223,502
8.75%, 02/04/25	100	121,602
8.88%, 04/15/24	130	157,193
10.13%, 05/15/27	908	1,202,192

		4,596,992
Canada — 0.4%
Export Development Canada
1.50%, 05/26/21	350	336,630
1.63%, 12/03/19	200	197,334
1.63%, 01/17/20	290	285,609
1.75%, 07/21/20(c)	225	220,471
2.00%, 05/17/22	190	182,879
Ontario Teachers’ Finance Trust, 2.75%, 04/16/21(b)	400	395,556
Province of Alberta Canada
1.90%, 12/06/19	200	197,786
2.05%, 08/17/26(b)	250	226,220
2.20%, 07/26/22	205	197,079
3.30%, 03/15/28	250	243,728
Province of British Columbia Canada
2.00%, 10/23/22	325	310,687
2.25%, 06/02/26	735	679,081
2.65%, 09/22/21	25	24,671
Province of Manitoba Canada
2.05%, 11/30/20	100	97,822
2.10%, 09/06/22	395	377,272
2.13%, 05/04/22	95	91,241
2.13%, 06/22/26	225	203,695
3.05%, 05/14/24(c)	150	147,117
Province of Ontario Canada
1.88%, 05/21/20(c)	480	471,389
2.20%, 10/03/22	160	153,334
2.25%, 05/18/22	215	207,378
2.40%, 02/08/22	300	291,624
2.45%, 06/29/22	300	291,006

Security	Par (000)	Value

Canada (continued)
2.50%, 09/10/21	$325	$318,435
2.50%, 04/27/26	370	346,046
3.20%, 05/16/24	225	222,665
4.40%, 04/14/20	100	101,921
Province of Quebec Canada
2.38%, 01/31/22	250	243,365
2.50%, 04/20/26	575	539,034
2.63%, 02/13/23	295	287,203
2.75%, 04/12/27	275	259,737
2.88%, 10/16/24	755	735,008
3.50%, 07/29/20	470	473,628
7.13%, 02/09/24	50	58,535
7.50%, 09/15/29	225	302,771

		9,717,957
Chile — 0.1%
Chile Government International Bond
2.25%, 10/30/22(c)	255	243,112
3.13%, 03/27/25(c)	400	382,872
3.24%, 02/06/28 (Call 11/06/27)	200	187,584
3.86%, 06/21/47	250	226,200

		1,039,768
China — 0.1%
Avi Funding Co. Ltd., 2.85%, 09/16/20(d)	200	196,834
China Government International Bond, 2.63%, 11/02/27(d)	200	184,084
Export-Import Bank of China (The)
2.00%, 04/26/21(d)	200	192,344
2.50%, 07/31/19(d)	200	198,822
2.88%, 04/26/26(d)	200	181,594
3.25%, 11/28/27(d)	200	183,522

		1,137,200
Colombia — 0.1%
Colombia Government International Bond
3.88%, 04/25/27 (Call 01/25/27)	200	190,654
4.00%, 02/26/24 (Call 11/26/23)	205	202,515
4.38%, 07/12/21	500	506,595
4.50%, 01/28/26 (Call 10/28/25)	200	200,272
5.00%, 06/15/45 (Call 12/15/44)	200	189,398
5.63%, 02/26/44 (Call 08/26/43)	400	409,568
6.13%, 01/18/41	400	431,472
8.13%, 05/21/24	150	177,135

		2,307,609
Costa Rica — 0.0%
Costa Rica Government International Bond
4.25%, 01/26/23(d)	450	394,187
7.00%, 04/04/44(d)	200	166,022

		560,209
Croatia — 0.0%
Croatia Government International Bond
5.50%, 04/04/23(d)	200	209,856
6.00%, 01/26/24(d)	200	215,558
6.38%, 03/24/21(d)	200	210,020
6.63%, 07/14/20(d)	200	208,768

		844,202
Denmark — 0.0%
Kommunekredit, 2.25%, 11/16/22(d)	500	482,580

S C H E D U L E O F I N V E S T M E N T S	71

Schedule of Investments (continued)	iShares® Core Total USD Bond Market ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Dominican Republic — 0.1%
Dominican Republic International Bond
5.88%, 04/18/24(d)	$200	$203,170
5.95%, 01/25/27(d)	600	597,024
6.60%, 01/28/24(d)	100	104,673
6.85%, 01/27/45(d)	300	294,210
7.45%, 04/30/44(d)	100	103,978

		1,303,055
Ecuador — 0.1%
Ecuador Government International Bond
7.88%, 01/23/28(d)	200	168,458
7.95%, 06/20/24(d)	200	181,208
8.75%, 06/02/23(d)	400	379,124
9.65%, 12/13/26(d)	400	374,488
10.75%, 03/28/22(d)	400	415,356

		1,518,634
Egypt — 0.1%
Egypt Government International Bond
5.75%, 04/29/20(d)	100	100,748
5.88%, 06/11/25(d)	410	383,170
7.50%, 01/31/27(d)	600	587,328
8.50%, 01/31/47(d)	400	376,724

		1,447,970
El Salvador — 0.0%
El Salvador Government International Bond
6.38%, 01/18/27(d)	200	179,466
7.63%, 02/01/41(d)	150	136,344
8.25%, 04/10/32(d)	100	98,427
8.63%, 02/28/29(d)	200	203,654

		617,891
France — 0.0%
Agence Francaise de Developpement, 1.88%, 09/14/20(d)	200	195,380
Caisse d’Amortissement de la Dette Sociale, 3.00%, 10/26/20	350	349,192

		544,572
Gabon — 0.0%
Gabon Government International Bond, 6.38%, 12/12/24(d)	400	364,716

Germany — 0.1%
FMS Wertmanagement
1.38%, 06/08/21	750	718,290
1.75%, 01/24/20	200	197,240
1.75%, 05/15/20(d)	200	196,314
State of North Rhine-Westphalia Germany, 1.63%, 01/22/20(d)	100	98,395

		1,210,239
Ghana — 0.0%
Ghana Government International Bond, 8.13%, 01/18/26(d)	200	201,422

Guatemala — 0.0%
Guatemala Government Bond, 5.75%, 06/06/22(d)	200	204,350

Hong Kong — 0.0%
Hong Kong Sukuk 2017 Ltd., 3.13%, 02/28/27(d)	200	189,068

Hungary — 0.1%
Hungary Government International Bond
5.75%, 11/22/23	150	160,650
6.38%, 03/29/21	900	952,686

Security	Par (000)	Value

Hungary (continued)
7.63%, 03/29/41	$60	$81,346
Magyar Export-Import Bank Zrt, 4.00%, 01/30/20(d)	200	200,406

		1,395,088
India — 0.0%
Export-Import Bank of India, 3.13%, 07/20/21(d)	200	195,202

Indonesia — 0.3%
Indonesia Government International Bond
3.38%, 04/15/23(d)	200	191,170
3.85%, 07/18/27(d)	400	369,844
4.13%, 01/15/25(d)	200	191,932
4.35%, 01/11/48(c)	400	342,520
4.88%, 05/05/21(d)	200	204,294
5.25%, 01/08/47(d)	600	576,234
5.38%, 10/17/23(d)	400	413,552
5.88%, 03/13/20(d)	100	103,144
5.95%, 01/08/46(d)	300	314,682
6.75%, 01/15/44(d)	200	229,748
7.75%, 01/17/38(d)	420	523,429
8.50%, 10/12/35(d)	300	392,937
11.63%, 03/04/19(d)	200	205,796
Perusahaan Penerbit SBSN Indonesia III
3.40%, 03/29/22(d)	400	389,984
4.15%, 03/29/27(d)	800	750,392
4.35%, 09/10/24(d)	200	196,916
4.40%, 03/01/28(d)	400	379,008
4.55%, 03/29/26(d)	200	194,200
6.13%, 03/15/19(d)	200	202,266

		6,172,048
Israel — 0.0%
Israel Government International Bond
2.88%, 03/16/26	200	188,304
4.00%, 06/30/22	200	203,678
4.50%, 01/30/43	300	298,377
5.13%, 03/26/19	100	100,891

		791,250
Italy — 0.0%
Republic of Italy Government International Bond
5.38%, 06/15/33	260	262,205
6.88%, 09/27/23	250	268,055

		530,260
Ivory Coast — 0.0%
Ivory Coast Government International Bond
5.75%, 12/31/32 (Call 12/30/18)(d)(j)	185	167,649
6.38%, 03/03/28(d)	200	185,748

		353,397
Jamaica — 0.0%
Jamaica Government International Bond
6.75%, 04/28/28	550	597,443
8.00%, 03/15/39	100	116,362

		713,805
Japan — 0.2%
Development Bank of Japan Inc.
1.63%, 09/01/21(b)	200	190,742
2.13%, 09/01/22(b)	250	238,730
2.50%, 10/18/22(d)	200	193,498
Japan Bank for International Cooperation
1.50%, 07/21/21	450	429,106
1.88%, 04/20/21	100	96,730

72	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® Core Total USD Bond Market ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Japan (continued)
1.88%, 07/21/26	$200	$177,710
2.13%, 11/16/20	500	489,280
2.13%, 02/10/25	200	184,680
2.38%, 04/20/26	250	231,350
2.75%, 11/16/27	200	186,750
2.88%, 06/01/27	450	425,628
3.00%, 05/29/24	250	244,438
3.25%, 07/20/23	250	248,500

		3,337,142
Jordan — 0.0%
Jordan Government International Bond
5.75%, 01/31/27(d)	600	551,208
6.13%, 01/29/26(d)	200	191,202

		742,410
Kazakhstan — 0.1%
Kazakhstan Government International Bond
3.88%, 10/14/24(d)	200	200,666
4.88%, 10/14/44(d)	200	196,114
5.13%, 07/21/25(d)	600	632,946
6.50%, 07/21/45(d)	200	237,840

		1,267,566
Kenya — 0.0%
Kenya Government International Bond, 6.88%, 06/24/24(d)	200	194,546

Kuwait — 0.0%
Kuwait International Government Bond
2.75%, 03/20/22(d)	200	194,370
3.50%, 03/20/27(d)	600	583,182

		777,552
Lebanon — 0.1%
Lebanon Government International Bond
6.00%, 01/27/23(d)	250	215,990
6.20%, 02/26/25(d)	1,000	818,340
6.38%, 03/09/20	100	96,375
6.40%, 05/26/23	50	43,164
6.60%, 11/27/26(d)	50	40,338
6.65%, 04/22/24(d)	300	256,761
6.65%, 11/03/28(d)	50	39,740
6.65%, 02/26/30(d)	200	155,962
6.75%, 11/29/27(d)	25	20,060
6.85%, 05/25/29	50	39,484
7.00%, 03/23/32(d)	100	78,220
7.25%, 03/23/37(d)	215	168,188
8.25%, 04/12/21(d)	300	288,111

		2,260,733
Lithuania — 0.0%
Lithuania Government International Bond
6.13%, 03/09/21(d)	200	212,072
7.38%, 02/11/20(d)	100	105,136

		317,208
Malaysia — 0.0%
Malaysia Sovereign Sukuk Bhd, 3.04%, 04/22/25(d)	200	189,678
Malaysia Sukuk Global Bhd, 4.08%, 04/27/46(d)	250	235,668

		425,346
Mexico — 0.2%
Mexico Government International Bond
3.50%, 01/21/21	620	618,090
3.60%, 01/30/25	200	189,552

Security	Par (000)	Value

Mexico (continued)
3.63%, 03/15/22	$380	$375,657
4.00%, 10/02/23	770	761,499
4.13%, 01/21/26	200	193,002
4.15%, 03/28/27	550	524,717
4.35%, 01/15/47	600	502,770
4.75%, 03/08/44	520	461,068
5.55%, 01/21/45	550	544,456
5.75%, 10/12/10	200	183,776
6.05%, 01/11/40	180	186,566
6.75%, 09/27/34	100	114,643
7.50%, 04/08/33	65	79,679

		4,735,475
Morocco — 0.0%
Morocco Government International Bond, 4.25%, 12/11/22(d)	200	198,742

Nigeria — 0.0%
Nigeria Government International Bond, 7.88%, 02/16/32(d)	200	192,126

Norway — 0.0%
Kommunalbanken AS, 2.50%, 04/17/20(b)	250	248,365

Oman — 0.1%
Oman Government International Bond
4.13%, 01/17/23(d)	200	191,604
4.75%, 06/15/26(d)	200	184,512
6.50%, 03/08/47(d)	650	579,475
Oman Sovereign Sukuk SAOC, 4.40%, 06/01/24(d)	200	188,990

		1,144,581
Pakistan — 0.0%
Pakistan Government International Bond, 8.25%, 09/30/25(d)	600	613,104

Panama — 0.1%
Panama Government International Bond
4.00%, 09/22/24 (Call 06/24/24)	200	199,264
5.20%, 01/30/20	410	419,053
6.70%, 01/26/36	685	821,822
7.13%, 01/29/26	100	116,433
8.88%, 09/30/27	50	65,791
9.38%, 04/01/29	300	414,396

		2,036,759
Paraguay — 0.0%
Paraguay Government International Bond
5.60%, 03/13/48(d)	200	190,082
6.10%, 08/11/44(d)	200	201,024

		391,106
Peru — 0.1%
Peruvian Government International Bond
4.13%, 08/25/27	876	882,649
5.63%, 11/18/50	300	335,790
6.55%, 03/14/37	140	170,446
7.13%, 03/30/19	205	209,637
7.35%, 07/21/25	300	361,521
8.75%, 11/21/33	80	114,542

		2,074,585

S C H E D U L E O F I N V E S T M E N T S	73

Schedule of Investments (continued)	iShares® Core Total USD Bond Market ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Philippines — 0.1%
Philippine Government International Bond
3.70%, 03/01/41	$200	$177,580
3.70%, 02/02/42(c)	500	443,565
3.95%, 01/20/40	200	184,872
4.00%, 01/15/21	600	606,780
5.00%, 01/13/37	400	424,248
6.38%, 01/15/32	200	239,102
6.38%, 10/23/34	225	273,456
6.50%, 01/20/20	200	207,998
7.75%, 01/14/31	138	181,217
9.50%, 02/02/30	100	144,034
10.63%, 03/16/25	80	108,501

		2,991,353
Poland — 0.1%
Republic of Poland Government International Bond
3.00%, 03/17/23	50	48,697
3.25%, 04/06/26	635	608,089
4.00%, 01/22/24	466	471,121
5.00%, 03/23/22	200	209,276
6.38%, 07/15/19	300	307,236

		1,644,419
Qatar — 0.1%
Qatar Government International Bond
2.38%, 06/02/21(d)	200	194,000
3.25%, 06/02/26(d)	200	189,924
4.50%, 01/20/22(b)	200	204,766
4.50%, 04/23/28(d)	250	255,082
4.63%, 06/02/46(d)	1,300	1,293,188
5.10%, 04/23/48(d)	250	253,528
6.40%, 01/20/40(b)	100	122,172
SoQ Sukuk A QSC, 3.24%, 01/18/23(d)	600	588,216

		3,100,876
Romania — 0.0%
Romanian Government International Bond
4.88%, 01/22/24(d)	400	407,596
6.13%, 01/22/44(d)	250	268,815
6.75%, 02/07/22(d)	300	323,379

		999,790
Russia — 0.2%
Russian Foreign Bond-Eurobond
3.50%, 01/16/19(d)	200	199,900
4.25%, 06/23/27(d)	200	189,368
4.50%, 04/04/22(d)	200	201,894
4.75%, 05/27/26(d)	800	789,392
4.88%, 09/16/23(d)	1,200	1,227,972
5.00%, 04/29/20(d)	200	203,494
5.25%, 06/23/47(d)	400	369,580
5.63%, 04/04/42(d)	200	202,870
5.88%, 09/16/43(d)	200	209,684
7.50%, 03/31/30(d)(j)	131	142,899
12.75%, 06/24/28(d)	600	949,440

		4,686,493
Saudi Arabia — 0.2%
KSA Sukuk Ltd., 3.63%, 04/20/27(d)	1,200	1,145,868
Saudi Government International Bond
2.38%, 10/26/21(d)	400	382,360
3.25%, 10/26/26(d)	400	369,800
3.63%, 03/04/28(d)	450	422,077
4.00%, 04/17/25(d)	250	245,658

Security	Par (000)	Value

Saudi Arabia (continued)
4.50%, 04/17/30(d)	$250	$246,228
4.50%, 10/26/46(d)	1,150	1,040,117
4.63%, 10/04/47(d)	310	284,050

		4,136,158
Senegal — 0.0%
Senegal Government International Bond, 6.25%, 05/23/33(d)	200	173,042

Serbia — 0.0%
Serbia International Bond, 4.88%, 02/25/20(d)	200	201,770

Slovenia — 0.0%
Slovenia Government International Bond, 4.13%, 02/18/19(b)	200	199,980

South Africa — 0.1%
Republic of South Africa Government International Bond
4.30%, 10/12/28	600	511,572
4.85%, 09/27/27	200	180,668
5.50%, 03/09/20	100	101,033
5.65%, 09/27/47	200	168,820
6.25%, 03/08/41	153	141,921
6.88%, 05/27/19	390	395,835

		1,499,849
South Korea — 0.1%
Export-Import Bank of Korea
1.50%, 10/21/19	200	196,928
2.63%, 12/30/20	400	393,760
2.88%, 01/21/25	200	186,902
3.25%, 11/10/25	400	379,292
4.00%, 01/29/21	250	252,828
4.38%, 09/15/21	200	204,604
5.13%, 06/29/20	500	514,385
Korea International Bond
2.75%, 01/19/27	200	186,454
3.88%, 09/11/23	200	202,782
4.13%, 06/10/44(c)	450	448,236

		2,966,171
Sri Lanka — 0.1%
Sri Lanka Government International Bond
5.13%, 04/11/19(d)	200	196,498
6.13%, 06/03/25(d)	200	175,284
6.25%, 07/27/21(d)	400	380,052
6.83%, 07/18/26(d)	200	180,384
6.85%, 11/03/25(d)	200	181,934

		1,114,152
Supranational — 1.4%
African Development Bank
1.25%, 07/26/21	130	123,806
1.88%, 03/16/20	495	488,045
2.13%, 11/16/22	25	24,042
2.38%, 09/23/21	185	181,356
2.63%, 03/22/21	250	247,582
Asian Development Bank
1.38%, 03/23/20	200	195,816
1.50%, 01/22/20	275	270,457
1.63%, 05/05/20	1,025	1,005,299
1.63%, 03/16/21	275	266,285
1.75%, 01/10/20	175	172,701
1.75%, 09/13/22	635	603,491

74	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® Core Total USD Bond Market ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Supranational (continued)
1.88%, 02/18/22(c)	$350	$336,668
2.00%, 02/16/22	560	540,971
2.00%, 01/22/25	405	377,460
2.00%, 04/24/26	125	114,639
2.25%, 01/20/21	515	506,652
2.38%, 08/10/27	150	139,431
2.63%, 01/12/27	340	323,483
2.75%, 03/17/23	250	246,075
Banque Ouest Africaine de Developpement, 5.00%, 07/27/27(b)	200	190,470
Corp. Andina de Fomento
2.13%, 09/27/21	75	71,939
4.38%, 06/15/22	100	102,360
Council of Europe Development Bank
1.63%, 03/10/20	420	412,654
2.63%, 02/13/23	200	195,820
European Bank for Reconstruction & Development
1.13%, 08/24/20	2,180	2,108,997
1.75%, 11/26/19	250	247,080
1.88%, 02/23/22	185	177,798
2.75%, 04/26/21	100	99,270
European Investment Bank
0.00%, 11/06/26(h)	150	114,033
1.25%, 12/16/19	525	515,692
1.38%, 06/15/20	840	819,034
1.38%, 09/15/21	100	95,340
1.63%, 03/16/20	100	98,276
1.63%, 08/14/20	520	507,832
1.63%, 12/15/20	250	242,870
1.63%, 06/15/21(c)	50	48,203
1.75%, 05/15/20	2,000	1,964,020
1.88%, 02/10/25(c)	625	576,662
2.00%, 03/15/21	125	122,033
2.00%, 12/15/22	200	191,154
2.13%, 10/15/21	20	19,460
2.13%, 04/13/26	100	92,614
2.25%, 03/15/22	150	145,872
2.25%, 08/15/22	755	731,202
2.38%, 05/13/21	500	491,825
2.38%, 06/15/22	125	121,781
2.38%, 05/24/27	120	111,756
2.50%, 04/15/21	285	281,312
2.88%, 09/15/20	250	249,492
2.88%, 08/15/23(c)	500	493,640
3.25%, 01/29/24	450	451,431
4.88%, 02/15/36	225	264,823
Inter-American Development Bank
1.63%, 05/12/20	525	514,752
1.75%, 04/14/22	500	477,785
1.75%, 09/14/22	530	503,548
1.88%, 06/16/20	100	98,311
1.88%, 03/15/21	160	155,800
2.00%, 06/02/26	255	233,917
2.13%, 11/09/20	255	250,629
2.13%, 01/15/25	725	680,594
2.38%, 07/07/27	365	339,417
2.63%, 04/19/21	650	643,805
3.00%, 10/04/23	800	794,848
3.00%, 02/21/24	280	277,682
3.20%, 08/07/42	105	97,970

Security	Par (000)	Value

Supranational (continued)
3.88%, 02/14/20	$75	$75,909
3.88%, 10/28/41	50	51,948
4.38%, 01/24/44	90	100,995
International Bank for Reconstruction & Development
1.13%, 11/27/19	615	603,887
1.13%, 08/10/20	100	96,868
1.38%, 05/24/21	305	292,702
1.38%, 09/20/21	50	47,719
1.63%, 09/04/20	395	385,567
1.63%, 03/09/21(c)	130	125,931
1.63%, 02/10/22	250	238,750
1.75%, 04/19/23(c)	100	94,426
1.88%, 04/21/20	540	531,954
1.88%, 10/27/26	1,850	1,672,696
2.00%, 01/26/22	200	193,426
2.13%, 02/13/23(c)	275	264,187
2.13%, 03/03/25	230	216,221
2.25%, 06/24/21(c)	50	49,014
2.50%, 11/25/24	375	361,072
2.50%, 07/29/25	375	358,946
2.50%, 11/22/27	165	154,818
2.75%, 07/23/21	500	496,310
7.63%, 01/19/23	600	705,312
International Finance Corp.
1.63%, 07/16/20(c)	330	322,740
2.00%, 10/24/22	175	167,818
2.13%, 04/07/26	410	380,763
2.25%, 01/25/21(c)	230	226,288
Nordic Investment Bank
1.50%, 09/29/20	250	243,078
2.13%, 02/01/22	200	193,828

		32,243,235

Sweden — 0.1%
Svensk Exportkredit AB
1.75%, 08/28/20	200	195,376
2.38%, 03/09/22	200	194,792
2.88%, 03/14/23	400	394,432
Sweden Government International Bond, 1.63%, 04/06/20(b)	250	245,480

		1,030,080

Trinidad and Tobago — 0.0%
Trinidad & Tobago Government International Bond, 4.50%, 08/04/26(d)	200	185,328

Turkey — 0.2%
Export Credit Bank of Turkey, 5.38%, 10/24/23(d)	200	177,070
Hazine Mustesarligi Varlik Kiralama AS, 4.49%, 11/25/24(d)	200	174,928
Turkey Government International Bond
4.25%, 04/14/26	200	164,704
4.88%, 10/09/26	400	338,096
4.88%, 04/16/43	650	461,545
5.13%, 02/17/28	200	168,654
5.63%, 03/30/21	200	195,090
5.75%, 03/22/24	800	745,912
6.00%, 03/25/27	600	541,026
6.00%, 01/14/41	450	358,583
6.13%, 10/24/28	200	178,484
6.25%, 09/26/22	200	193,768
6.63%, 02/17/45	450	379,453

S C H E D U L E O F I N V E S T M E N T S	75

Schedule of Investments (continued)	iShares® Core Total USD Bond Market ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Turkey (continued)
6.75%, 05/30/40	$100	$86,721
6.88%, 03/17/36	231	205,396
7.25%, 03/05/38	150	137,901
7.38%, 02/05/25	20	19,880
7.50%, 11/07/19	250	253,143
8.00%, 02/14/34	150	149,142

		4,929,496

Ukraine — 0.1%
Ukraine Government International Bond
7.38%, 09/25/32(d)	200	166,708
7.75%, 09/01/20(d)	512	508,800
7.75%, 09/01/23(d)	200	190,584
7.75%, 09/01/25(d)	400	368,000
7.75%, 09/01/27(d)	200	179,094
Ukreximbank Via Biz Finance PLC, 9.75%, 01/22/25(d)	200	198,838

		1,612,024

United Arab Emirates — 0.1%
Abu Dhabi Government International Bond
2.13%, 05/03/21(d)	200	193,504
3.13%, 05/03/26(d)	1,200	1,134,024
3.13%, 10/11/27(d)	200	185,744
Dubai DOF Sukuk Ltd., 3.88%, 01/30/23(d)	200	197,760
RAK Capital, 3.09%, 03/31/25(d)	200	187,600
Sharjah Sukuk Ltd., 3.76%, 09/17/24(d)	200	196,642

		2,095,274

Uruguay — 0.1%
Uruguay Government International Bond
4.13%, 11/20/45	250	216,960
4.38%, 10/27/27	350	345,979
4.50%, 08/14/24	480	486,710
5.10%, 06/18/50	320	302,230
7.63%, 03/21/36	100	128,722
8.00%, 11/18/22	75	84,377

		1,564,978

Venezuela — 0.0%
Venezuela Government International Bond
7.00%, 03/31/38(d)(l)	75	18,254
7.65%, 04/21/25(d)(l)	350	87,626
7.75%, 10/13/19(d)(l)	200	49,506
8.25%, 10/13/24(d)(l)	250	63,005
9.00%, 05/07/23(d)(l)	100	25,162
9.25%, 09/15/27(l)	365	92,655
9.25%, 05/07/28(d)(l)	150	37,497
9.38%, 01/13/34(l)	100	28,462
11.75%, 10/21/26(d)(l)	200	51,008
11.95%, 08/05/31(d)(l)	200	50,898
12.75%, 08/23/22(d)(l)	75	19,045

		523,118

Vietnam — 0.0%
Vietnam Government International Bond, 4.80%, 11/19/24(d)	400	403,408

Security	Par (000)	Value

Zambia — 0.0%
Zambia Government International Bond
8.50%, 04/14/24(d)	$200	$137,456
8.97%, 07/30/27(d)	200	136,186

		273,642

Total Foreign Government Obligations — 6.0%
(Cost: $145,361,334)		137,027,876

Municipal Debt Obligations

California — 0.2%
Bay Area Toll Authority RB BAB
Series F-2, 6.26%, 04/01/49	110	145,622
Series S-1, 7.04%, 04/01/50(c)	50	69,852
Series S-3, 6.91%, 10/01/50	100	139,265
City of San Francisco CA Public Utilities Commission Water Revenue RB BAB, 6.95%, 11/01/50	50	68,486
Los Angeles Community College District/CA GO BAB, 6.75%, 08/01/49	50	69,785
Los Angeles Department of Water & Power System Revenue RB BAB
Series A, 6.60%, 07/01/50	100	135,168
Series D, 6.57%, 07/01/45	100	134,306
Los Angeles Unified School District/CA GO BAB
5.75%, 07/01/34	175	201,474
Series RY, 6.76%, 07/01/34	100	125,729
Regents of the University of California Medical Center Pooled Revenue RB BAB, Series H, 6.55%, 05/15/48	50	63,714
San Diego County Regional Transportation Commission RB BAB, 5.91%, 04/01/48	60	75,473
State of California Department of Water Resources Power Supply Revenue RB, Series P, 2.00%, 05/01/22	80	76,955
State of California GO
3.38%, 04/01/25	200	197,904
3.50%, 04/01/28	315	305,389
4.60%, 04/01/38 (04/01/28)	125	127,370
Series A, 2.37%, 04/01/22	100	97,136
State of California GO BAB
7.30%, 10/01/39	400	544,888
7.50%, 04/01/34	100	135,407
7.55%, 04/01/39	355	502,130
7.60%, 11/01/40	100	143,636
7.63%, 03/01/40	35	49,844
University of California RB
Series AQ, 4.77%, 05/15/15	100	96,013
Series AX, 3.06%, 07/01/25 (Call 04/01/25)	50	48,437
University of California RB BAB, 5.77%, 05/15/43	100	116,682

		3,670,665

Connecticut — 0.0%
State of Connecticut GO, Series A, 5.85%, 03/15/32	90	101,624
State of Connecticut GO BAB, Series D, 5.09%, 10/01/30	50	52,531

		154,155

Florida — 0.0%
County of Miami-Dade FL Aviation Revenue RB, Series C, 4.28%, 10/01/41(10/01/28)	60	57,259
State Board of Administration Finance Corp. RB, Series A, 3.00%, 07/01/20	150	149,592

		206,851

76	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® Core Total USD Bond Market ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Georgia — 0.0%
Municipal Electric Authority of Georgia RB BAB
Project J, Series 2010-A, 6.64%, 04/01/57	$100	$106,915
Project M, Series 2010-A, 6.66%, 04/01/57	100	115,955
Project P, Series 2010-A, 7.06%, 04/01/57	25	27,696

		250,566
Illinois — 0.1%
Illinois State Toll Highway Authority RB BAB, Series A, 6.18%, 01/01/34	180	216,266
State of Illinois GO
4.95%, 06/01/23(c)	50	50,060
5.10%, 06/01/33	850	802,153
State of Illinois GO BAB, Series 5, 7.35%, 07/01/35(c)	50	53,761

		1,122,240

Massachusetts — 0.0%
Commonwealth of Massachusetts GOL BAB, Series E, 5.46%, 12/01/39	145	171,642

Missouri — 0.0%
Health & Educational Facilities Authority of the State of Missouri RB, Series A, 3.65%, 08/15/57 (Call 02/15/57)	200	176,450

New Jersey — 0.0%
New Jersey Economic Development Authority RB
Series A, 7.43%, 02/15/29 (NPFGC)	50	59,855
Series B, 0.00%, 02/15/22 (AGM)(h)	100	88,493
New Jersey State Turnpike Authority RB BAB
Series A, 7.10%, 01/01/41	135	181,985
Series F, 7.41%, 01/01/40	305	424,478
New Jersey Transportation Trust Fund Authority RB BAB
6.56%, 12/15/40	200	237,710
Series C, 5.75%, 12/15/28	50	54,648

		1,047,169

New York — 0.1%
City of New York NY GO BAB, Series A-2, 5.21%, 10/01/31 BAB	135	148,072
Metropolitan Transportation Authority RB BAB, Series 2010-A, 6.67%, 11/15/39	150	192,225
New York City Transitional Finance Authority Future Tax Secured Revenue RB BAB
5.57%, 11/01/38	200	228,914
Series C-2, 5.77%, 08/01/36	40	45,634
New York City Water & Sewer System RB BAB
5.44%, 06/15/43	100	116,988
5.72%, 06/15/42	250	301,005
5.88%, 06/15/44	115	142,675
New York State Dormitory Authority RB BAB
Series D, 5.60%, 03/15/40	40	46,582
Series F, 5.63%, 03/15/39	50	57,262
Port Authority of New York & New Jersey RB
4.93%, 10/01/51	200	219,546
5.65%, 11/01/40	25	29,942
Series 174, 4.46%, 10/01/62	400	392,244
Series 181, 4.96%, 08/01/46	100	109,139

		2,030,228

Ohio — 0.0%
American Municipal Power Inc. RB BAB, Series B, 8.08%, 02/15/50	100	152,061
Ohio State University (The) RB BAB, Series C, 4.91%, 06/01/40	75	81,592

Security	Par (000)	Value

Ohio (continued)
Ohio Water Development Authority Water Pollution Control Loan Fund RB BAB, Series B-2, 4.88%, 12/01/34	$50	$53,527

		287,180

Oregon — 0.0%
Oregon School Boards Association GOL, Series B, 5.68%, 06/30/28 (NPFGC)	100	111,514
State of Oregon GO, 5.89%, 06/01/27	340	388,117

		499,631

Tennessee — 0.0%
Metropolitan Government Nashville & Davidson County Health & Educational Facility Building RB, Series 2016B, 4.05%, 07/01/26 (Call 04/01/26)	250	252,565

Texas — 0.1%
City of San Antonio Texas Electric & Gas Systems Revenue RB, 5.81%, 02/01/41	200	241,336
Dallas Area Rapid Transit RB BAB, 6.00%, 12/01/44	50	62,803
Dallas County Hospital District GOL BAB, Series C, 5.62%, 08/15/44	50	58,746
North Texas Tollway Authority RB BAB, Series B, 6.72%, 01/01/49	200	274,506
Permanent University Fund - Texas A&M University System RB, Series B, 3.66%, 07/01/47 (Call 07/01/27)	100	90,748
Permanent University Fund - University of Texas System RB, Series A, 3.38%, 07/01/47 (Call 01/01/47)	120	104,143
State of Texas GO BAB, 5.52%, 04/01/39	100	120,135
Texas Transportation Commission State Highway Fund RB BAB, Series B, 5.18%, 04/01/30	265	295,708

		1,248,125

Washington — 0.0%
Central Puget Sound Regional Transit Authority RB BAB, 5.49%, 11/01/39	30	35,045
State of Washington GO BAB, Series F, 5.14%, 08/01/40	100	114,129

		149,174

Wisconsin — 0.0%
State of Wisconsin RB
Series A, 5.70%, 05/01/26	20	21,822
Series C, 3.15%, 05/01/27	250	236,470

		258,292

Total Municipal Debt Obligations — 0.5% (Cost: $12,282,673)		11,524,933

U.S. Government & Agency Obligations

Mortgage-Backed Securities — 23.7%
Federal Home Loan Mortgage Corp.
2.50%, 01/01/30	52	49,811
2.50%, 08/01/31	440	421,369
2.50%, 10/01/31	908	869,469
2.50%, 12/01/31	509	487,508
2.50%, 02/01/32	957	916,965
2.50%, 01/01/33	1,786	1,711,915
2.50%, 11/01/33(m)	6,701	6,409,140
2.50%, 11/01/48(m)	750	685,694
3.00%, 05/01/29	47	46,301
3.00%, 05/01/30	109	107,207
3.00%, 06/01/30	56	54,628
3.00%, 07/01/30	121	118,872

S C H E D U L E O F I N V E S T M E N T S	77

Schedule of Investments (continued)	iShares® Core Total USD Bond Market ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
3.00%, 12/01/30	$1,374	$1,347,782
3.00%, 02/01/31	42	40,892
3.00%, 05/01/31	45	43,997
3.00%, 06/01/31	30	29,345
3.00%, 11/01/33(m)	9,138	8,948,101
3.00%, 07/01/46	401	379,800
3.00%, 08/01/46	2,943	2,787,287
3.00%, 09/01/46	1,851	1,759,769
3.00%, 10/01/46	3,085	2,924,279
3.00%, 11/01/46	2,695	2,552,328
3.00%, 12/01/46	4,158	3,940,444
3.00%, 01/01/47	1,842	1,744,327
3.00%, 02/01/47	4,056	3,841,614
3.00%, 05/01/47	858	813,179
3.00%, 06/01/47	1,974	1,869,588
3.00%, 08/01/47	352	333,799
3.00%, 10/01/47	947	897,176
3.00%, 11/01/48(m)	1,609	1,521,582
3.50%, 05/01/32	145	144,660
3.50%, 09/01/32	124	124,005
3.50%, 07/01/33	702	702,463
3.50%, 11/01/33(m)	4,914	4,911,507
3.50%, 09/01/38	25	24,409
3.50%, 04/01/43	41	39,719
3.50%, 07/01/43	54	52,563
3.50%, 01/01/44	134	131,515
3.50%, 09/01/44	287	280,878
3.50%, 12/01/45	286	279,333
3.50%, 01/01/46	31	29,825
3.50%, 03/01/46	209	204,263
3.50%, 05/01/46	254	247,909
3.50%, 07/01/46	371	362,215
3.50%, 08/01/46	479	467,879
3.50%, 09/01/46	194	189,190
3.50%, 11/01/46	107	104,581
3.50%, 12/01/46	3,220	3,143,275
3.50%, 02/01/47	1,426	1,392,200
3.50%, 03/01/47	279	271,323
3.50%, 04/01/47	293	285,372
3.50%, 05/01/47	282	274,874
3.50%, 07/01/47	1,146	1,116,651
3.50%, 08/01/47	116	113,254
3.50%, 09/01/47	3,003	2,928,661
3.50%, 12/01/47	118	115,006
3.50%, 01/01/48	1,486	1,453,645
3.50%, 02/01/48	3,888	3,782,281
3.50%, 03/01/48	844	822,070
3.50%, 05/01/48	2,051	1,999,221
3.50%, 11/01/48(m)	15,879	15,455,974
4.00%, 05/01/33	480	488,736
4.00%, 11/01/33(m)	106	107,710
4.00%, 07/01/44	65	65,992
4.00%, 06/01/45	23	22,876
4.00%, 08/01/45	196	196,696
4.00%, 01/01/46	315	316,102
4.00%, 03/01/46	19	19,529
4.00%, 05/01/46	37	36,870
4.00%, 11/01/46	1,074	1,076,391
4.00%, 02/01/47	432	433,233
4.00%, 10/01/47	217	217,587

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
4.00%, 11/01/47	$23	$22,939
4.00%, 01/01/48	1,391	1,392,955
4.00%, 02/01/48	243	244,407
4.00%, 06/01/48	1,029	1,036,654
4.00%, 07/01/48	3,555	3,557,293
4.00%, 08/01/48	1,656	1,658,495
4.00%, 09/01/48	997	997,977
4.00%, 11/01/48(m)	17,308	17,310,256
4.50%, 11/01/33(m)	175	177,659
4.50%, 02/01/41	203	210,214
4.50%, 05/01/42	208	215,873
4.50%, 01/01/45	150	154,831
4.50%, 01/01/46	197	203,059
4.50%, 04/01/46	31	31,841
4.50%, 05/01/46	24	24,740
4.50%, 07/01/46	14	14,709
4.50%, 09/01/46	2,062	2,118,088
4.50%, 03/01/47	36	36,669
4.50%, 05/01/47	218	224,292
4.50%, 06/01/47	81	83,519
4.50%, 05/01/48	2,307	2,364,387
4.50%, 06/01/48	996	1,021,817
4.50%, 07/01/48	780	800,515
4.50%, 10/01/48	119	122,278
4.50%, 11/01/48(m)	1,962	2,009,134
5.00%, 04/01/33	785	829,445
5.00%, 09/01/47	72	75,302
5.00%, 03/01/48	418	436,489
5.00%, 04/01/48	2,634	2,753,832
5.00%, 05/01/48	447	467,394
5.00%, 07/01/48	723	756,338
5.00%, 11/01/48(m)	72	75,163
5.50%, 11/01/48(m)	1,225	1,296,155
Federal National Mortgage Association
2.50%, 12/01/29	198	192,366
2.50%, 03/01/30	266	255,823
2.50%, 07/01/30	249	239,299
2.50%, 08/01/30	71	68,221
2.50%, 12/01/30	90	86,589
2.50%, 01/01/31	76	73,082
2.50%, 09/01/31	762	730,598
2.50%, 10/01/31	5,093	4,901,112
2.50%, 12/01/31	1,166	1,117,567
2.50%, 02/01/32	878	841,710
2.50%, 03/01/32	904	866,805
2.50%, 04/01/32	835	800,504
2.50%, 10/01/32	146	140,495
2.50%, 01/01/33	1,100	1,054,226
2.50%, 11/01/33(m)	4,636	4,437,152
2.50%, 11/01/48(m)	905	827,297
3.00%, 10/01/27	140	138,473
3.00%, 04/01/30	185	181,972
3.00%, 07/01/30	160	157,638
3.00%, 08/01/30	601	590,396
3.00%, 09/01/30	1,038	1,020,371
3.00%, 10/01/30	419	411,606
3.00%, 11/01/30	104	102,080
3.00%, 12/01/30	229	224,838
3.00%, 02/01/31	1,209	1,188,182

78	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® Core Total USD Bond Market ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
3.00%, 03/01/31	$376	$369,404
3.00%, 04/01/31	147	144,736
3.00%, 06/01/31	719	706,202
3.00%, 09/01/31	276	271,977
3.00%, 10/01/31	123	120,754
3.00%, 01/01/32	867	853,080
3.00%, 02/01/32	2,886	2,836,664
3.00%, 03/01/32	110	107,692
3.00%, 06/01/32	1,014	996,653
3.00%, 08/01/32	553	543,371
3.00%, 11/01/32	832	817,528
3.00%, 12/01/32	1,754	1,721,820
3.00%, 02/01/33	1,016	998,803
3.00%, 11/01/33(m)	4,847	4,756,505
3.00%, 01/01/37	621	598,669
3.00%, 12/01/42	670	639,444
3.00%, 03/01/45	2,049	1,955,070
3.00%, 05/01/45	874	834,208
3.00%, 11/01/45	102	96,748
3.00%, 08/01/46	1,870	1,772,350
3.00%, 10/01/46	102	96,255
3.00%, 11/01/46	2,171	2,056,571
3.00%, 12/01/46	5,898	5,588,196
3.00%, 01/01/47	6,772	6,416,570
3.00%, 02/01/47	8,381	7,938,811
3.00%, 03/01/47	6,367	6,030,946
3.00%, 05/01/47	130	123,317
3.00%, 07/01/47	2,444	2,315,046
3.00%, 08/01/47	813	769,965
3.00%, 12/01/47	839	795,397
3.00%, 11/01/48(m)	2,939	2,779,904
3.50%, 01/01/27	12	11,890
3.50%, 12/01/29	30	30,204
3.50%, 07/01/30	531	533,279
3.50%, 10/01/30	61	61,351
3.50%, 03/01/31	402	402,197
3.50%, 06/01/31	348	348,994
3.50%, 01/01/32	165	165,288
3.50%, 05/01/32	288	288,280
3.50%, 06/01/32	270	270,565
3.50%, 07/01/32	163	163,019
3.50%, 08/01/32	120	119,892
3.50%, 10/01/32	352	352,711
3.50%, 11/01/32	232	231,762
3.50%, 03/01/33	661	661,783
3.50%, 04/01/33	1,159	1,159,719
3.50%, 05/01/33	455	455,227
3.50%, 11/01/33(m)	2,307	2,305,198
3.50%, 10/01/44	1,610	1,578,463
3.50%, 02/01/45	894	876,529
3.50%, 03/01/45	279	271,775
3.50%, 05/01/45	141	137,873
3.50%, 07/01/45	332	324,224
3.50%, 10/01/45	430	421,802
3.50%, 11/01/45	360	351,735
3.50%, 12/01/45	4,350	4,251,409
3.50%, 01/01/46	295	289,329
3.50%, 02/01/46	1,015	991,132
3.50%, 03/01/46	4,445	4,348,383
3.50%, 04/01/46	79	77,202

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
3.50%, 05/01/46	$124	$120,261
3.50%, 06/01/46	290	283,117
3.50%, 07/01/46	334	327,065
3.50%, 08/01/46	425	414,645
3.50%, 09/01/46	773	754,222
3.50%, 10/01/46	1,257	1,227,407
3.50%, 11/01/46	225	220,383
3.50%, 12/01/46	6,871	6,709,962
3.50%, 01/01/47	4,614	4,510,454
3.50%, 02/01/47	596	581,905
3.50%, 04/01/47	1,563	1,524,221
3.50%, 05/01/47	661	644,963
3.50%, 06/01/47	1,547	1,508,119
3.50%, 07/01/47	1,593	1,556,604
3.50%, 08/01/47	1,318	1,284,318
3.50%, 09/01/47	2,693	2,622,422
3.50%, 10/01/47	1,961	1,917,602
3.50%, 11/01/47	5,371	5,237,159
3.50%, 12/01/47	1,534	1,493,607
3.50%, 01/01/48	1,800	1,760,990
3.50%, 02/01/48	19,233	18,757,520
3.50%, 04/01/48	530	517,933
3.50%, 05/01/48	216	211,759
3.50%, 11/01/48(m)	125	121,665
3.50%, 11/01/51	3,125	3,011,370
4.00%, 05/01/33	1,577	1,605,808
4.00%, 06/01/33	729	742,805
4.00%, 07/01/33	555	565,520
4.00%, 11/01/33(m)	801	813,982
4.00%, 06/01/38	469	474,206
4.00%, 06/01/42	4,636	4,679,407
4.00%, 10/01/44	25	25,041
4.00%, 12/01/44	229	230,627
4.00%, 01/01/45	2,175	2,187,902
4.00%, 02/01/45	513	516,731
4.00%, 05/01/45	282	284,199
4.00%, 09/01/45	158	158,437
4.00%, 01/01/46	185	186,087
4.00%, 04/01/46	64	63,959
4.00%, 06/01/46	2,614	2,635,162
4.00%, 07/01/46	577	578,175
4.00%, 08/01/46	49	49,101
4.00%, 03/01/47	41	40,891
4.00%, 04/01/47	2,039	2,044,748
4.00%, 05/01/47	667	670,599
4.00%, 06/01/47	809	814,185
4.00%, 07/01/47	1,613	1,615,866
4.00%, 08/01/47	1,506	1,509,417
4.00%, 09/01/47	2,918	2,931,602
4.00%, 10/01/47	4,879	4,899,022
4.00%, 11/01/47	2,689	2,693,814
4.00%, 12/01/47	1,349	1,357,058
4.00%, 01/01/48	2,815	2,819,448
4.00%, 04/01/48	1,999	2,001,184
4.00%, 07/01/48	246	246,284
4.00%, 09/01/48	1,190	1,190,985
4.00%, 11/01/48(m)	11,086	11,086,067
4.50%, 11/01/33(m)	785	795,883
4.50%, 06/01/41	31	32,210

S C H E D U L E O F I N V E S T M E N T S	79

Schedule of Investments (continued)	iShares® Core Total USD Bond Market ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
4.50%, 01/01/42	$29	$29,455
4.50%, 09/01/42	127	130,724
4.50%, 08/01/43	318	327,641
4.50%, 04/01/44	451	464,051
4.50%, 02/01/45	143	147,935
4.50%, 08/01/45	177	183,292
4.50%, 12/01/45	161	166,387
4.50%, 02/01/46	1,229	1,272,976
4.50%, 08/01/46	25	25,211
4.50%, 10/01/46	70	72,517
4.50%, 01/01/47	39	39,875
4.50%, 06/01/47	397	408,472
4.50%, 10/01/47	306	314,061
4.50%, 12/01/47	357	366,909
4.50%, 01/01/48	4,637	4,761,157
4.50%, 02/01/48	1,726	1,778,222
4.50%, 03/01/48	359	370,161
4.50%, 04/01/48	116	119,710
4.50%, 05/01/48	1,214	1,244,336
4.50%, 06/01/48	644	666,034
4.50%, 07/01/48	2,822	2,894,062
4.50%, 11/01/48(m)	3,013	3,084,776
5.00%, 11/01/33(m)	293	301,778
5.00%, 06/01/39	20	20,848
5.00%, 02/01/41	81	85,793
5.00%, 04/01/41	898	950,185
5.00%, 10/01/41	37	38,926
5.00%, 01/01/42	116	122,487
5.00%, 05/01/42	86	90,915
5.00%, 09/01/47	111	115,913
5.00%, 03/01/48	967	1,010,244
5.00%, 04/01/48	3,815	3,986,924
5.00%, 05/01/48	455	477,851
5.00%, 09/01/48	865	903,921
5.00%, 11/01/48(m)	453	472,638
5.50%, 09/01/41	1,559	1,675,961
5.50%, 01/01/47	1,313	1,411,543
5.50%, 11/01/48(m)	1,749	1,853,120
Series 2014-M02, Class ASV2, 2.78%, 06/25/21(a)	306	302,664
Series 2014-M13, Class A2, 3.02%, 08/25/24(a)	10	9,767
FHLMC Multifamily Structured Pass Through Certificates
Series K017, Class A2, 2.87%,12/25/21	1,250	1,235,147
Series K020, Class A2, 2.37%, 05/25/22	50	48,480
Series K028, Class A2, 3.11%, 02/25/23	2,700	2,675,556
Series K034, Class A2, 3.53%, 07/25/23(a)	1,000	1,006,475
Series K036, Class A2, 3.53%, 10/25/23(a)	750	752,783
Series K078, Class A2, 3.85%, 06/25/28	600	601,937
Series K730, Class A2, 3.59%, 01/25/25	2,000	2,009,053
Government National Mortgage Association 2.50%, 05/20/45	181	167,778
2.50%, 01/20/47	926	857,436
2.50%, 11/01/48(m)	49	45,170
3.00%, 03/15/43	24	23,426
3.00%, 11/20/43	55	53,231
3.00%, 12/20/43	70	67,819
3.00%, 05/20/45	4,146	3,982,583
3.00%, 06/20/45	330	316,799
3.00%, 10/20/45	889	853,985
3.00%, 11/20/45	92	88,385
3.00%, 12/20/45	187	179,646

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
3.00%, 02/20/46	$3,087	$2,964,968
3.00%, 04/20/46	309	296,388
3.00%, 05/20/46	2,630	2,521,150
3.00%, 06/20/46	3,012	2,887,771
3.00%, 07/20/46	4,383	4,201,460
3.00%, 08/20/46	7,030	6,739,169
3.00%, 09/20/46	5,292	5,073,630
3.00%, 12/20/46	5,397	5,173,599
3.00%, 02/20/47	2,271	2,177,123
3.00%, 07/20/47	1,984	1,897,526
3.00%, 11/20/47	4,119	3,940,267
3.00%, 12/20/47	1,813	1,733,874
3.00%, 11/01/48(m)	547	522,973
3.50%, 06/15/43	664	657,105
3.50%, 10/20/44	196	194,022
3.50%, 04/20/45	2,066	2,037,457
3.50%, 05/20/45	654	645,410
3.50%, 09/20/45	1,310	1,292,049
3.50%, 10/20/45	233	229,319
3.50%, 11/20/45	1,862	1,835,956
3.50%, 12/20/45	1,798	1,773,647
3.50%, 03/20/46	4,513	4,445,518
3.50%, 04/20/46	1,850	1,822,453
3.50%, 06/20/46	8,288	8,163,485
3.50%, 10/20/46	2,467	2,429,782
3.50%, 12/20/46	2,495	2,457,429
3.50%, 01/20/47	525	516,723
3.50%, 02/20/47	3,703	3,646,957
3.50%, 03/20/47	8,784	8,635,573
3.50%, 04/20/47	538	529,131
3.50%, 08/20/47	3,198	3,144,243
3.50%, 10/20/47	382	376,428
3.50%, 11/20/47	66	64,804
3.50%, 12/15/47	2,172	2,138,753
3.50%, 12/20/47	895	881,091
3.50%, 01/20/48	2,564	2,521,013
3.50%, 04/20/48	5,036	4,952,645
3.50%, 11/01/48(m)	1,528	1,500,723
4.00%, 09/20/45	509	515,303
4.00%, 10/20/45	21	21,604
4.00%, 01/20/46	82	83,140
4.00%, 03/20/46	1,052	1,064,301
4.00%, 07/20/46	98	99,171
4.00%, 09/20/46	24	24,315
4.00%, 11/20/46	267	269,925
4.00%, 12/15/46	172	173,957
4.00%, 07/20/47	1,365	1,375,089
4.00%, 08/20/47	506	509,402
4.00%, 11/20/47	1,121	1,128,846
4.00%, 03/20/48	8,281	8,340,544
4.00%, 04/20/48	1,397	1,407,106
4.00%, 05/20/48	1,286	1,294,611
4.00%, 11/01/48(m)	17,377	17,488,321
4.50%, 04/15/40	34	34,720
4.50%, 11/20/45	186	192,647
4.50%, 08/20/46	188	194,651
4.50%, 09/20/46	30	31,284
4.50%, 10/20/46	167	172,644
4.50%, 11/20/46	84	86,648
4.50%, 02/20/47	104	107,191

80	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® Core Total USD Bond Market ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
4.50%, 04/20/47	$155	$159,756
4.50%, 06/20/47	336	346,310
4.50%, 10/20/47	194	199,504
4.50%, 04/20/48	4,064	4,176,803
4.50%, 07/20/48	4,501	4,621,510
4.50%, 08/20/48	3,300	3,388,464
4.50%, 11/01/48(m)	1,405	1,441,104
5.00%, 07/20/46	44	47,131
5.00%, 03/20/48	846	879,873
5.00%, 04/20/48	443	460,438
5.00%, 06/20/48	685	713,652
5.00%, 08/20/48	1,037	1,081,390
5.00%, 11/01/48(m)	2,027	2,107,272
5.50%, 04/20/48	128	134,016

		541,919,076

U.S. Government Agency Obligations — 1.1%
Federal Farm Credit Banks
1.68%, 10/13/20	250	243,958
2.85%, 09/20/21	570	567,532
Federal Home Loan Banks
1.13%, 07/14/21	700	667,184
1.38%, 11/15/19	200	197,400
1.75%, 06/12/20	225	221,011
1.88%, 03/13/20	150	148,061
2.00%, 09/09/22	250	240,778
2.50%, 12/08/23	550	532,372
2.50%, 12/10/27	250	231,330
2.75%, 12/13/24	1,140	1,108,034
2.88%, 09/11/20	500	499,275
2.88%, 09/13/24	250	245,675
3.13%, 06/13/25	2,470	2,454,933
3.63%, 06/11/21	500	508,125
5.50%, 07/15/36	25	30,937
Federal Home Loan Mortgage Corp.
0.00%, 12/14/29(h)	200	133,924
1.38%, 05/01/20	3,290	3,219,199
1.88%, 11/17/20	200	195,758
2.38%, 02/16/21	1,600	1,578,896
2.38%, 01/13/22	2,425	2,379,749
2.75%, 06/19/23	100	98,364
6.25%, 07/15/32	700	907,305
6.75%, 09/15/29	1,500	1,944,285
Federal National Mortgage Association
1.13%, 12/14/18	450	449,375
1.25%, 05/06/21	300	287,868
1.38%, 02/26/21	450	434,336
1.63%, 01/21/20	193	190,294
1.88%, 04/05/22	500	481,850
1.88%, 09/24/26	100	90,302
2.00%, 01/05/22	850	824,746
2.38%, 01/19/23	950	924,749
2.63%, 09/06/24	1,155	1,123,249
6.25%, 05/15/29	650	810,192
6.63%, 11/15/30	640	834,976

		24,806,022
U.S. Government Obligations — 32.9%
U.S. Treasury Note/Bond
0.88%, 04/15/19	500	496,506
1.00%, 11/15/19	4,200	4,126,008

Security	Par (000)	Value

U.S. Government Obligations (continued)
1.00%, 11/30/19	$13,000	$12,761,097
1.13%, 01/15/19	1,000	997,656
1.13%, 03/31/20	2,500	2,441,661
1.13%, 04/30/20	500	487,542
1.13%, 02/28/21	1,000	960,355
1.13%, 07/31/21	2,500	2,381,709
1.13%, 08/31/21	3,650	3,472,379
1.13%, 09/30/21	2,000	1,899,850
1.25%, 01/31/20	9,250	9,077,285
1.25%, 02/29/20	5,200	5,095,311
1.25%, 03/31/21	4,600	4,424,780
1.25%, 10/31/21	1,400	1,332,616
1.25%, 07/31/23	8,000	7,389,375
1.38%, 12/31/18	7,700	7,688,212
1.38%, 12/15/19	8,000	7,879,062
1.38%, 01/15/20	4,800	4,720,996
1.38%, 02/29/20	7,000	6,869,832
1.38%, 03/31/20	2,000	1,960,154
1.38%, 04/30/20	5,000	4,893,764
1.38%, 05/31/20	1,700	1,661,484
1.38%, 08/31/20	3,200	3,115,109
1.38%, 04/30/21	8,750	8,428,954
1.38%, 06/30/23	1,750	1,628,063
1.38%, 09/30/23	4,900	4,540,304
1.50%, 12/31/18	8,000	7,989,287
1.50%, 02/28/19	5,000	4,985,210
1.50%, 11/30/19	5,500	5,427,666
1.50%, 05/15/20	3,800	3,723,986
1.50%, 05/31/20	6,700	6,561,542
1.50%, 06/15/20	2,250	2,202,433
1.50%, 08/15/20	5,300	5,174,718
1.50%, 01/31/22	4,900	4,680,944
1.50%, 02/28/23	4,000	3,760,934
1.50%, 03/31/23	2,250	2,112,970
1.50%, 08/15/26	700	622,540
1.63%, 04/30/19	1,950	1,941,879
1.63%, 12/31/19	12,600	12,436,798
1.63%, 03/15/20	1,500	1,476,264
1.63%, 06/30/20	8,500	8,332,293
1.63%, 07/31/20	3,500	3,426,165
1.63%, 11/30/20	7,550	7,358,834
1.63%, 08/15/22	1,300	1,237,754
1.63%, 04/30/23	19,300	18,203,948
1.63%, 05/31/23	2,500	2,355,482
1.63%, 02/15/26	6,550	5,926,245
1.63%, 05/15/26	6,300	5,679,862
1.75%, 12/31/20	3,900	3,807,942
1.75%, 11/30/21	11,950	11,533,945
1.75%, 02/28/22	7,900	7,601,816
1.75%, 03/31/22	1,000	961,133
1.75%, 04/30/22	1,300	1,248,147
1.75%, 05/31/22	500	479,570
1.75%, 09/30/22	9,700	9,264,308
1.75%, 01/31/23	2,600	2,472,934
1.75%, 05/15/23	8,000	7,584,814
1.88%, 12/31/19	3,000	2,969,867
1.88%, 06/30/20	1,400	1,377,749
1.88%, 11/30/21	2,000	1,937,859
1.88%, 01/31/22	2,200	2,127,192
1.88%, 02/28/22	3,000	2,898,319

S C H E D U L E O F I N V E S T M E N T S	81

Schedule of Investments (continued)	iShares® Core Total USD Bond Market ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Government Obligations (continued)
1.88%, 05/31/22	$6,600	$6,358,469
1.88%, 07/31/22	3,200	3,076,861
1.88%, 08/31/22	7,368	7,076,899
1.88%, 09/30/22	28,000	26,875,625
1.88%, 10/31/22	3,000	2,876,748
2.00%, 09/30/20	4,500	4,426,990
2.00%, 11/30/20	13,500	13,259,862
2.00%, 01/15/21	500	490,506
2.00%, 02/28/21	1,350	1,322,721
2.00%, 05/31/21	10,000	9,773,458
2.00%, 08/31/21	13,105	12,776,077
2.00%, 12/31/21	4,000	3,886,544
2.00%, 10/31/22	1,200	1,156,370
2.00%, 11/30/22	6,500	6,258,664
2.00%, 02/15/23	6,000	5,764,456
2.00%, 05/31/24	1,250	1,184,863
2.00%, 06/30/24	4,000	3,787,372
2.00%, 02/15/25	8,561	8,043,680
2.00%, 08/15/25	11,700	10,928,072
2.00%, 11/15/26	7,750	7,136,322
2.13%, 01/31/21	4,050	3,982,230
2.13%, 06/30/21	7,833	7,675,479
2.13%, 08/15/21	7,450	7,290,025
2.13%, 09/30/21	7,500	7,331,244
2.13%, 12/31/21	5,500	5,365,037
2.13%, 06/30/22	5,950	5,778,277
2.13%, 12/31/22	9,000	8,699,837
2.13%, 11/30/23	2,000	1,918,429
2.13%, 02/29/24	2,000	1,913,597
2.13%, 03/31/24	5,800	5,544,412
2.13%, 11/30/24	5,000	4,745,755
2.13%, 05/15/25	1,900	1,794,020
2.25%, 03/31/21	3,200	3,151,635
2.25%, 04/30/21	5,500	5,414,112
2.25%, 07/31/21	1,000	982,270
2.25%, 12/31/23	12,000	11,572,500
2.25%, 01/31/24	5,100	4,913,953
2.25%, 11/15/24	2,840	2,715,616
2.25%, 12/31/24	750	716,427
2.25%, 11/15/25	5,350	5,068,270
2.25%, 02/15/27	11,050	10,346,141
2.25%, 08/15/27	7,250	6,755,259
2.25%, 11/15/27	7,500	6,973,761
2.25%, 08/15/46	4,000	3,169,002
2.38%, 12/31/20	1,550	1,533,374
2.38%, 01/31/23	6,500	6,344,844
2.38%, 08/15/24	2,700	2,605,336
2.38%, 05/15/27	3,000	2,831,645
2.50%, 08/15/23	2,950	2,886,076
2.50%, 05/15/24	6,050	5,889,980
2.50%, 02/15/45	2,100	1,769,718
2.50%, 02/15/46	3,920	3,287,382
2.50%, 05/15/46	4,663	3,907,623
2.63%, 08/31/20	350	348,512
2.63%, 11/15/20	9,650	9,600,056
2.75%, 04/30/23	5,000	4,952,884
2.75%, 08/31/25	7,000	6,862,187
2.75%, 02/15/28	12,000	11,612,520
2.75%, 08/15/42	7,250	6,485,796
2.75%, 11/15/42	7,500	6,699,169

Security	Par/ Shares (000)	Value

U.S. Government Obligations (continued)
2.75%, 08/15/47	$4,800	$4,223,674
2.75%, 11/15/47	7,300	6,419,437
2.88%, 04/30/25	2,000	1,978,215
2.88%, 08/15/28	1,150	1,122,696
2.88%, 05/15/43	600	547,308
2.88%, 08/15/45	5,400	4,897,171
2.88%, 11/15/46	8,050	7,281,007
3.00%, 05/15/42	5,500	5,153,802
3.00%, 11/15/44	1,660	1,544,970
3.00%, 05/15/45	700	650,808
3.00%, 11/15/45	4,300	3,993,845
3.00%, 02/15/47	3,050	2,828,107
3.00%, 05/15/47	3,850	3,566,403
3.00%, 02/15/48	2,000	1,849,828
3.00%, 08/15/48	2,500	2,312,744
3.13%, 05/15/21	4,800	4,825,454
3.13%, 11/15/41	6,010	5,765,968
3.13%, 02/15/42	2,250	2,156,350
3.13%, 02/15/43	500	477,133
3.13%, 08/15/44	580	552,420
3.13%, 05/15/48	1,000	948,206
3.38%, 05/15/44	1,120	1,114,882
3.50%, 05/15/20	11,738	11,853,820
3.50%, 02/15/39	1,750	1,797,509
3.63%, 02/15/20	1,750	1,768,103
3.63%, 02/15/44	700	726,422
3.75%, 08/15/41	3,000	3,177,087
3.75%, 11/15/43	3,000	3,175,884
3.88%, 08/15/40	1,700	1,835,054
4.25%, 11/15/40	2,500	2,844,414
4.38%, 02/15/38	1,000	1,154,533
4.38%, 11/15/39	1,000	1,155,920
4.38%, 05/15/40	2,150	2,486,957
4.38%, 05/15/41	3,800	4,400,134
4.50%, 02/15/36	3,400	3,959,922
4.50%, 05/15/38	1,800	2,112,041
4.63%, 02/15/40	800	955,296
4.75%, 02/15/41	2,050	2,494,710
5.00%, 05/15/37	2,000	2,479,979
5.38%, 02/15/31	3,450	4,210,889
5.50%, 08/15/28	2,000	2,391,188
6.00%, 02/15/26	1,700	2,023,544
6.38%, 08/15/27	1,000	1,248,360
6.50%, 11/15/26	1,000	1,241,139
6.63%, 02/15/27	2,000	2,513,147
7.25%, 08/15/22	500	576,386
7.63%, 11/15/22	1,000	1,176,445
8.00%, 11/15/21	400	458,676
8.13%, 05/15/21	600	675,936
8.75%, 05/15/20	2,500	2,723,066

		752,335,351

Total U.S. Government & Agency Obligations — 57.7% (Cost: $1,358,481,184)		1,319,060,449

Short-Term Investments

Money Market Funds — 7.0%
BlackRock Cash Funds: Institutional,
SL Agency Shares, 2.36%(i)(n)	133,235	133,262,099

82	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® Core Total USD Bond Market ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares (000)	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.11%(i)(n)(o)	27,569	$27,569,057

		160,831,156

Total Short-Term Investments — 7.0%
(Cost: $160,810,328)		160,831,156

Total Investments in Securities — 106.4%
(Cost: $2,521,230,377)		2,432,441,741

Other Assets, Less Liabilities — (6.4)%		(146,155,776)

Net Assets — 100.0%		$2,286,285,965

(a)	Variable or floating rate security. Rate shown is the rate in effect as of period-end.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(e)	Payment-in-kind (“PIK”) bond which gives the issuer an option to make coupon payments in cash or in the form of additional bonds. Stated interest rate represents the cash coupon rate.
(f)	Security is issued at a fixed coupon rate, which converts to a variable rate at a specified date. Reference index and spread are provided if the rate is currently floating.
(g)	Perpetual security with no stated maturity date.
(h)	Zero-coupon bond.
(i)	Affiliate of the Fund.
(j)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(k)	Investments are denominated in U.S. dollars.
(l)	Issuer is in default of interest payments.
(m)	TBA transaction.
(n)	Annualized 7-day yield as of period-end.
(o)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2018, for purposes ofSection 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Par/Shares Held at 10/31/17 (000)	Par/Shares Purchased (000)		Par/Shares Sold (000)		Par/Shares Held at 10/31/18 (000)	Value at 10/31/18	Income		Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	172,184	—		(38,949	)(b)	133,235	$133,262,099	$4,415,981		$(34,538)	$16,964
BlackRock Cash Funds: Treasury, SL Agancy Shares	10,526	17,043	(b)	—		27,569	27,569,057	188,324	(c)	—	—
PNC Bank N.A.
2.15%, 04/29/21	—	350		—		350	339,283	6,954		—	(6,063)
2.20%, 01/28/19	500	—		(500)		—	—	2,072		(2,480)	1,423
2.45%, 11/05/20	300	—				300	294,624	7,241		—	(7,682)
2.63%, 02/17/22	—	250		—		250	242,767	4,624		—	(2,369)
PNC Financial Services Group Inc. (The)
2.85%, 11/09/22	25	10		—		35	33,857	845		—	(1,204)
3.15%, 05/19/27	—	60		—		60	56,344	1,471		—	(2,638)
3.90%, 04/29/24	50	—				50	49,559	1,590		—	(2,657)
5.13%, 02/08/20	—	19		19		—	19,438	387		—	(98)

							$161,867,028	$4,629,489		$(37,018)	$(4,324)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	83

Schedule of Investments (continued)	iShares® Core Total USD Bond Market ETF
October 31, 2018

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Asset-Backed Securities	$—	$4,454,153	$—	$4,454,153
Collaterized Mortgage Obligations	—	32,122,202	—	32,122,202
Corporate Bonds & Notes	—	767,420,972	—	767,420,972
Foreign Government Obligations	—	137,027,876	—	137,027,876
Municipal Debt Obligations	—	11,524,933	—	11,524,933
U.S. Government & Agency Obligations	—	1,319,060,449	—	1,319,060,449
Money Market Funds	160,831,156	—	—	160,831,156

	$160,831,156	$2,271,610,585	$—	$2,432,441,741

See notes to financial statements.

84	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities

October 31, 2018

iShares Core Total USD Bond Market ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$2,270,574,713
Affiliated(c)	161,867,028
Cash	224,394
Receivables:
Investments sold	34,277,280
Securities lending income — Affiliated	19,897
Securities related to in-kind transactions	49,506
Dividends	304,738
Interest	17,017,210

Total assets	2,484,334,766

LIABILITIES
Collateral on securities loaned, at value	27,469,057
Payables:
Investments purchased	160,877,439
Capital shares redeemed	9,594,666
Investment advisory fees	107,639

Total liabilities	198,048,801

NET ASSETS	$2,286,285,965

NET ASSETS CONSIST OF:
Paid-in capital	$2,383,996,254
Accumulated loss	(97,710,289)

NET ASSETS	$2,286,285,965

Shares outstanding	47,100,000

Net asset value	$48.54

Shares authorized	Unlimited

Par value	None

(a) Securities loaned, at value	$25,727,302
(b) Investments, at cost — Unaffiliated	$2,359,364,626
(c) Investments, at cost — Affiliated	$161,865,751

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	85

Statement of Operations

Year Ended October 31, 2018

iShares Core Total USD Bond Market ETF

INVESTMENT INCOME
Dividends — Affiliated	$4,417,583
Interest — Unaffiliated	58,495,467
Interest — Affiliated	25,184
Securities lending income — Affiliated — net	186,722
Other income — Unaffiliated	40,670

Total investment income	63,165,626

EXPENSES
Investment advisory fees	1,281,894
Proxy fees	99

Total expenses	1,281,993

Less:
Investment advisory fees waived	(221,835)

Total expenses after fees waived	1,060,158

Net investment income	62,105,468

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(12,898,457)
Investments — Affiliated	(37,018)
In-kind redemptions — Unaffiliated	(876,813)

Net realized loss	(13,812,288)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated(a)	(92,628,919)
Investments — Affiliated	(4,324)

Net change in unrealized appreciation (depreciation)	(92,633,243)

Net realized and unrealized loss	(106,445,531)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(44,340,063)

(a) Net of deferred foreign capital gain tax of	$(5,644)

See notes to financial statements.

86	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares Core Total USD Bond Market ETF
	Year Ended 10/31/18	Year Ended 10/31/17

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$62,105,468	$23,808,648
Net realized loss	(13,812,288)	(620,566)
Net change in unrealized appreciation (depreciation)	(92,633,243)	(720,548)

Net increase (decrease) in net assets resulting from operations	(44,340,063)	22,467,534

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(58,491,508)	(24,474,823)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	606,154,063	1,167,343,813

NET ASSETS(b)
Total increase in net assets	503,322,492	1,165,336,524
Beginning of year	1,782,963,473	617,626,949

End of year	$2,286,285,965	$1,782,963,473

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	87

Financial Highlights (For a share outstanding throughout each period)

	iShares Core Total USD Bond Market ETF
					Period From
	Year Ended	Year Ended	Year Ended	Year Ended	06/10/14	(b)
	10/31/18	10/31/17	10/31/16 (a)	10/31/15 (a)	to 10/31/14	(a)

Net asset value, beginning of period	$50.94	$51.47	$50.17	$50.49	$49.92

Net investment income(c)	1.44	1.30	1.20	1.01	0.35
Net realized and unrealized gain (loss)(d)	(2.48)	(0.45)	1.27	(0.11)	0.49

Net increase (decrease) from investment operations	(1.04)	0.85	2.47	0.90	0.84

Distributions(e)
From net investment income	(1.36)	(1.30)	(1.17)	(1.18)	(0.27)
From net realized gain	—	(0.08)	—	(0.02)	—
Return of capital	—	—	—	(0.02)	—

Total distributions	(1.36)	(1.38)	(1.17)	(1.22)	(0.27)

Net asset value, end of period	$48.54	$50.94	$51.47	$50.17	$50.49

Total Return
Based on net asset value	(2.07)%	1.70%	4.97%	1.79%	1.69	%(f)

Ratios to Average Net Assets
Total expenses	0.06%	0.08%	0.12%	0.15%	0.15	%(g)

Total expenses after fees waived	0.05%	0.06%	0.11%	0.04%	0.04	%(g)

Net investment income	2.91%	2.56%	2.36%	2.01%	1.76	%(g)

Supplemental Data
Net assets, end of period (000)	$2,286,286	$1,782,963	$617,627	$431,463	$25,243

Portfolio turnover rate(h)(i)	253%	264%	234%	454%	191	%(f)

(a)	Per share amounts reflect a two-for-one stock split effective after the close of trading on July 22, 2016.
(b)	Commencement of operations.
(c)	Based on average shares outstanding.
(d)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f)	Not annualized.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.
(i)	Portfolio turnover rate includes to-be-announced (TBA) transactions.

See notes to financial statements.

88	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following fund (the “Fund”):

iShares ETF	Diversification Classification
Core Total USD Bond Market	Diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, and payment-in-kind interest income, if any, are recognized daily on the accrual basis. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Fund. Because such gains or losses are not taxable to the Fund and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Fund’s tax year. These reclassifications have no effect on net assets or net asset value per share.

Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization on Purchase Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Fund.

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Fixed-income investments are valued using the last available bid price or current market quotations provided by independent dealers or prices (including evaluated prices) supplied by approved independent third-party pricing services. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and/or other factors and assumptions.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

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Notes to Financial Statements  (continued)

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values, and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets for identical assets or liabilities;
•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for the Fund’s investments is included in its schedule of investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

TBA Commitments: A fund may purchase mortgage pass-through securities on a when-issued or to-be-announced (“TBA”) basis, with payment and delivery scheduled for a future date. The underlying mortgage pools to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. A fund could be exposed to possible risk if there are adverse market actions, expenses or delays in connection with the TBA transactions, or if the counterparty fails to complete the transaction.

To mitigate counterparty risk, a fund enters into a two-way collateral agreement for TBA transactions with certain counterparties. Under such agreement, the “in-the-money” party of a TBA transaction may at any time require the other party to pledge collateral assets (in the form of cash or securities) to offset any loss the in-the-money party would incur upon cancellation of the TBA transaction. A party is in-the-money if they are the buyer and the market value of the TBA transaction increases or if they are the seller and the market value of the TBA transaction decreases. Cash collateral received from the counterparty may be reinvested in money market funds, including those managed by the Fund’s investment adviser, or its affiliates. Such collateral, if any, is noted in the schedule of investments and the obligation to return the collateral is presented as a liability in the statement of assets and liabilities. Securities pledged as collateral by a fund, if any, are noted in the schedule of investments.

TBA Roll Transactions: A fund may enter into a TBA agreement, sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities (a “TBA roll”). TBA rolls are treated as purchase and sale transactions in which the fund realizes gains and losses. A fund’s use of TBA rolls may cause the fund to experience higher portfolio turnover and higher transactions costs. TBA rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon purchase price of those securities.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities

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Notes to Financial Statements  (continued)

but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of October 31, 2018, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Fund’s investment adviser, or its affiliates and is disclosed in the schedule of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for the Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of October 31, 2018 and the value of the related cash collateral are disclosed in the statement of assets and liabilities.

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of October 31, 2018:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received(a)	Non-Cash Collateral Received	Net Amount
Core Total USD Bond Market
Barclays Bank PLC	$914,528	$914,528	$—	$—
Barclays Capital Inc.	4,568,115	4,568,115	—	—
BMO Capital Markets	422,344	422,344	—	—
BNP Paribas New York Branch	128,627	128,627	—	—
BNP Paribas Prime Brokerage International Ltd.	122,781	122,781	—	—
Citigroup Global Markets Inc.	4,660,804	4,660,804	—	—
Credit Suisse Securities (USA) LLC	485,683	485,683	—	—
Deutsche Bank Securities Inc.	824,966	824,966	—	—
Goldman Sachs & Co.	4,777,906	4,777,906	—	—
HSBC Securities (USA) Inc.	376,197	376,197	—	—
Jefferies LLC	1,466,533	1,466,533	—	—
JPMorgan Securities LLC	5,185,557	5,185,557	—	—
Merrill Lynch, Pierce, Fenner & Smith	362,997	362,997	—	—
Natwest Markets Securities Inc.	99,679	99,679	—	—
Nomura Securities International Inc.	1,199,384	1,199,384	—	—
Scotia Capital (USA) Inc.	131,201	131,201	—	—

	$25,727,302	$25,727,302	$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value of the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of the Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Fund, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to the Fund, BFA is entitled to an annual investment advisory fee of 0.06%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund.

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). BFA has contractually agreed to waive a portion of its investment advisory fees for the Fund through February 29, 2024 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in other registered investment companies advised by BFA or its affiliates.

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Notes to Financial Statements  (continued)

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for the Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Fund.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. The Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 80% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, the Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Fund is shown as securities lending income – affiliated – net in its statement of operations. For the year ended October 31, 2018, the Fund paid BTC $49,772 for securities lending agent services.

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock for 1940 Act purposes.

The Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

6.	PURCHASES AND SALES

For the year ended October 31, 2018, purchases and sales of investments, including TBA rolls and excluding in-kind transactions and short-term investments, were as follows:

	U.S. Government Securities		Other Securities
iShares ETF	Purchases	Sales	Purchases	Sales
Core Total USD Bond Market	$5,410,377,446	$5,205,987,013	$135,825,083	$101,401,607

For the year ended October 31, 2018, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Core Total USD Bond Market	$440,519,874	$32,518,143

7.	INCOME TAX INFORMATION

The Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Fund as of October 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

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Notes to Financial Statements  (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of October 31, 2018, the following permanent differences attributable to realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Loss
Core Total USD Bond Market	$(881,980)	$881,980

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 10/31/18	Year Ended 10/31/17
Core Total USD Bond Market
Ordinary income	$58,491,508	$24,474,823

As of October 31, 2018, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses)(a)	Total
Core Total USD Bond Market	$4,868,354	$(13,444,503)	$(89,134,140)	$(97,710,289)

(a)	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the accrual of income on securities in default.

As of October 31, 2018, the Fund had non-expiring capital loss carryforwards in the amount of $13,444,503 available to offset future realized capital gains.

As of October 31, 2018, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Core Total USD Bond Market	$2,521,330,015	$1,345,486	$(90,233,760)	$(88,888,274)

8.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve the Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

Changes in market interest rates or economic conditions may affect the value and/or liquidity of fixed income investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Securities with longer durations tend to be more sensitive to interest

N O T E S T O F I N A N C I A L S T A T E M E N T S	93

Notes to Financial Statements (continued)

rate changes, usually making their price more volatile than those of securities with shorter durations. Given the environment of historically low interest rates, a fund may be subject to a greater risk of price losses if interest rates rise.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its schedule of investments.

When a fund concentrates its investments in mortgage-backed securities, it assumes a greater risk of prepayment or payment extension by securities issuers, which may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

9.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of the Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 10/31/18		Year Ended 10/31/17
iShares ETF	Shares	Amount	Shares	Amount

Core Total USD Bond Market
Shares sold	13,000,000	$649,967,494	23,600,000	$1,197,562,316
Shares redeemed	(900,000)	(43,813,431)	(600,000)	(30,218,503)

Net increase	12,100,000	$606,154,063	23,000,000	$1,167,343,813

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

10.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares U.S. Preferred Stock ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the court’s decision.

11.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Fund has adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the statement of assets and liabilities, statement of changes in net assets and notes to the financial statements.

Prior year distribution information and undistributed net investment income in the statement of changes in net assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

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Notes to Financial Statements (continued)

Distributions for the year ended October 31, 2017 were classified as follows:

iShares ETF	Net Investment Income	Net Realized Gains
Core Total USD Bond Market	$23,362,590	$1,112,233

Undistributed net investment income as of October 31, 2017 are as follows:

iShares ETF	Undistributed net investment income
Core Total USD Bond Market	$1,008,528

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	95

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares Core Total USD Bond Market ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of iShares Core Total USD Bond Market ETF (one of the funds constituting iShares Trust, referred to hereafter as the “Fund”) as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the four years in the period ended October 31, 2018 and for the period June 10, 2014 (commencement of operations) through October 31, 2014 (hereafter referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the four years in the period ended October 31, 2018 and for the period June 10, 2014 (commencement of operations) through October 31, 2014 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

December 21, 2018

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Important Tax Information (unaudited)

For the fiscal year ended October 31, 2018, the Fund hereby designates the following maximum amount allowable as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

iShares ETF	Interest-Related Dividends
Core Total USD Bond Market	$47,895,198

The Fund hereby designates the following amount of distributions from direct federal obligation interest for the fiscal year ended October 31, 2018:

iShares ETF	Federal Obligation Interest
Core Total USD Bond Market	$13,890,918

The law varies in each state as to whether and what percent of ordinary income dividends attribute to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

I M P O R T A N T T A X I N F O R M A T I O N	97

Board Review and Approval of Investment Advisory Contract

I. iShares Core Total USD Bond Market ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) ( the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At a meeting on May 11, 2018, a committee composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c)Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 24, 2018, management presented additional information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c)Committee during its initial meeting. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-14, 2018, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling,and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider),objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2017, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-14, 2018 meeting and throughout the year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates

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Board Review and Approval of Investment Advisory Contract (continued)

from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the15(c)Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board further noted that it considered the supplemental information the 15(c)Committee requested, which BlackRock provided, regarding the methodology. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c)Committee and the Board during their meetings and addressed by management. The15(c) Committee and the Board received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and showed how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that a breakpoint structure for the Fund may be appropriate should material economies of scale exist in the future that are not otherwise shared, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review of the sharing of scale benefits, as well as the other factors considered at the meeting, the Board concluded that the information concerning the sharing of scale benefits supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

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Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported in this notice are for financial reporting purposes and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV which is sent to shareholders shortly after calendar year-end.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Core Total USD Bond Market(a)	$1.341259	$—	$0.018676	$1.359935	99%	—%	1%	100%

(a)

The Fund estimates that it has distributed more than the amount of earned income and net realized gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Fund covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or since the Fund began trading, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Fund for the immediately preceding five calendar years (or from the date the Fund began trading on the secondary market, if less than five years) through the date of the most recent calendar quarter-end. Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Core Total USD Bond Market ETF

Period Covered: June 12, 2014 through September 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	2	0.18%
Greater than 0.5% and Less than 1.0%	36	3.32
Greater than 0.0% and Less than 0.5%	901	83.13
At NAV	15	1.38
Less than 0.0% and Greater than –0.5%	129	11.90
Less than –0.5% and Greater than –1.0%	1	0.09

	1,084	100.00%

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Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 343 funds as of October 31, 2018. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small and Benjamin Archibald, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito(a) (61)	Trustee (since 2009).

President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).

Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).
Mark K. Wiedman(b) (47)	Trustee (since 2013).

Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2016); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).

Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (69)	Trustee (since 2005); Independent Board Chair (since 2016).

Trustee and Member of the Finance, Technology and Quality Committee of Stanford Health Care (since 2016); Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.

Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Forward Funds (14 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (62)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).

Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012); Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (63)	Trustee (since 2017); Equity Plus Committee Chair (since 2017).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

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Trustee and Officer Information (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Charles A. Hurty (75)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).

Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (63)	Trustee (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).
Drew E. Lawton (59)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).
John E. Martinez (57)	Trustee (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).
Madhav V. Rajan (54)	Trustee (since 2011); Nominating and Governance Committee Chair (since 2017).

Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers
Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (43)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).
Jack Gee (59)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).
Charles Park (51)	Chief Compliance Officer (since 2006).

Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Benjamin Archibald (43)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013); Secretary of the BlackRock-advised Mutual Funds (since 2012).
Steve Messinger (56)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).
Scott Radell (49)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).
Alan Mason (57)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

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General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to www.icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The iShares Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at www.iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at www.iShares.com; and (3) on the SEC website at www.sec.gov.

G E N E R A L I N F O R M A T I O N	103

Glossary of Terms Used in this Report

Portfolio Abbreviations - Fixed Income

AGM	Assured Guaranty Municipal Corp.

BAB	Build America Bond

GO	General Obligation

GOL	General Obligation Limited

LIBOR	London Interbank Offered Rate

NPFGC	National Public Finance Guarantee Corp.

PIK	Payment-in-kind

RB	Revenue Bond

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For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.
Investing involves risk, including possible loss of principal.
The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Bloomberg Index Services Limited, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2018 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

OCTOBER 31, 2018

2018 ANNUAL REPORT

iShares Trust

  iShares Yield Optimized Bond ETF | BYLD | NYSE Arca

Market Overview

iShares Trust

U.S. Bond Market Overview

The U.S. bond market declined for the 12 months ended October 31, 2018 (“reporting period”). The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of U.S. fixed-income performance, returned -2.05%. The negative return for U.S. bonds was primarily due to a stronger U.S. economy and higher interest rates. Driven in part by the stimulative effect of federal tax reform legislation, the U.S. economy grew by 3% for the 12 months ended September 2018, its highest year-over-year growth rate in more than three years. Key components of the strengthening economy included the job market, where the unemployment rate declined to its lowest level since December 1969; industrial production, which increased at its sharpest year-over-year pace in nearly eight years; and retail sales, which accelerated for much of the reporting period before slowing in the last two months.

Faster economic growth led to higher inflation, though it remained low by historical standards. As measured by the consumer price index, the year-over-year U.S. inflation rate rose to 2.9% in mid-2018 — its fastest rate in more than six years — before falling back to 2.3% by the end of the reporting period. By comparison, the long-term historical average inflation rate is 3.3%.

In this environment, the U.S. Federal Reserve Bank (“Fed”) continued its efforts to normalize monetary policy. The Fed increased short-term interest rates four times during the reporting period, increasing its short-term interest rate target to 2.25%, the highest level in more than a decade. In addition, the Fed reduced its holdings of U.S. Treasury and mortgage-backed securities by approximately 7% during the reporting period, after quadrupling its holdings in response to the 2008 financial crisis.

Interest rates increased broadly in response to the improving economy and higher inflation. Short-term interest rates increased the most, reflecting the Fed’s actions. For example, the yield of the two-year U.S. Treasury note increased from 1.60% to 2.87% during the reporting period. Longer-term interest rates rose to a lesser degree; the yield of the 30-year U.S. Treasury bond increased from 2.88% to 3.39%. These developments led to the narrowest yield difference, or spread, between short-term and longer-term U.S. Treasury securities in more than 11 years.

Higher interest rates had the most significant impact on U.S. Treasury securities, which typically have greater sensitivity to changes in interest rates compared with other higher-yielding sectors of the bond market. Consequently, the prices of U.S. Treasury bonds declined as interest rates increased during the reporting period. U.S. Treasury inflation-protected securities also declined but to a lesser degree as the inflation rate increased.

Corporate bonds posted mixed returns for the reporting period. Despite the positive economic environment, investment-grade corporate bonds declined the most among the major bond sectors. In addition to higher interest rates, investor concerns about high corporate debt levels, a decline in average credit quality, and relatively high valuations contributed to the weakness in investment-grade corporate bonds. In contrast, high-yield corporate bonds, which have lower credit ratings, performed relatively well, as their higher yields buffered price declines. Strong investor demand for yield, lower issuance levels, and limited interest rate sensitivity contributed to the positive performance of high-yield corporate bonds.

Among securitized bonds, asset-backed securities (bonds backed by credit card receivables, auto loans, and other debt) posted positive returns for the reporting period, benefiting from their higher yields and relatively short maturities. Mortgage-backed securities, both residential and commercial, declined but to a lesser degree than the broader bond market.

M A R K E T O V E R V I E W	5

Fund Summary as of October 31, 2018	iShares® Yield Optimized Bond ETF

Investment Objective

The iShares Yield Optimized Bond ETF (the “Fund”) seeks to track the investment results of an index composed of underlying fixed income funds that collectively seek to deliver current income, as represented by the Morningstar® U.S. Bond Market Yield-Optimized IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	(1.70)%	2.13%	(1.70)%	10.03%
Fund Market	(1.90)	2.12	(1.90)	9.97
Index	(1.97)	1.99	(1.97)	9.32

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/22/14. The first day of secondary market trading was 4/24/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 8 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period	(a)(b)	Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period	(a)(b)	Annualized Expense Ratio	(a)
$ 1,000.00	$1,001.20	$ 0.00	(c)	$1,000.00	$ 1,025.20	$ 0.00	(c)	0.00	%(d)

(a)	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 8 for more information.

(c)	Rounds to less than $0.01.
(d)	Rounds to less than 0.01%.

6	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2018 (continued)	iShares® Yield Optimized Bond ETF

Portfolio Management Commentary

As represented by the Index, bonds optimized for current income posted a negative return for the reporting period. Rising short-term U.S. interest rates and bond yields resulted in lower bond prices. In addition, higher U.S. rates and a stronger U.S. dollar weighed on foreign-issued U.S. dollar-denominated bonds.

Intermediate and long-term U.S. corporate bonds were leading detractors from the Index’s performance. Intermediate and longer-term bonds are typically more sensitive to increases in yields, as their owners are locked into lower rates for an extended amount of time. Consequently, four interest rate increases from the Fed and multi-year highs on long-term bond yields during the reporting period adversely affected prices for many corporate bonds. On a positive note, the creditworthiness of corporations generally benefited from improving economic growth, lower tax rates, and record corporate profits.

U.S. dollar-denominated emerging market debt also detracted from the Index’s return amid weakening global growth and a number of high-profile currency and political crises abroad, as well as more attractive yields on U.S. bonds. Although debt denominated in U.S. dollars avoids direct currency exposure, issuers whose revenues are in local currencies can still have their ability to make payments in U.S. dollars impaired.

The systematic yield optimization process adjusted the Index’s allocations to its five distinct fixed-income sectors (government-related, securitized, U.S. investment-grade credit, U.S. non-investment grade credit, and emerging market debt) during the reporting period. The Index’s exposure to mortgage-backed securities, which represented approximately 30% of the Index at the beginning of the reporting period, decreased to 10%. Short-term corporate debt and short-term Treasury debt, neither of which were represented in the Index at the beginning of the reporting period, had their allocations increased to approximately 11% and 10%, respectively.

Portfolio Information

ALLOCATION BY ASSET CLASS
Asset Class	Percentage of Total Investments(a)
Investment Grade Bonds	49.8%
Non-Investment Grade Bonds	20.0
Domestic Fixed Income	10.2
Mortgage-Backed Securities	10.0
International Fixed Income	10.0

(a)	Excludes money market funds.

FIVE LARGEST HOLDINGS
Security	Percent of Total Investments(a)
iShares Intermediate-Term Corporate Bond ETF	30.0%
iShares iBoxx $ High Yield Corporate Bond ETF	20.0
iShares Short-Term Corporate Bond ETF	11.4
iShares 1-3 Year Treasury Bond ETF	10.2
iShares MBS ETF	10.0

F U N D S U M M A R Y	7

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2018	iShares® Yield Optimized Bond ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Domestic Fixed Income — 10.2%
iShares 1-3 Year Treasury Bond ETF(a)	42,240	$3,509,299

International Fixed Income — 10.0%
iShares J.P. Morgan USD Emerging Markets Bond ETF(a)	32,786	3,431,383

Investment Grade Bonds — 49.8%
iShares Intermediate-Term Corporate Bond ETF(a)	197,122	10,323,279
iShares Long-Term Corporate Bond ETF(a)	52,427	2,926,475
iShares Short-Term Corporate Bond ETF(a)	75,872	3,918,030

		17,167,784

Mortgage-Backed Securities — 10.0%
iShares MBS ETF(a)	33,743	3,458,320

Non-Investment Grade Bonds — 20.0%
iShares iBoxx $ High Yield Corporate Bond ETF(a)(b)	81,520	6,876,212

Total Investment Companies — 100.0% (Cost: $35,975,810)		34,442,998

Short-Term Investments

Money Market Funds — 22.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.36%(a)(c)(d)	7,719,468	7,721,012

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.11%(a)(c)	7,030	$7,030

		7,728,042

Total Short-Term Investments — 22.4% (Cost: $7,727,298)		7,728,042

Total Investments in Securities — 122.4% (Cost: $43,703,108)		42,171,040

Other Assets, Less Liabilities — (22.4)%		(7,709,216)

Net Assets — 100.0%		$34,461,824

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period-end.
(d)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 10/31/17	Shares Purchased		Shares Sold	Shares Held at 10/31/18	Value at 10/31/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	5,433,821	2,285,647	(b)	—	7,719,468	$7,721,012	$101,054	(c)	$(1,569)	$896
BlackRock Cash Funds: Treasury, SL Agency Shares	437	6,593	(b)	—	7,030	7,030	172		—	—
iShares 1-3 Year Treasury Bond ETF	—	46,750		(4,510)	42,240	3,509,299	14,085		(1,794)	(12,339)
iShares 3-7 Year Treasury Bond ETF	—	30,445		(30,445)	—	—	18,176		(4,450)	—
iShares Agency Bond ETF	24,184	19,979		(44,163)	—	—	37,138		(89,590)	28,003
iShares iBoxx $ High Yield Corporate Bond ETF	62,718	52,280		(33,478)	81,520	6,876,212	375,919		22,849	(366,701)
iShares Intermediate-Term Corporate Bond ETF	57,636	187,259	(d)	(47,773)	197,122	10,323,279	257,499		(14,674)	(417,855)
iShares J.P. Morgan USD Emerging Markets Bond ETF	23,787	21,517		(12,518)	32,786	3,431,383	163,336		(11,662)	(383,600)
iShares Long-Term Corporate Bond ETF	31,131	56,649		(35,353)	52,427	2,926,475	126,243		(16,193)	(338,580)
iShares MBS ETF	77,228	64,561		(108,046)	33,743	3,458,320	241,638		(252,038)	(69,334)
iShares Short-Term Corporate Bond ETF	—	83,720		(7,848)	75,872	3,918,030	20,356		(2,936)	(27,413)

						$42,171,040	$1,355,616		$(372,057)	$(1,586,923)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

(d)	Includes 84,209 shares received from a two-for-one stock split.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	9

Schedule of Investments (continued) October 31, 2018	iShares® Yield Optimized Bond ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Investment Companies	$34,442,998	$—	$—	$34,442,998
Money Market Funds	7,728,042	—	—	7,728,042

	$42,171,040	$—	$—	$42,171,040

See notes to financial statements.

10	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities

October 31, 2018

iShares Yield Optimized Bond ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Affiliated(b)	$42,171,040
Receivables:
Securities lending income — Affiliated	11,842
Dividends	42

Total assets	42,182,924

LIABILITIES
Collateral on securities loaned, at value	7,721,100

Total liabilities	7,721,100

NET ASSETS	$34,461,824

NET ASSETS CONSIST OF:
Paid-in capital	$36,428,268
Accumulated loss	(1,966,444)

NET ASSETS	$34,461,824

Shares outstanding	1,450,000

Net asset value	$23.77

Shares authorized	Unlimited

Par value	None

(a) Securities loaned, at value	$7,551,012
(b) Investments, at cost — Affiliated	$43,703,108

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	11

Statement of Operations

Year Ended October 31, 2018

iShares Yield Optimized Bond ETF

INVESTMENT INCOME
Dividends — Affiliated	$1,254,562
Securities lending income — Affiliated — net	101,054

Total investment income	1,355,616

EXPENSES
Investment advisory fees	101,167
Proxy fees	2

Total expenses	101,169

Less:
Investment advisory fees waived	(101,167)

Total expenses after fees waived	2

Net investment income	1,355,614

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Affiliated	(425,700)
In-kind redemptions — Affiliated	53,643

Net realized loss	(372,057)

Net change in unrealized appreciation (depreciation) on:
Investments — Affiliated	(1,586,923)

Net change in unrealized appreciation (depreciation)	(1,586,923)

Net realized and unrealized loss	(1,958,980)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(603,366)

See notes to financial statements.

12	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares Yield Optimized Bond ETF
	Year Ended 10/31/18	Year Ended 10/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,355,614	$632,554
Net realized gain (loss)	(372,057)	61,342
Net change in unrealized appreciation (depreciation)	(1,586,923)	6,325

Net increase (decrease) in net assets resulting from operations	(603,366)	700,221

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(1,349,360)	(629,667)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	8,821,177	12,495,793

NET ASSETS(b)
Total increase in net assets	6,868,451	12,566,347
Beginning of year	27,593,373	15,027,026

End of year	$34,461,824	$27,593,373

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	13

Financial Highlights

(For a share outstanding throughout each period)

	iShares Yield Optimized Bond ETF
							Period From
	Year Ended		Year Ended		Year Ended	Year Ended	04/22/14	(a)
	10/31/18		10/31/17		10/31/16	10/31/15	to 10/31/14

Net asset value, beginning of period	$25.08		$25.05		$24.72	$25.32	$25.00

Net investment income(b)	0.91		0.82		0.81	0.72	0.32
Net realized and unrealized gain (loss)(c)	(1.33)		0.04		0.33	(0.55)	0.31

Net increase (decrease) from investment operations	(0.42)		0.86		1.14	0.17	0.63

Distributions(d)
From net investment income	(0.89)		(0.83)		(0.81)	(0.72)		(0.31)
From net realized gain	—		—		—	(0.05)	—

Total distributions	(0.89)		(0.83)		(0.81)	(0.77)		(0.31)

Net asset value, end of period	$23.77		$25.08		$25.05	$24.72	$25.32

Total Return
Based on net asset value	(1.70)%		3.53%		4.72%	0.67%	2.55	%(e)

Ratios to Average Net Assets
Total expenses(f)	0.28%		0.28%		0.28%	0.28%	0.28	%(g)

Total expenses after fees waived(f)	0.00	%(h)	0.00	%(h)	0.01%	0.01%	0.01	%(g)

Net investment income	3.75%		3.30%		3.26%	2.87%	2.41	%(g)

Supplemental Data
Net assets, end of period (000)	$34,462		$27,593		$15,027	$12,359	$8,864

Portfolio turnover rate(i)	48%		27%		47%	29%	47	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(g)	Annualized.
(h)	Rounds to less than 0.01%.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

14	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following fund (the “Fund”):

iShares ETF	Diversification Classification
Yield Optimized Bond	Diversified

The Fund is a fund of funds and seeks to achieve its investment objective by investing primarily in other iShares funds (each, an “underlying fund,” collectively, the “underlying funds”). The financial statements and schedules of investments for the underlying funds are available on iShares.com and should be read in conjunction with the Fund’s financial statements.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions from the underlying funds, if any, are recognized on the ex-dividend date. Interest income is accrued daily.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Fund. Because such gains or losses are not taxable to the Fund and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Fund’s tax year. These reclassifications have no effect on net assets or net asset value per share.

Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund.

Recent Accounting Standards: In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day may be valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal

N O T E S T O F I N A N C I A L S T A T E M E N T S	15

Notes to Financial Statements  (continued)

market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values, and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets for identical assets or liabilities;
•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for the Fund’s investments is included in its schedule of investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of October 31, 2018, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Fund’s investment adviser, or its affiliates and is disclosed in the schedule of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for the Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of October 31, 2018 and the value of the related cash collateral are disclosed in the statement of assets and liabilities.

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

16	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of October 31, 2018:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount
Yield Optimized Bond
Wells Fargo Bank, National Association	$7,551,012	$7,551,012		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value of the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of the Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Fund, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to the Fund, BFA is entitled to an annual investment advisory fee of 0.28%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund.

Expense Waivers: BFA has contractually agreed to waive its investment advisory fee for the Fund through February 28, 2021.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for the Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Fund.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. The Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 80% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, the Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Fund is shown as securities lending income – affiliated – net in its statement of operations. For the year ended October 31, 2018, the Fund paid BTC $25,745 for securities lending agent services.

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock for 1940 Act purposes.

The Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statement of operations.

6.	PURCHASES AND SALES

For the year ended October 31, 2018, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows:

iShares ETF	Purchases	Sales
Yield Optimized Bond	$17,626,875	$17,635,470

N O T E S T O F I N A N C I A L S T A T E M E N T S	17

Notes to Financial Statements  (continued)

For the year ended October 31, 2018, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Yield Optimized Bond	$22,313,024	$13,489,935

7.	INCOME TAX INFORMATION

The Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Fund as of October 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of October 31, 2018, the following permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Loss
Yield Optimized Bond	$332	$(332)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 10/31/18	Year Ended 10/31/17

Yield Optimized Bond
Ordinary income	$1,349,360	$629,667

As of October 31, 2018, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses)(a)	Total
Yield Optimized Bond	$9,142	$(381,514)	$(1,594,072)	$(1,966,444)

(a)	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.

As of October 31, 2018, the Fund had non-expiring capital loss carryforwards in the amount of $381,514 available to offset future realized capital gains.

As of October 31, 2018, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Yield Optimized Bond	$43,765,112	$1,710	$(1,595,782)	$(1,594,072)

8.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve the Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

18	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its schedule of investments.

9.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of the Fund are not redeemable.

	Year Ended 10/31/18		Year Ended 10/31/17
iShares ETF	Shares	Amount	Shares	Amount

Yield Optimized Bond
Shares sold	900,000	$22,320,514	650,000	$16,195,990
Shares redeemed	(550,000)	(13,499,337)	(150,000)	(3,700,197)

Net increase	350,000	$8,821,177	500,000	$12,495,793

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

10.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares U.S. Preferred Stock ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the court’s decision.

11.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Fund has adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the statement of assets and liabilities, statement of changes in net assets and notes to the financial statements.

Prior year distribution information and undistributed net investment income in the statement of changes in net assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

N O T E S T O F I N A N C I A L S T A T E M E N T S	19

Notes to Financial Statements  (continued)

Distributions for the year ended October 31, 2017 were classified as follows:

iShares ETF	Net Investment Income
Yield Optimized Bond	$629,667

Undistributed net investment income as of October 31, 2017 are as follows:

iShares ETF	Undistributed net investment income
Yield Optimized Bond	$2,887

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

20	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares Yield Optimized Bond ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of iShares Yield Optimized Bond ETF (one of the funds constituting iShares Trust, referred to hereafter as the “Fund”) as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the four years in the period ended October 31, 2018 and for the period April 22, 2014 (commencement of operations) through October 31, 2014 (hereafter referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the four years in the period ended October 31, 2018 and for the period April 22, 2014 (commencement of operations) through October 31, 2014 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

December 21, 2018

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	21

Important Tax Information (unaudited)

For the fiscal year ended October 31, 2018, the Fund intends to pass through to its shareholders foreign source income earned and foreign taxes paid by the underlying funds:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Yield Optimized Bond	$129,072	$2

For the fiscal year ended October 31, 2018, the Fund hereby designates the following maximum amount allowable as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

iShares ETF	Interest-Related Dividends
Yield Optimized Bond	$437,780

The Fund hereby designates the following amount of distributions from direct federal obligation interest for the fiscal year ended October 31, 2018:

iShares ETF	Federal Obligation Interest
Yield Optimized Bond	$87

The law varies in each state as to whether and what percent of ordinary income dividends attribute to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

22	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract

I. iShares Yield Optimized Bond ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At a meeting on May 11, 2018, a committee composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 24, 2018, management presented additional information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its initial meeting. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-14, 2018, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2017, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-14, 2018 meeting and throughout the year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	23

Board Review and Approval of Investment Advisory Contract (continued)

from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board further noted that it considered the supplemental information the 15(c) Committee requested, which BlackRock provided, regarding the methodology. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and showed how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that a breakpoint structure for the Fund may be appropriate should material economies of scale exist in the future that are not otherwise shared, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review of the sharing of scale benefits, as well as the other factors considered at the meeting, the Board concluded that the information concerning the sharing of scale benefits supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

24	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported in this notice are for financial reporting purposes and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV which is sent to shareholders shortly after calendar year-end.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Yield Optimized Bond(a)	$0.869138	$—	$0.021379	$0.890517	98%	—%	2%	100%

(a)

The Fund estimates that it has distributed more than the amount of earned income and net realized gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Fund covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or since the Fund began trading, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Fund for the immediately preceding five calendar years (or from the date the Fund began trading on the secondary market, if less than five years) through the date of the most recent calendar quarter-end. Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Yield Optimized Bond ETF

Period Covered: April 24, 2014 through September 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days

Greater than 1.0% and Less than 1.5%	1	0.09%
Greater than 0.0% and Less than 0.5%	760	67.97
At NAV	60	5.37
Less than 0.0% and Greater than –0.5%	296	26.48
Less than –0.5% and Greater than –1.0%	1	0.09

	1,118	100.00%

S U P P L E M E N T A L I N F O R M A T I O N	25

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 343 funds as of October 31, 2018. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small and Benjamin Archibald, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (61)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark K. Wiedman(b) (47)	Trustee (since 2013).	Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2016); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (69)	Trustee (since 2005); Independent Board Chair (since 2016).	Trustee and Member of the Finance, Technology and Quality Committee of Stanford Health Care (since 2016); Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Forward Funds (14 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (62)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012); Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (63)	Trustee (since 2017); Equity Plus Committee Chair (since 2017).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

26	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Charles A. Hurty (75)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (63)	Trustee (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (59)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (57)	Trustee (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (54)	Trustee (since 2011); Nominating and Governance Committee Chair (since 2017).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Martin Small (43)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (59)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).

Charles Park (51)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Benjamin Archibald (43)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013); Secretary of the BlackRock-advised Mutual Funds (since 2012).

Steve Messinger (56)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Scott Radell (49)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (57)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	27

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to www.icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The iShares Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at www.iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at www.iShares.com; and (3) on the SEC website at www.sec.gov.

28	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)
This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.
Investing involves risk, including possible loss of principal.
The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Morningstar, Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2018 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

OCTOBER 31, 2018

2018 ANNUAL REPORT

iShares Trust

  iShares iBonds Mar 2020 Term Corporate ex-Financials ETF | IBCD | NYSE Arca

  iShares iBonds Mar 2023 Term Corporate ex-Financials ETF | IBCE | NYSE Arca

  iShares iBonds Mar 2020 Term Corporate ETF | IBDC | NYSE Arca

  iShares iBonds Mar 2023 Term Corporate ETF | IBDD | NYSE Arca

Market Overview

iShares Trust

U.S. Corporate Bond Market Overview

Short-term U.S. corporate bonds posted modestly positive returns for the 12 months ended October 31, 2018 (“reporting period”). The Markit iBoxx® USD Liquid Investment Grade 0 – 5 Index, a broad measure of short-term U.S. corporate bond performance, returned 0.18%.

The positive performance of short-term corporate bonds occurred despite increasing short-term interest rates during the reporting period. A stronger U.S. economy was a contributing factor to the increase in short-term interest rates. Driven in part by the stimulative effect of federal tax reform legislation, the U.S. economy grew by 3% for the 12 months ended September 2018, its highest year-over-year growth rate in more than three years. Key components of the strengthening economy included the job market, where the unemployment rate declined to its lowest level since December 1969; industrial production, which increased at its sharpest year-over-year pace in nearly eight years; and retail sales, which accelerated for much of the reporting period before slowing in the last two months.

Faster economic growth led to higher inflation, though it remained low by historical standards. As measured by the consumer price index, the year-over-year U.S. inflation rate rose to 2.9% in mid-2018 — its fastest rate in more than six years — before falling back to 2.3% by the end of the reporting period. By comparison, the long-term historical average inflation rate is 3.3%.

In this environment, the U.S. Federal Reserve Bank (“Fed”) continued its efforts to normalize monetary policy. The Fed increased short-term interest rates four times during the reporting period, increasing its short-term interest rate target to 2.25%, the highest level in more than a decade. In addition, the Fed reduced its holdings of U.S. Treasury and mortgage-backed securities by approximately 7% during the reporting period, after quadrupling its holdings in response to the 2008 financial crisis.

Short-term bond yields tracked the Fed’s interest rate increases. For example, the yield of the two-year U.S. Treasury note increased from 1.60% to 2.87% during the reporting period. The yields on short-term corporate securities rose to a similar degree, exceeding 3% by the end of the reporting period. Although bond prices declined as bond yields increased, short-term bonds had limited interest rate sensitivity, so the price declines in short-term corporate bonds were modest for the reporting period. Consequently, the interest income on short-term corporate bonds more than offset the price declines, leading to positive overall returns.

From a sector perspective, short-term bonds issued by financial companies posted the highest returns. The banking industry led the sector’s advance as banks reported higher net interest income and lower tax liabilities. Bonds issued by brokerage companies, asset managers, and exchanges were also performance leaders in the financial sector.

The non-financial sectors of the short-term corporate bond market posted lower but still positive returns. Short-term bonds issued by utilities companies benefited from their relatively stable and domestically focused businesses. Bonds issued by industrial companies posted the smallest gains for the reporting period. Within the industrial sector, transportation bonds detracted the most amid higher fuel prices and increasing global trade tensions. Short-term bonds issued by capital goods companies, particularly in the building materials and diversified manufacturing industries, also declined for the reporting period.

M A R K E T O V E R V I E W	5

Fund Summary as of October 31, 2018	iShares® iBonds® Mar 2020 Term Corporate ex-Financials ETF

Investment Objective

The iShares iBonds Mar 2020 Term Corporate ex-Financials ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds, excluding financials, maturing after March 31, 2019 and before April 1, 2020, as represented by the Bloomberg Barclays 2020 Maturity High Quality Corporate Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	0.84%	2.24%	1.61%	0.84%	11.73%	9.23%
Fund Market	0.76	2.09	1.61	0.76	10.91	9.24
Index	0.90	2.29	1.71	0.90	11.98	9.85

The inception date of the Fund was 4/17/13. The first day of secondary market trading was 4/19/13.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,011.60	$ 0.51		$ 1,000.00	$ 1,024.70	$ 0.51		0.10%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

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Fund Summary as of October 31, 2018 (continued)	iShares® iBonds® Mar 2020 Term Corporate ex-Financials ETF

Portfolio Information

ALLOCATION BY CREDIT QUALITY
Moody’s Credit Ratings*	Percent of Net Assets
Aaa	4.2%
Aa	14.4
A	57.8
Baa	20.8
Not Rated	0.2
Short-Term and Other Assets	2.6

FIVE LARGEST HOLDINGS
Security(a)	Percent of Net Assets
America Movil SAB de CV, 5.00%, 03/30/20	2.1%
Medtronic Inc., 2.50%, 03/15/20	2.0
Cisco Systems Inc., 4.45%, 01/15/20	1.8
Alibaba Group Holding Ltd., 2.50%, 11/28/19	1.7
Oracle Corp., 2.25%, 10/08/19	1.6

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

F U N D S U M M A R Y	7

Fund Summary as of October 31, 2018	iShares® iBonds® Mar 2023 Term Corporate ex-Financials ETF

Investment Objective

The iShares iBonds Mar 2023 Term Corporate ex-Financials ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds, excluding financials, maturing after March 31, 2022 and before April 1, 2023, as represented by the Bloomberg Barclays 2023 Maturity High Quality Corporate Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	(1.54)%	2.93%	1.67%	(1.54)%	15.53%	9.60%
Fund Market	(1.53)	2.99	1.70	(1.53)	15.84	9.77
Index	(1.48)	2.98	1.74	(1.48)	15.84	10.00

The inception date of the Fund was 4/17/13. The first day of secondary market trading was 4/19/13.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,008.00	$ 0.51		$ 1,000.00	$ 1,024.70	$ 0.51		0.10%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

8	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2018 (continued)	iShares® iBonds® Mar 2023 Term Corporate ex-Financials ETF

Portfolio Information

ALLOCATION BY CREDIT QUALITY
Moody’s Credit Ratings*	Percent of Net Assets
Aaa	2.6%
Aa	13.1
A	58.3
Baa	23.7
Not Rated	0.9
Short-Term and Other Assets	1.4

FIVE LARGEST HOLDINGS
Security(a)	Percent of Net Assets
Visa Inc., 2.80%, 12/14/22	2.4%
Oracle Corp., 2.50%, 10/15/22	1.9
BP Capital Markets PLC, 2.50%, 11/06/22	1.8
Chevron Corp., 2.36%, 12/05/22	1.8
QUALCOMM Inc., 3.00%, 05/20/22	1.8

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

F U N D S U M M A R Y	9

Fund Summary as of October 31, 2018	iShares® iBonds® Mar 2020 Term Corporate ETF

Investment Objective

The iShares iBonds Mar 2020 Term Corporate ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds maturing after March 31, 2019 and before April 1, 2020, as represented by the Bloomberg Barclays 2020 Maturity Corporate Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	0.97%	2.52%	3.00%	0.97%	13.23%	17.04%
Fund Market	0.81	2.49	2.99	0.81	13.07	16.95
Index	1.08	2.66	3.11	1.08	14.03	17.66

The inception date of the Fund was 7/9/13. The first day of secondary market trading was 7/10/13.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,012.00	$ 0.51		$ 1,000.00	$ 1,024.70	$ 0.51		0.10%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

10	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2018 (continued)	iShares® iBonds® Mar 2020 Term Corporate ETF

Portfolio Information

ALLOCATION BY CREDIT QUALITY
Moody’s Credit Ratings*	Percent of Net Assets	(a)
Aaa	2.0%
Aa	16.9
A	39.4
Baa	32.9
Ba	1.8
Not Rated	3.8
Short-Term and Other Assets	3.2

FIVE LARGEST HOLDINGS
Security(b)	Percent of Net Assets
iShares iBonds Mar 2020 Term Corporate ex-Financials ETF	2.5%
JPMorgan Chase & Co., 2.25%, 01/23/20	1.0
Apple Inc., 2.10%, 05/06/19	1.0
Wells Fargo & Co., Series N, 2.15%, 01/30/20	0.9
Goldman Sachs Group Inc. (The), 5.38%, 03/15/20	0.9

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Includes exposure to the investments of the underlying iShares ETF.
(b)	Excludes money market funds.

F U N D S U M M A R Y	11

Fund Summary as of October 31, 2018	iShares® iBonds® Mar 2023 Term Corporate ETF

Investment Objective

The iShares iBonds Mar 2023 Term Corporate ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds maturing after March 31, 2022 and before April 1, 2023, as represented by the Bloomberg Barclays 2023 Maturity Corporate Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	(1.37)%	3.23%	3.48%	(1.37)%	17.22%	19.95%
Fund Market	(1.40)	3.28	3.48	(1.40)	17.48	19.96
Index	(1.26)	3.34	3.65	(1.26)	17.86	20.95

The inception date of the Fund was 7/9/13. The first day of secondary market trading was 7/10/13.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$1,008.70	$0.51		$1,000.00	$1,024.70	$0.51		0.10%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

12	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2018 (continued)	iShares® iBonds® Mar 2023 Term Corporate ETF

Portfolio Information

ALLOCATION BY CREDIT QUALITY
Moody’s Credit Ratings*	Percent of Net Assets	(a)
Aaa	0.6%
Aa	7.5
A	34.9
Baa	46.8
Ba	3.0
Not Rated	6.1
Short-Term and Other Assets	1.1

FIVE LARGEST HOLDINGS
Security(b)	Percent of Net Assets
iShares iBonds Mar 2023 Term Corporate ex-Financials ETF	5.0%
Bank of America Corp., 3.30%, 01/11/23	1.5
Anheuser-Busch InBev Finance Inc., 3.30%, 02/01/23	1.3
Morgan Stanley, 3.75%, 02/25/23	1.2
Wells Fargo & Co., 2.63%, 07/22/22	1.0

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Includes exposure to the investments of the underlying iShares ETF.
(b)	Excludes money market funds.

F U N D S U M M A R Y	13

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs ( in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

14	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2018	iShares® iBonds® Mar 2020 Term Corporate ex-Financials ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Aerospace & Defense — 2.2%
Boeing Capital Corp., 4.70%, 10/27/19	$434	$440,714
Boeing Co. (The), 4.88%, 02/15/20	478	489,553
Lockheed Martin Corp., 4.25%, 11/15/19	184	186,221
Northrop Grumman Corp., 5.05%, 08/01/19	82	83,160
Raytheon Co., 4.40%, 02/15/20	336	341,877
United Technologies Corp., 1.50%, 11/01/19	385	378,882

		1,920,407

Agriculture — 4.0%
Altria Group Inc.
2.63%, 01/14/20 (Call 12/14/19)	1,125	1,117,203
9.25%, 08/06/19	400	418,384
Philip Morris International Inc.
2.00%, 02/21/20	1,300	1,280,578
4.50%, 03/26/20	552	561,820
Reynolds American Inc., 8.13%, 06/23/19	154	158,809

		3,536,794

Airlines — 0.3%
Continental Airlines Inc. Pass Through Trust, Series 2009-2,
Class A, 7.25%, 11/10/19	90	93,429
Southwest Airlines Co., 2.75%, 11/06/19 (Call 10/06/19)	175	174,157

		267,586

Auto Manufacturers — 7.1%
American Honda Finance Corp.
1.20%, 07/12/19	701	692,967
2.00%, 02/14/20	400	394,404
2.25%, 08/15/19	750	745,733
Series A, 2.15%, 03/13/20	345	340,456
Ford Motor Credit Co. LLC
2.46%, 03/27/20	198	193,812
2.60%, 11/04/19(a)	250	247,043
8.13%, 01/15/20	198	207,522
General Motors Financial Co. Inc.
2.40%, 05/09/19	275	273,952
3.15%, 01/15/20 (Call 12/15/19)	285	283,689
PACCAR Financial Corp.
1.30%, 05/10/19	518	513,913
1.95%, 02/27/20	250	246,353
2.20%, 09/15/19	25	24,844
Toyota Motor Credit Corp.
1.40%, 05/20/19(a)	444	440,794
2.13%, 07/18/19	768	764,006
2.15%, 03/12/20	865	854,559

		6,224,047

Beverages — 3.1%
Anheuser-Busch InBev Worldwide Inc., 6.88%, 11/15/19	100	103,773
Coca-Cola Co. (The), 1.38%, 05/30/19	700	694,260
Coca-Cola Femsa SAB de CV, 4.63%, 02/15/20	198	200,802
Molson Coors Brewing Co., 2.25%, 03/15/20 (Call 02/15/20)	100	98,351
PepsiCo Inc.
1.55%, 05/02/19	585	581,689
4.50%, 01/15/20(a)	1,028	1,045,671

		2,724,546

Biotechnology — 2.0%
Amgen Inc., 2.20%, 05/22/19 (Call 04/22/19)	468	466,138

Security	Par (000)	Value

Biotechnology (continued)
Gilead Sciences Inc.
1.85%, 09/20/19(a)	$750	$742,470
2.05%, 04/01/19	134	133,539
2.35%, 02/01/20(a)	409	405,151

		1,747,298

Chemicals — 3.0%
Air Products & Chemicals Inc., 4.38%, 08/21/19	184	186,145
Dow Chemical Co. (The), 8.55%, 05/15/19(a)	410	421,714
Eastman Chemical Co., 2.70%, 01/15/20 (Call 12/15/19)	250	248,135
EI du Pont de Nemours & Co., 4.63%, 01/15/20	818	831,931
LyondellBasell Industries NV, 5.00%, 04/15/19 (Call 01/15/19)	296	297,116
Nutrien Ltd., 4.88%, 03/30/20	150	152,658
Praxair Inc., 4.50%, 08/15/19	500	506,195

		2,643,894

Commercial Services — 0.1%
Ecolab Inc., 2.25%, 01/12/20	50	49,441

Computers — 5.6%
Apple Inc.
1.10%, 08/02/19	500	493,745
1.55%, 02/07/20	600	589,566
1.90%, 02/07/20	250	246,712
2.10%, 05/06/19	845	842,330
Dell International LLC/EMC Corp., 3.48%, 06/01/19(b)	625	625,850
International Business Machines Corp.
1.80%, 05/17/19	700	695,814
1.88%, 05/15/19	493	490,629
1.90%, 01/27/20	250	246,325
8.38%, 11/01/19	650	683,514

		4,914,485

Cosmetics & Personal Care — 1.1%
Estee Lauder Companies Inc. (The), 1.80%, 02/07/20	250	245,978
Procter & Gamble Co. (The), 1.75%, 10/25/19	750	741,652

		987,630

Diversified Financial Services — 1.3%
Mastercard Inc., 2.00%, 04/01/19(a)	400	398,616
National Rural Utilities Cooperative Finance Corp.
2.00%, 01/27/20 (Call 12/27/19)(a)	495	488,540
2.30%, 11/15/19 (Call 10/15/19)	247	244,918

		1,132,074

Electric — 5.0%
Berkshire Hathaway Energy Co., 2.40%, 02/01/20
(Call 01/01/20)	120	118,838
Consolidated Edison Co. of New York Inc., 6.65%, 04/01/19	393	399,025
Consumers Energy Co., 6.70%, 09/15/19(a)	268	275,408
Dominion Energy Inc. 2.50%, 12/01/19 (Call 11/01/19)	85	84,311
Series B, 1.60%, 08/15/19	225	222,381
DTE Energy Co., 2.40%, 12/01/19 (Call 11/01/19)(a)	25	24,760
Duke Energy Corp., 5.05%, 09/15/19	247	250,690
Duke Energy Ohio Inc., 5.45%, 04/01/19	175	176,685
Eversource Energy, 4.50%, 11/15/19	119	120,527
Exelon Generation Co. LLC
2.95%, 01/15/20 (Call 12/15/19)(a)	200	198,674
5.20%, 10/01/19	150	152,653
Georgia Power Co.
2.00%, 03/30/20	100	98,213
4.25%, 12/01/19	281	284,066
Kansas City Power & Light Co., 7.15%, 04/01/19	184	187,076

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Mar 2020 Term Corporate ex-Financials ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
NextEra Energy Capital Holdings Inc., 2.40%, 09/15/19
(Call 08/15/19)	$200	$198,684
Portland General Electric Co., 6.10%, 04/15/19(a)	99	100,316
Progress Energy Inc., 4.88%, 12/01/19	100	101,621
Public Service Co. of Colorado, 5.13%, 06/01/19	315	318,997
Sempra Energy
2.40%, 02/01/20	45	44,462
2.40%, 03/15/20 (Call 02/15/20)	119	117,405
Southern Co. (The)
1.85%, 07/01/19	317	314,290
2.15%, 09/01/19 (Call 08/01/19)	244	241,858
Southern Power Co., Series D, 1.95%, 12/15/19	100	98,506
TECO Finance Inc., 5.15%, 03/15/20	100	101,946
Virginia Electric & Power Co., 5.00%, 06/30/19	150	151,842

		4,383,234

Electrical Components & Equipment — 0.5%
Emerson Electric Co., 4.88%, 10/15/19	450	457,416

Electronics — 1.5%
Honeywell International Inc.
1.40%, 10/30/19	945	930,390
1.80%, 10/30/19	350	345,898

		1,276,288

Environmental Control — 0.2%
Republic Services Inc.
5.00%, 03/01/20	25	25,541
5.50%, 09/15/19	184	187,694

		213,235

Food — 1.4%
General Mills Inc., 2.20%, 10/21/19(a)	149	147,681
JM Smucker Co. (The), 2.50%, 03/15/20	150	148,298
Kellogg Co., 4.15%, 11/15/19	54	54,527
Kraft Heinz Foods Co., 5.38%, 02/10/20	234	240,028
Kroger Co. (The)
1.50%, 09/30/19	100	98,510
6.15%, 01/15/20	150	154,865
Sysco Corp., 1.90%, 04/01/19	148	147,449
Tyson Foods Inc., 2.65%, 08/15/19 (Call 07/15/19)	239	238,197

		1,229,555

Gas — 0.1%
Dominion Energy Gas Holdings LLC, 2.50%, 12/15/19
(Call 11/15/19)	80	79,387

Health Care - Products — 2.8%
Boston Scientific Corp., 6.00%, 01/15/20	179	184,486
Life Technologies Corp., 6.00%, 03/01/20	184	189,855
Medtronic Inc., 2.50%, 03/15/20	1,777	1,760,723
Stryker Corp., 4.38%, 01/15/20	200	202,878
Zimmer Biomet Holdings Inc., 4.63%, 11/30/19	99	100,242

		2,438,184

Health Care - Services — 0.2%
Quest Diagnostics Inc. 2.50%, 03/30/20 (Call 02/29/20)	50	49,387
2.70%, 04/01/19	155	154,833

		204,220

Internet — 3.0%
Alibaba Group Holding Ltd., 2.50%, 11/28/19 (Call 10/28/19)	1,479	1,470,052
Amazon.com Inc., 2.60%, 12/05/19 (Call 11/05/19)	200	199,282
Baidu Inc., 2.75%, 06/09/19(a)	690	687,254

Security	Par (000)	Value

Internet (continued)
eBay Inc., 2.20%, 08/01/19 (Call 07/01/19)	$250	$248,462

		2,605,050

Machinery — 5.2%
Caterpillar Financial Services Corp.
1.35%, 05/18/19	700	693,924
2.00%, 03/05/20	247	243,465
2.10%, 06/09/19	533	530,596
2.10%, 01/10/20	250	247,088
2.25%, 12/01/19	475	471,100
John Deere Capital Corp.
1.25%, 10/09/19(a)	575	565,858
1.70%, 01/15/20(a)	1,025	1,008,129
2.05%, 03/10/20	247	243,246
2.25%, 04/17/19	339	338,054
2.30%, 09/16/19	60	59,663
Rockwell Automation Inc., 2.05%, 03/01/20 (Call 02/01/20)	184	181,067

		4,582,190

Manufacturing — 3.2%
3M Co., 1.63%, 06/15/19	205	203,501
General Electric Co.
2.10%, 12/11/19	535	525,980
2.20%, 01/09/20 (Call 12/09/19)	247	242,581
5.50%, 01/08/20	600	613,482
6.00%, 08/07/19(a)	770	785,331
Illinois Tool Works Inc., 6.25%, 04/01/19	419	424,757

		2,795,632

Media — 3.7%
Comcast Corp.
5.15%, 03/01/20	1,050	1,076,313
5.70%, 07/01/19	515	524,044
Discovery Communications LLC, 5.63%, 08/15/19	100	101,912
Viacom Inc., 5.63%, 09/15/19	50	51,006
Walt Disney Co. (The)
0.88%, 07/12/19	307	302,892
1.85%, 05/30/19(a)	1,020	1,014,543
Warner Media LLC, 2.10%, 06/01/19	200	198,934

		3,269,644

Mining — 0.5%
BHP Billiton Finance USA Ltd., 6.50%, 04/01/19	300	304,368
Newmont Mining Corp., 5.13%, 10/01/19	94	95,554

		399,922

Oil & Gas — 10.1%
BP Capital Markets PLC
1.68%, 05/03/19(a)	250	248,418
2.24%, 05/10/19	533	531,444
2.32%, 02/13/20	667	659,976
2.52%, 01/15/20	785	779,638
Chevron Corp.
1.56%, 05/16/19	465	461,922
1.96%, 03/03/20 (Call 02/03/20)	1,291	1,272,371
2.19%, 11/15/19 (Call 10/15/19)(a)	453	449,734
EOG Resources Inc., 5.63%, 06/01/19	250	253,655
Exxon Mobil Corp., 1.91%, 03/06/20 (Call 02/06/20)	1,063	1,048,426
Husky Energy Inc., 7.25%, 12/15/19	94	97,864
Pioneer Natural Resources Co., 7.50%, 01/15/20	98	102,626
Shell International Finance BV
1.38%, 05/10/19	793	786,981
4.30%, 09/22/19(a)	824	833,979
4.38%, 03/25/20(a)	550	559,685

16	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Mar 2020 Term Corporate ex-Financials ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas (continued)
Total Capital International SA, 2.10%, 06/19/19(a)	$712	$708,383
Valero Energy Corp., 6.13%, 02/01/20	94	97,175

		8,892,277

Packaging & Containers — 0.1%
Bemis Co. Inc., 6.80%, 08/01/19	41	42,086

Pharmaceuticals — 9.2%
Allergan Funding SCS 2.45%, 06/15/19	105	104,674
3.00%, 03/12/20 (Call 02/12/20)	500	498,145
AstraZeneca PLC, 1.95%, 09/18/19(a)	265	262,268
Cardinal Health Inc. 1.95%, 06/14/19	175	173,758
2.40%, 11/15/19	148	146,671
CVS Health Corp. 2.25%, 08/12/19 (Call 07/12/19)	100	99,289
3.13%, 03/09/20	450	448,663
Express Scripts Holding Co., 2.25%, 06/15/19	214	213,054
Express Scripts Inc., 7.25%, 06/15/19	54	55,322
Johnson & Johnson, 1.88%, 12/05/19	457	452,430
Mead Johnson Nutrition Co., 4.90%, 11/01/19(a)	304	308,983
Merck & Co. Inc., 1.85%, 02/10/20	1,150	1,133,072
Merck Sharp & Dohme Corp., 5.00%, 06/30/19	720	729,842
Mylan NV, 2.50%, 06/07/19	163	162,227
Novartis Capital Corp., 1.80%, 02/14/20	675	664,760
Pfizer Inc. 1.45%, 06/03/19	530	525,930
1.70%, 12/15/19	400	394,808
2.10%, 05/15/19(a)	1,184	1,179,820
Shire Acquisitions Investments Ireland DAC, 1.90%, 09/23/19	507	500,688

		8,054,404

Pipelines — 1.4%
Enbridge Energy Partners LP, 5.20%, 03/15/20	94	96,009
Enterprise Products Operating LLC 2.55%, 10/15/19 (Call 09/15/19)	174	172,979
5.25%, 01/31/20	100	102,300
Kinder Morgan Energy Partners LP, 6.85%, 02/15/20	97	101,134
Kinder Morgan Inc./DE, 3.05%, 12/01/19 (Call 11/01/19)	185	184,341
Phillips 66 Partners LP, 2.65%, 02/15/20 (Call 01/15/20)	49	48,563
TransCanada PipeLines Ltd., 2.13%, 11/15/19	350	345,860
Williams Companies Inc. (The), 5.25%, 03/15/20	176	179,925

		1,231,111

Real Estate Investment Trusts — 0.1%
Weyerhaeuser Co., 7.38%, 10/01/19	82	85,026

Retail — 4.3%
AutoNation Inc., 5.50%, 02/01/20	82	83,820
Costco Wholesale Corp. 1.70%, 12/15/19	896	884,666
1.75%, 02/15/20(a)	150	147,580
Home Depot Inc. (The), 2.00%, 06/15/19 (Call 05/15/19)	644	640,980
Lowe’s Companies Inc., 1.15%, 04/15/19	350	347,448
McDonald’s Corp., 1.88%, 05/29/19	100	99,451
Target Corp., 2.30%, 06/26/19	718	715,272
Walgreens Boots Alliance Inc., 2.70%, 11/18/19 (Call 10/18/19)	298	296,340
Walmart Inc., 1.75%, 10/09/19	600	593,838

		3,809,395

Semiconductors — 1.3%
Broadcom Corp./Broadcom Cayman Finance Ltd., 2.38%, 01/15/20	475	469,704

Security	Par/ Shares (000)	Value

Semiconductors (continued)
Lam Research Corp., 2.75%, 03/15/20 (Call 02/15/20)	$160	$158,552
Texas Instruments Inc., 1.65%, 08/03/19	545	539,866

		1,168,122

Software — 5.5%
Adobe Inc., 4.75%, 02/01/20.	478	487,350
Microsoft Corp. 1.10%, 08/08/19(a)	655	646,649
1.85%, 02/12/20 (Call 01/12/20)(a)	1,343	1,325,071
4.20%, 06/01/19	200	201,702
Oracle Corp. 2.25%, 10/08/19	1,409	1,400,222
5.00%, 07/08/19	744	754,862

		4,815,856

Telecommunications — 6.3%
America Movil SAB de CV, 5.00%, 03/30/20	1,800	1,836,000
AT&T Inc. 5.20%, 03/15/20	149	152,585
5.88%, 10/01/19	175	179,223
Cisco Systems Inc. 1.40%, 09/20/19	635	626,802
4.45%, 01/15/20	1,571	1,597,456
Deutsche Telekom International Finance BV, 6.00%, 07/08/19	161	164,148
Orange SA 1.63%, 11/03/19	250	246,035
5.38%, 07/08/19	132	134,064
Telefonica Emisiones SAU, 5.88%, 07/15/19	94	95,772
Telefonos de Mexico SAB de CV, 5.50%, 11/15/19	200	204,452
Verizon Communications Inc., 2.63%, 02/21/20	250	248,302

		5,484,839

Transportation — 2.0%
Burlington Northern Santa Fe LLC, 4.70%, 10/01/19	502	509,359
Norfolk Southern Corp., 5.90%, 06/15/19	198	201,415
Ryder System Inc. 2.45%, 09/03/19 (Call 08/03/19)	68	67,628
2.55%, 06/01/19 (Call 05/01/19)	194	193,401
United Parcel Service Inc., 5.13%, 04/01/19	778	784,862

		1,756,665

Total Corporate Bonds & Notes — 97.4% (Cost: $86,333,889)		85,421,940

Short-Term Investments

Money Market Funds — 9.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.36%(c)(d)(e)	6,523	6,524,022
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.11%(c)(d)	1,644	1,644,068

		8,168,090

Total Short-Term Investments — 9.3% (Cost: $8,167,516)		8,168,090

Total Investments in Securities — 106.7% (Cost: $94,501,405)		93,590,030

Other Assets, Less Liabilities — (6.7)%		(5,865,571)

Net Assets — 100.0%		$87,724,459

(a)	All or a portion of this security is on loan.

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Mar 2020 Term Corporate ex-Financials ETF

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 10/31/17 (000)	Net Activity (000)	Shares Held at 10/31/18 (000)	Value at 10/31/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	1,973	4,550	6,523	$6,524,022	$13,354	(b)	$(176)	$342
BlackRock Cash Funds: Treasury, SL Agency Shares	856	788	1,644	1,644,068	22,547		—	—

				$8,168,090	$35,901		$(176)	$342

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Corporate Bonds & Notes	$—	$85,421,940	$—	$85,421,940
Money Market Funds	8,168,090	—	—	8,168,090

	$8,168,090	$85,421,940	$—	$93,590,030

See notes to financial statements.

18	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2018	iShares® iBonds® Mar 2023 Term Corporate ex-Financials ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Advertising — 0.4%
Omnicom Group Inc./Omnicom Capital Inc., 3.63%, 05/01/22	$174	$171,845

Aerospace & Defense — 2.9%
General Dynamics Corp., 2.25%, 11/15/22 (Call 08/15/22)	425	406,003
Lockheed Martin Corp., 3.10%, 01/15/23 (Call 11/15/22)	75	73,412
Raytheon Co., 2.50%, 12/15/22 (Call 09/15/22)	474	456,879
United Technologies Corp., 3.10%, 06/01/22	380	372,772

		1,309,066

Agriculture — 3.5%
Altria Group Inc., 2.85%, 08/09/22	551	535,313
BAT Capital Corp., 2.76%, 08/15/22 (Call 07/15/22)(a)	150	143,578
Philip Morris International Inc. 2.38%, 08/17/22 (Call 07/17/22)	350	335,034
2.50%, 08/22/22	25	24,006
2.63%, 03/06/23	564	539,404

		1,577,335

Airlines — 0.3%
American Airlines Pass Through Trust, Series 2013-2, Class A, 4.95%, 01/15/23	133	136,083

Auto Manufacturers — 2.4%
Ford Motor Credit Co. LLC, 4.25%, 09/20/22	200	196,480
General Motors Financial Co. Inc. 3.25%, 01/05/23 (Call 12/05/22)	50	47,780
3.45%, 04/10/22 (Call 02/10/22)	125	121,495
Toyota Motor Credit Corp. 2.15%, 09/08/22	350	332,993
2.63%, 01/10/23	398	383,760

		1,082,508

Beverages — 4.4%
Anheuser-Busch InBev Finance Inc. 2.63%, 01/17/23	185	175,125
3.30%, 02/01/23 (Call 12/01/22)	45	43,840
Anheuser-Busch InBev Worldwide Inc., 2.50%, 07/15/22	122	116,431
Coca-Cola Co. (The), 2.20%, 05/25/22	100	96,371
Diageo Investment Corp. 2.88%, 05/11/22	473	463,275
8.00%, 09/15/22	100	115,370
PepsiCo Inc. 2.25%, 05/02/22 (Call 04/02/22)	250	240,918
2.75%, 03/01/23	614	596,237
3.10%, 07/17/22 (Call 05/17/22)	125	123,946

		1,971,513

Biotechnology — 1.7%
Amgen Inc., 3.63%, 05/15/22 (Call 02/15/22)	66	65,879
Biogen Inc., 3.63%, 09/15/22	85	84,811
Celgene Corp. 3.25%, 08/15/22	66	64,539
3.55%, 08/15/22	125	123,633
Gilead Sciences Inc., 3.25%, 09/01/22 (Call 07/01/22)(b)	425	420,495

		759,357

Chemicals — 2.8%
Air Products & Chemicals Inc., 2.75%, 02/03/23	66	63,945
Cabot Corp., 3.70%, 07/15/22	76	75,172
Dow Chemical Co. (The), 3.00%, 11/15/22 (Call 08/15/22)(b)	166	161,156
Eastman Chemical Co., 3.60%, 08/15/22 (Call 05/15/22)	66	65,543
EI du Pont de Nemours & Co., 2.80%, 02/15/23	550	532,735
Nutrien Ltd., 3.15%, 10/01/22 (Call 07/01/22)	83	80,381

Security	Par (000)	Value

Chemicals (continued)
Praxair Inc. 2.20%, 08/15/22 (Call 05/15/22)(b)	$66	$63,125
2.70%, 02/21/23 (Call 11/21/22)	199	192,805

		1,234,862

Computers — 4.8%
Apple Inc. 2.70%, 05/13/22	550	538,351
2.85%, 02/23/23 (Call 12/23/22)	610	594,372
Hewlett Packard Enterprise Co., 4.40%, 10/15/22 (Call 08/15/22)	110	112,223
HP Inc., 4.05%, 09/15/22	58	58,474
IBM Credit LLC, 2.20%, 09/08/22	200	189,778
International Business Machines Corp. 1.88%, 08/01/22	500	469,400
2.88%, 11/09/22	200	194,152

		2,156,750

Cosmetics & Personal Care — 2.7%
Colgate-Palmolive Co. 1.95%, 02/01/23	300	283,296
2.30%, 05/03/22	191	184,393
Procter & Gamble Co. (The), 2.15%, 08/11/22	400	384,028
Unilever Capital Corp., 2.20%, 05/05/22 (Call 04/05/22)	350	335,489

		1,187,206

Diversified Financial Services — 3.2%
National Rural Utilities Cooperative Finance Corp. 2.30%, 09/15/22 (Call 08/15/22)	100	95,556
2.40%, 04/25/22 (Call 03/25/22)	250	241,080
2.70%, 02/15/23 (Call 12/15/22)	50	48,206
Visa Inc., 2.80%, 12/14/22 (Call 10/14/22)	1,085	1,056,996

		1,441,838

Electric — 5.8%
Ameren Illinois Co., 2.70%, 09/01/22 (Call 06/01/22)	66	64,074
American Electric Power Co. Inc., Series F, 2.95%, 12/15/22 (Call 09/15/22)	85	82,727
CenterPoint Energy Houston Electric LLC, 2.25%, 08/01/22 (Call 05/01/22)	66	63,012
Connecticut Light & Power Co. (The), 2.50%, 01/15/23 (Call 10/15/22)	240	230,753
Consumers Energy Co., 2.85%, 05/15/22 (Call 02/15/22)	66	64,716
Dominion Energy Inc., Series B, 2.75%, 09/15/22 (Call 06/15/22)	66	63,549
DTE Energy Co., Series B, 3.30%, 06/15/22 (Call 04/15/22)	85	83,655
Duke Energy Carolinas LLC, 2.50%, 03/15/23 (Call 01/15/23)	85	81,598
Duke Energy Corp. 2.40%, 08/15/22 (Call 07/15/22)	200	191,014
3.05%, 08/15/22 (Call 05/15/22)	185	180,767
Duke Energy Progress LLC, 2.80%, 05/15/22 (Call 02/15/22)	150	146,614
Entergy Corp., 4.00%, 07/15/22 (Call 05/15/22)	25	25,155
Exelon Generation Co. LLC, 4.25%, 06/15/22 (Call 03/15/22)	191	193,374
Georgia Power Co., 2.85%, 05/15/22	199	193,058
Northern States Power Co./MN, 2.15%, 08/15/22 (Call 02/15/22)	250	237,917
NSTAR Electric Co., 2.38%, 10/15/22 (Call 07/15/22)	133	127,336
Oncor Electric Delivery Co. LLC, 4.10%, 06/01/22 (Call 03/01/22)	135	137,427
Pacific Gas & Electric Co., 2.45%, 08/15/22 (Call 05/15/22)	66	62,435
PPL Capital Funding Inc., 3.50%, 12/01/22 (Call 09/01/22)	91	89,722
Progress Energy Inc., 3.15%, 04/01/22 (Call 01/01/22)	66	64,688
Puget Energy Inc., 5.63%, 07/15/22 (Call 04/15/22)	66	69,470

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Mar 2023 Term Corporate ex-Financials ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
Sempra Energy, 2.88%, 10/01/22 (Call 07/01/22)	$66	$63,647
Virginia Electric & Power Co., Series C, 2.75%, 03/15/23 (Call 12/15/22)	80	77,360

		2,594,068

Electrical Components & Equipment — 0.5%
Emerson Electric Co., 2.63%, 02/15/23 (Call 11/15/22)(b)	249	239,643

Electronics — 0.3%
Arrow Electronics Inc., 3.50%, 04/01/22 (Call 02/01/22)	145	141,983

Environmental Control — 0.4%
Republic Services Inc., 3.55%, 06/01/22 (Call 03/01/22)	75	74,670
Waste Management Inc., 2.90%, 09/15/22 (Call 06/15/22)	106	103,394

		178,064

Food — 1.0%
Conagra Brands Inc., 3.20%, 01/25/23 (Call 10/25/22)(b)	91	87,956
Kraft Heinz Foods Co.
3.50%, 06/06/22	100	98,933
3.50%, 07/15/22 (Call 05/15/22)	135	133,376
Sysco Corp., 2.60%, 06/12/22	75	72,159
Tyson Foods Inc., 4.50%, 06/15/22 (Call 03/15/22)	66	67,461

		459,885

Gas — 0.2%
National Fuel Gas Co., 3.75%, 03/01/23 (Call 12/01/22)	70	68,251

Hand & Machine Tools — 0.1%
Stanley Black & Decker Inc., 2.90%, 11/01/22	66	64,365

Health Care - Products — 0.8%
Covidien International Finance SA, 3.20%, 06/15/22 (Call 03/15/22)	232	229,278
Thermo Fisher Scientific Inc., 3.15%, 01/15/23 (Call 10/15/22)	116	113,047

		342,325

Health Care - Services — 0.9%
Catholic Health Initiatives, 2.95%, 11/01/22	66	63,205
Kaiser Foundation Hospitals, 3.50%, 04/01/22	250	250,205
Laboratory Corp. of America Holdings, 3.75%, 08/23/22 (Call 05/23/22)	66	65,900

		379,310

Home Builders — 0.2%
NVR Inc., 3.95%, 09/15/22 (Call 06/15/22)	108	107,355

Household Products & Wares — 0.2%
Church & Dwight Co. Inc., 2.88%, 10/01/22	66	64,070
Clorox Co. (The), 3.05%, 09/15/22 (Call 06/15/22)	33	32,569

		96,639

Internet — 2.2%
Amazon.com Inc., 2.50%, 11/29/22 (Call 08/29/22)	191	184,046
Baidu Inc. 2.88%, 07/06/22	200	192,160
3.50%, 11/28/22	400	391,460
eBay Inc., 2.60%, 07/15/22 (Call 04/15/22)	198	190,030

		957,696

Iron & Steel — 0.1%
Nucor Corp., 4.13%, 09/15/22 (Call 06/15/22)	49	49,865

Machinery — 5.7%
ABB Finance USA Inc., 2.88%, 05/08/22	529	517,278

Security	Par (000)	Value

Machinery (continued)
Caterpillar Financial Services Corp.
2.40%, 06/06/22	$400	$386,064
2.63%, 03/01/23	199	191,653
2.85%, 06/01/22	100	98,056
Caterpillar Inc., 2.60%, 06/26/22 (Call 03/26/22)(b)	232	225,172
Deere & Co., 2.60%, 06/08/22 (Call 03/08/22)	613	596,087
John Deere Capital Corp., 2.80%, 03/06/23	520	504,556

		2,518,866

Manufacturing — 2.5%
3M Co.
2.00%, 06/26/22	292	278,656
2.25%, 03/15/23 (Call 02/15/23)	100	95,707
Eaton Corp., 2.75%, 11/02/22	168	162,283
General Electric Co.
2.70%, 10/09/22	420	396,929
3.15%, 09/07/22(b)	125	120,665
Parker-Hannifin Corp., 3.50%, 09/15/22	65	64,782

		1,119,022

Media — 4.0%
21st Century Fox America Inc., 3.00%, 09/15/22	116	113,144
Comcast Cable Communications Holdings Inc., 9.46%, 11/15/22	166	201,170
Comcast Corp.
2.75%, 03/01/23 (Call 02/01/23)(b)	150	144,522
2.85%, 01/15/23	523	506,363
3.13%, 07/15/22	133	130,964
Discovery Communications LLC, 3.30%, 05/15/22	100	97,552
NBCUniversal Media LLC, 2.88%, 01/15/23	100	96,942
Walt Disney Co. (The), 2.35%, 12/01/22	415	397,255
Warner Media LLC, 3.40%, 06/15/22	116	114,404

		1,802,316

Metal Fabricate & Hardware — 0.9%
Precision Castparts Corp., 2.50%, 01/15/23 (Call 10/15/22)	398	382,263

Mining — 0.2%
Goldcorp Inc., 3.70%, 03/15/23 (Call 12/15/22)	100	97,911

Oil & Gas — 10.3%
Apache Corp., 3.25%, 04/15/22 (Call 01/15/22)	118	115,520
BP Capital Markets PLC
2.50%, 11/06/22	830	795,987
3.25%, 05/06/22	257	254,363
Chevron Corp., 2.36%, 12/05/22 (Call 09/05/22)	825	792,041
EOG Resources Inc., 2.63%, 03/15/23 (Call 12/15/22)	100	95,769
Exxon Mobil Corp., 2.73%, 03/01/23 (Call 01/01/23)	485	471,313
Occidental Petroleum Corp. 2.60%, 04/15/22 (Call 03/15/22)	175	169,599
2.70%, 02/15/23 (Call 11/15/22)	485	465,935
Phillips 66, 4.30%, 04/01/22	193	196,816
Shell International Finance BV
2.25%, 01/06/23	439	417,726
2.38%, 08/21/22	400	386,080
Total Capital International SA, 2.70%, 01/25/23	431	416,268

		4,577,417

Oil & Gas Services — 1.4%
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor Inc., 2.77%, 12/15/22 (Call 11/15/22)	450	433,066
National Oilwell Varco Inc., 2.60%, 12/01/22 (Call 09/01/22)	130	123,152

20	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Mar 2023 Term Corporate ex-Financials ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas Services (continued)
TechnipFMC PLC, 3.45%, 10/01/22 (Call 07/01/22)	$66	$63,985

		620,203

Pharmaceuticals — 8.7%
AbbVie Inc., 2.90%, 11/06/22(b)	342	330,923
Allergan Finance LLC, 3.25%, 10/01/22 (Call 07/01/22)	133	129,198
Allergan Inc./U.S., 2.80%, 03/15/23 (Call 12/15/22)	66	62,657
Bristol-Myers Squibb Co., 2.00%, 08/01/22	265	252,431
Cardinal Health Inc., 3.20%, 03/15/23(b)	99	95,806
CVS Health Corp. 2.75%, 12/01/22 (Call 09/01/22)	125	119,466
3.50%, 07/20/22 (Call 05/20/22)	50	49,455
3.70%, 03/09/23 (Call 02/09/23)	150	148,087
Eli Lilly & Co., 2.35%, 05/15/22	150	144,951
GlaxoSmithKline Capital Inc., 2.80%, 03/18/23	400	387,016
GlaxoSmithKline Capital PLC, 2.85%, 05/08/22	572	558,730
Johnson & Johnson, 2.05%, 03/01/23 (Call 01/01/23)(b)	75	71,507
McKesson Corp., 2.85%, 03/15/23 (Call 12/15/22)	66	63,038
Merck & Co. Inc., 2.40%, 09/15/22 (Call 06/15/22)	400	385,508
Novartis Capital Corp. 2.40%, 05/17/22 (Call 04/17/22)	385	371,895
2.40%, 09/21/22	600	577,788
Zoetis Inc., 3.25%, 02/01/23 (Call 11/01/22)	133	130,466

		3,878,922

Pipelines — 2.0%
Energy Transfer Operating LP, 3.60%, 02/01/23 (Call 11/01/22)	86	83,747
Enterprise Products Operating LLC, 3.35%, 03/15/23 (Call 12/15/22)(b)	115	112,515
Kinder Morgan Energy Partners LP, 3.45%, 02/15/23 (Call 11/15/22)	91	88,765
MPLX LP, 5.50%, 02/15/23 (Call 12/03/18)	60	60,890
ONEOK Partners LP, 3.38%, 10/01/22 (Call 07/01/22)	101	98,875
Sunoco Logistics Partners Operations LP, 3.45%, 01/15/23 (Call 10/15/22)	66	63,982
TransCanada PipeLines Ltd., 2.50%, 08/01/22	307	293,418
Williams Companies Inc. (The), 3.35%, 08/15/22 (Call 05/15/22)	91	88,598

		890,790

Real Estate Investment Trusts — 0.8%
American Tower Corp., 3.50%, 01/31/23(b)	125	122,566
Crown Castle International Corp. 4.88%, 04/15/22	25	25,747
5.25%, 01/15/23	185	193,118

		341,431

Retail — 3.8%
AutoZone Inc., 3.70%, 04/15/22 (Call 01/15/22)	33	33,040
Costco Wholesale Corp., 2.30%, 05/18/22 (Call 04/18/22)	250	241,638
Home Depot Inc. (The), 2.63%, 06/01/22 (Call 05/01/22)	500	487,915
Lowe’s Companies Inc., 3.12%, 04/15/22 (Call 01/15/22)	325	321,971
Macy’s Retail Holdings Inc., 2.88%, 02/15/23 (Call 11/15/22)(b)	58	54,300
Starbucks Corp., 2.70%, 06/15/22 (Call 04/15/22)	250	242,067
Walgreen Co., 3.10%, 09/15/22	66	64,239
Walmart Inc., 2.35%, 12/15/22 (Call 11/15/22)	250	240,173

		1,685,343

Semiconductors — 5.0%
Intel Corp. 2.35%, 05/11/22 (Call 04/11/22)	100	96,731
2.70%, 12/15/22	773	751,317
3.10%, 07/29/22	200	198,332
Maxim Integrated Products Inc., 3.38%, 03/15/23 (Call 12/15/22)	51	49,598

Security	Par/ Shares (000)	Value

Semiconductors (continued)
QUALCOMM Inc. 2.60%, 01/30/23 (Call 12/30/22)(b)	$250	$239,237
3.00%, 05/20/22	800	785,560
Texas Instruments Inc., 1.85%, 05/15/22 (Call 04/15/22)	100	94,875

		2,215,650

Software — 4.1%
Autodesk Inc., 3.60%, 12/15/22 (Call 09/15/22)(b)	51	50,385
Fiserv Inc., 3.50%, 10/01/22 (Call 07/01/22)	66	65,391
Microsoft Corp. 2.13%, 11/15/22(b)	275	263,246
2.65%, 11/03/22 (Call 09/03/22)(b)	385	375,371
Oracle Corp. 2.50%, 05/15/22 (Call 03/15/22)	210	203,276
2.50%, 10/15/22	880	846,745
2.63%, 02/15/23 (Call 01/15/23)	25	24,087

		1,828,501

Telecommunications — 3.9%
America Movil SAB de CV, 3.13%, 07/16/22	600	586,122
AT&T Inc. 2.63%, 12/01/22 (Call 09/01/22)	225	214,218
3.00%, 06/30/22 (Call 04/30/22)	75	72,784
Cisco Systems Inc. 2.60%, 02/28/23	215	207,948
3.00%, 06/15/22	200	197,626
Motorola Solutions Inc. 3.50%, 03/01/23	75	72,597
3.75%, 05/15/22	66	65,299
Verizon Communications Inc., 2.45%, 11/01/22 (Call 08/01/22)	150	143,263
Vodafone Group PLC, 2.95%, 02/19/23	200	191,500

		1,751,357

Textiles — 0.2%
Mohawk Industries Inc., 3.85%, 02/01/23 (Call 11/01/22)	66	65,503

Transportation — 3.3%
Burlington Northern Santa Fe LLC 3.00%, 03/15/23 (Call 12/15/22)	493	482,331
3.05%, 09/01/22 (Call 06/01/22)	50	49,373
FedEx Corp., 2.63%, 08/01/22	75	72,363
Norfolk Southern Corp., 2.90%, 02/15/23 (Call 11/15/22)	66	63,967
Union Pacific Corp. 2.95%, 01/15/23 (Call 10/15/22)	66	64,259
4.16%, 07/15/22 (Call 04/15/22)	241	246,107
United Parcel Service Inc., 2.45%, 10/01/22	491	472,803

		1,451,203

Total Corporate Bonds & Notes — 98.6% (Cost: $45,162,565)		43,934,510

Short-Term Investments

Money Market Funds — 6.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.36%(c)(d)(e)	2,321	2,321,340

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Mar 2023 Term Corporate ex-Financials ETF (Percentages shown are based on Net Assets)

Security	Shares (000)	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.11%(c)(d)	390	$389,932

		2,711,272

Total Short-Term Investments — 6.1% (Cost: $2,710,943)		2,711,272

Total Investments in Securities — 104.7% (Cost: $47,873,508)		46,645,782

Other Assets, Less Liabilities — (4.7)%		(2,110,659)

Net Assets — 100.0%	.	$44,535,123

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 10/31/17 (000)	Net Activity (000)	Shares Held at 10/31/18 (000)	Value at 10/31/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	2,533	(212)	2,321	$2,321,340	$8,672	(b)	$(222)	$20
BlackRock Cash Funds: Treasury, SL Agency Shares	417	(27)	390	389,932	5,512		—	—

				$2,711,272	$14,184		$(222)	$20

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Corporate Bonds & Notes	$—	$43,934,510	$—	$43,934,510
Money Market Funds	2,711,272	—	—	2,711,272

	$2,711,272	$43,934,510	$—	$46,645,782

See notes to financial statements.

22	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2018	iShares® iBonds® Mar 2020 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Aerospace & Defense — 0.7%
Boeing Capital Corp., 4.70%, 10/27/19	$195	$198,017
Boeing Co. (The), 4.88%, 02/15/20	148	151,577
Lockheed Martin Corp., 4.25%, 11/15/19	305	308,681
United Technologies Corp., 1.50%, 11/01/19	230	226,345

		884,620

Agriculture — 1.2%
Altria Group Inc. 2.63%, 01/14/20 (Call 12/14/19)	335	332,679
9.25%, 08/06/19	265	277,179
Philip Morris International Inc. 1.88%, 11/01/19	100	98,844
4.50%, 03/26/20	565	575,051
Reynolds American Inc., 8.13%, 06/23/19	190	195,934

		1,479,687

Airlines — 0.2%
Delta Air Lines Inc., 2.88%, 03/13/20	275	272,555

Auto Manufacturers — 4.5%
American Honda Finance Corp. 2.00%, 02/14/20	550	542,305
2.25%, 08/15/19(a)	410	407,667
Ford Motor Credit Co. LLC 1.90%, 08/12/19	200	197,720
2.02%, 05/03/19(a)	515	511,369
2.46%, 03/27/20(a)	200	195,770
2.60%, 11/04/19(a)	200	197,634
2.68%, 01/09/20	500	492,615
8.13%, 01/15/20	300	314,427
General Motors Financial Co. Inc. 2.40%, 05/09/19	460	458,247
3.15%, 01/15/20 (Call 12/15/19)	600	597,240
PACCAR Financial Corp., 1.30%, 05/10/19	300	297,633
Toyota Motor Credit Corp. 1.40%, 05/20/19	325	322,654
2.13%, 07/18/19(a)	340	338,232
2.15%, 03/12/20	535	528,543
2.20%, 01/10/20	250	247,648

		5,649,704

Banks — 35.1%
Australia & New Zealand Banking Group Ltd./New York NY 1.60%, 07/15/19	250	247,570
2.25%, 06/13/19	250	249,075
Bank of America Corp. 2.65%, 04/01/19	525	524,470
7.63%, 06/01/19	715	733,418
Bank of Montreal 1.50%, 07/18/19(a)	250	247,435
1.75%, 09/11/19	120	118,722
2.10%, 12/12/19	510	504,655
Bank of New York Mellon Corp. (The) 2.30%, 09/11/19 (Call 08/11/19)(a)	570	566,677
Series G, 2.15%, 02/24/20 (Call 01/24/20)(a)	485	479,015
Series G, 2.20%, 05/15/19 (Call 04/15/19)(a)	375	373,721
Bank of Nova Scotia (The) 1.65%, 06/14/19	625	620,150
2.05%, 06/05/19	355	353,179
Barclays Bank PLC, 6.75%, 05/22/19(a)	300	305,919
Barclays PLC, 2.75%, 11/08/19	400	397,396

Security	Par (000)	Value

Banks (continued)
BB&T Corp. 2.45%, 01/15/20 (Call 12/15/19)(a)	$567	$561,903
6.85%, 04/30/19	200	203,836
BPCE SA 2.25%, 01/27/20	250	246,678
2.50%, 07/15/19	250	249,017
Branch Banking & Trust Co. 1.45%, 05/10/19 (Call 04/10/19)	250	248,250
2.10%, 01/15/20 (Call 12/15/19)	350	345,782
Canadian Imperial Bank of Commerce, 1.60%, 09/06/19	450	444,550
Capital One Financial Corp., 2.45%, 04/24/19 (Call 03/24/19)	450	448,974
Capital One N.A. 1.85%, 09/13/19 (Call 08/13/19)(a)	500	494,150
2.35%, 01/31/20 (Call 12/31/19)	315	310,905
Citigroup Inc. 2.40%, 02/18/20	620	613,205
2.45%, 01/10/20 (Call 12/10/19)	680	673,758
2.50%, 07/29/19	710	707,607
2.55%, 04/08/19	710	709,233
8.50%, 05/22/19(a)	257	264,715
Citizens Bank N.A./Providence RI, 2.25%, 03/02/20 (Call 02/03/20)	450	443,560
Comerica Inc., 2.13%, 05/23/19 (Call 04/23/19)	50	49,761
Commonwealth Bank of Australia/New York NY 2.30%, 09/06/19	250	248,448
2.30%, 03/12/20	250	246,780
Cooperatieve Rabobank UA/NY 1.38%, 08/09/19(a)	250	246,818
2.25%, 01/14/20(a)	320	316,518
Credit Suisse AG/New York NY 2.30%, 05/28/19	750	747,555
5.30%, 08/13/19	300	305,289
5.40%, 01/14/20(a)	240	245,350
Credit Suisse Group Funding Guernsey Ltd., 2.75%, 03/26/20	530	524,377
Deutsche Bank AG, 2.85%, 05/10/19	523	521,431
Fifth Third Bank/Cincinnati OH 1.63%, 09/27/19 (Call 08/27/19)	200	197,310
2.38%, 04/25/19 (Call 03/25/19)	200	199,512
Goldman Sachs Group Inc. (The) 1.95%, 07/23/19(a)	550	545,693
2.55%, 10/23/19	885	879,203
5.38%, 03/15/20	1,105	1,134,515
HSBC USA Inc. 2.25%, 06/23/19(a)	300	298,632
2.35%, 03/05/20	700	691,691
Huntington National Bank (The) 2.20%, 04/01/19 (Call 03/01/19)	250	249,265
2.38%, 03/10/20 (Call 02/10/20)	200	197,592
JPMorgan Chase & Co. 2.20%, 10/22/19	675	668,878
2.25%, 01/23/20 (Call 12/23/19)(a)	1,305	1,289,301
4.95%, 03/25/20	665	680,242
6.30%, 04/23/19	535	543,576
KeyBank N.A./Cleveland OH 1.60%, 08/22/19	250	247,143
2.50%, 12/15/19	490	486,609
Manufacturers & Traders Trust Co., 2.10%, 02/06/20 (Call 01/06/20)	250	246,918

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Mar 2020 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
Morgan Stanley 2.38%, 07/23/19	$550	$547,360
2.65%, 01/27/20(a)	1,060	1,052,410
5.50%, 01/26/20	200	205,284
5.63%, 09/23/19	850	867,442
7.30%, 05/13/19(a)	800	817,608
MUFG Americas Holdings Corp., 2.25%, 02/10/20 (Call 11/08/18)	175	173,724
MUFG Union Bank N.A., 2.25%, 05/06/19 (Call 04/06/19)	250	249,170
National Australia Bank Ltd./New York, 2.25%, 01/10/20	250	247,243
PNC Bank N.A.
1.45%, 07/29/19 (Call 06/29/19)(b)	175	173,031
2.25%, 07/02/19 (Call 06/02/19)(b)	250	248,873
2.40%, 10/18/19 (Call 09/18/19)(b)	500	496,810
PNC Financial Services Group Inc. (The), 5.13%, 02/08/20(b)	510	521,745
Royal Bank of Canada 1.63%, 04/15/19	605	601,854
2.13%, 03/02/20	585	577,342
2.15%, 03/06/20	542	535,160
Royal Bank of Scotland Group PLC, 6.40%, 10/21/19	200	205,558
Santander UK PLC 2.35%, 09/10/19	337	334,796
2.38%, 03/16/20	483	476,909
Skandinaviska Enskilda Banken AB, 1.50%, 09/13/19(a)	315	310,738
Sumitomo Mitsui Banking Corp. 2.25%, 07/11/19(a)	350	348,061
2.45%, 01/16/20	500	495,050
2.51%, 01/17/20	500	495,440
SunTrust Bank/Atlanta GA, 2.25%, 01/31/20 (Call 12/31/19)	300	296,415
SunTrust Banks Inc., 2.50%, 05/01/19 (Call 04/01/19)	50	49,912
Svenska Handelsbanken AB 1.50%, 09/06/19	315	310,955
2.25%, 06/17/19	250	248,715
Toronto-Dominion Bank (The) 1.90%, 10/24/19(a)	350	346,178
2.13%, 07/02/19(a)	520	517,405
2.25%, 11/05/19	740	733,614
U.S. Bancorp., 2.20%, 04/25/19 (Call 03/25/19)(a)	281	280,295
U.S. Bank N.A./Cincinnati OH 2.00%, 01/24/20 (Call 12/24/19)	370	364,846
2.13%, 10/28/19 (Call 09/28/19)	770	765,488
UBS AG/Stamford CT 2.35%, 03/26/20	250	246,763
2.38%, 08/14/19	800	795,864
Wells Fargo & Co. 2.13%, 04/22/19(a)	742	739,321
Series N, 2.15%, 01/30/20	1,184	1,168,194
Wells Fargo Bank N.A. 1.75%, 05/24/19(a)	450	447,349
2.15%, 12/06/19	250	247,550
Westpac Banking Corp. 1.60%, 08/19/19(a)	300	296,616
2.15%, 03/06/20	645	635,731
4.88%, 11/19/19	890	905,895

		44,074,646

Beverages — 1.2%
Coca-Cola Co. (The), 1.38%, 05/30/19	275	272,745
Constellation Brands Inc., 2.00%, 11/07/19	335	330,605
Molson Coors Brewing Co., 2.25%, 03/15/20 (Call 02/15/20)	250	245,877

Security	Par (000)	Value

Beverages (continued)
PepsiCo Inc. 1.55%, 05/02/19(a)	$410	$407,679
4.50%, 01/15/20	220	223,782

		1,480,688

Biotechnology — 1.1%
Amgen Inc., 2.20%, 05/22/19 (Call 04/22/19)	690	687,254
Celgene Corp., 2.25%, 05/15/19(a)	220	218,994
Gilead Sciences Inc. 2.05%, 04/01/19(a)	130	129,553
2.35%, 02/01/20	400	396,236

		1,432,037

Chemicals — 1.8%
Dow Chemical Co. (The), 8.55%, 05/15/19	610	627,428
Eastman Chemical Co., 2.70%, 01/15/20 (Call 12/15/19)	445	441,680
EI du Pont de Nemours & Co., 4.63%, 01/15/20(a)	258	262,394
LyondellBasell Industries NV, 5.00%, 04/15/19 (Call 01/15/19)	350	351,319
Methanex Corp., 3.25%, 12/15/19	100	99,387
Nutrien Ltd., 4.88%, 03/30/20	130	132,304
PPG Industries Inc., 2.30%, 11/15/19 (Call 10/15/19)	100	99,063
Praxair Inc., 4.50%, 08/15/19	185	187,292

		2,200,867

Computers — 3.2%
Apple Inc. 1.10%, 08/02/19	145	143,186
1.55%, 02/07/20	440	432,348
1.90%, 02/07/20	140	138,159
2.10%, 05/06/19	1,273	1,268,977
Dell International LLC/EMC Corp., 3.48%, 06/01/19(c)	943	944,283
DXC Technology Co., 2.88%, 03/27/20	15	14,849
IBM Credit LLC, 1.63%, 09/06/19	350	346,287
International Business Machines Corp. 1.80%, 05/17/19	265	263,415
1.90%, 01/27/20	250	246,325
8.38%, 11/01/19	200	210,312

		4,008,141

Cosmetics & Personal Care — 0.1%
Procter & Gamble Co. (The), 1.90%, 11/01/19	170	168,300

Diversified Financial Services — 4.0%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.75%, 05/15/19	250	250,602
Air Lease Corp., 2.13%, 01/15/20	190	186,821
American Express Co., 8.13%, 05/20/19	200	205,666
American Express Credit Corp. 1.88%, 05/03/19 (Call 04/03/19)	50	49,743
2.20%, 03/03/20 (Call 02/01/20)	725	714,748
2.25%, 08/15/19	743	738,899
Ameriprise Financial Inc., 5.30%, 03/15/20	190	195,284
International Lease Finance Corp. 5.88%, 04/01/19	240	242,362
6.25%, 05/15/19	310	315,137
Jefferies Group LLC, 8.50%, 07/15/19	155	160,527
Mastercard Inc., 2.00%, 04/01/19(a)	125	124,568
Nasdaq Inc., 5.55%, 01/15/20	295	302,537
National Rural Utilities Cooperative Finance Corp., 2.00%, 01/27/20 (Call 12/27/19)	260	256,607
Nomura Holdings Inc., 6.70%, 03/04/20	300	312,762

24	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Mar 2020 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services (continued)
Synchrony Financial 2.70%, 02/03/20 (Call 01/03/20)	$480	$473,698
3.00%, 08/15/19 (Call 07/15/19)	225	224,041
TD Ameritrade Holding Corp., 5.60%, 12/01/19	320	327,974

		5,081,976

Electric — 3.1%
Berkshire Hathaway Energy Co., 2.40%, 02/01/20 (Call 01/01/20)	175	173,306
Consolidated Edison Inc., Series A, 2.00%, 03/15/20	215	211,420
Dominion Energy Inc. 2.50%, 12/01/19 (Call 11/01/19)	250	247,972
5.20%, 08/15/19	140	142,176
Series B, 1.60%, 08/15/19	280	276,741
DTE Energy Co., 2.40%, 12/01/19 (Call 11/01/19)(a)	125	123,803
Duke Energy Corp., 5.05%, 09/15/19(a)	345	350,154
Eversource Energy, 4.50%, 11/15/19(a)	100	101,283
Exelon Generation Co. LLC 2.95%, 01/15/20 (Call 12/15/19)(a)	295	293,044
5.20%, 10/01/19	120	122,123
Georgia Power Co. 2.00%, 03/30/20	50	49,107
4.25%, 12/01/19	75	75,818
Kansas City Power & Light Co., 7.15%, 04/01/19	100	101,672
NextEra Energy Capital Holdings Inc. 2.40%, 09/15/19 (Call 08/15/19)	75	74,507
2.70%, 09/15/19 (Call 08/15/19)	160	159,365
Portland General Electric Co., 6.10%, 04/15/19(a)	25	25,332
Public Service Co. of Colorado, 5.13%, 06/01/19	120	121,523
Sempra Energy 2.40%, 02/01/20	100	98,804
2.40%, 03/15/20 (Call 02/15/20)	355	350,243
Southern Co. (The) 1.85%, 07/01/19	350	347,007
2.15%, 09/01/19 (Call 08/01/19)	515	510,478

		3,955,878

Electrical Components & Equipment — 0.1%
Emerson Electric Co., 4.88%, 10/15/19	160	162,637

Electronics — 0.5%
Honeywell International Inc. 1.40%, 10/30/19(a)	352	346,558
1.80%, 10/30/19	250	247,070

		593,628

Environmental Control — 0.2%
Republic Services Inc., 5.00%, 03/01/20	235	240,083

Food — 1.5%
General Mills Inc., 2.20%, 10/21/19(a)	350	346,903
JM Smucker Co. (The), 2.50%, 03/15/20	225	222,446
Kellogg Co., 4.15%, 11/15/19	75	75,732
Kraft Heinz Foods Co., 5.38%, 02/10/20	290	297,470
Kroger Co. (The) 1.50%, 09/30/19	285	280,754
6.15%, 01/15/20	120	123,892
Sysco Corp., 1.90%, 04/01/19(a)	215	214,200
Tyson Foods Inc., 2.65%, 08/15/19 (Call 07/15/19)	385	383,706

		1,945,103

Gas — 0.2%
Dominion Energy Gas Holdings LLC, 2.50%, 12/15/19 (Call 11/15/19)	200	198,468

Security	Par (000)	Value

Health Care - Products — 1.7%
Becton Dickinson and Co. 2.13%, 06/06/19	$285	$283,184
2.68%, 12/15/19	300	297,891
Boston Scientific Corp., 6.00%, 01/15/20	215	221,590
Life Technologies Corp., 6.00%, 03/01/20	355	366,296
Medtronic Inc., 2.50%, 03/15/20	884	875,903
Stryker Corp., 4.38%, 01/15/20	50	50,719

		2,095,583

Health Care - Services — 0.9%
Anthem Inc., 2.25%, 08/15/19	345	342,813
Humana Inc., 2.63%, 10/01/19	125	124,359
Laboratory Corp. of America Holdings, 2.63%, 02/01/20	150	148,681
Quest Diagnostics Inc. 2.50%, 03/30/20 (Call 02/29/20)	130	128,406
2.70%, 04/01/19	190	189,795
UnitedHealth Group Inc., 2.30%, 12/15/19	150	148,687

		1,082,741

Holding Companies - Diversified — 0.3%
Ares Capital Corp., 3.88%, 01/15/20 (Call 12/15/19)	215	215,699
FS Investment Corp. 4.00%, 07/15/19	100	100,134
4.25%, 01/15/20 (Call 12/15/19)	110	110,331

		426,164

Home Builders — 0.0%
DR Horton Inc., 4.00%, 02/15/20	50	50,159

Insurance — 2.1%
Aflac Inc., 2.40%, 03/16/20	250	247,482
Allstate Corp. (The), 7.45%, 05/16/19	150	153,530
American International Group Inc., 2.30%, 07/16/19 (Call 06/16/19)(a)	545	542,335
Berkshire Hathaway Finance Corp., 1.30%, 08/15/19	85	83,972
Berkshire Hathaway Inc., 2.10%, 08/14/19	390	387,656
Chubb INA Holdings Inc., 5.90%, 06/15/19(a)	60	61,106
Hartford Financial Services Group Inc. (The), 5.50%, 03/30/20	285	293,137
Marsh & McLennan Companies Inc., 2.35%, 03/06/20 (Call 02/06/20)	225	221,843
Protective Life Corp., 7.38%, 10/15/19	125	129,809
Prudential Financial Inc., 7.38%, 06/15/19	310	318,234
Travelers Companies Inc. (The), 5.90%, 06/02/19	160	162,622
WR Berkley Corp., 7.38%, 09/15/19	10	10,351

		2,612,077

Internet — 1.3%
Alibaba Group Holding Ltd., 2.50%, 11/28/19 (Call 10/28/19)	650	646,067
Amazon.com Inc., 2.60%, 12/05/19 (Call 11/05/19)	378	376,643
Baidu Inc., 2.75%, 06/09/19(a)	200	199,204
eBay Inc., 2.20%, 08/01/19 (Call 07/01/19)(a)	380	377,663

		1,599,577

Machinery — 1.9%
Caterpillar Financial Services Corp. 1.35%, 05/18/19(a)	290	287,483
2.00%, 03/05/20	285	280,922
2.10%, 06/09/19	355	353,399
2.10%, 01/10/20	120	118,602
CNH Industrial Capital LLC, 3.38%, 07/15/19	250	249,817
John Deere Capital Corp. 1.25%, 10/09/19(a)	215	211,582
1.70%, 01/15/20(a)	65	63,930

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Mar 2020 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Machinery (continued)
2.05%, 03/10/20	$100	$98,480
2.20%, 03/13/20	50	49,370
2.25%, 04/17/19	250	249,302
2.30%, 09/16/19	315	313,233
Rockwell Automation Inc., 2.05%, 03/01/20 (Call 02/01/20)	130	127,928

		2,404,048

Manufacturing — 1.3%
3M Co., 1.63%, 06/15/19	320	317,661
General Electric Co. 2.20%, 01/09/20 (Call 12/09/19)	412	404,629
5.50%, 01/08/20	375	383,426
6.00%, 08/07/19	400	407,964
Illinois Tool Works Inc., 6.25%, 04/01/19	175	177,405

		1,691,085

Media — 2.4%
CBS Corp., 2.30%, 08/15/19 (Call 07/15/19)(a)	275	273,284
Comcast Corp. 5.15%, 03/01/20	370	379,272
5.70%, 07/01/19	275	279,829
Discovery Communications LLC, 2.20%, 09/20/19	315	312,121
Time Warner Cable LLC 5.00%, 02/01/20	615	625,043
8.25%, 04/01/19	235	239,747
Viacom Inc., 5.63%, 09/15/19	35	35,704
Walt Disney Co. (The) 1.85%, 05/30/19(a)	365	363,047
1.95%, 03/04/20(a)	265	261,272
Warner Media LLC, 2.10%, 06/01/19	230	228,774

		2,998,093

Mining — 0.1%
Newmont Mining Corp., 5.13%, 10/01/19	100	101,653

Office & Business Equipment — 0.1%
Xerox Corp., 5.63%, 12/15/19	125	127,508

Oil & Gas — 5.4%
BP Capital Markets PLC 1.68%, 05/03/19	475	471,993
2.24%, 05/10/19	305	304,109
2.32%, 02/13/20	340	336,420
2.52%, 01/15/20(a)	340	337,678
Cenovus Energy Inc., 5.70%, 10/15/19	121	123,713
Chevron Corp. 1.56%, 05/16/19	470	466,889
1.96%, 03/03/20 (Call 02/03/20)	580	571,631
2.19%, 11/15/19 (Call 10/15/19)	190	188,630
Encana Corp., 6.50%, 05/15/19	250	254,300
EOG Resources Inc., 5.63%, 06/01/19	270	273,947
EQT Corp., 8.13%, 06/01/19	300	308,214
Exxon Mobil Corp., 1.91%, 03/06/20 (Call 02/06/20)	615	606,568
Husky Energy Inc., 7.25%, 12/15/19	140	145,755
Pioneer Natural Resources Co., 7.50%, 01/15/20	140	146,608
Shell International Finance BV 1.38%, 05/10/19(a)	300	297,723
1.38%, 09/12/19(a)	310	305,964
4.30%, 09/22/19(a)	710	718,598
4.38%, 03/25/20	360	366,340
Total Capital International SA, 2.10%, 06/19/19(a)	285	283,552
Valero Energy Corp., 6.13%, 02/01/20	283	292,560

		6,801,192

Security	Par (000)	Value

Packaging & Containers — 0.1%
WestRock RKT Co., 3.50%, 03/01/20	$150	$149,813

Pharmaceuticals — 4.8%
Allergan Funding SCS 2.45%, 06/15/19	245	244,240
3.00%, 03/12/20 (Call 02/12/20)	940	936,513
AstraZeneca PLC, 1.95%, 09/18/19	290	287,010
Cardinal Health Inc., 1.95%, 06/14/19	325	322,692
CVS Health Corp. 2.25%, 08/12/19 (Call 07/12/19)	425	421,978
3.13%, 03/09/20	295	294,124
Express Scripts Holding Co., 2.25%, 06/15/19	465	462,945
Express Scripts Inc., 7.25%, 06/15/19	25	25,612
Johnson & Johnson, 1.88%, 12/05/19	215	212,850
Mead Johnson Nutrition Co., 4.90%, 11/01/19	85	86,393
Merck & Co. Inc., 1.85%, 02/10/20	275	270,952
Merck Sharp & Dohme Corp., 5.00%, 06/30/19(a)	372	377,085
Mylan NV, 2.50%, 06/07/19(a)	246	244,834
Novartis Capital Corp., 1.80%, 02/14/20	195	192,042
Pfizer Inc., 2.10%, 05/15/19	765	762,300
Shire Acquisitions Investments Ireland DAC, 1.90%, 09/23/19(a)	905	893,733

		6,035,303

Pipelines — 2.0%
Andeavor Logistics LP/Tesoro Logistics Finance Corp., 5.50%, 10/15/19 (Call 09/15/19)	100	101,861
Enable Midstream Partners LP, 2.40%, 05/15/19 (Call 04/15/19)	90	89,558
Enbridge Energy Partners LP, 5.20%, 03/15/20	45	45,962
Energy Transfer Operating LP, 9.00%, 04/15/19	125	128,187
Enterprise Products Operating LLC 2.55%, 10/15/19 (Call 09/15/19)	180	178,943
5.25%, 01/31/20	235	240,405
Kinder Morgan Energy Partners LP, 6.85%, 02/15/20	60	62,557
Kinder Morgan Inc./DE, 3.05%, 12/01/19 (Call 11/01/19)	540	538,078
Magellan Midstream Partners LP, 6.55%, 07/15/19	144	147,404
Phillips 66 Partners LP, 2.65%, 02/15/20 (Call 01/15/20)	85	84,243
Plains All American Pipeline LP/PAA Finance Corp. 2.60%, 12/15/19 (Call 11/15/19)	55	54,520
5.75%, 01/15/20	100	101,699
TransCanada PipeLines Ltd., 2.13%, 11/15/19	290	286,569
Williams Companies Inc. (The), 5.25%, 03/15/20	450	460,035

		2,520,021

Real Estate Investment Trusts — 1.3%
Alexandria Real Estate Equities Inc., 2.75%, 01/15/20 (Call 12/15/19)	100	99,092
Boston Properties LP, 5.88%, 10/15/19 (Call 07/15/19)	275	280,409
Digital Realty Trust LP, 5.88%, 02/01/20 (Call 11/03/19)	83	84,952
ERP Operating LP, 2.38%, 07/01/19 (Call 06/01/19)	225	223,861
Government Properties Income Trust, 3.75%, 08/15/19 (Call 07/15/19)	150	150,473
HCP Inc., 2.63%, 02/01/20 (Call 11/01/19)	260	257,202
Select Income REIT, 3.60%, 02/01/20 (Call 01/01/20)	100	99,379
Welltower Inc., 4.13%, 04/01/19 (Call 01/01/19)	300	300,441
Weyerhaeuser Co., 7.38%, 10/01/19	115	119,244

		1,615,053

Retail — 1.9%
AutoNation Inc., 5.50%, 02/01/20	135	137,996

26	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Mar 2020 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Retail (continued)
Costco Wholesale Corp. 1.70%, 12/15/19	$350	$345,572
1.75%, 02/15/20	250	245,968
Home Depot Inc. (The), 2.00%, 06/15/19 (Call 05/15/19)	350	348,358
McDonald’s Corp., 1.88%, 05/29/19	175	174,039
Target Corp., 2.30%, 06/26/19	291	289,894
Walgreens Boots Alliance Inc., 2.70%, 11/18/19
(Call 10/18/19)	290	288,385
Walmart Inc., 1.75%, 10/09/19	515	509,711

		2,339,923

Semiconductors — 0.8%
Broadcom Corp./Broadcom Cayman Finance Ltd., 2.38%, 01/15/20	770	761,414
Lam Research Corp., 2.75%, 03/15/20 (Call 02/15/20)	310	307,195

		1,068,609

Software — 2.7%
Adobe Inc., 4.75%, 02/01/20	310	316,063
CA Inc., 5.38%, 12/01/19(a)	310	315,667
Microsoft Corp. 1.10%, 08/08/19	440	434,390
1.85%, 02/06/20	150	148,059
1.85%, 02/12/20 (Call 01/12/20)(a)	775	764,654
4.20%, 06/01/19(a)	315	317,681
Oracle Corp. 2.25%, 10/08/19(a)	590	586,324
5.00%, 07/08/19	500	507,300

		3,390,138

Telecommunications — 3.3%
America Movil SAB de CV 5.00%, 10/16/19(a)	300	304,551
5.00%, 03/30/20	400	408,000
AT&T Inc., 5.20%, 03/15/20	550	563,233
Cisco Systems Inc. 1.40%, 09/20/19(a)	225	222,095
4.45%, 01/15/20	880	894,819
Deutsche Telekom International Finance BV, 6.00%, 07/08/19	325	331,354
Orange SA 1.63%, 11/03/19	390	383,814
5.38%, 07/08/19	325	330,083
Telefonica Emisiones SAU, 5.88%, 07/15/19	295	300,561
Verizon Communications Inc., 2.63%, 02/21/20	380	377,420

		4,115,930

Transportation — 1.1%
Burlington Northern Santa Fe LLC, 4.70%, 10/01/19	245	248,592
Canadian National Railway Co., 2.40%, 02/03/20	125	123,910

Security	Par/ Shares (000)	Value

Transportation (continued)
FedEx Corp., 2.30%, 02/01/20	$250	$247,020
Norfolk Southern Corp., 5.90%, 06/15/19	60	61 ,035
Ryder System Inc. 2.45%, 09/03/19 (Call 08/03/19)	145	144,207
2.55%, 06/01/19 (Call 05/01/19)	170	169,475
2.65%, 03/02/20 (Call 02/02/20)	160	158,545
United Parcel Service Inc., 5.13%, 04/01/19	200	201,764

		1,354,548

Trucking & Leasing — 0.1%
GATX Corp., 2.60%, 03/30/20 (Call 02/28/20)(a)	175	172,631

Total Corporate Bonds & Notes — 94.3% (Cost: $119,475,714)		118,580,867

Investment Companies

Exchange Traded Funds — 2.5%
iShares iBonds Mar 2020 Term Corporate ex-Financials ETF(b)	128	3,131,034

Total Investment Companies — 2.5% (Cost $3,047,085)		3,131,034

Short-Term Investments

Money Market Funds — 10.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.36%(b)(d)(e)	10,100	10,102,140
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.11%(b)(d)	2,815	2,815,485

		12,917,625

Total Short-Term Investments — 10.3% (Cost: $12,916,816)		12,917,625

Total Investments in Securities — 107.1% (Cost: $135,439,615)		134,629,526

Other Assets, Less Liabilities — (7.1)%		(8,958,479)

Net Assets — 100.0%		$125,671,047

(a)	All or a portion of this security is on loan.
(b)	Affiliate of the Fund.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Par/Shares Held at 10/31/17 (000)	Par/Shares Purchased (000)		Par/Shares Sold (000)	Par/Shares Held at 10/31/18 (000)	Value at 10/31/18	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	1,614	8,486	(b)	—	10,100	$10,102,140	$14,206	(c)	$(12)		$486
BlackRock Cash Funds: Treasury, SL Agency Shares	1,177	1,638	(b)	—	2,815	2,815,485	35,077		—		—
iShares iBonds Mar 2020 Term Corporate ex-Financials ETF	128	—		—	128	3,131,034	58,285		—		(36,594)

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Mar 2020 Term Corporate ETF

Affiliates (continued)

Affiliated Issuer	Par/Shares Held at 10/31/17 (000)	Par/Shares Purchased (000)	Par/Shares Sold (000)	Par/Shares Held at 10/31/18 (000)	Value at 10/31/18	Income	Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
PNC Bank N.A. 1.45%, 07/29/19	—	175	—	175	$173,031	$2,637	$—		$(300)
2.25%, 07/02/19	250	—	—	250	248,873	4,789	—		(1,591)
2.40%, 10/18/19	500	—	—	500	496,810	10,196	—		(5,386)
PNC Financial Services Group Inc. (The), 5.13%, 02/08/20	200	330	(20)	510	521,745	10,703	324		(7,788)

					$17,489,118	$135,893	$312		$(51,173)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Corporate Bonds & Notes	$—	$118,580,867	$—	$118,580,867
Investment Companies	3,131,034	—	—	3,131,034
Money Market Funds	12,917,625	—	—	12,917,625

	$16,048,659	$118,580,867	$—	$134,629,526

See notes to financial statements.

28	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2018	iShares® iBonds® Mar 2023 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Advertising — 0.6%
Omnicom Group Inc./Omnicom Capital Inc., 3.63%, 05/01/22	$240	$237,026
WPP Finance 2010, 3.63%, 09/07/22	100	97,389

		334,415

Aerospace & Defense — 1.5%
General Dynamics Corp., 2.25%, 11/15/22 (Call 08/15/22)	100	95,530
Lockheed Martin Corp., 3.10%, 01/15/23 (Call 11/15/22)(a)	75	73,411
Northrop Grumman Corp., 2.55%, 10/15/22 (Call 09/15/22)	225	216,234
Raytheon Co., 2.50%, 12/15/22 (Call 09/15/22)	150	144,582
United Technologies Corp., 3.10%, 06/01/22	360	353,153

		882,910

Agriculture — 1.8%
Altria Group Inc., 2.85%, 08/09/22	280	272,029
BAT Capital Corp., 2.76%, 08/15/22 (Call 07/15/22)(b)	475	454,665
Philip Morris International Inc. 2.50%, 08/22/22	275	264,063
2.63%, 03/06/23	100	95,639

		1,086,396

Auto Manufacturers — 2.0%
Ford Motor Credit Co. LLC 2.98%, 08/03/22 (Call 07/03/22)	200	187,332
4.25%, 09/20/22	200	196,480
General Motors Financial Co. Inc. 3.15%, 06/30/22 (Call 05/30/22)(a)	75	71,962
3.25%, 01/05/23 (Call 12/05/22)	50	47,779
3.45%, 04/10/22 (Call 02/10/22)	385	374,205
Toyota Motor Credit Corp. 2.63%, 01/10/23	100	96,422
2.80%, 07/13/22	250	244,517

		1,218,697

Banks — 20.4%
Banco Santander SA, 3.13%, 02/23/23	200	188,570
Bank of America Corp., 3.30%, 01/11/23	900	880,074
Bank of Montreal, 2.55%, 11/06/22 (Call 10/06/22)	375	360,334
Bank of Nova Scotia (The), 2.45%, 09/19/22(a)	250	239,930
Barclays PLC, 3.68%, 01/10/23 (Call 01/10/22)	200	193,582
BB&T Corp., 2.75%, 04/01/22 (Call 03/01/22)(a)	215	209,494
BNP Paribas SA, 3.25%, 03/03/23	185	180,976
Canadian Imperial Bank of Commerce, 2.55%, 06/16/22	215	207,004
Capital One Financial Corp., 3.20%, 01/30/23 (Call 12/30/22)	50	48,334
Capital One N.A., 2.65%, 08/08/22 (Call 07/08/22)	250	239,515
Citigroup Inc. 2.75%, 04/25/22 (Call 03/25/22)	200	193,074
3.38%, 03/01/23	150	147,005
4.05%, 07/30/22	275	275,863
Cooperatieve Rabobank UA, 3.95%, 11/09/22	400	396,248
Credit Suisse Group Funding Guernsey Ltd., 3.80%, 09/15/22	250	247,442
Deutsche Bank AG/New York NY, 3.95%, 02/27/23	250	240,467
Fifth Third Bancorp., 2.60%, 06/15/22 (Call 05/15/22)(a)	25	24,038
Goldman Sachs Group Inc. (The) 3.00%, 04/26/22 (Call 04/26/21)	200	194,704
3.63%, 01/22/23	600	593,520
JPMorgan Chase & Co. 3.20%, 01/25/23	425	415,943
3.25%, 09/23/22	535	527,724
KeyBank N.A./Cleveland OH, 2.30%, 09/14/22	250	238,023
Mitsubishi UFJ Financial Group Inc., 2.67%, 07/25/22	350	337,414
Mizuho Financial Group Inc., 2.60%, 09/11/22	200	190,960

Security	Par (000)	Value

Banks (continued)
Morgan Stanley 2.75%, 05/19/22	$325	$314,171
3.75%, 02/25/23	700	694,736
4.88%, 11/01/22	360	371,099
MUFG Americas Holdings Corp., 3.50%, 06/18/22	100	99,214
National Australia Bank Ltd./New York, 3.00%, 01/20/23	250	242,425
PNC Bank N.A., 2.70%, 11/01/22 (Call 10/01/22)(a)(c)	250	240,085
PNC Financial Services Group Inc. (The), 2.85%, 11/09/22(c)(d)	175	169,285
Royal Bank of Scotland Group PLC, 6.13%, 12/15/22	250	258,690
Santander UK Group Holdings PLC, 3.57%, 01/10/23 (Call 01/10/22)	200	193,136
Sumitomo Mitsui Financial Group Inc. 2.78%, 07/12/22	250	241,590
2.78%, 10/18/22	250	240,670
3.10%, 01/17/23	250	243,232
SunTrust Bank/Atlanta GA, 2.45%, 08/01/22 (Call 07/01/22)	100	95,627
Synchrony Bank, 3.00%, 06/15/22 (Call 05/15/22)	250	239,173
U.S. Bancorp., 2.95%, 07/15/22 (Call 06/15/22)(a)	250	243,612
Wells Fargo & Co. 2.63%, 07/22/22(a)	650	623,623
3.07%, 01/24/23 (Call 01/24/22)	385	373,061
Series M, 3.45%, 02/13/23	300	293,046
Westpac Banking Corp., 2.50%, 06/28/22	275	263,750

		12,210,463

Beverages — 3.3%
Anheuser-Busch InBev Finance Inc. 2.63%, 01/17/23	200	189,324
3.30%, 02/01/23 (Call 12/01/22)	800	779,384
Anheuser-Busch InBev Worldwide Inc., 2.50%, 07/15/22	405	386,512
Diageo Investment Corp., 2.88%, 05/11/22	200	195,888
Molson Coors Brewing Co., 3.50%, 05/01/22	100	98,924
PepsiCo Inc. 2.75%, 03/01/23	175	169,937
3.10%, 07/17/22 (Call 05/17/22)	175	173,525

		1,993,494

Biotechnology — 2.0%
Amgen Inc., 3.63%, 05/15/22 (Call 02/15/22)	330	329,396
Biogen Inc., 3.63%, 09/15/22	200	199,556
Celgene Corp. 3.25%, 08/15/22	250	244,468
3.55%, 08/15/22	300	296,718
Gilead Sciences Inc., 3.25%, 09/01/22 (Call 07/01/22)	125	123,675

		1,193,813

Building Materials — 0.2%
Owens Corning, 4.20%, 12/15/22 (Call 09/15/22)	95	94,699

Chemicals — 1.8%
Celanese U.S. Holdings LLC, 4.63%, 11/15/22	100	101,643
Dow Chemical Co. (The), 3.00%, 11/15/22 (Call 08/15/22)	205	199,018
Eastman Chemical Co., 3.60%, 08/15/22 (Call 05/15/22)	120	119,168
EI du Pont de Nemours & Co., 2.80%, 02/15/23	150	145,291
NewMarket Corp., 4.10%, 12/15/22	75	75,095
Nutrien Ltd., 3.15%, 10/01/22 (Call 07/01/22)	100	96,844
Praxair Inc., 2.20%, 08/15/22 (Call 05/15/22)	150	143,466
Sherwin-Williams Co. (The), 2.75%, 06/01/22 (Call 05/01/22)	200	192,384

		1,072,909

Commercial Services — 0.8%
Block Financial LLC, 5.50%, 11/01/22 (Call 05/01/22)	75	77,594
Ecolab Inc., 2.38%, 08/10/22 (Call 07/10/22)	165	157,979

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Mar 2023 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Commercial Services (continued)
Equifax Inc., 3.30%, 12/15/22 (Call 09/15/22)	$75	$72,834
Moody’s Corp., 2.63%, 01/15/23 (Call 12/15/22)	150	143,312
Verisk Analytics Inc., 4.13%, 09/12/22	55	55,461

		507,180

Computers — 2.2%
Apple Inc. 2.70%, 05/13/22	350	342,587
2.85%, 02/23/23 (Call 12/23/22)	335	326,417
Hewlett Packard Enterprise Co., 4.40%, 10/15/22 (Call 08/15/22)	180	183,638
HP Inc., 4.05%, 09/15/22	75	75,614
International Business Machines Corp., 1.88%, 08/01/22	450	422,460

		1,350,716

Cosmetics & Personal Care — 0.3%
Colgate-Palmolive Co., 1.95%, 02/01/23	175	165,256

Diversified Financial Services — 4.5%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.50%, 05/26/22 (Call 04/26/22)	150	146,568
Air Lease Corp., 2.75%, 01/15/23 (Call 12/15/22)(a)	150	141,896
American Express Co., 2.65%, 12/02/22	560	536,665
Capital One Bank USA N.A., 3.38%, 02/15/23	250	242,030
CME Group Inc., 3.00%, 09/15/22	185	182,149
Discover Financial Services, 3.85%, 11/21/22	250	245,935
International Lease Finance Corp., 5.88%, 08/15/22	150	157,903
Invesco Finance PLC, 3.13%, 11/30/22	100	97,478
Jefferies Group LLC, 5.13%, 01/20/23	135	138,947
National Rural Utilities Cooperative Finance Corp., 2.70%, 02/15/23 (Call 12/15/22)	150	144,618
ORIX Corp., 2.90%, 07/18/22	125	120,629
TD Ameritrade Holding Corp., 2.95%, 04/01/22 (Call 02/01/22)	210	205,357
Visa Inc., 2.80%, 12/14/22 (Call 10/14/22)	360	350,708

		2,710,883

Electric — 4.1%
Ameren Illinois Co., 2.70%, 09/01/22 (Call 06/01/22)	85	82,520
American Electric Power Co. Inc., Series F, 2.95%, 12/15/22 (Call 09/15/22)	135	131,390
Consumers Energy Co., 2.85%, 05/15/22 (Call 02/15/22)	105	102,958
Dominion Energy Inc., Series B, 2.75%, 09/15/22 (Call 06/15/22)	100	96,286
DTE Energy Co., Series B, 3.30%, 06/15/22 (Call 04/15/22)	100	98,418
Duke Energy Corp., 3.05%, 08/15/22 (Call 05/15/22)	225	219,852
Duke Energy Progress LLC, 2.80%, 05/15/22 (Call 02/15/22)	175	171,050
Entergy Corp., 4.00%, 07/15/22 (Call 05/15/22)	150	150,927
Exelon Generation Co. LLC, 4.25%, 06/15/22 (Call 03/15/22)	300	303,729
FirstEnergy Corp., Series B, 4.25%, 03/15/23 (Call 12/15/22)	110	111,070
Georgia Power Co., 2.85%, 05/15/22	100	97,014
Kansas City Power & Light Co., 3.15%, 03/15/23 (Call 12/15/22)	100	96,843
Oncor Electric Delivery Co. LLC 4.10%, 06/01/22 (Call 03/01/22)	105	106,888
7.00%, 09/01/22	100	112,486
Pacific Gas & Electric Co., 2.45%, 08/15/22 (Call 05/15/22)	125	118,247
PPL Capital Funding Inc., 3.50%, 12/01/22 (Call 09/01/22)	150	147,894
Puget Energy Inc., 5.63%, 07/15/22 (Call 04/15/22)	110	115,783
TransAlta Corp., 4.50%, 11/15/22 (Call 08/15/22)	75	73,048
Virginia Electric & Power Co., Series C, 2.75%, 03/15/23 (Call 12/15/22)	130	125,710

		2,462,113

Security	Par (000)	Value

Electronics — 0.4%
Agilent Technologies Inc., 3.20%, 10/01/22 (Call 07/01/22)	$100	$97,729
Arrow Electronics Inc., 3.50%, 04/01/22 (Call 02/01/22)	75	73,439
Jabil Inc., 4.70%, 09/15/22	50	50,186

		221,354

Environmental Control — 0.3%
Republic Services Inc., 3.55%, 06/01/22 (Call 03/01/22)	120	119,472
Waste Management Inc., 2.90%, 09/15/22 (Call 06/15/22)	75	73,156

		192,628

Food — 1.6%
Conagra Brands Inc., 3.20%, 01/25/23 (Call 10/25/22)	139	134,350
Flowers Foods Inc., 4.38%, 04/01/22 (Call 01/01/22)	100	101,252
Kraft Heinz Foods Co. 3.50%, 06/06/22	325	321,532
3.50%, 07/15/22 (Call 05/15/22)	100	98,797
Kroger Co. (The), 2.80%, 08/01/22 (Call 07/01/22)	150	144,677
Tyson Foods Inc., 4.50%, 06/15/22 (Call 03/15/22)	175	178,875

		979,483

Hand & Machine Tools — 0.2%
Stanley Black & Decker Inc., 2.90%, 11/01/22	100	97,523

Health Care - Products — 1.2%
Becton Dickinson and Co., 2.89%, 06/06/22 (Call 05/06/22)	275	265,837
Covidien International Finance SA, 3.20%, 06/15/22 (Call 03/15/22)	75	74,120
Thermo Fisher Scientific Inc., 3.15%, 01/15/23 (Call 10/15/22)	145	141,309
Zimmer Biomet Holdings Inc., 3.15%, 04/01/22 (Call 02/01/22)	225	219,692

		700,958
Health Care - Services — 2.1%
Aetna Inc., 2.75%, 11/15/22 (Call 08/15/22)	150	143,863
Anthem Inc., 3.30%, 01/15/23	425	415,548
Humana Inc., 3.15%, 12/01/22 (Call 09/01/22)	160	155,696
Laboratory Corp. of America Holdings, 3.75%, 08/23/22 (Call 05/23/22)	100	99,848
UnitedHealth Group Inc. 2.75%, 02/15/23 (Call 11/15/22)	150	144,984
2.88%, 03/15/23	300	291,330

		1,251,269

Home Builders — 0.2%
NVR Inc., 3.95%, 09/15/22 (Call 06/15/22)	150	149,105

Household Products & Wares — 0.4%
Church & Dwight Co. Inc., 2.88%, 10/01/22	100	97,075
Clorox Co. (The), 3.05%, 09/15/22 (Call 06/15/22)	125	123,369

		220,444

Insurance — 2.8%
American International Group Inc., 4.88%, 06/01/22	300	308,622
Berkshire Hathaway Finance Corp., 3.00%, 05/15/22	150	148,300
Berkshire Hathaway Inc. 2.75%, 03/15/23 (Call 01/15/23)	275	266,907
3.00%, 02/11/23(a)	125	123,021
Chubb INA Holdings Inc. 2.70%, 03/13/23	175	168,709
2.88%, 11/03/22 (Call 09/03/22)	125	121,987
Fidelity National Financial Inc., 5.50%, 09/01/22	50	52,577
Hartford Financial Services Group Inc. (The), 5.13%, 04/15/22	225	234,871
MetLife Inc., Series N, 3.05%, 12/15/22	190	185,421
Primerica Inc., 4.75%, 07/15/22	75	77,035

		1,687,450

30	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Mar 2023 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Internet — 1.3%
Amazon.com Inc., 2.50%, 11/29/22 (Call 08/29/22)	$345	$332,438
Baidu Inc., 3.50%, 11/28/22	200	195,730
eBay Inc., 2.60%, 07/15/22 (Call 04/15/22)	265	254,334

		782,502

Iron & Steel — 0.2%
Nucor Corp., 4.13%, 09/15/22 (Call 06/15/22)	110	111,943

Machinery — 1.6%
ABB Finance USA Inc., 2.88%, 05/08/22	150	146,676
Caterpillar Inc., 2.60%, 06/26/22 (Call 03/26/22)	300	291,171
Deere & Co., 2.60%, 06/08/22 (Call 03/08/22)	225	218,792
Flowserve Corp., 3.50%, 09/15/22 (Call 06/15/22)	100	97,542
John Deere Capital Corp., 2.80%, 03/06/23	200	194,060

		948,241

Manufacturing — 1.8%
3M Co., 2.00%, 06/26/22	200	190,860
Eaton Corp., 2.75%, 11/02/22	225	217,343
General Electric Co. 2.70%, 10/09/22	275	259,895
3.10%, 01/09/23	200	191,670
3.15%, 09/07/22	200	193,064

		1,052,832

Media — 3.3%
21st Century Fox America Inc., 3.00%, 09/15/22	175	170,692
CBS Corp., 2.50%, 02/15/23 (Call 01/15/23)	25	23,508
Charter Communications Operating LLC/Charter
Communications Operating Capital, 4.46%, 07/23/22 (Call 05/23/22)	450	455,526
Comcast Cable Communications Holdings Inc., 9.46%, 11/15/22	185	224,196
Comcast Corp., 3.13%, 07/15/22	250	246,172
Discovery Communications LLC, 3.30%, 05/15/22	175	170,716
NBCUniversal Media LLC, 2.88%, 01/15/23	225	218,119
RELX Capital Inc., 3.13%, 10/15/22 (Call 07/15/22)	100	97,293
Time Warner Entertainment Co. LP, 8.38%, 03/15/23	150	172,971
Walt Disney Co. (The), 2.35%, 12/01/22	110	105,296
Warner Media LLC, 3.40%, 06/15/22	120	118,349

		2,002,838

Metal Fabricate & Hardware — 0.2%
Precision Castparts Corp., 2.50%, 01/15/23 (Call 10/15/22)	150	144,069

Mining — 0.3%
Goldcorp Inc., 3.70%, 03/15/23 (Call 12/15/22)	145	141,971
Southern Copper Corp., 3.50%, 11/08/22	50	49,130

		191,101

Office & Business Equipment — 0.2%
Xerox Corp., 3.63%, 03/15/23 (Call 02/15/23)	100	91,555

Oil & Gas — 4.8%
Apache Corp., 3.25%, 04/15/22 (Call 01/15/22)	177	173,279
BP Capital Markets PLC 2.50%, 11/06/22	350	335,657
3.25%, 05/06/22	55	54,436
Canadian Natural Resources Ltd., 2.95%, 01/15/23 (Call 12/15/22)	175	168,327
Chevron Corp., 2.36%, 12/05/22 (Call 09/05/22)	250	240,012
Devon Energy Corp., 3.25%, 05/15/22 (Call 02/15/22)	150	145,850
EOG Resources Inc., 2.63%, 03/15/23 (Call 12/15/22)	200	191,538
EQT Corp., 3.00%, 10/01/22 (Call 09/01/22)	100	95,889
Exxon Mobil Corp., 2.73%, 03/01/23 (Call 01/01/23)	175	170,061

Security	Par (000)	Value

Oil & Gas (continued)
Husky Energy Inc., 3.95%, 04/15/22 (Call 01/15/22)	$100	$100,215
Marathon Oil Corp., 2.80%, 11/01/22 (Call 08/01/22)	170	162,171
Occidental Petroleum Corp. 2.60%, 04/15/22 (Call 03/15/22)	75	72,686
2.70%, 02/15/23 (Call 11/15/22)	150	144,104
Phillips 66, 4.30%, 04/01/22	305	311,030
Pioneer Natural Resources Co., 3.95%, 07/15/22 (Call 04/15/22)	130	130,182
Shell International Finance BV, 2.38%, 08/21/22	250	241,300
Total Capital International SA, 2.70%, 01/25/23	150	144,873

		2,881,610

Oil & Gas Services — 0.4%
National Oilwell Varco Inc., 2.60%, 12/01/22 (Call 09/01/22)	225	213,147
TechnipFMC PLC, 3.45%, 10/01/22 (Call 07/01/22)	50	48,474

		261,621

Packaging & Containers — 0.2%
Packaging Corp. of America, 3.90%, 06/15/22 (Call 03/15/22)	75	75,408
WestRock RKT Co., 4.00%, 03/01/23 (Call 12/01/22)	75	75,092

		150,500

Pharmaceuticals — 6.3%
AbbVie Inc. 2.90%, 11/06/22	425	411,234
3.20%, 11/06/22 (Call 09/06/22)	150	146,594
Allergan Finance LLC, 3.25%, 10/01/22 (Call 07/01/22)(a)	325	315,708
AstraZeneca PLC, 2.38%, 06/12/22 (Call 05/12/22)	25	23,852
Bristol-Myers Squibb Co., 2.00%, 08/01/22	155	147,648
Cardinal Health Inc. 2.62%, 06/15/22 (Call 05/15/22)(a)	175	167,270
3.20%, 03/15/23(a)	75	72,581
CVS Health Corp. 2.75%, 12/01/22 (Call 09/01/22)	385	367,956
3.50%, 07/20/22 (Call 05/20/22)	300	296,730
3.70%, 03/09/23 (Call 02/09/23)	550	542,987
GlaxoSmithKline Capital Inc., 2.80%, 03/18/23	185	178,995
GlaxoSmithKline Capital PLC, 2.85%, 05/08/22	275	268,620
McKesson Corp., 2.85%, 03/15/23 (Call 12/15/22)	150	143,268
Merck & Co. Inc., 2.40%, 09/15/22 (Call 06/15/22)	175	168,660
Novartis Capital Corp., 2.40%, 09/21/22	325	312,968
Zoetis Inc., 3.25%, 02/01/23 (Call 11/01/22)	225	220,714

		3,785,785

Pipelines — 2.7%
Energy Transfer Operating LP, 3.60%, 02/01/23 (Call 11/01/22)	100	97,380
Energy Transfer Partners LP/Regency Energy Finance Corp., 5.00%, 10/01/22 (Call 07/01/22)	100	102,983
Enterprise Products Operating LLC, 3.35%, 03/15/23 (Call 12/15/22)	185	181,002
Kinder Morgan Energy Partners LP 3.45%, 02/15/23 (Call 11/15/22)	150	146,316
3.95%, 09/01/22 (Call 06/01/22)	225	225,486
MPLX LP, 5.50%, 02/15/23 (Call 12/03/18)	160	162,374
ONEOK Partners LP, 3.38%, 10/01/22 (Call 07/01/22)	135	132,160
Plains All American Pipeline LP/PAA Finance Corp., 2.85%, 01/31/23 (Call 10/31/22)	130	122,539
Sunoco Logistics Partners Operations LP, 3.45%, 01/15/23 (Call 10/15/22)	50	48,472
TransCanada PipeLines Ltd., 2.50%, 08/01/22	150	143,364
Western Gas Partners LP, 4.00%, 07/01/22 (Call 04/01/22)	100	99,108
Williams Companies Inc. (The), 3.35%, 08/15/22 (Call 05/15/22)	160	155,776

		1,616,960

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Mar 2023 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Real Estate Investment Trusts — 4.5%
American Tower Corp., 3.50%, 01/31/23	$145	$142,177
Boston Properties LP, 3.85%, 02/01/23 (Call 11/01/22)	200	199,912
Brixmor Operating Partnership LP, 3.88%, 08/15/22 (Call 06/15/22)	165	164,043
Crown Castle International Corp., 5.25%, 01/15/23	350	365,358
Digital Realty Trust LP 2.75%, 02/01/23 (Call 01/01/23)	100	95,213
3.63%, 10/01/22 (Call 07/03/22)	100	98,943
Duke Realty LP, 3.88%, 10/15/22 (Call 07/15/22)	100	100,304
HCP Inc. 3.15%, 08/01/22 (Call 05/01/22)	100	96,985
4.00%, 12/01/22 (Call 10/01/22)	150	149,275
Hospitality Properties Trust, 5.00%, 08/15/22 (Call 02/15/22)	100	102,154
Host Hotels & Resorts LP, Series C, 4.75%, 03/01/23 (Call 12/01/22)	75	76,347
Kilroy Realty LP, 3.80%, 01/15/23 (Call 10/15/22)	75	74,011
Kimco Realty Corp., 3.40%, 11/01/22 (Call 09/01/22)	100	98,226
Liberty Property LP, 4.13%, 06/15/22 (Call 03/15/22)	175	176,836
Regency Centers Corp., 3.75%, 11/15/22 (Call 08/15/22)	100	98,992
Simon Property Group LP, 2.75%, 02/01/23 (Call 11/01/22)	195	187,951
SITE Centers Corp., 4.63%, 07/15/22 (Call 04/15/22)	100	101,742
Ventas Realty LP/Ventas Capital Corp., 3.25%, 08/15/22 (Call 05/15/22)	245	239,985
Weingarten Realty Investors, 3.38%, 10/15/22 (Call 07/15/22)	50	48,947
Welltower Inc., 3.75%, 03/15/23 (Call 12/15/22)	100	98,910

		2,716,311

Retail — 2.3%
AutoZone Inc., 3.70%, 04/15/22 (Call 01/15/22)	175	175,213
Home Depot Inc. (The), 2.63%, 06/01/22 (Call 05/01/22)	220	214,683
Kohl’s Corp., 3.25%, 02/01/23 (Call 11/01/22)	100	96,164
Lowe’s Companies Inc., 3.12%, 04/15/22 (Call 01/15/22)	150	148,602
Macy’s Retail Holdings Inc., 2.88%, 02/15/23 (Call 11/15/22)(a)	125	117,025
QVC Inc., 4.38%, 03/15/23	195	191,504
Tapestry Inc., 3.00%, 07/15/22 (Call 06/15/22)	25	24,000
Walgreen Co., 3.10%, 09/15/22	220	214,130
Walmart Inc., 2.35%, 12/15/22 (Call 11/15/22)	200	192,138

		1,373,459

Savings & Loans — 0.2%
People’s United Financial Inc., 3.65%, 12/06/22 (Call 09/06/22)	100	98,787

Semiconductors — 1.8%
Broadcom Corp./Broadcom Cayman Finance Ltd., 2.65%, 01/15/23 (Call 12/15/22)	150	140,659
Intel Corp., 2.70%, 12/15/22	375	364,481
Maxim Integrated Products Inc., 3.38%, 03/15/23 (Call 12/15/22)	75	72,938
QUALCOMM Inc., 3.00%, 05/20/22	455	446,787
Texas Instruments Inc., 1.85%, 05/15/22 (Call 04/15/22)	50	47,438

		1,072,303

Software — 2.1%
Fiserv Inc., 3.50%, 10/01/22 (Call 07/01/22)	100	99,077
Microsoft Corp. 2.13%, 11/15/22	100	95,726
2.65%, 11/03/22 (Call 09/03/22)	100	97,499
Oracle Corp. 2.50%, 05/15/22 (Call 03/15/22)	430	416,231
2.50%, 10/15/22	370	356,018
VMware Inc., 2.95%, 08/21/22 (Call 07/21/22)	225	215,660

		1,280,211

Security	Par/ Shares (000)	Value

Telecommunications — 3.1%
America Movil SAB de CV, 3.13%, 07/16/22	$200	$195,374
AT&T Inc. 2.63%, 12/01/22 (Call 09/01/22)	175	166,614
3.00%, 06/30/22 (Call 04/30/22)	260	252,317
3.60%, 02/17/23 (Call 12/17/22)	275	271,103
Cisco Systems Inc., 2.60%, 02/28/23	100	96,720
Motorola Solutions Inc. 3.50%, 03/01/23	70	67,757
3.75%, 05/15/22	125	123,673
Rogers Communications Inc., 3.00%, 03/15/23 (Call 12/15/22)	125	121,306
Verizon Communications Inc., 2.45%, 11/01/22 (Call 08/01/22)	215	205,345
Vodafone Group PLC 2.50%, 09/26/22	110	104,720
2.95%, 02/19/23	260	248,950

		1,853,879

Textiles — 0.2%
Mohawk Industries Inc., 3.85%, 02/01/23 (Call 11/01/22)	100	99,247

Transportation — 1.7%
Burlington Northern Santa Fe LLC 3.00%, 03/15/23 (Call 12/15/22)	70	68,485
3.05%, 09/01/22 (Call 06/01/22)	125	123,433
FedEx Corp., 2.63%, 08/01/22	125	120,605
Norfolk Southern Corp. 2.90%, 02/15/23 (Call 11/15/22)	125	121,149
3.00%, 04/01/22 (Call 01/01/22)	125	122,636
Ryder System Inc., 3.40%, 03/01/23 (Call 02/01/23)	50	49,164
Union Pacific Corp. 2.95%, 01/15/23 (Call 10/15/22)	95	92,494
4.16%, 07/15/22 (Call 04/15/22)	100	102,119
United Parcel Service Inc., 2.45%, 10/01/22	235	226,291

		1,026,376

Total Corporate Bonds & Notes — 93.9% (Cost: $58,105,182)		56,326,288

Investment Companies

Exchange Traded Funds — 5.0%
iShares iBonds Mar 2023 Term Corporate ex-Financials ETF(c)	129	3,028,275

Total Investment Companies — 5.0% (Cost $2,974,253)		3,028,275

Short-Term Investments

Money Market Funds — 3.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.36%(c)(e)(f)	1,890	1,890,683

32	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Mar 2023 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Shares (000)	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.11%(c)(e)	332	$332,079

		2,222,762

Total Short-Term Investments — 3.7% (Cost: $2,222,559)		2,222,762

Total Investments in Securities — 102.6% (Cost: $63,301,994)		61,577,325

Other Assets, Less Liabilities — (2.6)%		(1,581,884)

Net Assets — 100.0%		$59,995,441

(a)	All or a portion of this security is on loan.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Affiliate of the Fund.
(d)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Par/Shares Held at 10/31/17 (000)	Par/Shares Purchased (000)	Par/Shares Sold (000)		Par/Shares Held at 10/31/18 (000)	Value at 10/31/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SLAgencyShares	4,433	—	(2,543	)(b)	1,890	$1,890,683	$13,388	(c)	$(24)	$(266)
BlackRock Cash Funds: Treasury, SLAgencyShares	753	—	(421	)(b)	332	332,079	4,761		—	—
iShares iBonds Mar 2023 Term Corporate ex-Financials ETF	129	—	—		129	3,028,275	84,462		—	(138,675)
PNC Bank N.A., 2.70%, 11/01/22	250	—	—		250	240,085	7,035		—	(11,485)
PNC Financial Services Group Inc. (The), 2.85%, 11/09/22	375	—	(200)		175	169,285	9,295		(6,223)	(9,901)

						$5,660,407	$118,941		$(6,247)	$(160,327)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Corporate Bonds & Notes	$—	$56,326,288	$—	$56,326,288
Investment Companies	3,028,275	—	—	3,028,275
Money Market Funds	2,222,762	—	—	2,222,762

	$5,251,037	$56,326,288	$—	$61,577,325

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	33

Statements of Assets and Liabilities

October 31, 2018

	iShares iBonds Mar 2020 Term Corporate ex-Financials ETF	iShares iBonds Mar 2023 Term Corporate ex-Financials ETF	iShares iBonds Mar 2020 Term Corporate ETF	iShares iBonds Mar 2023 Term Corporate ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$85,421,940	$43,934,510	$117,140,408	$55,916,918
Affiliated(c)	8,168,090	2,711,272	17,489,118	5,660,407
Cash	—	—	199,145	—
Receivables:
Investments sold	—	521,892	—	—
Securities lending income — Affiliated	1,426	527	2,023	406
Dividends	2,477	775	4,513	586
Interest	661,035	368,087	946,748	500,610

Total assets	94,254,968	47,537,063	135,781,955	62,078,927

LIABILITIES
Collateral on securities loaned, at value	6,523,155	2,321,070	10,100,733	1,889,595
Payables:
Investments purchased	—	677,115	—	189,073
Investment advisory fees	7,354	3,755	10,175	4,818

Total liabilities	6,530,509	3,001,940	10,110,908	2,083,486

NET ASSETS	$87,724,459	$44,535,123	$125,671,047	$59,995,441

NET ASSETS CONSIST OF:
Paid-in capital	$89,505,145	$46,610,815	$126,470,675	$62,145,767
Accumulated loss	(1,780,686)	(2,075,692)	(799,628)	(2,150,326)

NET ASSETS	$87,724,459	$44,535,123	$125,671,047	$59,995,441

Shares outstanding	3,600,000	1,900,000	4,850,000	2,350,000

Net asset value	$24.37	$23.44	$25.91	$25.53

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$5,439,581	$2,250,570	$8,348,897	$1,831,344
(b) Investments, at cost — Unaffiliated	$86,333,889	$45,162,565	$118,024,374	$57,682,207
(c) Investments, at cost — Affiliated	$8,167,516	$2,710,943	$17,415,241	$5,619,787

See notes to financial statements.

34	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended October 31, 2018

	iShares iBonds Mar 2020 Term Corporate ex-Financials ETF	iShares iBonds Mar 2023 Term Corporate ex-Financials ETF	iShares iBonds Mar 2020 Term Corporate ETF	iShares iBonds Mar 2023 Term Corporate ETF

INVESTMENT INCOME
Dividends — Affiliated	$22,547	$5,512	$93,362	$89,223
Interest — Unaffiliated	1,788,347	1,285,605	2,369,220	2,248,550
Interest — Affiliated	—	—	28,325	16,330
Securities lending income — Affiliated — net	13,354	8,672	14,206	13,388

Total investment income	1,824,248	1,299,789	2,505,113	2,367,491

EXPENSES
Investment advisory fees	92,586	45,379	111,692	77,819
Proxy fees	9	5	10	9

Total expenses	92,595	45,384	111,702	77,828

Less:
Investment advisory fees waived	(1,205)	(299)	(4,948)	(3,359)

Total expenses after fees waived	91,390	45,085	106,754	74,469

Net investment income	1,732,858	1,254,704	2,398,359	2,293,022

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(27,452)	(63,750)	(26,919)	(22,709)
Investments — Affiliated	(176)	(222)	(12)	(6,822)
In-kind redemptions — Unaffiliated	(39,517)	14,735	116	(178,402)
In-kind redemptions — Affiliated	—	—	324	575

Net realized loss	(67,145)	(49,237)	(26,491)	(207,358)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(927,272)	(1,927,508)	(1,120,386)	(3,145,590)
Investments — Affiliated	342	20	(51,173)	(160,327)

Net change in unrealized appreciation (depreciation)	(926,930)	(1,927,488)	(1,171,559)	(3,305,917)

Net realized and unrealized loss	(994,075)	(1,976,725)	(1,198,050)	(3,513,275)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$738,783	$(722,021)	$1,200,309	$(1,220,253)

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	35

Statements of Changes in Net Assets

	iShares iBonds Mar 2020 Term Corporate ex-Financials ETF		iShares iBonds Mar 2023 Term Corporate ex-Financials ETF
	Year Ended 10/31/18	Year Ended 10/31/17	Year Ended 10/31/18	Year Ended 10/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,732,858	$1,611,314	$1,254,704	$1,242,899
Net realized gain (loss)	(67,145)	42,674	(49,237)	14,634
Net change in unrealized appreciation (depreciation)	(926,930)	(699,917)	(1,927,488)	(511,358)

Net increase (decrease) in net assets resulting from operations	738,783	954,071	(722,021)	746,175

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(1,723,970)	(1,589,948)	(1,252,194)	(1,225,588)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(6,092,784)	9,867,915	(1,206,767)	6,038,210

NET ASSETS(b)
Total increase (decrease) in net assets	(7,077,971)	9,232,038	(3,180,982)	5,558,797
Beginning of year	94,802,430	85,570,392	47,716,105	42,157,308

End of year	$87,724,459	$94,802,430	$44,535,123	$47,716,105

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

36	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares iBonds Mar 2020 Term Corporate ETF		iShares iBonds Mar 2023 Term Corporate ETF
	Year Ended 10/31/18	Year Ended 10/31/17	Year Ended 10/31/18	Year Ended 10/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$2,398,359	$1,898,730	$2,293,022	$2,468,420
Net realized gain (loss)	(26,491)	168,217	(207,358)	61,245
Net change in unrealized appreciation (depreciation)	(1,171,559)	(774,595)	(3,305,917)	(750,411)

Net increase (decrease) in net assets resulting from operations	1,200,309	1,292,352	(1,220,253)	1,779,254

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(2,331,279)	(1,876,492)	(2,332,562)	(2,429,003)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	33,754,391	(2,587,626)	(24,415,101)	6,572,209

NET ASSETS(b)
Total increase (decrease) in net assets	32,623,421	(3,171,766)	(27,967,916)	5,922,460
Beginning of year	93,047,626	96,219,392	87,963,357	82,040,897

End of year	$125,671,047	$93,047,626	$59,995,441	$87,963,357

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	37

Financial Highlights

(For a share outstanding throughout each period)

	iShares iBonds Mar 2020 Term Corporate ex-Financials ETF
	Year Ended 10/31/18	Year Ended 10/31/17	Year Ended 10/31/16 (a)	Year Ended 10/31/15 (a)	Year Ended 10/31/14 (a)

Net asset value, beginning of year	$24.62	$24.80	$24.56	$24.55	$24.12

Net investment income(b)	0.46	0.46	0.50	0.53	0.52
Net realized and unrealized gain (loss)(c)	(0.26)	(0.19)	0.25	0.02	0.42

Net increase from investment operations	0.20	0.27	0.75	0.55	0.94

Distributions(d)
From net investment income	(0.45)	(0.45)	(0.51)	(0.54)	(0.51)

Total distributions	(0.45)	(0.45)	(0.51)	(0.54)	(0.51)

Net asset value, end of year	$24.37	$24.62	$24.80	$24.56	$24.55

Total Return
Based on net asset value	0.84%	1.12%	3.09%	2.23%	3.96%

Ratios to Average Net Assets
Total expenses	0.10%	0.10%	0.10%	0.10%	0.10%

Total expenses after fees waived	0.10%	0.10%	0.10%	0.10%	0.10%

Net investment income	1.87%	1.86%	2.04%	2.17%	2.13%

Supplemental Data
Net assets, end of year (000)	$87,724	$94,802	$85,570	$58,951	$54,015

Portfolio turnover rate(e)	5%	11%	8%	35%	43%

(a)	Per share amounts reflect a four-for-one stock split effective after the close of trading on July 22, 2016.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

38	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares iBonds Mar 2023 Term Corporate ex-Financials ETF
	Year Ended 10/31/18	Year Ended 10/31/17	Year Ended 10/31/16 (a)	Year Ended 10/31/15 (a)	Year Ended 10/31/14 (a)

Net asset value, beginning of year	$24.47	$24.80	$24.01	$24.02	$23.33

Net investment income(b)	0.66	0.66	0.68	0.69	0.68
Net realized and unrealized gain (loss)(c)	(1.04)	(0.33)	0.79	(0.01)	0.68

Net increase (decrease) from investment operations	(0.38)	0.33	1.47	0.68	1.36

Distributions(d)
From net investment income	(0.65)	(0.66)	(0.68)	(0.69)	(0.67)

Total distributions	(0.65)	(0.66)	(0.68)	(0.69)	(0.67)

Net asset value, end of year	$23.44	$24.47	$24.80	$24.01	$24.02

Total Return
Based on net asset value	(1.54)%	1.37%	6.24%	2.86%	5.93%

Ratios to Average Net Assets
Total expenses	0.10%	0.10%	0.10%	0.10%	0.10%

Total expenses after fees waived	0.10%	0.10%	0.10%	0.10%	0.10%

Net investment income	2.76%	2.72%	2.77%	2.86%	2.86%

Supplemental Data
Net assets, end of year (000)	$44,535	$47,716	$42,157	$38,411	$52,843

Portfolio turnover rate(e)	5%	10%	12%	17%	8%

(a)	Per share amounts reflect a four-for-one stock split effective after the close of trading on July 22, 2016.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	39

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares iBonds Mar 2020 Term Corporate ETF
	Year Ended 10/31/18	Year Ended 10/31/17	Year Ended 10/31/16 (a)	Year Ended 10/31/15 (a)	Year Ended 10/31/14 (a)

Net asset value, beginning of year	$26.21	$26.36	$26.06	$26.08	$25.65

Net investment income(b)	0.56	0.55	0.58	0.61	0.70
Net realized and unrealized gain (loss)(c)	(0.31)	(0.15)	0.30	(0.01)	0.41

Net increase from investment operations	0.25	0.40	0.88	0.60	1.11

Distributions(d)
From net investment income	(0.55)	(0.55)	(0.58)	(0.62)	(0.68)

Total distributions	(0.55)	(0.55)	(0.58)	(0.62)	(0.68)

Net asset value, end of year	$25.91	$26.21	$26.36	$26.06	$26.08

Total Return
Based on net asset value	0.97%	1.54%	3.46%	2.30%	4.36%

Ratios to Average Net Assets
Total expenses	0.10%	0.10%	0.10%	0.10%	0.10%

Total expenses after fees waived	0.10%	0.10%	0.09%	0.09%	0.08%

Net investment income	2.15%	2.11%	2.23%	2.33%	2.70%

Supplemental Data
Net assets, end of year (000)	$125,671	$93,048	$96,219	$78,167	$26,076

Portfolio turnover rate(e)	5%	7%	9%	3%	9%

(a)	Per share amounts reflect a four-for-one stock split effective after the close of trading on July 22, 2016.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

40	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares iBonds Mar 2023 Term Corporate ETF
	Year Ended 10/31/18	Year Ended 10/31/17	Year Ended 10/31/16 (a)	Year Ended 10/31/15 (a)	Year Ended 10/31/14 (a)

Net asset value, beginning of year	$26.66	$26.90	$25.91	$26.18	$25.36

Net investment income(b)	0.76	0.77	0.79	0.81	0.87
Net realized and unrealized gain (loss)(c)	(1.12)	(0.25)	0.99	(0.27)	0.80

Net increase (decrease) from investment operations	(0.36)	0.52	1.78	0.54	1.67

Distributions(d)
From net investment income	(0.77)	(0.76)	(0.79)	(0.81)	(0.85)

Total distributions	(0.77)	(0.76)	(0.79)	(0.81)	(0.85)

Net asset value, end of year	$25.53	$26.66	$26.90	$25.91	$26.18

Total Return
Based on net asset value	(1.37)%	2.01%	6.99%	2.07%	6.68%

Ratios to Average Net Assets
Total expenses	0.10%	0.10%	0.10%	0.10%	0.10%

Total expenses after fees waived	0.10%	0.10%	0.09%	0.09%	0.08%

Net investment income	2.95%	2.92%	3.01%	3.11%	3.36%

Supplemental Data
Net assets, end of year (000)	$59,995	$87,963	$82,041	$62,186	$26,178

Portfolio turnover rate(e)	3%	12%	6%	6%	3%

(a)	Per share amounts reflect a four-for-one stock split effective after the close of trading on July 22, 2016.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	41

Notes to Financial Statements

1.  ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
iBonds Mar 2020 Term Corporate ex-Financials	Diversified
iBonds Mar 2023 Term Corporate ex-Financials	Diversified
iBonds Mar 2020 Term Corporate	Diversified
iBonds Mar 2023 Term Corporate	Diversified

2.  SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, and payment-in-kind interest income, if any, are recognized daily on the accrual basis. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization on Purchase Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Funds.

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.  INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Fixed-income investments are valued using the last available bid price or current market quotations provided by independent dealers or prices (including evaluated prices) supplied by approved independent third-party pricing services. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots.

42	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and/or other factors and assumptions.

•

Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day may be valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values, and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets for identical assets or liabilities;
•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.  SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of October 31, 2018, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of October 31, 2018 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	43

Notes to Financial Statements  (continued)

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of October 31, 2018:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount
iBonds Mar 2020 Term Corporate ex-Financials
BNP Paribas Prime Brokerage International Ltd	$25,332	$25,332		$—	$—
Credit Suisse Securities (USA) LLC	275,408	275,408		—	—
JPMorgan Securities LLC	2,675,745	2,675,745		—	—
Morgan Stanley & Co. LLC	2,086,757	2,086,757		—	—
Wells Fargo Securities LLC	376,339	376,339		—	—

	$5,439,581	$5,439,581		$—	$—

iBonds Mar 2023 Term Corporate ex-Financials
Barclays Bank PLC	$85,161	$85,161		$—	$—
Credit Suisse Securities (USA) LLC	210,522	210,522		—	—
JPMorgan Securities LLC	580,071	580,071		—	—
Merrill Lynch, Pierce, Fenner & Smith	239,643	239,643		—	—
Morgan Stanley & Co. LLC	383,502	383,502		—	—
RBC Capital Markets LLC	54,300	54,300		—	—
Wells Fargo Securities LLC	697,371	697,371		—	—

	$2,250,570	$2,250,570		$—	$—

iBonds Mar 2020 Term Corporate
BNP Paribas Prime Brokerage International Ltd.	$25,332	$25,332		$—	$—
Deutsche Bank Securities Inc.	253,313	253,313		—	—
Goldman Sachs & Co.	817,389	817,389		—	—
JPMorgan Securities LLC	2,080,534	2,080,534		—	—
Merrill Lynch, Pierce, Fenner & Smith	767,205	767,205		—	—
Morgan Stanley & Co. LLC	3,404,433	3,404,433		—	—
Wells Fargo Securities LLC	1,000,691	1,000,691		—	—

	$8,348,897	$8,348,897		$—	$—

iBonds Mar 2023 Term Corporate
Barclays Bank PLC	$72,581	$72,581		$—	$—
Deutsche Bank Securities Inc.	263,968	263,968		—	—
Goldman Sachs & Co.	35,576	35,576		—	—
HSBC Securities (USA) Inc.	281,526	281,526		—	—
JPMorgan Securities LLC	781,430	781,430		—	—
Merrill Lynch, Pierce, Fenner & Smith	130,576	130,576		—	—
Morgan Stanley & Co. LLC	265,687	265,687		—	—

	$1,831,344	$1,831,344		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

44	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

5.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee of 0.10%, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund.

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). BFA has contractually agreed to waive a portion of its investment advisory fee for each Fund through the termination date of such Fund, in an amount equal to acquired fund fees and expenses, if any, attributable to each Fund’s investments in other funds advised by BFA or its affiliates.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its statement of operations. For the year ended October 31, 2018, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
iBonds Mar 2020 Term Corporate ex-Financials	$4,808
iBonds Mar 2023 Term Corporate ex-Financials	3,070
iBonds Mar 2020 Term Corporate	4,987
iBonds Mar 2023 Term Corporate	4,858

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock for 1940 Act purposes.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended October 31, 2018, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
iBonds Mar 2023 Term Corporate	$159,956	$—

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

N O T E S T O F I N A N C I A L S T A T E M E N T S	45

Notes to Financial Statements  (continued)

6.  PURCHASES AND SALES

For the year ended October 31, 2018, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows:

iShares ETF	Purchases	Sales
iBonds Mar 2020 Term Corporate ex-Financials	$4,551,820	$4,890,949
iBonds Mar 2023 Term Corporate ex-Financials	2,441,337	2,091,883
iBonds Mar 2020 Term Corporate	9,772,395	5,845,544
iBonds Mar 2023 Term Corporate	2,097,053	1,966,961

For the year ended October 31, 2018, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
iBonds Mar 2020 Term Corporate ex-Financials	$—	$5,667,264
iBonds Mar 2023 Term Corporate ex-Financials	—	1 ,180,750
iBonds Mar 2020 Term Corporate	29,153,450	2,541,056
iBonds Mar 2023 Term Corporate	1,243,022	24,840,132

7.  INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of October 31, 2018, the following permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Loss
iBonds Mar 2020 Term Corporate ex-Financials	$(43,440)	$43,440
iBonds Mar 2023 Term Corporate ex-Financials	14,735	(14,735)
iBonds Mar 2020 Term Corporate	440	(440)
iBonds Mar 2023 Term Corporate	(179,537)	179,537

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 10/31/18	Year Ended 10/31/17
iBonds Mar 2020 Term Corporate ex-Financials
Ordinary income	$1,723,970	$1,589,948

iBonds Mar 2023 Term Corporate ex-Financials
Ordinary income	$1,252,194	$1,225,588

iBonds Mar 2020 Term Corporate
Ordinary income	$2,331,279	$1,876,492

iBonds Mar 2023 Term Corporate
Ordinary income	$2,332,562	$2,429,003

As of October 31, 2018, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses)(a)	Total
iBonds Mar 2020 Term Corporate ex-Financials	$138,492	$(979,818)	$(939,360)	$(1,780,686)
iBonds Mar 2023 Term Corporate ex-Financials	108,184	(952,131)	(1,231,745)	(2,075,692)
iBonds Mar 2020 Term Corporate	226,417	(215,956)	(810,089)	(799,628)
iBonds Mar 2023 Term Corporate	166,206	(590,358)	(1,726,174)	(2,150,326)

46	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

(a)	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.

As of October 31, 2018, the Funds had capital loss carryforwards, with no expiration dates, available to offset future realized capital gains as follows:

iShares ETF	Non-Expiring
iBonds Mar 2020 Term Corporate ex-Financials	$979,818
iBonds Mar 2023 Term Corporate ex-Financials	952,131
iBonds Mar 2020 Term Corporate	215,956
iBonds Mar 2023 Term Corporate	590,358

As of October 31, 2018, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
iBonds Mar 2020 Term Corporate ex-Financials	$94,529,390	$1,511	$(940,871)	$(939,360)
iBonds Mar 2023 Term Corporate ex-Financials	47,877,527	4,794	(1,236,539)	(1,231,745)
iBonds Mar 2020 Term Corporate	135,439,615	86,899	(896,988)	(810,089)
iBonds Mar 2023 Term Corporate	63,303,499	76,761	(1,802,935)	(1,726,174)

8.  PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers . Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

Changes in market interest rates or economic conditions may affect the value and/or liquidity of fixed income investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Securities with longer durations tend to be more sensitive to interest rate changes, usually making their price more volatile than those of securities with shorter durations. Given the environment of historically low interest rates, a fund may be subject to a greater risk of price losses if interest rates rise.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

N O T E S T O F I N A N C I A L S T A T E M E N T S	47

Notes to Financial Statements  (continued)

9.  CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 10/31/18		Year Ended 10/31/17
iShares ETF	Shares	Amount	Shares	Amount
iBonds Mar 2020 Term Corporate ex-Financials
Shares sold	—	$—	700,000	$17,239,803
Shares redeemed	(250,000)	(6,092,784)	(300,000)	(7,371,888)

Net increase (decrease)	(250,000)	$(6,092,784)	400,000	$9,867,915

iBonds Mar 2023 Term Corporate ex-Financials
Shares sold	—	$—	250,000	$6,038,210
Shares redeemed	(50,000)	(1,206,767)	—	—

Net increase (decrease)	(50,000)	$(1,206,767)	250,000	$6,038,210

iBonds Mar 2020 Term Corporate
Shares sold	1,400,000	$36,355,700	400,000	$10,479,089
Shares redeemed	(100,000)	(2,601,309)	(500,000)	(13,066,715)

Net increase (decrease)	1,300,000	$33,754,391	(100,000)	$(2,587,626)

iBonds Mar 2023 Term Corporate
Shares sold	50,000	$1,330,147	300,000	$7,878,801
Shares redeemed	(1,000,000)	(25,745,248)	(50,000)	(1,306,592)

Net increase (decrease)	(950,000)	$(24,415,101)	250,000	$6,572,209

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

10.  LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares U.S. Preferred Stock ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the court’s decision.

11.  REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Funds have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the statement of assets and liabilities, statement of changes in net assets and notes to the financial statements.

Prior year distribution information and undistributed net investment income in the statement of changes in net assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

48	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Distributions for the year ended October 31, 2017 were classified as follows:

iShares ETF	Net Investment Income
iBonds Mar 2020 Term Corporate ex-Financials	$1,589,948
iBonds Mar 2023 Term Corporate ex-Financials	1,225,588
iBonds Mar 2020 Term Corporate	1,876,492
iBonds Mar 2023 Term Corporate	2,429,003

Undistributed net investment income as of October 31, 2017 are as follows:

iShares ETF	Undistributed net investment income
iBonds Mar 2020 Term Corporate ex-Financials	$129,604
iBonds Mar 2023 Term Corporate ex-Financials	105,674
iBonds Mar 2020 Term Corporate	159,337
iBonds Mar 2023 Term Corporate	205,746

12.  SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	49

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares iBonds Mar 2020 Term Corporate ex-Financials ETF,

iShares iBonds Mar 2023 Term Corporate ex-Financials ETF,

iShares iBonds Mar 2020 Term Corporate ETF and iShares iBonds Mar 2023 Term Corporate ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares iBonds Mar 2020 Term Corporate ex-Financials ETF, iShares iBonds Mar 2023 Term Corporate ex-Financials ETF, iShares iBonds Mar 2020 Term Corporate ETF and iShares iBonds Mar 2023 Term Corporate ETF (four of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2018, the related statements of operations for the year ended October 31, 2018, the statements of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2018 and each of the financial highlights for each of the five years in the period ended October 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

San Francisco, California

December 21, 2018

We have served as the auditor of one or more BlackRock investment companies since 2000.

50	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Important Tax Information (unaudited)

For the fiscal year ended October 31, 2018, the Funds hereby designate the following maximum amounts allowable as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

iShares ETF	Interest-Related Dividends
iBonds Mar 2020 Term Corporate ex-Financials	$1,389,714
iBonds Mar 2023 Term Corporate ex-Financials	1,016,219
iBonds Mar 2020 Term Corporate	1,815,793
iBonds Mar 2023 Term Corporate	1,814,139

The Funds hereby designate the following amounts of distributions from direct federal obligation interest for the fiscal year ended October 31, 2018:

iShares ETF	Federal Obligation Interest
iBonds Mar 2020 Term Corporate ex-Financials	$10,784
iBonds Mar 2023 Term Corporate ex-Financials	8,961
iBonds Mar 2020 Term Corporate	16,908
iBonds Mar 2023 Term Corporate	2,322

The law varies in each state as to whether and what percent of ordinary income dividends attribute to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

I M P O R T A N T T A X I N F O R M A T I O N	51

Board Review and Approval of Investment Advisory Contract

I. iShares iBonds Mar 2020 Term Corporate ex-Financials ETF, iShares iBonds Mar 2023 Term Corporate ex-Financials ETF, iShares iBonds Mar 2020 Term Corporate ETF and iShares iBonds Mar 2023 Term Corporate ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At a meeting on May 11, 2018, a committee composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 24, 2018, management presented additional information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its initial meeting. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-14, 2018, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of each Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to each Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Funds: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which each Fund invests (if applicable), and waivers/reimbursements (if applicable) of each Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising such Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2017, to that of relevant comparison fund(s) for the same periods.

The Board noted that each Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that each Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-14, 2018 meeting and throughout the year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

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Board Review and Approval of Investment Advisory Contract (continued)

Costs of Services Provided to Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the profitability to BlackRock in managing the Funds, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board further noted that it considered the supplemental information the 15(c) Committee requested, which BlackRock provided, regarding the methodology. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and showed how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Funds did not provide for breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board noted that a breakpoint structure for the Funds may be appropriate should material economies of scale exist in the future that are not otherwise shared, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review of the sharing of scale benefits, as well as the other factors considered at the meeting, the Board concluded that the information concerning the sharing of scale benefits supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same indexes as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Funds, including in terms of the different and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded ETFs, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Funds’ expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Funds’ investment advisory fee rates under the Advisory Contract do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	53

Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported in this notice are for financial reporting purposes and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV which is sent to shareholders shortly after calendar year-end.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
iBonds Mar 2020 Term Corporate ex-Financials	$0.453936	$—	$—	$0.453936	100%	—%	—%		100%
iBonds Mar 2023 Term Corporate ex-Financials	0.654742	—	—	0.654742	100	—	—		100
iBonds Mar 2020 Term Corporate(a)	0.548150	—	0.000499	0.548649	100	—	0	(b)	100
iBonds Mar 2023 Term Corporate	0.766059	—	—	0.766059	100	—	—		100

(a)

The Fund estimates that it has distributed more than the amount of earned income and net realized gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

(b)	Rounds to less than 1%.

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or since the Fund began trading, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the date a Fund began trading on the secondary market, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares iBonds Mar 2020 Term Corporate ex-Financials ETF

Period Covered: April 19, 2013 through September 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	1	0.07%
Greater than 1.5% and Less than 2.0%	1	0.07
Greater than 1.0% and Less than 1.5%	1	0.07
Greater than 0.5% and Less than 1.0%	290	21.12
Greater than 0.0% and Less than 0.5%	1,047	76.27
At NAV	8	0.58
Less than 0.0% and Greater than –0.5%	23	1.68
Less than –2.0% and Greater than –2.5%	1	0.07
Less than –6.0%	1	0.07

	1,373	100.00%

54	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information (unaudited) (continued)

iShares iBonds Mar 2023 Term Corporate ex-Financials ETF

Period Covered: April 19, 2013 through September 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	8	0.58%
Greater than 0.5% and Less than 1.0%	439	31.97
Greater than 0.0% and Less than 0.5%	757	55.14
At NAV	9	0.66
Less than 0.0% and Greater than –0.5%	159	11.58
Less than –0.5% and Greater than –1.0%	1	0.07

	1,373	100.00%

iShares iBonds Mar 2020 Term Corporate ETF

Period Covered: July 10, 2013 through September 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	1	0.08%
Greater than 1.5% and Less than 2.0%	1	0.08
Greater than 1.0% and Less than 1.5%	39	2.96
Greater than 0.5% and Less than 1.0%	315	23.92
Greater than 0.0% and Less than 0.5%	860	65.29
At NAV	17	1.29
Less than 0.0% and Greater than –0.5%	84	6.38

	1,317	100.00%

iShares iBonds Mar 2023 Term Corporate ETF

Period Covered: July 10, 2013 through September 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	1	0.08%
Greater than 1.5% and Less than 2.0%	3	0.23
Greater than 1.0% and Less than 1.5%	49	3.72
Greater than 0.5% and Less than 1.0%	454	34.47
Greater than 0.0% and Less than 0.5%	662	50.26
At NAV	20	1.52
Less than 0.0% and Greater than –0.5%	120	9.11
Less than –0.5% and Greater than –1.0%	8	0.61

	1,317	100.00%

S U P P L E M E N T A L I N F O R M A T I O N	55

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 343 funds as of October 31, 2018. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small and Benjamin Archibald, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito(a) (61)	Trustee (since 2009).

President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).

Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).
Mark K. Wiedman(b) (47)	Trustee (since 2013).

Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2016); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).

Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (69)	Trustee (since 2005); Independent Board Chair (since 2016).

Trustee and Member of the Finance, Technology and Quality Committee of Stanford Health Care (since 2016); Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.

Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Forward Funds (14 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (62)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).

Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012); Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (63)	Trustee (since 2017); Equity Plus Committee Chair (since 2017).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

56	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Charles A. Hurty(75)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).

Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (63)	Trustee (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).
Drew E. Lawton (59)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).
John E. Martinez (57)	Trustee (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).
Madhav V. Rajan (54)	Trustee (since 2011); Nominating and Governance Committee Chair (since 2017).

Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (43)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).
Jack Gee (59)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).
Charles Park (51)	Chief Compliance Officer (since 2006).

Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Benjamin Archibald (43)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013); Secretary of the BlackRock-advised Mutual Funds (since 2012).
Steve Messinger (56)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).
Scott Radell (49)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).
Alan Mason (57)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	57

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to www.icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The iShares Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at www.iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at www.iShares.com; and (3) on the SEC website at www.sec.gov.

58	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)
This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.
Investing involves risk, including possible loss of principal.
The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Bloomberg Index Services Limited, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2018 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

OCTOBER 31, 2018

2018 ANNUAL REPORT

iShares Trust

  iShares iBonds Dec 2018 Term Corporate ETF | IBDH | NYSE Arca

  iShares iBonds Dec 2019 Term Corporate ETF | IBDK | NYSE Arca

  iShares iBonds Dec 2020 Term Corporate ETF | IBDL | NYSE Arca

  iShares iBonds Dec 2021 Term Corporate ETF | IBDM | NYSE Arca

  iShares iBonds Dec 2022 Term Corporate ETF | IBDN | NYSE Arca

  iShares iBonds Dec 2023 Term Corporate ETF | IBDO | NYSE Arca

  iShares iBonds Dec 2024 Term Corporate ETF | IBDP | NYSE Arca

  iShares iBonds Dec 2025 Term Corporate ETF | IBDQ | NYSE Arca

  iShares iBonds Dec 2026 Term Corporate ETF | IBDR | NYSE Arca

  iShares iBonds Dec 2027 Term Corporate ETF | IBDS | NYSE Arca

  iShares iBonds Dec 2028 Term Corporate ETF | IBDT | NYSE Arca

Market Overview

iShares Trust

U.S. Corporate Bond Market Overview

U.S. investment-grade corporate bonds declined for the 12 months ended October 31, 2018 (“reporting period”). The Markit iBoxx® USD Liquid Investment Grade Index, a broad measure of U.S. investment-grade corporate bond performance, returned -4.06%.

Corporate bonds declined despite a stronger U.S. economy, which typically has a positive impact on corporate bond performance. Driven in part by the stimulative effect of federal tax reform legislation passed in late 2017, the U.S. economy grew by 3%for the 12 months ended September 2018, its highest year-over-year growth rate in more than three years. Key components of the strengthening economy included the job market, where the unemployment rate declined to its lowest level since December 1969; industrial production, which increased at its sharpest year-over-year pace in nearly eight years; and retail sales, which accelerated for much of the reporting period before slowing in the last two months.

Faster economic growth led to higher inflation, though it remained low by historical standards. As measured by the consumer price index, the year-over-year U.S. inflation rate rose to 2.9% in mid-2018 — its fastest rate in more than six years — before falling back to 2.3% by the end of the reporting period. By comparison, the long-term historical average inflation rate is 3.3%.

In this environment, the U.S. Federal Reserve Bank (“Fed”) continued its efforts to normalize monetary policy. The Fed increased short-term interest rates four times during the reporting period, increasing its short-term interest rate target to 2.25%, the highest level in more than a decade. In addition, the Fed reduced its holdings of U.S. Treasury and mortgage-backed securities by approximately 7% during the reporting period, after quadrupling its holdings in response to the 2008 financial crisis.

Interest rates increased broadly in response to the improving economy and higher inflation, and corporate bond yields followed suit. Short-term corporate bond yields increased the most, reflecting the Fed’s actions, while longer-term bond yields increased to a lesser degree. These developments led to a narrowing yield difference, or spread, between short-term and longer-term corporate bonds. Bond prices decline as bond yields rise, so declining prices for corporate bonds led to the negative overall returns.

Within the investment-grade corporate bond market, new bond issuance declined by more than 13% through the first nine months of 2018, after a record high in 2017. Rising interest rates, lower foreign demand for U.S. corporate bonds, and the repatriation of cash from overseas by U.S. companies contributed to the decline in corporate bond issuance.

From a sector perspective, bonds issued by financial companies posted the smallest declines during the reporting period. Within the sector, real estate investment trusts (“REITs”) and banks were the leading performers. REITs benefited from an improving economy and increased merger activity, while banks reported higher net interest income and lower tax liabilities.

The non-financial sectors of the corporate bond market trailed the financial sector, posting larger declines for the reporting period. Long-term bonds issued by utilities companies declined the most amid investor concerns about higher borrowing costs for capital-intensive projects, such as infrastructure upgrades to the power grid. In the industrial sector, the weaker industries included transportation, which struggled with higher fuel prices and increasing global trade tensions; and capital goods, where short-term bonds issued by companies in the building materials and diversified manufacturing industries declined for the reporting period.

M A R K E T O V E R V I E W	5

Fund Summary as of October 31, 2018	iShares® iBonds® Dec 2018 Term Corporate ETF

Investment Objective

The iShares iBonds Dec 2018 Term Corporate ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds maturing in 2018, as represented by the Bloomberg Barclays December 2018 Maturity Corporate Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	1.71%	1.64%	1.71%	7.47%
Fund Market	1.47	1.61	1.47	7.32
Index	0.99	1.59	0.99	7.24

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 5/28/14. The first day of secondary market trading was 5/29/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 27 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,010.30	$ 0.20		$ 1,000.00	$ 1,025.00	$ 0.20		0.04%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 27 for more information.

6	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2018 (continued)	iShares® iBonds® Dec 2018 Term Corporate ETF

Portfolio Information

ALLOCATION BY CREDIT QUALITY
Moody’s Credit Ratings*	Percent of Net Assets
Aaa	1.2%
Aa	5.3
A	4.6
Baa	5.1
Not Rated	0.3
Short-Term and Other Assets	83.5

FIVE LARGEST HOLDINGS
Security(a)	Percent of Net Assets
Citigroup Inc., 2.05%, 12/07/18	0.7%
Microsoft Corp., 1.30%, 11/03/18	0.5
AT&T Inc., 2.38%, 11/27/18	0.5
BNP Paribas SA, 2.40%, 12/12/18	0.5
Chevron Corp., 1.79%, 11/16/18	0.5

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

F U N D S U M M A R Y	7

Fund Summary as of October 31, 2018	iShares® iBonds® Dec 2019 Term Corporate ETF

Investment Objective

The iShares iBonds Dec 2019 Term Corporate ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds maturing in 2019, as represented by the Bloomberg Barclays December 2019 Maturity Corporate Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	1.32%	1.94%	1.32%	7.25%
Fund Market	1.24	1.95	1.24	7.31
Index	1.40	2.08	1.40	7.79

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/10/15. The first day of secondary market trading was 3/12/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 27 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,012.30	$ 0.51		$ 1,000.00	$ 1,024.70	$ 0.51		0.10%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 27 for more information.

8	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2018 (continued)	iShares® iBonds® Dec 2019 Term Corporate ETF

Portfolio Information

ALLOCATION BY CREDIT QUALITY
Moody’s Credit Ratings*	Percent of Net Assets
Aaa	1.7%
Aa	20.5
A	39.3
Baa	32.0
Ba	2.0
Not Rated	1.0
Short-Term and Other Assets	3.5

FIVE LARGEST HOLDINGS
Security(a)	Percent of Net Assets
Dell International LLC/EMC Corp., 3.48%, 06/01/19	0.8%
Shire Acquisitions Investments Ireland DAC, 1.90%, 09/23/19	0.7
Goldman Sachs Group Inc. (The), 7.50%, 02/15/19	0.7
Morgan Stanley, 2.38%, 07/23/19	0.7
Morgan Stanley, 5.63%, 09/23/19	0.7

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

F U N D S U M M A R Y	9

Fund Summary as of October 31, 2018	iShares® iBonds® Dec 2020 Term Corporate ETF

Investment Objective

The iShares iBonds Dec 2020 Term Corporate ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds maturing in 2020, as represented by the Bloomberg Barclays December 2020 Maturity Corporate Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	0.26%	2.17%	0.26%	8.79%
Fund Market	0.14	2.19	0.14	8.84
Index	0.34	2.32	0.34	9.37

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 12/2/14. The first day of secondary market trading was 12/4/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 27 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,010.80	$ 0.51		$ 1,000.00	$ 1,024.70	$ 0.51		0.10%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 27 for more information.

10	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2018 (continued)	iShares® iBonds® Dec 2020 Term Corporate ETF

Portfolio Information

ALLOCATION BY CREDIT QUALITY
Moody’s Credit Ratings*	Percent of Net Assets
Aaa	1.6%
Aa	13.8
A	38.5
Baa	40.4
Ba	2.2
Not Rated	0.8
Short-Term and Other Assets	2.7

FIVE LARGEST HOLDINGS
Security(a)	Percent of Net Assets
GE Capital International Funding Co. Unlimited Co., 2.34%, 11/15/20	0.9%
Allergan Funding SCS, 3.00%, 03/12/20	0.7
JPMorgan Chase & Co., 2.25%, 01/23/20	0.7
CVS Health Corp., 2.80%, 07/20/20	0.7
AbbVie Inc., 2.50%, 05/14/20	0.7

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

F U N D S U M M A R Y	11

Fund Summary as of October 31, 2018	iShares® iBonds® Dec 2021 Term Corporate ETF

Investment Objective

The iShares iBonds Dec 2021 Term Corporate ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds maturing in 2021, as represented by the Bloomberg Barclays December 2021 Maturity Corporate Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	(0.39)%	1.88%	(0.39)%	7.04%
Fund Market	(0.39)	1.92	(0.39)	7.17
Index	(0.33)	2.04	(0.33)	7.61

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/10/15. The first day of secondary market trading was 3/12/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 27 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,009.20	$ 0.51		$ 1,000.00	$ 1,024.70	$ 0.51		0.10%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 27 for more information.

12	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2018 (continued)	iShares® iBonds® Dec 2021 Term Corporate ETF

Portfolio Information

ALLOCATION BY CREDIT QUALITY
Moody’s Credit Ratings*	Percent of Net Assets
Aaa	1.7%
Aa	14.7
A	38.7
Baa	40.8
Ba	1.9
Not Rated	1.1
Short-Term and Other Assets	1.1

FIVE LARGEST HOLDINGS
Security(a)	Percent of Net Assets
Anheuser-Busch InBev Finance Inc., 2.65%, 02/01/21	1.4%
Dell International LLC/EMC Corp., 4.42%, 06/15/21	0.9
Deutsche Bank AG/New York NY, 3.15%, 01/22/21	0.8
Oracle Corp., 1.90%, 09/15/21	0.8
Morgan Stanley, 5.50%, 07/28/21	0.7

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

F U N D S U M M A R Y	13

Fund Summary as of October 31, 2018	iShares® iBonds® Dec 2022 Term Corporate ETF

Investment Objective

The iShares iBonds Dec 2022 Term Corporate ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds maturing in 2022, as represented by the Bloomberg Barclays December 2022 Maturity Corporate Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	(1.14)%	2.10%	(1.14)%	7.88%
Fund Market	(1.26)	2.13	(1.26)	8.01
Index	(1.05)	2.22	(1.05)	8.34

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/10/15. The first day of secondary market trading was 3/12/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 27 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,009.00	$ 0.51		$ 1,000.00	$ 1,024.70	$ 0.51		0.10%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 27 for more information.

14	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2018 (continued)	iShares® iBonds® Dec 2022 Term Corporate ETF

Portfolio Information

ALLOCATION BY CREDIT QUALITY
Moody’s Credit Ratings*	Percent of Net Assets
Aaa	1.5%
Aa	9.1
A	35.7
Baa	48.0
Ba	2.8
Not Rated	1.2
Short-Term and Other Assets	1.7

FIVE LARGEST HOLDINGS
Security(a)	Percent of Net Assets
Goldman Sachs Group Inc. (The), 5.75%, 01/24/22	1.0%
Cooperatieve Rabobank UA, 3.88%, 02/08/22	0.8
Goldman Sachs Group Inc. (The), 3.00%, 04/26/22	0.8
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.00%, 01/15/22	0.7
Citigroup Inc., 4.50%, 01/14/22	0.7

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

F U N D S U M M A R Y	15

Fund Summary as of October 31, 2018	iShares® iBonds® Dec 2023 Term Corporate ETF

Investment Objective

The iShares iBonds Dec 2023 Term Corporate ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds maturing in 2023, as represented by the Bloomberg Barclays December 2023 Maturity Corporate Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	(1.61)%	2.20%	(1.61)%	8.24%
Fund Market	(1.81)	2.19	(1.81)	8.22
Index	(1.52)	2.24	(1.52)	8.37

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/11/15. The first day of secondary market trading was 3/12/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 27 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,008.10	$ 0.51		$ 1,000.00	$ 1,024.70	$ 0.51		0.10%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 27 for more information.

16	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2018 (continued)	iShares® iBonds® Dec 2023 Term Corporate ETF

Portfolio Information

ALLOCATION BY CREDIT QUALITY
Moody’s Credit Ratings*	Percent of Net Assets
Aaa	2.2%
Aa	10.5
A	36.0
Baa	47.3
Ba	1.9
Not Rated	0.9
Short-Term and Other Assets	1.2

FIVE LARGEST HOLDINGS
Security(a)	Percent of Net Assets
Apple Inc., 2.40%, 05/03/23	1.4%
Anheuser-Busch InBev Finance Inc., 3.30%, 02/01/23	1.4
CVS Health Corp., 3.70%, 03/09/23	1.3
Verizon Communications Inc., 5.15%, 09/15/23	1.1
Bank of America Corp., 3.30%, 01/11/23	1.1

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

F U N D S U M M A R Y	17

Fund Summary as of October 31, 2018	iShares® iBonds® Dec 2024 Term Corporate ETF

Investment Objective

The iShares iBonds Dec 2024 Term Corporate ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds maturing in 2024, as represented by the Bloomberg Barclays December 2024 Maturity Corporate Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	(2.06)%	2.11%	(2.06)%	7.91%
Fund Market	(2.25)	2.14	(2.25)	8.02
Index	(1.93)	2.31	(1.93)	8.65

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/11/15. The first day of secondary market trading was 3/12/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 27 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,007.90	$ 0.51		$ 1,000.00	$ 1,024.70	$ 0.51		0.10%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 27 for more information.

18	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2018 (continued)	iShares® iBonds® Dec 2024 Term Corporate ETF

Portfolio Information

ALLOCATION BY CREDIT QUALITY
Moody’s Credit Ratings*	Percent of Net Assets
Aaa	1.1%
Aa	6.8
A	35.0
Baa	50.2
Ba	4.1
Not Rated	1.5
Short-Term and Other Assets	1.3

FIVE LARGEST HOLDINGS
Security(a)	Percent of Net Assets
Goldman Sachs Group Inc. (The), 4.00%, 03/03/24	1.1%
Morgan Stanley, Series F, 3.88%, 04/29/24	1.1
Bank of America Corp., 4.20%, 08/26/24	1.0
Morgan Stanley, 3.70%, 10/23/24	1.0
Apple Inc., 3.45%, 05/06/24	1.0

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

F U N D S U M M A R Y	19

Fund Summary as of October 31, 2018	iShares® iBonds® Dec 2025 Term Corporate ETF

Investment Objective

The iShares iBonds Dec 2025 Term Corporate ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds maturing in 2025, as represented by the Bloomberg Barclays December 2025 Maturity Corporate Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	(2.58)%	1.99%	(2.58)%	7.45%
Fund Market	(2.74)	2.02	(2.74)	7.57
Index	(2.51)	2.12	(2.51)	7.93

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/11/15. The first day of secondary market trading was 3/12/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 27 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,004.70	$ 0.51		$ 1,000.00	$ 1,024.70	$ 0.51		0.10%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 27 for more information.

20	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2018 (continued)	iShares® iBonds® Dec 2025 Term Corporate ETF

Portfolio Information

ALLOCATION BY CREDIT QUALITY
Moody’s Credit Ratings*	Percent of Net Assets
Aaa	2.4%
Aa	5.6
A	31.6
Baa	54.1
Ba	3.3
Not Rated	1.4
Short-Term and Other Assets	1.6

FIVE LARGEST HOLDINGS
Security(a)	Percent of Net Assets
AT&T Inc., 3.40%, 05/15/25	1.5%
CVS Health Corp., 4.10%, 03/25/25	1.4
Charter Communications Operating LLC/Charter Communications Operating Capital, 4.91%, 07/23/25	1.3
Medtronic Inc., 3.50%, 03/15/25	1.3
Visa Inc., 3.15%, 12/14/25	1.3

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

F U N D S U M M A R Y	21

Fund Summary as of October 31, 2018	iShares® iBonds® Dec 2026 Term Corporate ETF

Investment Objective

The iShares iBonds Dec 2026 Term Corporate ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds maturing in 2026, as represented by the Bloomberg Barclays December 2026 Maturity Corporate Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	(3.31)%	(0.41)%	(3.31)%	(0.87)%
Fund Market	(3.63)	(0.38)	(3.63)	(0.80)
Index	(3.29)	(0.28)	(3.29)	(0.59)

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 9/13/16. The first day of secondary market trading was 9/15/16.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 27 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,002.20	$ 0.50		$ 1,000.00	$ 1,024.70	$ 0.51		0.10%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 27 for more information.

22	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2018 (continued)	iShares® iBonds® Dec 2026 Term Corporate ETF

Portfolio Information

ALLOCATION BY CREDIT QUALITY
Moody’s Credit Ratings*	Percent of Net Assets
Aaa	2.3%
Aa	7.0
A	36.6
Baa	49.6
Ba	1.5
Not Rated	1.1
Short-Term and Other Assets	1.9

FIVE LARGEST HOLDINGS
Security(a)	Percent of Net Assets
Anheuser-Busch InBev Finance Inc., 3.65%, 02/01/26	2.7%
Dell International LLC/EMC Corp., 6.02%, 06/15/26	1.4
JPMorgan Chase & Co., 3.30%, 04/01/26	1.3
Microsoft Corp., 2.40%, 08/08/26	1.2
Wells Fargo & Co., 3.00%, 04/22/26	1.1

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

F U N D S U M M A R Y	23

Fund Summary as of October 31, 2018	iShares® iBonds® Dec 2027 Term Corporate ETF

Investment Objective

The iShares iBonds Dec 2027 Term Corporate ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds maturing in 2027, as represented by the Bloomberg Barclays December 2027 Maturity Corporate Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	(3.67)%	(2.89)%	(3.67)%	(3.28)%
Fund Market	(3.74)	(2.75)	(3.74)	(3.12)
Index	(3.58)	(2.87)	(3.58)	(3.25)

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 9/12/17. The first day of secondary market trading was 9/14/17.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 27 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,000.30	$ 0.50		$ 1,000.00	$ 1,024.70	$ 0.51		0.10%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 27 for more information.

24	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2018 (continued)	iShares® iBonds® Dec 2027 Term Corporate ETF

Portfolio Information

ALLOCATION BY CREDIT QUALITY
Moody’s Credit Ratings*	Percent of Net Assets
Aaa	2.0%
Aa	4.9
A	34.1
Baa	52.2
Ba	3.1
Not Rated	2.0
Short-Term and Other Assets	1.7

FIVE LARGEST HOLDINGS
Security(a)	Percent of Net Assets
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.88%, 01/15/27	1.7%
Microsoft Corp., 3.30%, 02/06/27	1.6
Citigroup Inc., 4.45%, 09/29/27	1.5
BAT Capital Corp., 3.56%, 08/15/27	1.3
Verizon Communications Inc., 4.13%, 03/16/27	1.2

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

F U N D S U M M A R Y	25

Fund Summary as of October 31, 2018	iShares® iBonds® Dec 2028 Term Corporate ETF

Investment Objective

The iShares iBonds Dec 2028 Term Corporate ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds maturing in 2028, as represented by the Bloomberg Barclays December 2028 Maturity Corporate Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

Cumulative Total Returns
Since Inception
Fund NAV	(0.92)%
Fund Market	(0.40)
Index	(1.00)

For the fiscal period ended 10/31/18, the Fund did not have six months of performance and therefore line graphs are not presented.

The inception date of the Fund was 9/18/18. The first day of secondary market trading was 9/20/18.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 27 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (09/18/18)	(a)	Ending Account Value (10/31/18)	Expenses Paid During the Period	Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period	(b)	Annualized Expense Ratio
$ 1,000.00		$ 990.80	$ 0.12	$ 1,000.00	$ 1,024.70	$ 0.51		0.10%

(a)	The beginning of the period (commencement of operations) is September 18, 2018.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (43 days for actual and 184 days for hypothetical expenses) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 27 for more information.

Portfolio Information

ALLOCATION BY CREDIT QUALITY
Moody’s Credit Ratings*	Percent of Net Assets
Aaa	1.0%
Aa	5.1
A	23.6
Baa	62.4
Ba	4.7
Not Rated	1.5
Short-Term and Other Assets	1.7

FIVE LARGEST HOLDINGS
Security(a)	Percent of Net Assets
CVS Health Corp., 4.30%, 03/25/28	2.5%
Vodafone Group PLC, 4.38%, 05/30/28	1.5
Halfmoon Parent Inc., 4.38%, 10/15/28	1.5
Mitsubishi UFJ Financial Group Inc., 4.05%, 09/11/28	1.4
AT&T Inc., 4.10%, 02/15/28	1.3

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

26	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	27

Schedule of Investments October 31, 2018	iShares® iBonds® Dec 2018 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Aerospace & Defense — 0.3%
Lockheed Martin Corp., 1.85%, 11/23/18	$842	$841,562

Agriculture — 0.2%
Altria Group Inc., 9.70%,11/10/18	621	621,801

Auto Manufacturers — 0.1%
American Honda Finance Corp., 1.50%, 11/19/18	380	379,772

Banks — 6.3%
Australia & New Zealand Banking Group Ltd./New York NY, 2.00%, 11/16/18	750	749,857
Bank of America Corp., 6.88%, 11/15/18	700	701,078
Bank of America N.A., 2.05%, 12/07/18	800	799,624
BNP Paribas SA, 2.40%, 12/12/18(a)	1,525	1,524,634
BPCE SA, 2.50%, 12/10/18	1,195	1,194,630
Citigroup Inc., 2.05%, 12/07/18(a)	2,125	2,123,895
Citizens Bank N.A./Providence RI, 2.30%, 12/03/18 (Call 11/03/18)	700	699,804
Commonwealth Bank of Australia/New York NY, 1.75%, 11/02/18	1,000	1,000,000
Discover Bank, 2.60%, 11/13/18	1,000	999,910
Huntington National Bank (The), 2.20%, 11/06/18	1,000	999,940
KeyCorp., 2.30%, 12/13/18 (Call 11/13/18)	975	974,571
Lloyds Bank PLC, 2.30%, 11/27/18	600	599,862
Morgan Stanley, 2.20%, 12/07/18	784	783,671
National Bank of Canada, 2.10%, 12/14/18	1,200	1,199,424
PNC Bank N.A. 1.70%, 12/07/18 (Call 11/07/18)(b)	600	599,526
1.80%, 11/05/18(b)	750	750,000
Royal Bank of Canada, 2.00%, 12/10/18	1,475	1,474,115
SunTrust Banks Inc., 2.35%, 11/01/18	975	975,000
Wells Fargo Bank N.A., 1.80%, 11/28/18	1,105	1,104,348
Westpac Banking Corp., 1.95%, 11/23/18(a)	975	974,561

		20,228,450
Beverages — 0.6%
Coca-Cola Co. (The), 1.65%, 11/01/18	1,250	1,250,000
Coca-Cola FEMSA SAB de CV, 2.38%, 11/26/18	550	549,709

		1,799,709
Chemicals — 0.2%
Praxair Inc., 1.25%, 11/07/18	755	754,864

Computers — 0.3%
Seagate HDD Cayman, 3.75%, 11/15/18	814	814,000

Cosmetics & Personal Care — 0.5%
Colgate-Palmolive Co., 1.50%, 11/01/18	505	505,000
Procter & Gamble Co. (The), 1.60%, 11/15/18(a)	1,175	1,174,565

		1,679,565
Diversified Financial Services — 0.3%
National Rural Utilities Cooperative Finance Corp., 10.38%, 11/01/18	953	953,000

Electric — 0.6%
Berkshire Hathaway Energy Co., 2.00%, 11/15/18	665	664,880
Consolidated Edison Co. of New York Inc., 7.13%, 12/01/18	375	376,245
Duke Energy Carolinas LLC, Series C, 7.00%, 11/15/18	556	556,851
Georgia Power Co., 1.95%, 12/01/18	300	299,772

		1,897,748

Security	Par (000)	Value

Food — 0.1%
Kroger Co. (The), 6.80%, 12/15/18	$375	$376,778

Hand & Machine Tools — 0.3%
Stanley Black & Decker Inc. 1.62%, 11/17/18	350	349,787
2.45%, 11/17/18	721	720,834

		1,070,621
Health Care - Services — 0.1%
Laboratory Corp. of America Holdings, 2.50%, 11/01/18	245	245,000

Holding Companies - Diversified — 0.3%
Ares Capital Corp., 4.88%, 11/30/18	934	935,261

Insurance — 0.2%
XLIT Ltd., 2.30%, 12/15/18	600	599,484

Machinery — 0.8%
Caterpillar Financial Services Corp., 1.80%, 11/13/18(a)	1,250	1,249,712
John Deere Capital Corp., 1.95%, 12/13/18	1,400	1,399,104

		2,648,816
Oil & Gas — 1.4%
Chevron Corp., 1.79%, 11/16/18	1,525	1,524,573
Shell International Finance BV 1.63%, 11/10/18	1,300	1,299,441
2.00%, 11/15/18(a)	1,150	1,149,747
XTO Energy Inc., 6.50%, 12/15/18	600	602,610

		4,576,371
Pharmaceuticals — 1.4%
AbbVie Inc., 2.00%, 11/06/18	1,225	1,224,890
AstraZeneca PLC, 1.75%, 11/16/18	1,200	1,199,484
CVS Health Corp., 2.25%, 12/05/18 (Call 11/05/18)	1,425	1,424,558
Johnson & Johnson, 1.65%, 12/05/18	574	573,552
Pharmacia LLC, 6.50%, 12/01/18	200	200,602

		4,623,086
Pipelines — 0.1%
Buckeye Partners LP, 2.65%, 11/15/18	350	349,930

Retail — 0.5%
McDonald’s Corp., 2.10%, 12/07/18	998	997,451
Starbucks Corp., 2.00%, 12/05/18 (Call 11/05/18)	530	529,666
Walmart Inc., 1.95%, 12/15/18	35	34,976

		1,562,093
Semiconductors — 0.4%
Altera Corp., 2.50%, 11/15/18	850	850,009
Maxim Integrated Products Inc., 2.50%, 11/15/18	400	399,844

		1,249,853
Software — 0.9%
Microsoft Corp. 1.30%, 11/03/18	1,700	1,700,000
1.63%, 12/06/18(a)	1,100	1,099,230

		2,799,230
Telecommunications — 0.5%
AT&T Inc., 2.38%, 11/27/18	1,675	1,674,598

Transportation — 0.1%
Ryder System Inc., 2.45%, 11/15/18	280	279,961

Total Corporate Bonds & Notes — 16.5% (Cost: $52,987,867)		52,961,553

28	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Dec 2018 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Shares (000)	Value

Short-Term Investments

Money Market Funds — 84.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.36%(b)(c)(d)	3,677	$3,677,881
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.11%(b)(c)	268,762	268,761,544

		272,439,425

Total Short-Term Investments — 84.9% (Cost: $272,438,690)		272,439,425

Total Investments in Securities — 101.4% (Cost: $325,426,557)		325,400,978

Other Assets, Less Liabilities — (1.4)%		(4,555,745)

Net Assets — 100.0%		$320,845,233

(a)	All or a portion of this security is on loan.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period-end.
(d)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

	Par/Shares Held at 10/31/17	Par/Shares Purchased		Par/Shares Sold		Par/Shares Held at 10/31/18	Value at			Net Realized	Change in Unrealized Appreciation
Affiliated Issuer	(000)	(000)		(000)		(000)	10/31/18	Income		Gain (Loss) (a)	(Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	12,179	—		(8,502	)(b)	3,677	$3,677,881	$61,542	(c)	$1,805	$1,340
BlackRock Cash Funds: Treasury, SL Agency Shares	4,389	264,373	(b)	—		268,762	268,761,544	2,504,999		—	—
PNC Bank N.A. 1.50%, 02/23/18	1,000	—		(1,000)		—	—	3,291		(60)	187
1.60%, 06/01/18	1,250	—		(1,250)		—	—	10,588		—	3
1.70%, 12/07/18	800	550		(750)		600	599,526	18,112		(1,069)	37
1.80%, 11/05/18	750	—		—		750	750,000	12,413		—	825

							$273,788,951	$2,610,945		$676	$2,392

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Corporate Bonds & Notes	$—	$52,961,553	$—	$52,961,553
Money Market Funds	272,439,425	—	—	272,439,425

	$272,439,425	$52,961,553	$—	$325,400,978

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments October 31, 2018	iShares® iBonds® Dec 2019 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Advertising — 0.1%
Omnicom Group Inc./Omnicom Capital Inc., 6.25%, 07/15/19(a)	$831	$848,227

Aerospace & Defense — 1.1%
Boeing Capital Corp., 4.70%, 10/27/19	855	868,227
Boeing Co. (The), 6.00%, 03/15/19	978	988,817
Lockheed Martin Corp., 4.25%, 11/15/19	1,881	1,903,704
Northrop Grumman Corp., 5.05%, 08/01/19	1,100	1,115,565
Rockwell Collins Inc. 1.95%, 07/15/19	677	671,821
5.25%, 07/15/19(a)	332	337,003
United Technologies Corp., 1.50%, 11/01/19	1,586	1,560,798

		7,445,935
Agriculture — 1.0%
Altria Group Inc., 9.25%, 08/06/19(a)	1,868	1,953,854
Philip Morris International Inc. 1.38%, 02/25/19	1,169	1,163,529
1.63%, 02/21/19(a)	1,505	1,499,537
1.88%, 01/15/19(a)	1,247	1,244,880
Reynolds American Inc., 8.13%, 06/23/19	933	962,138

		6,823,938
Airlines — 0.2%
Continental Airlines Inc. Pass Through Trust, Series 2009-2,
Class A, 7.25%, 11/10/19	324	335,841
Southwest Airlines Co., 2.75%, 11/06/19 (Call 10/06/19)	724	720,510

		1,056,351
Auto Manufacturers — 4.7%
American Honda Finance Corp. 1.20%, 07/12/19	2,170	2,145,132
1.70%, 02/22/19	975	971,656
2.00%, 11/13/19	396	391,628
2.25%, 08/15/19(a)	1,580	1,571,010
Ford Motor Credit Co. LLC 1.90%, 08/12/19	1,220	1,206,092
2.02%, 05/03/19	1,575	1,563,896
2.26%, 03/28/19	750	746,797
2.38%, 03/12/19(a)	1,700	1,694,390
2.60%, 11/04/19(a)	2,460	2,430,898
2.94%, 01/08/19	1,630	1,629,006
General Motors Financial Co. Inc. 2.35%, 10/04/19	1,666	1,649,507
2.40%, 05/09/19	1,987	1,979,430
3.10%, 01/15/19(a)	1,736	1,736,052
3.50%, 07/10/19	1,477	1,480,722
PACCAR Financial Corp., 1.30%,05/10/19	1,077	1,068,502
Toyota Motor Credit Corp. 1.40%, 05/20/19(a)	1,818	1,804,874
1.55%, 10/18/19(a)	2,054	2,026,004
1.70%, 01/09/19(a)	741	739,800
1.70%, 02/19/19(a)	2,012	2,005,843
2.10%, 01/17/19(a)	1,415	1,413,429
2.13%, 07/18/19(a)	2,019	2,008,501

		32,263,169
Banks — 35.5%
Australia & New Zealand Banking Group Ltd./New York NY 1.60%, 07/15/19(a)	950	940,766
2.05%, 09/23/19(a)	1,565	1,551,134
2.25%, 06/13/19	2,125	2,117,137

Security	Par (000)	Value

Banks (continued)
Bank of America Corp. 2.60%, 01/15/19(a)	$3,855	$3,853,265
2.65%, 04/01/19(a)	3,348	3,344,619
7.63%, 06/01/19	3,010	3,087,538
Bank of Montreal 1.50%, 07/18/19	2,701	2,673,288
1.75%, 09/11/19(a)	1,348	1,333,644
2.10%, 12/12/19(a)	1,171	1,158,728
2.38%, 01/25/19 (Call 12/25/18)(a)	1,864	1,862,639
Bank of New York Mellon Corp. (The) 2.10%, 01/15/19 (Call 12/15/18)	792	790,757
2.20%, 03/04/19 (Call 02/04/19)(a)	379	378,348
2.30%, 09/11/19 (Call 08/11/19)(a)	2,401	2,387,002
5.45%, 05/15/19(a)	706	716,096
Series G, 2.20%, 05/15/19 (Call 04/15/19)(a)	1,887	1,880,565
Bank of Nova Scotia (The) 1.65%, 06/14/19(a)	2,505	2,485,561
1.95%, 01/15/19(a)	1,693	1,690,562
2.05%, 06/05/19(a)	1,512	1,504,243
Barclays Bank PLC 2.50%, 02/20/19	300	299,655
6.75%, 05/22/19(a)	640	652,627
Barclays PLC, 2.75%, 11/08/19(a)	3,425	3,402,703
BB&T Corp. 2.25%, 02/01/19 (Call 01/02/19)	1,555	1,553,181
5.25%, 11/01/19	215	219,124
6.85%, 04/30/19(a)	1,378	1,404,430
BNP Paribas SA, 2.45%, 03/17/19	1,716	1,712,396
BPCE SA, 2.50%, 07/15/19(a)	1,575	1,568,810
Branch Banking & Trust Co., 1.45%, 05/10/19
(Call 04/10/19)(a)	2,250	2,234,250
Canadian Imperial Bank of Commerce, 1.60%, 09/06/19(a)	2,281	2,253,377
Capital One Financial Corp., 2.45%, 04/24/19
(Call 03/24/19)(a)	1,957	1,952,538
Capital One N.A. 1.85%, 09/13/19 (Call 08/13/19)(a)	2,865	2,831,479
2.40%, 09/05/19 (Call 08/15/19)	1,070	1,062,735
Citibank N.A., 1.85%, 09/18/19 (Call 08/18/19)	2,300	2,275,528
Citigroup Inc. 2.05%, 06/07/19(a)	1,594	1,585,584
2.50%, 07/29/19(a)	3,360	3,348,677
2.55%, 04/08/19	4,125	4,120,545
8.50%, 05/22/19	1,626	1,674,813
Citizens Bank N.A./Providence RI 2.45%, 12/04/19 (Call 11/04/19)	800	793,800
2.50%, 03/14/19 (Call 02/14/19)	1,250	1,248,275
Comerica Inc., 2.13%, 05/23/19 (Call 04/23/19)	794	790,197
Commonwealth Bank of Australia/New York NY 2.05%, 03/15/19	890	887,357
2.25%, 03/13/19	2,575	2,570,571
2.30%, 09/06/19(a)	2,100	2,086,959
Compass Bank, 2.75%, 09/29/19 (Call 08/29/19)	800	796,952
Cooperatieve Rabobank UA/NY 1.38%, 08/09/19(a)	1,755	1,732,659
2.25%, 01/14/19(a)	2,030	2,028,295
Credit Suisse AG/New York NY 2.30%, 05/28/19	3,835	3,822,498
5.30%, 08/13/19(a)	2,005	2,040,348
Deutsche Bank AG, 2.85%, 05/10/19(a)	3,046	3,036,862
Deutsche Bank AG/London, 2.50%, 02/13/19	2,544	2,540,159

30	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Dec 2019 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
Fifth Third Bancorp., 2.30%, 03/01/19 (Call 01/30/19)(a)	$1,799	$1,796,355
Fifth Third Bank/Cincinnati OH 1.63%, 09/27/19 (Call 08/27/19)(a)	1,110	1,095,071
2.30%, 03/15/19 (Call 02/15/19)	995	993,219
2.38%, 04/25/19 (Call 03/25/19)	1,090	1,087,340
First Republic Bank/CA, 2.38%, 06/17/19 (Call 05/17/19)(a)	620	617,880
First Tennessee Bank N.A., 2.95%, 12/01/19 (Call 11/01/19)	250	249,348
Goldman Sachs Group Inc. (The) 1.95%, 07/23/19(a)	880	873,110
2.00%, 04/25/19 (Call 03/25/19)(a)	1,180	1,174,430
2.30%, 12/13/19 (Call 11/13/19)	3,909	3,869,402
2.55%, 10/23/19	4,074	4,047,315
2.63%, 01/31/19	2,892	2,890,409
7.50%, 02/15/19(a)	4,932	4,998,039
HSBC USA Inc. 2.25%, 06/23/19	875	871,010
2.38%, 11/13/19(a)	1,820	1,806,441
Huntington National Bank (The), 2.20%,
04/01/19 (Call 03/01/19)	250	249,265
Intesa Sanpaolo SpA, 3.88%, 01/15/19	1,725	1,724,896
JPMorgan Chase & Co. 1.85%, 03/22/19 (Call 02/22/19)(a)	1,766	1,759,201
2.20%, 10/22/19	3,459	3,427,627
2.35%, 01/28/19(a)	2,013	2,011,470
6.30%, 04/23/19	4,406	4,476,628
JPMorgan Chase Bank N.A., 1.65%, 09/23/19
(Call 08/23/19)(a)	1,910	1,886,984
KeyBank N.A./Cleveland OH 1.60%, 08/22/19	685	677,170
2.35%, 03/08/19(a)	1,400	1,397,774
2.50%, 12/15/19(a)	1,470	1,459,828
Lloyds Bank PLC, 2.05%, 01/22/19(a)	790	788,373
Manufacturers & Traders Trust Co. 2.25%, 07/25/19 (Call 06/25/19)	1,385	1,377,923
2.30%, 01/30/19 (Call 12/30/18)	400	399,576
Morgan Stanley 2.38%, 07/23/19	4,803	4,779,946
2.45%, 02/01/19	3,285	3,281,157
2.50%, 01/24/19(a)	3,266	3,263,518
5.63%, 09/23/19(a)	4,520	4,612,750
7.30%, 05/13/19(a)	3,640	3,720,116
MUFG Union Bank N.A., 2.25%, 05/06/19 (Call 04/06/19)	275	274,087
National Australia Bank Ltd./New York 1.38%, 07/12/19(a)	2,713	2,683,727
2.00%, 01/14/19	1,195	1,193,327
PNC Bank N.A. 1.45%, 07/29/19 (Call 06/29/19)(a)(b)	1,545	1,527,619
1.95%, 03/04/19 (Call 02/02/19)(b)	1,480	1,475,723
2.20%, 01/28/19 (Call 12/29/18)(b)	1,050	1,048,394
2.25%, 07/02/19 (Call 06/02/19)(b)	1,955	1,946,183
2.40%, 10/18/19 (Call 09/18/19)(a)(b)	2,105	2,091,570
PNC Financial Services Group Inc. (The) 6.70%, 06/10/19(a)(b)	1,120	1,144,987
6.88%, 05/15/19(b)	681	695,008
Royal Bank of Canada 1.50%, 07/29/19(a)	2,534	2,506,481
1.63%, 04/15/19	2,008	1,997,558
2.15%, 03/15/19(a)	1,544	1,540,881
Royal Bank of Scotland Group PLC, 6.40%, 10/21/19(a)	1,220	1,253,904

Security	Par (000)	Value

Banks (continued)
Santander UK PLC 2.35%, 09/10/19	$1,490	$1,480,255
2.50%, 03/14/19(a)	2,705	2,701,781
Skandinaviska Enskilda Banken AB, 1.50%, 09/13/19(a)	1,150	1,134,440
Sumitomo Mitsui Banking Corp. 1.97%, 01/11/19	895	893,416
2.05%, 01/18/19(a)	1,100	1,098,273
2.09%, 10/18/19	1,250	1,237,450
2.25%, 07/11/19(a)	2,005	1,993,892
2.45%, 01/10/19	1,600	1,598,928
SunTrust Banks Inc., 2.50%, 05/01/19 (Call 04/01/19)	1,725	1,721,964
Svenska Handelsbanken AB 1.50%, 09/06/19	1,500	1,480,740
2.25%, 06/17/19	2,345	2,332,947
2.50%, 01/25/19(a)	1,950	1,949,142
Toronto-Dominion Bank (The) 1.45%, 08/13/19(a)	2,020	1,997,295
1.90%, 10/24/19	1,784	1,764,519
1.95%, 01/22/19(a)	2,094	2,090,796
2.13%, 07/02/19(a)	2,998	2,983,040
2.25%, 11/05/19(a)	2,546	2,524,028
U.S. Bancorp., 2.20%, 04/25/19 (Call 03/25/19)	2,996	2,988,480
U.S. Bank N.A./Cincinnati OH 1.40%, 04/26/19 (Call 03/26/19)	1,475	1,465,014
2.13%, 10/28/19 (Call 09/28/19)	2,310	2,296,463
UBS AG/Stamford CT, 2.38%, 08/14/19	3,985	3,964,398
Wells Fargo & Co. 2.13%, 04/22/19(a)	3,504	3,491,351
2.15%, 01/15/19(a)	2,515	2,512,083
Wells Fargo Bank N.A. 1.75%, 05/24/19	2,485	2,470,363
2.15%, 12/06/19(a)	4,525	4,480,655
Westpac Banking Corp. 1.60%, 08/19/19(a)	2,170	2,145,522
1.65%, 05/13/19(a)	1,537	1,527,363
2.25%, 01/17/19(a)	1,672	1,670,579
4.88%, 11/19/19(a)	3,242	3,299,902

		244,621,375
Beverages — 1.8%
Anheuser-Busch InBev Worldwide Inc., 6.88%, 11/15/19(a)	1,761	1,827,442
Coca-Cola Co. (The), 1.38%, 05/30/19(a)	1,969	1,952,854
Constellation Brands Inc., 3.88%, 11/15/19(a)	2,035	2,047,068
Molson Coors Brewing Co. 1.45%, 07/15/19	1,479	1,461,503
1.90%, 03/15/19	289	287,841
PepsiCo Inc. 1.35%, 10/04/19(a)	1,408	1,387,176
1.50%, 02/22/19	1,165	1,161,121
1.55%, 05/02/19(a)	1,087	1,080,848
2.25%, 01/07/19 (Call 12/07/18)(a)	1,217	1,215,746

		12,421,599
Biotechnology —1.3%
Amgen Inc. 1.90%, 05/10/19	1,169	1,162,512
2.20%, 05/22/19 (Call 04/22/19)	2,614	2,603,596
5.70%, 02/01/19	1,125	1,132,762
Celgene Corp., 2.25%, 05/15/19(a)	1,212	1,206,461

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Dec 2019 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Biotechnology (continued)
Gilead Sciences Inc. 1.85%, 09/20/19(a)	$2,028	$2,007,639
2.05%, 04/01/19(a)	594	591,957

		8,704,927
Chemicals — 1.1%
Dow Chemical Co. (The), 8.55%, 05/15/19	3,778	3,885,937
EI du Pont de Nemours & Co., 5.75%, 03/15/19	492	497,235
LyondellBasell Industries NV, 5.00%, 04/15/19
(Call 01/15/19)	1,268	1,272,780
Methanex Corp., 3.25%, 12/15/19	580	576,445
Praxair Inc., 4.50%, 08/15/19	1,010	1,022,514
RPM International Inc., 6.13%, 10/15/19	397	407,028

		7,661,939
Commercial Services — 0.3%
Board of Trustees of The Leland Stanford Junior University (The), 4.75%, 05/01/19	134	135,124
Ecolab Inc., 2.00%, 01/14/19	530	529,221
Moody’s Corp., 2.75%, 07/15/19 (Call 06/15/19)	1,244	1,241,126

		1,905,471
Computers — 3.3%
Apple Inc. 1.10%, 08/02/19	1,519	1,499,997
1.50%, 09/12/19	300	296,520
1.55%, 02/08/19(a)	980	977,197
1.70%, 02/22/19(a)	1,472	1,467,201
1.80%, 11/13/19	2,784	2,753,153
2.10%, 05/06/19	3,470	3,459,035
Dell International LLC/EMC Corp., 3.48%, 06/01/19(c)	5,802	5,809,891
IBM Credit LLC, 1.63%, 09/06/19	1,620	1,602,812
International Business Machines Corp. 1.80%, 05/17/19	1,630	1,620,253
1.88%, 05/15/19(a)	930	925,527
1.95%, 02/12/19(a)	1,200	1,197,408
8.38%, 11/01/19(a)	1,202	1,263,975

		22,872,969
Cosmetics & Personal Care — 0.5%
Colgate-Palmolive Co., 1.75%, 03/15/19	401	399,552
Procter &Gamble Co. (The) 1.75%, 10/25/19	769	760,441
1.90%, 11/01/19	1,173	1,161,270
Unilever Capital Corp. 2.20%, 03/06/19	945	943,280
4.80%, 02/15/19(a)	400	402,304

		3,666,847
Diversified Financial Services — 4.2%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.75%, 05/15/19	1,465	1,468,531
Air Lease Corp., 3.38%, 01/15/19 (Call 12/15/18)	1,367	1,367,424
Aircastle Ltd., 6.25%, 12/01/19(a)	800	821,224
American Express Co., 8.13%, 05/20/19(a)	858	882,307
American Express Credit Corp. 1.70%, 10/30/19 (Call 09/30/19)(a)	1,486	1,466,310
1.88%, 05/03/19 (Call 04/03/19)(a)	2,186	2,174,742
2.13%, 03/18/19(a)	2,145	2,139,616
2.25%, 08/15/19(a)	2,754	2,738,798
Ameriprise Financial Inc., 7.30%, 06/28/19	831	853,952
Capital One Bank USA N.A. 2.25%, 02/13/19 (Call 01/13/19)	1,335	1,332,183
2.30%, 06/05/19 (Call 05/05/19)	570	567,384

Security	Par (000)	Value

Diversified Financial Services (continued)
Cboe Global Markets Inc., 1.95%, 06/28/19	$394	$391,171
International Lease Finance Corp. 5.88%, 04/01/19	1,407	1,420,845
6.25%, 05/15/19	1,290	1,311,375
Jefferies Group LLC, 8.50%, 07/15/19	961	995,269
Mastercard Inc., 2.00%, 04/01/19(a)	846	843,073
National Rural Utilities Cooperative Finance Corp. 1.50%, 11/01/19	850	836,162
1.65%, 02/08/19	560	558,275
2.15%, 02/01/19 (Call 01/01/19)	415	413,743
2.30%, 11/15/19 (Call 10/15/19)	823	816,062
Nomura Holdings Inc., 2.75%, 03/19/19(a)	1,294	1,293,392
Synchrony Financial 3.00%, 08/15/19 (Call 07/15/19)	2,272	2,262,462
Not Rated, 2.60%, 01/15/19 (Call 12/15/18)	1,729	1,726,666
TD Ameritrade Holding Corp., 5.60%, 12/01/19	13	13,324

		28,694,290
Electric — 4.4%
Arizona Public Service Co., 8.75%, 03/01/19	350	356,569
Commonwealth Edison Co., 2.15%, 01/15/19 (Call 12/15/18)	330	329,637
Consolidated Edison Co. of New York Inc., 6.65%, 04/01/19(a)	485	492,435
Consumers Energy Co. 6.13%, 03/15/19	404	407,907
6.70%, 09/15/19(a)	565	580,617
Dominion Energy Inc. 2.50%, 12/01/19 (Call 11/01/19)	1,458	1,446,176
2.96%, 07/01/19(d)	642	641,114
5.20%, 08/15/19	655	665,179
Series A, 1.88%, 01/15/19	677	675,497
Series B, 1.60%, 08/15/19	1,720	1,699,979
DTE Energy Co. 1.50%, 10/01/19	1,054	1,038,253
2.40%, 12/01/19 (Call 11/01/19)(a)	485	480,354
Duke Energy Corp., 5.05%, 09/15/19	507	514,575
Duke Energy Ohio Inc., 5.45%, 04/01/19(a)	805	812,752
Duke Energy Progress LLC, 5.30%, 01/15/19	1,014	1,019,263
Emera U.S. Finance LP, 2.15%, 06/15/19	1,346	1,336,349
Entergy Texas Inc., 7.13%, 02/01/19	323	326,098
Eversource Energy, 4.50%, 11/15/19(a)	457	462,863
Exelon Generation Co. LLC, 5.20%, 10/01/19	1,249	1,271,095
Georgia Power Co., 4.25%, 12/01/19	618	624,742
Jersey Central Power & Light Co., 7.35%, 02/01/19	310	312,923
MidAmerican Energy Co., 2.40%, 03/15/19 (Call 02/15/19)	1,432	1,429,967
Nevada Power Co., 7.13%, 03/15/19	463	469,945
NextEra Energy Capital Holdings Inc. 2.30%, 04/01/19	875	872,524
2.40%, 09/15/19 (Call 08/15/19)	805	799,703
2.70%, 09/15/19 (Call 08/14/19)	765	761,963
Oglethorpe Power Corp., 6.10%, 03/15/19(a)	399	403,365
Portland General Electric Co., 6.10%, 04/15/19	50	50,664
Progress Energy Inc. 4.88%, 12/01/19	857	870,892
7.05%, 03/15/19	665	674,609
Public Service Co. of Colorado, 5.13%, 06/01/19(a)	815	825,342
Public Service Enterprise Group Inc., 1.60%, 11/15/19	752	739,750
Sempra Energy 1.63%, 10/07/19	995	980,672
9.80%, 02/15/19	745	758,939

32	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Dec 2019 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
Southern Co. (The) 1.85%, 07/01/19(a)	$2,536	$2,514,317
2.15%, 09/01/19 (Call 08/01/19)	670	664,117
Southern Power Co., Series D, 1.95%, 12/15/19	1,095	1,078,641
Union Electric Co., 6.70%, 02/01/19	570	575,136

		29,964,923
Electrical Components & Equipment — 0.1%
Emerson Electric Co., 4.88%, 10/15/19	637	647,498

Electronics — 0.7%
Amphenol Corp., 2.55%, 01/30/19 (Call 12/30/18)	1,541	1,538,719
Honeywell International Inc. 1.40%, 10/30/19(a)	2,476	2,437,721
1.80%, 10/30/19	973	961,597
Keysight Technologies Inc., 3.30%, 10/30/19
(Call 09/30/19)(a)	150	149,748

		5,087,785
Environmental Control — 0.1%
Republic Services Inc., 5.50%, 09/15/19(a)	885	902,771

Food — 1.2%
Campbell Soup Co., 4.50%, 02/15/19	237	237,896
General Mills Inc. 2.20%, 10/21/19	1,179	1,168,566
5.65%, 02/15/19(a)	1,432	1,442,239
Kellogg Co., 4.15%, 11/15/19(a)	643	649,275
Kroger Co. (The) 2.00%, 01/15/19	1,119	1,116,986
2.30%, 01/15/19 (Call 12/15/18)	392	391,569
Sysco Corp., 1.90%, 04/01/19(a)	1,322	1,317,082
Tyson Foods Inc., 2.65%, 08/15/19 (Call 07/15/19)	2,233	2,225,497

		8,549,110
Gas — 0.2%
Atmos Energy Corp., 8.50%, 03/15/19	305	311,121
Dominion Energy Gas Holdings LLC, 2.50%,
12/15/19 (Call 11/15/19)(a)	761	755,171
ONE Gas Inc., 2.07%, 02/01/19 (Call 01/01/19)	380	378,989
Southern Co. Gas Capital Corp., 5.25%, 08/15/19	160	162,410

		1,607,691
Health Care - Products — 1.0%
Becton Dickinson and Co. 2.13%, 06/06/19	805	799,872
2.68%, 12/15/19	2,603	2,584,701
Medtronic Global Holdings SCA, 1.70%, 03/28/19(a)	1,610	1,603,479
Stryker Corp., 2.00%, 03/08/19	1,422	1,417,450
Zimmer Biomet Holdings Inc., 4.63%, 11/30/19(a)	404	409,070

		6,814,572
Health Care - Services — 1.0%
Aetna Inc., 2.20%, 03/15/19 (Call 02/15/19)(a)	721	718,707
Anthem Inc., 2.25%, 08/15/19	1,379	1,370,257
Dignity Health, 2.64%, 11/01/19	107	106,355
Humana Inc., 2.63%, 10/01/19	870	865,537
Quest Diagnostics Inc., 2.70%, 04/01/19	599	598,353
UnitedHealth Group Inc. 1.63%, 03/15/19	772	768,881
1.70%, 02/15/19	1,291	1,286,959
2.30%, 12/15/19(a)	1,068	1,058,655

		6,773,704

Security	Par (000)	Value

Holding Companies - Diversified — 0.0%
FS Investment Corp., 4.00%, 07/15/19	$200	$200,268

Home Builders — 0.1%
DR Horton Inc., 3.75%, 03/01/19 (Call 12/01/18)	703	703,218

Household Products & Wares — 0.2%
Kimberly-Clark Corp. 1.40%, 02/15/19	431	429,358
1.90%, 05/22/19(a)	800	796,136

		1,225,494
Insurance — 1.9%
Allstate Corp. (The), 7.45%, 05/16/19	352	360,283
American International Group Inc., 2.30%,
07/16/19 (Call 06/16/19)(a)	2,193	2,182,276
Berkshire Hathaway Finance Corp. 1.30%, 08/15/19	1,515	1,496,668
1.70%, 03/15/19	2,057	2,049,533
Berkshire Hathaway Inc., 2.10%, 08/14/19(a)	1,422	1,413,454
Chubb INA Holdings Inc., 5.90%, 06/15/19(a)	332	338,122
Hartford Financial Services Group Inc. (The), 6.00%, 01/15/19	500	503,030
Marsh & McLennan Companies Inc., 2.35%,
09/10/19 (Call 08/10/19)(a)	895	889,084
Protective Life Corp., 7.38%, 10/15/19(a)	472	490,158
Prudential Financial Inc. 2.35%, 08/15/19	913	907,997
7.38%, 06/15/19	1,362	1,398,175
Reinsurance Group of America Inc., 6.45%, 11/15/19(a)	345	355,298
Travelers Companies Inc. (The), 5.90%, 06/02/19	651	661,670
WR Berkley Corp., 7.38%, 09/15/19	105	108,684

		13,154,432
Internet — 1.3%
Alibaba Group Holding Ltd., 2.50%, 11/28/19 (Call 10/28/19)	2,950	2,932,152
Amazon.com Inc., 2.60%, 12/05/19 (Call 11/05/19)	2,482	2,473,090
Baidu Inc., 2.75%, 06/09/19(a)	925	921,319
eBay Inc., 2.20%, 08/01/19 (Call 07/01/19)	2,292	2,277,904

		8,604,465
Lodging — 0.1%
Marriott International Inc./MD, 3.00%, 03/01/19
(Call 12/01/18)	823	822,465

Machinery — 1.9%
Caterpillar Financial Services Corp. 1.35%, 05/18/19	1,044	1,034,938
1.90%, 03/22/19(a)	920	916,955
2.00%, 11/29/19	894	884,452
2.10%, 06/09/19(a)	1,407	1,400,654
2.25%, 12/01/19	906	898,562
7.15%, 02/15/19(a)	1,591	1,610,188
CNH Industrial Capital LLC, 3.38%, 07/15/19	700	699,489
Deere & Co., 4.38%, 10/16/19(a)	637	645,243
John Deere Capital Corp. 1.25%, 10/09/19	881	866,992
1.95%, 01/08/19	1,534	1,531,975
1.95%, 03/04/19(a)	725	722,970
2.25%, 04/17/19	444	442,761
2.30%, 09/16/19(a)	1,089	1,082,891

		12,738,070
Manufacturing — 0.9%
3M Co., 1.63%, 06/15/19(a)	1,085	1,077,069

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Dec 2019 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Manufacturing (continued)
Eaton Corp., 6.95%, 03/20/19	$510	$517,696
General Electric Co. 2.10%, 12/11/19	492	483,705
2.30%, 01/14/19	539	538,256
6.00%, 08/07/19(a)	2,119	2,161,189
Illinois Tool Works Inc. 1.95%, 03/01/19	615	613,155
6.25%, 04/01/19	1,056	1,070,509

		6,461,579
Media — 2.3%
21st Century Fox America Inc., 6.90%, 03/01/19	724	733,217
CBS Corp., 2.30%, 08/15/19 (Call 07/15/19)	1,102	1,095,123
Comcast Corp., 5.70%, 07/01/19(a)	1,722	1,752,238
Discovery Communications LLC 2.20%, 09/20/19	906	897,719
2.75%, 11/15/19 (Call 10/15/19)(c)	694	689,413
5.63%, 08/15/19(a)	400	407,648
RELX Capital Inc., 8.63%, 01/15/19	319	322,506
Time Warner Cable LLC 8.25%, 04/01/19	2,252	2,297,490
8.75%, 02/14/19	1,955	1,985,674
Viacom Inc., 5.63%, 09/15/19	643	655,937
Walt Disney Co. (The) 0.88%, 07/12/19(a)	845	833,694
1.65%, 01/08/19	860	858,521
1.85%, 05/30/19(a)	1,408	1,400,467
5.50%, 03/15/19	534	539,372
Warner Media LLC, 2.10%, 06/01/19(a)	1,521	1,512,893

		15,981,912
Mining — 0.3%
BHP Billiton Finance USA Ltd., 6.50%, 04/01/19	1,482	1,503,578
Newmont Mining Corp., 5.13%, 10/01/19	521	529,612

		2,033,190
Office & Business Equipment — 0.2%
Xerox Corp. 2.75%, 03/15/19	733	731,160
5.63%, 12/15/19	642	654,879

		1,386,039
Oil & Gas — 5.0%
Anadarko Petroleum Corp. 6.95%, 06/15/19	728	743,812
8.70%, 03/15/19	777	792,656
BP Capital Markets PLC 1.68%, 05/03/19	1,649	1,638,562
1.77%, 09/19/19(a)	1,268	1,254,369
2.24%, 05/10/19	1,534	1,529,521
4.75%, 03/10/19	1,039	1,045,546
Cenovus Energy Inc., 5.70%, 10/15/19	737	752,094
Chevron Corp. 1.56%, 05/16/19	2,220	2,205,304
1.69%, 02/28/19	726	723,626
2.19%, 11/15/19 (Call 10/15/19)	2,243	2,226,828
4.95%, 03/03/19	1,532	1,542,908
Encana Corp., 6.50%, 05/15/19	747	759,848
EOG Resources Inc., 5.63%, 06/01/19	1,510	1,532,076
EQT Corp., 8.13%, 06/01/19	470	482,869
Exxon Mobil Corp. 1.71%, 03/01/19	1,976	1,970,625
1.82%, 03/15/19 (Call 02/15/19)	2,343	2,335,081

Security	Par (000)	Value

Oil &Gas (continued)
Husky Energy Inc., 7.25%, 12/15/19	$1,267	$1,319,086
Shell International Finance BV 1.38%, 05/10/19	2,943	2,920,663
1.38%, 09/12/19(a)	2,040	2,013,439
4.30%, 09/22/19	3,202	3,240,776
Total Capital International SA 2.10%, 06/19/19(a)	1,827	1,817,719
2.13%, 01/10/19(a)	1,527	1,525,473

		34,372,881
Packaging & Containers — 0.3%
Bemis Co. Inc., 6.80%, 08/01/19(a)	791	811,946
WestRock RKT Co., 4.45%, 03/01/19(a)	964	968,386

		1,780,332
Pharmaceuticals — 4.8%
Allergan Funding SCS, 2.45%, 06/15/19	1,397	1,392,669
AstraZeneca PLC, 1.95%, 09/18/19	1,778	1,759,669
Bristol-Myers Squibb Co. 1.60%, 02/27/19	1,076	1,071,987
1.75%, 03/01/19	616	613,973
Cardinal Health Inc. 1.95%, 06/14/19(a)	1,775	1,762,398
2.40%, 11/15/19	657	651,100
CVS Health Corp., 2.25%, 08/12/19 (Call 07/12/19)	1,991	1,976,844
Eli Lilly & Co., 1.95%, 03/15/19(a)	870	867,590
Express Scripts Holding Co., 2.25%, 06/15/19	1,749	1,741,269
Express Scripts Inc., 7.25%, 06/15/19	232	237,679
Johnson & Johnson 1.13%, 03/01/19(a)	984	978,923
1.88%, 12/05/19(a)	760	752,400
McKesson Corp., 2.28%, 03/15/19(a)	1,518	1,514,144
Mead Johnson Nutrition Co., 4.90%, 11/01/19	962	977,767
Merck Sharp & Dohme Corp., 5.00%, 06/30/19(a)	1,862	1,887,454
Mylan NV, 2.50%, 06/07/19	897	892,748
Novartis Securities Investment Ltd., 5.13%, 02/10/19	3,685	3,706,889
Pfizer Inc. 1.45%, 06/03/19(a)	1,141	1,132,237
1.70%, 12/15/19	1,888	1,863,494
2.10%, 05/15/19	2,304	2,295,867
Shire Acquisitions Investments Ireland DAC, 1.90%, 09/23/19(a)	5,074	5,010,829

		33,087,930
Pipelines — 2.3%
Andeavor Logistics LP/Tesoro Logistics Finance Corp., 5.50%, 10/15/19 (Call 09/15/19)	921	938,140
Boardwalk Pipelines LP, 5.75%, 09/15/19	575	586,598
Enable Midstream Partners LP, 2.40%, 05/15/19 (Call 04/15/19)	717	713,480
Enbridge Energy Partners LP, 9.88%, 03/01/19	337	344,289
Energy Transfer Operating LP 9.00%, 04/15/19	620	635,810
9.70%, 03/15/19	462	472,894
Enterprise Products Operating LLC 2.55%, 10/15/19 (Call 09/15/19)	1,572	1,562,772
6.50%, 01/31/19	1,067	1,075,760
Kinder Morgan Energy Partners LP 2.65%, 02/01/19	1,132	1,130,902
9.00%, 02/01/19	685	694,672
Kinder Morgan Inc./DE, 3.05%, 12/01/19 (Call 11/01/19)	2,795	2,785,050
Magellan Midstream Partners LP, 6.55%, 07/15/19	408	417,645

34	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Dec 2019 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pipelines (continued)
ONEOK Partners LP, 8.63%, 03/01/19	$478	$486,494
Plains All American Pipeline LP/PAA Finance Corp., 2.60%, 12/15/19 (Call 11/15/19)	1,111	1,101,301
TransCanada PipeLines Ltd. 2.13%, 11/15/19	1,628	1,608,741
3.13%, 01/15/19	1,166	1,166,140
7.13%, 01/15/19	430	433,569

		16,154,257
Real Estate Investment Trusts — 1.6%
American Tower Corp., 3.40%, 02/15/19	1,672	1,672,953
Boston Properties LP, 5.88%, 10/15/19 (Call 07/17/19)(a)	1,308	1,333,728
ERP Operating LP, 2.38%, 07/01/19 (Call 06/01/19)(a)	1,311	1,304,366
Government Properties Income Trust, 3.75%, 08/15/19
(Call 07/15/19)	375	376,181
HCP Inc., 3.75%, 02/01/19 (Call 12/01/18)(a)	1,117	1,117,000
Senior Housing Properties Trust, 3.25%, 05/01/19 (Call 02/01/19)(a)	492	491,651
Simon Property Group LP, 2.20%, 02/01/19 (Call 11/01/18)	1,700	1,696,294
VEREIT Operating Partnership LP, 3.00%, 02/06/19 (Call 01/06/19)	1,177	1,176,565
Welltower Inc., 4.13%, 04/01/19 (Call 01/01/19)(a)	770	771,132
Weyerhaeuser Co., 7.38%, 10/01/19	777	805,671

		10,745,541
Retail — 1.7%
Costco Wholesale Corp., 1.70%, 12/15/19	1,926	1,901,636
Home Depot Inc. (The), 2.00%, 06/15/19 (Call 05/15/19).	1,751	1,742,788
Lowe’s Companies Inc., 1.15%, 04/15/19	517	513,231
McDonald’s Corp. 1.88%, 05/29/19	555	551,953
5.00%, 02/01/19	385	386,913
QVC Inc., 3.13%, 04/01/19(a)	250	249,455
Target Corp., 2.30%, 06/26/19(a)	1,690	1,683,578
Walgreens Boots Alliance Inc., 2.70%, 11/18/19
(Call 10/18/19)	2,557	2,542,758
Walmart Inc. 1.75%, 10/09/19(a)	1,989	1,968,573
4.13%, 02/01/19	488	489,601

		12,030,486
Semiconductors — 0.3%
Texas Instruments Inc., 1.65%, 08/03/19	1,251	1,239,216
Xilinx Inc., 2.13%, 03/15/19	698	695,773

		1,934,989
Software — 2.2%
CA Inc., 5.38%, 12/01/19	1,120	1,140,474
Microsoft Corp. 1.10%, 08/08/19(a)	4,437	4,380,428
4.20%, 06/01/19	1,210	1,220,297
Oracle Corp. 2.25%, 10/08/19(a)	3,448	3,426,519
2.38%, 01/15/19(a)	1,986	1,985,305
5.00%, 07/08/19	2,983	3,026,552

		15,179,575
Telecommunications — 4.2%
America Movil SAB de CV, 5.00%, 10/16/19(a)	1,100	1,116,687
AT&T Inc. 2.30%, 03/11/19(a)	2,127	2,122,363
5.80%, 02/15/19(a)	2,301	2,319,339
5.88%, 10/01/19	3,055	3,128,717

Security	Par/ Shares (000)	Value

Telecommunications (continued)
British Telecommunications PLC, 2.35%, 02/14/19	$695	$693,589
Cisco Systems Inc. 1.40%, 09/20/19(a)	2,868	2,830,974
1.60%, 02/28/19(a)	1,602	1,596,345
2.13%, 03/01/19	2,982	2,977,348
4.95%, 02/15/19	2,375	2,389,868
Deutsche Telekom International Finance BV, 6.00%, 07/08/19	1,415	1,442,663
Juniper Networks Inc., 3.13%, 02/26/19	655	655,157
Orange SA 1.63%, 11/03/19	2,074	2,041,106
2.75%, 02/06/19	1,448	1,447,291
5.38%, 07/08/19(a)	1,795	1,823,074
Telefonica Emisiones SAU, 5.88%, 07/15/19	1,971	2,008,153

		28,592,674
Transportation — 1.0%
Burlington Northern Santa Fe LLC, 4.70%, 10/01/19	1,240	1,258,178
Canadian Pacific Railway Co., 7.25%, 05/15/19(a)	215	219,702
FedEx Corp., 8.00%, 01/15/19	756	762,668
Norfolk Southern Corp., 5.90%, 06/15/19	489	497,435
Ryder System Inc. 2.45%, 09/03/19 (Call 08/03/19)	948	942,815
2.55%, 06/01/19 (Call 05/01/19)(a)	852	849,367
Union Pacific Corp., 2.25%, 02/15/19	645	643,904
United Parcel Service Inc., 5.13%, 04/01/19(a)	1,674	1,688,765

		6,862,834
Trucking & Leasing — 0.1%
GATX Corp., 2.50%, 03/15/19	762	760,575

Total Corporate Bonds & Notes — 96.5% (Cost: $667,120,863)		664,148,297

Short-Term Investments

Money Market Funds — 12.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.36%(b)(e)(f)	70,676	70,689,638
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.11%(b)(e)	17,668	17,668,093

		88,357,731

Total Short-Term Investments — 12.8% (Cost: $88,351,493)		88,357,731

Total Investments in Securities — 109.3% (Cost: $755,472,356)		752,506,028

Other Assets, Less Liabilities — (9.3)%		(63,849,659)

Net Assets — 100.0%		$688,656,369

(a)	All or a portion of this security is on loan.

(b)	Affiliate of the Fund.

(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.

(e)	Annualized 7-day yield as of period-end.

(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Dec 2019 Term Corporate ETF

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Par/Shares Held at 10/31/17 (000)	Par/Shares Purchased (000)		Par/Shares Sold (000)	Par/Shares Held at 10/31/18 (000)	Value at 10/31/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Cash Funds: Institutional, SL Agency Shares	11,235	59,441	(b)	—	70,676	$70,689,638	$132,518	(c)	$(3,468)	$5,645
BlackRock Cash Funds: Treasury, SL Agency Shares	4,492	13,176	(b)	—	17,668	17,668,093	184,801		—	—
PNC Bank N.A. 1.45%, 07/29/19	900	645		—	1,545	1,527,619	18,859		—	(4,302)
1.95%, 03/04/19	840	640		—	1,480	1,475,723	22,929		—	(3,026)
2.20%, 01/28/19	250	800		—	1,050	1,048,394	15,346		—	(1,647)
2.25%, 07/02/19	1,250	705		—	1,955	1,946,183	31,887		—	(8,130)
2.40%, 10/18/19	1,000	1,105		—	2,105	2,091,570	34,785		—	(13,199)
PNC Financial Services Group Inc. (The) 6.70%, 06/10/19	460	660		—	1,120	1,144,987	15,306		—	(4,364)
6.88%, 05/15/19	—	681		—	681	695,008	13,415		—	(2,316)

						$98,287,215	$469,846		$(3,468)	$(31,339)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.

(b)	Net of purchases and sales.

(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Corporate Bonds & Notes	$—	$664,148,297	$—	$664,148,297
Money Market Funds	88,357,731	—	—	88,357,731

	$88,357,731	$664,148,297	$—	$752,506,028

See notes to financial statements.

36	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2018	iShares® iBonds® Dec 2020 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Advertising — 0.2%
Interpublic Group of Companies Inc. (The), 3.50%, 10/01/20	$575	$574,362
Omnicom Group Inc./Omnicom Capital Inc., 4.45%, 08/15/20	1,237	1,257,831

		1,832,193
Aerospace & Defense — 1.8%
Boeing Co. (The) 1.65%, 10/30/20 (Call 09/30/20)	815	791,707
4.88%, 02/15/20	1,380	1,413,355
General Dynamics Corp., 2.88%, 05/11/20	1,595	1,589,051
Harris Corp., 2.70%, 04/27/20 (Call 03/27/20)	1,487	1,470,792
Lockheed Martin Corp., 2.50%, 11/23/20 (Call 10/23/20)	2,987	2,933,055
Raytheon Co. 3.13%, 10/15/20	1,960	1,958,628
4.40%, 02/15/20	542	551,479
United Technologies Corp. 1.90%, 05/04/20	2,080	2,035,737
4.50%, 04/15/20	2,145	2,179,427

		14,923,231
Agriculture — 1.5%
Altria Group Inc., 2.63%, 01/14/20 (Call 12/14/19)	2,183	2,167,872
BAT Capital Corp., 2.30%, 08/14/20(a)	3,192	3,124,617
Bunge Ltd. Finance Corp., 3.50%, 11/24/20(b)	340	338,983
Philip Morris International Inc. 2.00%, 02/21/20	1,595	1,571,171
4.50%, 03/26/20	1,831	1,863,574
Reynolds American Inc. 3.25%, 06/12/20	2,427	2,418,797
6.88%, 05/01/20(b)	1,082	1,135,050

		12,620,064
Airlines — 0.3%
Delta Air Lines Inc. 2.60%, 12/04/20	647	632,895
2.88%, 03/13/20	1,488	1,474,772
Southwest Airlines Co., 2.65%, 11/05/20 (Call 10/05/20)	708	698,647

		2,806,314
Apparel — 0.1%
Ralph Lauren Corp., 2.63%, 08/18/20 (Call 07/18/20)	530	522,946

Auto Manufacturers — 3.4%
American Honda Finance Corp. 1.95%, 07/20/20	1,295	1,267,973
2.00%, 02/14/20	879	866,703
2.45%, 09/24/20	1,427	1,406,451
Series A, 2.15%, 03/13/20	780	769,727
Ford Motor Credit Co. LLC 2.34%, 11/02/20	1,700	1,638,035
2.43%, 06/12/20	250	243,575
2.46%, 03/27/20	1,619	1,584,758
2.68%, 01/09/20	1,350	1,330,061
3.16%, 08/04/20	2,800	2,752,288
8.13%, 01/15/20	1,260	1,320,593
General Motors Financial Co. Inc. 2.65%, 04/13/20	1,424	1,409,091
3.15%, 01/15/20 (Call 12/15/19)	2,658	2,645,773
3.20%, 07/13/20 (Call 06/13/20)	2,977	2,949,612
3.70%, 11/24/20 (Call 10/24/20)	2,095	2,089,490
PACCAR Financial Corp., 1.95%, 02/27/20	419	412,887

Security	Par (000)	Value

Auto Manufacturers (continued)
Toyota Motor Credit Corp. 1.95%, 04/17/20	$1,795	$1,766,478
2.15%, 03/12/20	2,023	1,998,582
2.20%, 01/10/20(b)	1,205	1,193,661
4.50%, 06/17/20	447	456,499

		28,102,237
Auto Parts & Equiptment — 0.1%
Aptiv PLC, 3.15%, 11/19/20 (Call 10/19/20)	675	667,602

Banks — 31.8%
Australia & New Zealand Banking Group Ltd., 2.13%, 08/19/20	600	587,064
Australia & New Zealand Banking Group Ltd./New York NY 2.25%, 11/09/20	800	781,960
2.70%, 11/16/20(b)	3,100	3,057,530
Banco Bilbao Vizcaya Argentaria SA, 3.00%, 10/20/20	1,070	1,056,261
Bank of America Corp. 2.15%, 11/09/20 (Call 11/09/19)	2,050	2,001,558
2.63%, 10/19/20(b)	3,890	3,836,901
5.63%, 07/01/20	3,100	3,214,607
Series L, 2.25%, 04/21/20 .	3,493	3,438,824
Bank of Montreal 2.10%, 06/15/20	2,417	2,374,848
3.10%, 07/13/20(b)	1,010	1,007,515
Bank of New York Mellon Corp. (The) 2.45%, 11/27/20 (Call 10/27/20)	2,375	2,334,577
2.60%, 08/17/20 (Call 07/17/20)	2,577	2,548,653
4.60%, 01/15/20	565	574,650
Series G, 2.15%, 02/24/20 (Call 01/24/20)	2,258	2,230,136
Bank of Nova Scotia (The) 2.15%, 07/14/20	1,841	1,808,157
2.35%, 10/21/20(b)	2,496	2,451,122
Barclays Bank PLC, 5.14%, 10/14/20	1,715	1,749,746
Barclays PLC, 2.88%, 06/08/20(b)	1,750	1,728,965
BB&T Corp. 2.45%, 01/15/20 (Call 12/15/19)	3,645	3,612,231
2.63%, 06/29/20 (Call 05/29/20)	3,482	3,444,812
BNP Paribas SA, 2.38%, 05/21/20	1,650	1,627,742
BPCE SA, 2.25%, 01/27/20	600	592,026
Branch Banking & Trust Co., 2.25%, 06/01/20 (Call 05/01/20)	250	246,140
Canadian Imperial Bank of Commerce, 2.10%, 10/05/20	1,546	1,510,519
Capital One Financial Corp., 2.50%, 05/12/20 (Call 04/12/20)	4,028	3,969,191
Capital One N.A., 2.35%, 01/31/20 (Call 12/31/19)	2,165	2,136,855
Citibank N.A. 2.10%, 06/12/20 (Call 05/12/20)	1,955	1,918,852
2.13%, 10/20/20 (Call 09/20/20)	1,600	1,561,888
3.05%, 05/01/20 (Call 04/01/20)	2,350	2,341,540
Citigroup Inc. 2.40%, 02/18/20(b)	4,434	4,385,403
2.45%, 01/10/20 (Call 12/10/19)	3,330	3,299,431
2.65%, 10/26/20	5,294	5,213,002
5.38%, 08/09/20(b)	1,835	1,896,931
Citizens Bank N.A./Providence RI 2.20%, 05/26/20 (Call 04/26/20)	735	721,425
2.25%, 03/02/20 (Call 02/03/20)	1,050	1,034,975
2.25%, 10/30/20 (Call 09/30/20)	1,200	1,169,004
Comerica Bank, 2.50%, 06/02/20	250	246,415
Commonwealth Bank of Australia/New York NY 2.30%, 03/12/20	910	898,279
2.40%, 11/02/20(b)	1,100	1,077,703

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Dec 2020 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
Cooperatieve Rabobank UA/NY, 2.25%, 01/14/20(b)	$1,475	$1,458,952
Credit Suisse AG/New York NY 4.38%, 08/05/20	750	762,248
5.40%, 01/14/20(b)	3,358	3,432,850
Credit Suisse Group Funding Guernsey Ltd. 2.75%, 03/26/20	2,250	2,226,127
3.13%, 12/10/20	2,980	2,947,041
Deutsche Bank AG, 2.95%, 08/20/20	1,554	1,522,205
Deutsche Bank AG/New York NY, 2.70%, 07/13/20	2,865	2,799,420
Discover Bank, 3.10%, 06/04/20 (Call 05/04/20)	2,640	2,618,431
Fifth Third Bancorp., 2.88%, 07/27/20 (Call 06/27/20)	3,066	3,039,172
First Horizon National Corp., 3.50%, 12/15/20 (Call 11/15/20)	955	953,501
Goldman Sachs Bank USA/New York NY, 3.20%, 06/05/20(b)	1,190	1,189,048
Goldman Sachs Group Inc. (The) 2.60%, 04/23/20 (Call 03/23/20)	4,090	4,047,668
2.75%, 09/15/20 (Call 08/15/20)	4,215	4,163,998
5.38%, 03/15/20	4,797	4,925,128
Series D, 6.00%, 06/15/20	1,813	1,884,849
HSBC Bank USA N.A., 4.88%, 08/24/20	1,520	1,555,340
HSBC USA Inc. 2.35%, 03/05/20	3,135	3,097,788
2.75%, 08/07/20(b)	2,985	2,955,866
5.00%, 09/27/20	1,175	1,203,870
Huntington Bancshares Inc./OH, 7.00%, 12/15/20	200	213,512
Huntington National Bank (The) 2.38%, 03/10/20 (Call 02/10/20)	750	740,970
2.40%, 04/01/20 (Call 03/01/20)	1,220	1,203,859
2.88%, 08/20/20 (Call 07/20/20)(b)	530	524,472
JPMorgan Chase & Co. 2.25%, 01/23/20 (Call 12/23/19)(b)	5,906	5,834,951
2.55%, 10/29/20 (Call 09/29/20)	3,848	3,783,277
2.75%, 06/23/20 (Call 05/23/20)	3,597	3,561,857
4.25%, 10/15/20	3,881	3,941,000
4.40%, 07/22/20	4,636	4,714,951
4.95%, 03/25/20	2,590	2,649,363
KeyBank N.A./Cleveland OH, 2.25%, 03/16/20	545	537,659
KeyCorp., 2.90%, 09/15/20	2,981	2,953,724
Lloyds Bank PLC, 2.70%, 08/17/20	1,660	1,636,378
Manufacturers & Traders Trust Co. 2.05%, 08/17/20 (Call 07/17/20)	1,250	1,222,338
2.10%, 02/06/20 (Call 01/06/20)	1,300	1,283,971
Morgan Stanley 2.65%, 01/27/20	4,925	4,889,737
2.80%, 06/16/20	4,705	4,663,173
5.50%, 01/26/20	2,575	2,643,031
5.50%, 07/24/20	3,695	3,818,561
MUFG Americas Holdings Corp., 2.25%, 02/10/20
(Call 11/08/18)	1,027	1,019,513
National Australia Bank Ltd./ New York 2.13%, 05/22/20	1,620	1,591,294
2.25%, 01/10/20	1,150	1,137,316
2.63%, 07/23/20	1,470	1,451,757
National Bank of Canada 2.15%, 06/12/20 (Call 05/12/20)	1,775	1,742,961
2.20%, 11/02/20 (Call 10/02/20)	1,000	973,340
Natwest Markets PLC, 5.63%, 08/24/20(b)	428	440,827
Northern Trust Corp., 3.45%, 11/04/20	1,127	1,132,556
PNC Bank N.A. 2.00%, 05/19/20 (Call 04/19/20)(c)	1,850	1,814,129
2.30%, 06/01/20 (Call 05/02/20)(c)	1,720	1,693,615

Security	Par (000)	Value

Banks (continued)
2.45%, 11/05/20 (Call 10/06/20)(c)	$2,060	$2,023,085
2.60%, 07/21/20 (Call 06/21/20)(c)	550	543,428
PNC Financial Services Group Inc. (The) 4.38%, 08/11/20(c)	1,114	1,132,838
5.13%, 02/08/20(c)	1,399	1,431,219
RBC USA Holdco Corp., 5.25%, 09/15/20	290	298,967
Royal Bank of Canada 2.13%, 03/02/20	3,291	3,247,921
2.15%, 03/06/20(b)	1,714	1,692,369
2.15%, 10/26/20(b)	2,309	2,258,271
2.35%, 10/30/20(b)	2,602	2,555,112
Santander Holdings USA Inc., 2.65%, 04/17/20 (Call 03/17/20)	2,112	2,083,425
Santander UK Group Holdings PLC, 2.88%, 10/16/20	2,588	2,551,225
Santander UK PLC, 2.38%, 03/16/20(b)	2,400	2,369,736
Skandinaviska Enskilda Banken AB, 2.30%, 03/11/20(b)	800	788,504
State Street Corp., 2.55%, 08/18/20	3,165	3,129,299
Sumitomo Mitsui Banking Corp. 2.45%, 01/16/20	2,050	2,029,705
2.45%, 10/20/20	250	245,088
2.51%, 01/17/20	1,750	1,734,040
2.65%, 07/23/20	1,350	1,332,045
SunTrust Bank/Atlanta GA, 2.25%, 01/31/20 (Call 12/31/19)	1,212	1,197,517
Svenska Handelsbanken AB 1.95%, 09/08/20	350	340,704
2.40%, 10/01/20(b)	2,300	2,257,841
Toronto-Dominion Bank (The) 1.85%, 09/11/20	1,253	1,222,602
2.50%, 12/14/20(b)	4,747	4,668,295
U.S. Bank N.A./Cincinnati OH 2.00%, 01/24/20 (Call 12/24/19)	1,830	1,804,508
2.05%, 10/23/20 (Call 09/23/20)	1,680	1,639,764
2.35%, 01/23/20 (Call 12/23/19)	750	743,040
UBS AG/Stamford CT 2.35%, 03/26/20	2,200	2,171,510
4.88%, 08/04/20	590	604,461
Wells Fargo & Co. 2.55%, 12/07/20	4,116	4,027,012
2.60%, 07/22/20	4,070	4,016,642
Series N, 2.15%, 01/30/20	3,995	3,941,667
Wells Fargo Bank N.A., 2.40%, 01/15/20	450	446,157
Westpac Banking Corp. 2.15%, 03/06/20(b)	2,502	2,466,046
2.30%, 05/26/20	1,639	1,613,825
2.60%, 11/23/20	3,312	3,261,293
3.05%, 05/15/20	745	742,877

		258,897,070
Beverages — 2.2%
Coca-Cola Co. (The) 1.88%, 10/27/20(b)	3,608	3,525,810
2.45%, 11/01/20	1,807	1,784,973
3.15%, 11/15/20(b)	2,207	2,210,244
Coca-Cola European Partners PLC, 3.50%, 09/15/20(b)	300	299,550
Coca-Cola Femsa SAB de CV, 4.63%, 02/15/20	300	304,245
Diageo Capital PLC 3.00%, 05/18/20	405	403,983
4.83%, 07/15/20	927	950,490
Molson Coors Brewing Co., 2.25%, 03/15/20 (Call 02/15/20)	820	806,478

38	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Dec 2020 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Beverages (continued)
PepsiCo Inc. 1.85%, 04/30/20 (Call 03/30/20)	$1,437	$1,411,939
2.15%, 10/14/20 (Call 09/14/20)(b)	2,767	2,718,190
3.13%, 11/01/20	2,020	2,019,374
4.50%, 01/15/20	1,090	1,108,737

		17,544,013
Biotechnology — 2.4%
Amgen Inc. 2.13%, 05/01/20 (Call 04/01/20)	1,678	1,650,112
2.20%, 05/11/20	2,052	2,019,660
3.45%, 10/01/20	1,520	1,522,097
Baxalta Inc., 2.88%, 06/23/20 (Call 05/23/20)	590	583,475
Biogen Inc., 2.90%, 09/15/20	3,150	3,120,295
Bio-Rad Laboratories Inc., 4.88%, 12/15/20	898	918,385
Celgene Corp. 2.88%, 08/15/20	3,267	3,234,069
3.95%, 10/15/20(b)	465	468,855
Genzyme Corp., 5.00%, 06/15/20	422	433,909
Gilead Sciences Inc. 2.35%, 02/01/20	1,449	1,435,365
2.55%, 09/01/20	4,002	3,954,456

		19,340,678
Building Materials — 0.1%
Fortune Brands Home & Security Inc., 3.00%, 06/15/20 (Call 05/15/20)	225	222,813
Johnson Controls International PLC, 5.00%, 03/30/20	755	770,455

		993,268
Chemicals — 2.0%
Dow Chemical Co. (The), 4.25%, 11/15/20 (Call 08/15/20)	2,865	2,903,191
Eastman Chemical Co., 2.70%, 01/15/20 (Call 12/15/19)	2,132	2,116,095
EI du Pont de Nemours & Co. 2.20%, 05/01/20	3,562	3,521,571
4.63%, 01/15/20(b)	1,733	1,762,513
International Flavors & Fragrances Inc., 3.40%, 09/25/20	734	733,457
Nutrien Ltd., 4.88%, 03/30/20	490	498,683
PPG Industries Inc., 3.60%, 11/15/20(b)	88	88,425
Praxair Inc., 2.25%, 09/24/20	535	525,894
Sherwin-Williams Co. (The), 2.25%, 05/15/20	3,949	3,883,289

		16,033,118
Commercial Services — 0.7%
Automatic Data Processing Inc., 2.25%, 09/15/20 (Call 08/15/20)	2,597	2,556,591
Block Financial LLC, 4.13%, 10/01/20 (Call 09/01/20)	1,353	1,361,375
Ecolab Inc., 2.25%, 01/12/20	378	373,778
Moody’s Corp., 5.50%, 09/01/20	825	855,211
S&P Global Inc., 3.30%, 08/14/20 (Call 07/14/20)	575	574,523
Western Union Co. (The), 5.25%, 04/01/20(b)	178	181,891

		5,903,369
Computers — 2.2%
Apple Inc. 1.55%, 02/07/20	2,170	2,132,264
1.80%, 05/11/20	1,565	1,537,049
1.90%, 02/07/20	2,110	2,082,254
2.00%, 05/06/20	2,362	2,326,523
2.00%, 11/13/20	1,585	1,550,447
Hewlett Packard Enterprise Co., 3.60%, 10/15/20 (Call 09/15/20)	5,038	5,047,874
HP Inc., 3.75%, 12/01/20	1,018	1,024,240

Security	Par (000)	Value

Computers (continued)
International Business Machines Corp. 1.63%, 05/15/20	$1,660	$1,620,807
1.90%, 01/27/20	1,025	1,009,933

		18,331,391
Cosmetics & Personal Care — 0.4%
Estee Lauder Companies Inc. (The), 1.80%, 02/07/20	901	886,503
Unilever Capital Corp. 1.80%, 05/05/20	1,645	1,612,988
2.10%, 07/30/20(b)	585	573,833

		3,073,324
Diversified Financial Services — 5.0%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 4.25%, 07/01/20	865	871,142
4.63%, 10/30/20	795	806,941
Air Lease Corp. 2.13%, 01/15/20	1,118	1,099,296
4.75%, 03/01/20	234	237,606
American Express Co., 2.20%, 10/30/20 (Call 09/29/20)	235	229,529
American Express Credit Corp. 2.20%, 03/03/20 (Call 02/01/20)	3,249	3,203,059
2.38%, 05/26/20 (Call 04/25/20)	4,644	4,579,216
Series F, 2.60%, 09/14/20 (Call 08/14/20)	3,422	3,375,871
Ameriprise Financial Inc., 5.30%, 03/15/20	694	713,300
Charles Schwab Corp. (The), 4.45%, 07/22/20	1,217	1,240,525
GE Capital International Funding Co. Unlimited Co., 2.34%, 11/15/20(b)	7,779	7,538,629
Intercontinental Exchange Inc., 2.75%, 12/01/20 (Call 11/01/20)	2,695	2,663,927
International Lease Finance Corp., 8.25%, 12/15/20	2,320	2,516,643
Lazard Group LLC, 4.25%, 11/14/20	418	422,995
Nasdaq Inc., 5.55%, 01/15/20	1,112	1,140,412
National Rural Utilities Cooperative Finance Corp. 2.00%, 01/27/20 (Call 12/27/19)	834	823,116
2.30%, 11/01/20 (Call 10/01/20)	827	809,848
2.35%, 06/15/20 (Call 05/15/20)	435	428,653
Nomura Holdings Inc., 6.70%, 03/04/20	1,193	1,243,750
Stifel Financial Corp., 3.50%, 12/01/20(b)	311	308,235
Synchrony Financial, 2.70%, 02/03/20 (Call 01/03/20)	1,616	1,594,782
Visa Inc., 2.20%, 12/14/20 (Call 11/14/20)	5,338	5,228,571

		41,076,046
Electric — 4.0%
Ameren Corp., 2.70%, 11/15/20 (Call 10/15/20)	1,254	1,235,002
American Electric Power Co. Inc., 2.15%, 11/13/20	722	704,008
Berkshire Hathaway Energy Co., 2.40%, 02/01/20 (Call 01/01/20)	608	602,114
Consolidated Edison Co. of New York Inc., 4.45%, 06/15/20	340	346,032
Consolidated Edison Inc., Series A, 2.00%, 03/15/20	1,134	1,115,119
Dominion Energy Inc., 2.58%, 07/01/20	2,854	2,809,820
DTE Electric Co., 3.45%, 10/01/20 (Call 07/01/20)	460	460,948
Duke Energy Indiana LLC, 3.75%, 07/15/20	977	985,949
Edison International, 2.13%, 04/15/20	1,100	1,078,385
Entergy Corp., 5.13%, 09/15/20 (Call 06/15/20)	898	918,609
Exelon Corp. 2.85%, 06/15/20 (Call 05/15/20)	2,209	2,184,149
5.15%, 12/01/20 (Call 09/01/20)	1,066	1,092,991
Exelon Generation Co. LLC 2.95%, 01/15/20 (Call 12/15/19)(b)	2,329	2,313,559
4.00%, 10/01/20 (Call 07/01/20)	1,201	1,208,530

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Dec 2020 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
Georgia Power Co. 2.00%, 03/30/20	$482	$473,387
Series C, 2.00%, 09/08/20	1,121	1,093,009
Kentucky Utilities Co., 3.25%, 11/01/20 (Call 08/01/20)	380	380,464
LG&E & KU Energy LLC, 3.75%, 11/15/20 (Call 08/15/20)	954	958,436
Nevada Power Co., 2.75%, 04/15/20	865	860,874
Northern States Power Co./MN, 2.20%, 08/15/20
(Call 07/15/20)(b)	370	363,836
NV Energy Inc., 6.25%, 11/15/20	823	866,570
Pacific Gas & Electric Co., 3.50%, 10/01/20 (Call 07/01/20)(b)	1,296	1,294,315
Pinnacle West Capital Corp., 2.25%, 11/30/20	90	87,674
PSEG Power LLC, 5.13%, 04/15/20	250	255,490
Public Service Co. of Colorado, 3.20%, 11/15/20
(Call 05/15/20)(b)	1,190	1,188,286
Puget Energy Inc., 6.50%, 12/15/20	485	511,602
Sempra Energy 2.40%, 02/01/20	622	614,561
2.40%, 03/15/20 (Call 02/15/20)	1,045	1,030,997
2.85%, 11/15/20 (Call 10/15/20)	798	786,046
Southern Co. (The), 2.75%, 06/15/20 (Call 05/15/20)	2,420	2,392,460
Southern Power Co., Series 158, 2.38%, 06/01/20
(Call 05/01/20)	568	557,935
TECO Finance Inc., 5.15%, 03/15/20	882	899,164
UIL Holdings Corp., 4.63%, 10/01/20	108	109,856
WEC Energy Group Inc., 2.45%, 06/15/20 (Call 05/15/20)	694	684,256

		32,464,433
Electrical Components & Equipment — 0.0%
Emerson Electric Co., 4.25%, 11/15/20	150	152,694

Electronics — 0.3%
Agilent Technologies Inc., 5.00%, 07/15/20	457	468,768
Amphenol Corp., 2.20%, 04/01/20	650	638,982
Avnet Inc., 5.88%, 06/15/20	175	180,932
Corning Inc., 4.25%, 08/15/20	100	101,352
Flex Ltd., 4.63%, 02/15/20	813	815,545
Jabil Inc., 5.63%, 12/15/20	509	523,924

		2,729,503
Environmental Control — 0.3%
Republic Services Inc., 5.00%, 03/01/20	876	894,948
Waste Management Inc., 4.75%, 06/30/20	1,454	1,487,107

		2,382,055
Food — 1.8%
Hershey Co. (The) 2.90%, 05/15/20	980	976,168
4.13%, 12/01/20	380	387,273
Ingredion Inc., 4.63%, 11/01/20	275	280,646
JM Smucker Co. (The), 2.50%, 03/15/20	1,032	1,020,287
Kellogg Co., 4.00%, 12/15/20	1,958	1,984,002
Kraft Heinz Foods Co. 2.80%, 07/02/20 (Call 06/02/20)	3,079	3,047,533
5.38%, 02/10/20	1,999	2,050,494
Kroger Co. (The), 6.15%, 01/15/20	1,197	1,235,819
Mondelez International Inc. 3.00%, 05/07/20	1,185	1,180,011
5.38%, 02/10/20	320	328,125
Sysco Corp., 2.60%, 10/01/20 (Call 09/01/20)	1,964	1,936,229

		14,426,587

Security	Par (000)	Value

Gas — 0.2%
Dominion Energy Gas Holdings LLC, 2.80%, 11/15/20
(Call 10/15/20)	$1,344	$1,324,754

Health Care - Products — 2.3%
Abbott Laboratories, 2.80%, 09/15/20 (Call 08/15/20)(b)	1,075	1,064,970
Becton Dickinson and Co. 2.40%, 06/05/20	1,032	1,015,178
3.25%, 11/12/20(b)	1,759	1,745,807
Boston Scientific Corp. 2.85%, 05/15/20	1,173	1,163,041
6.00%, 01/15/20	1,117	1,151,236
Covidien International Finance SA, 4.20%, 06/15/20	583	591,687
Danaher Corp., 2.40%, 09/15/20 (Call 08/15/20)	1,470	1,447,627
Life Technologies Corp., 6.00%, 03/01/20	1,600	1,650,912
Medtronic Inc., 2.50%, 03/15/20	5,225	5,177,139
Stryker Corp., 4.38%, 01/15/20(b)	299	303,303
Thermo Fisher Scientific Inc., 4.70%, 05/01/20	205	208,647
Zimmer Biomet Holdings Inc., 2.70%, 04/01/20 (Call 03/01/20)	3,035	3,002,708

		18,522,255
Health Care - Services — 2.0%
Anthem Inc. 2.50%, 11/21/20	1,951	1,911,082
4.35%, 08/15/20	1,449	1,472,764
Cigna Corp., 5.13%, 06/15/20	335	343,502
Halfmoon Parent Inc., 3.20%, 09/17/20(a)	2,694	2,678,402
Humana Inc., 2.50%, 12/15/20	1,671	1,636,728
Laboratory Corp. of America Holdings 2.63%, 02/01/20	946	937,685
4.63%, 11/15/20 (Call 08/15/20)	235	239,601
Quest Diagnostics Inc., 2.50%, 03/30/20 (Call 02/29/20)	796	786,241
UnitedHealth Group Inc. 2.70%, 07/15/20(b)	5,185	5,143,676
3.88%, 10/15/20 (Call 07/15/20)	771	779,535

		15,929,216
Holding Companies - Diversified — 0.1%
Ares Capital Corp., 3.88%, 01/15/20 (Call 12/15/19)	537	538,745
FS Investment Corp., 4.25%, 01/15/20 (Call 12/15/19)	100	100,301

		639,046
Home Builders — 0.1%
DR Horton Inc., 4.00%, 02/15/20	1,036	1,039,284

Insurance — 2.1%
AEGON Funding Co. LLC, 5.75%, 12/15/20	276	288,017
Aflac Inc., 2.40%, 03/16/20	950	940,433
Alterra Finance LLC, 6.25%, 09/30/20	255	266,631
American International Group Inc. 3.38%, 08/15/20	2,062	2,057,464
6.40%, 12/15/20	1,365	1,440,785
Aon Corp., 5.00%, 09/30/20	677	696,125
AXIS Specialty Finance LLC, 5.88%, 06/01/20	681	702,935
Berkshire Hathaway Finance Corp., 2.90%, 10/15/20	1,280	1,275,443
Chubb INA Holdings Inc., 2.30%, 11/03/20 (Call 10/03/20)	1,200	1,176,792
CNA Financial Corp., 5.88%, 08/15/20	620	644,825
Hartford Financial Services Group Inc. (The), 5.50%, 03/30/20	1,745	1,794,820
Manulife Financial Corp., 4.90%, 09/17/20	210	215,193
Marsh & McLennan Companies Inc., 2.35%, 03/06/20
(Call 02/06/20)	997	983,012
PartnerRe Finance B LLC, 5.50%, 06/01/20	428	440,061

40	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Dec 2020 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Insurance (continued)
Prudential Financial Inc. 4.50%, 11/15/20(b)	$800	$818,488
5.38%, 06/21/20	1,755	1,811,458
Travelers Companies Inc. (The), 3.90%, 11/01/20	1,050	1,062,621
Unum Group, 5.63%, 09/15/20(b)	460	476,496
WR Berkley Corp., 5.38%, 09/15/20	150	154,771

		17,246,370
Internet — 0.9%
Amazon.com Inc., 1.90%, 08/21/20	2,474	2,421,254
Baidu Inc., 3.00%, 06/30/20	685	678,616
eBay Inc. 2.15%, 06/05/20(b)	1,541	1,513,355
3.25%, 10/15/20 (Call 07/15/20)	1,015	1,011,366
Expedia Group Inc., 5.95%, 08/15/20	1,953	2,027,819

		7,652,410
Iron & Steel — 0.0%
ArcelorMittal, 5.13%, 06/01/20	300	306,684

Leisure Time — 0.2%
Carnival Corp., 3.95%, 10/15/20	1,422	1,438,410
Royal Caribbean Cruises Ltd., 2.65%, 11/28/20	392	384,999

		1,823,409
Lodging — 0.0%
Marriott International Inc./MD, 3.38%, 10/15/20 (Call 07/15/20)(b)	295	294,566

Machinery — 1.7%
ABB Finance USA Inc., 2.80%, 04/03/20	515	511,786
Caterpillar Financial Services Corp. 2.00%, 03/05/20	1,265	1,246,898
2.10%, 01/10/20	1,896	1,873,912
2.95%, 05/15/20	1,365	1,360,291
CNH Industrial Capital LLC, 4.38%, 11/06/20(b)	1,045	1,056,359
IDEX Corp., 4.50%, 12/15/20 (Call 09/15/20)	310	314,253
John Deere Capital Corp. 1.70%, 01/15/20	1,299	1,277,618
1.95%, 06/22/20	1,244	1,221,409
2.05%, 03/10/20	702	691,330
2.20%, 03/13/20	528	521,347
2.38%, 07/14/20	1,065	1,051,038
Series 0014, 2.45%, 09/11/20(b)	670	660,801
Rockwell Automation Inc., 2.05%, 03/01/20 (Call 02/01/20)	225	221,414
Roper Technologies Inc., 3.00%, 12/15/20 (Call 11/15/20)	1,753	1,736,013

		13,744,469
Manufacturing — 1.2%
3M Co., 2.00%, 08/07/20	772	757,618
General Electric Co. 2.20%, 01/09/20 (Call 12/09/19)	2,317	2,275,549
4.38%, 09/16/20	2,140	2,166,793
5.50%, 01/08/20	2,194	2,243,299
5.55%, 05/04/20	1,187	1,218,527
Ingersoll-Rand Luxembourg Finance SA, 2.63%, 05/01/20
(Call 04/01/20)	535	528,756
Pall Corp., 5.00%, 06/15/20	300	307,716

		9,498,258
Media — 2.3%
21st Century Fox America Inc., 5.65%, 08/15/20	506	525,552

Security	Par (000)	Value

Media (continued)
Charter Communications Operating LLC/Charter Communications Operating Capital, 3.58%, 07/23/20 (Call 06/23/20)	$3,524	$3,519,137
Comcast Corp. 3.30%, 10/01/20	120	119,939
5.15%, 03/01/20	3,050	3,126,433
Discovery Communications LLC 2.80%, 06/15/20 (Call 05/15/20)(a)	722	713,322
5.05%, 06/01/20	950	972,287
NBCUniversal Media LLC, 5.15%, 04/30/20	3,381	3,472,219
Time Warner Cable LLC, 5.00%, 02/01/20	3,115	3,165,868
Walt Disney Co. (The) 1.80%, 06/05/20	1,520	1,487,609
2.15%, 09/17/20	1,912	1,876,991

		18,979,357
Metal Fabricate & Hardware — 0.2%
Precision Castparts Corp., 2.25%, 06/15/20 (Call 05/15/20)	1,266	1,248,111

Mining — 0.0%
Southern Copper Corp., 5.38%, 04/16/20	127	130,195

Office & Business Equipment — 0.2%
Xerox Corp. 2.75%, 09/01/20	585	567,509
2.80%, 05/15/20	715	700,435

		1,267,944
Oil & Gas — 4.4%
BP Capital Markets PLC 2.32%, 02/13/20	2,800	2,770,516
2.52%, 01/15/20	2,498	2,480,939
4.50%, 10/01/20	3,188	3,258,997
Chevron Corp. 1.96%, 03/03/20 (Call 02/03/20)	3,296	3,248,439
1.99%, 03/03/20	1,125	1,109,205
2.42%, 11/17/20 (Call 10/17/20)	2,109	2,078,799
2.43%, 06/24/20 (Call 05/24/20)	1,460	1,443,765
EOG Resources Inc., 2.45%, 04/01/20 (Call 03/01/20)	894	884,291
EQT Corp., 2.50%, 10/01/20 (Call 09/01/20)	325	317,106
Exxon Mobil Corp., 1.91%, 03/06/20 (Call 02/06/20)	2,900	2,860,241
Marathon Oil Corp., 2.70%, 06/01/20 (Call 05/01/20)	1,186	1,170,463
Marathon Petroleum Corp., 3.40%, 12/15/20 (Call 11/15/20)	825	822,558
Pioneer Natural Resources Co., 7.50%, 01/15/20	310	324,632
Shell International Finance BV 2.13%, 05/11/20	3,573	3,521,620
2.25%, 11/10/20(b)	2,340	2,297,974
4.38%, 03/25/20	2,458	2,501,285
Total Capital SA, 4.45%, 06/24/20	2,960	3,014,434
Valero Energy Corp., 6.13%, 02/01/20	1,358	1,403,873

		35,509,137
Packaging & Containers — 0.1%
WestRock RKT Co., 3.50%, 03/01/20	475	474,406

Pharmaceuticals — 4.0%
AbbVie Inc., 2.50%, 05/14/20 (Call 04/14/20)	5,530	5,459,714
Allergan Funding SCS, 3.00%, 03/12/20 (Call 02/12/20)	6,100	6,077,367
Allergan Inc./U.S., 3.38%, 09/15/20	1,059	1,057,210
AstraZeneca PLC, 2.38%, 11/16/20	2,826	2,770,837
Cardinal Health Inc., 4.63%, 12/15/20(b)	774	789,890

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Dec 2020 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pharmaceuticals (continued)
CVS Health Corp. 2.80%, 07/20/20 (Call 06/20/20)	$5,552	$5,491,150
3.13%, 03/09/20	975	972,104
Express Scripts Holding Co., 2.60%, 11/30/20	904	886,119
Johnson & Johnson, 2.95%, 09/01/20	745	745,633
Mead Johnson Nutrition Co., 3.00%, 11/15/20	1,386	1,377,088
Medco Health Solutions Inc., 4.13%, 09/15/20	490	495,223
Merck & Co. Inc., 1.85%, 02/10/20	1,753	1,727,196
Mylan NV, 3.75%, 12/15/20 (Call 11/15/20)	768	766,264
Novartis Capital Corp. 1.80%, 02/14/20	1,427	1,405,353
4.40%, 04/24/20	1,690	1,721,366
Pfizer Inc., 5.20%, 08/12/20	245	253,732
Zoetis Inc., 3.45%, 11/13/20 (Call 10/13/20)	781	782,289

		32,778,535
Pipelines — 2.2%
Columbia Pipeline Group Inc., 3.30%, 06/01/20
(Call 05/01/20)	1,035	1,031,440
Enbridge Energy Partners LP 4.38%, 10/15/20 (Call 09/15/20)	1,228	1,244,590
5.20%, 03/15/20	551	562,775
Energy Transfer Operating LP, 4.15%, 10/01/20 (Call 08/01/20)	1,821	1,836,351
Energy Transfer Partners LP/Regency Energy Finance Corp., 5.75%, 09/01/20 (Call 06/01/20)	465	479,601
Enterprise Products Operating LLC 5.20%, 09/01/20	1,886	1,943,579
5.25%, 01/31/20	1,102	1,127,346
Kinder Morgan Energy Partners LP 5.30%, 09/15/20	1,293	1,331,467
6.50%, 04/01/20	680	707,329
6.85%, 02/15/20	1,014	1,057,217
ONEOK Partners LP, 3.80%, 03/15/20 (Call 02/15/20)	215	215,660
Phillips 66 Partners LP, 2.65%, 02/15/20 (Call 01/15/20)	450	445,990
Plains All American Pipeline LP/PAA Finance Corp., 5.75%, 01/15/20(b)	530	539,005
TransCanada PipeLines Ltd., 3.80%, 10/01/20	1,651	1,663,234
Williams Companies Inc. (The) 4.13%, 11/15/20 (Call 08/15/20)	946	952,622
5.25%, 03/15/20	2,370	2,422,851

		17,561,057
Real Estate Investment Trusts — 2.2%
Alexandria Real Estate Equities Inc., 2.75%, 01/15/20 (Call 12/15/19)	276	273,494
American Campus Communities Operating Partnership LP, 3.35%, 10/01/20 (Call 09/01/20)(b)	863	858,694
American Tower Corp. 2.80%, 06/01/20 (Call 05/01/20)	2,022	2,000,931
5.05%, 09/01/20	1,406	1,441,586
AvalonBay Communities Inc., 3.63%, 10/01/20 (Call 07/01/20)(b)	630	632,539
Boston Properties LP, 5.63%, 11/15/20 (Call 08/15/20)	1,587	1,645,925
Digital Realty Trust LP 3.40%, 10/01/20 (Call 09/01/20)	592	590,633
5.88%, 02/01/20 (Call 11/03/19)	760	777,875
ERP Operating LP, 4.75%, 07/15/20 (Call 04/15/20)	1,259	1,282,883
GLP Capital LP/GLP Financing II Inc., 4.88%, 11/01/20
(Call 08/01/20)	1,400	1,415,372
HCP Inc., 2.63%, 02/01/20 (Call 11/01/19)	2,354	2,328,671

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
Liberty Property LP, 4.75%, 10/01/20 (Call 07/01/20)(b)	$328	$334,445
Select Income REIT, 3.60%, 02/01/20 (Call 01/01/20)	431	428,324
Simon Property Group LP, 2.50%, 09/01/20 (Call 06/01/20)	2,004	1,976,124
UDR Inc., 3.70%, 10/01/20 (Call 07/01/20)	535	535,738
Ventas Realty LP/Ventas Capital Corp., 2.70%, 04/01/20 (Call 01/01/20)	1,226	1,212,894
Welltower Inc., 6.13%, 04/15/20	524	542,806

		18,278,934
Retail — 2.1%
Advance Auto Parts Inc., 5.75%, 05/01/20	115	118,408
AutoNation Inc., 5.50%, 02/01/20	582	594,915
AutoZone Inc., 4.00%, 11/15/20 (Call 08/15/20)	585	590,950
Costco Wholesale Corp., 1.75%, 02/15/20	675	664,112
Home Depot Inc. (The) 1.80%, 06/05/20	1,049	1,029,153
3.95%, 09/15/20 (Call 06/15/20)	758	768,066
Lowe’s Companies Inc., 4.63%, 04/15/20 (Call 10/15/19)(b)	405	410,917
McDonald’s Corp. 2.20%, 05/26/20 (Call 04/26/20)	2,008	1,977,398
2.75%, 12/09/20 (Call 11/09/20)	2,778	2,748,609
3.50%, 07/15/20	470	472,153
Nordstrom Inc., 4.75%, 05/01/20	672	684,217
Starbucks Corp., 2.20%, 11/22/20	878	859,035
Target Corp., 3.88%, 07/15/20	1,865	1,889,450
Walmart Inc. 1.90%, 12/15/20	1,956	1,908,626
3.25%, 10/25/20(b)	305	306,290
3.63%, 07/08/20	1,780	1,798,298

		16,820,597

Savings & Loans — 0.0%
First Niagara Financial Group Inc., 6.75%, 03/19/20(b)	355	370,095

Semiconductors — 1.9%
Analog Devices Inc., 2.85%, 03/12/20	765	760,395
Applied Materials Inc., 2.63%, 10/01/20 (Call 09/01/20)	953	942,069
Broadcom Corp./Broadcom Cayman Finance Ltd., 2.38%, 01/15/20	4,682	4,629,796
Intel Corp. 1.85%, 05/11/20(b)	1,043	1,024,883
2.45%, 07/29/20	3,348	3,312,478
Lam Research Corp., 2.75%, 03/15/20 (Call 02/15/20)	648	642,136
QUALCOMM Inc., 2.25%, 05/20/20	3,132	3,087,181
Texas Instruments Inc., 1.75%, 05/01/20 (Call 04/01/20)(b)	1,109	1,087,130

		15,486,068
Software — 2.8%
Adobe Inc., 4.75%, 02/01/20	1,429	1,456,952
Autodesk Inc., 3.13%, 06/15/20 (Call 05/15/20)	815	810,656
Broadridge Financial Solutions Inc., 3.95%, 09/01/20(b)	852	858,007
CA Inc., 3.60%, 08/01/20 (Call 07/01/20)	485	485,014
Fidelity National Information Services Inc., 3.63%, 10/15/20 (Call 09/15/20)	3,214	3,221,938
Fiserv Inc., 2.70%, 06/01/20 (Call 05/01/20)	1,395	1,379,878
Microsoft Corp. 1.85%, 02/06/20	2,448	2,416,323
1.85%, 02/12/20 (Call 01/12/20)	2,141	2,112,418
2.00%, 11/03/20 (Call 10/03/20)	3,154	3,088,397
3.00%, 10/01/20	2,093	2,092,916
Oracle Corp., 3.88%, 07/15/20	2,408	2,437,450

42	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Dec 2020 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Software (continued)
VMware Inc., 2.30%, 08/21/20(b)	$2,592	$2,530,855

		22,890,804

Telecommunications — 2.6%
America Movil SAB de CV, 5.00%, 03/30/20	1,650	1,683,000
AT&T Inc. 2.45%, 06/30/20 (Call 05/30/20)(b)	4,465	4,395,033
5.20%, 03/15/20	2,162	2,214,018
Cisco Systems Inc. 2.45%, 06/15/20	3,111	3,077,681
4.45%, 01/15/20	4,219	4,290,048
Telefonica Emisiones SAU, 5.13%, 04/27/20	2,843	2,911,431
Verizon Communications Inc., 2.63%, 02/21/20	3,008	2,987,576

		21,558,787
Transportation — 0.8%
Canadian National Railway Co., 2.40%, 02/03/20	445	441,120
CSX Corp., 3.70%, 10/30/20 (Call 07/30/20)	918	924,224
FedEx Corp., 2.30%, 02/01/20	1,581	1,562,155
Norfolk Southern Railway Co., 9.75%, 06/15/20	498	546,724
Ryder System Inc. 2.50%, 05/11/20 (Call 04/11/20)(b)	477	470,642
2.65%, 03/02/20 (Call 02/02/20)	697	690,664
Union Pacific Corp., 2.25%, 06/19/20 (Call 05/19/20)	885	871,229
United Parcel Service of America Inc., 8.38%, 04/01/20	562	601,823

		6,108,581
Trucking & Leasing — 0.1%
GATX Corp., 2.60%, 03/30/20 (Call 02/28/20)(b)	551	543,539

Total Corporate Bonds & Notes — 97.3%
(Cost: $802,437,900)		792,849,004

Security	Shares (000)	Value

Short-Term Investments

Money Market Funds — 6.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.36%(c)(d)(e)	35,651	$35,657,729
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.11%(c)(d)	16,505	16,504,752

		52,162,481

Total Short-Term Investments — 6.4% (Cost: $52,158,461)		52,162,481

Total Investments in Securities — 103.7% (Cost: $854,596,361)		845,011,485

Other Assets, Less Liabilities — (3.7)%		(30,058,615)

Net Assets — 100.0%		$814,952,870

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates
Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

	Par/Shares Held at 10/31/17	Par/Shares Purchased		Par/Shares Sold	Par/Shares Held at 10/31/18	Value at			Net Realized		Change in Unrealized Appreciation
Affiliated Issuer	(000)	(000)		(000)	(000)	10/31/18	Income		Gain (Loss)	(a)	(Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	11,839	23,812	(b)	—	35,651	$35,657,729	$103,131	(c)	$260		$3,188
BlackRock Cash Funds: Treasury, SL Agency Shares	5,087	11,418	(b)	—	16,505	16,504,752	115,701		—		—
PNC Bank N.A. 2.00%, 05/19/20	1,500	350		—	1,850	1,814,129	28,760		—		(24,425)
2.30%,06/01/20	250	1,470		—	1,720	1,693,615	28,453		—		(23,725)
2.45%, 11/05/20	1,000	1,060		—	2,060	2,023,085	34,640		—		(29,182)
2.60%,07/21/20	250	300		—	550	543,428	10,512		—		(6,757)
PNC Financial Services Group Inc. (The) 4.38%,08/11/20	371	743		—	1,114	1,132,838	22,063		—		(15,237)
5.13%,02/08/20	497	902		—	1,399	1,431,219	24,210		—		(12,901)

						$60,800,795	$367,470		$260		$(109,039)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Dec 2020 Term Corporate ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Corporate Bonds & Notes	$—	$792,849,004	$—	$792,849,004
Money Market Funds	52,162,481	—	—	52,162,481

	$52,162,481	$792,849,004	$—	$845,011,485

See notes to financial statements.

44	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2018	iShares® iBonds® Dec 2021 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes
Advertising — 0.2%

Interpublic Group of Companies Inc. (The), 3.75%, 10/01/21	$585	$585,012
WPP Finance 2010, 4.75%, 11/21/21	1,247	1,271,566

		1,856,578
Aerospace & Defense — 1.4%
Boeing Co. (The), 2.35%, 10/30/21	1,285	1,251,988
General Dynamics Corp. 3.00%, 05/11/21	2,215	2,199,783
3.88%, 07/15/21 (Call 04/15/21)	756	765,624
L3 Technologies Inc., 4.95%, 02/15/21 (Call 11/15/20)	1,110	1,138,194
Lockheed Martin Corp., 3.35%, 09/15/21	2,284	2,284,388
Northrop Grumman Corp., 3.50%, 03/15/21	1,109	1,109,632
United Technologies Corp. 1.95%, 11/01/21 (Call 10/01/21)	2,350	2,245,872
3.35%, 08/16/21(a)	605	602,641

		11,598,122
Agriculture — 0.8%
Altria Group Inc., 4.75%, 05/05/21	2,809	2,889,955
Archer-Daniels-Midland Co., 4.48%, 03/01/21	567	581,328
Philip Morris International Inc. 1.88%, 02/25/21 (Call 01/25/21)	1,621	1,568,318
2.90%, 11/15/21(a)	1,616	1,587,413
4.13%, 05/17/21	280	284,648

		6,911,662
Airlines — 0.1%
Delta Air Lines Inc., 3.40%, 04/19/21	520	514,904

Apparel — 0.1%
VF Corp., 3.50%, 09/01/21 (Call 06/01/21)	455	455,987

Auto Manufacturers — 4.4%
American Honda Finance Corp. 1.65%, 07/12/21(a)	1,016	972,220
1.70%, 09/09/21(a)	2,011	1,925,090
2.65%, 02/12/21	1,029	1,014,759
3.38%, 12/10/21	500	499,350
Ford Motor Credit Co. LLC 3.20%, 01/15/21	2,375	2,317,264
3.34%, 03/18/21(a)	2,945	2,874,997
3.47%, 04/05/21(a)	1,125	1,098,090
3.81%, 10/12/21	795	778,814
5.75%, 02/01/21	2,180	2,236,113
5.88%, 08/02/21	3,270	3,380,689
General Motors Financial Co. Inc. 3.20%, 07/06/21 (Call 06/06/21)	3,388	3,316,886
3.55%, 04/09/21(a)	585	579,080
4.20%, 03/01/21 (Call 02/01/21)	2,993	3,007,127
4.38%, 09/25/21	2,452	2,469,090
PACCAR Financial Corp. 2.80%, 03/01/21	1,404	1,387,770
3.10%, 05/10/21(a)	791	786,626
3.15%, 08/09/21	375	373,054
Toyota Motor Corp., 3.18%, 07/20/21	1,000	999,140
Toyota Motor Credit Corp. 1.90%, 04/08/21(a)	1,478	1,428,177
2.75%, 05/17/21(a)	1,602	1,579,187
2.95%, 04/13/21	675	669,661

Security	Par (000)	Value

Auto Manufacturers (continued)
3.40%, 09/15/21(a)	$1,220	$1,224,209
4.25%, 01/11/21	1,173	1,197,868

		36,115,261
Banks — 34.7%
Associated Bank N.A./Green Bay WI, 3.50%, 08/13/21
(Call 07/13/21)	900	893,412
Australia & New Zealand Banking Group Ltd., 3.30%, 05/17/21	1,550	1,540,467
Australia & New Zealand Banking Group Ltd./New York NY 2.30%, 06/01/21	1,930	1,870,710
2.55%, 11/23/21	1,150	1,113,994
Bancolombia SA, 5.95%, 06/03/21	1,080	1,119,906
Bank of America Corp. 2.63%, 04/19/21(a)	3,179	3,121,047
5.00%, 05/13/21(a)	2,090	2,164,070
5.88%, 01/05/21(a)	1,780	1,876,405
Bank of Montreal, 1.90%, 08/27/21	4,800	4,600,800
Bank of New York Mellon Corp. (The) 2.05%, 05/03/21 (Call 04/03/21)	3,084	2,983,400
2.50%, 04/15/21 (Call 03/15/21)(a)	2,359	2,309,956
3.55%, 09/23/21 (Call 08/23/21)	2,167	2,174,151
4.15%, 02/01/21(a)	105	106,886
Bank of Nova Scotia (The) 2.45%, 03/22/21	3,813	3,729,533
2.50%, 01/08/21	1,656	1,625,728
2.80%, 07/21/21	1,890	1,858,475
3.13%, 04/20/21	835	828,988
4.38%, 01/13/21(a)	1,229	1,255,411
Barclays Bank PLC, 2.65%, 01/11/21 (Call 12/11/20)	2,690	2,632,811
Barclays PLC 3.20%, 08/10/21(a)	2,315	2,264,764
3.25%, 01/12/21	1,805	1,778,827
BB&T Corp. 2.05%, 05/10/21 (Call 04/09/21)	3,036	2,936,905
2.15%, 02/01/21 (Call 01/01/21)	945	920,241
3.20%, 09/03/21 (Call 08/03/21)(a)	425	422,280
BNP Paribas SA, 5.00%, 01/15/21	5,542	5,716,961
BPCE SA 2.65%, 02/03/21(a)	1,190	1,166,498
2.75%, 12/02/21	2,170	2,111,584
Branch Banking & Trust Co., 2.85%, 04/01/21 (Call 03/01/21)	695	686,285
Canadian Imperial Bank of Commerce, 2.70%, 02/02/21(a)	1,856	1,825,692
Capital One Financial Corp. 3.45%, 04/30/21 (Call 03/30/21)	1,165	1,159,967
4.75%, 07/15/21(a)	3,483	3,581,743
Capital One N.A. 2.25%, 09/13/21 (Call 08/13/21)	1,525	1,463,115
2.95%, 07/23/21 (Call 06/23/21)	1,910	1,875,964
Citibank N.A. 2.85%, 02/12/21 (Call 01/12/21)	1,375	1,354,897
3.40%, 07/23/21 (Call 06/23/21)	945	940,436
Citigroup Inc. 2.35%, 08/02/21	3,098	2,996,479
2.70%, 03/30/21	5,280	5,170,598
2.90%, 12/08/21 (Call 11/08/21)(a)	4,201	4,105,763
Citizens Bank N.A./Providence RI, 2.55%, 05/13/21
(Call 04/13/21)	1,500	1,459,275
Citizens Financial Group Inc., 2.38%, 07/28/21
(Call 06/28/21)	1,305	1,256,232

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Dec 2021 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
Commonwealth Bank of Australia/New York NY, 2.55%, 03/15/21(a)	$1,290	$1,261,414
Compass Bank, 3.50%, 06/11/21 (Call 05/11/21)	1,400	1,387,932
Cooperatieve Rabobank UA, 4.50%, 01/11/21(a)	3,983	4,065,010
Cooperatieve Rabobank UA/NY, 2.50%, 01/19/21	3,115	3,048,308
Credit Suisse AG/New York NY, 3.00%, 10/29/21(a)	2,975	2,927,935
Credit Suisse Group Funding Guernsey Ltd., 3.45%, 04/16/21(a)	2,880	2,859,034
Deutsche Bank AG 3.13%, 01/13/21(a)	1,752	1,709,076
3.38%, 05/12/21(a)	2,742	2,686,145
Deutsche Bank AG/New York NY 3.15%, 01/22/21	6,743	6,556,017
3.38%, 05/12/21	535	520,903
4.25%, 02/04/21	610	607,542
4.25%, 10/14/21	520	515,679
Discover Bank, 3.20%, 08/09/21 (Call 07/09/21)	1,680	1,653,221
Fifth Third Bank/Cincinnati OH 2.25%, 06/14/21 (Call 05/14/21)	2,090	2,026,025
2.88%, 10/01/21 (Call 09/01/21)	2,085	2,043,446
3.35%, 07/26/21 (Call 06/26/21)	400	397,984
Goldman Sachs Group Inc. (The) 2.35%, 11/15/21 (Call 11/15/20)	3,775	3,631,965
2.63%, 04/25/21 (Call 03/25/21)(a)	3,336	3,261,340
2.88%, 02/25/21 (Call 01/25/21)	2,918	2,873,180
5.25%, 07/27/21(a)	5,240	5,449,862
HSBC Holdings PLC 2.95%, 05/25/21(a)	5,050	4,965,463
3.40%, 03/08/21	3,995	3,975,305
5.10%, 04/05/21	3,641	3,765,631
Huntington Bancshares Inc./OH, 3.15%, 03/14/21 (Call 02/14/21)(a)	1,724	1,705,277
Huntington National Bank (The), 3.25%, 05/14/21 (Call 04/14/21)(a)	580	575,685
JPMorgan Chase & Co. 2.30%, 08/15/21 (Call 08/15/20)(a)	4,468	4,324,845
2.40%, 06/07/21 (Call 05/07/21)	1,786	1,739,725
2.55%, 03/01/21 (Call 02/01/21)	5,037	4,936,965
4.35%, 08/15/21	4,517	4,617,594
4.63%, 05/10/21	2,393	2,460,004
KeyBank N.A./Cleveland OH 2.50%, 11/22/21	970	941,007
3.35%, 06/15/21	600	598,164
KeyCorp., 5.10%, 03/24/21	2,943	3,048,359
Lloyds Bank PLC 3.30%, 05/07/21(a)	1,340	1,330,419
6.38%, 01/21/21(a)	1,167	1,236,028
Lloyds Banking Group PLC, 3.10%, 07/06/21	2,440	2,398,398
Manufacturers & Traders Trust Co., 2.63%, 01/25/21 (Call 12/25/20)	1,055	1,036,770
Mitsubishi UFJ Financial Group Inc. 2.19%, 09/13/21	2,250	2,163,937
2.95%, 03/01/21	3,855	3,803,266
3.54%, 07/26/21	655	654,240
Mizuho Financial Group Inc., 2.27%, 09/13/21	1,550	1,490,898
Morgan Stanley 2.50%, 04/21/21	4,300	4,187,684
2.63%, 11/17/21	4,566	4,428,929
5.50%, 07/28/21	5,622	5,885,953
5.75%, 01/25/21	3,025	3,162,153

Security	Par (000)	Value

Banks (continued)
National Australia Bank Ltd./New York 1.88%, 07/12/21	$500	$478,345
2.50%, 01/12/21(a)	2,300	2,249,331
2.63%, 01/14/21	1,880	1,844,468
Northern Trust Corp., 3.38%, 08/23/21	760	761,330
PNC Bank N.A. 2.15%, 04/29/21 (Call 03/30/21)(a)(b)	2,725	2,641,560
2.50%, 01/22/21 (Call 12/23/20)(b)	1,090	1,069,116
2.55%, 12/09/21 (Call 11/09/21)(b)	910	885,166
Regions Bank/Birmingham AL, 2.75%, 04/01/21
(Call 03/01/21)	1,020	999,080
Regions Financial Corp., 3.20%, 02/08/21 (Call 01/08/21)	1,974	1,957,339
Royal Bank of Canada 2.50%, 01/19/21(a)	1,848	1,814,921
3.20%, 04/30/21(a)	3,115	3,102,166
Santander UK Group Holdings PLC 2.88%, 08/05/21	2,320	2,248,358
3.13%, 01/08/21	2,691	2,653,945
Santander UK PLC 2.50%, 01/05/21	600	586,254
3.40%, 06/01/21(a)	950	943,949
Skandinaviska Enskilda Banken AB 1.88%, 09/13/21	600	571,914
2.63%, 03/15/21	2,620	2,561,888
State Street Corp. 1.95%, 05/19/21	1,776	1,714,657
4.38%, 03/07/21	1,655	1,692,751
Sumitomo Mitsui Financial Group Inc. 2.06%, 07/14/21	3,041	2,920,364
2.44%, 10/19/21(a)	664	641,876
2.93%, 03/09/21(a)	3,938	3,882,986
SunTrust Banks Inc., 2.90%, 03/03/21 (Call 02/03/21)(a)	2,477	2,439,895
Svenska Handelsbanken AB 1.88%, 09/07/21	1,040	992,732
2.45%, 03/30/21	3,120	3,043,123
3.35%, 05/24/21	1,265	1,258,106
Synchrony Bank, 3.65%, 05/24/21 (Call 04/24/21)	1,095	1,081,192
Toronto-Dominion Bank (The) 1.80%, 07/13/21	3,002	2,882,070
2.13%, 04/07/21	3,690	3,585,905
2.55%, 01/25/21	1,490	1,465,713
3.25%, 06/11/21(a)	440	438,742
U.S. Bancorp. 2.35%, 01/29/21 (Call 12/29/20)	2,411	2,359,573
4.13%, 05/24/21 (Call 04/23/21)(a)	1,458	1,483,777
U.S. Bank N.A./Cincinnati OH, 3.15%, 04/26/21 (Call 03/26/21)	620	617,328
Wells Fargo & Co. 2.10%, 07/26/21	5,090	4,884,618
2.50%, 03/04/21(a)	4,854	4,736,679
3.00%, 01/22/21(a)	2,207	2,182,922
4.60%, 04/01/21(a)	3,730	3,816,051
Wells Fargo Bank N.A. 2.60%, 01/15/21(a)	2,060	2,019,356
3.33%, 07/23/21 (Call 07/23/20)(c)(d)	1,000	996,680
3.63%, 10/22/21 (Call 09/21/21)	750	749,700
Westpac Banking Corp. 2.00%, 08/19/21	2,839	2,722,459
2.10%, 05/13/21	2,165	2,090,892
2.65%, 01/25/21	1,360	1,336,798

46	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® Bonds® Dec 2021 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
Zions Bancorp. N.A., 3.50%, 08/27/21	$400	$396,884

		287,718,332
Beverages — 3.0%
Anheuser-Busch InBev Finance Inc., 2.65%, 02/01/21 (Call 01/01/21)	11,955	11,719,845
Anheuser-Busch InBev Worldwide Inc., 4.38%, 02/15/21	577	586,676
Coca-Cola Co. (The) 1.55%, 09/01/21	720	688,572
3.30%, 09/01/21	2,405	2,416,784
Constellation Brands Inc., 3.75%, 05/01/21	1,037	1,038,773
Keurig Dr Pepper Inc., 3.55%, 05/25/21(e)	2,155	2,145,152
Molson Coors Brewing Co., 2.10%, 07/15/21 (Call 06/15/21)	2,607	2,496,046
PepsiCo Inc. 1.70%, 10/06/21 (Call 09/06/21)	1,399	1,339,878
2.00%, 04/15/21 (Call 03/15/21)	1,325	1,288,404
3.00%, 08/25/21	1,452	1,446,236

		25,166,366
Biotechnology — 1.3%
Amgen Inc. 1.85%, 08/19/21 (Call 07/19/21)	1,412	1,351,637
3.88%, 11/15/21 (Call 08/15/21)(a)	2,652	2,676,690
4.10%, 06/15/21 (Call 03/15/21)(a)	2,015	2,045,144
Celgene Corp. 2.25%, 08/15/21	700	674,597
2.88%, 02/19/21(a)	625	615,769
Gilead Sciences Inc. 4.40%, 12/01/21 (Call 09/01/21)	2,488	2,550,051
4.50%, 04/01/21 (Call 01/01/21)	1,178	1,205,377
		11,119,265
Building Materials — 0.1%
CRH America Inc., 5.75%, 01/15/21	60	62,514
Johnson Controls International PLC 3.75%, 12/01/21 (Call 09/01/21)	220	220,352
4.25%, 03/01/21	185	187,688
Masco Corp., 3.50%, 04/01/21 (Call 03/01/21)	595	591,620

		1,062,174
Chemicals — 1.2%
Air Products & Chemicals Inc., 3.00%, 11/03/21	389	385,686
Celanese U.S. Holdings LLC, 5.88%, 06/15/21	764	799,725
Dow Chemical Co. (The), 4.13%, 11/15/21 (Call 08/15/21)	3,083	3,131,804
Eastman Chemical Co., 3.50%, 12/01/21	415	413,684
EI du Pont de Nemours & Co. 3.63%, 01/15/21	1,971	1,984,403
4.25%, 04/01/21(a)	677	690,384
LyondellBasell Industries NV, 6.00%, 11/15/21
(Call 08/17/21)	1,125	1,186,380
Mosaic Co. (The), 3.75%, 11/15/21 (Call 08/15/21)	470	469,243
Praxair Inc. 3.00%, 09/01/21	385	382,763
4.05%, 03/15/21	537	547,568

		9,991,640
Commercial Services — 0.8%
Ecolab Inc., 4.35%, 12/08/21	1,965	2,014,813
Equifax Inc. 2.30%, 06/01/21 (Call 05/01/21)	770	740,717
3.60%, 08/15/21	430	426,379
Moody’s Corp. 2.75%, 12/15/21 (Call 11/15/21)	1,200	1,169,952
3.25%, 06/07/21 (Call 05/07/21)	330	327,961

Security	Par (000)	Value

Commercial Services (continued)
Total System Services Inc., 3.80%, 04/01/21 (Call 03/01/21)	$1,448	$1,450,288
Verisk Analytics Inc., 5.80%, 05/01/21	678	711,405

		6,841,515
Computers — 3.0%
Apple Inc. 1.55%, 08/04/21 (Call 07/04/21)(a)	2,660	2,544,184
2.25%, 02/23/21 (Call 01/23/21)	4,356	4,265,657
2.85%, 05/06/21(a)	5,084	5,043,989
Dell International LLC/EMC Corp., 4.42%, 06/15/21
(Call 05/15/21)(e)	7,098	7,157,623
Hewlett Packard Enterprise Co., 3.50%, 10/05/21
(Call 09/05/21)(a)	435	434,087
HP Inc. 4.30%, 06/01/21	396	403,219
4.65%, 12/09/21	225	232,013
IBM Credit LLC 1.80%, 01/20/21(a)	1,018	984,151
2.65%, 02/05/21	600	590,514
International Business Machines Corp. 2.25%, 02/19/21	2,005	1,955,196
2.90%, 11/01/21	590	580,430
NetApp Inc., 3.38%, 06/15/21 (Call 04/15/21)	643	639,502

		24,830,565
Cosmetics & Personal Care — 0.8%
Colgate-Palmolive Co., 2.45%, 11/15/21	145	141,771
Estee Lauder Companies Inc. (The), 1.70%, 05/10/21
(Call 04/10/21)	435	418,244
Procter & Gamble Co. (The) 1.70%, 11/03/21(a)	1,576	1,508,248
1.85%, 02/02/21	1,240	1,205,156
Unilever Capital Corp. 1.38%, 07/28/21(a)	1,080	1,025,805
2.75%, 03/22/21	900	889,227
4.25%, 02/10/21	1,735	1,770,463

		6,958,914
Diversified Financial Services — 2.2%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 4.50%, 05/15/21	1,840	1,861,859
5.00%, 10/01/21(a)	1,170	1,200,326
Air Lease Corp. 2.50%, 03/01/21	1,070	1,042,255
3.38%, 06/01/21 (Call 05/01/21)	1,022	1,010,094
3.88%, 04/01/21 (Call 03/01/21)	1,010	1,011,525
Aircastle Ltd., 5.13%, 03/15/21	100	101,948
American Express Co., 3.38%, 05/17/21 (Call 04/17/21)	1,245	1,242,386
American Express Credit Corp., 2.25%, 05/05/21
(Call 04/04/21)(a)	3,627	3,526,496
Charles Schwab Corp. (The), 3.25%, 05/21/21 (Call 04/21/21)	765	762,254
HSBC Finance Corp., 6.68%, 01/15/21	664	702,678
International Lease Finance Corp., 4.63%, 04/15/21(a)	940	957,522
Jefferies Group LLC, 6.88%, 04/15/21(a)	1,243	1,329,761
Mastercard Inc., 2.00%, 11/21/21 (Call 10/21/21)	1,330	1,283,157
National Rural Utilities Cooperative Finance Corp., 2.90%, 03/15/21	858	848,287
Synchrony Financial, 3.75%, 08/15/21 (Call 06/15/21)	1,483	1,462,594

		18,343,142
Electric — 3.9%
Appalachian Power Co., 4.60%, 03/30/21 (Call 12/30/20)	275	281,581

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Dec 2021 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
Baltimore Gas & Electric Co., 3.50%, 11/15/21
(Call 08/15/21)	$210	$210,080
Berkshire Hathaway Energy Co., 2.38%, 01/15/21	875	857,001
CenterPoint Energy Houston Electric LLC, 1.85%, 06/01/21 (Call 05/01/21)	772	743,776
CenterPoint Energy Inc., 3.60%, 11/01/21	205	205,076
Commonwealth Edison Co., 3.40%, 09/01/21 (Call 06/01/21)	610	609,652
Consolidated Edison Inc., 2.00%, 05/15/21 (Call 04/15/21)	1,630	1,573,602
Dominion Energy Inc. 4.10%, 04/01/21(f) 4.45%, 03/15/21(a)	465 820	468,246 834,260
Series C, 2.00%, 08/15/21 (Call 07/15/21)(a)	1,225	1,171,431
Duke Energy Carolinas LLC, 3.90%, 06/15/21 (Call 03/15/21)	772	782,646
Duke Energy Corp. 1.80%, 09/01/21 (Call 08/01/21)	2,110	2,014,670
3.55%, 09/15/21 (Call 06/15/21)	1,570	1,569,341
Duke Energy Florida LLC, 3.10%, 08/15/21 (Call 05/15/21)	345	342,381
Duke Energy Progress LLC, 3.00%, 09/15/21 (Call 06/15/21)	493	488,203
Emera U.S. Finance LP, 2.70%, 06/15/21 (Call 05/15/21)	1,730	1,677,546
Entergy Arkansas Inc., 3.75%, 02/15/21 (Call 11/15/20)	440	442,900
Evergy Inc., 4.85%, 06/01/21 (Call 03/01/21)	360	366,070
Eversource Energy, 2.50%, 03/15/21 (Call 02/15/21)	749	734,162
Exelon Corp., 2.45%, 04/15/21 (Call 03/15/21)	1,248	1,213,043
Fortis Inc./Canada 2.10%, 10/04/21 (Call 09/04/21)(e)	100	95,410
2.10%, 10/04/21 (Call 09/04/21)	1,315	1,254,641
Georgia Power Co., 2.40%, 04/01/21 (Call 03/01/21)(a)	225	219,105
NextEra Energy Capital Holdings Inc., 4.50%, 06/01/21
(Call 03/01/21)	545	556,074
Ohio Power Co., Series M, 5.38%, 10/01/21	423	445,677
Pacific Gas & Electric Co., 4.25%, 05/15/21 (Call 02/15/21)	375	378,840
PacifiCorp, 3.85%, 06/15/21 (Call 03/15/21)	562	568,199
PECO Energy Co., 1.70%, 09/15/21 (Call 08/15/21)	100	95,274
PNM Resources Inc., 3.25%, 03/09/21	305	301,325
PPL Electric Utilities Corp., 3.00%, 09/15/21 (Call 06/15/21)	365	361,182
Progress Energy Inc., 4.40%, 01/15/21 (Call 10/15/20)	480	488,035
PSEG Power LLC, 3.00%, 06/15/21 (Call 05/15/21)	1,157	1,136,776
Public Service Electric & Gas Co., 1.90%, 03/15/21
(Call 02/15/21)	375	362,974
Public Service Enterprise Group Inc., 2.00%, 11/15/21
(Call 10/15/21)	460	437,253
Puget Energy Inc., 6.00%, 09/01/21	605	640,259
San Diego Gas & Electric Co., 3.00%, 08/15/21(a)	917	906,675
Southern California Edison Co. 3.88%, 06/01/21 (Call 03/01/21)(a)	653	657,760
Series A, 2.90%, 03/01/21	885	872,610
Southern Co. (The), 2.35%, 07/01/21 (Call 06/01/21)	4,428	4,280,813
Southern Power Co., Series E, 2.50%, 12/15/21 (Call 11/15/21)	300	287,796
WEC Energy Group Inc., 3.38%, 06/15/21	419	417,781
Wisconsin Electric Power Co., 2.95%, 09/15/21 (Call 06/15/21)	185	183,083
Xcel Energy Inc., 2.40%, 03/15/21 (Call 02/15/21)	915	893,644

		32,426,853
Electrical Components & Equipment — 0.1%
Emerson Electric Co., 2.63%, 12/01/21 (Call 11/01/21)	978	958,812

Electronics — 0.8%
Amphenol Corp., 3.13%, 09/15/21 (Call 08/15/21)	380	374,991
Avnet Inc., 3.75%, 12/01/21 (Call 11/01/21)	430	427,979

Security	Par (000)	Value

Electronics (continued)
FLIR Systems Inc., 3.13%, 06/15/21 (Call 05/15/21)	$325	$319,485
Fortive Corp., 2.35%, 06/15/21 (Call 05/15/21)	824	796,355
Honeywell International Inc. 1.85%, 11/01/21 (Call 10/01/21)	3,440	3,298,513
4.25%, 03/01/21	769	786,610
PerkinElmer Inc., 5.00%, 11/15/21 (Call 08/15/21)	897	921,228

		6,925,161
Environmental Control — 0.2%
Republic Services Inc., 5.25%, 11/15/21	859	901,057
Waste Management Inc., 4.60%, 03/01/21 (Call 12/01/20)	650	666,074

		1,567,131
Food — 1.5%
Campbell Soup Co. 3.30%, 03/15/21	1,520	1,503,386
4.25%, 04/15/21	645	652,385
Conagra Brands Inc., 3.80%, 10/22/21(a)	200	200,328
General Mills Inc. 3.15%, 12/15/21 (Call 09/15/21)(a)	1,582	1,557,004
3.20%, 04/16/21	740	734,235
Hershey Co. (The), 3.10%, 05/15/21(a)	915	911,239
JM Smucker Co. (The), 3.50%, 10/15/21(a)	874	873,572
Kellogg Co., 3.25%, 05/14/21	656	651,788
Kraft Heinz Foods Co., 3.38%, 06/15/21	775	771,668
Kroger Co. (The) 2.60%, 02/01/21 (Call 01/01/21)	403	394,360
2.95%, 11/01/21 (Call 10/01/21)	1,345	1,318,598
3.30%, 01/15/21 (Call 12/15/20)	1,004	999,111
Sysco Corp., 2.50%, 07/15/21 (Call 06/15/21)	1,255	1,221,843
Tyson Foods Inc., 2.25%, 08/23/21 (Call 07/23/21)	669	643,846

		12,433,363
Forest Products & Paper — 0.0%
International Paper Co., 7.50%, 08/15/21	219	241,263

Gas — 0.2%
CenterPoint Energy Resources Corp., 4.50%, 01/15/21 (Call 10/15/20)	675	686,799
National Fuel Gas Co., 4.90%, 12/01/21 (Call 09/01/21)(a)	451	458,721
Southern Co. Gas Capital Corp., 3.50%, 09/15/21 (Call 06/15/21)	125	124,573

		1,270,093
Hand & Machine Tools — 0.1%
Stanley Black & Decker Inc., 3.40%, 12/01/21 (Call 09/01/21)	420	418,261

Health Care - Products — 1.7%
Abbott Laboratories, 2.90%, 11/30/21 (Call 10/30/21)	5,132	5,039,624
Baxter International Inc., 1.70%, 08/15/21 (Call 07/15/21)	525	499,459
Becton Dickinson and Co., 3.13%, 11/08/21(a)	2,477	2,435,015
Life Technologies Corp., 5.00%, 01/15/21 (Call 10/15/20)	375	383,077
Medtronic Inc., 4.13%, 03/15/21 (Call 12/15/20)	431	437,594
Stryker Corp., 2.63%, 03/15/21 (Call 02/15/21)(a)	1,751	1,719,482
Thermo Fisher Scientific Inc. 3.60%, 08/15/21 (Call 05/15/21)	1,912	1,912,096
4.50%, 03/01/21	1,305	1,329,834
Zimmer Biomet Holdings Inc., 3.38%, 11/30/21
(Call 08/30/21)	210	207,417

		13,963,598
Health Care - Services — 1.3%
Aetna Inc., 4.13%, 06/01/21 (Call 03/01/21)	430	435,870
Anthem Inc., 3.70%, 08/15/21 (Call 05/15/21)	1,096	1,100,625

48	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Dec 2021 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care - Services (continued)
Cigna Corp., 4.50%, 03/15/21 (Call 12/15/20)(a)	$470	$478,568
Coventry Health Care Inc., 5.45%, 06/15/21 (Call 03/15/21)(a)	1,097	1,142,613
Halfmoon Parent Inc., 3.40%, 09/17/21(e)	1,680	1,668,206
Quest Diagnostics Inc., 4.70%, 04/01/21(a)	752	770,635
UnitedHealth Group Inc. 2.13%, 03/15/21	2,365	2,303,179
2.88%, 12/15/21(a)	1,178	1,160,837
3.15%, 06/15/21	840	836,388
3.38%, 11/15/21 (Call 08/15/21)	475	474,895
4.70%, 02/15/21 (Call 11/15/20)(a)	475	488,195

		10,860,011
Home Furnishings — 0.1%
Whirlpool Corp., 4.85%, 06/15/21	385	395,622

Household Products & Wares — 0.0%
Clorox Co. (The), 3.80%, 11/15/21	195	197,202

Housewares — 0.2%
Newell Brands Inc., 3.15%, 04/01/21 (Call 03/01/21)(a)	214	210,122
Tupperware Brands Corp., 4.75%, 06/01/21 (Call 03/01/21)	1,247	1,268,960

		1,479,082
Insurance — 1.9%
American International Group Inc., 3.30%, 03/01/21 (Call 02/01/21)	3,326	3,295,800
Aon PLC, 2.80%, 03/15/21 (Call 02/15/21)	535	524,872
Berkshire Hathaway Finance Corp., 4.25%, 01/15/21	1,903	1,950,404
Berkshire Hathaway Inc. 2.20%, 03/15/21 (Call 02/15/21)	2,066	2,023,296
3.75%, 08/15/21(a)	728	742,553
CNA Financial Corp., 5.75%, 08/15/21	345	362,636
Lincoln National Corp., 4.85%, 06/24/21	150	154,456
Marsh & McLennan Companies Inc., 4.80%, 07/15/21 (Call 04/15/21)(a)	1,070	1,098,537
MetLife Inc., 4.75%, 02/08/21(a)	1,092	1,123,537
Progressive Corp. (The), 3.75%, 08/23/21	557	561,712
Prudential Financial Inc., 4.50%, 11/16/21(a)	750	770,497
Reinsurance Group of America Inc., 5.00%, 06/01/21	470	485,985
Trinity Acquisition PLC, 3.50%, 09/15/21 (Call 08/15/21)	825	814,927
Unum Group, 3.00%, 05/15/21 (Call 04/15/21)	440	432,665
Willis Towers Watson PLC, 5.75%, 03/15/21	258	269,143
XLIT Ltd., 5.75%, 10/01/21(a)	749	788,690

		15,399,710
Internet — 1.0%
Alibaba Group Holding Ltd., 3.13%, 11/28/21 (Call 09/28/21)(a)	2,035	2,007,466
Alphabet Inc., 3.63%, 05/19/21	1,646	1,665,950
Amazon.com Inc., 3.30%, 12/05/21 (Call 10/05/21)	2,010	2,011,065
eBay Inc., 2.88%, 08/01/21 (Call 06/01/21)	1,810	1,777,130
JD.com Inc., 3.13%, 04/29/21	1,150	1,110,406

		8,572,017
Lodging — 0.2%
Marriott International Inc./MD 2.88%, 03/01/21 (Call 02/01/21)(a)	820	807,634
Series N, 3.13%, 10/15/21 (Call 07/15/21)(a)	395	389,593

		1,197,227
Machinery — 1.8%
Caterpillar Financial Services Corp. 1.70%, 08/09/21(a)	2,594	2,484,429
2.90%, 03/15/21	550	544,544

Security	Par (000)	Value

Machinery (continued)
Caterpillar Inc., 3.90%, 05/27/21	$2,599	$2,632,033
CNH Industrial Capital LLC 3.88%, 10/15/21	465	463,545
4.88%, 04/01/21	1,565	1,598,178
Dover Corp., 4.30%, 03/01/21 (Call 12/01/20)	120	121,972
John Deere Capital Corp. 2.35%, 01/08/21(a)	1,088	1,068,394
2.55%, 01/08/21	961	947,402
2.80%, 03/04/21	736	727,970
3.13%, 09/10/21(a)	735	732,310
3.15%, 10/15/21(a)	1,123	1,117,374
3.90%, 07/12/21	703	714,895
Roper Technologies Inc., 2.80%, 12/15/21 (Call 11/15/21)	683	664,655
Xylem Inc./NY, 4.88%, 10/01/21	1,110	1,142,789

		14,960,490
Manufacturing — 1.2%
3M Co. 1.63%, 09/19/21 (Call 08/19/21)	1,315	1,257,508
3.00%, 09/14/21 (Call 08/14/21)(a)	465	463,424
General Electric Co. 4.63%, 01/07/21	1,973	2,005,495
4.65%, 10/17/21(a)	3,054	3,107,506
5.30%, 02/11/21	2,349	2,409,628
Illinois Tool Works Inc., 3.38%, 09/15/21 (Call 06/15/21)	290	289,913
Ingersoll-Rand Global Holding Co. Ltd., 2.90%, 02/21/21	225	221,839

		9,755,313
Media — 2.2%
21st Century Fox America Inc., 4.50%, 02/15/21	1,666	1,699,287
CBS Corp., 4.30%, 02/15/21 (Call 11/15/20)	250	252,925
Comcast Corp., 3.45%, 10/01/21(a)	200	200,096
Discovery Communications LLC, 4.38%, 06/15/21	610	619,839
NBCUniversal Media LLC, 4.38%, 04/01/21	3,836	3,916,211
Time Warner Cable LLC 4.00%, 09/01/21 (Call 06/01/21)	2,529	2,533,274
4.13%, 02/15/21 (Call 11/15/20)	902	906,925
Viacom Inc., 3.88%, 12/15/21	1,175	1,173,954
Walt Disney Co. (The) 2.30%, 02/12/21	1,553	1,521,707
2.75%, 08/16/21	1,115	1,099,658
3.75%, 06/01/21(a)	760	770,450
Warner Media LLC 4.70%, 01/15/21	1,909	1,953,098
4.75%, 03/29/21	1,574	1,615,097

		18,262,521
Mining — 0.4%
BHP Billiton Finance USA Ltd., 3.25%, 11/21/21(a)	1,845	1,839,133
Goldcorp Inc., 3.63%, 06/09/21 (Call 04/09/21)	1,092	1,086,889
Kinross Gold Corp., 5.13%, 09/01/21 (Call 06/01/21)	330	337,194

		3,263,216
Office & Business Equipment — 0.2%
Xerox Corp., 4.50%, 05/15/21	1,801	1,786,628

Oil & Gas — 4.5%
Anadarko Petroleum Corp., 4.85%, 03/15/21 (Call 02/15/21)	2,260	2,309,878
Apache Corp., 3.63%, 02/01/21 (Call 11/01/20)	519	518,450
BP Capital Markets PLC 2.11%, 09/16/21 (Call 08/16/21)	1,505	1,451,949
3.56%, 11/01/21(a)	2,417	2,427,055
4.74%, 03/11/21(a)	1,975	2,034,388

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Dec 2021 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas (continued)
Canadian Natural Resources Ltd., 3.45%, 11/15/21 (Call 08/15/21)	$1,418	$1,405,890
Chevron Corp., 2.10%, 05/16/21 (Call 04/15/21)	3,135	3,044,085
Devon Energy Corp., 4.00%, 07/15/21 (Call 04/15/21)	1,243	1,248,096
Encana Corp., 3.90%, 11/15/21 (Call 08/15/21)	970	970,155
EOG Resources Inc., 4.10%, 02/01/21	1,274	1,290,906
EQT Corp., 4.88%, 11/15/21	1,639	1,677,779
Exxon Mobil Corp., 2.22%, 03/01/21 (Call 02/01/21)	5,063	4,953,437
Marathon Petroleum Corp., 5.13%, 03/01/21	1,316	1,357,533
Noble Energy Inc., 4.15%, 12/15/21 (Call 09/15/21)(a)	1,780	1,794,133
Occidental Petroleum Corp., Series 1, 4.10%, 02/01/21
(Call 11/01/20)	2,077	2,110,627
Pioneer Natural Resources Co., 3.45%, 01/15/21 (Call 12/15/20)	1,160	1,155,221
Shell International Finance BV 1.75%, 09/12/21	1,925	1,844,997
1.88%, 05/10/21	2,815	2,721,964
Total Capital International SA, 2.75%, 06/19/21	1,887	1,862,167
Total Capital SA 4.13%, 01/28/21(a)	730	743,571
4.25%, 12/15/21	553	566,753

		37,489,034
Oil & Gas Services — 0.2%
Baker Hughes a GE Co. LLC, 3.20%, 08/15/21 (Call 05/15/21)(a)	728	723,224
Halliburton Co., 3.25%, 11/15/21 (Call 08/15/21)(a)	794	789,546

		1,512,770
Packaging & Containers — 0.1%
Bemis Co. Inc., 4.50%, 10/15/21 (Call 07/15/21)	770	784,345

Pharmaceuticals — 5.0%
AbbVie Inc. 2.30%, 05/14/21 (Call 04/14/21)	2,998	2,908,929
3.38%, 11/14/21	1,515	1,507,077
AmerisourceBergen Corp., 3.50%, 11/15/21 (Call 08/15/21)	846	843,056
CVS Health Corp. 2.13%, 06/01/21 (Call 05/01/21)	4,058	3,915,280
3.35%, 03/09/21(a)	3,370	3,353,116
4.13%, 05/15/21 (Call 02/15/21)	1,096	1,108,264
Express Scripts Holding Co. 3.30%, 02/25/21 (Call 01/25/21)	905	897,606
4.75%, 11/15/21	2,610	2,687,256
GlaxoSmithKline Capital PLC, 3.13%, 05/14/21	1,775	1,765,397
Johnson & Johnson 1.65%, 03/01/21 (Call 02/01/21)	2,639	2,550,910
2.45%, 12/05/21	525	514,463
3.55%, 05/15/21(a)	345	348,440
Merck & Co. Inc., 3.88%, 01/15/21 (Call 10/15/20)	1,878	1,905,175
Mylan NV, 3.15%, 06/15/21 (Call 05/15/21)	3,709	3,624,991
Perrigo Finance Unlimited Co., 3.50%, 12/15/21
(Call 10/15/21)	250	245,613
Pfizer Inc. 1.95%, 06/03/21	1,750	1,697,588
2.20%, 12/15/21	2,010	1,949,801
3.00%, 09/15/21(a)	885	882,088
Sanofi, 4.00%, 03/29/21	2,616	2,655,292
Shire Acquisitions Investments Ireland DAC, 2.40%, 09/23/21
(Call 08/23/21)	5,185	4,983,303

Security	Par (000)	Value

Pharmaceuticals (continued)
Zoetis Inc., 3.25%, 08/20/21(a)	$860	$855,494

		41,199,139
Pipelines — 1.9%
Buckeye Partners LP, 4.88%, 02/01/21 (Call 11/01/20)	477	483,149
Enbridge Energy Partners LP, 4.20%, 09/15/21 (Call 06/15/21)	598	605,134
Energy Transfer Operating LP, 4.65%, 06/01/21 (Call 03/01/21)	1,620	1,648,820
Enterprise Products Operating LLC 2.80%, 02/15/21	1,016	1,000,994
2.85%, 04/15/21 (Call 03/15/21)	1,255	1,234,933
Kinder Morgan Energy Partners LP 3.50%, 03/01/21 (Call 01/01/21)	1,775	1,769,071
5.00%, 10/01/21 (Call 07/01/21)	765	789,067
5.80%, 03/01/21	309	323,115
Magellan Midstream Partners LP, 4.25%, 02/01/21	395	400,155
Plains All American Pipeline LP/PAA Finance Corp., 5.00%, 02/01/21 (Call 11/01/20)	442	451,052
Sabine Pass Liquefaction LLC, 5.63%, 02/01/21 (Call 11/01/20)	3,640	3,766,017
Southern Natural Gas Co. LLC/Southern Natural Issuing Corp., 4.40%, 06/15/21 (Call 03/15/21)	525	533,641
Sunoco Logistics Partners Operations LP, 4.40%, 04/01/21 (Call 03/01/21)	662	670,076
Western Gas Partners LP, 5.38%, 06/01/21 (Call 03/01/21)	892	919,108
Williams Companies Inc. (The) 4.00%, 11/15/21 (Call 08/15/21)	1,135	1,139,506
7.88%, 09/01/21	250	275,517

		16,009,355
Real Estate Investment Trusts — 2.5%
American Tower Corp. 3.30%, 02/15/21 (Call 01/15/21)	2,093	2,076,193
3.45%, 09/15/21	1,098	1,090,644
5.90%, 11/01/21	878	929,521
Boston Properties LP, 4.13%, 05/15/21 (Call 02/15/21)(a)	1,156	1,171,109
Corporate Office Properties LP, 3.70%, 06/15/21
(Call 04/15/21)(a)	285	281,552
Crown Castle International Corp. 2.25%, 09/01/21 (Call 08/01/21)	1,403	1,347,974
3.40%, 02/15/21 (Call 01/15/21)	1,831	1,819,794
Digital Realty Trust LP, 5.25%, 03/15/21 (Call 12/15/20)	810	836,090
ERP Operating LP, 4.63%, 12/15/21 (Call 09/15/21)(a)	1,743	1,796,231
GLP Capital LP/GLP Financing II Inc., 4.38%, 04/15/21	500	500,665
Healthcare Trust of America Holdings LP, 3.38%, 07/15/21
(Call 05/15/21)(a)	138	136,627
Highwoods Realty LP, 3.20%, 06/15/21 (Call 04/15/21)	100	98,015
Hospitality Properties Trust, 4.25%, 02/15/21
(Call 11/15/20)(a)	640	642,720
Host Hotels & Resorts LP, 6.00%, 10/01/21 (Call 07/01/21)	455	477,377
Kimco Realty Corp., 3.20%, 05/01/21 (Call 03/01/21)	838	828,715
Sabra Health Care LP/Sabra Capital Corp., 5.50%, 02/01/21
(Call 12/03/18)(a)	620	627,006
Simon Property Group LP 2.50%, 07/15/21 (Call 04/15/21)	1,561	1,523,286
4.13%, 12/01/21 (Call 09/01/21)	1,169	1,188,967
4.38%, 03/01/21 (Call 12/01/20)	1,489	1,517,440
VEREIT Operating Partnership LP, 4.13%, 06/01/21
(Call 05/01/21)	1,100	1,108,360
Welltower Inc., 4.95%, 01/15/21 (Call 10/15/20)	270	276,064

50	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Dec 2021 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
Weyerhaeuser Co., 4.70%, 03/15/21 (Call 12/15/20)	$719	$734,530

		21,008,880
Retail — 2.3%
AutoNation Inc., 3.35%, 01/15/21 (Call 12/15/20)	545	538,651
Best Buy Co. Inc., 5.50%, 03/15/21 (Call 12/15/20)(a)	1,004	1,041,951
Costco Wholesale Corp., 2.15%, 05/18/21 (Call 04/18/21)	1,857	1,811,838
Home Depot Inc. (The) 2.00%, 04/01/21 (Call 03/01/21)(a)	3,110	3,024,257
4.40%, 04/01/21 (Call 01/01/21)	1,833	1,877,689
Kohl’s Corp., 4.00%, 11/01/21 (Call 08/01/21)	1,039	1,044,569
Lowe’s Companies Inc. 3.75%, 04/15/21 (Call 01/15/21)	325	328,107
3.80%, 11/15/21 (Call 08/15/21)	925	936,054
Macy’s Retail Holdings Inc., 3.45%, 01/15/21 (Call 12/15/20)	731	723,895
McDonald’s Corp., 3.63%, 05/20/21	755	758,435
Nordstrom Inc., 4.00%, 10/15/21 (Call 07/15/21)	318	320,410
O’Reilly Automotive Inc. 4.63%, 09/15/21 (Call 06/15/21)	660	676,929
4.88%, 01/14/21 (Call 10/14/20)	320	328,378
Starbucks Corp., 2.10%, 02/04/21 (Call 01/04/21)	1,581	1,537,554
TJX Companies Inc. (The), 2.75%, 06/15/21 (Call 04/15/21)	1,099	1,083,053
Walgreens Boots Alliance Inc., 3.30%, 11/18/21
(Call 09/18/21)(a)	2,628	2,598,593
Walmart Inc., 3.13%, 06/23/21	480	479,784

		19,110,147
Savings & Loans — 0.0%
First Niagara Financial Group Inc., 7.25%, 12/15/21	40	43,719

Semiconductors — 1.8%
Analog Devices Inc. 2.50%, 12/05/21 (Call 11/05/21)	1,140	1,102,574
2.95%, 01/12/21(a)	1,189	1,174,589
Applied Materials Inc., 4.30%, 06/15/21	1,035	1,059,209
Broadcom Corp./Broadcom Cayman Finance Ltd., 2.20%, 01/15/21	966	933,011
Intel Corp. 1.70%, 05/19/21 (Call 04/19/21)	1,200	1,156,836
3.30%, 10/01/21(a)	2,745	2,747,855
KLA-Tencor Corp., 4.13%, 11/01/21 (Call 09/01/21)	854	862,045
Lam Research Corp., 2.80%, 06/15/21 (Call 05/15/21)	1,626	1,592,651
NVIDIA Corp., 2.20%, 09/16/21 (Call 08/16/21)	2,487	2,412,539
Texas Instruments Inc., 2.75%, 03/12/21 (Call 02/12/21)(a)	1,184	1,171,165
Xilinx Inc., 3.00%, 03/15/21	615	608,032

		14,820,506
Software — 2.4%
Activision Blizzard Inc., 2.30%, 09/15/21 (Call 08/15/21)	1,542	1,492,594
Electronic Arts Inc., 3.70%, 03/01/21 (Call 02/01/21)(a)	750	753,802
Fidelity National Information Services Inc., 2.25%, 08/15/21 (Call 07/15/21)	1,808	1,739,911
Fiserv Inc., 4.75%, 06/15/21	120	123,322
Microsoft Corp. 1.55%, 08/08/21 (Call 07/08/21)	5,332	5,105,763
4.00%, 02/08/21	974	996,869
Oracle Corp. 1.90%, 09/15/21 (Call 08/15/21)	6,532	6,272,745
2.80%, 07/08/21	3,424	3,380,002

		19,865,008

Security	Par/ Shares (000)	Value

Telecommunications — 4.0%
AT&T Inc. 2.80%, 02/17/21 (Call 01/17/21)(a)	$2,602	$2,556,179
3.88%, 08/15/21	2,438	2,448,849
4.45%, 05/15/21	1,708	1,739,632
4.60%, 02/15/21 (Call 11/15/20)	1,000	1,019,730
5.00%, 03/01/21	1,770	1,822,091
Cisco Systems Inc. 1.85%, 09/20/21 (Call 08/20/21)	3,718	3,570,135
2.20%, 02/28/21	4,234	4,132,342
2.90%, 03/04/21(a)	593	587,248
Juniper Networks Inc., 4.60%, 03/15/21	125	127,320
Motorola Solutions Inc., 3.50%, 09/01/21	600	591,786
Orange SA, 4.13%, 09/14/21(a)	1,538	1,567,268
Telefonica Emisiones SAU, 5.46%, 02/16/21(a)	2,587	2,690,532
Verizon Communications Inc. 1.75%, 08/15/21	1,376	1,314,892
3.00%, 11/01/21 (Call 09/01/21)	2,077	2,048,171
3.45%, 03/15/21	1,267	1,268,710
3.50%, 11/01/21	2,610	2,610,992
4.60%, 04/01/21	1,818	1,867,795
Vodafone Group PLC, 4.38%, 03/16/21(a)	796	812,159

		32,775,831
Toys, Games & Hobbies — 0.0%
Hasbro Inc., 3.15%, 05/15/21 (Call 03/15/21)	325	320,684

Transportation — 1.1%
Burlington Northern Santa Fe LLC, 3.45%, 09/15/21
(Call 06/15/21)	735	737,675
Canadian National Railway Co., 2.85%, 12/15/21
(Call 09/15/21)	575	564,316
CSX Corp., 4.25%, 06/01/21 (Call 03/01/21)	830	844,782
Norfolk Southern Corp., 3.25%, 12/01/21 (Call 09/01/21)(a)	616	610,795
Ryder System Inc. 2.25%, 09/01/21 (Call 08/01/21)	530	509,802
3.45%, 11/15/21 (Call 10/15/21)	195	193,612
3.50%, 06/01/21(a)	75	74,644
Union Pacific Corp. 3.20%, 06/08/21(a)	295	294,124
4.00%, 02/01/21 (Call 11/01/20)	1,275	1,291,677
United Parcel Service Inc. 2.05%, 04/01/21(a)	1,321	1,283,840
3.13%, 01/15/21	2,301	2,298,331

		8,703,598

Trucking & Leasing — 0.0%
GATX Corp., 4.85%, 06/01/21	350	358,960

Total Corporate Bonds & Notes — 98.9%
(Cost: $835,216,585)		819,819,977

Short-Term Investments

Money Market Funds — 6.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.36%(b)(g)(h)	52,042	52,052,595

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Dec 2021 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Shares (000)	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.11%(b)(g)	2,993	$2,993,199

		55,045,794

Total Short-Term Investments — 6.6% (Cost: $55,038,559)		55,045,794

Total Investments in Securities — 105.5% (Cost: $890,255,144)		874,865,771

Other Assets, Less Liabilities — (5.5)%		(45,706,660)

Net Assets — 100.0%		$829,159,111

(a)	All or a portion of this security is on loan.
(b)	Affiliate of the Fund.
(c)	Security is issued at a fixed coupon rate, which converts to a variable rate at a specified date. Reference index and spread are provided if the rate is currently floating.

(d)	Variable or floating rate security. Rate shown is the rate in effect as of period-end.
(e)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(g)	Annualized 7-day yield as of period-end.
(h)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

	Par/Shares Held at 10/31/17	Par/Shares Purchased		Par/Shares Sold		Par/Shares Held at 10/31/18	Value at			Net Realized	Change in Unrealized Appreciation
Affiliated Issuer	(000)	(000)		(000)		(000)	10/31/18	Income		Gain (Loss) (a)	(Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	20,634	31,408	(b)	—		52,042	$52,052,595	$129,096	(c)	$(1,761)	$4,891
BlackRock Cash Funds: Treasury, SL Agency Shares	3,887	—		(894	)(b)	2,993	2,993,199	96,352		—	—
PNC Bank N.A. 2.15%, 04/29/21	1,250	1,475		—		2,725	2,641,560	46,916		—	(48,784)
2.50%, 01/22/21	—	1,090		—		1,090	1,069,116	21,865		—	(15,389)
2.55%, 12/09/21	510	400		—		910	885,166	14,996		—	(17,864)

							$59,641,636	$309,225		$(1,761)	$(77,146)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Corporate Bonds & Notes	$—	$819,819,977	$—	$819,819,977
Money Market Funds	55,045,794	—	—	55,045,794

	$55,045,794	$819,819,977	$—	$874,865,771

See notes to financial statements.

52	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2018	iShares® iBonds® Dec 2022 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Advertising — 0.4%
Omnicom Group Inc./Omnicom Capital Inc., 3.63%, 05/01/22	$1,774	$1,752,020
WPP Finance 2010, 3.63%, 09/07/22	643	626,211

		2,378,231
Aerospace & Defense — 1.9%
Embraer SA, 5.15%, 06/15/22	350	363,699
General Dynamics Corp., 2.25%, 11/15/22 (Call 08/15/22)	1,357	1,296,342
Northrop Grumman Corp., 2.55%, 10/15/22 (Call 09/15/22)(a)	2,077	1,996,080
Raytheon Co., 2.50%, 12/15/22 (Call 09/15/22)	1,335	1,286,780
Rockwell Collins Inc., 2.80%, 03/15/22 (Call 02/15/22)	1,482	1,437,614
United Technologies Corp. 2.30%, 05/04/22 (Call 04/04/22)	625	597,400
3.10%, 06/01/22	2,995	2,938,035

		9,915,950
Agriculture — 1.9%
Altria Group Inc., 2.85%, 08/09/22	2,595	2,521,120
BAT Capital Corp., 2.76%, 08/15/22 (Call 07/15/22)(a)(b)	2,499	2,392,018
Philip Morris International Inc. 2.38%, 08/17/22 (Call 07/17/22)	1,610	1,541,156
2.50%, 08/22/22	1,342	1,288,629
2.63%, 02/18/22 (Call 01/18/22)	450	437,378
Reynolds American Inc., 4.00%, 06/12/22	1,722	1,726,994

		9,907,295
Airlines — 0.3%
Continental Airlines Inc. Pass Through Trust, Series 2007-1, Class A, 5.98%, 04/19/22(a)	267	279,123
Delta Air Lines Inc., 3.63%, 03/15/22 (Call 02/15/22).	1,135	1,116,204
Southwest Airlines Co., 2.75%, 11/16/22 (Call 10/16/22)	410	395,794

		1,791,121
Auto Manufacturers — 2.5%
American Honda Finance Corp., 2.60%, 11/16/22	265	256,061
Ford Motor Credit Co. LLC 2.98%, 08/03/22 (Call 07/03/22)	885	828,944
3.22%, 01/09/22	890	851,160
3.34%, 03/28/22 (Call 02/28/22)(a)	1,380	1,320,136
4.25%, 09/20/22	1,255	1,232,912
General Motors Financial Co. Inc. 3.15%, 06/30/22 (Call 05/30/22)	1,069	1,025,695
3.45%, 01/14/22 (Call 12/14/21)	1,377	1,341,831
3.45%, 04/10/22 (Call 02/10/22)	2,591	2,518,348
PACCAR Financial Corp., 2.30%, 08/10/22	413	395,514
Toyota Motor Credit Corp. 2.15%, 09/08/22	403	383,418
2.60%, 01/11/22	860	839,412
2.80%, 07/13/22	415	405,899
3.30%, 01/12/22	1,884	1,880,044

		13,279,374
Banks — 23.4%
Australia & New Zealand Banking Group Ltd./New York NY 2.63%, 05/19/22	540	520,598
2.63%, 11/09/22	875	839,606
Banco Santander SA, 3.50%, 04/11/22	1,277	1,247,846
Bank of America Corp. 2.50%, 10/21/22 (Call 10/21/21)(a)	2,107	2,004,010
5.70%, 01/24/22	2,123	2,252,206
Bank of Montreal 2.35%, 09/11/22(a)	1,306	1,248,209
2.55%, 11/06/22 (Call 10/06/22)(a)	1,864	1,791,099

Security	Par (000)	Value

Banks (continued)
Bank of New York Mellon Corp. (The), 2.60%, 02/07/22 (Call 01/07/22)	$1,165	$1,133,324
Bank of Nova Scotia (The) 2.45%, 09/19/22(a)	1,122	1,076,806
2.70%, 03/07/22(a)	2,467	2,397,431
BB&T Corp. 2.75%, 04/01/22 (Call 03/01/22)	1,493	1,454,764
3.95%, 03/22/22 (Call 02/22/22)	245	246,977
Branch Banking & Trust Co., 2.63%, 01/15/22 (Call 12/15/21)	1,090	1,063,306
Canadian Imperial Bank of Commerce, 2.55%, 06/16/22(a)	1,828	1,760,017
Capital One Financial Corp., 3.05%, 03/09/22 (Call 02/09/22)(a)	1,195	1,166,344
Capital One N.A., 2.65%, 08/08/22 (Call 07/08/22)	844	808,603
Citigroup Inc. 2.70%, 10/27/22 (Call 09/27/22)(a)	1,026	982,056
2.75%, 04/25/22 (Call 03/25/22)	2,922	2,820,811
4.05%, 07/30/22	1,504	1,508,723
4.50%, 01/14/22	3,742	3,824,960
Citizens Bank N.A./Providence RI, 2.65%, 05/26/22 (Call 04/26/22)	615	590,129
Compass Bank, 2.88%, 06/29/22 (Call 05/29/22)	575	551,873
Cooperatieve Rabobank UA 3.88%, 02/08/22	4,187	4,209,317
3.95%, 11/09/22	1,895	1,877,225
Credit Suisse Group Funding Guernsey Ltd., 3.80%, 09/15/22	2,460	2,434,834
Deutsche Bank AG/New York NY, 3.30%, 11/16/22	1,520	1,435,214
Fifth Third Bancorp. 2.60%, 06/15/22 (Call 05/15/22)(a)	985	947,097
3.50%, 03/15/22 (Call 02/15/22)	766	760,424
First Republic Bank/CA, 2.50%, 06/06/22 (Call 05/06/22)	675	646,704
Goldman Sachs Group Inc. (The) 3.00%, 04/26/22 (Call 04/26/21)	4,151	4,041,081
5.75%, 01/24/22	4,958	5,238,772
HSBC Holdings PLC 2.65%, 01/05/22	2,290	2,214,842
4.00%, 03/30/22	2,698	2,722,552
4.88%, 01/14/22(a)	861	890,980
Huntington Bancshares Inc./OH, 2.30%, 01/14/22 (Call 12/14/21)	1,721	1,645,792
Huntington National Bank (The), 2.50%, 08/07/22 (Call 07/07/22)(a)	570	545,376
ING Groep NV, 3.15%, 03/29/22	1,695	1,648,625
JPMorgan Chase & Co. 3.25%, 09/23/22(a)	3,492	3,444,509
4.50%, 01/24/22	3,607	3,705,724
KeyBank N.A./Cleveland OH 2.30%, 09/14/22	760	723,588
2.40%, 06/09/22	860	825,007
3.18%, 10/15/27(a)	500	490,900
Lloyds Banking Group PLC, 3.00%, 01/11/22	1,405	1,364,311
Manufacturers & Traders Trust Co., 2.50%, 05/18/22 (Call 04/18/22)	680	655,370
Mitsubishi UFJ Financial Group Inc. 2.67%, 07/25/22	2,095	2,019,664
3.00%, 02/22/22	1,244	1,217,714
Mizuho Financial Group Inc. 2.60%, 09/11/22	1,305	1,246,014
2.95%, 02/28/22	1,625	1,581,872

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Dec 2022 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
Morgan Stanley 2.75%, 05/19/22(a)	$3,342	$3,230,645
4.88%, 11/01/22	2,683	2,765,717
MUFG Americas Holdings Corp., 3.50%, 06/18/22	150	148,821
National Australia Bank Ltd./New York 2.50%, 05/22/22	1,365	1,308,776
2.80%, 01/10/22	1,115	1,084,895
Northern Trust Corp., 2.38%, 08/02/22	1,056	1,014,436
PNC Bank N.A. 2.45%, 07/28/22 (Call 06/28/22)(c)	800	768,544
2.63%, 02/17/22 (Call 01/18/22)(c)	1,300	1,262,391
2.70%, 11/01/22 (Call 10/01/22)(c)	500	480,170
PNC Financial Services Group Inc. (The) 2.85%, 11/09/22(a)(c)(d)	810	783,545
3.30%, 03/08/22 (Call 02/06/22)(c)	1,490	1,475,696
Regions Financial Corp., 2.75%, 08/14/22 (Call 07/14/22)	1,545	1,484,637
Royal Bank of Canada, 2.75%, 02/01/22	1,351	1,320,373
Royal Bank of Scotland Group PLC, 6.13%, 12/15/22	2,150	2,224,734
Santander Holdings USA Inc., 3.70%, 03/28/22 (Call 02/28/22)(a)	1,745	1,713,119
Skandinaviska Enskilda Banken AB, 2.80%, 03/11/22	290	281,984
Sumitomo Mitsui Banking Corp., 3.20%, 07/18/22	1,325	1,300,395
Sumitomo Mitsui Financial Group Inc. 2.78%, 07/12/22	2,120	2,048,683
2.78%, 10/18/22	1,166	1,122,485
2.85%, 01/11/22	1,434	1,397,347
SunTrust Bank/Atlanta GA, 2.45%, 08/01/22 (Call 07/01/22)	1,400	1,338,778
SunTrust Banks Inc., 2.70%, 01/27/22 (Call 12/27/21)	1,436	1,391,929
Synchrony Bank, 3.00%, 06/15/22 (Call 05/15/22)	1,200	1,148,028
Synovus Financial Corp., 3.13%, 11/01/22 (Call 10/01/22)	850	808,860
U.S. Bancorp. 2.95%, 07/15/22 (Call 06/15/22)(a)	1,932	1,882,637
3.00%, 03/15/22 (Call 02/15/22)	757	743,964
Series V, 2.63%, 01/24/22 (Call 12/23/21)	1,260	1,226,446
Wells Fargo & Co. 2.63%, 07/22/22	3,804	3,649,634
3.50%, 03/08/22	3,403	3,374,211
Westpac Banking Corp. 2.50%, 06/28/22	1,177	1,128,849
2.80%, 01/11/22	1,672	1,629,381

		125,363,316
Beverages — 2.6%
Anheuser-Busch InBev Worldwide Inc. 2.50%, 07/15/22	3,202	3,055,829
3.75%, 01/15/22	2,605	2,608,126
Beam Suntory Inc., 3.25%, 05/15/22 (Call 02/15/22)	580	567,791
Coca-Cola Co. (The), 2.20%, 05/25/22	460	443,307
Constellation Brands Inc. 2.65%, 11/07/22 (Call 10/07/22)(a)	517	493,094
2.70%, 05/09/22 (Call 04/09/22)	1,296	1,247,167
Diageo Investment Corp., 2.88%, 05/11/22	1,541	1,509,317
Molson Coors Brewing Co., 3.50%, 05/01/22	502	496,598
PepsiCo Inc. 2.25%, 05/02/22 (Call 04/02/22)	1,002	965,597
2.75%, 03/05/22	1,686	1,652,095
3.10%, 07/17/22 (Call 05/17/22)	1,027	1,018,342

		14,057,263

Security	Par (000)	Value

Biotechnology —1.7%
Amgen Inc. 2.65%, 05/11/22 (Call 04/11/22)	$1,883	$1,817,528
2.70%, 05/01/22 (Call 03/01/22)	847	819,871
3.63%, 05/15/22 (Call 02/15/22)	915	913,325
Biogen Inc., 3.63%, 09/15/22(a)	1,296	1,293,123
Celgene Corp. 3.25%, 08/15/22	1,617	1,581,216
3.55%, 08/15/22	994	983,126
Gilead Sciences Inc. 1.95%, 03/01/22 (Call 02/01/22)	600	572,154
3.25%, 09/01/22 (Call 07/01/22)(a)	1,255	1,241,697

		9,222,040
Building Materials — 0.2%
Masco Corp., 5.95%, 03/15/22	517	549,411
Owens Corning, 4.20%, 12/15/22 (Call 09/15/22)	727	724,695

		1,274,106
Chemicals — 1.8%
Cabot Corp., 3.70%, 07/15/22	465	459,931
Celanese U.S. Holdings LLC, 4.63%, 11/15/22	698	709,468
Dow Chemical Co. (The), 3.00%, 11/15/22 (Call 08/15/22)	2,096	2,034,839
Eastman Chemical Co., 3.60%, 08/15/22 (Call 05/15/22)	905	898,728
Mosaic Co. (The), 3.25%, 11/15/22 (Call 10/15/22)	665	646,427
Nutrien Ltd., 3.15%, 10/01/22 (Call 07/01/22)	590	571,380
Praxair Inc. 2.20%, 08/15/22 (Call 05/15/22)	838	801,497
2.45%, 02/15/22 (Call 11/15/21)	655	636,280
RPM International Inc., 3.45%, 11/15/22 (Call 08/15/22)	260	254,774
Sasol Financing International Ltd., 4.50%, 11/14/22	200	194,688
Sherwin-Williams Co. (The), 2.75%, 06/01/22 (Call 05/01/22)	2,369	2,278,788

		9,486,800
Commercial Services — 0.7%
Block Financial LLC, 5.50%, 11/01/22 (Call 05/01/22)	620	641,446
Ecolab Inc., 2.38%, 08/10/22 (Call 07/10/22)	538	515,108
Equifax Inc., 3.30%, 12/15/22 (Call 09/15/22)	524	508,867
Moody’s Corp., 4.50%, 09/01/22 (Call 06/01/22)	614	630,332
Verisk Analytics Inc., 4.13%, 09/12/22	530	534,447
Western Union Co. (The), 3.60%, 03/15/22 (Call 02/15/22)(a)	790	778,742

		3,608,942
Computers — 2.6%
Apple Inc. 2.10%, 09/12/22 (Call 08/12/22)	1,730	1,648,534
2.15%, 02/09/22	1,658	1,598,113
2.50%, 02/09/22 (Call 01/09/22)	2,264	2,206,245
2.70%, 05/13/22	1,874	1,834,309
Hewlett Packard Enterprise Co., 4.40%, 10/15/22 (Call 08/15/22)	1,399	1,427,274
HP Inc., 4.05%, 09/15/22	603	607,933
IBM Credit LLC, 2.20%, 09/08/22	546	518,094
International Business Machines Corp. 1.88%, 08/01/22	2,105	1,976,174
2.50%, 01/27/22	565	546,609
2.88%, 11/09/22	778	755,251
Seagate HDD Cayman, 4.25%, 03/01/22 (Call 02/01/22)	700	671,643

		13,790,179
Cosmetics & Personal Care — 1.1%
Colgate-Palmolive Co. 2.25%, 11/15/22	475	457,330
2.30%, 05/03/22	784	756,881

54	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Dec 2022 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Cosmetics & Personal Care (continued)
Procter & Gamble Co. (The) 2.15%, 08/11/22(a)	$1,702	$1,634,039
2.30%, 02/06/22	1,371	1,333,393
Unilever Capital Corp. 2.20%, 05/05/22 (Call 04/05/22)	990	948,955
3.00%, 03/07/22	550	543,549

		5,674,147
Diversified Financial Services — 4.2%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 3.95%, 02/01/22 (Call 01/01/22)	1,885	1,865,076
4.63%, 07/01/22	625	633,681
Air Lease Corp. 2.63%, 07/01/22 (Call 06/01/22)	985	940,123
3.50%, 01/15/22	125	123,601
3.75%, 02/01/22 (Call 12/01/21)(a)	692	688,104
Aircastle Ltd., 5.50%, 02/15/22	410	423,821
American Express Co. 2.50%, 08/01/22 (Call 07/01/22)	1,832	1,753,426
2.65%, 12/02/22	1,555	1,490,203
American Express Credit Corp., 2.70%, 03/03/22 (Call 01/31/22)(a)	1,641	1,592,788
CME Group Inc., 3.00%, 09/15/22	953	938,314
Discover Financial Services 3.85%, 11/21/22	869	854,870
5.20%, 04/27/22	225	231,462
E*TRADE Financial Corp., 2.95%, 08/24/22 (Call 07/24/22)(a)	345	332,449
Franklin Resources Inc., 2.80%, 09/15/22	305	295,530
Genpact Luxembourg Sarl, 3.70%, 04/01/22 (Call 03/01/22)(a)	372	360,702
Intercontinental Exchange Inc., 2.35%, 09/15/22 (Call 08/15/22)	700	670,474
International Lease Finance Corp. 5.88%, 08/15/22	1,130	1,189,540
8.63%, 01/15/22	483	545,607
Invesco Finance PLC, 3.13%, 11/30/22	324	315,829
National Rural Utilities Cooperative Finance Corp. 2.30%, 09/15/22 (Call 08/15/22)	570	544,669
2.40%, 04/25/22 (Call 03/25/22)	475	458,052
3.05%, 02/15/22 (Call 11/15/21)	639	630,271
ORIX Corp., 2.90%, 07/18/22	677	653,325
TD Ameritrade Holding Corp., 2.95%, 04/01/22 (Call 02/01/22)	1,269	1,240,942
Visa Inc. 2.15%, 09/15/22 (Call 08/15/22)	1,012	966,086
2.80%, 12/14/22 (Call 10/14/22)	3,086	3,006,350

		22,745,295
Electric — 4.3%
AEP Texas Inc., 2.40%, 10/01/22 (Call 09/01/22)	580	553,941
Alabama Power Co., Series 17-A, 2.45%, 03/30/22 (Call 02/28/22)	755	728,114
Ameren Illinois Co., 2.70%, 09/01/22 (Call 06/01/22)	450	436,869
American Electric Power Co. Inc., Series F, 2.95%, 12/15/22 (Call 09/15/22)	347	337,721
CenterPoint Energy Inc., 2.50%, 09/01/22 (Call 08/01/22)	885	844,538
CMS Energy Corp., 5.05%, 03/15/22 (Call 12/15/21)	600	623,718
Dominion Energy Inc.
Series B, 2.75%, 01/15/22 (Call 12/15/21)	455	441,973
Series B, 2.75%, 09/15/22 (Call 06/15/22)	565	544,016
DTE Energy Co., Series B, 3.30%, 06/15/22 (Call 04/15/22)	510	501,932

Security	Par (000)	Value

Electric (continued)
Duke Energy Corp. 2.40%, 08/15/22 (Call 07/15/22)	$605	$577,817
3.05%, 08/15/22 (Call 05/15/22)	979	956,600
Duke Energy Progress LLC, 2.80%, 05/15/22 (Call 02/15/22)	550	537,587
Edison International, 2.40%, 09/15/22 (Call 08/15/22)(a)	1,160	1,096,107
Entergy Corp., 4.00%, 07/15/22 (Call 05/15/22)	1,149	1,156,101
Eversource Energy, Series K, 2.75%, 03/15/22 (Call 02/15/22)	549	536,071
Exelon Corp., 3.50%, 06/01/22 (Call 05/01/22)	2,033	1,983,720
Exelon Generation Co. LLC, 4.25%, 06/15/22 (Call 03/15/22)	625	632,769
FirstEnergy Corp., Series A, 2.85%, 07/15/22 (Call 05/15/22)	830	800,045
Georgia Power Co., 2.85%, 05/15/22	330	320,146
ITC Holdings Corp., 2.70%, 11/15/22 (Call 10/15/22)	365	348,772
Northern States Power Co./MN, 2.15%, 08/15/22 (Call 02/15/22)	675	642,377
NSTAR Electric Co., 2.38%, 10/15/22 (Call 07/15/22)(a)	165	157,973
Oncor Electric Delivery Co. LLC 4.10%, 06/01/22 (Call 03/01/22)	555	564,979
7.00%, 09/01/22	696	782,903
Pacific Gas & Electric Co., 2.45%, 08/15/22 (Call 05/15/22)(a)	720	681,106
PacifiCorp, 2.95%, 02/01/22 (Call 11/01/21)	385	379,110
PECO Energy Co., 2.38%, 09/15/22 (Call 06/15/22)	320	307,274
PPL Capital Funding Inc. 3.50%, 12/01/22 (Call 09/01/22)	245	241,560
4.20%, 06/15/22 (Call 03/15/22)	662	669,117
Progress Energy Inc., 3.15%, 04/01/22 (Call 01/01/22)	822	805,659
Public Service Co. of Colorado, 2.25%, 09/15/22 (Call 03/15/22)	345	328,747
Public Service Enterprise Group Inc., 2.65%, 11/15/22
(Call 10/15/22)	555	531,779
Puget Energy Inc., 5.63%, 07/15/22 (Call 04/15/22)	180	189,463
Sempra Energy, 2.88%, 10/01/22 (Call 07/01/22)	807	778,230
Southern California Edison Co., Series B, 2.40%, 02/01/22 (Call 12/01/21)	335	322,159
TransAlta Corp., 4.50%, 11/15/22 (Call 08/15/22)	752	732,425
Virginia Electric & Power Co., 2.95%, 01/15/22 (Call 10/15/21)	640	629,235
Xcel Energy Inc., 2.60%, 03/15/22 (Call 02/15/22)	85	82,358

		22,785,011
Electronics — 0.7%
Agilent Technologies Inc., 3.20%, 10/01/22 (Call 07/01/22)	395	386,029
Amphenol Corp., 4.00%, 02/01/22 (Call 11/01/21)	267	269,571
Arrow Electronics Inc., 3.50%, 04/01/22 (Call 02/01/22)	410	401,468
Avnet Inc., 4.88%, 12/01/22	485	498,890
Corning Inc., 2.90%, 05/15/22 (Call 03/15/22)	414	402,872
Jabil Inc., 4.70%, 09/15/22	858	861,192
Tech Data Corp., 3.70%, 02/15/22 (Call 01/15/22)(a)	620	606,670
Tyco Electronics Group SA, 3.50%, 02/03/22 (Call 11/03/21)	212	211,523

		3,638,215
Environmental Control — 0.3%
Republic Services Inc., 3.55%, 06/01/22 (Call 03/01/22)	963	958,763
Waste Management Inc., 2.90%, 09/15/22 (Call 06/15/22)	783	763,746

		1,722,509
Food — 1.7%
Campbell Soup Co., 2.50%, 08/02/22	640	602,362
Flowers Foods Inc., 4.38%, 04/01/22 (Call 01/01/22)	200	202,504
General Mills Inc., 2.60%, 10/12/22 (Call 09/12/22)(a)	595	568,040
JM Smucker Co. (The), 3.00%, 03/15/22	375	365,449
Kellogg Co., 3.13%, 05/17/22	250	245,047

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Dec 2022 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Food (continued)
Kraft Heinz Foods Co. 3.50%, 06/06/22	$2,018	$1,996,468
3.50%, 07/15/22 (Call 05/15/22)(a)	1,657	1,637,066
Kroger Co. (The) 2.80%, 08/01/22 (Call 07/01/22)	535	516,013
3.40%, 04/15/22 (Call 01/15/22)	525	518,863
McCormick & Co. Inc./MD, 2.70%, 08/15/22 (Call 07/15/22)	880	846,375
Sysco Corp., 2.60%, 06/12/22	415	399,280
Tyson Foods Inc., 4.50%, 06/15/22 (Call 03/15/22)	1,090	1,114,133

		9,011,600
Forest Products & Paper — 0.3%
Domtar Corp., 4.40%, 04/01/22 (Call 01/01/22)	390	394,812
International Paper Co., 4.75%, 02/15/22 (Call 11/15/21)	1,007	1,039,184

		1,433,996
Hand & Machine Tools — 0.2%
Kennametal Inc., 3.88%, 02/15/22 (Call 11/15/21)	97	96,180
Stanley Black & Decker Inc., 2.90%, 11/01/22	918	895,261

		991,441
Health Care - Products — 1.9%
Abbott Laboratories, 2.55%, 03/15/22(a)	1,273	1,231,284
Becton Dickinson and Co., 2.89%, 06/06/22 (Call 05/06/22)	2,252	2,176,963
Boston Scientific Corp., 3.38%, 05/15/22	432	425,563
Covidien International Finance SA, 3.20%, 06/15/22 (Call 03/15/22)	881	870,666
Medtronic Inc. 3.13%, 03/15/22 (Call 12/15/21)	748	738,411
3.15%, 03/15/22	2,577	2,547,493
Thermo Fisher Scientific Inc., 3.30%, 02/15/22	843	834,747
Zimmer Biomet Holdings Inc., 3.15%, 04/01/22 (Call 02/01/22)	1,140	1,113,108

		9,938,235
Health Care - Services — 2.1%
Aetna Inc., 2.75%, 11/15/22 (Call 08/15/22)	1,845	1,769,521
Anthem Inc. 2.95%, 12/01/22 (Call 11/01/22)	655	633,719
3.13%, 05/15/22(a)	1,718	1,679,345
Catholic Health Initiatives, 2.95%, 11/01/22	415	397,425
Cigna Corp., 4.00%, 02/15/22 (Call 11/15/21)(a)	964	970,227
Humana Inc. 2.90%, 12/15/22 (Call 11/15/22)	590	567,598
3.15%, 12/01/22 (Call 09/01/22)	750	729,825
Laboratory Corp. of America Holdings 3.20%, 02/01/22	687	676,297
3.75%, 08/23/22 (Call 05/23/22)	486	485,261
UnitedHealth Group Inc. 2.88%, 03/15/22 (Call 12/15/21)	1,582	1,552,163
3.35%, 07/15/22	1,961	1,947,332

		11,408,713
Holding Companies - Diversified — 0.1%
Ares Capital Corp., 3.63%, 01/19/22 (Call 12/19/21)	767	749,673

Home Builders — 0.2%
DR Horton Inc., 4.38%, 09/15/22 (Call 06/15/22)	410	410,939
NVR Inc., 3.95%, 09/15/22 (Call 06/15/22)	888	882,699

		1,293,638
Home Furnishings — 0.0%
Whirlpool Corp., 4.70%, 06/01/22	200	205,524

Security	Par (000)	Value

Household Products & Wares — 0.4%
Church & Dwight Co. Inc. 2.45%, 08/01/22 (Call 07/01/22)	$795	$759,543
2.88%, 10/01/22	307	298,020
Clorox Co. (The), 3.05%, 09/15/22 (Call 06/15/22)	1,025	1,011,624
Kimberly-Clark Corp., 2.40%, 03/01/22	190	183,303

		2,252,490
Insurance — 2.1%
Alleghany Corp., 4.95%, 06/27/22	599	621,361
American International Group Inc., 4.88%, 06/01/22	2,233	2,297,176
Berkshire Hathaway Finance Corp., 3.00%, 05/15/22(a)	1,225	1,211,121
Berkshire Hathaway Inc., 3.40%, 01/31/22(a)	610	611,867
Chubb INA Holdings Inc., 2.88%, 11/03/22 (Call 09/03/22)	845	824,636
Enstar Group Ltd., 4.50%, 03/10/22 (Call 02/10/22)	75	74,912
Fidelity National Financial Inc., 5.50%, 09/01/22	150	157,730
Hartford Financial Services Group Inc. (The), 5.13%, 04/15/22	1,407	1,468,725
Lincoln National Corp., 4.20%, 03/15/22	710	719,677
Markel Corp., 4.90%, 07/01/22	100	103,344
Marsh & McLennan Companies Inc., 2.75%, 01/30/22 (Call 12/30/21)	860	835,309
MetLife Inc., Series N, 3.05%, 12/15/22	722	704,600
Primerica Inc., 4.75%, 07/15/22	450	462,213
Principal Financial Group Inc., 3.30%, 09/15/22	385	379,190
Sompo International Holdings Ltd., 4.70%, 10/15/22(a)	460	464,779
WR Berkley Corp., 4.63%, 03/15/22	325	332,777

		11,269,417
Internet — 1.0%
Amazon.com Inc., 2.50%, 11/29/22 (Call 08/29/22)(a)	1,482	1,428,041
Baidu Inc. 2.88%, 07/06/22	1,200	1,152,960
3.50%, 11/28/22	900	880,785
eBay Inc. 2.60%, 07/15/22 (Call 04/15/22)	1,203	1,154,579
3.80%, 03/09/22 (Call 02/09/22)	947	949,216

		5,565,581
Iron & Steel — 0.5%
ArcelorMittal, 6.25%, 02/25/22	805	856,343
Nucor Corp., 4.13%, 09/15/22 (Call 06/15/22)	820	834,481
Vale Overseas Ltd., 4.38%, 01/11/22	1,089	1,095,229

		2,786,053
Leisure Time — 0.2%
Royal Caribbean Cruises Ltd., 5.25%, 11/15/22(a)	820	855,555

Lodging — 0.3%
Marriott International Inc./MD 2.30%, 01/15/22 (Call 12/15/21)	1,193	1,142,345
3.25%, 09/15/22 (Call 06/15/22)(a)	240	234,425

		1,376,770
Machinery — 1.7%
ABB Finance USA Inc., 2.88%, 05/08/22	1,556	1,521,519
Caterpillar Financial Services Corp. 2.40%, 06/06/22(a)	710	685,264
2.55%, 11/29/22	270	260,264
2.85%, 06/01/22(a)	772	756,992
Caterpillar Inc., 2.60%, 06/26/22 (Call 03/26/22)	935	907,483
CNH Industrial Capital LLC, 4.38%, 04/05/22	520	523,692
Deere & Co., 2.60%, 06/08/22 (Call 03/08/22)	1,440	1,400,270
Flowserve Corp., 3.50%, 09/15/22 (Call 06/15/22)	678	661,335

56	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Dec 2022 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Machinery (continued)
John Deere Capital Corp. 2.15%, 09/08/22(a)	$595	$566,440
2.65%, 01/06/22	835	816,931
2.75%, 03/15/22	740	723,335
Roper Technologies Inc., 3.13%, 11/15/22 (Call 08/15/22)	279	271,640

		9,095,165
Manufacturing — 1.6%
3M Co., 2.00%, 06/26/22	1,069	1,020,147
Eaton Corp., 2.75%, 11/02/22	2,227	2,151,215
General Electric Co. 2.70%, 10/09/22	3,649	3,448,560
3.15%, 09/07/22(a)	1,550	1,496,246
Parker-Hannifin Corp., 3.50%, 09/15/22	318	316,932

		8,433,100
Media — 2.8%
21st Century Fox America Inc., 3.00%, 09/15/22	1,158	1,129,490
CBS Corp., 3.38%, 03/01/22 (Call 12/01/21)	1,108	1,090,682
Charter Communications Operating LLC/Charter Communications Operating Capital, 4.46%, 07/23/22 (Call 05/23/22)	3,454	3,496,415
Comcast Cable Communications Holdings Inc., 9.46%, 11/15/22(a)	1,027	1,244,591
Comcast Corp. 1.63%, 01/15/22 (Call 12/15/21)(a)	1,042	983,054
3.13%, 07/15/22	1,639	1,613,907
Discovery Communications LLC 3.30%, 05/15/22(a)	621	605,798
3.50%, 06/15/22 (Call 04/15/22)(b)	550	539,231
RELX Capital Inc., 3.13%, 10/15/22 (Call 07/15/22)	554	539,003
Walt Disney Co. (The) 2.35%, 12/01/22	1,706	1,633,052
2.45%, 03/04/22	570	552,723
Warner Media LLC 3.40%, 06/15/22	510	502,982
4.00%, 01/15/22	801	806,142

		14,737,070
Mining — 0.6%
Barrick Gold Corp., 3.85%, 04/01/22	724	727,424
BHP Billiton Finance USA Ltd., 2.88%, 02/24/22	1,083	1,065,986
Newmont Mining Corp., 3.50%, 03/15/22 (Call 12/15/21)	1,164	1,152,011
Southern Copper Corp., 3.50%, 11/08/22	270	265,305

		3,210,726
Oil & Gas — 4.3%
Apache Corp., 3.25%, 04/15/22 (Call 01/15/22)	688	673,538
BP Capital Markets PLC 2.50%, 11/06/22	1,755	1,683,080
3.06%, 03/17/22	1,033	1,018,228
3.25%, 05/06/22	2,183	2,160,602
Cenovus Energy Inc., 3.00%, 08/15/22 (Call 05/15/22)	625	597,900
Chevron Corp. 2.36%, 12/05/22 (Call 09/05/22)	2,452	2,354,043
2.41%, 03/03/22 (Call 01/03/22)	1,307	1,265,882
2.50%, 03/03/22 (Call 02/03/22)	175	169,888
Devon Energy Corp., 3.25%, 05/15/22 (Call 02/15/22)	1,359	1,321,396
EQT Corp., 3.00%, 10/01/22 (Call 09/01/22)	964	924,370
Exxon Mobil Corp., 2.40%, 03/06/22 (Call 01/06/22)	1,387	1,343,767
Husky Energy Inc., 3.95%, 04/15/22 (Call 01/15/22)	489	490,051
Marathon Oil Corp., 2.80%, 11/01/22 (Call 08/01/22)	1,238	1,180,990

Security	Par (000)	Value

Oil & Gas (continued)
Occidental Petroleum Corp. 2.60%, 04/15/22 (Call 03/15/22)	$841	$815,047
3.13%, 02/15/22 (Call 11/15/21)(a)	872	861,920
Phillips 66, 4.30%, 04/01/22	2,314	2,359,748
Pioneer Natural Resources Co., 3.95%, 07/15/22 (Call 04/15/22)	1,157	1,158,620
Shell International Finance BV, 2.38%, 08/21/22	993	958,444
Total Capital International SA, 2.88%, 02/17/22	1,728	1,696,568

		23,034,082
Oil & Gas Services — 0.6%
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor Inc., 2.77%, 12/15/22 (Call 11/15/22)	1,525	1,467,614
National Oilwell Varco Inc., 2.60%, 12/01/22 (Call 09/01/22)(a)	1,677	1,588,656
TechnipFMC PLC, 3.45%, 10/01/22 (Call 07/01/22)	422	409,116

		3,465,386
Packaging & Containers — 0.1%
Packaging Corp. of America, 3.90%, 06/15/22 (Call 03/15/22)	395	397,145
WestRock RKT Co., 4.90%, 03/01/22	345	356,278

		753,423
Pharmaceuticals — 5.4%
AbbVie Inc. 2.90%, 11/06/22	3,220	3,115,704
3.20%, 11/06/22 (Call 09/06/22)	1,259	1,230,408
Allergan Finance LLC, 3.25%, 10/01/22 (Call 07/01/22)	2,253	2,188,587
Allergan Funding SCS, 3.45%, 03/15/22 (Call 01/15/22)	3,383	3,325,964
AstraZeneca PLC, 2.38%, 06/12/22 (Call 05/12/22)	1,366	1,303,260
Bristol-Myers Squibb Co., 2.00%, 08/01/22	1,024	975,432
Cardinal Health Inc., 2.62%, 06/15/22 (Call 05/15/22)	1,476	1,410,805
CVS Health Corp. 2.75%, 12/01/22 (Call 09/01/22)	1,566	1,496,673
3.50%, 07/20/22 (Call 05/20/22)(a)	2,165	2,141,401
4.75%, 12/01/22 (Call 09/01/22)	265	273,146
Eli Lilly & Co., 2.35%, 05/15/22(a)	551	532,453
Express Scripts Holding Co. 3.05%, 11/30/22 (Call 10/31/22)(a)	525	508,111
3.90%, 02/15/22	1,213	1,217,245
GlaxoSmithKline Capital PLC, 2.85%, 05/08/22	2,578	2,518,190
Johnson & Johnson, 2.25%, 03/03/22 (Call 02/03/22)	1,056	1,025,904
McKesson Corp., 2.70%, 12/15/22 (Call 09/15/22)	255	243,790
Merck & Co. Inc. 2.35%, 02/10/22	1,553	1,506,690
2.40%, 09/15/22 (Call 06/15/22)	1,195	1,151,705
Novartis Capital Corp. 2.40%, 05/17/22 (Call 04/17/22)	1,560	1,506,898
2.40%, 09/21/22	1,340	1,290,393

		28,962,759
Pipelines — 3.2%
Andeavor Logistics LP/Tesoro Logistics Finance Corp., 3.50%, 12/01/22 (Call 11/01/22)	580	566,863
Enbridge Inc., 2.90%, 07/15/22 (Call 06/15/22)	605	583,994
Energy Transfer Operating LP, 5.20%, 02/01/22 (Call 11/01/21)	1,278	1,320,902
Energy Transfer Partners LP/Regency Energy Finance Corp. 5.00%, 10/01/22 (Call 07/01/22)	458	471,662
5.88%, 03/01/22 (Call 12/01/21)	1,781	1,875,126
Enterprise Products Operating LLC 3.50%, 02/01/22	400	398,068
4.05%, 02/15/22	902	912,526

S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Dec 2022 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pipelines (continued)
Kinder Morgan Energy Partners LP 3.95%, 09/01/22 (Call 06/01/22)	$1,697	$1,700,666
4.15%, 03/01/22	115	116,043
ONEOK Inc., 4.25%, 02/01/22 (Call 11/01/21)	419	422,214
ONEOK Partners LP, 3.38%, 10/01/22 (Call 07/01/22)	1,320	1,292,227
Plains All American Pipeline LP/PAA Finance Corp., 3.65%, 06/01/22 (Call 03/01/22)	800	785,096
Sabine Pass Liquefaction LLC, 6.25%, 03/15/22 (Call 12/15/21)	1,210	1,288,214
Sunoco Logistics Partners Operations LP, 4.65%, 02/15/22	205	208,887
TransCanada PipeLines Ltd., 2.50%, 08/01/22(a)	1,380	1,318,949
Western Gas Partners LP, 4.00%, 07/01/22 (Call 04/01/22)	797	789,891
Williams Companies Inc. (The) 3.35%, 08/15/22 (Call 05/15/22)	1,103	1,073,881
3.60%, 03/15/22 (Call 01/15/22)	1,760	1,733,811

		16,859,020
Real Estate Investment Trusts — 4.2%
Alexandria Real Estate Equities Inc., 4.60%, 04/01/22 (Call 01/01/22)	968	991,852
American Tower Corp. 2.25%, 01/15/22	1,027	978,762
4.70%, 03/15/22	1,199	1,230,378
AvalonBay Communities Inc., 2.95%, 09/15/22 (Call 06/15/22)	520	508,232
Brixmor Operating Partnership LP, 3.88%, 08/15/22 (Call 06/15/22)	723	718,807
Camden Property Trust, 2.95%, 12/15/22 (Call 09/15/22)	190	184,382
Crown Castle International Corp., 4.88%, 04/15/22(a)	1,282	1,320,306
Digital Realty Trust LP 3.63%, 10/01/22 (Call 07/03/22)	540	534,292
3.95%, 07/01/22 (Call 05/01/22)	344	345,266
Duke Realty LP 3.88%, 10/15/22 (Call 07/15/22)	260	260,790
4.38%, 06/15/22 (Call 03/15/22)	310	316,070
EPR Properties, 5.75%, 08/15/22 (Call 05/15/22)	678	706,259
Essex Portfolio LP, 3.63%, 08/15/22 (Call 05/15/22)	200	198,354
Government Properties Income Trust, 4.00%, 07/15/22 (Call 06/15/22)	470	463,627
HCP Inc. 3.15%, 08/01/22 (Call 05/01/22)	155	150,327
4.00%, 12/01/22 (Call 10/01/22)	1,342	1,335,518
Healthcare Trust of America Holdings LP, 2.95%, 07/01/22 (Call 06/01/22)	535	516,494
Hospitality Properties Trust, 5.00%, 08/15/22 (Call 02/15/22)	1,113	1,136,974
Host Hotels & Resorts LP, 5.25%, 03/15/22 (Call 12/15/21)	210	216,949
Kimco Realty Corp., 3.40%, 11/01/22 (Call 09/01/22)	832	817,240
National Retail Properties Inc., 3.80%, 10/15/22 (Call 07/15/22)	245	244,025
Public Storage, 2.37%, 09/15/22 (Call 08/15/22)	520	497,900
Realty Income Corp., 3.25%, 10/15/22 (Call 07/15/22)	585	575,225
Regency Centers Corp., 3.75%, 11/15/22 (Call 08/15/22)	300	296,976
Select Income REIT, 4.15%, 02/01/22 (Call 12/01/21)	415	409,970
Simon Property Group LP 2.35%, 01/30/22 (Call 10/30/21)(a)	787	758,164
2.63%, 06/15/22 (Call 03/15/22)	850	821,805
3.38%, 03/15/22 (Call 12/15/21)	900	893,691
SITE Centers Corp., 4.63%, 07/15/22 (Call 04/15/22)	780	793,588
SL Green Operating Partnership LP, 3.25%, 10/15/22 (Call 09/15/22)	575	554,789
UDR Inc., 4.63%, 01/10/22 (Call 10/10/21)(a)	170	173,444

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
Ventas Realty LP/Ventas Capital Corp. 3.25%, 08/15/22 (Call 05/15/22)(a)	$545	$533,844
4.25%, 03/01/22 (Call 12/01/21)	803	815,029
Vornado Realty LP, 5.00%, 01/15/22 (Call 10/15/21)	540	556,632
Washington Real Estate Investment Trust, 3.95%, 10/15/22 (Call 07/15/22)	525	523,667
Weingarten Realty Investors, 3.38%, 10/15/22 (Call 07/15/22)	150	146,841
Welltower Inc., 5.25%, 01/15/22 (Call 10/15/21)(a)	726	754,662

		22,281,131
Retail — 2.4%
Advance Auto Parts Inc., 4.50%, 01/15/22 (Call 10/15/21)(a)	125	127,089
AutoZone Inc., 3.70%, 04/15/22 (Call 01/15/22)(a)	517	517,631
Costco Wholesale Corp. 2.25%, 02/15/22	760	735,452
2.30%, 05/18/22 (Call 04/18/22)	915	884,393
Home Depot Inc. (The), 2.63%, 06/01/22 (Call 05/01/22)(a)	1,743	1,700,872
Lowe’s Companies Inc., 3.12%, 04/15/22 (Call 01/15/22)	1,010	1,000,587
Macy’s Retail Holdings Inc., 3.88%, 01/15/22 (Call 10/15/21)(a)	803	794,865
McDonald’s Corp., 2.63%, 01/15/22	1,560	1,517,552
O’Reilly Automotive Inc., 3.80%, 09/01/22 (Call 06/01/22)	75	75,046
QVC Inc., 5.13%, 07/02/22	690	698,321
Starbucks Corp., 2.70%, 06/15/22 (Call 04/15/22)	732	708,774
Tapestry Inc., 3.00%, 07/15/22 (Call 06/15/22)	529	507,835
Target Corp., 2.90%, 01/15/22	1,462	1,446,854
Walgreen Co., 3.10%, 09/15/22	1,616	1,572,885
Walmart Inc., 2.35%, 12/15/22 (Call 11/15/22)(a)	665	638,859

		12,927,015
Savings & Loans — 0.2%
People’s United Financial Inc., 3.65%, 12/06/22 (Call 09/06/22)	947	935,513

Semiconductors — 2.0%
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.00%, 01/15/22 (Call 12/15/21)	3,951	3,825,872
Intel Corp. 2.35%, 05/11/22 (Call 04/11/22)	842	814,475
2.70%, 12/15/22	1,821	1,769,921
3.10%, 07/29/22	1,217	1,206,850
QUALCOMM Inc., 3.00%, 05/20/22(a)	2,347	2,304,637
Texas Instruments Inc., 1.85%, 05/15/22 (Call 04/15/22)	875	830,156

		10,751,911
Software — 2.9%
Autodesk Inc., 3.60%, 12/15/22 (Call 09/15/22)	250	246,985
CA Inc., 3.60%, 08/15/22 (Call 07/15/22)	520	513,573
Fidelity National Information Services Inc., 4.50%, 10/15/22 (Call 08/15/22)	508	520,771
Fiserv Inc., 3.50%, 10/01/22 (Call 07/01/22)	655	648,954
Microsoft Corp. 2.13%, 11/15/22	533	510,220
2.38%, 02/12/22 (Call 01/12/22)	1,881	1,828,407
2.40%, 02/06/22 (Call 01/06/22)	1,622	1,579,260
2.65%, 11/03/22 (Call 09/03/22)	1,846	1,799,832
Oracle Corp. 2.50%, 05/15/22 (Call 03/15/22)	2,837	2,746,159
2.50%, 10/15/22	3,496	3,363,886
VMware Inc., 2.95%, 08/21/22 (Call 07/21/22)	1,875	1,797,169

		15,555,216

58	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Dec 2022 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Telecommunications — 3.3%
America Movil SAB de CV, 3.13%, 07/16/22	$1,390	$1,357,849
AT&T Inc. 2.63%, 12/01/22 (Call 09/01/22)	1,356	1,291,021
3.00%, 02/15/22	1,492	1,456,297
3.00%, 06/30/22 (Call 04/30/22)	2,488	2,414,479
3.20%, 03/01/22 (Call 02/01/22)	1,760	1,727,774
3.80%, 03/15/22(a)	1,011	1,009,555
Cisco Systems Inc., 3.00%, 06/15/22	818	808,290
Motorola Solutions Inc., 3.75%, 05/15/22(a)	822	813,270
Verizon Communications Inc. 2.45%, 11/01/22 (Call 08/01/22)	1,268	1,211,054
2.95%, 03/15/22(a)	2,998	2,936,811
3.13%, 03/16/22(a)	1,683	1,658,496
Vodafone Group PLC, 2.50%, 09/26/22	1,255	1,194,760

		17,879,656
Textiles — 0.1%
Cintas Corp. No. 2, 2.90%, 04/01/22 (Call 03/01/22)	815	793,753

Transportation — 1.3%
Burlington Northern Santa Fe LLC 3.05%, 03/15/22 (Call 12/15/21)	951	940,710
3.05%, 09/01/22 (Call 06/01/22)	428	422,633
FedEx Corp., 2.63%, 08/01/22	969	934,930
JB Hunt Transport Services Inc., 3.30%, 08/15/22
(Call 06/15/22)	100	98,732
Norfolk Southern Corp., 3.00%, 04/01/22 (Call 01/01/22)	861	844,719
Ryder System Inc. 2.50%, 09/01/22 (Call 08/01/22)	385	367,656
2.80%, 03/01/22 (Call 02/01/22)	160	155,619
Union Pacific Corp., 4.16%, 07/15/22 (Call 04/15/22)	913	932,346
United Parcel Service Inc. 2.35%, 05/16/22 (Call 04/16/22)	755	727,420
2.45%, 10/01/22	1,397	1,345,227

		6,769,992

Total Corporate Bonds & Notes — 98.3% (Cost: $539,631,595)		526,223,398

Security	Shares (000)	Value

Short-Term Investments

Money Market Funds — 6.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.36%(c)(e)(f)	30,603	$30,608,661
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.11%(c)(e)	4,727	4,727,387

		35,336,048

Total Short-Term Investments — 6.6% (Cost: $35,332,201)		35,336,048

Total Investments in Securities — 104.9% (Cost: $574,963,796)		561,559,446

Other Assets, Less Liabilities — (4.9)%		(26,114,850)

Net Assets — 100.0%		$535,444,596

(a)	All or a portion of this security is on loan.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Affiliate of the Fund.
(d)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

	Par/Shares Held at 10/31/17	Par/Shares Purchased		Par/Shares Sold	Par/Shares Held at 10/31/18	Value at			Net Realized		Change in Unrealized Appreciation
Affiliated Issuer	(000)	(000)		(000)	(000)	10/31/18	Income		Gain (Loss)	(a)	(Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	22,740	7,863	(b)	—	30,603	$30,608,661	$78,528	(c)	$(4,274)		$4,006
BlackRock Cash Funds: Treasury, SL Agency Shares	1,395	3,332	(b)	—	4,727	4,727,387	56,844		—		—
PNC Bank N.A. 2.45%, 07/28/22	—	800		—	800	768,544	16,157		—		(20,088)
2.63%, 02/17/22	1,075	225		—	1,300	1,262,391	30,352		—		(40,145)
2.70%, 11/01/22	—	500		—	500	480,170	2,403		—		(4,991)
PNC Financial Services Group Inc. (The) 2.85%, 11/09/22	546	264		—	810	783,545	17,129		—		(26,323)

S C H E D U L E O F I N V E S T M E N T S	59

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Dec 2022 Term Corporate ETF

Affiliates (continued)

	Par/Shares Held at 10/31/17	Par/Shares Purchased	Par/Shares Sold	Par/Shares Held at 10/31/18	Value at		Net Realized		Change in Unrealized Appreciation
Affiliated Issuer	(000)	(000)	(000)	(000)	10/31/18	Income	Gain (Loss)	(a)	(Depreciation)
3.30%, 03/08/22	1,460	30	—	1,490	$1,475,696	$37,455	$—		$(55,132)

					$40,106,394	$238,868	$(4,274)		$(142,673)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Corporate Bonds & Notes	$—	$526,223,398	$—	$526,223,398
Money Market Funds	35,336,048	—	—	35,336,048

	$35,336,048	$526,223,398	$—	$561,559,446

See notes to financial statements.

60	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2018	iShares® iBonds® Dec 2023 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Advertising — 0.1%
Interpublic Group of Companies Inc. (The), 3.75%, 02/15/23(a)	$635	$624,434

Aerospace & Defense — 1.5%
Boeing Co. (The) 1.88%, 06/15/23 (Call 04/15/23)	185	172,873
2.80%, 03/01/23 (Call 02/01/23)	615	600,160
Embraer Overseas Ltd., 5.70%, 09/16/23(b)	150	157,809
General Dynamics Corp. 1.88%, 08/15/23 (Call 06/15/23)	1,009	937,058
3.38%, 05/15/23 (Call 04/15/23)	952	948,620
Lockheed Martin Corp., 3.10%, 01/15/23 (Call 11/15/22)	1,186	1,160,881
Northrop Grumman Corp., 3.25%, 08/01/23	1,971	1,926,830
Rockwell Collins Inc., 3.70%, 12/15/23 (Call 09/15/23)	400	394,852
United Technologies Corp., 3.65%, 08/16/23 (Call 07/16/23)	873	864,855

		7,163,938
Agriculture — 0.7%
Altria Group Inc., 2.95%, 05/02/23	434	419,036
Philip Morris International Inc. 2.13%, 05/10/23 (Call 03/10/23)	805	751,669
2.63%, 03/06/23	762	728,769
3.60%, 11/15/23(a)	563	558,969
Reynolds American Inc., 4.85%, 09/15/23(a)	905	932,240

		3,390,683
Airlines — 0.3%
American Airlines Pass Through Trust, Series 2013-2,
Class A, 4.95%, 01/15/23(a)	766	782,475
Delta Air Lines Inc., 3.80%, 04/19/23 (Call 03/19/23)(a)	799	781,845

		1,564,320
Apparel — 0.2%
NIKE Inc., 2.25%, 05/01/23 (Call 02/01/23)	1,095	1,038,564

Auto Manufacturers — 2.9%
American Honda Finance Corp. 3.45%, 07/14/23	580	577,245
3.63%, 10/10/23	500	499,965
Ford Motor Credit Co. LLC 3.10%, 05/04/23	960	886,272
4.14%, 02/15/23 (Call 01/15/23)(a)	700	678,636
4.38%, 08/06/23	1,200	1,164,348
General Motors Co., 4.88%, 10/02/23(a)	2,118	2,144,305
General Motors Financial Co. Inc. 3.25%, 01/05/23 (Call 12/05/22)(a)	1,240	1,184,932
3.70%, 05/09/23 (Call 03/09/23)	1,988	1,925,219
4.15%, 06/19/23 (Call 05/19/23)(a)	395	387,574
4.25%, 05/15/23(a)	929	917,861
Toyota Motor Corp., 3.42%, 07/20/23	629	625,484
Toyota Motor Credit Corp. 2.25%, 10/18/23	1,353	1,268,262
2.63%, 01/10/23	1,227	1,183,098
3.45%, 09/20/23	500	495,570

		13,938,771
Banks — 21.8%
Banco Santander SA 3.13%, 02/23/23(a)	1,345	1,268,133
3.85%, 04/12/23	1,000	969,590

Security	Par (000)	Value

Banks (continued)
Bank of America Corp. 3.30%, 01/11/23	$5,499	$5,377,252
4.10%, 07/24/23(a)	2,377	2,396,515
Bank of New York Mellon Corp. (The) 2.20%, 08/16/23 (Call 06/16/23)	2,142	1,998,893
2.95%, 01/29/23 (Call 12/29/22)(a)	1,510	1,468,384
3.45%, 08/11/23	395	391,643
3.50%, 04/28/23(a)	1,145	1,136,779
Barclays PLC, 3.68%, 01/10/23 (Call 01/10/22)	1,535	1,485,742
BNP Paribas SA, 3.25%, 03/03/23	1,895	1,853,784
Canadian Imperial Bank of Commerce, 3.50%, 09/13/23	175	172,737
Capital One Financial Corp. 3.20%, 01/30/23 (Call 12/30/22)(a)	1,719	1,661,706
3.50%, 06/15/23	1,725	1,686,187
Citigroup Inc. 3.38%, 03/01/23(a)	518	507,656
3.50%, 05/15/23(a)	1,442	1,411,905
3.88%, 10/25/23	1,679	1,675,692
Citizens Bank N.A./Providence RI, 3.70%, 03/29/23
(Call 02/28/23)	1,100	1,088,109
Comerica Inc., 3.70%, 07/31/23 (Call 06/30/23)	250	247,858
Cooperatieve Rabobank UA, 4.63%, 12/01/23	1,925	1,939,611
Cooperatieve Rabobank UA/NY, 2.75%, 01/10/23	1,480	1,419,749
Credit Suisse Group Funding Guernsey Ltd., 3.80%, 06/09/23	2,325	2,282,941
Deutsche Bank AG/New York NY, 3.95%, 02/27/23(a)	1,285	1,236,003
Discover Bank 3.35%, 02/06/23 (Call 01/06/23)	850	821,457
4.20%, 08/08/23	1,745	1,744,145
Goldman Sachs Group Inc. (The) 3.20%, 02/23/23 (Call 01/23/23)(a)	1,939	1,883,700
3.63%, 01/22/23	3,677	3,637,288
HSBC Holdings PLC, 3.60%, 05/25/23(a)	2,180	2,146,319
Huntington National Bank (The), 3.55%, 10/06/23 (Call 09/06/23)	500	492,615
ING Groep NV, 4.10%, 10/02/23	705	700,784
JPMorgan Chase & Co. 2.70%, 05/18/23 (Call 03/18/23)	2,431	2,322,456
2.97%, 01/15/23 (Call 01/15/22)	2,155	2,088,260
3.20%, 01/25/23(a)	3,469	3,395,076
3.38%, 05/01/23	2,473	2,411,002
Lloyds Banking Group PLC, 4.05%, 08/16/23	1,200	1,188,144
M&T Bank Corp., 3.55%, 07/26/23 (Call 06/26/23)	700	694,190
Mitsubishi UFJ Financial Group Inc. 2.53%, 09/13/23(a)	300	281,772
3.46%, 03/02/23	1,505	1,483,569
3.76%, 07/26/23	1,850	1,839,011
Mizuho Financial Group Inc., 3.55%, 03/05/23(a)	200	197,308
Morgan Stanley 3.13%, 01/23/23	2,945	2,854,058
3.75%, 02/25/23(a)	3,663	3,635,454
4.10%, 05/22/23	2,428	2,423,168
National Australia Bank Ltd./New York 2.88%, 04/12/23	1,000	962,630
3.00%, 01/20/23	635	615,760
3.63%, 06/20/23(a)	520	516,495
PNC Bank N.A. 2.95%, 01/30/23 (Call 12/30/22)(c)	1,000	965,170
3.80%, 07/25/23 (Call 06/25/23)(c)	1,250	1,245,275
Royal Bank of Canada, 3.70%, 10/05/23	220	218,816

S C H E D U L E O F I N V E S T M E N T S	61

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Dec 2023 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
Royal Bank of Scotland Group PLC 3.88%, 09/12/23	$3,390	$3,261,587
6.10%, 06/10/23	730	751,951
Santander Holdings USA Inc., 3.40%, 01/18/23 (Call 12/18/22)	1,520	1,450,171
Santander UK Group Holdings PLC, 3.57%, 01/10/23 (Call 01/10/22)	1,360	1,313,325
State Street Corp. 3.10%, 05/15/23	1,695	1,648,591
3.70%, 11/20/23	1,633	1,630,991
Sumitomo Mitsui Banking Corp. 3.00%, 01/18/23	1,000	969,650
3.95%, 07/19/23	250	251,280
Sumitomo Mitsui Financial Group Inc., 3.10%, 01/17/23	2,190	2,130,717
SunTrust Bank/Atlanta GA 2.75%, 05/01/23 (Call 04/01/23)	200	191,518
3.00%, 02/02/23 (Call 01/02/23)	1,734	1,684,165
Toronto-Dominion Bank (The), 3.50%, 07/19/23	1,085	1,080,074
U.S. Bank N.A./Cincinnati OH, 2.85%, 01/23/23 (Call 12/23/22)	500	485,200
Wells Fargo & Co. 3.07%, 01/24/23 (Call 01/24/22)(a)	5,095	4,937,004
4.13%, 08/15/23	1,974	1,977,494
Series M, 3.45%, 02/13/23	2,865	2,798,589
Wells Fargo Bank N.A., 3.55%, 08/14/23 (Call 07/14/23)	500	494,510
Westpac Banking Corp. 2.75%, 01/11/23	1,804	1,734,961
3.65%, 05/15/23	1,160	1,155,615

		104,388,184
Beverages — 4.4%
Anheuser-Busch InBev Finance Inc. 2.63%, 01/17/23	2,326	2,201,838
3.30%, 02/01/23 (Call 12/01/22)	6,947	6,767,976
Coca-Cola Co. (The) 2.50%, 04/01/23(a)	1,306	1,260,447
3.20%, 11/01/23	1,929	1,906,469
Coca-Cola Femsa SAB de CV, 3.88%, 11/26/23	500	496,775
Constellation Brands Inc., 4.25%, 05/01/23	2,035	2,052,623
Diageo Capital PLC 2.63%, 04/29/23 (Call 01/29/23)	1,733	1,662,536
3.50%, 09/18/23 (Call 08/18/23)	580	577,170
Keurig Dr Pepper Inc. 3.13%, 12/15/23 (Call 10/15/23)	1,055	1,001,722
4.06%, 05/25/23 (Call 04/25/23)(b)	1,497	1,489,231
PepsiCo Inc., 2.75%, 03/01/23	1,525	1,480,882

		20,897,669
Biotechnology — 1.1%
Amgen Inc., 2.25%, 08/19/23 (Call 06/19/23)	1,435	1,337,219
Celgene Corp. 2.75%, 02/15/23 (Call 01/15/23)	1,015	965,935
3.25%, 02/20/23 (Call 01/20/23)	1,110	1,076,389
4.00%, 08/15/23	370	369,541
Gilead Sciences Inc., 2.50%, 09/01/23 (Call 07/01/23)	1,361	1,288,064

		5,037,148
Chemicals — 1.3%
EI du Pont de Nemours & Co., 2.80%, 02/15/23	2,288	2,216,180
LYB International Finance BV, 4.00%, 07/15/23(a)	1,687	1,680,421
Mosaic Co. (The), 4.25%, 11/15/23 (Call 08/15/23)	1,530	1,535,584
Nutrien Ltd., 3.50%, 06/01/23 (Call 03/01/23)	559	544,773

Security	Par (000)	Value

Chemicals (continued)
Praxair Inc., 2.70%, 02/21/23 (Call 11/21/22)	$163	$157,926

		6,134,884
Commercial Services — 0.5%
Ecolab Inc., 3.25%, 01/14/23 (Call 11/14/22)	800	786,744
Moody’s Corp., 2.63%, 01/15/23 (Call 12/15/22)	740	707,003
Total System Services Inc., 3.75%, 06/01/23 (Call 03/01/23)	1,020	1,011,514

		2,505,261
Computers — 3.9%
Apple Inc. 2.40%, 05/03/23	7,166	6,838,227
2.85%, 02/23/23 (Call 12/23/22)	2,725	2,655,186
Dell International LLC/EMC Corp., 5.45%, 06/15/23 (Call 04/15/23)(b)	4,991	5,163,289
IBM Credit LLC, 3.00%, 02/06/23	950	924,616
International Business Machines Corp., 3.38%, 08/01/23	1,665	1,641,857
Seagate HDD Cayman, 4.75%, 06/01/23(a)	1,373	1,308,551

		18,531,726
Cosmetics & Personal Care — 0.7%
Colgate-Palmolive Co. 1.95%, 02/01/23(a)	577	544,873
2.10%, 05/01/23	415	391,793
Procter & Gamble Co. (The), 3.10%, 08/15/23	1,645	1,629,126
Unilever Capital Corp., 3.13%, 03/22/23 (Call 02/22/23)	600	589,416

		3,155,208
Diversified Financial Services — 3.1%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 3.30%, 01/23/23 (Call 12/23/22)	1,000	961,240
4.13%, 07/03/23 (Call 06/03/23)	440	434,918
Air Lease Corp., 3.00%, 09/15/23 (Call 07/15/23)	2,119	1,999,340
Aircastle Ltd., 5.00%, 04/01/23	625	633,581
American Express Co. 3.40%, 02/27/23 (Call 01/27/23)	1,835	1,798,373
3.70%, 08/03/23 (Call 07/03/23)(a)	1,730	1,714,067
Ameriprise Financial Inc., 4.00%, 10/15/23	1,221	1,232,307
Capital One Bank USA N.A., 3.38%, 02/15/23	910	880,989
Charles Schwab Corp. (The), 2.65%, 01/25/23 (Call 12/25/22)	995	958,981
Intercontinental Exchange Inc., 4.00%, 10/15/23	1,347	1,369,495
Jefferies Financial Group Inc., 5.50%, 10/18/23 (Call 01/18/23)	837	864,169
Jefferies Group LLC, 5.13%, 01/20/23(a)	801	824,421
National Rural Utilities Cooperative Finance Corp. 2.70%, 02/15/23 (Call 12/15/22)	1,055	1,017,147
3.40%, 11/15/23 (Call 08/15/23)	260	258,146

		14,947,174
Electric — 4.3%
Alabama Power Co., Series 13-A, 3.55%, 12/01/23	575	572,292
Baltimore Gas & Electric Co., 3.35%, 07/01/23 (Call 04/01/23)	415	409,331
Berkshire Hathaway Energy Co. 2.80%, 01/15/23 (Call 12/15/22)	495	480,264
3.75%, 11/15/23 (Call 08/15/23)	1,135	1,140,732
Black Hills Corp., 4.25%, 11/30/23 (Call 08/30/23)	309	311,954
Connecticut Light & Power Co. (The), 2.50%, 01/15/23 (Call 10/15/22)	530	509,579
Delmarva Power & Light Co., 3.50%, 11/15/23
(Call 08/15/23)(a)	715	709,773

62	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Dec 2023 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
DTE Energy Co.
Series D, 3.70%, 08/01/23 (Call 07/01/23)	$400	$397,740
Series F, 3.85%, 12/01/23 (Call 09/01/23)	710	708,225
Duke Energy Carolinas LLC 2.50%, 03/15/23 (Call 01/15/23)	725	695,985
3.05%, 03/15/23 (Call 02/15/23)	515	506,080
Duke Energy Corp., 3.95%, 10/15/23 (Call 07/15/23)(a)	825	830,387
Duke Energy Ohio Inc., 3.80%, 09/01/23 (Call 06/01/23)	530	534,145
Edison International, 2.95%, 03/15/23 (Call 01/15/23)	875	832,125
Entergy Louisiana LLC, 4.05%, 09/01/23 (Call 06/01/23)	620	628,996
Eversource Energy, 2.80%, 05/01/23 (Call 02/01/23)	905	869,325
FirstEnergy Corp., Series B, 4.25%, 03/15/23 (Call 12/15/22)	1,197	1,208,647
Florida Power & Light Co., 2.75%, 06/01/23 (Call 12/01/22)(a)	275	267,182
Northern States Power Co./MN, 2.60%, 05/15/23 (Call 11/15/22)	559	536,657
Pacific Gas & Electric Co. 3.25%, 06/15/23 (Call 03/15/23)	680	656,282
3.85%, 11/15/23 (Call 08/15/23)	285	279,537
PPL Capital Funding Inc., 3.40%, 06/01/23 (Call 03/01/23)	963	942,199
PSEG Power LLC, 3.85%, 06/01/23 (Call 05/01/23)	595	590,300
Public Service Electric & Gas Co., 2.38%, 05/15/23 (Call 02/15/23)	666	635,104
San Diego Gas & Electric Co., Series NNN, 3.60%, 09/01/23 (Call 06/01/23)	320	320,288
Sempra Energy 2.90%, 02/01/23 (Call 01/01/23)	942	905,064
4.05%, 12/01/23 (Call 09/01/23)	689	689,909
Southern California Edison Co., Series C, 3.50%, 10/01/23 (Call 07/01/23)	512	506,593
Southern Co. (The), 2.95%, 07/01/23 (Call 05/01/23)	1,735	1,658,573
Virginia Electric & Power Co., Series C, 2.75%, 03/15/23 (Call 12/15/22)	1,192	1,152,664

		20,485,932
Electrical Components & Equipment — 0.1%
Emerson Electric Co., 2.63%, 02/15/23 (Call 11/15/22)(a)	598	575,527

Electronics — 0.3%
Agilent Technologies Inc., 3.88%, 07/15/23 (Call 04/15/23)	435	433,921
Flex Ltd., 5.00%, 02/15/23	1,143	1,152,270

		1,586,191
Environmental Control — 0.4%
Republic Services Inc., 4.75%, 05/15/23 (Call 02/15/23)	877	911,177
Waste Management Inc., 2.40%, 05/15/23 (Call 03/15/23)(a)	1,060	1,005,399

		1,916,576
Food — 1.9%
Campbell Soup Co., 3.65%, 03/15/23 (Call 02/15/23)(a)	1,035	1,004,975
Conagra Brands Inc., 3.20%, 01/25/23 (Call 10/25/22)	1,528	1,476,888
General Mills Inc., 3.70%, 10/17/23 (Call 09/17/23)	755	744,400
Hershey Co. (The), 3.38%, 05/15/23 (Call 04/15/23)	695	690,788
Kellogg Co., 2.65%, 12/01/23	1,343	1,259,439
Kraft Heinz Foods Co., 4.00%, 06/15/23 (Call 05/15/23)	1,520	1,512,142
Kroger Co. (The), 3.85%, 08/01/23 (Call 05/01/23)	1,130	1,126,926
Mondelez International Inc., 3.63%, 05/07/23 (Call 04/07/23)	880	868,974
Tyson Foods Inc., 3.90%, 09/28/23 (Call 08/23/23)(a)	175	174,956

		8,859,488
Gas — 0.4%
CenterPoint Energy Resources Corp., 3.55%, 04/01/23 (Call 03/01/23)	480	474,192

Security	Par (000)	Value

Gas (continued)
Dominion Energy Gas Holdings LLC, 3.55%, 11/01/23 (Call 08/01/23)	$50	$48,914
National Fuel Gas Co., 3.75%, 03/01/23 (Call 12/01/22)	431	420,229
NiSource Inc., 3.65%, 06/15/23 (Call 05/15/23)(b)	380	373,734
Southern Co. Gas Capital Corp., 2.45%, 10/01/23 (Call 08/01/23)	425	396,852

		1,713,921
Health Care - Products — 1.2%
Abbott Laboratories, 3.40%, 11/30/23 (Call 09/30/23)(a)	1,720	1,703,557
Boston Scientific Corp., 4.13%, 10/01/23 (Call 07/01/23)	295	297,708
Covidien International Finance SA, 2.95%, 06/15/23 (Call 03/15/23)	90	87,410
Medtronic Inc., 2.75%, 04/01/23 (Call 01/01/23)	677	654,774
Thermo Fisher Scientific Inc. 3.00%, 04/15/23 (Call 02/15/23)	1,850	1,783,455
3.15%, 01/15/23 (Call 10/15/22)(a)	965	940,431
Zimmer Biomet Holdings Inc., 3.70%, 03/19/23 (Call 02/19/23)	375	370,658

		5,837,993
Health Care - Services — 2.0%
Aetna Inc., 2.80%, 06/15/23 (Call 04/15/23)	2,381	2,270,736
Anthem Inc., 3.30%, 01/15/23	1,722	1,683,703
Halfmoon Parent Inc., 3.75%, 07/15/23 (Call 06/15/23)(b)	1,175	1,165,001
Howard Hughes Medical Institute, 3.50%, 09/01/23	914	918,040
Laboratory Corp. of America Holdings, 4.00%, 11/01/23 (Call 08/01/23)	340	339,724
UnitedHealth Group Inc. 2.75%, 02/15/23 (Call 11/15/22)	1,535	1,483,669
2.88%, 03/15/23	1,138	1,105,112
3.50%, 06/15/23(a)	532	531,080

		9,497,065
Holding Companies - Diversified — 0.1%
Ares Capital Corp., 3.50%, 02/10/23 (Call 01/10/23)	705	672,239

Home Builders — 0.2%
DR Horton Inc. 4.75%, 02/15/23 (Call 11/15/22)	715	726,526
5.75%, 08/15/23 (Call 05/15/23)	275	290,161

		1,016,687
Household Products & Wares — 0.1%
Kimberly-Clark Corp., 2.40%, 06/01/23	260	247,205

Housewares — 0.5%
Newell Brands Inc., 3.85%, 04/01/23 (Call 02/01/23)(a)	2,555	2,469,612

Insurance — 2.5%
Aflac Inc., 3.63%, 06/15/23	1,305	1,300,537
Allstate Corp. (The), 3.15%, 06/15/23	787	771,480
Aon PLC, 4.00%, 11/27/23 (Call 08/27/23)	558	560,935
Aspen Insurance Holdings Ltd., 4.65%, 11/15/23	395	397,469
Assurant Inc., 4.00%, 03/15/23	725	718,671
Berkshire Hathaway Inc. 2.75%, 03/15/23 (Call 01/15/23)	2,839	2,755,448
3.00%, 02/11/23	738	726,317
Chubb INA Holdings Inc., 2.70%, 03/13/23	190	183,170
Lincoln National Corp., 4.00%, 09/01/23(a)	690	694,478
Loews Corp., 2.63%, 05/15/23 (Call 02/15/23)	919	878,536
Marsh & McLennan Companies Inc., 3.30%, 03/14/23 (Call 01/14/23)	690	674,834

S C H E D U L E O F I N V E S T M E N T S	63

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Dec 2023 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Insurance (continued)
MetLife Inc., Series D, 4.37%, 09/15/23	$2,074	$2,137,776

		11,799,651
Internet — 1.3%
Alibaba Group Holding Ltd., 2.80%, 06/06/23 (Call 05/06/23)	1,400	1,340,052
Amazon.com Inc., 2.40%, 02/22/23 (Call 01/22/23)	1,959	1,871,198
Baidu Inc., 3.88%, 09/29/23 (Call 08/29/23)	675	665,739
Booking Holdings Inc., 2.75%, 03/15/23 (Call 02/15/23)	995	951,329
eBay Inc., 2.75%, 01/30/23 (Call 12/30/22)	1,572	1,504,451

		6,332,769
Iron & Steel — 0.3%
Nucor Corp., 4.00%, 08/01/23 (Call 05/01/23)	630	636,457
Reliance Steel & Aluminum Co., 4.50%, 04/15/23 (Call 01/15/23)	552	552,370

		1,188,827
Lodging — 0.3%
Hyatt Hotels Corp., 3.38%, 07/15/23 (Call 04/15/23)	205	199,451
Sands China Ltd., 4.60%, 08/08/23 (Call 07/08/23)(b)	1,200	1,183,956

		1,383,407
Machinery — 1.5%
ABB Finance USA Inc., 3.38%, 04/03/23 (Call 03/03/23)(a)	540	534,411
Caterpillar Financial Services Corp. 2.63%, 03/01/23	250	240,770
3.45%, 05/15/23(a)	1,020	1,016,726
3.75%, 11/24/23	515	519,872
CNH Industrial NV, 4.50%, 08/15/23	1,485	1,498,513
Flowserve Corp., 4.00%, 11/15/23 (Call 08/15/23)	245	240,681
John Deere Capital Corp. 2.80%, 01/27/23	273	265,026
2.80%, 03/06/23	2,325	2,255,947
3.45%, 06/07/23(a)	535	533,304
3.65%, 10/12/23(a)	145	145,435

		7,250,685
Manufacturing — 0.9%
3M Co., 2.25%, 03/15/23 (Call 02/15/23)	1,198	1,146,570
Crane Co., 4.45%, 12/15/23 (Call 09/15/23)	100	101,998
General Electric Co., 3.10%, 01/09/23	2,425	2,323,998
Ingersoll-Rand Global Holding Co. Ltd., 4.25%, 06/15/23	756	769,714

		4,342,280
Media — 2.7%
21st Century Fox America Inc., 4.00%, 10/01/23	225	226,985
CBS Corp., 2.50%, 02/15/23 (Call 01/15/23)	1,145	1,076,643
Comcast Corp. 2.75%, 03/01/23 (Call 02/01/23)(a)	1,641	1,581,071
2.85%, 01/15/23	1,288	1,247,029
Discovery Communications LLC 2.95%, 03/20/23 (Call 02/20/23)	1,560	1,482,312
3.25%, 04/01/23	660	633,019
NBC Universal Media LLC, 2.88%, 01/15/23	1,495	1,449,283
RELX Capital Inc., 3.50%, 03/16/23 (Call 02/16/23)	425	418,872
Thomson Reuters Corp., 4.30%, 11/23/23 (Call 08/23/23)	624	629,965
Time Warner Entertainment Co. LP, 8.38%, 03/15/23	1,338	1,542,901
Viacom Inc., 4.25%, 09/01/23 (Call 06/01/23)	1,364	1,367,969
Warner Media LLC, 4.05%, 12/15/23	981	982,079

		12,638,128
Metal Fabricate & Hardware — 0.4%
Precision Castparts Corp., 2.50%, 01/15/23 (Call 10/15/22)(a)	1,725	1,656,793

Security	Par (000)	Value

Mining — 0.6%
BHP Billiton Finance USA Ltd., 3.85%, 09/30/23	$830	$846,310
Goldcorp Inc., 3.70%, 03/15/23 (Call 12/15/22)	2,185	2,139,355

		2,985,665
Office & Business Equipment — 0.2%
Xerox Corp., 3.63%, 03/15/23 (Call 02/15/23)	1,242	1,137,113

Oil & Gas — 5.3%
Apache Corp., 2.63%, 01/15/23 (Call 10/15/22)	423	400,928
BP Capital Markets PLC 2.75%, 05/10/23	2,440	2,349,793
3.22%, 11/28/23 (Call 09/28/23)	1,837	1,789,697
3.99%, 09/26/23	655	664,661
Canadian Natural Resources Ltd., 2.95%, 01/15/23 (Call 12/15/22)	1,570	1,510,136
Cenovus Energy Inc., 3.80%, 09/15/23 (Call 06/15/23)	390	381,046
Chevron Corp. 2.57%, 05/16/23 (Call 03/16/23)(a)	1,845	1,771,237
3.19%, 06/24/23 (Call 03/24/23)	2,606	2,563,157
Continental Resources Inc./OK, 4.50%, 04/15/23 (Call 01/15/23)	666	667,805
EOG Resources Inc., 2.63%, 03/15/23 (Call 12/15/22)	1,620	1,551,458
Exxon Mobil Corp., 2.73%, 03/01/23 (Call 01/01/23)	2,186	2,124,311
Marathon Petroleum Corp., 4.75%, 12/15/23 (Call 10/15/23)(b)	1,205	1,240,174
Occidental Petroleum Corp., 2.70%, 02/15/23 (Call 11/15/22)	2,152	2,067,405
Shell International Finance BV 2.25%, 01/06/23	1,365	1,298,852
3.40%, 08/12/23	1,870	1,862,127
Total Capital Canada Ltd., 2.75%, 07/15/23	1,860	1,794,045
Total Capital International SA, 2.70%, 01/25/23	1,537	1,484,465

		25,521,297
Oil & Gas Services — 0.8%
Halliburton Co., 3.50%, 08/01/23 (Call 05/01/23)	1,422	1,400,357
Schlumberger Investment SA, 3.65%, 12/01/23 (Call 09/01/23)	2,212	2,213,615

		3,613,972
Packaging & Containers — 0.2%
Packaging Corp. of America, 4.50%, 11/01/23 (Call 08/01/23)(a)	675	691,841
WestRock RKT Co., 4.00%, 03/01/23 (Call 12/01/22)(a)	390	390,480

		1,082,321
Pharmaceuticals — 6.3%
AbbVie Inc. 2.85%, 05/14/23 (Call 03/14/23)(a)	1,564	1,494,465
3.75%, 11/14/23 (Call 10/14/23)(a)	350	346,549
Allergan Inc./U.S., 2.80%, 03/15/23 (Call 12/15/22)	815	773,720
AstraZeneca PLC, 3.50%, 08/17/23 (Call 07/17/23)(a)	450	442,719
Bristol-Myers Squibb Co., 3.25%, 11/01/23(a)	800	791,856
Cardinal Health Inc., 3.20%, 03/15/23(a)	517	500,322
CVS Health Corp. 3.70%, 03/09/23 (Call 02/09/23)	6,203	6,123,912
4.00%, 12/05/23 (Call 09/05/23)(a)	2,090	2,078,045
Express Scripts Holding Co., 3.00%, 07/15/23 (Call 05/15/23)	1,650	1,578,819
GlaxoSmithKline Capital Inc. 2.80%, 03/18/23	1,710	1,654,493
3.38%, 05/15/23(a)	1,095	1,083,929
Johnson & Johnson 2.05%, 03/01/23 (Call 01/01/23)	1,394	1,329,081
3.38%, 12/05/23	865	870,787

64	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Dec 2023 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pharmaceuticals (continued)
McKesson Corp., 2.85%, 03/15/23 (Call 12/15/22)	$400	$382,048
Merck & Co. Inc., 2.80%, 05/18/23	2,162	2,099,583
Mylan Inc., 4.20%, 11/29/23 (Call 08/29/23)	445	434,240
Pfizer Inc. 3.00%, 06/15/23	1,664	1,633,565
3.20%, 09/15/23 (Call 08/15/23)(a)	200	197,966
5.80%, 08/12/23	305	336,519
Sanofi, 3.38%, 06/19/23 (Call 05/19/23)(a)	1,240	1,233,602
Shire Acquisitions Investments Ireland DAC, 2.88%, 09/23/23 (Call 07/23/23)	3,218	3,035,829
Zoetis Inc., 3.25%, 02/01/23 (Call 11/01/22)	1,688	1,655,844

		30,077,893
Pipelines — 3.7%
Boardwalk Pipelines LP, 3.38%, 02/01/23 (Call 11/01/22)	323	310,061
Buckeye Partners LP, 4.15%, 07/01/23 (Call 04/01/23)	575	560,004
Enbridge Inc., 4.00%, 10/01/23 (Call 07/01/23)	1,360	1,358,776
Energy Transfer Operating LP, 3.60%, 02/01/23 (Call 11/01/22)	1,665	1,621,377
Energy Transfer Partners LP/Regency Energy Finance Corp., 4.50%, 11/01/23 (Call 08/01/23)	715	719,576
Enterprise Products Operating LLC, 3.35%, 03/15/23 (Call 12/15/22)	2,021	1,977,326
Kinder Morgan Energy Partners LP 3.45%, 02/15/23 (Call 11/15/22)	800	780,352
3.50%, 09/01/23 (Call 06/01/23)	1,240	1,206,284
Kinder Morgan Inc./DE, 3.15%, 01/15/23 (Call 12/15/22)	1,409	1,359,601
MPLX LP 4.50%, 07/15/23 (Call 04/15/23)	2,067	2,098,398
5.50%, 02/15/23 (Call 12/03/18)	620	629,201
ONEOK Inc., 7.50%, 09/01/23 (Call 06/01/23)	665	753,751
ONEOK Partners LP, 5.00%, 09/15/23 (Call 06/15/23)	425	439,539
Plains All American Pipeline LP/PAA Finance Corp. 2.85%, 01/31/23 (Call 10/31/22)	385	362,905
3.85%, 10/15/23 (Call 07/15/23)	563	547,568
Sabine Pass Liquefaction LLC, 5.63%, 04/15/23 (Call 01/15/23)	1,735	1,824,717
Sunoco Logistics Partners Operations LP, 3.45%, 01/15/23 (Call 10/15/22)	215	208,427
TransCanada PipeLines Ltd., 3.75%, 10/16/23 (Call 07/16/23)(a)	485	480,751
Williams Companies Inc. (The), 4.50%, 11/15/23 (Call 08/15/23)	610	617,881

		17,856,495
Real Estate Investment Trusts — 5.7%
Alexandria Real Estate Equities Inc., 3.90%, 06/15/23 (Call 03/15/23)	752	751,902
American Campus Communities Operating Partnership LP, 3.75%, 04/15/23 (Call 01/15/23)	315	310,719
American Tower Corp. 3.00%, 06/15/23(a)	560	536,838
3.50%, 01/31/23(a)	1,819	1,783,584
AvalonBay Communities Inc., 4.20%, 12/15/23 (Call 09/16/23)	284	290,381
Boston Properties LP 3.13%, 09/01/23 (Call 06/01/23)	840	811,692
3.85%, 02/01/23 (Call 11/01/22)	1,512	1,511,335
Brandywine Operating Partnership LP, 3.95%, 02/15/23 (Call 11/15/22)	255	252,690

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
Brixmor Operating Partnership LP, 3.25%, 09/15/23 (Call 07/15/23)	$885	$844,865
CC Holdings GS VLLC/Crown Castle GS III Corp., 3.85%, 04/15/23(a)	1,065	1,053,956
Corporate Office Properties LP, 3.60%, 05/15/23 (Call 02/15/23)	290	280,007
Crown Castle International Corp. 3.15%, 07/15/23 (Call 06/15/23)(a)	913	876,416
5.25%, 01/15/23	2,221	2,318,457
CubeSmart LP, 4.38%, 12/15/23 (Call 09/15/23)	380	384,602
Digital Realty Trust LP, 2.75%, 02/01/23 (Call 01/01/23)	1,140	1,085,428
ERP Operating LP, 3.00%, 04/15/23 (Call 01/15/23)(a)	705	684,929
Essex Portfolio LP, 3.25%, 05/01/23 (Call 02/01/23)(a)	375	363,645
GLP Capital LP/GLP Financing II Inc., 5.38%, 11/01/23 (Call 08/01/23)	282	289,496
HCP Inc., 4.25%, 11/15/23 (Call 08/15/23)	1,563	1,555,201
Hospitality Properties Trust, 4.50%, 06/15/23 (Call 12/15/22)	800	800,440
Host Hotels & Resorts LP
Series C, 4.75%, 03/01/23 (Call 12/01/22)	690	702,392
Series D, 3.75%, 10/15/23 (Call 07/15/23)	535	521,486
Kilroy Realty LP, 3.80%, 01/15/23 (Call 10/15/22)	150	148,023
Kimco Realty Corp., 3.13%, 06/01/23 (Call 03/01/23)	480	461,338
Liberty Property LP, 3.38%, 06/15/23 (Call 03/15/23)	400	389,628
National Retail Properties Inc., 3.30%, 04/15/23 (Call 01/15/23)(a)	845	823,326
Omega Healthcare Investors Inc., 4.38%, 08/01/23 (Call 06/01/23)(a)	1,195	1,182,333
Piedmont Operating Partnership LP, 3.40%, 06/01/23 (Call 03/01/23)	250	239,470
Prologis LP, 4.25%, 08/15/23 (Call 05/15/23)(a)	1,549	1,591,443
Realty Income Corp., 4.65%, 08/01/23 (Call 05/01/23)(a)	557	575,827
Simon Property Group LP 2.75%, 02/01/23 (Call 11/01/22)	1,263	1,217,342
2.75%, 06/01/23 (Call 03/01/23)	865	830,089
Ventas Realty LP 3.10%, 01/15/23 (Call 12/15/22)(a)	365	352,995
3.13%, 06/15/23 (Call 03/15/23)	345	332,545
Welltower Inc., 3.75%, 03/15/23 (Call 12/15/22)	680	672,588
Weyerhaeuser Co., 4.63%, 09/15/23	385	396,026

		27,223,434
Retail — 3.3%
Advance Auto Parts Inc., 4.50%, 12/01/23 (Call 09/01/23)(a)	230	233,625
AutoZone Inc., 3.13%, 07/15/23 (Call 04/15/23)(a)	572	553,719
Dollar General Corp., 3.25%, 04/15/23 (Call 01/15/23)	1,237	1,200,954
Dollar Tree Inc., 3.70%, 05/15/23 (Call 04/15/23)	1,280	1,247,334
Home Depot Inc. (The), 2.70%, 04/01/23 (Call 01/01/23)	1,150	1,114,315
Lowe’s Companies Inc., 3.88%, 09/15/23 (Call 06/15/23)(a)	498	504,952
Macy’s Retail Holdings Inc. 2.88%, 02/15/23 (Call 11/15/22)(a)	1,574	1,473,579
4.38%, 09/01/23 (Call 06/01/23)	205	203,239
McDonald’s Corp., 3.35%, 04/01/23 (Call 03/01/23)	630	620,197
O’Reilly Automotive Inc., 3.85%, 06/15/23 (Call 03/15/23)	345	344,386
QVC Inc., 4.38%, 03/15/23	1,300	1,276,691
Starbucks Corp. 3.10%, 03/01/23 (Call 02/01/23)	1,380	1,345,307
3.85%, 10/01/23 (Call 07/01/23)	844	847,536
TJX Companies Inc. (The), 2.50%, 05/15/23 (Call 02/15/23)	310	296,326

S C H E D U L E O F I N V E S T M E N T S	65

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Dec 2023 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Retail (continued)
Walmart Inc. 2.55%, 04/11/23 (Call 01/11/23)	$2,909	$2,803,491
3.40%, 06/26/23 (Call 05/26/23)	1,455	1,450,577

		15,516,228

Semiconductors — 1.3%
Altera Corp., 4.10%, 11/15/23	455	465,979
Analog Devices Inc. 2.88%, 06/01/23 (Call 03/01/23)	585	560,354
3.13%, 12/05/23 (Call 10/05/23)	1,250	1,203,637
Broadcom Corp./Broadcom Cayman Finance Ltd., 2.65%, 01/15/23 (Call 12/15/22)	1,832	1,717,921
Maxim Integrated Products Inc., 3.38%, 03/15/23 (Call 12/15/22)	375	364,688
QUALCOMM Inc., 2.60%, 01/30/23 (Call 12/30/22)(a)	1,804	1,726,338
Texas Instruments Inc., 2.25%, 05/01/23 (Call 02/01/23)	258	244,876

		6,283,793
Software — 2.8%
Fidelity National Information Services Inc., 3.50%, 04/15/23 (Call 01/15/23)	1,447	1,427,248
Microsoft Corp. 2.00%, 08/08/23 (Call 06/08/23)	2,111	1,978,957
2.38%, 05/01/23 (Call 02/01/23)(a)	1,449	1,388,866
3.63%, 12/15/23 (Call 09/15/23)	2,031	2,046,720
Oracle Corp. 2.40%, 09/15/23 (Call 07/15/23)(a)	4,782	4,520,712
3.63%, 07/15/23	1,423	1,426,586
salesforce.com Inc., 3.25%, 04/11/23 (Call 03/11/23)	775	766,235

		13,555,324
Telecommunications — 3.1%
AT&T Inc., 3.60%, 02/17/23 (Call 12/17/22)(a)	2,460	2,425,142
Cisco Systems Inc. 2.20%, 09/20/23 (Call 07/20/23)	1,575	1,485,178
2.60%, 02/28/23	550	531,960
Motorola Solutions Inc., 3.50%, 03/01/23	1,021	988,287
Rogers Communications Inc. 3.00%, 03/15/23 (Call 12/15/22)	570	553,157
4.10%, 10/01/23 (Call 07/01/23)	653	660,248
Telefonica Emisiones SAU, 4.57%, 04/27/23(a)	800	819,544
Verizon Communications Inc., 5.15%, 09/15/23(a)	5,156	5,469,794
Vodafone Group PLC, 2.95%, 02/19/23(a)	2,143	2,051,922

		14,985,232
Transportation — 1.6%
Burlington Northern Santa Fe LLC 3.00%, 03/15/23 (Call 12/15/22)	1,344	1,314,916
3.85%, 09/01/23 (Call 06/01/23)	1,107	1,123,040

Security	Par/ Shares (000)	Value

Transportation (continued)
Canadian Pacific Railway Co., 4.45%, 03/15/23 (Call 12/15/22)	$220	$225,971
CSX Corp., 3.70%, 11/01/23 (Call 08/01/23)	635	635,610
Kansas City Southern, 3.00%, 05/15/23 (Call 02/15/23)	235	225,113
Norfolk Southern Corp., 2.90%, 02/15/23 (Call 11/15/22)	739	716,231
Ryder System Inc. 3.40%, 03/01/23 (Call 02/01/23)	360	353,981
3.88%, 12/01/23 (Call 11/01/23)	500	498,620
Union Pacific Corp. 2.75%, 04/15/23 (Call 01/15/23)	530	510,316
2.95%, 01/15/23 (Call 10/15/22)	569	553,990
3.50%, 06/08/23 (Call 05/08/23)(a)	375	372,919
United Parcel Service Inc., 2.50%, 04/01/23 (Call 03/01/23)	1,311	1,258,783

		7,789,490

Total Corporate Bonds & Notes — 98.8% (Cost: $484,830,881)		472,417,197

Short-Term Investments

Money Market Funds — 9.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.36%(c)(d)(e)	42,176	42,184,592
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.11%(c)(d)	2,327	2,326,713

		44,511,305

Total Short-Term Investments — 9.3% (Cost: $44,507,037)		44,511,305

Total Investments in Securities — 108.1% (Cost: $529,337,918)		516,928,502

Other Assets, Less Liabilities — (8.1)%		(38,667,858)

Net Assets — 100.0%		$478,260,644

(a)	All or a portion of this security is on loan.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

66	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Dec 2023 Term Corporate ETF

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

	Par/Shares Held at 10/31/17	Par/Shares Purchased		Par/Shares Sold		Par/Shares Held at 10/31/18	Value at			Net Realized	Change in Unrealized Appreciation
Affiliated Issuer	(000)	(000)		(000)		(000)	10/31/18	Income		Gain (Loss) (a)	(Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	13,933	28,243	(b)	—		42,176	$42,184,592	$98,644	(c)	$(3,760)	$4,108
BlackRock Cash Funds: Treasury, SL Agency Shares	3,125	—		(798	)(b)	2,327	2,326,713	23,789		—	—
PNC Bank N.A. 2.95%, 01/30/23	750	250		—		1,000	965,170	26,100		—	(37,997)
3.80%, 07/25/23	250	1,000		—		1,250	1,245,275	23,018		—	(29,188)

							$46,721,750	$171,551		$(3,760)	$(63,077)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Corporate Bonds & Notes	$—	$472,417,197	$—	$472,417,197
Money Market Funds	44,511,305	—	—	44,511,305

	$44,511,305	$472,417,197	$—	$516,928,502

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	67

Schedule of Investments October 31, 2018	iShares® iBonds® Dec 2024 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Advertising — 0.8%
Interpublic Group of Companies Inc. (The), 4.20%, 04/15/24	$605	$600,886
Omnicom Group Inc./Omnicom Capital Inc., 3.65%, 11/01/24 (Call 08/01/24)	920	885,601
WPP Finance 2010, 3.75%, 09/19/24	966	920,250

		2,406,737
Aerospace & Defense — 1.6%
Boeing Co. (The), 2.85%, 10/30/24 (Call 07/30/24)	763	733,197
General Dynamics Corp., 2.38%, 11/15/24 (Call 09/15/24)	648	604,876
L3 Technologies Inc., 3.95%, 05/28/24 (Call 02/28/24)	386	381,939
Raytheon Co., 3.15%, 12/15/24 (Call 09/15/24)	406	396,959
Rockwell Collins Inc., 3.20%, 03/15/24 (Call 01/15/24)	1,431	1,370,769
United Technologies Corp., 2.80%, 05/04/24 (Call 03/04/24)	1,318	1,243,559

		4,731,299
Agriculture — 1.9%
Altria Group Inc., 4.00%, 01/31/24(a)	1,592	1,602,014
BAT Capital Corp., 3.22%, 08/15/24 (Call 06/15/24)(b)	2,670	2,518,477
Bunge Ltd. Finance Corp., 4.35%, 03/15/24 (Call 02/15/24)	500	490,925
Philip Morris International Inc., 3.25%, 11/10/24(a)	971	941,880

		5,553,296
Airlines — 0.1%
Continental Airlines Inc. Pass Through Trust, Series 2012-2, Class A, 4.00%, 10/29/24	275	273,470

Auto Manufacturers — 1.5%
American Honda Finance Corp., 2.90%, 02/16/24	714	686,854
Ford Motor Credit Co. LLC 3.66%, 09/08/24	1,000	911,820
3.81%, 01/09/24 (Call 11/09/23)	400	371,716
General Motors Financial Co. Inc., 3.95%, 04/13/24 (Call 02/13/24)	1,760	1,689,230
Toyota Motor Credit Corp., 2.90%, 04/17/24	959	918,415

		4,578,035
Auto Parts & Equipment — 0.6%
Aptiv Corp., 4.15%, 03/15/24 (Call 12/15/23)	787	781,609
Lear Corp., 5.38%, 03/15/24 (Call 03/15/19)	125	128,482
Magna International Inc., 3.63%, 06/15/24 (Call 03/15/24)	812	799,089

		1,709,180
Banks — 19.7%
Bank of America Corp. 3.86%, 07/23/24 (Call 07/23/23)(a)(c)(d)	1,000	991,250
4.00%, 04/01/24(a)	2,190	2,185,905
4.13%, 01/22/24	2,256	2,267,731
4.20%, 08/26/24	3,139	3,115,960
Bank of New York Mellon Corp. (The) 3.25%, 09/11/24 (Call 08/11/24)	605	588,090
3.40%, 05/15/24 (Call 04/15/24)	761	747,051
3.65%, 02/04/24 (Call 01/05/24)	1,083	1,075,863
BB&T Corp., 2.85%, 10/26/24 (Call 09/26/24)	1,471	1,392,140
BNP Paribas SA, 4.25%, 10/15/24	900	883,692
BPCE SA, 4.00%, 04/15/24	1,250	1,248,488
Capital One Financial Corp. 3.30%, 10/30/24 (Call 09/30/24)	1,178	1,112,857
3.75%, 04/24/24 (Call 03/24/24)	1,520	1,479,188
Citigroup Inc. 3.75%, 06/16/24	986	971,742
4.00%, 08/05/24	810	800,296
Credit Suisse AG/New York NY, 3.63%, 09/09/24	2,795	2,733,901

Security	Par (000)	Value

Banks (continued)
Deutsche Bank AG/London, 3.70%, 05/30/24	$1,850	$1,725,328
Fifth Third Bancorp., 4.30%, 01/16/24 (Call 12/16/23)	815	820,053
Goldman Sachs Group Inc. (The) 3.85%, 07/08/24 (Call 04/08/24)	2,403	2,353,642
4.00%, 03/03/24	3,381	3,357,164
HSBC Holdings PLC 3.95%, 05/18/24 (Call 05/18/23)(a)(c)(d)	380	376,470
4.25%, 03/14/24	1,650	1,629,094
HSBC USA Inc., 3.50%, 06/23/24(a)	940	917,045
Intesa Sanpaolo SpA, 5.25%, 01/12/24	800	772,248
JPMorgan Chase & Co. 3.37%, 07/23/24 (Call 07/23/23), (3 mo. LIBOR US + 0.890%)(d)	750	749,873
3.63%, 05/13/24	1,972	1,940,507
3.88%, 02/01/24	2,045	2,042,935
3.88%, 09/10/24	2,625	2,578,879
Lloyds Banking Group PLC, 4.50%, 11/04/24	1,000	976,850
Morgan Stanley 3.70%, 10/23/24	3,050	2,976,129
Series F, 3.88%, 04/29/24	3,317	3,276,234
People’s United Bank N.A., 4.00%, 07/15/24 (Call 04/16/24)	250	246,155
PNC Bank N.A., 3.30%, 10/30/24 (Call 09/30/24)(e)	250	242,753
PNC Financial Services Group Inc. (The), 3.90%, 04/29/24 (Call 03/29/24)(a)(e)	1,017	1,008,020
Royal Bank of Scotland Group PLC 4.52%, 06/25/24 (Call 06/25/23)(c)(d)	565	559,440
5.13%, 05/28/24	1,900	1,877,428
Santander UK PLC, 4.00%, 03/13/24	1,410	1,404,515
Sumitomo Mitsui Banking Corp., 3.40%, 07/11/24	250	243,725
U.S. Bancorp. 3.60%, 09/11/24 (Call 08/11/24)	1,486	1,462,833
3.70%, 01/30/24 (Call 12/29/23)(a)	765	766,438
Wells Fargo & Co. 3.30%, 09/09/24	2,435	2,335,287
4.48%, 01/16/24	559	567,961

		58,801,160
Beverages — 1.5%
Anheuser-Busch InBev Finance Inc., 3.70%, 02/01/24(a)	1,632	1,601,824
Anheuser-Busch InBev Worldwide Inc., 3.50%, 01/12/24 (Call 12/12/23)	615	598,580
Constellation Brands Inc., 4.75%, 11/15/24	580	595,277
PepsiCo Inc., 3.60%, 03/01/24 (Call 12/01/23)	1,698	1,699,800

		4,495,481
Biotechnology — 1.6%
Amgen Inc., 3.63%, 05/22/24 (Call 02/22/24)	1,755	1,727,218
Celgene Corp., 3.63%, 05/15/24 (Call 02/15/24)	1,269	1,238,481
Gilead Sciences Inc., 3.70%, 04/01/24 (Call 01/01/24)	1,978	1,963,026

		4,928,725
Building Materials — 0.2%
Johnson Controls International PLC, 3.63%,
07/02/24 (Call 04/02/24)(f)	258	252,657
Owens Corning, 4.20%, 12/01/24 (Call 09/01/24)	433	426,760

		679,417
Chemicals — 2.5%
Air Products & Chemicals Inc., 3.35%, 07/31/24 (Call 04/30/24)	283	278,158
Airgas Inc., 3.65%, 07/15/24 (Call 04/15/24)	70	69,706
Albemarle Corp., 4.15%, 12/01/24 (Call 09/01/24)	461	460,903
Braskem Finance Ltd., 6.45%, 02/03/24	900	945,360

68	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Dec 2024 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Chemicals (continued)
Dow Chemical Co. (The), 3.50%, 10/01/24 (Call 07/01/24)(a)	$1,382	$1,339,808
FMC Corp., 4.10%, 02/01/24 (Call 11/01/23)	175	173,224
LyondellBasell Industries NV, 5.75%, 04/15/24
(Call 01/15/24)	1,110	1,185,413
Methanex Corp., 4.25%, 12/01/24 (Call 09/01/24)	108	105,480
Nutrien Ltd., 3.63%, 03/15/24 (Call 12/15/23)	684	662,133
SASOL Financing USA LLC, 5.88%, 03/27/24 (Call 02/27/24)	1,250	1,259,587
Sherwin-Williams Co. (The), 3.13%, 06/01/24 (Call 04/01/24)	945	898,251

		7,378,023
Commercial Services — 0.2%
Moody’s Corp., 4.88%, 02/15/24 (Call 11/15/23)	528	548,993

Computers — 3.6%
Apple Inc. 2.85%, 05/11/24 (Call 03/11/24)(a)	1,875	1,797,469
3.00%, 02/09/24 (Call 12/09/23)	2,095	2,034,769
3.45%, 05/06/24(a)	2,872	2,842,131
DXC Technology Co., 4.25%, 04/15/24 (Call 02/15/24)	760	753,213
International Business Machines Corp., 3.63%, 02/12/24	2,160	2,140,841
NetApp Inc., 3.30%, 09/29/24 (Call 07/29/24)	525	498,335
Seagate HDD Cayman, 4.88%, 03/01/24 (Call 01/01/24)	674	637,631

		10,704,389
Cosmetics & Personal Care — 0.5%
Colgate-Palmolive Co., 3.25%, 03/15/24(a)	410	405,871
Unilever Capital Corp. 2.60%, 05/05/24 (Call 03/05/24)	400	378,548
3.25%, 03/07/24 (Call 02/07/24)(a)	750	736,808

		1,521,227
Diversified Financial Services — 4.2%
Air Lease Corp., 4.25%, 09/15/24 (Call 06/15/24)	894	884,497
Aircastle Ltd., 4.13%, 05/01/24 (Call 02/01/24)	805	781,937
American Express Co. 3.00%, 10/30/24 (Call 09/29/24)	1,734	1,641,872
3.63%, 12/05/24 (Call 11/04/24)	725	707,223
Ameriprise Financial Inc., 3.70%, 10/15/24	608	601,136
Brookfield Finance LLC, 4.00%, 04/01/24 (Call 02/01/24)	734	728,267
Charles Schwab Corp. (The), 3.55%, 02/01/24
(Call 01/01/24)(a)	550	546,524
Discover Financial Services, 3.95%, 11/06/24 (Call 08/06/24)	844	823,541
Invesco Finance PLC, 4.00%, 01/30/24	698	694,999
Mastercard Inc., 3.38%, 04/01/24	1,317	1,303,672
Nasdaq Inc., 4.25%, 06/01/24 (Call 03/01/24)(a)	937	938,209
National Rural Utilities Cooperative Finance Corp., 2.95%, 02/07/24 (Call 12/07/23)	373	359,605
ORIX Corp., 3.25%, 12/04/24	430	408,152
Stifel Financial Corp., 4.25%, 07/18/24	502	500,153
Synchrony Financial, 4.25%, 08/15/24 (Call 05/15/24)	1,459	1,385,612
TD Ameritrade Holding Corp., 3.75%, 04/01/24
(Call 03/01/24)	250	249,180

		12,554,579
Electric — 4.1%
Avangrid Inc., 3.15%, 12/01/24 (Call 10/01/24)	1,278	1,211,263
CenterPoint Energy Inc., 3.85%, 02/01/24 (Call 01/01/24)	475	474,895
Cleveland Electric Illuminating Co. (The), 5.50%, 08/15/24	50	54,060
Dominion Energy Inc., 3.63%, 12/01/24 (Call 09/01/24)(a)	1,093	1,066,484
DTE Electric Co., 3.65%, 03/15/24 (Call 12/15/23)	500	499,380
DTE Energy Co., Series C, 3.50%, 06/01/24 (Call 03/01/24)	625	610,831
Duke Energy Corp., 3.75%, 04/15/24 (Call 01/15/24)	1,576	1,561,012
Enel Generacion Chile SA, 4.25%, 04/15/24 (Call 01/15/24)	150	146,766

Security	Par (000)	Value

Electric (continued)
Entergy Arkansas Inc., 3.70%, 06/01/24 (Call 03/01/24)(a)	$490	$489,941
Entergy Louisiana LLC, 5.40%, 11/01/24	225	243,043
Florida Power & Light Co., 3.25%, 06/01/24 (Call 12/01/23)	275	272,863
ITC Holdings Corp., 3.65%, 06/15/24 (Call 03/15/24)	285	279,135
MidAmerican Energy Co., 3.50%, 10/15/24 (Call 07/15/24)	1,310	1,303,188
Pacific Gas & Electric Co. 3.40%, 08/15/24 (Call 05/15/24)	718	678,912
3.75%, 02/15/24 (Call 11/15/23)	670	648,185
PacifiCorp, 3.60%, 04/01/24 (Call 01/01/24)	125	124,642
Potomac Electric Power Co., 3.60%, 03/15/24 (Call 12/15/23)	418	416,320
PPL Capital Funding Inc., 3.95%, 03/15/24 (Call 12/15/23)	855	849,024
Sempra Energy, 3.55%, 06/15/24 (Call 03/15/24)	947	922,444
Union Electric Co., 3.50%, 04/15/24 (Call 01/15/24)	285	282,053
Virginia Electric & Power Co., 3.45%, 02/15/24 (Call 11/15/23)	115	113,550

		12,247,991
Electronics — 0.7%
Allegion U.S. Holding Co. Inc., 3.20%, 10/01/24 (Call 08/01/24)	445	413,094
Amphenol Corp., 3.20%, 04/01/24 (Call 02/01/24)	85	81,291
Arrow Electronics Inc., 3.25%, 09/08/24 (Call 07/08/24)	733	684,901
Keysight Technologies Inc., 4.55%, 10/30/24 (Call 07/30/24)	360	363,186
Trimble Inc., 4.75%, 12/01/24 (Call 09/01/24)	501	503,720
Tyco Electronics Group SA, 3.45%, 08/01/24 (Call 05/01/24)	113	110,142

		2,156,334
Engineering & Construction — 0.1%
Fluor Corp., 3.50%, 12/15/24 (Call 09/15/24)	385	371,229

Environmental Control — 0.1%
Waste Management Inc., 3.50%, 05/15/24 (Call 02/15/24)	360	355,194

Food — 1.3%
Conagra Brands Inc., 4.30%, 05/01/24 (Call 04/01/24)	750	751,927
General Mills Inc., 3.65%, 02/15/24 (Call 11/15/23)	400	391,996
Kroger Co. (The), 4.00%, 02/01/24 (Call 11/01/23)	570	567,783
McCormick & Co. Inc./MD, 3.15%, 08/15/24 (Call 06/15/24)	980	935,087
Tyson Foods Inc., 3.95%, 08/15/24 (Call 05/15/24)(a)	1,365	1,357,178

		4,003,971
Forest Products & Paper — 0.8%
Celulosa Arauco y Constitucion SA, 4.50%, 08/01/24 (Call 05/01/24)	200	198,070
Fibria Overseas Finance Ltd., 5.25%, 05/12/24	390	396,412
Georgia-Pacific LLC, 8.00%, 01/15/24	613	728,428
International Paper Co., 3.65%, 06/15/24 (Call 03/15/24)	1,181	1,166,745

		2,489,655
Gas — 0.2%
Dominion Energy Gas Holdings LLC, 3.60%, 12/15/24 (Call 09/15/24)	438	427,707
Southern California Gas Co., 3.15%, 09/15/24 (Call 06/15/24)	301	292,081

		719,788
Health Care - Products — 2.1%
Becton Dickinson and Co. 3.36%, 06/06/24 (Call 04/06/24)	1,817	1,735,980
3.73%, 12/15/24 (Call 09/15/24)	1,686	1,634,004
Medtronic Inc., 3.63%, 03/15/24 (Call 12/15/23)	829	826,878
Stryker Corp., 3.38%, 05/15/24 (Call 02/15/24)(a)	780	762,731
Thermo Fisher Scientific Inc., 4.15%, 02/01/24 (Call 11/01/23)(a)	1,157	1,168,535

		6,128,128

S C H E D U L E O F I N V E S T M E N T S	69

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Dec 2024 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care - Services — 1.5%
Aetna Inc., 3.50%, 11/15/24 (Call 08/15/24)	$1,094	$1,063,104
Anthem Inc. 3.35%, 12/01/24 (Call 10/01/24)(a)	410	394,892
3.50%, 08/15/24 (Call 05/15/24)	1,338	1,298,422
Humana Inc., 3.85%, 10/01/24 (Call 07/01/24)	925	909,627
Laboratory Corp. of America Holdings, 3.25%, 09/01/24 (Call 07/01/24)	448	427,741
Quest Diagnostics Inc., 4.25%, 04/01/24 (Call 01/01/24)	350	353,178

		4,446,964
Home Furnishings — 0.1%
Whirlpool Corp., 4.00%, 03/01/24(a)	275	272,470

Household Products & Wares — 0.1%
Clorox Co. (The), 3.50%, 12/15/24 (Call 09/15/24)	184	181,212

Housewares — 0.2%
Newell Brands Inc., 4.00%, 12/01/24 (Call 09/01/24)	693	663,111

Insurance — 3.6%
Aflac Inc., 3.63%, 11/15/24	1,305	1,287,566
American International Group Inc., 4.13%, 02/15/24	1,360	1,353,363
Aon PLC, 3.50%, 06/14/24 (Call 03/14/24)	848	824,341
Assured Guaranty U.S. Holdings Inc., 5.00%, 07/01/24(a)	596	622,093
Brown & Brown Inc., 4.20%, 09/15/24 (Call 06/15/24)	522	513,940
Chubb INA Holdings Inc., 3.35%, 05/15/24	257	252,227
CNA Financial Corp., 3.95%, 05/15/24 (Call 02/15/24)	572	564,020
Marsh & McLennan Companies Inc., 3.50%, 06/03/24 (Call 03/03/24)	960	937,440
MetLife Inc., 3.60%, 04/10/24	1,554	1,546,277
Old Republic International Corp., 4.88%, 10/01/24 (Call 09/01/24)	250	255,700
Prudential Financial Inc., 3.50%, 05/15/24(a)	1,110	1,101,420
Unum Group, 4.00%, 03/15/24	230	226,279
Willis North America Inc., 3.60%, 05/15/24 (Call 03/15/24)	1,155	1,112,877
XLIT Ltd., 6.38%, 11/15/24	135	150,335

		10,747,878
Internet — 2.9%
Alibaba Group Holding Ltd., 3.60%, 11/28/24 (Call 08/28/24)(a)	1,875	1,825,894
Alphabet Inc., 3.38%, 02/25/24	1,320	1,316,436
Amazon.com Inc. 2.80%, 08/22/24 (Call 06/22/24)	2,201	2,100,282
3.80%, 12/05/24 (Call 09/05/24)	1,758	1,768,671
eBay Inc., 3.45%, 08/01/24 (Call 05/01/24)	1,066	1,026,697
Expedia Group Inc., 4.50%, 08/15/24 (Call 05/15/24)(a)	759	748,237

		8,786,217
Machinery — 1.3%
Caterpillar Financial Services Corp., 3.25%, 12/01/24	760	744,747
Caterpillar Inc., 3.40%, 05/15/24 (Call 02/15/24)	1,652	1,638,602
John Deere Capital Corp. 2.65%, 06/24/24	740	701,231
3.35%, 06/12/24	710	699,137
Wabtec Corp., 4.15%, 03/15/24 (Call 02/15/24)	230	224,308

		4,008,025
Manufacturing — 1.7%
General Electric Co. 3.38%, 03/11/24(a)	1,109	1,056,345
3.45%, 05/15/24 (Call 02/13/24)	866	826,779
Illinois Tool Works Inc., 3.50%, 03/01/24 (Call 12/01/23)	461	459,834

Security	Par (000)	Value

Manufacturing (continued)
Ingersoll-Rand Luxembourg Finance SA, 3.55%, 11/01/24 (Call 08/01/24)	$857	$831,281
Parker-Hannifin Corp., 3.30%, 11/21/24 (Call 08/21/24)	939	917,375
Textron Inc., 4.30%, 03/01/24 (Call 12/01/23)	600	602,748
Trinity Industries Inc., 4.55%, 10/01/24 (Call 07/01/24)(a)	415	393,237

		5,087,599
Media — 2.9%
21st Century Fox America Inc., 3.70%, 09/15/24 (Call 06/15/24)	750	746,828
CBS Corp., 3.70%, 08/15/24 (Call 05/15/24)	890	860,799
Charter Communications Operating LLC/Charter Communications Operating Capital, 4.50%, 02/01/24 (Call 01/01/24)	300	300,516
Comcast Corp. 3.00%, 02/01/24 (Call 01/01/24)(a)	1,359	1,309,233
3.60%, 03/01/24	1,433	1,419,014
3.70%, 04/15/24 (Call 03/15/24)	985	981,346
Discovery Communications LLC 3.80%, 03/13/24 (Call 01/13/24)	528	514,800
3.90%, 11/15/24 (Call 08/15/24)(b)	268	260,718
Thomson Reuters Corp., 3.85%, 09/29/24 (Call 06/29/24)	450	435,708
Viacom Inc., 3.88%, 04/01/24 (Call 01/01/24)(a)	695	679,244
Warner Media LLC, 3.55%, 06/01/24 (Call 03/01/24)	1,162	1,124,340

		8,632,546
Metal Fabricate & Hardware — 0.0%
Timken Co. (The), 3.88%, 09/01/24 (Call 06/01/24)	100	97,222

Mining — 0.2%
Kinross Gold Corp., 5.95%, 03/15/24 (Call 12/15/23)	445	456,116
Yamana Gold Inc., 4.95%, 07/15/24 (Call 04/15/24)	265	258,810

		714,926
Office & Business Equipment — 0.1%
Xerox Corp., 3.80%, 05/15/24	350	311,245

Oil &Gas — 5.8%
Anadarko Petroleum Corp., 3.45%, 07/15/24 (Call 04/15/24)	936	889,893
BP Capital Markets PLC 3.22%, 04/14/24 (Call 02/14/24)	704	685,766
3.54%, 11/04/24(a)	1,644	1,619,291
3.81%, 02/10/24	1,139	1,141,620
Canadian Natural Resources Ltd., 3.80%, 04/15/24 (Call 01/15/24)	560	551,174
Chevron Corp., 2.90%, 03/03/24 (Call 01/03/24)	1,241	1,198,260
Cimarex Energy Co., 4.38%, 06/01/24 (Call 03/01/24)	1,150	1,144,721
Continental Resources Inc./OK, 3.80%, 06/01/24 (Call 03/01/24)	925	893,004
Exxon Mobil Corp., 3.18%, 03/15/24 (Call 12/15/23)(a)	1,313	1,291,742
Hess Corp., 3.50%, 07/15/24 (Call 04/15/24)	583	550,189
Husky Energy Inc., 4.00%, 04/15/24 (Call 01/15/24)	813	803,382
Kerr-McGee Corp., 6.95%, 07/01/24	936	1,042,470
Marathon Petroleum Corp., 3.63%, 09/15/24 (Call 06/15/24)	1,225	1,194,167
Noble Energy Inc., 3.90%, 11/15/24 (Call 08/15/24)	807	784,582
Suncor Energy Inc., 3.60%, 12/01/24 (Call 09/01/24)	1,112	1,090,227
Total Capital International SA 3.70%, 01/15/24	1,053	1,054,885
3.75%, 04/10/24	1,305	1,309,333

		17,244,706
Packaging & Containers — 0.5%
Packaging Corp. of America, 3.65%, 09/15/24 (Call 06/15/24)	623	607,737

70	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Dec 2024 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Packaging & Containers (continued)
WestRock Co., 3.00%, 09/15/24 (Call 07/15/24)(a)(b)	$890	$835,176

		1,442,913
Pharmaceuticals — 3.8%
Allergan Funding SCS, 3.85%, 06/15/24 (Call 03/15/24)	1,440	1,409,054
AmerisourceBergen Corp., 3.40%, 05/15/24 (Call 02/15/24)	720	689,450
Cardinal Health Inc. 3.08%, 06/15/24 (Call 04/15/24)	1,067	999,149
3.50%, 11/15/24 (Call 08/15/24)	433	413,273
CVS Health Corp., 3.38%, 08/12/24 (Call 05/12/24)	1,001	960,540
Express Scripts Holding Co., 3.50%, 06/15/24 (Call 03/15/24)	1,274	1,235,551
McKesson Corp., 3.80%, 03/15/24 (Call 12/15/23)	1,401	1,379,327
Novartis Capital Corp., 3.40%, 05/06/24	2,132	2,113,089
Perrigo Finance Unlimited Co., 3.90%, 12/15/24 (Call 09/15/24)(a)	400	384,748
Pfizer Inc., 3.40%, 05/15/24	1,411	1,400,925
Wyeth LLC, 6.45%, 02/01/24	367	416,442

		11,401,548
Pipelines — 4.4%
Boardwalk Pipelines LP, 4.95%, 12/15/24 (Call 09/15/24)	695	702,986
Buckeye Partners LP, 4.35%, 10/15/24 (Call 07/15/24)	83	80,686
Enable Midstream Partners LP, 3.90%, 05/15/24 (Call 02/15/24)	395	380,274
Enbridge Inc., 3.50%, 06/10/24 (Call 03/10/24)(a)	885	853,671
Energy Transfer Operating LP, 4.90%, 02/01/24 (Call 11/01/23)	348	354,372
Enterprise Products Operating LLC, 3.90%, 02/15/24 (Call 11/15/23)	1,066	1,064,614
EQM Midstream Partners LP, 4.00%, 08/01/24 (Call 05/01/24)	358	343,938
Kinder Morgan Energy Partners LP 4.15%, 02/01/24 (Call 11/01/23)	664	659,750
4.25%, 09/01/24 (Call 06/01/24)	1,093	1,095,514
4.30%, 05/01/24 (Call 02/01/24)	471	471,881
MPLX LP, 4.88%, 12/01/24 (Call 09/01/24)	1,560	1,599,218
Plains All American Pipeline LP/PAA Finance Corp., 3.60%, 11/01/24 (Call 08/01/24)	622	591,541
Sabine Pass Liquefaction LLC, 5.75%, 05/15/24 (Call 02/15/24)	1,650	1,747,680
Spectra Energy Partners LP, 4.75%, 03/15/24 (Call 12/15/23)	1,097	1,116,241
Sunoco Logistics Partners Operations LP, 4.25%, 04/01/24 (Call 01/01/24)	453	446,368
Williams Companies Inc. (The) 4.30%, 03/04/24 (Call 12/04/23)	1,375	1,373,639
4.55%, 06/24/24 (Call 03/24/24)	250	251,875

		13,134,248
Real Estate Investment Trusts — 5.3%
American Campus Communities Operating Partnership LP, 4.13%, 07/01/24 (Call 04/01/24)	85	84,208
American Tower Corp., 5.00%, 02/15/24	1,642	1,701,736
AvalonBay Communities Inc., 3.50%, 11/15/24 (Call 08/15/24)	365	359,335
Boston Properties LP, 3.80%, 02/01/24 (Call 11/01/23)	1,011	1,000,526
Crown Castle International Corp., 3.20%, 09/01/24 (Call 07/01/24)	805	760,186
Duke Realty LP, 3.75%, 12/01/24 (Call 09/01/24)	140	137,211
Essex Portfolio LP, 3.88%, 05/01/24 (Call 02/01/24)	333	329,444
HCP Inc. 3.88%, 08/15/24 (Call 05/17/24)	1,466	1,427,400
4.20%, 03/01/24 (Call 12/01/23)	335	332,213

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
Hospitality Properties Trust, 4.65%, 03/15/24 (Call 09/15/23)	$515	$510,746
Host Hotels & Resorts LP, 3.88%, 04/01/24 (Call 02/01/24)	555	540,709
Kilroy Realty LP, 3.45%, 12/15/24 (Call 09/15/24)	443	421,479
Kimco Realty Corp., 2.70%, 03/01/24 (Call 01/01/24)(a)	695	645,384
Liberty Property LP, 4.40%, 02/15/24 (Call 11/15/23)	265	268,344
Mid-America Apartments LP, 3.75%, 06/15/24 (Call 03/15/24)	390	381,213
National Retail Properties Inc., 3.90%, 06/15/24 (Call 03/15/24)	200	196,672
Omega Healthcare Investors Inc., 4.95%, 04/01/24 (Call 01/01/24)	610	614,014
Piedmont Operating Partnership LP, 4.45%, 03/15/24 (Call 12/15/23)	158	157,442
Realty Income Corp., 3.88%, 07/15/24 (Call 04/15/24)	433	429,982
Select Income REIT, 4.25%, 05/15/24 (Call 02/15/24)	553	523,580
Simon Property Group LP 3.38%, 10/01/24 (Call 07/01/24)	1,387	1,349,787
3.75%, 02/01/24 (Call 11/01/23)(a)	564	562,759
UDR Inc., 3.75%, 07/01/24 (Call 04/01/24)	150	147,546
Ventas Realty LP, 3.75%, 05/01/24 (Call 02/01/24)	345	338,128
VEREIT Operating Partnership LP, 4.60%, 02/06/24 (Call 11/06/23)	680	680,218
Washington Prime Group LP, 5.95%, 08/15/24 (Call 06/15/24)(a)	815	754,062
Welltower Inc., 4.50%, 01/15/24 (Call 10/15/23)	315	319,193
WP Carey Inc., 4.60%, 04/01/24 (Call 01/01/24)	783	789,170

		15,762,687
Retail — 3.7%
Bed Bath & Beyond Inc., 3.75%, 08/01/24 (Call 05/01/24)(a)	329	287,753
Costco Wholesale Corp., 2.75%, 05/18/24 (Call 03/18/24)	1,287	1,239,870
Home Depot Inc. (The), 3.75%, 02/15/24 (Call 11/15/23)(a)	1,197	1,210,574
Lowe’s Companies Inc., 3.13%, 09/15/24 (Call 06/15/24)	353	343,427
Macy’s Retail Holdings Inc., 3.63%, 06/01/24 (Call 03/01/24)(a)	853	807,893
McDonald’s Corp., 3.25%, 06/10/24	351	341,074
QVC Inc., 4.85%, 04/01/24(a)	856	843,263
Target Corp., 3.50%, 07/01/24(a)	1,239	1,242,320
Walgreens Boots Alliance Inc., 3.80%, 11/18/24 (Call 08/18/24)	2,523	2,462,625
Walmart Inc. 2.65%, 12/15/24 (Call 10/15/24)	631	599,254
3.30%, 04/22/24 (Call 01/22/24)	1,765	1,749,521

		11,127,574
Semiconductors — 3.0%
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.63%, 01/15/24 (Call 11/15/23)	2,805	2,687,863
Intel Corp., 2.88%, 05/11/24 (Call 03/11/24)	2,311	2,225,031
KLA-Tencor Corp., 4.65%, 11/01/24 (Call 08/01/24)	1,522	1,551,390
QUALCOMM Inc., 2.90%, 05/20/24 (Call 03/20/24)	2,005	1,901,261
Xilinx Inc., 2.95%, 06/01/24 (Call 04/01/24)	726	687,921

		9,053,466
Software — 2.0%
Fidelity National Information Services Inc., 3.88%, 06/05/24 (Call 03/05/24)(a)	384	380,613
Microsoft Corp., 2.88%, 02/06/24 (Call 12/06/23)	2,126	2,061,646
Oracle Corp. 2.95%, 11/15/24 (Call 09/15/24)	1,473	1,408,335
3.40%, 07/08/24 (Call 04/08/24)(a)	2,316	2,276,999

		6,127,593

S C H E D U L E O F I N V E S T M E N T S	71

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Dec 2024 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Telecommunications — 3.9%
AT&T Inc. 3.80%, 03/01/24 (Call 01/01/24)(a)	$1,135	$1,113,866
3.90%, 03/11/24 (Call 12/11/23)(a)	1,136	1,119,528
4.45%, 04/01/24 (Call 01/01/24)	1,394	1,407,090
Cisco Systems Inc., 3.63%, 03/04/24(a)	1,262	1,268,398
Juniper Networks Inc., 4.50%, 03/15/24	700	709,023
Motorola Solutions Inc., 4.00%, 09/01/24	534	518,920
Verizon Communications Inc. 3.50%, 11/01/24 (Call 08/01/24)	2,800	2,740,920
4.15%, 03/15/24 (Call 12/15/23)	991	1,003,863
Vodafone Group PLC, 3.75%, 01/16/24	1,760	1,721,087

		11,602,695
Transportation — 1.6%
Burlington Northern Santa Fe LLC 3.40%, 09/01/24 (Call 06/01/24)	1,023	1,007,624
3.75%, 04/01/24 (Call 01/01/24)	629	630,642
Canadian National Railway Co., 2.95%, 11/21/24 (Call 08/21/24)	360	346,230
CSX Corp., 3.40%, 08/01/24 (Call 05/01/24)(a)	931	912,901
FedEx Corp., 4.00%, 01/15/24(a)	861	874,750
Norfolk Southern Corp., 3.85%, 01/15/24 (Call 10/15/23)	305	306,071
Union Pacific Corp. 3.65%, 02/15/24 (Call 11/15/23)	260	258,048
3.75%, 03/15/24 (Call 12/15/23)	418	416,474

		4,752,740
Water — 0.2%
American Water Capital Corp., 3.85%, 03/01/24 (Call 12/01/23)	540	543,434

Total Corporate Bonds & Notes — 98.7% (Cost: $304,426,399)		295,479,320

Security	Shares (000)	Value

Short-Term Investments

Money Market Funds — 6.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.36%(e)(g)(h)	20,091	$20,095,267
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.11%(e)(g)	519	519,494

		20,614,761

Total Short-Term Investments — 6.9% (Cost: $20,612,419)		20,614,761

Total Investments in Securities — 105.6% (Cost: $325,038,818)		316,094,081

Other Assets, Less Liabilities — (5.6)%		(16,891,496)

Net Assets — 100.0%		$299,202,585

(a)	All or a portion of this security is on loan.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is issued at a fixed coupon rate, which converts to a variable rate at a specified date. Reference index and spread are provided if the rate is currently floating.
(d)	Variable or floating rate security. Rate shown is the rate in effect as of period-end.
(e)	Affiliate of the Fund.
(f)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(g)	Annualized 7-day yield as of period-end.
(h)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Par/Shares Held at 10/31/17 (000)	Par/Shares Purchased (000)		Par/Shares Sold (000)		Par/Shares Held at 10/31/18 (000)	Value at 10/31/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Cash Funds: Institutional, SL Agency Shares	9,980	10,111	(b)	—		20,091	$20,095,267	$77,587	(c)	$(966)	$1,507
BlackRock Cash Funds: Treasury, SL Agency Shares	905	—		(386	)(b)	519	519,494	24,915		—	—
PNC Bank N.A., 3.30%, 10/30/24	250	—		—		250	242,753	7,709		—	(13,744)
PNC Financial Services Group Inc. (The), 3.90%, 04/29/24	476	641		(100)		1,017	1,008,020	24,918		(3,642)	(32,921)

							$21,865,534	$135,129		$(4,608)	$(45,158)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

72	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Dec 2024 Term Corporate ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Corporate Bonds & Notes	$—	$295,479,320	$—	$295,479,320
Money Market Funds	20,614,761	—	—	20,614,761

	$20,614,761	$295,479,320	$—	$316,094,081

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	73

Schedule of Investments October 31, 2018	iShares® iBonds® Dec 2025 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Aerospace & Defense — 1.6%
Boeing Co. (The), 2.60%, 10/30/25 (Call 07/30/25)	$350	$325,619
Embraer Netherlands Finance BV, 5.05%, 06/15/25	865	882,845
General Dynamics Corp., 3.50%, 05/15/25 (Call 03/15/25)	590	583,935
Harris Corp., 3.83%, 04/27/25 (Call 01/27/25)	455	444,735
Lockheed Martin Corp., 2.90%, 03/01/25 (Call 12/01/24)	1,060	1,005,760
Northrop Grumman Corp., 2.93%, 01/15/25 (Call 11/15/24)	1,795	1,690,567
United Technologies Corp., 3.95%, 08/16/25 (Call 06/16/25)	320	316,787

		5,250,248
Agriculture — 1.1%
Philip Morris International Inc., 3.38%, 08/11/25 (Call 05/11/25)	1,065	1,028,417
Reynolds American Inc., 4.45%, 06/12/25 (Call 03/12/25)(a)	2,539	2,523,157

		3,551,574
Airlines — 0.1%
U.S. Airways Pass Through Trust, Series 2013-1, Class A, 3.95%, 05/15/25	104	103,146
United Airlines Pass Through Trust, Series 2013-1, Class A, 4.30%, 08/15/25	281	284,089

		387,235
Apparel — 0.1%
Ralph Lauren Corp., 3.75%, 09/15/25 (Call 07/15/25)	350	343,427

Auto Manufacturers — 1.5%
Ford Motor Credit Co. LLC 4.13%, 08/04/25	1,275	1,168,754
4.69%, 06/09/25 (Call 04/09/25)	250	237,663
General Motors Co., 4.00%, 04/01/25	645	605,842
General Motors Financial Co. Inc. 4.00%, 01/15/25 (Call 10/15/24)	1,235	1,166,087
4.30%, 07/13/25 (Call 04/13/25)(a)	1,387	1,317,858
4.35%, 04/09/25 (Call 02/09/25)	155	148,791
Toyota Motor Credit Corp., 3.40%, 04/14/25	250	244,647

		4,889,642
Auto Parts & Equiptment — 0.4%
BorgWarner Inc., 3.38%, 03/15/25 (Call 12/15/24)	250	238,833
Harman International Industries Inc., 4.15%, 05/15/25 (Call 02/15/25)	190	185,926
Lear Corp., 5.25%, 01/15/25 (Call 01/15/20)	665	681,465
Magna International Inc., 4.15%, 10/01/25 (Call 07/01/25)	300	301,050

		1,407,274
Banks — 21.0%
Australia & New Zealand Banking Group Ltd./New York NY, 3.70%, 11/16/25	785	772,314
Banco Santander SA, 5.18%, 11/19/25(a)	1,700	1,680,926
Bank of America Corp. 3.88%, 08/01/25	2,170	2,133,935
4.00%, 01/22/25	2,180	2,121,685
Series L, 3.95%, 04/21/25	2,894	2,805,849
Bank of New York Mellon Corp. (The) 3.95%, 11/18/25 (Call 10/18/25)(a)	341	341,140
Series G, 3.00%, 02/24/25 (Call 01/24/25)	1,269	1,203,621
Barclays PLC, 3.65%, 03/16/25	2,150	2,001,607
BB&T Corp., 3.70%, 06/05/25 (Call 05/05/25)	190	187,882
Branch Banking & Trust Co., 3.63%, 09/16/25 (Call 08/16/25)	1,300	1,262,976

Security	Par (000)	Value

Banks (continued)
Capital One Financial Corp. 3.20%, 02/05/25 (Call 01/05/25)	$1,405	$1,311,666
4.20%, 10/29/25 (Call 09/29/25)(a)	1,756	1,693,802
4.25%, 04/30/25 (Call 03/31/25)(a)	200	197,156
Citigroup Inc. 3.30%, 04/27/25	1,643	1,562,362
3.88%, 03/26/25	1,062	1,023,842
4.40%, 06/10/25	2,670	2,643,754
5.50%, 09/13/25	1,475	1,549,546
Citizens Financial Group Inc., 4.30%, 12/03/25 (Call 11/03/25)	1,048	1,031,012
Compass Bank, 3.88%, 04/10/25 (Call 03/10/25)	790	750,192
Cooperatieve Rabobank UA, 4.38%, 08/04/25	1,215	1,188,598
Cooperatieve Rabobank UA/NY, 3.38%, 05/21/25(a)	1,300	1,258,283
Credit Suisse Group Funding Guernsey Ltd., 3.75%, 03/26/25	2,600	2,487,940
Fifth Third Bank/Cincinnati OH, 3.95%, 07/28/25 (Call 06/28/25)	650	648,992
Goldman Sachs Group Inc. (The) 3.50%, 01/23/25 (Call 10/23/24)	2,538	2,430,871
3.75%, 05/22/25 (Call 02/22/25)	2,360	2,284,763
4.25%, 10/21/25	2,058	2,001,405
HSBC Holdings PLC, 4.25%, 08/18/25	1,675	1,629,189
JPMorgan Chase & Co. 3.13%, 01/23/25 (Call 10/23/24)	2,774	2,629,641
3.90%, 07/15/25 (Call 04/15/25)	2,889	2,848,987
KeyBank N.A./Cleveland OH, 3.30%, 06/01/25	1,000	959,690
KeyCorp., 4.15%, 10/29/25	185	185,420
Lloyds Bank PLC, 3.50%, 05/14/25	200	191,154
Lloyds Banking Group PLC 4.45%, 05/08/25	705	701,249
4.58%, 12/10/25	1,800	1,734,048
Manufacturers & Traders Trust Co., 2.90%, 02/06/25 (Call 01/06/25)	1,000	944,780
Mitsubishi UFJ Financial Group Inc., 3.78%, 03/02/25	390	383,585
Morgan Stanley 4.00%, 07/23/25	3,266	3,209,204
5.00%, 11/24/25	2,000	2,045,100
MUFG Americas Holdings Corp., 3.00%, 02/10/25 (Call 01/20/25)	175	164,924
Northern Trust Corp., 3.95%, 10/30/25(a)	831	836,942
PNC Bank N.A. 2.95%, 02/23/25 (Call 01/23/25)(b)	1,000	945,880
3.25%, 06/01/25 (Call 05/02/25)(b)	850	816,867
4.20%, 11/01/25 (Call 10/01/25)(a)(b)	250	251,448
Santander Holdings USA Inc., 4.50%, 07/17/25 (Call 04/17/25)	1,300	1,272,154
State Street Corp., 3.55%, 08/18/25	1,803	1,760,990
SunTrust Bank/Atlanta GA, 4.05%, 11/03/25 (Call 09/03/25)	500	500,250
SunTrust Banks Inc., 4.00%, 05/01/25 (Call 03/01/25)(a)	590	585,840
SVB Financial Group, 3.50%, 01/29/25	560	536,906
U.S. Bank N.A./Cincinnati OH, 2.80%, 01/27/25 (Call 12/27/24)	650	612,371
Wells Fargo & Co. 3.00%, 02/19/25	2,789	2,609,723
3.55%, 09/29/25	2,695	2,586,661

		69,519,122
Beverages — 1.6%
Coca-Cola Bottling Co. Consolidated, 3.80%, 11/25/25 (Call 08/25/25)(a)	250	243,638

74	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Dec 2025 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Beverages (continued)
Coca-Cola Co. (The), 2.88%, 10/27/25	$1,887	$1,790,574
Constellation Brands Inc. 4.40%, 11/15/25 (Call 09/15/25)	100	100,165
4.75%, 12/01/25(a)	725	738,782
Keurig Dr Pepper Inc. 3.40%, 11/15/25 (Call 08/15/25)	350	324,611
4.42%, 05/25/25 (Call 03/25/25)(c)	670	664,385
PepsiCo Inc. 2.75%, 04/30/25 (Call 01/30/25)	1,092	1,032,934
3.50%, 07/17/25 (Call 04/17/25)	480	474,163

		5,369,252
Biotechnology — 2.7%
Amgen Inc., 3.13%, 05/01/25 (Call 02/01/25)	1,180	1,117,519
Baxalta Inc., 4.00%, 06/23/25 (Call 03/23/25)	1,188	1,155,781
Biogen Inc., 4.05%, 09/15/25 (Call 06/15/25)	2,095	2,075,412
Celgene Corp., 3.88%, 08/15/25 (Call 05/15/25)	2,768	2,665,667
Gilead Sciences Inc., 3.50%, 02/01/25 (Call 11/01/24)(a)	2,095	2,032,485

		9,046,864
Building Materials — 0.6%
Fortune Brands Home & Security Inc., 4.00%, 06/15/25 (Call 03/15/25)(a)	525	512,453
Masco Corp., 4.45%, 04/01/25 (Call 01/01/25)(a)	955	955,745
Vulcan Materials Co., 4.50%, 04/01/25 (Call 01/01/25)	585	582,063

		2,050,261
Chemicals — 1.0%
Eastman Chemical Co., 3.80%, 03/15/25 (Call 12/15/24)(a)	1,015	986,408
Nutrien Ltd. 3.00%, 04/01/25 (Call 01/01/25)	925	849,391
3.38%, 03/15/25 (Call 12/15/24)	470	441,151
Praxair Inc., 2.65%, 02/05/25 (Call 11/05/24)	373	349,370
Sherwin-Williams Co. (The), 3.45%, 08/01/25 (Call 05/01/25)	833	788,759

		3,415,079
Commercial Services — 1.0%
Automatic Data Processing Inc., 3.38%, 09/15/25 (Call 06/15/25)	1,189	1,176,610
Block Financial LLC, 5.25%, 10/01/25 (Call 07/01/25)	422	422,021
S&P Global Inc., 4.00%, 06/15/25 (Call 03/15/25)	965	961,671
Verisk Analytics Inc., 4.00%, 06/15/25 (Call 03/15/25)(a)	575	567,025

		3,127,327
Computers — 2.8%
Apple Inc. 2.50%, 02/09/25	1,686	1,572,296
2.75%, 01/13/25 (Call 11/13/24)	1,240	1,174,553
3.20%, 05/13/25	2,551	2,472,557
Hewlett Packard Enterprise Co., 4.90%, 10/15/25 (Call 07/15/25)	2,601	2,643,656
International Business Machines Corp., 7.00%, 10/30/25	406	477,050
Seagate HDD Cayman, 4.75%, 01/01/25	1,070	978,868

		9,318,980
Cosmetics & Personal Care — 0.2%
Unilever Capital Corp. 3.10%, 07/30/25	450	430,699
3.38%, 03/22/25 (Call 01/22/25)	250	245,183

		675,882
Diversified Financial Services — 4.7%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 3.50%, 01/15/25 (Call 11/15/24)(a)	480	448,325
4.45%, 10/01/25 (Call 08/01/25)	600	588,366

Security	Par (000)	Value

Diversified Financial Services (continued)
Affiliated Managers Group Inc., 3.50%, 08/01/25	$165	$157,349
Air Lease Corp., 3.25%, 03/01/25 (Call 01/01/25)(a)	910	844,425
Charles Schwab Corp. (The) 3.00%, 03/10/25 (Call 12/10/24)	125	118,486
3.85%, 05/21/25 (Call 03/21/25)	275	274,667
CME Group Inc., 3.00%, 03/15/25 (Call 12/15/24)	1,140	1,086,956
Discover Financial Services, 3.75%, 03/04/25 (Call 12/04/24)	685	649,243
Franklin Resources Inc., 2.85%, 03/30/25	300	281,169
GE Capital International Funding Co. Unlimited Co., 3.37%, 11/15/25	2,250	2,062,193
Intercontinental Exchange Inc., 3.75%, 12/01/25 (Call 09/01/25)(a)	1,533	1,514,343
Janus Capital Group Inc., 4.88%, 08/01/25 (Call 05/01/25)	485	489,496
Lazard Group LLC, 3.75%, 02/13/25	440	419,382
National Rural Utilities Cooperative Finance Corp. 2.85%, 01/27/25 (Call 10/27/24)	550	520,889
3.25%, 11/01/25 (Call 08/01/25)	415	400,653
Synchrony Financial, 4.50%, 07/23/25 (Call 04/24/25)	1,175	1,113,195
TD Ameritrade Holding Corp., 3.63%, 04/01/25 (Call 01/01/25)	325	316,514
Visa Inc., 3.15%, 12/14/25 (Call 09/14/25)	4,465	4,290,329

		15,575,980
Electric — 3.0%
Ameren Illinois Co., 3.25%, 03/01/25 (Call 12/01/24)	75	72,798
Appalachian Power Co., 3.40%, 06/01/25 (Call 03/01/25)	110	106,327
Berkshire Hathaway Energy Co., 3.50%, 02/01/25 (Call 11/01/24)	825	808,648
Dominion Energy Inc., 3.90%, 10/01/25 (Call 07/01/25)	985	964,433
DTE Electric Co., 3.38%, 03/01/25 (Call 12/01/24)	105	102,246
Duke Energy Progress LLC, 3.25%, 08/15/25 (Call 05/15/25)	852	824,966
Eversource Energy, Series H, 3.15%, 01/15/25 (Call 10/15/24)	300	286,317
Exelon Corp., 3.95%, 06/15/25 (Call 03/15/25)	1,145	1,126,073
Florida Power & Light Co., 3.13%, 12/01/25 (Call 06/01/25)	750	723,563
Kansas City Power & Light Co., 3.65%, 08/15/25 (Call 05/15/25)	25	24,351
Louisville Gas & Electric Co., Series 25, 3.30%, 10/01/25 (Call 07/01/25)	585	565,397
Oncor Electric Delivery Co. LLC, 2.95%, 04/01/25 (Call 01/01/25)	50	47,586
Pacific Gas & Electric Co., 3.50%, 06/15/25 (Call 03/15/25)	1,000	933,640
Public Service Electric & Gas Co., 3.00%, 05/15/25 (Call 02/15/25)	365	349,002
Puget Energy Inc., 3.65%, 05/15/25 (Call 02/15/25)	250	239,503
Sempra Energy, 3.75%, 11/15/25 (Call 08/15/25)	465	450,980
Southern California Edison Co., Series E, 3.70%, 08/01/25 (Call 06/01/25)	305	302,072
Southern Power Co., 4.15%, 12/01/25 (Call 09/01/25)	905	886,248
Virginia Electric & Power Co., Series A, 3.10%, 05/15/25 (Call 02/15/25)(a)	310	297,606
WEC Energy Group Inc., 3.55%, 06/15/25 (Call 03/15/25)	420	409,282
Xcel Energy Inc., 3.30%, 06/01/25 (Call 12/01/24)	405	388,431

		9,909,469
Electrical Components & Equipment — 0.0%
Emerson Electric Co., 3.15%, 06/01/25 (Call 03/01/25)	100	95,985

Electronics — 0.2%
Arrow Electronics Inc., 4.00%, 04/01/25 (Call 01/01/25)	255	245,825

S C H E D U L E O F I N V E S T M E N T S	75

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Dec 2025 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electronics (continued)
Flex Ltd., 4.75%, 06/15/25 (Call 03/15/25)(a)	$525	$516,910

		762,735
Environmental Control — 0.4%
Republic Services Inc., 3.20%, 03/15/25 (Call 12/15/24)	619	592,222
Waste Management Inc., 3.13%, 03/01/25 (Call 12/01/24)	615	590,892

		1,183,114
Food — 1.9%
Campbell Soup Co. 3.30%, 03/19/25 (Call 12/19/24)(a)	325	295,919
3.95%, 03/15/25 (Call 01/15/25)	650	617,266
Conagra Brands Inc., 4.60%, 11/01/25 (Call 09/01/25)	205	205,338
General Mills Inc., 4.00%, 04/17/25 (Call 02/17/25)	450	441,590
JM Smucker Co. (The), 3.50%, 03/15/25	1,306	1,241,445
Kraft Heinz Foods Co., 3.95%, 07/15/25 (Call 04/15/25)	2,220	2,145,985
Sysco Corp. 3.55%, 03/15/25 (Call 01/15/25)	305	295,865
3.75%, 10/01/25 (Call 07/01/25)	912	887,595

		6,131,003
Forest Products & Paper — 0.1%
Fibria Overseas Finance Ltd., 4.00%, 01/14/25 (Call 11/14/24)	275	258,484

Gas — 0.4%
National Fuel Gas Co., 5.20%, 07/15/25 (Call 04/15/25)	600	606,642
Southern California Gas Co., 3.20%, 06/15/25 (Call 03/15/25)	565	544,411

		1,151,053
Health Care - Products — 3.3%
Abbott Laboratories 2.95%, 03/15/25 (Call 12/15/24)	1,459	1,383,322
3.88%, 09/15/25 (Call 06/15/25)	345	343,941
Boston Scientific Corp., 3.85%, 05/15/25	1,051	1,035,939
Danaher Corp., 3.35%, 09/15/25 (Call 06/15/25)(a)	360	350,259
Medtronic Inc., 3.50%, 03/15/25	4,396	4,302,277
Stryker Corp., 3.38%, 11/01/25 (Call 08/01/25)	1,060	1,007,445
Thermo Fisher Scientific Inc., 3.65%, 12/15/25 (Call 09/09/25)	330	320,456
Zimmer Biomet Holdings Inc., 3.55%, 04/01/25 (Call 01/01/25)	2,117	1,999,676

		10,743,315
Health Care - Services — 1.7%
Cigna Corp., 3.25%, 04/15/25 (Call 01/15/25)	1,367	1,286,457
Halfmoon Parent Inc., 4.13%, 11/15/25 (Call 09/15/25)(c)	320	316,179
Laboratory Corp. of America Holdings, 3.60%, 02/01/25 (Call 11/01/24)	1,010	972,559
Quest Diagnostics Inc., 3.50%, 03/30/25 (Call 12/30/24)	450	429,620
UnitedHealth Group Inc., 3.75%, 07/15/25	2,505	2,484,083

		5,488,898
Holding Companies - Diversified — 0.3%
Apollo Investment Corp., 5.25%, 03/03/25	250	241,370
Ares Capital Corp., 4.25%, 03/01/25 (Call 01/01/25)	938	893,961

		1,135,331
Home Furnishings — 0.1%
Whirlpool Corp., 3.70%, 05/01/25	250	238,698

Household Products & Wares — 0.1%
Kimberly-Clark Corp., 3.05%, 08/15/25	310	295,870

Housewares — 0.1%
Newell Brands Inc., 3.90%, 11/01/25 (Call 08/01/25)	465	423,099

Security	Par (000)	Value

Insurance — 2.3%
Aflac Inc., 3.25%, 03/17/25	$350	$335,982
Allied World Assurance Co. Holdings Ltd., 4.35%, 10/29/25 (Call 07/29/25)	215	207,170
American International Group Inc., 3.75%, 07/10/25 (Call 04/10/25)	1,617	1,549,151
Aon PLC, 3.88%, 12/15/25 (Call 09/15/25)(a)	1,155	1,131,207
Chubb INA Holdings Inc., 3.15%, 03/15/25	480	460,857
Kemper Corp., 4.35%, 02/15/25 (Call 11/15/24)	525	512,626
Lincoln National Corp., 3.35%, 03/09/25	175	166,278
Marsh & McLennan Companies Inc., 3.50%, 03/10/25 (Call 12/10/24)	735	708,937
MetLife Inc. 3.00%, 03/01/25	866	821,150
3.60%, 11/13/25 (Call 08/13/25)	622	607,762
Principal Financial Group Inc., 3.40%, 05/15/25 (Call 02/15/25)	310	297,867
RenaissanceRe Finance Inc., 3.70%, 04/01/25 (Call 01/01/25)	300	289,965
XLIT Ltd., 4.45%, 03/31/25	677	667,089

		7,756,041
Internet — 0.6%
Amazon.com Inc., 5.20%, 12/03/25 (Call 09/03/25)	1,162	1,258,086
Baidu Inc., 4.13%, 06/30/25	265	258,561
Booking Holdings Inc., 3.65%, 03/15/25 (Call 12/15/24)	422	409,943

		1,926,590
Iron & Steel — 0.1%
ArcelorMittal, 6.13%, 06/01/25	250	267,293

Leisure Time — 0.2%
Harley-Davidson Inc., 3.50%, 07/28/25 (Call 04/28/25)(a)	700	665,665

Lodging — 0.6%
Marriott International Inc./MD 3.75%, 03/15/25 (Call 12/15/24)	400	388,216
3.75%, 10/01/25 (Call 07/01/25)	515	497,634
Sands China Ltd., 5.13%, 08/08/25 (Call 06/08/25)(c)	1,250	1,225,188

		2,111,038
Machinery — 0.6%
Dover Corp., 3.15%, 11/15/25 (Call 08/15/25)(a)	125	117,990
John Deere Capital Corp. 3.40%, 09/11/25(a)	685	667,656
3.45%, 03/13/25	770	758,019
Rockwell Automation Inc., 2.88%, 03/01/25 (Call 12/01/24)	50	47,043
Roper Technologies Inc., 3.85%, 12/15/25 (Call 09/15/25)	544	530,177

		2,120,885
Manufacturing — 0.3%
3M Co., 3.00%, 08/07/25	875	842,091
Textron Inc., 3.88%, 03/01/25 (Call 12/01/24)	144	139,633

		981,724
Media — 3.8%
21st Century Fox America Inc., 3.70%, 10/15/25 (Call 07/15/25)	952	940,224
CBS Corp., 3.50%, 01/15/25 (Call 10/15/24)	955	903,869
Charter Communications Operating LLC/Charter Communications Operating Capital, 4.91%, 07/23/25 (Call 04/23/25)	4,434	4,456,613

76	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Dec 2025 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Media (continued)
Comcast Corp. 3.38%, 02/15/25 (Call 11/15/24)	$701	$678,182
3.38%, 08/15/25 (Call 05/15/25)	2,251	2,163,436
3.95%,10/15/25 (Call 08/15/25)	35	34,928
Discovery Communications LLC 3.45%, 03/15/25 (Call 12/15/24)	326	306,342
3.95%, 06/15/25 (Call 05/15/25)(c)	180	173,556
Grupo Televisa SAB, 6.63%, 03/18/25	300	331,920
Walt Disney Co. (The), 3.15%, 09/17/25	883	850,691
Warner Media LLC, 3.60%, 07/15/25 (Call 04/15/25)	1,773	1,679,581

		12,519,342
Metal Fabricate & Hardware — 0.4%
Precision Castparts Corp., 3.25%, 06/15/25 (Call 03/15/25)	1,270	1,224,572

Mining — 0.7%
Rio Tinto Finance USA Ltd., 3.75%, 06/15/25 (Call 03/15/25)	1,587	1,573,209
Southern Copper Corp., 3.88%, 04/23/25	765	735,555

		2,308,764
Oil & Gas — 3.7%
BP Capital Markets America Inc., 3.80%, 09/21/25 (Call 07/21/25)	725	718,171
BP Capital Markets PLC, 3.51%, 03/17/25	1,188	1,161,032
Canadian Natural Resources Ltd., 3.90%, 02/01/25 (Call 11/01/24)	875	852,583
Chevron Corp., 3.33%, 11/17/25 (Call 08/17/25)	880	854,181
Concho Resources Inc., 4.38%, 01/15/25 (Call 01/15/20)	490	488,569
Devon Energy Corp., 5.85%, 12/15/25 (Call 09/15/25)	755	805,245
EOG Resources Inc., 3.15%, 04/01/25 (Call 01/01/25)(a)	405	388,087
Exxon Mobil Corp., 2.71%, 03/06/25 (Call 12/06/24)	1,966	1,855,708
Helmerich & Payne International Drilling Co., 4.65%, 03/15/25 (Call 12/15/24)	155	156,880
Marathon Oil Corp., 3.85%, 06/01/25 (Call 03/01/25)	1,110	1,066,277
Occidental Petroleum Corp., 3.50%, 06/15/25 (Call 03/15/25)(a)	931	914,186
Shell International Finance BV, 3.25%, 05/11/25	2,788	2,690,838
Valero Energy Corp., 3.65%, 03/15/25(a)	400	385,100

		12,336,857
Oil & Gas Services — 0.7%
Halliburton Co., 3.80%, 11/15/25 (Call 08/15/25)(a)	2,411	2,343,613

Pharmaceuticals — 8.1%
AbbVie Inc., 3.60%, 05/14/25 (Call 02/14/25)	4,103	3,916,970
Allergan Funding SCS, 3.80%, 03/15/25 (Call 12/15/24)(a)	4,195	4,043,854
AmerisourceBergen Corp., 3.25%, 03/01/25 (Call 12/01/24)	575	542,656
AstraZeneca PLC, 3.38%, 11/16/25	2,365	2,245,899
Cardinal Health Inc., 3.75%, 09/15/25 (Call 06/15/25)(a)	475	452,129
CVS Health Corp. 3.88%, 07/20/25 (Call 04/20/25)	3,344	3,252,341
4.10%, 03/25/25 (Call 01/25/25)	4,690	4,631,140
Eli Lilly & Co., 2.75%, 06/01/25 (Call 03/01/25)(a)	810	764,632
GlaxoSmithKline Capital Inc., 3.63%, 05/15/25(a)	510	505,150
Johnson & Johnson, 2.63%, 01/15/25 (Call 11/15/24)	525	498,902
Mead Johnson Nutrition Co., 4.13%, 11/15/25 (Call 08/15/25)	864	865,166
Merck & Co. Inc., 2.75%, 02/10/25 (Call 11/10/24)	2,773	2,628,582
Novartis Capital Corp., 3.00%, 11/20/25 (Call 08/20/25)	2,015	1,913,384
Zoetis Inc., 4.50%, 11/13/25 (Call 08/13/25)	644	657,846

		26,918,651
Pipelines — 4.5%
Andeavor Logistics LP/Tesoro Logistics Finance Corp., 5.25%, 01/15/25 (Call 01/15/21)	250	255,005

Security	Par (000)	Value

Pipelines (continued)
Columbia Pipeline Group Inc., 4.50%, 06/01/25 (Call 03/01/25)	$825	$828,490
Enbridge Energy Partners LP, 5.88%, 10/15/25 (Call 07/15/25)	743	804,223
Energy Transfer Operating LP, 4.05%, 03/15/25 (Call 12/15/24)	1,054	1,011,113
Enterprise Products Operating LLC, 3.75%, 02/15/25 (Call 11/15/24)	1,160	1,136,997
Kinder Morgan Inc./DE, 4.30%, 06/01/25 (Call 03/01/25)	1,752	1,742,504
MPLX LP 4.00%, 02/15/25 (Call 11/15/24)	640	622,797
4.88%, 06/01/25 (Call 03/01/25)	1,400	1,426,278
ONEOK Partners LP, 4.90%, 03/15/25 (Call 12/15/24)	450	460,507
Phillips 66 Partners LP, 3.61%, 02/15/25 (Call 11/15/24)	205	194,943
Plains All American Pipeline LP/PAA Finance Corp., 4.65%, 10/15/25 (Call 07/15/25)	921	910,279
Sabine Pass Liquefaction LLC, 5.63%, 03/01/25 (Call 12/01/24)	2,350	2,453,729
Spectra Energy Partners LP, 3.50%, 03/15/25 (Call 12/15/24)(a)	210	199,765
Sunoco Logistics Partners Operations LP, 5.95%, 12/01/25 (Call 08/01/25)	515	544,937
TC PipeLines LP, 4.38%, 03/13/25 (Call 12/13/24)	130	127,449
Western Gas Partners LP, 3.95%, 06/01/25 (Call 03/01/25)	495	461,840
Williams Companies Inc. (The) 3.90%, 01/15/25 (Call 10/15/24)	1,010	975,650
4.00%, 09/15/25 (Call 06/15/25)	847	819,896

		14,976,402
Real Estate — 0.2%
Brookfield Asset Management Inc., 4.00%, 01/15/25 (Call 10/15/24)	255	249,500
CBRE Services Inc., 5.25%, 03/15/25 (Call 12/15/24)(a)	509	526,565

		776,065
Real Estate Investment Trusts — 5.1%
American Tower Corp., 4.00%, 06/01/25 (Call 03/01/25)	1,049	1,022,523
AvalonBay Communities Inc. 3.45%, 06/01/25 (Call 03/03/25)	535	518,848
3.50%, 11/15/25 (Call 08/15/25)	220	213,829
Boston Properties LP, 3.20%, 01/15/25 (Call 10/15/24)(a)	435	413,167
Brixmor Operating Partnership LP, 3.85%, 02/01/25 (Call 11/01/24)	505	482,361
Columbia Property Trust Operating Partnership LP, 4.15%, 04/01/25 (Call 01/01/25)	150	145,139
Corporate Office Properties LP, 5.00%, 07/01/25 (Call 04/01/25)	100	100,712
CubeSmart LP, 4.00%, 11/15/25 (Call 08/15/25)	50	48,399
Digital Realty Trust LP, 4.75%, 10/01/25 (Call 07/01/25)	500	508,700
EPR Properties, 4.50%, 04/01/25 (Call 01/01/25)(a)	261	255,480
ERP Operating LP, 3.38%, 06/01/25 (Call 03/01/25)	335	324,126
Essex Portfolio LP, 3.50%, 04/01/25 (Call 01/01/25)	250	239,885
GLP Capital LP/GLP Financing II Inc., 5.25%, 06/01/25 (Call 03/01/25)	275	275,275
HCP Inc. 3.40%, 02/01/25 (Call 11/01/24)	960	901,872
4.00%, 06/01/25 (Call 03/01/25)	745	723,022
Hospitality Properties Trust, 4.50%, 03/15/25 (Call 09/15/24)	485	467,341
Host Hotels & Resorts LP, Series E, 4.00%, 06/15/25 (Call 03/15/25)	650	622,447
Kilroy Realty LP, 4.38%, 10/01/25 (Call 07/01/25)	220	217,180

S C H E D U L E O F I N V E S T M E N T S	77

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Dec 2025 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
Kimco Realty Corp., 3.30%, 02/01/25 (Call 12/01/24)	$978	$919,633
Liberty Property LP, 3.75%, 04/01/25 (Call 01/01/25)(a)	100	96,816
Mid-America Apartments LP, 4.00%, 11/15/25 (Call 08/15/25)(a)	431	422,690
National Retail Properties Inc., 4.00%, 11/15/25 (Call 08/15/25)	520	509,496
Omega Healthcare Investors Inc., 4.50%, 01/15/25 (Call 10/15/24)(a)	665	649,339
Prologis LP, 3.75%, 11/01/25 (Call 08/01/25)	1,207	1,196,053
Realty Income Corp., 3.88%, 04/15/25 (Call 02/15/25)	250	246,823
Select Income REIT, 4.50%, 02/01/25 (Call 11/01/24)	455	435,421
Simon Property Group LP, 3.50%, 09/01/25 (Call 06/01/25)	745	721,018
SITE Centers Corp., 3.63%, 02/01/25 (Call 11/01/24)	729	690,458
UDR Inc., 4.00%, 10/01/25 (Call 07/01/25)	375	370,620
Ventas Realty LP, 3.50%, 02/01/25 (Call 11/01/24)	895	851,360
Vornado Realty LP, 3.50%, 01/15/25 (Call 11/15/24)	500	476,265
Welltower Inc., 4.00%, 06/01/25 (Call 03/01/25)	1,702	1,662,905
WP Carey Inc., 4.00%, 02/01/25 (Call 12/01/24)	140	135,206

		16,864,409
Retail — 2.6%
AutoNation Inc., 4.50%, 10/01/25 (Call 07/01/25)	735	712,186
AutoZone Inc., 3.25%, 04/15/25 (Call 01/15/25)	595	558,919
Dollar General Corp., 4.15%, 11/01/25 (Call 08/01/25)	420	415,090
Dollar Tree Inc., 4.00%, 05/15/25 (Call 03/15/25)	795	764,925
Home Depot Inc. (The), 3.35%, 09/15/25 (Call 06/15/25)	1,263	1,234,898
Kohl’s Corp., 4.25%, 07/17/25 (Call 04/17/25)	645	639,414
Lowe’s Companies Inc., 3.38%, 09/15/25 (Call 06/15/25)	1,155	1,120,131
McDonald’s Corp., 3.38%, 05/26/25 (Call 02/26/25)	815	785,587
QVC Inc., 4.45%, 02/15/25 (Call 11/15/24)	650	618,209
Starbucks Corp., 3.80%, 08/15/25 (Call 06/15/25)	525	510,494
Tapestry Inc., 4.25%, 04/01/25 (Call 01/01/25)	615	602,878
Walmart Inc., 3.55%, 06/26/25 (Call 04/26/25)(a)	615	612,509

		8,575,240
Semiconductors — 2.6%
Analog Devices Inc., 3.90%, 12/15/25 (Call 09/15/25)	1,111	1,084,814
Applied Materials Inc., 3.90%, 10/01/25 (Call 07/01/25)	915	911,624
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.13%, 01/15/25 (Call 11/15/24)	990	905,761
Intel Corp., 3.70%, 07/29/25 (Call 04/29/25)	2,654	2,644,605
Lam Research Corp., 3.80%, 03/15/25 (Call 12/15/24)	617	605,844
QUALCOMM Inc., 3.45%, 05/20/25 (Call 02/20/25)	2,445	2,345,757

		8,498,405
Software — 3.5%
Adobe Inc., 3.25%, 02/01/25 (Call 11/01/24)	710	686,215
Autodesk Inc., 4.38%, 06/15/25 (Call 03/15/25)	505	500,203
Fidelity National Information Services Inc., 5.00%, 10/15/25 (Call 07/15/25)	1,180	1,229,182
Fiserv Inc., 3.85%, 06/01/25 (Call 03/01/25)	875	861,604
Microsoft Corp. 2.70%, 02/12/25 (Call 11/12/24)	2,405	2,280,517
3.13%, 11/03/25 (Call 08/03/25)	3,319	3,207,847
Oracle Corp., 2.95%, 05/15/25 (Call 02/15/25)	2,803	2,654,441

		11,420,009
Telecommunications — 3.8%
AT&T Inc.
3.40%, 05/15/25 (Call 02/15/25)(a)	5,273	4,957,569
3.95%, 01/15/25 (Call 10/15/24)	1,268	1,231,482

Security	Par/ Shares (000)	Value

Telecommunications (continued)
Cisco Systems Inc., 3.50%, 06/15/25(a)	$335	$332,018
Juniper Networks Inc., 4.35%, 06/15/25 (Call 03/15/25)	125	123,064
Motorola Solutions Inc., 7.50%, 05/15/25	260	292,557
Rogers Communications Inc., 3.63%, 12/15/25 (Call 09/15/25)	1,166	1,126,158
Verizon Communications Inc., 3.38%, 02/15/25	3,815	3,679,682
Vodafone Group PLC, 4.13%, 05/30/25	980	960,096

		12,702,626
Transportation — 1.7%
Burlington Northern Santa Fe LLC 3.00%, 04/01/25 (Call 01/01/25)	745	714,440
3.65%, 09/01/25 (Call 06/01/25)	525	522,674
7.00%, 12/15/25	50	59,643
Canadian Pacific Railway Co., 2.90%, 02/01/25 (Call 11/01/24)	1,075	1,015,090
CSX Corp., 3.35%, 11/01/25 (Call 08/01/25)	770	737,829
FedEx Corp., 3.20%, 02/01/25	740	708,528
Norfolk Southern Corp., 3.65%, 08/01/25 (Call 06/01/25)	210	206,968
Union Pacific Corp. 3.25%, 01/15/25 (Call 10/01/24)	215	206,793
3.25%, 08/15/25 (Call 05/15/25)	745	713,814
3.75%, 07/15/25 (Call 05/15/25)	675	670,883

		5,556,662
Trucking & Leasing — 0.0%
GATX Corp., 3.25%, 03/30/25 (Call 12/30/24)	105	98,270

Water — 0.3%
American Water Capital Corp., 3.40%, 03/01/25 (Call 12/01/24)	893	870,237

Total Corporate Bonds & Notes — 98.4% (Cost: $339,076,387)		325,564,561

Short-Term Investments

Money Market Funds — 5.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.36%(b)(d)(e)	18,138	18,141,520
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.11%(b)(d)	852	851,929

		18,993,449

Total Short-Term Investments — 5.8% (Cost: $18,990,594)		18,993,449

Total Investments in Securities — 104.2% (Cost: $358,066,981)		344,558,010

Other Assets, Less Liabilities — (4.2)%		(13,833,694)

Net Assets — 100.0%		$330,724,316

(a)	All or a portion of this security is on loan.
(b)	Affiliate of the Fund.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

78	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Dec 2025 Term Corporate ETF

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Par/Shares Held at 10/31/17 (000)	Par/Shares Purchased (000)		Par/Shares Sold (000)		Par/Shares Held at 10/31/18 (000)	Value at 10/31/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Cash Funds: Institutional, SL Agency Shares	14,618	3,520	(b)	—		18,138	$18,141,520	$57,766	(c)	$(2,700)	$2,377
BlackRock Cash Funds: Treasury, SL Agency Shares	1,509	—		(657	)(b)	852	851,929	23,096		—	—
PNC Bank N.A.
2.95%, 02/23/25	500	500		—		1,000	945,880	27,721		—	(47,038)
3.25%, 06/01/25	850	—		—		850	816,867	25,920		—	(47,391)
4.20%, 11/01/25	250	—		—		250	251,448	8,946		—	(16,081)

							$21,007,644	$143,449		$(2,700)	$(108,133)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Corporate Bonds & Notes	$—	$325,564,561	$—	$325,564,561
Money Market Funds	18,993,449	—	—	18,993,449

	$18,993,449	$325,564,561	$—	$344,558,010

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	79

Schedule of Investments October 31, 2018	iShares® iBonds® Dec 2026 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Advertising — 0.2%
Omnicom Group Inc./Omnicom Capital Inc., 3.60%, 04/15/26 (Call 01/15/26)	$396	$371,872

Aerospace & Defense — 1.6%
Boeing Co. (The), 2.25%, 06/15/26 (Call 03/15/26)	340	307,027
General Dynamics Corp., 2.13%, 08/15/26 (Call 05/15/26)	305	270,678
L3 Technologies Inc., 3.85%, 12/15/26 (Call 09/15/26)	270	261,071
Lockheed Martin Corp., 3.55%, 01/15/26 (Call 10/15/25)	1,078	1,051,180
United Technologies Corp., 2.65%, 11/01/26 (Call 08/01/26)	645	577,636

		2,467,592
Agriculture — 1.0%
Altria Group Inc., 2.63%, 09/16/26 (Call 06/16/26)(a)	200	179,756
Archer-Daniels-Midland Co., 2.50%, 08/11/26 (Call 05/11/26)	530	478,712
Bunge Ltd. Finance Corp., 3.25%, 08/15/26 (Call 05/15/26)	279	248,087
Philip Morris International Inc., 2.75%, 02/25/26 (Call 11/25/25)	645	594,793

		1,501,348
Airlines — 0.5%
American Airlines Pass Through Trust, Series 2014-1, Class A, 3.70%, 10/01/26	39	37,877
Southwest Airlines Co., 3.00%, 11/15/26 (Call 08/15/26)	150	137,348
United Airlines Pass Through Trust, Series 2014-2, Class A, 3.75%, 09/03/26	539	531,120

		706,345
Apparel — 0.5%
NIKE Inc., 2.38%, 11/01/26 (Call 08/01/26)	770	692,168

Auto Manufacturers — 1.4%
American Honda Finance Corp., 2.30%, 09/09/26	195	173,634
Ford Motor Co., 4.35%, 12/08/26 (Call 09/08/26)(a)	672	608,966
Ford Motor Credit Co. LLC, 4.39%, 01/08/26	445	407,776
General Motors Financial Co. Inc. 4.00%, 10/06/26 (Call 07/06/26)	680	621,901
5.25%, 03/01/26 (Call 12/01/25)	389	388,545

		2,200,822
Auto Parts & Equiptment — 0.1%
Aptiv PLC, 4.25%, 01/15/26 (Call 10/15/25)	220	216,106

Banks — 27.6%
Bank of America Corp. 3.50%, 04/19/26	1,511	1,436,508
4.25%, 10/22/26	765	743,205
4.45%, 03/03/26	1,074	1,062,057
Bank of New York Mellon Corp. (The) 2.45%, 08/17/26 (Call 05/17/26)(a)	440	395,723
2.80%, 05/04/26 (Call 02/04/26)	215	198,957
Bank One Corp., 7.63%, 10/15/26	150	178,881
Barclays PLC, 4.38%, 01/12/26	1,185	1,134,803
BPCE SA, 3.38%, 12/02/26	250	232,158
Branch Banking & Trust Co., 3.80%, 10/30/26 (Call 09/30/26)	250	245,192
Capital One Financial Corp., 3.75%, 07/28/26 (Call 06/28/26)	603	553,789
Citigroup Inc. 3.20%, 10/21/26 (Call 07/21/26)	1,394	1,279,790
3.40%, 05/01/26	835	783,355
3.70%, 01/12/26	920	882,657
4.30%, 11/20/26	455	442,902
4.60%, 03/09/26	865	860,770
Cooperatieve Rabobank UA, 3.75%, 07/21/26	615	573,703

Security	Par (000)	Value

Banks (continued)
Credit Suisse Group Funding Guernsey Ltd., 4.55%, 04/17/26	$850	$841,228
Deutsche Bank AG, 4.10%, 01/13/26(a)	235	220,301
Discover Bank, 3.45%, 07/27/26 (Call 04/27/26)	735	675,906
Fifth Third Bank/Cincinnati OH, 3.85%, 03/15/26 (Call 02/15/26)	265	256,753
Goldman Sachs Group Inc. (The) 3.50%, 11/16/26 (Call 11/16/25)	958	896,880
3.75%, 02/25/26 (Call 11/25/25)	1,328	1,274,867
HSBC Holdings PLC 3.90%, 05/25/26	1,160	1,111,732
4.29%, 09/12/26 (Call 09/12/25)(b)(c)	275	271,155
4.30%, 03/08/26	1,395	1,372,806
4.38%, 11/23/26	700	678,391
JPMorgan Chase & Co. 2.95%, 10/01/26 (Call 07/01/26)	1,155	1,058,246
3.20%, 06/15/26 (Call 03/15/26)	816	762,813
3.30%, 04/01/26 (Call 01/01/26)	2,022	1,906,665
4.13%, 12/15/26	563	551,425
KeyBank N.A./Cleveland OH, 3.40%, 05/20/26	300	281,652
Lloyds Banking Group PLC, 4.65%, 03/24/26	810	783,157
Mitsubishi UFJ Financial Group Inc. 2.76%, 09/13/26	465	419,742
3.85%, 03/01/26	1,485	1,450,503
Mizuho Financial Group Inc., 2.84%, 09/13/26	485	439,027
Morgan Stanley 3.13%, 07/27/26	1,395	1,277,694
3.88%, 01/27/26	1,066	1,031,440
4.35%, 09/08/26	1,595	1,557,549
6.25%, 08/09/26	150	165,593
National Australia Bank Ltd./New York 2.50%, 07/12/26	505	451,248
3.38%, 01/14/26	750	715,410
Royal Bank of Canada, 4.65%, 01/27/26	698	704,896
Royal Bank of Scotland Group PLC, 4.80%, 04/05/26	645	636,112
State Street Corp., 2.65%, 05/19/26(a)	475	434,468
Sumitomo Mitsui Financial Group Inc. 2.63%, 07/14/26	1,414	1,268,146
3.01%, 10/19/26	391	359,270
3.78%, 03/09/26	656	639,003
SunTrust Bank/Atlanta GA, 3.30%, 05/15/26 (Call 04/15/26)	350	326,924
U.S. Bancorp. 3.10%, 04/27/26 (Call 03/27/26)	460	430,192
Series V, 2.38%, 07/22/26 (Call 06/22/26)(a)	569	510,495
Wachovia Corp., 7.57%, 08/01/26(a)(d)	150	176,639
Wells Fargo & Co. 3.00%, 04/22/26	1,897	1,744,728
3.00%, 10/23/26	1,171	1,071,617
4.10%, 06/03/26	1,277	1,243,517
Westpac Banking Corp. 2.70%, 08/19/26	437	395,708
2.85%, 05/13/26	807	741,108

		42,139,456
Beverages — 5.0%
Anheuser-Busch InBev Finance Inc., 3.65%, 02/01/26 (Call 11/01/25)	4,403	4,186,328
Coca-Cola Co. (The) 2.25%, 09/01/26	461	413,471
2.55%, 06/01/26	545	500,762
Constellation Brands Inc., 3.70%, 12/06/26 (Call 09/06/26)	355	334,644
Keurig Dr Pepper Inc., 2.55%, 09/15/26 (Call 06/15/26)	250	215,028

80	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Dec 2026 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Beverages (continued)
Molson Coors Brewing Co., 3.00%, 07/15/26 (Call 04/15/26)(a)	$1,018	$906,936
PepsiCo Inc. 2.38%, 10/06/26 (Call 07/06/26)	820	737,131
2.85%, 02/24/26 (Call 11/24/25)	340	318,662

		7,612,962

Biotechnology — 1.3%
Amgen Inc., 2.60%, 08/19/26 (Call 05/19/26)	776	691,657
Gilead Sciences Inc., 3.65%, 03/01/26 (Call 12/01/25)	1,318	1,275,613

		1,967,270

Building Materials — 0.6%
Eagle Materials Inc., 4.50%, 08/01/26 (Call 08/01/21)	150	146,535
Johnson Controls International PLC, 3.90%, 02/14/26 (Call 11/14/25)	249	242,168
Masco Corp., 4.38%, 04/01/26 (Call 01/01/26)	300	296,448
Owens Corning, 3.40%, 08/15/26 (Call 05/15/26)	245	221,808

		906,959

Chemicals — 0.9%
Nutrien Ltd., 4.00%, 12/15/26 (Call 09/15/26)	215	205,398
Praxair Inc., 3.20%, 01/30/26 (Call 10/30/25)	750	718,410
Sherwin-Williams Co. (The), 3.95%, 01/15/26 (Call 10/15/25)	60	58,129
Westlake Chemical Corp., 3.60%, 08/15/26 (Call 05/15/26)	408	378,685

		1,360,622

Commercial Services — 0.7%
Ecolab Inc., 2.70%, 11/01/26 (Call 08/01/26)	429	392,239
S&P Global Inc., 4.40%, 02/15/26 (Call 11/15/25)	240	244,658
Total System Services Inc., 4.80%, 04/01/26 (Call 01/01/26)	490	498,433

		1,135,330

Computers — 3.0%
Apple Inc. 2.45%, 08/04/26 (Call 05/04/26)	908	824,845
3.25%, 02/23/26 (Call 11/23/25)	1,249	1,202,637
Dell International LLC/EMC Corp., 6.02%, 06/15/26 (Call 03/15/26)(a)(e)	2,079	2,157,233
International Business Machines Corp., 3.45%, 02/19/26(a)	405	390,793

		4,575,508

Cosmetics & Personal Care — 0.7%
Procter & Gamble Co. (The) 2.45%, 11/03/26	610	556,723
2.70%, 02/02/26	100	93,654
Unilever Capital Corp., 2.00%, 07/28/26	525	458,225

		1,108,602

Diversified Financial Services — 1.4%
Ameriprise Financial Inc., 2.88%, 09/15/26 (Call 06/15/26)	100	91,438
Brookfield Finance Inc., 4.25%, 06/02/26 (Call 03/02/26)	190	186,107
Charles Schwab Corp. (The), 3.45%, 02/13/26 (Call 11/13/25)	155	150,322
Invesco Finance PLC, 3.75%, 01/15/26	265	257,387
Legg Mason Inc., 4.75%, 03/15/26	325	327,493
Mastercard Inc., 2.95%, 11/21/26 (Call 08/21/26)	265	249,142
Nasdaq Inc., 3.85%, 06/30/26 (Call 03/30/26)	391	373,534
Raymond James Financial Inc., 3.63%, 09/15/26	182	171,557
Synchrony Financial, 3.70%, 08/04/26 (Call 05/04/26)	330	291,472

		2,098,452

Electric — 5.4%
AEP Transmission Co. LLC, 3.10%, 12/01/26 (Call 09/01/26)(a)	125	117,935
Ameren Corp., 3.65%, 02/15/26 (Call 11/15/25)	385	370,235
Baltimore Gas & Electric Co., 2.40%, 08/15/26 (Call 05/15/26)	90	80,852
CenterPoint Energy Houston Electric LLC, Series Z, 2.40%, 09/01/26 (Call 06/01/26)	25	22,516

Security	Par (000)	Value

Electric (continued)
Cleco Corporate Holdings LLC, 3.74%, 05/01/26 (Call 02/01/26)	$195	$181,284
CMS Energy Corp., 3.00%, 05/15/26 (Call 02/15/26)	320	296,861
Commonwealth Edison Co., 2.55%, 06/15/26 (Call 03/15/26)	199	182,352
Dominion Energy Inc., Series D, 2.85%, 08/15/26 (Call 05/15/26)	100	90,796
DTE Energy Co., 2.85%, 10/01/26 (Call 07/01/26)	300	272,154
Duke Energy Carolinas LLC, 2.95%, 12/01/26 (Call 09/01/26)(a)	220	207,416
Duke Energy Corp., 2.65%, 09/01/26 (Call 06/01/26)	831	742,100
Emera U.S. Finance LP, 3.55%, 06/15/26 (Call 03/15/26)	550	510,840
Enel Americas SA, 4.00%, 10/25/26 (Call 07/25/26)	50	46,749
Entergy Arkansas Inc., 3.50%, 04/01/26 (Call 01/01/26)	375	365,138
Entergy Corp., 2.95%, 09/01/26 (Call 06/01/26)	491	445,317
Exelon Corp., 3.40%, 04/15/26 (Call 01/15/26)	496	466,835
Fortis Inc./Canada, 3.06%, 10/04/26 (Call 07/04/26)	555	501,165
ITC Holdings Corp., 3.25%, 06/30/26 (Call 03/30/26)	65	60,750
Pacific Gas & Electric Co., 2.95%, 03/01/26 (Call 12/01/25)	525	465,444
PPL Capital Funding Inc., 3.10%, 05/15/26 (Call 02/15/26)	370	340,596
Public Service Electric & Gas Co., 2.25%, 09/15/26 (Call 06/15/26)	220	196,665
San Diego Gas & Electric Co., 2.50%, 05/15/26 (Call 02/15/26)	170	154,979
Sierra Pacific Power Co., 2.60%, 05/01/26 (Call 02/01/26)	50	45,630
Southern Co. (The), 3.25%, 07/01/26 (Call 04/01/26)	1,165	1,081,306
Southwestern Electric Power Co., Series K, 2.75%, 10/01/26 (Call 07/01/26)	270	244,636
Virginia Electric & Power Co., Series A, 3.15%, 01/15/26 (Call 10/15/25)	565	541,784
Westar Energy Inc., 2.55%, 07/01/26 (Call 04/01/26)	25	22,833
Xcel Energy Inc., 3.35%, 12/01/26 (Call 06/01/26)	125	118,865

		8,174,033

Electrical Components & Equipment — 0.1%
Hubbell Inc., 3.35%, 03/01/26 (Call 12/01/25)	90	84,358

Electronics — 1.1%
Agilent Technologies Inc., 3.05%, 09/22/26 (Call 06/22/26)	165	152,178
Avnet Inc., 4.63%, 04/15/26 (Call 01/15/26)	210	204,170
Fortive Corp., 3.15%, 06/15/26 (Call 03/15/26)	670	620,340
Honeywell International Inc., 2.50%, 11/01/26 (Call 08/01/26)	767	702,495

		1,679,183

Environmental Control — 0.2%
Republic Services Inc., 2.90%, 07/01/26 (Call 04/01/26)	250	230,247

Food — 2.0%
Hershey Co. (The), 2.30%, 08/15/26 (Call 05/15/26)	300	268,092
Ingredion Inc., 3.20%, 10/01/26 (Call 07/01/26)	260	237,635
Kellogg Co., 3.25%, 04/01/26	385	355,705
Kraft Heinz Foods Co., 3.00%, 06/01/26 (Call 03/01/26)	1,005	897,204
Kroger Co. (The) 2.65%, 10/15/26 (Call 07/15/26)(a)	612	537,679
3.50%, 02/01/26 (Call 11/01/25)	275	258,962
Sysco Corp., 3.30%, 07/15/26 (Call 04/15/26)	455	427,436

		2,982,713

Forest Products & Paper — 0.1%
International Paper Co., 3.80%, 01/15/26 (Call 10/15/25)	225	217,483

Gas — 0.1%
Southern California Gas Co., Series TT, 2.60%, 06/15/26 (Call 03/15/26)	195	179,308

S C H E D U L E O F I N V E S T M E N T S	81

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Dec 2026 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Gas (continued)
Southern Co. Gas Capital Corp., 3.25%, 06/15/26
(Call 03/15/26)	$25	$23,248

		202,556
Health Care - Products — 1.5%
Abbott Laboratories, 3.75%, 11/30/26 (Call 08/30/26)(a)	770	757,819
Baxter International Inc., 2.60%, 08/15/26 (Call 05/15/26)	610	547,981
Stryker Corp., 3.50%, 03/15/26 (Call 12/15/25)	437	417,833
Thermo Fisher Scientific Inc., 2.95%, 09/19/26 (Call 06/19/26)	662	605,114

		2,328,747
Health Care - Services — 0.5%
Quest Diagnostics Inc., 3.45%, 06/01/26 (Call 03/01/26)(a)	300	281,484
UnitedHealth Group Inc., 3.10%, 03/15/26	563	533,195

		814,679
Housewares — 0.6%
Newell Brands Inc., 4.20%, 04/01/26 (Call 01/01/26)(a)	920	845,057

Insurance — 4.1%
Aflac Inc., 2.88%, 10/15/26 (Call 07/15/26)	75	69,130
Allstate Corp. (The), 3.28%, 12/15/26 (Call 09/15/26)	100	95,230
American Financial Group Inc./OH, 3.50%, 08/15/26 (Call 05/15/26)	400	369,452
American International Group Inc., 3.90%, 04/01/26 (Call 01/01/26)	742	709,849
Arch Capital Finance LLC, 4.01%, 12/15/26 (Call 09/15/26)	325	317,671
Berkshire Hathaway Inc., 3.13%, 03/15/26 (Call 12/15/25)(a)	1,415	1,346,019
Chubb INA Holdings Inc., 3.35%, 05/03/26 (Call 02/03/26)	135	129,807
CNA Financial Corp., 4.50%, 03/01/26 (Call 12/01/25)	455	454,909
Hanover Insurance Group Inc. (The), 4.50%, 04/15/26 (Call 01/15/26)	50	49,255
Lincoln National Corp., 3.63%, 12/12/26 (Call 09/15/26)	215	204,052
Loews Corp., 3.75%, 04/01/26 (Call 01/01/26)	290	284,554
Manulife Financial Corp., 4.15%, 03/04/26	566	560,538
Marsh & McLennan Companies Inc., 3.75%, 03/14/26 (Call 12/14/25)	295	287,336
Old Republic International Corp., 3.88%, 08/26/26 (Call 07/26/26)	430	408,444
Principal Financial Group Inc., 3.10%, 11/15/26 (Call 08/15/26).	295	270,146
Reinsurance Group of America Inc., 3.95%, 09/15/26 (Call 06/15/26)	250	240,380
Trinity Acquisition PLC, 4.40%, 03/15/26 (Call 12/15/25)	85	83,927
Voya Financial Inc., 3.65%, 06/15/26	315	297,855

		6,178,554
Internet — 1.2%
Alphabet Inc., 2.00%, 08/15/26 (Call 05/15/26)	765	678,930
Booking Holdings Inc., 3.60%, 06/01/26 (Call 03/01/26)	640	611,002
Expedia Group Inc., 5.00%, 02/15/26 (Call 11/15/25)	336	336,991
JD.com Inc., 3.88%, 04/29/26	200	178,322

		1,805,245
Iron & Steel — 0.7%
Vale Overseas Ltd., 6.25%, 08/10/26	950	1,014,989

Lodging — 0.3%
Hyatt Hotels Corp., 4.85%, 03/15/26 (Call 12/15/25)	125	127,085
Marriott International Inc./MD, Series R, 3.13%, 06/15/26
(Call 03/15/26)	315	289,976

		417,061
Machinery — 0.9%
Caterpillar Financial Services Corp., 2.40%, 08/09/26	25	22,462
John Deere Capital Corp., 2.65%, 06/10/26	215	198,480

Security	Par (000)	Value

Machinery (continued)
Roper Technologies Inc., 3.80%, 12/15/26 (Call 09/15/26)	$363	$349,112
Wabtec Corp., 3.45%, 11/15/26 (Call 08/15/26)	335	303,165
Xylem Inc./NY, 3.25%, 11/01/26 (Call 08/01/26)	535	497,341

		1,370,560
Manufacturing — 0.4%
3M Co., 2.25%, 09/19/26 (Call 06/19/26)	195	175,126
Illinois Tool Works Inc., 2.65%, 11/15/26 (Call 08/15/26)	385	351,990
Textron Inc., 4.00%, 03/15/26 (Call 12/15/25)	25	24,285

		551,401
Media — 2.9%
21st Century Fox America Inc., 3.38%, 11/15/26
(Call 08/15/26)	210	202,329
CBS Corp., 4.00%, 01/15/26 (Call 10/15/25)(a)	550	530,915
Comcast Corp., 3.15%, 03/01/26 (Call 12/01/25)	1,310	1,226,658
Discovery Communications LLC, 4.90%, 03/11/26 (Call 12/11/25)	375	379,282
Viacom Inc., 3.45%, 10/04/26 (Call 07/04/26)	350	322,906
Walt Disney Co. (The) 1.85%, 07/30/26	1,002	870,968
3.00%, 02/13/26	146	138,950
Warner Media LLC 2.95%, 07/15/26 (Call 04/15/26)	360	320,033
3.88%, 01/15/26 (Call 10/15/25)	370	353,683

		4,345,724
Oil & Gas — 4.9%
Anadarko Petroleum Corp., 5.55%, 03/15/26 (Call 12/15/25)	636	662,229
BP Capital Markets PLC, 3.12%, 05/04/26 (Call 02/04/26)	708	665,541
Chevron Corp., 2.95%, 05/16/26 (Call 02/16/26)	963	905,297
ConocoPhillips Co., 4.95%, 03/15/26 (Call 12/15/25)	586	621,582
EOG Resources Inc., 4.15%, 01/15/26 (Call 10/15/25)	132	133,237
Exxon Mobil Corp., 3.04%, 03/01/26 (Call 12/01/25)	967	922,972
HollyFrontier Corp., 5.88%, 04/01/26 (Call 01/01/26)	390	407,647
Marathon Petroleum Corp., 5.13%, 12/15/26 (Call 09/15/26)(e)	500	512,350
Occidental Petroleum Corp., 3.40%, 04/15/26 (Call 01/15/26)	640	619,264
Pioneer Natural Resources Co., 4.45%, 01/15/26
(Call 10/15/25)	295	298,118
Shell International Finance BV 2.50%, 09/12/26	341	309,243
2.88%, 05/10/26	930	869,299
Valero Energy Corp., 3.40%, 09/15/26 (Call 06/15/26)	622	573,938

		7,500,717
Packaging & Containers — 0.0%
Bemis Co. Inc., 3.10%, 09/15/26 (Call 06/15/26)	50	44,878

Pharmaceuticals — 4.4%
AbbVie Inc., 3.20%, 05/14/26 (Call 02/14/26)	1,002	919,044
CVS Health Corp., 2.88%, 06/01/26 (Call 03/01/26)	824	745,802
Express Scripts Holding Co., 4.50%, 02/25/26 (Call 11/27/25)	701	704,119
Johnson & Johnson, 2.45%, 03/01/26 (Call 12/01/25)	800	738,008
Mylan NV, 3.95%, 06/15/26 (Call 03/15/26)	1,005	924,007
Perrigo Finance Unlimited Co., 4.38%, 03/15/26 (Call 12/15/25)	300	290,544
Pfizer Inc. 2.75%, 06/03/26	445	414,985
3.00%, 12/15/26	823	779,077
Shire Acquisitions Investments Ireland DAC, 3.20%, 09/23/26 (Call 06/23/26)	1,311	1,191,201

		6,706,787

82	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Dec 2026 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pipelines — 3.5%
Boardwalk Pipelines LP, 5.95%, 06/01/26 (Call 03/01/26)	$260	$270,988
Buckeye Partners LP, 3.95%, 12/01/26 (Call 09/01/26)	445	404,914
Enbridge Inc., 4.25%, 12/01/26 (Call 09/01/26)	429	420,643
Energy Transfer Operating LP, 4.75%, 01/15/26 (Call 10/15/25)	440	434,034
Enterprise Products Operating LLC, 3.70%, 02/15/26 (Call 11/15/25)(a)	465	449,650
EQM Midstream Partners LP, 4.13%, 12/01/26 (Call 09/01/26)	25	22,890
Magellan Midstream Partners LP, 5.00%, 03/01/26 (Call 12/01/25)	150	156,459
Phillips 66 Partners LP, 3.55%, 10/01/26 (Call 07/01/26)	75	69,521
Plains All American Pipeline LP/PAA Finance Corp., 4.50%, 12/15/26 (Call 09/15/26)	230	222,994
Sabine Pass Liquefaction LLC, 5.88%, 06/30/26 (Call 12/31/25)	771	818,879
Spectra Energy Partners LP, 3.38%, 10/15/26 (Call 07/15/26)	236	218,335
Sunoco Logistics Partners Operations LP, 3.90%, 07/15/26 (Call 04/15/26)	375	348,158
TransCanada PipeLines Ltd., 4.88%, 01/15/26 (Call 10/15/25)	399	410,778
Transcontinental Gas Pipe Line Co. LLC, 7.85%, 02/01/26 (Call 11/01/25)	565	680,910
Valero Energy Partners LP, 4.38%, 12/15/26 (Call 09/15/26)	200	196,588
Western Gas Partners LP, 4.65%, 07/01/26 (Call 04/01/26)	287	276,542

		5,402,283
Real Estate — 0.1%
CBRE Services Inc., 4.88%, 03/01/26 (Call 12/01/25)	185	187,127

Real Estate Investment Trusts — 5.9%
Alexandria Real Estate Equities Inc., 4.30%, 01/15/26 (Call 10/15/25)	50	49,529
American Tower Corp. 3.38%, 10/15/26 (Call 07/15/26)	424	390,521
4.40%, 02/15/26 (Call 11/15/25)(a)	380	375,904
AvalonBay Communities Inc. 2.90%, 10/15/26 (Call 07/15/26)	175	161,816
2.95%, 05/11/26 (Call 02/11/26)	170	158,508
Boston Properties LP 2.75%, 10/01/26 (Call 07/01/26)	360	323,075
3.65%, 02/01/26 (Call 11/03/25)	525	504,047
Brixmor Operating Partnership LP, 4.13%, 06/15/26 (Call 03/15/26)	400	383,708
Columbia Property Trust Operating Partnership LP, 3.65%, 08/15/26 (Call 05/15/26)	90	82,899
Crown Castle International Corp. 3.70%, 06/15/26 (Call 03/15/26)	430	406,049
4.45%, 02/15/26 (Call 11/15/25)	319	316,273
CubeSmart LP, 3.13%, 09/01/26 (Call 06/01/26)	130	118,071
Duke Realty LP, 3.25%, 06/30/26 (Call 03/30/26)	50	46,783
EPR Properties, 4.75%, 12/15/26 (Call 09/15/26)	350	338,432
ERP Operating LP, 2.85%, 11/01/26 (Call 08/01/26)	512	470,636
Essex Portfolio LP, 3.38%, 04/15/26 (Call 01/15/26)	100	93,937
GLP Capital LP/GLP Financing II Inc., 5.38%, 04/15/26	300	298,155
Healthcare Trust of America Holdings LP, 3.50%, 08/01/26 (Call 05/01/26)	190	176,223
Hospitality Properties Trust, 5.25%, 02/15/26 (Call 08/15/25)	340	340,088
Host Hotels & Resorts LP, Series F, 4.50%, 02/01/26 (Call 11/01/25)	50	49,210
Kimco Realty Corp., 2.80%, 10/01/26 (Call 07/01/26)(a)	310	274,096
Kite Realty Group LP, 4.00%, 10/01/26 (Call 07/01/26)	50	44,855
Liberty Property LP, 3.25%, 10/01/26 (Call 07/01/26)	115	106,055

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
Lifestorage LP/CA, 3.50%, 07/01/26 (Call 04/01/26)	$250	$229,717
National Retail Properties Inc., 3.60%, 12/15/26 (Call 09/15/26)	100	94,515
Omega Healthcare Investors Inc., 5.25%, 01/15/26 (Call 10/15/25)	315	316,392
Realty Income Corp., 4.13%, 10/15/26 (Call 07/15/26)	300	298,047
Sabra Health Care LP, 5.13%, 08/15/26 (Call 05/15/26)	225	216,113
Simon Property Group LP 3.25%, 11/30/26 (Call 08/30/26)(a)	322	303,221
3.30%, 01/15/26 (Call 10/15/25)	456	433,442
SITE Centers Corp., 4.25%, 02/01/26 (Call 11/01/25)	50	48,501
UDR Inc., 2.95%, 09/01/26 (Call 06/01/26)	80	72,756
Ventas Realty LP 3.25%, 10/15/26 (Call 07/15/26)	390	356,819
4.13%, 01/15/26 (Call 10/15/25)	286	278,698
VEREIT Operating Partnership LP, 4.88%, 06/01/26 (Call 03/01/26)	380	379,954
Welltower Inc., 4.25%, 04/01/26 (Call 01/01/26)	459	452,436
WP Carey Inc., 4.25%, 10/01/26 (Call 07/01/26)	50	48,235

		9,037,716
Retail — 3.2%
AutoZone Inc., 3.13%, 04/21/26 (Call 01/21/26)	85	78,017
Home Depot Inc. (The) 2.13%, 09/15/26 (Call 06/15/26)	640	568,115
3.00%, 04/01/26 (Call 01/01/26)(a)	431	409,015
Lowe’s Companies Inc., 2.50%, 04/15/26 (Call 01/15/26)(a)	930	844,542
McDonald’s Corp., 3.70%, 01/30/26 (Call 10/30/25)	1,019	993,219
O’Reilly Automotive Inc., 3.55%, 03/15/26 (Call 12/15/25)	215	203,330
Starbucks Corp., 2.45%, 06/15/26 (Call 03/15/26)	205	181,464
Target Corp., 2.50%, 04/15/26(a)	433	395,688
TJX Companies Inc. (The), 2.25%, 09/15/26 (Call 06/15/26)	462	412,201
Walgreens Boots Alliance Inc., 3.45%, 06/01/26 (Call 03/01/26)	905	836,202

		4,921,793
Semiconductors — 0.8%
Analog Devices Inc., 3.50%, 12/05/26 (Call 09/05/26)	560	527,800
Intel Corp., 2.60%, 05/19/26 (Call 02/19/26)	480	442,786
NVIDIA Corp., 3.20%, 09/16/26 (Call 06/16/26)	335	313,647

		1,284,233
Software — 3.0%
Activision Blizzard Inc., 3.40%, 09/15/26 (Call 06/15/26)	622	585,053
Electronic Arts Inc., 4.80%, 03/01/26 (Call 12/01/25)	150	154,127
Fidelity National Information Services Inc., 3.00%, 08/15/26 (Call 05/15/26)	580	526,333
Microsoft Corp., 2.40%, 08/08/26 (Call 05/08/26)	2,080	1,894,568
Oracle Corp., 2.65%, 07/15/26 (Call 04/15/26)	1,624	1,483,004

		4,643,085
Telecommunications — 2.4%
AT&T Inc., 4.13%, 02/17/26 (Call 11/17/25)	1,384	1,339,989
Cisco Systems Inc. 2.50%, 09/20/26 (Call 06/20/26)	675	615,580
2.95%, 02/28/26(a)	655	620,573
Rogers Communications Inc., 2.90%, 11/15/26 (Call 08/15/26)	100	91,061
Verizon Communications Inc., 2.63%, 08/15/26(a)	1,132	1,015,200

		3,682,403
Transportation — 1.2%
Canadian National Railway Co., 2.75%, 03/01/26 (Call 12/01/25)	105	98,172
CSX Corp., 2.60%, 11/01/26 (Call 08/01/26)	545	487,786

S C H E D U L E O F I N V E S T M E N T S	83

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Dec 2026 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par/ Shares (000)	Value

Transportation (continued)
FedEx Corp., 3.25%, 04/01/26 (Call 01/01/26)(a)	$562	$531,230
Norfolk Southern Corp., 2.90%, 06/15/26 (Call 03/15/26)	410	379,418
Union Pacific Corp., 2.75%, 03/01/26 (Call 12/01/25)	245	225,432
United Parcel Service Inc., 2.40%, 11/15/26 (Call 08/15/26)	125	112,634

		1,834,672
Trucking & Leasing — 0.1%
GATX Corp., 3.25%, 09/15/26 (Call 06/15/26)	75	68,360

Total Corporate Bonds & Notes — 98.1% (Cost: $156,418,460)		149,618,058

Short-Term Investments

Money Market Funds — 7.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.36%(f)(g)(h)	9,067	9,068,778
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.11%(f)(g)	1,582	1,581,708

		10,650,486

Total Short-Term Investments — 7.0% (Cost: $10,649,421)		10,650,486

Total Investments in Securities — 105.1% (Cost: $167,067,881)		160,268,544

Other Assets, Less Liabilities — (5.1)%		(7,738,273)

Net Assets — 100.0%		$152,530,271

(a)	All or a portion of this security is on loan.
(b)	Security is issued at a fixed coupon rate, which converts to a variable rate at a specified date. Reference index and spread are provided if the rate is currently floating.
(c)	Variable or floating rate security. Rate shown is the rate in effect as of period-end.
(d)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(e)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period-end.
(h)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

	Shares Held at 10/31/17	Net Activity	Shares Held at 10/31/18	Value at			Net Realized	Change in Unrealized Appreciation
Affiliated Issuer	(000)	(000)	(000)	10/31/18	Income		Gain (Loss) (a)	(Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	6,221	2,846	9,067	$9,068,778	$34,380	(b)	$(445)	$1,422
BlackRock Cash Funds: Treasury, SL Agency Shares	650	932	1,582	1,581,708	11,204		—	—

				$10,650,486	$45,584		$(445)	$1,422

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

84	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Dec 2026 Term Corporate ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Corporate Bonds & Notes	$—	$149,618,058	$—	$149,618,058
Money Market Funds	10,650,486	—	—	10,650,486

	$10,650,486	$149,618,058	$—	$160,268,544

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	85

Schedule of Investments October 31, 2018	iShares® iBonds® Dec 2027 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Aerospace & Defense — 2.2%
Boeing Co. (The), 2.80%, 03/01/27 (Call 12/01/26)	$265	$246,731
Embraer Netherlands Finance BV, 5.40%, 02/01/27	340	350,540
General Dynamics Corp., 2.63%, 11/15/27 (Call 08/15/27)	295	267,518
Northrop Grumman Corp., 3.20%, 02/01/27 (Call 11/01/26)	615	571,569
Raytheon Co., 7.20%, 08/15/27	75	92,710
Rockwell Collins Inc., 3.50%, 03/15/27 (Call 12/15/26)	805	756,378
United Technologies Corp., 3.13%, 05/04/27 (Call 02/04/27)	785	722,585

		3,008,031
Agriculture — 1.7%
BAT Capital Corp., 3.56%, 08/15/27 (Call 05/15/27)(a)	1,955	1,791,327
Bunge Ltd. Finance Corp., 3.75%, 09/25/27 (Call 06/25/27)	310	282,261
Philip Morris International Inc., 3.13%, 08/17/27 (Call 05/17/27)	305	285,203

		2,358,791
Airlines — 0.9%
American Airlines Pass Through Trust
Series 2015-1, Class A, 3.38%, 05/01/27	512	487,707
Series 2015-2, Class AA, 3.60%, 09/22/27	133	127,533
Latam Airlines Pass Through Trust, Series 2015-1, Class A, 4.20%, 11/15/27	342	329,506
Southwest Airlines Co., 3.45%, 11/16/27 (Call 08/16/27)	250	234,815
United Airlines Pass Through Trust, Series 2015-1, Class AA, 3.45%, 12/01/27	45	43,353

		1,222,914
Auto Manufacturers — 1.2%
Ford Motor Credit Co. LLC, 3.82%, 11/02/27 (Call 08/02/27)(b)	325	280,069
General Motors Co., 4.20%, 10/01/27 (Call 07/01/27)	395	360,702
General Motors Financial Co. Inc., 4.35%, 01/17/27 (Call 10/17/26)	695	648,532
Toyota Motor Credit Corp., 3.20%, 01/11/27	375	356,209

		1,645,512
Auto Parts & Equiptment — 0.3%
Lear Corp., 3.80%, 09/15/27 (Call 06/15/27)(b)	465	421,718

Banks — 16.0%
Banco Santander SA, 4.25%, 04/11/27	600	557,568
Bank of America Corp. 3.25%, 10/21/27 (Call 10/21/26)	1,335	1,226,077
Series L, 4.18%, 11/25/27 (Call 11/25/26)	1,150	1,106,461
Bank of New York Mellon Corp. (The), 3.25%, 05/16/27 (Call 02/16/27)	570	539,898
Bank One Corp., 8.00%, 04/29/27	95	116,654
Capital One Financial Corp., 3.75%, 03/09/27 (Call 02/09/27)	770	714,106
Citigroup Inc., 4.45%, 09/29/27	2,110	2,051,827
Goldman Sachs Group Inc. (The) 3.85%, 01/26/27 (Call 01/26/26)	1,710	1,639,531
5.95%, 01/15/27	425	459,276
ING Groep NV, 3.95%, 03/29/27	750	711,878
JPMorgan Chase & Co. 3.63%, 12/01/27 (Call 12/01/26)(b)	760	708,495
4.25%, 10/01/27	905	888,792
Lloyds Banking Group PLC, 3.75%, 01/11/27	700	647,864
Manufacturers & Traders Trust Co., 3.40%, 08/17/27	295	281,285
Mitsubishi UFJ Financial Group Inc. 3.29%, 07/25/27	765	714,097
3.68%, 02/22/27	330	317,153

Security	Par (000)	Value

Banks (continued)
Mizuho Financial Group Inc. 3.17%, 09/11/27	$405	$372,782
3.66%, 02/28/27	450	431,474
Morgan Stanley 3.63%, 01/20/27	1,750	1,651,405
3.95%, 04/23/27	1,040	982,218
PNC Bank N.A., 3.10%, 10/25/27 (Call 09/25/27)(c)	360	335,768
PNC Financial Services Group Inc. (The), 3.15%, 05/19/27 (Call 04/19/27)(c)	475	446,058
Santander Holdings USA Inc., 4.40%, 07/13/27 (Call 04/14/27)	525	490,245
Sumitomo Mitsui Financial Group Inc. 3.35%, 10/18/27(b)	725	678,687
3.36%, 07/12/27	625	586,738
3.45%, 01/11/27	655	619,905
U.S. Bancorp., Series X, 3.15%, 04/27/27 (Call 03/27/27)	820	772,194
Wells Fargo & Co., 4.30%, 07/22/27	1,390	1,369,456
Westpac Banking Corp., 3.35%, 03/08/27	565	533,936

		21,951,828
Beverages — 0.9%
Coca-Cola Co. (The), 2.90%, 05/25/27(b)	290	271,179
Constellation Brands Inc., 3.50%, 05/09/27 (Call 02/09/27)	340	314,218
Keurig Dr Pepper Inc., 3.43%, 06/15/27 (Call 03/15/27)	50	45,522
PepsiCo Inc., 3.00%, 10/15/27 (Call 07/15/27)(b)	695	650,826

		1,281,745
Biotechnology — 1.3%
Amgen Inc., 3.20%, 11/02/27 (Call 08/02/27)(b)	670	616,641
Celgene Corp., 3.45%, 11/15/27 (Call 08/15/27)	560	507,203
Gilead Sciences Inc., 2.95%, 03/01/27 (Call 12/01/26)	670	613,184

		1,737,028
Building Materials — 0.5%
Martin Marietta Materials Inc. 3.45%, 06/01/27 (Call 03/01/27)	25	22,598
3.50%, 12/15/27 (Call 09/15/27)	375	338,134
Masco Corp., 3.50%, 11/15/27 (Call 08/15/27)	255	232,601
Vulcan Materials Co., 3.90%, 04/01/27 (Call 01/01/27)	75	70,026

		663,359
Chemicals — 1.5%
LYB International Finance II BV, 3.50%, 03/02/27 (Call 12/02/26)(b)	565	514,952
Mosaic Co. (The), 4.05%, 11/15/27 (Call 08/15/27)(b)	540	513,076
RPM International Inc., 3.75%, 03/15/27 (Call 12/15/26)	345	319,718
Sherwin-Williams Co. (The), 3.45%, 06/01/27 (Call 03/01/27)	800	739,184

		2,086,930
Commercial Services — 0.4%
Ecolab Inc., 3.25%, 12/01/27 (Call 09/01/27)(b)	395	373,382
S&P Global Inc., 2.95%, 01/22/27 (Call 10/22/26)	150	138,016

		511,398
Computers — 3.8%
Apple Inc. 2.90%, 09/12/27 (Call 06/12/27)	870	805,568
3.00%, 06/20/27 (Call 03/20/27)	396	370,545
3.00%, 11/13/27 (Call 08/13/27)	625	583,231
3.20%, 05/11/27 (Call 02/11/27)	1,065	1,012,219
3.35%, 02/09/27 (Call 11/09/26)	1,125	1,082,520
DXC Technology Co., 4.75%, 04/15/27 (Call 01/15/27)(b)	430	426,642

86	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Dec 2027 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Computers (continued)
International Business Machines Corp. 3.30%, 01/27/27(b)	$340	$323,887
6.22%, 08/01/27	200	229,884
Seagate HDD Cayman, 4.88%, 06/01/27 (Call 03/01/27)	370	327,568

		5,162,064
Cosmetics & Personal Care — 0.9%
Estee Lauder Companies Inc. (The), 3.15%, 03/15/27 (Call 12/15/26)	174	164,797
Procter & Gamble Co. (The), 2.85%, 08/11/27	380	355,110
Unilever Capital Corp., 2.90%, 05/05/27 (Call 02/05/27)	720	667,087

		1,186,994
Diversified Financial Services — 4.8%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.65%, 07/21/27 (Call 04/21/27)	465	417,784
Air Lease Corp. 3.63%, 04/01/27 (Call 01/01/27)	315	286,559
3.63%, 12/01/27 (Call 09/01/27)	275	249,241
American Express Credit Corp., 3.30%, 05/03/27 (Call 04/03/27)	1,040	992,035
Cboe Global Markets Inc., 3.65%, 01/12/27 (Call 10/12/26)	310	294,950
Charles Schwab Corp. (The), 3.20%, 03/02/27 (Call 12/02/26)	425	400,660
Discover Financial Services, 4.10%, 02/09/27 (Call 11/09/26)	625	590,506
E*TRADE Financial Corp., 3.80%, 08/24/27 (Call 05/24/27)	395	369,135
Eaton Vance Corp., 3.50%, 04/06/27 (Call 01/06/27)	255	241,931
Intercontinental Exchange Inc., 3.10%, 09/15/27 (Call 06/15/27)(b)	230	214,254
Jefferies Group LLC, 6.45%, 06/08/27	125	132,725
Jefferies Group LLC/Jefferies Group Capital Finance Inc., 4.85%, 01/15/27	455	437,305
Lazard Group LLC, 3.63%, 03/01/27 (Call 12/01/26)	150	137,670
National Rural Utilities Cooperative Finance Corp., 3.05%, 04/25/27 (Call 01/25/27)	125	117,255
ORIX Corp., 3.70%, 07/18/27	125	118,816
Synchrony Financial, 3.95%, 12/01/27 (Call 09/01/27)	585	515,356
TD Ameritrade Holding Corp., 3.30%, 04/01/27 (Call 01/01/27)	595	560,562
Visa Inc., 2.75%, 09/15/27 (Call 06/15/27)(b)	590	543,207

		6,619,951
Electric — 5.6%
American Electric Power Co. Inc., 3.20%, 11/13/27 (Call 08/13/27)	280	259,580
Appalachian Power Co., Series X, 3.30%, 06/01/27 (Call 03/01/27)	115	108,292
Black Hills Corp., 3.15%, 01/15/27 (Call 07/15/26)	50	45,629
CenterPoint Energy Houston Electric LLC, Series AA, 3.00%, 02/01/27 (Call 11/01/26)	125	116,421
CMS Energy Corp., 3.45%, 08/15/27 (Call 05/15/27)	275	261,770
Commonwealth Edison Co., 2.95%, 08/15/27 (Call 05/15/27)	240	224,078
Connecticut Light & Power Co. (The), Series A, 3.20%, 03/15/27 (Call 12/15/26)	275	261,500
Consolidated Edison Co. of New York Inc., 3.13%, 11/15/27 (Call 08/15/27)	225	212,209
DTE Electric Co., 3.80%, 03/15/27 (Call 12/15/26)	325	314,437
Duke Energy Corp., 3.15%, 08/15/27 (Call 05/15/27)	560	514,763
Duke Energy Florida LLC, 3.20%, 01/15/27 (Call 10/15/26)	290	275,706
Entergy Louisiana LLC, 3.12%, 09/01/27 (Call 06/01/27)	375	350,940
FirstEnergy Corp., Series B, 3.90%, 07/15/27 (Call 04/15/27)	815	781,072
Georgia Power Co., 3.25%, 03/30/27 (Call 12/30/26)	285	263,562

Security	Par (000)	Value

Electric (continued)
Gulf Power Co., Series A, 3.30%, 05/30/27 (Call 02/28/27)	$130	$123,362
ITC Holdings Corp., 3.35%, 11/15/27 (Call 08/15/27)(b)	445	414,161
MidAmerican Energy Co., 3.10%, 05/01/27 (Call 02/01/27)	175	165,685
NextEra Energy Capital Holdings Inc., 3.55%, 05/01/27 (Call 02/01/27)	810	770,091
NSTAR Electric Co., 3.20%, 05/15/27 (Call 02/15/27)	300	284,196
Pacific Gas & Electric Co. 3.30%, 03/15/27 (Call 12/15/26)	100	89,758
3.30%, 12/01/27 (Call 09/01/27)	610	541,430
Public Service Electric & Gas Co., 3.00%, 05/15/27 (Call 02/15/27)	185	173,624
Sempra Energy, 3.25%, 06/15/27 (Call 03/15/27)	350	322,406
Union Electric Co., 2.95%, 06/15/27 (Call 03/15/27)	175	162,796
Virginia Electric & Power Co., Series A, 3.50%, 03/15/27 (Call 12/15/26)	590	570,713
Wisconsin Power & Light Co., 3.05%, 10/15/27 (Call 07/15/27)	50	46,601

		7,654,782
Electrical Components & Equipment — 0.0%
Hubbell Inc., 3.15%, 08/15/27 (Call 05/15/27)	25	22,667

Electronics — 0.7%
Allegion U.S. Holding Co. Inc., 3.55%, 10/01/27 (Call 07/01/27)	255	230,291
Keysight Technologies Inc., 4.60%, 04/06/27 (Call 01/06/27)	250	248,360
Tech Data Corp., 4.95%, 02/15/27 (Call 11/16/26)	275	265,578
Tyco Electronics Group SA, 3.13%, 08/15/27 (Call 05/15/27)	175	161,506

		905,735
Environmental Control — 0.7%
Republic Services Inc., 3.38%, 11/15/27 (Call 08/15/27)	475	447,630
Waste Management Inc., 3.15%, 11/15/27 (Call 08/15/27)(b)	595	557,759

		1,005,389
Food — 2.2%
General Mills Inc., 3.20%, 02/10/27 (Call 11/10/26)	365	329,168
JM Smucker Co. (The), 3.38%, 12/15/27 (Call 09/15/27)(b)	430	394,000
Kellogg Co., 3.40%, 11/15/27 (Call 08/15/27)	335	306,324
Kroger Co. (The), 3.70%, 08/01/27 (Call 05/01/27)	340	318,951
McCormick &Co. Inc./MD, 3.40%, 08/15/27 (Call 05/15/27)	505	474,346
Sysco Corp., 3.25%, 07/15/27 (Call 04/15/27)	390	361,635
Tyson Foods Inc., 3.55%, 06/02/27 (Call 03/02/27)	845	788,791

		2,973,215
Forest Products & Paper — 1.0%
Celulosa Arauco y Constitucion SA, 3.88%, 11/02/27 (Call 08/02/27)	200	184,634
Fibria Overseas Finance Ltd., 5.50%, 01/17/27	485	485,611
International Paper Co., 3.00%, 02/15/27 (Call 11/15/26)	740	666,807

		1,337,052
Gas — 0.8%
Atmos Energy Corp., 3.00%, 06/15/27 (Call 03/15/27)(b)	350	327,008
National Fuel Gas Co., 3.95%, 09/15/27 (Call 06/15/27)	150	137,795
NiSource Inc., 3.49%, 05/15/27 (Call 02/15/27)	630	591,822

		1,056,625
Health Care - Products — 1.8%
Becton Dickinson and Co., 3.70%, 06/06/27 (Call 03/06/27)	1,305	1,222,890
Medtronic Global Holdings SCA, 3.35%, 04/01/27 (Call 01/01/27)	670	642,409

S C H E D U L E O F I N V E S T M E N T S	87

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Dec 2027 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care - Products (continued)
Thermo Fisher Scientific Inc., 3.20%, 08/15/27 (Call 05/15/27)	$580	$534,911

		2,400,210
Health Care - Services — 2.4%
Anthem Inc., 3.65%, 12/01/27 (Call 09/01/27)(b)	930	869,941
Cigna Corp., 3.05%, 10/15/27 (Call 07/15/27)	485	433,187
Humana Inc., 3.95%, 03/15/27 (Call 12/15/26)(b)	400	387,916
Laboratory Corp. of America Holdings, 3.60%, 09/01/27 (Call 06/01/27)	425	400,375
UnitedHealth Group Inc. 2.95%, 10/15/27(b)	520	480,189
3.38%, 04/15/27(b)	370	354,841
3.45%, 01/15/27	415	400,550

		3,326,999
Home Furnishings — 0.1%
Leggett & Platt Inc., 3.50%, 11/15/27 (Call 08/15/27)	100	92,300

Household Products & Wares — 0.4%
Church & Dwight Co. Inc., 3.15%, 08/01/27 (Call 05/01/27)	365	336,961
Clorox Co. (The), 3.10%, 10/01/27 (Call 07/01/27)	175	162,228

		499,189
Insurance — 1.9%
Aon Corp., 8.21%, 01/01/27	350	418,089
AXIS Specialty Finance PLC, 4.00%, 12/06/27 (Call 09/06/27)	355	332,212
Brighthouse Financial Inc., 3.70%, 06/22/27 (Call 03/22/27)	775	667,267
CNA Financial Corp., 3.45%, 08/15/27 (Call 05/10/27)	360	329,962
Markel Corp., 3.50%, 11/01/27 (Call 08/01/27)	205	189,035
Mercury General Corp., 4.40%, 03/15/27 (Call 12/15/26)	305	290,732
Progressive Corp. (The), 2.45%, 01/15/27	180	161,419
RenaissanceRe Finance Inc., 3.45%, 07/01/27
(Call 04/01/27)	100	93,327
XLIT Ltd., 6.25%, 05/15/27	135	151,906

		2,633,949
Internet — 2.8%
Alibaba Group Holding Ltd., 3.40%, 12/06/27 (Call 09/06/27)(b)	1,480	1,349,745
Amazon.com Inc., 3.15%, 08/22/27 (Call 05/22/27)	1,750	1,645,840
Baidu Inc., 3.63%, 07/06/27	425	391,179
eBay Inc., 3.60%, 06/05/27 (Call 03/05/27)(b)	525	485,935

		3,872,699
Leisure Time — 0.2%
Royal Caribbean Cruises Ltd., 7.50%, 10/15/27	200	234,546

Machinery — 0.4%
CNH Industrial NV, 3.85%, 11/15/27 (Call 08/15/27)	390	361,741
John Deere Capital Corp., 2.80%, 09/08/27	250	229,755

		591,496
Manufacturing — 1.3%
3M Co., 2.88%, 10/15/27 (Call 07/15/27)	475	443,835
Carlisle Companies Inc., 3.75%, 12/01/27 (Call 09/01/27)	455	424,283
Eaton Corp., 3.10%, 09/15/27 (Call 06/15/27)(b)	365	336,271
Hexcel Corp., 3.95%, 02/15/27 (Call 11/15/26)	125	120,200
Parker-Hannifin Corp., 3.25%, 03/01/27 (Call 12/01/26)	260	245,762
Textron Inc., 3.65%, 03/15/27 (Call 12/15/26)	190	178,534

		1,748,885
Media — 2.3%
CBS Corp., 2.90%, 01/15/27 (Call 10/15/26)	475	417,539

Security	Par (000)	Value

Media (continued)
Comcast Corp. 2.35%, 01/15/27 (Call 10/15/26)	$816	$713,266
3.30%, 02/01/27 (Call 11/01/26)	695	650,200
Walt Disney Co. (The), 2.95%, 06/15/27(b)	610	573,059
Warner Media LLC, 3.80%, 02/15/27 (Call 11/15/26)	810	759,853

		3,113,917
Mining — 0.2%
Kinross Gold Corp., 4.50%, 07/15/27 (Call 04/15/27)	200	178,974
Yamana Gold Inc., 4.63%, 12/15/27 (Call 09/15/27)	180	166,410

		345,384
Oil & Gas — 4.8%
BP Capital Markets PLC 3.02%, 01/16/27 (Call 10/16/26)	965	893,542
3.28%, 09/19/27 (Call 06/19/27)	500	470,185
3.59%, 04/14/27 (Call 01/14/27)	300	289,026
Canadian Natural Resources Ltd., 3.85%, 06/01/27 (Call 03/01/27)(b)	830	787,678
Cenovus Energy Inc., 4.25%, 04/15/27 (Call 01/15/27)(b)	675	635,742
Cimarex Energy Co., 3.90%, 05/15/27 (Call 02/15/27)	555	517,077
Concho Resources Inc., 3.75%, 10/01/27 (Call 07/01/27)	590	554,187
Eni USA Inc., 7.30%, 11/15/27	125	144,474
EQT Corp., 3.90%, 10/01/27 (Call 07/01/27)(b)	720	654,660
Hess Corp., 4.30%, 04/01/27 (Call 01/01/27)	495	466,349
Marathon Oil Corp., 4.40%, 07/15/27 (Call 04/15/27)	655	638,062
Occidental Petroleum Corp., 3.00%, 02/15/27 (Call 11/15/26)	580	542,648

		6,593,630
Oil &Gas Services — 0.5%
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor Inc., 3.34%, 12/15/27 (Call 09/15/27)	715	652,495

Packaging & Containers — 0.3%
Packaging Corp. of America, 3.40%, 12/15/27 (Call 09/15/27)	235	216,407
WestRock Co., 3.38%, 09/15/27 (Call 06/15/27)(a)	155	142,091

		358,498
Pharmaceuticals — 3.7%
AmerisourceBergen Corp., 3.45%, 12/15/27 (Call 09/15/27)(b)	325	300,690
AstraZeneca PLC, 3.13%, 06/12/27 (Call 03/12/27)	450	410,733
Bristol-Myers Squibb Co., 3.25%, 02/27/27	545	523,217
Cardinal Health Inc., 3.41%, 06/15/27 (Call 03/15/27)(b)	820	742,600
CVS Health Corp., 6.25%, 06/01/27	100	111,025
Eli Lilly & Co. 3.10%, 05/15/27 (Call 02/15/27)(b)	455	433,515
5.50%, 03/15/27	200	224,900
Express Scripts Holding Co., 3.40%, 03/01/27 (Call 12/01/26)	915	840,171
Johnson & Johnson, 2.95%, 03/03/27 (Call 12/03/26)	560	530,051
Novartis Capital Corp., 3.10%, 05/17/27 (Call 02/17/27)	650	616,922
Zoetis Inc., 3.00%, 09/12/27 (Call 06/12/27)	425	387,842

		5,121,666
Pipelines — 4.1%
Andeavor Logistics LP/Tesoro Logistics Finance Corp., 4.25%, 12/01/27 (Call 09/01/27)	410	391,599
Boardwalk Pipelines LP, 4.45%, 07/15/27 (Call 04/15/27)	200	187,934
Buckeye Partners LP, 4.13%, 12/01/27 (Call 09/01/27)	175	158,877
Enable Midstream Partners LP, 4.40%, 03/15/27 (Call 12/15/26)	445	421,290
Enbridge Inc., 3.70%, 07/15/27 (Call 04/15/27)	545	512,164
Energy Transfer Operating LP, 4.20%, 04/15/27 (Call 01/15/27)	350	330,393

88	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Dec 2027 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pipelines (continued)
Enterprise Products Operating LLC, 3.95%, 02/15/27 (Call 11/15/26)	$365	$357,164
MPLX LP, 4.13%, 03/01/27 (Call 12/01/26)	800	763,008
ONEOK Inc., 4.00%, 07/13/27 (Call 04/13/27)(b)	225	214,281
Sabine Pass Liquefaction LLC, 5.00%, 03/15/27 (Call 09/15/26)	815	822,425
Sunoco Logistics Partners Operations LP, 4.00%, 10/01/27 (Call 07/01/27)(b)	380	350,900
TC PipeLines LP, 3.90%, 05/25/27 (Call 02/25/27)	370	345,480
Williams Companies Inc. (The), 3.75%, 06/15/27 (Call 03/15/27)	810	755,495

		5,611,010
Real Estate Investment Trusts — 7.0%
Alexandria Real Estate Equities Inc., 3.95%, 01/15/27 (Call 10/15/26)	125	119,791
American Campus Communities Operating Partnership LP, 3.63%, 11/15/27 (Call 08/15/27)	300	278,508
American Tower Corp. 3.13%, 01/15/27 (Call 10/15/26)	200	179,462
3.55%, 07/15/27 (Call 04/15/27)(b)	410	377,307
AvalonBay Communities Inc., 3.35%, 05/15/27 (Call 02/15/27)	360	341,564
Brandywine Operating Partnership LP, 3.95%, 11/15/27 (Call 08/15/27)	200	187,648
Brixmor Operating Partnership LP, 3.90%, 03/15/27 (Call 12/15/26)	250	234,370
Crown Castle International Corp. 3.65%, 09/01/27 (Call 06/01/27)	770	712,881
4.00%, 03/01/27 (Call 12/01/26)(b)	150	143,070
Digital Realty Trust LP, 3.70%, 08/15/27 (Call 05/15/27)	635	594,157
Duke Realty LP, 3.38%, 12/15/27 (Call 09/15/27)	250	232,623
EPR Properties, 4.50%, 06/01/27 (Call 03/01/27)(b)	200	189,046
ERP Operating LP, 3.25%, 08/01/27 (Call 05/01/27)	235	221,029
Essex Portfolio LP, 3.63%, 05/01/27 (Call 02/01/27)	55	52,139
Federal Realty Investment Trust, 3.25%, 07/15/27 (Call 04/15/27)	275	255,563
Healthcare Trust of America Holdings LP, 3.75%, 07/01/27 (Call 04/01/27)	325	303,238
Highwoods Realty LP, 3.88%, 03/01/27 (Call 12/01/26)(b)	250	237,680
Hospitality Properties Trust, 4.95%, 02/15/27 (Call 08/15/26)	225	219,400
Hudson Pacific Properties LP, 3.95%, 11/01/27	250	230,755
Kimco Realty Corp., 3.80%, 04/01/27 (Call 01/01/27)	260	245,648
Life Storage LP, 3.88%, 12/15/27 (Call 09/15/27)	300	279,213
Mid-America Apartments LP, 3.60%, 06/01/27 (Call 03/01/27)	275	259,545
National Retail Properties Inc., 3.50%, 10/15/27 (Call 07/15/27)	330	307,527
Omega Healthcare Investors Inc., 4.50%, 04/01/27 (Call 01/01/27)(b)	371	354,687
Physicians Realty LP, 4.30%, 03/15/27 (Call 12/15/26)	125	119,143
Public Storage, 3.09%, 09/15/27 (Call 06/15/27)	440	407,568
Realty Income Corp., 3.00%, 01/15/27 (Call 10/15/26)	353	322,984
Regency Centers LP, 3.60%, 02/01/27 (Call 11/01/26)	255	240,098
Simon Property Group LP 3.38%, 06/15/27 (Call 03/15/27)	415	392,685
3.38%, 12/01/27 (Call 09/01/27)	495	466,275
SITE Centers Corp., 4.70%, 06/01/27 (Call 03/01/27)	175	173,723
UDR Inc., 3.50%, 07/01/27 (Call 04/01/27)	150	141,219
Ventas Realty LP, 3.85%, 04/01/27 (Call 01/01/27)	275	261,247
VEREIT Operating Partnership LP, 3.95%, 08/15/27 (Call 05/15/27)	350	325,402

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
Weyerhaeuser Co., 6.95%, 10/01/27(b)	$120	$139,488

		9,546,683
Retail — 3.3%
AutoNation Inc., 3.80%, 11/15/27 (Call 08/15/27)	270	244,218
AutoZone Inc., 3.75%, 06/01/27 (Call 03/01/27)	230	217,608
Costco Wholesale Corp., 3.00%, 05/18/27 (Call 02/18/27)	565	530,976
Darden Restaurants Inc., 3.85%, 05/01/27 (Call 02/01/27)	230	218,985
Dollar General Corp., 3.88%, 04/15/27 (Call 01/15/27)	195	186,196
Home Depot Inc. (The), 2.80%, 09/14/27 (Call 06/14/27)	680	627,599
Lowe’s Companies Inc., 3.10%, 05/03/27 (Call 02/03/27)(b)	840	788,508
McDonald’s Corp., 3.50%, 03/01/27 (Call 12/01/26)	550	524,788
Nordstrom Inc., 4.00%, 03/15/27 (Call 12/15/26)	225	215,309
O’Reilly Automotive Inc., 3.60%, 09/01/27 (Call 06/01/27)	410	382,513
Tapestry Inc., 4.13%, 07/15/27 (Call 04/15/27)	305	285,489
Walmart Inc., 5.88%, 04/05/27	270	307,595

		4,529,784
Semiconductors — 3.9%
Applied Materials Inc., 3.30%, 04/01/27 (Call 01/01/27)	770	726,341
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.88%, 01/15/27 (Call 10/15/26)	2,515	2,308,167
Intel Corp., 3.15%, 05/11/27 (Call 02/11/27)	590	563,586
Maxim Integrated Products Inc., 3.45%, 06/15/27 (Call 03/15/27)	305	282,985
QUALCOMM Inc., 3.25%, 05/20/27 (Call 02/20/27)	1,200	1,110,840
Texas Instruments Inc., 2.90%, 11/03/27 (Call 08/03/27)	340	315,846

		5,307,765
Shipbuilding — 0.2%
Huntington Ingalls Industries Inc., 3.48%, 12/01/27 (Call 09/01/27)	275	255,120

Software — 4.0%
Activision Blizzard Inc., 3.40%, 06/15/27 (Call 03/15/27)(b)	295	275,105
Autodesk Inc., 3.50%, 06/15/27 (Call 03/15/27)	310	285,808
CA Inc., 4.70%, 03/15/27 (Call 12/15/26)(b)	175	169,946
Citrix Systems Inc., 4.50%, 12/01/27 (Call 09/01/27)	405	384,442
Microsoft Corp., 3.30%, 02/06/27 (Call 11/06/26)	2,300	2,229,781
Oracle Corp., 3.25%, 11/15/27 (Call 08/15/27)(b)	1,535	1,452,110
VMware Inc., 3.90%, 08/21/27 (Call 05/21/27)	780	713,684

		5,510,876
Telecommunications — 2.9%
AT&T Inc., 4.25%, 03/01/27 (Call 12/01/26)	1,075	1,042,350
Telefonica Emisiones SAU, 4.10%, 03/08/27	825	784,971
TELUS Corp. 2.80%, 02/16/27 (Call 11/16/26)	350	315,906
3.70%, 09/15/27 (Call 06/15/27)	140	134,994
Verizon Communications Inc., 4.13%, 03/16/27(b)	1,695	1,677,152

		3,955,373
Textiles — 0.3%
Cintas Corp. No. 2, 3.70%, 04/01/27 (Call 01/01/27)	466	449,131

Toys, Games & Hobbies — 0.1%
Hasbro Inc., 3.50%, 09/15/27 (Call 06/15/27)	150	137,511

Transportation — 1.6%
Burlington Northern Santa Fe LLC, 3.25%, 06/15/27 (Call 03/15/27)(b)	400	384,828
CSX Corp., 3.25%, 06/01/27 (Call 03/01/27)(b)	640	595,993
FedEx Corp., 3.30%, 03/15/27 (Call 12/15/26)	225	210,949
Norfolk Southern Corp., 3.15%, 06/01/27 (Call 03/01/27)	230	215,156

S C H E D U L E O F I N V E S T M E N T S	89

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Dec 2027 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par/ Shares (000)	Value

Transportation (continued)
United Parcel Service Inc., 3.05%, 11/15/27 (Call 08/15/27)	$770	$722,791

		2,129,717

Trucking & Leasing — 0.1%
GATX Corp., 3.85%, 03/30/27 (Call 12/30/26)	210	197,954

Water — 0.3%
American Water Capital Corp., 2.95%, 09/01/27 (Call 06/01/27)	405	374,175

Total Corporate Bonds & Notes — 98.3%
(Cost: $140,810,040)		134,404,690

Short-Term Investments

Money Market Funds — 14.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.36%(c)(d)(e)	18,684	18,687,695
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.11%(c)(d)	974	973,781

		19,661,476

Total Short-Term Investments — 14.4%
(Cost: $19,659,367)		19,661,476

Total Investments in Securities — 112.7%
(Cost: $160,469,407)		154,066,166

Other Assets, Less Liabilities — (12.7)%		(17,322,377)

Net Assets — 100.0%		$136,743,789

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

	Par/Shares Held at 10/31/17	Par/Shares Purchased		Par/Shares Sold	Par/Shares Held at 10/31/18	Value at			Net Realized	Change in Unrealized Appreciation
Affiliated Issuer	(000)	(000)		(000)	(000)	10/31/18	Income		Gain (Loss) (a)	(Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	399	18,285	(b)	—	18,684	$18,687,695	$54,527	(c)	$(994)	$2,108
BlackRock Cash Funds: Treasury, SL Agency Shares	40	934	(b)	—	974	973,781	13,530		—	—
PNC Bank N.A., 3.10%, 10/25/27	—	360		—	360	335,768	7,616		—	(8,718)
PNC Financial Services Group Inc. (The), 3.15%, 05/19/27	—	475		—	475	446,058	11,131		—	(22,084)

						$20,443,302	$86,804		$(994)	$(28,694)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

90	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Dec 2027 Term Corporate ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Corporate Bonds & Notes	$—	$134,404,690	$—	$134,404,690
Money Market Funds	19,661,476	—	—	19,661,476

	$19,661,476	$134,404,690	$—	$154,066,166

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	91

Schedule of Investments October 31, 2018	iShares® iBonds® Dec 2028 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Advertising — 0.5%
Interpublic Group of Companies Inc. (The), 4.65%, 10/01/28 (Call 07/01/28)	$175	$172,326

Aerospace & Defense — 3.9%
General Dynamics Corp., 3.75%, 05/15/28 (Call 02/15/28)	250	247,448
Harris Corp., 4.40%, 06/15/28 (Call 03/15/28)	180	179,827
L3 Technologies Inc., 4.40%, 06/15/28 (Call 03/15/28)	160	159,712
Northrop Grumman Corp., 3.25%, 01/15/28 (Call 10/15/27)	410	379,340
Spirit AeroSystems Inc., 4.60%, 06/15/28 (Call 03/15/28)	130	127,305
United Technologies Corp., 4.13%, 11/16/28 (Call 08/16/28)	425	417,316

		1,510,948
Agriculture — 0.2%
Philip Morris International Inc., 3.13%, 03/02/28 (Call 12/02/27)	90	83,952

Airlines — 1.6%
American Airlines Pass Through Trust, Series 2016-3, Class AA, 3.00%, 10/15/28	115	107,063
Delta Air Lines Inc., 4.38%, 04/19/28 (Call 01/19/28)	150	142,572
Spirit Airlines Pass Through Trust, Series 2015-1, Class A, 4.10%, 04/01/28	146	143,289
United Airlines Pass Through Trust
Series 2016-1, Class AA, 3.10%, 07/07/28	147	137,511
Series 2016-2, Class AA, 2.88%, 10/07/28	85	78,582

		609,017
Auto Manufacturers — 1.9%
American Honda Finance Corp., 3.50%, 02/15/28	105	101,149
Ford Motor Co., 6.63%, 10/01/28	180	184,846
General Motors Co., 5.00%, 10/01/28 (Call 07/01/28)	250	239,212
General Motors Financial Co. Inc., 3.85%, 01/05/28 (Call 10/05/27)	25	22,093
Toyota Motor Corp., 3.67%, 07/20/28	105	103,064
Toyota Motor Credit Corp., 3.05%, 01/11/28	100	93,036

		743,400
Banks — 12.3%
Banco Santander SA 3.80%, 02/23/28	200	178,018
4.38%, 04/12/28	200	186,492
Bank of New York Mellon Corp. (The) 3.00%, 10/30/28 (Call 07/30/28)	125	113,000
3.40%, 01/29/28 (Call 10/29/27)	93	88,998
3.85%, 04/28/28	125	123,950
Barclays PLC, 4.34%, 01/10/28 (Call 01/10/27)	225	209,540
Capital One Financial Corp., 3.80%, 01/31/28 (Call 12/31/27)	355	328,322
Citigroup Inc., 4.13%, 07/25/28	505	478,967
Discover Bank, 4.65%, 09/13/28 (Call 06/13/28)	250	246,195
Fifth Third Bancorp., 3.95%, 03/14/28 (Call 02/14/28)	155	150,488
ING Groep NV, 4.55%, 10/02/28	200	196,516
KeyCorp., 4.10%, 04/30/28	400	393,416
Lloyds Banking Group PLC, 4.38%, 03/22/28	325	311,243
Mitsubishi UFJ Financial Group Inc., 4.05%, 09/11/28	550	542,481
Northern Trust Corp., 3.65%, 08/03/28 (Call 05/03/28)	100	98,000
PNC Bank N.A., 3.25%, 01/22/28 (Call 12/23/27)(a)	250	235,583
Sumitomo Mitsui Financial Group Inc. 3.54%, 01/17/28	90	85,437
3.94%, 07/19/28	200	195,450
4.31%, 10/16/28	200	200,978
U.S. Bancorp., 3.90%, 04/26/28 (Call 03/24/28)	200	199,124

Security	Par (000)	Value

Banks (continued)
Westpac Banking Corp., 3.40%, 01/25/28	$185	$174,925

		4,737,123
Beverages — 2.3%
Anheuser-Busch InBev Worldwide Inc., 4.00%, 04/13/28 (Call 01/13/28)	350	336,203
Constellation Brands Inc., 3.60%, 02/15/28 (Call 11/15/27)	250	231,085
Keurig Dr Pepper Inc., 4.60%, 05/25/28 (Call 02/25/28)(b)	325	320,170

		887,458
Biotechnology — 1.0%
Celgene Corp., 3.90%, 02/20/28 (Call 11/20/27)	395	370,609

Chemicals — 0.6%
International Flavors & Fragrances Inc., 4.45%, 09/26/28 (Call 06/26/28)	100	99,782
PPG Industries Inc., 3.75%, 03/15/28 (Call 12/15/27)	140	132,726

		232,508
Commercial Services — 1.0%
IHS Markit Ltd., 4.75%, 08/01/28 (Call 05/01/28)	200	195,660
Moody’s Corp., 3.25%, 01/15/28 (Call 10/15/27)	90	83,524
Total System Services Inc., 4.45%, 06/01/28 (Call 03/01/28)	100	98,582

		377,766
Cosmetics & Personal Care — 0.9%
Unilever Capital Corp., 3.50%, 03/22/28 (Call 12/22/27)	375	361,099

Diversified Financial Services — 3.0%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.88%, 01/23/28 (Call 10/23/27)	150	137,334
Air Lease Corp., 4.63%, 10/01/28 (Call 07/01/28)	125	121,096
Brookfield Finance Inc., 3.90%, 01/25/28 (Call 10/25/27)	140	130,766
Charles Schwab Corp. (The), 3.20%, 01/25/28 (Call 10/25/27)	60	56,018
CME Group Inc., 3.75%, 06/15/28 (Call 03/15/28)	75	74,141
E*TRADE Financial Corp., 4.50%, 06/20/28 (Call 03/20/28)	65	63,986
Intercontinental Exchange Inc., 3.75%, 09/21/28 (Call 06/21/28)	95	92,806
Lazard Group LLC, 4.50%, 09/19/28 (Call 06/19/28)	200	194,336
Mastercard Inc., 3.50%, 02/26/28 (Call 11/26/27)	100	97,713
National Rural Utilities Cooperative Finance Corp., 3.40%, 02/07/28 (Call 11/07/27)	200	191,720

		1,159,916
Electric — 6.8%
AEP Texas Inc., 3.95%, 06/01/28 (Call 03/01/28)(b)	50	49,184
Atlantic City Electric Co., 4.00%, 10/15/28 (Call 07/15/28)	125	125,405
Berkshire Hathaway Energy Co., 3.25%, 04/15/28 (Call 01/15/28)	105	98,426
CenterPoint Energy Inc., 4.25%, 11/01/28 (Call 08/01/28)	175	173,729
Commonwealth Edison Co., 3.70%, 08/15/28 (Call 05/15/28)	75	73,903
Dominion Energy Inc., 4.25%, 06/01/28 (Call 03/01/28)	50	49,633
Duke Energy Progress LLC, 3.70%, 09/01/28 (Call 06/01/28)	325	318,679
Edison International, 4.13%, 03/15/28 (Call 12/15/27)	125	121,991
Enel Chile SA, 4.88%, 06/12/28	150	148,035
Entergy Louisiana LLC, 3.25%, 04/01/28 (Call 01/01/28)	55	51,769
Entergy Mississippi Inc., 2.85%, 06/01/28 (Call 03/01/28)	50	45,310
Indiana Michigan Power Co., 3.85%, 05/15/28 (Call 02/15/28)	175	173,360
Interstate Power & Light Co., 4.10%, 09/26/28 (Call 06/26/28)	125	124,284
Mississippi Power Co., 3.95%, 03/30/28 (Call 12/30/27)	75	72,656
Oklahoma Gas & Electric Co., 3.80%, 08/15/28 (Call 02/15/28)	50	48,824
Public Service Electric & Gas Co. 3.65%, 09/01/28 (Call 06/01/28)	130	127,799
3.70%, 05/01/28 (Call 02/01/28)	50	49,340
Sempra Energy, 3.40%, 02/01/28 (Call 10/01/27)	206	190,630

92	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Dec 2028 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
South Carolina Electric & Gas Co., 4.25%, 08/15/28 (Call 05/15/28)	$25	$24,855
Southern California Edison Co., Series B, 3.65%, 03/01/28 (Call 12/01/27)	60	58,101
Southwestern Electric Power Co., Series M, 4.10%, 09/15/28 (Call 06/15/28)	175	172,700
Virginia Electric & Power Co., Series A, 3.80%, 04/01/28 (Call 01/01/28)	200	196,786
Xcel Energy Inc., 4.00%, 06/15/28 (Call 12/15/27)	100	99,271

		2,594,670
Electrical Components & Equipment — 0.2%
Hubbell Inc., 3.50%, 02/15/28 (Call 11/15/27)	100	92,728

Electronics — 1.0%
Arrow Electronics Inc., 3.88%, 01/12/28 (Call 10/12/27)	100	91,143
Jabil Inc., 3.95%, 01/12/28 (Call 10/12/27)	165	151,218
Trimble Inc., 4.90%, 06/15/28 (Call 03/15/28)	160	157,638

		399,999
Engineering & Construction — 0.3%
Fluor Corp., 4.25%, 09/15/28 (Call 06/15/28)	110	105,205

Environmental Control — 0.5%
Republic Services Inc., 3.95%, 05/15/28 (Call 02/15/28)	192	188,390

Food — 2.2%
Campbell Soup Co., 4.15%, 03/15/28 (Call 12/15/27)	280	257,737
Conagra Brands Inc., 4.85%, 11/01/28 (Call 08/01/28)	150	149,591
General Mills Inc., 4.20%, 04/17/28 (Call 01/17/28)	125	121,046
Kellogg Co., 4.30%, 05/15/28 (Call 02/15/28)	230	223,949
Mondelez International Inc., 4.13%, 05/07/28 (Call 02/07/28)	100	97,913

		850,236
Gas — 0.5%
CenterPoint Energy Resources Corp., 4.00%, 04/01/28 (Call 01/01/28)	100	98,222
National Fuel Gas Co., 4.75%, 09/01/28 (Call 06/01/28)	25	24,325
Southwest Gas Corp., 3.70%, 04/01/28 (Call 01/01/28)	60	57,978

		180,525
Hand & Machine Tools — 0.1%
Kennametal Inc., 4.63%, 06/15/28 (Call 03/15/28)	25	24,322

Health Care - Products — 0.9%
Boston Scientific Corp., 4.00%, 03/01/28 (Call 12/01/27)	215	209,937
Edwards Lifesciences Corp., 4.30%, 06/15/28 (Call 03/15/28)	75	74,437
Stryker Corp., 3.65%, 03/07/28 (Call 12/07/27)	50	47,665

		332,039
Health Care - Services — 2.6%
Advocate Health & Hospitals Corp., 3.83%, 08/15/28 (Call 05/15/28)	25	24,765
Anthem Inc., 4.10%, 03/01/28 (Call 12/01/27)	200	193,156
Halfmoon Parent Inc., 4.38%, 10/15/28 (Call 07/15/28)(b)	575	561,671
Sutter Health, Series 2018, 3.70%, 08/15/28 (Call 05/15/28)	50	48,205
UnitedHealth Group Inc., 3.85%, 06/15/28	190	188,018

		1,015,815
Household Products & Wares — 0.3%
Clorox Co. (The), 3.90%, 05/15/28 (Call 02/15/28)	100	98,396

Insurance — 3.8%
American International Group Inc., 4.20%, 04/01/28 (Call 01/01/28)	150	144,572
Assurant Inc., 4.90%, 03/27/28 (Call 12/27/27)	45	44,429

Security	Par (000)	Value

Insurance (continued)
Athene Holding Ltd., 4.13%, 01/12/28 (Call 10/12/27)	$150	$137,202
AXA Equitable Holdings Inc., 4.35%, 04/20/28 (Call 01/20/28)(b)	350	334,817
Fairfax Financial Holdings Ltd., 4.85%, 04/17/28 (Call 01/17/28)(b)	110	107,098
Lincoln National Corp., 3.80%, 03/01/28 (Call 12/01/27)	90	85,442
Prudential Financial Inc., 3.88%, 03/27/28 (Call 12/27/27)	160	157,339
Torchmark Corp., 4.55%, 09/15/28 (Call 06/15/28)	225	224,006
Willis North America Inc., 4.50%, 09/15/28 (Call 06/15/28)	225	222,257

		1,457,162
Internet — 0.9%
Booking Holdings Inc., 3.55%, 03/15/28 (Call 12/15/27)	110	102,956
Expedia Group Inc., 3.80%, 02/15/28 (Call 11/15/27)	250	226,087

		329,043
Iron & Steel — 0.6%
Nucor Corp., 3.95%, 05/01/28 (Call 02/01/28)	225	221,243

Leisure Time — 0.1%
Royal Caribbean Cruises Ltd., 3.70%, 03/15/28 (Call 12/15/27)	60	55,023

Lodging — 1.1%
Hyatt Hotels Corp., 4.38%, 09/15/28 (Call 06/15/28)	165	159,220
Marriott International Inc./MD, Series X, 4.00%, 04/15/28 (Call 01/15/28)	80	77,124
Sands China Ltd., 5.40%, 08/08/28 (Call 05/08/28)(b)	190	181,385

		417,729
Machinery — 2.2%
ABB Finance USA Inc., 3.80%, 04/03/28 (Call 01/03/28)	145	143,335
Nvent Finance Sarl, 4.55%, 04/15/28 (Call 01/15/28)	50	48,381
Oshkosh Corp., 4.60%, 05/15/28 (Call 02/15/28)	75	73,450
Roper Technologies Inc., 4.20%, 09/15/28 (Call 06/15/28)	250	245,337
Wabtec Corp., 4.70%, 09/15/28 (Call 06/15/28)	325	314,210

		824,713
Manufacturing — 1.0%
3M Co., 3.63%, 09/14/28 (Call 06/14/28)	175	172,583
Ingersoll-Rand Global Holding Co. Ltd., 3.75%, 08/21/28 (Call 05/21/28)	225	216,032

		388,615
Media — 4.5%
CBS Corp. 3.38%, 02/15/28 (Call 11/15/27)	165	148,583
3.70%, 06/01/28 (Call 03/01/28)(b)	125	115,298
Charter Communications Operating LLC/Charter Communications Operating Capital 3.75%, 02/15/28 (Call 11/15/27)	125	113,374
4.20%, 03/15/28 (Call 12/15/27)	225	211,201
Comcast Corp. 3.15%, 02/15/28 (Call 11/15/27)	225	206,498
3.55%, 05/01/28 (Call 02/01/28)	375	354,142
4.15%, 10/15/28 (Call 07/15/28)	250	247,932
Discovery Communications LLC, 3.95%, 03/20/28 (Call 12/20/27)	375	348,915

		1,745,943
Metal Fabricate & Hardware — 0.4%
Timken Co. (The), 4.50%, 12/15/28 (Call 09/15/28)	175	170,884

Mining — 0.4%
Rio Tinto Finance USA Ltd., 7.13%, 07/15/28	135	166,150

Oil & Gas — 4.0%
Apache Corp., 4.38%, 10/15/28 (Call 07/15/28)	100	96,028

S C H E D U L E O F I N V E S T M E N T S	93

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Dec 2028 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas (continued)
BP Capital Markets PLC, 3.72%, 11/28/28 (Call 08/28/28)	$250	$242,635
Concho Resources Inc., 4.30%, 08/15/28 (Call 05/15/28)	140	136,524
Continental Resources Inc./OK, 4.38%, 01/15/28 (Call 10/15/27)	300	290,175
Marathon Petroleum Corp., 3.80%, 04/01/28 (Call 01/01/28)(b)	150	140,099
Noble Energy Inc., 3.85%, 01/15/28 (Call 10/15/27)	115	105,708
Phillips 66, 3.90%, 03/15/28 (Call 12/15/27)	250	239,060
Total Capital SA, 3.88%, 10/11/28	150	150,340
Valero Energy Corp., 4.35%, 06/01/28 (Call 03/01/28)	140	136,844

		1,537,413
Packaging & Containers — 0.6%
WestRock Co., 4.00%, 03/15/28 (Call 12/15/27)(b)	220	210,124

Pharmaceuticals — 8.2%
AbbVie Inc., 4.25%, 11/14/28 (Call 08/14/28)	400	385,248
CVS Health Corp., 4.30%, 03/25/28 (Call 12/25/27)	1,000	974,480
GlaxoSmithKline Capital Inc., 3.88%, 05/15/28	232	231,594
Johnson & Johnson, 2.90%, 01/15/28 (Call 10/15/27)	400	373,392
McKesson Corp., 3.95%, 02/16/28 (Call 11/16/27)	210	201,073
Mylan Inc., 4.55%, 04/15/28 (Call 01/15/28)(b)	180	167,236
Pfizer Inc., 3.60%, 09/15/28 (Call 06/15/28)	200	195,008
Pharmacia LLC, 6.60%, 12/01/28	200	239,206
Sanofi, 3.63%, 06/19/28 (Call 03/19/28)	175	171,603
Zoetis Inc., 3.90%, 08/20/28 (Call 05/20/28)	205	199,074

		3,137,914
Pipelines — 5.8%
Enable Midstream Partners LP, 4.95%, 05/15/28 (Call 02/15/28)	165	161,700
Energy Transfer Operating LP, 4.95%, 06/15/28 (Call 03/15/28)(c)	108	106,683
Enterprise Products Operating LLC, 4.15%, 10/16/28 (Call 07/16/28)	250	245,162
EQM Midstream Partners LP, 5.50%, 07/15/28 (Call 04/15/28)	160	159,842
Kinder Morgan Inc./DE, 4.30%, 03/01/28 (Call 12/01/27)	240	232,505
MPLX LP, 4.00%, 03/15/28 (Call 12/15/27)	325	305,224
ONEOK Inc., 4.55%, 07/15/28 (Call 04/15/28)	122	119,504
Phillips 66 Partners LP, 3.75%, 03/01/28 (Call 12/01/27)	82	76,091
Sabine Pass Liquefaction LLC, 4.20%, 03/15/28 (Call 09/15/27)	225	214,222
Tennessee Gas Pipeline Co. LLC, 7.00%, 10/15/28	25	28,796
TransCanada PipeLines Ltd., 4.25%, 05/15/28 (Call 02/15/28)	350	343,252
Transcontinental Gas Pipe Line Co. LLC, 4.00%, 03/15/28 (Call 12/15/27)	165	158,618
Valero Energy Partners LP, 4.50%, 03/15/28 (Call 12/15/27)	21	20,704
Western Gas Partners LP, 4.75%, 08/15/28 (Call 05/15/28)	50	47,879

		2,220,182
Real Estate Investment Trusts — 6.1%
Alexandria Real Estate Equities Inc., 3.95%, 01/15/28 (Call 10/15/27)	60	57,025
American Homes 4 Rent LP, 4.25%, 02/15/28 (Call 11/15/27)	83	79,034
American Tower Corp., 3.60%, 01/15/28 (Call 10/15/27)	240	220,733
Camden Property Trust, 4.10%, 10/15/28 (Call 07/15/28)	225	223,972
Crown Castle International Corp., 3.80%, 02/15/28 (Call 11/15/27)	200	186,534
Digital Realty Trust LP, 4.45%, 07/15/28 (Call 04/15/28)	50	49,207
Duke Realty LP, 4.00%, 09/15/28 (Call 06/15/28)	25	24,396
EPR Properties, 4.95%, 04/15/28 (Call 01/15/28)	100	96,748
ERP Operating LP, 3.50%, 03/01/28 (Call 12/01/27)(c)	115	109,810
GLP Capital LP/GLP Financing II Inc., 5.75%, 06/01/28
(Call 03/03/28)	135	136,655
Healthcare Realty Trust Inc., 3.63%, 01/15/28 (Call 10/15/27)	40	36,727

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
Highwoods Realty LP, 4.13%, 03/15/28 (Call 12/15/27)	$60	$57,742
Hospitality Properties Trust, 3.95%, 01/15/28 (Call 07/15/27)	175	157,215
National Retail Properties Inc., 4.30%, 10/15/28 (Call 07/15/28)	225	221,110
Omega Healthcare Investors Inc., 4.75%, 01/15/28 (Call 10/15/27)	125	121,226
Physicians Realty LP, 3.95%, 01/15/28 (Call 10/15/27)	30	27,608
Realty Income Corp., 3.65%, 01/15/28 (Call 10/15/27)	130	123,791
Senior Housing Properties Trust, 4.75%, 02/15/28 (Call 08/15/27)	80	76,805
STORE Capital Corp., 4.50%, 03/15/28 (Call 12/15/27)	40	38,654
Ventas Realty LP, 4.00%, 03/01/28 (Call 12/01/27)	225	215,158
Welltower Inc., 4.25%, 04/15/28 (Call 01/15/28)	100	97,544

		2,357,694
Retail — 3.6%
Best Buy Co. Inc., 4.45%, 10/01/28 (Call 07/01/28)	160	153,824
Dollar General Corp., 4.13%, 05/01/28 (Call 02/01/28)	60	58,082
Dollar Tree Inc., 4.20%, 05/15/28 (Call 02/15/28)	160	151,693
McDonald’s Corp., 3.80%, 04/01/28 (Call 01/01/28)	115	111,634
Nordstrom Inc., 6.95%, 03/15/28	25	27,831
O’Reilly Automotive Inc., 4.35%, 06/01/28 (Call 03/01/28)	60	59,081
Starbucks Corp. 3.50%, 03/01/28 (Call 12/01/27)	150	141,424
4.00%, 11/15/28 (Call 08/15/28)	165	160,476
Walmart Inc., 3.70%, 06/26/28 (Call 03/26/28)	510	501,993

		1,366,038
Semiconductors — 0.8%
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.50%, 01/15/28 (Call 10/15/27)	280	247,103
Marvell Technology Group Ltd., 4.88%, 06/22/28 (Call 03/22/28)	50	49,082

		296,185
Software — 1.2%
Fiserv Inc., 4.20%, 10/01/28 (Call 07/01/28)	125	123,705
salesforce.com Inc., 3.70%, 04/11/28 (Call 01/11/28)	350	340,753

		464,458
Telecommunications — 4.6%
AT&T Inc., 4.10%, 02/15/28 (Call 11/15/27)(b)	545	518,355
Motorola Solutions Inc., 4.60%, 02/23/28 (Call 11/23/27)	200	192,800
Verizon Communications Inc., 4.33%, 09/21/28	500	494,835
Vodafone Group PLC, 4.38%, 05/30/28	600	578,244

		1,784,234
Transportation — 3.0%
Canadian National Railway Co., 6.90%, 07/15/28	50	61,219
Canadian Pacific Railway Co., 4.00%, 06/01/28 (Call 03/01/28)	70	69,419
CH Robinson Worldwide Inc., 4.20%, 04/15/28 (Call 01/15/28)	85	82,993
CSX Corp., 3.80%, 03/01/28 (Call 12/01/27)	255	245,769
FedEx Corp. 3.40%, 02/15/28 (Call 11/15/27)	130	121,494
4.20%, 10/17/28 (Call 07/17/28)	125	123,896
Kirby Corp., 4.20%, 03/01/28 (Call 12/01/27)	65	62,293
Norfolk Southern Corp., 3.80%, 08/01/28 (Call 05/01/28)	200	194,584
Union Pacific Corp., 3.95%, 09/10/28 (Call 06/10/28)	190	186,597

		1,148,264
Trucking & Leasing — 0.4%
GATX Corp. 3.50%, 03/15/28 (Call 12/15/27)	50	45,516
4.55%, 11/07/28 (Call 08/07/28)	110	108,182

		153,698

94	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Dec 2028 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par/ Shares (000)	Value

Water — 0.4%
American Water Capital Corp., 3.75%, 09/01/28 (Call 06/01/28)	$150	$146,858

Total Corporate Bonds & Notes — 98.3% (Cost: $37,970,107)		37,728,014

Short-Term Investments

Money Market Funds — 1.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.36%(a)(d)(e)	225	225,089
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.11%(a)(d)	274	273,673

		498,762

Total Short-Term Investments — 1.3% (Cost: $498,762)		498,762

Total Investments in Securities — 99.6% (Cost: $38,468,869)		38,226,776

Other Assets, Less Liabilities — 0.4%		171,798

Net Assets — 100.0%		$38,398,574

(a)	Affiliate of the Fund.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the period ended October 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

	Par/Shares Held at 09/18/18		Par/Shares Purchased		Par/Shares Sold	Par/Shares Held at 10/31/18	Value at			Net Realized		Change in Unrealized Appreciation
Affiliated Issuer	(000)	(a)	(000)		(000)	(000)	10/31/18	Income		Gain (Loss)	(b)	(Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	—		225	(c)	—	225	$225,089	$3	(d)	$—		$—
BlackRock Cash Funds: Treasury, SL Agency Shares	—		274	(c)	—	274	273,673	384		—		—
PNC Bank N.A., 3.25%, 01/22/28	—		250		—	250	235,583	213		—		150

							$734,345	$600		$—		$150

(a)	The Fund commenced operations on September 18, 2018.
(b)	Includes realized capital gain distributions from an affiliated fund, if any.
(c)	Net of purchases and sales.
(d)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Corporate Bonds & Notes	$—	$37,728,014	$—	$37,728,014
Money Market Funds	498,762	—	—	498,762

	$498,762	$37,728,014	$—	$38,226,776

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	95

Statements of Assets and Liabilities October 31, 2018

	iShares iBonds Dec 2018 Term Corporate ETF	iShares iBonds Dec 2019 Term Corporate ETF	iShares iBonds Dec 2020 Term Corporate ETF	iShares iBonds Dec 2021 Term Corporate ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$51,612,027	$654,218,813	$784,210,690	$815,224,135
Affiliated(c)	273,788,951	98,287,215	60,800,795	59,641,636
Cash	—	1,210,674	—	—
Receivables:
Investments sold	1,525,000	320,588	—	—
Securities lending income — Affiliated	2,377	16,663	8,399	9,901
Capital shares sold	—	—	321,464	—
Securities related to in-kind transactions	—	703,036	—	—
Dividends	532,243	31,994	24,759	4,471
Interest	606,898	5,312,770	6,315,086	7,057,093

Total assets	328,067,496	760,101,753	851,681,193	881,937,236

LIABILITIES
Bank overdraft	1,525,000	—	—	—
Collateral on securities loaned, at value	3,675,018	70,685,556	35,652,024	52,046,438
Payables:
Investments purchased	—	703,036	1,010,533	662,498
Capital shares redeemed	2,014,497	—	—	—
Investment advisory fees	7,748	56,792	65,766	69,189

Total liabilities	7,222,263	71,445,384	36,728,323	52,778,125

NET ASSETS	$320,845,233	$688,656,369	$814,952,870	$829,159,111

NET ASSETS CONSIST OF:
Paid-in capital	$320,280,970	$690,665,395	$823,237,708	$843,494,066
Accumulated earnings (loss)	564,263	(2,009,026)	(8,284,838)	(14,334,955)

NET ASSETS	$320,845,233	$688,656,369	$814,952,870	$829,159,111

Shares outstanding	12,750,000	27,800,000	32,650,000	34,200,000

Net asset value	$25.16	$24.77	$24.96	$24.24

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$1,718,516	$57,403,299	$33,321,518	$44,958,818
(b) Investments, at cost — Unaffiliated	$51,637,835	$657,142,505	$793,685,691	$830,535,166
(c) Investments, at cost — Affiliated	$273,788,722	$98,329,851	$60,910,670	$59,719,978
See notes to financial statements.

96	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities (continued) October 31, 2018

	iShares iBonds Dec 2022 Term Corporate ETF	iShares iBonds Dec 2023 Term Corporate ETF	iShares iBonds Dec 2024 Term Corporate ETF	iShares iBonds Dec 2025 Term Corporate ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$521,453,052	$470,206,752	$294,228,547	$323,550,366
Affiliated(c)	40,106,394	46,721,750	21,865,534	21,007,644
Receivables:
Investments sold	200,636	—	812,856	999,222
Securities lending income — Affiliated	6,153	9,300	6,963	4,467
Capital shares sold	—	—	253,398	—
Securities related to in-kind transactions	98,672	225,328	—	133,233
Dividends	8,291	1,542	1,730	2,683
Interest	4,522,221	4,244,957	2,901,585	3,330,063

Total assets	566,395,419	521,409,629	320,070,613	349,027,678

LIABILITIES
Collateral on securities loaned, at value	30,608,735	42,184,085	20,094,345	18,142,169
Payables:
Investments purchased	298,372	924,609	749,275	133,233
Investment advisory fees	43,716	40,291	24,408	27,960

Total liabilities	30,950,823	43,148,985	20,868,028	18,303,362

NET ASSETS	$535,444,596	$478,260,644	$299,202,585	$330,724,316

NET ASSETS CONSIST OF:
Paid-in capital	$547,674,758	$490,593,806	$307,998,433	$344,056,123
Accumulated loss	(12,230,162)	(12,333,162)	(8,795,848)	(13,331,807)

NET ASSETS	$535,444,596	$478,260,644	$299,202,585	$330,724,316

Shares outstanding	22,150,000	19,850,000	12,550,000	14,000,000

Net asset value	$24.17	$24.09	$23.84	$23.62

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$29,515,951	$40,723,811	$18,872,246	$17,386,846
(b) Investments, at cost — Unaffiliated	$534,721,422	$482,559,455	$303,136,942	$336,967,065
(c) Investments, at cost — Affiliated	$40,242,374	$46,778,463	$21,901,876	$21,099,916

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	97

Statements of Assets and Liabilities (continued) October 31, 2018

	iShares iBonds Dec 2026 Term Corporate ETF	iShares iBonds Dec 2027 Term Corporate ETF	iShares iBonds Dec 2028 Term Corporate ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$149,618,058	$133,622,864	$37,492,431
Affiliated(c)	10,650,486	20,443,302	734,345
Receivables:
Investments sold	—	—	52,120
Securities lending income — Affiliated	2,108	7,154	2
Securities related to in-kind transactions	187,940	218,757	178,255
Dividends	1,803	1,815	356
Interest	1,339,398	1,366,614	346,045

Total assets	161,799,793	155,660,506	38,803,554

LIABILITIES
Collateral on securities loaned, at value	9,068,861	18,686,580	225,090
Payables:
Investments purchased	187,940	218,757	178,255
Investment advisory fees	12,721	11,380	1,635

Total liabilities	9,269,522	18,916,717	404,980

NET ASSETS	$152,530,271	$136,743,789	$38,398,574

NET ASSETS CONSIST OF:
Paid-in capital	$159,123,560	$142,787,815	$38,558,736
Accumulated loss	(6,593,289)	(6,044,026)	(160,162)

NET ASSETS	$152,530,271	$136,743,789	$38,398,574

Shares outstanding	6,650,000	5,900,000	1,550,000

Net asset value	$22.94	$23.18	$24.77

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	None	None	None

(a) Securities loaned, at value	$8,761,326	$17,289,072	$216,494
(b) Investments, at cost — Unaffiliated	$156,418,460	$139,997,412	$37,734,674
(c) Investments, at cost — Affiliated	$10,649,421	$20,471,995	$734,195

See notes to financial statements.

98	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended October 31, 2018

	iShares iBonds Dec 2018 Term Corporate ETF	iShares iBonds Dec 2019 Term Corporate ETF	iShares iBonds Dec 2020 Term Corporate ETF	iShares iBonds Dec 2021 Term Corporate ETF

INVESTMENT INCOME
Dividends — Affiliated	$2,504,999	$184,801	$115,701	$96,352
Interest — Unaffiliated	3,748,683	11,874,026	14,708,320	17,510,946
Interest — Affiliated	44,404	152,527	148,638	83,777
Securities lending income — Affiliated — net	61,542	132,518	103,131	129,096

Total investment income	6,359,628	12,343,872	15,075,790	17,820,171

EXPENSES
Investment advisory fees	350,735	567,866	613,976	657,290
Proxy fees	29	34	34	37

Total expenses	350,764	567,900	614,010	657,327

Less:
Investment advisory fees waived	(121,188)	(9,487)	(6,005)	(5,681)

Total expenses after fees waived	229,576	558,413	608,005	651,646

Net investment income	6,130,052	11,785,459	14,467,785	17,168,525

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(24,152)	(136,552)	(99,012)	(430,141)
Investments — Affiliated	1,745	(3,468)	260	(1,761)
In-kind redemptions — Unaffiliated	(21,393)	(2,880)	—	—
In-kind redemptions — Affiliated	(1,069)	—	—	—

Net realized loss	(44,869)	(142,900)	(98,752)	(431,902)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	15,165	(2,941,784)	(10,643,603)	(17,270,361)
Investments — Affiliated	2,392	(31,339)	(109,039)	(77,146)

Net change in unrealized appreciation (depreciation)	17,557	(2,973,123)	(10,752,642)	(17,347,507)

Net realized and unrealized loss	(27,312)	(3,116,023)	(10,851,394)	(17,779,409)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$6,102,740	$8,669,436	$3,616,391	$(610,884)

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	99

Statements of Operations  (continued)

Year Ended October 31, 2018

	iShares iBonds Dec 2022 Term Corporate ETF	iShares iBonds Dec 2023 Term Corporate ETF	iShares iBonds Dec 2024 Term Corporate ETF	iShares iBonds Dec 2025 Term Corporate ETF

INVESTMENT INCOME
Dividends — Affiliated	$56,844	$23,789	$24,915	$23,096
Interest — Unaffiliated	12,647,884	11,633,947	7,906,989	10,405,096
Interest — Affiliated	103,496	49,118	32,627	62,587
Securities lending income — Affiliated — net	78,528	98,644	77,587	57,766
Other income — Unaffiliated	—	1,205	—	—

Total investment income	12,886,752	11,806,703	8,042,118	10,548,545

EXPENSES
Investment advisory fees	437,441	367,283	233,217	294,985
Proxy fees	27	16	13	18

Total expenses	437,468	367,299	233,230	295,003

Less:
Investment advisory fees waived	(2,980)	(1,482)	(1,379)	(1,312)

Total expenses after fees waived	434,488	365,817	231,851	293,691

Net investment income	12,452,264	11,440,886	7,810,267	10,254,854

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss)from:
Investments — Unaffiliated	(15,009)	(1,003,747)	(470,277)	(651,550)
Investments — Affiliated	(4,274)	(3,760)	(4,608)	(2,700)
In-kind redemptions — Unaffiliated	(6,413)	—	—	(81,719)

Net realized loss	(25,696)	(1,007,507)	(474,885)	(735,969)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(16,285,034)	(14,529,982)	(11,368,363)	(17,048,845)
Investments — Affiliated	(142,673)	(63,077)	(45,158)	(108,133)

Net change in unrealized appreciation (depreciation)	(16,427,707)	(14,593,059)	(11,413,521)	(17,156,978)

Net realized and unrealized loss	(16,453,403)	(15,600,566)	(11,888,406)	(17,892,947)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(4,001,139)	$(4,159,680)	$(4,078,139)	$(7,638,093)

See notes to financial statements.

100	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations  (continued)

Year Ended October 31, 2018

	iShares iBonds Dec 2026 Term Corporate ETF	iShares iBonds Dec 2027 Term Corporate ETF	iShares iBonds Dec 2028 Term Corporate ETF(a)

INVESTMENT INCOME
Dividends — Affiliated	$11,204	$13,530	$384
Interest — Unaffiliated	4,228,281	3,572,067	84,142
Interest — Affiliated	—	18,747	213
Securities lending income — Affiliated — net	34,380	54,527	3
Other income — Unaffiliated	500	—	—

Total investment income	4,274,365	3,658,871	84,742

EXPENSES
Investment advisory fees	117,420	94,943	1,964
Proxy fees	3	—	—

Total expenses	117,423	94,943	1,964

Less:
Investment advisory fees waived	(596)	(572)	(14)

Total expenses after fees waived	116,827	94,371	1,950

Net investment income	4,157,538	3,564,500	82,792

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(177,883)	(24,203)	(861)
Investments — Affiliated	(445)	(994)	—

Net realized loss	(178,328)	(25,197)	(861)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(6,930,005)	(6,351,527)	(242,243)
Investments — Affiliated	1,422	(28,694)	150

Net change in unrealized appreciation (depreciation)	(6,928,583)	(6,380,221)	(242,093)

Net realized and unrealized loss	(7,106,911)	(6,405,418)	(242,954)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,949,373)	$(2,840,918)	$(160,162)

(a)	For the period from September 18, 2018 (commencement of operations) to October 31, 2018.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	101

Statements of Changes in Net Assets

	iShares iBonds Dec 2018 Term Corporate ETF		iShares iBonds Dec 2019 Term Corporate ETF
	Year Ended 10/31/18	Year Ended 10/31/17	Year Ended 10/31/18	Year Ended 10/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$6,130,052	$3,999,484	$11,785,459	$5,761,596
Net realized gain (loss)	(44,869)	61,481	(142,900)	141,889
Net change in unrealized appreciation (depreciation)	17,557	(411,783)	(2,973,123)	(1,036,382)

Net increase in net assets resulting from operations	6,102,740	3,649,182	8,669,436	4,867,103

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(5,830,624)	(3,842,630)	(11,268,602)	(5,471,294)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(15,122,377)	172,181,858	272,239,721	225,510,107

NET ASSETS(b)
Total increase (decrease) in net assets	(14,850,261)	171,988,410	269,640,555	224,905,916
Beginning of year	335,695,494	163,707,084	419,015,814	194,109,898

End of year	$320,845,233	$335,695,494	$688,656,369	$419,015,814

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

102	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares iBonds Dec 2020 Term Corporate ETF		iShares iBonds Dec 2021 Term Corporate ETF
	Year Ended 10/31/18	Year Ended 10/31/17	Year Ended 10/31/18	Year Ended 10/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$14,467,785	$6,835,767	$17,168,525	$8,356,166
Net realized gain (loss)	(98,752)	96,532	(431,902)	(19,216)
Net change in unrealized appreciation (depreciation)	(10,752,642)	(791,814)	(17,347,507)	(415,026)

Net increase (decrease) in net assets resulting from operations	3,616,391	6,140,485	(610,884)	7,921,924

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(13,606,400)	(6,535,072)	(16,306,637)	(7,897,854)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	393,417,775	219,587,409	364,469,404	275,553,980

NET ASSETS(b)
Total increase in net assets	383,427,766	219,192,822	347,551,883	275,578,050
Beginning of year	431,525,104	212,332,282	481,607,228	206,029,178

End of year	$814,952,870	$431,525,104	$829,159,111	$481,607,228

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	103

Statements of Changes in Net Assets (continued)

	iShares iBonds Dec 2022 Term Corporate ETF		iShares iBonds Dec 2023 Term Corporate ETF
	Year Ended 10/31/18	Year Ended 10/31/17	Year Ended 10/31/18	Year Ended 10/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$12,452,264	$6,717,528	$11,440,886	$4,463,400
Net realized gain (loss)	(25,696)	72,470	(1,007,507)	162,269
Net change in unrealized appreciation (depreciation)	(16,427,707)	(34,087)	(14,593,059)	664,988

Net increase (decrease) in net assets resulting from operations	(4,001,139)	6,755,911	(4,159,680)	5,290,657

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(11,875,351)	(6,345,610)	(10,781,663)	(4,243,648)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	199,514,373	213,438,762	276,238,494	129,795,997

NET ASSETS(b)
Total increase in net assets	183,637,883	213,849,063	261,297,151	130,843,006
Beginning of year	351,806,713	137,957,650	216,963,493	86,120,487

End of year	$535,444,596	$351,806,713	$478,260,644	$216,963,493

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

104	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares iBonds Dec 2024 Term Corporate ETF		iShares iBonds Dec 2025 Term Corporate ETF
	Year Ended 10/31/18	Year Ended 10/31/17	Year Ended 10/31/18	Year Ended 10/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$7,810,267	$3,747,658	$10,254,854	$5,380,042
Net realized gain (loss)	(474,885)	(96,477)	(735,969)	8,020
Net change in unrealized appreciation (depreciation)	(11,413,521)	1,293,857	(17,156,978)	2,003,636

Net increase (decrease) in net assets resulting from operations	(4,078,139)	4,945,038	(7,638,093)	7,391,698

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(7,330,966)	(3,560,867)	(9,798,126)	(5,042,617)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	146,028,038	100,146,934	112,481,742	163,989,935

NET ASSETS(b)
Total increase in net assets	134,618,933	101,531,105	95,045,523	166,339,016
Beginning of year	164,583,652	63,052,547	235,678,793	69,339,777

End of year	$299,202,585	$164,583,652	$330,724,316	$235,678,793

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	105

Statements of Changes in Net Assets (continued)

	iShares iBonds Dec 2026 Term Corporate ETF		iShares iBonds Dec 2027 Term Corporate ETF
				Period From
	Year Ended	Year Ended	Year Ended	09/12/17 (a)
	10/31/18	10/31/17	10/31/18	to 10/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$4,157,538	$1,061,351	$3,564,500	$41,938
Net realized loss	(178,328)	(23,006)	(25,197)	(816)
Net change in unrealized appreciation (depreciation)	(6,928,583)	188,563	(6,380,221)	(23,020)

Net increase (decrease) in net assets resulting from operations	(2,949,373)	1,226,908	(2,840,918)	18,102

DISTRIBUTIONS TO SHAREHOLDERS(b)(c)
Decrease in net assets resulting from distributions to shareholders	(3,884,951)	(967,305)	(3,221,210)	—

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	83,309,751	62,137,358	132,823,659	9,964,156

NET ASSETS(c)
Total increase in net assets	76,475,427	62,396,961	126,761,531	9,982,258
Beginning of period	76,054,844	13,657,883	9,982,258	—

End of period	$152,530,271	$76,054,844	$136,743,789	$9,982,258

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

106	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

iShares iBonds Dec 2028 Term Corporate ETF
Period From
09/18/18 (a)
to 10/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$82,792
Net realized loss	(861)
Net change in unrealized appreciation (depreciation)	(242,093)

Net decrease in net assets resulting from operations	(160,162)

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	—

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	38,558,736

NET ASSETS
Total increase in net assets	38,398,574

End of period	$38,398,574

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	107

Financial Highlights (For a share outstanding throughout each period)

	iShares iBonds Dec 2018 Term Corporate ETF
					Period From
	Year Ended	Year Ended	Year Ended	Year Ended	05/28/14	(b)
	10/31/18	10/31/17	10/31/16	10/31/15 (a)	to 10/31/14	(a)

Net asset value, beginning of period	$25.15	$25.19	$25.05	$24.95	$25.07

Net investment income(c)	0.44	0.39	0.41	0.39	0.16
Net realized and unrealized gain (loss)(d)	(0.01)	(0.04)	0.13	0.10	(0.15)

Net increase from investment operations	0.43	0.35	0.54	0.49	0.01

Distributions(e)
From net investment income	(0.42)	(0.39)	(0.40)	(0.39)	(0.13)

Total distributions	(0.42)	(0.39)	(0.40)	(0.39)	(0.13)

Net asset value, end of period	$25.16	$25.15	$25.19	$25.05	$24.95

Total Return
Based on net asset value	1.71%	1.39%	2.18%	1.97%	0.04	%(f)

Ratios to Average Net Assets
Total expenses	0.10%	0.10%	0.10%	0.10%	0.10	%(g)

Total expenses after fees waived	0.07%	0.10%	0.10%	0.10%	0.10	%(g)

Net investment income	1.75%	1.57%	1.64%	1.57%	1.49	%(g)

Supplemental Data
Net assets, end of period (000)	$320,845	$335,695	$163,707	$52,599	$9,982

Portfolio turnover rate(h)	0%	10%	4%	9%	3	%(f)

(a)	Per share amounts reflect a four-for-one stock split effective after the close of trading on May 20, 2015.
(b)	Commencement of operations.
(c)	Based on average shares outstanding.
(d)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f)	Not annualized.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

108	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued) (For a share outstanding throughout each period)

	iShares iBonds Dec 2019 Term Corporate ETF
				Period From
	Year Ended	Year Ended	Year Ended	03/10/15	(a)
	10/31/18	10/31/17	10/31/16	to 10/31/15	(b)

Net asset value, beginning of period	$24.94	$25.05	$24.75	$24.75

Net investment income(c)	0.51	0.47	0.50	0.32
Net realized and unrealized gain (loss)(d)	(0.19)	(0.12)	0.29	(0.05)

Net increase from investment operations	0.32	0.35	0.79	0.27

Distributions(e)
From net investment income	(0.48)	(0.46)	(0.49)	(0.27)
From net realized gain	(0.01)	—	—	—

Total distributions	(0.49)	(0.46)	(0.49)	(0.27)

Net asset value, end of period	$24.77	$24.94	$25.05	$24.75

Total Return
Based on net asset value	1.32%	1.41%	3.20%	1.14	%(f)

Ratios to Average Net Assets
Total expenses	0.10%	0.10%	0.10%	0.10	%(g)

Total expenses after fees waived	0.10%	0.10%	0.10%	0.10	%(g)

Net investment income	2.08%	1.89%	2.00%	1.98	%(g)

Supplemental Data
Net assets, end of period (000)	$688,656	$419,016	$194,110	$25,993

Portfolio turnover rate(h)	5%	7%	7%	3	%(f)

(a)	Commencement of operations.
(b)	Per share amounts reflect a four-for-one stock split effective after the close of trading on May 20, 2015.
(c)	Based on average shares outstanding.
(d)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f)	Not annualized.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	109

Financial Highlights (continued) (For a share outstanding throughout each period)

	iShares iBonds Dec 2020 Term Corporate ETF
				Period From
	Year Ended	Year Ended	Year Ended	12/02/14	(a)
	10/31/18	10/31/17	10/31/16	to 10/31/15	(b)

Net asset value, beginning of period	$25.46	$25.58	$25.14	$25.00

Net investment income(c)	0.59	0.56	0.60	0.56
Net realized and unrealized gain (loss)(d)	(0.53)	(0.13)	0.42	0.05

Net increase from investment operations	0.06	0.43	1.02	0.61

Distributions(e)
From net investment income	(0.56)	(0.55)	(0.58)	(0.47)

Total distributions	(0.56)	(0.55)	(0.58)	(0.47)

Net asset value, end of period	$24.96	$25.46	$25.58	$25.14

Total Return
Based on net asset value	0.26%	1.71%	4.12%	2.47	%(f)

Ratios to Average Net Assets
Total expenses	0.10%	0.10%	0.10%	0.10	%(g)

Total expenses after fees waived	0.10%	0.10%	0.10%	0.10	%(g)

Net investment income	2.36%	2.21%	2.34%	2.43	%(g)

Supplemental Data
Net assets, end of period (000)	$814,953	$431,525	$212,332	$45,250

Portfolio turnover rate(h)	5%	4%	6%	10	%(f)

(a)	Commencement of operations.
(b)	Per share amounts reflect a four-for-one stock split effective after the close of trading on May 20, 2015.
(c)	Based on average shares outstanding.
(d)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f)	Not annualized.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

110	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued) (For a share outstanding throughout each period)

	iShares iBonds Dec 2021 Term Corporate ETF
				Period From
	Year Ended	Year Ended	Year Ended	03/10/15	(a)
	10/31/18	10/31/17	10/31/16	to 10/31/15	(b)

Net asset value, beginning of period	$24.95	$25.13	$24.51	$24.75

Net investment income(c)	0.64	0.62	0.64	0.41
Net realized and unrealized gain (loss)(d)	(0.74)	(0.20)	0.61	(0.30)

Net increase (decrease) from investment operations	(0.10)	0.42	1.25	0.11

Distributions(e)
From net investment income	(0.61)	(0.60)	(0.63)	(0.35)

Total distributions	(0.61)	(0.60)	(0.63)	(0.35)

Net asset value, end of period	$24.24	$24.95	$25.13	$24.51

Total Return
Based on net asset value	(0.39)%	1.71%	5.17%	0.46	%(f)

Ratios to Average Net Assets
Total expenses	0.10%	0.10%	0.10%	0.10	%(g)

Total expenses after fees waived	0.10%	0.10%	0.10%	0.10	%(g)

Net investment income	2.61%	2.49%	2.58%	2.60	%(g)

Supplemental Data
Net assets, end of period (000)	$829,159	$481,607	$206,029	$17,157

Portfolio turnover rate(h)	6%	3%	14%	2	%(f)

(a)	Commencement of operations.
(b)	Per share amounts reflect a four-for-one stock split effective after the close of trading on May 20, 2015.
(c)	Based on average shares outstanding.
(d)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f)	Not annualized.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	111

Financial Highlights (continued) (For a share outstanding throughout each period)

	iShares iBonds Dec 2022 Term Corporate ETF
					Period From
	Year Ended		Year Ended	Year Ended	03/10/15	(a)
	10/31/18		10/31/17	10/31/16	to 10/31/15	(b)

Net asset value, beginning of period	$25.13		$25.31	$24.43	$24.75

Net investment income(c)	0.70		0.70	0.74	0.46
Net realized and unrealized gain (loss)(d)	(0.99)		(0.20)	0.86	(0.39)

Net increase (decrease) from investment operations	(0.29)		0.50	1.60	0.07

Distributions(e)
From net investment income	(0.67)		(0.68)	(0.72)	(0.39)
From net realized gain	(0.00	)(f)	—	—	—

Total distributions	(0.67)		(0.68)	(0.72)	(0.39)

Net asset value, end of period	$24.17		$25.13	$25.31	$24.43

Total Return
Based on net asset value	(1.14)%		2.01%	6.66%	0.30	%(g)

Ratios to Average Net Assets
Total expenses	0.10%		0.10%	0.10%	0.10	%(h)

Total expenses after fees waived	0.10%		0.10%	0.10%	0.10	%(h)

Net investment income	2.85%		2.78%	2.95%	2.89	%(h)

Supplemental Data
Net assets, end of period (000)	$535,445		$351,807	$137,958	$13,437

Portfolio turnover rate(i)	2%		7%	10%	6	%(g)

(a)	Commencement of operations.
(b)	Per share amounts reflect a four-for-one stock split effective after the close of trading on May 20, 2015.
(c)	Based on average shares outstanding.
(d)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f)	Rounds to less than $0.01.
(g)	Not annualized.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

112	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued) (For a share outstanding throughout each period)

	iShares iBonds Dec 2023 Term Corporate ETF
				Period From
	Year Ended	Year Ended	Year Ended	03/11/15	(a)
	10/31/18	10/31/17	10/31/16	to 10/31/15	(b)

Net asset value, beginning of period	$25.23	$25.33	$24.34	$24.75

Net investment income(c)	0.76	0.75	0.78	0.47
Net realized and unrealized gain (loss)(d)	(1.16)	(0.12)	0.96	(0.48)

Net increase (decrease) from investment operations	(0.40)	0.63	1.74	(0.01)

Distributions(e)
From net investment income	(0.73)	(0.73)	(0.75)	(0.40)
From net realized gain	(0.01)	—	—	—

Total distributions	(0.74)	(0.73)	(0.75)	(0.40)

Net asset value, end of period	$24.09	$25.23	$25.33	$24.34

Total Return
Based on net asset value	(1.61)%	2.57%	7.27%	(0.01	)%(f)

Ratios to Average Net Assets
Total expenses	0.10%	0.10%	0.10%	0.10	%(g)

Total expenses after fees waived	0.10%	0.10%	0.10%	0.10	%(g)

Net investment income	3.12%	3.00%	3.10%	2.98	%(g)

Supplemental Data
Net assets, end of period (000)	$478,261	$216,963	$86,120	$10,952

Portfolio turnover rate(h)	8%	8%	16%	7	%(f)

(a)	Commencement of operations.
(b)	Per share amounts reflect a four-for-one stock split effective after the close of trading on May 20, 2015.
(c)	Based on average shares outstanding.
(d)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f)	Not annualized.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	113

Financial Highlights (continued) (For a share outstanding throughout each period)

	iShares iBonds Dec 2024 Term Corporate ETF
				Period From
	Year Ended	Year Ended	Year Ended	03/11/15	(a)
	10/31/18	10/31/17	10/31/16	to 10/31/15	(b)

Net asset value, beginning of period	$25.13	$25.22	$24.18	$24.75

Net investment income(c)	0.81	0.81	0.82	0.49
Net realized and unrealized gain (loss)(d)	(1.32)	(0.11)	1.02	(0.64)

Net increase (decrease) from investment operations	(0.51)	0.70	1.84	(0.15)

Distributions(e)
From net investment income	(0.78)	(0.79)	(0.80)	(0.42)

Total distributions	(0.78)	(0.79)	(0.80)	(0.42)

Net asset value, end of period	$23.84	$25.13	$25.22	$24.18

Total Return
Based on net asset value	(2.06)%	2.85%	7.75%	(0.58	)%(f)

Ratios to Average Net Assets
Total expenses	0.10%	0.10%	0.10%	0.10	%(g)

Total expenses after fees waived	0.10%	0.10%	0.10%	0.10	%(g)

Net investment income	3.35%	3.25%	3.30%	3.15	%(g)

Supplemental Data
Net assets, end of period (000)	$299,203	$164,584	$63,053	$10,880

Portfolio turnover rate(h)	6%	8%	4%	3	%(f)

(a)	Commencement of operations.
(b)	Per share amounts reflect a four-for-one stock split effective after the close of trading on May 20, 2015.
(c)	Based on average shares outstanding.
(d)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f)	Not annualized.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

114	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued) (For a share outstanding throughout each period)

	iShares iBonds Dec 2025 Term Corporate ETF
				Period From
	Year Ended	Year Ended	Year Ended	03/11/15	(a)
	10/31/18	10/31/17	10/31/16	to 10/31/15	(b)

Net asset value, beginning of period	$25.07	$25.21	$24.11	$24.75

Net investment income(c)	0.84	0.84	0.85	0.52
Net realized and unrealized gain (loss)(d)	(1.48)	(0.16)	1.07	(0.71)

Net increase (decrease) from investment operations	(0.64)	0.68	1.92	(0.19)

Distributions(e)
From net investment income	(0.81)	(0.82)	(0.82)	(0.45)

Total distributions	(0.81)	(0.82)	(0.82)	(0.45)

Net asset value, end of period	$23.62	$25.07	$25.21	$24.11

Total Return
Based on net asset value	(2.58)%	2.82%	8.10%	(0.77	)%(f)

Ratios to Average Net Assets
Total expenses	0.10%	0.10%	0.10%	0.10	%(g)

Total expenses after fees waived	0.10%	0.10%	0.10%	0.10	%(g)

Net investment income	3.48%	3.40%	3.42%	3.33	%(g)

Supplemental Data
Net assets, end of period (000)	$330,724	$235,679	$69,340	$10,850

Portfolio turnover rate(h)	5%	5%	6%	56	%(f)

(a)	Commencement of operations.
(b)	Per share amounts reflect a four-for-one stock split effective after the close of trading on May 20, 2015.
(c)	Based on average shares outstanding.
(d)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f)	Not annualized.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	115

Financial Highlights (continued) (For a share outstanding throughout each period)

	iShares iBonds Dec 2026 Term Corporate ETF
			Period From
	Year Ended	Year Ended	09/13/16	(a)
	10/31/18	10/31/17	to 10/31/16

Net asset value, beginning of period	$24.53	$24.83	$24.75

Net investment income(b)	0.83	0.80	0.09
Net realized and unrealized loss(c)	(1.63)	(0.28)	(0.01)

Net increase (decrease) from investment operations	(0.80)	0.52	0.08

Distributions(d)
From net investment income	(0.79)	(0.82)	—

Total distributions	(0.79)	(0.82)	—

Net asset value, end of period	$22.94	$24.53	$24.83

Total Return
Based on net asset value	(3.31)%	2.20%	0.32	%(e)

Ratios to Average Net Assets
Total expenses	0.10%	0.10%	0.10	%(f)

Total expenses after fees waived	0.10%	0.10%	0.10	%(f)

Net investment income	3.54%	3.30%	2.85	%(f)

Supplemental Data
Net assets, end of period (000)	$152,530	$76,055	$13,658

Portfolio turnover rate(g)	3%	6%	2	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

116	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued) (For a share outstanding throughout each period)

	iShares iBonds Dec 2027 Term Corporate ETF
		Period From
	Year Ended	09/12/17	(a)
	10/31/18	to 10/31/17

Net asset value, beginning of period	$24.96	$24.86

Net investment income(b)	0.89	0.11
Net realized and unrealized loss(c)	(1.79)	(0.01)

Net increase (decrease) from investment operations	(0.90)	0.10

Distributions(d)
From net investment income	(0.88)	—

Total distributions	(0.88)	—

Net asset value, end of period	$23.18	$24.96

Total Return
Based on net asset value	(3.67)%	0.40	%(e)

Ratios to Average Net Assets
Total expenses	0.10%	0.10	%(f)

Total expenses after fees waived	0.10%	0.10	%(f)

Net investment income	3.75%	3.19	%(f)

Supplemental Data
Net assets, end of period (000)	$136,744	$9,982

Portfolio turnover rate(g)	5%	2	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	117

Financial Highlights (continued) (For a share outstanding throughout each period)

	iShares iBonds Dec 2028 Term Corporate ETF
	Period From
	09/18/18	(a)
	to
	10/31/18

Net asset value, beginning of period	$25.00

Net investment income(b)	0.12
Net realized and unrealized loss(c)	(0.35)

Net decrease from investment operations	(0.23)

Net asset value, end of period	$24.77

Total Return
Based on net asset value	(0.92	)%(d)

Ratios to Average Net Assets
Total expenses	0.10	%(e)

Total expenses after fees waived	0.10	%(e)

Net investment income	4.22	%(e)

Supplemental Data
Net assets, end of period (000)	$38,399

Portfolio turnover rate(f)	0	%(d)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Not annualized.
(e)	Annualized.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

118	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1. ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
iBonds Dec 2018 Term Corporate	Diversified
iBonds Dec 2019 Term Corporate(a)	Diversified
iBonds Dec 2020 Term Corporate(a)	Diversified
iBonds Dec 2021 Term Corporate(a)	Diversified
iBonds Dec 2022 Term Corporate(a)	Diversified
iBonds Dec 2023 Term Corporate(a)	Diversified
iBonds Dec 2024 Term Corporate(a)	Diversified
iBonds Dec 2025 Term Corporate(a)	Diversified
iBonds Dec 2026 Term Corporate	Non-diversified
iBonds Dec 2027 Term Corporate	Non-diversified
iBonds Dec 2028 Term Corporate(b)	Non-diversified

(a)	The Fund’s classification changed from non-diversified to diversified during the reporting period.
(b)	The Fund commenced operations on September 18, 2018.

Planned Fund Liquidation: In accordance with its prospectus and its investment objective, the iShares iBonds Dec 2018 Corporate ETF ceased trading after the close of business on December 17, 2018, when all of the bonds included in the Fund’s underlying index matured. Proceeds of the liquidation are currently scheduled to be sent to shareholders on December 20, 2018.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, and payment-in-kind interest income, if any, are recognized daily on the accrual basis. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization on Purchase Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Funds.

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

N O T E S T O F I N A N C I A L S T A T E M E N T S	119

Notes to Financial Statements (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Fixed-income investments are valued using the last available bid price or current market quotations provided by independent dealers or prices (including evaluated prices) supplied by approved independent third-party pricing services. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and/or other factors and assumptions.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”).The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Company’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values, and reviews of any market related activity.The pricing of all Fair Valued Investments is subsequently reported to the Board on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets for identical assets or liabilities;
•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Company’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105%for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund

120	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of October 31, 2018, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of October 31, 2018 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of October 31, 2018:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount
iBonds Dec 2018 Term Corporate
BNP Paribas Prime Brokerage International Ltd.	$525,744	$525,744		$—	$—
JPMorgan Securities LLC	1,189,773	1,189,773		—	—
Merrill Lynch, Pierce, Fenner & Smith	2,999	2,999		—	—

	$1,718,516	$1,718,516		$—	$—

iBonds Dec 2019 Term Corporate
Barclays Bank PLC	$1,896,077	$1,896,077		$—	$—
BMO Capital Markets	6,998,316	6,998,316		—	—
BNP Paribas New York Branch	300,041	300,041		—	—
BNP Paribas Prime Brokerage International Ltd.	3,267,865	3,267,865		—	—
BNP Paribas Securities Corp.	198,901	198,901		—	—
Credit Suisse Securities (USA) LLC	474,153	474,153		—	—
Deutsche Bank Securities Inc.	639,247	639,247		—	—
Goldman Sachs & Co.	6,531,040	6,531,040		—	—
HSBC Securities (USA) Inc.	49,622	49,622		—	—
Jefferies LLC	154,956	154,956		—	—
JPMorgan Securities LLC	9,358,070	9,358,070		—	—
Merrill Lynch, Pierce, Fenner &Smith	5,538,009	5,538,009		—	—
Morgan Stanley & Co. LLC	18,852,724	18,852,724		—	—
Nomura Securities International Inc.	498,290	498,290		—	—
Scotia Capital (USA) Inc.	2,645,988	2,645,988		—	—

	$57,403,299	$57,403,299		$—	$—

iBonds Dec 2020 Term Corporate
BMO Capital Markets	$8,791,487	$8,791,487		$—	$—
BNP Paribas Prime Brokerage International Ltd.	1,170,903	1,170,903		—	—
BNP Paribas Securities Corp.	203,406	203,406		—	—
Credit Suisse Securities (USA) LLC	348,601	348,601		—	—
Deutsche Bank Securities Inc.	2,068,518	2,068,518		—	—
Goldman Sachs & Co.	11,710,061	11,710,061		—	—
HSBC Securities (USA) Inc.	2,201,069	2,201,069		—	—
Jefferies LLC	660,801	660,801		—	—
JPMorgan Securities LLC	5,466,492	5,466,492		—	—
Merrill Lynch, Pierce, Fenner &Smith	699,158	699,158		—	—
SG Americas Securities LLC	1,022	1,022		—	—

	$33,321,518	$33,321,518		$—	$—

N O T E S T O F I N A N C I A L S T A T E M E N T S	121

Notes to Financial Statements (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount
iBonds Dec 2021 Term Corporate
Barclays Bank PLC	$948,614	$948,614		$—	$—
BMO Capital Markets	5,557,878	5,557,878		—	—
BNP Paribas New York Branch	101,823	101,823		—	—
BNP Paribas Prime Brokerage International Ltd.	283,182	283,182		—	—
BNP Paribas Securities Corp.	99,661	99,661		—	—
Citigroup Global Markets Inc.	2,657,355	2,657,355		—	—
Credit Suisse Securities (USA) LLC	3,445,539	3,445,539		—	—
Deutsche Bank Securities Inc.	2,121,157	2,121,157		—	—
Goldman Sachs & Co.	2,309,793	2,309,793		—	—
HSBC Securities (USA) Inc.	2,493,746	2,493,746		—	—
Jefferies LLC	1,335,550	1,335,550		—	—
JPMorgan Securities LLC	10,309,832	10,309,832		—	—
Merrill Lynch, Pierce, Fenner & Smith	2,531,453	2,531,453		—	—
Morgan Stanley & Co. LLC	7,535,010	7,535,010		—	—
Nomura Securities International Inc.	461,955	461,955		—	—
Scotia Capital (USA) Inc.	2,766,270	2,766,270		—	—

	$44,958,818	$44,958,818		$—	$—

iBonds Dec 2022 Term Corporate
Barclays Bank PLC	$143,363	$143,363		$—	$—
BMO Capital Markets	1,253,001	1,253,001		—	—
BNP Paribas Prime Brokerage International Ltd.	2,240,622	2,240,622		—	—
Citigroup Global Markets Inc.	921,538	921,538		—	—
Credit Suisse Securities (USA) LLC	1,347,267	1,347,267		—	—
Deutsche Bank Securities Inc.	2,478,292	2,478,292		—	—
Goldman Sachs & Co.	2,104,366	2,104,366		—	—
HSBC Securities (USA) Inc.	98,910	98,910		—	—
Jefferies LLC	2,036,272	2,036,272		—	—
JPMorgan Securities LLC	9,043,680	9,043,680		—	—
Merrill Lynch, Pierce, Fenner &Smith	1,269,231	1,269,231		—	—
Morgan Stanley & Co. LLC	5,028,606	5,028,606		—	—
Scotia Capital (USA) Inc.	993,044	993,044		—	—
SG Americas Securities LLC	557,759	557,759		—	—

	$29,515,951	$29,515,951		$—	$—

iBonds Dec 2023 Term Corporate
Barclays Bank PLC	$4,479,006	$4,479,006		$—	$—
BMO Capital Markets	93,438	93,438		—	—
BNP Paribas New York Branch	2,768,151	2,768,151		—	—
BNP Paribas Prime Brokerage International Ltd.	1,301,041	1,301,041		—	—
Citigroup Global Markets Inc.	1,711,591	1,711,591		—	—
Credit Suisse Securities (USA) LLC	7,922,551	7,922,551		—	—
Deutsche Bank Securities Inc.	1,510,214	1,510,214		—	—
Goldman Sachs & Co.	6,081,292	6,081,292		—	—
HSBC Securities (USA) Inc.	4,423,335	4,423,335		—	—
JPMorgan Securities LLC	5,061,390	5,061,390		—	—
Merrill Lynch, Pierce, Fenner &Smith	1,374,682	1,335,386		—	(39,296	)(b)
Morgan Stanley & Co. LLC	3,129,118	3,129,118		—	—
Natwest Markets Securities Inc.	99,679	99,679		—	—
SG Americas Securities LLC	768,323	768,323		—	—

	$40,723,811	$40,684,515		$—	$(39,296)

122	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount
iBonds Dec 2024 Term Corporate
Barclays Bank PLC	$2,534,684	$2,534,684		$—	$—
Barclays Capital Inc.	907,411	907,411		—	—
BMO Capital Markets	280,710	280,710		—	—
BNP Paribas Prime Brokerage International Ltd.	129,714	129,714		—	—
Citigroup Global Markets Inc.	818,215	818,215		—	—
Credit Suisse Securities (USA) LLC	384,748	384,748		—	—
Deutsche Bank Securities Inc.	489,941	489,941		—	—
Goldman Sachs & Co.	7,810,652	7,810,652		—	—
HSBC Securities (USA) Inc.	720,483	720,483		—	—
JPMorgan Securities LLC	2,100,421	2,100,421		—	—
Merrill Lynch, Pierce, Fenner & Smith	298,104	298,104		—	—
Morgan Stanley & Co. LLC	1,775,070	1,775,070		—	—
Nomura Securities International Inc.	622,093	622,093		—	—

	$18,872,246	$18,872,246		$—	$—

iBonds Dec 2025 Term Corporate
Barclays Bank PLC	$1,809,683	$1,809,683		$—	$—
BMO Capital Markets	49,289	49,289		—	—
BNP Paribas New York Branch	6,253,413	6,253,413		—	—
BNP Paribas Prime Brokerage International Ltd.	1,336,497	1,336,497		—	—
Citigroup Global Markets Inc.	376,015	376,015		—	—
Credit Suisse Securities (USA) LLC	792,117	792,117		—	—
Goldman Sachs & Co.	1,248,174	1,248,174		—	—
Jefferies LLC	219,471	219,471		—	—
JPMorgan Securities LLC	3,152,339	3,152,339		—	—
Merrill Lynch, Pierce, Fenner & Smith	226,891	226,891		—	—
Morgan Stanley & Co. LLC	1,755,914	1,755,914		—	—
Scotia Capital (USA) Inc.	167,043	167,043		—	—

	$17,386,846	$17,386,846		$—	$—

iBonds Dec 2026 Term Corporate
Barclays Bank PLC	$1,292,353	$1,292,353		$—	$—
Citigroup Global Markets Inc.	499,165	499,165		—	—
Credit Suisse Securities (USA) LLC	521,177	521,177		—	—
Goldman Sachs & Co.	1,254,165	1,254,165		—	—
HSBC Securities (USA) Inc.	112,148	112,148		—	—
JPMorgan Securities LLC	2,488,367	2,488,367		—	—
Morgan Stanley & Co. LLC	226,532	226,532		—	—
RBC Capital Markets LLC	2,160,003	2,160,003		—	—
Scotia Capital (USA) Inc.	207,416	207,416		—	—

	$8,761,326	$8,761,326		$—	$—

iBonds Dec 2027 Term Corporate
Barclays Bank PLC	$1,514,169	$1,514,169		$—	$—
BMO Capital Markets	1,357,510	1,357,510		—	—
Citigroup Global Markets Inc.	4,640,855	4,640,855		—	—
Credit Suisse Securities (USA) LLC	550,610	550,610		—	—
Jefferies LLC	546,305	546,305		—	—
JPMorgan Securities LLC	6,173,319	6,173,319		—	—
Merrill Lynch, Pierce, Fenner & Smith	1,608,713	1,608,713		—	—
RBC Capital Markets LLC	659,342	659,342		—	—
Scotia Capital (USA) Inc.	238,249	238,249		—	—

	$17,289,072	$17,289,072		$—	$—

iBonds Dec 2028 Term Corporate
JPMorgan Securities LLC	$216,494	$216,494		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)

Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

N O T E S T O F I N A N C I A L S T A T E M E N T S	123

Notes to Financial Statements (continued)

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee of 0.10%, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund.

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). BFA has contractually agreed to waive a portion of its investment advisory fee for each Fund through the termination date of such Fund, in an amount equal to acquired fund fees and expenses, if any, attributable to each Fund’s investments in other funds advised by BFA or its affiliates.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its statement of operations. For the year ended October 31, 2018, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC

iBonds Dec 2018 Term Corporate	$21,023
iBonds Dec 2019 Term Corporate	44,608
iBonds Dec 2020 Term Corporate	33,777
iBonds Dec 2021 Term Corporate	44,891
iBonds Dec 2022 Term Corporate	27,521
iBonds Dec 2023 Term Corporate	34,595
iBonds Dec 2024 Term Corporate	23,731
iBonds Dec 2025 Term Corporate	20,753
iBonds Dec 2026 Term Corporate	11,652
iBonds Dec 2027 Term Corporate	17,259
iBonds Dec 2028 Term Corporate	1

Officers and Trustees: Certain officers and/or trustees of the Company are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock for 1940 Act purposes.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

124	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

For the year ended October 31, 2018, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales

iBonds Dec 2020 Term Corporate	$1,041,927	$—

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

6.	PURCHASES AND SALES

For the year ended October 31, 2018, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows:

iShares ETF	Purchases	Sales

iBonds Dec 2018 Term Corporate	$—	$203,615,541
iBonds Dec 2019 Term Corporate	25,550,232	45,335,302
iBonds Dec 2020 Term Corporate	37,018,747	29,708,278
iBonds Dec 2021 Term Corporate	65,554,608	41,957,642
iBonds Dec 2022 Term Corporate	17,869,154	10,575,441
iBonds Dec 2023 Term Corporate	57,580,977	27,187,356
iBonds Dec 2024 Term Corporate	16,608,647	13,391,916
iBonds Dec 2025 Term Corporate	21,646,636	15,611,951
iBonds Dec 2026 Term Corporate	7,724,860	3,384,554
iBonds Dec 2027 Term Corporate	23,998,274	4,410,883
iBonds Dec 2028 Term Corporate	8,559,985	50,834

For the year ended October 31, 2018, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

iBonds Dec 2018 Term Corporate	$37,871,413	$29,853,537
iBonds Dec 2019 Term Corporate	267,839,798	10,438,855
iBonds Dec 2020 Term Corporate	376,441,747	—
iBonds Dec 2021 Term Corporate	344,433,714	—
iBonds Dec 2022 Term Corporate	217,304,153	28,568,536
iBonds Dec 2023 Term Corporate	245,721,815	—
iBonds Dec 2024 Term Corporate	142,396,202	—
iBonds Dec 2025 Term Corporate	112,843,447	7,045,219
iBonds Dec 2026 Term Corporate	77,392,398	—
iBonds Dec 2027 Term Corporate	111,291,395	—
iBonds Dec 2028 Term Corporate	29,459,470	—

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	125

Notes to Financial Statements (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of October 31, 2018, the following permanent differences attributable to realized gains (losses) from in-kind redemptions and undistributed capital gains, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)

iBonds Dec 2018 Term Corporate	$(14,943)	$14,943
iBonds Dec 2019 Term Corporate	(2,880)	2,880
iBonds Dec 2022 Term Corporate	(6,722)	6,722
iBonds Dec 2025 Term Corporate	(82,600)	82,600

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 10/31/18	Year Ended 10/31/17

iBonds Dec 2018 Term Corporate
Ordinary income	$5,830,624	$3,842,630

iBonds Dec 2019 Term Corporate
Ordinary income	$11,182,728	$5,471,294
Long-term capital gains	85,874	—

	$11,268,602	$5,471,294

iBonds Dec 2020 Term Corporate
Ordinary income	$13,606,400	$6,535,072

iBonds Dec 2021 Term Corporate
Ordinary income	$16,306,637	$7,897,854

iBonds Dec 2022 Term Corporate
Ordinary income	$11,803,880	$6,345,610
Long-term capital gains	71,471	—

	$11,875,351	$6,345,610

iBonds Dec 2023 Term Corporate
Ordinary income	$10,662,386	$4,243,648
Long-term capital gains	119,277	—

	$10,781,663	$4,243,648

iBonds Dec 2024 Term Corporate
Ordinary income	$7,330,966	$3,560,867

iBonds Dec 2025 Term Corporate
Ordinary income	$9,798,126	$5,042,617

iBonds Dec 2026 Term Corporate
Ordinary income	$3,884,951	$967,305

iBonds Dec 2027 Term Corporate
Ordinary income	$3,221,210	$—

As of October 31, 2018, the tax components of accumulated net earnings (losses) were as follows:

	Undistributed	Capital Loss	Net Unrealized
iShares ETF	Ordinary Income	Carryforwards	Gains (Losses) (a)	Total

iBonds Dec 2018 Term Corporate	$613,977	$(24,002)	$(25,712)	$564,263
iBonds Dec 2019 Term Corporate	1,105,580	(144,028)	(2,970,578)	(2,009,026)
iBonds Dec 2020 Term Corporate	1,428,529	(114,086)	(9,599,281)	(8,284,838)
iBonds Dec 2021 Term Corporate	1,559,096	(466,150)	(15,427,901)	(14,334,955)
iBonds Dec 2022 Term Corporate	1,208,839	(20,986)	(13,418,015)	(12,230,162)
iBonds Dec 2023 Term Corporate	1,144,285	(800,882)	(12,676,565)	(12,333,162)
iBonds Dec 2024 Term Corporate	781,399	(479,207)	(9,098,040)	(8,795,848)
iBonds Dec 2025 Term Corporate	947,734	(631,532)	(13,648,009)	(13,331,807)
iBonds Dec 2026 Term Corporate	409,101	(173,862)	(6,828,528)	(6,593,289)
iBonds Dec 2027 Term Corporate	385,228	(10,214)	(6,419,040)	(6,044,026)
iBonds Dec 2028 Term Corporate	82,933	—	(243,095)	(160,162)

(a)	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.

126	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

As of October 31, 2018, the Funds had capital loss carryforwards, with no expiration dates, available to offset future realized capital gains as follows:

iShares ETF	Non-Expiring

iBonds Dec 2018 Term Corporate	$24,002
iBonds Dec 2019 Term Corporate	144,028
iBonds Dec 2020 Term Corporate	114,086
iBonds Dec 2021 Term Corporate	466,150
iBonds Dec 2022 Term Corporate	20,986
iBonds Dec 2023 Term Corporate	800,882
iBonds Dec 2024 Term Corporate	479,207
iBonds Dec 2025 Term Corporate	631,532
iBonds Dec 2026 Term Corporate	173,862
iBonds Dec 2027 Term Corporate	10,214

As of October 31, 2018, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

iBonds Dec 2018 Term Corporate	$325,426,690	$747	$(26,459)	$(25,712)
iBonds Dec 2019 Term Corporate	755,476,606	13,833	(2,984,411)	(2,970,578)
iBonds Dec 2020 Term Corporate	854,610,766	8,662	(9,607,943)	(9,599,281)
iBonds Dec 2021 Term Corporate	890,293,672	29,456	(15,457,357)	(15,427,901)
iBonds Dec 2022 Term Corporate	574,977,461	100,596	(13,518,611)	(13,418,015)
iBonds Dec 2023 Term Corporate	529,605,067	21,493	(12,698,058)	(12,676,565)
iBonds Dec 2024 Term Corporate	325,192,122	28,658	(9,126,699)	(9,098,041)
iBonds Dec 2025 Term Corporate	358,206,019	20,524	(13,668,533)	(13,648,009)
iBonds Dec 2026 Term Corporate	167,097,072	1,065	(6,829,593)	(6,828,528)
iBonds Dec 2027 Term Corporate	160,485,206	2,108	(6,421,148)	(6,419,040)
iBonds Dec 2028 Term Corporate	38,469,871	10,354	(253,449)	(243,095)

8.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

Changes in market interest rates or economic conditions may affect the value and/or liquidity of fixed income investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Securities with longer durations tend to be more sensitive to interest rate changes, usually making their price more volatile than those of securities with shorter durations. Given the environment of historically low interest rates, a fund may be subject to a greater risk of price losses if interest rates rise.

N O T E S T O F I N A N C I A L S T A T E M E N T S	127

Notes to Financial Statements (Continued)

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

9.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 10/31/18		Year Ended 10/31/17
iShares ETF	Shares	Amount	Shares	Amount
iBonds Dec 2018 Term Corporate
Shares sold	1,950,000	$48,947,994	6,850,000	$172,181,858
Shares redeemed	(2,550,000)	(64,070,371)	—	—

Net increase (decrease)	(600,000)	$(15,122,377)	6,850,000	$172,181,858

iBonds Dec 2019 Term Corporate
Shares sold	11,450,000	$283,378,472	9,050,000	$225,510,107
Shares redeemed	(450,000)	(11,138,751)	—	—

Net increase	11,000,000	$272,239,721	9,050,000	$225,510,107

iBonds Dec 2020 Term Corporate
Shares sold	15,700,000	$393,417,775	8,650,000	$219,587,409

iBonds Dec 2021 Term Corporate
Shares sold	14,900,000	$364,469,404	11,100,000	$275,553,980

iBonds Dec 2022 Term Corporate
Shares sold	9,350,000	$228,958,685	8,550,000	$213,438,762
Shares redeemed	(1,200,000)	(29,444,312)	—	—

Net increase	8,150,000	$199,514,373	8,550,000	$213,438,762

iBonds Dec 2023 Term Corporate
Shares sold	11,250,000	$276,238,494	5,350,000	$133,536,716
Shares redeemed	—	—	(150,000)	(3,740,719)

Net increase	11,250,000	$276,238,494	5,200,000	$129,795,997

iBonds Dec 2024 Term Corporate
Shares sold	6,000,000	$146,028,038	4,050,000	$100,146,934

iBonds Dec 2025 Term Corporate
Shares sold	4,900,000	$119,642,358	6,650,000	$163,989,935
Shares redeemed	(300,000)	(7,160,616)	—	—

Net increase	4,600,000	$112,481,742	6,650,000	$163,989,935

iBonds Dec 2026 Term Corporate
Shares sold	3,550,000	$83,309,751	2,550,000	$62,137,358

iBonds Dec 2027 Term Corporate
Shares sold	5,500,000	$132,823,659	400,000	$9,964,156

	Period Ended 10/31/18
iShares ETF	Shares	Amount
iBonds Dec 2028 Term Corporate
Shares sold	1,550,000	$38,558,736

128	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (Continued)

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

10.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares U.S. Preferred Stock ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the court’s decision.

11.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Funds have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the statement of assets and liabilities, statement of changes in net assets and notes to the financial statements.

Prior year distribution information and undistributed net investment income in the statement of changes in net assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended October 31, 2017 were classified as follows:

iShares ETF	Net Investment Income
iBonds Dec 2018 Term Corporate	$3,842,630
iBonds Dec 2019 Term Corporate	5,471,294
iBonds Dec 2020 Term Corporate	6,535,072
iBonds Dec 2021 Term Corporate	7,897,854
iBonds Dec 2022 Term Corporate	6,345,610
iBonds Dec 2023 Term Corporate	4,243,648
iBonds Dec 2024 Term Corporate	3,560,867
iBonds Dec 2025 Term Corporate	5,042,617
iBonds Dec 2026 Term Corporate	967,305

Undistributed net investment income as of October 31, 2017 are as follows:

iShares ETF	Undistributed net investment income
iBonds Dec 2018 Term Corporate	$314,549
iBonds Dec 2019 Term Corporate	467,532
iBonds Dec 2020 Term Corporate	567,144
iBonds Dec 2021 Term Corporate	697,208
iBonds Dec 2022 Term Corporate	559,703
iBonds Dec 2023 Term Corporate	365,785
iBonds Dec 2024 Term Corporate	302,098
iBonds Dec 2025 Term Corporate	491,006
iBonds Dec 2026 Term Corporate	136,514
iBonds Dec 2027 Term Corporate	41,938

N O T E S T O F I N A N C I A L S T A T E M E N T S	129

Notes to Financial Statements (Continued)

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

130	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares iBonds Dec 2018 Term Corporate ETF,

iShares iBonds Dec 2019 Term Corporate ETF, iShares iBonds Dec 2020 Term Corporate ETF,

iShares iBonds Dec 2021 Term Corporate ETF, iShares iBonds Dec 2022 Term Corporate ETF,

iShares iBonds Dec 2023 Term Corporate ETF, iShares iBonds Dec 2024 Term Corporate ETF,

iShares iBonds Dec 2025 Term Corporate ETF, iShares iBonds Dec 2026 Term Corporate ETF,

iShares iBonds Dec 2027 Term Corporate ETF and iShares iBonds Dec 2028 Term Corporate ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares iBonds Dec 2018 Term Corporate ETF, iShares iBonds Dec 2019 Term Corporate ETF, iShares iBonds Dec 2020 Term Corporate ETF, iShares iBonds Dec 2021 Term Corporate ETF, iShares iBonds Dec 2022 Term Corporate ETF, iShares iBonds Dec 2023 Term Corporate ETF, iShares iBonds Dec 2024 Term Corporate ETF, iShares iBonds Dec 2025 Term Corporate ETF, iShares iBonds Dec 2026 Term Corporate ETF, iShares iBonds Dec 2027 Term Corporate ETF and iShares iBonds Dec 2028 Term Corporate ETF (eleven of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2018, the related statements of operations and changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2018, the results of each of their operations and changes in each of their net assets for each of the periods indicated in the table below and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

iShares iBonds Dec 2018 Term Corporate ETF, iShares iBonds Dec 2019 Term Corporate ETF, iShares iBonds Dec 2020 Term Corporate ETF, iShares iBonds Dec 2021 Term Corporate ETF, iShares iBonds Dec 2022 Term Corporate ETF, iShares iBonds Dec 2023 Term Corporate ETF, iShares iBonds Dec 2024 Term Corporate ETF, iShares iBonds Dec 2025 Term Corporate ETF and iShares iBonds Dec 2026 Term Corporate ETF: statements of operations for the year ended October 31, 2018 and statements of changes in net assets for each of the two years in the period ended October 31, 2018.

iShares iBonds Dec 2027 Term Corporate ETF: statement of operations for the year ended October 31, 2018 and statement of changes in net assets for the year ended October 31, 2018 and the period September 12, 2017 (commencement of operations) through October 31, 2017.

iShares iBonds Dec 2028 Term Corporate ETF: statements of operations and changes in net assets for the period September 18, 2018 (commencement of operations) through October 31, 2018.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

San Francisco, California

December 21, 2018

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	131

Important Tax Information (unaudited)

For the fiscal year ended October 31, 2018, the Funds hereby designate the following maximum amounts allowable as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

iShares ETF	Interest-Related Dividends
iBonds Dec 2018 Term Corporate	$5,071,668
iBonds Dec 2019 Term Corporate	8,835,341
iBonds Dec 2020 Term Corporate	11,758,902
iBonds Dec 2021 Term Corporate	12,869,806
iBonds Dec 2022 Term Corporate	9,944,097
iBonds Dec 2023 Term Corporate	8,843,113
iBonds Dec 2024 Term Corporate	6,391,946
iBonds Dec 2025 Term Corporate	8,456,660
iBonds Dec 2026 Term Corporate	3,176,140
iBonds Dec 2027 Term Corporate	3,050,533
iBonds Dec 2028 Term Corporate	75,374

The Funds hereby designate the following amounts of distributions from direct federal obligation interest for the fiscal year ended October 31, 2018:

iShares ETF	Federal Obligation Interest
iBonds Dec 2018 Term Corporate	$1,215,737
iBonds Dec 2019 Term Corporate	87,431
iBonds Dec 2020 Term Corporate	56,860
iBonds Dec 2021 Term Corporate	46,507
iBonds Dec 2022 Term Corporate	27,273
iBonds Dec 2023 Term Corporate	11,668
iBonds Dec 2024 Term Corporate	12,182
iBonds Dec 2025 Term Corporate	11,224
iBonds Dec 2027 Term Corporate	6,709

The law varies in each state as to whether and what percent of ordinary income dividends attribute to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

The following distribution amounts are hereby designated for the fiscal year ended October 31, 2018:

iShares ETF	Short-Term Capital Gain Dividends	20% Rate Long-Term Capital Gain Dividends
iBonds Dec 2019 Term Corporate	$35,317	$85,874
iBonds Dec 2022 Term Corporate	752	71,471
iBonds Dec 2023 Term Corporate	—	119,277

132	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract

I. iShares iBonds Dec 2018 Term Corporate ETF, iShares iBonds Dec 2019 Term Corporate ETF, iShares iBonds Dec 2020 Term Corporate ETF, iShares iBonds Dec 2021 Term Corporate ETF, iShares iBonds Dec 2022 Term Corporate ETF, iShares iBonds Dec 2023 Term Corporate ETF, iShares iBonds Dec 2024 Term Corporate ETF, iShares iBonds Dec 2025 Term Corporate ETF, iShares iBonds Dec 2026 Term Corporate ETF and iShares iBonds Dec 2027 Term Corporate ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At a meeting on May 11, 2018, a committee composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 24, 2018, management presented additional information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its initial meeting. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-14, 2018, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of each Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to each Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Funds: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which each Fund invests (if applicable), and waivers/reimbursements (if applicable) of each Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising such Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2017, to that of relevant comparison fund(s) for the same periods.

The Board noted that each Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that each Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-14, 2018 meeting and throughout the year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	133

Board Review and Approval of Investment Advisory Contract (continued)

Costs of Services Provided to Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the profitability to BlackRock in managing the Funds, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board further noted that it considered the supplemental information the 15(c) Committee requested, which BlackRock provided, regarding the methodology. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and showed how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Funds did not provide for breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board noted that a breakpoint structure for the Funds may be appropriate should material economies of scale exist in the future that are not otherwise shared, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review of the sharing of scale benefits, as well as the other factors considered at the meeting, the Board concluded that the information concerning the sharing of scale benefits supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same indexes as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Funds, including in terms of the different and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded ETFs, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Funds’ expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Funds’ investment advisory fee rates under the Advisory Contract do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

134	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported in this notice are for financial reporting purposes and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV which is sent to shareholders shortly after calendar year-end.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
iBonds Dec 2018 Term Corporate(a)	$0.416776	$—	$0.000063	$0.416839	100%	—%	0	%(b)	100%
iBonds Dec 2019 Term Corporate(a)	0.482733	0.006966	0.005222	0.494921	98	1	1		100
iBonds Dec 2020 Term Corporate(a)	0.554810	—	0.006719	0.561529	99	—	1		100
iBonds Dec 2021 Term Corporate(a)	0.601551	—	0.009728	0.611279	98	—	2		100
iBonds Dec 2022 Term Corporate(a)	0.663550	0.004914	0.003568	0.672032	99	1	0	(b)	100
iBonds Dec 2023 Term Corporate(a)	0.716556	0.011988	0.007593	0.736137	97	2	1		100
iBonds Dec 2024 Term Corporate(a)	0.771297	—	0.004778	0.776075	99	—	1		100
iBonds Dec 2025 Term Corporate(a)	0.806436	—	0.002940	0.809376	100	—	0	(b)	100
iBonds Dec 2026 Term Corporate(a)	0.778671	—	0.008904	0.787575	99	—	1		100
iBonds Dec 2027 Term Corporate(a)	0.869413	—	0.008943	0.878356	99	—	1		100

(a)

The Fund estimates that it has distributed more than the amount of earned income and net realized gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

(b)	Rounds to less than 1%.

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or since the Fund began trading, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the date a Fund began trading on the secondary market, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

S U P P L E M E N T A L I N F O R M A T I O N	135

Supplemental Information (unaudited) (continued)

iShares iBonds Dec 2018 Term Corporate ETF

Period Covered: May 29, 2014 through September 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0% and Less than 3.5%	3	0.27%
Greater than 2.5% and Less than 3.0%	1	0.09
Greater than 2.0% and Less than 2.5%	2	0.18
Greater than 1.5% and Less than 2.0%	5	0.46
Greater than 1.0% and Less than 1.5%	18	1.65
Greater than 0.5% and Less than 1.0%	208	19.01
Greater than 0.0% and Less than 0.5%	757	69.20
At NAV	12	1.10
Less than 0.0% and Greater than –0.5%	87	7.95
Less than –3.0% and Greater than –3.5%	1	0.09

	1,094	100.00%

iShares iBonds Dec 2019 Term Corporate ETF

Period Covered: March 12, 2015 through September 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	4	0.45%
Greater than 0.5% and Less than 1.0%	319	35.60
Greater than 0.0% and Less than 0.5%	573	63.95

	896	100.00%

iShares iBonds Dec 2020 Term Corporate ETF

Period Covered: December 04, 2014 through September 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5% and Less than 4.0%	1	0.10%
Greater than 2.5% and Less than 3.0%	3	0.31
Greater than 2.0% and Less than 2.5%	6	0.62
Greater than 1.5% and Less than 2.0%	9	0.94
Greater than 1.0% and Less than 1.5%	29	3.01
Greater than 0.5% and Less than 1.0%	280	29.11
Greater than 0.0% and Less than 0.5%	615	63.94
At NAV	3	0.31
Less than 0.0% and Greater than –0.5%	15	1.56
Less than –0.5% and Greater than –1.0%	1	0.10

	962	100.00%

iShares iBonds Dec 2021 Term Corporate ETF

Period Covered: March 12, 2015 through September 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	3	0.33%
Greater than 1.0% and Less than 1.5%	26	2.90
Greater than 0.5% and Less than 1.0%	314	35.04
Greater than 0.0% and Less than 0.5%	553	61.73

	896	100.00%

136	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information (unaudited) (continued)

iShares iBonds Dec 2022 Term Corporate ETF

Period Covered: March 12, 2015 through September 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	1	0.11%
Greater than 1.0% and Less than 1.5%	18	2.01
Greater than 0.5% and Less than 1.0%	295	32.92
Greater than 0.0% and Less than 0.5%	578	64.51
Less than 0.0% and Greater than –0.5%	4	0.45

	896	100.00%

iShares iBonds Dec 2023 Term Corporate ETF

Period Covered: March 12, 2015 through September 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0% and Less than 3.5%	1	0.11%
Greater than 2.0% and Less than 2.5%	1	0.11
Greater than 1.5% and Less than 2.0%	6	0.67
Greater than 1.0% and Less than 1.5%	25	2.79
Greater than 0.5% and Less than 1.0%	287	32.03
Greater than 0.0% and Less than 0.5%	574	64.07
Less than 0.0% and Greater than –0.5%	2	0.22

	896	100.00%

iShares iBonds Dec 2024 Term Corporate ETF

Period Covered: March 12, 2015 through September 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	5	0.56%
Greater than 1.0% and Less than 1.5%	16	1.79
Greater than 0.5% and Less than 1.0%	291	32.48
Greater than 0.0% and Less than 0.5%	583	65.06
Less than 0.0% and Greater than –0.5%	1	0.11

	896	100.00%

iShares iBonds Dec 2025 Term Corporate ETF

Period Covered: March 12, 2015 through September 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	1	0.11%
Greater than 1.0% and Less than 1.5%	11	1.23
Greater than 0.5% and Less than 1.0%	294	32.81
Greater than 0.0% and Less than 0.5%	579	64.63
At NAV	2	0.22
Less than 0.0% and Greater than –0.5%	9	1.00

	896	100.00%

S U P P L E M E N T A L I N F O R M A T I O N	137

Supplemental Information (unaudited) (continued)

iShares iBonds Dec 2026 Term Corporate ETF

Period Covered: September 15, 2016 through September 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	1	0.19%
Greater than 0.5% and Less than 1.0%	47	9.15
Greater than 0.0% and Less than 0.5%	462	89.89
At NAV	3	0.58
Less than 0.0% and Greater than –0.5%	1	0.19

	514	100.00%

iShares iBonds Dec 2027 Term Corporate ETF

Period Covered: September 14, 2017 through September 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	27	10.27%
Greater than 0.0% and Less than 0.5%	226	85.93
At NAV	1	0.38
Less than 0.0% and Greater than –0.5%	9	3.42

	263	100.00%

iShares iBonds Dec 2028 Term Corporate ETF

Period Covered: September 20, 2018 through September 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	7	100.00%

	7	100.00%

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Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 343 funds as of October 31, 2018. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small and Benjamin Archibald, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (61)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark K. Wiedman(b) (47)	Trustee (since 2013).	Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2016); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

(b)	Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (69)	Trustee (since 2005); Independent Board Chair (since 2016).	Trustee and Member of the Finance, Technology and Quality Committee of Stanford Health Care (since 2016); Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Forward Funds (14 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (62)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012); Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (63)	Trustee (since 2017); Equity Plus Committee Chair (since 2017).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	139

Trustee and Officer Information (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Charles A. Hurty (75)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (63)	Trustee (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (59)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (57)	Trustee (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (54)	Trustee (since 2011); Nominating and Governance Committee Chair (since 2017).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Martin Small (43)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (59)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).

Charles Park (51)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Benjamin Archibald (43)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013); Secretary of the BlackRock-advised Mutual Funds (since 2012).

Steve Messinger (56)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Scott Radell (49)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (57)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

140	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to www.icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The iShares Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at www.iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at www.iShares.com; and (3) on the SEC website at www.sec.gov.

G E N E R A L I N F O R M A T I O N	141

Glossary of Terms Used in this Report

Portfolio Abbreviations - Fixed Income

LIBOR	London Interbank Offered Rate

142	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)
This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.
Investing involves risk, including possible loss of principal.
The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Bloomberg Index Services Limited, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2018 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

OCTOBER 31, 2018

2018 ANNUAL REPORT

iShares Trust

  iShares iBonds Dec 2021 Term Muni Bond ETF | IBMJ | NYSE Arca

  iShares iBonds Dec 2022 Term Muni Bond ETF | IBMK | NYSE Arca

  iShares iBonds Dec 2023 Term Muni Bond ETF | IBML | Cboe BZX

  iShares iBonds Dec 2024 Term Muni Bond ETF | IBMM | Cboe BZX

Market Overview iShares Trust

Municipal Bond Market Overview

Municipal bonds declined for the 12 months ended October 31, 2018 (“reporting period”). The S&P National AMT-Free Municipal Bond Index returned -0.73% compared with the -2.05% return of the Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of U.S. bond performance.

The negative return for municipal bonds resulted primarily from a stronger U.S. economy and higher interest rates. The U.S. economy grew by 3% for the 12 months ended September 2018, its highest year-over-year growth rate in more than three years. Robust economic growth led to higher inflation, though it remained low by historical standards. As measured by the consumer price index, the year-over-year U.S. inflation rate rose to 2.9% in mid-2018—its fastest rate in more than six years—before falling back to 2.3% by the end of the reporting period.

In this environment, the U.S. Federal Reserve Bank (“Fed”) increased short-term interest rates four times during the reporting period, increasing its short-term interest rate target to 2.25%, the highest level in more than a decade. In addition, the Fed reduced its holdings of U.S. Treasury and mortgage-backed securities by approximately 7% during the reporting period, after quadrupling its holdings in response to the 2008 financial crisis.

Interest rates rose broadly in response to the improving economy and higher inflation, and municipal bond yields followed suit. Short-term municipal bond yields increased the most, reflecting the Fed’s actions, while longer-term municipal bond yields rose to a lesser degree. Bond prices decline as bond yields rise, so declining prices for municipal bonds led to the negative overall returns.

Another factor affecting municipal bonds during the reporting period was federal tax reform legislation, which passed in December 2017. The legislation eliminated the tax exemption for “advanced refunding” municipal bonds, which are issued by municipalities when prevailing interest rates are low in order to refinance existing bonds prior to maturity. In response, state and local governments expedited issuance of advanced refunding municipal bonds in late 2017 before the law took effect at the beginning of 2018. Issuance then declined significantly, falling by 14% through the first 10 months of 2018. The tax reform legislation also included a steep reduction in corporate tax rates, which led to decreased demand for municipal bonds from the banking industry, a key investor in the municipal bond market.

Another notable element of the tax reform legislation was a limitation on state and local tax deductions, which led to concerns about declining tax revenues in states with relatively high taxes, such as California and New York. Despite these concerns, state and local tax revenues generally improved, increasing by approximately 7% for the 12 months ended June 2018 (the end of the most recent fiscal year for many states). Only nine states made mid-year budget cuts, compared with 22 states in the prior fiscal year.

Among notable individual states, California and Texas municipal bonds performed in line with the broader municipal bond market, while New York municipal bonds posted larger declines. The state of California continued to benefit from a budget surplus and worked toward restoring its reserve fund to the constitutional maximum, while the state of Texas increased its surplus estimate for the biennial 2018 – 19 budget. In New York, the state faced a budget shortfall but closed the deficit by limiting spending increases and implementing one-time revenue increases.

M A R K E T O V E R V I E W	5

Fund Summary as of October 31, 2018	iShares® iBonds® Dec 2021 Term Muni Bond ETF

Investment Objective

The iShares iBonds Dec 2021 Term Muni Bond ETF (the “Fund”) seeks to track the investment results of an index composed of investment-grade U.S. municipal bonds maturing after December 31, 2020 and before December 2, 2021, as represented by the S&P AMT-Free Municipal Series Dec 2021 IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	(0.83)%	1.53%	(0.83)%	4.94%
Fund Market	(0.95)	1.53	(0.95)	4.94
Index	(0.59)	1.53	(0.59)	4.92

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 9/1/15. The first day of secondary market trading was 9/3/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,006.60	$ 0.91		$ 1,000.00	$ 1,024.30	$ 0.92		0.18%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

6	2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2018 (continued)	iShares® iBonds® Dec 2021 Term Muni Bond ETF

Portfolio Information

ALLOCATION BY CREDIT QUALITY

S&P Credit Rating*	Percent of Net Assets
AAA	31.1%
AA+	20.5
AA	16.6
AA-	9.8
A+	5.9
A	2.7
A-	0.7
BBB+	0.7
BBB	0.1
BBB-	1.1
Not Rated	9.5
Short-Term and Other Assets	1.3

TEN LARGEST STATES

State	Percent of Net Assets	(a)
Texas	12.1%
New York	8.0
California	7.3
Washington	6.8
Virginia	6.5
Ohio	5.4
Florida	5.2
Maryland	4.3
North Carolina	3.3
Massachusetts	3.2

*

Credit quality ratings shown reflect the ratings assigned by Standard & Poor’s Ratings Service (“S&P”), a widely used independent, nationally recognized statistical rating organization. S&P credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of BBB or higher. Below investment grade ratings are credit ratings of BB or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

F U N D S U M M A R Y	7

Fund Summary as of October 31, 2018	iShares® iBonds® Dec 2022 Term Muni Bond ETF

Investment Objective

The iShares iBonds Dec 2022 Term Muni Bond ETF (the “Fund”) seeks to track the investment results of an index composed of investment-grade U.S. municipal bonds maturing after December 31, 2021 and before December 2, 2022, as represented by the S&P AMT-Free Municipal Series Dec 2022 IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	(1.18)%	1.79%	(1.18)%	5.78%
Fund Market	(1.25)	1.81	(1.25)	5.86
Index	(0.91)	1.82	(0.91)	5.86

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 9/1/15. The first day of secondary market trading was 9/3/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,007.70	$ 0.91		$ 1,000.00	$ 1,024.30	$ 0.92		0.18%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

8	2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2018 (continued)	iShares® iBonds® Dec 2022 Term Muni Bond ETF

Portfolio Information

ALLOCATION BY CREDIT QUALITY

S&P Credit Rating*	Percent of Net Assets
AAA	29.4%
AA+	16.3
AA	16.9
AA-	11.6
A+	6.8
A	4.0
A-	0.6
BBB+	1.0
BBB	0.1
BBB-	1.3
Not Rated	10.7
Short-Term and Other Assets	1.3

TEN LARGEST STATES

State	Percent of Net Assets	(a)
Texas	11.0%
New York	9.4
California	8.4
Washington	5.5
Florida	5.2
Maryland	3.9
Hawaii	3.9
Massachusetts	3.8
North Carolina	3.6
Virginia	3.5

*

Credit quality ratings shown reflect the ratings assigned by Standard & Poor’s Ratings Service (“S&P”), a widely used independent, nationally recognized statistical rating organization. S&P credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of BBB or higher. Below investment grade ratings are credit ratings of BB or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

F U N D S U M M A R Y	9

Fund Summary as of October 31, 2018	iShares® iBonds® Dec 2023 Term Muni Bond ETF

Investment Objective

The iShares iBonds Dec 2023 Term Muni Bond ETF (the “Fund”) seeks to track the investment results of an index composed of investment-grade U.S. municipal bonds maturing after December 31, 2022 and before December 2, 2023, as represented by the S&P AMT-Free Municipal Series Dec 2023 IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	(1.37)%	0.59%	(1.37)%	0.92%
Fund Market	(1.33)	0.64	(1.33)	1.00
Index	(1.16)	0.53	(1.16)	0.83

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/11/17. The first day of secondary market trading was 4/13/17.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,008.10	$ 0.91		$ 1,000.00	$ 1,024.30	$ 0.92		0.18%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

10	2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2018 (continued)	iShares® iBonds® Dec 2023 Term Muni Bond ETF

Portfolio Information

ALLOCATION BY CREDIT QUALITY

S&P Credit Rating*	Percent of Net Assets
AAA	27.6%
AA+	20.2
AA	19.8
AA-	10.6
A+	6.1
A	3.5
A-	0.2
BBB+	1.0
BBB	0.2
BBB-	1.5
Not Rated	8.0
Short-Term and Other Assets	1.3

TEN LARGEST STATES

State	Percent of Net Assets	(a)
Texas	12.7%
California	8.1
New York	8.1
Wisconsin	6.7
Virginia	6.3
Washington	6.0
Florida	4.7
Maryland	3.6
Ohio	3.2
Arizona	3.1

*

Credit quality ratings shown reflect the ratings assigned by Standard & Poor’s Ratings Service (“S&P”), a widely used independent, nationally recognized statistical rating organization. S&P credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of BBB or higher. Below investment grade ratings are credit ratings of BB or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

F U N D S U M M A R Y	11

Fund Summary as of October 31, 2018	iShares® iBonds® Dec 2024 Term Muni Bond ETF

Investment Objective

The iShares iBonds Dec 2024 Term Muni Bond ETF (the “Fund”) seeks to track the investment results of an index composed of investment-grade U.S. municipal bonds maturing after December 31, 2023 and before December 2, 2024, as represented by the S&P AMT-Free Municipal Series Dec 2024 IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

Cumulative Total Returns

Since Inception

Fund NAV	0.70%
Fund Market	0.82
Index	0.52

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/20/18. The first day of secondary market trading was 3/22/18.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value 05/01/18	Ending Account Value (10/31/18)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,010.60	$ 0.91		$ 1,000.00	$ 1,024.30	$ 0.92		0.18%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

12	2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2018 (continued)	iShares® iBonds® Dec 2024 Term Muni Bond ETF

Portfolio Information

ALLOCATION BY CREDIT QUALITY

S&P Credit Rating*	Percent of Net Assets
AAA	31.9%
AA+	14.1
AA	17.1
AA-	11.6
A+	6.6
A	4.7
A-	0.4
BBB+	1.2
BBB	0.5
BBB-	1.5
Not Rated	9.1
Short-Term and Other Assets	1.3

TEN LARGEST STATES

State	Percent of Net Assets	(a)
Texas	15.1%
New York	10.4
California	7.7
Washington	7.4
Florida	5.3
Virginia	3.9
Maryland	3.5
Arizona	3.0
Hawaii	3.0
Wisconsin	2.9

*

Credit quality ratings shown reflect the ratings assigned by Standard & Poor’s Ratings Service (“S&P”), a widely used independent, nationally recognized statistical rating organization. S&P credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of BBB or higher. Below investment grade ratings are credit ratings of BB or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

F U N D S U M M A R Y	13

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

14	2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2018	iShares® iBonds® Dec 2021 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Debt Obligations

Alabama — 1.0%
Alabama Federal Aid Highway Finance Authority GO, 5.00%, 09/01/21	$330	$353,991
Alabama Federal Aid Highway Finance Authority RB 4.00%, 09/01/21	90	94,016
5.00%, 09/01/21	100	107,669
Alabama Public School &College Authority RB 5.00%, 03/01/21	130	138,282
Series A, 5.00%, 02/01/21	95	100,863
Series A, 5.00%, 05/01/21	100	106,793
Series B, 5.00%, 01/01/21	130	137,732
Series B, 5.00%, 05/01/21	110	117,472
Auburn University RB, 5.00%, 06/01/21	100	107,115
City of Huntsville AL GO 5.00%, 03/01/22 (PR 09/01/21)	115	123,721
Series A, 5.00%, 08/01/21	90	96,655
State of Alabama GO 5.00%, 08/01/21	445	478,397
Series A, 5.00%, 11/01/21	100	108,079
University of Alabama (The) RB, Series A, 5.00%, 07/01/21	310	332,329

		2,403,114
Alaska — 0.3%
Alaska Municipal Bond Bank Authority RB
Series 3, 5.00%, 07/01/21	65	69,438
Series 3, 5.00%, 10/01/21	50	53,680
Borough of North Slope AK GO, Series B, 5.00%, 10/30/21	50	53,854
City of Anchorage AK Electric Revenue RB, Series A, 4.00%, 12/01/21	35	36,621
City of Valdez AK RB
Series B, 5.00%, 01/01/21	220	231,603
Series C, 5.00%, 01/01/21	95	100,010
Municipality of Anchorage AK GO, Series B, 5.00%, 09/01/21	25	26,889
State of Alaska GO, 4.00%, 08/01/21	100	104,634
University of Alaska RB, Series S, 4.00%, 10/01/21	20	20,855

		697,584
Arizona — 2.3%
Arizona Board of Regents COP 5.00%, 06/01/21	70	74,798
Series B, 5.00%, 06/01/21	50	53,428
Series C, 5.00%, 06/01/21	80	85,484
Arizona Department of Transportation State Highway Fund Revenue RB, Series A, 5.00%, 07/01/21	55	58,977
Arizona School Facilities Board COP, Series A, 5.00%, 09/01/21	250	268,815
Arizona State University RB, Series A, 5.00%, 07/01/21	90	96,458
Arizona Transportation Board RB, 5.00%, 07/01/21	750	804,225
Arizona Water Infrastructure Finance Authority RB
Series A, 5.00%, 10/01/21	580	625,756
Series A, 5.00%, 10/01/21 (ETM)	50	53,959
City of Phoenix AZ GO 4.00%, 07/01/21	215	225,126
Series C, 4.00%, 07/01/21	25	26,178
City of Phoenix Civic Improvement Corp. RB 4.00%, 07/01/21	40	41,863
5.00%, 07/01/21	465	498,619
Series A, 5.00%, 07/01/21	105	112,591
City of Scottsdale AZ GOL, 5.00%, 07/01/21	195	209,360

Security	Par (000)	Value

Arizona (continued)
County of Pima AZ Sewer System Revenue RB 5.00%, 07/01/21	$170	$181,835
Series B, 5.00%, 07/01/21	135	144,399
Maricopa County Community College District GO 5.00%, 07/01/21	340	364,766
Series D, 4.00%, 07/01/21	205	214,547
Maricopa County Unified School District No. 80 Chandler GOL, 5.00%, 07/01/21	300	321,690
Pima County Regional Transportation Authority RB, 5.00%, 06/01/21	200	213,970
Salt River Project Agricultural Improvement & Power District RB, Series A, 5.00%, 12/01/21	290	313,963
Scottsdale Municipal Property Corp. RB, 5.00%, 07/01/21	50	53,615
State of Arizona COP 5.00%, 09/01/21	80	86,043
5.00%, 10/01/21	80	86,194
University of Arizona RB 4.00%, 08/01/21	45	47,061
5.00%, 06/01/21	70	74,889

		5,338,609
Arkansas — 0.5%
Arkansas Development Finance Authority RB, Series C, 5.00%, 06/01/21	90	96,450
State of Arkansas GO 5.00%, 04/01/21	200	213,188
5.00%, 06/15/21	540	578,410
5.00%, 10/01/21	195	210,154
University of Arkansas RB 5.00%, 09/15/21	75	80,633
5.00%, 11/01/21	30	32,333

		1,211,168
California — 7.3%
91 Express Lanes Toll Road RB, 5.00%, 08/15/21	50	53,959
Acalanes Union High School District GO, Series B, 0.00%, 08/01/46 (PR 08/01/21)(a)	350	54,950
Alameda Corridor Transportation Authority RB, Series A, 4.00%, 10/01/21	100	103,703
Alameda Unified School District-Alameda County/CA GO, Series A, 0.00%, 08/01/21(a)	25	23,529
Bay Area Toll Authority RB, Series F-1, 5.00%, 04/01/21	110	118,169
California Health Facilities Financing Authority RB, 5.00%, 08/15/21	25	27,008
California Infrastructure & Economic Development Bank RB 5.00%, 07/01/21	100	107,364
Series A-1, 5.00%, 10/01/21	35	38,092
California Municipal Finance Authority RB, Series A, 4.00%, 10/01/21	35	37,043
California State Public Works Board RB 5.00%, 11/01/21	500	541,300
5.00%, 06/01/21	110	117,999
Series A, 5.00%, 04/01/21	70	74,787
Series A, 5.00%, 09/01/21	70	75,508
Series C, 5.00%, 10/01/21	180	194,517
Series D, 5.00%, 12/01/21	150	162,721
Series E, 5.00%, 09/01/21	195	210,345
Series F, 5.00%, 10/01/21 (ETM)	50	54,328
Series G, 5.00%, 05/01/21	75	80,284
Series G, 5.00%, 11/01/21	140	151,564
Series G, 5.25%, 12/01/26 (PR 12/01/21)	250	274,702

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Dec 2021 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California (continued)
Series I, 4.00%, 11/01/21	$160	$168,595
Series I, 5.00%, 11/01/21	40	43,304
California State University RB
Series A, 4.00%, 11/01/21	105	111,300
Series A, 5.00%, 11/01/21	290	315,807
California Statewide Communities Development Authority RB 5.00%, 05/15/21	50	53,028
Series A, 5.00%, 08/15/21	60	64,632
City & County of San Francisco CA GO, Series A, 5.00%, 06/15/21	25	26,998
City of Los Angeles CA GO, Series B, 5.00%, 09/01/21	175	189,675
City of Los Angeles CA Wastewater System Revenue RB
Series A, 5.00%, 06/01/21	50	53,964
Series C, 5.00%, 06/01/21	115	124,116
City of Los Angeles Department of Airports RB
Series B, 5.00%, 05/15/21	50	53,923
Series C, 5.00%, 05/15/21	30	32,315
City of San Francisco CA Public Utilities Commission Water Revenue RB, 5.00%, 11/01/21	130	141,449
City of Santa Rosa CA Wastewater Revenue RB, Series B, 0.00%, 09/01/21 (AMBAC)(a)	100	93,811
County of Los Angeles CA COP, 5.00%, 09/01/21	45	48,852
El Camino Community College District GO, Series C, 0.00%, 08/01/21(a)	35	32,976
Escondido Union High School District GO, 0.00%, 08/01/21 (AGC)(a)	75	70,548
Folsom Cordova Unified School District School Facilities Improvement Dist No. 2 GO, Series A, 0.00%, 10/01/21(a)	60	56,164
Fremont Union High School District GO 0.00%, 08/01/33 (PR 08/01/21)(a)	1,020	419,812
0.00%, 08/01/34 (PR 08/01/21)(a)	1,620	615,146
Garden Grove Unified School District GO, Series A, 0.00%, 08/01/21(a)	35	32,905
Los Altos Elementary School District GO, 4.00%, 08/01/21	100	105,703
Los Angeles Community College District/CA GO, Series I, 4.00%, 08/01/21	140	148,023
Los Angeles County Metropolitan Transportation Authority RB, 5.00%, 07/01/21	160	173,168
Los Angeles County Public Works Financing Authority RB, 5.00%, 08/01/21	80	86,583
Los Angeles Department of Water & Power System Revenue RB
Series A, 4.50%, 07/01/21	190	202,667
Series A, 5.00%, 07/01/21	145	156,541
Series B, 5.00%, 07/01/21	15	16,194
Los Angeles Department of Water RB, 5.00%, 07/01/21	50	53,980
Los Angeles Unified School District/CA GO
Series A, 5.00%, 07/01/21	205	221,261
Series A-1, 5.00%, 07/01/21	170	183,484
Series A-2, 5.00%, 07/01/21	155	167,295
Series C, 5.00%, 07/01/21	240	259,037
Series D, 5.00%, 07/01/21	215	232,054
Metropolitan Water District of Southern California RB, Series E, 5.00%, 07/01/21	160	173,254
Moreno Valley Unified School District/CA GO, 0.00%, 08/01/21(a)	50	46,981
Municipal Improvement Corp. of Los Angeles RB, Series B, 5.00%, 11/01/21	225	244,336
North Orange County Community College District/CA GO,
Series B, 0.00%, 08/01/21(a)	75	70,606

Security	Par (000)	Value

California (continued)
Orange County Sanitation District RB, Series A, 5.00%, 02/01/21	$15	$16,062
Palo Alto Unified School District GO, 0.00%, 08/01/21(a)	20	18,869
Rancho Cucamonga Redevelopment Agency Successor Agency RB, 5.00%, 09/01/21	90	97,288
Regents of the University of California Medical Center Pooled Revenue RB, Series J, 5.00%, 05/15/21	60	64,630
Rocklin Unified School District GO, 0.00%, 08/01/21(a)	75	70,510
Sacramento City Financing Authority RB, Series A, 5.00%, 05/01/21	75	80,397
Sacramento Municipal Utility District RB, 5.00%, 08/15/21	105	113,998
San Diego Community College District GO 0.00%, 08/01/21(a)	100	94,346
5.00%, 08/01/21	100	108,509
San Diego County Regional Transportation Commission RB, Series A, 4.00%, 04/01/21	200	209,764
San Diego Regional Building Authority RB, Series A, 5.00%, 10/15/21	45	48,946
San Diego Unified School District/CA GO, Series R-3, 4.00%, 07/01/21	40	42,224
San Francisco City & County Airport Commission San Francisco International Airport RB 5.00%, 05/01/21	100	107,500
Second Series A, 5.00%, 05/01/21	100	107,500
San Mateo Union High School District GO, Series A, 5.00%, 09/01/21	100	108,530
Santa Ana Unified School District GO, Series A, 0.00%, 08/01/21(a)	100	93,732
Santa Clara Valley Transportation Authority RB, 5.00%, 06/01/21	500	538,975
Santa Monica Community College District GO, Series A, 0.00%, 08/01/21 (NPFGC)(a)	25	23,554
South Orange County Public Financing Authority ST, Series A, 5.00%, 08/15/21	50	53,973
Southern California Public Power Authority RB, Series A, 5.00%, 07/01/21	25	26,997
State of California Department of Water Resources Power Supply Revenue RB
Series N, 5.00%, 05/01/21	565	606,946
Series O, 5.00%, 05/01/21	265	284,674
State of California Department of Water Resources RB 5.00%, 12/01/21	100	109,263
5.00%, 12/01/21	195	213,063
Series AK, 5.00%, 12/01/21	465	508,073
State of California GO 4.00%, 10/01/21	65	68,623
5.00%, 02/01/21	405	431,924
5.00%, 08/01/21	750	809,827
5.00%, 09/01/21	1,860	2,012,222
5.00%, 10/01/21	280	303,491
5.00%, 11/01/21	530	575,549
5.00%, 12/01/21	265	288,384
Series B, 5.00%, 09/01/21	340	367,826
University of California RB
Series AB, 5.00%, 05/15/21	195	210,198
Series AO, 5.00%, 05/15/21	35	37,728
Ventura County Community College District GO, Series 2002-C, 0.00%, 08/01/21(a)	120	112,938

		16,759,392

16	2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Dec 2021 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Colorado — 0.6%
Board of Governors of Colorado State University System RB
Series B, 5.00%, 03/01/21	$60	$63,837
Series E, 5.00%, 03/01/21	175	186,191
City & County of Denver CO Airport System Revenue RB, Series B, 5.00%, 11/15/21	125	135,034
City & County of Denver CO COP, Series 2010-B, 4.00%, 12/01/21	20	21,066
City of Colorado Springs CO Utilities System Revenue RB, Series A, 5.00%, 11/15/21	50	54,044
Colorado Water Resources & Power Development Authority RB, Series A, 5.00%, 03/01/21	100	106,465
Denver City & County School District No. 1 GO
Series A, 5.25%, 12/01/21	50	54,471
Series B, 4.00%, 12/01/21	125	131,626
Series C, 5.00%, 12/01/21	115	124,503
E-470 Public Highway Authority RB, Series B, 0.00%, 09/01/21 (NPFGC)(a)	35	32,596
University of Colorado RB
5.00%, 06/01/31 (PR 06/01/21)	275	294,566
Series A, 5.00%, 06/01/21	40	42,867
Series B, 4.25%, 06/01/21	100	105,294

		1,352,560
Connecticut — 1.4%
City of Stamford CT GO 4.00%, 07/01/21	100	104,948
5.00%, 08/01/21	75	80,795
Connecticut State Health & Educational Facilities Authority RB
Series E, 5.00%, 07/01/21	25	26,714
Series O, 4.00%, 11/01/21	35	36,527
Series X-2, 1.80%, 07/01/37(b)(c)	400	395,424
State of Connecticut Clean Water Fund - State Revolving Fund RB, Series A, 5.00%, 03/01/21	100	106,630
State of Connecticut GO 5.00%, 03/15/21	100	105,572
5.00%, 04/15/21	130	137,493
Series A, 5.00%, 10/15/21	160	170,797
Series B, 5.00%, 05/15/21	65	68,853
Series C, 5.00%, 07/15/21	100	106,275
Series D, 5.00%, 11/01/21	110	117,500
Series E, 4.00%, 09/15/21	40	41,538
Series E, 5.00%, 10/15/21	250	266,870
Series G, 5.00%, 11/01/21	400	427,272
State of Connecticut Special Tax Revenue RB
Series A, 5.00%, 01/01/21	100	105,317
Series A, 5.00%, 08/01/21	240	255,497
Series A, 5.00%, 09/01/21	80	85,294
Series A, 5.00%, 10/01/21	195	208,217
Series B, 5.00%, 08/01/21	25	26,614
University of Connecticut RB, Series A, 5.00%, 08/15/21	240	255,375

		3,129,522
Delaware — 1.0%
City of Wilmington DE GO, Series A, 4.00%, 10/01/21	15	15,736
County of New Castle DE GO, Series A, 5.00%, 07/15/21	90	96,722
Delaware Transportation Authority RB 5.00%, 06/01/21	125	133,471
5.00%, 07/01/21	700	750,232
State of Delaware GO 5.00%, 03/01/21	580	617,770
5.00%, 10/01/21	125	134,934

Security	Par (000)	Value

Delaware (continued)
Series B, 5.00%, 07/01/21	$35	$37,577
Series D, 5.00%, 07/01/21	250	268,410
University of Delaware RB, Series A, 5.00%, 11/01/21	120	129,622

		2,184,474
District of Columbia — 1.1%
District of Columbia GO
Series A, 5.00%, 06/01/21	500	535,055
Series A, 5.00%, 12/01/21	100	108,232
Series E, 5.00%, 06/01/21	200	214,022
District of Columbia RB 5.00%, 07/15/21	80	85,539
Series A, 5.00%, 12/01/21	150	162,348
Series C, 4.00%, 12/01/21	200	210,540
Series C, 5.00%, 12/01/21	195	211,052
Series F, 5.00%, 12/01/21	80	86,586
District of Columbia Water & Sewer Authority RB
Series A, 4.00%, 10/01/21	55	57,683
Series A, 5.00%, 10/01/21	25	26,921
Series C, 5.00%, 10/01/21	390	419,964
Metropolitan Washington Airports Authority RB
Series C, 5.00%, 10/01/21	75	80,696
Series F-1, 5.00%, 10/01/21	415	446,519

		2,645,157
Florida — 5.2%
Board of Governors State University System of Florida RB, Series A, 5.00%, 07/01/21	135	144,760
Broward County FL Water & Sewer Utility Revenue RB, 5.00%, 10/01/21	160	172,715
City of Fort Lauderdale FL Water & Sewer Revenue RB, 5.00%, 03/01/21	140	149,019
City of Gainesville FL Utilities System Revenue RB, Series A, 5.00%, 10/01/21	50	53,886
City of Jacksonville FL RB 5.00%, 10/01/21	400	428,918
Series B, 5.00%, 10/01/21	435	467,781
Series C, 5.00%, 10/01/21	180	193,882
City of Miami Beach FL RB, 5.00%, 09/01/21	35	37,485
City of Orlando FL RB, Series A, 5.00%, 11/01/21, (ETM)	90	97,189
City of Tallahassee GO, 5.00%, 10/01/21	140	150,797
City of Tampa FL Water & Wastewater System Revenue RB, 5.00%, 10/01/21	100	107,947
County of Broward FL Airport System Revenue RB, Series Q-1, 5.00%, 10/01/21	80	86,006
County of Hillsborough FL Community Investment Tax Revenue RB, Series A, 5.00%, 11/01/21	40	43,123
County of Lee FL Transportation Facilities Revenue RB, 5.00%, 10/01/21	40	42,979
County of Manatee FL Public Utilities Revenue RB, 5.00%, 10/01/21	115	124,139
County of Miami-Dade FL Aviation Revenue RB, Series B, 4.00%, 10/01/21	55	57,826
County of Miami-Dade FL GO, 5.00%, 07/01/21	100	107,176
County of Miami-Dade FL RB, Series B, 5.00%, 04/01/21	65	69,239
County of Miami-Dade FL Transit System RB, 5.00%, 07/01/21	140	149,521
County of Miami-Dade FL Water & Sewer System Revenue RB 5.00%, 10/01/21	420	451,651
Series A, 5.00%, 10/01/21	90	97,100
County of Orange FL RB, 5.00%, 10/01/21	55	59,274

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Dec 2021 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
County of Orange FL Sales Tax Revenue RB, Series C, 5.00%, 01/01/21	$155	$164,253
County of Orange FL Water Utility System Revenue RB, 5.00%, 10/01/21	90	97,152
County of Palm Beach FL GO, 5.00%, 07/01/21	110	118,100
County of Palm Beach FL RB, 4.00%, 06/01/21	160	167,389
Escambia County School Board COP, 5.00%, 02/01/21	120	126,781
Florida Department of Environmental Protection RB 5.00%, 07/01/21	200	214,352
Series A, 5.00%, 07/01/21	250	267,788
Series B, 5.00%, 07/01/21	240	257,222
Florida Department of Management Services COP, Series A, 5.00%, 08/01/21	120	128,640
Florida Municipal Power Agency RB 5.00%, 10/01/21	40	43,003
Series A, 5.00%, 10/01/21	410	440,779
Florida State University Housing Facility Revenue RB, Series A, 5.00%, 05/01/21	125	133,303
Florida’s Turnpike Enterprise RB
Series A, 5.00%, 07/01/21	100	107,257
Series B, 5.00%, 07/01/21	120	128,708
Series C, 5.00%, 07/01/21	170	182,337
Florida’s Turnpike RB, Series A, 5.00%, 07/01/21	310	332,496
Hillsborough County School Board COP, 5.00%, 07/01/21	80	85,719
Hillsborough County School Board RB, 5.00%, 10/01/21	60	64,364
Jacksonville Transportation Authority RB, 5.00%, 08/01/21	125	134,207
JEA Electric System Revenue RB
Series A, 5.00%, 10/01/21	100	107,069
Series B, 5.00%, 10/01/21	50	53,535
JEA Water & Sewer System Revenue RB, Series A, 5.00%, 10/01/21	225	240,621
Lee County School Board (The) COP 5.00%, 08/01/21	200	213,904
Series B, 3.00%, 08/01/21	50	50,832
Series B, 5.00%, 08/01/21	50	53,476
Miami-Dade County Expressway Authority RB
Series A, 5.00%, 07/01/21	80	85,612
Series B, 5.00%, 07/01/21	155	165,873
Orange County Convention Center/Orlando RB, 5.00%, 10/01/21	235	253,330
Orange County School Board COP, Series A, 5.00%, 08/01/21 .	60	64,337
Orlando Utilities Commission RB
Series A, 5.00%, 10/01/21	65	70,090
Series C, 4.00%, 10/01/21	75	78,767
Series C, 5.25%, 10/01/21	115	124,811
Palm Beach County School District COP
Series B, 5.00%, 08/01/21	50	53,559
Series D, 5.00%, 08/01/21	290	310,639
Palm Beach County Solid Waste Authority RB, 5.00%, 10/01/21	75	80,718
Pasco County School Board COP, 5.00%, 08/01/21	75	80,152
School Board of Miami-Dade County (The) COP 5.00%, 11/01/21	205	220,264
Series A, 5.00%, 05/01/21	190	202,095
School Board of Miami-Dade County (The) GO, 5.00%, 03/15/21	240	255,540
School District of Broward County/FL COP 5.00%, 07/01/21	70	74,855
Series A, 5.00%, 07/01/21	135	144,362

Security	Par (000)	Value

Florida (continued)
School District of Broward County/FL GO, Series B, 5.00%, 07/01/21	$565	$604,940
South Broward Hospital District RB, 5.00%, 05/01/21	50	53,208
St. Johns County School Board COP, 5.00%, 07/01/21	75	80,141
State of Florida GO 5.00%, 06/01/21	150	160,711
5.00%, 07/01/21	85	91,259
Series A, 4.00%, 06/01/21	105	109,823
Series A, 5.00%, 06/01/21	290	310,709
Series A, 5.00%, 07/01/21	70	75,155
Series B, 4.00%, 07/01/21	45	47,155
Series B, 5.00%, 06/01/21	195	208,925
Series C, 5.00%, 06/01/21	110	117,855
Series D, 5.00%, 06/01/21	75	80,356
Series E, 5.00%, 06/01/21	100	107,141
State of Florida Lottery Revenue RB, Series A, 5.00%, 07/01/21	410	440,086
Tampa Bay Water RB, 5.00%, 10/01/21	65	69,956
Volusia County School Board COP, Series A, 5.00%, 08/01/21 .	35	37,481

		12,065,605
Georgia — 2.5%
City of Atlanta Department of Aviation RB, Series A, 5.00%, 01/01/21	180	190,706
City of Atlanta Department of Aviation Revenue RB 5.25%, 01/01/21	70	74,531
Series A, 4.00%, 01/01/21	75	77,836
Series B, 5.00%, 01/01/21	160	169,517
City of Atlanta GA Water & Wastewater Revenue RB 5.00%, 11/01/21	100	108,079
Series B, 5.00%, 11/01/21	100	108,079
Columbia County School District GO, 5.00%, 04/01/21	160	170,824
County of Carroll GA GO, 5.00%, 06/01/21	280	299,849
Forsyth County School District, 5.00%, 02/01/21	75	79,748
Georgia State Road & Tollway Authority RB
Series A, 5.00%, 03/01/21 (GTD)	145	154,306
Series B, 5.00%, 06/01/21	275	294,280
Gwinnett County Development Authority COP, 5.25%, 01/01/21	25	26,602
Gwinnett County School District GO 5.00%, 02/01/21	440	467,751
5.00%, 08/01/21 (SAW)	200	215,120
Metropolitan Atlanta Rapid Transit Authority RB, Series A, 5.00%, 07/01/21	215	230,603
Municipal Electric Authority of Georgia RB
Series A, 4.00%, 01/01/21	10	10,297
Series A, 5.00%, 11/01/21	50	53,528
Series B, 5.00%, 01/01/21	340	357,197
State of Georgia GO 5.00%, 02/01/21	390	414,687
Series A, 5.00%, 07/01/21	80	85,913
Series A-1, 5.00%, 02/01/21	110	116,963
Series C, 5.00%, 07/01/21	330	354,390
Series C, 5.00%, 10/01/21	275	296,937
Series C, 5.00%, 07/01/22 (PR 07/01/21)	150	161,007
Series E-2, 5.00%, 09/01/21	15	16,167
Series I, 5.00%, 07/01/21	445	477,890
Series I, 5.00%, 11/01/21	130	140,620
Series J-1, 4.00%, 07/01/21	450	471,433

18	2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Dec 2021 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Georgia (continued)
Washington Wilkes Payroll Development Authority RB, 0.00%, 12/01/21, (ETM)(a)	$220	$203,603

		5,828,463
Hawaii — 2.5%
City & County Honolulu HI Wastewater System Revenue RB 4.00%, 07/01/21	55	57,561
5.00%, 07/01/21	210	225,104
Series A, 4.00%, 07/01/21	245	256,410
Series A, 5.25%, 07/01/36 (PR 07/01/21)	900	971,829
City & County of Honolulu HI GO
Series A, 5.00%, 10/01/21	100	107,859
Series B, 4.00%, 10/01/21	150	157,578
Series B, 5.00%, 10/01/21	60	64,715
Series B, 5.00%, 11/01/21	560	605,069
Series C, 4.00%, 11/01/21	100	105,164
Series C, 5.00%, 10/01/21	165	177,967
County of Hawaii HI GO, 5.00%, 09/01/21	200	215,224
Honolulu City & County Board of Water Supply RB, Series A, 5.00%, 07/01/21	165	176,840
State of Hawaii GO
Series DZ, 5.00%, 12/01/29 (PR 12/01/21)	540	585,122
Series DZ, 5.00%, 12/01/30 (PR 12/01/21)	395	428,006
Series DZ-2016, 5.00%, 12/01/26 (PR 12/01/21)	150	162,534
Series DZ-2017, 5.00%, 12/01/21	70	75,806
Series DZ-2017, 5.00%, 12/01/21 (ETM)	25	27,012
Series EA, 4.00%, 12/01/21	30	31,600
Series EE, 5.00%, 11/01/21	35	37,828
Series EF, 5.00%, 11/01/21	325	351,257
Series EH-2017, 5.00%, 08/01/21	195	209,635
Series EP, 5.00%, 08/01/21	30	32,252
Series EZ, 5.00%, 10/01/21	50	53,945
Series FB, 5.00%, 04/01/21	100	106,692
Series FE, 5.00%, 10/01/21	355	383,006
Series FH, 5.00%, 10/01/21	150	161,833
Series FN, 5.00%, 10/01/21	10	10,789
State of Hawaii State Highway Fund, Series B, 5.00%, 01/01/21	70	74,179

		5,852,816
Illinois — 1.6%
Chicago Midway International Airport RB, Series B, 5.00%, 01/01/21	70	73,707
Chicago O’Hare International Airport RB
Series 2015-B, 5.00%, 01/01/21	50	52,833
Series A, 5.00%, 01/01/21	65	68,682
Series B, 5.00%, 01/01/21	15	15,850
Series C, 5.00%, 01/01/21	100	105,665
Chicago Transit Authority RB, 5.00%, 06/01/21	200	211,798
DuPage County Forest Preserve District GO, 5.00%, 01/01/21	40	42,309
Illinois Finance Authority RB, 5.00%, 01/01/21	110	116,423
Illinois State Toll Highway Authority RB, Series D, 5.00%, 01/01/21	135	142,706
Regional Transportation Authority RB 5.75%, 06/01/21	40	43,312
Series A, 6.00%, 07/01/21	25	27,288
State of Illinois GO 4.00%, 02/01/21	75	75,574
4.00%, 09/01/21	75	75,616
5.00%, 02/01/21	110	113,194
5.00%, 06/01/21	45	46,471

Security	Par (000)	Value

Illinois (continued)
5.00%, 07/01/21	$200	$206,682
5.00%, 08/01/21	325	336,095
Series A, 5.00%, 06/01/21	425	438,889
Series A, 5.00%, 12/01/21	300	311,160
Series B, 5.00%, 10/01/21	200	207,114
Series B, 5.25%, 01/01/21	85	87,819
Series D, 5.00%, 11/01/21	600	621,762
State of Illinois RB, 5.00%, 06/15/21	190	200,629

		3,621,578
Indiana — 0.6%
Indiana Finance Authority RB 4.00%, 02/01/21	100	104,079
4.00%, 10/01/21	100	104,619
Series A, 5.00%, 05/01/21	45	47,865
Series A, 5.00%, 10/01/21	100	107,419
Series A, 5.00%, 12/01/21	315	340,150
Series C, 5.00%, 12/01/21	35	37,860
Indiana University RB 5.00%, 08/01/21	120	129,038
Series A, 5.00%, 06/01/21	45	48,213
Series W-2, 5.00%, 08/01/21	320	344,102
Indianapolis Local Public Improvement Bond Bank RB, Series K, 5.00%, 06/01/21	50	53,311
Purdue University RB, Series CC, 5.00%, 07/01/21	45	48,314

		1,364,970
Iowa — 0.4%
City of Cedar Rapids IA GO 5.00%, 06/01/21	110	117,884
Series A, 5.00%, 06/01/21	155	166,109
City of Des Moines IA GO, Series E, 5.00%, 06/01/21	180	192,713
Iowa Finance Authority RB, 5.00%, 08/01/21	115	123,694
Iowa State Board of Regents RB, 4.00%, 09/01/21	135	141,099
State of Iowa RB, Series A, 5.00%, 06/01/21	150	160,400

		901,899
Kansas — 0.4%
City of Wichita KS GO, Series 811, 5.00%, 06/01/21	150	160,711
Kansas Development Finance Authority RB, Series C, 5.00%, 05/01/21	40	42,677
State of Kansas Department of Transportation RB
Series A, 5.00%, 09/01/21	410	441,677
Series B, 5.00%, 09/01/21	350	377,041

		1,022,106
Louisiana — 0.2%
Louisiana Office Facilities Corp. RB, 5.00%, 11/01/21	25	26,937
Louisiana State University & Agricultural & Mechanical College RB, 5.00%, 07/01/21	10	10,656
State of Louisiana Gasoline & Fuels Tax Revenue RB, Series A-1, 4.00%, 05/01/21	20	20,845
State of Louisiana GO
Series A, 4.00%, 09/01/21	100	104,518
Series A, 5.00%, 02/01/21	15	15,909
Series C, 5.00%, 07/15/21	195	208,979

		387,844
Maine — 0.5%
Maine Municipal Bond Bank RB 5.00%, 11/01/21	75	81,082
Series B, 5.00%, 11/01/21	215	232,043
Series C, 5.00%, 11/01/21	305	329,432
Maine Turnpike Authority RB, 5.00%, 07/01/21	110	117,894

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Dec 2021 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Maine (continued)
State of Maine GO, Series B, 5.00%, 06/01/21	$340	$363,925

		1,124,376
Maryland — 4.3%
City of Baltimore MD RB 5.00%, 07/01/21	125	134,038
Series A, 5.00%, 07/01/21	325	348,013
County of Anne Arundel MD GOL 4.00%, 04/01/21	40	41,702
5.00%, 04/01/21	25	26,679
County of Baltimore MD COP, 5.00%, 10/01/21	125	134,567
County of Baltimore MD GO 5.00%, 08/01/21	300	322,680
Series B, 4.50%, 09/01/21	60	63,833
County of Carroll MD GO, 5.00%, 11/01/21	100	108,109
County of Harford MD GO, 5.00%, 09/15/21	240	259,138
County of Prince George’s MD GO, 5.00%, 09/15/21	500	539,145
County of Prince George’s MD GOL, Series B, 4.00%, 07/15/21	500	524,015
Maryland Health & Higher Educational Facilities Authority RB
Series A, 5.00%, 07/01/21	25	26,794
Series B, 5.00%, 07/01/21	50	53,656
Maryland State Transportation Authority RB, 5.00%, 07/01/21	170	182,383
Maryland Water Quality Financing Administration Revolving Loan Fund RB, 5.00%, 03/01/21	125	133,023
State of Maryland Department of Transportation RB 5.00%, 02/01/21	150	159,291
5.00%, 06/01/21	55	58,870
5.00%, 09/01/21	625	672,575
5.00%, 10/01/21	50	53,900
5.00%, 12/01/21	105	113,611
5.00%, 02/15/24 (PR 02/15/21)	2,500	2,659,775
State of Maryland GO
First Series, 5.00%, 06/01/21	400	428,460
First Series C, 4.00%, 08/15/21	250	262,090
First Series C, 5.00%, 08/01/21	620	666,531
Series A, 5.00%, 03/01/21	120	127,758
Series A, 5.00%, 03/01/24 (PR 03/01/21)	70	74,477
Series B, 5.00%, 08/01/21	80	86,004
Series C, 5.00%, 08/01/21	1,000	1,075,050
Washington Suburban Sanitary Commission GO, 5.00%, 06/01/21	435	466,176

		9,802,343
Massachusetts — 3.2%
Commonwealth of Massachusetts GOL 5.00%, 03/01/21	125	133,140
5.00%, 04/01/22 (PR 04/01/21)	200	213,432
Series A, 4.00%, 07/01/21	200	209,578
Series A, 5.00%, 04/01/27 (PR 04/01/21)	550	586,938
Series A, 5.25%, 08/01/21	585	633,105
Series B, 5.25%, 08/01/21	275	297,613
Series B, 5.25%, 08/01/21 (AGM)	200	216,446
Series B, 5.25%, 09/01/21	240	260,249
Series C, 5.00%, 10/01/21	80	86,358
Series D, 5.00%, 10/01/26 (PR 10/01/21)	1,250	1,348,975
Series E, 4.00%, 09/01/21	100	105,024
Commonwealth of Massachusetts RB, Series A, 5.50%, 06/01/21	200	216,938
Commonwealth of Massachusetts Transportation Fund Revenue RB, Series A, 5.00%, 06/01/25 (PR 06/01/21)	450	482,017

Security	Par (000)	Value

Massachusetts (continued)
Massachusetts Bay Transportation Authority RB
Series A, 0.00%, 07/01/21(a)	$200	$187,834
Series C, 5.25%, 07/01/21	40	43,192
Series C, 5.50%, 07/01/21	200	217,250
Massachusetts Clean Water Trust (The) RB 5.25%, 08/01/21	35	37,888
Series 2014, 5.00%, 08/01/21	525	564,837
Massachusetts Development Finance Agency RB, Series B-3, 5.00%, 01/01/21	100	106,210
Massachusetts Health & Educational Facilities Authority RB, Series M, 5.25%, 02/15/21	35	37,407
Massachusetts School Building Authority RB
Series A, 5.00%, 05/15/21 (ETM)	40	42,809
Series A, 5.00%, 08/15/21	270	290,693
Series B, 4.00%, 10/15/21	75	78,860
Series B, 5.00%, 10/15/21	250	269,977
Series C, 5.00%, 08/15/21 (ETM)	105	113,018
Massachusetts Turnpike Authority RB, Series C, 0.00%, 01/01/21 (NPFGC)(a)	95	90,201
Massachusetts Water Resources Authority RB, Series J, 5.50%, 08/01/21 (AGM)	285	310,328
University of Massachusetts Building Authority RB 5.00%, 11/01/21	35	37,828
Series 1, 4.00%, 11/01/21	50	52,596

		7,270,741
Michigan — 1.2%
Michigan Finance Authority RB 5.00%, 08/01/21	70	74,827
5.00%, 10/01/21	475	512,779
Michigan State Building Authority RB
Series I, 5.00%, 04/15/21	125	133,311
Series I, 5.00%, 10/15/21	465	501,330
Series I-A, 5.00%, 10/15/21	90	97,032
Michigan State Hospital Finance Authority RB, Series 200, 4.00%, 11/01/21	250	261,650
Michigan Strategic Fund RB 1.45%, 09/01/30(b)(c)	100	95,717
5.00%, 10/15/21	55	58,711
Royal Oak School District GO, 5.00%, 05/01/21	100	106,617
State of Michigan GO
Series A, 5.00%, 12/01/21	170	184,152
Series B, 5.00%, 11/01/21	235	254,056
State of Michigan Trunk Line Revenue RB 5.00%, 11/15/21	255	275,701
5.25%, 11/01/21	125	135,924
5.50%, 11/01/21 (AGM)	130	142,298

		2,834,105
Minnesota — 1.4%
County of Hennepin MN GO, Series C, 5.00%, 12/01/21	250	271,202
Metropolitan Council GO
Series B, 5.00%, 09/01/21	75	80,666
Series C, 5.00%, 03/01/21	120	127,618
Minnesota Municipal Power Agency RB, Series A, 4.00%, 10/01/21	10	10,459
South Washington County Independent School District No. 833/MN GO, Series B, 5.00%, 02/01/21	150	159,256
Southern Minnesota Municipal Power Agency RB, Series A, 0.00%, 01/01/21 (NPFGC)(a)	40	37,939
State of Minnesota COP, 5.00%, 06/01/21	30	32,018

20	2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Dec 2021 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Minnesota (continued)
State of Minnesota GO 5.00%, 10/01/21	$555	$598,783
Series A, 5.00%, 08/01/21	305	327,890
Series B, 5.00%, 08/01/21	125	134,381
Series D, 5.00%, 08/01/21	50	53,753
Series D, 5.00%, 10/01/21	175	188,806
Series F, 5.00%, 10/01/21	395	426,162
University of Minnesota RB
Series B, 5.00%, 12/01/21	300	324,975
Series D, 5.00%, 12/01/36 (PR 12/01/21)	500	541,780

		3,315,688
Mississippi — 0.8%
Mississippi Development Bank RB, 5.00%, 01/01/21	55	57,924
State of Mississippi GO
Series A, 5.00%, 10/01/29 (PR 10/01/21)	500	539,590
Series A, 5.00%, 10/01/36 (PR 10/01/21)	395	426,276
Series A, 5.25%, 11/01/21	340	369,301
Series C, 5.00%, 10/01/21	135	145,411
Series F, 5.00%, 11/01/21	105	113,292
Series F, 5.25%, 10/01/21	50	54,207
Series H, 4.00%, 12/01/21	145	152,465

		1,858,466
Missouri — 0.4%
Missouri Highway & Transportation Commission RB
Series A, 5.00%, 05/01/21	25	26,742
Series B, 5.00%, 05/01/21	120	128,363
Missouri State Environmental Improvement & Energy Resources Authority RB, 5.00%, 07/01/21	525	563,099
University of Missouri RB, Series A, 5.00%, 11/01/21	100	108,139

		826,343
Montana — 0.0%
State of Montana GO, 5.00%, 08/01/21	20	21,512

Nebraska — 0.8%
City of Lincoln NE Electric System Revenue RB, 5.00%, 09/01/21	255	274,451
City of Omaha NE GO 5.00%, 04/15/21	100	106,748
5.00%, 11/15/21	280	302,302
5.25%, 04/01/21	105	112,590
City of Omaha NE Sewer Revenue RB, 5.00%, 11/15/21	45	48,584
Metropolitan Utilities District of Omaha Water System Revenue RB, 5.00%, 12/01/21	200	216,526
Nebraska Public Power District RB 5.00%, 07/01/21	50	53,548
Series A, 5.00%, 01/01/21	420	444,616
Series B, 5.00%, 01/01/21	90	95,275
Omaha Public Power District Nebraska City Station Unit 2 RB, Series A, 4.00%, 02/01/21	50	51,783
Omaha Public Power District RB, Series B, 5.00%, 02/01/21	45	47,808
University of Nebraska RB, 5.00%, 07/01/21	135	144,687

		1,898,918
Nevada — 2.0%
City of Las Vegas NV GOL, Series A, 5.00%, 06/01/21	70	74,889
Clark County School District GOL
Series A, 5.00%, 06/15/21	330	350,955
Series B, 5.00%, 06/15/21	175	186,112
Series D, 5.00%, 06/15/21	65	69,127

Security	Par (000)	Value

Nevada (continued)
County of Clark Department of Aviation RB 5.00%, 07/01/21	$100	$106,988
5.00%, 07/01/21	145	155,133
County of Clark NV GOL 5.00%, 11/01/21	840	906,587
5.00%, 11/01/21	320	345,366
County of Clark NV RB 5.00%, 07/01/21	255	272,957
Series A, 5.00%, 07/01/21	500	535,210
Las Vegas Valley Water District GOL, Series B, 5.00%, 12/01/21	100	108,077
Nevada System of Higher Education RB 4.00%, 07/01/21	75	78,393
Series A, 4.00%, 07/01/21	50	52,262
Series A, 5.00%, 07/01/21	100	107,096
State of Nevada GOL 5.00%, 04/01/21	180	191,695
5.00%, 06/01/21	135	144,325
5.00%, 08/01/21	100	107,283
State of Nevada Highway Improvement Revenue RB, 5.00%, 12/01/21	735	795,278

		4,587,733
New Hampshire — 0.1%
New Hampshire Municipal Bond Bank RB
Series A, 5.00%, 08/15/21	70	75,168
Series D, 5.00%, 08/15/21	70	75,266
State of New Hampshire GO, Series B, 5.00%, 11/01/21	50	54,070

		204,504
New Jersey —1.2%
County of Monmouth NJ GO, 4.00%, 03/01/21	200	208,502
New Jersey Building Authority RB
Series A, 5.00%, 06/15/21	100	105,205
Series A, 5.00%, 06/15/21 (ETM)	5	5,349
New Jersey Economic Development Authority RB
Series B, 5.00%, 11/01/21	150	158,847
Series DDD, 5.00%, 06/15/21	200	210,514
Series II, 5.00%, 03/01/21	25	26,180
Series KK, 5.00%, 03/01/21	20	20,944
Series NN, 5.00%, 03/01/21 (SAP)	180	188,494
Series UU, 5.00%, 06/15/21	100	105,257
Series XX, 5.00%, 06/15/21	335	352,611
New Jersey Educational Facilities Authority RB, Series 2014-A, 5.00%, 09/01/21	35	36,933
New Jersey State Turnpike Authority RB, Series B, 5.00%, 01/01/21	125	132,216
New Jersey Transportation Trust Fund Authority RB
Series A, 5.00%, 06/15/21 (SAP)	65	68,552
Series A-1, 5.00%, 06/15/21	100	105,516
Series AA, 5.00%, 06/15/21 (SAP)	115	121,284
Series B, 5.00%, 06/15/21	135	142,376
New Jersey Turnpike Authority RB, Series C, 5.00%, 01/01/21	350	370,205
State of New Jersey GO 5.00%, 06/01/21	145	154,189
5.25%, 08/01/21	160	171,738

		2,684,912
New Mexico — 0.9%
Albuquerque Municipal School District No. 12 GO, 5.00%, 08/01/21	100	107,283

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Dec 2021 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New Mexico (continued)
New Mexico Finance Authority RB 5.00%, 06/15/21	$585	$626,769
Series A, 5.00%, 06/15/21	50	53,570
Series C, 5.00%, 06/01/21	100	107,037
State of New Mexico GO, 5.00%, 03/01/21, (ETM)	260	276,627
State of New Mexico Severance Tax Permanent Fund RB Series A, 5.00%, 07/01/21	600	643,056
Series B, 5.00%, 07/01/21	80	85,505
University of New Mexico (The) RB, Series A, 5.00%, 06/01/21.	100	106,907

		2,006,754
New York — 8.0%
City of New York NY GO 5.00%, 08/01/21	240	257,746
Series 1, 5.00%, 08/01/21	50	53,697
Series A, 5.00%, 08/01/21	50	53,697
Series A-1, 4.00%, 08/01/21	200	209,486
Series A-1, 5.00%, 08/01/21	35	37,588
Series B, 5.00%, 08/01/21	230	247,006
Series C, 5.00%, 08/01/21	180	193,309
Series E, 4.00%, 08/01/21	25	26,186
Series E, 5.00%, 08/01/21	285	306,073
Series F, 5.00%, 08/01/21	200	214,788
Series H, 5.00%, 08/01/21	345	370,509
Series I, 5.00%, 03/01/21	60	63,823
Series I, 5.00%, 08/01/21	315	338,291
Series J, 5.00%, 08/01/21	715	767,867
County of Nassau NY GOL Series A, 5.00%, 01/01/21	35	36,967
Series A, 5.00%, 04/01/21	50	53,115
Series C, 5.00%, 10/01/21	150	160,998
Long Island Power Authority RB 5.00%, 09/01/21	100	107,497
Series A, 0.00%, 06/01/21(a)	90	84,261
Series B, 5.00%, 09/01/21	205	220,368
Metropolitan Transportation Authority RB 5.25%, 11/15/21	250	271,122
Series A, 5.00%, 11/15/21	30	32,454
Series A-1, 4.00%, 11/15/21 (ETM)	50	52,795
Series A-1, 5.00%, 11/15/21	110	118,493
Series B, 5.00%, 11/15/21	290	312,390
Series B-2, 5.00%, 11/15/21	210	226,214
Series B-4, 5.00%, 11/15/21	195	210,949
Series C, 5.00%, 11/15/21	280	301,619
Series C-1, 5.00%, 11/15/21	120	129,265
Series D, 5.00%, 11/15/21	255	274,689
Series E, 5.00%, 11/15/21	180	193,898
Series F, 4.00%, 11/15/21	25	26,172
Series F, 5.00%, 11/15/21	335	360,865
Nassau County Interim Finance Authority RB, Series A, 5.00%, 11/15/21	50	54,197
Nassau County Sewer &Storm Water Finance Authority RB, Series A, 5.00%, 10/01/21	40	43,250
New York City Transitional Finance Authority Building Aid RB, Series S-2, 5.00%, 07/15/21	140	150,342
New York City Transitional Finance Authority Building Aid Revenue RB Series S-1, 5.00%, 07/15/21 (ETM SAW)	240	257,794
Series S-1, 5.00%, 07/15/21 (SAW)	115	123,684
Series S-1, 5.00%, 07/15/21 (ETM)	225	241,990

Security	Par (000)	Value

New York (continued)
New York City Transitional Finance Authority Future Tax Secured Revenue RB Series A, 5.00%, 08/01/21	$500	$537,940
Series A, 5.00%, 11/01/21	110	118,986
Series A-1, 5.00%, 11/01/21	275	297,465
Series B, 5.00%, 11/01/21	100	108,169
Series B-1, 5.00%, 11/01/21	75	81,127
Series C, 5.00%, 11/01/21	540	584,113
Series E, 5.00%, 11/01/21	150	162,253
Series F-1, 5.00%, 05/01/21	165	176,499
Series I, 5.00%, 05/01/21	55	58,833
New York City Water &Sewer System RB, Series EE, 4.00%, 06/15/21	80	83,832
New York Convention Center Development Corp. RB, 5.00%, 11/15/21	200	216,052
New York Municipal Bond Bank Agency RB, 5.00%, 12/01/21 (SAW)	110	119,123
New York State Dormitory Authority RB 0.00%, 08/01/21(a)	80	74,986
4.00%, 05/15/21	90	94,088
4.00%, 10/01/21	225	235,912
5.00%, 08/15/21 (SAP)	150	160,738
5.50%, 05/15/21 (AMBAC)	100	108,147
Series A, 4.00%, 03/15/21	100	104,249
Series A, 5.00%, 02/15/21	205	217,911
Series A, 5.00%, 03/15/21	565	601,919
Series A, 5.00%, 07/01/21	260	278,308
Series A, 5.00%, 10/01/21	215	231,456
Series A, 5.00%, 10/01/21 (AGM)	75	80,807
Series B, 5.00%, 03/15/21	800	851,992
Series B, 5.00%, 07/01/21	55	58,991
Series C, 5.00%, 03/15/21	200	212,998
Series D, 5.00%, 02/15/21	325	345,469
Series D, 5.00%, 08/15/21	70	75,266
Series D, 5.00%, 10/01/21 (BAM SAW)	225	242,287
Series E, 4.00%, 03/15/21	100	104,202
Series E, 5.00%, 03/15/21	100	106,499
Series E, 5.00%, 08/15/21	210	225,798
Series F, 5.00%, 10/01/21 (BAM SAW)	45	48,524
New York State Environmental Facilities Corp. RB 5.00%, 02/15/21	25	26,638
5.00%, 06/15/21	210	225,606
5.00%, 11/15/21	25	27,106
Series A, 5.00%, 06/15/21	200	214,862
Series B, 5.00%, 06/15/21	100	107,431
Series E, 5.00%, 05/15/21	95	101,842
New York State Thruway Authority Highway & Bridge Trust Fund RB Series A, 5.00%, 04/01/21	190	202,715
Series A-1, 5.00%, 04/01/21	130	138,700
New York State Thruway Authority RB 5.00%, 01/01/21	130	137,788
Series A, 5.00%, 03/15/21	180	191,784
Series I, 5.00%, 01/01/21	200	211,982
Series K, 4.00%, 01/01/21	70	72,722
New York State Urban Development Corp. RB Series A, 5.00%, 03/15/21	225	239,623
Series A-1, 5.00%, 03/15/21	170	181,048
Series A-2, 5.50%, 03/15/21	135	145,325

22	2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Dec 2021 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
Series D, 5.00%, 03/15/21	$350	$372,746
Series E, 5.00%, 03/15/21	70	74,549
Port Authority of New York & New Jersey RB 5.00%, 10/15/21	130	140,582
Series 173, 4.00%, 12/01/21	30	31,627
Series 175, 5.00%, 12/01/21	55	59,647
Series 189, 5.00%, 05/01/21	110	117,721
Sales Tax Asset Receivable Corp. RB, Series A, 5.00%, 10/15/21	165	178,480
Triborough Bridge & Tunnel Authority RB 5.50%, 11/15/21 (NPFGC)	100	109,455
Series A, 4.00%, 11/15/21	65	68,261
Series A, 5.00%, 01/01/21	145	154,068
Series A, 5.00%, 11/15/21	80	86,789
Series B, 4.00%, 11/15/21	105	110,647
Series B, 5.00%, 11/15/21	320	347,155
Series C, 5.00%, 11/15/21	130	141,032

		18,408,324
North Carolina — 3.3%
City of Asheville NC Water System Revenue RB, 4.00%, 08/01/21	50	52,372
City of Charlotte NC COP, Series A, 5.00%, 12/01/21	255	275,913
City of Charlotte NC GO, 5.00%, 12/01/21	285	308,815
City of Charlotte NC Water &Sewer System Revenue RB, 5.00%, 07/01/21	235	252,244
City of Durham NC GO, Series C, 5.00%, 07/01/21	50	53,695
City of Raleigh NC Combined Enterprise System Revenue RB, 5.00%, 03/01/21	40	42,596
City of Raleigh NC GO
Series A, 4.00%, 09/01/21	50	52,469
Series B, 5.00%, 04/01/21	50	53,382
City of Raleigh NC RB, Series A, 5.00%, 10/01/21	40	43,120
County of Buncombe NC RB 5.00%, 06/01/21	65	69,625
Series A, 5.00%, 06/01/21	85	91,048
County of Cabarrus NC GO, 5.00%, 03/01/21	75	79,761
County of Durham NC GO, 5.00%, 10/01/21	160	172,810
County of Forsyth NC GO 4.00%, 12/01/21	10	10,539
5.00%, 07/01/21	50	53,682
County of Guilford NC GO, Series D, 5.00%, 08/01/21	250	268,900
County of Mecklenburg NC GO
Series A, 5.00%, 09/01/21	200	215,566
Series A, 5.00%, 12/01/21	450	487,741
County of Mecklenburg NC RB, Series A, 5.00%, 10/01/21	270	291,219
County of New Hanover NC GO 5.00%, 02/01/21	200	212,614
5.00%, 08/01/21	300	322,680
County of Wake NC GO, Series C, 5.00%, 03/01/21	380	404,746
County of Wake NC RB, Series A, 5.00%, 12/01/21	75	81,197
North Carolina Eastern Municipal Power Agency RB
Series A, 5.00%, 01/01/21 (ETM)	745	788,501
Series B, 5.00%, 01/01/21 (ETM)	435	461,348
North Carolina State University at Raleigh RB, Series A, 5.00%, 10/01/21	100	107,918
State of North Carolina GO 5.00%, 06/01/21	345	369,909
Series C, 4.00%, 05/01/21	350	366,009
State of North Carolina GOL, Series B, 5.00%, 06/01/21	400	428,460

Security	Par (000)	Value

North Carolina (continued)
State of North Carolina RB 5.00%, 03/01/21	$270	$286,759
5.00%, 05/01/29 (PR 05/01/21)	750	801,892
University of North Carolina at Chapel Hill RB, 0.00%, 08/01/21(a)	55	51,623
University of North Carolina at Greensboro RB, 5.00%, 04/01/21	80	85,295

		7,644,448
Ohio — 5.4%
City of Columbus OH GO
Series 1, 5.00%, 07/01/21	460	493,651
Series 2012-3, 5.00%, 08/15/21	125	134,545
Series A, 5.00%, 02/15/21	110	117,005
Series A, 5.00%, 08/15/21	305	328,290
City of Columbus OH GOL, Series 2012-4, 4.00%, 08/15/21	20	20,956
Cleveland Department of Public Utilities Division of Water RB, Series Y, 5.00%, 01/01/21	70	74,194
Cleveland State University RB, 5.00%, 06/01/21	55	58,514
Columbus City School District GO, Series A, 5.00%, 12/01/21	105	113,513
County of Franklin OH Sales Tax Revenue RB, 5.00%, 06/01/21	250	267,787
County of Hamilton OH Sales Tax Revenue RB, Series A, 5.00%, 12/01/21	505	545,006
JobsOhio Beverage System RB, Series A, 5.00%, 01/01/21	150	158,464
Miami University/Oxford OH RB, 5.00%, 09/01/21	185	198,869
Northeast Ohio Regional Sewer District RB, 5.00%, 11/15/21	70	75,704
Ohio Higher Educational Facility Commission RB, 5.00%, 01/01/21	100	105,926
Ohio State Building Authority RB, 5.00%, 10/01/21	205	220,209
Ohio State University (The) RB
Series A, 5.00%, 06/01/21	50	53,506
Series D, 5.00%, 12/01/21	75	81,128
Ohio Turnpike & Infrastructure Commission RB, Series A, 5.50%, 02/15/21 (NPFGC)	105	112,753
Ohio Water Development Authority RB 5.00%, 06/01/21	200	214,178
Series A, 5.00%, 06/01/21	185	198,115
Ohio Water Development Authority Water Pollution Control Loan Fund RB 5.00%, 06/01/21	25	26,772
5.00%, 12/01/21	440	476,357
5.50%, 06/01/21	250	270,845
Series B, 5.00%, 12/01/21	150	162,394
State of Ohio GO 5.00%, 09/01/21	150	161,460
5.00%, 02/01/29 (PR 08/01/21)	4,680	5,032,498
Series A, 5.00%, 03/01/21	100	106,418
Series A, 5.00%, 05/01/21	130	138,896
Series A, 5.00%, 08/01/21	85	91,332
Series A, 5.00%, 09/01/21	50	53,820
Series A, 5.00%, 09/15/21	760	818,840
Series B, 5.00%, 08/01/21	400	429,796
Series C, 5.00%, 09/15/21	165	177,774
Series R, 5.00%, 05/01/21	20	21,374
Series T, 5.00%, 11/01/21	200	216,096
State of Ohio RB 5.00%, 04/01/21	80	85,198

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Dec 2021 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Ohio (continued)
5.00%, 10/01/21	$270	$290,665
Series A, 5.00%, 04/01/21	250	266,242
Series B, 5.00%, 04/01/21	100	106,497

		12,505,587
Oklahoma — 0.7%
Grand River Dam Authority RB, Series A, 5.00%, 06/01/21	340	363,572
Oklahoma Capital Improvement Authority RB 5.00%, 10/01/21	160	172,247
Series B, 5.00%, 07/01/21	170	182,063
Series C, 5.00%, 07/01/21	70	74,967
Oklahoma City Water Utilities Trust RB, 5.00%, 07/01/21	160	171,782
Oklahoma Development Finance Authority RB, Series A, 5.00%, 08/15/21	45	48,184
Oklahoma Turnpike Authority RB, Series A, 4.00%, 01/01/21	320	332,099
Oklahoma Water Resources Board RB, Series A, 5.00%, 04/01/21	145	154,738
University of Oklahoma (The) RB, Series C, 5.00%, 07/01/21	125	133,669

		1,633,321
Oregon — 1.8%
City of Portland OR Sewer System Revenue RB 5.00%, 05/01/21	150	160,227
Series A, 5.00%, 06/01/21	290	310,483
Series A, 5.00%, 08/01/21	245	263,181
Series A, 5.00%, 10/01/21	60	64,698
Series B, 5.00%, 10/01/21	100	107,800
City of Portland OR Water System Revenue RB, Series A, 4.00%, 10/01/21	100	105,023
Clackamas County School District No. 12 North Clackamas GO, 5.00%, 06/15/21	150	160,749
County of Washington OR GOL, 5.00%, 03/01/21	300	319,326
Lane Community College GO, 4.00%, 06/15/21	65	67,995
Marion &Clackamas Counties School District No. 4J Silver Falls/OR GO, 4.00%, 06/15/21 (GTD)	75	78,554
Metro/OR GO, Series A, 5.00%, 06/01/21	150	160,673
Oregon Health &Science University RB, Series A, 5.00%, 07/01/21	320	342,278
Oregon State Facilities Authority RB, Series A, 5.00%, 11/15/21	65	70,058
Oregon State Lottery RB
Series B, 5.00%, 04/01/21	190	202,667
Series D, 5.00%, 04/01/21 (MORAL OBLG)	95	101,334
Portland Community College District GO, 5.00%, 06/15/21	20	21,439
Salem-Keizer School District No. 24J GO, 0.00%, 06/15/21 (GTD)(a)	100	94,112
State of Oregon Department of Transportation RB 5.00%, 11/15/21	65	70,316
Series A, 5.00%, 11/15/21	105	113,588
Series C, 5.00%, 11/15/21	200	216,358
State of Oregon GO
Series C, 5.00%, 06/01/21	200	214,334
Series H, 5.00%, 05/01/21	80	85,555
Series J, 5.00%, 05/01/21	80	85,555
Series N, 5.00%, 12/01/21	415	449,677
Tri-County Metropolitan Transportation District of Oregon RB, Series A, 5.00%, 10/01/21	150	161,042
Washington & Multnomah Counties School District No. 48J Beaverton GO, Series B, 4.00%, 06/15/21	100	104,660

Security	Par (000)	Value

Oregon (continued)
Washington County Clean Water Services RB, 5.00%, 10/01/21	$55	$59,258

		4,190,940
Pennsylvania — 1.7%
Commonwealth of Pennsylvania GO 5.00%, 04/01/21	40	42,482
First Series, 5.00%, 06/01/21	225	239,841
First Series, 5.00%, 06/15/21	200	213,382
First Series, 5.00%, 07/01/21	15	16,016
First Series, 5.00%, 08/15/21	25	26,762
First Series, 5.00%, 11/15/21	425	457,164
First Series, 5.00%, 11/15/24 (PR 11/15/21)	100	108,240
Second Series, 5.00%, 01/15/21	400	422,788
Second Series, 5.00%, 07/01/21	75	80,080
Second Series, 5.00%, 10/15/21	60	64,438
Series T, 5.00%, 07/01/21	180	192,193
County of Chester PA GO, 5.00%, 11/15/21	30	32,408
Delaware County Authority RB, 5.00%, 08/01/21	40	42,836
Pennsylvania Higher Educational Facilities Authority RB 5.25%, 05/01/41 (PR 05/01/21)	1,000	1,073,970
Series A, 5.00%, 05/01/21 (ETM)	15	16,019
Series AN, 5.00%, 06/15/21	25	26,693
Pennsylvania Turnpike Commission RB 0.00%, 12/01/21(a)	20	18,414
Series A, 5.00%, 12/01/21	320	345,279
Series A, 5.25%, 07/15/21	80	86,213
Series B, 5.00%, 12/01/23 (PR 12/01/21)	450	487,602

		3,992,820
Rhode Island — 0.5%
Rhode Island Commerce Corp RB, 5.00%, 06/15/21	30	32,039
Rhode Island Health & Educational Building Corp. RB, 5.00%, 09/01/21	340	366,364
Rhode Island Infrastructure Bank RB, 5.00%, 10/01/21	90	97,047
Rhode Island Infrastructure Bank Water Pollution Control Revolving Fund RB Series B, 4.00%, 10/01/21	145	152,157
Series C, 5.00%, 10/01/21	180	194,040
State of Rhode Island GO, Series D, 5.00%, 08/01/21	230	246,815

		1,088,462
South Carolina — 0.9%
Charleston Educational Excellence Finance Corp. RB, 5.00%, 12/01/21	130	140,299
City of Columbia SC Waterworks &Sewer System Revenue RB, 4.50%, 02/01/21	75	78,912
County of Charleston SC GO, 5.00%, 11/01/21	155	167,615
Horry County School District/SC GO, 5.00%, 03/01/21 (SCSDE)	230	244,817
SCAGO Educational Facilities Corp. for Picknes School District RB, 5.00%, 12/01/21	65	69,988
South Carolina Public Service Authority RB
Series B, 4.00%, 12/01/21	55	57,882
Series B, 5.00%, 12/01/21	205	218,719
Series C, 5.00%, 12/01/21	85	90,688
South Carolina Transportation Infrastructure Bank RB
Series A, 5.00%, 10/01/21	135	145,016
Series B, 5.00%, 10/01/21	275	295,402

24	2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Dec 2021 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

South Carolina (continued)
State of South Carolina GO
Series A, 4.00%, 06/01/21	$260	$272,074
Series A, 5.00%, 07/01/21 (SAW)	300	322,173

		2,103,585
Tennessee — 1.8%
City of Clarksville TN Water Sewer & Gas Revenue RB, 5.00%, 02/01/21	25	26,554
City of Memphis TN GO, 5.00%, 06/01/21	500	535,445
County of Montgomery TN GO, 5.00%, 04/01/21	175	186,625
County of Shelby TN GO 5.00%, 03/01/21	200	213,072
Series A, 4.00%, 03/01/21	45	46,923
Series A, 5.00%, 04/01/21	250	266,913
County of Sumner TN GO 5.00%, 06/01/21	125	133,829
5.00%, 12/01/21	70	75,784
County of Williamson TN GO, Series A, 5.00%, 04/01/21	500	533,580
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board RB, Series D, 4.00%, 10/01/21	185	194,239
Metropolitan Government of Nashville & Davidson County TN GO
Series A, 5.00%, 01/01/21	100	106,013
Series C, 5.00%, 07/01/21	110	118,012
Metropolitan Government of Nashville & Davidson County TN Water & Sewer Revenue RB, Series A, 5.25%, 01/01/21, (ETM)	50	53,237
State of Tennessee GO
Series A, 5.00%, 08/01/21	305	328,143
Series A, 5.00%, 09/01/21	50	53,892
Series A, 5.00%, 10/01/21	205	221,353
Series B, 5.00%, 08/01/21	250	268,970
Series B, 5.00%, 11/01/21	225	243,380
Tennessee State School Bond Authority RB, Series B, 5.00%, 11/01/21	555	599,666

		4,205,630
Texas — 12.1%
Allen Independent School District GO, 5.00%, 02/15/21	100	106,183
Austin Independent School District GO 5.00%, 08/01/21 (PSF)	125	134,069
Series B, 5.00%, 08/01/21	50	53,697
Canadian River Municipal Water Authority Corp. RB, 5.00%, 02/15/21	150	159,102
Carrollton-Farmers Branch Independent School District GO, 5.00%, 02/15/21 (PSF)	100	106,298
Central Texas Regional Mobility Authority RB, 5.00%, 01/01/21.	50	52,637
Central Texas Turnpike System RB 0.00%, 08/15/21 (AMBAC)(a)	100	93,081
0.00%, 08/15/21 (ETM)(a)	375	350,786
City of Austin TX Electric Utility Revenue RB, Series A, 5.00%, 11/15/21	120	129,558
City of Austin TX GOL 5.00%, 09/01/21	465	500,261
Series A, 4.00%, 09/01/21	30	31,457
City of Austin TX Water & Wastewater System Revenue RB 5.00%, 05/15/21	190	202,954

Security	Par (000)	Value

Texas (continued)
5.00%, 11/15/21	$110	$118,762
5.00%, 11/15/21 (ETM)	25	27,022
Series A, 5.00%, 05/15/21	125	133,523
Series A, 5.00%, 11/15/21	25	26,991
City of Corpus Christi TX Utility System Revenue RB 5.00%, 07/15/21	155	165,985
Series C, 5.00%, 07/15/21	50	53,544
City of Dallas TX GOL, 5.00%, 02/15/21	160	169,525
City of Dallas TX Waterworks & Sewer System Revenue RB 5.00%, 10/01/21	65	69,975
Series A, 5.00%, 10/01/21	110	118,419
City of Denton TX GO, 5.00%, 02/15/21	55	58,388
City of Denton TX GOL, 5.00%, 02/15/21	100	106,160
City of El Paso TX GOL, 4.00%, 08/15/21	110	115,046
City of El Paso TX Water & Sewer Revenue RB, 5.00%, 03/01/21	75	79,673
City of Fort Worth TX Water & Sewer System Revenue RB, 5.00%, 02/15/21	80	84,983
City of Garland TX Electric Utility System Revenue RB, 5.00%, 03/01/21	65	68,897
City of Garland TX GOL, 5.00%, 02/15/21	115	122,137
City of Grand Prairie TX GOL, 5.00%, 02/15/21	150	159,309
City of Houston TX Airport System Revenue RB, Series B, 5.00%, 07/01/21	375	401,306
City of Houston TX Combined Utility System Revenue RB
Series B, 5.00%, 11/15/21	110	118,660
Series C, 5.00%, 05/15/21	160	170,909
Series D, 5.00%, 11/15/21	245	264,514
City of Houston TX GOL, Series A, 5.00%, 03/01/21	300	318,592
City of Lubbock TX GOL 4.00%, 02/15/21	420	436,565
5.00%, 02/15/21	190	201,704
City of San Antonio Texas Electric & Gas Systems Revenue RB
4.00%, 02/01/21	300	311,904
5.00%, 02/01/21	295	313,136
City of San Marcos TX GOL, 5.00%, 08/15/21	40	42,875
Clear Creek Independent School District GO, Series A, 5.00%, 02/15/21	100	106,206
Clifton Higher Education Finance Corp. RB, 5.00%, 03/01/21	80	84,928
Conroe Independent School District GO, 5.00%, 02/15/21 (PSF)	40	42,482
County of Denton TX GOL, 5.00%, 07/15/21	125	134,063
County of Fort Bend TX GO, 5.00%, 03/01/21	15	15,949
County of Harris TX GOL
Series A, 5.00%, 08/15/21	55	59,107
Series A, 5.00%, 10/01/21	75	80,807
Series B, 5.00%, 10/01/21	100	107,742
County of Harris TX RB 5.00%, 08/15/21	145	155,705
Series A, 5.00%, 08/15/21	125	134,229
Cypress-Fairbanks Independent School District GO 4.00%, 02/15/21 (PSF)	120	124,814
5.00%, 02/15/21	50	53,115
Series A, 5.00%, 02/15/21	280	297,441
Series C, 5.00%, 02/15/21	100	106,229
Dallas Area Rapid Transit RB
Series A, 5.00%, 12/01/21	190	205,464
Series B, 5.00%, 12/01/21	55	59,476
Dallas Independent School District GO, 4.00%, 08/15/21	70	73,366

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Dec 2021 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
Dallas/Fort Worth International Airport RB
Series E, 5.00%, 11/01/21	$125	$134,495
Series F, 5.00%, 11/01/21	180	193,673
Series G, 5.00%, 11/01/21	85	91,457
Denton Independent School District GO, Series A, 5.00%, 08/15/21	100	107,467
DeSoto Independent School District GO, 0.00%, 08/15/21(a)	250	234,245
Edinburg Consolidated Independent School District/TX GO, 4.00%, 02/15/21	100	103,921
Fort Bend Independent School District GO, 5.00%, 08/15/21	45	48,373
Fort Worth Independent School District GO, 5.00%, 02/15/21	175	185,780
Frisco Independent School District GO 5.00%, 08/15/21 (PSF)	100	107,467
Series A, 4.50%, 08/15/21	20	21,225
Garland Independent School District GO, 5.00%, 02/15/21 (PSF)	100	106,206
Grapevine-Colleyville Independent School District GO 5.00%, 08/15/21	55	59,091
Series A, 5.00%, 08/15/21	45	48,259
Harris County Cultural Education Facilities Finance Corp. RB 5.00%, 10/01/21	30	32,243
Series A, 5.00%, 11/15/21	105	112,724
Harris County Flood Control District GOL, Series A, 5.25%, 10/01/21	230	249,350
Harris County Hospital District RB, 5.00%, 02/15/21	100	105,792
Houston Community College System GOL, 5.00%, 02/15/21	230	244,485
Houston Community College System RB, 5.00%, 04/15/21	100	106,452
Houston Independent School District GOL, 5.00%, 02/15/21 (PSF)	100	106,183
Katy Independent School District GO, Series A, 5.00%, 02/15/21 (PSF)	275	292,193
Keller Independent School District/TX GO, Series A, 5.00%, 08/15/21	135	144,967
Laredo Community College District GOL, 5.00%, 08/01/21	65	69,447
Leander Independent School District GO 0.00%, 08/15/21(a)	675	632,286
Series B, 0.00%, 08/15/21(a)	150	140,123
Series D, 0.00%, 08/15/21(a)	50	46,836
Lewisville Independent School District GO
Series A, 5.00%, 08/15/21 (PSF)	150	161,242
Series B, 4.00%, 08/15/21	285	298,230
Lone Star College System GOL 5.00%, 02/15/21	190	201,748
Series A, 5.00%, 08/15/21	145	155,705
Longview Independent School District GO, 5.00%, 02/15/21	70	74,344
Lower Colorado River Authority RB 5.00%, 05/15/21	215	229,220
Series A, 5.00%, 05/15/21	170	181,244
Series B, 5.00%, 05/15/21	150	159,921
Magnolia Independent School District/TX GO, 5.00%, 08/15/21	60	64,430
Manor Independent School District GO, 5.00%, 08/01/21	15	16,080
Metropolitan Transit Authority of Harris County RB 5.00%, 11/01/21	135	145,458
Series B, 5.00%, 11/01/21	220	237,043
Midland Independent School District GO, 5.00%, 02/15/21	50	53,115
North East Independent School District/TX GO, 5.25%, 02/01/21	115	122,645
North Texas Municipal Water District RB, 5.00%, 06/01/21	900	962,678

Security	Par (000)	Value

Texas (continued)
North Texas Municipal Water District Water System Revenue RB, 5.00%, 09/01/21	$210	$225,805
North Texas Tollway Authority RB 6.00%, 01/01/43 (PR 01/01/21)	550	593,670
Series A, 5.00%, 01/01/21	365	386,152
Series A, 5.00%, 09/01/21 (ETM)	20	21,488
Series A, 5.50%, 09/01/36 (PR 09/01/21)	690	749,754
Series D, 5.00%, 09/01/28 (PR 09/01/21)	800	858,384
Series D, 5.00%, 09/01/29 (PR 09/01/21)	155	166,312
Series D, 5.00%, 09/01/32 (PR 09/01/21)	120	128,758
Series D, 5.25%, 09/01/27 (PR 09/01/21)	1,500	1,619,685
Northside Independent School District GO 5.00%, 08/15/21	265	284,713
Series A, 4.00%, 08/15/21 (PSF)	40	41,901
Northwest Independent School District GO, 5.00%, 02/15/21	40	42,482
Permanent University Fund - Texas A&M University System RB, 5.00%, 07/01/21	130	139,434
Permanent University Fund - University of Texas System RB, Series A, 5.00%, 07/01/21	160	171,698
Pflugerville Independent School District GO, 5.00%, 02/15/21	50	53,103
Port Authority of Houston of Harris County Texas GO, Series A, 5.00%, 10/01/21	125	134,530
Richardson Independent School District GO, 4.00%, 02/15/21	300	311,763
San Antonio Water System RB 5.00%, 05/15/21	175	187,021
Series A, 5.00%, 05/15/21	55	58,778
Series B, 5.00%, 05/15/21	50	53,435
South Texas College GOL, 5.00%, 08/15/21	70	75,090
Southwest Higher Education Authority Inc. RB, 5.00%, 10/01/21	140	150,346
Spring Branch Independent School District GO, Series B, 5.00%, 02/01/21	115	121,992
State of Texas GO 5.00%, 04/01/21	750	799,455
5.00%, 08/01/21	35	37,588
5.00%, 10/01/21	435	468,804
Series C, 5.00%, 08/01/21	20	21,479
Series D, 5.00%, 05/15/21	200	213,790
Series G, 5.00%, 08/01/21	100	107,394
Tarrant County Cultural Education Facilities Finance Corp. RB, 5.00%, 12/01/21	90	97,158
Tarrant Regional Water District RB 5.00%, 03/01/21	120	127,532
6.00%, 09/01/21	150	165,292
Series A, 5.00%, 03/01/21	45	47,825
Texas State University System RB 4.50%, 03/15/21	15	15,785
5.00%, 03/15/21	125	132,975
Series A, 5.00%, 03/15/21	1,000	1,063,800
Texas Transportation Commission State Highway Fund RB 5.00%, 10/01/21	450	484,704
Series A, 5.00%, 04/01/21	680	724,513
Texas Water Development Board RB, Series A, 5.00%, 10/15/21	275	296,238
Trinity River Authority Central Regional Wastewater System Revenue RB, 5.00%, 08/01/21	195	209,418
Tyler Independent School District GO, 5.00%, 02/15/21 (PSF)	150	159,343
University of Houston RB, Series A, 5.00%, 02/15/21	150	159,171

26	2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Dec 2021 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
University of North Texas System RB 5.00%, 04/15/21	$225	$240,016
Series A, 5.00%, 04/15/21	40	42,670
University of Texas System (The) RB
Series A, 4.00%, 08/15/21	90	94,352
Series B, 5.00%, 08/15/21	155	166,661
Series C, 5.00%, 08/15/21	280	301,064
Series D, 5.00%, 08/15/21	150	161,284
Series I, 5.00%, 08/15/21	260	279,560

		28,001,718
Utah — 0.9%
Central Utah Water Conservancy District GOL, Series C, 5.00%, 04/01/21	80	85,295
County of Salt Lake UT RB, Series A, 5.00%, 02/01/21	75	79,730
Metropolitan Water District of Salt Lake & Sandy RB, Series A, 4.00%, 07/01/21	100	104,657
State of Utah GO
Series 2011-A, 5.00%, 07/01/24 (PR 07/01/21)	530	568,892
Series A, 4.00%, 07/01/21	35	36,704
Series A, 5.00%, 07/01/22 (PR 07/01/21)	95	101,971
Series A, 5.00%, 07/01/26 (PR 07/01/21)	400	429,352
University of Utah (The) RB, Series A, 5.00%, 08/01/21	175	188,230
Utah State Building Ownership Authority RB, 5.00%, 05/15/21	380	405,810
Utah Transit Authority RB, Series A, 5.00%, 06/15/21	105	112,358

		2,112,999
Vermont — 0.3%
Vermont Municipal Bond Bank RB, Series 3, 5.00%, 12/01/21	565	611,511

Virginia — 6.5%
City of Alexandria VA, 5.00%, 07/15/21	35	37,585
City of Norfolk VA GO, 5.00%, 08/01/21	40	42,980
City of Norfolk VA Water Revenue RB, 5.00%, 11/01/21	105	113,514
City of Virginia Beach VA GO, Series B, 5.00%, 09/15/21 (SAW)	75	80,894
County of Arlington VA GO
Series A, 4.00%, 08/01/29 (PR 08/01/21)	2,000	2,095,400
Series A, 5.00%, 08/01/21	155	166,718
Series A, 5.00%, 08/15/21	210	226,094
Series C, 5.00%, 08/15/22 (PR 02/15/21) (SAW)	1,100	1,170,554
County of Chesterfield VA GO, Series B, 5.00%, 01/01/21 (SAW)	200	212,202
County of Fairfax VA GO
Series A, 5.00%, 10/01/21	100	108,006
Series A, 5.00%, 10/01/25 (PR 10/01/21)	1,250	1,347,500
Series B, 5.00%, 04/01/21	115	122,807
County of Fairfax VA Sewer Revenue RB, 5.00%, 07/15/24 (PR 07/15/21)	580	623,320
County of Henrico VA GO, 5.00%, 07/15/21	190	204,138
County of Loudoun VA GO, 5.00%, 12/01/21	515	558,352
Fairfax County Economic Development Authority RB, Series A, 5.00%, 10/01/21	80	86,358
University of Virginia RB, Series B, 5.00%, 08/01/21	75	80,670
Virginia College Building Authority RB 5.00%, 02/01/21	505	536,391
5.00%, 09/01/21	50	53,820
Series 2, 5.00%, 09/01/21	35	37,674
Series A, 5.00%, 09/01/21	345	371,358
Series E -1, 5.00%, 02/01/21	170	180,567
Virginia Commonwealth Transportation Board RB 5.00%, 03/15/21	205	218,471

Security	Par (000)	Value

Virginia (continued)
5.00%, 05/15/21	$325	$347,740
5.00%, 09/15/21	340	366,520
5.00%, 05/15/25 (PR 05/15/21)	1,175	1,256,310
5.00%, 05/15/32 (PR 05/15/21)	1,600	1,710,720
Series B, 5.00%, 09/15/21	75	80,850
Virginia Public Building Authority RB
Series A, 5.00%, 08/01/21	320	344,016
Series B, 5.00%, 08/01/21	195	209,635
Virginia Public School Authority RB 5.00%, 01/15/21	125	132,760
5.00%, 08/01/21	75	80,712
5.00%, 08/01/21 (NPFGC)	185	199,037
5.00%, 11/01/21	405	438,332
Series A, 5.00%, 08/01/21	35	37,656
Series B, 4.00%, 08/01/26 (PR 08/01/21) (NPFGC)	525	550,042
Series IV, 5.00%, 04/15/21	105	112,216
Virginia Resources Authority RB 5.00%, 10/01/21	200	215,954
5.00%, 11/01/21	130	140,681
Series B, 5.00%, 11/01/21	140	151,522

		15,050,076
Washington — 6.8%
Auburn School District No. 408 of King & Pierce Counties GO, 4.00%, 12/01/21	20	21,048
Central Puget Sound Regional Transit Authority RB 5.00%, 02/01/21	165	175,294
Series S-1, 5.00%, 11/01/21	75	81,014
City of Bellevue WA GOL, 5.00%, 12/01/21	475	513,955
City of Seattle WA Drainage & Wastewater Revenue RB, 5.00%, 04/01/21	115	122,639
City of Seattle WA GO 5.00%, 09/01/21	110	118,499
5.00%, 12/01/21	460	498,295
City of Seattle WA GOL 4.50%, 03/01/21	50	52,679
5.00%, 11/01/21	75	81,082
City of Seattle WA Municipal Drainage & Wastewater Revenue RB, 5.00%, 09/01/21	70	75,348
City of Seattle WA Municipal Light & Power Revenue RB 5.00%, 09/01/21	370	398,268
Series A, 5.00%, 02/01/21	100	106,216
Series B, 5.00%, 04/01/21	300	319,929
City of Seattle WA Water System Revenue RB 5.00%, 05/01/21	75	80,132
5.00%, 09/01/21	700	753,480
City of Tacoma WA Electric System Revenue RB, Series A, 5.00%, 01/01/21	250	264,380
City of Vancouver WA GOL, Series B, 5.00%, 12/01/21	245	264,941
Clark County Public Utility District No. 1 RB, 5.00%, 01/01/21	205	217,015
County of King WA GO, 5.00%, 12/01/21	125	135,367
County of King WA GOL 5.00%, 01/01/21	50	53,018
5.00%, 06/01/21	80	85,692
5.00%, 07/01/21	160	171,698
5.00%, 12/01/21	175	189,514
Series E, 4.00%, 06/01/21	100	104,618
County of King WA Sewer Revenue RB 5.00%, 07/01/21	100	107,230
5.00%, 01/01/31 (PR 01/01/21)	1,560	1,652,789
5.00%, 01/01/35 (PR 01/01/21)	210	222,720

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Dec 2021 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Washington (continued)
Series A, 5.00%, 01/01/21	$80	$84,776
Series B, 4.00%, 01/01/21	150	155,800
Series B, 5.00%, 07/01/21	225	241,267
Energy Northwest RB 5.00%, 07/01/21	75	80,423
Series A, 5.00%, 07/01/21	960	1,029,408
Franklin County School District No. 1 Pasco GO, 4.00%, 12/01/21	130	136,613
King County Public Hospital District No. 2 GO, 5.00%, 12/01/21	50	53,946
King County School District No. 405 Bellevue GO, Series A, 5.00%, 12/01/21	175	189,352
Lewis County Public Utility District No. 1 RB, 5.00%, 10/01/21	20	21,531
Pierce County School District No. 416 White River GO, 5.00%, 12/01/21 (GTD)	50	54,101
Port of Seattle WA RB
Series A, 4.00%, 08/01/21	115	120,173
Series A, 5.00%, 08/01/21	100	107,145
Series A, 5.25%, 07/01/21	150	161,325
Series B, 5.00%, 03/01/21	165	175,164
Public Utility District No. 1 of Cowlitz County WA RB, Series A, 5.00%, 09/01/21	25	26,796
Snohomish County Public Utility District No. 1 RB, 4.00%, 12/01/21	195	204,920
Snohomish County School District No. 15 Edmonds GO, 5.00%, 12/01/21	130	140,661
Snohomish County School District No. 15 Edmonds RB, 5.00%, 12/01/21	25	27,050
Snohomish County School District No. 2 Everett GO, 5.00%, 12/01/21	210	228,203
State of Washington COP 5.00%, 07/01/21	210	224,902
Series B, 4.00%, 07/01/21	225	235,179
State of Washington GO 5.00%, 07/01/21	260	278,798
5.00%, 08/01/21	100	107,421
Series 03-C, 0.00%, 06/01/21(a)	115	108,161
Series 2016-A, 5.00%, 07/01/21	140	150,122
Series A, 5.00%, 08/01/29 (PR 08/01/21)	1,200	1,290,384
Series B, 5.00%, 08/01/21	270	290,037
Series C, 0.00%, 06/01/21(a)	200	188,106
Series C, 5.00%, 06/01/21	100	107,037
Series R, 5.00%, 07/01/21	255	273,436
Series R-2013A, 5.00%, 07/01/21	105	112,592
Series R-2015, 5.00%, 07/01/21	115	123,314
Series R-2015E, 5.00%, 07/01/21	500	536,150
State of Washington RB, 5.00%, 09/01/21	525	563,466
University of Washington RB 5.00%, 07/01/21	465	498,870
Series A, 5.00%, 04/01/21	220	234,667
Series B, 5.00%, 06/01/21	25	26,772
Series C, 5.00%, 07/01/21	35	37,549
Washington State University RB, 5.00%, 04/01/21	95	101,149

		15,593,626
West Virginia — 0.3%
State of West Virginia GO 5.00%, 11/01/21	100	108,079
Series A, 5.00%, 11/01/21	340	367,469

Security	Par/ Shares (000)	Value

West Virginia (continued)
West Virginia State School Building Authority Lottery RB, Series A, 5.00%, 07/01/21	$150	$160,603
West Virginia University RB, Series B, 5.00%, 10/01/21	25	26,899
West Virginia Water Development Authority RB, 5.00%, 07/01/21	100	107,364

		770,414

Wisconsin — 2.0%
City of Milwaukee WI GO 5.00%, 05/01/21	25	26,698
Series N-3, 5.00%, 05/15/21	95	101,550
Milwaukee County Metropolitan Sewer District GO, Series A, 5.25%, 10/01/21	150	162,930
State of Wisconsin Clean Water Fund Leveraged Loan Portfolio RB
Series 1, 4.00%, 06/01/21 (ETM)	55	57,540
Series 1, 5.00%, 06/01/21 (ETM)	100	106,855
Series 2, 5.00%, 06/01/21 (ETM)	30	32,135
State of Wisconsin Environmental Improvement Fund Revenue RB, 5.00%, 06/01/21	425	455,239
State of Wisconsin GO 5.00%, 05/01/21	255	272,578
Series 1, 5.00%, 05/01/21	560	598,601
Series 1, 5.00%, 11/01/21	345	372,873
Series 2, 4.00%, 11/01/21	335	352,299
Series 2, 5.00%, 05/01/21	45	48,102
Series 2, 5.00%, 11/01/21	155	167,522
Series 3, 5.00%, 11/01/21	365	394,488
Wisconsin Department of Transportation RB 5.00%, 07/01/21	300	321,852
Series 1, 5.00%, 07/01/21	535	573,969
Series 2, 5.00%, 07/01/21	295	316,487
Wisconsin Health & Educational Facilities Authority RB, 4.00%, 11/15/21	50	52,419
WPPI Energy RB, Series A, 5.00%, 07/01/21	205	219,766

		4,633,903

Total Municipal Debt Obligations — 98.7% (Cost: $231,360,619)		227,750,620

Short-Term Investments

Money Market Funds — 0.0%
BlackRock Liquidity Funds: MuniCash, 1.45%(d)(e)	98	98,348

Total Short-Term Investments — 0.0% (Cost: $98,348)		98,348

Total Investments in Securities — 98.7% (Cost: $231,458,967)		227,848,968

Other Assets, Less Liabilities — 1.3%		2,910,666

Net Assets — 100.0%		$230,759,634

(a)	Zero-coupon bond.
(b)	Variable or floating rate security. Rate shown is the rate in effect as of period-end.
(c)	Security is payable upon demand on each reset date.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.

28	2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Dec 2021 Term Muni Bond ETF

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 10/31/17 (000)	Net Activity (000)	Shares Held at 10/31/18 (000)	Value at 10/31/18	Income	Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds: Muni Cash	1,078	(980)	98	$98,348	$6,432	$(202)		$—

(a)	Includes realized capital gain distributions from an affiliated fund, if any.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Municipal Debt Obligations	$—	$227,750,620	$—	$227,750,620
Money Market Funds	98,348	—	—	98,348

	$98,348	$227,750,620	$—	$227,848,968

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments October 31, 2018	iShares® iBonds® Dec 2022 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Debt Obligations
Alabama — 1.3%
Alabama Federal Aid Highway Finance Authority RB 4.00%, 09/01/22	$305	$321,720
5.00%, 09/01/22	25	27,336
5.00%, 09/01/23 (PR 09/01/22)	150	165,054
Series A, 5.00%, 09/01/22	250	274,895
Alabama Public School & College Authority RB
Series A, 5.00%, 02/01/22	70	75,947
Series B, 5.00%, 01/01/22	570	617,413
Series B, 5.00%, 05/01/22	360	392,735
Series C, 5.00%, 09/01/22	170	186,602
City of Huntsville AL Water Revenue RB, 5.00%, 11/01/22	180	198,241
State of Alabama GO, Series A, 5.00%, 08/01/22	665	730,343

		2,990,286
Alaska — 0.1%
Alaska Municipal Bond Bank Authority RB
Series 1, 4.00%, 02/01/22	150	157,259
Series 3, 5.00%, 07/01/22	20	21,761
Municipality of Anchorage AK GO, Series B, 5.00%, 09/01/22	80	87,905

		266,925
Arizona — 3.2%
Arizona Board of Regents COP
Series A, 5.00%, 06/01/22	115	125,487
Series B, 5.00%, 06/01/22	75	81,839
Arizona Department of Transportation State Highway Fund Revenue RB
Series A, 5.00%, 07/01/22	355	388,878
Series A, 5.00%, 07/01/27 (PR 07/01/22)	415	453,686
Arizona State University RB, Series A, 5.00%, 07/01/22	230	251,779
Arizona Transportation Board RB, 5.00%, 07/01/22	440	481,989
Arizona Water Infrastructure Finance Authority RB
Series A, 5.00%, 10/01/22	195	214,826
Series A, 5.00%, 10/01/22 (ETM)	125	137,758
City of Chandler AZ GOL, 4.00%, 07/01/22	120	127,474
City of Chandler AZ RB, 5.00%, 07/01/22	100	109,543
City of Mesa AZ RB, 5.00%, 07/01/22	250	272,935
City of Phoenix AZ GO, 4.00%, 07/01/22	170	180,402
City of Phoenix AZ GOL, Series C, 4.00%, 07/01/22	265	281,215
City of Phoenix Civic Improvement Corp. RB 5.00%, 07/01/22	595	651,782
Series A, 5.00%, 07/01/22	170	186,223
Series B, 5.00%, 07/01/22	605	662,735
City of Scottsdale AZ GO, Series B, 5.00%, 07/01/22	215	235,915
City of Tempe AZ GO, Series B, 4.50%, 07/01/22	55	59,388
City of Tempe AZ GOL, Series C, 4.00%, 07/01/22	55	58,425
City of Tucson AZ Water System Revenue RB 5.00%, 07/01/22	140	153,360
Series A, 5.00%, 07/01/22	45	49,294
County of Pima AZ GOL, 4.00%, 07/01/22	95	100,573
County of Pima AZ RB, 5.00%, 07/01/22	110	120,294
Gilbert Water Resource Municipal Property Corp. RB, 5.00%, 07/01/22	105	115,137
Maricopa County Community College District GO, 5.00%, 07/01/22	400	438,172
Maricopa County High School District GOL, 5.00%, 07/01/22	225	246,305
Salt River Project Agricultural Improvement & Power District RB
Series A, 5.00%, 01/01/22	35	37,967
Series A, 5.00%, 12/01/22	200	220,996

Security	Par (000)	Value

Arizona (continued)
Scottsdale Municipal Property Corp. RB, 5.00%, 07/01/22	$310	$339,583
State of Arizona COP, 5.00%, 09/01/22	235	257,769
University of Arizona RB 5.00%, 06/01/22	200	218,598
Series A, 5.00%, 06/01/22	80	87,439

		7,347,766
Arkansas — 0.2%
State of Arkansas GO, 5.00%, 10/01/22	285	313,526
University of Arkansas RB, Series A, 5.00%, 11/01/22	135	148,357

		461,883
California — 8.4%
Alameda Corridor Transportation Authority RB, Series A, 5.00%, 10/01/22	90	99,613
Alameda Unified School District-Alameda County/CA GO, Series A, 0.00%, 08/01/22 (AGM)(a)	110	100,593
Benicia Unified School District GO, Series A, 0.00%, 08/01/22 (NPFGC)(a)	25	22,727
Beverly Hills Unified School District CA GO, 0.00%, 08/01/22(a)	60	55,012
Burbank Unified School District GO, Series C, 0.00%, 08/01/22 (NPFGC)(a)	90	81,939
California Health Facilities Financing Authority RB
Series A, 5.00%, 03/01/22	175	189,591
Series A, 5.00%, 10/01/22	165	182,820
Series C, 5.00%, 08/01/31(b)(c)	355	392,836
California Infrastructure & Economic Development Bank RB 5.00%, 07/01/22	100	109,728
Series A, 5.00%, 10/01/22	290	323,170
California State Public Works Board RB
Series A, 4.00%, 04/01/22	20	21,191
Series A, 5.00%, 04/01/22	105	114,688
Series B, 5.00%, 10/01/22	310	342,008
Series C, 5.00%, 11/01/22	135	149,171
Series D, 5.00%, 09/01/22	210	231,319
Series D, 5.00%, 09/01/37 (PR 09/01/22)	200	222,014
Series F, 5.00%, 05/01/22	260	284,560
Series G, 5.00%, 11/01/22	95	104,972
Series H, 5.00%, 12/01/22	335	370,858
California State University RB
Series A, 5.00%, 11/01/22	100	111,348
Series C, 5.00%, 11/01/22 (AGM)	30	33,404
California Statewide Communities Development Authority RB 5.00%, 05/15/22	50	53,976
Series A, 5.00%, 05/15/22	100	107,952
Carlsbad Unified School District GO, 0.00%, 05/01/22 (NPFGC)(a)	100	92,059
Chabot-Las Positas Community College District GO, 5.00%, 08/01/22	120	132,702
City & County of San Francisco CA COP, Series R-1, 5.00%, 09/01/22	45	49,936
City & County of San Francisco CA GO, Series R-1, 5.00%, 06/15/22	25	27,661
City of Los Angeles CA Wastewater System Revenue RB, Series C, 5.00%, 06/01/22	60	66,342
City of Los Angeles Department of Airports RB
Series B, 5.00%, 05/15/22	30	33,112
Series C, 5.00%, 05/15/22	20	22,074
City of Sacramento CA Water Revenue RB, 5.00%, 09/01/22	80	88,774

30	2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Dec 2022 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California (continued)
City of San Francisco CA Public Utilities Commission Water Revenue RB 4.00%, 11/01/22	$25	$26,922
5.00%, 11/01/22	255	284,353
City of Santa Clara CA Electric Revenue RB, Series A, 5.00%, 07/01/22	95	104,417
Corona-Norco Unified School District GO, Series C, 0.00%, 08/01/22 (AGM)(a)	100	91,347
County of Los Angeles CA COP, 5.00%, 09/01/22	80	88,868
County of Santa Clara CA GO, Series B, 5.00%, 08/01/22	40	44,234
East Bay Municipal Utility District Water System Revenue RB, Series B, 5.00%, 06/01/22	80	88,602
East Side Union High School District GO, 5.00%, 08/01/22	100	110,852
Encinitas Union School District/CA GO, 0.00%, 08/01/22(a)	60	54,889
Evergreen School District GO, 5.00%, 09/01/22	100	110,812
Foothill-De Anza Community College District GO, 5.00%, 08/01/22	20	22,178
Healdsburg Unified School District GO, Series A, 0.00%, 08/01/22(a)	80	72,942
Las Virgenes Unified School District GO 0.00%, 11/01/22 (AGM)(a)	55	49,997
Series D, 0.00%, 09/01/22 (NPFGC)(a)	100	91,197
Los Altos Elementary School District GO, 4.00%, 08/01/22	25	26,843
Los Angeles Community College District/CA GO
Series A, 5.00%, 08/01/22	130	144,357
Series G, 4.00%, 08/01/22	100	107,446
Series G, 5.00%, 08/01/22	125	138,805
Los Angeles County Metropolitan Transportation Authority RB, Series B, 5.00%, 07/01/22	45	49,829
Los Angeles County Public Works Financing Authority RB, Series D, 5.00%, 12/01/22	50	55,787
Los Angeles County Redevelopment Refunding Authority RB, Series C, 5.00%, 12/01/22	25	27,810
Los Angeles Department of Water & Power System Revenue RB
Series A, 4.00%, 07/01/22	50	53,570
Series B, 5.00%, 07/01/22	180	199,183
Series C, 4.00%, 07/01/22	45	48,213
Los Angeles Unified School District/CA GO
Series A, 5.00%, 07/01/22	495	546,827
Series B, 5.00%, 07/01/22	200	220,940
Series C, 5.00%, 07/01/22	205	226,463
Manhattan Beach Unified School District GO, Series B, 0.00%, 09/01/22 (NPFGC)(a)	25	22,817
Milpitas Redevelopment Agency Successor Agency TA, 5.00%, 09/01/22	155	171,456
Monterey Peninsula Community College District GO, 0.00%, 08/01/22(a)	110	99,350
Morgan Hill Redevelopment Agency Successor Agency TA, Series A, 5.00%, 09/01/22	50	55,309
Mount Diablo Unified School District/CA GO, Series A, 0.00%, 08/01/22 (AGM)(a)	160	146,046
Municipal Improvement Corp. of Los Angeles RB, Series B, 5.00%, 11/01/22	130	144,330
New Haven Unified School District GO, 0.00%, 08/01/22 (AGM)(a)	50	45,555
Novato Unified School District/CA GO, 4.00%, 02/01/22	80	85,108
Oxnard Financing Authority RB, 5.00%, 06/01/22	20	21,845
Poway Redevelopment Agency Successor Agency TA, Series A, 5.00%, 06/15/22	25	27,541

Security	Par (000)	Value

California (continued)
Poway Unified School District GO, 5.00%, 08/01/22	$15	$16,628
Redwood City Elementary School District/CA GO, 0.00%, 08/01/22 (NPFGC)(a)	40	36,363
Sacramento City Financing Authority RB, Series E, 5.25%, 12/01/22 (AMBAC)	330	368,524
Sacramento Municipal Utility District RB, 5.00%, 07/01/22	30	33,276
San Diego County Water Authority Financing Corp. RB, 5.00%, 05/01/22	290	319,864
San Diego Regional Building Authority RB, Series A, 5.00%, 10/15/22	260	289,292
San Diego Unified School District/CA GO
Series A, 0.00%, 07/01/22 (NPFGC)(a)	380	347,818
Series H-2, 5.00%, 07/01/22	75	83,105
San Francisco Bay Area Rapid Transit District Sales Tax Revenue RB, Series A, 5.00%, 07/01/22	75	82,993
San Francisco City & County Airport Commission San Francisco International Airport RB
Series A, 5.00%, 05/01/22	60	66,072
Series D, 5.00%, 05/01/22	100	110,120
San Joaquin Delta Community College District GO, Series A, 5.00%, 08/01/22	50	55,293
San Jose Financing Authority RB, Series A, 5.00%, 06/01/22	50	55,194
San Juan Unified School District GO, 0.00%, 08/01/22 (AGM)(a)	25	22,905
San Mateo County Community College District GO 4.00%, 09/01/22	30	32,201
Series A, 0.00%, 09/01/22 (NPFGC)(a)	175	160,505
San Rafael City High School District/CA GO, Series B, 0.00%, 08/01/22 (NPFGC)(a)	100	91,414
San Rafael Redevelopment Agency TA, 0.00%, 12/01/22 (AMBAC)(a)	75	67,769
San Ramon Valley Unified School District/CA GO, 4.00%, 08/01/22	110	117,737
Santa Ana Unified School District GO, Series B, 0.00%, 08/01/22 (NPFGC)(a)	40	36,390
Santa Monica Community College District GO, Series E, 0.00%, 08/01/22(a)	50	45,775
Santa Monica-Malibu Unified School District GO, 0.00%, 08/01/22 (NPFGC)(a)	55	50,390
Saratoga Union School District GO, Series A, 0.00%, 09/01/22 (NPFGC)(a)	70	64,032
Sierra Joint Community College District School Facilities District No. 2 GO, Series B, 0.00%, 08/01/22 (NPFGC)(a)	50	45,640
Sonoma County Junior College District GO, 5.00%, 08/01/22	115	127,216
Southern California Public Power Authority RB, Series A, 5.00%, 07/01/22	40	44,233
State of California Department of Water Resources Power Supply Revenue RB
Series O, 4.00%, 05/01/22	105	112,022
Series O, 5.00%, 05/01/22	505	555,747
State of California Department of Water Resources RB
Series AM, 5.00%, 12/01/22	150	167,735
Series AS, 5.00%, 12/01/22	75	83,867
Series AW, 5.00%, 12/01/22	15	16,773
Series AX, 5.00%, 12/01/22	100	111,823
State of California GO 4.00%, 02/01/22	30	31,731
5.00%, 02/01/22	150	163,336
5.00%, 03/01/22	30	32,733
5.00%, 04/01/22	125	136,620

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Dec 2022 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California (continued)
5.00%, 05/01/22	$365	$399,737
5.00%, 08/01/22	280	308,148
5.00%, 09/01/22	2,595	2,860,443
5.00%, 10/01/22	425	469,218
5.00%, 11/01/22	290	320,673
5.00%, 12/01/22	50	55,393
5.25%, 09/01/22	115	127,903
5.25%, 10/01/22	495	551,509
Series A, 5.00%, 09/01/22	105	115,740
Series B, 5.00%, 08/01/22	200	220,106
Series B, 5.00%, 09/01/22	1,000	1,102,290
Torrance Unified School District GO, 5.00%, 08/01/22	40	44,264
University of California RB
Series AO, 4.00%, 05/15/22	20	21,423
Series AO, 5.00%, 05/15/22	170	187,877
Series AR, 4.00%, 05/15/22	50	53,557
Series G, 5.00%, 05/15/22	40	44,163
Ventura County Community College District GO, Series C, 0.00%, 08/01/22(a)	250	228,282
William S Hart Union High School District GO, Series B, 0.00%, 09/01/22 (AGM)(a)	25	22,748

		19,441,800
Colorado — 1.3%
Board of Governors of Colorado State University System RB
Series A, 5.00%, 03/01/22	105	114,107
Series B, 5.00%, 03/01/22	175	190,178
City & County of Denver CO GO, 0.00%, 01/29/22(a)	20	18,464
City & County of Denver Co. Airport System Revenue RB, Series B, 5.00%, 11/15/22	185	203,696
City & County of Denver Co. RB, Series A, 5.00%, 08/01/22	120	131,564
City of Colorado Springs CO Utilities System Revenue RB, Series A, 5.00%, 11/15/22	20	22,062
Denver City & County School District No. 1 GO
Series B, 4.00%, 12/01/22 (SAW)	150	159,936
Series B, 4.00%, 12/01/28 (PR 12/01/22) (SAW)	1,000	1,066,640
Series B, 5.00%, 12/01/25 (PR 12/01/22) (SAW)	225	248,251
Series B, 5.00%, 12/01/26 (PR 12/01/22) (SAW)	190	209,635
Series B, 5.00%, 12/01/31 (PR 12/01/22) (SAW)	145	159,984
E-470 Public Highway Authority RB, Series B, 0.00%, 09/01/22 (NPFGC)(a)	90	81,274
Summit County School District No. Re-1 Summit GO, 5.00%, 12/01/22 (SAW)	75	82,812
University of Colorado RB
Series A-1, 4.00%, 06/01/22	120	127,312
Series B, 5.00%, 06/01/22	110	120,468

		2,936,383
Connecticut — 1.6%
Connecticut State Health & Educational Facilities Authority RB
Series A-1, 5.00%, 07/01/42(b)(c)	345	377,540
Series E, 5.00%, 07/01/22	150	163,596
State of Connecticut GO
Series A, 4.00%, 03/01/22	50	52,023
Series A, 5.00%, 10/15/22	255	276,050
Series C, 5.00%, 06/01/22	70	75,359
Series C, 5.00%, 06/15/22	90	96,961
Series D, 5.00%, 06/15/22	20	21,547
Series E, 5.00%, 08/15/22	175	188,993
Series E, 5.00%, 10/15/22	565	611,641

Security	Par (000)	Value

Connecticut (continued)
Series F, 4.00%, 11/15/22	$675	$705,969
Series F, 5.00%, 11/15/22	90	97,542
State of Connecticut Special Tax Revenue RB series A, 5.00%, 01/01/22	100	107,335
Series A, 5.00%, 08/01/22	50	54,163
Series A, 5.00%, 09/01/22	320	347,088
Series A, 5.00%, 10/01/22	165	179,193
Series B, 5.00%, 08/01/22	135	146,240
University of Connecticut RB
Series A, 5.00%, 02/15/22	105	112,609
Series A, 5.00%, 08/15/22	125	135,183

		3,749,032
Delaware — 0.3%
Delaware Transportation Authority RB 5.00%, 06/01/22	170	185,014
5.00%, 07/01/22	295	322,825
State of Delaware GO, Series B, 5.00%, 07/01/22	175	192,024
University of Delaware RB, Series A, 5.00%, 11/01/22	105	115,726

		815,589
District of Columbia — 1.1%
District of Columbia GO
Series A, 5.00%, 06/01/22	685	748,952
Series D, 5.00%, 06/01/22	200	218,672
Series E, 5.00%, 06/01/22	115	125,736
District of Columbia RB 5.00%, 07/15/22	75	81,784
Series A, 4.00%, 12/01/22	95	101,178
Series A, 5.00%, 12/01/22	300	331,370
Series C, 4.00%, 12/01/22	130	138,454
Series C, 5.00%, 12/01/22	140	154,640
District of Columbia Water & Sewer Authority RB
Series A, 5.00%, 10/01/22	100	109,891
Series C, 5.00%, 10/01/22	140	153,847
Metropolitan Washington Airports Authority RB, Series C, 5.00%, 10/01/22	355	389,279

		2,553,803
Florida — 5.2%
Board of Governors State University System of Florida RB, Series A, 5.00%, 07/01/22	30	32,786
Broward County FL Water & Sewer Utility Revenue RB, Series B, 5.00%, 10/01/22	245	269,761
Central Florida Expressway Authority RB, Series B, 4.00%, 07/01/22	55	58,187
City of Jacksonville FL RB 5.00%, 10/01/22	330	360,233
Series A, 4.00%, 10/01/22	50	52,875
Series A, 5.00%, 10/01/22	100	109,499
Series C, 5.00%, 10/01/22	100	109,695
City of Tallahassee FL Energy System Revenue RB, 5.00%, 10/01/22	45	49,433
City of Tampa FL RB 5.00%, 10/01/22	165	181,256
Series A, 5.00%, 10/01/22	140	154,069
Series B, 5.00%, 10/01/22	50	55,024
County of Broward FL Airport System Revenue RB
Series C, 5.00%, 10/01/22	245	268,273
Series P-2, 5.00%, 10/01/22	100	109,499
Series Q-1, 5.00%, 10/01/22	50	54,750

32	2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Dec 2022 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
County of Hillsborough FL Community Investment Tax Revenue RB, 5.00%, 11/01/22	$160	$175,701
County of Lee FL Transportation Facilities Revenue RB, 5.00%, 10/01/22 (AGM)	100	109,577
County of Miami-Dade FL Aviation Revenue RB, Series B, 5.00%, 10/01/22	310	341,273
County of Miami-Dade FL GO, 5.00%, 07/01/22	40	43,758
County of Miami-Dade FL RB, Series A, 5.00%, 10/01/22	45	49,151
County of Miami-Dade FL Transit System RB, 5.00%, 07/01/22	200	218,626
County of Miami-Dade FL Water & Sewer System Revenue RB 5.00%, 10/01/22	235	257,783
Series B, 5.25%, 10/01/22 (AGM)	125	138,774
County of Orange FL Sales Tax Revenue RB, Series C, 5.00%, 01/01/22	30	32,524
County of Palm Beach FL RB 5.00%, 05/01/22	60	65,562
5.00%, 06/01/22	100	109,444
5.00%, 11/01/22	45	49,633
Series A, 5.00%, 11/01/22	50	55,147
County of Palm Beach FL Water & Sewer Revenue RB, 4.00%, 10/01/22	30	31,886
County of Pasco FL Water & Sewer Revenue RB, Series A, 5.00%, 10/01/22	45	49,451
County of Sarasota FL RB, 5.00%, 10/01/22	55	60,483
Florida Department of Environmental Protection RB, Series A, 5.00%, 07/01/22	340	371,942
Florida Department of Management Services COP, Series A, 5.00%, 08/01/22	165	180,404
Florida Municipal Power Agency RB, Series A, 5.00%, 10/01/22	250	273,747
Florida State University Housing Facility Revenue RB, Series A, 5.00%, 05/01/22	250	272,205
Florida’s Turnpike Enterprise RB
Series A, 5.00%, 07/01/22	505	553,379
Series B, 5.00%, 07/01/22	165	180,807
Jacksonville Transportation Authority RB, 5.00%, 08/01/22	230	251,993
JEA Electric System Revenue RB, Series A, 5.00%, 10/01/22	80	87,693
JEA Water & Sewer System Revenue RB, Series A, 5.00%, 10/01/22	140	152,346
Miami-Dade County Educational Facilities Authority Revenue RB, Series B, 5.25%, 04/01/22 (AMBAC)	65	70,947
Miami-Dade County Expressway Authority RB
Series A, 5.00%, 07/01/22	45	49,162
Series B, 5.00%, 07/01/22	265	289,507
Orange County School Board COP, Series D, 5.00%, 08/01/22.	140	152,912
Orlando Utilities Commission RB
Series A, 5.00%, 10/01/22	340	374,031
Series C, 4.00%, 10/01/22	85	90,345
Series C, 5.00%, 10/01/22	190	209,017
Series C, 5.25%, 10/01/22	130	144,222
Orlando-Orange County Convention Center RB, 5.00%, 10/01/22	250	274,925
Orlando-Orange County Expressway Authority RB 5.00%, 07/01/22	275	300,836
Series B, 5.00%, 07/01/22 (AGM)	185	202,655
Palm Beach County School District COP
Series B, 5.00%, 08/01/22	165	180,157
Series D, 5.00%, 08/01/22	130	141,942

Security	Par (000)	Value

Florida (continued)
Reedy Creek Improvement District GOL 5.00%, 06/01/22	$70	$76,560
Series A, 5.00%, 06/01/22	65	71,092
Series B, 4.00%, 06/01/22	160	168,957
School Board of Miami-Dade County (The) COP
Series A, 5.00%, 05/01/22	315	341,655
Series D, 5.00%, 02/01/22	35	37,757
Series D, 5.00%, 11/01/22	85	92,934
School Board of Miami-Dade County (The) GO, 5.00%, 03/15/22	130	141,358
School District of Broward County/FL COP
Series A, 5.00%, 07/01/22	215	234,408
Series B, 5.00%, 07/01/22	20	21,805
Series C, 5.00%, 07/01/22	250	272,567
State of Florida GO
Series A, 5.00%, 06/01/22	455	498,297
Series A, 5.00%, 07/01/22	95	104,382
Series B, 5.00%, 06/01/22	280	306,645
Series C, 5.00%, 06/01/22	295	323,072
Series E, 5.00%, 06/01/22	30	32,855
State of Florida Lottery Revenue RB, Series A, 5.00%, 07/01/22	750	822,683
Volusia County School Board COP, Series A, 5.00%, 08/01/22	115	125,478

		12,131,792
Georgia — 1.3%
City of Atlanta GA Water & Wastewater Revenue RB, 5.00%, 11/01/22	700	771,785
Georgia State Road & Tollway Authority RB
Series A, 5.00%, 06/01/22	150	163,787
Series B, 5.00%, 10/01/22 (GTD)	50	55,044
Gwinnett County Development Authority COP, 5.25%, 01/01/22 (NPFGC)	45	49,041
Gwinnett County School District GO, 5.00%, 02/01/22	345	375,215
Municipal Electric Authority of Georgia RB, Series A, 5.00%, 11/01/22	135	146,904
State of Georgia GO
Series A, 5.00%, 02/01/22	100	108,791
Series C, 4.00%, 09/01/22	180	191,495
Series C, 4.00%, 10/01/22	1,075	1,144,671
Series D, 5.00%, 02/01/22	90	97,912

		3,104,645
Hawaii — 3.9%
City & County Honolulu HI Wastewater System Revenue RB
Series A, 5.00%, 07/01/22	150	164,207
Series A, 5.00%, 07/01/25 (PR 07/01/22)	1,155	1,266,931
Series A, 5.00%, 07/01/30 (PR 07/01/22)	125	137,114
Series B, 5.00%, 07/01/22	120	131,407
City & County of Honolulu HI GO
Series A, 5.00%, 10/01/22	615	677,281
Series A, 5.00%, 11/01/22 (ETM)	25	27,594
Series A, 5.00%, 11/01/25 (PR 11/01/22)	2,000	2,207,520
Series A, 5.00%, 11/01/33 (PR 11/01/22)	1,175	1,296,918
Series B, 5.00%, 10/01/22 (ETM)	100	110,127
Series B, 5.00%, 11/01/22	90	99,266
Series C, 5.00%, 10/01/22	170	187,216
County of Hawaii HI GO
Series A, 5.00%, 09/01/22	145	159,216
Series B, 5.00%, 09/01/22	170	186,667

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Dec 2022 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Hawaii (continued)
Honolulu City & County Board of Water Supply RB, Series A, 5.00%, 07/01/22	$20	$21,886
State of Hawaii GO
Series EE, 4.00%, 11/01/22 (ETM)	35	37,301
Series EE, 5.00%, 11/01/23 (PR 11/01/22)	580	640,181
Series EE, 5.00%, 11/01/27 (PR 11/01/22)	115	126,932
Series EF, 5.00%, 11/01/22	220	242,473
Series EP, 5.00%, 08/01/22	140	153,598
Series EZ, 5.00%, 10/01/22	175	192,586
Series FE, 5.00%, 10/01/22	200	220,098
Series FH, 5.00%, 10/01/22	455	500,723
Series FN, 5.00%, 10/01/22	25	27,512
Series FT, 5.00%, 01/01/22	225	243,932

		9,058,686
Idaho — 0.2%
Idaho Housing & Finance Association RB, 5.00%, 07/15/22	345	376,333

Illinois — 2.0%
Chicago O’Hare International Airport RB
Series 2015-B, 5.00%, 01/01/22	100	107,778
Series B, 5.00%, 01/01/22	145	156,278
Series C, 5.00%, 01/01/22	130	140,111
Series D, 5.00%, 01/01/22	120	129,334
Illinois Finance Authority RB 5.00%, 07/01/22	55	60,086
5.00%, 10/01/22	25	27,238
Series A, 5.00%, 10/01/22	65	71,455
Illinois State Toll Highway Authority RB
Series A, 5.00%, 12/01/22	230	252,733
Series D, 5.00%, 01/01/22	125	135,000
Metropolitan Pier & Exposition Authority RB, 5.65%, 06/15/22 (ETM NPFGC)	5	5,575
Regional Transportation Authority RB, Series A, 5.50%, 07/01/22 (NPFGC)	55	60,720
State of Illinois GO 0.00%, 08/01/22(a)	100	86,144
4.00%, 02/01/22	25	25,090
4.00%, 09/01/22	100	100,242
5.00%, 02/01/22	445	460,041
5.00%, 05/01/22	275	284,892
Series A, 4.00%, 01/01/22	235	235,891
Series A, 5.00%, 10/01/22	400	415,228
Series A, 5.00%, 12/01/22	500	519,590
Series B, 5.00%, 10/01/22	150	155,710
Series D, 5.00%, 11/01/22	700	726,929
State of Illinois RB 5.00%, 06/15/22	155	165,937
Series C, 5.00%, 06/15/22	100	107,056
University of Illinois RB, Series A, 5.00%, 04/01/22	105	113,465

		4,542,523
Indiana — 0.6%
Ball State University RB 5.00%, 07/01/22	45	49,244
Series R, 5.00%, 07/01/22	100	109,432
Indiana Finance Authority RB
Series A, 5.00%, 02/01/22	125	135,866
Series A, 5.00%, 10/01/22	155	169,541
Series A, 5.00%, 12/01/22	210	231,185
Series B, 5.00%, 02/01/22	120	130,432
Indiana University RB, Series A, 5.00%, 06/01/22	225	246,411

Security	Par (000)	Value

Indiana (continued)
Indianapolis Local Public Improvement Bond Bank RB
Series A, 5.50%, 01/01/22 (NPFGC)	$25	$27,379
Series E, 0.00%, 02/01/22 (AMBAC)(a)	50	46,006
Purdue University RB, Series A, 5.00%, 07/01/22	140	153,619

		1,299,115
Iowa — 0.7%
Ankeny Community School District GO, Series A, 4.00%, 06/01/22	25	26,373
City of Cedar Rapids IA GO, Series A, 5.00%, 06/01/22	125	136,579
City of Des Moines IA GO
Series B, 5.00%, 06/01/22	175	191,338
Series E, 5.00%, 06/01/22	195	213,205
Des Moines Independent Community School District RB, 5.00%, 06/01/22 (BAM)	25	27,244
Iowa City Community School District RB, 5.00%, 06/01/22	120	130,384
Iowa Finance Authority RB, 5.00%, 08/01/22	175	192,262
Iowa State Board of Regents RB, 4.00%, 09/01/22	215	227,270
State of Iowa RB, Series A, 5.00%, 06/01/22	550	600,550

		1,745,205
Kansas — 0.5%
City of Overland Park KS GO, Series A, 5.00%, 09/01/22	100	110,074
State of Kansas Department of Transportation RB
Series A, 5.00%, 09/01/22	620	682,223
Series B, 5.00%, 09/01/22	50	55,018
Series C, 5.00%, 09/01/22	100	110,036
Wyandotte County-Kansas City Unified Government Utility System Revenue RB, Series A, 5.00%, 09/01/22	125	136,488

		1,093,839
Kentucky — 0.0%
Kentucky State Property & Building Commission RB, Series B, 5.00%, 11/01/22	100	108,462

Louisiana — 0.8%
East Baton Rouge Sewerage Commission RB, Series B, 5.00%, 02/01/22	50	54,019
Louisiana Office Facilities Corp. RB, 5.00%, 11/01/22	50	54,807
Louisiana State University & Agricultural & Mechanical College RB, 5.00%, 07/01/22	20	21,725
State of Louisiana Gasoline & Fuels Tax Revenue RB
Series A-1, 4.00%, 05/01/22	70	73,928
Series A-1, 5.00%, 05/01/22	70	76,292
State of Louisiana GO
Series A, 5.00%, 08/01/22	100	109,486
Series A, 5.00%, 09/01/22	100	109,650
Series A, 5.00%, 08/01/26 (PR 08/01/22)	185	203,248
Series B, 5.00%, 08/01/22	50	54,743
Series B, 5.00%, 10/01/22	90	98,832
Series C, 4.00%, 07/15/22	125	131,951
Series C, 5.00%, 07/15/22	75	82,062
Series C, 5.00%, 07/15/25 (PR 07/15/22)	295	323,878
Series C, 5.00%, 07/15/26 (PR 07/15/22)	500	548,945
State of Louisiana RB, Series A, 5.00%, 06/15/22	25	27,213

		1,970,779
Maine — 0.5%
Maine Municipal Bond Bank RB
Series A, 5.00%, 09/01/22	410	449,725
Series A, 5.00%, 11/01/22	100	110,376
Series B, 5.00%, 11/01/22	55	60,574
Series C, 5.00%, 11/01/22	170	187,228

34	2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Dec 2022 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Maine (continued)
Maine Turnpike Authority RB, 5.00%, 07/01/22	$155	$169,619
State of Maine GO, Series B, 5.00%, 06/01/22	110	120,309

		1,097,831
Maryland — 3.9%
City of Baltimore MD GO, Series B, 5.00%, 10/15/22	225	247,646
City of Baltimore MD RB
Series A, 5.00%, 07/01/22	135	147,633
Series D, 5.00%, 07/01/22	50	54,735
County of Anne Arundel MD GOL, 5.00%, 04/01/22	130	141,861
County of Baltimore MD COP, 5.00%, 10/01/22	60	65,864
County of Baltimore MD GO 5.00%, 02/01/22	150	163,088
Series B, 5.00%, 08/01/22	150	164,796
County of Baltimore MD RB
Series B, 5.00%, 07/01/22	40	43,743
Series C, 4.00%, 09/01/22	165	175,288
County of Charles MD GO, 5.00%, 10/01/22	500	551,030
County of Frederick MD GO, Series A, 5.00%, 08/01/22	200	219,728
County of Montgomery MD GO
Series A, 5.00%, 12/01/22	130	143,754
Series C, 5.00%, 10/01/22	500	551,030
County of Prince George’s MD COP, 5.00%, 10/15/22	50	54,973
Maryland Health & Higher Educational Facilities Authority RB, Series A, 5.00%, 07/01/22	195	213,537
Maryland State Transportation Authority RB, 5.00%, 07/01/22	140	153,205
State of Maryland Department of Transportation RB, 5.00%, 09/01/22	375	412,054
State of Maryland GO
First Series C, 4.00%, 08/15/22	210	223,024
Series A, 5.00%, 03/01/22	150	163,210
Series A, 5.00%, 08/01/22	750	822,847
Series A, 5.00%, 03/01/24 (PR 03/01/22)	1,300	1,414,933
Series B, 5.00%, 08/01/22	1,050	1,151,986
Series C, 5.00%, 08/01/22	660	724,106
Washington Suburban Sanitary Commission GO, 5.00%, 06/01/22	1,030	1,128,015

		9,132,086
Massachusetts — 3.8%
Boston Water & Sewer Commission RB, Series A, 4.25%, 11/01/22	440	473,110
City of Boston MA GO, Series B, 5.00%, 04/01/22	250	273,412
Commonwealth of Massachusetts GO, Series C, 5.50%, 12/01/22 (AMBAC)	280	315,050
Commonwealth of Massachusetts GOL
Series A, 5.00%, 05/01/22	50	54,670
Series A, 5.00%, 07/01/22	275	301,650
Series B, 5.00%, 07/01/22	55	60,330
Series B, 5.00%, 08/01/22	270	296,633
Series B, 5.25%, 08/01/22	210	232,590
Series B, 5.25%, 09/01/22 (AGM)	230	255,180
Series C, 5.00%, 04/01/22	165	180,055
Series C, 5.00%, 08/01/22	215	236,208
Series C, 5.00%, 10/01/22	275	303,066
Series C, 5.00%, 07/01/24 (PR 07/01/22)	260	285,197
Series E, 5.00%, 09/01/22	85	93,531
Series E, 5.00%, 09/01/25 (PR 09/01/22)	390	429,140
Series E, 5.00%, 09/01/28 (PR 09/01/22)	1,285	1,413,963
Series F, 5.00%, 11/01/23 (PR 11/01/22)	570	629,143
Series F, 5.00%, 11/01/25 (PR 11/01/22)	100	110,376

Security	Par (000)	Value

Massachusetts (continued)
Series F, 5.00%, 11/01/26 (PR 11/01/22)	$200	$220,752
Series H, 5.00%, 12/01/22	145	160,341
Commonwealth of Massachusetts Transportation Fund Revenue RB, Series A, 5.00%, 06/01/22	40	43,850
Massachusetts Bay Transportation Authority RB
Series A, 0.00%, 07/01/22(a)	100	91,200
Series A, 5.00%, 07/01/22	585	641,259
Series A, 5.25%, 07/01/22	40	44,196
Series B, 5.25%, 07/01/22	290	320,424
Massachusetts Clean Water Trust (The) RB, 5.00%, 08/01/22	135	148,418
Massachusetts Department of Transportation RB, Series C, 0.00%, 01/01/22 (NPFGC)(a)	25	23,081
Massachusetts Development Finance Agency RB 5.00%, 07/01/22	100	109,285
Series A, 5.00%, 07/15/22	200	219,952
Massachusetts Port Authority RB, Series B, 4.00%, 07/01/22	20	21,188
Massachusetts School Building Authority RB, Series A, 5.00%, 08/15/22	605	665,500
University of Massachusetts Building Authority RB
Series 1, 5.00%, 11/01/22	50	55,108
Series 2, 5.00%, 11/01/22	120	132,258

		8,840,116
Michigan — 1.5%
Michigan Finance Authority RB 4.00%, 10/01/22	200	212,576
5.00%, 08/01/22	80	87,198
Series B, 5.00%, 10/01/22	235	259,078
Michigan State Building Authority RB
Series A, 5.00%, 10/15/22	555	610,644
Series I, 5.00%, 04/15/22	145	158,023
Michigan State Hospital Finance Authority RB, Series 200, 4.00%, 11/01/22	250	264,573
Michigan State University RB, Series A, 5.00%, 08/15/22	270	296,074
State of Michigan Comprehensive Transportation Revenue RB, 5.25%, 05/15/22 (AGM)	90	99,159
State of Michigan GO
Series A, 5.00%, 12/01/22	380	420,204
Series B, 5.00%, 11/01/22	265	292,497
State of Michigan RB, 5.00%, 03/15/22	95	103,107
State of Michigan Trunk Line Revenue RB, 5.00%, 11/15/22	430	474,329
University of Michigan RB, Series A, 5.00%, 04/01/22	130	141,905

		3,419,367
Minnesota — 1.6%
County of Hennepin MN GO, Series B, 5.00%, 12/01/22	25	27,676
Metropolitan Council GO
Series B, 5.00%, 09/01/22	125	137,400
Series I, 4.00%, 03/01/22	375	396,184
Minneapolis-St Paul Metropolitan Airports Commission RB, Series B, 5.00%, 01/01/22	255	275,805
Minnesota Municipal Power Agency RB, Series A, 5.00%, 10/01/22	40	43,721
Minnesota Public Facilities Authority RB, Series A, 5.00%, 03/01/22	50	54,471
Southern Minnesota Municipal Power Agency RB
Series A, 0.00%, 01/01/22 (NPFGC)(a)	50	46,119
Series A, 5.00%, 01/01/22	45	48,672
State of Minnesota GO 5.00%, 08/01/22	750	823,125
Series A, 5.00%, 08/01/22	275	301,813

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Dec 2022 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Minnesota (continued)
Series B, 5.00%, 08/01/22	$790	$867,025
Series F, 5.00%, 10/01/22	290	319,255
State of Minnesota RB
Series A, 5.00%, 06/01/22	115	125,736
Series B, 5.00%, 03/01/22	185	201,232
Western Minnesota Municipal Power Agency RB, Series A, 5.00%, 01/01/22	115	124,455

		3,792,689
Mississippi — 0.2%
Mississippi Development Bank SO, 5.00%, 01/01/22	45	48,357
State of Mississippi GO
Series C, 5.00%, 10/01/22	70	76,924
Series F, 4.00%, 11/01/22	145	154,077
Series F, 5.25%, 10/01/22	100	110,821
Series H, 5.00%, 12/01/22	100	110,252

		500,431
Missouri — 0.7%
Health & Educational Facilities Authority of the State of Missouri RB, Series A, 5.00%, 11/15/22	75	81,644
Metropolitan St. Louis Sewer District RB, Series B, 5.00%, 05/01/22	80	87,472
Missouri Highway & Transportation Commission RB
Series A, 5.00%, 05/01/22	135	147,705
Series B, 5.00%, 05/01/22	295	322,762
Missouri State Board of Public Buildings RB
Series A, 4.00%, 04/01/22	50	52,741
Series A, 5.00%, 10/01/22	300	329,319
Missouri State Environmental Improvement & Energy Resources Authority RB 4.00%, 01/01/22	40	42,163
Series A, 5.00%, 07/01/22	265	290,387
University of Missouri RB, Series A, 5.00%, 11/01/22	315	347,303

		1,701,496
Montana — 0.0%
Montana Department of Transportation RB, 5.00%, 06/01/22	100	108,474

Nebraska — 0.8%
City of Lincoln NE Electric System Revenue RB, 5.00%, 09/01/22	100	109,881
City of Omaha NE GO, Series B, 5.00%, 11/15/22	255	280,770
City of Omaha NE Sewer Revenue RB, 5.00%, 11/15/22	115	126,622
Metropolitan Utilities District of Omaha Water System Revenue RB, 5.00%, 12/01/22	260	287,295
Nebraska Public Power District RB
Series A, 5.00%, 01/01/22	355	384,302
Series C, 5.00%, 01/01/22	110	119,079
Omaha Public Power District Nebraska City Station Unit 2 RB, Series A, 5.00%, 02/01/22	135	146,117
Omaha Public Power District RB
Series A, 5.00%, 02/01/23 (PR 02/01/22)	255	276,915
Series AA, 5.00%, 02/01/22	55	59,619

		1,790,600
Nevada — 2.0%
City of Las Vegas NV GOL, Series C, 5.00%, 09/01/22	105	115,174
Clark County School District GOL
Series A, 5.00%, 06/15/22	165	178,532
Series B, 5.00%, 06/15/22	230	248,862
Series C, 5.00%, 06/15/22	100	108,201

Security	Par (000)	Value

Nevada (continued)
Clark County Water Reclamation District GOL, 5.00%, 07/01/22	$365	$399,562
County of Clark Department of Aviation RB
Series B, 5.00%, 07/01/22	120	131,009
Series C, 5.00%, 07/01/22	115	125,550
County of Clark NV GOL 5.00%, 11/01/22	265	291,537
Series A, 5.00%, 07/01/22	85	93,017
Series A, 5.00%, 11/01/22	140	154,020
Series B, 5.00%, 11/01/22	170	187,024
County of Clark NV RB 5.00%, 07/01/22	305	333,206
Series A, 5.00%, 07/01/22	400	436,992
Nevada System of Higher Education RB 4.00%, 07/01/22	50	52,933
Series A, 4.00%, 07/01/22	25	26,467
Series B, 5.00%, 07/01/22	485	530,386
State of Nevada GOL
Series B, 4.00%, 08/01/22	135	143,290
Series C, 5.00%, 08/01/22	130	142,381
Series D1, 5.00%, 03/01/22	585	635,538
State of Nevada Highway Improvement Revenue RB 4.00%, 12/01/22	75	79,908
5.00%, 12/01/22	120	132,499
Washoe County School District/NV GOL, Series A, 5.00%, 06/01/22 (PSF)	140	152,867

		4,698,955
New Hampshire — 0.1%
New Hampshire Municipal Bond Bank RB
Series A, 5.00%, 08/15/22	100	109,619
Series D, 4.00%, 08/15/22	100	106,128

		215,747
New Jersey — 2.9%
Monmouth County Improvement Authority RB, 5.00%, 12/01/22 (GTD)	100	110,663
New Jersey Economic Development Authority RB 5.00%, 06/15/22	150	160,692
Series A, 4.00%, 07/01/22	150	154,637
Series B, 5.00%, 11/01/22	220	236,372
Series DDD, 5.00%, 06/15/22	100	106,490
Series II, 5.00%, 03/01/22	65	68,940
Series NN, 5.00%, 03/01/22	860	912,133
Series XX, 4.00%, 06/15/22	40	41,236
Series XX, 5.00%, 06/15/22	120	127,788
New Jersey Educational Facilities Authority RB 5.00%, 06/15/22	100	106,490
Series A, 5.00%, 07/01/22	350	385,735
New Jersey Health Care Facilities Financing Authority RB, Series A, 5.00%, 07/01/22	180	196,051
New Jersey Transportation Trust Fund Authority RB
Series A, 5.00%, 06/15/22	375	401,730
Series AA, 5.00%, 06/15/22	215	229,563
Series AA, 5.00%, 06/15/22 (SAP)	130	138,805
New Jersey Turnpike Authority RB
Series A, 5.00%, 01/01/43 (PR 07/01/22)	2,325	2,552,036
Series B, 5.00%, 01/01/22	155	167,400
Series C, 5.00%, 01/01/22	255	275,400

36	2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Dec 2022 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New Jersey (continued)
State of New Jersey GO 5.25%, 08/01/22	$175	$191,448
Series T, 5.00%, 06/01/22	110	119,046

		6,682,655
New Mexico — 0.9%
Albuquerque Municipal School District No. 12 GO, Series B, 5.00%, 08/01/22 (SAW)	100	109,524
County of Santa Fe NM GO, 5.00%, 07/01/22	140	153,360
New Mexico Finance Authority RB 5.00%, 06/15/22	290	317,248
Series D, 5.00%, 06/15/22	100	109,359
State of New Mexico GO, 5.00%, 03/01/22, (ETM)	90	97,926
State of New Mexico Severance Tax Permanent Fund RB
Series A, 5.00%, 07/01/22	465	508,859
Series B, 4.00%, 07/01/22	175	185,391
Series B, 5.00%, 07/01/22	225	245,230
University of New Mexico (The) RB
Series A, 5.00%, 06/01/22	200	218,382
Series C, 5.00%, 06/01/22	105	114,651

		2,059,930
New York — 9.4%
City of New York NY GO
Series 1, 5.00%, 08/01/22	295	323,429
Series A, 5.00%, 08/01/22	900	986,733
Series B-1, 5.00%, 12/01/22	225	248,252
Series C, 5.00%, 08/01/22	470	515,294
Series D, 5.00%, 08/01/22	145	158,974
Series E, 5.00%, 08/01/22	240	263,129
Series E, 5.25%, 08/01/22	290	320,757
Series G, 5.00%, 08/01/22	100	109,637
Series H, 5.00%, 08/01/22	285	312,465
Series I, 5.00%, 03/01/22	75	81,555
Series I, 5.00%, 08/01/22	210	230,238
Series J, 5.00%, 08/01/22	360	394,693
County of Nassau NY GOL, Series B, 5.00%, 04/01/22	120	130,002
Long Island Power Authority RB 5.00%, 09/01/22	100	109,689
Series B, 5.00%, 09/01/22	170	186,472
Metropolitan Transportation Authority RB
Series A, 5.00%, 11/15/22	110	121,384
Series A-1, 5.00%, 11/15/22	125	137,077
Series A-2, 5.00%, 11/15/22	300	328,983
Series B, 5.00%, 11/15/22	700	767,627
Series B, 5.25%, 11/15/22 (AMBAC)	35	38,844
Series B-2, 5.00%, 11/15/22	555	608,619
Series C, 5.00%, 11/15/22	230	252,220
Series C, 5.00%, 11/15/22 (ETM)	20	22,184
Series D, 5.00%, 11/15/22	45	49,347
Series D-1, 5.00%, 11/01/22	380	416,381
Series E, 5.00%, 11/15/22	25	27,415
Series F, 5.00%, 11/15/22	245	268,669
Series H, 4.00%, 11/15/22	35	36,990
Series H, 4.00%, 11/15/22 (ETM)	40	42,830
Nassau County Interim Finance Authority RB, Series A, 4.00%, 11/15/22	125	133,744
New York City Transitional Finance Authority Building Aid Revenue RB
Series S-1, 5.00%, 07/15/22 (ETM SAW)	115	126,516
Series S-2, 5.00%, 07/15/22 (ETM SAW)	25	27,504

Security	Par (000)	Value

New York (continued)
New York City Transitional Finance Authority Future Tax Secured Revenue RB 5.00%, 11/01/22	$100	$110,215
Series A-1, 5.00%, 08/01/22	200	219,426
Series A-1, 5.00%, 11/01/22	30	33,065
Series B, 5.00%, 11/01/22	275	303,091
Series B-1, 4.00%, 08/01/22	70	74,299
Series B-1, 5.00%, 08/01/22	110	120,684
Series B-1, 5.00%, 11/01/22	110	121,237
Series C, 5.00%, 11/01/22	385	424,328
Series D, 5.00%, 11/01/22	155	170,833
Series E-1, 5.00%, 02/01/22	185	200,899
Series F-1, 5.00%, 02/01/22	200	217,188
New York City Water & Sewer System RB
Series DD, 4.00%, 06/15/22	60	63,779
Series DD, 5.00%, 06/15/22	215	236,066
Series EE, 4.00%, 06/15/22	80	85,039
Series FF, 5.00%, 06/15/23 (PR 06/15/22)	50	55,009
New York Convention Center Development Corp. RB, 5.00%, 11/15/22	205	225,883
New York Municipal Bond Bank Agency RB, 5.00%, 12/01/22 (SAW)	65	71,744
New York Power Authority (The) RB, Series A, 5.00%, 11/15/22	25	27,740
New York State Dormitory Authority, Series A, 5.50%, 05/15/22 (AMBAC)	100	110,915
New York State Dormitory Authority RB
Series A, 0.00%, 05/15/22 (NPFGC)(a)	25	22,921
Series A, 5.00%, 02/15/22	255	277,170
Series A, 5.00%, 03/15/22	395	430,509
Series A, 5.00%, 04/01/22 (SAW)	130	141,280
Series A, 5.00%, 07/01/22	770	841,532
Series A, 5.00%, 10/01/22	50	55,341
Series A, 5.00%, 10/01/22 (SAW)	240	263,169
Series B, 4.00%, 10/01/22	75	80,152
Series B, 4.00%, 10/01/22 (SAW)	125	132,475
Series C, 5.00%, 03/15/22	930	1,013,855
Series D, 5.00%, 02/15/22	1,310	1,423,891
Series E, 5.00%, 02/15/22	100	108,694
Series E, 5.00%, 03/15/22	245	266,822
Series F, 5.00%, 10/01/22 (AGM)	240	263,174
Series H, 5.00%, 10/01/22 (SAW)	100	109,695
New York State Environmental Facilities Corp. RB
Series A, 5.00%, 06/15/22	935	1,027,640
Series B, 4.00%, 11/15/22	80	85,564
New York State Thruway Authority Highway & Bridge Trust Fund RB, Series A, 5.00%, 04/01/22	135	147,270
New York State Thruway Authority RB
Series A, 5.00%, 03/15/22	135	147,024
Series I, 5.00%, 01/01/22	90	97,486
Series J, 5.00%, 01/01/22	145	157,061
Series K, 4.00%, 01/01/22	180	189,508
New York State Urban Development Corp. RB
Series A, 5.00%, 03/15/22	1,195	1,301,439
Series A-2, 5.50%, 03/15/22 (NPFGC)	45	49,734
Series C, 5.00%, 03/15/22	125	136,134
Series D, 5.00%, 03/15/22	295	321,276
Port Authority of New York & New Jersey RB
Series 179, 5.00%, 12/01/22	275	304,661
Series 189, 5.00%, 05/01/22	60	65,710

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Dec 2022 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
Series 194, 5.00%, 10/15/22	$175	$193,382
Sales Tax Asset Receivable Corp. RB, Series A, 5.00%, 10/15/22	450	497,628
State of New York GO, Series A, 5.00%, 03/01/22	100	109,279
Triborough Bridge & Tunnel Authority RB
Series A, 4.00%, 11/15/22	200	213,510
Series A, 5.00%, 11/15/22	330	363,482
Series B, 5.00%, 11/15/22	245	270,953
Series B-1, 5.00%, 11/15/22	185	204,597

		21,963,111
North Carolina — 3.6%
City of Charlotte NC COP, Series C, 4.00%, 06/01/22	30	31,764
City of Charlotte NC GO, Series A, 5.00%, 07/01/22	200	219,308
City of Fayetteville NC Public Works Commission Revenue RB, 5.00%, 03/01/22	50	54,404
City of Raleigh NC GO, Series A, 5.00%, 09/01/22	250	275,185
City of Raleigh NC GOL, Series A, 4.00%, 10/01/22	20	21,211
County of Boncombe NC GOL, 5.00%, 06/01/22	20	21,882
County of Buncombe NC RB, 5.00%, 06/01/22	100	109,408
County of Durham NC GO, 5.00%, 10/01/22	300	330,975
County of Forsyth NC GO, 5.00%, 12/01/22	275	304,211
County of Guilford NC GO
Series A, 5.00%, 02/01/22	200	217,516
Series A, 5.00%, 03/01/28 (PR 03/01/22)	3,460	3,771,711
Series D, 5.00%, 08/01/22	115	126,387
County of Mecklenburg NC GO
Series A, 5.00%, 09/01/22	110	121,124
Series B, 5.00%, 12/01/22	100	110,663
County of Mecklenburg NC RB, Series A, 5.00%, 10/01/22	170	187,216
County of New Hanover NC GO, 5.00%, 08/01/22	400	439,608
County of Wake NC GO, Series 2010C, 5.00%, 03/01/22	100	108,975
County of Wake NC RB, Series A, 5.00%, 12/01/22	305	337,019
North Carolina Medical Care Commission RB, Series A, 5.00%, 10/01/22	215	235,674
North Carolina Municipal Power Agency No. 1 RB
Series B, 5.00%, 01/01/22	75	81,071
Series E, 5.00%, 01/01/22	120	129,714
State of North Carolina GO, Series D, 4.00%, 06/01/22	605	642,504
State of North Carolina RB 5.00%, 03/01/22	155	168,235
Series C, 5.00%, 05/01/22	345	376,982

		8,422,747
Ohio — 3.4%
City of Cincinnati OH GO, Series A, 4.00%, 12/01/22	50	52,972
City of Cincinnati OH Water System Revenue RB, Series B, 5.00%, 12/01/22	90	99,374
City of Columbus OH GO
Series 1, 5.00%, 07/01/22	205	224,639
Series A, 5.00%, 08/15/22	95	104,392
Series A, 5.00%, 02/15/23 (PR 08/15/22)	500	549,810
City of Columbus OH GOL, 4.00%, 07/01/22	65	68,954
County of Franklin OH GOL, 5.00%, 06/01/22	135	147,701
County of Franklin OH Sales Tax Revenue RB, 5.00%, 06/01/22	200	218,960
County of Hamilton OH Sales Tax Revenue RB, Series A, 5.00%, 12/01/22	160	176,075
Kent State University RB, Series A, 4.00%, 05/01/22	50	52,634

Security	Par (000)	Value

Ohio (continued)
Ohio Higher Educational Facility Commission RB 5.00%, 01/01/22	$115	$124,602
5.00%, 12/01/22	115	126,507
Series A, 5.00%, 12/01/22	60	65,783
Ohio State University (The) RB, Series D, 5.00%, 12/01/22	405	446,853
Ohio Water Development Authority RB 5.00%, 06/01/22	135	147,652
5.50%, 12/01/22	175	196,616
Series A, 5.00%, 06/01/22	215	235,150
Ohio Water Development Authority Water Pollution Control Loan Fund RB 5.00%, 12/01/22	380	419,581
Series 2015-A, 5.00%, 06/01/22	110	120,309
Series 2015-A, 5.00%, 12/01/22	200	220,832
Series B, 5.00%, 12/01/22	50	55,208
State of Ohio GO
Series A, 5.00%, 08/01/22	130	142,627
Series A, 5.00%, 09/01/22	225	247,232
Series A, 5.00%, 09/15/22	200	219,956
Series B, 5.00%, 08/01/22	315	345,596
Series B, 5.00%, 09/01/22	270	296,679
Series C, 4.25%, 09/15/22	180	192,920
Series C, 5.00%, 08/01/22	90	98,742
Series C, 5.00%, 09/15/22	100	109,978
Series Q, 5.00%, 05/01/22	85	92,880
Series Q, 5.00%, 05/01/26 (PR 05/01/22)	1,225	1,337,259
Series S, 5.00%, 04/01/22	50	54,493
Series T, 5.00%, 11/01/22	135	148,898
Series U, 5.00%, 10/01/22	200	220,098
State of Ohio RB
Series A, 5.00%, 04/01/22	215	233,852
Series B, 5.00%, 10/01/22	250	274,432

		7,870,246
Oklahoma — 0.6%
Grand River Dam Authority RB
Series A, 4.00%, 06/01/22	75	79,278
Series A, 5.00%, 06/01/22	155	169,302
Oklahoma Capitol Improvement Authority RB 5.00%, 07/01/22	245	267,748
Series A, 5.00%, 07/01/22	60	65,615
Series C, 4.00%, 07/01/22	70	74,106
Oklahoma City Water Utilities Trust RB, 5.00%, 07/01/22	120	131,496
Oklahoma Municipal Power Authority RB, Series B, 5.00%, 01/01/22	105	113,400
Oklahoma Turnpike Authority RB, Series D, 5.00%, 01/01/22	270	292,632
Oklahoma Water Resources Board RB, 5.00%, 04/01/22	185	201,879
University of Oklahoma (The) RB, Series C, 5.00%, 07/01/22	110	120,052

		1,515,508
Oregon — 1.6%
City of Eugene OR Water Utility System Revenue RB, 5.00%, 08/01/22	65	71,313
City of Portland OR Water System Revenue RB, 5.00%, 10/01/22	50	55,044
Clackamas & Washington Counties School District No. 3 GO, Series A, 0.00%, 06/15/22 (NPFGC, GTD)(a)	55	50,396
Clackamas Community College District GO, Series B, 0.00%, 06/15/22 (GTD)(a)	25	22,932
Clackamas County School District No. 12 North Clackamas GO, 5.00%, 06/15/22 (GTD)	100	109,469

38	2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Dec 2022 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oregon (continued)
Clackamas County Service District No. 1 RB, 5.00%, 12/01/22	$75	$82,812
County of Clackamas OR GO, Series B, 5.00%, 06/01/22	100	109,480
County of Washington OR GOL, 5.00%, 06/01/22	50	54,722
Lane County School District No. 4J Eugene GO, 5.00%, 06/15/22 (GTD)	400	437,876
Oregon State Lottery RB
Series B, 5.00%, 04/01/22	85	92,638
Series C, 5.00%, 04/01/22	360	392,350
Port of Portland OR Airport RB, Series 23, 5.00%, 07/01/22	125	136,697
Portland Community College District GO, 5.00%, 06/15/22	120	131,450
Salem-Keizer School District No. 24J GO, Series B, 0.00%, 06/15/22 (GTD)(a)	330	302,376
State of Oregon Department of Transportation RB, Series A, 5.00%, 11/15/22	495	546,431
State of Oregon GO
Series A, 5.00%, 05/01/22	105	114,844
Series A, 5.00%, 08/01/22	50	54,951
Series D, 5.00%, 05/01/22	150	164,062
Series F, 5.00%, 05/01/22	25	27,344
Series I, 5.00%, 08/01/22	255	280,250
Series L, 5.00%, 08/01/22	100	109,902
Tri-County Metropolitan Transportation District of Oregon RB, Series A, 5.00%, 09/01/22	300	330,222
Washington & Multnomah Counties School District No. 48J Beaverton GO, 5.00%, 06/15/22 (GTD)	50	54,771

		3,732,332
Pennsylvania — 1.7%
Bucks County Water & Sewer Authority RB, 4.00%, 06/01/22 (BAM)	100	105,316
City of Philadelphia PA Airport Revenue RB, Series A, 5.00%, 07/01/22	200	217,688
City of Philadelphia PA Water & Wastewater Revenue RB, Series B, 5.00%, 07/01/22	200	218,054
Commonwealth of Pennsylvania GO
First Series, 5.00%, 03/15/22	200	216,324
First Series, 5.00%, 04/01/22	135	146,113
First Series, 5.00%, 06/01/22	360	390,891
First Series, 5.00%, 06/15/22	100	108,670
First Series, 5.00%, 07/01/22	320	347,949
First Series, 5.00%, 09/15/22	100	109,124
Second Series, 5.00%, 01/15/22	280	301,854
Second Series, 5.00%, 10/15/22	100	109,274
Series T, 5.00%, 07/01/22	150	163,101
County of Montgomery GO, 5.00%, 05/01/22	175	191,284
Delaware River Joint Toll Bridge Commission RB, 5.00%, 07/01/22	50	54,569
Lower Merion School District GOL, 5.00%, 09/15/22 (SAW)	200	220,268
Pennsylvania Higher Educational Facilities Authority RB, Series A, 4.00%, 12/01/22	50	53,131
Pennsylvania Turnpike Commission RB 5.00%, 12/01/22	200	218,952
Series A-1, 5.00%, 12/01/22	225	247,239
Series B, 5.00%, 06/01/22	150	162,282
Series B, 5.00%, 12/01/22	120	131,861
Philadelphia Gas Works Co. RB, 5.00%, 08/01/22	100	108,550
West Chester Area School District/PA GO, Series AA, 4.00%, 05/15/22 (SAW)	110	116,508

		3,939,002

Security	Par (000)	Value

Rhode Island — 0.9%
Rhode Island Commerce Corp. RB, Series A, 5.00%, 06/15/22	$485	$528,631
Rhode Island Health & Educational Building Corp. RB, 5.00%, 09/01/22	260	286,193
Rhode Island Infrastructure Bank Water Pollution Control Revolving Fund RB
Series A, 5.00%, 10/01/22	250	275,122
Series B, 5.00%, 10/01/22	550	605,269
Series C, 5.00%, 10/01/22	175	192,448
State of Rhode Island COP, Series A, 5.00%, 10/01/22	50	54,632
State of Rhode Island GO, Series A, 5.00%, 05/01/22	75	81,767

		2,024,062
South Carolina — 0.9%
Beaufort County School District/SC GO, Series A, 5.00%, 03/01/22	35	38,106
Charleston Educational Excellence Finance Corp. RB, 5.00%, 12/01/22	300	329,895
City of Charleston SC Waterworks & Sewer System Revenue RB, 5.00%, 01/01/22	50	54,302
City of Columbia SC Waterworks & Sewer System Revenue RB, 4.00%, 02/01/22	110	116,063
Greenville County School District RB, 5.00%, 12/01/22	75	82,474
Piedmont Municipal Power Agency RB, Series A-2, 0.00%, 01/01/22 (NPFGC)(a)	25	22,838
SCAGO Educational Facilities Corp. for Pickens School District RB, 5.00%, 12/01/22	70	76,747
South Carolina Public Service Authority RB, Series A, 5.00%, 12/01/22	270	292,316
South Carolina Transportation Infrastructure Bank RB, Series B, 5.00%, 10/01/22	515	564,121
State of South Carolina GO
Series A, 4.00%, 04/01/22 (SAW)	20	21,177
Series B, 5.00%, 04/01/22 (SAW)	400	436,772
University of South Carolina RB, 5.00%, 05/01/22	35	38,146

		2,072,957
Tennessee — 1.1%
County of Hamilton TN GO, Series A, 5.00%, 05/01/22	65	71,048
County of Knox TN GO, Series B, 5.00%, 06/01/22	210	230,059
Metropolitan Government Nashville & Davidson County Health & Educational Facility Building RB, Series D, 5.00%, 10/01/22	75	82,360
Metropolitan Government of Nashville & Davidson County TN GO, 5.00%, 07/01/22	665	728,953
Metropolitan Government of Nashville & Davidson County TN Water & Sewer Revenue RB, 5.00%, 07/01/22	320	350,230
State of Tennessee GO
Series A, 5.00%, 08/01/22	230	252,860
Series A, 5.00%, 09/01/22	140	154,158
Tennessee Energy Acquisition Corp. RB, Series C, 5.00%, 02/01/22	30	31,986
Tennessee State School Bond Authority RB 5.00%, 11/01/22	175	193,016
Series A, 5.00%, 11/01/22	100	110,295
Series B, 5.00%, 11/01/22	140	154,413
Town of Collierville TN GO, Series A, 5.00%, 01/01/22	135	146,660

		2,506,038
Texas — 11.0%
Aldine Independent School District GO, 5.00%, 02/15/22 (PSF)	25	27,132
Austin Community College District GOL, 5.00%, 08/01/22	35	38,294

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Dec 2022 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
Austin Community College District Public Facility Corp. RB, 5.00%, 08/01/22	$95	$103,264
Austin Independent School District GO 5.00%, 08/01/22 (PSF)	120	131,339
Series B, 5.00%, 08/01/22	75	82,256
Series B, 5.00%, 08/01/22 (PSF)	50	54,725
Birdville Independent School District GO
Series A, 5.00%, 02/15/22 (PSF)	95	103,102
Series B, 5.00%, 02/15/22 (PSF)	35	37,985
Canadian River Municipal Water Authority Corp. RB, 5.00%, 02/15/22	125	135,330
Central Texas Regional Mobility Authority RB 5.00%, 01/01/22	50	53,668
Series A, 5.00%, 01/01/22	10	10,734
Central Texas Turnpike System RB, Series A, 0.00%, 08/15/22 (AMBAC)(a)	180	162,499
City of Arlington TX, 5.00%, 08/15/22	105	115,220
City of Austin TX Electric Utility Revenue RB, Series A, 5.00%, 11/15/22	255	280,770
City of Austin TX GOL 4.50%, 09/01/22	75	80,987
5.00%, 09/01/22	290	318,432
Series A, 5.00%, 09/01/22	115	126,275
City of Austin TX Water & Wastewater System Revenue RB 5.00%, 11/15/22	230	253,244
Series A, 5.00%, 05/15/22	75	81,838
Series A, 5.00%, 11/15/22	105	115,611
City of Brownsville TX Utilities System Revenue RB, Series A, 5.00%, 09/01/22	40	43,462
City of Carrollton TX GOL, 5.00%, 08/15/22	175	191,767
City of Corpus Christi TX Utility System Revenue RB, Series C, 5.00%, 07/15/22	45	49,170
City of Dallas TX GOL, 5.00%, 02/15/22	190	205,451
City of Dallas TX Waterworks & Sewer System Revenue RB, Series A, 5.00%, 10/01/22	270	296,600
City of El Paso TX GOL, 5.00%, 08/15/22	105	114,860
City of El Paso TX Water & Sewer Revenue RB, 5.00%, 03/01/22	30	32,542
City of Fort Worth TX GO, 5.00%, 03/01/22	85	92,144
City of Fort Worth TX Water & Sewer System Revenue RB, 5.00%, 02/15/22	415	450,528
City of Garland TX Water & Sewer System Revenue RB, Series A, 5.00%, 03/01/22	95	103,176
City of Houston TX Airport System Revenue RB, Series B, 5.00%, 07/01/22	125	136,514
City of Houston TX Combined Utility System Revenue RB
Series B, 5.00%, 11/15/22	370	406,793
Series C, 5.00%, 05/15/22	300	327,141
City of Houston TX GOL, Series A, 5.00%, 03/01/22	290	314,993
City of Houston TX RB, 5.00%, 09/01/22	80	87,077
City of Lubbock TX GOL, 5.00%, 02/15/22	55	59,654
City of Plano TX GOL, 5.00%, 09/01/22	365	400,646
City of San Antonio Texas Electric & Gas Systems Revenue RB, 5.00%, 02/01/22	1,165	1,263,978
City of San Antonio Texas GOL, 5.00%, 02/01/22	40	43,385
City of San Antonio Texas RB, 5.00%, 02/01/22	125	135,620
Clear Creek Independent School District GO, Series D, 5.00%, 02/15/22 (PSF)	190	206,203
College Station Independent School District GO, 5.00%, 08/15/22 (PSF)	100	109,353

Security	Par (000)	Value

Texas (continued)
Comal Independent School District GO, Series A, 5.00%, 02/01/22 (PSF)	$100	$108,365
County of Fort Bend TX GO, 5.00%, 03/01/22	175	190,060
County of Harris TX GOL, Series B, 5.00%, 10/01/22	60	65,959
County of Harris TX RB
Series A, 5.00%, 08/15/22	195	213,757
Series B, 5.00%, 08/15/22	135	147,986
County of Tarrant TX GOL, 5.00%, 07/15/22	320	350,608
Cypress-Fairbanks Independent School District GO, Series C, 5.00%, 02/15/22 (PSF)	200	217,122
Dallas Area Rapid Transit RB
Series A, 5.00%, 12/01/22	150	165,439
Series B, 4.00%, 12/01/22	125	133,029
Series B, 5.00%, 12/01/22	45	49,632
Dallas/Fort Worth International Airport RB
Series E, 5.00%, 11/01/22	130	142,498
Series F, 5.00%, 11/01/22	100	109,614
Series G, 5.00%, 11/01/22	25	27,404
Deer Park Independent School District GOL, 5.00%, 02/15/22 (PSF)	60	65,038
Eagle Mountain & Saginaw Independent School District GO, Series A, 5.00%, 08/15/22 (PSF)	95	104,066
Fort Bend Independent School District GO, Series A, 5.00%, 08/15/22 (PSF)	30	32,920
Fort Worth Independent School District GO, 5.00%, 02/15/22 (PSF)	140	151,801
Grand Prairie Independent School District GO, 5.00%, 02/15/22 (PSF)	150	162,742
Harris County Cultural Education Facilities Finance Corp. RB 5.00%, 10/01/22	105	115,097
5.00%, 11/15/22	25	27,315
Harris County Toll Road Authority (The) RB, Series A, 5.00%, 08/15/22	140	153,467
Houston Community College System GOL, 5.00%, 02/15/22	75	81,520
Houston Independent School District GOL 5.00%, 02/15/22 (PSF)	245	265,570
Series A, 5.00%, 02/15/22 (PSF)	50	54,198
Katy Independent School District GO, Series A, 4.00%, 02/15/22 (PSF)	20	21,089
Keller Independent School District/TX GO 5.00%, 08/15/22 (PSF)	30	32,863
Series A, 5.00%, 08/15/22 (PSF)	45	49,294
Klein Independent School District GO, Series A, 5.00%, 02/01/22 (PSF)	150	162,597
Lamar Consolidated Independent School District GO, 5.00%, 02/15/22 (PSF)	315	342,071
Leander Independent School District GO, Series A, 0.00%, 08/15/22 (PSF)(a)	135	122,971
Lewisville Independent School District GO 0.00%, 08/15/22 (PSF)(a)	500	455,620
Series A, 4.00%, 08/15/22 (PSF)	100	106,128
Series A, 5.00%, 08/15/22 (PSF)	45	49,380
Lone Star College System GOL 5.00%, 09/15/22	215	235,866
Series B, 5.00%, 02/15/22	115	124,731
Lower Colorado River Authority RB 5.00%, 05/15/22	480	522,404
Series B, 5.00%, 05/15/22	130	141,484
Series D, 5.00%, 05/15/22	50	54,417

40	2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Dec 2022 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
Metropolitan Transit Authority of Harris County RB, Series B, 5.00%, 11/01/22	$120	$131,825
Midway Independent School District/McLennan County GO, 5.00%, 08/01/22 (PSF)	125	136,905
North Central Texas Health Facility Development Corp. RB, 5.00%, 08/15/22	20	21,901
North East Independent School District/TX GO 5.00%, 08/01/22 (PSF)	55	60,217
5.25%, 02/01/22 (PSF)	165	180,140
North Texas Municipal Water District RB 5.00%, 06/01/22	120	131,116
6.25%, 06/01/22	85	96,506
North Texas Municipal Water District Water System Revenue RB, 5.00%, 09/01/22	180	197,578
North Texas Tollway Authority RB
Series A, 5.00%, 01/01/22	590	637,571
Series B, 5.00%, 01/01/22	125	135,079
Northside Independent School District GO 5.00%, 06/01/22 (PSF)	75	81,920
5.00%, 06/15/22 (PSF)	360	393,563
Northwest Independent School District GO, Series A, 5.00%, 02/15/22 (PSF)	200	216,924
Permanent University Fund - Texas A&M University System RB, Series A, 5.00%, 07/01/22	100	109,506
Permanent University Fund RB, 5.00%, 07/01/22	330	361,370
Pflugerville Independent School District GO, 5.00%, 02/15/22 (PSF)	150	162,742
Plano Independent School District GO, Series A, 5.00%, 02/15/22 (PSF)	60	65,018
Port Authority of Houston of Harris County Texas GO, Series A, 5.00%, 10/01/22	90	98,832
San Antonio Independent School District/TX GO 5.00%, 02/15/22 (PSF)	610	662,021
5.00%, 08/15/22 (PSF)	100	109,619
San Antonio Water System RB 5.00%, 05/15/22	70	76,433
Series A, 5.00%, 05/15/22	385	420,381
Series B, 5.00%, 05/15/22	200	218,380
San Jacinto College District GOL, 5.00%, 02/15/22	100	108,198
Southwest Higher Education Authority Inc. RB, 5.00%, 10/01/22	55	60,224
Spring Branch Independent School District GOL, Series B, 5.00%, 02/01/22 (PSF)	240	259,920
Spring Independent School District GO 5.00%, 08/15/22 (BAM)	100	109,277
5.00%, 08/15/22 (PSF)	250	273,857
State of Texas GO 5.00%, 04/01/22	35	38,109
5.00%, 10/01/22	715	786,006
Series A, 5.00%, 10/01/22	750	824,482
Tarrant County Cultural Education Facilities Finance Corp. RB 5.00%, 10/01/22	105	114,974
5.00%, 12/01/22	45	49,558
Tarrant Regional Water District RB 5.00%, 03/01/22	265	287,806
5.00%, 09/01/22	125	137,062
Texas A&M University RB
Series A, 5.00%, 05/15/22	75	81,946
Series B, 5.00%, 05/15/22	20	21,852
Series D, 5.00%, 05/15/22	215	234,911

Security	Par (000)	Value

Texas (continued)
Texas State University System RB 5.00%, 03/15/22	$215	$233,492
Series A, 5.00%, 03/15/22	455	494,135
Texas Transportation Commission State Highway Fund RB 5.00%, 10/01/22	815	895,612
Series A, 5.00%, 04/01/22	285	310,220
Trinity River Authority Central Regional Wastewater System Revenue RB, 5.00%, 08/01/22	90	98,673
Trinity River Authority LLC RB, 5.00%, 02/01/22	135	146,250
University of Houston RB, Series A, 5.00%, 02/15/22	105	113,850
University of North Texas System RB 5.00%, 04/15/22	135	147,031
5.00%, 04/15/22 (ETM)	60	65,347
Series A, 5.00%, 04/15/22	150	163,368
University of Texas System (The) RB
Series A, 5.00%, 08/15/22	460	504,772
Series B, 5.00%, 08/15/22	125	137,166
Series C, 5.00%, 08/15/22	410	449,905
Series E, 5.00%, 08/15/22	130	142,653
Series I, 5.00%, 08/15/22	460	504,772
Weatherford Independent School District GO, 0.00%, 02/15/22 (PSF)(a)	100	91,775
Wylie Independent School District/TX GO, Series B, 4.00%, 08/15/22 (PSF)	85	90,114

		25,622,748
Utah — 0.7%
Central Utah Water Conservancy District RB, Series B, 5.00%, 10/01/22	40	44,020
Metropolitan Water District of Salt Lake & Sandy RB, Series A, 4.00%, 07/01/22	90	95,442
Provo School District GO, 5.00%, 06/15/22 (GTD)	20	21,879
Salt Lake City Corp. RB, Series A, 4.00%, 10/01/22	70	74,429
State of Utah GO, 5.00%, 07/01/22	275	301,752
University of Utah (The) RB, Series B, 5.00%, 08/01/22	280	307,725
Utah State Building Ownership Authority RB, 5.00%, 05/15/22	25	27,280
Utah Transit Authority RB 5.00%, 06/15/42 (PR 06/15/22)	405	443,941
Series A, 5.00%, 06/15/22	105	114,560
Series A, 5.25%, 06/15/22	115	127,051

		1,558,079
Vermont — 0.2%
Vermont Municipal Bond Bank RB
Series 1, 5.00%, 12/01/22	325	358,985
Series 5, 5.00%, 12/01/22	60	66,274

		425,259
Virginia — 3.5%
City of Alexandria VA, Series B, 5.00%, 06/15/22 (SAW)	270	296,058
City of Alexandria VA GO
Series A, 5.00%, 07/15/22 (SAW)	125	137,283
Series B, 4.00%, 06/15/25 (PR 06/15/22) (SAW)	1,245	1,322,090
City of Hampton VA GO, Series B, 5.00%, 09/01/22 (SAW)	15	16,511
City of Norfolk VA GO, Series A, 5.00%, 09/01/22 (SAW)	130	142,896
City of Richmond VA GO
Series A, 5.00%, 03/01/22 (SAW)	150	163,463
Series B, 5.00%, 07/15/22	100	109,826
Commonwealth of Virginia GO, Series A, 5.00%, 06/01/22	125	137,076
County of Fairfax VA GO, Series A, 5.00%, 10/01/22 (SAW)	310	342,008
County of Henrico VA Water & Sewer Revenue RB, 5.00%, 05/01/22	30	32,866

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Dec 2022 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Virginia (continued)
County of Loudoun VA GO, Series A, 5.00%, 12/01/22 (SAW)	$75	$83,028
Virginia Beach Development Authority RB, Series B, 5.00%, 12/01/22	45	49,650
Virginia College Building Authority RB 5.00%, 02/01/25 (PR 02/01/22)	110	119,670
Series 2, 5.00%, 09/01/22	110	120,912
Series A, 5.00%, 09/01/22	240	263,808
Series B, 5.00%, 09/01/22	450	494,640
Series D, 5.00%, 02/01/22	90	97,764
Series E-2, 5.00%, 02/01/22	50	54,314
Virginia Commonwealth Transportation Board RB 5.00%, 05/15/22	330	360,328
Series A, 4.50%, 03/15/22	250	268,065
Series A, 5.00%, 09/15/25 (PR 03/15/22)	510	556,466
Series B, 5.00%, 05/15/22	75	81,893
Series C, 5.00%, 05/15/22	175	191,082
Virginia Public Building Authority RB
Series A, 5.00%, 08/01/22	230	252,599
Series B, 5.00%, 08/01/22	320	351,443
Series C, 5.00%, 08/01/22	245	269,074
Virginia Public School Authority RB 5.00%, 08/01/22 (SAW)	385	423,265
Series A, 5.00%, 08/01/22 (SAW)	55	60,466
Series B, 5.00%, 08/01/22	360	395,780
Series B, 5.00%, 08/01/22 (SAW)	65	71,460
Series B, 5.00%, 08/01/22 (ETM)	5	5,467
Virginia Resources Authority RB 5.00%, 10/01/22	40	44,114
5.00%, 11/01/22	480	529,805
5.00%, 11/01/22 (ETM)	10	11,042
Series A, 5.00%, 11/01/22	360	397,353

		8,253,565
Washington — 5.5%
Central Puget Sound Regional Transit Authority RB, Series S-1, 5.00%, 11/01/22	70	77,179
Central Washington University RB, 5.00%, 05/01/22	50	54,231
City of Seattle WA Drainage & Wastewater Revenue RB 5.00%, 04/01/22	200	217,972
5.00%, 05/01/22	360	393,116
City of Seattle WA GO
Series A, 5.00%, 04/01/22	355	387,390
Series A, 5.00%, 06/01/22	65	71,185
City of Seattle WA Municipal Light & Power Revenue RB 5.00%, 09/01/22	145	159,327
Series A, 5.00%, 05/01/22	75	81,899
City of Seattle WA Water System Revenue RB, 5.00%, 09/01/22	280	307,667
City of Tacoma WA Electric System Revenue, Series B, 5.00%, 01/01/22	60	64,857
City of Vancouver WA GOL, Series B, 5.00%, 12/01/22	280	308,591
Clark County Public Utility District No. 1 RB, 5.00%, 01/01/22	135	145,929
Clark County School District No. 119 Battleground GO, 4.00%, 12/01/22 (GTD)	155	164,708
County of King WA GOL 4.00%, 12/01/22	20	21,333
5.00%, 01/01/22	100	108,509
5.00%, 07/01/22	180	197,377
5.25%, 01/01/22	80	87,415
Series C, 5.00%, 12/01/22	65	71,850

Security	Par (000)	Value

Washington (continued)
County of King WA Sewer Revenue RB
Series A, 5.00%, 01/01/22	$25	$27,104
Series B, 5.00%, 07/01/22	610	668,212
Series C, 4.00%, 01/01/22	100	105,376
County of Snohomish WA GOL, 5.00%, 12/01/22	140	154,295
Energy Northwest RB, Series A, 5.00%, 07/01/22	810	886,399
Grant County Public Utility District No. 2 RB, Series A, 5.00%, 01/01/22	85	91,881
King County Rural Library District GO, 4.00%, 12/01/22	250	265,857
King County School District No. 405 Bellevue GO, 5.00%, 12/01/22 (GTD)	375	414,060
King County School District No. 409 Tahoma GO, 5.00%, 12/01/22 (GTD)	155	171,081
King County School District No. 414 Lake Washington GO, 5.00%, 12/01/22 (GTD)	320	353,331
Pierce County School District No. 10 Tacoma GO, 5.00%, 12/01/22 (GTD)	125	138,020
Port of Seattle WA RB
Series A, 5.00%, 08/01/22	335	366,276
Series B, 5.00%, 03/01/22	110	119,319
Port of Tacoma WA RB, Series A, 5.00%, 12/01/22	75	82,505
Snohomish County Public Utility District No. 1 RB, 5.00%, 12/01/22	190	209,011
Snohomish County School District No. 201 Snohomish GO, 5.00%, 12/01/22 (GTD)	100	110,211
State of Washington COP
Series A, 5.00%, 07/01/22	125	136,697
Series B, 4.00%, 07/01/22	295	312,305
State of Washington GO 5.00%, 07/01/22	20	21,894
Series 2013A, 5.00%, 08/01/22	245	268,611
Series A, 5.00%, 08/01/22	100	109,637
Series B, 5.00%, 02/01/22	250	271,322
Series B, 5.00%, 07/01/22	330	361,248
Series C, 0.00%, 06/01/22 (AMBAC)(a)	135	123,553
Series C, 5.00%, 06/01/22	40	43,720
Series C, 5.00%, 07/01/22	10	10,947
Series D, 5.00%, 02/01/22	120	130,235
Series D, 5.00%, 07/01/22	25	27,367
Series D, 5.25%, 02/01/22	100	109,307
Series F, 0.00%, 12/01/22 (NPFGC)(a)	65	58,638
Series F, 5.00%, 07/01/22	10	10,947
Series R-2012C, 4.00%, 07/01/22	165	174,978
Series R-2012D, 5.00%, 07/01/22	45	49,261
Series R-2015, 5.00%, 07/01/22	295	322,934
Series R-2015E, 5.00%, 07/01/22	150	164,203
Series R-2017A, 5.00%, 08/01/22	190	208,310
Series R-D, 5.00%, 08/01/22	250	274,092
State of Washington RB
Series C, 5.00%, 09/01/22	185	202,568
Series F, 5.00%, 09/01/22	405	443,459
University of Washington RB 5.00%, 04/01/22	165	179,941
Series A, 5.00%, 12/01/22	75	82,874
Series B, 5.00%, 06/01/22	100	109,444
Series C, 5.00%, 12/01/22	595	657,463
Washington Health Care Facilities Authority RB, Series A, 5.00%, 11/15/22	125	136,976
Washington State University RB 5.00%, 04/01/22	215	233,804

42	2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Dec 2022 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Washington (continued)
5.00%, 10/01/22	$165	$181,125
Yakima County School District No. 7 Yakima GO, 5.00%, 12/01/22 (GTD)	125	137,764
Yakima County School District No. 90 East Valley GO, 5.00%, 12/01/22 (GTD)	130	143,541

		12,782,638

West Virginia — 0.3%
State of West Virginia GO, Series A, 5.00%, 11/01/22	550	606,182
West Virginia State School Building Authority Lottery RB, Series A, 5.00%, 07/01/22	90	98,290
West Virginia Water Development Authority RB, Series A, 5.00%, 07/01/22	100	109,211

		813,683

Wisconsin — 2.7%
City of Milwaukee WI GO
Series N2, 5.00%, 05/01/22	30	32,728
Series N2, 5.00%, 05/15/22	75	81,893
City of Milwaukee WI Sewerage System Revenue RB, Series S5, 5.00%, 06/01/22	110	120,309
Madison Metropolitan School District/WI GO, 4.00%, 03/01/22	95	100,084
Milwaukee County Metropolitan Sewer District GO
Series A, 4.00%, 10/01/22	45	47,899
Series A, 5.25%, 10/01/22	105	116,653
State of Wisconsin Clean Water Fund Leveraged Loan Portfolio RB
Series 1, 4.00%, 06/01/22 (ETM)	75	79,570
Series 1, 5.00%, 06/01/22 (ETM)	125	136,444
State of Wisconsin GO 5.00%, 11/01/22	55	60,662
Series 1, 5.00%, 11/01/22	125	137,869
Series 2, 5.00%, 05/01/22	175	191,223
Series 2, 5.00%, 11/01/22	825	909,934
Series 3, 4.00%, 11/01/22	95	100,947
Series 3, 5.00%, 11/01/22	360	397,062
Series D, 5.00%, 05/01/22	105	114,734

Security	Par/ Shares (000)	Value

Wisconsin (continued)
Wisconsin Department of Transportation RB
Series 1, 5.00%, 07/01/22	$590	$646,740
Series 1, 5.00%, 07/01/27 (PR 07/01/22)	1,550	1,700,210
Series 2, 5.00%, 07/01/22	365	400,102
Wisconsin Health & Educational Facilities Authority RB 4.00%, 11/15/22	100	105,961
5.00%, 08/15/22	165	180,432
Series C, 5.00%, 08/15/22 (ETM)	40	43,756
WPPI Energy RB, Series A, 5.00%, 07/01/22	460	503,387

		6,208,599

Total Municipal Debt Obligations — 98.7% (Cost: $234,148,759)		229,745,797

Short-Term Investments

Money Market Funds — 0.1%
BlackRock Liquidity Funds: MuniCash, 1.45%(d)(e)	105	104,989

Total Short-Term Investments — 0.1% (Cost: $104,989)		104,989

Total Investments in Securities — 98.8% (Cost: $234,253,748)		229,850,786

Other Assets, Less Liabilities — 1.2%		2,852,287

Net Assets — 100.0%		$232,703,073

(a)	Zero-coupon bond.
(b)	Variable or floating rate security. Rate shown is the rate in effect as of period-end.
(c)	Security is payable upon demand on each reset date.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 10/31/17 (000)	Net Activity (000)	Shares Held at 10/31/18 (000)	Value at 10/31/18	Income	Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds: Muni Cash	923	(818)	105	$104,989	$6,350	$(312)		$—

(a)	Includes realized capital gain distributions from an affiliated fund, if any.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Dec 2022 Term Muni Bond ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Municipal Debt Obligations	$—	$229,745,797	$—	$229,745,797
Money Market Funds	104,989	—	—	104,989

	$104,989	$229,745,797	$—	$229,850,786

See notes to financial statements.

44	2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2018	iShares® iBonds® Dec 2023 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Debt Obligations

Alabama — 1.1%
Alabama Federal Aid Highway Finance Authority RB
5.00%, 09/01/23	$200	$223,966
Series A, 5.00%, 09/01/23	70	78,388
Series B, 5.00%, 09/01/23	310	347,147
Alabama Public School &College Authority RB
Series A, 3.00%, 06/01/23	60	61,499
Series B, 5.00%, 01/01/23	125	138,115
City of Huntsville AL GOL, Series D, 5.00%, 05/01/23	115	127,934
State of Alabama GO, Series A, 5.00%, 08/01/23	35	39,142
University of Alabama (The) RB, Series B, 5.00%, 07/01/23	75	83,519
University of Alabama at Birmingham RB, Series A, 5.00%, 10/01/23	135	150,778

		1,250,488
Alaska — 0.1%
Municipality of Anchorage AK GO, 5.00%, 09/01/23	35	39,160
State of Alaska GO, Series B, 5.00%, 08/01/23	25	27,852
University of Alaska RB, Series S, 4.00%, 10/01/23	20	21,179

		88,191
Arizona — 3.1%
Arizona Department of Transportation State Highway Fund Revenue RB, 5.00%, 07/01/23	160	178,771
Arizona Health Facilities Authority RB, Series A, 5.00%, 01/01/23	35	38,526
Arizona School Facilities Board COP, Series A, 5.00%, 09/01/23	225	251,199
Arizona State University RB, 5.00%, 07/01/23	220	245,399
Arizona Transportation Board RB, 5.00%, 07/01/23	285	317,825
Arizona Water Infrastructure Finance Authority RB, 5.00%, 10/01/23	20	22,426
City of Mesa AZ Utility System Revenue RB, 5.00%, 07/01/23	35	38,975
City of Phoenix AZ GO, 4.00%, 07/01/23	165	177,032
City of Phoenix Civic Improvement Corp. RB 5.00%, 07/01/23	190	211,893
Series A, 5.00%, 07/01/23	285	317,685
Series B, 5.00%, 07/01/23	220	245,500
City of Scottsdale AZ GO, 5.00%, 07/01/23	100	112,061
City of Tucson AZ Water System Revenue RB, 5.00%, 07/01/23	80	89,236
County of Pima AZ GOL, 4.00%, 07/01/23	175	187,201
County of Pima AZ Sewer System Revenue RB, 5.00%, 07/01/23	140	155,901
Maricopa County Community College District GO, 5.00%, 07/01/23	100	111,826
Maricopa County Unified School District No. 48 Scottsdale GO, 5.00%, 07/01/23	30	33,449
Maricopa County Unified School District No. 80 Chandler GOL, 4.50%, 07/01/23	40	43,758
Regional Public Transportation Authority RB, 5.25%, 07/01/23	105	118,323
Salt River Project Agricultural Improvement & Power District RB 5.00%, 01/01/23	115	127,258
Series A, 5.00%, 01/01/23	180	199,186
State of Arizona COP, 5.00%, 09/01/23	150	167,249
University of Arizona RB 5.00%, 06/01/23	175	194,943
5.00%, 08/01/23	55	61,221

		3,646,843

Security	Par (000)	Value

Arkansas — 0.4%
State of Arkansas GO
4.25%, 06/01/23	$35	$37,856
5.00%, 04/01/23	100	111,091
5.00%, 10/01/23	225	251,960
University of Arkansas RB, Series A, 5.00%, 11/01/23	55	61,421

		462,328
California — 8.1%
Bay Area Toll Authority RB
Series S-4, 5.00%, 04/01/43 (PR 04/01/23)	100	112,432
Series S-4, 5.25%, 04/01/53 (PR 04/01/23)	135	153,201
Benicia Unified School District GO, Series B, 0.00%, 08/01/23 (NPFGC)(a)	80	70,305
California Educational Facilities Authority RB, Series T-5, 5.00%, 03/15/23	60	67,441
California Health Facilities Financing Authority RB
5.00%, 11/15/23	25	28,269
Series A, 4.00%, 03/01/23	75	79,683
Series A, 5.00%, 11/15/23	15	16,992
Series B, 5.00%, 11/15/23	20	22,656
California State Public Works Board RB
5.00%, 03/01/23	100	111,196
5.00%, 09/01/23	130	145,830
5.00%, 11/01/23	65	73,109
Series A, 5.25%, 06/01/23 (ETM NPFGC)	15	17,088
Series B, 5.00%, 10/01/23	115	129,177
Series D, 5.00%, 09/01/23	190	213,136
Series F, 5.00%, 05/01/23	135	150,611
Series G, 5.00%, 09/01/23	20	22,435
Series I, 5.00%, 11/01/23	75	84,357
California State University RB, Series A, 5.00%, 11/01/23	235	266,812
Chabot-Las Positas Community College District GO, 4.00%, 08/01/23	160	173,286
City of Los Angeles CA Wastewater System Revenue RB, Series B, 4.00%, 06/01/23	55	59,716
City of San Francisco CA Public Utilities Commission Water Revenue RB, 5.00%, 11/01/23	50	57,023
Coast Community College District GO, Series A, 5.00%, 08/01/23	20	22,617
Escondido Union High School District GO, Series A, 0.00%, 08/01/23 (AGC)(a)	150	132,502
Irvine Ranch Water District SA, 5.00%, 02/01/23	30	33,620
Las Virgenes Unified School District GO 0.00%, 09/01/23 (NPFGC)(a)	105	92,948
Series C, 0.00%, 11/01/23 (NPFGC)(a)	50	44,032
Long Beach Community College District GO, Series D, 0.00%, 05/01/23 (NPFGC)(a)	165	146,837
Los Angeles Community College District/CA GO
Series A, 5.00%, 08/01/23	150	170,133
Series C, 5.00%, 08/01/23	20	22,684
Los Angeles Department of Water & Power Power System Revenue RB 5.00%, 07/01/23	100	113,055
Series A, 5.00%, 07/01/23	85	96,097
Series B, 5.00%, 07/01/23	105	118,708
Series D, 4.00%, 07/01/23	150	162,943
Los Angeles Unified School District/CA GO
Series A, 4.00%, 07/01/23	145	156,974
Series A, 5.00%, 07/01/23	275	309,856
Mount Diablo Unified School District/CA GO, Series F, 5.00%, 08/01/23	20	22,530

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Dec 2023 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California (continued)
Municipal Improvement Corp. of Los Angeles RB, Series B, 5.00%, 11/01/23	$40	$45,273
Newport Mesa Unified School District GO, 0.00%, 08/01/23 (NPFGC)(a)	50	44,437
Palomar Community College District GO, 0.00%, 08/01/23(a)	200	177,916
Rancho Santiago Community College District GO, 4.00%, 09/01/23	20	21,727
San Diego Community College District GO, 0.00%, 08/01/23(a)	10	8,896
San Diego Public Facilities Financing Authority RB, 5.00%, 10/15/23	50	56,837
San Diego Unified School District/CA GO, 5.00%, 07/01/23	30	33,945
San Jose Evergreen Community College District GO, Series A, 5.00%, 09/01/23	50	56,651
San Jose Financing Authority RB, Series A, 5.00%, 06/01/23	25	28,220
San Mateo Joint Powers Financing Authority RB, Series A, 5.00%, 07/15/23	100	112,775
San Mateo Union High School District GO, 0.00%, 09/01/23 (NPFGC)(a)	20	17,797
Santa Clara County Financing Authority RB, Series Q, 5.00%, 05/15/23	30	33,829
State of California Department of Water Resources RB, Series AW, 5.00%, 12/01/23	100	114,319
State of California GO 4.00%, 05/01/23	60	64,361
5.00%, 08/01/23	1,825	2,043,598
5.00%, 09/01/23	950	1,065,216
5.00%, 10/01/23	480	538,934
5.00%, 11/01/23	75	84,319
5.00%, 12/01/23	70	78,833
University of California RB 5.00%, 05/15/23	50	56,474
Series AK, 5.00%, 05/15/48 (Put 05/15/23)(b)(c)	750	843,975
Series AR, 4.00%, 05/15/23	200	217,262

		9,445,885
Colorado — 0.6%
City & County of Denver Co. Airport System Revenue RB, Series A, 5.00%, 11/15/23	195	218,227
Denver City & County School District No. 1 GO, 5.00%, 12/01/23 (SAW)	140	157,452
E-470 Public Highway Authority RB, Series B, 0.00%, 09/01/23 (NPFGC)(a)	120	104,917
University of Colorado RB, Series A-2, 5.00%, 06/01/23	140	156,278

		636,874
Connecticut — 1.6%
Connecticut State Health & Educational Facilities Authority RB, Series C-2, 5.00%, 07/01/57 (Put 02/01/23)(b)(c)	255	281,829
State of Connecticut GO 5.00%, 09/15/23	100	109,279
Series A, 5.00%, 04/15/23	345	375,205
Series A, 5.00%, 10/15/23	335	366,426
Series B, 5.00%, 05/15/23	115	125,195
Series D, 5.00%, 06/15/23	35	38,140
Series E, 5.00%, 09/01/23	10	10,921
State of Connecticut Special Tax Revenue RB 5.00%, 01/01/23	40	43,582
Series A, 5.00%, 08/01/23	160	175,763
Series A, 5.00%, 10/01/23	185	203,648

Security	Par (000)	Value

Connecticut (continued)
University of Connecticut RB
Series A, 4.00%, 02/15/23	$50	$52,406
Series A, 5.00%, 02/15/23	100	108,823

		1,891,217
Delaware — 0.7%
Delaware River & Bay Authority RB, Series B, 5.00%, 01/01/23	40	44,080
Delaware Transportation Authority RB, 5.00%, 07/01/23	410	456,756
State of Delaware GO 5.00%, 02/01/23	50	55,495
Series B, 5.00%, 07/01/23	115	128,600
Series C, 5.00%, 03/01/23	120	133,384

		818,315
District of Columbia — 0.8%
District of Columbia GO
Series A, 5.00%, 06/01/23	315	350,898
Series B, 5.00%, 06/01/23	125	139,245
District of Columbia RB 5.00%, 07/15/23	20	22,167
Series A, 5.00%, 12/01/23	260	292,279
District of Columbia Water & Sewer Authority RB
Series A, 5.00%, 10/01/23	70	78,318
Series C, 5.00%, 10/01/23	45	50,347

		933,254
Florida — 4.7%
City of Jacksonville FL RB 5.00%, 10/01/23	85	94,642
Series C, 5.00%, 10/01/23	100	111,393
City of Orlando FL RB, Series B, 5.00%, 10/01/23	55	61,347
City of Tallahassee FL Utility System Revenue RB, 5.00%, 10/01/23	35	39,125
City of Tampa FL RB, 5.00%, 10/01/23	50	55,893
County of Broward FL Airport System Revenue RB, Series C, 5.00%, 10/01/23	20	22,249
County of Miami-Dade FL Aviation Revenue RB, 5.00%, 10/01/23	120	134,320
County of Miami-Dade FL GO 5.00%, 07/01/23	25	27,851
Series 2015-D, 5.00%, 07/01/23	120	133,685
Series A, 5.00%, 07/01/23	275	306,361
County of Miami-Dade FL Transit System RB, 5.00%, 07/01/23	245	272,597
County of Miami-Dade FL Water & Sewer System Revenue RB, 5.00%, 10/01/23	220	245,388
County of Orange FL Sales Tax Revenue RB, Series C, 5.00%, 01/01/23	10	11,070
County of Orange FL Water Utility System Revenue RB, 5.00%, 10/01/23	50	56,139
Florida Department of Environmental Protection RB 5.00%, 07/01/23	215	239,519
Series A, 5.00%, 07/01/23	120	133,685
Florida Municipal Power Agency RB, Series A, 5.00%, 10/01/23	65	72,469
Florida’s Turnpike Enterprise RB 5.00%, 07/01/23	40	44,655
Series B, 5.00%, 07/01/23	335	373,987
Hillsborough County School Board COP, Series A, 5.00%, 07/01/23	60	66,703
Jacksonville Transportation Authority RB, 5.00%, 08/01/23	170	189,552

46	2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Dec 2023 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
Miami-Dade County Expressway Authority RB, Series A, 4.00%, 07/01/23	$85	$90,732
Orange County School Board COP
Series A, 5.00%, 08/01/23	35	38,926
Series D, 5.00%, 08/01/23	25	27,804
Orlando Utilities Commission RB, Series A, 5.00%, 10/01/23	80	89,468
Orlando-Orange County Convention Center RB, 5.00%, 10/01/23	245	273,753
Orlando-Orange County Expressway Authority RB, Series B, 5.00%, 07/01/23	70	77,983
Palm Beach County School District COP, Series B, 5.00%, 08/01/23	125	139,020
Pasco County School Board COP, Series A, 5.00%, 08/01/23	20	22,092
Reedy Creek Improvement District GOL 5.00%, 06/01/23	100	111,213
Series A, 5.00%, 06/01/23	60	66,728
School Board of Miami-Dade County (The) COP, Series D, 5.00%, 02/01/23	10	10,984
School Board of Miami-Dade County (The) GO, 5.00%, 03/15/23	100	110,809
School District of Broward County/FL COP
Series A, 5.00%, 07/01/23	100	110,798
Series B, 5.00%, 07/01/23	135	149,577
Seminole County School Board COP, Series C, 5.00%, 07/01/23	20	22,086
State of Florida GO 5.00%, 06/01/23	145	161,725
Series A, 5.00%, 06/01/23	215	239,800
Series A, 5.00%, 07/01/23	150	167,598
Series B, 5.00%, 06/01/23	75	83,652
Series E, 5.00%, 06/01/23	190	211,916
State of Florida Lottery Revenue RB
Series A, 5.00%, 07/01/23	185	206,617
Series B, 5.00%, 07/01/23	270	301,549
Volusia County School Board COP, Series A, 5.00%, 08/01/23 (BAM)	20	22,224

		5,429,684
Georgia — 1.5%
City of Gainesville GA Water & Sewerage Revenue RB, 5.00%, 11/15/23	35	39,222
County of Forsyth GA GO, 5.00%, 03/01/23	40	44,496
Georgia State Road & Tollway Authority RB, Series A, 5.00%, 06/01/23	60	66,700
Gwinnett County Development Authority COP, 5.25%, 01/01/23 (NPFGC)	90	100,179
State of Georgia GO
Series A, 5.00%, 07/01/23	750	839,047
Series A-1, 5.00%, 02/01/23	200	222,068
Series C, 5.00%, 07/01/23	75	83,905
Series C-1, 5.00%, 07/01/23	150	167,809
Series D, 5.00%, 02/01/23	125	138,793

		1,702,219
Hawaii — 1.8%
City & County Honolulu HI Wastewater System Revenue RB 5.00%, 07/01/23	130	144,886
Series B, 5.00%, 07/01/23	55	61,298
City & County of Honolulu HI GO 4.00%, 10/01/23	100	107,421
5.00%, 09/01/23	210	234,961

Security	Par (000)	Value

Hawaii (continued)
Series A, 5.00%, 10/01/23	$120	$134,437
Series C, 5.00%, 10/01/23	20	22,406
Series E, 4.00%, 09/01/23	40	42,940
County of Hawaii HI GO, 5.00%, 09/01/23	75	83,733
State of Hawaii GO 5.00%, 10/01/23	105	117,633
Series EH-2017, 5.00%, 08/01/23 (ETM)	520	581,786
Series EO, 5.00%, 08/01/23 (ETM)	50	55,941
Series EP, 5.00%, 08/01/23	155	173,195
Series EY, 5.00%, 10/01/23	125	140,039
Series FG, 4.00%, 10/01/23	135	145,018
Series FH, 5.00%, 10/01/23	50	56,015
State of Hawaii State Highway Fund RB, Series B, 5.00%, 01/01/23	25	27,613

		2,129,322
Idaho — 0.1%
Idaho Housing & Finance Association RB, 5.00%, 07/15/23	75	83,057

Illinois — 2.3%
Chicago O’Hare International Airport RB
Series B, 5.00%, 01/01/23	150	164,364
Series D, 5.00%, 01/01/23	40	43,830
Illinois Finance Authority RB 5.00%, 01/01/23	200	220,566
5.00%, 07/01/23	200	222,434
5.00%, 12/01/23	105	117,715
State of Illinois GO 5.00%, 02/01/23	20	20,797
5.00%, 05/01/23	285	296,742
5.00%, 06/01/23	90	93,730
5.00%, 07/01/23	95	98,960
5.00%, 10/01/23	435	453,427
Series A, 5.00%, 04/01/23	110	114,497
Series D, 5.00%, 11/01/23	650	677,683
State of Illinois RB 5.00%, 06/15/23	100	108,250
First Series, 6.00%, 06/15/23 (NPFGC)	45	50,534
Series C, 4.00%, 06/15/23	25	25,993

		2,709,522
Indiana — 0.5%
Indiana Finance Authority RB
Series A, 5.00%, 06/01/23	20	22,279
Series A, 5.00%, 12/01/23	35	39,167
Series B, 5.00%, 02/01/23	55	60,998
Series C, 5.00%, 12/01/23	170	190,932
Indiana University RB
Series A, 5.00%, 06/01/23	45	50,212
Series X, 5.00%, 08/01/23	115	128,664
Purdue University RB 4.00%, 07/01/23	85	91,315
Series BB-1, 5.00%, 07/01/23	20	22,365

		605,932
Iowa — 0.4%
County of Polk IA GO, 5.00%, 06/01/23	100	111,535
Iowa City Community School District RB, 5.00%, 06/01/23	55	60,764
Iowa Finance Authority RB, 5.00%, 08/01/23	40	44,829

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Dec 2023 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Iowa (continued)
State of Iowa RB 5.00%, 06/15/23	$55	$61,191
Series A, 5.00%, 06/01/23	195	216,776

		495,095
Kansas — 0.4%
City of Wichita KS GO, Series 811, 5.00%, 06/01/23	125	139,360
Kansas Development Finance Authority RB, Series B, 5.00%, 05/01/23	20	22,232
Sedgwick County Unified School District No. 259 Wichita GO, 4.00%, 10/01/23	20	21,484
State of Kansas Department of Transportation RB, Series A, 5.00%, 09/01/23	150	168,120
Wyandotte County-Kansas City Unified Government GO, Series D, 5.00%, 08/01/23	100	110,791

		461,987
Louisiana — 0.2%
State of Louiliana RB, Series A, 5.00%, 06/15/23	25	27,687
State of Louisiana GO 4.00%, 09/01/23	75	80,087
Series A, 5.00%, 02/01/23	85	93,943
Series A, 5.00%, 04/01/23	35	38,805

		240,522
Maine — 0.6%
Maine Municipal Bond Bank RB
Series A, 5.00%, 09/01/23	245	273,528
Series A, 5.00%, 11/01/23	105	117,995
Series C, 5.00%, 11/01/23	75	84,282
Maine Turnpike Authority RB, 5.00%, 07/01/23	25	27,851
State of Maine GO, Series B, 5.00%, 06/01/23	125	139,302

		642,958
Maryland — 3.6%
City of Baltimore MD GO, 5.00%, 10/15/23	200	223,946
City of Baltimore MD RB, Series D, 5.00%, 07/01/23	120	133,798
County of Anne Arundel MD GOL, 5.00%, 04/01/23	55	61,198
County of Baltimore MD GO, 5.00%, 02/01/23	30	33,272
County of Charles MD GO 5.00%, 10/01/23	100	112,179
5.00%, 11/01/23	10	11,233
County of Frederick MD GO, Series A, 5.00%, 08/01/23	185	206,982
County of Montgomery MD GO
Series B, 5.00%, 12/01/23	250	281,292
Series C, 5.00%, 10/01/23	100	112,179
County of Prince George’s MD COP, 5.00%, 10/15/23	25	27,944
County of Prince George’s MD GO, 5.00%, 09/15/23	100	112,123
State of Maryland Department of Transportation RB 4.00%, 09/01/23	275	295,210
5.00%, 09/01/23	100	111,886
5.00%, 10/01/23	750	840,232
State of Maryland GO 5.00%, 08/01/23	90	100,565
First Series, 5.00%, 06/01/23	235	261,889
Series A, 5.00%, 03/01/23	150	166,402
Series A, 5.00%, 08/01/23	250	279,347
Series B, 4.00%, 08/01/23	155	166,276
Series C, 5.00%, 08/01/23	320	357,565
Washington Suburban Sanitary Commission GO 4.00%, 06/01/23	25	26,815
5.00%, 06/01/23	230	256,636

		4,178,969

Security	Par (000)	Value

Massachusetts — 2.0%
Commonwealth of Massachusetts Federal Highway Grant Anticipation Note Revenue RB, Series A, 5.00%, 06/15/23	$20	$22,335
Commonwealth of Massachusetts GOL 5.00%, 01/01/23	45	49,815
5.00%, 10/01/23	65	72,885
Series A, 5.00%, 03/01/23	50	55,511
Series A, 5.00%, 05/01/23	105	116,952
Series A, 5.00%, 07/01/23	110	122,853
Series B, 5.00%, 07/01/23	200	223,370
Series B, 5.25%, 08/01/23	70	79,066
Series D, 5.00%, 07/01/23	150	167,527
Series E, 5.00%, 11/01/23	425	477,169
Series H, 5.00%, 12/01/23	55	61,856
Commonwealth of Massachusetts Transportation Fund Revenue RB, Series A, 5.00%, 06/01/23	20	22,344
Massachusetts Bay Transportation Authority RB
Series A, 5.00%, 07/01/23	50	55,819
Series B, 5.25%, 07/01/23	190	214,198
Massachusetts Clean Water Trust (The) RB, 5.00%, 08/01/23	95	106,425
Massachusetts Department of Transportation RB, 0.00%, 01/01/23 (NPFGC)(a)	85	76,144
Massachusetts School Building Authority RB
Series A, 5.00%, 05/15/23	135	150,553
Series A, 5.00%, 11/15/23 (ETM)	45	50,496
Series C, 4.00%, 08/15/23 (ETM)	15	16,086
Massachusetts State College Building Authority RB, Series A, 4.00%, 05/01/23	125	133,532
Massachusetts Water Resources Authority RB, Series A, 5.00%, 08/01/23	40	44,715

		2,319,651
Michigan — 1.0%
Great Lakes Water Authority Water Supply System Revenue RB, 5.00%, 07/01/23	250	276,765
Michigan Finance Authority RB, 5.00%, 11/15/23	50	55,530
Michigan State Building Authority RB
Series I, 5.00%, 04/15/23	240	266,631
Series I, 5.00%, 10/15/23	80	89,578
State of Michigan GO 5.00%, 11/01/23	20	22,475
Series A, 5.00%, 05/01/23	35	39,016
Series A, 5.00%, 12/01/23	140	157,595
State of Michigan RB, 5.00%, 03/15/23	220	243,201

		1,150,791
Minnesota — 1.3%
City of Rochester MN Electric Utility Revenue RB, Series E, 5.00%, 12/01/23	25	28,040
County of Hennepin MN GO, 5.00%, 12/01/23	95	107,036
Elk River Independent School District No. 728 GO, Series A, 5.00%, 02/01/23	85	93,979
Minnesota Municipal Power Agency RB, 5.00%, 10/01/23	30	33,330
Minnesota Public Facilities Authority RB, Series A, 5.00%, 03/01/23	225	249,799
Southern Minnesota Municipal Power Agency RB, Series A, 5.00%, 01/01/23	115	126,682
State of Minnesota GO 5.00%, 10/01/23	50	56,040
Series A, 5.00%, 08/01/23	185	206,806
Series B, 5.00%, 08/01/23	140	156,502

48	2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Dec 2023 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Minnesota (continued)
State of Minnesota RB, Series A, 5.00%, 06/01/23	$400	$445,584

		1,503,798
Mississippi — 0.1%
State of Mississippi GO, 5.25%, 10/01/23	125	141,231

Missouri — 0.8%
Metropolitan St Louis Sewer District RB, 5.00%, 05/01/25 (PR 05/01/23)	150	167,210
Missouri Highway & Transportation Commission RB 5.00%, 02/01/23	190	210,719
Series A, 4.00%, 05/01/23	100	107,091
Series A, 5.00%, 05/01/23	120	133,604
Missouri State Board of Public Buildings RB, Series A, 4.00%, 04/01/23	195	208,242
Missouri State Environmental Improvement & Energy Resources Authority RB 5.00%, 07/01/23	50	55,843
Series B, 5.00%, 01/01/23	50	55,351

		938,060
Nebraska — 0.2%
Nebraska Public Power District RB, Series B, 5.00%, 01/01/23	25	27,602
Omaha Public Power District RB, Series A, 5.00%, 02/01/23	160	177,379

		204,981
Nevada — 2.6%
City of Las Vegas NV GOL, Series A, 5.00%, 06/01/23	40	44,412
Clark County School District GOL
Series A, 5.00%, 06/15/23	105	115,180
Series B, 5.00%, 06/15/23	100	109,695
Clark County Water Reclamation District GOL, 5.00%, 07/01/23	110	122,648
County of Clark NV GOL 5.00%, 06/01/23	75	83,410
5.00%, 11/01/23	440	492,470
County of Clark NV RB, 5.00%, 07/01/23	320	355,895
Las Vegas Valley Water District GOL, Series A, 5.00%, 06/01/23	125	139,016
Nevada System of Higher Education COP, Series A, 5.00%, 07/01/23	40	44,264
Nevada System of Higher Education RB 5.00%, 07/01/23	100	111,264
Series A, 5.00%, 07/01/23	100	111,264
State of Nevada GOL 5.00%, 04/01/23	125	138,642
Series D-1, 5.00%, 03/01/23	40	44,287
Series H-1, 5.00%, 06/01/23	210	233,547
State of Nevada Highway Improvement Revenue RB, 5.00%, 12/01/23	355	398,892
Truckee Meadows Water Authority RB, 5.00%, 07/01/23	195	217,148
Washoe County School District/NV GOL 5.00%, 06/01/23 (PSF)	190	210,434
Series F, 5.00%, 06/01/23	15	16,613

		2,989,081
New Hampshire — 0.3%
New Hampshire Health and Education Facilities Authority Act RB, 5.00%, 07/01/23	95	105,524
New Hampshire Municipal Bond Bank RB, Series E, 5.00%, 08/15/23	125	139,488
State of New Hampshire GO, Series A, 5.00%, 03/01/23	50	55,511

		300,523

Security	Par (000)	Value

New Jersey — 1.8%
Monmouth County Improvement Authority RB, Series B, 5.00%, 12/01/23 (GTD)	$150	$169,005
New Jersey Economic Development Authority RB 5.00%, 06/15/23	50	53,991
Series B, 5.00%, 11/01/23 (SAP)	100	108,637
Series DDD, 5.00%, 06/15/23	100	107,981
Series NN, 5.00%, 03/01/23	300	322,794
Series XX, 5.00%, 06/15/23 (SAP)	200	215,962
New Jersey Educational Facilities Authority RB 5.00%, 06/01/23 (SAP)	75	80,873
5.00%, 06/15/23	75	80,919
New Jersey Transportation Trust Fund Authority RB
Series A, 5.00%, 06/15/23	295	319,998
Series AA, 5.00%, 06/15/23	180	194,850
New Jersey Turnpike Authority RB
Series A, 5.00%, 01/01/23 (ETM)	10	11,045
Series B, 5.00%, 01/01/23	75	82,493
Series C, 5.00%, 01/01/23	90	98,992
State of New Jersey GO 5.00%, 06/01/23	65	71,488
Series T, 5.00%, 06/01/23	100	109,981

		2,029,009
New Mexico — 0.7%
County of Santa Fe NM GO, 5.00%, 07/01/23	95	105,968
New Mexico Finance Authority RB, Series B, 5.00%, 06/01/23	90	100,133
State of New Mexico Severance Tax Permanent Fund RB 5.00%, 07/01/23	75	83,518
Series A, 5.00%, 07/01/23	155	172,605
Series B, 4.00%, 07/01/23	110	117,669
Series B, 5.00%, 07/01/23	40	44,264
University of New Mexico (The) RB
Series A, 5.00%, 06/01/23	100	111,121
Series C, 5.00%, 06/01/23	100	111,121

		846,399
New York — 8.1%
City of New York NY GO 5.00%, 08/01/23	70	78,084
Series 1, 5.00%, 08/01/23	170	189,633
Series A, 4.00%, 08/01/23	50	53,545
Series C, 5.00%, 08/01/23	1,260	1,405,518
Series D-1, 5.00%, 08/01/23	50	55,775
Series E, 5.00%, 08/01/23	95	105,972
Series G, 5.00%, 08/01/23	500	557,745
Series I, 5.00%, 08/01/23	125	139,436
Series J, 5.00%, 08/01/23	270	301,182
Metropolitan Transportation Authority RB
Series A, 5.00%, 11/15/23	10	11,231
Series A-1, 5.00%, 11/15/23	25	27,802
Series A2, 5.00%, 11/15/23	195	216,858
Series B, 5.00%, 11/15/23	455	506,001
Series B-3, 5.00%, 11/15/23	55	61,165
Series C-1, 5.00%, 11/15/23	215	239,099
Series F, 5.00%, 11/15/23	140	155,693
New York City Transitional Finance Authority Building Aid Revenue RB
Series S-1, 5.00%, 07/15/23 (SAW)	105	116,970
Series S-2, 5.00%, 07/15/23 (SAW)	100	111,400

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Dec 2023 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
New York City Transitional Finance Authority Future Tax Secured Revenue RB 5.00%, 02/01/23	$200	$221,298
Series A-1, 4.00%, 08/01/23	125	133,920
Series B-1, 4.00%, 08/01/23	100	107,136
Series C, 5.00%, 11/01/23	60	67,215
Series E-1, 5.00%, 02/01/23	25	27,662
Sub-Series C, 5.00%, 11/01/23	80	89,620
New York City Water & Sewer System RB
Series AA, 5.00%, 06/15/23	250	279,067
Series DD, 5.00%, 06/15/23	75	83,930
New York Convention Center Development Corp. RB 5.00%, 11/15/23	25	27,990
Series B, 5.00%, 11/15/23	20	22,192
New York State Dormitory Authority RB 4.00%, 10/01/23 (SAW)	240	256,202
5.00%, 02/15/23	225	249,167
Series A, 5.00%, 02/15/23	155	171,648
Series A, 5.00%, 03/15/23	155	172,093
Series A, 5.00%, 07/01/23	40	44,431
Series A, 5.00%, 10/01/23 (AGM)	65	72,724
Series A, 5.00%, 10/01/23 (SAW)	100	111,540
Series A, 5.50%, 05/15/23 (NPFGC)	165	187,315
Series B, 5.00%, 07/01/23	265	295,221
Series C, 5.00%, 03/15/23	500	555,140
Series E, 5.00%, 02/15/23	125	138,426
Series E, 5.00%, 03/15/23	100	110,897
Series E, 5.00%, 10/01/23 (SAW)	50	55,770
New York State Environmental Facilities Corp. RB, 5.00%, 06/15/23	210	235,003
New York State Thruway Authority RB
Series K, 5.00%, 01/01/23	100	110,325
Series L, 5.00%, 01/01/23	100	110,325
New York State Urban Development Corp. RB
Series A, 5.00%, 03/15/23	425	471,312
Series D, 5.00%, 03/15/23	175	194,070
Port Authority of New York & New Jersey RB 5.00%, 07/15/23	100	112,014
5.00%, 10/15/23	55	61,859
5.00%, 12/01/23	25	28,180
Sales Tax Asset Receivable Corp. RB, Series A, 5.00%, 10/15/23	20	22,484
Triborough Bridge & Tunnel Authority RB
Series A, 5.00%, 11/15/23	75	84,425
Series A, 5.00%, 11/15/23 (Call 05/15/23)	100	111,384

		9,355,094
North Carolina — 1.3%
Cape Fear Public Utility Authority RB, Series A, 5.00%, 06/01/23	50	55,814
City of Charlotte NC COP, Series C, 5.00%, 12/01/23	40	44,864
City of Winston-Salem NC RB, Series C, 5.00%, 06/01/23	20	22,252
County of Buncombe NC RB, 5.00%, 06/01/23	120	133,842
County of Forsyth NC GO, 5.00%, 12/01/23	130	146,405
County of Mecklenburg NC GO, Series B, 5.00%, 12/01/23	25	28,168
County of Mecklenburg NC RB, Series A, 5.00%, 10/01/23	105	117,684
County of Wake NC RB, Series A, 5.00%, 12/01/23	125	140,582
North Carolina Medical Care Commission RB, 5.00%, 06/01/23	15	16,668

Security	Par (000)	Value

North Carolina (continued)
North Carolina Municipal Power Agency No. 1 RB
Series B, 5.00%, 01/01/23	$110	$120,990
Series E, 5.00%, 01/01/23	10	10,999
State of North Carolina GO 5.00%, 06/01/23	65	72,647
Series A, 5.00%, 06/01/23	100	111,765
State of North Carolina RB 5.00%, 03/01/23	130	143,763
Series A, 5.00%, 05/01/23	175	194,682
Series C, 5.00%, 05/01/23	100	111,247

		1,472,372
North Dakota — 0.1%
North Dakota Public Finance Authority RB, 5.00%, 10/01/23	85	95,268

Ohio — 3.2%
City of Cincinnati OH Water System Revenue RB, Series B, 5.00%, 12/01/23	40	44,946
City of Columbus OH GO 5.00%, 02/15/23	200	221,828
Series 1, 5.00%, 07/01/23	50	55,819
Series 5, 5.00%, 08/15/23	95	106,330
Series A, 4.00%, 07/01/23	25	26,800
Series A, 5.00%, 08/15/23	70	78,348
City of Columbus OH GOL, 5.00%, 08/15/23	45	50,345
County of Hamilton OH Sales Tax Revenue RB, Series A, 5.00%, 12/01/23	130	145,348
County of Hamilton OH Sewer System Revenue RB, Series A, 5.00%, 12/01/23	20	22,442
Miami University/Oxford OH RB, 5.00%, 09/01/23	75	83,696
Northeast Ohio Regional Sewer District RB, 5.00%, 11/15/28 (PR 05/15/23)	515	573,391
Ohio Higher Educational Facility Commission RB, Series A, 5.00%, 12/01/23	65	72,553
Ohio Turnpike & Infrastructure Commission RB, 5.00%, 02/15/23	130	143,684
Ohio University RB, Series A, 5.00%, 12/01/23	100	111,452
Ohio Water Development Authority RB
Series A, 5.00%, 06/01/23	190	211,827
Series B, 5.00%, 12/01/23	105	118,036
Ohio Water Development Authority Water Pollution Control Loan Fund RB 5.00%, 12/01/23	50	56,207
Series 2015A, 5.00%, 12/01/23	85	95,553
State of Ohio GO 4.00%, 09/01/23	75	80,405
5.00%, 03/01/23	30	33,267
5.00%, 05/01/23	340	378,240
Series A, 5.00%, 09/15/23	140	156,699
Series B, 5.00%, 08/01/23	185	206,630
Series C, 5.00%, 11/01/23	75	84,094
Series S, 5.00%, 04/01/23	15	16,664
Series S, 5.00%, 05/01/23	85	94,636
Series T, 5.00%, 11/01/23	95	106,614
State of Ohio GOL, Series A, 5.00%, 09/01/23	80	89,470
State of Ohio RB
Series A, 5.00%, 02/01/23	60	66,241
Series C, 5.00%, 12/01/23	200	223,814

		3,755,379
Oklahoma — 1.2%
City of Oklahoma City OK GO, 5.00%, 03/01/23	215	238,884

50	2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Dec 2023 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oklahoma (continued)
Grand River Dam Authority RB, Series A, 5.00%, 06/01/23	$250	$278,147
Oklahoma Agricultural & Mechanical Colleges RB, Series C, 5.00%, 08/01/23	55	61,273
Oklahoma Capitol Improvement Authority RB 5.00%, 01/01/23	45	49,533
5.00%, 07/01/23	120	133,630
Series A, 5.00%, 07/01/23	115	128,062
Series B, 5.00%, 07/01/23	85	94,654
Oklahoma City Water Utilities Trust RB, 5.00%, 07/01/23	135	150,775
Oklahoma Water Resources Board RB 5.00%, 04/01/23	195	216,975
Series A, 5.00%, 04/01/23	55	61,198

		1,413,131
Oregon — 2.1%
City of Eugene OR Electric Utility System Revenue RB, 5.00%, 08/01/23	55	61,456
City of Portland OR Sewer System Revenue RB
Series A, 5.00%, 10/01/23	20	22,416
Series B, 5.00%, 10/01/23	45	50,414
City of Salem OR GO, 5.00%, 06/01/23	100	111,442
City of Salem OR Water & Sewer Revenue RB, 5.00%, 06/01/23	75	83,616
Oregon State Business Development Commission RB, 2.40%, 12/01/40 (Put 08/14/23)(b)(c)	350	347,018
Oregon State Lottery RB 5.00%, 04/01/23	140	155,590
Series B, 5.00%, 04/01/23	85	94,466
Series C, 5.00%, 04/01/23	60	66,682
Port of Portland OR Airport Revenue RB, Series 23, 5.00%, 07/01/23	175	194,712
State of Oregon Department of Transportation RB, Series A, 5.00%, 11/15/23	280	314,618
State of Oregon GO 5.00%, 05/01/23	495	552,014
Series A, 5.00%, 08/01/23	50	55,989
Series C, 5.00%, 06/01/23	75	83,755
Series F, 5.00%, 05/01/23	100	111,518
Series G, 5.00%, 11/01/23	45	50,592
Series O, 5.00%, 08/01/23	20	22,396
Tri-County Metropolitan Transportation District of Oregon RB, 5.00%, 09/01/23	20	22,426

		2,401,120
Pennsylvania — 1.6%
Commonwealth of Pennsylvania GO
First Series, 5.00%, 01/01/23	300	328,602
First Series, 5.00%, 04/01/23	100	109,989
First Series, 5.00%, 06/15/23	10	11,034
First Series, 5.00%, 04/01/24 (PR 04/01/23)	350	389,441
Second Series, 5.00%, 10/15/23	300	332,517
Delaware County Authority RB 5.00%, 08/01/23	25	27,733
5.00%, 12/01/23	40	44,601
Pennsylvania Turnpike Commission RB
Series A, 5.00%, 12/01/23	310	345,376
Series A, 5.25%, 07/15/23 (AGM)	110	123,546
Series B, 5.00%, 12/01/23	35	38,640
Southeastern Pennsylvania Transportation Authority RB, 5.00%, 06/01/23	120	132,742

		1,884,221

Security	Par (000)	Value

Rhode Island — 0.5%
Rhode Island Commerce Corp. RB, Series A, 5.00%, 06/15/23	$195	$216,318
Rhode Island Health & Educational Building Corp. RB, 5.00%, 09/01/23	115	128,892
Rhode Island Infrastructure Bank Water Pollution Control Revolving Fund RB, 5.00%, 10/01/23	165	184,689

		529,899
South Carolina — 0.2%
Charleston Educational Excellence Finance Corp. RB, 5.00%, 12/01/23	60	67,084
State of South Carolina GO, 5.00%, 08/01/23 (SAW)	105	117,627

		184,711
Tennessee — 2.8%
City of Memphis TN GO, Series A, 5.00%, 11/01/23	100	112,075
County of Blount TN GO, Series B, 5.00%, 06/01/23	70	77,913
County of Hamilton TN GO, Series A, 5.00%, 05/01/23	35	38,984
County of Knox TN GO, 5.00%, 06/01/23	130	145,175
County of Shelby TN GO, Series A, 5.00%, 03/01/23	160	177,704
County of Williamson TN GO, 5.00%, 04/01/23	70	77,920
Metropolitan Government of Nashville & Davidson County TN Electric Revenue RB, Series A, 5.00%, 05/15/23	75	83,571
Metropolitan Government of Nashville & Davidson County TN GO 5.00%, 07/01/23	245	273,513
Series A, 5.00%, 07/01/23	45	50,237
Series A, 5.00%, 01/01/29 (PR 01/01/23)	25	27,665
Series A, 5.00%, 01/01/33 (PR 01/01/23)	1,250	1,383,237
Metropolitan Government of Nashville & Davidson County TN Water & Sewer Revenue RB, 5.00%, 07/01/23	170	189,627
State of Tennessee GO 5.00%, 08/01/23	100	112,026
Series A, 5.00%, 08/01/23	55	61,614
Tennessee State School Bond Authority RB, 5.00%, 11/01/23	435	488,179

		3,299,440
Texas — 12.7%
Abilene Independent School District GO, 5.00%, 02/15/23 (PSF)	115	127,055
Allen Independent School District GO, 5.00%, 02/15/23 (PSF)	225	248,683
Alvin Independent School District/TX GO, Series C, 5.00%, 02/15/23 (PSF)	25	27,621
Arlington Independent School District/TX GO, Series B, 5.00%, 02/15/23 (PSF)	385	425,691
Austin Community College District GOL, 5.00%, 08/01/23	195	217,150
Austin Community College District Public Facility Corp. RB, 5.00%, 08/01/23	50	55,183
Austin Independent School District GO
Series B, 5.00%, 08/01/23	75	83,697
Series B, 5.00%, 08/01/23 (PSF)	50	55,679
Birdville Independent School District GO 5.00%, 02/15/23 (PSF)	45	49,775
Series B, 5.00%, 02/15/23 (PSF)	25	27,653
Bryan Independent School District GO, 4.00%, 02/15/23 (PSF)	230	244,607
Central Texas Regional Mobility Authority RB, Series A, 5.00%, 01/01/23	100	109,203
Central Texas Turnpike System RB, 5.00%, 08/15/23	25	27,423
City of Austin TX GOL, 5.00%, 09/01/23	85	94,897
City of Austin TX Water & Wastewater System Revenue RB 5.00%, 05/15/23	135	149,938
5.00%, 11/15/23	90	100,720
Series A, 5.00%, 11/15/23	100	111,911

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Dec 2023 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
City of Austin/TX GOL, 5.00%, 09/01/23	$100	$111,644
City of Fort Worth TX Water & Sewer System Revenue RB,
Series A, 5.00%, 02/15/23	45	49,814
City of Garland TX GOL, 5.00%, 02/15/23	165	182,157
City of Houston TX Combined Utility System Revenue RB 5.00%, 11/15/23	150	167,490
Series C, 5.00%, 05/15/23	205	227,404
Series D, 5.00%, 11/15/23	25	27,940
City of Houston TX GOL, Series A, 5.00%, 03/01/23	100	110,630
City of Lubbock TX GOL, 5.00%, 02/15/23	60	66,316
City of Plano TX GOL, 5.00%, 09/01/23	80	89,392
City of Round Rock TX GO, 5.00%, 08/15/23	55	61,217
City of San Antonio Texas Electric & Gas Systems Revenue RB, 5.00%, 02/01/23	190	210,151
City of Waco TX GOL, 5.00%, 02/01/23	20	22,053
Conroe Independent School District GO, 5.00%, 02/15/23 (PSF)	225	248,587
County of Bexar TX GOL, 5.00%, 06/15/23	170	188,821
County of Harris TX RB, 5.00%, 08/15/23	220	245,393
Cypress-Fairbanks Independent School District GO, 5.00%, 02/15/23 (PSF)	195	215,777
Dallas Area Rapid Transit RB, 5.00%, 12/01/23	200	224,322
Dallas/Fort Worth International Airport RB, Series G, 5.00%, 11/01/23	65	72,298
Denton Independent School District GO, 5.00%, 08/15/23 (PSF)	80	89,234
Fort Bend Independent School District GO, Series A, 5.00%, 08/15/23 (PSF)	85	94,892
Frisco Independent School District GO, 5.00%, 08/15/23 (PSF)	20	22,337
Harris County Toll Road Authority (The) RB, Series A, 5.00%, 08/15/23	120	133,850
Houston Community College System GOL, 5.00%, 02/15/23	250	276,745
Houston Independent School District GOL, 5.00%, 02/15/23 (PSF)	185	204,314
Humble Independent School District GO, 5.00%, 02/15/23 (PSF)	25	27,696
Katy Independent School District GO 5.00%, 02/15/23 (PSF)	75	83,023
Series A, 5.00%, 02/15/23 (PSF)	155	171,582
Keller Independent School District/TX GO, 5.00%, 02/15/23 (PSF)	50	55,263
Laredo Independent School District GO, 5.00%, 08/01/23 (PSF)	25	27,864
Leander Independent School District GO 0.00%, 08/15/23 (PSF)(a)	40	35,331
5.00%, 08/15/23 (PSF)	20	22,328
Series B, 5.00%, 08/15/23	20	22,232
Series D, 0.00%, 08/15/23 (PSF)(a)	60	52,997
Lewisville Independent School District GO 5.00%, 08/15/23	225	250,540
5.00%, 08/15/23 (PSF)	320	357,395
Series A, 4.00%, 08/15/23 (PSF)	15	16,079
Lone Star College System GOL, Series B, 5.00%, 02/15/23	200	221,138
Lower Colorado River Authority RB 5.00%, 05/15/23	185	204,884
Series B, 5.00%, 05/15/23	355	393,155
Metropolitan Transit Authority of Harris County RB, 5.00%, 11/01/23	20	22,325

Security	Par (000)	Value

Texas (continued)
North East Independent School District/TX GO 5.00%, 08/01/23 (PSF)	$25	$27,852
5.25%, 02/01/23 (PSF)	70	78,037
North Texas Municipal Water District RB 5.00%, 06/01/23	100	110,983
6.25%, 06/01/23	75	87,559
North Texas Municipal Water District Water System Revenue RB, 5.00%, 09/01/23	260	290,651
North Texas Tollway Authority RB
Series A, 5.00%, 01/01/23	320	351,837
Series B, 5.00%, 01/01/23	30	32,860
Northside Independent School District GO 3.00%, 08/15/23 (PSF)	115	118,099
5.00%, 06/15/23 (PSF)	25	27,849
Northwest Independent School District GO 5.00%, 02/15/23 (PSF)	35	38,669
Series A, 5.00%, 02/15/23 (PSF)	200	220,966
Pasadena Independent School District GO, 5.00%, 02/15/23 (PSF)	20	22,114
Permanent University Fund - Texas A&M University System RB 5.00%, 07/01/23	300	334,353
Series A, 5.25%, 07/01/23	50	56,274
Permanent University Fund - University of Texas System RB
Series A, 5.00%, 07/01/23	25	27,875
Series B, 5.00%, 07/01/23	115	128,223
Plano Independent School District GO, 5.00%, 02/15/23 (PSF)	65	71,759
Prosper Independent School District GO, 5.00%, 02/15/23 (PSF)	175	193,496
Round Rock Independent School District GO, 5.00%, 08/01/23 (PSF)	35	39,042
San Antonio Water System RB 5.00%, 05/15/23	65	72,311
Series A, 5.00%, 05/15/23	45	50,061
Series B, 5.00%, 05/15/23	30	33,374
Spring Branch Independent School District GOL, 5.00%, 02/01/23 (PSF)	60	66,236
Spring Independent School District GO, 5.00%, 08/15/23 (PSF)	165	183,808
State of Texas GO 5.00%, 10/01/23	350	391,591
Series A, 5.00%, 10/01/23	215	240,548
Series B-1, 5.00%, 08/01/23	45	50,218
State of Texas GOL, 5.00%, 08/01/23	175	195,293
Tarrant County Cultural Education Facilities Finance Corp. RB 5.00%, 08/15/23	100	110,684
5.00%, 12/01/23	40	44,702
Tarrant Regional Water District RB 5.00%, 03/01/23	295	326,358
Series A, 5.00%, 03/01/23	45	49,784
Texas A&M University RB
Series B, 5.00%, 05/15/23	100	111,247
Series D, 5.00%, 05/15/23	35	38,936
Series E, 5.00%, 05/15/23	35	38,936
Texas State Technical College RB, 5.00%, 10/15/23	20	22,355
Texas State University System RB 5.00%, 03/15/23	615	680,128
Series A, 5.00%, 03/15/23	35	38,707
Texas Transportation Commission State Highway Fund RB 5.00%, 10/01/23	365	408,015
Series A, 5.00%, 04/01/23	135	149,734

52	2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Dec 2023 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
Texas Water Development Board RB 5.00%, 04/15/23	$100	$110,961
5.00%, 10/15/23	200	223,648
Trinity River Authority LLC RB, 5.00%, 02/01/23	135	149,031
United Independent School District GO, 5.00%, 08/15/23 (PSF)	25	27,862
University of Houston RB, 4.00%, 02/15/23	50	53,155
University of North Texas System RB, Series A, 5.00%, 04/15/23	100	110,828
University of Texas System (The) RB 5.00%, 08/15/23	460	513,535
Series A, 5.00%, 08/15/23	120	133,966
Series C, 5.00%, 08/15/23	100	111,638
Series H, 5.00%, 08/15/23	25	27,910
Series I, 5.00%, 08/15/23	100	111,638
Series J, 5.00%, 08/15/23	100	111,638

		14,710,830
Utah — 2.0%
Alpine School District/UT GO, 5.00%, 03/15/23 (GTD)	270	299,541
Central Utah Water Conservancy District RB, Series A, 5.00%, 10/01/23	85	95,143
City of Salt Lake City UT Public Utilities Revenue RB, 5.00%, 02/01/23	100	110,777
Davis School District GO, 5.00%, 06/01/23 (GTD)	125	139,303
Intermountain Power Agency RB, 5.00%, 07/01/23	15	16,690
Jordan Valley Water Conservancy District RB, Series B, 5.00%, 10/01/23	75	83,950
University of Utah (The) RB 5.00%, 08/01/23	130	145,571
5.00%, 08/01/28 (PR 08/01/23)	565	632,133
Series A, 5.00%, 08/01/23 (SAP)	225	251,950
Series B, 5.00%, 08/01/23	175	195,961
Utah State Building Ownership Authority RB, 5.00%, 05/15/23	200	222,404
Utah Transit Authority RB, Series A, 5.00%, 06/15/23	50	55,860
Washington County School District Board of Education/St George GO, 5.00%, 03/01/23 (GTD)	110	122,029

		2,371,312
Vermont — 0.1%
State of Vermont GO, Series B, 5.00%, 08/15/23	100	112,071
University of Vermont & State Agricultural College RB, 5.00%, 10/01/23	25	27,836
Vermont Municipal Bond Bank RB, Series 4, 5.00%, 12/01/23	25	28,117

		168,024
Virginia — 6.3%
City of Hampton VA GO, 5.00%, 09/01/23 (SAW)	10	11,203
City of Newport News VA GO, Series A, 5.00%, 08/01/23	60	67,015
City of Norfolk VA GO, 5.00%, 08/01/23 (SAW)	70	78,251
Commonwealth of Virginia GO, Series B, 5.00%, 06/01/23	100	111,811
County of Chesterfield VA Water &Sewer Revenue RB, 5.00%, 11/01/23	50	56,188
County of Fairfax VA GO 5.00%, 10/01/23 (SAW)	215	241,611
Series A, 5.00%, 10/01/23 (SAW)	700	786,639
Series B, 5.00%, 04/01/23 (SAW)	25	27,862
County of Loudoun VA GO
Series A, 5.00%, 12/01/23	75	84,541
Series A, 5.00%, 12/01/23 (SAW)	35	39,452
County of Prince William VA COP, 5.00%, 10/01/23	100	111,638
County of Prince William VA GO, 5.00%, 08/01/23 (SAW)	100	112,073

Security	Par (000)	Value
Virginia (continued)
Fairfax County Water Authority RB, 5.00%, 04/01/23	$255	$284,417
Virginia College Building Authority RB 5.00%, 02/01/23	20	22,164
Series A, 5.00%, 02/01/23	155	171,769
Series A, 5.00%, 02/01/28 (PR 02/01/23)	1,000	1,109,050
Series E-1, 5.00%, 02/01/23	245	271,507
Series E-2, 5.00%, 02/01/23	500	554,095
Virginia Commonwealth Transportation Board RB 5.00%, 05/15/23	360	400,489
5.00%, 09/15/23 (PR 03/15/23)	1,100	1,223,244
Series A, 5.00%, 05/15/23	130	144,621
Virginia Public Building Authority RB 5.00%, 08/01/23	215	240,546
Series A, 5.00%, 08/01/26 (PR 08/01/23)	150	167,895
Series B, 5.00%, 08/01/23	295	330,052
Virginia Public School Authority RB 5.00%, 07/15/23 (SAW)	25	27,992
5.00%, 08/01/23 (SAW)	200	223,478
Series A, 5.00%, 08/01/23 (SAW)	25	27,935
Series B, 5.00%, 08/01/23 (SAW)	50	55,869
Virginia Resources Authority RB 5.00%, 10/01/23	90	100,961
5.00%, 11/01/23	175	196,833
Series A, 4.00%, 11/01/23	75	80,839

		7,362,040
Washington — 6.0%
City of Seattle WA Drainage & Wastewater Revenue RB, 5.00%, 07/01/23	50	55,795
City of Seattle WA GO, 5.00%, 12/01/23	100	112,568
City of Seattle WA GOL, Series A, 5.00%, 04/01/23	75	83,485
City of Seattle WA Municipal Light & Power Revenue RB, Series B, 5.00%, 04/01/23	85	94,466
City of Spokane WA Water & Wastewater Revenue RB, 5.00%, 12/01/23	155	174,006
Clark County Public Utility District No. 1 RB, 5.00%, 01/01/23	30	33,060
Clark County School District No. 117 Camas GO, 5.00%, 12/01/23 (GTD)	100	112,161
County of King WA GOL 5.00%, 07/01/23	370	412,887
5.00%, 12/01/23	100	112,364
5.25%, 01/01/23	115	128,345
Series E, 5.00%, 12/01/23	110	123,600
County of King WA Sewer Revenue RB, Series B, 5.00%, 07/01/23	260	290,137
County of Snohomish WA GOL, 5.00%, 12/01/23	25	28,027
Energy Northwest RB 5.00%, 07/01/23	80	89,123
Series A, 5.00%, 07/01/23	500	557,020
Grant County Public Utility District No. 2 RB, Series A, 5.00%, 01/01/23	35	38,497
King Country School District No. 415 Kent GO, 5.00%, 12/01/23 (GTD)	60	67,114
King County School District No. 216 Enumclaw GO, 5.00%, 12/01/23 (GTD)	50	56,055
King County School District No. 401 Highline GO, 5.00%, 12/01/23 (GTD)	25	28,028
King County School District No. 403 Renton GO, 5.00%, 12/01/23 (GTD)	100	112,110
King County School District No. 405 Bellevue GO, 5.00%, 12/01/23 (GTD)	355	398,892

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Dec 2023 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Washington (continued)
King County School District No. 411 Issaquah GO, 5.00%, 12/01/23 (GTD)	$70	$78,619
Pierce County School District No. 320 Sumner GO, 5.00%, 12/01/23 (GTD)	140	157,310
Pierce County School District No. 403 Bethel GO, 5.00%, 06/01/23 (GTD)	30	33,433
Pierce County School District No. 416 White River GO, 5.00%, 12/01/23 (GTD)	20	22,473
Port of Seattle WA GOL, 5.00%, 06/01/23	55	61,293
Port of Seattle WA RB, Series B, 5.00%, 03/01/23	70	77,259
Port of Tacoma WA GOL, 5.00%, 12/01/23	100	112,110
Port of Tacoma WA RB, Series A, 4.00%, 12/01/23	125	133,891
Skagit County School District No. 103 Anacortes GO, 5.00%, 12/01/23 (GTD)	25	28,078
Snohomish County School District No. 15 Edmonds GO, 4.00%, 12/01/23 (GTD)	20	21,522
Snohomish County School District No. 201 Snohomish GO, 5.00%, 12/01/23 (GTD)	45	50,449
Snohomish County School District No. 4 Lake Stevens GO, 5.00%, 12/01/23 (GTD)	140	156,598
Snohomish County School District No. 6 Mukilteo GO, 5.00%, 12/01/23 (GTD)	55	61,800
Spokane & Whitman Counties School District No. 360 Cheney GO, 5.00%, 12/01/23 (GTD)	65	72,740
State of Washington COP 5.00%, 07/01/23	65	72,352
Series A, 5.00%, 07/01/23	240	267,147
State of Washington GO 5.00%, 07/01/23	250	278,745
5.00%, 08/01/23	110	122,808
Series A, 5.00%, 08/01/23	265	295,857
Series B, 5.00%, 07/01/23	95	105,923
Series C, 5.50%, 07/01/23	135	149,828
Series R, 4.00%, 07/01/23	50	53,554
Series R, 5.00%, 07/01/23	375	418,117
Series R-2015, 5.00%, 07/01/23	200	222,996
Series R-2017A, 5.00%, 08/01/23	85	94,897
State of Washington RB, 5.00%, 09/01/23	250	278,505
University of Washington RB
Series A, 4.00%, 12/01/23	20	21,542
Series C, 5.00%, 12/01/23	55	61,856
Washington State University RB 5.00%, 04/01/23	220	243,718
5.00%, 10/01/23	70	78,147
Yakima County School District No. 90 East Valley GO, 5.00%, 12/01/23 (GTD)	15	16,817

		6,958,124
West Virginia — 0.4%
State of West Virginia GO
Series A, 5.00%, 06/01/23	160	177,941
Series A, 5.00%, 11/01/23	30	33,577
West Virginia Parkways Authority RB, 5.00%, 06/01/23	195	217,043
West Virginia State School Building Authority Lottery RB, Series A, 5.00%, 07/01/23	75	83,273

		511,834

Security	Par/ Shares (000)	Value

Wisconsin — 6.7%
City of Madison WI GO, 4.00%, 10/01/23	$90	$96,636
City of Madison WI Water Utility Revenue RB, 5.00%, 01/01/23	50	55,267
City of Milwaukee WI GO, 5.00%, 02/01/23	215	237,895
Milwaukee County Metropolitan Sewer District GO, Series A, 5.00%, 10/01/23	275	308,627
State of Wisconsin Environmental Improvement Fund Revenue RB, 5.00%, 06/01/23	350	390,759
State of Wisconsin GO 5.00%, 11/01/23	310	347,897
5.00%, 05/01/28 (PR 05/01/23)	1,000	1,112,470
5.00%, 05/01/29 (PR 05/01/23)	2,000	2,224,940
Series 1, 5.00%, 05/01/23	90	100,203
Series 1, 5.00%, 11/01/23	220	246,895
Series 2, 5.00%, 11/01/23	105	117,836
Series C, 5.00%, 05/01/23	40	44,535
Wisconsin Department of Transportation RB 5.00%, 07/01/23	75	83,729
5.00%, 07/01/30 (PR 07/01/23)	200	223,464
Series 1, 4.00%, 07/01/23	40	42,862
Series 1, 5.00%, 07/01/26 (PR 07/01/23)	645	719,162
Series 1, 5.00%, 07/01/27 (PR 07/01/23)	585	653,632
Series A, 5.00%, 07/01/23	335	373,987
Wisconsin Health & Educational Facilities Authority RB 5.00%, 08/15/23	115	127,614
5.00%, 11/15/23	40	44,604
WPPI Energy RB 5.00%, 07/01/23	55	61,247
Series A, 5.00%, 07/01/23	125	139,198

		7,753,459

Total Municipal Debt Obligations — 98.7% (Cost: $116,362,596)		114,502,444

Short-Term Investments

Money Market Funds — 0.1%
BlackRock Liquidity Funds: MuniCash, 1.45%(d)(e)	77	77,424

Total Short-Term Investments — 0.1% (Cost: $77,424)		77,424

Total Investments in Securities — 98.8% (Cost: $116,440,020)		114,579,868

Other Assets, Less Liabilities — 1.2%		1,397,117

Net Assets — 100.0%		$115,976,985

(a)	Zero-coupon bond.
(b)	Variable or floating rate security. Rate shown is the rate in effect as of period-end.
(c)	Security is payable upon demand on each reset date.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.

54	2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Dec 2023 Term Muni Bond ETF

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 10/31/17 (000)	Net Activity (000)	Shares Held at 10/31/18 (000)	Value at 10/31/18	Income	Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds: Muni Cash	1,920	(1,843)	77	$77,424	$6,794	$(294)		$—

(a)	Includes realized capital gain distributions from an affiliated fund, if any.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Municipal Debt Obligations	$—	$114,502,444	$—	$114,502,444
Money Market Funds	77,424	—	—	77,424

	$ 77,424	$114,502,444	$ —	$114,579,868

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments October 31, 2018	iShares® iBonds® Dec 2024 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Debt Obligations

Alabama — 1.5%
Alabama Federal Aid Highway Finance Authority RB
Series A, 5.00%, 09/01/24	$50	$56,886
Series B, 5.00%, 09/01/24	100	113,773
Alabama Public School &College Authority RB, Series A, 5.00%, 05/01/24	50	56,520
Auburn University RB, Series B, 5.00%, 06/01/24	35	39,726
City of Huntsville AL GO, Series A, 5.00%, 08/01/24	15	17,030
County of Mobile AL GOL, Series A, 5.00%, 06/01/24	20	22,589
University of Alabama (The) RB, Series A, 5.00%, 07/01/24	40	45,249

		351,773
Alaska — 0.4%
Borough of North Slope AK GO, Series B, 5.00%, 10/30/24	20	22,565
State of Alaska GO, Series B, 5.00%, 08/01/24	70	79,192

		101,757
Arizona — 3.0%
Arizona Board of Regents COP, Series A, 5.00%, 06/01/24	25	28,181
Arizona State University RB
Series B, 5.00%, 07/01/24	20	22,659
Series C, 5.00%, 07/01/24	10	11,329
Arizona Transportation Board RB, 5.00%, 07/01/24	65	73,550
City of Phoenix AZ GO, 5.00%, 07/01/24	75	85,139
City of Phoenix Civic Improvement Corp. RB 5.00%, 07/01/24	170	192,885
Series A, 5.00%, 07/01/24	15	16,876
Series B, 5.00%, 07/01/24	55	62,269
City of Tucson AZ COP, 5.00%, 07/01/24	25	28,014
City of Tucson AZ Water System Revenue RB, 5.00%, 07/01/24	5	5,665
County of Pima AZ Sewer System Revenue RB, 5.00%, 07/01/24	50	56,590
Maricopa County Unified School District No. 97-Deer Valley/AZ GO, 4.00%, 07/01/24	20	21,531
Regional Public Transportation Authority RB, 5.25%, 07/01/24	50	57,246
State of Arizona COP, 5.00%, 09/01/24	45	50,910

		712,844
California — 7.7%
Allan Hancock Joint Community College District/CA GO, 5.00%, 08/01/24	25	28,744
Beverly Hills Unified School District CA GO, 0.00%, 08/01/24(a)	30	25,861
California Health Facilities Financing Authority RB, Series A, 5.00%, 11/15/24	20	23,100
California State Public Works Board RB
Series A, 5.00%, 09/01/24	25	28,473
Series D, 5.00%, 09/01/24	35	39,862
Series F, 5.00%, 05/01/24	10	11,337
Series G, 5.00%, 05/01/24	95	107,701
Series H, 5.00%, 12/01/24	15	17,148
California State University RB, Series A, 5.00%, 11/01/24	105	121,370
City of San Francisco CA Public Utilities Commission Water Revenue RB
5.00%, 11/01/24	20	23,191
Series D, 5.00%, 11/01/24	15	17,393
County of Sacramento CA Airport System Revenue RB, Series D, 5.00%, 07/01/24	50	56,731
Grossmont Union High School District GO, 5.00%, 08/01/24	25	28,817
Long Beach Community College District GO, Series F, 5.00%, 06/01/24	10	11,497
Los Angeles Department of Water & Power Power System RB, Series A, 5.00%, 07/01/24	35	40,392

Security	Par (000)	Value

California (continued)
Los Angeles Department of Water & Power System Revenue RB, Series B, 5.00%, 07/01/24	$20	$23,081
Los Angeles Unified School District/CA GO
Series A, 5.00%, 07/01/24	110	126,062
Series B, 5.00%, 07/01/24	45	51,571
North Orange County Community College District/CA GO, Series B, 0.00%, 08/01/24 (NPFGC)(a)	20	17,182
Pasadena Unified School District GO, Series B, 5.00%, 08/01/24	30	34,424
Placer Union High School District/CA GO, Series A, 0.00%, 08/01/24(a)	25	21,441
Port of Los Angeles RB, Series A, 5.00%, 08/01/24	15	17,282
Poway Unified School District GO, Series A, 0.00%, 08/01/24(a)	50	42,980
Salinas Union High School District GO, Series A, 0.00%, 10/01/24(a)	20	17,107
San Diego Community College District GO, 5.00%, 08/01/24	40	46,295
San Marcos Unified School District GO, 0.00%, 08/01/24(a)	40	34,131
State of California Department of Water Resources RB
Series AR, 5.00%, 12/01/24 (PR 06/01/24)	10	11,491
Series AS, 5.00%, 12/01/24	20	23,257
Series AW, 5.00%, 12/01/24	20	23,257
State of California GO 5.00%, 08/01/24	110	125,138
5.00%, 09/01/24	35	39,862
5.00%, 10/01/24	250	285,040
5.00%, 11/01/24	55	62,778
Series B, 5.00%, 09/01/24	100	113,890
University of California RB
Series AO, 5.00%, 05/15/24	20	23,016
Series AV, 5.00%, 05/15/24	40	46,032
William S Hart Union High School District GO, Series B, 0.00%, 08/01/24(a)	65	56,000

		1,822,934
Colorado — 1.2%
City & County of Denver Co. Airport System Revenue RB, Series A, 5.00%, 11/15/24	80	90,757
Denver City & County School District No. 1 COP, Series A, 5.00%, 12/01/24	45	50,956
Denver City & County School District No. 1 GO 5.00%, 12/01/24	10	11,414
Series A, 5.50%, 12/01/24	55	64,320
Series B, 5.00%, 12/01/24	25	28,535
E-470 Public Highway Authority RB, Series B, 0.00%, 09/01/24 (NPFGC)(a)	25	21,040
University of Colorado RB, Series B-1, 5.00%, 06/01/24	25	28,389

		295,411
Connecticut — 1.2%
State of Connecticut GO
Series A, 5.00%, 03/15/24	30	32,939
Series D, 5.00%, 04/15/24	55	60,436
Series D, 5.00%, 06/15/24	45	49,548
Series D, 5.00%, 08/15/24	35	38,593
Series E, 5.00%, 09/15/24	15	16,552
Series E, 5.00%, 10/15/24	25	27,607
State of Connecticut Special Tax Revenue RB
Series A, 5.00%, 08/01/24	25	27,760
Series A, 5.00%, 09/01/24	25	27,782

		281,217

56	2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Dec 2024 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Delaware — 0.8%
Delaware Transportation Authority RB
4.00%, 07/01/24	$65	$70,011
5.00%, 07/01/24	25	28,309
State of Delaware GO, Series B, 5.00%, 07/01/27 (PR 07/01/24)	85	96,587

		194,907
District of Columbia — 0.9%
District of Columbia GO
Series A, 4.00%, 06/01/24	25	26,955
Series D, 5.00%, 06/01/24	75	84,917
Series E, 5.00%, 06/01/24	15	16,983
District of Columbia RB, Series A, 5.00%, 12/01/24	50	57,040
Metropolitan Washington Airports Authority RB, Series B, 5.00%, 10/01/24	15	16,988

		202,883
Florida — 5.3%
Central Florida Expressway Authority RB, 5.00%, 07/01/24	30	33,869
City of Jacksonville FL RB, Series B, 5.00%, 10/01/24	25	28,254
City of Tampa FL Water & Wastewater System Revenue RB, 5.00%, 10/01/24	25	28,534
County of Miami-Dade FL Aviation Revenue RB, 5.00%, 10/01/24	70	79,276
County of Miami-Dade FL GO, Series A, 5.00%, 07/01/24	25	28,309
County of Miami-Dade FL Water &Sewer System Revenue RB, 5.00%, 10/01/24	95	107,588
County of Sarasota FL RB, 5.00%, 10/01/24	20	22,709
Florida Department of Environmental Protection RB, 5.00%, 07/01/24	25	28,281
Florida Municipal Power Agency RB, Series A, 5.00%, 10/01/24	20	22,627
Florida’s Turnpike Enterprise RB, Series A, 5.00%, 07/01/24	55	62,404
Hillsborough County School Board COP, Series A, 5.00%, 07/01/24	45	50,779
Lee County School Board (The)COP, 5.00%, 08/01/24	15	16,842
Miami-Dade County Expressway Authority RB, Series B, 5.00%, 07/01/24	25	28,225
Orange County Convention Center/Orlando RB, 5.00%, 10/01/24	70	79,234
Orange County School Board COP, Series B, 5.00%, 08/01/24	15	16,910
Palm Beach County School District COP, Series B, 5.00%, 08/01/24	80	90,049
Pasco County School Board COP, Series A, 5.00%, 08/01/24	25	27,942
School Board of Miami-Dade County (The) COP, Series D, 5.00%, 02/01/24	30	33,447
School Board of Miami-Dade County (The) GO, 5.00%, 03/15/24	70	78,778
School District of Broward County/FL COP
Series A, 5.00%, 07/01/24	50	56,252
Series B, 5.00%, 07/01/24	20	22,501
State of Florida GO
Series A, 5.00%, 01/01/24	55	61,961
Series A, 5.00%, 07/01/24	20	22,681
Series B, 5.00%, 06/01/24	50	56,723
State of Florida Lottery Revenue RB, Series A, 5.00%, 07/01/24	115	130,612
Volusia County School Board COP, Series A, 5.00%, 08/01/24	20	22,444
Volusia County School Board RB, 5.00%, 10/01/24	20	22,487

		1,259,718
Georgia — 0.8%
City of Atlanta GA Water & Wastewater Revenue RB, 5.00%, 11/01/24	10	11,378
Fayette County School District/GA GO, 5.25%, 09/01/24 (SAW)	25	28,722

Security	Par (000)	Value

Georgia (continued)
State of Georgia GO
Series C-1, 5.00%, 07/01/24	$110	$125,184
Series E, 5.00%, 12/01/24	20	22,901

		188,185
Hawaii — 3.0%
City & County Honolulu HI Wastewater System RB, Series A, 5.00%, 07/01/24	10	11,290
City & County Honolulu HI Wastewater System Revenue RB
Series A, 5.00%, 07/01/24	120	135,816
Series B, 5.00%, 07/01/24	25	28,295
City & County of Honolulu HI GO
Series A, 5.00%, 10/01/24	50	56,919
Series C, 5.00%, 10/01/24	50	56,920
County of Hawaii HI GO
Series A, 5.00%, 09/01/24	15	17,014
Series B, 4.00%, 09/01/24	20	21,550
County of Maui HI GO, 5.00%, 09/01/24	35	39,800
State of Hawaii GO 5.00%, 10/01/24	35	39,741
Series EO, 5.00%, 08/01/24	10	11,330
Series ET, 5.00%, 10/01/24	15	17,032
Series EZ, 5.00%, 10/01/24	100	113,545
Series FE, 5.00%, 10/01/24	55	62,450
Series FH, 5.00%, 10/01/24	85	96,513

		708,215
Idaho — 0.4%
Idaho Housing & Finance Association RB 5.00%, 07/15/24	50	56,067
Series A, 5.00%, 07/15/24	25	28,033

		84,100
Illinois — 2.7%
Chicago O’Hare International Airport RB
Series C, 5.00%, 01/01/24	20	22,223
Series D, 5.00%, 01/01/24	105	116,670
Illinois Finance Authority RB, 5.00%, 07/01/24	40	45,091
State of Illinois GO 5.00%, 02/01/24	60	62,350
5.00%, 04/01/24	35	36,394
5.00%, 05/01/24	15	15,606
Series A, 5.00%, 12/01/24	50	52,044
Series D, 5.00%, 11/01/24	170	176,870
State of Illinois RB
Series C, 4.00%, 06/15/24	25	26,008
Series D, 5.00%, 06/15/24	75	81,850

		635,106
Indiana — 1.3%
Indiana Finance Authority RB
Series A, 5.00%, 02/01/24	25	28,199
Series A, 5.00%, 10/01/24	45	50,569
Series C, 5.00%, 12/01/24	35	39,928
Indiana Municipal Power Agency RB, Series C, 5.00%, 01/01/24	35	39,177
Indiana University RB, Series X, 5.00%, 08/01/24	95	108,074
Purdue University COP, Series A, 5.00%, 07/01/24	20	22,749
Purdue University RB, Series A, 5.00%, 07/01/24	25	28,436

		317,132
Iowa — 0.2%
Iowa Finance Authority RB, 5.00%, 08/01/24	35	39,837

S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Dec 2024 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Kansas — 0.5%
Johnson County Unified School District No. 229 Blue Valley GO, Series B, 5.00%, 10/01/24	$25	$28,474
Johnson County Water District No. 1 RB, 5.00%, 01/01/24	35	39,485
Sedgwick County Unified School District No. 259 Wichita GO, Series A, 4.00%, 10/01/24	55	59,571

		127,530
Louisiana — 0.4%
State of Louisiana GO
Series A, 5.00%, 09/01/24	60	67,881
Series B, 5.00%, 05/01/24	25	28,014

		95,895
Maine — 0.6%
Maine Municipal Bond Bank RB
Series B, 5.00%, 11/01/24	20	22,804
Series C, 5.00%, 11/01/24	25	28,505
Series D, 5.00%, 11/01/24	25	28,506
Maine Turnpike Authority RB, 5.00%, 07/01/24	55	62,280

		142,095
Maryland — 3.5%
County of Anne Arundel MD GOL, 5.00%, 10/01/24	60	68,374
County of Baltimore MD GO, 5.00%, 08/01/24	75	85,278
County of Carroll MD GO, 5.00%, 11/01/24	100	114,082
County of Montgomery MD GO, Series A, 5.00%, 11/01/26 (PR 11/01/24)	10	11,414
County of Prince George’s MD GOL, Series A, 4.00%, 09/01/24	100	108,428
State of Maryland Department of Transportation RB 5.00%, 09/01/24	30	34,079
5.00%, 11/01/24	40	45,537
State of Maryland GO
Series A, 5.00%, 03/15/24	20	22,594
Series B, 5.00%, 08/01/24	175	198,781
Series C, 5.00%, 08/01/24	120	136,307

		824,874
Massachusetts — 2.0%
Commonwealth of Massachusetts Federal Highway Grant Anticipation Note Revenue RB, Series A, 5.00%, 06/15/24	50	56,795
Commonwealth of Massachusetts GOL
Series A, 5.00%, 07/01/24	10	11,346
Series B, 5.25%, 09/01/24	20	23,013
Series C, 5.00%, 07/01/24	60	68,077
Series H, 5.00%, 12/01/24	150	171,210
Commonwealth of Massachusetts Transportation Fund Revenue RB, Series A, 5.00%, 06/01/24	10	11,367
Massachusetts Bay Transportation Authority RB, Series A, 5.00%, 07/01/24	80	90,759
Massachusetts Clean Water Trust (The) RB, Series 2017, 5.00%, 08/01/24	20	22,798
Massachusetts School Building Authority RB, Series C, 5.00%, 08/15/24	25	28,448

		483,813
Michigan — 1.3%
Michigan State Building Authority RB, Series I, 5.00%, 04/15/24	30	33,801
Oxford Area Community School District GO, Series A, 5.00%, 05/01/24	15	16,858
State of Michigan Comprehensive Transportation Revenue RB, 5.00%, 11/15/24	60	68,211
State of Michigan GO, Series A, 5.00%, 12/01/24	55	62,810
State of Michigan RB, 5.00%, 03/15/24	70	78,665

Security	Par (000)	Value

Michigan (continued)
Wayne County Airport Authority RB, Series C, 5.00%, 12/01/24	$50	$56,468

		316,813
Minnesota — 1.3%
County of Hennepin MN GO, Series A, 5.00%, 12/01/24	50	57,191
Metropolitan Council GO, Series C, 5.00%, 03/01/24	30	33,848
Minneapolis-St Paul Metropolitan Airports Commission RB, Series B, 5.00%, 01/01/24	25	28,022
Minnesota Municipal Power Agency RB, Series A, 5.00%, 10/01/24	15	16,883
Rosemount-Apple Valley-Eagan Independent School District No. 196 GO, Series A, 5.00%, 02/01/24	115	129,474
State of Minnesota GO
Series A, 5.00%, 08/01/24	35	39,756
Series B, 5.00%, 08/01/24	10	11,359

		316,533
Mississippi — 0.2%
State of Mississippi GO, Series C, 5.00%, 10/01/24	35	39,761

Missouri — 0.7%
Missouri Highway & Transportation Commission RB, Series B, 5.00%, 05/01/24	75	84,945
University of Missouri RB, Series A, 5.00%, 11/01/24	75	85,607

		170,552
Nebraska — 0.7%
City of Omaha NE GO, Series B, 5.00%, 11/15/24	25	28,361
Nebraska Public Power District RB, Series A-1, 5.00%, 01/01/24	15	16,806
Omaha Public Power District Nebraska City Station Unit 2 RB, Series A, 5.00%, 02/01/24	45	50,358
Omaha Public Power District RB, Series A, 5.00%, 02/01/24	55	62,038

		157,563
Nevada — 2.6%
Clark County School District GOL, Series B, 5.00%, 06/15/24	25	27,731
Clark County Water Reclamation District GOL, 5.00%, 07/01/24	50	56,590
County of Clark Department of Aviation RB, Series C, 5.00%, 07/01/24	80	90,094
County of Clark NV GOL 5.00%, 06/01/24	25	28,236
5.00%, 11/01/24	25	28,386
Series A, 5.00%, 11/01/24	20	22,709
Series B, 5.00%, 11/01/24	30	34,063
County of Clark NV RB 5.00%, 07/01/24	115	129,889
Series A, 5.00%, 07/01/24	30	33,869
Las Vegas Valley Water District GOL, Series A, 5.00%, 02/01/24	10	11,243
State of Nevada GOL, Series D, 5.00%, 04/01/24	25	28,159
State of Nevada Highway Improvement Revenue RB, 5.00%, 12/01/24	25	28,475
Washoe County School District/NV GOL, Series A, 5.00%, 06/01/24	80	89,779

		609,223
New Hampshire — 0.1%
New Hampshire Municipal Bond Bank RB, Series E, 5.00%, 08/15/24	15	16,982
State of New Hampshire GO, Series B, 5.00%, 12/01/24	15	17,130

		34,112
New Jersey — 1.6%
Monmouth County Improvement Authority RB, 5.00%, 12/01/24	20	22,901

58	2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Dec 2024 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New Jersey (continued)
New Jersey Economic Development Authority RB 5.00%, 06/15/24	$50	$54,299
Series AAA, 4.00%, 06/15/24	25	25,722
Series N-1, 5.50%, 09/01/24	50	56,042
Series XX, 4.00%, 06/15/24 (SAP)	25	25,722
Series XX, 5.00%, 06/15/24	25	27,150
New Jersey Transportation Trust Fund Authority RB
Series A, 5.00%, 06/15/24	50	54,432
Series AA, 5.00%, 06/15/24	20	21,773
New Jersey Turnpike Authority RB, Series C, 5.00%, 01/01/24	15	16,767
State of New Jersey GO, 5.00%, 06/01/24	65	72,446

		377,254

New Mexico — 0.9%
New Mexico Finance Authority RB, Series D, 5.00%, 06/15/24	45	50,913
State of New Mexico Severance Tax Permanent Fund RB
Series A, 5.00%, 07/01/24	85	96,107
Series B, 4.00%, 07/01/24	50	53,909

		200,929

New York — 10.4%
City of New York NY GO
Series 1, 5.00%, 08/01/24	20	22,672
Series A, 5.00%, 08/01/24	35	39,676
Series A-1, 5.00%, 08/01/24	50	56,680
Series B-1, 5.00%, 12/01/24	15	17,085
Series C, 5.00%, 08/01/24	200	226,720
Series E, 5.00%, 08/01/24	130	147,368
Series I, 5.00%, 03/01/24	30	33,800
County of Onondaga NY GOL, 5.00%, 05/01/24	25	28,467
Metropolitan Transportation Authority RB
Series A-1, 4.00%, 11/15/24	20	21,290
Series A2, 5.00%, 11/15/24	90	101,084
Series B, 5.00%, 11/15/24	65	73,006
Series B-2, 5.00%, 11/15/24	20	22,869
Series C-1, 5.00%, 11/15/24	120	134,779
Series F, 5.00%, 11/15/24	55	61,774
New York City Transitional Finance Authority Building Aid Revenue RB
Series S-1, 5.00%, 07/15/24	55	62,233
Series S-2, 5.00%, 07/15/24	40	45,260
New York City Transitional Finance Authority Future Tax Secured Revenue RB
Series A-1, 5.00%, 08/01/24	25	28,326
Series C, 5.00%, 11/01/24	145	164,813
Series-A-1, 5.00%, 08/01/24	10	11,330
New York State Dormitory Authority RB
Series A, 5.00%, 02/15/24	55	61,883
Series A, 5.00%, 03/15/24	385	434,474
Series B, 5.00%, 10/01/24	15	16,988
Series B, 5.50%, 03/15/24	30	34,511
Series E, 5.00%, 03/15/24	35	39,445
New York State Environmental Facilities Corp. RB 5.00%, 06/15/24	75	85,404
Series A, 4.00%, 06/15/24	10	10,858
New York State Thruway Authority RB, Series J, 5.00%, 01/01/24	25	28,035
New York State Urban Development Corp. RB, Series A, 5.00%, 03/15/24	245	276,115
Port Authority of New York & New Jersey RB, Series 194, 5.00%, 10/15/24	20	22,856
Sales Tax Asset Receivable Corp. RB, Series A, 5.00%, 10/15/24	25	28,660

Security	Par (000)	Value

New York (continued)
Triborough Bridge & Tunnel Authority RB
Series A, 5.00%, 11/15/24	$35	$39,958
Series C-1, 5.00%, 11/15/24	70	79,916

		2,458,335

North Carolina — 1.9%
City of Winston-Salem NC Water &Sewer System Revenue RB, Series A, 5.00%, 06/01/24	10	11,356
County of Durham NC GO, 5.00%, 10/01/24	25	28,548
County of Forsyth NC GO, 5.00%, 12/01/24	25	28,611
County of Mecklenburg NC GO, Series B, 5.00%, 12/01/24	20	22,901
County of Orange NC GO, 4.00%, 04/01/24	200	216,258
County of Wake NC RB, Series A, 5.00%, 12/01/24	40	45,656
North Carolina State University at Raleigh RB, 5.00%, 10/01/24	25	28,489
State of North Carolina GO, Series A, 5.00%, 06/01/24	10	11,373
State of North Carolina RB, 5.00%, 03/01/24	35	39,322
University of North Carolina at Greensboro RB, 5.00%, 04/01/24	20	22,549

		455,063

Ohio — 2.6%
City of Columbus OH GO
Series A, 4.00%, 08/15/24	25	27,008
Series A, 5.00%, 07/01/24	20	22,715
County of Franklin OH GOL, 5.00%, 12/01/24	10	11,408
Ohio Water Development Authority RB, 5.00%, 12/01/24	50	57,100
Ohio Water Development Authority Water Pollution Control Loan Fund RB, Series 2015-A, 5.00%, 06/01/24	45	51,026
State of Ohio GO
Series B, 5.00%, 08/01/24	40	45,413
Series A, 5.00%, 08/01/24	30	34,060
Series A, 5.00%, 09/01/24	35	39,780
Series A, 5.00%, 09/15/24	55	62,558
State of Ohio RB
Series A, 5.00%, 04/01/24	145	163,076
Series A, 5.00%, 10/01/24	25	28,298
Series A, 5.00%, 12/01/24	15	17,030
Series B, 5.00%, 10/01/24	20	22,674
Series C, 5.00%, 12/01/24	25	28,369

		610,515

Oklahoma — 1.3%
City of Oklahoma City OK GO, 5.00%, 03/01/24	10	11,309
Grand River Dam Authority RB
Series A, 4.00%, 06/01/24	35	37,699
Series A, 5.00%, 06/01/24	40	45,245
Oklahoma Capitol Improvement Authority RB 5.00%, 07/01/24	55	62,001
Series B, 5.00%, 01/01/24	15	16,775
Series B, 5.00%, 07/01/24	25	28,168
Series C, 5.00%, 07/01/24	30	34,107
Oklahoma Turnpike Authority RB, Series D, 5.00%, 01/01/24	40	45,001
Oklahoma Water Resources Board RB, 5.00%, 04/01/24	30	33,921

		314,226

Oregon — 0.6%
City of Portland OR Sewer System Revenue RB, Series A, 5.00%, 10/01/24	25	28,474
State of Oregon Department of Transportation RB, Series A, 5.00%, 11/15/24	10	11,417
State of Oregon GO
Series B, 5.00%, 08/01/24	15	17,082
Series H, 5.00%, 05/01/24	25	28,370

S C H E D U L E O F I N V E S T M E N T S	59

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Dec 2024 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oregon (continued)
Series I, 5.00%, 08/01/24	$15	$17,082
Series O, 5.00%, 08/01/24	25	28,469

		130,894

Pennsylvania — 1.7%
Commonwealth of Pennsylvania GO
First Series, 5.00%, 03/01/24	15	16,686
First Series, 5.00%, 03/15/24	15	16,697
First Series, 5.00%, 07/01/24	120	134,068
First Series, 5.00%, 09/15/24	40	44,801
Second Series, 5.00%, 01/15/24	65	72,175
County of Chester PA GO, 5.00%, 07/15/24	20	22,721
County of Montgomery PA GO, Series A, 5.00%, 04/01/24	20	22,614
Delaware River Joint Toll Bridge Commission RB, 5.00%, 07/01/24	10	11,234
Pennsylvania Turnpike Commission RB 5.00%, 06/01/24	15	16,636
Series A, 5.00%, 12/01/24	45	50,393

		408,025

Rhode Island — 0.7%
Rhode Island Infrastructure Bank Water Pollution Control Revolving Fund RB
Series A, 4.00%, 06/15/24	50	53,475
Series B, 5.00%, 10/01/24	65	73,880
State of Rhode Island GO, Series D, 5.00%, 08/01/24	25	28,283

		155,638

South Carolina — 0.5%
Charleston Educational Excellence Finance Corp. RB, 5.00%, 12/01/24	25	28,339
County of Charleston SC GO, Series C, 5.00%, 11/01/24	20	22,852
Horry County School District/SC GO, Series A, 5.00%, 03/01/24 (SCSDE)	25	28,180
Lancaster County School District/SC GO, 5.00%, 03/01/24	30	33,816

		113,187

Tennessee — 0.9%
City of Memphis TN Electric System Revenue RB, 5.00%, 12/01/24	25	28,459
Metropolitan Government of Nashville & Davidson County TN Electric Revenue RB, Series A, 5.00%, 05/15/24	10	11,335
Metropolitan Government of Nashville & Davidson County TN GO, 5.00%, 07/01/24	75	84,970
Tennessee State School Bond Authority RB
Series A, 5.00%, 11/01/24	25	28,491
Series B, 5.00%, 11/01/24	45	51,283

		204,538

Texas — 15.1%
Alamo Community College District GOL, 5.00%, 02/15/24	40	44,985
Aldine Independent School District GO, 5.00%, 02/15/24	10	11,236
Alief Independent School District GO, 5.00%, 02/15/24	65	73,100
Arlington Independent School District/TX GO
Series A, 5.00%, 02/15/24	25	28,063
Series B, 5.00%, 02/15/24	75	84,188
Austin Independent School District GO 5.00%, 08/01/24	35	39,576
Series A, 5.00%, 08/01/24 (PSF)	35	39,576
Birdville Independent School District GO 5.00%, 02/15/24	10	11,241
Series A, 5.00%, 02/15/24	25	28,102

Security	Par (000)	Value

Texas (continued)
Central Texas Turnpike System RB
Series A, 0.00%, 08/15/24 (AMBAC)(a)	$25	$21,103
Series C, 5.00%, 08/15/24	15	16,624
City of Austin TX Water & Wastewater System RB 5.00%, 11/15/24	40	45,450
Series A, 5.00%, 11/15/24	15	17,044
City of Austin TX Water & Wastewater System Revenue RB, Series A, 5.00%, 05/15/24	75	84,679
City of Austin/TX GOL 5.00%, 09/01/24	25	28,341
Series A, 5.00%, 09/01/24	40	45,346
City of Brownsville TX GO, 5.00%, 02/15/24	15	16,751
City of Dallas TX Waterworks &Sewer System Revenue RB, Series A, 5.00%, 10/01/24	20	22,674
City of Denton TX GOL, 5.00%, 02/15/24	25	27,984
City of El Paso TX GOL, 5.00%, 08/15/24	35	39,464
City of Houston TX Combined Utility System RB, Series B, 5.00%, 11/15/24	100	113,207
City of Houston TX Combined Utility System Revenue RB
Series B, 5.00%, 11/15/24	25	28,302
Series D, 5.00%, 11/15/24	15	16,999
City of Pflugerville TX GOL, 5.00%, 08/01/24	30	33,751
City of Plano TX GOL, 5.00%, 09/01/24	50	56,712
City of San Antonio Texas Electric &Gas Systems Revenue RB, 5.25%, 02/01/24	85	96,649
City of San Antonio TX Electric &Gas Systems Revenue RB, 5.00%, 02/01/24	50	56,240
City of San Antonio TX GOL, 5.00%, 02/01/24	25	28,107
Conroe Independent School District GO, 5.00%, 02/15/24	80	89,801
County of Denton TX GOL, 5.00%, 07/15/24	25	28,316
Cypress-Fairbanks Independent School District GO 5.00%, 02/15/24	40	44,985
Series C, 5.00%, 02/15/24	65	73,100
Dallas Area Rapid Transit RB, Series A, 5.00%, 12/01/24	110	125,155
Fort Bend Independent School District GO, Series C, 5.00%, 02/15/24	25	28,115
Frisco Independent School District GO, 5.00%, 08/15/24	85	96,232
Harris County Toll Road Authority (The) RB, Series A, 5.00%, 08/15/24	65	73,589
Katy Independent School District GO, Series D, 5.00%, 02/15/24 (PSF)	25	28,129
Keller Independent School District/TX GO, Series A, 5.00%, 02/15/24 (PSF)	30	33,691
Klein Independent School District GO 5.00%, 08/01/24 (PSF)	25	28,268
Series A, 5.00%, 08/01/24	20	22,615
Laredo Independent School District GO, 0.00%, 08/01/24(a)	150	128,209
Leander Independent School District GO, Series D, 0.00%, 08/15/24 (PSF)(a)	20	17,106
Lewisville Independent School District GO, 5.00%, 08/15/24	25	28,346
Lone Star College System GOL 5.00%, 09/15/24	35	39,667
Series A, 5.00%, 02/15/24	20	22,471
Lower Colorado River Authority RB 5.00%, 05/15/24	20	22,493
Series B, 5.00%, 05/15/24	75	84,348
Metropolitan Transit Authority of Harris County RB, Series D, 5.00%, 11/01/24	35	39,616
North East Independent School District/TX GO, 5.25%, 02/01/24	100	113,441
North Texas Municipal Water District RB, 5.00%, 06/01/24	60	67,700

60	2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Dec 2024 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
North Texas Tollway Authority RB, Series A, 5.00%, 01/01/24	$180	$200,744
Northwest Independent School District GO, Series A, 5.00%, 02/15/24	15	16,822
Pasadena Independent School District GO, 5.00%, 02/15/24 (PSF)	50	56,152
Pflugerville Independent School District GO, 5.00%, 02/15/24	15	16,853
Rockwall Independent School District GO, Series A, 0.00%, 02/15/24 (PSF)(a)	35	30,326
San Antonio Water System RB, Series A, 5.00%, 05/15/24	30	33,822
State of Texas GO
Series A, 5.00%, 10/01/24	120	136,394
Series B-1, 5.00%, 08/01/24	25	28,354
Texas A&M University RB
Series C, 5.00%, 05/15/24	20	22,625
Series E, 4.00%, 05/15/24	25	26,995
Series E, 5.00%, 05/15/24	55	62,220
Texas State University System RB, Series A, 5.00%, 03/15/24	100	112,432
Texas Transportation Commission State Highway Fund RB 5.00%, 10/01/24	35	39,720
Series A, 5.00%, 10/01/24	35	39,720
Texas Water Development Board RB 5.00%, 04/15/24	15	16,917
5.00%, 08/01/24	50	56,622
United Independent School District/TX GO, 5.00%, 08/15/24 (PSF)	20	22,631
University of Houston RB, Series A, 5.00%, 02/15/24	30	33,659
University of Texas System (The) RB
Series C, 5.00%, 08/15/24	20	22,689
Series E, 5.00%, 08/15/24	60	68,066
Series H, 5.00%, 08/15/24	70	79,411
Series J, 5.00%, 08/15/24	20	22,689
Ysleta Independent School District GO, 5.00%, 08/15/24	25	28,260

		3,565,010

Utah — 1.3%
City of Ogden City UT Sewer & Water Revenue RB, 5.00%, 06/15/24	25	28,285
Metropolitan Water District of Salt Lake & Sandy RB, Series A, 5.00%, 07/01/24	25	28,295
State of Utah GO, 5.00%, 07/01/24	125	142,182
University of Utah (The) RB
Series A, 5.00%, 08/01/24 (SAP)	65	73,945
Series B, 5.00%, 08/01/24	30	34,129

		306,836

Virginia — 3.9%
City of Alexandria VA GO
Series C, 5.00%, 07/01/24	10	11,375
Series C, 5.00%, 07/15/24 (SAW)	100	113,834
City of Chesapeake VA GO, Series C, 5.00%, 12/01/24	45	51,527
Commonwealth of Virginia GO, Series B, 5.00%, 06/01/24 (SAW)	100	113,838
County of Fairfax VA GO, Series B, 5.00%, 10/01/24	40	45,701
Hampton Roads Sanitation District RB
Series A, 5.00%, 07/01/24	65	73,935
Series A, 5.00%, 08/01/24	30	34,060
Virginia College Building Authority RB
Series B, 5.00%, 09/01/24	10	11,371
Series D, 5.00%, 02/01/24 (NPFGC)	50	56,345
Virginia Commonwealth Transportation Board RB 5.00%, 05/15/24	15	16,969
5.00%, 09/15/24	40	45,450

Security	Par (000)	Value

Virginia (continued)
Virginia Public Building Authority RB, Series A, 5.00%, 08/01/24	$55	$62,348
Virginia Public School Authority RB 5.00%, 08/01/24	30	34,163
5.00%, 08/01/24 (SAW)	80	90,826
Virginia Resources Authority RB 5.00%, 11/01/24	105	119,652
Series A, 5.00%, 11/01/24	15	17,121
Series D, 5.00%, 11/01/24	20	22,828

		921,343

Washington — 7.4%
Cascade Water Alliance RB, 5.00%, 01/01/24	20	22,511
Central Puget Sound Regional Transit Authority RB, Series S-1, 5.00%, 11/01/24	45	51,283
City of Marysville WA Water &Sewer Revenue RB, 5.00%, 04/01/24	40	45,055
City of Seattle WA Drainage & Wastewater Revenue RB, 5.00%, 04/01/24	25	28,227
City of Seattle WA GOL 4.00%, 05/01/24	25	27,075
Series A, 5.00%, 06/01/24	40	45,423
City of Seattle WA Municipal Light & Power Revenue RB 5.00%, 09/01/24	30	34,062
Series C, 5.00%, 09/01/24	60	68,124
Series C, 5.00%, 10/01/24	25	28,415
City of Seattle WA Water System Revenue RB, 5.00%, 08/01/24	85	96,453
Clark County School District No. 37 Vancouver GO, Series C, 5.00%, 12/01/24 (GTD)	20	22,804
County of King WA GOL
Series C, 5.00%, 12/01/24	35	39,949
Series E, 5.00%, 12/01/24	25	28,535
Energy Northwest RB, Series A, 5.00%, 07/01/24	190	215,148
King County Rural Library District GO, 4.00%, 12/01/24	50	53,825
King County School District No. 210 Federal Way GO, 4.00%, 12/01/24	10	10,841
King County School District No. 403 Renton GO, 4.00%, 12/01/24	40	43,294
King County School District No. 405 Bellevue GO, 5.00%, 12/01/24	35	39,928
King County School District No. 414 Lake Washington GO, 5.00%, 12/01/24	10	11,396
Pierce County School District No. 10 Tacoma GO, 5.00%, 12/01/24 (GTD)	45	51,309
Pierce County School District No. 320 Sumner GO, 5.00%, 12/01/24	20	22,804
Pierce County School District No. 83 University Place GO, 5.00%, 12/01/24	100	114,019
Port of Seattle WA RB, Series B, 5.00%, 03/01/24	20	22,385
Port of Tacoma WA RB, Series A, 5.00%, 12/01/24	10	11,354
Snohomish County School District No. 103 Monroe GO, 5.00%, 12/01/24	50	56,768
Snohomish County School District No. 6 Mukilteo GO, 5.00%, 12/01/24 (GTD)	35	39,907
Spokane County School District No. 356 Central Valley GO, 5.00%, 12/01/24 (GTD)	15	17,103
State of Washington COP
Series A, 5.00%, 07/01/24	30	33,869
Series B, 5.00%, 07/01/24	35	39,515
State of Washington GO
Series 03-C, 0.00%, 06/01/24 (NPFGC)(a)	25	21,525
Series 2016-A, 5.00%, 07/01/24	65	73,640
Series A-1, 5.00%, 08/01/24	60	68,050

S C H E D U L E O F I N V E S T M E N T S	61

Schedule of Investments (continued) October 31, 2018	iShares® iBonds® Dec 2024 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Washington (continued)
Series C, 5.00%, 02/01/24	$25	$28,133
Series D, 5.00%, 02/01/24	60	67,520
Series R-2018C, 5.00%, 08/01/24	20	22,683
Series R-2018D, 5.00%, 08/01/24	25	28,354
Washington State University RB 5.00%, 04/01/24	25	28,132
5.00%, 10/01/24	60	67,986
Whatcom County School District No. 503 Blaine GO, 5.00%, 12/01/24	25	28,384

		1,755,788
West Virginia — 0.7%
State of West Virginia GO
Series A, 5.00%, 06/01/24	30	33,917
Series A, 5.00%, 12/01/24	25	28,459
Series B, 5.00%, 06/01/24	20	22,611
West Virginia Commissioner of Highways RB, Series A, 5.00%, 09/01/24	20	22,581
West Virginia Water Development Authority RB, Series A, 5.00%, 07/01/24	60	67,705

		175,273
Wisconsin — 2.9%
City of Madison WI GO, Series A, 4.00%, 10/01/24	115	124,558
Milwaukee County Metropolitan Sewer District GO, Series A, 5.00%, 10/01/24	25	28,548
State of Wisconsin Clean Water Fund Leveraged Loan Portfolio RB
5.00%, 06/01/26 (PR 06/01/24)	60	67,767
Series 1, 5.00%, 06/01/24	15	16,983

Security	Par/ Shares (000)	Value

Wisconsin (continued)
State of Wisconsin GO
Series 1, 5.00%, 11/01/24	$100	$113,963
Series 2, 5.00%, 11/01/24	145	165,246
Series A, 5.00%, 05/01/24	25	28,301
Wisconsin Department of Transportation RB
Series 1, 5.00%, 07/01/24	50	56,731
Series 2, 5.00%, 07/01/24	40	45,385
Series A, 5.00%, 07/01/24	25	28,366

		675,848

Total Municipal Debt Obligations — 98.7% (Cost: $23,571,898)		23,343,485

Short-Term Investments
Money Market Funds — 0.2%
BlackRock Liquidity Funds: MuniCash, 1.45%(b)(c)	47	47,247

Total Short-Term Investments — 0.2% (Cost: $47,247)		47,247

Total Investments in Securities — 98.9% (Cost: $23,619,145)		23,390,732

Other Assets, Less Liabilities — 1.1%		263,427

Net Assets — 100.0%		$23,654,159

(a)	Zero-coupon bond.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the period ended October 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 03/20/18 (000)	Net Activity (000)	Shares Held at 10/31/18 (000)	Value at 10/31/18	Income	Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds: Muni Cash	—	47	47	$47,247	$1,194	$3	$—

(a)	Includes realized capital gain distributions from an affiliated fund, if any.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Municipal Debt Obligations	$—	$23,343,485	$—	$23,343,485
Money Market Funds	47,247	—	—	47,247

	$47,247	$23,343,485	$—	$23,390,732

See notes to financial statements.

62	2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

October 31, 2018

	iShares iBonds Dec 2021 Term Muni Bond ETF	iShares iBonds Dec 2022 Term Muni Bond ETF	iShares iBonds Dec 2023 Term Muni Bond ETF	iShares iBonds Dec 2024 Term Muni Bond ETF

ASSETS
Investments in securities, at value:
Unaffiliated(a)	$227,750,620	$229,745,797	$114,502,444	$23,343,485
Affiliated(b)	98,348	104,989	77,424	47,247
Receivables:
Capital shares sold	1,260,979	—	—	—
Dividends	915	700	1,297	418
Interest	2,958,690	2,970,007	1,470,397	294,697

Total assets	232,069,552	232,821,493	116,051,562	23,685,847

LIABILITIES
Payables:
Investments purchased	1,275,386	83,440	57,227	28,421
Investment advisory fees	34,532	34,980	17,350	3,267

Total liabilities	1,309,918	118,420	74,577	31,688

NET ASSETS	$230,759,634	$232,703,073	$115,976,985	$23,654,159

NET ASSETS CONSIST OF:
Paid-in capital	$234,132,945	$236,848,035	$117,695,652	$23,850,965
Accumulated loss	(3,373,311)	(4,144,962)	(1,718,667)	(196,806)

NET ASSETS	$230,759,634	$232,703,073	$115,976,985	$23,654,159

Shares outstanding	9,150,000	9,200,000	4,700,000	950,000

Net asset value	$25.22	$25.29	$24.68	$24.90

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Investments, at cost — Unaffiliated	$231,360,619	$234,148,759	$116,362,596	$23,571,898
(b) Investments, at cost — Affiliated	$98,348	$104,989	$77,424	$47,247

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	63

Statements of Operations

Year Ended October 31, 2018

	iShares iBonds Dec 2021 Term Muni Bond ETF	iShares iBonds Dec 2022 Term Muni Bond ETF	iShares iBonds Dec 2023 Term Muni Bond ETF	iShares iBonds Dec 2024 Term Muni Bond ETF (a)

INVESTMENT INCOME
Dividends — Affiliated	$6,432	$6,350	$6,794	$1,194
Interest — Unaffiliated	2,831,777	3,265,937	1,197,042	149,677

Total investment income	2,838,209	3,272,287	1,203,836	150,871

EXPENSES
Investment advisory fees	336,148	346,729	114,323	12,025
Proxy fees	13	12	—	—

Total expenses	336,161	346,741	114,323	12,025

Net investment income	2,502,048	2,925,546	1,089,513	138,846

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(6,869)	(3,262)	(2,088)	—
Investments — Affiliated	(202)	(312)	(294)	3

Net realized gain (loss)	(7,071)	(3,574)	(2,382)	3

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(3,847,567)	(4,872,777)	(1,771,587)	(228,413)

Net change in unrealized appreciation (depreciation)	(3,847,567)	(4,872,777)	(1,771,587)	(228,413)

Net realized and unrealized loss	(3,854,638)	(4,876,351)	(1,773,969)	(228,410)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,352,590)	$(1,950,805)	$(684,456)	$(89,564)

(a)	For the period from March 20, 2018 (commencement of operations) to October 31, 2018.

See notes to financial statements.

64	2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares iBonds Dec 2021 Term Muni Bond ETF		iShares iBonds Dec 2022 Term Muni Bond ETF
	Year Ended 10/31/18	Year Ended 10/31/17	Year Ended 10/31/18	Year Ended 10/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$ 2,502,048	$ 1,437,850	$ 2,925,546	$ 1,553,067
Net realized loss	(7,071)	(2,479)	(3,574)	(4,612)
Net change in unrealized appreciation (depreciation)	(3,847,567)	169,535	(4,872,777)	355,400

Net increase (decrease) in net assets resulting from operations	(1,352,590)	1,604,906	(1,950,805)	1,903,855

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(2,379,884)	(1,340,700)	(2,796,915)	(1,443,729)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	74,757,120	90,987,556	84,213,367	96,613,762

NET ASSETS(b)
Total increase in net assets	71,024,646	91,251,762	79,465,647	97,073,888
Beginning of year	159,734,988	68,483,226	153,237,426	56,163,538

End of year	$230,759,634	$159,734,988	$232,703,073	$153,237,426

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 10 for this prior year information.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	65

Statements of Changes in Net Assets (continued)

	iShares iBonds Dec 2023 Term Muni Bond ETF		iShares iBonds Dec 2024 Term Muni Bond ETF
	Year Ended 10/31/18	Period From 04/11/17(a) to 10/31/17	Period From 03/20/18(a) to 10/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$ 1,089,513	$ 74,512	$ 138,846
Net realized gain (loss)	(2,382)	45	3
Net change in unrealized appreciation (depreciation)	(1,771,587)	(88,565)	(228,413)

Net decrease in net assets resulting from operations	(684,456)	(14,008)	(89,564)

DISTRIBUTIONS TO SHAREHOLDERS(b)(c)
Decrease in net assets resulting from distributions to shareholders	(960,924)	(59,231)	(107,242)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	92,215,282	25,480,322	23,850,965

NET ASSETS(c)
Total increase in net assets	90,569,902	25,407,083	23,654,159
Beginning of period	25,407,083	—	—

End of period	$115,976,985	$25,407,083	$23,654,159

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 10 for this prior year information.

See notes to financial statements.

66	2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares iBonds Dec 2021 Term Muni Bond ETF
	Year Ended 10/31/18		Year Ended 10/31/17		Year Ended 10/31/16		Period From 09/01/15(a) to 10/31/15

Net asset value, beginning of period	$25.76		$25.84		$25.47		$25.00

Net investment income(b)	0.34		0.32		0.32		0.06
Net realized and unrealized gain (loss)(c)	(0.55)		(0.10)		0.37		0.47

Net increase (decrease) from investment operations	(0.21)		0.22		0.69		0.53

Distributions(d)
From net investment income	(0.33)		(0.30)		(0.32)		(0.05)
Return of capital	—		—		—		(0.01)

Total distributions	(0.33)		(0.30)		(0.32)		(0.06)

Net asset value, end of period	$25.22		$25.76		$25.84		$25.47

Total Return
Based on net asset value	(0.83)%		0.86%		2.73%		2.12	%(e)

Ratios to Average Net Assets
Total expenses	0.18%		0.18%		0.25%		0.30	%(f)

Total expenses after fees waived	0.18%		0.18%		0.18%		0.18	%(f)

Net investment income	1.34%		1.24%		1.23%		1.55	%(f)

Supplemental Data
Net assets, end of period (000)	$230,760		$159,735		$68,483		$7,640

Portfolio turnover rate(g)	0	%(h)	0	%(h)	0	%(h)	0	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.
(h)	Rounds to less than 1%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	67

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares iBonds Dec 2022 Term Muni Bond ETF
	Year Ended 10/31/18		Year Ended 10/31/17	Year Ended 10/31/16		Period From 09/01/15(a) to 10/31/15

Net asset value, beginning of period	$25.97		$26.12	$25.46		$25.00

Net investment income(b)	0.39		0.37	0.35		0.07
Net realized and unrealized gain (loss)(c)	(0.70)		(0.17)	0.67		0.46

Net increase (decrease) from investment operations	(0.31)		0.20	1.02		0.53

Distributions(d)
From net investment income	(0.37)		(0.35)	(0.36)		(0.07)
Return of capital	—		—	—		(0.00	)(e)

Total distributions	(0.37)		(0.35)	(0.36)		(0.07)

Net asset value, end of period	$25.29		$25.97	$26.12		$25.46

Total Return
Based on net asset value	(1.18)%		0.78%	4.02%		2.11	%(f)

Ratios to Average Net Assets
Total expenses	0.18%		0.18%	0.25%		0.30	%(g)

Total expenses after fees waived	0.18%		0.18%	0.18%		0.18	%(g)

Net investment income	1.52%		1.43%	1.35%		1.77	%(g)

Supplemental Data
Net assets, end of period (000)	$232,703		$153,237	$56,164		$5,091

Portfolio turnover rate(h)	0	%(i)	1%	0	%(i)	0	%(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Rounds to less than $0.01.
(f)	Not annualized.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.
(i)	Rounds to less than 1%.

See notes to financial statements.

68	2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares iBonds Dec 2023 Term Muni Bond ETF
	Year Ended 10/31/18		Period From 04/11/17(a) to 10/31/17

Net asset value, beginning of period	$25.41		$25.00

Net investment income(b)	0.43		0.20
Net realized and unrealized gain (loss)(c)	(0.78)		0.38

Net increase (decrease) from investment operations	(0.35)		0.58

Distributions(d)
From net investment income	(0.38)		(0.17)

Total distributions	(0.38)		(0.17)

Net asset value, end of period	$24.68		$25.41

Total Return
Based on net asset value	(1.37)%		2.32	%(e)

Ratios to Average Net Assets
Total expenses	0.18%		0.18	%(f)

Net investment income	1.72%		1.40	%(f)

Supplemental Data
Net assets, end of period (000)	$115,977		$25,407

Portfolio turnover rate(g)	0	%(h)	0	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.
(h)	Rounds to less than 1%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	69

Financial Highlights (continued)

(For a share outstanding throughout the period)

	iShares iBonds Dec 2024 Term Muni Bond ETF
	Period From 03/20/18(a) to 10/31/18

Net asset value, beginning of period	$24.98

Net investment income(b)	0.32
Net realized and unrealized loss(c)	(0.15)

Net increase from investment operations	0.17

Distributions(d)
From net investment income	(0.25)

Total distributions	(0.25)

Net asset value, end of period	$24.90

Total Return
Based on net asset value	0.70	%(e)

Ratios to Average Net Assets
Total expenses	0.18	%(f)

Net investment income	2.08	%(f)

Supplemental Data
Net assets, end of period (000)	$23,654

Portfolio turnover rate(g)	0	%(e)(h)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.
(h)	Rounds to less than 1%.

See notes to financial statements.

70	2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification

iBonds Dec 2021 Term Muni Bond	Diversified	(a)
iBonds Dec 2022 Term Muni Bond	Diversified	(a)
iBonds Dec 2023 Term Muni Bond	Non-diversified
iBonds Dec 2024 Term Muni Bond(b)	Non-diversified

(a)	The Fund’s classification changed from non-diversified to diversified during the reporting period.
(b)	The Fund commenced operations on March 20, 2018.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, and payment-in-kind interest income, if any, are recognized daily on the accrual basis. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization on Purchase Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Funds.

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

N O T E S T O F I N A N C I A L S T A T E M E N T S	71

Notes to Financial Statements (continued)

•

Fixed-income investments are valued using the last available bid price or current market quotations provided by independent dealers or prices (including evaluated prices) supplied by approved independent third-party pricing services. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and/or other factors and assumptions.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values, and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets for identical assets or liabilities;
•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee of 0.18%, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock for 1940 Act purposes.

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Notes to Financial Statements (continued)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

5.	PURCHASES AND SALES

For the year ended October 31, 2018, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows:

iShares ETF	Purchases	Sales
iBonds Dec 2021 Term Muni Bond	$79,435,886	$447,930
iBonds Dec 2022 Term Muni Bond	88,476,387	425,211
iBonds Dec 2023 Term Muni Bond	92,416,405	104,060
iBonds Dec 2024 Term Muni Bond	23,696,447	—

For the year ended October 31, 2018, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
iBonds Dec 2023 Term Muni Bond	$525,206	$—

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of October 31, 2018, the following permanent differences attributable to undistributed capital gains, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Loss
iBonds Dec 2023 Term Muni Bond	$48	$(48)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 10/31/18	Year Ended 10/31/17
iBonds Dec 2021 Term Muni Bond
Tax-exempt income	$2,378,420	$1,340,483
Ordinary income	1,464	217

	$2,379,884	$1,340,700

iBonds Dec 2022 Term Muni Bond
Tax-exempt income	$2,796,661	$1,438,460
Ordinary income	254	5,269

	$2,796,915	$1,443,729

iBonds Dec 2023 Term Muni Bond
Tax-exempt income	$960,887	$58,233
Ordinary income	37	998

	$960,924	$59,231

N O T E S T O F I N A N C I A L S T A T E M E N T S	73

Notes to Financial Statements (continued)

iShares ETF	Period Ended 10/31/18
iBonds Dec 2024 Term Muni Bond
Tax-exempt income	$107,242

As of October 31, 2018, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Undistributed Tax Exempt Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses)(a)	Total
iBonds Dec 2021 Term Muni Bond	$—	$246,581	$(9,433)	$(3,610,459)	$(3,373,311)
iBonds Dec 2022 Term Muni Bond	—	266,374	(8,102)	(4,403,234)	(4,144,962)
iBonds Dec 2023 Term Muni Bond	—	143,909	(2,260)	(1,860,316)	(1,718,667)
iBonds Dec 2024 Term Muni Bond	3	31,604	—	(228,413)	(196,806)

(a)	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.

As of October 31, 2018, the Funds had capital loss carryforwards, with no expiration dates, available to offset future realized capital gains as follows:

iShares ETF	Non-Expiring
iBonds Dec 2021 Term Muni Bond	$9,433
iBonds Dec 2022 Term Muni Bond	8,102
iBonds Dec 2023 Term Muni Bond	2,260

As of October 31, 2018, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
iBonds Dec 2021 Term Muni Bond	$231,459,427	$4,964	$(3,615,423)	$(3,610,459)
iBonds Dec 2022 Term Muni Bond	234,254,020	10,676	(4,413,910)	(4,403,234)
iBonds Dec 2023 Term Muni Bond	116,440,184	696	(1,861,012)	(1,860,316)
iBonds Dec 2024 Term Muni Bond	23,619,145	1,881	(230,294)	(228,413)

7.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

Changes in market interest rates or economic conditions may affect the value and/or liquidity of fixed income investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Securities with longer durations tend to be more sensitive to interest rate changes, usually making their price more volatile than those of securities with shorter durations. Given the environment of historically low interest rates, a fund may be subject to a greater risk of price losses if interest rates rise.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by

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Notes to Financial Statements (continued)

monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

When a municipal bond fund concentrates its investments in issuers located in a single state, it assumes the risk that economic, regulatory, political or social conditions affecting that state could have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

8.    CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 10/31/18		Year Ended 10/31/17
iShares ETF	Shares	Amount	Shares	Amount
iBonds Dec 2021 Term Muni Bond
Shares sold	2,950,000	$74,757,120	3,600,000	$92,280,407
Shares redeemed	—	—	(50,000)	(1,292,851)

Net increase	2,950,000	$74,757,120	3,550,000	$90,987,556

iBonds Dec 2022 Term Muni Bond
Shares sold	3,300,000	$84,213,367	3,750,000	$96,613,762

iBonds Dec 2023 Term Muni Bond
Shares sold	3,700,000	$92,215,282	1,000,000	$25,480,322

	Period Ended 10/31/18
iShares ETF	Shares	Amount
iBonds Dec 2024 Term Muni Bond
Shares sold	950,000	$23,850,965

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

9.    LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares U.S. Preferred Stock ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the

N O T E S T O F I N A N C I A L S T A T E M E N T S	75

Notes to Financial Statements (continued)

event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the court’s decision.

10.    REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Funds have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the statement of assets and liabilities, statement of changes in net assets and notes to the financial statements.

Prior year distribution information and undistributed net investment income in the statement of changes in net assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended October 31, 2017 were classified as follows:

iShares ETF	Net Investment Income
iBonds Dec 2021 Term Muni Bond	$1,340,700
iBonds Dec 2022 Term Muni Bond	1,443,729
iBonds Dec 2023 Term Muni Bond	59,231

Undistributed net investment income as of October 31, 2017 are as follows:

iShares ETF	Undistributed net investment income
iBonds Dec 2021 Term Muni Bond	$124,243
iBonds Dec 2022 Term Muni Bond	137,694
iBonds Dec 2023 Term Muni Bond	15,281

11.    SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

76	2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares iBonds Dec 2021 Term Muni Bond ETF,

iShares iBonds Dec 2022 Term Muni Bond ETF, iShares iBonds Dec 2023 Term Muni Bond ETF and

iShares iBonds Dec 2024 Term Muni Bond ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares iBonds Dec 2021 Term Muni Bond ETF, iShares iBonds Dec 2022 Term Muni Bond ETF, iShares iBonds Dec 2023 Term Muni Bond ETF and iShares iBonds Dec 2024 Term Muni Bond ETF (four of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2018, the related statements of operations and changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2018, the results of each of their operations and changes in each of their net assets for each of the periods indicated in the table below and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

iShares iBonds Dec 2021 Term Muni Bond ETF and iShares iBonds Dec 2022 Term Muni Bond ETF: statements of operations for the year ended October 31,
2018 and statements of changes in net assets for each of the two years in the period ended October 31, 2018.

iShares iBonds Dec 2023 Term Muni Bond ETF: statement of operations for the year ended October 31, 2018 and statement of changes in net assets for the year ended October 31, 2018 and the period April 11, 2017 (commencement of operations) through October 31, 2017.

iShares iBonds Dec 2024 Term Muni Bond ETF: statements of operations and changes in net assets for the period March 20, 2018 (commencement of operations) through October 31, 2018.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

San Francisco, California

December 21, 2018

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	77

Important Tax Information (unaudited)

For the fiscal year ended October 31, 2018, the Funds hereby designate the following maximum amounts allowable as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

iShares ETF	Interest-Related Dividends
iBonds Dec 2021 Term Muni Bond	$2,502,048
iBonds Dec 2022 Term Muni Bond	2,925,546
iBonds Dec 2023 Term Muni Bond	5,089,513
iBonds Dec 2024 Term Muni Bond	138,846

The Funds hereby designate the following amounts of distributions from net investment income as exempt-interest dividends for the fiscal year ended October 31, 2018:

iShares ETF	Exempt-Interest Dividends
iBonds Dec 2021 Term Muni Bond	99.94%
iBonds Dec 2022 Term Muni Bond	99.99
iBonds Dec 2023 Term Muni Bond	100.00
iBonds Dec 2024 Term Muni Bond	100.00

78	2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract

I. iShares iBonds Dec 2021 Term Muni Bond ETF, iShares iBonds Dec 2022 Term Muni Bond ETF and iShares iBonds Dec 2023 Term Muni Bond ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At a meeting on May 11, 2018, a committee composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 24, 2018, management presented additional information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its initial meeting. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-14, 2018, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of each Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to each Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Funds: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which each Fund invests (if applicable), and waivers/reimbursements (if applicable) of each Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising such Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2017, to that of relevant comparison fund(s) for the same periods.

The Board noted that each Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that each Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-14, 2018 meeting and throughout the year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the profitability to BlackRock in managing the Funds, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	79

Board Review and Approval of Investment Advisory Contract (continued)

from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board further noted that it considered the supplemental information the 15(c) Committee requested, which BlackRock provided, regarding the methodology. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and showed how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Funds did not provide for breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board noted that a breakpoint structure for the Funds may be appropriate should material economies of scale exist in the future that are not otherwise shared, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review of the sharing of scale benefits, as well as the other factors considered at the meeting, the Board concluded that the information concerning the sharing of scale benefits supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same indexes as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Funds, including in terms of the different and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded ETFs, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Funds’ expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Funds’ investment advisory fee rates under the Advisory Contract do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

II. For iShares iBonds Dec 2024 Term Muni Bond ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At a meeting on May 11, 2018, a committee

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Board Review and Approval of Investment Advisory Contract (continued)

composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 24, 2018, management presented additional information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its initial meeting. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-14, 2018, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

Because the Fund had not commenced operations as of December 31, 2017, the Board did not review any performance information for the Fund.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-14, 2018 meeting and throughout the year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the profitability of the iShares complex to BlackRock, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the iShares funds’ operations for the last calendar year. The Board did not consider the profitability of the Fund to BFA and its affiliates since the Fund had not commenced operations as of December 31, 2017. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board further noted that it considered the supplemental information the 15(c) Committee requested, which BlackRock provided, regarding the methodology. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the iShares funds. The Board noted that it expects to receive profitability information from BFA on at least an annual basis following the Fund’s launch and thus be in a position to evaluate whether any new or additional breakpoints or other adjustments in Fund fees would be appropriate.

Economies of Scale: The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and showed how the level of fixed and variable costs, as well as the nature of such costs,

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	81

Board Review and Approval of Investment Advisory Contract (continued)

may impact the existence or size of scale benefits. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that a breakpoint structure for the Fund may be appropriate should material economies of scale exist in the future that are not otherwise shared, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review of the sharing of scale benefits, as well as the other factors considered at the meeting, the Board concluded that the information concerning the sharing of scale benefits supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: Except as noted below, the Board did not consider the “fallout” benefits or ancillary revenue to be received by BFA and/or its affiliates in connection with the services to be provided to the Fund by BFA, since the Fund has not commenced operations as of December 31, 2017. The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to other iShares funds by BFA, such as payment of revenue to BTC, the securities lending agent to the iShares funds, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the iShares funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the iShares funds. The Board further noted that any portfolio transactions on behalf of the iShares funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

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Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported in this notice are for financial reporting purposes and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV which is sent to shareholders shortly after calendar year-end.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
iBonds Dec 2021 Term Muni Bond(a)	$0.324338	$—	$0.002216	$0.326554	99%	—%	1%	100%
iBonds Dec 2022 Term Muni Bond(a)	0.370878	—	0.003470	0.374348	99	—	1	100
iBonds Dec 2023 Term Muni Bond(a)	0.375951	—	0.007261	0.383212	98	—	2	100
iBonds Dec 2024 Term Muni Bond(a)	0.246992	—	0.007631	0.254623	97	—	3	100

(a)

The Fund estimates that it has distributed more than the amount of earned income and net realized gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or since the Fund began trading, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the date a Fund began trading on the secondary market, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares iBonds Dec 2021 Term Muni Bond ETF

Period Covered: September 03, 2015 through September 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days

Greater than 0.5% and Less than 1.0%	1	0.13%
Greater than 0.0% and Less than 0.5%	703	90.83
At NAV	8	1.03
Less than 0.0% and Greater than –0.5%	62	8.01

	774	100.00%

S U P P L E M E N T A L I N F O R M A T I O N	83

Supplemental Information (unaudited) (continued)

iShares iBonds Dec 2022 Term Muni Bond ETF

Period Covered: September 03, 2015 through September 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days

Greater than 0.0% and Less than 0.5%	659	85.14%
At NAV	12	1.55
Less than 0.0% and Greater than –0.5%	102	13.18
Less than –0.5% and Greater than –1.0%	1	0.13

	774	100.00%

iShares iBonds Dec 2023 Term Muni Bond ETF

Period Covered: April 13, 2017 through September 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days

Greater than 0.0% and Less than 0.5%	285	77.03%
At NAV	7	1.89
Less than 0.0% and Greater than –0.5%	77	20.81
Less than –6.0%	1	0.27

	370	100.00%

iShares iBonds Dec 2024 Term Muni Bond ETF

Period Covered: March 22, 2018 through September 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days

Greater than 0.0% and Less than 0.5%	113	84.96%
At NAV	5	3.76
Less than 0.0% and Greater than –0.5%	15	11.28

	133	100.00%

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Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 343 funds as of October 31, 2018. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small and Benjamin Archibald, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito(a) (61)	Trustee (since 2009).

President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).

Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).
Mark K. Wiedman(b) (47)	Trustee (since 2013).

Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2016); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).

Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (69)	Trustee (since 2005); Independent Board Chair (since 2016).

Trustee and Member of the Finance, Technology and Quality Committee of Stanford Health Care (since 2016); Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.

Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Forward Funds (14 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (62)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).

Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012); Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (63)	Trustee (since 2017); Equity Plus Committee Chair (since 2017).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	85

Trustee and Officer Information (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Charles A. Hurty (75)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).

Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (63)	Trustee (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).
Drew E. Lawton (59)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).
John E. Martinez (57)	Trustee (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).
Madhav V. Rajan (54)	Trustee (since 2011); Nominating and Governance Committee Chair (since 2017).

Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (43)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).
Jack Gee (59)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).
Charles Park (51)	Chief Compliance Officer (since 2006).

Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Benjamin Archibald (43)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013); Secretary of the BlackRock-advised Mutual Funds (since 2012).
Steve Messinger (56)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).
Scott Radell (49)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).
Alan Mason (57)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

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General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to www.icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The iShares Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at www.iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at www.iShares.com; and (3) on the SEC website at www.sec.gov.

G E N E R A L I N F O R M A T I O N	87

Glossary of Terms Used in this Report

Portfolio Abbreviations - Fixed Income

AGC	Assured Guaranty Corp.

AGM	Assured Guaranty Municipal Corp.

AMBAC	Ambac Assurance Corp.

BAM	Build America Mutual Assurance Co.

COP	Certificates of Participation

ETM	Escrowed to Maturity

GO	General Obligation

GOL	General Obligation Limited

GTD	Guaranteed

NPFGC	National Public Finance Guarantee Corp.

PR	Prerefunded

PSF	Permanent School Fund

RB	Revenue Bond

SAP	Subject to Appropriations

SAW	State Aid Withholding

ST	Special Tax

TA	Tax Allocation

88	2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)
This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.
Investing involves risk, including possible loss of principal.
The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by S&P Dow Jones Indices LLC, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2018 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

OCTOBER 31, 2018

2018 ANNUAL REPORT

iShares Trust

▶	iShares 0-5 Year High Yield Corporate Bond ETF | SHYG | NYSE Arca

▶	iShares Broad USD High Yield Corporate Bond ETF | USHY | Cboe BZX

▶	iShares Fallen Angels USD Bond ETF | FALN | NASDAQ

▶	iShares iBoxx $ High Yield ex Oil & Gas Corporate Bond ETF | HYXE | NASDAQ

Market Overview

iShares Trust

U.S. Bond Market Overview

The U.S. bond market declined for the 12 months ended October 31, 2018 (“reporting period”). The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of U.S. fixed-income performance, returned -2.05%. The negative return for U.S. bonds was primarily due to a stronger U.S. economy and higher interest rates. Driven in part by the stimulative effect of federal tax reform legislation, the U.S. economy grew by 3% for the 12 months ended September 2018, its highest year-over-year growth rate in more than three years. Key components of the strengthening economy included the job market, where the unemployment rate declined to its lowest level since December 1969; industrial production, which increased at its sharpest year-over-year pace in nearly eight years; and retail sales, which accelerated for much of the reporting period before slowing in the last two months.

Faster economic growth led to higher inflation, though it remained low by historical standards. As measured by the consumer price index, the year-over-year U.S. inflation rate rose to 2.9% in mid-2018 — its fastest rate in more than six years — before falling back to 2.3% by the end of the reporting period. By comparison, the long-term historical average inflation rate is 3.3%.

In this environment, the U.S. Federal Reserve Bank (“Fed”) continued its efforts to normalize monetary policy. The Fed increased short-term interest rates four times during the reporting period, increasing its short-term interest rate target to 2.25%, the highest level in more than a decade. In addition, the Fed reduced its holdings of U.S. Treasury and mortgage-backed securities by approximately 7% during the reporting period, after quadrupling its holdings in response to the 2008 financial crisis.

Interest rates increased broadly in response to the improving economy and higher inflation. Short-term interest rates increased the most, reflecting the Fed’s actions. For example, the yield of the two-year U.S. Treasury note increased from 1.60% to 2.87% during the reporting period. Longer-term interest rates rose to a lesser degree; the yield of the 30-year U.S. Treasury bond increased from 2.88% to 3.39%. These developments led to the narrowest yield difference, or spread, between short-term and longer-term U.S. Treasury securities in more than 11 years.

Higher interest rates had the most significant impact on U.S. Treasury securities, which typically have greater sensitivity to changes in interest rates compared with other higher-yielding sectors of the bond market. Consequently, the prices of U.S. Treasury bonds declined as interest rates increased during the reporting period. U.S. Treasury inflation-protected securities also declined but to a lesser degree as the inflation rate increased.

Corporate bonds posted mixed returns for the reporting period. Despite the positive economic environment, investment-grade corporate bonds declined the most among the major bond sectors. In addition to higher interest rates, investor concerns about high corporate debt levels, a decline in average credit quality, and relatively high valuations contributed to the weakness in investment-grade corporate bonds. In contrast, high-yield corporate bonds, which have lower credit ratings, performed relatively well, as their higher yields buffered price declines. Strong investor demand for yield, lower issuance levels, and limited interest rate sensitivity contributed to the positive performance of high-yield corporate bonds.

Among securitized bonds, asset-backed securities (bonds backed by credit card receivables, auto loans, and other debt) posted positive returns for the reporting period, benefiting from their higher yields and relatively short maturities. Mortgage-backed securities, both residential and commercial, declined but to a lesser degree than the broader bond market.

M A R K E T O V E R V I E W	5

Fund Summary as of October 31, 2018	iShares® 0-5 Year High Yield Corporate Bond ETF

Investment Objective

The iShares 0-5 Year High Yield Corporate Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, high yield corporate bonds with remaining maturities of less than five years, as represented by the Markit iBoxx® USD Liquid High Yield 0-5 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	2.55%	3.48%	3.58%	2.55%	18.63%	19.44%
Fund Market	2.22	3.44	3.57	2.22	18.45	19.38
Index	2.79	3.71	3.85	2.79	19.98	20.96

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 10/15/13. The first day of secondary market trading was 10/17/13.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,017.80	$1.53		$1,000.00	$1,023.70	$1.53		0.30%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

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Fund Summary as of October 31, 2018 (continued)	iShares® 0-5 Year High Yield Corporate Bond ETF

Portfolio Management Commentary

Positive credit fundamentals and strong demand for yield meant the Index rose despite a sharp increase in interest rates during the reporting period. Short-term high-yield corporate bonds benefited from the strength of the U.S. economy, record-high corporate profits, and corporate tax cuts during the reporting period. In addition, strong investor demand for yield helped the performance of corporate bonds. Issuance of new high-yield bonds declined as interest rates rose, which made borrowing less attractive for corporations. Investors’ demand for yield and relatively tight risk premiums in the high-yield market also led to growth in other sources of capital outside of the high-yield market, such as high-risk leveraged loans. Another traditional source of high-yield bond supply is the category of “fallen angels,” or bonds that were initially issued as investment-grade securities only to be downgraded later to high-yield (below investment-grade) status. But such downgrades were rare during the reporting period, largely due to strong credit fundamentals.

The 12-month high-yield corporate bond default rate stood at 3.4% in August. That’s notable because the level of corporate debt relative to the size of the U.S. economy reached a record high at the end of 2017. Such high levels of corporate debt in the past have been associated with default rates of 10% or more.

From a sector perspective, cable and satellite bonds were leading sources of strength. These companies stood to benefit from new 5G wireless network development. Healthcare and pharmaceutical bonds also contributed meaningfully to the Index’s performance. Rising volumes of procedures and patient treatment benefited healthcare providers. A wave of new drug approvals and a less cumbersome approval process at the FDA helped pharmaceutical companies. At the other end of the spectrum, automotive bonds were notable detractors. Trade tensions between the U.S. and China caused concerns about a global slowdown in auto sales, which weighed on auto manufacturers and parts providers.

Portfolio Information

ALLOCATION BY CREDIT QUALITY
Moody’s Credit Rating*	Percent of Total Investments	(a)
Baa	0.8%
Ba	39.7
B	39.8
Caa	16.9
Ca	1.3
Not Rated	1.5

ALLOCATION BY MATURITY
Maturity	Percent of Total Investments	(a)
0-1 Year	4.4%
1-2 Years	11.2
2-3 Years	17.2
3-4 Years	30.9
4-5 Years	36.3

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

F U N D S U M M A R Y	7

Fund Summary as of October 31, 2018	iShares® Broad USD High Yield Corporate Bond ETF

Investment Objective

The iShares Broad USD High Yield Corporate Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, high yield corporate bonds, as represented by the ICE BofAML U.S. High Yield Constrained Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	0.55%	0.54%	0.55%	0.55%
Fund Market	0.29	0.58	0.29	0.59
Index	0.86	0.87	0.86	0.89

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 10/25/17. The first day of secondary market trading was 10/26/17.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,010.10	$1.11		$1,000.00	$1,024.10	$1.12		0.22%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

8	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2018 (continued)	iShares® Broad USD High Yield Corporate Bond ETF

Portfolio Management Commentary

While rising interest rates weighed on the performance of the Index, favorable credit and supply-and-demand conditions meant high-yield bonds declined less than many higher-rated securities during the reporting period. High-yield corporate bonds benefited from the strength of the U.S. economy, record-high corporate profits, and corporate tax cuts during the reporting period. In addition, strong investor demand for yield helped the performance of corporate bonds. Issuance of new high-yield bonds declined as interest rates rose, which made borrowing less attractive for corporations. Investors’ demand for yield and relatively tight risk premiums in the high-yield market also led to growth in other sources of capital outside of the high-yield market, such as high-risk leveraged loans. Another traditional source of high-yield bond supply is the category of “fallen angels,” or bonds that were initially issued as investment-grade securities only to be downgraded later to high-yield (below investment-grade) status. But such downgrades were rare during the reporting period, largely due to strong credit fundamentals.

The 12-month high-yield corporate bond default rate stood at 3.4% in August. That’s particularly notable because the level of corporate debt relative to the size of the U.S. economy reached a record high at the end of 2017. Such high levels of corporate debt in the past have been associated with double-digit default rates.

From a sector perspective, healthcare bonds contributed the most to the Index’s performance. This reflected strong performance by healthcare providers, which experienced rising procedure and patient treatment volumes. Pharmaceuticals also contributed meaningfully to performance amid a wave of new drug approvals and a less cumbersome drug approval process at the FDA. Energy bonds were another source of strength, as rising oil prices benefited independent energy and oil field services companies. At the other end of the spectrum, automotive bonds were notable detractors. Trade tensions between the U.S. and China caused concerns about a global slowdown in auto sales, which weighed on auto manufacturers and parts providers.

Portfolio Information

ALLOCATION BY CREDIT QUALITY
Moody’s Credit Rating*	Percent of Total Investments	(a)
Baa	1.3%
Ba	39.4
B	41.4
Caa	15.3
Ca	0.6
C	0.1
Not Rated	1.9

ALLOCATION BY MATURITY
Maturity	Percent of Total Investments	(a)
0-1 Year	0.7%
1-5 Years	40.1
5-10 Years	53.5
10-15 Years	1.8
15-20 Years	1.7
More than 20 Years	2.2

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

F U N D S U M M A R Y	9

Fund Summary as of October 31, 2018	iShares® Fallen Angels USD Bond ETF

Investment Objective

The iShares Fallen Angels USD Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, high yield corporate bonds that were previously rated investment grade, as represented by the Bloomberg Barclays U.S. High Yield Fallen Angel 3% Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	0.04%	7.90%	0.04%	19.87%
Fund Market	(0.50)	7.88	(0.50)	19.82
Index	0.32	8.13	0.32	20.41

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/14/16. The first day of secondary market trading was 6/16/16.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,003.00	$1.26		$1,000.00	$1,023.90	$1.28		0.25%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

10	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2018 (continued)	iShares® Fallen Angels USD Bond ETF

Portfolio Management Commentary

Strong demand for yield and positive credit fundamentals meant the Index rose modestly despite a sharp increase in interest rates during the reporting period. High-yield corporate bonds benefited from the strength of the U.S. economy, record-high corporate profits, and corporate tax cuts during the reporting period. In addition, strong investor demand for yield helped the performance of corporate bonds. Issuance of new high-yield bonds declined as interest rates rose, which made borrowing less attractive for corporations; companies turned to other sources of capital.

Looking at performance by credit rating, the higher-rated portion of the Index declined slightly, while the unrated and lowest-rated segments of the Index rose. This reflects the favorable credit environment and investors’ demand for the highest-yielding securities. Consequently, the spread, or difference in yield, between Treasury bonds and the lowest-rated portion of the market declined by 75 basis points during the reporting period. When yield spreads narrow, lower-rated bonds outperform higher-rated ones.

From a sector perspective, energy bonds contributed the most to the Index’s performance. Rising oil prices benefited oil field services and midstream energy companies. Bonds issued by supermarkets were another source of strength, as mergers and acquisitions in the industry allowed for greater efficiencies and rising profits.

At the other end of the spectrum, bonds issued by wireline communication companies were notable detractors. These companies struggled with high debt and poor subscriber growth. Metals companies were another source of weakness. Declining prices for gold and mixed pricing for many industrial metals weighed on performance amid concerns about global economic growth, manufacturing activity, and a trade war between the U.S and China.

Portfolio Information

ALLOCATION BY CREDIT QUALITY
Moody’s Credit Rating*	Percent of Total Investments	(a)
Baa	4.5%
Ba	61.9
B	19.8
Caa	10.1
Not Rated	3.7

ALLOCATION BY MATURITY
Maturity	Percent of Total Investments	(a)
0-1 Year	0.5%
1-5 Years	38.3
5-10 Years	24.5
10-15 Years	11.6
15-20 Years	13.1
More than 20 Years	12.0

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

F U N D S U M M A R Y	11

Fund Summary as of October 31, 2018	iShares® iBoxx $ High Yield ex Oil & Gas Corporate Bond ETF

Investment Objective

The iShares iBoxx $ High Yield ex Oil & Gas Corporate Bond ETF (the “Fund”) seeks to track the investment results of an index composed of a broad range of U.S. dollar-denominated, high yield corporate bonds that excludes those issued by companies in the oil and gas sector, as represented by the Markit iBoxx® USD Liquid High Yield ex-Oil and Gas Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	1.13%	5.76%	1.13%	14.28%
Fund Market	1.56	5.96	1.56	14.79
Index	0.97	6.12	0.97	15.17

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/14/16. The first day of secondary market trading was 6/16/16.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,014.80	$2.54		$1,000.00	$1,022.70	$2.55		0.50%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

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Fund Summary as of October 31, 2018 (continued)	iShares® iBoxx $ High Yield ex Oil & Gas Corporate Bond ETF

Portfolio Management Commentary

While rising interest rates weighed on the performance of the Index, favorable credit and supply-and-demand conditions meant high-yield bonds posted positive returns. High-yield corporate bonds benefited from the strength of the U.S. economy, record-high corporate profits, and corporate tax cuts during the reporting period. In addition, strong investor demand for yield helped the performance of corporate bonds. Issuance of new high-yield bonds declined as interest rates rose, which made borrowing less attractive for corporations. Investors’ demand for yield and relatively tight risk premiums in the high-yield market also led to growth in other sources of capital outside of the high-yield market, such as high-risk leveraged loans. Another traditional source of high-yield bond supply is the category of “fallen angels,” or bonds that were initially issued as investment-grade securities only to be downgraded later to high-yield (below investment-grade) status. But such downgrades were rare during the reporting period, largely due to strong credit fundamentals.

From a sector perspective, pharmaceuticals bonds contributed the most to the Index’s performance. They benefited from a wave of new drug approvals and a less cumbersome approval process at the FDA. Healthcare bonds also contributed meaningfully to performance, reflecting gains from healthcare providers, which experienced rising procedure and patient treatment volumes. Cable and satellite bonds were other sources of strength, as these companies stood to benefit from new 5G wireless network development.

At the other end of the spectrum, home construction bonds were notable detractors. New home sales in September 2018 declined to the lowest level since late 2016, which slowed business for home builders. That reflected an increase in home prices to the highest level on record during the reporting period, even as mortgage rates surged from below 4% to about 5%.

Portfolio Information

ALLOCATION BY CREDIT QUALITY
Moody’s Credit Rating*	Percent of Total Investments	(a)
Baa	1.0%
Ba	40.2
B	42.8
Caa	12.9
Ca	0.9
C	0.2
Not Rated	2.0

ALLOCATION BY MATURITY
Maturity	Percent of Total Investments	(a)
0-1 Year	0.3%
1-5 Years	48.0
5-10 Years	50.9
10-15 Years	0.3
More than 20 Years	0.5

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

F U N D S U M M A R Y	13

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Schedule of Investments	iShares® 0-5 Year High Yield Corporate Bond ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Advertising — 0.3%
Clear Channel International BV, 8.75%, 12/15/20 (Call 12/03/18)(a)	$1,820	$1,864,880
Lamar Media Corp., 5.00%, 05/01/23 (Call 12/03/18)(b)	3,797	3,787,507
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.25%, 02/15/22 (Call 12/03/18)	3,979	3,990,340

		9,642,727
Aerospace & Defense — 2.3%
Arconic Inc. 5.40%, 04/15/21 (Call 01/15/21)	7,914	7,976,749
5.87%, 02/23/22	4,490	4,550,811
6.15%, 08/15/20(b)	6,448	6,616,342
Bombardier Inc. 5.75%, 03/15/22(a)(b)	3,120	3,084,900
6.00%, 10/15/22 (Call 12/03/18)(a)(b)	7,758	7,631,933
6.13%, 01/15/23(a)(b)	8,574	8,475,757
7.75%, 03/15/20(a)(b)	5,451	5,635,901
8.75%, 12/01/21(a)	9,097	9,800,880
KLX Inc., 5.88%, 12/01/22 (Call 12/01/18)(a)	4,218	4,345,173
TransDigm Inc. 5.50%, 10/15/20 (Call 12/10/18)(b)	3,556	3,550,073
6.00%, 07/15/22 (Call 12/03/18)(b)	7,756	7,777,329
Triumph Group Inc., 4.88%, 04/01/21 (Call 12/03/18)(b)	2,644	2,490,384

		71,936,232
Agriculture — 0.1%
Pyxus International Inc., 9.88%, 07/15/21 (Call 12/03/18)(b)	4,392	4,206,908

Airlines — 0.7%
Air Canada, 7.75%, 04/15/21(a)	3,044	3,261,646
Allegiant Travel Co., 5.50%, 07/15/19	3,359	3,375,398
American Airlines Group Inc. 4.63%, 03/01/20(a)	3,439	3,441,089
5.50%, 10/01/19(a)	5,076	5,128,029
United Continental Holdings Inc., 4.25%, 10/01/22(b)	2,966	2,906,495
Virgin Australia Holdings Ltd. 7.88%, 10/15/21(a)(b)	2,281	2,253,932
8.50%, 11/15/19(a)	2,590	2,641,800

		23,008,389
Apparel — 0.1%
William Carter Co. (The), 5.25%, 08/15/21 (Call 12/03/18)(b)	2,721	2,726,669

Auto Manufacturers — 1.3%
Aston Martin Capital Holdings Ltd., 6.50%, 04/15/22 (Call 04/15/19)(a)	2,556	2,511,270
BCD Acquisition Inc., 9.63%, 09/15/23 (Call 09/15/19)(a)(b)	4,450	4,696,604
Fiat Chrysler Automobiles NV 4.50%, 04/15/20	9,342	9,355,690
5.25%, 04/15/23	9,321	9,286,046
Jaguar Land Rover Automotive PLC 3.50%, 03/15/20 (Call 12/15/19)(a)(b)	2,765	2,701,216
4.13%, 12/15/18(a)(b)	4,478	4,468,761
4.25%, 11/15/19(a)	3,148	3,129,438
5.63%, 02/01/23 (Call 12/03/18)(a)	3,490	3,316,867

		39,465,892
Auto Parts & Equiptment — 0.1%
American Axle & Manufacturing Inc., 6.63%, 10/15/22 (Call 12/03/18)	3,449	3,501,597

Security	Par (000)	Value

Banks — 0.6%
CIT Group Inc. 4.13%, 03/09/21 (Call 02/09/21)(b)	$3,109	$3,094,812
5.00%, 08/15/22	7,044	7,088,025
5.00%, 08/01/23	5,235	5,250,269
5.38%, 05/15/20(b)	3,730	3,816,456

		19,249,562
Beverages — 0.1%
Ajecorp BV, 6.50%, 05/14/22 (Call 12/03/18)(a)	2,421	1,848,282

Building Materials — 0.7%
Griffon Corp., 5.25%, 03/01/22 (Call 12/03/18)	7,018	6,579,375
Masonite International Corp., 5.63%, 03/15/23 (Call 12/03/18)(a)(b)	3,277	3,260,615
Omnimax International Inc., 12.00%, 08/15/20 (Call 11/16/18)(a)(b)	2,877	2,985,607
Standard Industries Inc./NJ, 5.50%, 02/15/23 (Call 02/15/19)(a)(b)	3,489	3,412,846
Summit Materials LLC/Summit Materials Finance Corp., 6.13%, 07/15/23 (Call 11/16/18)	4,375	4,249,218

		20,487,661
Chemicals — 3.2%
Ashland LLC, 4.75%, 08/15/22 (Call 05/15/22)	7,555	7,488,894
Blue Cube Spinco LLC, 9.75%, 10/15/23 (Call 10/15/20)	1,420	1,576,200
CF Industries Inc. 3.45%, 06/01/23(b)	5,263	4,983,403
7.13%, 05/01/20	3,607	3,746,771
Chemours Co. (The), 6.63%, 05/15/23 (Call 12/03/18)	6,471	6,616,597
CVR Partners LP/CVR Nitrogen Finance Corp., 9.25%, 06/15/23 (Call 06/15/19)(a)	4,578	4,826,906
Hexion Inc. 6.63%, 04/15/20 (Call 12/10/18)	9,755	8,633,175
10.38%, 02/01/22 (Call 02/01/19)(a)	3,674	3,286,508
Hexion Inc./Hexion Nova Scotia Finance ULC, 9.00%, 11/15/20 (Call 12/03/18)(b)	3,725	2,160,500
Huntsman International LLC 4.88%, 11/15/20 (Call 08/15/20)(b)	4,659	4,689,656
5.13%, 11/15/22 (Call 08/15/22)	2,877	2,909,366
INVISTA Finance LLC, 4.25%, 10/15/19(a)(b)	5,516	5,521,295
Kissner Holdings LP/Kissner Milling Co. Ltd./BSC Holding Inc./Kissner USA, 8.38%, 12/01/22 (Call 06/01/19)(a)(b)	2,855	2,912,100
Momentive Performance Materials Inc., 3.88%, 10/24/21 (Call 12/10/18)	3,321	3,561,773
MPM Escrow LLC, 8.88%, 10/15/20(c)(d)(e)	2,760	—
NOVA Chemicals Corp., 5.25%, 08/01/23 (Call 12/03/18)(a)	3,667	3,547,470
OCI NV, 6.63%, 04/15/23 (Call 04/15/20)(a)	4,095	4,190,533
Perstorp Holding AB, 11.00%, 09/30/21 (Call 12/03/18)(a)(b)	2,476	2,660,679
Platform Specialty Products Corp., 6.50%, 02/01/22 (Call 12/03/18)(a)	7,611	7,708,421
PolyOne Corp., 5.25%, 03/15/23(b)	4,102	4,100,291
PQCorp., 6.75%, 11/15/22 (Call 05/15/19)(a)(b)	4,326	4,455,780
TPC Group Inc., 8.75%, 12/15/20 (Call 12/03/18)(a)(b)	5,100	4,998,000
WR Grace &Co.-Conn, 5.13%, 10/01/21(a)(b)	4,966	5,003,245

		99,577,563
Coal — 0.2%
Foresight Energy LLC/Foresight Energy Finance Corp., 11.50%, 04/01/23 (Call 04/01/20)(a)(b)	2,684	2,377,437

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) October 31, 2018	iShares® 0-5 Year High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Coal (continued)
Peabody Energy Corp., 6.00%, 03/31/22 (Call 03/31/19)(a)	$2,831	$2,821,711

		5,199,148
Commercial Services — 4.6%
ACE Cash Express Inc., 12.00%, 12/15/22 (Call 12/15/19)(a)(b)	2,256	2,357,050
ADT Security Corp. (The) 3.50%, 07/15/22	6,368	5,917,097
4.13%, 06/15/23(b)	4,847	4,495,593
6.25%, 10/15/21(b)	6,538	6,750,485
Ahern Rentals Inc., 7.38%, 05/15/23 (Call 12/03/18)(a)(b)	3,712	3,433,600
APX Group Inc. 7.63%, 09/01/23 (Call 09/01/19)(b)	2,500	2,225,000
7.88%, 12/01/22 (Call 12/03/18)	6,030	6,046,959
8.75%, 12/01/20 (Call 12/03/18)	6,224	6,102,632
Avis Budget Car Rental LLC/Avis Budget Finance Inc. 5.13%, 06/01/22 (Call 11/03/18)(a)(b)	2,673	2,737,419
5.50%, 04/01/23 (Call 12/03/18)(b)	4,787	4,655,358
Emeco Pty Ltd., 9.25%, 03/31/22 (Call 03/31/20)(a)(b)	2,003	2,124,849
Global A&T Electronics Ltd., 8.50%, 01/12/23 (Call 11/30/18)	3,909	3,713,550
Herc Rentals Inc., 7.50%, 06/01/22 (Call 06/01/19)(a)(b)	3,445	3,582,800
Hertz Corp. (The) 5.88%, 10/15/20 (Call 12/10/18)(b)	4,207	4,106,275
6.25%, 10/15/22 (Call 12/03/18)(b)	3,410	2,984,816
7.38%, 01/15/21 (Call 12/03/18)(b)	3,224	3,183,700
7.63%, 06/01/22 (Call 06/01/19)(a)	8,152	7,809,208
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6. 38%, 08/01/23 (Call 12/03/18)(a)(b)	7,602	7,599,719
Jurassic Holdings III Inc., 6.88%, 02/15/21 (Call 12/03/18)(a)(b)	2,194	2,063,731
Midas Intermediate Holdco II LLC/Midas Intermediate Holdco II Finance Inc., 7.88%, 10/01/22 (Call 11/16/18)(a)(b)	2,306	2,032,883
Monitronics International Inc., 9.13%, 04/01/20 (Call 12/10/18)(b)	2,940	2,185,400
Nielsen Co. Luxembourg Sarl (The), 5. 50%, 10/01/21 (Call 12/03/18)(a)(b)	4,307	4,328,535
Nielsen Finance LLC/Nielsen Finance Co. 4.50%, 10/01/20 (Call 12/10/18)	5,460	5,446,350
5.00%, 04/15/22 (Call 12/03/18)(a)(b)	15,471	15,016,895
Prime Security Services Borrower LLC/Prime Finance Inc., 9.25%, 05/15/23 (Call 05/15/19)(a)(b)	16,753	17,702,895
RR Donnelley & Sons Co., 7.88%, 03/15/21(b)	1,007	1,045,392
Service Corp. International/U.S., 5.38%, 01/15/22 (Call 12/03/18)(b)	3,094	3,118,257
Syniverse Holdings Inc., 9.13%, 01/15/19 (Call 12/10/18)	125	123,750
United Rentals North America Inc., 4.63%, 07/15/23 (Call 12/03/18)(b)	6,515	6,460,437
WEX Inc., 4.75%, 02/01/23 (Call 12/03/18)(a)(b)	2,948	2,940,630

		142,291,265
Computers — 2.0%
Dell Inc. 4.63%, 04/01/21	2,652	2,668,575
5.88%, 06/15/19	3,709	3,744,132
Dell International LLC/EMC Corp., 5.88%, 06/15/21 (Call 11/16/18)(a)	10,008	10,170,630
EMC Corp. 2.65%, 06/01/20	11,922	11,583,632
3.38%, 06/01/23 (Call 03/01/23)	7,097	6,628,953

Security	Par (000)	Value

Computers (continued)
Exela Intermediate LLC/Exela Finance Inc., 10.00%, 07/15/23 (Call 07/15/20)(a)	$6,860	$7,098,328
Harland Clarke Holdings Corp. 8.38%, 08/15/22 (Call 02/15/19)(a)	5,578	5,029,708
9.25%, 03/01/21 (Call 12/03/18)(a)(b)	4,448	3,936,480
Leidos Holdings Inc., 4.45%, 12/01/20 (Call 09/01/20)	2,962	2,970,392
NCR Corp. 4.63%, 02/15/21 (Call 12/03/18)(b)	3,343	3,285,558
5.00%, 07/15/22 (Call 12/03/18)(b)	3,679	3,504,248
5.88%, 12/15/21 (Call 12/03/18)(b)	2,890	2,886,852

		63,507,488
Cosmetics & Personal Care — 0.7%
Avon International Operations Inc., 7.88%, 08/15/22 (Call 08/15/19)(a)	3,222	3,270,330
Avon Products Inc. 6.60%, 03/15/20	2,605	2,593,603
7.00%, 03/15/23	3,375	2,948,906
Edgewell Personal Care Co. 4.70%, 05/19/21(b)	3,203	3,192,964
4.70%, 05/24/22(b)	3,496	3,409,929
First Quality Finance Co. Inc., 4.63%, 05/15/21 (Call 12/03/18)(a)(b)	4,338	4,263,893
Revlon Consumer Products Corp., 5.75%, 02/15/21 (Call 12/03/18)(b)	3,111	2,429,524

		22,109,149
Distribution & Wholesale — 0.3%
Global Partners LP/GLP Finance Corp., 6.25%, 07/15/22 (Call 12/03/18)	2,526	2,495,478
LKQ Corp., 4.75%, 05/15/23 (Call 12/03/18)(b)	4,165	4,019,225
Univar USA Inc., 6.75%, 07/15/23 (Call 11/13/18)(a)(b)	2,725	2,790,996

		9,305,699
Diversified Financial Services — 6.2%
Ally Financial Inc. 3.25%, 11/05/18	4,707	4,700,975
3.50%, 01/27/19	4,693	4,687,134
3.75%, 11/18/19	4,133	4,124,321
4.13%, 03/30/20(b)	4,334	4,334,867
4.13%, 02/13/22	4,120	4,053,565
4.25%, 04/15/21	4,273	4,266,837
4.63%, 05/19/22(b)	2,825	2,817,937
7.50%, 09/15/20	2,986	3,153,675
8.00%, 12/31/18	2,775	2,794,009
8.00%, 03/15/20	5,934	6,230,370
goeasy Ltd., 7.88%, 11/01/22 (Call 11/01/19)(a)(b)	3,339	3,428,736
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 5.88%, 02/01/22 (Call 12/03/18)(b)	8,975	8,960,191
6.00%, 08/01/20 (Call 12/03/18)(b)	10,074	10,158,642
6.25%, 02/01/22 (Call 02/01/19)(b)	8,418	8,502,180
Intrepid Aviation Group Holdings LLC/Intrepid Finance Co., 8.50%, 08/15/21 (Call 08/15/19)(a)(b)	3,450	3,467,250
Jefferies Finance LLC/JFIN Co-Issuer Corp. 6.88%, 04/15/22 (Call 12/03/18)(a)(b)	2,705	2,705,000
7.38%, 04/01/20 (Call 12/03/18)(a)(b)	3,798	3,833,131
7.50%, 04/15/21 (Call 12/03/18)(a)	2,337	2,366,213
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.25%, 03/15/22 (Call 09/15/21)(a)	3,429	3,416,856
Lincoln Finance Ltd., 7.38%, 04/15/21 (Call 11/13/18)(a)(b)	2,728	2,796,928
Nationstar Mortgage Holdings Inc., 8.13%, 07/15/23 (Call 07/15/20)(a)(b)	6,389	6,477,736

16	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® 0-5 Year High Yield Corporate Bond ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services (continued)
Nationstar Mortgage LLC/Nationstar Capital Corp., 6.50%, 07/01/21 (Call 12/03/18)(b)	$4,229	$4,213,141
Navient Corp. 4.88%, 06/17/19	6,206	6,229,410
5.00%, 10/26/20(b)	3,595	3,610,279
5.50%, 01/15/19(b)	7,311	7,331,105
5.50%, 01/25/23(b)	6,903	6,778,539
5.88%, 03/25/21	4,507	4,563,337
6.50%, 06/15/22(b)	6,483	6,596,452
6.63%, 07/26/21	4,835	4,974,510
7.25%, 01/25/22	4,760	4,955,203
7.25%, 09/25/23(b)	3,300	3,423,235
8.00%, 03/25/20	9,158	9,562,719
Springleaf Finance Corp. 5.25%, 12/15/19	4,636	4,678,303
5.63%, 03/15/23	6,152	5,945,423
6.13%, 05/15/22	6,333	6,358,941
7.75%, 10/01/21	4,865	5,140,886
8.25%, 12/15/20(b)	5,543	5,931,010
TMX Finance LLC/TitleMax Finance Corp., 11.13%, 04/01/23 (Call 04/01/20)(a)	2,804	2,635,760
VFH Parent LLC/Orchestra Co-Issuer Inc., 6.75%, 06/15/22 (Call 06/15/19)(a)(b)	3,295	3,354,722

		193,559,528
Electric — 1.6%
AES Corp./VA 4.00%, 03/15/21(b)	3,213	3,179,634
4.50%, 03/15/23 (Call 03/15/20)	3,329	3,290,284
4.88%, 05/15/23 (Call 12/03/18)(b)	4,452	4,407,480
Calpine Corp. 5.38%, 01/15/23 (Call 12/03/18)	8,311	7,874,673
6.00%, 01/15/22 (Call 12/03/18)(a)(b)	5,458	5,482,732
DPL Inc., 7.25%, 10/15/21 (Call 07/15/21)	5,211	5,533,457
InterGen NV, 7.00%, 06/30/23 (Call 12/03/18)(a)	469	454,930
Talen Energy Supply LLC 4.60%, 12/15/21 (Call 09/15/21)	3,920	3,675,000
9.50%, 07/15/22 (Call 07/15/20)(a)(b)	2,640	2,679,600
Vistra Energy Corp. 5.88%, 06/01/23 (Call 12/03/18)	3,820	3,876,703
7.38%, 11/01/22 (Call 12/03/18)	9,902	10,285,702

		50,740,195
Electrical Components & Equipment — 0.1%
WESCO Distribution Inc., 5.38%, 12/15/21 (Call 12/03/18)(b)	3,610	3,605,903

Electronics — 0.1%
Sanmina Corp., 4.38%, 06/01/19(a)(b)	2,740	2,740,697

Energy - Alternate Sources — 0.2%
Enviva Partners LP/Enviva Partners Finance Corp., 8.50%, 11/01/21 (Call 12/03/18)(b)	2,588	2,652,700
TerraForm Power Operating LLC, 4.25%, 01/31/23 (Call 10/31/22)(a)(b)	3,382	3,208,672

		5,861,372
Engineering & Construction — 0.1%
MasTec Inc., 4.88%, 03/15/23 (Call 12/03/18)(b)	2,830	2,762,282
StandardAero Aviation Holdings Inc., 10.00%, 07/15/23 (Call 12/03/18)(a)	350	376,031

		3,138,313

Security	Par (000)	Value

Entertainment — 1.3%
AMC Entertainment Holdings Inc., 5.88%, 02/15/22 (Call 12/03/18)(b)	$2,989	$3,010,738
Cinemark USA Inc. 4.88%, 06/01/23 (Call 12/03/18)(b)	5,198	5,074,548
5.13%, 12/15/22 (Call 12/03/18)(b)	2,522	2,528,305
Eldorado Resorts Inc., 7.00%, 08/01/23 (Call 12/03/18)	100	105,000
International Game Technology PLC, 6.25%, 02/15/22 (Call 08/15/21)(a)(b)	9,516	9,801,480
National CineMedia LLC, 6.00%, 04/15/22 (Call 12/03/18)	2,926	2,956,512
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., 6.13%, 08/15/21 (Call 12/03/18)(a)	2,937	2,922,315
Scientific Games International Inc., 10.00%, 12/01/22 (Call 12/03/18)(b)	14,217	14,892,307

		41,291,205
Environmental Control — 0.5%
Clean Harbors Inc., 5.13%, 06/01/21 (Call 12/03/18)	5,973	5,972,522
Covanta Holding Corp., 6.38%, 10/01/22 (Call 11/03/18)	3,008	3,066,731
GFL Environmental Inc. 5.38%, 03/01/23 (Call 03/01/20)(a)	2,631	2,385,096
5.63%, 05/01/22 (Call 05/01/19)(a)(b)	2,162	2,051,999
Tervita Escrow Corp., 7.63%, 12/01/21 (Call 12/03/18)(a)(b)	2,525	2,566,031

		16,042,379
Food — 1.1%
B&G Foods Inc., 4.63%, 06/01/21 (Call 12/03/18)(b)	4,853	4,828,735
C&S Group Enterprises LLC, 5.38%, 07/15/22 (Call 12/03/18)(a)(b)	3,005	2,902,830
Darling Ingredients Inc., 5.38%, 01/15/22 (Call 12/03/18)	3,505	3,509,780
Dean Foods Co., 6.50%, 03/15/23 (Call 12/03/18)(a)(b)	4,527	4,170,499
ESAL GmbH, 6.25%, 02/05/23 (Call 12/03/18)(a)	5,100	5,004,375
Fresh Market Inc. (The), 9.75%, 05/01/23 (Call 05/01/19)(a)(b)	5,200	3,809,000
Ingles Markets Inc., 5.75%, 06/15/23 (Call 12/03/18)(b)	4,907	4,887,372
SUPERVALU Inc. 6.75%, 06/01/21 (Call 11/21/18)(b)	1,553	1,581,575
7.75%, 11/15/22 (Call 11/21/18)	2,023	2,103,202
TreeHouse Foods Inc., 4.88%, 03/15/22 (Call 12/03/18)	2,823	2,784,825

		35,582,193
Forest Products & Paper — 0.2%
Cascades Inc., 5.50%, 07/15/22 (Call 12/03/18)(a)	3,202	3,170,647
Resolute Forest Products Inc., 5.88%, 05/15/23 (Call 12/03/18)(b)	4,105	4,174,432

		7,345,079
Gas — 0.3%
LBC Tank Terminals Holding Netherlands BV, 6.88%, 05/15/23 (Call 12/03/18)(a)(b)	2,270	2,231,544
NGL Energy Partners LP/NGL Energy Finance Corp., 5.13%, 07/15/19 (Call 06/15/19)	2,570	2,571,071
Rockpoint Gas Storage Canada Ltd., 7.00%, 03/31/23 (Call 03/31/20)(a)	2,585	2,573,690
Southern Star Central Corp., 5.13%, 07/15/22 (Call 12/03/18)(a)(b)	3,142	3,094,870

		10,471,175
Health Care - Products — 1.7%
DJO Finance LLC/DJO Finance Corp., 8.13%, 06/15/21 (Call 12/03/18)(a)	7,201	7,249,247
Hill-Rom Holdings Inc., 5.75%, 09/01/23 (Call 12/03/18)(a)	2,900	2,936,250
Immucor Inc., 11.13%, 02/15/22 (Call 12/03/18)(a)(b)	2,409	2,471,734

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) October 31, 2018	iShares® 0-5 Year High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care - Products (continued)
Kinetic Concepts Inc./KCI USA Inc. 7.88%, 02/15/21 (Call 11/16/18)(a)	$4,237	$4,324,682
12.50%, 11/01/21 (Call 05/01/19)(a)	3,172	3,430,518
Mallinckrodt International Finance SA, 4.75%, 04/15/23(b)	3,500	2,862,891
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 4.88%, 04/15/20 (Call 12/03/18)(a)	4,570	4,501,450
5.63%, 10/15/23 (Call 12/03/18)(a)(b)	4,700	4,012,625
5.75%, 08/01/22 (Call 12/03/18)(a)(b)	5,834	5,194,912
Ortho-Clinical Diagnostics Inc./Ortho-Clinical Diagnostics SA, 6.63%, 05/15/22 (Call 12/03/18)(a)(b)	8,929	8,580,769
Sotera Health Holdings LLC, 6.50%, 05/15/23 (Call 12/03/18)(a)	3,120	3,048,686
Universal Hospital Services Inc., 7.63%, 08/15/20 (Call 12/10/18)	4,423	4,434,057

		53,047,821
Health Care - Services — 7.2%
Acadia Healthcare Co. Inc., 5.63%, 02/15/23 (Call 12/03/18)	4,674	4,679,843
Air Medical Group Holdings Inc., 6.38%, 05/15/23 (Call 12/03/18)(a)(b)	2,393	2,150,335
Centene Corp. 4.75%, 05/15/22 (Call 05/15/19)	6,507	6,499,192
5.63%, 02/15/21 (Call 12/03/18)	9,247	9,374,724
CHS/Community Health Systems Inc. 5.13%, 08/01/21 (Call 12/03/18)(b)	5,138	4,855,410
6.25%, 03/31/23 (Call 03/31/20)	18,936	17,415,439
11.00%, 06/30/23 (Call 06/30/20)(a)(b)(f)	11,627	9,708,545
DaVita Inc., 5.75%, 08/15/22 (Call 12/03/18)	8,803	8,913,038
HCA Healthcare Inc., 6.25%, 02/15/21	6,398	6,637,925
HCA Inc. 4.25%, 10/15/19	3,158	3,173,001
4.75%, 05/01/23(b)	8,349	8,399,136
5.88%, 03/15/22(b)	8,393	8,759,700
5.88%, 05/01/23	8,835	9,160,526
6.50%, 02/15/20	16,292	16,821,490
7.50%, 02/15/22(b)	13,174	14,316,844
LifePoint Health Inc., 5.50%, 12/01/21 (Call 12/03/18)(b)	7,553	7,662,623
Molina Healthcare Inc., 5.38%, 11/15/22 (Call 08/15/22)	5,119	5,105,669
Quorum Health Corp., 11.63%, 04/15/23 (Call 04/15/19)(b)	2,636	2,604,148
RegionalCare Hospital Partners Holdings Inc., 8.25%, 05/01/23 (Call 05/01/19)(a)(b)	5,241	5,548,909
Select Medical Corp., 6.38%, 06/01/21 (Call 12/03/18)	4,098	4,138,980
Surgery Center Holdings Inc., 8.88%, 04/15/21 (Call 12/03/18)(a)(b)	2,402	2,471,058
Tenet Healthcare Corp. 4.38%, 10/01/21	6,916	6,809,148
4.50%, 04/01/21	5,744	5,693,227
4.75%, 06/01/20(b)	2,834	2,834,759
5.50%, 03/01/19(b)	2,860	2,870,725
6.00%, 10/01/20(b)	10,835	11,109,125
6.75%, 06/15/23(b)	12,340	12,248,992
7.50%, 01/01/22 (Call 01/01/19)(a)	5,253	5,486,601
8.13%, 04/01/22(b)	18,240	18,969,600

.		224,418,712
Holding Companies - Diversified — 0.3%
FS Energy & Power Fund, 7.50%, 08/15/23 (Call 05/15/23)(a)	3,350	3,396,900

Security	Par (000)	Value

Holding Companies - Diversified (continued)
Spectrum Brands Holdings Inc., 7.75%, 01/15/22 (Call 12/03/18)	$6,183	$6,319,459

		9,716,359
Home Builders — 2.4%
Beazer Homes USA Inc., 8.75%, 03/15/22 (Call 03/15/19)(b)	3,980	4,001,886
Brookfield Residential Properties Inc., 6.50%, 12/15/20 (Call 12/03/18)(a)(b)	3,445	3,445,000
Brookfield Residential Properties Inc./Brookfield Residential U.S. Corp., 6.13%, 07/01/22 (Call 12/03/18)(a)	3,234	3,149,729
Century Communities Inc., 6.88%, 05/15/22 (Call 12/03/18)	2,962	2,947,190
K Hovnanian Enterprises Inc., 10.00%, 07/15/22 (Call 07/15/19)(a)	3,094	2,985,710
KB Home 4.75%, 05/15/19 (Call 02/15/19)	2,479	2,476,315
7.00%, 12/15/21 (Call 09/15/21)(b)	3,118	3,235,492
7.50%, 09/15/22(b)	2,527	2,665,985
8.00%, 03/15/20	2,449	2,565,328
Lennar Corp. 4.13%, 01/15/22 (Call 10/15/21)(b)	4,012	3,900,882
4.50%, 06/15/19 (Call 04/16/19)	3,276	3,284,202
4.50%, 11/15/19 (Call 08/15/19)(b)	4,239	4,249,598
4.75%, 04/01/21 (Call 02/01/21)	2,791	2,798,268
4.75%, 11/15/22 (Call 08/15/22)	4,058	4,018,232
8.38%, 01/15/21(b)	2,574	2,768,677
PulteGroup Inc., 4.25%, 03/01/21 (Call 02/01/21)(b)	4,904	4,892,230
Shea Homes LP/Shea Homes Funding Corp., 5.88%, 04/01/23 (Call 12/03/18)(a)	2,403	2,270,835
Taylor Morrison Communities Inc., 6.63%, 05/15/22 (Call 05/15/19)(b)	3,067	3,082,335
Taylor Morrison Communities Inc./Taylor Morrison Holdings II Inc., 5.25%, 04/15/21 (Call 12/03/18)(a)(b)	3,912	3,902,220
Toll Brothers Finance Corp. 4.00%, 12/31/18 (Call 12/03/18)	2,176	2,170,171
4.38%, 04/15/23 (Call 01/15/23)	2,843	2,730,133
5.88%, 02/15/22 (Call 11/15/21)	2,912	2,969,836
TRI Pointe Group Inc./TRI Pointe Homes Inc., 4.38%, 06/15/19(b)	2,863	2,850,474
William Lyon Homes Inc., 7.00%, 08/15/22 (Call 12/03/18)(b)	2,330	2,316,530

		75,677,258
Home Furnishings — 0.1%
Tempur Sealy International Inc., 5.63%, 10/15/23 (Call 12/03/18)	2,750	2,680,677

Household Products & Wares — 0.3%
Kronos Acquisition Holdings Inc., 9.00%, 08/15/23 (Call 12/03/18)(a)(b)	6,053	5,379,604
Prestige Brands Inc., 5.38%, 12/15/21 (Call 12/03/18)(a)	2,968	2,934,039
Spectrum Brands Inc., 6.63%, 11/15/22 (Call 12/03/18)(b)	2,580	2,638,437

		10,952,080
Housewares — 0.1%
Scotts Miracle-Gro Co. (The), 6.00%, 10/15/23 (Call 11/16/18)	2,500	2,553,438

Insurance — 0.7%
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 8.25%, 08/01/23 (Call 11/13/18)(a)(b)	4,910	5,075,123

18	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® 0-5 Year High Yield Corporate Bond ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Insurance (continued)
Ardonagh Midco 3 PLC, 8.63%, 07/15/23 (Call 07/15/20)(a)(b)	$3,380	$3,148,329
Genworth Holdings Inc. 4.90%, 08/15/23	2,500	2,206,250
7.20%, 02/15/21	2,399	2,440,983
7.63%, 09/24/21	4,440	4,517,700
7.70%, 06/15/20(b)	2,496	2,560,341
MGIC Investment Corp., 5.75%, 08/15/23(b)	3,050	3,127,521

		23,076,247
Internet — 1.1%
Cogent Communications Group Inc., 5.38%, 03/01/22 (Call 12/01/21)(a)	2,969	2,987,556
Netflix Inc. 5.38%, 02/01/21(b)	3,523	3,589,350
5.50%, 02/15/22	4,836	4,932,188
Symantec Corp. 3.95%, 06/15/22 (Call 03/15/22)(b)	2,756	2,653,922
4.20%, 09/15/20(b)	4,503	4,491,743
VeriSign Inc., 4.63%, 05/01/23 (Call 12/03/18)(b)	4,901	4,900,387
Zayo Group LLC/Zayo Capital Inc., 6.00%, 04/01/23 (Call 12/03/18)(b)	9,246	9,429,476

		32,984,622
Iron & Steel — 0.7%
AK Steel Corp. 7.50%, 07/15/23 (Call 07/15/19)	2,758	2,796,549
7.63%, 10/01/21 (Call 12/03/18)	2,456	2,452,930
Allegheny Technologies Inc. 5.95%, 01/15/21 (Call 10/15/20)(b)	3,142	3,151,819
7.88%, 08/15/23 (Call 05/15/23)	3,250	3,425,337
Steel Dynamics Inc. 5.13%, 10/01/21 (Call 12/03/18)(b)	4,558	4,580,790
5.25%, 04/15/23 (Call 12/03/18)	2,639	2,643,477
U.S. Steel Corp., 7.38%, 04/01/20	2,680	2,781,304

		21,832,206
Leisure Time — 0.5%
24 Hour Fitness Worldwide Inc., 8.00%, 06/01/22 (Call 12/03/18)(a)(b)	3,179	3,112,937
LTF Merger Sub Inc., 8.50%, 06/15/23 (Call 12/03/18)(a)(b) .	2,950	3,052,328
NCL Corp. Ltd., 4.75%, 12/15/21 (Call 12/15/18)(a)	4,040	4,038,990
Sabre GLBL Inc., 5.38%, 04/15/23 (Call 12/03/18)(a)	3,574	3,574,000
Vista Outdoor Inc., 5.88%, 10/01/23 (Call 12/03/18)	2,200	2,106,500

		15,884,755
Lodging — 2.1%
Boyd Gaming Corp., 6.88%, 05/15/23 (Call 11/16/18)	5,536	5,750,520
Choice Hotels International Inc., 5.75%, 07/01/22(b)	3,067	3,214,599
Diamond Resorts International Inc., 7.75%, 09/01/23 (Call 09/01/19)(a)(b)	3,525	3,608,719
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp., 6.75%, 11/15/21 (Call 12/03/18)(a)(b)	5,280	5,412,000
MGM Resorts International 5.25%, 03/31/20(b)	3,543	3,587,288
6.00%, 03/15/23	8,272	8,390,979
6.63%, 12/15/21(b)	7,702	8,051,550
6.75%, 10/01/20	6,688	6,943,147
7.75%, 03/15/22	6,328	6,789,492
8.63%, 02/01/19(b)	5,464	5,522,260
Seminole Hard Rock Entertainment Inc./Seminole Hard Rock International LLC, 5.88%, 05/15/21 (Call 12/03/18)(a)	2,398	2,392,605

Security	Par (000)	Value

Lodging (continued)
Wyndham Destinations Inc. 3.90%, 03/01/23 (Call 12/01/22)	$1,257	$1,160,256
4.25%, 03/01/22 (Call 12/01/21)	2,166	2,090,623
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 4.25%, 05/30/23 (Call 02/28/23)(a)	3,331	3,158,204

		66,072,242
Machinery — 0.1%
Cleaver-Brooks Inc., 7.88%, 03/01/23 (Call 12/15/19)(a)	2,658	2,681,811

Manufacturing — 0.4%
Amsted Industries Inc., 5.00%, 03/15/22 (Call 12/03/18)(a)	4,251	4,180,593
Gates Global LLC/Gates Global Co., 6.00%, 07/15/22 (Call 11/16/18)(a)(b)	4,360	4,338,200
LSB Industries Inc., 9.63%, 05/01/23 (Call 05/01/20)(a)(b)	2,841	2,947,537

		11,466,330
Media — 8.2%
Altice Financing SA, 6.63%, 02/15/23 (Call 12/03/18)(a)(b)	13,371	13,212,219
Altice Luxembourg SA, 7.75%, 05/15/22 (Call 12/03/18)(a)(b)	19,053	17,743,106
Altice U.S. Finance I Corp., 5.38%, 07/15/23 (Call 11/13/18)(a)	7,000	6,973,750
AMC Networks Inc., 4.75%, 12/15/22 (Call 12/03/18)	4,490	4,423,703
Cable One Inc., 5.75%, 06/15/22 (Call 12/03/18)(a)	3,467	3,519,005
Cablevision Systems Corp. 5.88%, 09/15/22(b)	4,330	4,346,129
8.00%, 04/15/20(b)	3,042	3,176,181
CCO Holdings LLC/CCO Holdings Capital Corp. 4.00%, 03/01/23 (Call 11/01/19)(a)	3,599	3,417,363
5.13%, 02/15/23 (Call 12/03/18)	6,706	6,667,860
5.13%, 05/01/23 (Call 12/03/18)(a)	7,415	7,387,194
5.25%, 03/15/21 (Call 12/03/18)	3,374	3,382,818
5.25%, 09/30/22 (Call 12/03/18)	7,813	7,866,714
5.75%, 09/01/23 (Call 12/03/18)	3,250	3,269,805
Cequel Communications Holdings I LLC/Cequel Capital Corp. 5.13%, 12/15/21 (Call 11/13/18)(a)	8,705	8,681,322
Clear Channel Worldwide Holdings Inc.
Series A, 6.50%, 11/15/22 (Call 12/03/18)	4,047	4,087,470
Series B, 6.50%, 11/15/22 (Call 12/03/18)(b)	9,510	9,676,425
Series B, 7.63%, 03/15/20 (Call 12/10/18)	9,629	9,629,000
CSC Holdings LLC 6.75%, 11/15/21	6,461	6,754,523
8.63%, 02/15/19	3,551	3,590,142
10.13%, 01/15/23 (Call 01/15/19)(a)(b)	11,788	12,810,255
DISH DBS Corp. 5.00%, 03/15/23(b)	10,045	8,789,375
5.13%, 05/01/20	6,358	6,373,895
5.88%, 07/15/22(b)	13,166	12,431,996
6.75%, 06/01/21(b)	12,925	13,054,250
7.88%, 09/01/19(b)	7,753	7,968,824
Lee Enterprises Inc., 9.50%, 03/15/22 (Call 12/03/18)(a)	2,995	3,090,674
Midcontinent Communications/Midcontinent Finance Corp., 6.88%, 08/15/23 (Call 12/03/18)(a)	300	312,750
Nexstar Broadcasting Inc., 5.88%, 11/15/22 (Call 11/13/18)	3,160	3,208,032
Quebecor Media Inc., 5.75%, 01/15/23(b)	5,809	5,815,601
Sinclair Television Group Inc. 5.38%, 04/01/21 (Call 11/16/18).	3,893	3,892,676
6.13%, 10/01/22 (Call 11/16/18)(b)	3,326	3,384,205

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) October 31, 2018	iShares® 0-5 Year High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Media (continued)
Sirius XM Radio Inc. 3.88%, 08/01/22 (Call 08/01/20)(a)	$6,903	$6,670,024
4.63%, 05/15/23 (Call 12/03/18)(a)(b)	3,159	3,064,888
TEGNA Inc. 4.88%, 09/15/21 (Call 12/03/18)(a)(b)	2,532	2,524,615
5.13%, 07/15/20 (Call 12/03/18)	4,169	4,175,414
6.38%, 10/15/23 (Call 12/03/18)	4,000	4,100,000
Tribune Media Co., 5.88%, 07/15/22 (Call 11/13/18)(b)	6,595	6,702,169
Univision Communications Inc. 5.13%, 05/15/23 (Call 12/03/18)(a)(b)	8,072	7,603,824
6.75%, 09/15/22 (Call 12/03/18)(a)(b)	1,733	1,767,118
Urban One Inc., 7.38%, 04/15/22 (Call 12/03/18)(a)(b)	2,550	2,502,188
Videotron Ltd., 5.00%, 07/15/22(b)	5,477	5,483,846
Virgin Media Secured Finance PLC, 5.25%, 01/15/21	2,332	2,361,150

		255,892,498
Metal Fabricate & Hardware — 0.0%
Zekelman Industries Inc., 9.88%, 06/15/23 (Call 06/15/19)(a)(b)	1,478	1,575,390

Mining — 2.3%
Aleris International Inc., 10.75%, 07/15/23 (Call 07/15/20)(a)	2,625	2,748,494
Barminco Finance Pty Ltd., 6.63%, 05/15/22 (Call 05/15/19)(a)(b)	2,357	2,322,013
Eldorado Gold Corp., 6.13%, 12/15/20 (Call 12/03/18)(a)(b)	4,189	3,906,243
Ferroglobe PLC/Globe Specialty Metals Inc., 9.38%, 03/01/22 (Call 03/01/19)(a)	2,115	2,217,519
FMG Resources August 2006 Pty Ltd. 4.75%, 05/15/22 (Call 02/15/22)(a)(b)	4,788	4,626,779
5.13%, 03/15/23 (Call 12/15/22)(a)(b)	3,454	3,324,475
Freeport-McMoRan Inc. 3.10%, 03/15/20	6,503	6,393,668
3.55%, 03/01/22 (Call 12/01/21)(b)	12,249	11,599,191
3.88%, 03/15/23 (Call 12/15/22)	13,251	12,287,652
4.00%, 11/14/21	3,902	3,797,134
6.88%, 02/15/23 (Call 02/15/20)	4,387	4,594,286
Hecla Mining Co., 6.88%, 05/01/21 (Call 12/03/18)	3,649	3,630,755
Joseph T Ryerson & Son Inc., 11.00%, 05/15/22 (Call 05/15/19)(a)	4,814	5,138,945
New Gold Inc., 6.25%, 11/15/22 (Call 11/08/18)(a)(b)	3,220	2,801,400
Northwest Acquisitions ULC/Dominion Finco Inc., 7.13%, 11/01/22 (Call 11/01/19)(a)	3,863	3,901,630

		73,290,184
Office & Business Equipment — 0.3%
CDW LLC/CDW Finance Corp., 5.00%, 09/01/23 (Call 12/03/18)	572	567,515
Pitney Bowes Inc. 3.88%, 10/01/21 (Call 09/01/21)	3,744	3,561,480
4.38%, 05/15/22 (Call 04/15/22)	2,750	2,501,354
4.70%, 04/01/23 (Call 03/01/23)(b)	2,650	2,357,727

		8,988,076
Oil & Gas — 10.0%
Aker BP ASA, 6.00%, 07/01/22 (Call 07/01/19)(a)	2,294	2,330,532
Antero Resources Corp. 5.13%, 12/01/22 (Call 12/03/18)	6,922	6,864,317
5.38%, 11/01/21 (Call 12/03/18)	6,478	6,494,195
5.63%, 06/01/23 (Call 12/03/18)(b)	5,080	5,072,592
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.00%, 04/01/22 (Call 04/01/20)(a)(b)	6,464	7,111,643

Security	Par (000)	Value

Oil &Gas (continued)
Athabasca Oil Corp., 9.88%, 02/24/22 (Call 02/24/19)(a)(b)	$2,152	$2,146,022
Baytex Energy Corp., 5.13%, 06/01/21 (Call 12/03/18)(a)	2,981	2,891,104
Bruin E&P Partners LLC, 8.88%, 08/01/23 (Call 08/01/20)(a)	3,976	3,916,360
California Resources Corp., 8.00%, 12/15/22 (Call 12/15/18)(a)(b)	14,308	12,734,120
Calumet Specialty Products Partners LP/Calumet Finance Corp. 6.50%, 04/15/21 (Call 12/03/18)	5,854	5,634,475
7.63%, 01/15/22 (Call 12/03/18)(b)	2,381	2,291,713
Canbriam Energy Inc., 9.75%, 11/15/19 (Call 12/03/18)(a)	2,493	2,425,222
Carrizo Oil & Gas Inc. 6.25%, 04/15/23 (Call 12/03/18)(b)	4,543	4,463,497
7.50%, 09/15/20 (Call 11/19/18)(b)	1,218	1,220,071
Chesapeake Energy Corp. 4.88%, 04/15/22 (Call 12/03/18)(b)	3,261	3,101,007
6.13%, 02/15/21	3,431	3,458,609
6.63%, 08/15/20	2,699	2,778,620
8.00%, 12/15/22 (Call 11/28/18)(a)(b)	8,602	8,982,854
Citgo Holding Inc., 10.75%, 02/15/20(a)	12,528	13,091,760
CITGO Petroleum Corp., 6.25%, 08/15/22 (Call 12/03/18)(a)	3,676	3,630,050
CNX Resources Corp., 5.88%, 04/15/22 (Call 12/03/18)(b)	9,057	8,931,108
Continental Resources Inc./OK 4.50%, 04/15/23 (Call 01/15/23)	10,476	10,493,192
5.00%, 09/15/22 (Call 12/03/18)	9,206	9,295,943
CVR Refining LLC/Coffeyville Finance Inc., 6.50%, 11/01/22 (Call 12/03/18)	3,281	3,306,975
Denbury Resources Inc. 9.00%, 05/15/21 (Call 12/15/18)(a)(b)	4,007	4,182,306
9.25%, 03/31/22 (Call 03/31/19)(a)(b)	3,109	3,234,656
Eclipse Resources Corp., 8.88%, 07/15/23 (Call 12/03/18)	3,544	3,522,342
Energen Corp., 4.63%, 09/01/21 (Call 06/01/21)	2,933	2,927,918
EP Energy LLC/Everest Acquisition Finance Inc., 6.38%, 06/15/23 (Call 12/03/18)	2,300	1,362,031
Gulfport Energy Corp., 6.63%, 05/01/23 (Call 12/03/18)	2,687	2,687,000
HighPoint Operating Corp., 7.00%, 10/15/22 (Call 12/03/18)(b)	2,519	2,474,917
Jones Energy Holdings LLC/Jones Energy Finance Corp., 9.25%, 03/15/23 (Call 03/15/20)(a)	2,932	2,932,000
Laredo Petroleum Inc. 5.63%, 01/15/22 (Call 12/03/18)	3,026	2,949,572
6.25%, 03/15/23 (Call 12/03/18)	2,634	2,586,442
MEG Energy Corp., 6.38%, 01/30/23 (Call 12/03/18)(a)	5,393	5,210,565
Murphy Oil Corp. 4.00%, 06/01/22 (Call 03/01/22)	3,697	3,560,365
4.45%, 12/01/22 (Call 09/01/22)	4,006	3,905,850
Murphy Oil USA Inc., 6.00%, 08/15/23 (Call 12/03/18)	75	76,500
Nabors Industries Inc. 4.63%, 09/15/21(b)	4,430	4,250,954
5.00%, 09/15/20(b)	4,983	4,961,269
5.50%, 01/15/23 (Call 11/15/22)(b)	4,244	3,989,360
Newfield Exploration Co., 5.75%, 01/30/22(b)	5,288	5,431,767
Oasis Petroleum Inc. 6.88%, 03/15/22 (Call 12/03/18)	5,956	5,993,225
6.88%, 01/15/23 (Call 12/03/18)(b)	2,702	2,715,364
Pacific Drilling First Lien Escrow Issuer Ltd., 8.38%, 10/01/23 (Call 10/01/20)(a)	3,585	3,625,331
Parker Drilling Co., 6.75%, 07/15/22 (Call 12/03/18)(b)	2,522	1,701,825

20	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® 0-5 Year High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas (continued)
QEP Resources Inc. 5.25%, 05/01/23 (Call 02/01/23)	$4,295	$4,104,026
5.38%, 10/01/22 (Call 07/01/22)	3,395	3,324,550
6.88%, 03/01/21	2,464	2,562,560
Range Resources Corp. 5.00%, 08/15/22 (Call 05/15/22)(b)	3,850	3,765,283
5.00%, 03/15/23 (Call 12/15/22)(b)	4,941	4,780,417
5.75%, 06/01/21 (Call 03/01/21)	2,709	2,737,321
Resolute Energy Corp., 8.50%, 05/01/20 (Call 12/10/18)(b)	4,182	4,170,290
Rowan Companies Inc., 4.88%, 06/01/22 (Call 03/01/22)	4,296	4,113,420
Sable Permian Resources Land LLC/AEPB Finance Corp. 7.13%, 11/01/20 (Call 12/03/18)(a)(b)	3,794	2,295,370
7.38%, 11/01/21 (Call 12/03/18)(a)(b)	1,862	1,099,930
13.00%, 11/30/20 (Call 12/03/18)(a)	3,419	3,636,961
Sanchez Energy Corp. 7.25%, 02/15/23 (Call 02/15/20)(a)(b)	3,286	3,006,690
7.75%, 06/15/21 (Call 12/03/18)(b)	2,948	1,486,898
Seven Generations Energy Ltd. 6.75%, 05/01/23 (Call 12/03/18)(a)(b)	2,664	2,739,258
6.88%, 06/30/23 (Call 12/03/18)(a)(b)	2,800	2,865,656
SM Energy Co., 6.13%, 11/15/22 (Call 12/03/18)	3,419	3,461,737
Southwestern Energy Co., 4.10%, 03/15/22 (Call 12/15/21)(b)	6,099	5,986,855
Sunoco LP/Sunoco Finance Corp., 4.88%, 01/15/23 (Call 01/15/20)(a)	6,430	6,194,721
Teine Energy Ltd., 6.88%, 09/30/22 (Call 12/03/18)(a)(b)	2,258	2,239,936
Transocean Inc. 5.80%, 10/15/22 (Call 07/15/22)(b)	3,106	3,003,502
9.00%, 07/15/23 (Call 07/15/20)(a)	8,066	8,469,300
Unit Corp., 6.63%, 05/15/21 (Call 12/03/18)	4,242	4,192,621
Vine Oil & Gas LP/Vine Oil & Gas Finance Corp. 8.75%, 04/15/23 (Call 10/15/20)(a)(b)	3,358	3,111,489
9.75%, 04/15/23 (Call 10/15/20)(a)	2,275	2,154,615
W&T Offshore Inc., 9.75%, 11/01/23 (Call 11/01/20)(a)	3,515	3,401,465
Whiting Petroleum Corp. 5.75%, 03/15/21 (Call 12/15/20)(b)	6,292	6,347,055
6.25%, 04/01/23 (Call 01/01/23)(b)	2,770	2,786,247
WPX Energy Inc. 6.00%, 01/15/22 (Call 10/15/21)	4,296	4,387,778
8.25%, 08/01/23 (Call 06/01/23)	2,830	3,169,117

		312,542,608
Oil & Gas Services — 1.4%
Archrock Partners LP/Archrock Partners Finance Corp. 6.00%, 04/01/21 (Call 12/03/18)	2,046	2,027,884
6.00%, 10/01/22 (Call 12/03/18)	1,964	1,942,954
Bristow Group Inc. 6.25%, 10/15/22 (Call 12/03/18)(b)	2,624	1,928,640
8.75%, 03/01/23 (Call 03/01/20)(a)(b)	2,420	2,295,975
Forum Energy Technologies Inc., 6.25%, 10/01/21 (Call 12/03/18)(b)	3,141	3,081,937
FTS International Inc., 6.25%, 05/01/22 (Call 12/03/18)	2,773	2,641,282
KCA Deutag UK Finance PLC 7.25%, 05/15/21 (Call 12/03/18)(a)	1,896	1,753,800
9.63%, 04/01/23 (Call 04/01/20)(a)	2,695	2,532,559
9.88%, 04/01/22 (Call 04/01/20)(a)(b)	3,332	3,215,380
Nine Energy Service Inc., 8.75%, 11/01/23 (Call 11/01/20)(a)	990	1,006,088
PHI Inc., 5.25%, 03/15/19 (Call 12/10/18)(b)	2,836	2,486,227
SESI LLC, 7.13%, 12/15/21 (Call 12/03/18)	5,485	5,436,046

Security	Par (000)	Value

Oil & Gas Services (continued)
Weatherford International Ltd. 4.50%, 04/15/22 (Call 01/15/22)(b)	$4,225	$3,137,943
5.13%, 09/15/20	2,728	2,393,820
7.75%, 06/15/21 (Call 05/15/21)(b)	4,764	3,960,075
8.25%, 06/15/23 (Call 03/15/23)(b)	5,075	3,882,375

		43,722,985
Packaging & Containers — 2.7%
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc. 4.25%, 09/15/22 (Call 03/15/19)(a)(b)	4,707	4,552,454
4.63%, 05/15/23 (Call 05/15/19)(a)	6,263	6,106,425
Ball Corp. 4.38%, 12/15/20(b)	5,929	5,936,411
5.00%, 03/15/22	5,290	5,369,350
Berry Global Inc. 5.13%, 07/15/23 (Call 12/03/18)(b)	4,615	4,586,600
5.50%, 05/15/22 (Call 12/03/18)	3,417	3,421,271
6.00%, 10/15/22 (Call 12/03/18)	2,566	2,615,494
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50%, 01/15/23	7,080	6,932,137
Graphic Packaging International LLC, 4.75%, 04/15/21 (Call 01/15/21)	3,108	3,106,463
Owens-Brockway Glass Container Inc. 5.00%, 01/15/22(a)(b)	3,662	3,624,922
5.88%, 08/15/23(a)	704	701,360
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 5.13%, 07/15/23 (Call 07/15/19)(a)(b)	10,588	10,363,005
5.75%, 10/15/20 (Call 12/03/18)	17,751	17,751,146
6.88%, 02/15/21 (Call 12/03/18)(b)	441	444,102
Sealed Air Corp. 4.88%, 12/01/22 (Call 09/01/22)(a)	2,640	2,609,310
5.25%, 04/01/23 (Call 01/01/23)(a)(b)	2,977	2,950,951
6.50%, 12/01/20 (Call 09/01/20)(a)(b)	2,562	2,650,069

		83,721,470
Pharmaceuticals — 3.3%
Bausch Health Companies Inc. 5.50%, 03/01/23 (Call 12/03/18)(a)	6,676	6,303,455
5.63%, 12/01/21 (Call 12/03/18)(a)	6,166	6,063,082
5.88%, 05/15/23 (Call 12/03/18)(a)(b)	20,838	19,961,068
6.50%, 03/15/22 (Call 03/15/19)(a)	8,538	8,847,503
7.50%, 07/15/21 (Call 12/03/18)(a)	9,316	9,455,740
Elanco Animal Health Inc. 3.91%, 08/27/21(a)	3,350	3,345,856
4.27%, 08/28/23 (Call 07/28/23)(a)(b)	5,390	5,362,507
Endo Dac/Endo Finance LLC/Endo Finco Inc., 6.00%, 07/15/23 (Call 12/03/18)(a)	10,325	8,872,550
Endo Finance LLC, 5.75%, 01/15/22 (Call 12/03/18)(a)(b)	4,517	4,099,178
Endo Finance LLC/Endo Finco Inc. 5.38%, 01/15/23 (Call 12/03/18)(a)(b)	5,186	4,427,548
7.25%, 01/15/22 (Call 12/03/18)(a)(b)	2,660	2,520,350
Horizon Pharma Inc., 6.63%, 05/01/23 (Call 12/03/18)	2,854	2,861,729
Teva Pharmaceutical Finance Netherlands III BV 2.20%, 07/21/21	8,250	7,690,012
2.80%, 07/21/23	15,800	13,963,250

		103,773,828
Pipelines — 2.8%
American Midstream Partners LP/American Midstream Finance Corp., 9.50%, 12/15/21 (Call 12/15/18)(a)(b)	2,989	2,929,220

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) October 31, 2018	iShares® 0-5 Year High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pipelines (continued)
Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.13%, 11/15/22 (Call 12/03/18)(a)	$5,920	$6,031,211
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 6.25%, 04/01/23 (Call 11/16/18)(b)	4,832	4,899,303
DCP Midstream Operating LP 3.88%, 03/15/23 (Call 12/15/22)	3,437	3,304,532
4.75%, 09/30/21 (Call 06/30/21)(a)	3,338	3,342,655
4.95%, 04/01/22 (Call 01/01/22)	2,139	2,149,695
5.35%, 03/15/20(a)(b)	3,311	3,348,249
Energy Transfer LP 4.25%, 03/15/23 (Call 12/15/22)(b)	6,790	6,727,294
7.50%, 10/15/20	7,593	8,048,580
Genesis Energy LP/Genesis Energy Finance Corp. 6.00%, 05/15/23 (Call 12/03/18)	2,515	2,375,889
6.75%, 08/01/22 (Call 12/03/18)	5,051	5,064,060
Martin Midstream Partners LP/Martin Midstream Finance Corp., 7.25%, 02/15/21 (Call 12/03/18)(b)	2,824	2,785,836
Midcontinent Express Pipeline LLC, 6.70%, 09/15/19(a)	2,515	2,568,444
NGPL PipeCo LLC, 4.38%, 08/15/22 (Call 05/15/22)(a)	4,887	4,825,912
NuStar Logistics LP, 4.80%, 09/01/20	3,397	3,388,508
PBF Logistics LP/PBF Logistics Finance Corp., 6.88%, 05/15/23 (Call 12/03/18)(b)	3,729	3,794,258
Rockies Express Pipeline LLC 5.63%, 04/15/20(a)	4,635	4,735,579
6.00%, 01/15/19(a)(b)	3,323	3,333,384
SemGroup Corp./Rose Rock Finance Corp., 5.63%, 07/15/22 (Call 11/16/18)(b)	2,874	2,766,584
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 4.13%, 11/15/19 (Call 12/03/18)	5,251	5,247,849
5.25%, 05/01/23 (Call 12/03/18)	3,588	3,573,322
Williams Companies Inc. (The), 3.70%, 01/15/23 (Call 10/15/22)	1,514	1,485,796

		86,726,160
Real Estate — 0.3%
Realogy Group LLC/Realogy Co-Issuer Corp. 4.50%, 04/15/19(a)	2,870	2,867,130
4.88%, 06/01/23 (Call 03/01/23)(a)(b)	3,449	3,131,692
5.25%, 12/01/21 (Call 12/03/18)(a)(b)	3,312	3,254,040

		9,252,862
Real Estate Investment Trusts — 1.8%
Equinix Inc. 5.38%, 01/01/22 (Call 12/03/18)	4,784	4,870,508
5.38%, 04/01/23 (Call 12/03/18)(b)	7,173	7,289,561
GLP Capital LP/GLP Financing II Inc., 4.38%, 04/15/21	2,305	2,303,479
Iron Mountain Inc. 4.38%, 06/01/21 (Call 11/13/18)(a)	3,447	3,422,584
6.00%, 08/15/23 (Call 11/13/18)	1,237	1,266,379
iStar Inc. 4.63%, 09/15/20 (Call 06/15/20)(b)	2,510	2,487,175
5.00%, 07/01/19 (Call 12/10/18)(b)	2,984	2,980,601
5.25%, 09/15/22 (Call 09/15/19)(b)	2,838	2,740,000
6.00%, 04/01/22 (Call 04/01/19)	2,169	2,165,514
RHP Hotel Properties LP/RHP Finance Corp. 5.00%, 04/15/21 (Call 12/03/18)(b)	2,000	1,997,500
5.00%, 04/15/23 (Call 12/03/18)(b)	2,559	2,532,699
SBA Communications Corp. 4.00%, 10/01/22 (Call 10/01/19)	4,999	4,805,289
4.88%, 07/15/22 (Call 12/03/18)	5,029	4,997,569

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
Starwood Property Trust Inc. 3.63%, 02/01/21 (Call 11/01/20)(a)(b)	$3,524	$3,420,923
5.00%, 12/15/21 (Call 09/15/21)	4,346	4,324,262
Uniti Group LP/Uniti Group Finance Inc./CSL Capital LLC, 6.00%, 04/15/23 (Call 12/03/18)(a)(b)	3,836	3,682,560

		55,286,603
Retail — 3.3%
1011778 BC ULC/New Red Finance Inc., 4.63%, 01/15/22 (Call 12/03/18)(a)	8,373	8,290,317
Carvana Co., 8.88%, 10/01/23 (Call 10/01/20)(a)	2,220	2,097,900
DriveTime Automotive Group Inc./Bridgecrest Acceptance Corp., 8.00%, 06/01/21 (Call 12/03/18)(a)(b)	2,988	3,062,700
Ferrellgas LP/Ferrellgas Finance Corp. 6.50%, 05/01/21 (Call 12/03/18)(b)	3,110	2,777,896
6.75%, 01/15/22 (Call 12/03/18)(b)	2,998	2,601,515
6.75%, 06/15/23 (Call 06/15/19)(b)	3,550	3,079,625
GameStop Corp. 5.50%, 10/01/19 (Call 12/10/18)(a)	1,899	1,896,809
6.75%, 03/15/21 (Call 12/03/18)(a)(b)	3,623	3,650,173
Group 1 Automotive Inc., 5.00%, 06/01/22 (Call 12/03/18)(b)	3,928	3,818,752
Guitar Center Escrow Issuer Inc., 9.50%, 10/15/21 (Call 03/15/19)(a)(b)	4,301	4,189,891
Hot Topic Inc., 9.25%, 06/15/21 (Call 12/03/18)(a)	2,569	2,537,456
JC Penney Corp. Inc., 5.88%, 07/01/23 (Call 07/01/19)(a)(b)	3,300	2,836,096
KGA Escrow LLC, 7.50%, 08/15/23 (Call 08/15/20)(a)(b)	1,850	1,900,875
L Brands Inc. 5.63%, 02/15/22(b)	6,546	6,626,188
6.63%, 04/01/21 .	5,662	5,891,885
Michaels Stores Inc., 5.88%, 12/15/20 (Call 12/03/18)(a)	3,574	3,569,126
Neiman Marcus Group Ltd. LLC, 8.00%, 10/15/21 (Call 12/03/18)(a)	5,885	3,560,425
Party City Holdings Inc., 6.13%, 08/15/23 (Call 12/03/18)(a)(b)	2,500	2,497,396
Penske Automotive Group Inc., 5.75%, 10/01/22 (Call 12/03/18)(b)	3,974	4,026,159
PetSmart Inc., 7.13%, 03/15/23 (Call 12/03/18)(a)(b)	12,401	8,587,692
QVC Inc. 3.13%, 04/01/19(b)	2,243	2,237,713
4.38%, 03/15/23(b)	4,879	4,790,870
5.13%, 07/02/22(b)	3,208	3,246,618
Reliance Intermediate Holdings LP, 6.50%, 04/01/23 (Call 12/03/18)(a)(b)	2,775	2,869,234
Rite Aid Corp., 6.13%, 04/01/23 (Call 12/03/18)(a)(b)	11,057	9,405,361
Yum! Brands Inc. 3.75%, 11/01/21 (Call 08/01/21)	2,072	2,024,474
3.88%, 11/01/20 (Call 08/01/20)	2,492	2,471,215

		104,544,361
Semiconductors — 1.1%
Amkor Technology Inc., 6.38%, 10/01/22 (Call 12/03/18)	3,809	3,826,397
NXP BV/NXP Funding LLC 3.88%, 09/01/22(a)	6,362	6,139,330
4.13%, 06/15/20(a)(b)	3,855	3,840,126
4.13%, 06/01/21(a)	8,525	8,450,406
4.63%, 06/15/22(a)	2,858	2,836,565
4.63%, 06/01/23(a)	5,655	5,605,519

22	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® 0-5 Year High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Semiconductors (continued)
STATS ChipPAC Pte Ltd., 8.50%, 11/24/20 (Call 12/03/18)(a)	$2,561	$2,634,951

		33,333,294
Software — 1.8%
Blackboard Inc., 9.75%, 10/15/21 (Call 12/03/18)(a)(b)	1,994	1,463,098
First Data Corp., 5.38%, 08/15/23 (Call 11/13/18)(a)(b)	8,182	8,253,592
Infor U.S. Inc. 5.75%, 08/15/20 (Call 11/16/18)(a)	3,454	3,482,783
6.50%, 05/15/22 (Call 11/16/18)	10,805	10,808,377
Informatica LLC, 7.13%, 07/15/23 (Call 11/16/18)(a)(b)	4,585	4,678,121
IQVIA Inc., 4.88%, 05/15/23 (Call 12/03/18)(a)	5,496	5,454,780
Marble II Pte Ltd., 5.30%, 06/20/22 (Call 06/20/19)(a)(b)	3,000	2,902,465
Nuance Communications Inc., 5.38%, 08/15/20 (Call 12/10/18)(a)(b)	1,809	1,810,131
Open Text Corp., 5.63%, 01/15/23 (Call 12/03/18)(a)	5,393	5,411,007
Riverbed Technology Inc., 8.88%, 03/01/23 (Call 12/03/18)(a)(b)	3,442	3,158,035
TIBCO Software Inc., 11.38%, 12/01/21 (Call 12/03/18)(a)	6,586	6,981,160
Veritas U.S. Inc./Veritas Bermuda Ltd., 7.50%, 02/01/23 (Call 02/01/19)(a)	2,673	2,542,691

		56,946,240
Storage & Warehousing — 0.1%
Algeco Global Finance PLC, 8.00%, 02/15/23 (Call 02/15/20)(a)(b)	3,655	3,668,188

Telecommunications — 9.7%
Anixter Inc. 5.13%, 10/01/21	2,510	2,525,688
5.50%, 03/01/23(b)	2,158	2,170,948
5.63%, 05/01/19	2,351	2,377,874
CenturyLink Inc.
Series S, 6.45%, 06/15/21	7,825	7,997,802
Series T, 5.80%, 03/15/22	9,555	9,557,986
Series V, 5.63%, 04/01/20	6,897	6,978,074
CommScope Inc., 5.00%, 06/15/21 (Call 11/13/18)(a)(b)	4,597	4,577,463
Consolidated Communications Inc., 6.50%, 10/01/22 (Call 12/03/18)(b)	3,372	3,089,089
DKT Finance ApS, 9.38%, 06/17/23 (Call 06/17/20)(a)(b)	2,650	2,775,875
Frontier Communications Corp. 7.13%, 03/15/19	2,447	2,453,118
7.13%, 01/15/23	5,502	3,660,206
8.75%, 04/15/22	3,576	2,767,824
10.50%, 09/15/22 (Call 06/15/22)	14,050	11,714,187
Gogo Intermediate Holdings LLC/Gogo Finance Co. Inc., 12.50%, 07/01/22 (Call 07/01/19)(a)(b)	4,888	5,303,480
GTH Finance BV, 7.25%, 04/26/23 (Call 01/26/23)(a)(b)	4,190	4,336,650
HC2 Holdings Inc., 11.00%, 12/01/19 (Call 12/01/18)(a)(b)	3,780	3,756,375
Hughes Satellite Systems Corp. 6.50%, 06/15/19(b)	6,501	6,582,825
7.63%, 06/15/21	6,079	6,467,296
Inmarsat Finance PLC, 4.88%, 05/15/22 (Call 12/03/18)(a)(b)	6,561	6,407,910
Intelsat Connect Finance SA, 9.50%, 02/15/23 (Call 08/15/20)(a)	6,990	6,710,400
Intelsat Jackson Holdings SA 5.50%, 08/01/23 (Call 12/03/18)	11,600	10,394,889
7.50%, 04/01/21 (Call 11/01/18)	5,526	5,591,852
9.50%, 09/30/22(a)	3,171	3,674,091

Security	Par (000)	Value

Telecommunications (continued)
Intelsat Luxembourg SA 7.75%, 06/01/21 (Call 12/03/18)	$10,236	$9,673,020
8.13%, 06/01/23 (Call 12/17/18)	6,276	5,255,170
Iridium Communications Inc., 10.25%, 04/15/23 (Call 04/15/20)(a)	2,565	2,791,493
Level 3 Financing Inc. 5.13%, 05/01/23 (Call 12/03/18)(b)	4,535	4,515,159
5.38%, 08/15/22 (Call 12/03/18)	6,930	6,930,000
5.63%, 02/01/23 (Call 12/03/18)	4,233	4,239,949
6.13%, 01/15/21 (Call 12/03/18)	4,038	4,047,085
Level 3 Parent LLC, 5.75%, 12/01/22 (Call 12/03/18)	4,275	4,266,065
Nokia OYJ 3.38%, 06/12/22	3,437	3,278,039
5.38%, 05/15/19(b)	3,851	3,870,255
Plantronics Inc., 5.50%, 05/31/23 (Call 12/03/18)(a)(b)	3,433	3,357,474
Qwest Corp., 6.75%, 12/01/21	5,880	6,165,600
Sable International Finance Ltd., 6.88%, 08/01/22 (Call 12/03/18)(a)(b)	4,755	4,955,078
Sprint Communications Inc. 6.00%, 11/15/22	14,778	14,935,016
7.00%, 03/01/20(a)(b)	5,901	6,114,911
7.00%, 08/15/20	8,956	9,269,460
9.00%, 11/15/18(a)	9,907	9,926,814
11.50%, 11/15/21	6,343	7,389,595
Sprint Corp. 7.25%, 09/15/21	14,386	15,051,352
7.88%, 09/15/23(b)	26,725	28,528,937
Telecom Italia Capital SA, 7.18%, 06/18/19	4,625	4,699,771
Telefonaktiebolaget LM Ericsson, 4.13%, 05/15/22(b)	6,799	6,669,129
T-Mobile USA Inc. 4.00%, 04/15/22 (Call 03/16/22)	3,934	3,882,366
6.00%, 03/01/23 (Call 11/13/18)	6,635	6,809,169
WTT Investment Ltd./Hong Kong 5.50%, 11/21/22 (Call 11/21/20)(a)	3,577	3,533,778

		302,026,587
Toys, Games & Hobbies — 0.1%
Mattel Inc., 2.35%, 08/15/21 (Call 07/15/21)	2,489	2,231,655

Transportation — 0.9%
Hornbeck Offshore Services Inc. 5.00%, 03/01/21 (Call 12/03/18)(b)	3,175	2,254,250
5.88%, 04/01/20 (Call 12/10/18)(b)	2,230	1,689,225
Kenan Advantage Group Inc. (The), 7.88%, 07/31/23 (Call 12/03/18)(a)(b)	3,050	3,051,067
Navios Maritime Holdings Inc./Navios Maritime Finance II U.S. Inc., 7.38%, 01/15/22 (Call 12/03/18)(a)	4,443	3,352,614
Neovia Logistics Services LLC/SPL Logistics Finance Corp., 8.88%, 08/01/20 (Call 12/10/18)(a)(b)	2,671	2,387,206
Watco Companies LLC/Watco Finance Corp., 6.38%, 04/01/23 (Call 12/03/18)(a)(b)	2,993	3,030,413
XPO Logistics Inc. 6.13%, 09/01/23 (Call 09/01/19)(a)(b)	3,425	3,514,050
6.50%, 06/15/22 (Call 12/03/18)(a)	8,129	8,322,064

		27,600,889
Trucking & Leasing — 1.0%
Avolon Holdings Funding Ltd. 5.13%, 10/01/23 (Call 09/01/23)(a)	6,400	6,280,000
5.50%, 01/15/23 (Call 12/15/22)(a)(b)	3,048	3,027,680
Fortress Transportation & Infrastructure Investors LLC, 6.75%, 03/15/22 (Call 03/15/20)(a)(b)	4,060	4,159,808

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) October 31, 2018	iShares® 0-5 Year High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par/ Shares (000)	Value

Trucking & Leasing (continued)
Park Aerospace Holdings Ltd. 4.50%, 03/15/23 (Call 02/15/23)(a)	$6,426	$6,112,733
5.25%, 08/15/22(a)(b)	10,529	10,450,032

		30,030,253

Total Corporate Bonds & Notes — 97.8% (Cost: $3,124,501,217)		3,056,640,959

Warrants

Advertising — 0.0%
Affinion Group Inc. (Expires 11/20/22)(d)(e)	9	—

Total Warrants — 0.0% (Cost $0)		—

Short-Term Investments

Money Market Funds — 20.3%
BlackRock Cash Funds: Institutional, SLAgency Shares, 2.36%(g)(h)(i)	589,102	589,219,751
BlackRock Cash Funds: Treasury, SLAgency Shares, 2.11%(g)(h)	45,367	45,366,505

		634,586,256

Total Short-Term Investments — 20.3% (Cost: $634,508,614)		634,586,256

Total Investments in Securities — 118.1% (Cost: $3,759,009,831)		3,691,227,215

Other Assets, Less Liabilities — (18.1)%		(564,427,287)

Net Assets — 100.0%		$3,126,799,928

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	All or a portion of this security is on loan.
(c)	Issuer is in default of interest payments.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Non-income producing security.
(f)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(g)	Affiliate of the Fund.
(h)	Annualized 7-day yield as of period-end.
(i)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 10/31/17 (000)	Net Activity (000)	Shares Held at 10/31/18 (000)	Value at 10/31/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Cash Funds: Institutional, SLAgency Shares	538,024	51,078	589,102	$589,219,751	$4,149,568	(b)	$(42,700)	$52,610
BlackRock Cash Funds: Treasury, SLAgency Shares .	102,644	(57,277)	45,367	45,366,505	1,160,394		—	—

				$634,586,256	$5,309,962		$(42,700)	$52,610

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

24	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® 0-5 Year High Yield Corporate Bond ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3		Total

Investments
Assets
Corporate Bonds & Notes	$—	$3,056,640,959	$0	(a)	$3,056,640,959
Warrants	—	—	0	(a)	0	(a)
Money Market Funds	634,586,256	—	—		634,586,256

	$634,586,256	$3,056,640,959	$0	(a)	$3,691,227,215

(a)	Rounds to less than $1.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments October 31, 2018	iShares® Broad USD High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Advertising — 0.4%
Acosta Inc., 7.75%, 10/01/22 (Call 12/03/18)(a)(b)	$250	$82,500
Affinion Group Inc. (14.00% PIK), 12.50%, 11/10/22 (Call 05/10/20)(a)(b)(c)	107	94,695
Lamar Media Corp. 5.00%, 05/01/23 (Call 12/03/18)	53	52,900
5.38%, 01/15/24 (Call 01/15/19)	100	100,125
5.75%, 02/01/26 (Call 02/01/21)(b)	70	70,350
MDC Partners Inc., 6.50%, 05/01/24 (Call 05/01/19)(a)(b)	175	143,500
Outfront Media Capital LLC/Outfront Media Capital Corp. 5.25%, 02/15/22 (Call 12/03/18)	165	166,188
5.63%, 02/15/24 (Call 02/15/19)	125	125,206
5.88%, 03/15/25 (Call 09/15/19)(b)	97	97,364

		932,828

Aerospace & Defense — 1.9%
Arconic Inc. 5.13%, 10/01/24 (Call 07/01/24)	225	222,907
5.40%, 04/15/21 (Call 01/15/21)	250	252,500
5.87%, 02/23/22	100	101,450
5.90%, 02/01/27(b)	250	248,125
5.95%, 02/01/37	125	120,588
6.15%, 08/15/20	150	154,313
BBA U.S. Holdings Inc., 5.38%, 05/01/26 (Call 05/01/21)(a)	100	98,875
Bombardier Inc. 5.75%, 03/15/22(a)	225	222,469
6.00%, 10/15/22 (Call 12/03/18)(a)	290	284,562
6.13%, 01/15/23(a)	225	222,187
7.50%, 12/01/24 (Call 12/01/20)(a)	200	203,250
7.50%, 03/15/25 (Call 03/15/20)(a)	350	349,895
7.75%, 03/15/20(a)	200	207,500
8.75%, 12/01/21(a)	300	322,500
KLX Inc., 5.88%, 12/01/22 (Call 12/01/18)(a)	200	206,000
Kratos Defense & Security Solutions Inc., 6.50%, 11/30/25 (Call 11/30/20)(a)	25	25,825
Leonardo U.S. Holdings Inc., 6.25%, 01/15/40(a)	100	98,500
TransDigm Inc. 5.50%, 10/15/20 (Call 12/03/18)	50	50,000
6.00%, 07/15/22 (Call 12/03/18)	283	284,415
6.38%, 06/15/26 (Call 06/15/21)	225	220,500
6.50%, 07/15/24 (Call 07/15/19)	225	227,439
6.50%, 05/15/25 (Call 05/15/20)	200	199,250
TransDigm UK Holdings PLC, 6.88%, 05/15/26 (Call 05/15/21)(a)	200	199,500
Triumph Group Inc. 4.88%, 04/01/21 (Call 12/03/18)	150	141,285
7.75%, 08/15/25 (Call 08/15/20)(b)	150	141,000

		4,804,835

Agriculture — 0.2%
Pyxus International Inc. 8.50%, 04/15/21 (Call 12/03/18)(a)	50	51,375
9.88%, 07/15/21 (Call 12/03/18)(b)	125	119,688
Vector Group Ltd. 6.13%, 02/01/25 (Call 02/01/20)(a)	275	250,250
10.50%, 11/01/26 (Call 11/01/21)(a)	75	74,906

		496,219

Airlines — 0.3%
Air Canada, 7.75%, 04/15/21(a)	70	74,893

Security	Par (000)	Value

Airlines (continued)
American Airlines Group Inc. 4.63%, 03/01/20(a)	$100	$100,000
5.50%, 10/01/19(a)	245	247,683
United Continental Holdings Inc. 4.25%, 10/01/22	150	147,187
5.00%, 02/01/24	50	48,938
Virgin Australia Holdings Ltd., 7.88%, 10/15/21(a)	125	123,437

		742,138

Apparel — 0.2%
Hanesbrands Inc. 4.63%, 05/15/24 (Call 02/15/24)(a)	175	167,562
4.88%, 05/15/26 (Call 02/15/26)(a)(b)	175	165,812
Levi Strauss & Co., 5.00%, 05/01/25 (Call 05/01/20)(b)	100	98,500
Under Armour Inc., 3.25%, 06/15/26 (Call 03/15/26)	150	131,523
Wolverine World Wide Inc., 5.00%, 09/01/26
(Call 09/01/21)(a)(b)	25	24,188

		587,585

Auto Manufacturers — 0.9%
Allison Transmission Inc. 4.75%, 10/01/27 (Call 10/01/22)(a)(b)	75	68,906
5.00%, 10/01/24 (Call 10/01/19)(a)(b)	225	218,390
Aston Martin Capital Holdings Ltd., 6.50%, 04/15/22 (Call 04/15/19)(a)	200	196,500
BCD Acquisition Inc., 9.63%, 09/15/23 (Call 09/15/19)(a)	125	131,875
Fiat Chrysler Automobiles NV 4.50%, 04/15/20	325	325,812
5.25%, 04/15/23	400	398,000
Jaguar Land Rover Automotive PLC 4.50%, 10/01/27 (Call 07/01/27)(a)(b)	200	158,750
5.63%, 02/01/23 (Call 12/03/18)(a)	150	142,875
JB Poindexter & Co. Inc., 7.13%, 04/15/26 (Call 04/15/21)(a)	75	77,250
Navistar International Corp., 6.63%, 11/01/25
(Call 11/01/20)(a)	205	209,100
Tesla Inc., 5.30%, 08/15/25 (Call 08/15/20)(a)	375	333,281

		2,260,739

Auto Parts & Equiptment — 0.8%
Adient Global Holdings Ltd., 4.88%, 08/15/26
(Call 08/15/21)(a)	200	171,500
American Axle & Manufacturing Inc. 6.25%, 04/01/25 (Call 04/01/20)(b)	175	165,156
6.25%, 03/15/26 (Call 03/15/21)(b)	85	80,325
6.50%, 04/01/27 (Call 04/01/22)	125	118,906
Cooper-Standard Automotive Inc., 5.63%, 11/15/26
(Call 11/15/21)(a)	75	70,875
Dana Financing Luxembourg Sarl 5.75%, 04/15/25 (Call 04/15/20)(a)(b)	75	72,000
6.50%, 06/01/26 (Call 06/01/21)(a)	100	99,000
Dana Inc., 5.50%, 12/15/24 (Call 12/15/19)(b)	100	96,350
Delphi Technologies PLC, 5.00%, 10/01/25(a)	175	157,938
Goodyear Tire & Rubber Co. (The) 4.88%, 03/15/27 (Call 12/15/26)(b)	100	89,000
5.00%, 05/31/26 (Call 05/31/21)(b)	300	273,000
5.13%, 11/15/23 (Call 12/03/18)	200	196,200
IHO Verwaltungs GmbH (4.88% PIK), 4.13%, 09/15/21 (Call 11/13/18)(a)(c)	125	121,250
IHO Verwaltungs GmbH (5.25% PIK), 4.50%, 09/15/23 (Call 09/15/19)(a)(c)	200	186,250
Tenneco Inc., 5.00%, 07/15/26 (Call 07/15/21)(b)	125	103,750

26	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® Broad USD High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Auto Parts & Equiptment (continued)
Titan International Inc., 6.50%, 11/30/23 (Call 11/30/19)	$90	$83,925

		2,085,425
Banks — 1.7%
Barclays Bank PLC, 6.28%, (Call 12/15/34)(d)(e)(f)	150	151,125
CIT Group Inc. 4.75%, 02/16/24 (Call 11/16/23)	150	147,750
5.00%, 08/15/22	125	125,469
5.00%, 08/01/23	150	150,375
5.25%, 03/07/25 (Call 12/07/24)	100	100,625
5.38%, 05/15/20(b)	200	205,380
6.13%, 03/09/28(b)	100	103,500
Deutsche Bank AG 4.30%, 05/24/28 (Call 05/24/23)(e)(f)	400	360,570
4.50%, 04/01/25	400	366,396
Deutsche Bank AG/New York NY, 4.88%, 12/01/32 (Call 12/01/27)(e)(f)	125	106,261
Dresdner Funding Trust I, 8.15%, 06/30/31 (Call 06/30/29)(a)	100	124,000
Freedom Mortgage Corp. 8.13%, 11/15/24 (Call 11/15/20)(a)	75	69,375
8.25%, 04/15/25 (Call 04/15/21)(a)(b)	265	245,125
Goldman Sachs Capital I, 6.35%, 02/15/34(b)	250	280,079
Intesa Sanpaolo SpA 5.02%, 06/26/24(a)	200	176,321
5.71%, 01/15/26(a)(b)	400	355,116
Lloyds Bank PLC, 12.00%, (Call 12/16/24)(a)(d)(e)(f)	350	420,153
Lloyds Banking Group PLC, 6.41%, (Call 10/01/35)(a)(d)(e)(f)	100	99,750
Popular Inc., 6.13%, 09/14/23 (Call 08/14/23)	50	50,590
Provident Funding Associates LP/PFG Finance Corp., 6.38%, 06/15/25 (Call 06/15/20)(a)	25	24,625
RBS Capital Trust II, 6.43%, (Call 01/03/34)(d)(e)(f)	150	179,437
Royal Bank of Scotland Group PLC, 7.65%, (Call 09/30/31)(d)(e)(f)	100	124,750
Standard Chartered PLC, 7.01%, (Call 07/30/37)(a)(d)(e)(f)	200	206,816
Synovus Financial Corp., 5.75%, 12/15/25 (Call 12/15/20)(e)(f)	25	25,562
UniCredit SpA, 5.86%, 06/19/32 (Call 06/19/27)(a)(e)(f)	200	171,110

		4,370,260

Beverages — 0.1%
Cott Holdings Inc., 5.50%, 04/01/25 (Call 04/01/20)(a)(b)	275	261,938

Biotechnology — 0.0%
Sotera Health Topco Inc. (8.88% PIK), 8.13%, 11/01/21 (Call 12/03/18)(a)(c)	125	122,813

Building Materials — 1.1%
American Woodmark Corp., 4.88%, 03/15/26 (Call 03/15/21)(a)	100	92,875
BMC East LLC, 5.50%, 10/01/24 (Call 10/01/19)(a)	50	46,875
Boise Cascade Co., 5.63%, 09/01/24 (Call 09/01/19)(a)	25	24,563
Builders FirstSource Inc., 5.63%, 09/01/24 (Call 09/01/19)(a)	175	163,187
CPG Merger Sub LLC, 8.00%, 10/01/21 (Call 12/03/18)(a)	100	100,000
Griffon Corp., 5.25%, 03/01/22 (Call 12/03/18)	200	187,500
James Hardie International Finance DAC, 4.75%, 01/15/25 (Call 01/15/21)(a)(b)	200	185,750
Jeld-Wen Inc. 4.63%, 12/15/25 (Call 12/15/20)(a)	50	44,813
4.88%, 12/15/27 (Call 12/15/22)(a)(b)	250	217,500
Masonite International Corp. 5.63%, 03/15/23 (Call 12/03/18)(a)	100	99,375
5.75%, 09/15/26 (Call 09/15/21)(a)	50	47,500

Security	Par (000)	Value

Building Materials (continued)
Northwest Hardwoods Inc., 7.50%, 08/01/21 (Call 12/03/18)(a)	$50	$43,000
Omnimax International Inc., 12.00%, 08/15/20 (Call 11/16/18)(a)(b)	25	25,875
PGT Escrow Issuer Inc., 6.75%, 08/01/26 (Call 08/01/21)(a)	75	77,250
Standard Industries Inc./NJ 4.75%, 01/15/28 (Call 01/15/23)(a)	160	143,000
5.00%, 02/15/27 (Call 02/15/22)(a)	175	159,688
5.38%, 11/15/24 (Call 11/15/19)(a)	350	336,000
5.50%, 02/15/23 (Call 02/15/19)(a)	50	49,000
6.00%, 10/15/25 (Call 10/15/20)(a)	200	196,750
Summit Materials LLC/Summit Materials Finance Corp. 5.13%, 06/01/25 (Call 06/01/20)(a)	100	89,500
6.13%, 07/15/23 (Call 11/16/18)	50	48,375
U.S. Concrete Inc., 6.38%, 06/01/24 (Call 06/01/19)(b)	125	116,406
USG Corp. 4.88%, 06/01/27 (Call 06/01/22)(a)	125	125,273
5.50%, 03/01/25 (Call 03/01/20)(a)	100	101,000

		2,721,055
Chemicals — 2.7%
Alpha 3 BV/Alpha U.S. Bidco Inc., 6.25%, 02/01/25 (Call 02/01/20)(a)	200	190,750
Ashland LLC 4.75%, 08/15/22 (Call 05/15/22)	240	238,200
6.88%, 05/15/43 (Call 02/15/43)	30	30,375
Axalta Coating Systems LLC, 4.88%, 08/15/24 (Call 08/15/19)(a)(b)	150	141,562
Blue Cube Spinco LLC 9.75%, 10/15/23 (Call 10/15/20)	150	166,875
10.00%, 10/15/25 (Call 10/15/20)(b)	125	141,562
CF Industries Inc. 3.45%, 06/01/23(b)	300	284,340
4.95%, 06/01/43(b)	150	126,750
5.15%, 03/15/34(b)	100	91,000
5.38%, 03/15/44	175	154,000
Chemours Co. (The) 5.38%, 05/15/27 (Call 02/15/27)(b)	100	93,000
6.63%, 05/15/23 (Call 12/03/18)	169	172,802
7.00%, 05/15/25 (Call 05/15/20)	125	128,750
Cornerstone Chemical Co., 6.75%, 08/15/24 (Call 08/15/20)(a)	25	24,281
CVR Partners LP/CVR Nitrogen Finance Corp., 9.25%, 06/15/23 (Call 06/15/19)(a)	125	131,719
GCP Applied Technologies Inc., 5.50%, 04/15/26 (Call 04/15/21)(a)	75	72,563
Hexion Inc. 6.63%, 04/15/20 (Call 12/03/18)	300	265,500
10.00%, 04/15/20 (Call 12/03/18)(b)	50	46,750
10.38%, 02/01/22 (Call 02/01/19)(a)	150	134,062
Hexion Inc./Hexion Nova Scotia Finance ULC, 9.00%, 11/15/20 (Call 12/03/18)(b)	100	60,000
Huntsman International LLC 4.88%, 11/15/20 (Call 08/15/20)	200	201,316
5.13%, 11/15/22 (Call 08/15/22)	100	100,875
INEOS Group Holdings SA, 5.63%, 08/01/24 (Call 08/01/19)(a)	125	119,375
Ingevity Corp., 4.50%, 02/01/26 (Call 02/01/21)(a)	100	93,250
INVISTA Finance LLC, 4.25%, 10/15/19(a)	200	200,420

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) October 31, 2018	iShares® Broad USD High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Chemicals (continued)
Kissner Holdings LP/Kissner Milling Co. Ltd./BSC
Holding Inc./Kissner USA, 8.38%, 12/01/22 (Call 06/01/19)(a)(b)	$57	$57,855
Kraton Polymers LLC/Kraton Polymers Capital Corp., 7.00%, 04/15/25 (Call 04/15/20)(a)(b)	125	117,187
NOVA Chemicals Corp. 4.88%, 06/01/24 (Call 03/03/24)(a)	200	183,750
5.00%, 05/01/25 (Call 01/31/25)(a)	150	137,250
5.25%, 08/01/23 (Call 12/03/18)(a)	200	193,000
5.25%, 06/01/27 (Call 03/03/27)(a)	190	171,475
Nufarm Australia Ltd./Nufarm Americas Inc., 5.75%, 04/30/26 (Call 04/30/21)(a)	120	112,050
OCI NV, 6.63%, 04/15/23 (Call 04/15/20)(a)	200	205,000
Olin Corp. 5.00%, 02/01/30 (Call 02/01/24)(b)	125	112,229
5.13%, 09/15/27 (Call 03/15/22)(b)	125	116,406
Perstorp Holding AB, 11.00%, 09/30/21 (Call 12/03/18)(a)	200	215,500
Platform Specialty Products Corp. 5.88%, 12/01/25 (Call 12/01/20)(a)(b)	175	166,250
6.50%, 02/01/22 (Call 12/03/18)(a)	200	202,750
PolyOne Corp., 5.25%, 03/15/23	75	75,000
PQ Corp., 5.75%, 12/15/25 (Call 12/15/20)(a)	50	48,188
Rain CII Carbon LLC/CII Carbon Corp., 7.25%, 04/01/25 (Call 04/01/20)(a)	150	151,125
Rayonier AM Products Inc., 5.50%, 06/01/24 (Call 06/01/19)(a)	100	93,500
SPCM SA, 4.88%, 09/15/25 (Call 09/15/20)(a)(b)	125	115,625
Starfruit Finco BV/Starfruit U.S. Holdco LLC, 8.00%, 10/01/26 (Call 10/01/21)(a)	150	145,500
TPC Group Inc., 8.75%, 12/15/20 (Call 12/03/18)(a)	150	147,000
Trinseo Materials Operating SCA/Trinseo Materials Finance Inc., 5.38%, 09/01/25 (Call 09/01/20)(a)	125	115,538
Tronox Finance PLC, 5.75%, 10/01/25 (Call 10/01/20)(a)(b)	100	87,625
Tronox Inc., 6.50%, 04/15/26 (Call 04/15/21)(a)(b)	150	136,875
Valvoline Inc. 4.38%, 08/15/25 (Call 08/15/20)	25	23,063
5.50%, 07/15/24 (Call 07/15/19)	50	49,688
WR Grace & Co.-Conn 5.13%, 10/01/21(a)	150	151,125
5.63%, 10/01/24(a)	50	50,875

		6,791,506
Coal — 0.2%
Alliance Resource Operating Partners LP/Alliance Resource Finance Corp., 7.50%, 05/01/25 (Call 05/01/20)(a)	25	25,938
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 12.00%, 11/01/21 (Call 11/16/18)(b)	75	63,412
CONSOL Energy Inc., 11.00%, 11/15/25 (Call 11/15/21)(a)	50	56,125
Foresight Energy LLC/Foresight Energy Finance Corp., 11.50%, 04/01/23 (Call 04/01/20)(a)	50	44,375
Peabody Energy Corp. 6.00%, 03/31/22 (Call 03/31/19)(a)	100	99,500
6.38%, 03/31/25 (Call 03/31/20)(a)(b)	150	150,000
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., 7.50%, 06/15/25 (Call 06/15/20)(a)(b)	100	101,750
Warrior Met Coal Inc., 8.00%, 11/01/24 (Call 11/01/20)(a)	50	51,375

		592,475
Commercial Services — 3.6%
ACE Cash Express Inc., 12.00%, 12/15/22 (Call 12/15/19)(a)	100	103,500

Security	Par (000)	Value

Commercial Services (continued)
ADT Security Corp. (The) 3.50%, 07/15/22	$165	$153,037
4.13%, 06/15/23(b)	150	139,125
4.88%, 07/15/32(a)(b)	150	118,125
6.25%, 10/15/21	264	271,920
Ahern Rentals Inc., 7.38%, 05/15/23 (Call 12/03/18)(a)(b)	125	115,625
APTIM Corp., 7.75%, 06/15/25 (Call 06/15/20)(a)(b)	100	82,500
APX Group Inc. 7.63%, 09/01/23 (Call 09/01/19)	50	44,500
7.88%, 12/01/22 (Call 12/03/18)	175	175,875
8.75%, 12/01/20 (Call 12/03/18)	200	195,000
Autopistas Metropolitanas de Puerto Rico LLC, 6.75%, 06/30/35(a)	24	20,292
Avis Budget Car Rental LLC/Avis Budget Finance Inc. 5.13%, 06/01/22 (Call 11/03/18)(a)(b)	100	102,563
5.25%, 03/15/25 (Call 03/15/20)(a)	125	111,250
5.50%, 04/01/23 (Call 12/03/18)(b)	90	87,525
6.38%, 04/01/24 (Call 04/01/19)(a)	50	47,750
Brink’s Co. (The), 4.63%, 10/15/27 (Call 10/15/22)(a)(b)	125	115,000
Cardtronics Inc., 5.13%, 08/01/22 (Call 12/03/18)(b)	100	96,000
Cardtronics Inc./Cardtronics USA Inc., 5.50%, 05/01/25 (Call 05/01/20)(a)	25	23,250
Carriage Services Inc., 6.63%, 06/01/26 (Call 06/01/21)(a)	75	75,188
Emeco Pty Ltd., 9.25%, 03/31/22 (Call 03/31/20)(a)	100	106,000
Flexi-Van Leasing Inc., 10.00%, 02/15/23 (Call 02/15/20)(a)	75	62,250
Garda World Security Corp., 8.75%, 05/15/25 (Call 05/15/20)(a)	160	150,400
Gartner Inc., 5.13%, 04/01/25 (Call 04/01/20)(a)	150	148,875
Graham Holdings Co., 5.75%, 06/01/26 (Call 06/01/21)(a)	50	50,375
Great Lakes Dredge & Dock Corp., 8.00%, 05/15/22 (Call 05/15/20)(b)	50	51,000
Herc Rentals Inc., 7.75%, 06/01/24 (Call 06/01/19)(a)	154	162,470
Hertz Corp. (The) 5.50%, 10/15/24 (Call 10/15/19)(a)(b)	175	134,313
5.88%, 10/15/20 (Call 12/03/18)	200	195,750
6.25%, 10/15/22 (Call 12/03/18)(b)	100	87,750
7.38%, 01/15/21 (Call 12/03/18)	165	161,700
7.63%, 06/01/22 (Call 06/01/19)(a)	164	157,104
Jaguar Holding Co. II/Pharmaceutical Product
Development LLC, 6.38%, 08/01/23 (Call 12/03/18)(a)	215	214,935
Jurassic Holdings III Inc., 6.88%, 02/15/21 (Call 12/03/18)(a)(b)	100	93,500
Laureate Education Inc., 8.25%, 05/01/25 (Call 05/01/20)(a)	125	133,438
LSC Communications Inc., 8.75%, 10/15/23 (Call 10/15/19)(a)(b)	100	107,250
Matthews International Corp., 5.25%, 12/01/25 (Call 12/01/20)(a)	50	46,875
Midas Intermediate Holdco II LLC/Midas Intermediate Holdco II Finance Inc., 7.88%, 10/01/22 (Call 11/16/18)(a)	75	66,188
Monitronics International Inc., 9.13%, 04/01/20 (Call 12/03/18)(b)	100	73,250
Nielsen Co. Luxembourg Sarl (The) 5.00%, 02/01/25 (Call 02/01/20)(a)(b)	90	87,497
5.50%, 10/01/21 (Call 12/03/18)(a)(b)	150	150,750
Nielsen Finance LLC/Nielsen Finance Co. 4.50%, 10/01/20 (Call 12/03/18)	50	49,875
5.00%, 04/15/22 (Call 12/03/18)(a)	525	511,219
Prime Security Services Borrower LLC/Prime Finance Inc., 9.25%, 05/15/23 (Call 05/15/19)(a)	500	528,350

28	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® Broad USD High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Commercial Services (continued)
Refinitiv U.S. Holdings Inc. 6.25%, 05/15/26 (Call 11/15/21)(a)	$270	$268,650
8.25%, 11/15/26 (Call 11/15/21)(a)	315	306,337
Rent-A-Center Inc./TX 4.75%, 05/01/21 (Call 12/03/18)	50	49,250
6.63%, 11/15/20 (Call 12/03/18)	25	24,688
Ritchie Bros. Auctioneers Inc., 5.38%, 01/15/25 (Call 01/15/20)(a)(b)	125	123,125
RR Donnelley & Sons Co. 6.00%, 04/01/24	20	19,200
6.50%, 11/15/23	75	71,925
7.88%, 03/15/21	31	32,163
Service Corp. International/U.S. 4.63%, 12/15/27 (Call 12/15/22)	125	117,188
5.38%, 01/15/22 (Call 12/03/18)	40	40,300
5.38%, 05/15/24 (Call 05/15/19)	190	192,137
ServiceMaster Co. LLC (The), 5.13%, 11/15/24 (Call 11/15/19)(a)	200	192,500
Sotheby’s, 4.88%, 12/15/25 (Call 12/15/20)(a)	75	69,281
Team Health Holdings Inc., 6.38%, 02/01/25 (Call 02/01/20)(a)(b)	175	150,937
United Rentals North America Inc. 4.63%, 07/15/23 (Call 12/03/18)	200	198,250
4.63%, 10/15/25 (Call 10/15/20)	125	115,781
4.88%, 01/15/28 (Call 01/15/23)	350	315,332
5.50%, 07/15/25 (Call 07/15/20)	150	146,156
5.50%, 05/15/27 (Call 05/15/22)	200	189,750
5.75%, 11/15/24 (Call 05/15/19)	145	145,362
5.88%, 09/15/26 (Call 09/15/21)(b)	200	196,000
6.50%, 12/15/26 (Call 12/15/21)	225	227,473
Verscend Escrow Corp., 9.75%, 08/15/26 (Call 08/15/21)(a)	230	230,575
Weight Watchers International Inc., 8.63%, 12/01/25 (Call 12/01/20)(a)	75	79,688

		9,111,187
Computers — 1.6%
Banff Merger Sub Inc., 9.75%, 09/01/26 (Call 09/01/21)(a)	295	283,200
Booz Allen Hamilton Inc., 5.13%, 05/01/25 (Call 05/01/20)(a)	25	24,406
Dell Inc. 5.88%, 06/15/19	200	202,000
6.50%, 04/15/38	150	141,000
Dell International LLC/EMC Corp. 5.88%, 06/15/21 (Call 11/16/18)(a)	300	304,131
7.13%, 06/15/24 (Call 06/15/19)(a)	400	423,326
Diebold Nixdorf Inc., 8.50%, 04/15/24 (Call 04/15/19)	125	77,500
EMC Corp. 2.65%, 06/01/20	375	364,832
3.38%, 06/01/23 (Call 03/01/23)	250	232,683
Everi Payments Inc., 7.50%, 12/15/25 (Call 12/15/20)(a)	75	74,625
Exela Intermediate LLC/Exela Finance Inc., 10.00%, 07/15/23 (Call 07/15/20)(a)	200	207,940
GCI LLC, 6.88%, 04/15/25 (Call 04/15/20)	125	128,984
Harland Clarke Holdings Corp. 8.38%, 08/15/22 (Call 02/15/19)(a)	150	135,375
9.25%, 03/01/21 (Call 12/03/18)(a)(b)	250	220,625
NCR Corp. 4.63%, 02/15/21 (Call 12/03/18)	250	246,250
5.00%, 07/15/22 (Call 12/03/18)(b)	175	168,000
6.38%, 12/15/23 (Call 12/15/18)(b)	100	99,750
Unisys Corp., 10.75%, 04/15/22 (Call 04/15/20)(a)	150	168,000
West Corp., 8.50%, 10/15/25 (Call 10/15/20)(a)	225	203,063

Security	Par (000)	Value

Computers (continued)
Western Digital Corp., 4.75%, 02/15/26 (Call 11/15/25)(b)	$460	$424,925

		4,130,615
Cosmetics & Personal Care — 0.3%
Avon International Operations Inc., 7.88%, 08/15/22 (Call 08/15/19)(a)	75	76,125
Avon Products Inc. 6.60%, 03/15/20	75	74,625
7.00%, 03/15/23	100	87,375
Coty Inc., 6.50%, 04/15/26 (Call 04/15/21)(a)	125	116,562
Edgewell Personal Care Co. 4.70%, 05/19/21(b)	50	49,750
4.70%, 05/24/22(b)	150	145,875
First Quality Finance Co. Inc. 4.63%, 05/15/21 (Call 12/03/18)(a)	75	73,687
5.00%, 07/01/25 (Call 07/01/20)(a)	125	115,000
High Ridge Brands Co., 8.88%, 03/15/25 (Call 03/15/20)(a)	6	2,640
Revlon Consumer Products Corp. 5.75%, 02/15/21 (Call 12/03/18)(b)	75	58,875
6.25%, 08/01/24 (Call 08/01/19)	25	14,188

		814,702
Distribution & Wholesale — 0.3%
American Builders & Contractors Supply Co. Inc., 5.88%, 05/15/26 (Call 05/15/21)(a)	200	194,000
Core & Main LP, 6.13%, 08/15/25 (Call 08/15/20)(a)	125	117,187
Global Partners LP/GLP Finance Corp. 6.25%, 07/15/22 (Call 12/03/18)	50	49,125
7.00%, 06/15/23 (Call 12/03/18)	50	49,813
H&E Equipment Services Inc., 5.63%, 09/01/25 (Call 09/01/20)(b)	125	119,062
HD Supply Inc., 5.38%, 10/15/26 (Call 10/15/21)(a)	165	157,781
KAR Auction Services Inc., 5.13%, 06/01/25 (Call 06/01/20)(a)	125	117,500
Performance Food Group Inc., 5.50%, 06/01/24 (Call 06/01/19)(a)	50	48,000
Univar USA Inc., 6.75%, 07/15/23 (Call 11/13/18)(a)(b)	25	25,688

		878,156
Diversified Financial Services — 4.2%
Abe Investment Holdings Inc./Getty Images Inc., 10.50%, 10/16/20 (Call 12/03/18)(a)	25	25,625
Ally Financial Inc. 3.75%, 11/18/19(b)	50	50,005
4.13%, 03/30/20	150	150,187
4.13%, 02/13/22	225	221,623
4.25%, 04/15/21	300	299,625
4.63%, 05/19/22	75	75,000
4.63%, 03/30/25(b)	75	73,313
5.13%, 09/30/24	150	152,437
5.75%, 11/20/25 (Call 10/21/25)(b)	200	204,500
8.00%, 03/15/20	200	210,500
8.00%, 11/01/31	525	631,000
ASP AMC Merger Sub Inc., 8.00%, 05/15/25 (Call 05/15/20)(a)	125	93,750
Blackstone CQP Holdco LP, 6.50%, 03/20/21 (Call 12/03/18)(a)	325	325,756
CNG Holdings Inc., 9.38%, 05/15/20 (Call 12/03/18)(a)	50	48,381
Cooke Omega Investments Inc./Alpha VesselCo Holdings Inc., 8.50%, 12/15/22 (Call 06/15/20)(a)(b)	25	24,625
Credit Acceptance Corp., 7.38%, 03/15/23 (Call 12/03/18)	25	25,813

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) October 31, 2018	iShares® Broad USD High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services (continued)
Curo Group Holdings Corp., 8.25%, 09/01/25 (Call 09/01/21)(a)	$150	$135,188
Enova International Inc. 8.50%, 09/01/24 (Call 09/01/20)(a)	100	94,000
8.50%, 09/15/25 (Call 09/15/21)(a)	50	47,375
goeasy Ltd., 7.88%, 11/01/22 (Call 11/01/19)(a)	175	180,250
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 5.88%, 02/01/22 (Call 12/03/18)	275	275,027
6.00%, 08/01/20 (Call 12/03/18)	350	353,062
6.25%, 02/01/22 (Call 02/01/19)	275	277,629
6.38%, 12/15/25 (Call 12/15/20)	150	149,062
6.75%, 02/01/24 (Call 02/01/20)	75	75,375
Intrepid Aviation Group Holdings LLC/Intrepid Finance Co., 8.50%, 08/15/21 (Call 08/15/19)(a)	90	90,450
Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.25%, 08/15/24 (Call 08/15/20)(a)	400	391,000
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. 5.25%, 03/15/22 (Call 09/15/21)(a)	175	174,125
5.25%, 10/01/25 (Call 10/01/20)(a)	100	92,500
Lincoln Finance Ltd., 7.38%, 04/15/21 (Call 11/13/18)(a)	200	203,000
Lions Gate Capital Holdings LLC, 5.88%, 11/01/24 (Call 11/01/19)(a)(b)	125	125,625
LPL Holdings Inc., 5.75%, 09/15/25 (Call 03/15/20)(a)	200	194,250
Nationstar Mortgage Holdings Inc. 8.13%, 07/15/23 (Call 07/15/20)(a)	190	193,325
9.13%, 07/15/26 (Call 07/15/21)(a)	140	142,100
Nationstar Mortgage LLC/Nationstar Capital Corp., 6.50%, 07/01/21 (Call 12/03/18)	165	164,913
Navient Corp. 5.00%, 10/26/20	175	175,962
5.50%, 01/25/23	175	171,845
5.63%, 08/01/33	150	121,977
5.88%, 03/25/21	125	126,250
5.88%, 10/25/24	100	94,250
6.13%, 03/25/24	175	170,187
6.50%, 06/15/22(b)	250	254,375
6.63%, 07/26/21	225	231,469
6.75%, 06/25/25(b)	50	48,750
6.75%, 06/15/26	110	105,050
7.25%, 01/25/22	175	182,000
7.25%, 09/25/23	125	129,375
8.00%, 03/25/20	220	229,625
NFP Corp., 6.88%, 07/15/25 (Call 07/15/20)(a)(b)	125	121,250
Ocwen Loan Servicing LLC, 8.38%, 11/15/22 (Call 12/03/18)(a)	75	74,625
Oxford Finance LLC/Oxford Finance Co-Issuer II Inc., 6.38%, 12/15/22 (Call 12/15/19)(a)	25	25,344
Quicken Loans Inc. 5.25%, 01/15/28 (Call 01/15/23)(a)	225	200,250
5.75%, 05/01/25 (Call 05/01/20)(a)(b)	250	240,937
Springleaf Finance Corp. 5.25%, 12/15/19	125	126,250
5.63%, 03/15/23	160	154,800
6.13%, 05/15/22	225	226,125
6.88%, 03/15/25	230	220,225
7.13%, 03/15/26	350	331,625
7.75%, 10/01/21(b)	100	105,625
8.25%, 12/15/20	225	240,750
8.25%, 10/01/23	50	53,625

Security	Par (000)	Value

Diversified Financial Services (continued)
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 6.75%, 06/01/25 (Call 06/01/20)(a)(b)	$150	$142,830
TMX Finance LLC/TitleMax Finance Corp., 11.13%, 04/01/23 (Call 04/01/20)(a)	90	84,488
Travelport Corporate Finance PLC, 6.00%, 03/15/26 (Call 03/15/21)(a)(b)	145	145,362
Vantiv LLC/Vanity Issuer Corp., 4.38%, 11/15/25 (Call 11/15/20)(a)	200	188,750
VFH Parent LLC/Orchestra Co-Issuer Inc., 6.75%, 06/15/22 (Call 06/15/19)(a)(b)	100	102,000
Werner FinCo LP/Werner FinCo Inc., 8.75%, 07/15/25 (Call 07/15/20)(a)	25	23,313

		10,819,685
Electric — 2.1%
AES Corp./VA 4.00%, 03/15/21	25	24,750
4.50%, 03/15/23 (Call 03/15/20)(b)	50	49,313
4.88%, 05/15/23 (Call 12/03/18)	150	148,500
5.13%, 09/01/27 (Call 09/01/22)(b)	100	98,750
5.50%, 04/15/25 (Call 04/15/20)	145	145,362
6.00%, 05/15/26 (Call 05/15/21)(b)	175	178,937
Calpine Corp. 5.25%, 06/01/26 (Call 06/01/21)(a)	225	206,719
5.38%, 01/15/23 (Call 12/03/18)	250	236,875
5.50%, 02/01/24 (Call 02/01/19)	140	127,050
5.75%, 01/15/25 (Call 10/15/19)(b)	350	312,742
5.88%, 01/15/24 (Call 12/03/18)(a)(b)	115	115,000
6.00%, 01/15/22 (Call 12/03/18)(a)	125	125,625
Clearway Energy Operating LLC 5.38%, 08/15/24 (Call 08/15/19)	250	247,344
5.75%, 10/15/25 (Call 10/15/21)(a)	50	49,250
DPL Inc., 7.25%, 10/15/21 (Call 07/15/21)	187	198,572
Drax Finco PLC, 6.63%, 11/01/25 (Call 05/01/21)(a)(b)	200	199,500
Emera Inc., Series 16-A, 6.75%, 06/15/76 (Call 06/15/26)(b)(e)(f)	200	208,000
InterGen NV, 7.00%, 06/30/23 (Call 12/03/18)(a)	200	196,500
NextEra Energy Operating Partners LP 4.25%, 09/15/24 (Call 07/15/24)(a)	100	95,000
4.50%, 09/15/27 (Call 06/15/27)(a)	125	115,313
NRG Energy Inc. 5.75%, 01/15/28 (Call 01/15/23)(b)	150	149,625
6.25%, 05/01/24 (Call 05/01/19)	200	204,176
6.63%, 01/15/27 (Call 07/15/21)	250	258,750
7.25%, 05/15/26 (Call 05/15/21)	150	159,375
SCANA Corp., 4.75%, 05/15/21 (Call 02/15/21)	50	50,271
Talen Energy Supply LLC 4.60%, 12/15/21 (Call 09/15/21)	125	117,187
6.50%, 06/01/25 (Call 06/01/20)	150	111,750
9.50%, 07/15/22 (Call 07/15/20)(a)	75	76,125
10.50%, 01/15/26 (Call 01/15/22)(a)	100	87,750
Terraform Global Operating LLC, 6.13%, 03/01/26 (Call 03/01/21)(a)	50	46,500
Vistra Energy Corp. 5.88%, 06/01/23 (Call 12/03/18)	75	76,125
7.38%, 11/01/22 (Call 12/03/18)	300	311,250
7.63%, 11/01/24 (Call 11/01/19)	195	206,212
Vistra Operations Co. LLC, 5.50%, 09/01/26 (Call 09/01/21)(a)	315	310,275

		5,244,473

30	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® Broad USD High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electrical Components & Equipment — 0.2%
Energizer Gamma Acquisition Inc., 6.38%, 07/15/26 (Call 07/15/21)(a)(b)	$90	$90,000
Energizer Holdings Inc., 5.50%, 06/15/25 (Call 06/15/20)(a)	150	145,875
EnerSys, 5.00%, 04/30/23 (Call 01/30/23)(a)	25	24,688
WESCO Distribution Inc. 5.38%, 12/15/21 (Call 12/03/18)(b)	36	35,955
5.38%, 06/15/24 (Call 06/15/19)	100	96,750

		393,268

Electronics — 0.2%
Ingram Micro Inc., 5.45%, 12/15/24 (Call 09/15/24)(b)	150	146,220
Itron Inc., 5.00%, 01/15/26 (Call 01/15/21)(a)(b)	50	46,563
Resideo Funding Inc., 6.13%, 11/01/26 (Call 11/01/21)(a)	100	100,523
Sensata Technologies BV 4.88%, 10/15/23(a)	125	121,719
5.00%, 10/01/25(a)	150	144,750
TTM Technologies Inc., 5.63%, 10/01/25 (Call 10/01/20)(a)	25	24,375

		584,150

Energy - Alternate Sources — 0.1%
Enviva Partners LP/Enviva Partners Finance Corp., 8.50%, 11/01/21 (Call 12/03/18)	25	25,688
TerraForm Power Operating LLC 4.25%, 01/31/23 (Call 10/31/22)(a)	100	94,750
5.00%, 01/31/28 (Call 07/31/27)(a)	280	250,250

		370,688

Engineering & Construction — 0.6%
AECOM 5.13%, 03/15/27 (Call 12/15/26)	150	139,500
5.88%, 10/15/24 (Call 07/15/24)	200	203,500
Brand Industrial Services Inc., 8.50%, 07/15/25 (Call 07/15/20)(a)(b)	200	197,000
Engility Corp., 8.88%, 09/01/24 (Call 09/01/19)(b)	100	108,125
frontdoor Inc., 6.75%, 08/15/26 (Call 08/15/21)(a)	85	86,700
New Enterprise Stone & Lime Co. Inc., 6.25%, 03/15/26 (Call 03/15/21)(a)	85	82,875
Pisces Midco Inc., 8.00%, 04/15/26 (Call 04/15/21)(a)	140	135,975
StandardAero Aviation Holdings Inc., 10.00%, 07/15/23 (Call 12/03/18)(a)(b)	100	107,662
TopBuild Corp., 5.63%, 05/01/26 (Call 05/01/21)(a)	150	142,875
Tutor Perini Corp., 6.88%, 05/01/25 (Call 05/01/20)(a)(b)	125	125,156
Weekley Homes LLC/Weekley Finance Corp., 6.63%, 08/15/25 (Call 08/15/20)	50	47,250
Zachry Holdings Inc., 7.50%, 02/01/20 (Call 12/03/18)(a)	49	48,694

		1,425,312

Entertainment — 1.9%
AMC Entertainment Holdings Inc. 5.75%, 06/15/25 (Call 06/15/20)(b)	125	115,625
5.88%, 02/15/22 (Call 12/03/18)	100	100,500
5.88%, 11/15/26 (Call 11/15/21)	125	114,687
6.13%, 05/15/27 (Call 05/15/22)	115	105,225
Boyne USA Inc., 7.25%, 05/01/25 (Call 05/01/21)(a)	75	78,188
Caesars Resort Collection LLC/CRC Finco Inc., 5.25%, 10/15/25 (Call 10/15/20)(a)(b)	350	325,719
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., 5.38%, 04/15/27 (Call 04/15/22)	150	143,250
Churchill Downs Inc., 4.75%, 01/15/28 (Call 01/15/23)(a)	150	136,500
Cinemark USA Inc. 4.88%, 06/01/23 (Call 12/03/18)	190	185,487
5.13%, 12/15/22 (Call 12/03/18)	50	50,125

Security	Par (000)	Value

Entertainment (continued)
Codere Finance 2 Luxembourg SA, 7.63%, 11/01/21 (Call 12/03/18)(a)	$200	$183,120
Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.50%, 02/15/23 (Call 02/15/20)(a)	50	50,875
Eldorado Resorts Inc. 6.00%, 04/01/25 (Call 04/01/20)	150	148,125
6.00%, 09/15/26 (Call 09/15/21)(a)(b)	135	132,219
7.00%, 08/01/23 (Call 12/03/18)(b)	100	105,000
Enterprise Development Authority (The), 12.00%, 07/15/24 (Call 07/15/21)(a)	100	95,250
International Game Technology PLC 6.25%, 02/15/22 (Call 08/15/21)(a)(b)	200	206,500
6.25%, 01/15/27 (Call 07/15/26)(a)	200	196,250
6.50%, 02/15/25 (Call 08/15/24)(a)	200	202,500
Jacobs Entertainment Inc., 7.88%, 02/01/24 (Call 02/01/20)(a)	25	26,344
LHMC Finco Sarl, 7.88%, 12/20/23 (Call 06/20/20)(a)	200	201,300
Live Nation Entertainment Inc. 4.88%, 11/01/24 (Call 11/01/19)(a)	125	119,687
5.63%, 03/15/26 (Call 03/15/21)(a)	30	29,925
Mohegan Gaming & Entertainment, 7.88%, 10/15/24 (Call 10/15/19)(a)(b)	125	121,250
National CineMedia LLC 5.75%, 08/15/26 (Call 08/15/21)	25	23,625
6.00%, 04/15/22 (Call 12/03/18)	100	101,000
Penn National Gaming Inc., 5.63%, 01/15/27 (Call 01/15/22)(a)(b)	100	93,000
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., 6.13%, 08/15/21 (Call 12/03/18)(a)	138	137,310
Scientific Games International Inc. 5.00%, 10/15/25 (Call 10/15/20)(a)	255	237,150
6.63%, 05/15/21 (Call 12/03/18)	100	96,750
10.00%, 12/01/22 (Call 12/03/18)	350	365,750
Six Flags Entertainment Corp. 4.88%, 07/31/24 (Call 07/31/19)(a)	175	165,375
5.50%, 04/15/27 (Call 04/15/22)(a)(b)	100	94,875
Stars Group Holdings BV/Stars Group US Co-Borrower LLC, 7.00%, 07/15/26 (Call 07/15/21)(a)	185	187,775
WMG Acquisition Corp. 4.88%, 11/01/24 (Call 11/01/19)(a)	50	48,750
5.00%, 08/01/23 (Call 08/01/19)(a)(b)	100	98,750
5.50%, 04/15/26 (Call 04/15/21)(a)	55	53,625

		4,877,386

Environmental Control — 0.4%
Advanced Disposal Services Inc., 5.63%, 11/15/24 (Call 11/15/19)(a)	100	97,500
Clean Harbors Inc., 5.13%, 06/01/21 (Call 12/03/18)	100	100,000
Covanta Holding Corp. 5.88%, 03/01/24 (Call 03/01/19)	150	149,625
5.88%, 07/01/25 (Call 07/01/20)	50	48,500
6.00%, 01/01/27 (Call 01/01/22)	125	120,625
6.38%, 10/01/22 (Call 11/03/18)	100	102,125
GFL Environmental Inc. 5.38%, 03/01/23 (Call 03/01/20)(a)	125	114,687
5.63%, 05/01/22 (Call 05/01/19)(a)(b)	100	95,000
Hulk Finance Corp., 7.00%, 06/01/26 (Call 06/01/21)(a)	100	92,500
Tervita Escrow Corp., 7.63%, 12/01/21 (Call 12/03/18)(a)	105	106,575
Waste Pro USA Inc., 5.50%, 02/15/26 (Call 02/15/21)(a)	105	99,488

		1,126,625

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) October 31, 2018	iShares® Broad USD High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Food — 1.9%
Albertsons Companies LLC/Safeway Inc./New Albertson’s LP/Albertson’s LLC 5.75%, 03/15/25 (Call 09/15/19)	$250	$220,000
6.63%, 06/15/24 (Call 06/15/19)	300	283,500
B&G Foods Inc. 4.63%, 06/01/21 (Call 12/03/18)	150	149,063
5.25%, 04/01/25 (Call 04/01/20)(b)	175	166,688
C&S Group Enterprises LLC, 5.38%, 07/15/22 (Call 12/03/18)(a)(b)	100	96,500
Chobani LLC/Chobani Finance Corp. Inc., 7.50%, 04/15/25 (Call 04/15/20)(a)(b)	125	106,875
Dean Foods Co., 6.50%, 03/15/23 (Call 12/03/18)(a)(b)	125	115,156
Dole Food Co. Inc., 7.25%, 06/15/25 (Call 06/15/20)(a)	75	72,000
FAGE International SA/FAGE USA Dairy Industry Inc., 5.63%, 08/15/26 (Call 08/15/21)(a)	200	183,000
Fresh Market Inc. (The), 9.75%, 05/01/23 (Call 05/01/19)(a)	150	109,500
Ingles Markets Inc., 5.75%, 06/15/23 (Call 12/03/18)	125	124,375
Lamb Weston Holdings Inc. 4.63%, 11/01/24 (Call 11/01/21)(a)	150	146,921
4.88%, 11/01/26 (Call 11/01/21)(a)	190	183,350
Matterhorn Merger Sub LLC/Matterhorn Finance Sub Inc., 8.50%, 06/01/26 (Call 06/01/21)(a)	50	46,000
New Albertsons LP 7.45%, 08/01/29	150	126,000
8.00%, 05/01/31	75	64,125
Pilgrim’s Pride Corp. 5.75%, 03/15/25 (Call 03/15/20)(a)	225	209,812
5.88%, 09/30/27 (Call 09/30/22)(a)	275	248,875
Post Holdings Inc. 5.00%, 08/15/26 (Call 08/15/21)(a)	325	299,812
5.50%, 03/01/25 (Call 03/01/20)(a)	200	193,500
5.63%, 01/15/28 (Call 12/01/22)(a)	150	141,045
5.75%, 03/01/27 (Call 03/01/22)(a)	425	405,875
Safeway Inc., 7.25%, 02/01/31(b)	125	123,438
Sigma Holdco BV, 7.88%, 05/15/26 (Call 05/15/21)(a)	200	184,000
Simmons Foods Inc. 5.75%, 11/01/24 (Call 11/01/20)(a)	150	110,250
7.75%, 01/15/24 (Call 01/15/21)(a)	125	126,250
SUPERVALU Inc. 6.75%, 06/01/21 (Call 11/21/18)	11	11,202
7.75%, 11/15/22 (Call 11/21/18)	100	104,060
Tesco PLC, 6.15%, 11/15/37(a)	200	210,759
TreeHouse Foods Inc., 6.00%, 02/15/24 (Call 02/15/19)(a)(b)	175	174,562
U.S. Foods Inc., 5.88%, 06/15/24 (Call 06/15/19)(a)	25	24,750

		4,761,243

Food Service — 0.2%
Aramark Services Inc. 4.75%, 06/01/26 (Call 06/01/21)	90	85,725
5.00%, 04/01/25 (Call 04/01/20)(a)(b)	125	123,125
5.00%, 02/01/28 (Call 02/01/23)(a)	250	237,188
5.13%, 01/15/24 (Call 01/15/19)	150	149,250

		595,288

Forest Products & Paper — 0.2%
Cascades Inc. 5.50%, 07/15/22 (Call 12/03/18)(a)	125	124,062
5.75%, 07/15/23 (Call 12/03/18)(a)	26	25,610
Clearwater Paper Corp., 4.50%, 02/01/23 (Call 12/03/18)	100	91,250
Mercer International Inc., 5.50%, 01/15/26 (Call 01/15/21)	75	72,728

Security	Par (000)	Value

Forest Products & Paper (continued)
Resolute Forest Products Inc., 5.88%, 05/15/23 (Call 12/03/18)	$125	$127,114
Schweitzer-Mauduit International Inc., 6.88%, 10/01/26 (Call 10/01/21)(a)	75	75,938
Stora Enso OYJ, 7.25%, 04/15/36(a)(b)	100	118,500

		635,202

Gas — 0.4%
AmeriGas Partners LP/AmeriGas Finance Corp. 5.50%, 05/20/25 (Call 02/20/25)	150	140,250
5.63%, 05/20/24 (Call 03/20/24)	130	124,800
5.75%, 05/20/27 (Call 02/20/27)	125	115,937
5.88%, 08/20/26 (Call 05/20/26)	150	141,750
LBC Tank Terminals Holding Netherlands BV, 6.88%, 05/15/23 (Call 12/03/18)(a)(b)	200	196,500
NGL Energy Partners LP/NGL Energy Finance Corp. 6.13%, 03/01/25 (Call 03/01/20)(b)	150	136,500
7.50%, 11/01/23 (Call 11/01/19)	20	19,625
Rockpoint Gas Storage Canada Ltd., 7.00%, 03/31/23 (Call 03/31/20)(a)	100	99,500
Superior Plus LP/Superior General Partner Inc., 7.00%, 07/15/26 (Call 07/15/21)(a)	90	89,775

		1,064,637

Hand & Machine Tools — 0.1%
Apex Tool Group LLC/BC Mountain Finance Inc., 9.00%, 02/15/23 (Call 02/15/19)(a)(b)	150	137,625

Health Care - Products — 1.2%
Avantor Inc. 6.00%, 10/01/24 (Call 10/01/20)(a)	325	324,187
9.00%, 10/01/25 (Call 10/01/20)(a)	375	378,142
DJO Finance LLC/DJO Finance Corp. 8.13%, 06/15/21 (Call 12/03/18)(a)	325	327,177
10.75%, 04/15/20 (Call 11/16/18)	50	49,125
Hill-Rom Holdings Inc. 5.00%, 02/15/25 (Call 02/15/20)(a)	100	96,500
5.75%, 09/01/23 (Call 12/03/18)(a)	25	25,281
Hologic Inc. 4.38%, 10/15/25 (Call 10/15/20)(a)	275	257,813
4.63%, 02/01/28 (Call 02/01/23)(a)	100	91,375
Immucor Inc., 11.13%, 02/15/22 (Call 12/03/18)(a)(b)	50	51,313
Kinetic Concepts Inc./KCI USA Inc. 7.88%, 02/15/21 (Call 11/16/18)(a)	150	153,375
12.50%, 11/01/21 (Call 05/01/19)(a)	175	189,000
Mallinckrodt International Finance SA, 4.75%, 04/15/23	150	123,000
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 4.88%, 04/15/20 (Call 12/03/18)(a)(b)	100	98,750
5.50%, 04/15/25 (Call 04/15/20)(a)(b)	150	120,750
5.63%, 10/15/23 (Call 12/03/18)(a)	150	128,625
5.75%, 08/01/22 (Call 12/03/18)(a)(b)	175	156,188
Ortho-Clinical Diagnostics Inc./Ortho-Clinical Diagnostics SA, 6.63%, 05/15/22 (Call 12/03/18)(a)	250	240,250
Sotera Health Holdings LLC, 6.50%, 05/15/23 (Call 12/03/18)(a)(b)	25	24,438
Teleflex Inc., 4.63%, 11/15/27 (Call 11/15/22)	150	139,875
Universal Hospital Services Inc., 7.63%, 08/15/20 (Call 12/03/18)	100	100,125

		3,075,289

32	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® Broad USD High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care - Services — 6.4%
Acadia Healthcare Co. Inc. 5.63%, 02/15/23 (Call 12/03/18)	$200	$200,250
6.50%, 03/01/24 (Call 03/01/19)	100	101,650
AHP Health Partners Inc., 9.75%, 07/15/26 (Call 07/15/21)(a)	100	101,750
Air Medical Group Holdings Inc., 6.38%, 05/15/23 (Call 12/03/18)(a)	75	67,406
Catalent Pharma Solutions Inc., 4.88%, 01/15/26 (Call 10/15/20)(a)	100	93,750
Centene Corp. 4.75%, 05/15/22 (Call 05/15/19)	200	200,250
4.75%, 01/15/25 (Call 01/15/20)	275	271,620
5.38%, 06/01/26 (Call 06/01/21)(a)	465	471,975
5.63%, 02/15/21 (Call 12/03/18)(b)	275	279,125
6.13%, 02/15/24 (Call 02/15/19)	165	172,425
Charles River Laboratories International Inc., 5.50%, 04/01/26 (Call 04/01/21)(a)(b)	100	99,750
CHS/Community Health Systems Inc. 5.13%, 08/01/21 (Call 12/03/18)(b)	190	180,025
6.25%, 03/31/23 (Call 03/31/20)	600	551,820
6.88%, 02/01/22 (Call 12/03/18)	575	290,662
8.13%, 06/30/24 (Call 06/30/21)(a)(b)	275	217,250
8.63%, 01/15/24 (Call 01/15/21)(a)	200	202,250
11.00%, 06/30/23 (Call 06/30/20)(a)(b)(g)	325	270,563
DaVita Inc. 5.00%, 05/01/25 (Call 05/01/20)	275	259,875
5.13%, 07/15/24 (Call 07/15/19)	400	382,000
5.75%, 08/15/22 (Call 12/03/18)	200	202,500
Eagle Holding Co. II LLC ( 8.38% PIK), 7.63%, 05/15/22 (Call 12/03/18)(a)(b)(c)	125	125,625
Encompass Health Corp. 5.75%, 11/01/24 (Call 12/03/18)	300	299,250
5.75%, 09/15/25 (Call 09/15/20)	50	49,500
Envision Healthcare Corp., 8.75%, 10/15/26 (Call 10/15/21)(a)	170	164,900
Hadrian Merger Sub Inc., 8.50%, 05/01/26 (Call 05/01/21)(a)	100	95,250
HCA Healthcare Inc., 6.25%, 02/15/21	420	436,275
HCA Inc. 4.50%, 02/15/27 (Call 08/15/26)	275	267,094
4.75%, 05/01/23(b)	250	252,500
5.00%, 03/15/24	400	404,750
5.25%, 04/15/25(b)	400	408,500
5.25%, 06/15/26 (Call 12/15/25)	375	381,562
5.38%, 02/01/25	500	503,125
5.38%, 09/01/26 (Call 03/01/26)	325	322,562
5.50%, 06/15/47 (Call 12/15/46)	275	270,600
5.63%, 09/01/28 (Call 03/01/28)	190	188,100
5.88%, 03/15/22(b)	290	303,412
5.88%, 05/01/23	225	233,719
5.88%, 02/15/26 (Call 08/15/25)	275	281,187
6.50%, 02/15/20(b)	600	619,500
7.50%, 02/15/22	300	325,500
LifePoint Health Inc. 5.38%, 05/01/24 (Call 05/01/19)	175	183,540
5.50%, 12/01/21 (Call 12/03/18)(b)	250	253,750
5.88%, 12/01/23 (Call 12/03/18)(b)	25	26,188
MEDNAX Inc., 5.25%, 12/01/23 (Call 12/03/18)(a)(b)	175	174,781
Molina Healthcare Inc. 4.88%, 06/15/25 (Call 06/15/20)(a)	50	47,750
5.38%, 11/15/22 (Call 08/15/22)	250	250,000

Security	Par (000)	Value

Health Care - Services (continued)
MPH Acquisition Holdings LLC, 7.13%, 06/01/24 (Call 06/01/19)(a)	$325	$330,141
One Call Corp., 10.00%, 10/01/24 (Call 07/01/19)(a)	100	80,000
Polaris Intermediate Corp. (9.25% PIK), 8.50%, 12/01/22 (Call 06/01/19)(a)(b)(c)	195	199,875
Quorum Health Corp., 11.63%, 04/15/23 (Call 04/15/19)(b)	75	73,875
RegionalCare Hospital Partners Holdings Inc., 8.25%, 05/01/23 (Call 05/01/19)(a)	275	290,469
Select Medical Corp., 6.38%, 06/01/21 (Call 12/03/18)	100	100,875
Surgery Center Holdings Inc. 6.75%, 07/01/25 (Call 07/01/20)(a)	109	102,460
8.88%, 04/15/21 (Call 12/03/18)(a)	25	25,688
Syneos Health Inc./inVentiv Health Inc./inVentiv Health Clinical Inc., 7.50%, 10/01/24 (Call 10/01/19)(a)(b)	100	105,250
Tenet Healthcare Corp. 4.38%, 10/01/21(b)	300	296,250
4.50%, 04/01/21	150	149,250
4.63%, 07/15/24 (Call 07/15/20)	425	409,636
4.75%, 06/01/20	40	40,100
5.13%, 05/01/25 (Call 05/01/20)	225	216,563
6.00%, 10/01/20(b)	360	368,658
6.75%, 06/15/23(b)	400	397,500
6.88%, 11/15/31	50	44,000
7.00%, 08/01/25 (Call 08/01/20)(b)	150	147,131
7.50%, 01/01/22 (Call 01/01/19)(a)	150	156,375
8.13%, 04/01/22	700	728,875
WellCare Health Plans Inc. 5.25%, 04/01/25 (Call 04/01/20)(b)	175	174,563
5.38%, 08/15/26 (Call 08/15/21)(a)	205	204,488
West Street Merger Sub Inc., 6.38%, 09/01/25 (Call 09/01/20)(a)(b	150	140,625

		16,268,463

Holding Companies - Diversified — 0.2%
Compass Group Diversified Holdings LLC, 8.00%, 05/01/26 (Call 05/01/21)(a)	75	76,500
FS Energy & Power Fund, 7.50%, 08/15/23 (Call 05/15/23)(a)	100	101,400
Spectrum Brands Holdings Inc., 7.75%, 01/15/22 (Call 12/03/18)	200	204,750
Stena AB, 7.00%, 02/01/24(a)(b)	125	118,000
Trident Merger Sub Inc., 6.63%, 11/01/25 (Call 11/01/20)(a)	25	23,375

		524,025

Home Builders — 2.1%
Ashton Woods USA LLC/Ashton Woods Finance Co. 6.75%, 08/01/25 (Call 08/01/20)(a)	75	69,563
6.88%, 02/15/21 (Call 12/03/18)(a)	50	50,000
Beazer Homes USA Inc. 5.88%, 10/15/27 (Call 10/15/22)(b)	100	80,750
6.75%, 03/15/25 (Call 03/15/20)	25	21,938
8.75%, 03/15/22 (Call 03/15/19)	125	125,937
Brookfield Residential Properties Inc., 6.38%, 05/15/25 (Call 05/15/20)(a)	75	70,594
Brookfield Residential Properties Inc./Brookfield Residential U.S. Corp., 6.13%, 07/01/22 (Call 12/03/18)(a)(b)	165	160,875
Century Communities Inc., 5.88%, 07/15/25 (Call 07/15/20)	67	60,635
K Hovnanian Enterprises Inc. 10.00%, 07/15/22 (Call 07/15/19)(a)	60	57,900
10.50%, 07/15/24 (Call 07/15/20)(a)	95	86,925

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) October 31, 2018	iShares® Broad USD High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Home Builders (continued)
KB Home 7.00%, 12/15/21 (Call 09/15/21)	$50	$51,875
7.50%, 09/15/22(b)	200	211,000
8.00%, 03/15/20(b)	50	52,313
Lennar Corp. 2.95%, 11/29/20 (Call 09/29/20)	100	97,250
4.13%, 01/15/22 (Call 10/15/21)	75	73,222
4.50%, 06/15/19 (Call 04/16/19)(b)	150	150,375
4.50%, 04/30/24 (Call 01/31/24)	150	142,170
4.75%, 04/01/21 (Call 02/01/21)	170	170,425
4.75%, 05/30/25 (Call 02/28/25)	100	95,250
4.75%, 11/29/27 (Call 05/29/27)(b)	175	163,625
4.88%, 12/15/23 (Call 09/15/23)(b)	120	117,150
5.00%, 06/15/27 (Call 12/15/26)	100	94,250
5.25%, 06/01/26 (Call 12/01/25)	75	71,630
5.38%, 10/01/22	200	202,000
5.88%, 11/15/24 (Call 05/15/24)	20	20,100
8.38%, 01/15/21(b)	100	107,750
LGI Homes Inc., 6.88%, 07/15/26 (Call 07/15/21)(a)	75	71,250
M/I Homes Inc. 5.63%, 08/01/25 (Call 08/01/20)	25	23,000
6.75%, 01/15/21 (Call 11/16/18)	30	30,075
Mattamy Group Corp. 6.50%, 10/01/25 (Call 10/01/20)(a)(b)	125	117,500
6.88%, 12/15/23 (Call 12/15/19)(a)	71	69,136
MDC Holdings Inc. 5.50%, 01/15/24 (Call 10/15/23)	225	219,375
6.00%, 01/15/43 (Call 10/15/42)	50	40,000
Meritage Homes Corp. 5.13%, 06/06/27 (Call 12/06/26)	75	66,000
6.00%, 06/01/25 (Call 03/01/25)	100	97,250
New Home Co. Inc. (The), 7.25%, 04/01/22 (Call 10/01/19)	75	74,250
PulteGroup Inc. 4.25%, 03/01/21 (Call 02/01/21)(b)	150	149,640
5.00%, 01/15/27 (Call 10/15/26)	150	138,750
5.50%, 03/01/26 (Call 12/01/25)	125	122,500
6.00%, 02/15/35	50	45,250
6.38%, 05/15/33(b)	150	139,125
Shea Homes LP/Shea Homes Funding Corp., 6.13%, 04/01/25 (Call 04/01/20)(a)	65	60,125
Taylor Morrison Communities Inc., 6.63%, 05/15/22 (Call 05/15/19)(b)	100	100,500
Taylor Morrison Communities Inc./Taylor Morrison Holdings II Inc. 5.25%, 04/15/21 (Call 12/03/18)(a)	25	24,906
5.63%, 03/01/24 (Call 12/01/23)(a)	50	48,625
5.88%, 04/15/23 (Call 01/15/23)(a)	100	98,750
Toll Brothers Finance Corp. 4.35%, 02/15/28 (Call 11/15/27)	100	88,250
4.88%, 11/15/25 (Call 08/15/25)(b)	50	47,250
4.88%, 03/15/27 (Call 12/15/26)(b)	95	87,637
5.88%, 02/15/22 (Call 11/15/21)	250	255,937
TRI Pointe Group Inc., 5.25%, 06/01/27 (Call 12/01/26)	100	85,375
TRI Pointe Group Inc./TRI Pointe Homes Inc., 5.88%, 06/15/24	100	93,375
William Lyon Homes Inc. 5.88%, 01/31/25 (Call 01/31/20)	100	88,125
6.00%, 09/01/23 (Call 09/01/20)	90	82,125
7.00%, 08/15/22 (Call 12/03/18)(b)	100	99,875

Security	Par (000)	Value

Home Builders (continued)
Williams Scotsman International Inc. 6.88%, 08/15/23 (Call 08/15/20)(a)	$100	$99,250
7.88%, 12/15/22 (Call 12/15/19)(a)	25	25,688

		5,394,396

Home Furnishings — 0.1%
Tempur Sealy International Inc. 5.50%, 06/15/26 (Call 06/15/21)(b)	100	91,500
5.63%, 10/15/23 (Call 12/03/18)	250	243,750

		335,250

Household Products & Wares — 0.3%
ACCO Brands Corp., 5.25%, 12/15/24 (Call 12/15/19)(a)(b)	100	93,000
Central Garden & Pet Co., 5.13%, 02/01/28 (Call 01/01/23)	50	46,125
Kronos Acquisition Holdings Inc., 9.00%, 08/15/23 (Call 12/03/18)(a)	225	196,875
Prestige Brands Inc., 6.38%, 03/01/24 (Call 03/01/19)(a)(b)	160	158,000
Spectrum Brands Inc. 5.75%, 07/15/25 (Call 07/15/20)(b)	200	194,500
6.13%, 12/15/24 (Call 12/15/19)	50	49,750
6.63%, 11/15/22 (Call 12/03/18)	102	104,167

		842,417

Housewares — 0.1%
American Greetings Corp., 8.75%, 04/15/25 (Call 04/15/21)(a)	50	47,000
Scotts Miracle-Gro Co. (The) 5.25%, 12/15/26 (Call 12/15/21)	100	94,750
6.00%, 10/15/23 (Call 11/16/18)	50	51,125

		192,875

Insurance — 1.1%
Acrisure LLC/Acrisure Finance Inc., 7.00%, 11/15/25 (Call 11/15/20)(a)(b)	170	151,725
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 8.25%, 08/01/23 (Call 11/13/18)(a)(b)	150	155,044
American Equity Investment Life Holding Co., 5.00%, 06/15/27 (Call 03/15/27)(b)	113	109,111
AmWINS Group Inc., 7.75%, 07/01/26 (Call 07/01/21)(a)	100	102,750
Ardonagh Midco 3 PLC, 8.63%, 07/15/23 (Call 07/15/20)(a)	200	186,000
Assurant Inc., 7.00%, 03/27/48 (Call 03/27/28)(e)(f)	100	100,000
AssuredPartners Inc., 7.00%, 08/15/25 (Call 08/15/20)(a)	125	122,969
CNO Financial Group Inc., 5.25%, 05/30/25 (Call 02/28/25)(b)	125	126,094
Fidelity & Guaranty Life Holdings Inc., 5.50%, 05/01/25 (Call 02/01/25)(a)(b)	110	109,037
Genworth Holdings Inc. 4.80%, 02/15/24	100	86,500
4.90%, 08/15/23	78	68,640
7.20%, 02/15/21	100	101,750
7.63%, 09/24/21	200	203,500
7.70%, 06/15/20	65	66,807
HUB International Ltd., 7.00%, 05/01/26 (Call 05/01/21)(a)	265	258,640
Liberty Mutual Group Inc., 7.80%, 03/15/37(a)(b)	150	171,750
MGIC Investment Corp., 5.75%, 08/15/23	25	25,625
Radian Group Inc., 4.50%, 10/01/24 (Call 07/01/24)	75	72,188
USIS Merger Sub Inc., 6.88%, 05/01/25 (Call 05/01/20)(a)	200	196,000
Voya Financial Inc. 4.70%, 01/23/48 (Call 01/23/28)(a)(e)(f)	100	86,000
5.65%, 05/15/53 (Call 05/15/23)(b)(e)(f)	200	197,000

		2,697,130

Internet — 1.4%
Cogent Communications Group Inc., 5.38%, 03/01/22 (Call 12/01/21)(a)	100	100,625
EIG Investors Corp., 10.88%, 02/01/24 (Call 02/01/19)	41	44,280

34	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® Broad USD High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Internet (continued)
Match Group Inc. 5.00%, 12/15/27 (Call 12/15/22)(a)	$100	$95,250
6.38%, 06/01/24 (Call 06/01/19)	50	51,938
Netflix Inc. 4.38%, 11/15/26	200	183,750
4.88%, 04/15/28(a)	325	298,187
5.38%, 02/01/21	180	183,375
5.50%, 02/15/22	150	152,983
5.75%, 03/01/24(b)	100	101,750
5.88%, 02/15/25(b)	150	152,453
5.88%, 11/15/28(a)(b)	375	368,437
6.38%, 05/15/29(a)	130	130,663
Symantec Corp. 3.95%, 06/15/22 (Call 03/15/22)	100	96,721
4.20%, 09/15/20(b)	250	249,340
5.00%, 04/15/25 (Call 04/15/20)(a)	225	211,645
VeriSign Inc. 4.63%, 05/01/23 (Call 12/03/18)	125	125,000
4.75%, 07/15/27 (Call 07/15/22)	200	188,310
5.25%, 04/01/25 (Call 01/01/25)	75	74,813
Zayo Group LLC/Zayo Capital Inc. 5.75%, 01/15/27 (Call 01/15/22)(a)	325	318,565
6.00%, 04/01/23 (Call 12/03/18)	325	331,500
6.38%, 05/15/25 (Call 05/15/20)	200	204,500

		3,664,085

Iron & Steel — 0.9%
AK Steel Corp. 6.38%, 10/15/25 (Call 10/15/20)(b)	125	111,250
7.00%, 03/15/27 (Call 03/15/22)(b)	25	22,125
7.63%, 10/01/21 (Call 12/03/18)	125	124,843
Allegheny Technologies Inc. 5.95%, 01/15/21 (Call 10/15/20)	100	100,250
7.88%, 08/15/23 (Call 05/15/23)	100	105,500
Baffinland Iron Mines Corp./Baffinland Iron Mines LP, 8.75%, 07/15/26 (Call 07/15/21)(a)	100	100,750
Big River Steel LLC/BRS Finance Corp., 7.25%, 09/01/25 (Call 09/01/20)(a)	125	130,313
Cleveland-Cliffs Inc. 4.88%, 01/15/24 (Call 01/15/21)(a)(b)	75	71,625
5.75%, 03/01/25 (Call 03/01/20)	225	212,625
6.25%, 10/01/40	75	61,500
Commercial Metals Co. 4.88%, 05/15/23 (Call 02/15/23)(b)	100	97,500
5.38%, 07/15/27 (Call 07/15/22)	25	23,156
5.75%, 04/15/26 (Call 04/15/21)(a)	150	144,000
Steel Dynamics Inc. 4.13%, 09/15/25 (Call 09/15/20)	100	93,500
5.13%, 10/01/21 (Call 12/03/18)	300	301,500
5.25%, 04/15/23 (Call 12/03/18)	200	200,500
U.S. Steel Corp. 6.25%, 03/15/26 (Call 03/15/21)	140	131,950
6.65%, 06/01/37	100	84,750
6.88%, 08/15/25 (Call 08/15/20)	175	171,500
7.38%, 04/01/20	75	77,835

		2,366,972

Leisure Time — 0.5%
24 Hour Fitness Worldwide Inc., 8.00%, 06/01/22 (Call 12/03/18)(a)(b)	135	132,638
Carlson Travel Inc., 6.75%, 12/15/23 (Call 12/15/19)(a)	200	198,500

Security	Par (000)	Value

Leisure Time (continued)
Constellation Merger Sub Inc., 8.50%, 09/15/25 (Call 09/15/20)(a)	$85	$81,706
NCL Corp. Ltd., 4.75%, 12/15/21 (Call 12/15/18)(a)(b)	101	100,874
Sabre GLBL Inc. 5.25%, 11/15/23 (Call 12/03/18)(a)	150	148,107
5.38%, 04/15/23 (Call 12/03/18)(a)	125	125,000
Silversea Cruise Finance Ltd., 7.25%, 02/01/25 (Call 02/01/20)(a)(b)	125	134,689
Viking Cruises Ltd., 5.88%, 09/15/27 (Call 09/15/22)(a)	195	184,762
Vista Outdoor Inc., 5.88%, 10/01/23 (Call 12/03/18)	100	96,000
VOC Escrow Ltd., 5.00%, 02/15/28 (Call 02/15/23)(a)	150	141,000

		1,343,276

Lodging — 1.8%
Boyd Gaming Corp. 6.00%, 08/15/26 (Call 08/15/21)(b)	140	135,275
6.38%, 04/01/26 (Call 04/01/21)	150	148,687
6.88%, 05/15/23 (Call 11/16/18)	100	103,875
Diamond Resorts International Inc. 7.75%, 09/01/23 (Call 09/01/19)(a)(b)	120	122,850
10.75%, 09/01/24 (Call 09/01/19)(a)	125	122,188
Hilton Domestic Operating Co. Inc. 4.25%, 09/01/24 (Call 09/01/19)	200	192,060
5.13%, 05/01/26 (Call 05/01/21)(a)	275	268,812
Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower Inc., 6.13%, 12/01/24 (Call 12/01/21)(b)	100	101,000
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp. 4.63%, 04/01/25 (Call 04/01/20)	100	97,000
4.88%, 04/01/27 (Call 04/01/22)	190	181,450
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp. 6.75%, 11/15/21 (Call 12/03/18)(a)(b)	150	153,937
10.25%, 11/15/22 (Call 11/15/19)(a)	50	54,438
Marriott Ownership Resorts Inc./ILG LLC, 6.50%, 09/15/26 (Call 09/15/21)(a)	160	161,600
MGM Resorts International 4.63%, 09/01/26 (Call 06/01/26)	125	112,813
5.75%, 06/15/25 (Call 03/15/25)	150	145,875
6.00%, 03/15/23	275	279,125
6.63%, 12/15/21	350	366,516
6.75%, 10/01/20	150	156,285
7.75%, 03/15/22	200	214,750
8.63%, 02/01/19	150	151,125
Station Casinos LLC, 5.00%, 10/01/25 (Call 10/01/20)(a)(b)	125	116,095
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., 5.88%, 05/15/25 (Call 05/15/20)(a)	25	23,594
Wyndham Destinations Inc. 3.90%, 03/01/23 (Call 12/01/22)	75	69,375
4.15%, 04/01/24 (Call 02/01/24)	50	48,125
4.25%, 03/01/22 (Call 12/01/21)	150	144,780
4.50%, 04/01/27 (Call 01/01/27)	100	92,625
5.63%, 03/01/21	50	50,688
6.35%, 10/01/25 (Call 07/01/25)	100	99,500
Wyndham Hotels & Resorts Inc., 5.38%, 04/15/26 (Call 04/15/21)(a)	115	111,550
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 4.25%, 05/30/23 (Call 02/28/23)(a)	200	190,000
5.25%, 05/15/27 (Call 02/15/27)(a)	170	153,850
5.50%, 03/01/25 (Call 12/01/24)(a)	350	332,937

		4,702,780

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) October 31, 2018	iShares® Broad USD High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Machinery — 0.6%
BlueLine Rental Finance Corp./BlueLine Rental LLC, 9.25%, 03/15/24 (Call 11/01/18)(a)	$225	$234,844
BWX Technologies Inc., 5.38%, 07/15/26 (Call 07/15/21)(a)	100	100,250
Cleaver-Brooks Inc., 7.88%, 03/01/23 (Call 12/15/19)(a)	50	50,250
Cloud Crane LLC, 10.13%, 08/01/24 (Call 08/01/19)(a)(b)	125	134,687
Manitowoc Co. Inc. (The), 12.75%, 08/15/21 (Call 02/15/19)(a)	100	107,875
Mueller Water Products Inc., 5.50%, 06/15/26 (Call 06/15/21)(a)	100	99,000
RBS Global Inc./Rexnord LLC, 4.88%, 12/15/25 (Call 12/15/20)(a)	75	70,313
SPX FLOW Inc. 5.63%, 08/15/24 (Call 08/15/19)(a)(b)	100	97,000
5.88%, 08/15/26 (Call 08/15/21)(a)	50	48,000
Stevens Holding Co. Inc., 6.13%, 10/01/26 (Call 10/01/23)(a)	95	94,655
Tennant Co., 5.63%, 05/01/25 (Call 05/01/20)	50	49,750
Terex Corp., 5.63%, 02/01/25 (Call 02/01/20)(a)	130	123,662
Titan Acquisition Ltd./Titan Co-Borrower LLC, 7.75%, 04/15/26 (Call 04/15/21)(a)	150	124,875
Vertiv Group Corp., 9.25%, 10/15/24 (Call 10/15/19)(a)	100	99,500
Vertiv Intermediate Holding Corp. (13.00% PIK), 12.00%, 02/15/22 (Call 02/15/19)(a)(c)	125	121,875

		1,556,536

Manufacturing — 0.2%
Amsted Industries Inc. 5.00%, 03/15/22 (Call 12/03/18)(a)	50	49,063
5.38%, 09/15/24 (Call 09/15/19)(a)	100	96,500
EnPro Industries Inc., 5.75%, 10/15/26 (Call 10/15/21)(a)	75	74,085
FXI Holdings Inc., 7.88%, 11/01/24 (Call 11/01/20)(a)	125	116,562
Gates Global LLC/Gates Global Co., 6.00%, 07/15/22 (Call 11/16/18)(a)(b)	133	132,335
Koppers Inc., 6.00%, 02/15/25 (Call 02/15/20)(a)	50	47,890
LSB Industries Inc., 9.63%, 05/01/23 (Call 05/01/20)(a)	70	72,625

		589,060

Media — 8.8%
Altice Financing SA 6.63%, 02/15/23 (Call 12/03/18)(a)	400	395,920
7.50%, 05/15/26 (Call 05/15/21)(a)	450	423,000
Altice Finco SA 7.63%, 02/15/25 (Call 02/15/20)(a)(b)	200	177,750
8.13%, 01/15/24 (Call 12/15/18)(a)	200	196,500
Altice France SA/France 6.25%, 05/15/24 (Call 05/15/19)(a)	325	311,594
7.38%, 05/01/26 (Call 05/01/21)(a)	950	909,330
8.13%, 02/01/27 (Call 02/01/22)(a)	400	396,000
Altice Luxembourg SA 7.63%, 02/15/25 (Call 02/15/20)(a)(b)	400	341,000
7.75%, 05/15/22 (Call 12/03/18)(a)(b)	600	558,750
Altice U.S. Finance I Corp. 5.38%, 07/15/23 (Call 11/13/18)(a)	275	274,948
5.50%, 05/15/26 (Call 05/15/21)(a)	400	389,624
AMC Networks Inc. 4.75%, 12/15/22 (Call 12/03/18)	75	73,875
4.75%, 08/01/25 (Call 08/01/21)(b)	150	139,440
5.00%, 04/01/24 (Call 04/01/20)(b)	325	310,846
Block Communications Inc., 6.88%, 02/15/25 (Call 02/15/20)(a)(b)	75	76,031

Security	Par (000)	Value

Media (continued)
Cablevision Systems Corp. 5.88%, 09/15/22(b)	$175	$175,875
8.00%, 04/15/20	100	104,625
CBS Radio Inc., 7.25%, 11/01/24 (Call 11/01/19)(a)	70	65,888
CCO Holdings LLC/CCO Holdings Capital Corp. 4.00%, 03/01/23 (Call 11/01/19)(a)	125	119,063
5.00%, 02/01/28 (Call 08/01/22)(a)	475	442,641
5.13%, 02/15/23 (Call 12/03/18)	200	199,000
5.13%, 05/01/23 (Call 12/03/18)(a)	200	199,000
5.13%, 05/01/27 (Call 05/01/22)(a)	650	611,812
5.25%, 09/30/22 (Call 12/03/18)	225	226,125
5.38%, 05/01/25 (Call 05/01/20)(a)	250	244,687
5.50%, 05/01/26 (Call 05/01/21)(a)	250	243,750
5.75%, 09/01/23 (Call 12/03/18)	250	251,875
5.75%, 01/15/24 (Call 12/03/18)	175	176,750
5.75%, 02/15/26 (Call 02/15/21)(a)(b)	500	495,000
5.88%, 04/01/24 (Call 04/01/19)(a)(b)	400	403,500
5.88%, 05/01/27 (Call 05/01/21)(a)(b)	150	147,375
Cengage Learning Inc., 9.50%, 06/15/24 (Call 06/15/19)(a)(b)	125	107,344
Cequel Communications Holdings ILLC/Cequel Capital Corp. 5.13%, 12/15/21 (Call 11/13/18)(a)	400	398,912
7.50%, 04/01/28 (Call 04/01/23)(a)	200	207,294
7.75%, 07/15/25 (Call 07/15/20)(a)	200	211,500
Clear Channel Worldwide Holdings Inc. 6.50%, 11/15/22 (Call 12/03/18)	450	455,122
Series B, 7.63%, 03/15/20 (Call 12/03/18)	350	349,562
CSC Holdings LLC 5.25%, 06/01/24	150	144,562
5.38%, 02/01/28 (Call 02/01/23)(a)	200	188,500
5.50%, 04/15/27 (Call 04/15/22)(a)	200	192,000
6.63%, 10/15/25 (Call 10/15/20)(a)	200	209,500
6.75%, 11/15/21(b)	200	209,430
10.13%, 01/15/23 (Call 01/15/19)(a)	400	435,160
10.88%, 10/15/25 (Call 10/15/20)(a)	400	461,500
DISH DBS Corp. 5.00%, 03/15/23(b)	300	262,500
5.13%, 05/01/20	300	300,750
5.88%, 07/15/22(b)	400	378,000
5.88%, 11/15/24	425	361,250
6.75%, 06/01/21	450	454,500
7.75%, 07/01/26(b)	400	358,000
7.88%, 09/01/19	250	257,450
EW Scripps Co. (The), 5.13%, 05/15/25 (Call 05/15/20)(a)	75	70,500
Gray Television Inc. 5.13%, 10/15/24 (Call 10/15/19)(a)	125	118,594
5.88%, 07/15/26 (Call 07/15/21)(a)	175	167,946
Lee Enterprises Inc., 9.50%, 03/15/22 (Call 12/03/18)(a)	50	51,563
Liberty Interactive LLC 8.25%, 02/01/30	50	52,250
8.50%, 07/15/29(b)	100	105,500
McClatchy Co. (The) 6.88%, 03/15/29	25	31,781
9.00%, 07/15/26 (Call 07/15/22)(a)	95	97,494
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance, 7.88%, 05/15/24 (Call 05/15/19)(a)	75	63,938
Meredith Corp., 6.88%, 02/01/26 (Call 02/01/21)(a)(b)	275	275,000
Midcontinent Communications/Midcontinent Finance Corp., 6.88%, 08/15/23 (Call 12/03/18)(a)	125	130,312

36	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® Broad USD High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Media (continued)
Nexstar Broadcasting Inc. 5.63%, 08/01/24 (Call 08/01/19)(a)	$175	$167,125
5.88%, 11/15/22 (Call 11/13/18)	25	25,380
6.13%, 02/15/22 (Call 11/13/18)(a)	100	101,875
Quebecor Media Inc., 5.75%, 01/15/23	100	100,250
Radiate Holdco LLC/Radiate Finance Inc. 6.63%, 02/15/25 (Call 02/15/20)(a)(b)	25	23,375
6.88%, 02/15/23 (Call 02/15/20)(a)	100	96,000
Salem Media Group Inc., 6.75%, 06/01/24 (Call 06/01/20)(a)(b)	50	44,750
Sinclair Television Group Inc. 5.13%, 02/15/27 (Call 08/15/21)(a)(b)	100	90,000
5.38%, 04/01/21 (Call 11/16/18)	125	124,844
5.63%, 08/01/24 (Call 08/01/19)(a)	100	95,750
5.88%, 03/15/26 (Call 03/15/21)(a)(b)	50	47,625
Sirius XM Radio Inc. 3.88%, 08/01/22 (Call 08/01/20)(a)	125	120,312
4.63%, 05/15/23 (Call 12/03/18)(a)	150	145,875
5.00%, 08/01/27 (Call 08/01/22)(a)	300	281,907
5.38%, 04/15/25 (Call 04/15/20)(a)	225	222,891
5.38%, 07/15/26 (Call 07/15/21)(a)	190	185,725
6.00%, 07/15/24 (Call 07/15/19)(a)(b)	350	357,805
TEGNA Inc. 5.13%, 10/15/19 (Call 12/03/18)	250	249,375
5.13%, 07/15/20 (Call 12/03/18)	125	125,000
5.50%, 09/15/24 (Call 09/15/19)(a)(b)	100	99,875
Telenet Finance Luxembourg Note, 5.50%, 03/01/28 (Call 12/01/22)(a)	200	185,500
Townsquare Media Inc., 6.50%, 04/01/23 (Call 12/03/18)(a)	100	92,000
Tribune Media Co., 5.88%, 07/15/22 (Call 11/13/18)	150	151,875
Unitymedia GmbH, 6.13%, 01/15/25 (Call 01/15/20)(a)	200	205,500
Univision Communications Inc. 5.13%, 05/15/23 (Call 12/03/18)(a)	275	259,050
5.13%, 02/15/25 (Call 02/15/20)(a)(b)	300	274,200
UPC Holding BV, 5.50%, 01/15/28 (Call 10/15/22)(a)	125	115,625
UPCB Finance IV Ltd., 5.38%, 01/15/25 (Call 01/15/20)(a)	325	316,225
Urban One Inc. 7.38%, 04/15/22 (Call 12/03/18)(a)(b)	100	98,000
9.25%, 02/15/20 (Call 12/03/18)(a)(b)	50	48,438
Viacom Inc. 5.88%, 02/28/57 (Call 02/28/22)(e)(f)	125	120,094
6.25%, 02/28/57 (Call 02/28/27)(e)(f)	150	143,549
Videotron Ltd. 5.00%, 07/15/22	175	174,781
5.13%, 04/15/27 (Call 04/15/22)(a)	175	165,812
5.38%, 06/15/24 (Call 03/15/24)(a)	20	19,975
Virgin Media Finance PLC 5.75%, 01/15/25 (Call 01/15/20)(a)(b)	200	192,750
6.00%, 10/15/24 (Call 10/15/19)(a)	200	195,560
Virgin Media Secured Finance PLC, 5.50%, 08/15/26 (Call 08/15/21)(a)	200	188,500
Ziggo Bond Finance BV 5.88%, 01/15/25 (Call 01/15/20)(a)	200	183,000
6.00%, 01/15/27 (Call 01/15/22)(a)(b)	125	111,250
Ziggo BV, 5.50%, 01/15/27 (Call 01/15/22)(a)	450	412,875

		22,549,586

Metal Fabricate & Hardware — 0.3%
Grinding Media Inc./Moly-Cop AltaSteel Ltd., 7.38%, 12/15/23 (Call 12/15/19)(a)(b)	150	154,125

Security	Par (000)	Value

Metal Fabricate & Hardware (continued)
Novelis Corp. 5.88%, 09/30/26 (Call 09/30/21)(a)(b)	$300	$282,750
6.25%, 08/15/24 (Call 08/15/19)(a)	215	212,850
TriMas Corp., 4.88%, 10/15/25 (Call 10/15/20)(a)	100	94,533
Zekelman Industries Inc., 9.88%, 06/15/23 (Call 06/15/19)(a)(b)	75	79,875

		824,133

Mining — 2.3%
Alcoa Nederland Holding BV 6.75%, 09/30/24 (Call 09/30/19)(a)(b)	200	210,000
7.00%, 09/30/26 (Call 09/30/21)(a)(b)	200	211,000
Aleris International Inc., 10.75%, 07/15/23 (Call 07/15/20)(a)	75	78,563
Barminco Finance Pty Ltd., 6.63%, 05/15/22 (Call 05/15/19)(a)	75	73,875
Compass Minerals International Inc., 4.88%, 07/15/24 (Call 05/15/24)(a)	75	69,750
Constellium NV, 6.63%, 03/01/25 (Call 03/01/20)(a)(b)	250	245,000
Eldorado Gold Corp., 6.13%, 12/15/20 (Call 12/03/18)(a)(b)	250	233,125
Ferroglobe PLC/Globe Specialty Metals Inc., 9.38%, 03/01/22 (Call 03/01/19)(a)	150	156,938
FMG Resources August 2006 Pty Ltd. 4.75%, 05/15/22 (Call 02/15/22)(a)	165	158,400
5.13%, 03/15/23 (Call 12/15/22)(a)(b)	110	106,150
5.13%, 05/15/24 (Call 02/15/24)(a)(b)	275	261,250
Freeport-McMoRan Inc. 3.10%, 03/15/20(b)	175	172,156
3.55%, 03/01/22 (Call 12/01/21)(b)	490	463,662
3.88%, 03/15/23 (Call 12/15/22)	400	370,000
4.00%, 11/14/21	65	63,294
4.55%, 11/14/24 (Call 08/14/24)	225	208,406
5.40%, 11/14/34 (Call 05/14/34)	250	218,750
5.45%, 03/15/43 (Call 09/15/42)	375	317,812
6.88%, 02/15/23 (Call 02/15/20)	145	151,851
Hecla Mining Co., 6.88%, 05/01/21 (Call 12/03/18)(b)	125	125,000
Hi-Crush Partners LP, 9.50%, 08/01/26 (Call 08/01/21)(a)(b)	90	71,550
Hudbay Minerals Inc. 7.25%, 01/15/23 (Call 07/15/19)(a)	100	99,500
7.63%, 01/15/25 (Call 01/15/20)(a)(b)	125	125,625
IAMGOLD Corp., 7.00%, 04/15/25 (Call 04/15/20)(a)(b)	150	148,688
Joseph T Ryerson &Son Inc., 11.00%, 05/15/22 (Call 05/15/19)(a)	75	80,250
JW Aluminum Continuous Cast Co., 10.25%, 06/01/26 (Call 06/01/21)(a)	50	50,125
Mountain Province Diamonds Inc., 8.00%, 12/15/22 (Call 12/15/19)(a)(b)	25	25,375
New Gold Inc. 6.25%, 11/15/22 (Call 11/08/18)(a)(b)	150	130,500
6.38%, 05/15/25 (Call 05/15/20)(a)	11	8,814
Northwest Acquisitions ULC/Dominion Finco Inc., 7.13%, 11/01/22 (Call 11/01/19)(a)	250	251,712
Petropavlovsk 2016 Ltd., 8.13%, 11/14/22 (Call 08/14/22)(a)	200	150,000
Teck Resources Ltd. 5.20%, 03/01/42 (Call 09/01/41)	200	177,500
5.40%, 02/01/43 (Call 08/01/42)	25	22,750
6.00%, 08/15/40 (Call 02/15/40)	75	73,313
6.13%, 10/01/35	200	202,500
6.25%, 07/15/41 (Call 01/15/41)	150	149,625
8.50%, 06/01/24 (Call 06/01/19)(a)	175	189,875

		5,852,684

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) October 31, 2018	iShares® Broad USD High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Office & Business Equipment — 0.3%
CDW LLC/CDW Finance Corp. 5.00%, 09/01/23 (Call 12/03/18)	$125	$124,375
5.00%, 09/01/25 (Call 03/01/20)	50	48,750
5.50%, 12/01/24 (Call 06/01/24)	175	176,750
Pitney Bowes Inc. 3.88%, 10/01/21 (Call 09/01/21)	150	142,500
4.38%, 05/15/22 (Call 04/15/22)	100	90,750
4.63%, 03/15/24 (Call 12/15/23)(b)	100	87,865
4.70%, 04/01/23 (Call 03/01/23)	75	66,656

		737,646

Oil & Gas — 9.7%
Aker BP ASA, 5.88%, 03/31/25 (Call 03/31/21)(a)(b)	150	151,312
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., 7.88%, 12/15/24 (Call 12/15/19)(b)	105	93,975
Antero Resources Corp. 5.00%, 03/01/25 (Call 03/01/20)	150	145,687
5.13%, 12/01/22 (Call 12/03/18)	150	148,969
5.38%, 11/01/21 (Call 12/03/18)	200	200,250
5.63%, 06/01/23 (Call 12/03/18)(b)	150	150,000
Ascent Resources Utica Holdings LLC/ARU Finance Corp. 7.00%, 11/01/26 (Call 11/01/21)(a)	125	121,250
10.00%, 04/01/22 (Call 04/01/20)(a)(b)	201	221,351
Athabasca Oil Corp., 9.88%, 02/24/22 (Call 02/24/19)(a)	100	99,500
Baytex Energy Corp. 5.13%, 06/01/21 (Call 12/03/18)(a)	100	97,250
5.63%, 06/01/24 (Call 06/01/19)(a)	75	67,313
Berry Petroleum Co. LLC, 7.00%, 02/15/26 (Call 02/15/21)(a)	75	74,340
Bruin E&P Partners LLC, 8.88%, 08/01/23 (Call 08/01/20)(a)	110	108,350
California Resources Corp., 8.00%, 12/15/22 (Call 12/15/18)(a)(b)	465	413,850
Callon Petroleum Co. 6.13%, 10/01/24 (Call 10/01/19)	75	73,125
6.38%, 07/01/26 (Call 07/01/21)(b)	125	124,063
Calumet Specialty Products Partners LP/Calumet Finance Corp. 6.50%, 04/15/21 (Call 12/03/18)	250	240,000
7.63%, 01/15/22 (Call 12/03/18)	100	96,000
Canbriam Energy Inc., 9.75%, 11/15/19 (Call 12/03/18)(a)	25	24,563
Carrizo Oil & Gas Inc. 6.25%, 04/15/23 (Call 12/03/18)	150	147,375
7.50%, 09/15/20 (Call 11/19/18)	6	6,010
Centennial Resource Production LLC, 5.38%, 01/15/26 (Call 01/15/21)(a)	50	48,875
Chaparral Energy Inc., 8.75%, 07/15/23 (Call 07/15/20)(a)	80	76,728
Chesapeake Energy Corp. 4.88%, 04/15/22 (Call 12/03/18)(b)	100	95,000
5.75%, 03/15/23	50	47,500
6.13%, 02/15/21	100	101,000
6.63%, 08/15/20	250	257,500
7.00%, 10/01/24 (Call 04/01/21)	95	92,981
7.50%, 10/01/26 (Call 10/01/21)	105	102,900
8.00%, 12/15/22 (Call 11/28/18)(a)	175	182,787
8.00%, 01/15/25 (Call 01/15/20)(b)	375	379,687
8.00%, 06/15/27 (Call 06/15/22)	225	223,594
Citgo Holding Inc., 10.75%, 02/15/20(a)	250	260,000
CNX Resources Corp., 5.88%, 04/15/22 (Call 12/03/18)	275	270,017
Comstock Escrow Corp., 9.75%, 08/15/26 (Call 08/15/21)(a)	175	168,875
Continental Resources Inc./OK 3.80%, 06/01/24 (Call 03/01/24)	250	241,473
4.38%, 01/15/28 (Call 10/15/27)(b)	150	145,001

Security	Par (000)	Value

Oil & Gas (continued)
4.50%, 04/15/23 (Call 01/15/23)	$320	$320,566
4.90%, 06/01/44 (Call 12/01/43)	150	139,637
5.00%, 09/15/22 (Call 12/03/18)	300	302,949
Covey Park Energy LLC/Covey Park Finance Corp., 7.50%, 05/15/25 (Call 05/15/20)(a)(b)	150	147,375
CrownRock LP/CrownRock Finance Inc., 5.63%, 10/15/25 (Call 10/15/20)(a)	250	237,812
CVR Refining LLC/Coffeyville Finance Inc., 6.50%, 11/01/22 (Call 12/03/18)	75	75,469
Denbury Resources Inc. 5.50%, 05/01/22 (Call 12/03/18)(b)	100	86,500
7.50%, 02/15/24 (Call 08/15/20)(a)	115	112,413
9.00%, 05/15/21 (Call 12/15/18)(a)	150	156,187
9.25%, 03/31/22 (Call 03/31/19)(a)(b)	105	109,463
Diamond Offshore Drilling Inc. 3.45%, 11/01/23 (Call 08/01/23)	50	42,761
4.88%, 11/01/43 (Call 05/01/43)	50	34,000
5.70%, 10/15/39	150	113,250
7.88%, 08/15/25 (Call 05/15/25)	150	147,750
Diamondback Energy Inc. 4.75%, 11/01/24 (Call 11/01/19)	100	97,250
5.38%, 05/31/25 (Call 05/31/20)	175	174,125
Eclipse Resources Corp., 8.88%, 07/15/23 (Call 12/03/18)	150	149,250
Endeavor Energy Resources LP/EER Finance Inc. 5.50%, 01/30/26 (Call 01/30/21)(a)	125	128,437
5.75%, 01/30/28 (Call 01/30/23)(a)	100	103,250
Energen Corp., 4.63%, 09/01/21 (Call 06/01/21)	25	24,938
Energy Ventures Gom LLC/EnVen Finance Corp., 11.00%, 02/15/23 (Call 02/15/20)(a)	50	55,375
Ensco PLC 4.50%, 10/01/24 (Call 07/01/24)	150	121,875
5.20%, 03/15/25 (Call 12/15/24)(b)	125	102,500
5.75%, 10/01/44 (Call 04/01/44)	250	175,000
7.75%, 02/01/26 (Call 11/01/25)(b)	220	205,150
8.00%, 01/31/24 (Call 10/31/23)	50	49,375
EP Energy LLC/Everest Acquisition Finance Inc. 6.38%, 06/15/23 (Call 12/03/18)	65	37,700
7.75%, 05/15/26 (Call 05/15/21)(a)	175	175,000
8.00%, 11/29/24 (Call 11/30/19)(a)(b)	100	96,500
8.00%, 02/15/25 (Call 02/15/20)(a)	200	134,500
9.38%, 05/01/24 (Call 05/01/20)(a)	225	171,000
Extraction Oil &Gas Inc. 5.63%, 02/01/26 (Call 02/01/21)(a)(b)	215	181,675
7.38%, 05/15/24 (Call 05/15/20)(a)(b)	75	70,313
Great Western Petroleum LLC/Great Western Finance Corp., 9.00%, 09/30/21 (Call 03/31/19)(a)	75	71,250
Gulfport Energy Corp. 6.00%, 10/15/24 (Call 10/15/19)(b)	150	140,250
6.38%, 05/15/25 (Call 05/15/20)(b)	101	95,950
6.38%, 01/15/26 (Call 01/15/21)	100	93,250
6.63%, 05/01/23 (Call 12/03/18)	100	100,000
Halcon Resources Corp., 6.75%, 02/15/25 (Call 02/15/20)	150	136,500
Hess Infrastructure Partners LP/Hess Infrastructure Partners
Finance Corp., 5.63%, 02/15/26 (Call 02/15/21)(a)	150	150,375
HighPoint Operating Corp. 7.00%, 10/15/22 (Call 12/03/18)(b)	25	24,563
8.75%, 06/15/25 (Call 06/15/20)	100	102,000
Hilcorp Energy ILP/Hilcorp Finance Co. 5.00%, 12/01/24 (Call 06/01/19)(a)	100	94,375
5.75%, 10/01/25 (Call 04/01/20)(a)	100	97,250

38	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® Broad USD High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas (continued)
6.25%, 11/01/28 (Call 11/01/23)(a)	$75	$72,188
Indigo Natural Resources LLC, 6.88%, 02/15/26
(Call 02/15/21)(a)	135	127,575
Jagged Peak Energy LLC, 5.88%, 05/01/26
(Call 05/01/21)(a)(b)	110	107,250
Jonah Energy LLC/Jonah Energy Finance Corp., 7.25%, 10/15/25 (Call 10/15/20)(a)(b)	100	79,500
Jones Energy Holdings LLC/Jones Energy Finance Corp. 6.75%, 04/01/22 (Call 12/03/18)	50	24,750
9.25%, 03/15/23 (Call 03/15/20)(a)	150	150,000
Laredo Petroleum Inc. 5.63%, 01/15/22 (Call 12/03/18)	90	87,975
6.25%, 03/15/23 (Call 12/03/18)	75	73,688
Lonestar Resources America Inc., 11.25%, 01/01/23 (Call 01/01/21)(a)	25	27,313
Magnolia Oil &Gas Operating LLC/Magnolia Oil &Gas Finance Corp., 6.00%, 08/01/26 (Call 08/01/21)(a)	75	74,063
Matador Resources Co., 5.88%, 09/15/26 (Call 09/15/21)(a)	180	175,950
MEG Energy Corp. 6.38%, 01/30/23 (Call 12/03/18)(a)	150	144,750
6.50%, 01/15/25 (Call 01/15/20)(a)	150	155,250
7.00%, 03/31/24 (Call 12/03/18)(a)(b)	225	221,062
Moss Creek Resources Holdings Inc., 7.50%, 01/15/26 (Call 01/15/21)(a)	150	144,330
Murphy Oil Corp. 4.00%, 06/01/22 (Call 03/01/22)	100	96,394
4.45%, 12/01/22 (Call 09/01/22)	125	121,702
5.75%, 08/15/25 (Call 08/15/20)	125	124,325
5.88%, 12/01/42 (Call 06/01/42)	75	67,117
6.88%, 08/15/24 (Call 08/15/19)	145	150,601
Murphy Oil USA Inc. 5.63%, 05/01/27 (Call 05/01/22)	75	73,125
6.00%, 08/15/23 (Call 12/03/18)	100	102,000
Nabors Industries Inc. 4.63%, 09/15/21	25	24,060
5.00%, 09/15/20	150	149,171
5.50%, 01/15/23 (Call 11/15/22)(b)	175	164,480
5.75%, 02/01/25 (Call 11/01/24)	225	207,658
Neptune Energy Bondco PLC, 6.63%, 05/15/25
(Call 05/15/21)(a)	200	195,000
Newfield Exploration Co. 5.38%, 01/01/26 (Call 10/01/25)	125	126,173
5.63%, 07/01/24	225	231,750
5.75%, 01/30/22	145	149,531
Noble Holding International Ltd. 5.25%, 03/15/42	100	69,500
6.05%, 03/01/41	100	73,000
7.75%, 01/15/24 (Call 10/15/23)	175	163,406
7.88%, 02/01/26 (Call 02/01/21)(a)	210	208,425
7.95%, 04/01/25 (Call 01/01/25)(b)	125	113,750
8.95%, 04/01/45 (Call 10/01/44)(b)	100	93,750
Northern Oil and Gas Inc. (9.50% PIK), 8.50%, 05/15/23 (Call 05/15/20)(a)(c)	100	103,375
Oasis Petroleum Inc. 6.25%, 05/01/26 (Call 05/01/21)(a)(b)	100	98,250
6.88%, 03/15/22 (Call 12/03/18)	166	167,037
6.88%, 01/15/23 (Call 12/03/18)	75	75,656
Pacific Drilling First Lien Escrow Issuer Ltd., 8.38%, 10/01/23 (Call 10/01/20)(a)	161	163,012

Security	Par (000)	Value

Oil & Gas (continued)
Par Petroleum LLC/Par Petroleum Finance Corp., 7.75%, 12/15/25 (Call 12/15/20)(a)	$50	$49,500
Parker Drilling Co., 6.75%, 07/15/22 (Call 12/03/18)(b)	75	51,000
Parkland Fuel Corp., 6.00%, 04/01/26 (Call 04/01/21)(a)	130	127,075
Parsley Energy LLC/Parsley Finance Corp. 5.25%, 08/15/25 (Call 08/15/20)(a)	100	96,625
5.38%, 01/15/25 (Call 01/15/20)(a)	175	171,500
5.63%, 10/15/27 (Call 10/15/22)(a)	150	147,865
PBF Holding Co. LLC/PBF Finance Corp. 7.00%, 11/15/23 (Call 12/03/18)	100	103,390
7.25%, 06/15/25 (Call 06/15/20)	175	180,250
PDC Energy Inc. 5.75%, 05/15/26 (Call 05/15/21)	130	119,275
6.13%, 09/15/24 (Call 09/15/19)	175	167,125
Precision Drilling Corp. 5.25%, 11/15/24 (Call 05/15/19)	100	92,750
7.13%, 01/15/26 (Call 11/15/20)(a)	100	99,250
7.75%, 12/15/23 (Call 12/15/19)	50	52,000
Pride International LLC, 7.88%, 08/15/40	25	22,375
QEP Resources Inc. 5.25%, 05/01/23 (Call 02/01/23)	100	95,750
5.38%, 10/01/22 (Call 07/01/22)	75	73,875
5.63%, 03/01/26 (Call 12/01/25)(b)	150	141,187
6.88%, 03/01/21	100	104,000
Range Resources Corp. 4.88%, 05/15/25 (Call 02/15/25)(b)	150	139,125
5.00%, 08/15/22 (Call 05/15/22)	125	122,813
5.00%, 03/15/23 (Call 12/15/22)(b)	200	193,500
5.88%, 07/01/22 (Call 04/01/22)(b)	100	100,625
Resolute Energy Corp., 8.50%, 05/01/20 (Call 12/03/18)	100	99,750
Rowan Companies Inc. 4.75%, 01/15/24 (Call 10/15/23)	125	108,438
4.88%, 06/01/22 (Call 03/01/22)	120	114,900
5.40%, 12/01/42 (Call 06/01/42)	50	35,625
5.85%, 01/15/44 (Call 07/15/43)	75	55,500
7.38%, 06/15/25 (Call 03/15/25)(b)	175	166,250
Sable Permian Resources Land LLC/AEPB Finance Corp. 7.13%, 11/01/20 (Call 12/03/18)(a)(b)	75	44,625
7.38%, 11/01/21 (Call 12/03/18)(a)(b)	175	104,125
13.00%, 11/30/20 (Call 12/03/18)(a)	75	79,781
Sanchez Energy Corp. 6.13%, 01/15/23 (Call 12/03/18)(b)	225	83,250
7.25%, 02/15/23 (Call 02/15/20)(a)(b)	125	114,531
7.75%, 06/15/21 (Call 12/03/18)(b)	120	60,000
Seven Generations Energy Ltd. 5.38%, 09/30/25 (Call 09/30/20)(a)	175	163,187
6.75%, 05/01/23 (Call 12/03/18)(a)	50	51,288
6.88%, 06/30/23 (Call 12/03/18)(a)(b)	50	51,500
SM Energy Co. 5.00%, 01/15/24 (Call 12/03/18)	125	119,063
5.63%, 06/01/25 (Call 06/01/20)	125	120,313
6.13%, 11/15/22 (Call 12/03/18)	200	202,500
6.63%, 01/15/27 (Call 01/15/22)(b)	85	85,425
6.75%, 09/15/26 (Call 09/15/21)(b)	100	100,250
Southwestern Energy Co. 4.10%, 03/15/22 (Call 12/15/21)(b)	255	251,175
6.20%, 01/23/25 (Call 10/23/24)(b)	250	243,125
7.50%, 04/01/26 (Call 04/01/21)	125	127,188
7.75%, 10/01/27 (Call 10/01/22)	75	75,938
SRC Energy Inc., 6.25%, 12/01/25 (Call 12/01/20)	125	116,406

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) October 31, 2018	iShares® Broad USD High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas (continued)
Sunoco LP/Sunoco Finance Corp. 4.88%, 01/15/23 (Call 01/15/20)(a)	$200	$192,750
5.50%, 02/15/26 (Call 02/15/21)(a)	125	119,063
5.88%, 03/15/28 (Call 03/15/23)(a)	110	102,575
Tapstone Energy LLC/Tapstone Energy Finance Corp., 9.75%, 06/01/22 (Call 06/01/20)(a)	50	44,250
Teine Energy Ltd., 6.88%, 09/30/22 (Call 12/03/18)(a)	100	99,500
Transocean Guardian Ltd., 5.88%, 01/15/24 (Call 07/15/21)(a)	170	168,300
Transocean Inc. 5.80%, 10/15/22 (Call 07/15/22)(b)	100	97,250
6.80%, 03/15/38	225	180,844
7.25%, 11/01/25 (Call 11/01/21)(a)	175	170,187
7.50%, 01/15/26 (Call 01/15/21)(a)	225	221,062
7.50%, 04/15/31	125	115,625
8.38%, 12/15/21	150	160,500
9.00%, 07/15/23 (Call 07/15/20)(a)	250	262,187
9.35%, 12/15/41	50	49,750
Transocean Pontus Ltd., 6.13%, 08/01/25 (Call 08/01/21)(a)	40	39,750
Trinidad Drilling Ltd., 6.63%, 02/15/25 (Call 02/15/20)(a)(b)	25	25,000
Ultra Resources Inc. 6.88%, 04/15/22 (Call 04/15/19)(a)(b)	120	69,000
7.13%, 04/15/25 (Call 04/15/20)(a)(b)	100	44,000
Unit Corp., 6.63%, 05/15/21 (Call 12/03/18)	150	148,875
Vermilion Energy Inc., 5.63%, 03/15/25 (Call 03/15/20)(a)	50	48,500
Vine Oil &Gas LP/Vine Oil &Gas Finance Corp. 8.75%, 04/15/23 (Call 10/15/20)(a)(b)	100	93,250
9.75%, 04/15/23 (Call 10/15/20)(a)	75	71,625
W&T Offshore Inc., 9.75%, 11/01/23 (Call 11/01/20)(a)	125	120,963
Whiting Petroleum Corp. 5.75%, 03/15/21 (Call 12/15/20)	150	150,937
6.25%, 04/01/23 (Call 01/01/23)(b)	50	50,625
6.63%, 01/15/26 (Call 10/15/25)	250	249,687
WildHorse Resource Development Corp., 6.88%, 02/01/25 (Call 02/01/20)	95	94,525
WPX Energy Inc. 5.25%, 09/15/24 (Call 06/15/24)	125	123,438
5.75%, 06/01/26 (Call 06/01/21)	100	99,500
6.00%, 01/15/22 (Call 10/15/21)	137	140,082
8.25%, 08/01/23 (Call 06/01/23)	100	112,375

		24,752,414

Oil & Gas Services — 1.5%
Apache Corp., 6.38%, 05/01/26 (Call 05/01/21)(a)	65	65,813
Archrock Partners LP/Archrock Partners Finance Corp. 6.00%, 04/01/21 (Call 12/03/18)	100	99,000
6.00%, 10/01/22 (Call 12/03/18)	25	24,750
Basic Energy Services Inc., 10.75%, 10/15/23 (Call 10/15/20)(a)	75	74,063
Bristow Group Inc. 6.25%, 10/15/22 (Call 12/03/18)	75	55,125
8.75%, 03/01/23 (Call 03/01/20)(a)	75	70,688
Calfrac Holdings LP, 8.50%, 06/15/26 (Call 06/15/21)(a)	125	112,500
CGG Holding U.S. Inc., 9.00%, 05/01/23 (Call 05/01/20)(a)	200	206,000
CSI Compressco LP/CSI Compressco Finance Inc., 7.50%, 04/01/25 (Call 04/01/21)(a)	125	125,312
Exterran Energy Solutions LP/EES Finance Corp., 8.13%, 05/01/25 (Call 05/01/20)	100	100,750
Forum Energy Technologies Inc., 6.25%, 10/01/21 (Call 12/03/18)	100	98,000
FTS International Inc., 6.25%, 05/01/22 (Call 12/03/18)	100	95,375

Security	Par (000)	Value

Oil & Gas Services (continued)
KCA Deutag UK Finance PLC, 9.88%, 04/01/22
(Call 04/01/20)(a)	$200	$193,000
McDermott Technology Americas Inc./McDermott Technology U.S. Inc., 10.63%, 05/01/24 (Call 05/01/21)(a)	390	353,925
Nine Energy Service Inc., 8.75%, 11/01/23 (Call 11/01/20)(a)	100	101,625
Oceaneering International Inc. 4.65%, 11/15/24 (Call 08/15/24)	50	46,423
6.00%, 02/01/28 (Call 11/01/27)	100	97,489
Pioneer Energy Services Corp., 6.13%, 03/15/22 (Call 12/03/18)	50	42,625
SESI LLC 7.13%, 12/15/21 (Call 12/03/18)	75	74,438
7.75%, 09/15/24 (Call 09/15/20)	150	147,375
Transocean Phoenix 2 Ltd., 7.75%, 10/15/24
(Call 10/15/20)(a)	220	227,425
Transocean Proteus Ltd., 6.25%, 12/01/24 (Call 12/01/20)(a)	85	84,681
USA Compression Partners LP/USA Compression Finance Corp., 6.88%, 04/01/26 (Call 04/01/21)(a)	135	136,350
Weatherford International LLC, 9.88%, 03/01/25
(Call 12/01/24)(a)(b)	100	78,750
Weatherford International Ltd. 4.50%, 04/15/22 (Call 01/15/22)	170	126,650
5.95%, 04/15/42 (Call 10/17/41)	50	32,250
6.50%, 08/01/36	100	66,500
6.75%, 09/15/40	125	84,062
7.00%, 03/15/38(b)	150	101,250
7.75%, 06/15/21 (Call 05/15/21)(b)	200	166,000
8.25%, 06/15/23 (Call 03/15/23)(b)	125	95,312
9.88%, 02/15/24 (Call 11/15/23)(b)	275	214,500
Welltec A/S, 9.50%, 12/01/22 (Call 12/01/19)(a)	200	206,000

		3,804,006

Packaging & Containers — 2.6%
ARD Finance SA (7.88% PIK), 7.13%, 09/15/23
(Call 09/15/19)(b)(c)	125	121,172
ARD Securities Finance SARL (8.75% PIK), 8.75%, 01/31/23 (Call 09/15/19)(a)(c)	209	200,772
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc. 4.25%, 09/15/22 (Call 03/15/19)(a)	125	121,250
4.63%, 05/15/23 (Call 05/15/19)(a)	200	194,500
6.00%, 02/15/25 (Call 02/15/20)(a)(b)	200	187,500
7.25%, 05/15/24 (Call 05/15/19)(a)	500	502,500
Ball Corp. 4.00%, 11/15/23	275	266,750
4.38%, 12/15/20	200	200,000
4.88%, 03/15/26 (Call 12/15/25)(b)	175	172,594
5.00%, 03/15/22	158	160,370
5.25%, 07/01/25	175	176,750
Berry Global Inc. 4.50%, 02/15/26 (Call 02/15/21)(a)	105	98,175
5.13%, 07/15/23 (Call 12/03/18)	100	99,500
5.50%, 05/15/22 (Call 12/03/18)	125	125,000
6.00%, 10/15/22 (Call 12/03/18)	140	142,975
BWAY Holding Co. 5.50%, 04/15/24 (Call 04/15/20)(a)	275	264,000
7.25%, 04/15/25 (Call 04/15/20)(a)(b)	270	256,500
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50%, 01/15/23	200	196,000
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 09/30/26 (Call 03/31/26)	220	199,650

40	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® Broad USD High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Packaging & Containers (continued)
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 02/01/26 (Call 02/01/21)(a)	$150	$141,562
Flex Acquisition Co. Inc. 6.88%, 01/15/25 (Call 01/15/20)(a)	125	116,875
7.88%, 07/15/26 (Call 07/15/21)(a)	105	101,357
Graphic Packaging International LLC, 4.13%, 08/15/24 (Call 05/15/24)(b)	100	94,750
Intertape Polymer Group Inc., 7.00%, 10/15/26
(Call 10/15/21)(a)	50	50,000
Multi-Color Corp., 4.88%, 11/01/25 (Call 11/01/20)(a)(b)	150	137,250
OI European Group BV, 4.00%, 03/15/23 (Call 12/15/22)(a)	50	46,813
Owens-Brockway Glass Container Inc. 5.00%, 01/15/22(a)	125	123,437
5.88%, 08/15/23(a)	50	49,813
6.38%, 08/15/25(a)(b)	100	100,500
Plastipak Holdings Inc., 6.25%, 10/15/25 (Call 10/15/20)(a)	100	91,500
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 5.13%, 07/15/23 (Call 07/15/19)(a)	300	293,250
5.75%, 10/15/20 (Call 12/03/18)	775	775,286
7.00%, 07/15/24 (Call 07/15/19)(a)	175	175,109
Sealed Air Corp. 4.88%, 12/01/22 (Call 09/01/22)(a)	50	49,500
5.13%, 12/01/24 (Call 09/01/24)(a)	125	121,563
5.25%, 04/01/23 (Call 01/01/23)(a)	125	123,906
5.50%, 09/15/25 (Call 06/15/25)(a)	20	19,750
6.88%, 07/15/33(a)	125	128,750
Silgan Holdings Inc., 4.75%, 03/15/25 (Call 03/15/20)	100	94,875
W/S Packaging Holdings Inc., 9.00%, 04/15/23
(Call 04/15/20)(a)(b)	50	51,000

		6,572,804

Pharmaceuticals — 2.3%
Bausch Health Companies Inc. 5.50%, 03/01/23 (Call 12/03/18)(a)	150	142,125
5.50%, 11/01/25 (Call 11/01/20)(a)	350	343,000
5.63%, 12/01/21 (Call 12/03/18)(a)	225	221,344
5.88%, 05/15/23 (Call 12/03/18)(a)	625	596,094
6.13%, 04/15/25 (Call 04/15/20)(a)	680	625,396
6.50%, 03/15/22 (Call 03/15/19)(a)	250	258,750
7.00%, 03/15/24 (Call 03/15/20)(a)(b)	350	366,516
7.50%, 07/15/21 (Call 12/03/18)(a)	461	467,915
9.00%, 12/15/25 (Call 12/15/21)(a)	425	443,062
Bausch Health Companies Inc./U.S. 8.50%, 01/31/27 (Call 07/31/22)(a)	165	167,887
9.25%, 04/01/26 (Call 04/01/22)(a)(b)	275	288,406
Elanco Animal Health Inc. 3.91%, 08/27/21(a)	100	99,999
4.27%, 08/28/23 (Call 07/28/23)(a)	160	159,264
4.90%, 08/28/28 (Call 05/28/28)(a)(b)	140	138,304
Endo Dac/Endo Finance LLC/Endo Finco Inc. 6.00%, 07/15/23 (Call 12/03/18)(a)	400	344,000
6.00%, 02/01/25 (Call 02/01/20)(a)	200	167,500
Endo Finance LLC, 5.75%, 01/15/22 (Call 12/03/18)(a)	150	135,750
Endo Finance LLC/Endo Finco Inc. 5.38%, 01/15/23 (Call 12/03/18)(a)	150	127,875
7.25%, 01/15/22 (Call 12/03/18)(a)	75	71,063
HLF Financing Sarl LLC/Herbalife International Inc., 7.25%, 08/15/26 (Call 08/15/21)(a)	75	75,938
Horizon Pharma Inc., 6.63%, 05/01/23 (Call 12/03/18)	200	201,500

Security	Par (000)	Value

Pharmaceuticals (continued)
Horizon Pharma Inc./Horizon Pharma USA Inc., 8.75%, 11/01/24 (Call 11/01/19)(a)	$25	$26,188
NVA Holdings Inc./United States, 6.88%, 04/01/26 (Call 04/01/21)(a)	100	98,750
Owens & Minor Inc., 3.88%, 09/15/21	50	46,250
Vizient Inc., 10.38%, 03/01/24 (Call 03/01/19)(a)(b)	175	190,312

		5,803,188

Pipelines — 3.7%
American Midstream Partners LP/American Midstream Finance Corp., 9.50%, 12/15/21 (Call 12/15/18)(a)	125	122,500
Andeavor Logistics LP, Series A, 6.88%,
(Call 02/15/23)(b)(d)(e)(f)	100	97,000
Antero Midstream Partners LP/Antero Midstream Finance Corp., 5.38%, 09/15/24 (Call 09/15/19)	125	121,875
Blue Racer Midstream LLC/Blue Racer Finance Corp. 6.13%, 11/15/22 (Call 12/03/18)(a)	125	127,500
6.63%, 07/15/26 (Call 07/15/21)(a)	75	76,125
Buckeye Partners LP, 6.38%, 01/22/78 (Call 01/22/23)(b)(e)(f)	125	114,448
Cheniere Corpus Christi Holdings LLC 5.13%, 06/30/27 (Call 01/01/27)	300	294,000
5.88%, 03/31/25 (Call 10/02/24)	420	432,600
7.00%, 06/30/24 (Call 01/01/24)(b)	250	270,312
Cheniere Energy Partners LP 5.25%, 10/01/25 (Call 10/01/20)	350	343,437
5.63%, 10/01/26 (Call 10/01/21)(a)	205	201,925
CNX Midstream Partners LP/CNX Midstream Finance Corp., 6.50%, 03/15/26 (Call 03/15/21)(a)	100	97,500
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp. 5.75%, 04/01/25 (Call 04/01/20)	75	74,813
6.25%, 04/01/23 (Call 11/16/18)	150	153,000
DCP Midstream LP, Series A, 7.38%, (Call 12/15/22)(d)(e)(f)	75	71,859
DCP Midstream Operating LP 3.88%, 03/15/23 (Call 12/15/22)	150	144,000
4.75%, 09/30/21 (Call 06/30/21)(a)	100	100,250
5.35%, 03/15/20(a)	125	126,406
5.38%, 07/15/25 (Call 04/15/25)	40	40,562
5.60%, 04/01/44 (Call 10/01/43)	25	22,625
5.85%, 05/21/43 (Call 05/21/23)(a)(e)(f)	145	129,775
6.45%, 11/03/36(a)	125	129,062
6.75%, 09/15/37(a)	100	104,000
8.13%, 08/16/30	100	116,500
Enbridge Inc. 5.50%, 07/15/77 (Call 07/15/27)(e)(f)	150	133,380
6.25%, 03/01/78 (Call 03/01/28)(e)(f)	175	163,750
Series 16-A, 6.00%, 01/15/77 (Call 01/15/27)(e)(f)	200	186,991
Energy Transfer LP 4.25%, 03/15/23 (Call 12/15/22)	250	247,500
5.50%, 06/01/27 (Call 03/01/27)	125	127,069
5.88%, 01/15/24 (Call 10/15/23)	275	289,094
7.50%, 10/15/20	225	238,219
Energy Transfer Operating LP
Series A, 6.25%, (Call 02/15/23)(d)(e)(f)	200	187,000
Series B, 6.63%, (Call 02/15/28)(d)(e)(f)	100	92,000
EnLink Midstream Partners LP 4.15%, 06/01/25 (Call 03/01/25)	150	139,429
4.40%, 04/01/24 (Call 01/01/24)	100	96,363
4.85%, 07/15/26 (Call 04/15/26)	100	94,582
5.05%, 04/01/45 (Call 10/01/44)	75	59,339
5.45%, 06/01/47 (Call 12/01/46)	125	105,321

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) October 31, 2018	iShares® Broad USD High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pipelines (continued)
5.60%, 04/01/44 (Call 10/01/43)	$75	$63,809
Series C, 6.00%, (Call 12/15/22)(d)(e)(f)	100	87,135
Genesis Energy LP/Genesis Energy Finance Corp. 5.63%, 06/15/24 (Call 06/15/19)	50	45,250
6.25%, 05/15/26 (Call 02/15/21)	125	112,812
6.50%, 10/01/25 (Call 10/01/20)(b)	125	115,312
6.75%, 08/01/22 (Call 12/03/18)	275	276,375
Holly Energy Partners LP/Holly Energy Finance Corp., 6.00%, 08/01/24 (Call 08/01/19)(a)	100	100,250
Martin Midstream Partners LP/Martin Midstream Finance Corp., 7.25%, 02/15/21 (Call 12/03/18)	100	99,250
NGPL PipeCo LLC 4.38%, 08/15/22 (Call 05/15/22)(a)(b)	100	98,750
4.88%, 08/15/27 (Call 02/15/27)(a)	150	144,375
7.77%, 12/15/37(a)	100	117,000
NuStar Logistics LP 4.75%, 02/01/22 (Call 11/01/21)	50	49,438
4.80%, 09/01/20	165	164,587
5.63%, 04/28/27 (Call 01/28/27)	100	95,625
PBF Logistics LP/PBF Logistics Finance Corp., 6.88%, 05/15/23 (Call 12/03/18)	25	25,438
Plains All American Pipeline LP, Series B, 6.13%, (Call 11/15/22)(d)(e)(f)	150	140,625
Rockies Express Pipeline LLC, 6.88%, 04/15/40(a)(b)	114	123,975
SemGroup Corp. 6.38%, 03/15/25 (Call 03/15/20)(b)	75	72,563
7.25%, 03/15/26 (Call 03/15/21)	50	48,813
SemGroup Corp./Rose Rock Finance Corp. 5.63%, 07/15/22 (Call 11/16/18)(b)	100	96,000
5.63%, 11/15/23 (Call 05/15/19)	100	94,500
Summit Midstream Holdings LLC/Summit Midstream Finance Corp. 5.50%, 08/15/22 (Call 12/03/18)	150	148,500
5.75%, 04/15/25 (Call 04/15/20)	25	23,938
Summit Midstream Partners LP, Series A, 9.50%, (Call 12/15/22)(d)(e)(f)	50	49,000
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 4.75%, 10/01/23 (Call 10/01/20)(a)	100	98,938
5.50%, 09/15/24 (Call 09/15/19)(a)(b)	100	100,625
5.50%, 01/15/28 (Call 01/15/23)(a)(b)	175	172,998
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 4.13%, 11/15/19 (Call 12/03/18)	100	100,000
4.25%, 11/15/23 (Call 12/03/18)	125	119,881
5.00%, 01/15/28 (Call 01/15/23)	125	118,437
5.13%, 02/01/25 (Call 02/01/20)	75	72,938
5.25%, 05/01/23 (Call 12/03/18)	125	124,687
5.38%, 02/01/27 (Call 02/01/22)	175	170,187
5.88%, 04/15/26 (Call 04/15/21)(a)	220	221,100
6.75%, 03/15/24 (Call 09/15/19)	100	104,750

		9,469,972

Real Estate — 0.5%
Five Point Operating Co. LP/Five Point Capital Corp., 7.88%, 11/15/25 (Call 11/15/20)(a)(b)	100	99,070
Greystar Real Estate Partners LLC, 5.75%, 12/01/25 (Call 12/01/20)(a)	100	97,000
Howard Hughes Corp. (The), 5.38%, 03/15/25 (Call 03/15/20)(a)(b)	225	216,000
Hunt Companies Inc., 6.25%, 02/15/26 (Call 02/15/21)(a)	135	124,538
Kennedy-Wilson Inc., 5.88%, 04/01/24 (Call 04/01/19)	250	240,000

Security	Par (000)	Value

Real Estate (continued)
Realogy Group LLC/Realogy Co-Issuer Corp. 4.88%, 06/01/23 (Call 03/01/23)(a)(b)	$125	$113,125
5.25%, 12/01/21 (Call 12/03/18)(a)	175	171,937
WeWork Companies Inc., 7.88%, 05/01/25(a)(b)	275	252,312

		1,313,982

Real Estate Investment Trusts — 2.3%
CBL & Associates LP 5.25%, 12/01/23 (Call 09/01/23)(b)	100	84,000
5.95%, 12/15/26 (Call 09/15/26)(b)	200	166,536
CoreCivic Inc. 4.63%, 05/01/23 (Call 02/01/23)	75	70,688
4.75%, 10/15/27 (Call 07/15/27)	100	85,250
CyrusOne LP/CyrusOne Finance Corp. 5.00%, 03/15/24 (Call 03/15/20)	100	100,000
5.38%, 03/15/27 (Call 03/15/22)	100	99,250
Equinix Inc. 5.38%, 01/01/22 (Call 12/03/18)	125	127,500
5.38%, 04/01/23 (Call 12/03/18)	125	126,875
5.38%, 05/15/27 (Call 05/15/22)	250	247,500
5.75%, 01/01/25 (Call 01/01/20)	150	152,813
5.88%, 01/15/26 (Call 01/15/21)	250	254,375
ESH Hospitality Inc., 5.25%, 05/01/25 (Call 05/01/20)(a)	275	260,219
Felcor Lodging LP, 6.00%, 06/01/25 (Call 06/01/20)(b)	115	119,025
GEO Group Inc. (The) 5.88%, 01/15/22 (Call 12/03/18)	60	59,325
5.88%, 10/15/24 (Call 10/15/19)	75	69,548
6.00%, 04/15/26 (Call 04/15/21)	100	91,500
Iron Mountain Inc. 4.38%, 06/01/21 (Call 11/13/18)(a)	100	99,500
4.88%, 09/15/27 (Call 09/15/22)(a)	200	178,000
5.25%, 03/15/28 (Call 12/27/22)(a)	175	157,062
5.75%, 08/15/24 (Call 11/13/18)	100	98,125
6.00%, 08/15/23 (Call 11/13/18)	190	194,512
Iron Mountain U.S. Holdings Inc., 5.38%, 06/01/26 (Call 06/01/21)(a)	100	92,000
iStar Inc. 4.63%, 09/15/20 (Call 06/15/20)	100	99,250
5.25%, 09/15/22 (Call 09/15/19)(b)	100	96,750
6.50%, 07/01/21 (Call 12/03/18)	100	101,000
Mack-Cali Realty LP, 3.15%, 05/15/23 (Call 02/15/23)	100	88,344
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer Inc. 4.50%, 09/01/26 (Call 06/01/26)	125	113,125
4.50%, 01/15/28 (Call 10/15/27)	75	66,656
5.63%, 05/01/24 (Call 02/01/24)	200	200,250
MPT Operating Partnership LP/MPT Finance Corp. 5.00%, 10/15/27 (Call 10/15/22)	275	258,417
5.25%, 08/01/26 (Call 08/01/21)	145	139,925
6.38%, 03/01/24 (Call 03/01/19)	125	129,375
SBA Communications Corp. 4.00%, 10/01/22 (Call 10/01/19)	175	167,562
4.88%, 07/15/22 (Call 12/03/18)	175	173,469
4.88%, 09/01/24 (Call 09/01/19)	200	193,000
Starwood Property Trust Inc. 3.63%, 02/01/21 (Call 11/01/20)(a)	115	111,694
4.75%, 03/15/25 (Call 09/15/24)	100	95,250
5.00%, 12/15/21 (Call 09/15/21)	184	183,080
Uniti Group LP/Uniti Group Finance Inc./CSL Capital LLC 6.00%, 04/15/23 (Call 12/03/18)(a)	150	144,000
7.13%, 12/15/24 (Call 12/15/19)(a)	155	137,563

42	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® Broad USD High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
8.25%, 10/15/23 (Call 04/15/19)	$150	$141,375
VICI Properties 1 LLC/VICI FC Inc., 8.00%, 10/15/23 (Call 10/15/20)(b)	200	219,500

		5,793,188

Retail — 3.4%
1011778 BC ULC/New Red Finance Inc. 4.25%, 05/15/24 (Call 05/15/20)(a)(b)	300	282,000
4.63%, 01/15/22 (Call 12/03/18)(a)	250	247,781
5.00%, 10/15/25 (Call 10/15/20)(a)	600	562,500
Asbury Automotive Group Inc., 6.00%, 12/15/24 (Call 12/15/19)(b)	155	152,287
Beacon Roofing Supply Inc., 4.88%, 11/01/25
(Call 11/01/20)(a)(b)	300	269,250
Brinker International Inc. 3.88%, 05/15/23	75	70,125
5.00%, 10/01/24 (Call 07/01/24)(a)(b)	50	47,000
Carvana Co., 8.88%, 10/01/23 (Call 10/01/20)(a)	80	75,600
Cumberland Farms Inc., 6.75%, 05/01/25 (Call 05/01/20)(a)	50	51,375
DriveTime Automotive Group Inc./Bridgecrest Acceptance Corp., 8.00%, 06/01/21 (Call 12/03/18)(a)(b)	25	25,625
Ferrellgas LP/Ferrellgas Finance Corp. 6.50%, 05/01/21 (Call 12/03/18)	105	93,975
6.75%, 01/15/22 (Call 12/03/18)(b)	185	160,487
6.75%, 06/15/23 (Call 06/15/19)(b)	50	43,125
GameStop Corp. 5.50%, 10/01/19 (Call 12/03/18)(a)	50	50,000
6.75%, 03/15/21 (Call 12/03/18)(a)(b)	125	125,937
Golden Nugget Inc. 6.75%, 10/15/24 (Call 10/15/19)(a)	275	274,312
8.75%, 10/01/25 (Call 10/01/20)(a)	125	128,437
Group 1 Automotive Inc. 5.00%, 06/01/22 (Call 12/03/18)(b)	150	146,250
5.25%, 12/15/23 (Call 12/15/18)(a)	50	48,125
Guitar Center Escrow Issuer Inc., 9.50%, 10/15/21 (Call 03/15/19)(a)(b)	175	170,187
Hot Topic Inc., 9.25%, 06/15/21 (Call 12/03/18)(a)	70	69,125
IRB Holding Corp., 6.75%, 02/15/26 (Call 02/15/21)(a)	95	90,963
JC Penney Corp. Inc. 5.88%, 07/01/23 (Call 07/01/19)(a)	200	173,000
6.38%, 10/15/36(b)	100	38,250
7.40%, 04/01/37	50	20,000
8.63%, 03/15/25 (Call 03/15/21)(a)(b)	135	87,750
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC 4.75%, 06/01/27 (Call 06/01/22)(a)	220	206,800
5.00%, 06/01/24 (Call 06/01/19)(a)	275	271,219
5.25%, 06/01/26 (Call 06/01/21)(a)	200	196,500
KGA Escrow LLC, 7.50%, 08/15/23 (Call 08/15/20)(a)(b)	75	77,063
L Brands Inc. 5.25%, 02/01/28	100	85,280
5.63%, 02/15/22	140	141,400
5.63%, 10/15/23	100	98,880
6.63%, 04/01/21	170	177,225
6.69%, 01/15/27	90	84,600
6.75%, 07/01/36	200	165,250
6.88%, 11/01/35	250	212,500
6.95%, 03/01/33	50	39,400
Lithia Motors Inc., 5.25%, 08/01/25 (Call 08/01/20)(a)	50	47,125
Neiman Marcus Group Ltd. LLC, 8.00%, 10/15/21 (Call 12/03/18)(a)	200	120,000

Security	Par (000)	Value

Retail (continued)
Neiman Marcus Group Ltd. LLC(9.50% PIK), 8.75%, 10/15/21 (Call 12/03/18)(a)(c)	$131	$79,217
Party City Holdings Inc., 6.63%, 08/01/26 (Call 08/01/21)(a)	130	126,425
Penske Automotive Group Inc. 5.50%, 05/15/26 (Call 05/15/21)	150	142,500
5.75%, 10/01/22 (Call 12/03/18)	110	111,512
PetSmart Inc. 5.88%, 06/01/25 (Call 06/01/20)(a)	270	210,600
7.13%, 03/15/23 (Call 12/03/18)(a)	325	227,500
8.88%, 06/01/25 (Call 06/01/20)(a)	150	103,875
PF Chang’s China Bistro Inc., 10.25%, 06/30/20
(Call 12/03/18)(a)	25	23,750
QVC Inc. 4.38%, 03/15/23 4.45%, 02/15/25 (Call 11/15/24)	100 270	98,204 256,687
4.85%, 04/01/24	125	123,251
5.13%, 07/02/22	200	202,425
5.45%, 08/15/34 (Call 02/15/34)	88	78,002
5.95%, 03/15/43	25	22,310
Rite Aid Corp. 6.13%, 04/01/23 (Call 12/03/18)(a)(b)	350	297,281
7.70%, 02/15/27	50	35,000
Sally Holdings LLC/Sally Capital Inc., 5.63%, 12/01/25 (Call 12/01/20)(b)	150	139,305
Signet UK Finance PLC, 4.70%, 06/15/24 (Call 03/15/24)(b)	50	46,938
Sonic Automotive Inc. 5.00%, 05/15/23 (Call 12/03/18)	50	46,504
6.13%, 03/15/27 (Call 03/15/22)	25	22,688
SRS Distribution Inc., 8.25%, 07/01/26 (Call 07/01/21)(a)(b)	85	79,688
Staples Inc., 8.50%, 09/15/25 (Call 09/15/20)(a)(b)	200	181,000
Suburban Propane Partners LP/Suburban Energy Finance Corp. 5.50%, 06/01/24 (Call 06/01/19)	150	142,500
5.75%, 03/01/25 (Call 03/01/20)	50	46,750
5.88%, 03/01/27 (Call 03/01/22)	50	45,625
Yum! Brands Inc. 3.75%, 11/01/21 (Call 08/01/21)	100	97,750
3.88%, 11/01/20 (Call 08/01/20)	150	148,875
3.88%, 11/01/23 (Call 08/01/23)	100	94,500
6.88%, 11/15/37	100	100,500

		8,757,870

Semiconductors — 0.7%
Advanced Micro Devices Inc. 7.00%, 07/01/24 (Call 07/01/19)	25	26,031
7.50%, 08/15/22	100	109,500
Amkor Technology Inc., 6.38%, 10/01/22 (Call 12/03/18)	125	125,781
Entegris Inc., 4.63%, 02/10/26 (Call 11/10/20)(a)(b)	150	139,359
Micron Technology Inc., 5.50%, 02/01/25 (Call 08/01/19)(b)	125	127,047
NXP BV/NXP Funding LLC 3.88%, 09/01/22(a)	325	314,031
4.13%, 06/15/20(a)(b)	125	124,538
4.13%, 06/01/21(a)	240	238,500
4.63%, 06/15/22(a)	200	198,750
4.63%, 06/01/23(a)	125	123,906
Qorvo Inc., 5.50%, 07/15/26 (Call 07/15/21)(a)	125	125,313
Sensata Technologies UK Financing Co. PLC, 6.25%, 02/15/26 (Call 02/15/21)(a)	200	203,500

		1,856,256

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) October 31, 2018	iShares® Broad USD High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Software — 2.7%
ACI Worldwide Inc., 5.75%, 08/15/26 (Call 08/15/21)(a)	$90	$90,000
Ascend Learning LLC, 6.88%, 08/01/25 (Call 08/01/20)(a)	19	18,905
Blackboard Inc., 9.75%, 10/15/21 (Call 12/03/18)(a)(b)	50	36,500
Camelot Finance SA, 7.88%, 10/15/24 (Call 10/15/19)(a)	125	123,750
CDK Global Inc. 4.88%, 06/01/27 (Call 06/01/22)	150	140,438
5.00%, 10/15/24 (Call 07/15/24)	150	148,080
5.88%, 06/15/26 (Call 06/15/21)	95	95,713
Change Healthcare Holdings LLC/Change Healthcare Finance Inc., 5.75%, 03/01/25 (Call 03/01/20)(a)	225	219,937
Dun & Bradstreet Corp. (The), 4.63%, 12/01/22 (Call 09/01/22)	100	100,988
Fair Isaac Corp., 5.25%, 05/15/26 (Call 02/15/26)(a)	85	83,831
First Data Corp. 5.00%, 01/15/24 (Call 01/15/19)(a)	325	320,937
5.38%, 08/15/23 (Call 11/13/18)(a)	250	252,187
5.75%, 01/15/24 (Call 01/15/19)(a)	500	503,125
7.00%, 12/01/23 (Call 12/01/18)(a)	700	725,900
Genesys Telecommunications Laboratories Inc./Greeneden Lux 3 Sarl/Greeneden U.S. Ho, 10.00%, 11/30/24 (Call 11/30/19)(a)	150	162,750
Infor Software Parent LLC/Infor Software Parent Inc. (7.88% PIK), 7.13%, 05/01/21 (Call 12/03/18)(a)(c)	165	164,588
Infor U.S. Inc. 5.75%, 08/15/20 (Call 11/16/18)(a)	125	126,406
6.50%, 05/15/22 (Call 11/16/18)	325	324,187
Informatica LLC, 7.13%, 07/15/23 (Call 11/16/18)(a)(b)	125	127,539
IQVIA Inc. 4.88%, 05/15/23 (Call 12/03/18)(a)	125	123,673
5.00%, 10/15/26 (Call 10/15/21)(a)	325	313,219
j2 Cloud Services LLC/j2 Global Co-Obligor Inc., 6.00%, 07/15/25 (Call 07/15/20)(a)(b)	150	148,500
MSCI Inc. 4.75%, 08/01/26 (Call 08/01/21)(a)	165	159,225
5.25%, 11/15/24 (Call 11/15/19)(a)	27	27,203
5.38%, 05/15/27 (Call 05/15/22)(a)	150	148,500
5.75%, 08/15/25 (Call 08/15/20)(a)(b)	200	205,500
Nuance Communications Inc. 5.38%, 08/15/20 (Call 12/03/18)(a)	26	26,016
5.63%, 12/15/26 (Call 12/15/21)	175	171,500
Open Text Corp. 5.63%, 01/15/23 (Call 12/03/18)(a)	140	141,071
5.88%, 06/01/26 (Call 06/01/21)(a)	175	175,875
PTC Inc., 6.00%, 05/15/24 (Call 05/15/19)(b)	125	127,813
Rackspace Hosting Inc., 8.63%, 11/15/24 (Call 11/15/19)(a)	250	235,000
Riverbed Technology Inc., 8.88%, 03/01/23
(Call 12/03/18)(a)(b)	150	137,625
RP Crown Parent LLC, 7.38%, 10/15/24 (Call 10/15/19)(a)	25	25,625
Solera LLC/Solera Finance Inc., 10.50%, 03/01/24 (Call 03/01/19)(a)	375	406,886
Sophia LP/Sophia Finance Inc., 9.00%, 09/30/23 (Call 12/03/18)(a)	25	25,875
TIBCO Software Inc., 11.38%, 12/01/21 (Call 12/03/18)(a)	50	53,000
Veritas U.S. Inc./Veritas Bermuda Ltd. 7.50%, 02/01/23 (Call 02/01/19)(a)	200	189,500
10.50%, 02/01/24 (Call 02/01/19)(a)(b)	200	172,000

		6,779,367

Storage & Warehousing — 0.2%
Algeco Global Finance 2 PLC, 10.00%, 08/15/23 (Call 02/15/20)(a)	200	202,000

Security	Par (000)	Value

Storage & Warehousing (continued)
Algeco Global Finance PLC, 8.00%, 02/15/23
(Call 02/15/20)(a)(b)	$200	$201,000

		403,000

Telecommunications — 8.7%
Anixter Inc. 5.13%, 10/01/21(b)	100	100,500
5.50%, 03/01/23(b)	100	100,750
C&W Senior Financing DAC 6.88%, 09/15/27 (Call 09/15/22)(a)	200	190,500
7.50%, 10/15/26 (Call 10/15/21)(a)	200	200,500
CenturyLink Inc. 5.63%, 04/01/25 (Call 01/01/25)(b)	125	120,000
Series G, 6.88%, 01/15/28	100	94,500
Series P, 7.60%, 09/15/39	250	215,000
Series S, 6.45%, 06/15/21	290	296,525
Series T, 5.80%, 03/15/22	300	298,890
Series U, 7.65%, 03/15/42	100	86,000
Series V, 5.63%, 04/01/20	250	253,125
Series W, 6.75%, 12/01/23(b)	150	153,000
Series Y, 7.50%, 04/01/24 (Call 01/01/24)(b)	175	183,750
Cincinnati Bell Inc. 7.00%, 07/15/24 (Call 09/15/19)(a)	25	22,438
8.00%, 10/15/25 (Call 10/15/20)(a)	225	204,750
CommScope Inc. 5.00%, 06/15/21 (Call 11/13/18)(a)	250	249,187
5.50%, 06/15/24 (Call 06/15/19)(a)	90	86,963
CommScope Technologies LLC 5.00%, 03/15/27 (Call 03/15/22)(a)	150	133,901
6.00%, 06/15/25 (Call 06/15/20)(a)	325	316,062
Consolidated Communications Inc., 6.50%, 10/01/22 (Call 12/03/18)(b)	100	92,050
Embarq Corp., 8.00%, 06/01/36	300	285,750
Frontier Communications Corp. 6.88%, 01/15/25 (Call 10/15/24)(b)	225	127,125
7.13%, 01/15/23	150	99,750
7.63%, 04/15/24	150	90,000
8.50%, 04/01/26 (Call 04/01/21)(a)	310	287,912
8.75%, 04/15/22	75	58,313
9.00%, 08/15/31	225	138,375
10.50%, 09/15/22 (Call 06/15/22)	500	416,250
11.00%, 09/15/25 (Call 06/15/25)	775	567,687
Gogo Intermediate Holdings LLC/Gogo Finance Co. Inc., 12.50%, 07/01/22 (Call 07/01/19)(a)(b)	100	108,750
GTT Communications Inc., 7.88%, 12/31/24
(Call 12/31/19)(a)(b)	125	117,500
HC2 Holdings Inc., 11.00%, 12/01/19 (Call 12/01/18)(a)	230	228,275
Hughes Satellite Systems Corp. 5.25%, 08/01/26	175	166,250
6.63%, 08/01/26	125	119,063
7.63%, 06/15/21	350	371,175
Inmarsat Finance PLC 4.88%, 05/15/22 (Call 12/03/18)(a)	225	220,392
6.50%, 10/01/24 (Call 10/01/19)(a)(b)	200	197,250
Intelsat Connect Finance SA, 9.50%, 02/15/23
(Call 08/15/20)(a)	275	264,000
Intelsat Jackson Holdings SA 5.50%, 08/01/23 (Call 12/03/18)	400	358,000
7.50%, 04/01/21 (Call 11/01/18)	196	198,450
8.00%, 02/15/24 (Call 02/15/19)(a)	292	305,505
8.50%, 10/15/24 (Call 10/15/20)(a)	505	496,162

44	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® Broad USD High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Telecommunications (continued)
9.50%, 09/30/22(a)	$125	$145,000
9.75%, 07/15/25 (Call 07/15/21)(a)	300	314,250
Intelsat Luxembourg SA 7.75%, 06/01/21 (Call 12/03/18)	225	212,625
8.13%, 06/01/23 (Call 12/17/18)	125	105,234
Iridium Communications Inc., 10.25%, 04/15/23
(Call 04/15/20)(a)	60	65,400
Koninklijke KPN NV, 7.00%, 03/28/73 (Call 03/28/23)(a)(e)(f)	125	130,031
Level 3 Financing Inc. 5.13%, 05/01/23 (Call 12/03/18)	175	173,687
5.25%, 03/15/26 (Call 03/15/21)	140	134,400
5.38%, 08/15/22 (Call 12/03/18)	200	200,500
5.38%, 01/15/24 (Call 01/15/19)	200	198,000
5.38%, 05/01/25 (Call 05/01/20)	140	136,675
5.63%, 02/01/23 (Call 12/03/18)	150	150,563
Level 3 Parent LLC, 5.75%, 12/01/22 (Call 12/03/18)	125	124,661
Millicom International Cellular SA, 6.00%, 03/15/25 (Call 03/15/20)(a)	200	198,000
Nokia OYJ 3.38%, 06/12/22	150	143,625
4.38%, 06/12/27	125	117,563
6.63%, 05/15/39(b)	100	104,250
Plantronics Inc., 5.50%, 05/31/23 (Call 12/03/18)(a)	150	146,250
Qualitytech LP/QTS Finance Corp., 4.75%, 11/15/25 (Call 11/15/20)(a)	50	46,625
Qwest Capital Funding Inc., 7.75%, 02/15/31	100	89,750
Qwest Corp. 6.75%, 12/01/21	250	260,922
6.88%, 09/15/33 (Call 12/03/18)(b)	200	193,443
7.25%, 09/15/25	50	53,294
Sable International Finance Ltd., 6.88%, 08/01/22 (Call 12/03/18)(a)	380	396,625
Sprint Capital Corp. 6.88%, 11/15/28	500	491,875
6.90%, 05/01/19	250	253,272
8.75%, 03/15/32	400	437,000
Sprint Communications Inc. 6.00%, 11/15/22	450	454,219
7.00%, 03/01/20(a)	150	155,438
7.00%, 08/15/20	350	362,250
11.50%, 11/15/21	275	322,437
Sprint Corp. 7.13%, 06/15/24	470	480,575
7.25%, 09/15/21(b)	500	522,500
7.63%, 02/15/25 (Call 11/15/24)	375	389,531
7.63%, 03/01/26 (Call 11/01/25)(b)	315	327,600
7.88%, 09/15/23	850	907,375
Telecom Italia Capital SA 6.00%, 09/30/34	125	112,813
6.38%, 11/15/33(b)	150	137,250
7.20%, 07/18/36(b)	350	343,486
7.72%, 06/04/38(b)	150	151,875
Telecom Italia SpA/Milano, 5.30%, 05/30/24(a)(b)	400	377,000
Telefonaktiebolaget LM Ericsson, 4.13%, 05/15/22	200	196,387
Telesat Canada/Telesat LLC, 8.88%, 11/15/24
(Call 11/15/19)(a)(b)	125	133,125
T-Mobile USA Inc. 4.00%, 04/15/22 (Call 03/16/22)	200	197,500
4.50%, 02/01/26 (Call 02/01/21)	190	177,829
4.75%, 02/01/28 (Call 02/01/23)	275	254,375

Security	Par (000)	Value

Telecommunications (continued)
5.13%, 04/15/25 (Call 04/15/20)	$165	$162,525
5.38%, 04/15/27 (Call 04/15/22)	125	122,188
6.00%, 03/01/23 (Call 11/13/18)	200	205,068
6.00%, 04/15/24 (Call 04/15/19)	240	246,000
6.38%, 03/01/25 (Call 09/01/19)	370	381,562
6.50%, 01/15/24 (Call 01/15/19)	150	155,250
6.50%, 01/15/26 (Call 01/15/21)	450	473,625
U.S. Cellular Corp., 6.70%, 12/15/33(b)	75	76,219
ViaSat Inc., 5.63%, 09/15/25 (Call 09/15/20)(a)	125	115,781
Wind Tre SpA, 5.00%, 01/20/26 (Call 11/03/20)(a)	400	340,480
Windstream Services LLC/Windstream Finance Corp. 8.63%, 10/31/25 (Call 10/31/20)(a)	150	140,250
9.00%, 06/30/25 (Call 06/30/21)(a)	231	166,251
10.50%, 06/30/24 (Call 06/30/20)(a)	75	60,750

		22,293,359

Textiles — 0.1%
Eagle Intermediate Global Holding BV/Ruyi U.S. Finance LLC, 7.50%, 05/01/25 (Call 05/01/21)(a)	150	145,125

Toys, Games & Hobbies — 0.3%
Mattel Inc. 2.35%, 08/15/21 (Call 07/15/21)	200	179,500
3.15%, 03/15/23 (Call 12/15/22)	50	42,550
4.35%, 10/01/20(b)	100	98,969
5.45%, 11/01/41 (Call 05/01/41)	50	40,000
6.20%, 10/01/40	50	40,750
6.75%, 12/31/25 (Call 12/31/20)(a)(b)	330	315,975

		717,744

Transportation — 0.5%
Global Ship Lease Inc., 9.88%, 11/15/22 (Call 11/15/19)(a)	200	190,500
Hornbeck Offshore Services Inc. 5.00%, 03/01/21 (Call 12/03/18)(b)	100	71,500
5.88%, 04/01/20 (Call 12/03/18)(b)	25	18,938
Kenan Advantage Group Inc. (The), 7.88%, 07/31/23 (Call 12/03/18)(a)(b)	25	25,125
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., 8.13%, 11/15/21 (Call 12/03/18)(a)	125	104,844
Navios Maritime Holdings Inc./Navios Maritime Finance II U.S. Inc. 7.38%, 01/15/22 (Call 12/03/18)(a)	150	113,250
11.25%, 08/15/22 (Call 12/03/18)(a)	25	21,750
Neovia Logistics Services LLC/SPL Logistics Finance Corp., 8.88%, 08/01/20 (Call 12/03/18)(a)	50	44,750
Teekay Corp., 8.50%, 01/15/20	25	25,375
Teekay Offshore Partners LP/Teekay Offshore Finance Corp., 8.50%, 07/15/23 (Call 07/15/20)(a)(b)	150	151,875
Watco Companies LLC/Watco Finance Corp., 6.38%, 04/01/23 (Call 12/03/18)(a)	100	101,375
XPO CNW Inc., 6.70%, 05/01/34	50	50,018
XPO Logistics Inc. 6.13%, 09/01/23 (Call 09/01/19)(a)(b)	90	92,178
6.50%, 06/15/22 (Call 12/03/18)(a)	175	179,375

		1,190,853

Trucking & Leasing — 0.7%
AerCap Global Aviation Trust, 6.50%, 06/15/45 (Call 06/15/25)(a)(b)(e)(f)	250	256,250
Avolon Holdings Funding Ltd. 5.13%, 10/01/23 (Call 09/01/23)(a)	175	171,719
5.50%, 01/15/23 (Call 12/15/22)(a)	150	149,250

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) October 31, 2018	iShares® Broad USD High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par/ Shares (000)	Value

Trucking & Leasing (continued)
Fly Leasing Ltd., 5.25%, 10/15/24 (Call 10/15/20)	$200	$190,000
Fortress Transportation & Infrastructure Investors LLC 6.50%, 10/01/25 (Call 10/01/21)(a)	85	83,513
6.75%, 03/15/22 (Call 03/15/20)(a)	100	102,250
Park Aerospace Holdings Ltd. 4.50%, 03/15/23 (Call 02/15/23)(a)	200	190,276
5.25%, 08/15/22(a)	400	397,000
5.50%, 02/15/24(a)	250	247,562

		1,787,820

Total Corporate Bonds & Notes — 97.3% (Cost: $259,684,568)		248,697,609

Short-Term Investments

Money Market Funds — 21.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.36%(h)(i)(j)	51,291	51,300,942
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.11%(h)(i)	4,392	4,392,306

		55,693,248

Total Short-Term Investments — 21.8% (Cost: $55,687,666)		55,693,248

Total Investments in Securities — 119.1% (Cost: $315,372,234)		304,390,857

Other Assets, Less Liabilities — (19.1)%		(48,858,107)

Net Assets — 100.0%		$255,532,750

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	All or a portion of this security is on loan.
(c)	Payment-in-kind (“PIK”) bond which gives the issuer an option to make coupon payments in cash or in the form of additional bonds. Stated interest rate represents the cash coupon rate.
(d)	Perpetual security with no stated maturity date.
(e)	Security is issued at a fixed coupon rate, which converts to a variable rate at a specified date. Reference index and spread are provided if the rate is currently floating.
(f)	Variable or floating rate security. Rate shown is the rate in effect as of period-end.
(g)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(h)	Affiliate of the Fund.
(i)	Annualized 7-day yield as of period-end.
(j)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 10/31/17 (000)	Net Activity (000)	Shares Held at 10/31/18 (000)	Value at 10/31/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	—	51,291	51,291	$51,300,942	$235,154	(b)	$(3,476)	$5,582
BlackRock Cash Funds: Treasury, SL Agency Shares	4,399	(7)	4,392	4,392,306	49,515		—	—

				$55,693,248	$284,669		$(3,476)	$5,582

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

46	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® Broad USD High Yield Corporate Bond ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Corporate Bonds & Notes	$—	$248,697,609	$—	$248,697,609
Money Market Funds	55,693,248	—	—	55,693,248

	$55,693,248	$248,697,609	$—	$304,390,857

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments October 31, 2018	iShares® Fallen Angels USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Aerospace & Defense — 3.5%
Arconic Inc. 5.40%, 04/15/21 (Call 01/15/21)	$525	$530,822
5.87%, 02/23/22	400	405,972
5.90%, 02/01/27	350	348,250
5.95%, 02/01/37	255	246,075
6.15%, 08/15/20(a)	340	350,231
6.75%, 01/15/28(a)	135	131,518
Bombardier Inc., 7.45%, 05/01/34(a)(b)	100	98,519
Leonardo U.S. Holdings Inc. 6.25%, 01/15/40(b)	100	98,500
7.38%, 07/15/39(a)(b)	150	174,045

		2,383,932

Airlines — 0.2%
UAL Pass Through Trust, Series 2007-1A, 6.64%, 01/02/24	106	110,858

Apparel — 0.4%
Under Armour Inc., 3.25%, 06/15/26 (Call 03/15/26)	340	298,384

Auto Parts & Equiptment — 0.3%
Cooper Tire & Rubber Co., 8.00%, 12/15/19	100	104,006
Goodyear Tire & Rubber Co. (The), 7.00%, 03/15/28	75	74,337

		178,343

Banks — 9.8%
Barclays Bank PLC, 6.86%, (Call 06/15/32)(b)(c)(d)(e)	100	107,227
Barclays PLC 4.38%, 09/11/24	600	572,340
4.84%, 05/09/28 (Call 05/07/27)	800	740,320
5.20%, 05/12/26	650	631,683
Citigroup Capital III, 7.63%, 12/01/36(a)	100	126,306
Deutsche Bank AG 4.30%, 05/24/28 (Call 05/24/23)(d)(e)	975	878,319
4.50%, 04/01/25	775	709,404
Dresdner Funding Trust I, 8.15%, 06/30/31 (Call 06/30/29)(b)	500	621,625
Intesa Sanpaolo SpA, 5.02%, 06/26/24(b)	1,100	976,679
RBS Capital Trust II, 6.43%, (Call 01/03/34)(c)(d)(e)	225	269,111
Royal Bank of Scotland Group PLC, 7.65%, (Call 09/30/31)(c)(d)(e)	425	530,604
Standard Chartered PLC, 7.01%, (Call 07/30/37)(b)(c)(d)(e)	400	411,124

		6,574,742

Chemicals — 2.8%
CF Industries Inc. 3.45%, 06/01/23	425	403,291
4.95%, 06/01/43(a)	425	362,313
5.15%, 03/15/34(a)	400	367,640
5.38%, 03/15/44	425	378,675
7.13%, 05/01/20	250	260,250
HB Fuller Co., 4.00%, 02/15/27 (Call 11/15/26)	150	130,089

		1,902,258

Commercial Services — 1.3%
ADT Security Corp. (The) 3.50%, 07/15/22	537	499,571
4.13%, 06/15/23	392	363,482

		863,053

Computers — 3.8%
Dell Inc. 4.63%, 04/01/21	150	150,316
5.40%, 09/10/40	150	127,742
5.88%, 06/15/19	75	75,784

Security	Par (000)	Value

Computers (continued)
6.50%, 04/15/38	$175	$164,855
7.10%, 04/15/28	150	159,445
EMC Corp. 2.65%, 06/01/20	900	876,690
3.38%, 06/01/23 (Call 03/01/23)	466	435,127
Leidos Holdings Inc. 4.45%, 12/01/20 (Call 09/01/20)	225	224,829
Series 1, 5.95%, 12/01/40 (Call 06/01/40)	75	71,945
Leidos Inc. 5.50%, 07/01/33(a)	100	90,218
7.13%, 07/01/32	185	195,277

		2,572,228

Cosmetics & Personal Care — 1.7%
Avon Products Inc. 6.60%, 03/15/20	225	224,251
7.00%, 03/15/23	275	239,371
8.95%, 03/15/43	125	104,375
Edgewell Personal Care Co. 4.70%, 05/19/21	295	294,911
4.70%, 05/24/22(a)	315	308,029

		1,170,937

Diversified Financial Services — 3.6%
Ally Financial Inc., 8.00%, 11/01/31	275	329,717
Navient Corp. 5.50%, 01/25/23	600	588,612
5.63%, 08/01/33	320	261,430
7.25%, 01/25/22	400	416,704
8.00%, 03/25/20	775	809,154

		2,405,617

Electric — 1.3%
SCANA Corp. 4.13%, 02/01/22 (Call 11/01/21)	124	122,490
4.75%, 05/15/21 (Call 02/15/21)(a)	125	125,704
6.25%, 04/01/20	200	204,508
Talen Energy Supply LLC 4.60%, 12/15/21 (Call 09/15/21)	470	440,075
6.00%, 12/15/36	25	12,449

		905,226

Electronics — 0.7%
Ingram Micro Inc. 5.00%, 08/10/22 (Call 02/10/22)	150	148,413
5.45%, 12/15/24 (Call 09/15/24)(a)	300	292,899

		441,312

Engineering & Construction — 0.2%
AECOM Global II LLC/URS Fox U.S. LP, 5.00%, 04/01/22 (Call 01/01/22)	125	122,771

Food — 2.4%
New Albertsons LP 7.45%, 08/01/29(a)	400	336,344
7.75%, 06/15/26	100	87,761
8.00%, 05/01/31	225	193,473
8.70%, 05/01/30(a)	125	112,272
Series C, 6.63%, 06/01/28	75	57,874
Safeway Inc. 5.00%, 08/15/19	125	125,725
7.25%, 02/01/31(a)	286	282,474
Tesco PLC, 6.15%, 11/15/37(b)	425	448,082

		1,644,005

48	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® Fallen Angels USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Forest Products & Paper — 0.4%
Smurfit Kappa Treasury Funding DAC, 7.50%, 11/20/25(a)	$125	$146,645
Stora Enso OYJ, 7.25%, 04/15/36(b)	100	118,406

		265,051

Health Care - Services — 1.4%
HCA Inc. 7.05%, 12/01/27	50	52,814
7.50%, 11/15/95	100	98,789
7.69%, 06/15/25	225	247,113
8.36%, 04/15/24(a)	70	79,823
Magellan Health Inc., 4.40%, 09/22/24 (Call 07/22/24)	275	264,104
Tenet Healthcare Corp., 6.88%, 11/15/31	235	207,080

		949,723

Home Builders — 1.5%
MDC Holdings Inc. 5.50%, 01/15/24 (Call 10/15/23)	155	151,582
6.00%, 01/15/43 (Call 10/15/42)	285	228,123
PulteGroup Inc. 6.00%, 02/15/35	175	158,987
6.38%, 05/15/33	225	210,204
7.88%, 06/15/32(a)	160	168,920
Toll Brothers Finance Corp., 6.75%, 11/01/19(a)	100	102,416

		1,020,232

Insurance — 2.6%
Genworth Holdings Inc. 4.90%, 08/15/23	100	88,251
6.50%, 06/15/34	135	113,733
7.20%, 02/15/21	200	203,408
7.63%, 09/24/21	375	381,949
7.70%, 06/15/20	205	210,656
Liberty Mutual Group Inc., 7.80%, 03/15/37(b)	410	468,585
MBIA Inc. 5.70%, 12/01/34	75	52,736
6.40%, 08/15/22 (Call 12/10/18)	100	97,782
Provident Financing Trust I, 7.41%, 03/15/38(a)	115	123,625

		1,740,725

Internet — 1.0%
Symantec Corp. 3.95%, 06/15/22 (Call 03/15/22)(a)	230	222,120
4.20%, 09/15/20	450	450,122

		672,242

Iron & Steel — 1.8%
Allegheny Ludlum LLC, 6.95%, 12/15/25(a)	25	25,268
Allegheny Technologies Inc. 5.95%, 01/15/21 (Call 10/15/20)(a)	250	251,180
7.88%, 08/15/23 (Call 05/15/23)	405	426,947
Carpenter Technology Corp. 4.45%, 03/01/23 (Call 12/01/22)(a)	200	196,288
5.20%, 07/15/21 (Call 04/15/21)	35	35,514
Cleveland-Cliffs Inc., 6.25%, 10/01/40	175	143,684
U.S. Steel Corp., 6.65%, 06/01/37	200	169,980

		1,248,861

Lodging — 2.2%
Choice Hotels International Inc., 5.70%, 08/28/20(a)	150	155,253
Wyndham Destinations Inc. 3.90%, 03/01/23 (Call 12/01/22)	200	186,326
4.15%, 04/01/24 (Call 02/01/24)	200	192,722
4.25%, 03/01/22 (Call 12/01/21)	425	411,383
4.50%, 04/01/27 (Call 01/01/27)	200	185,522

Security	Par (000)	Value

Lodging (continued)
5.63%, 03/01/21	$125	$126,496
6.35%, 10/01/25 (Call 07/01/25)	200	199,500

		1,457,202

Media — 1.6%
Belo Corp. 7.25%, 09/15/27	110	112,787
7.75%, 06/01/27	100	106,571
Liberty Interactive LLC 8.25%, 02/01/30	410	432,636
8.50%, 07/15/29	50	52,669
McClatchy Co. (The), 6.88%, 03/15/29(a)	125	158,534
Virgin Media Secured Finance PLC, 5.25%, 01/15/21	200	202,340

		1,065,537

Mining — 5.2%
Freeport-McMoRan Inc. 3.10%, 03/15/20	250	246,355
3.55%, 03/01/22 (Call 12/01/21)(a)	410	388,807
3.88%, 03/15/23 (Call 12/15/22)	630	584,004
4.00%, 11/14/21	100	97,500
4.55%, 11/14/24 (Call 08/14/24)	175	162,059
5.40%, 11/14/34 (Call 05/14/34)	225	197,894
5.45%, 03/15/43 (Call 09/15/42)	425	360,111
Teck Resources Ltd. 4.50%, 01/15/21 (Call 10/15/20)	25	25,060
5.20%, 03/01/42 (Call 09/01/41)	295	261,821
5.40%, 02/01/43 (Call 08/01/42)	25	22,775
6.00%, 08/15/40 (Call 02/15/40)	250	245,850
6.13%, 10/01/35	275	280,657
6.25%, 07/15/41 (Call 01/15/41)	625	624,331

		3,497,224

Office & Business Equipment — 1.9%
Lexmark International Inc., 7.13%, 03/15/20	150	133,343
Pitney Bowes Inc. 3.88%, 09/15/20	150	147,527
3.88%, 10/01/21 (Call 09/01/21)	325	308,201
4.38%, 05/15/22 (Call 04/15/22)	225	204,700
4.63%, 03/15/24 (Call 12/15/23)(a)	250	219,940
4.70%, 04/01/23 (Call 03/01/23)(a)	275	245,253

		1,258,964

Oil & Gas — 13.2%
Diamond Offshore Drilling Inc. 3.45%, 11/01/23 (Call 08/01/23)	125	106,515
4.88%, 11/01/43 (Call 05/01/43)	400	276,888
5.70%, 10/15/39	275	204,047
Energen Corp., 4.63%, 09/01/21 (Call 06/01/21)	225	224,924
Ensco PLC 4.50%, 10/01/24 (Call 07/01/24)	375	305,100
5.20%, 03/15/25 (Call 12/15/24)(a)	500	412,040
5.75%, 10/01/44 (Call 04/01/44)	550	385,220
Global Marine Inc., 7.00%, 06/01/28(a)	175	169,929
Murphy Oil Corp. 4.00%, 06/01/22 (Call 03/01/22)	325	313,631
4.45%, 12/01/22 (Call 09/01/22)	375	365,167
5.88%, 12/01/42 (Call 06/01/42)	175	155,456
7.05%, 05/01/29	150	157,500
Nabors Industries Inc. 4.63%, 09/15/21	355	342,575
5.00%, 09/15/20	400	396,912

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (continued) October 31, 2018	iShares® Fallen Angels USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas (continued)
5.10%, 09/15/23 (Call 06/15/23)	$200	$182,726
5.50%, 01/15/23 (Call 11/15/22)(a)	325	305,744
Noble Holding International Ltd. 5.25%, 03/15/42	275	188,997
6.05%, 03/01/41	200	145,514
6.20%, 08/01/40	200	145,620
7.95%, 04/01/25 (Call 01/01/25)(a)	305	276,788
8.95%, 04/01/45 (Call 10/01/44)(a)	225	212,398
Pride International LLC, 7.88%, 08/15/40	100	90,005
Rowan Companies Inc. 4.75%, 01/15/24 (Call 10/15/23)	200	172,152
4.88%, 06/01/22 (Call 03/01/22)	350	334,960
5.40%, 12/01/42 (Call 06/01/42)	270	191,179
5.85%, 01/15/44 (Call 07/15/43)	175	129,659
7.88%, 08/01/19	100	102,836
Southwestern Energy Co. 4.10%, 03/15/22 (Call 12/15/21)(a)	630	620,279
6.20%, 01/23/25 (Call 10/23/24)(a)	545	528,966
Transocean Inc. 5.80%, 10/15/22 (Call 07/15/22)(a)	250	241,635
6.50%, 11/15/20	150	153,819
6.80%, 03/15/38	605	487,007
7.50%, 04/15/31	325	296,559
8.38%, 12/15/21	150	160,503
9.35%, 12/15/41	125	124,176

		8,907,426

Oil & Gas Services — 2.8%
Oceaneering International Inc., 4.65%, 11/15/24 (Call 09/30/24)	250	233,262
SESI LLC, 7.13%, 12/15/21 (Call 12/15/18)	365	362,967
Weatherford International Ltd. 4.50%, 04/15/22 (Call 01/15/22)	365	269,746
5.13%, 09/15/20	250	219,525
5.95%, 04/15/42 (Call 10/17/41)	150	96,747
6.50%, 08/01/36	450	297,000
6.75%, 09/15/40	310	209,210
7.00%, 03/15/38(a)	200	134,954
9.88%, 03/01/39	125	93,134

		1,916,545

Packaging & Containers — 1.3%
Crown Cork & Seal Co. Inc., 7.38%, 12/15/26	225	240,984
Pactiv LLC 7.95%, 12/15/25	235	243,441
8.38%, 04/15/27	110	116,212
Sealed Air Corp., 6.88%, 07/15/33(a)(b)	250	257,487

		858,124

Pharmaceuticals — 0.5%
Owens & Minor Inc. 3.88%, 09/15/21	175	162,374
4.38%, 12/15/24 (Call 09/15/24)(a)	175	146,193

		308,567

Pipelines — 6.2%
DCP Midstream Operating LP 3.88%, 03/15/23 (Call 12/15/22)	300	289,584
4.75%, 09/30/21 (Call 06/30/21)(b)	280	280,694
4.95%, 04/01/22 (Call 01/01/22)	250	251,477
5.35%, 03/15/20(b)	250	252,922
5.60%, 04/01/44 (Call 10/01/43)	225	203,639
6.45%, 11/03/36(b)	125	129,179

Security	Par (000)	Value

Pipelines (continued)
6.75%, 09/15/37(b)	$275	$286,929
8.13%, 08/16/30	150	172,788
EnLink Midstream Partners LP 4.15%, 06/01/25 (Call 03/01/25)	400	371,980
4.40%, 04/01/24 (Call 01/01/24)	350	337,137
4.85%, 07/15/26 (Call 04/15/26)	275	260,095
5.05%, 04/01/45 (Call 10/01/44)	225	182,250
5.45%, 06/01/47 (Call 12/01/46)	300	253,410
5.60%, 04/01/44 (Call 10/01/43)	175	149,951
IFM U.S. Colonial Pipeline 2 LLC, 6.45%, 05/01/21 (Call 02/01/21)(b)	100	104,905
NGPL PipeCo LLC, 7.77%, 12/15/37(b)	260	304,931
NuStar Logistics LP 4.75%, 02/01/22 (Call 11/01/21)	125	123,695
4.80%, 09/01/20	250	249,408

		4,204,974

Real Estate Investment Trusts — 1.5%
CBL & Associates LP 4.60%, 10/15/24 (Call 07/15/24)	200	160,242
5.25%, 12/01/23 (Call 09/01/23)(a)	250	210,015
5.95%, 12/15/26 (Call 09/15/26)(a)	325	272,048
Mack-Cali Realty LP 3.15%, 05/15/23 (Call 02/15/23)	150	132,874
4.50%, 04/18/22 (Call 01/18/22)	225	217,501

		992,680

Retail — 4.6%
Bed Bath & Beyond Inc. 3.75%, 08/01/24 (Call 05/01/24)	175	153,060
4.92%, 08/01/34 (Call 02/01/34)	175	124,786
Brinker International Inc. 3.88%, 05/15/23	150	140,688
5.00%, 10/01/24 (Call 07/01/24)(a)(b)	200	188,730
Gap Inc. (The), 5.95%, 04/12/21 (Call 01/12/21)	675	696,971
JC Penney Corp. Inc. 6.38%, 10/15/36(a)	225	86,211
7.40%, 04/01/37	185	73,489
7.63%, 03/01/97(a)	200	72,346
L Brands Inc. 6.95%, 03/01/33	175	138,240
7.60%, 07/15/37	175	139,564
Rite Aid Corp., 7.70%, 02/15/27	150	104,177
Signet UK Finance PLC, 4.70%, 06/15/24 (Call 03/15/24)(a)	200	187,606
Yum! Brands Inc. 3.75%, 11/01/21 (Call 08/01/21)	150	147,232
3.88%, 11/01/20 (Call 08/01/20)	230	228,181
3.88%, 11/01/23 (Call 08/01/23)	325	307,372
5.35%, 11/01/43 (Call 05/01/43)	150	130,716
6.88%, 11/15/37	175	175,973

		3,095,342

Software — 0.9%
CDK Global Inc., 5.00%, 10/15/24 (Call 07/15/24)	380	374,897
Dun & Bradstreet Corp. (The) 4.25%, 06/15/20 (Call 05/15/20)	125	126,102
4.63%, 12/01/22 (Call 09/01/22)	125	126,194

		627,193

Telecommunications — 13.2%
CenturyLink Inc.
Series G, 6.88%, 01/15/28	150	141,002
Series P, 7.60%, 09/15/39	225	193,736

50	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® Fallen Angels USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Telecommunications (continued)
Series Q, 6.15%, 09/15/19	$50	$50,750
Series S, 6.45%, 06/15/21	350	358,211
Series T, 5.80%, 03/15/22	400	399,732
Series U, 7.65%, 03/15/42	195	167,862
Embarq Corp., 8.00%, 06/01/36	830	790,724
Frontier Communications Corp., 9.00%, 08/15/31	550	342,479
Frontier Florida LLC, Series E, 6.86%, 02/01/28	200	174,552
Frontier North Inc., Series G, 6.73%, 02/15/28	50	42,818
Nokia of America Corp., 6.45%, 03/15/29	100	101,072
Nokia OYJ, 6.63%, 05/15/39(a)	275	287,218
Qwest Capital Funding Inc. 6.88%, 07/15/28	110	98,428
7.75%, 02/15/31	250	223,765
Qwest Corp. 6.75%, 12/01/21(a)	275	288,239
6.88%, 09/15/33 (Call 09/15/19)	325	314,272
7.13%, 11/15/43 (Call 11/15/18)	75	73,097
Sprint Capital Corp. 6.88%, 11/15/28	1,025	1,007,493
8.75%, 03/15/32	875	956,226
Sprint Communications Inc., 9.25%, 04/15/22	100	113,088
Telecom Italia Capital SA 6.00%, 09/30/34(a)	438	395,089
6.38%, 11/15/33(a)	575	529,897
7.20%, 07/18/36(a)	450	442,476
7.72%, 06/04/38(a)	500	506,660
Telefonaktiebolaget LM Ericsson, 4.13%, 05/15/22	580	570,587
U.S. Cellular Corp., 6.70%, 12/15/33(a)	325	332,176

		8,901,649
Toys, Games & Hobbies — 1.1%
Mattel Inc. 2.35%, 08/15/21 (Call 07/15/21)	300	269,724
3.15%, 03/15/23 (Call 12/15/22)(a)	125	106,258
4.35%, 10/01/20(a)	150	148,651
5.45%, 11/01/41 (Call 05/01/41)	150	120,366
6.20%, 10/01/40	125	101,915

		746,914

Security	Par/ Shares (000)	Value

Transportation — 0.3%
XPO CNW Inc., 6.70%, 05/01/34	$175	$175,135

Total Corporate Bonds & Notes — 97.2% (Cost: $68,622,640)		65,483,976

Short-Term Investments

Money Market Funds — 15.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.36%(f)(g)(h)	9,771	9,772,632
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.11%(f)(g)	663	662,753

		10,435,385

Total Short-Term Investments — 15.5% (Cost: $10,434,230)		10,435,385

Total Investments in Securities — 112.7% (Cost: $79,056,870)		75,919,361

Other Assets, Less Liabilities — (12.7)%		(8,582,666)

Net Assets — 100.0%		$67,336,695

(a)	All or a portion of this security is on loan.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Perpetual security with no stated maturity date.
(d)	Security is issued at a fixed coupon rate, which converts to a variable rate at a specified date. Reference index and spread are provided if the rate is currently floating.
(e)	Variable or floating rate security. Rate shown is the rate in effect as of period-end.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period-end.
(h)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 10/31/17 (000)	Shares Purchased (000)		Shares Sold (000)	Shares Held at 10/31/18 (000)	Value at 10/31/18	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Cash Funds: Institutional, SL Agency Shares	1,854	7,917	(b)	—	9,771	$9,772,632	$50,393	(c)	$(801)		$939
BlackRock Cash Funds: Treasury, SL Agency Shares	641	22	(b)	—	663	662,753	12,779		—		—
iShares iBoxx $ High Yield Corporate Bond ETF	—	6		(6)	—	—	722		1,922		—

						$10,435,385	$63,894		$1,121		$939

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (continued) October 31, 2018	iShares® Fallen Angels USD Bond ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Corporate Bonds & Notes	$—	$65,483,976	$—	$65,483,976
Money Market Funds	10,435,385	—	—	10,435,385

	$10,435,385	$65,483,976	$—	$75,919,361

See notes to financial statements.

52	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2018	iShares® iBoxx $ High Yield ex Oil & Gas Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Aerospace & Defense — 3.0%
Arconic Inc., 5.87%, 02/23/22	$100	$101,354
Bombardier Inc. 6.00%, 10/15/22 (Call 12/03/18)(a)	50	49,188
7.50%, 03/15/25 (Call 03/15/20)(a)	25	25,000
8.75%, 12/01/21(a)	25	26,935
KLX Inc., 5.88%, 12/01/22 (Call 12/01/18)(a)	15	15,452
TransDigm Inc. 6.38%, 06/15/26 (Call 06/15/21)	25	24,500
6.50%, 07/15/24 (Call 07/15/19)(b)	50	50,406

		292,835
Airlines — 0.3%
American Airlines Group Inc., 5.50%, 10/01/19(a)	25	25,256

Apparel — 0.2%
Hanesbrands Inc., 4.88%, 05/15/26 (Call 02/15/26)(a)(b)	20	18,950

Auto Manufacturers — 0.5%
Navistar International Corp., 6.63%, 11/01/25 (Call 11/01/20)(a)	25	25,479
Tesla Inc., 5.30%, 08/15/25 (Call 08/15/20)(a)(b)	25	22,240

		47,719
Auto Parts & Equiptment — 0.8%
American Axle & Manufacturing Inc., 6.50%, 04/01/27
(Call 04/01/22)	25	23,813
Dana Inc., 5.50%, 12/15/24 (Call 12/15/19)	25	24,087
Goodyear Tire & Rubber Co. (The), 5.13%, 11/15/23
(Call 12/03/18)	30	29,223

		77,123
Banks — 1.3%
CIT Group Inc. 5.38%, 05/15/20	75	76,739
6.13%, 03/09/28(b)	15	15,545
Fifth Third Bancorp., 5.10%, (Call 06/30/23)(c)(d)(e)	25	23,848
Freedom Mortgage Corp., 8.25%, 04/15/25 (Call 04/15/21)(a)	15	13,845

		129,977
Building Materials — 0.7%
Standard Industries Inc./NJ 4.75%, 01/15/28 (Call 01/15/23)(a)	25	22,344
5.38%, 11/15/24 (Call 11/15/19)(a)	50	47,942

		70,286
Chemicals — 2.0%
Ashland LLC, 4.75%, 08/15/22 (Call 05/15/22)(b)	15	14,869
Blue Cube Spinco LLC, 9.75%, 10/15/23 (Call 10/15/20)(b)	20	22,200
CF Industries Inc., 3.45%, 06/01/23	20	18,937
Chemours Co. (The), 6.63%, 05/15/23 (Call 12/03/18)	16	16,360
Hexion Inc. 6.63%, 04/15/20 (Call 12/03/18)	30	26,550
10.38%, 02/01/22 (Call 02/01/19)(a)	15	13,418
NOVA Chemicals Corp., 4.88%, 06/01/24 (Call 03/03/24)(a)	45	41,400
Olin Corp., 5.00%, 02/01/30 (Call 02/01/24)(b)	10	8,908
Platform Specialty Products Corp., 6.50%, 02/01/22
(Call 12/03/18)(a)	20	20,256
Tronox Inc., 6.50%, 04/15/26 (Call 04/15/21)(a)(b)	15	13,678

		196,576
Commercial Services — 3.4%
ADT Security Corp. (The), 6.25%, 10/15/21	25	25,812
APX Group Inc., 7.63%, 09/01/23 (Call 09/01/19)(b)	6	5,340

Security	Par (000)	Value

Commercial Services (continued)
Avis Budget Car Rental LLC/Avis Budget Finance Inc., 5.50%, 04/01/23 (Call 12/03/18)(b)	$20	$19,450
Hertz Corp. (The) 6.25%, 10/15/22 (Call 12/03/18)(b)	25	21,883
7.38%, 01/15/21 (Call 12/03/18)	25	24,687
Nielsen Finance LLC/Nielsen Finance Co., 5.00%, 04/15/22 (Call 12/03/18)(a)	35	33,973
Prime Security Services Borrower LLC/Prime Finance Inc., 9.25%, 05/15/23 (Call 05/15/19)(a)	49	51,778
Refinitiv U.S. Holdings Inc. 6.25%, 05/15/26 (Call 11/15/21)(a)	20	19,850
8.25%, 11/15/26 (Call 11/15/21)(a)	20	19,400
ServiceMaster Co. LLC (The), 5.13%, 11/15/24
(Call 11/15/19)(a)	25	24,082
United Rentals North America Inc. 4.88%, 01/15/28 (Call 01/15/23)	25	22,524
5.50%, 07/15/25 (Call 07/15/20)	50	48,875
5.50%, 05/15/27 (Call 05/15/22)	25	23,717

		341,371
Computers — 1.8%
Banff Merger Sub Inc., 9.75%, 09/01/26 (Call 09/01/21)(a)	25	24,135
Dell International LLC/EMC Corp. 5.88%, 06/15/21 (Call 11/16/18)(a)	25	25,406
7.13%, 06/15/24 (Call 06/15/19)(a)	25	26,410
Exela Intermediate LLC/Exela Finance Inc., 10.00%, 07/15/23 (Call 07/15/20)(a)	25	25,869
Harland Clarke Holdings Corp., 9.25%, 03/01/21
(Call 12/03/18)(a)(b)	10	8,850
NCR Corp., 5.88%, 12/15/21 (Call 12/03/18)	25	24,973
West Corp., 8.50%, 10/15/25 (Call 10/15/20)(a)	15	13,550
Western Digital Corp., 4.75%, 02/15/26 (Call 11/15/25)	30	27,713

		176,906
Cosmetics & Personal Care — 0.7%
Avon Products Inc., 7.00%, 03/15/23	10	8,737
Edgewell Personal Care Co., 4.70%, 05/24/22	15	14,631
First Quality Finance Co. Inc., 5.00%, 07/01/25
(Call 07/01/20)(a)	45	41,400

		64,768
Diversified Financial Services — 6.6%
Ally Financial Inc. 5.13%, 09/30/24	50	50,723
8.00%, 03/15/20	50	52,497
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 6.00%, 08/01/20 (Call 12/03/18)	25	25,210
6.25%, 02/01/22 (Call 02/01/19)	25	25,250
6.75%, 02/01/24 (Call 02/01/20)	25	25,106
Jefferies Finance LLC/JFIN Co-Issuer Corp., 6.88%, 04/15/22 (Call 12/03/18)(a)	200	200,000
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.25%, 10/01/25 (Call 10/01/20)(a)	15	13,853
Nationstar Mortgage Holdings Inc., 9.13%, 07/15/26
(Call 07/15/21)(a)	25	25,363
Navient Corp. 5.50%, 01/25/23	50	49,098
6.75%, 06/25/25(b)	10	9,739
6.75%, 06/15/26	5	4,774
7.25%, 09/25/23(b)	25	25,934
8.00%, 03/25/20	25	26,105

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (continued) October 31, 2018	iShares® iBoxx $ High Yield ex Oil & Gas Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services (continued)
Quicken Loans Inc. 5.25%, 01/15/28 (Call 01/15/23)(a)	$20	$17,783
5.75%, 05/01/25 (Call 05/01/20)(a)	15	14,481
Springleaf Finance Corp. 5.25%, 12/15/19	25	25,228
6.13%, 05/15/22	25	25,102
6.88%, 03/15/25	25	23,875
7.13%, 03/15/26	10	9,475

		649,596
Electric — 2.6%
AES Corp./VA, 6.00%, 05/15/26 (Call 05/15/21)	25	25,542
Calpine Corp. 5.38%, 01/15/23 (Call 12/03/18)	25	23,688
5.75%, 01/15/25 (Call 10/15/19)(b)	35	31,318
DPL Inc., 7.25%, 10/15/21 (Call 07/15/21)	15	15,928
NextEra Energy Operating Partners LP, 4.50%, 09/15/27 (Call 06/15/27)(a)	25	23,039
NRG Energy Inc. 6.25%, 05/01/24 (Call 05/01/19)	25	25,600
7.25%, 05/15/26 (Call 05/15/21)	25	26,604
Talen Energy Supply LLC 6.50%, 06/01/25 (Call 06/01/20)	15	11,191
10.50%, 01/15/26 (Call 01/15/22)(a)	10	8,720
Vistra Energy Corp. 7.38%, 11/01/22 (Call 12/03/18)	50	51,937
7.63%, 11/01/24 (Call 11/01/19)	15	15,899

		259,466
Electrical Components & Equipment — 0.2%
Energizer Holdings Inc., 5.50%, 06/15/25 (Call 06/15/20)(a)	25	24,263

Electronics — 0.2%
Sensata Technologies BV, 5.00%, 10/01/25(a)	25	24,047

Energy - Alternate Sources — 0.1%
TerraForm Power Operating LLC, 5.00%, 01/31/28 (Call 07/31/27)(a)	15	13,383

Engineering & Construction — 0.2%
AECOM, 5.88%, 10/15/24 (Call 07/15/24)	20	20,350

Entertainment — 1.8%
AMC Entertainment Holdings Inc., 5.88%, 11/15/26 (Call 11/15/21)	40	36,618
Caesars Resort Collection LLC/CRC Finco Inc., 5.25%, 10/15/25 (Call 10/15/20)(a)(b)	25	23,266
Cinemark USA Inc., 4.88%, 06/01/23 (Call 12/03/18)	15	14,644
Eldorado Resorts Inc., 6.00%, 09/15/26 (Call 09/15/21)(a)(b)	25	24,508
Scientific Games International Inc., 10.00%, 12/01/22 (Call 12/03/18)	30	31,425
Six Flags Entertainment Corp., 4.88%, 07/31/24 (Call 07/31/19)(a)	25	23,590
Stars Group Holdings BV/Stars Group US Co-Borrower LLC, 7.00%, 07/15/26 (Call 07/15/21)(a)	25	25,331

		179,382
Environmental Control — 0.4%
Covanta Holding Corp., 5.88%, 03/01/24 (Call 03/01/19)	15	14,902
Hulk Finance Corp., 7.00%, 06/01/26 (Call 06/01/21)(a)	25	23,082

		37,984

Security	Par (000)	Value

Food — 3.6%
Albertsons Companies LLC/Safeway Inc./New Albertson’s LP/Albertson’s LLC, 6.63%, 06/15/24 (Call 06/15/19)	$25	$23,652
B&G Foods Inc., 5.25%, 04/01/25 (Call 04/01/20)(b)	25	23,754
ESAL GmbH, 6.25%, 02/05/23 (Call 12/03/18)(a)	200	196,250
Lamb Weston Holdings Inc., 4.63%, 11/01/24 (Call 11/01/21)(a)	25	24,487
Post Holdings Inc. 5.00%, 08/15/26 (Call 08/15/21)(a)	25	22,997
5.75%, 03/01/27 (Call 03/01/22)(a)	50	47,669
TreeHouse Foods Inc., 6.00%, 02/15/24 (Call 02/15/19)(a)(b)	15	14,963

		353,772
Health Care - Products — 1.3%
Avantor Inc. 6.00%, 10/01/24 (Call 10/01/20)(a)	25	24,902
9.00%, 10/01/25 (Call 10/01/20)(a)(b)	25	25,272
DJO Finance LLC/DJO Finance Corp., 8.13%, 06/15/21 (Call 12/03/18)(a)	15	15,101
Kinetic Concepts Inc./KCI USA Inc., 12.50%, 11/01/21 (Call 05/01/19)(a)	10	10,815
Mallinckrodt International Finance SA, 4.75%, 04/15/23	10	8,180
Mallinckrodt International Finance SA/Mallinckrodt CB LLC, 5.63%, 10/15/23 (Call 12/03/18)(a)	30	25,612
Ortho-Clinical Diagnostics Inc./Ortho-Clinical Diagnostics SA, 6.63%, 05/15/22 (Call 12/03/18)(a)	20	19,220

		129,102
Health Care - Services — 9.2%
Centene Corp. 4.75%, 01/15/25 (Call 01/15/20)	25	24,688
5.38%, 06/01/26 (Call 06/01/21)(a)	25	25,375
6.13%, 02/15/24 (Call 02/15/19)(b)	30	31,316
CHS/Community Health Systems Inc. 5.13%, 08/01/21 (Call 12/03/18)(b)	30	28,350
6.25%, 03/31/23 (Call 03/31/20)	40	36,788
6.88%, 02/01/22 (Call 12/03/18)	40	20,100
11.00%, 06/30/23 (Call 06/30/20)(a)(b)(f)	40	33,400
DaVita Inc., 5.00%, 05/01/25 (Call 05/01/20)	50	47,010
Encompass Health Corp., 5.75%, 11/01/24 (Call 12/03/18)	25	24,957
Envision Healthcare Corp., 8.75%, 10/15/26 (Call 10/15/21)(a)	20	19,369
HCA Inc. 4.50%, 02/15/27 (Call 08/15/26)	40	38,758
5.25%, 06/15/26 (Call 12/15/25)	50	50,865
5.38%, 02/01/25	75	75,308
6.50%, 02/15/20	125	129,062
7.50%, 02/15/22(b)	50	54,337
LifePoint Health Inc., 5.88%, 12/01/23 (Call 12/03/18)	25	26,156
Tenet Healthcare Corp. 4.63%, 07/15/24 (Call 07/15/20)	80	77,108
6.00%, 10/01/20	60	61,518
8.13%, 04/01/22	65	67,600
WellCare Health Plans Inc. 5.25%, 04/01/25 (Call 04/01/20)	25	24,938
5.38%, 08/15/26 (Call 08/15/21)(a)(b)	15	14,981

		911,984
Home Builders — 1.7%
Brookfield Residential Properties Inc., 6.50%, 12/15/20 (Call 12/03/18)(a)	25	25,000
K Hovnanian Enterprises Inc., 10.00%, 07/15/22 (Call 07/15/19)(a)	25	24,125

54	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® iBoxx $ High Yield ex Oil & Gas Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Home Builders (continued)
Lennar Corp. 4.13%, 01/15/22 (Call 10/15/21)	$20	$19,446
4.88%, 12/15/23 (Call 09/15/23)	35	34,211
5.88%, 11/15/24 (Call 05/15/24)	10	10,063
PulteGroup Inc., 5.50%, 03/01/26 (Call 12/01/25)	20	19,600
Toll Brothers Finance Corp., 4.88%, 03/15/27 (Call 12/15/26)(b)	25	23,062
TRI Pointe Group Inc./TRI Pointe Homes Inc., 5.88%, 06/15/24	15	13,988

		169,495
Household Products & Wares — 0.4%
Kronos Acquisition Holdings Inc., 9.00%, 08/15/23 (Call 12/03/18)(a)	25	22,219
Spectrum Brands Inc., 5.75%, 07/15/25 (Call 07/15/20)	20	19,450

		41,669
Insurance — 0.8%
Genworth Holdings Inc., 7.70%, 06/15/20	30	30,773
HUB International Ltd., 7.00%, 05/01/26 (Call 05/01/21)(a)	20	19,498
Voya Financial Inc., 5.65%, 05/15/53 (Call 05/15/23)(d)(e)	25	24,723

		74,994
Internet — 1.9%
Netflix Inc. 4.38%, 11/15/26	40	36,638
5.50%, 02/15/22	35	35,696
5.88%, 11/15/28(a)	25	24,563
Symantec Corp., 5.00%, 04/15/25 (Call 04/15/20)(a)	25	23,599
VeriSign Inc., 4.63%, 05/01/23 (Call 12/03/18)	15	14,998
Zayo Group LLC/Zayo Capital Inc. 5.75%, 01/15/27 (Call 01/15/22)(a)	25	24,505
6.00%, 04/01/23 (Call 12/03/18)	30	30,595

		190,594
Iron & Steel — 1.0%
AK Steel Corp., 7.00%, 03/15/27 (Call 03/15/22)(b)	25	22,286
Allegheny Technologies Inc., 7.88%, 08/15/23 (Call 05/15/23)	10	10,540
Cleveland-Cliffs Inc., 5.75%, 03/01/25 (Call 03/01/20)	15	14,175
Steel Dynamics Inc., 5.50%, 10/01/24 (Call 10/01/19)(b)	30	30,134
U.S. Steel Corp., 6.25%, 03/15/26 (Call 03/15/21)	25	23,563

		100,698
Leisure Time — 0.1%
VOC Escrow Ltd., 5.00%, 02/15/28 (Call 02/15/23)(a)	10	9,400

Lodging — 3.3%
Boyd Gaming Corp. 6.00%, 08/15/26 (Call 08/15/21)(b)	20	19,365
6.88%, 05/15/23 (Call 11/16/18)	25	25,969
Diamond Resorts International Inc. 7.75%, 09/01/23 (Call 09/01/19)(a)(b)	40	40,950
10.75%, 09/01/24 (Call 09/01/19)(a)	25	24,496
Hilton Domestic Operating Co. Inc., 5.13%, 05/01/26 (Call 05/01/21)(a)	25	24,438
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp., 6.75%, 11/15/21 (Call 12/03/18)(a)	15	15,375
MGM Resorts International, 6.63%, 12/15/21	100	104,538
Wyndham Destinations Inc., 3.90%, 03/01/23 (Call 12/01/22)	12	11,076
Wyndham Hotels & Resorts Inc., 5.38%, 04/15/26 (Call 04/15/21)(a)	15	14,531
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.25%, 05/15/27 (Call 02/15/27)(a)	10	9,022
5.50%, 03/01/25 (Call 12/01/24)(a)	35	33,294

		323,054

Security	Par (000)	Value

Machinery — 0.4%
BlueLine Rental Finance Corp./BlueLine Rental LLC, 9.25%, 03/15/24 (Call 11/01/18)(a)	$40	$41,806

Media — 16.0%
Altice Financing SA, 6.63%, 02/15/23 (Call 12/03/18)(a)	200	197,625
Altice France SA/France, 7.38%, 05/01/26 (Call 05/01/21)(a)	200	191,656
AMC Networks Inc., 4.75%, 08/01/25 (Call 08/01/21)	25	23,208
Cablevision Systems Corp., 5.88%, 09/15/22(b)	30	30,112
CCO Holdings LLC/CCO Holdings Capital Corp. 5.00%, 02/01/28 (Call 08/01/22)(a)(b)	25	23,313
5.13%, 05/01/23 (Call 12/03/18)(a)	50	49,812
5.13%, 05/01/27 (Call 05/01/22)(a)	50	46,945
5.25%, 09/30/22 (Call 12/03/18)	25	25,172
5.75%, 02/15/26 (Call 02/15/21)(a)(b)	100	98,969
Clear Channel Worldwide Holdings Inc.
Series B, 6.50%, 11/15/22 (Call 12/03/18)	35	35,612
Series B, 7.63%, 03/15/20 (Call 12/03/18)	25	25,000
CSC Holdings LLC 5.25%, 06/01/24	50	48,187
6.75%, 11/15/21	25	26,136
DISH DBS Corp. 5.88%, 07/15/22	100	94,425
6.75%, 06/01/21	50	50,500
7.75%, 07/01/26(b)	25	22,156
Gray Television Inc., 5.13%, 10/15/24 (Call 10/15/19)(a)(b)	35	33,261
Meredith Corp., 6.88%, 02/01/26 (Call 02/01/21)(a)(b)	25	25,000
Nexstar Broadcasting Inc., 5.63%, 08/01/24 (Call 08/01/19)(a)	25	23,938
Sinclair Television Group Inc., 6.13%, 10/01/22 (Call 11/16/18)(b)	20	20,350
Sirius XM Radio Inc. 3.88%, 08/01/22 (Call 08/01/20)(a)	35	33,819
5.38%, 04/15/25 (Call 04/15/20)(a)	50	49,275
Tribune Media Co., 5.88%, 07/15/22 (Call 11/13/18)(b)	25	25,406
Unitymedia GmbH, 6.13%, 01/15/25 (Call 01/15/20)(a)	200	205,550
Univision Communications Inc., 5.13%, 05/15/23 (Call 12/03/18)(a)	25	23,550
Viacom Inc., 5.88%, 02/28/57 (Call 02/28/22)(d)(e)	25	24,023
Ziggo Bond Finance BV, 6.00%, 01/15/27 (Call 01/15/22)(a)(b)	150	133,312

		1,586,312
Metal Fabricate & Hardware — 0.2%
Novelis Corp., 5.88%, 09/30/26 (Call 09/30/21)(a)(b)	25	23,469

Mining — 1.3%
FMG Resources August 2006 Pty Ltd., 5.13%, 05/15/24 (Call 02/15/24)(a)(b)	25	23,661
Freeport-McMoRan Inc. 3.10%, 03/15/20	35	34,412
3.88%, 03/15/23 (Call 12/15/22)	75	69,547

		127,620
Office & Business Equipment — 0.5%
CDW LLC/CDW Finance Corp., 5.00%, 09/01/23 (Call 12/03/18)	25	24,804
Pitney Bowes Inc., 4.70%, 04/01/23 (Call 03/01/23)	25	22,243

		47,047
Packaging & Containers — 4.4%
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc., 4.63%, 05/15/23 (Call 05/15/19)(a)	300	292,500
Ball Corp., 4.00%, 11/15/23	35	33,966
Berry Global Inc., 4.50%, 02/15/26 (Call 02/15/21)(a)	25	23,322
BWAY Holding Co., 7.25%, 04/15/25 (Call 04/15/20)(a)(b)	25	23,750

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments (continued) October 31, 2018	iShares® iBoxx $ High Yield ex Oil & Gas Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Packaging & Containers (continued)
Reynolds Group Issuer Inc./Reynolds Group
Issuer LLC/Reynolds Group Issuer Lu 5.13%, 07/15/23 (Call 07/15/19)(a)	$15	$14,681
5.75%, 10/15/20 (Call 12/03/18)	48	48,456

		436,675
Pharmaceuticals — 3.7%
Bausch Health Companies Inc. 5.50%, 03/01/23 (Call 12/03/18)(a)	35	33,047
5.50%, 11/01/25 (Call 11/01/20)(a)	15	14,727
5.88%, 05/15/23 (Call 12/03/18)(a)	100	95,792
6.13%, 04/15/25 (Call 04/15/20)(a)	25	23,052
6.50%, 03/15/22 (Call 03/15/19)(a)	25	25,906
9.00%, 12/15/25 (Call 12/15/21)(a)	15	15,643
Bausch Health Companies Inc./U.S. 8.50%, 01/31/27 (Call 07/31/22)(a)	10	10,225
9.25%, 04/01/26 (Call 04/01/22)(a)	15	15,762
Endo Finance LLC/Endo Finco Inc., 5.38%, 01/15/23 (Call 12/03/18)(a)	60	51,225
Teva Pharmaceutical Finance Netherlands III BV 2.80%, 07/21/23	75	66,281
3.15%, 10/01/26	18	14,670

		366,330
Real Estate — 0.6%
Howard Hughes Corp. (The), 5.38%, 03/15/25 (Call 03/15/20)(a)	20	19,200
Kennedy-Wilson Inc., 5.88%, 04/01/24 (Call 04/01/19)	15	14,375
Realogy Group LLC/Realogy Co-Issuer Corp., 5.25%, 12/01/21 (Call 12/03/18)(a)	25	24,562

		58,137
Real Estate Investment Trusts — 3.0%
CBL & Associates LP, 5.95%, 12/15/26 (Call 09/15/26)(b)	15	12,461
CyrusOne LP/CyrusOne Finance Corp., 5.38%, 03/15/27 (Call 03/15/22)	10	9,950
Equinix Inc. 5.38%, 04/01/23 (Call 12/03/18)	50	50,812
5.38%, 05/15/27 (Call 05/15/22)	25	24,733
ESH Hospitality Inc., 5.25%, 05/01/25 (Call 05/01/20)(a)	20	18,950
Iron Mountain Inc. 5.25%, 03/15/28 (Call 12/27/22)(a)	20	17,960
5.75%, 08/15/24 (Call 11/13/18)	35	34,344
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer Inc., 4.50%, 09/01/26 (Call 06/01/26)	30	27,300
MPT Operating Partnership LP/MPT Finance Corp. 5.00%, 10/15/27 (Call 10/15/22)	25	23,492
5.25%, 08/01/26 (Call 08/01/21)	15	14,420
SBA Communications Corp., 4.88%, 09/01/24 (Call 09/01/19)	25	23,962
Starwood Property Trust Inc., 3.63%, 02/01/21 (Call 11/01/20)(a)	20	19,415
Uniti Group LP/Uniti Group Finance Inc./CSL Capital LLC 6.00%, 04/15/23 (Call 12/03/18)(a)	10	9,600
8.25%, 10/15/23 (Call 04/15/19)	15	14,138

		301,537
Retail — 2.8%
1011778 BC ULC/New Red Finance Inc. 4.25%, 05/15/24 (Call 05/15/20)(a)(b)	25	23,500
5.00%, 10/15/25 (Call 10/15/20)(a)	50	46,750
Golden Nugget Inc. 6.75%, 10/15/24 (Call 10/15/19)(a)(b)	25	24,937
8.75%, 10/01/25 (Call 10/01/20)(a)	25	25,687
JC Penney Corp. Inc., 8.63%, 03/15/25 (Call 03/15/21)(a)(b)	10	6,438

Security	Par (000)	Value

Retail (continued)
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 4.75%, 06/01/27 (Call 06/01/22)(a)	$25	$23,377
L Brands Inc., 5.25%, 02/01/28	20	17,050
Neiman Marcus Group Ltd. LLC, 8.00%, 10/15/21 (Call 12/03/18)(a)	15	9,075
PetSmart Inc. 5.88%, 06/01/25 (Call 06/01/20)(a)	25	19,562
7.13%, 03/15/23 (Call 12/03/18)(a)(b)	25	17,313
QVC Inc., 4.38%, 03/15/23	25	24,548
Rite Aid Corp., 6.13%, 04/01/23 (Call 12/03/18)(a)	25	21,266
Staples Inc., 8.50%, 09/15/25 (Call 09/15/20)(a)(b)	15	13,575

		273,078
Semiconductors — 2.0%
NXP BV/NXP Funding LLC, 4.13%, 06/01/21(a)	200	198,250

Software — 3.2%
CDK Global Inc., 5.88%, 06/15/26 (Call 06/15/21)	25	25,187
Change Healthcare Holdings LLC/Change Healthcare Finance Inc., 5.75%, 03/01/25 (Call 03/01/20)(a)	40	39,100
First Data Corp. 5.00%, 01/15/24 (Call 01/15/19)(a)	50	49,500
5.75%, 01/15/24 (Call 01/15/19)(a)	25	25,131
7.00%, 12/01/23 (Call 12/01/18)(a)	50	51,850
Infor U.S. Inc., 6.50%, 05/15/22 (Call 11/16/18)	25	25,008
MSCI Inc., 5.75%, 08/15/25 (Call 08/15/20)(a)(b)	25	25,632
Open Text Corp., 5.88%, 06/01/26 (Call 06/01/21)(a)	25	25,040
Rackspace Hosting Inc., 8.63%, 11/15/24 (Call 11/15/19)(a)	25	23,420
Solera LLC/Solera Finance Inc., 10.50%, 03/01/24 (Call 03/01/19)(a)	25	27,126

		316,994
Telecommunications — 9.1%
CenturyLink Inc.
Series S, 6.45%, 06/15/21	50	51,104
Series T, 5.80%, 03/15/22(b)	25	25,008
Series Y, 7.50%, 04/01/24 (Call 01/01/24)(b)	25	26,125
CommScope Technologies LLC, 6.00%, 06/15/25 (Call 06/15/20)(a)	20	19,450
Frontier Communications Corp. 6.88%, 01/15/25 (Call 10/15/24)(b)	35	19,731
8.50%, 04/01/26 (Call 04/01/21)(a)	25	23,262
10.50%, 09/15/22 (Call 06/15/22)	25	20,844
11.00%, 09/15/25 (Call 06/15/25)	50	36,813
Hughes Satellite Systems Corp., 6.63%, 08/01/26	30	28,575
Intelsat Connect Finance SA, 9.50%, 02/15/23 (Call 08/15/20)(a)	5	4,800
Intelsat Jackson Holdings SA 5.50%, 08/01/23 (Call 12/03/18)	25	22,403
8.00%, 02/15/24 (Call 02/15/19)(a)	15	15,675
8.50%, 10/15/24 (Call 10/15/20)(a)	25	24,633
9.75%, 07/15/25 (Call 07/15/21)(a)	30	31,301
Intelsat Luxembourg SA 7.75%, 06/01/21 (Call 12/03/18)	25	23,625
8.13%, 06/01/23 (Call 12/17/18)	15	12,560
Level 3 Financing Inc., 5.38%, 01/15/24 (Call 01/15/19)	50	49,384
Sprint Communications Inc., 6.00%, 11/15/22	25	25,266
Sprint Corp. 7.13%, 06/15/24	50	51,107
7.25%, 09/15/21	50	52,312
7.63%, 03/01/26 (Call 11/01/25)	20	20,800
7.88%, 09/15/23	85	90,737
Telefonaktiebolaget LM Ericsson, 4.13%, 05/15/22	25	24,522

56	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® iBoxx $ High Yield ex Oil & Gas Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par/ Shares (000)	Value

Telecommunications (continued)
T-Mobile USA Inc. 4.75%, 02/01/28 (Call 02/01/23)	$25	$23,125
6.38%, 03/01/25 (Call 09/01/19)	100	103,125
6.50%, 01/15/26 (Call 01/15/21)	50	52,750
Windstream Services LLC/Windstream Finance Corp., 9.00%, 06/30/25 (Call 06/30/21)(a)	34	24,480

		903,517
Toys, Games & Hobbies — 0.2%
Mattel Inc., 6.75%, 12/31/25 (Call 12/31/20)(a)	20	19,082

Transportation — 0.2%
XPO Logistics Inc., 6.50%, 06/15/22 (Call 12/03/18)(a)	23	23,546

Trucking & Leasing — 0.7%
Avolon Holdings Funding Ltd., 5.13%, 10/01/23 (Call 09/01/23)(a)	25	24,531
Park Aerospace Holdings Ltd., 5.25%, 08/15/22(a)	50	49,625

		74,156

Total Corporate Bonds & Notes — 98.4% (Cost: $9,895,162)		9,752,556

Short-Term Investments

Money Market Funds — 15.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.36%(g)(h)(i)	1,430	1,430,264

Security	Shares (000)	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.11%(g)(h)	117	$116,774

		1,547,038

Total Short-Term Investments — 15.6% (Cost: $1,546,841)		1,547,038

Total Investments in Securities — 114.0% (Cost: $11,442,003)		11,299,594

Other Assets, Less Liabilities — (14.0)%		(1,391,914)

Net Assets — 100.0%		$9,907,680

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	All or a portion of this security is on loan.
(c)	Perpetual security with no stated maturity date.
(d)	Security is issued at a fixed coupon rate, which converts to a variable rate at a specified date. Reference index and spread are provided if the rate is currently floating.
(e)	Variable or floating rate security. Rate shown is the rate in effect as of period-end.
(f)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(g)	Affiliate of the Fund.
(h)	Annualized 7-day yield as of period-end.
(i)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 10/31/17 (000)	Net Activity (000)	Shares Held at 10/31/18 (000)	Value at 10/31/18	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Cash Funds: Institutional, SL Agency Shares	1,656	(226)	1,430	$1,430,264	$11,136	(b)	$44		$75
BlackRock Cash Funds: Treasury, SL Agency Shares	197	(80)	117	116,774	3,320		—		—

				$1,547,038	$14,456		$44		$75

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Corporate Bonds & Notes	$—	$9,752,556	$—	$9,752,556
Money Market Funds	1,547,038	—	—	1,547,038

	$1,547,038	$9,752,556	$—	$11,299,594

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	57

Statements of Assets and Liabilities

October 31, 2018

	iShares 0-5 Year High Yield Corporate Bond ETF	iShares Broad USD High Yield Corporate Bond ETF	iShares Fallen Angels USD Bond ETF	iShares iBoxx $ High Yield ex Oil & Gas Corporate Bond ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$3,056,640,959	$248,697,609	$65,483,976	$9,752,556
Affiliated(c)	634,586,256	55,693,248	10,435,385	1,547,038
Cash	—	80,020	—	—
Receivables:
Investments sold	1,736,845	73,500	1,333,462	—
Securities lending income — Affiliated	334,523	30,429	6,114	1,034
Capital shares sold	199,992	—	—	—
Securities related to in-kind transactions	100,107	—	—	—
Dividends	62,431	7,245	1,128	227
Interest	50,523,999	4,217,719	1,041,097	156,968

Total assets	3,744,185,112	308,799,770	78,301,162	11,457,823

LIABILITIES
Bank overdraft	819,972	—	—	—
Collateral on securities loaned, at value	589,207,399	51,298,836	9,772,167	1,429,917
Payables:
Investments purchased	26,565,879	1,920,051	1,177,863	115,992
Investment advisory fees	791,934	48,133	14,437	4,234

Total liabilities	617,385,184	53,267,020	10,964,467	1,550,143

NET ASSETS	$3,126,799,928	$255,532,750	$67,336,695	$9,907,680

NET ASSETS CONSIST OF:
Paid-in capital	$3,242,580,425	$265,437,519	$70,428,425	$9,984,945
Accumulated loss	(115,780,497)	(9,904,769)	(3,091,730)	(77,265)

NET ASSETS	$3,126,799,928	$255,532,750	$67,336,695	$9,907,680

Shares outstanding	67,700,000	5,350,000	2,600,000	200,000

Net asset value	$46.19	$47.76	$25.90	$49.54

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$557,845,865	$48,436,812	$9,111,211	$1,376,855
(b) Investments, at cost — Unaffiliated	$3,124,501,217	$259,684,568	$68,622,640	$9,895,162
(c) Investments, at cost — Affiliated	$634,508,614	$55,687,666	$10,434,230	$1,546,841

See notes to financial statements.

58	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended October 31, 2018

	iShares 0-5 Year High Yield Corporate Bond ETF	iShares Broad USD High Yield Corporate Bond ETF	iShares Fallen Angels USD Bond ETF	iShares iBoxx $ High Yield ex Oil & Gas Corporate Bond ETF

INVESTMENT INCOME
Dividends — Affiliated	$1,160,394	$49,515	$13,501	$3,320
Interest — Unaffiliated	184,077,999	12,396,698	3,166,419	619,980
Securities lending income — Affiliated — net	4,149,568	235,154	50,393	11,136
Other income — Unaffiliated	457,428	70,211	53,312	1,242

Total investment income	189,845,389	12,751,578	3,283,625	635,678

EXPENSES
Investment advisory fees	9,879,442	459,322	139,169	50,466
Proxy fees	261	—	1	1

Total expenses	9,879,703	459,322	139,170	50,467

Net investment income	179,965,686	12,292,256	3,144,455	585,211

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(24,114,157)	(204,158)	(263,556)	31,064
Investments — Affiliated	(42,700)	(3,476)	1,121	44
In-kind redemptions — Unaffiliated	5,477,801	—	142,015	—

Net realized gain (loss)	(18,679,056)	(207,634)	(120,420)	31,108

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(87,952,782)	(10,839,083)	(3,848,364)	(505,373)
Investments — Affiliated	52,610	5,582	939	75

Net change in unrealized appreciation (depreciation)	(87,900,172)	(10,833,501)	(3,847,425)	(505,298)

Net realized and unrealized loss	(106,579,228)	(11,041,135)	(3,967,845)	(474,190)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$73,386,458	$1,251,121	$(823,390)	$111,021

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	59

Statements of Changes in Net Assets

	iShares 0-5 Year High Yield Corporate Bond ETF		iShares Broad USD High Yield Corporate Bond ETF
				Period From
		Year Ended	Year Ended	10/25/17 (a)
	10/31/18	10/31/17	10/31/18	to 10/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$179,965,686	$135,479,748	$12,292,256	$26,169
Net realized gain (loss)	(18,679,056)	8,151,406	(207,634)	—
Net change in unrealized appreciation (depreciation)	(87,900,172)	8,773,122	(10,833,501)	(147,876)

Net increase (decrease) in net assets resulting from operations	73,386,458	152,404,276	1,251,121	(121,707)

DISTRIBUTIONS TO SHAREHOLDERS(b)(c)
Decrease in net assets resulting from distributions to shareholders	(176,212,556)	(128,609,194)	(11,034,183)	—

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(373,359,603)	2,349,872,088	215,318,912	50,118,607

NET ASSETS(c)
Total increase (decrease) in net assets	(476,185,701)	2,373,667,170	205,535,850	49,996,900
Beginning of period	3,602,985,629	1,229,318,459	49,996,900	—

End of period	$3,126,799,928	$3,602,985,629	$255,532,750	$49,996,900

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

60	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets  (continued)

	iShares Fallen Angels USD Bond ETF		iShares iBoxx $ High Yield ex Oil & Gas Corporate Bond ETF
	Year Ended 10/31/18	Year Ended 10/31/17	Year Ended 10/31/18	Year Ended 10/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$3,144,455	$658,455	$585,211	$599,371
Net realized gain (loss)	(120,420)	218,196	31,108	61,629
Net change in unrealized appreciation (depreciation)	(3,847,425)	119,156	(505,298)	48,008

Net increase (decrease) in net assets resulting from operations	(823,390)	995,807	111,021	709,008

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(3,132,020)	(657,858)	(583,831)	(583,830)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	56,087,970	4,157,946	—	—

NET ASSETS(b)
Total increase (decrease) in net assets	52,132,560	4,495,895	(472,810)	125,178
Beginning of year	15,204,135	10,708,240	10,380,490	10,255,312

End of year	$67,336,695	$15,204,135	$9,907,680	$10,380,490

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	61

Financial Highlights

(For a share outstanding throughout each period)

	iShares 0-5 Year High Yield Corporate Bond ETF
	Year Ended 10/31/18	Year Ended 10/31/17	Year Ended 10/31/16	Year Ended 10/31/15	Year Ended 10/31/14

Net asset value, beginning of year	$47.53	$46.92	$46.49	$49.63	$50.12

Net investment income(a)	2.56	2.65	2.64	2.49	2.20
Net realized and unrealized gain (loss)(b)	(1.38)	0.58	0.40	(3.37)	(0.72)

Net increase (decrease) from investment operations	1.18	3.23	3.04	(0.88)	1.48

Distributions(c)
From net investment income	(2.52)	(2.62)	(2.61)	(2.26)	(1.97)

Total distributions	(2.52)	(2.62)	(2.61)	(2.26)	(1.97)

Net asset value, end of year	$46.19	$47.53	$46.92	$46.49	$49.63

Total Return
Based on net asset value	2.55%	7.06%	6.88%	(1.84)%	2.99%

Ratios to Average Net Assets
Total expenses	0.30%	0.30%	0.44%	0.50%	0.50%

Total expenses after fees waived	0.30%	0.30%	0.30%	0.30%	0.38%

Net investment income	5.46%	5.59%	5.80%	5.23%	4.39%

Supplemental Data
Net assets, end of year (000)	$3,126,800	$3,602,986	$1,229,318	$864,643	$84,367

Portfolio turnover rate(d)	35%	35%	31%	25%	22%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

62	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Broad USD High Yield Corporate Bond ETF
		Period From
	Year Ended	10/25/17	(a)
	10/31/18	to 10/31/17

Net asset value, beginning of period	$50.00	$50.00

Net investment income(b)	2.87	0.03
Net realized and unrealized loss(c)	(2.60)	(0.03)

Net increase from investment operations	0.27	0.00

Distributions(d)
From net investment income	(2.51)	—

Total distributions	(2.51)	—

Net asset value, end of period	$47.76	$50.00

Total Return
Based on net asset value	0.55%	0.00	%(e)

Ratios to Average Net Assets
Total expenses	0.22%	0.22	%(f)

Net investment income	5.89%	3.19	%(f)

Supplemental Data
Net assets, end of period (000)	$255,533	$49,997

Portfolio turnover rate(g)	15%	0	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	63

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Fallen Angels USD Bond ETF
			Period From
	Year Ended	Year Ended	06/14/16	(a)
	10/31/18	10/31/17	to 10/31/16

Net asset value, beginning of period	$27.64	$26.77	$25.00

Net investment income(b)	1.50	1.62	0.60
Net realized and unrealized gain (loss)(c)	(1.49)	0.89	1.69

Net increase from investment operations	0.01	2.51	2.29

Distributions(d)
From net investment income	(1.42)	(1.56)	(0.52)
From net realized gain	(0.33)	(0.08)	—

Total distributions	(1.75)	(1.64)	(0.52)

Net asset value, end of period	$25.90	$27.64	$26.77

Total Return
Based on net asset value	0.04%	9.72%	9.21	%(e)

Ratios to Average Net Assets
Total expenses	0.25%	0.33%	0.35	%(f)

Net investment income	5.65%	5.98%	6.02	%(f)

Supplemental Data
Net assets, end of period (000)	$67,337	$15,204	$10,708

Portfolio turnover rate(g)	29%	31%	8	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

64	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares iBoxx $ High Yield ex Oil & Gas Corporate Bond ETF
			Period From
	Year Ended	Year Ended	06/14/16	(a)
	10/31/18	10/31/17	to 10/31/16

Net asset value, beginning of period	$51.90	$51.28	$49.48

Net investment income(b)	2.93	3.00	1.09
Net realized and unrealized gain (loss)(c)	(2.37)	0.54	1.64

Net increase from investment operations	0.56	3.54	2.73

Distributions(d)
From net investment income	(2.92)	(2.92)	(0.93)

Total distributions	(2.92)	(2.92)	(0.93)

Net asset value, end of period	$49.54	$51.90	$51.28

Total Return
Based on net asset value	1.13%	7.09%	5.52	%(e)

Ratios to Average Net Assets
Total expenses	0.50%	0.50%	0.50	%(f)

Net investment income	5.80%	5.80%	5.61	%(f)

Supplemental Data
Net assets, end of period (000)	$9,908	$10,380	$10,255

Portfolio turnover rate(g)	24%	18%	7	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	65

Notes to Financial Statements

1.     ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
0-5 Year High Yield Corporate Bond	Diversified
Broad USD High Yield Corporate Bond	Non-Diversified
Fallen Angels USD Bond	Non-diversified
iBoxx $ High Yield ex Oil & Gas Corporate Bond	Non-diversified

2.     SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, and payment-in-kind interest income, if any, are recognized daily on the accrual basis. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization on Purchase Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Funds.

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.     INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Fixed-income investments are valued using the last available bid price or current market quotations provided by independent dealers or prices (including evaluated prices) supplied by approved independent third-party pricing services. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots.

66	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and/or other factors and assumptions.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values, and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets for identical assets or liabilities;
•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.     SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of October 31, 2018, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of October 31, 2018 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value

N O T E S T O F I N A N C I A L S T A T E M E N T S	67

Notes to Financial Statements  (continued)

of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of October 31, 2018:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

0-5 Year High Yield Corporate Bond
Barclays Bank PLC	$8,064,828	$8,064,828		$—	$—
Barclays Capital Inc.	104,556,872	104,556,872		—	—
BNP Paribas New York Branch	10,638,386	10,638,386		—	—
BNP Paribas Prime Brokerage International Ltd.	177,531	177,531		—	—
BNP Paribas Securities Corp.	552,633	552,633		—	—
Citigroup Global Markets Inc.	47,208,392	47,208,392		—	—
Credit Suisse Securities (USA) LLC	17,520,452	17,520,452		—	—
Deutsche Bank Securities Inc	11,876,741	11,876,741		—	—
Goldman Sachs & Co.	177,781,554	177,781,554		—	—
Jefferies LLC	1,646,063	1,646,063		—	—
JPMorgan Securities LLC	77,156,655	77,156,655		—	—
Merrill Lynch, Pierce, Fenner & Smith	29,925,246	29,925,246		—	—
RBC Capital Markets LLC	36,871,183	36,871,183		—	—
Scotia Capital (USA) Inc.	349,563	349,563		—	—
State Street Bank & Trust Company	3,776,132	3,776,132		—	—
Wells Fargo Securities LLC	29,743,634	29,743,634		—	—

	$557,845,865	$557,845,865		$—	$—

Broad USD High Yield Corporate Bond
Barclays Bank PLC	$3,176,128	$3,176,128		$—	$—
BMO Capital Markets	611,011	611,011		—	—
Citigroup Global Markets Inc.	7,054,236	7,054,236		—	—
Credit Suisse Securities (USA) LLC	1,748,217	1,748,217		—	—
Jefferies LLC	572,771	572,771		—	—
JPMorgan Securities LLC	12,363,389	12,363,389		—	—
Merrill Lynch, Pierce, Fenner & Smith	3,818,329	3,818,329		—	—
Morgan Stanley & Co. LLC	11,273,919	11,273,919		—	—
Nomura Securities International Inc.	641,386	641,386		—	—
RBC Capital Markets LLC	7,177,426	7,177,426		—	—

	$48,436,812	$48,436,812		$—	$—

Fallen Angels USD Bond
Barclays Bank PLC	$730,852	$730,852		$—	$—
BNP Paribas New York Branch	192,785	192,785		—	—
BNP Paribas Securities Corp.	72,461	72,461		—	—
Citigroup Global Markets Inc.	1,770,830	1,770,830		—	—
Credit Suisse Securities (USA) LLC	124,848	124,848		—	—
Jefferies LLC	250,868	250,868		—	—
JPMorgan Securities LLC	5,055,537	5,055,537		—	—
Morgan Stanley & Co. LLC	913,030	913,030		—	—

	$9,111,211	$9,111,211		$—	$—

iBoxx $ High Yield ex Oil & Gas Corporate Bond
Barclays Bank PLC	$94,182	$94,182		$—	$—
BNP Paribas New York Branch	23,063	23,063		—	—
Citigroup Global Markets Inc.	134,859	134,859		—	—
Credit Suisse Securities (USA) LLC	74,605	74,605		—	—
Jefferies LLC	6,438	6,438		—	—
JPMorgan Securities LLC	548,207	548,207		—	—
Morgan Stanley & Co. LLC	495,501	495,501		—	—

	$1,376,855	$1,376,855		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

68	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.     INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
0-5 Year High Yield Corporate Bond	0.30%
Broad USD High Yield Corporate Bond	0.22
Fallen Angels USD Bond	0.25
iBoxx $ High Yield ex Oil & Gas Corporate Bond	0.50

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its statement of operations. For the year ended October 31, 2018, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
0-5 Year High Yield Corporate Bond	$1,146,222
Broad USD High Yield Corporate Bond	67,674
Fallen Angels USD Bond	14,277
iBoxx $ High Yield ex Oil & Gas Corporate Bond	3,074

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock for 1940 Act purposes.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended October 31, 2018, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
0-5 Year High Yield Corporate Bond	$—	$17,221,169

N O T E S T O F I N A N C I A L S T A T E M E N T S	69

Notes to Financial Statements  (continued)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

6.     PURCHASES AND SALES

For the year ended October 31, 2018, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows

iShares ETF	Purchases	Sales
0-5 Year High Yield Corporate Bond	$1,298,275,394	$1,121,463,855
Broad USD High Yield Corporate Bond	47,373,804	28,991,431
Fallen Angels USD Bond	43,181,358	15,966,368
iBoxx $ High Yield ex Oil & Gas Corporate Bond	2,440,075	2,357,280

For the year ended October 31, 2018, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
0-5 Year High Yield Corporate Bond	$1,206,106,984	$1,618,823,623
Broad USD High Yield Corporate Bond	195,804,806	—
Fallen Angels USD Bond	53,753,063	25,864,932

7.     INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carry forwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of October 31, 2018, the following permanent differences attributable to the use of equalization, undistributed capital gains and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Loss
0-5 Year High Yield Corporate Bond	$5,289,310	$(5,289,310)
Fallen Angels USD Bond	127,899	(127,899)
iBoxx $ High Yield ex Oil & Gas Corporate Bond	47,153	(47,153)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 10/31/18	Year Ended 10/31/17

0-5 Year High Yield Corporate Bond
Ordinary income	$176,212,556	$128,609,194

Broad USD High Yield Corporate Bond
Ordinary income	$11,034,183	$—

Fallen Angels USD Bond
Ordinary income	$3,029,354	$657,858
Long-term capital gains	102,666	—

	$3,132,020	$657,858

iBoxx $ High Yield ex Oil & Gas Corporate Bond
Ordinary income	$583,831	$583,830

70	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

As of October 31, 2018, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards	Net Unrealized Gains (Losses) (a)	Total
0-5 Year High Yield Corporate Bond	$14,963,088	$—	$(62,861,875)	$(67,881,710)	$(115,780,497)
Broad USD High Yield Corporate Bond	1,284,242	—	(207,433)	(10,981,578)	(9,904,769)
Fallen Angels USD Bond	294,238	—	(213,866)	(3,172,102)	(3,091,730)
iBoxx $ High Yield ex Oil & Gas Corporate Bond	49,624	15,520	—	(142,409)	(77,265)

(a)	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.

As of October 31, 2018, the Funds had capital loss carry forwards, with no expiration dates, available to offset future realized capital gains as follows:

iShares ETF	Non-Expiring
0-5 Year High Yield Corporate Bond	$62,861,875
Broad USD High Yield Corporate Bond	207,433
Fallen Angels USD Bond	213,866

As of October 31, 2018, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
0-5 Year High Yield Corporate Bond	$3,759,108,925	$7,844,355	$(75,726,065)	$(67,881,710)
Broad USD High Yield Corporate Bond	315,372,435	770,701	(11,752,279)	(10,981,578)
Fallen Angels USD Bond	79,091,463	249,073	(3,421,175)	(3,172,102)
iBoxx $ High Yield ex Oil & Gas Corporate Bond	11,442,003	154,935	(297,344)	(142,409)

8.     PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

Changes in market interest rates or economic conditions may affect the value and/or liquidity of fixed income investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Securities with longer durations tend to be more sensitive to interest rate changes, usually making their price more volatile than those of securities with shorter durations. Given the environment of historically low interest rates, a fund may be subject to a greater risk of price losses if interest rates rise.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates

N O T E S T O F I N A N C I A L S T A T E M E N T S	71

Notes to Financial Statements  (continued)

manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

9.     CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 10/31/18		Year Ended 10/31/17
iShares ETF	Shares	Amount	Shares	Amount

0-5 Year High Yield Corporate Bond
Shares sold	27,800,000	$1,299,920,902	50,400,000	$2,386,905,730
Shares redeemed	(35,900,000)	(1,673,280,505)	(800,000)	(37,033,642)

Net increase (decrease)	(8,100,000)	$(373,359,603)	49,600,000	$2,349,872,088

Broad USD High Yield Corporate Bond
Shares sold	4,350,000	$215,318,912	1,000,000	$50,118,607

Fallen Angels USD Bond
Shares sold	3,050,000	$82,708,770	150,000	$4,157,946
Shares redeemed	(1,000,000)	(26,620,800)	—	—

Net increase	2,050,000	$56,087,970	150,000	$4,157,946

iBoxx $ High Yield ex Oil & Gas Corporate Bond
Shares sold	50,000	$2,507,410	100,000	$5,202,993
Shares redeemed	(50,000)	(2,507,410)	(100,000)	(5,202,993)

Net increase	—	$—	—	$—

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

10.     LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares U.S. Preferred Stock ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the court’s decision.

72	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

11.     REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Funds have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the statement of assets and liabilities, statement of changes in net assets and notes to the financial statements.

Prior year distribution information and undistributed net investment income in the statement of changes in net assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended October 31, 2017 were classified as follows:

iShares ETF	Net Investment Income	Net Realized Gains
0-5 Year High Yield Corporate Bond	$128,609,194	$—
Fallen Angels USD Bond	626,864	30,994
iBoxx $ High Yield ex Oil & Gas Corporate Bond	583,830	—

Undistributed net investment income as of October 31, 2017 are as follows:

iShares ETF	Undistributed net investment income
0-5 Year High Yield Corporate Bond	$11,209,958
Broad USD High Yield Corporate Bond	26,169
Fallen Angels USD Bond	63,480
iBoxx $ High Yield ex Oil & Gas Corporate Bond	48,244

12.     SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	73

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares 0-5 Year High Yield Corporate Bond ETF,

iShares Broad USD High Yield Corporate Bond ETF, iShares Fallen Angels USD Bond ETF and

iShares iBoxx $ High Yield ex Oil & Gas Corporate Bond ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares 0-5 Year High Yield Corporate Bond ETF, iShares Broad USD High Yield Corporate Bond ETF, iShares Fallen Angels USD Bond ETF and iShares iBoxx $ High Yield ex Oil & Gas Corporate Bond ETF (four of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2018, the related statements of operations for the year ended October 31, 2018, the statements of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the periods indicated in the table below and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

iShares 0-5 Year High Yield Corporate Bond ETF, iShares Fallen Angels USD Bond ETF and iShares iBoxx $ High Yield ex Oil & Gas Corporate Bond ETF: statements of changes in net assets for each of the two years in the period ended October 31, 2018.

iShares Broad USD High Yield Corporate Bond ETF: statement of changes in net assets for the year ended October 31, 2018 and the period October 25, 2017 (commencement of operations) through October 31, 2017.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

San Francisco, California

December 21, 2018

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Important Tax Information  (unaudited)

For the fiscal year ended October 31, 2018, the Funds hereby designate the following maximum amounts allowable as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

iShares ETF	Interest-Related Dividends
0-5 Year High Yield Corporate Bond	$117,365,777
Broad USD High Yield Corporate Bond	9,815,123
Fallen Angels USD Bond	2,021,407
iBoxx $ High Yield ex Oil & Gas Corporate Bond	376,259

The Funds hereby designate the following amounts of distributions from direct federal obligation interest for the fiscal year ended October 31, 2018:

iShares ETF	Federal Obligation Interest
0-5 Year High Yield Corporate Bond	$553,853
Broad USD High Yield Corporate Bond	24,033
Fallen Angels USD Bond	6,127
iBoxx $ High Yield ex Oil & Gas Corporate Bond	1,528

The law varies in each state as to whether and what percent of ordinary income dividends attribute to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

The following distribution amounts are hereby designated for the fiscal year ended October 31, 2018:

iShares ETF	Short-Term Capital Gain Dividends	20% Rate Long-Term Capital Gain Dividends
Fallen Angels USD Bond	$115,657	$102,666
iBoxx $ High Yield ex Oil & Gas Corporate Bond	—	12,603

I M P O R T A N T T A X I N F O R M A T I O N	75

Board Review and Approval of Investment Advisory Contract

I. iShares 0-5 Year High Yield Corporate Bond ETF, iShares Broad USD High Yield Corporate Bond ETF and iShares Fallen Angels USD Bond ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At a meeting on May 11, 2018, a committee composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 24, 2018, management presented additional information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its initial meeting. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-14, 2018, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of each Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to each Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Funds: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which each Fund invests (if applicable), and waivers/reimbursements (if applicable) of each Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising such Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2017, to that of relevant comparison fund(s) for the same periods.

The Board noted that each Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that each Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-14, 2018 meeting and throughout the year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the profitability to BlackRock in managing the Funds, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates

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Board Review and Approval of Investment Advisory Contract  (continued)

from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board further noted that it considered the supplemental information the 15(c) Committee requested, which BlackRock provided, regarding the methodology. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and showed how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Funds did not provide for breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board noted that a breakpoint structure for the Funds may be appropriate should material economies of scale exist in the future that are not otherwise shared, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review of the sharing of scale benefits, as well as the other factors considered at the meeting, the Board concluded that the information concerning the sharing of scale benefits supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same indexes as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Funds, including in terms of the different and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded ETFs, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Funds’ expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Funds’ investment advisory fee rates under the Advisory Contract do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

II. iShares iBoxx $ High Yield ex Oil & Gas Corporate Bond ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At a meeting on May 11, 2018, a committee

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Board Review and Approval of Investment Advisory Contract  (continued)

composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 24, 2018, management presented additional information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its initial meeting. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-14, 2018, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2017, to that of relevant comparison fund(s)for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-14, 2018 meeting and throughout the year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board further noted that it considered the supplemental information the 15(c) Committee requested, which BlackRock provided, regarding the methodology. The Board discussed the sources of direct and ancillary revenue with management,

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Board Review and Approval of Investment Advisory Contract  (continued)

including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and showed how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that a breakpoint structure for the Fund may be appropriate should material economies of scale exist in the future that are not otherwise shared, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review of the sharing of scale benefits, as well as the other factors considered at the meeting, the Board concluded that the information concerning the sharing of scale benefits supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	79

Supplemental Information  (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported in this notice are for financial reporting purposes and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV which is sent to shareholders shortly after calendar year-end.

	Total Cumulative Distributions For the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
0-5 Year High Yield Corporate Bond	$2.515747	$—	$—	$2.515747	100%	—%	—%		100%
Broad USD High Yield Corporate Bond(a)	2.502230	—	0.003071	2.505301	100	—	0	(b)	100
Fallen Angels USD Bond(a)	1.401715	0.335882	0.015060	1.752657	80	19	1		100
iBoxx $ High Yield ex Oil & Gas Corporate Bond(a)	2.917043	—	0.002109	2.919152	100	—	0	(b)	100

(a)

The Fund estimates that it has distributed more than the amount of earned income and net realized gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

(b)	Rounds to less than 1%.

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or since the Fund began trading, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the date a Fund began trading on the secondary market, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares 0-5 Year High Yield Corporate Bond ETF

Period Covered: October 17, 2013 through September 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	4	0.32%
Greater than 0.5% and Less than 1.0%	179	14.35
Greater than 0.0% and Less than 0.5%	1,002	80.36
At NAV	10	0.80
Less than 0.0% and Greater than –0.5%	45	3.61
Less than –0.5% and Greater than –1.0%	7	0.56

	1,247	100.00%

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Supplemental Information  (unaudited) (continued)

iShares Broad USD High Yield Corporate Bond ETF

Period Covered: October 26, 2017 through September 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	51	21.89%
Greater than 0.0% and Less than 0.5%	179	76.82
At NAV	1	0.43
Less than 0.0% and Greater than –0.5%	2	0.86

	233	100.00%

iShares Fallen Angels USD Bond ETF

Period Covered: June 16, 2016 through September 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	10	1.73%
Greater than 1.0% and Less than 1.5%	53	9.19
Greater than 0.5% and Less than 1.0%	207	35.88
Greater than 0.0% and Less than 0.5%	256	44.37
At NAV	7	1.21
Less than 0.0% and Greater than –0.5%	37	6.41
Less than –0.5% and Greater than –1.0%	6	1.04
Less than –1.5% and Greater than –2.0%	1	0.17

	577	100.00%

iShares iBoxx $ High Yield ex Oil & Gas Corporate Bond ETF

Period Covered: June 16, 2016 through September 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	2	0.35%
Greater than 1.0% and Less than 1.5%	1	0.17
Greater than 0.5% and Less than 1.0%	34	5.89
Greater than 0.0% and Less than 0.5%	376	65.17
At NAV	19	3.29
Less than 0.0% and Greater than –0.5%	137	23.75
Less than –0.5% and Greater than –1.0%	7	1.21
Less than –1.5% and Greater than –2.0%	1	0.17

	577	100.00%

S U P P L E M E N T A L I N F O R M A T I O N	81

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 343 funds as of October 31, 2018. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small and Benjamin Archibald, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (61)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark K. Wiedman(b) (47)	Trustee (since 2013).	Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2016); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (69)	Trustee (since 2005); Independent Board Chair (since 2016).	Trustee and Member of the Finance, Technology and Quality Committee of Stanford Health Care (since 2016); Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Forward Funds (14 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (62)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012); Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (63)	Trustee (since 2017); Equity Plus Committee Chair (since 2017).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

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Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Charles A. Hurty(75)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (63)	Trustee (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (59)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (57)	Trustee (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (54)	Trustee (since 2011); Nominating and Governance Committee Chair (since 2017).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Martin Small (43)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (59)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).

Charles Park (51)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Benjamin Archibald (43)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013); Secretary of the BlackRock-advised Mutual Funds (since 2012).

Steve Messinger (56)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Scott Radell (49)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (57)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	83

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to www.icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The iShares Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at www.iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at www.iShares.com; and (3) on the SEC website at www.sec.gov.

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Glossary of Terms Used in this Report

Portfolio Abbreviations - Fixed Income

PIK                         Payment-in-kind

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	85

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Bloomberg Index Services Limited, ICE Data Indices, LLC, or Mark it Indices Limited, nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above.

©2018 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

OCTOBER 31, 2018

2018 ANNUAL REPORT

  iShares Trust

     iShares Edge U.S. Fixed Income Balanced Risk ETF  |  FIBR  |  Cboe BZX

Market Overview

iShares Trust

U.S. Bond Market Overview

The U.S. bond market declined for the 12 months ended October 31, 2018 (“reporting period”). The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of U.S. fixed-income performance, returned -2.05%. The negative return for U.S. bonds was primarily due to a stronger U.S. economy and higher interest rates. Driven in part by the stimulative effect of federal tax reform legislation, the U.S. economy grew by 3% for the 12 months ended September 2018, its highest year-over-year growth rate in more than three years. Key components of the strengthening economy included the job market, where the unemployment rate declined to its lowest level since December 1969; industrial production, which increased at its sharpest year-over-year pace in nearly eight years; and retail sales, which accelerated for much of the reporting period before slowing in the last two months.

Faster economic growth led to higher inflation, though it remained low by historical standards. As measured by the consumer price index, the year-over-year U.S. inflation rate rose to 2.9% in mid-2018 — its fastest rate in more than six years — before falling back to 2.3% by the end of the reporting period. By comparison, the long-term historical average inflation rate is 3.3%.

In this environment, the U.S. Federal Reserve Bank (“Fed”) continued its efforts to normalize monetary policy. The Fed increased short-term interest rates four times during the reporting period, increasing its short-term interest rate target to 2.25%, the highest level in more than a decade. In addition, the Fed reduced its holdings of U.S. Treasury and mortgage-backed securities by approximately 7% during the reporting period, after quadrupling its holdings in response to the 2008 financial crisis.

Interest rates increased broadly in response to the improving economy and higher inflation. Short-term interest rates increased the most, reflecting the Fed’s actions. For example, the yield of the two-year U.S. Treasury note increased from 1.60% to 2.87% during the reporting period. Longer-term interest rates rose to a lesser degree; the yield of the 30-year U.S. Treasury bond increased from 2.88% to 3.39%. These developments led to the narrowest yield difference, or spread, between short-term and longer-term U.S. Treasury securities in more than 11 years.

Higher interest rates had the most significant impact on U.S. Treasury securities, which typically have greater sensitivity to changes in interest rates compared with other higher-yielding sectors of the bond market. Consequently, the prices of U.S. Treasury bonds declined as interest rates increased during the reporting period. U.S. Treasury inflation-protected securities also declined but to a lesser degree as the inflation rate increased.

Corporate bonds posted mixed returns for the reporting period. Despite the positive economic environment, investment-grade corporate bonds declined the most among the major bond sectors. In addition to higher interest rates, investor concerns about high corporate debt levels, a decline in average credit quality, and relatively high valuations contributed to the weakness in investment-grade corporate bonds. In contrast, high-yield corporate bonds, which have lower credit ratings, performed relatively well, as their higher yields buffered price declines. Strong investor demand for yield, lower issuance levels, and limited interest rate sensitivity contributed to the positive performance of high-yield corporate bonds.

Among securitized bonds, asset-backed securities (bonds backed by credit card receivables, auto loans, and other debt) posted positive returns for the reporting period, benefiting from their higher yields and relatively short maturities. Mortgage-backed securities, both residential and commercial, declined but to a lesser degree than the broader bond market.

M A R K E T O V E R V I E W	5

Fund Summary as of October 31, 2018	iShares® Edge U.S. Fixed Income Balanced Risk ETF

Investment Objective

The iShares Edge U.S. Fixed Income Balanced Risk ETF (the “Fund”) seeks to track the Bloomberg Barclays U.S. Fixed Income Balanced Risk Index (the “Index”), which measures the performance of corporate and mortgage portion of the Bloomberg Barclays U.S. Universal Index and which targets an equal allocation between interest rate and credit spread risk. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

Average Annual Total Returns	Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	(1.73)%	1.82%	(1.73)%	6.88%
Fund Market	(1.73)	1.87	(1.73)	7.06
Index(a)	(1.55)	0.98	(1.55)	3.66
Bloomberg Barclays U.S. Aggregate Bond Index	(2.05)	0.84	(2.05)	3.13
Bloomberg Barclays U.S. Fixed Income Balanced Risk Index(b)	(1.43)	N/A	(1.43)	N/A

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/24/15. The first day of secondary market trading was 2/26/15.

The Bloomberg Barclays U.S. Aggregate Bond Index is a widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

(a)

Index performance through February 4, 2018 reflects the performance of the Bloomberg Barclays U.S. Aggregate Bond Index, which was previously included as a reference index in the performance tables and growth of $10,000 investment charts for the Fund before the reorganization. Index performance beginning on February 5, 2018 reflects the performance of the Bloomberg Barclays U.S. Fixed Income Balanced Risk Index, which, effective as of February 5, 2018, became the underlying index of the Fund due to the reorganization.

(b)

The inception date of the index was March 31, 2015. The average annual and cumulative total returns of this index for the period March 31, 2015 through October 31, 2018 were 1.93% and 7.09%, respectively.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 8 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,003.50	$1.26		$1,000.00	$1,023.90	$1.28		0.25%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 8 for more information.

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Fund Summary as of October 31, 2018 (continued)	iShares® Edge U.S. Fixed Income Balanced Risk ETF

Portfolio Management Commentary

As represented by the Index, U.S. dollar-denominated bonds posted a negative return for the reporting period. Rising U.S. interest rates drove yields higher for many bonds, resulting in lower prices. Securities in the U.S., which represented approximately 84% of the Index on average, made up a large majority of the negative return.

Mortgage-backed securities (“MBS”) were the largest detractors from the Index’s return. Rising interest rates reduced the likelihood of mortgage refinancing, extending the life of existing, lower-yielding mortgages. The Fed also allowed the MBS held on its balance sheet to mature without reinvesting the proceeds in new mortgages, removing a key support from the market for MBS.

Corporate bonds were also detractors from the Index’s return, with debt issued by industrial companies a notable source of weakness. Though a strong economy meant that most industrial companies performed well, rising interest rates reduced the value of previously issued bonds. Debt issued by companies in the financials sector also detracted from the Index’s return, with a particularly poor performance by banks. Banks contended with deposit pricing pressures that could restrict growth in net interest margins, as well as trade disputes and rising tariffs that dampened long-term growth expectations.

In terms of performance by bond maturity, long-term bonds were the most significant detractors from the Index’s performance. Long-term bonds are typically more sensitive to increases in yields, as long-term bond owners are locked into lower rates for an extended amount of time.

Portfolio Information

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Rating*	Percent of Total Investments	(a)
Aaa	29.2%
Aa	2.5
A	16.2
Baa	28.0
Ba	13.5
B	6.8
Caa	2.4
Not Rated	1.4

ALLOCATION BY MATURITY

Maturity	Percent of Total Investments	(a)
0-1 Year	2.1%
1-5 Years	34.4
5-10 Years	33.5
10-15 Years	1.6
15-20 Years	3.0
More than 20 Years	25.4

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

F U N D S U M M A R Y	7

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Schedule of Investments October 31, 2018	iShares® Edge U.S. Fixed Income Balanced Risk ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Advertising — 0.1%
Interpublic Group of Companies Inc. (The), 3.75%, 10/01/21	$25	$25,001
Omnicom Group Inc./Omnicom Capital Inc., 3.63%, 05/01/22	100	98,761

		123,762
Aerospace & Defense — 1.5%
Arconic Inc., 5.13%, 10/01/24 (Call 07/01/24)(a)	200	197,194
BBA U.S. Holdings Inc., 5.38%, 05/01/26 (Call 05/01/21)(b)	25	24,724
Bombardier Inc.
6.00%, 10/15/22 (Call 12/03/18)(a)(b)	200	196,688
6.13%, 01/15/23(b)	100	98,923
7.50%, 03/15/25 (Call 03/15/20)(b)	50	50,019
8.75%, 12/01/21(b)	50	53,926
L3 Technologies Inc.
3.85%, 06/15/23 (Call 05/15/23)	195	194,618
3.85%, 12/15/26 (Call 09/15/26)	40	38,677
4.95%, 02/15/21 (Call 11/15/20)	200	205,080
Lockheed Martin Corp., 3.55%, 01/15/26 (Call 10/15/25)	225	219,402
Spirit AeroSystems Inc., 3.95%, 06/15/23 (Call 05/15/23)	125	123,910
TransDigm Inc., 6.50%, 05/15/25 (Call 05/15/20)	150	149,223
United Technologies Corp., 3.95%, 08/16/25 (Call 06/16/25)	65	64,347

		1,616,731
Agriculture — 1.1%
Altria Group Inc.
2.63%, 09/16/26 (Call 06/16/26)	100	89,878
2.85%, 08/09/22	350	340,036
BAT Capital Corp.
2.30%, 08/14/20(b)	190	185,989
2.76%, 08/15/22 (Call 07/15/22)(b)	255	244,083
Philip Morris International Inc., 2.13%, 05/10/23 (Call 03/10/23)	70	65,363
Pyxus International Inc., 9.88%, 07/15/21 (Call 12/03/18)(a)	50	48,205
Reynolds American Inc.
4.00%, 06/12/22	100	100,290
8.13%, 06/23/19	100	103,123
Vector Group Ltd., 6.13%, 02/01/25 (Call 02/01/20)(b)	70	63,694

		1,240,661
Airlines — 0.4%
Delta Air Lines Inc.
2.60%, 12/04/20	145	141,839
3.40%, 04/19/21	225	222,795
United Continental Holdings Inc., 5.00%, 02/01/24	100	98,429

		463,063
Auto Manufacturers — 2.3%
Allison Transmission Inc., 5.00%, 10/01/24 (Call 10/01/19)(b)	100	97,014
Ford Motor Co., 4.35%, 12/08/26 (Call 09/08/26)	43	38,967
Ford Motor Credit Co. LLC
2.46%, 03/27/20	200	195,770
3.34%, 03/28/22 (Call 02/28/22)(a)	600	573,972
General Motors Financial Co. Inc.
2.45%, 11/06/20	300	291,867
3.15%, 06/30/22 (Call 05/30/22)	300	287,847
3.20%, 07/06/21 (Call 06/06/21)	55	53,845
3.25%, 01/05/23 (Call 12/05/22)(a)	200	191,118
3.45%, 04/10/22 (Call 02/10/22)	100	97,196
3.50%, 07/10/19	300	300,756
4.00%, 01/15/25 (Call 10/15/24)	100	94,420
4.15%, 06/19/23 (Call 05/19/23)	80	78,496
4.20%, 03/01/21 (Call 02/01/21)	200	200,944

Security	Par (000)	Value
Auto Manufacturers (continued)
Navistar International Corp., 6.63%, 11/01/25 (Call 11/01/20)(b)	$70	$71,381

		2,573,593
Auto Parts & Equiptment — 0.3%
IHO Verwaltungs GmbH (5.25% PIK), 4.50%, 09/15/23 (Call 09/15/19)(b)(c)	200	186,744
Lear Corp., 5.25%, 01/15/25 (Call 01/15/20)	79	80,956
Titan International Inc., 6.50%, 11/30/23 (Call 11/30/19)	100	93,877

		361,577
Banks — 20.0%
Banco Santander SA, 3.80%, 02/23/28	200	178,018
Bank of America Corp.
2.33%, 10/01/21 (Call 10/01/20)(d)(e)	155	151,342
2.37%, 07/21/21 (Call 07/21/20)(d)(e)	390	382,508
2.82%, 07/21/23 (Call 07/21/22)(d)(e)	450	432,981
2.88%, 04/24/23 (Call 04/24/22)(d)(e)	200	193,448
3.00%, 12/20/23 (Call 12/20/22)(d)(e)	706	679,800
3.12%, 01/20/23 (Call 01/20/22)(a)(d)(e)	300	293,241
3.30%, 01/11/23	200	195,572
3.82%, 01/20/28 (Call 01/20/27)(d)(e)	200	191,784
4.25%, 10/22/26	100	97,151
4.27%, 07/23/29 (Call 07/23/28)(d)(e)	180	177,707
Bank of Montreal, 3.10%, 07/13/20(a)	400	399,016
Bank of Nova Scotia (The), 2.45%, 03/22/21	100	97,811
Barclays Bank PLC, 2.65%, 01/11/21 (Call 12/11/20)	200	195,748
Barclays PLC, 4.38%, 01/12/26	300	287,292
Canadian Imperial Bank of Commerce, 2.70%, 02/02/21	400	393,468
Capital One Financial Corp.
2.40%, 10/30/20 (Call 09/30/20)	230	224,588
2.50%, 05/12/20 (Call 04/12/20)	85	83,759
3.20%, 01/30/23 (Call 12/30/22)	200	193,334
3.45%, 04/30/21 (Call 03/30/21)	106	105,542
3.50%, 06/15/23	250	244,375
Capital One N.A.
2.35%, 01/31/20 (Call 12/31/19)	250	246,750
2.65%, 08/08/22 (Call 07/08/22)	250	239,515
Citigroup Inc.
2.75%, 04/25/22 (Call 03/25/22)	200	193,074
2.88%, 07/24/23 (Call 07/24/22)(a)(d)(e)	600	577,548
2.90%, 12/08/21 (Call 11/08/21)(a)	800	781,864
4.04%, 06/01/24 (Call 06/01/23)(d)(e)	200	199,552
4.50%, 01/14/22	350	357,759
Compass Bank, 3.50%, 06/11/21 (Call 05/11/21)	250	247,845
Cooperatieve Rabobank UA/NY, 2.75%, 01/10/22	250	242,887
Credit Suisse Group Funding Guernsey Ltd.
3.45%, 04/16/21	250	248,180
3.75%, 03/26/25	250	239,225
Deutsche Bank AG, 4.30%, 05/24/28 (Call 05/24/23)(d)(e)	200	180,168
Freedom Mortgage Corp., 8.25%, 04/15/25 (Call 04/15/21)(b)	40	37,004
Goldman Sachs Group Inc. (The)
2.75%, 09/15/20 (Call 08/15/20)	130	128,427
3.20%, 02/23/23 (Call 01/23/23)(a)	200	194,296
3.27%, 09/29/25 (Call 09/29/24)(d)(e)	200	189,486
3.50%, 01/23/25 (Call 10/23/24)	200	191,558
3.50%, 11/16/26 (Call 11/16/25)	75	70,215
3.75%, 02/25/26 (Call 11/25/25)(a)	300	287,997
3.85%, 01/26/27 (Call 01/26/26)	400	383,516
5.25%, 07/27/21	700	728,035

S C H E D U L E O F I N V E S T M E N T S	9

Schedule of Investments (continued) October 31, 2018	iShares® Edge U.S. Fixed Income Balanced Risk ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Banks (continued)
HSBC Holdings PLC 2.65%, 01/05/22	$700	$677,026
3.40%, 03/08/21	500	497,535
4.04%, 03/13/28 (Call 03/13/27)(d)(e)	200	191,270
4.25%, 03/14/24	400	394,932
4.29%, 09/12/26 (Call 09/12/25)(a)(d)(e)	200	197,204
ING Groep NV, 4.10%, 10/02/23	200	198,804
JPMorgan Chase & Co. 2.55%, 03/01/21 (Call 02/01/21)	400	392,056
2.78%, 04/25/23 (Call 04/25/22)(d)(e)	150	145,160
2.97%, 01/15/23 (Call 01/15/22)	300	290,709
3.13%, 01/23/25 (Call 10/23/24)	850	805,766
3.22%, 03/01/25 (Call 03/01/24)(d)(e)	200	192,342
3.78%, 02/01/28 (Call 02/01/27)(d)(e)	300	288,969
3.88%, 09/10/24	100	98,243
4.20%, 07/23/29 (Call 07/23/28)(a)(d)(e)	70	68,948
4.63%, 05/10/21	100	102,800
Lloyds Banking Group PLC, 4.58%, 12/10/25	300	289,008
Mitsubishi UFJ Financial Group Inc. 2.19%, 09/13/21	200	192,350
3.00%, 02/22/22(a)	50	48,944
3.46%, 03/02/23	200	197,152
3.54%, 07/26/21	45	44,948
Mizuho Financial Group Inc., 2.95%, 02/28/22	200	194,692
Morgan Stanley 2.63%, 11/17/21	100	96,998
2.75%, 05/19/22	300	290,004
3.13%, 07/27/26	485	444,216
3.63%, 01/20/27	100	94,366
3.88%, 01/27/26(a)	400	387,032
National Australia Bank Ltd./New York, 2.88%, 04/12/23	250	240,658
Royal Bank of Scotland Group PLC, 3.88%, 09/12/23	200	192,424
Skandinaviska Enskilda Banken AB, 2.30%, 03/11/20	400	394,252
Sumitomo Mitsui Banking Corp., 1.97%, 01/11/19	250	249,557
Sumitomo Mitsui Financial Group Inc. 2.44%, 10/19/21	400	386,672
2.78%, 10/18/22	400	385,072
SunTrust Bank/Atlanta GA, 2.59%, 01/29/21 (Call 01/29/20)(d)(e)	400	395,880
Svenska Handelsbanken AB, 1.88%, 09/07/21	250	238,638
Synchrony Bank, 3.65%, 05/24/21 (Call 04/24/21)	250	246,847
Wells Fargo & Co. 2.50%, 03/04/21	400	390,332
3.00%, 01/22/21	100	98,909
4.48%, 01/16/24	100	101,603
Wells Fargo Bank N.A., 2.60%, 01/15/21	300	294,081
Westpac Banking Corp. 2.15%, 03/06/20	200	197,126
2.80%, 01/11/22	200	194,902

		21,991,813
Beverages — 1.0%
Anheuser-Busch InBev Finance Inc. 3.30%, 02/01/23 (Call 12/01/22)	300	292,269
3.65%, 02/01/26 (Call 11/01/25)	200	190,158
Anheuser-Busch InBev Worldwide Inc., 3.50%, 01/12/24 (Call 12/12/23)	65	63,265
Constellation Brands Inc. 3.50%, 05/09/27 (Call 02/09/27)	250	231,042
4.40%, 11/15/25 (Call 09/15/25)	100	100,165

Security	Par (000)	Value
Beverages (continued)
Keurig Dr Pepper Inc. 4.06%, 05/25/23 (Call 04/25/23)(b)	$105	$104,455
4.42%, 05/25/25 (Call 03/25/25)(b)	75	74,372

		1,055,726
Biotechnology — 0.2%
Baxalta Inc., 2.88%, 06/23/20 (Call 05/23/20)	14	13,845
Biogen Inc., 2.90%, 09/15/20	30	29,717
Celgene Corp., 2.88%, 08/15/20	200	197,984

		241,546
Building Materials — 0.3%
Eagle Materials Inc., 4.50%, 08/01/26 (Call 08/01/21)	100	97,690
Louisiana-Pacific Corp., 4.88%, 09/15/24 (Call 09/15/19)	100	97,212
Masco Corp., 3.50%, 04/01/21 (Call 03/01/21)	40	39,773
Standard Industries Inc./NJ, 5.38%, 11/15/24 (Call 11/15/19)(b)	100	96,104
Summit Materials LLC/Summit Materials Finance Corp., 6.13%, 07/15/23 (Call 11/16/18)	15	14,614

		345,393
Chemicals — 0.7%
Chemours Co. (The), 5.38%, 05/15/27 (Call 02/15/27)(a)	25	23,251
Hexion Inc., 10.38%, 02/01/22 (Call 02/01/19)(b)	100	89,601
International Flavors & Fragrances Inc. 3.40%, 09/25/20	150	149,889
4.45%, 09/26/28 (Call 06/26/28)	45	44,902
Olin Corp., 5.13%, 09/15/27 (Call 03/15/22)	100	93,679
RPM International Inc., 6.13%, 10/15/19	100	102,526
Sherwin-Williams Co. (The) 2.25%, 05/15/20(a)	65	63,918
2.75%, 06/01/22 (Call 05/01/22)(a)	25	24,048
3.13%, 06/01/24 (Call 04/01/24)	50	47,526
Valvoline Inc., 4.38%, 08/15/25 (Call 08/15/20)	140	129,149

		768,489
Commercial Services — 1.8%
ADT Security Corp. (The), 5.25%, 03/15/20	100	101,024
IHS Markit Ltd. 4.00%, 03/01/26 (Call 12/01/25)(b)	100	94,024
4.13%, 08/01/23 (Call 07/01/23)	56	55,237
4.75%, 02/15/25 (Call 11/15/24)(b)	25	24,744
4.75%, 08/01/28 (Call 05/01/28)	45	44,024
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.38%, 08/01/23 (Call 12/03/18)(b)	100	99,970
Moody’s Corp., 2.75%, 12/15/21 (Call 11/15/21)	25	24,374
Nielsen Finance LLC/Nielsen Finance Co., 5.00%, 04/15/22 (Call 12/03/18)(b)	50	48,727
Refinitiv U.S. Holdings Inc. 6.25%, 05/15/26 (Call 11/15/21)(b)	15	14,900
8.25%, 11/15/26 (Call 11/15/21)(b)	20	19,442
S&P Global Inc. 2.95%, 01/22/27 (Call 10/22/26)	25	23,003
4.40%, 02/15/26 (Call 11/15/25)	400	407,764
Service Corp. International/U.S., 5.38%, 05/15/24 (Call 05/15/19)	135	136,458
ServiceMaster Co. LLC (The), 5.13%, 11/15/24 (Call 11/15/19)(b)	150	144,753
Sotheby’s, 4.88%, 12/15/25 (Call 12/15/20)(b)	50	46,307
Total System Services Inc. 3.80%, 04/01/21 (Call 03/01/21)	25	25,040
4.80%, 04/01/26 (Call 01/01/26)	300	305,163

10	2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® Edge U.S. Fixed Income Balanced Risk ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Commercial Services (continued)
United Rentals North America Inc. 4.63%, 10/15/25 (Call 10/15/20)	$30	$27,764
4.88%, 01/15/28 (Call 01/15/23)	200	180,034
Verisk Analytics Inc., 4.00%, 06/15/25 (Call 03/15/25)	200	197,226
Verscend Escrow Corp., 9.75%, 08/15/26 (Call 08/15/21)(b)	15	15,015

		2,034,993
Computers — 1.9%
Apple Inc. 3.00%, 02/09/24 (Call 12/09/23)	60	58,275
3.35%, 02/09/27 (Call 11/09/26)	145	139,525
Dell International LLC/EMC Corp. 3.48%, 06/01/19(b)	50	50,068
6.02%, 06/15/26 (Call 03/15/26)(b)	125	129,704
7.13%, 06/15/24 (Call 06/15/19)(b)	150	158,655
DXC Technology Co. 4.25%, 04/15/24 (Call 02/15/24)	150	148,660
4.75%, 04/15/27 (Call 01/15/27)	50	49,610
Exela Intermediate LLC/Exela Finance Inc., 10.00%, 07/15/23 (Call 07/15/20)(b)	200	207,786
Hewlett Packard Enterprise Co., 3.60%, 10/15/20
(Call 09/15/20)	900	901,764
HP Inc., 2.75%, 01/14/19	200	199,896

		2,043,943
Cosmetics & Personal Care — 0.0%
Avon International Operations Inc., 7.88%, 08/15/22
(Call 08/15/19)(b)	50	50,730

Distribution & Wholesale — 0.0%
HD Supply Inc., 5.38%, 10/15/26 (Call 10/15/21)(b)	30	28,795

Diversified Financial Services — 5.3%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 3.30%, 01/23/23 (Call 12/23/22)	150	144,186
3.65%, 07/21/27 (Call 04/21/27)	200	179,692
3.95%, 02/01/22 (Call 01/01/22)	200	197,886
4.13%, 07/03/23 (Call 06/03/23)	300	296,535
5.00%, 10/01/21	150	153,888
Ally Financial Inc. 4.13%, 03/30/20	100	100,128
5.13%, 09/30/24	150	152,428
8.00%, 11/01/31	100	120,244
American Express Co. 2.50%, 08/01/22 (Call 07/01/22)	150	143,566
3.40%, 02/27/23 (Call 01/27/23)	200	196,008
3.70%, 08/03/23 (Call 07/03/23)(a)	180	178,342
GE Capital International Funding Co. Unlimited Co., 2.34%, 11/15/20	200	193,820
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 6.25%, 02/01/22 (Call 02/01/19)	125	126,333
6.38%, 12/15/25 (Call 12/15/20)	200	198,668
6.75%, 02/01/24 (Call 02/01/20)	100	100,498
Intercontinental Exchange Inc. 3.75%, 12/01/25 (Call 09/01/25)	35	34,574
3.75%, 09/21/28 (Call 06/21/28)	30	29,307
4.00%, 10/15/23	150	152,505
Intrepid Aviation Group Holdings LLC/Intrepid Finance Co., 8.50%, 08/15/21 (Call 08/15/19)(b)	45	45,307
Jefferies Group LLC/Jefferies Group Capital Finance Inc., 4.85%, 01/15/27	88	84,578

Security	Par (000)	Value
Diversified Financial Services (continued)
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.25%, 10/01/25 (Call 10/01/20)(b)	$45	$41,723
Mastercard Inc., 2.95%, 11/21/26 (Call 08/21/26)	585	549,994
Nasdaq Inc. 3.85%, 06/30/26 (Call 03/30/26)(a)	190	181,513
4.25%, 06/01/24 (Call 03/01/24)	200	200,258
National Rural Utilities Cooperative Finance Corp., 10.38%, 11/01/18	140	140,000
Nationstar Mortgage LLC/Nationstar Capital Corp. 6.50%, 07/01/21 (Call 12/03/18)	100	99,919
6.50%, 06/01/22 (Call 12/14/18)	50	50,001
Navient Corp. 5.00%, 10/26/20	100	100,006
6.13%, 03/25/24(a)	200	194,406
6.75%, 06/15/26	50	47,762
NFP Corp., 6.88%, 07/15/25 (Call 07/15/20)(a)(b)	45	43,902
ORIX Corp. 2.90%, 07/18/22	55	53,077
3.25%, 12/04/24	185	175,600
Quicken Loans Inc., 5.75%, 05/01/25 (Call 05/01/20)(b)	40	38,544
Springleaf Finance Corp. 6.88%, 03/15/25	55	52,614
7.13%, 03/15/26	80	75,767
Synchrony Financial, 2.70%, 02/03/20 (Call 01/03/20)	650	641,465
TD Ameritrade Holding Corp., 2.95%, 04/01/22 (Call 02/01/22)	200	195,578
Visa Inc., 3.15%, 12/14/25 (Call 09/14/25)	105	100,892

		5,811,514
Electric — 3.7%
AES Corp./VA 5.50%, 04/15/25 (Call 04/15/20)	47	47,046
6.00%, 05/15/26 (Call 05/15/21)	100	102,259
Baltimore Gas & Electric Co., 2.80%, 08/15/22 (Call 05/15/22)	100	96,960
Berkshire Hathaway Energy Co., 3.75%, 11/15/23 (Call 08/15/23)	50	50,252
Black Hills Corp. 2.50%, 01/11/19	45	44,952
3.95%, 01/15/26 (Call 07/15/25)	50	48,676
Calpine Corp., 5.25%, 06/01/26 (Call 06/01/21)(b)	100	92,000
CenterPoint Energy Inc., 2.50%, 09/01/22 (Call 08/01/22)	400	381,712
Clearway Energy Operating LLC, 5.75%, 10/15/25
(Call 10/15/21)(b)	100	98,500
Consolidated Edison Inc., 2.00%, 05/15/21 (Call 04/15/21)	100	96,540
Dominion Energy Inc. 2.58%, 07/01/20	30	29,536
Series D, 2.85%, 08/15/26 (Call 05/15/26)	100	90,796
Duke Energy Carolinas LLC, 2.95%, 12/01/26 (Call 09/01/26)(a)	300	282,840
Duke Energy Corp., 3.55%, 09/15/21 (Call 06/15/21)	100	99,958
Exelon Corp., 3.40%, 04/15/26 (Call 01/15/26)	100	94,120
Exelon Generation Co. LLC, 2.95%, 01/15/20 (Call 12/15/19)(a)	100	99,337
NextEra Energy Capital Holdings Inc., 3.55%, 05/01/27 (Call 02/01/27)	200	190,146
NextEra Energy Operating Partners LP 4.25%, 09/15/24 (Call 07/15/24)(b)	35	33,406
4.50%, 09/15/27 (Call 06/15/27)(b)	100	92,314
NRG Energy Inc., 6.63%, 01/15/27 (Call 07/15/21)	300	309,795

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (continued) October 31, 2018	iShares® Edge U.S. Fixed Income Balanced Risk ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Electric (continued)
Pacific Gas & Electric Co.
2.45%, 08/15/22 (Call 05/15/22)(a)	$100	$94,598
4.25%, 08/01/23 (Call 07/01/23)(b)	145	144,336
PSEG Power LLC
3.00%, 06/15/21 (Call 05/15/21)	150	147,378
3.85%, 06/01/23 (Call 05/01/23)	300	297,630
4.15%, 09/15/21 (Call 06/15/21)	300	303,024
Public Service Electric & Gas Co., 2.00%, 08/15/19 (Call 07/15/19)	150	148,540
Sempra Energy, 2.90%, 02/01/23 (Call 01/01/23)	45	43,235
Southern Power Co., 4.15%, 12/01/25 (Call 09/01/25)	150	146,892
Talen Energy Supply LLC, 6.50%, 06/01/25 (Call 06/01/20)	45	33,673
Virginia Electric & Power Co.
Series A, 3.80%, 04/01/28 (Call 01/01/28)	200	196,786
Series C, 2.75%, 03/15/23 (Call 12/15/22)	60	58,020
Vistra Energy Corp., 7.38%, 11/01/22 (Call 12/03/18)	100	103,917

		4,099,174
Electrical Components & Equipment — 0.2%
Energizer Gamma Acquisition Inc., 6.38%, 07/15/26 (Call 07/15/21)(a)(b)	5	5,001
Energizer Holdings Inc., 5.50%, 06/15/25 (Call 06/15/20)(b)	200	194,366

		199,367
Electronics — 0.4%
Allegion U.S. Holding Co. Inc., 3.20%, 10/01/24 (Call 08/01/24)	250	232,075
Amphenol Corp., 2.20%, 04/01/20	60	58,983
Arrow Electronics Inc., 3.25%, 09/08/24 (Call 07/08/24)	85	79,422
Fortive Corp., 1.80%, 06/15/19	5	4,952
Tyco Electronics Group SA, 3.13%, 08/15/27 (Call 05/15/27)	40	36,916

		412,348
Energy - Alternate Sources — 0.1%
TerraForm Power Operating LLC, 5.00%, 01/31/28 (Call 07/31/27)(b)	100	89,551

Engineering & Construction — 0.1%
Pisces Midco Inc., 8.00%, 04/15/26 (Call 04/15/21)(b)	55	53,432
StandardAero Aviation Holdings Inc., 10.00%, 07/15/23 (Call 12/03/18)(a)(b)	35	37,703

		91,135
Entertainment — 0.5%
Churchill Downs Inc., 4.75%, 01/15/28 (Call 01/15/23)(b)	150	136,506
Eldorado Resorts Inc., 6.00%, 09/15/26 (Call 09/15/21)(a)(b)	15	14,716
International Game Technology PLC, 6.50%, 02/15/25 (Call 08/15/24)(b)	200	202,956
Scientific Games International Inc.
5.00%, 10/15/25 (Call 10/15/20)(b)	100	92,994
10.00%,12/01/22 (Call 12/03/18)	75	78,566
Stars Group HoldingsBV/Stars Group US Co-Borrower LLC, 7.00%, 07/15/26 (Call 07/15/21)(a)(b)	25	25,356

		551,094
Environmental Control — 0.0%
Waste Pro USA Inc., 5.50%, 02/15/26 (Call 02/15/21)(b)	35	33,459

Food — 1.4%
Conagra Brands Inc.
3.20%, 01/25/23 (Call 10/25/22)	79	76,357
3.80%, 10/22/21(a)	80	80,131
4.30%, 05/01/24 (Call 04/01/24)	300	300,771
Kellogg Co., 2.65%, 12/01/23	100	93,778

Security	Par (000)	Value
Food (continued)
Kraft Heinz Foods Co., 2.80%, 07/02/20 (Call 06/02/20)	$250	$247,445
Lamb Weston Holdings Inc., 4.88%, 11/01/26 (Call 11/01/21)(b)	200	193,114
McCormick & Co. Inc./MD, 2.70%, 08/15/22 (Call 07/15/22)	135	129,842
Mondelez International Inc., 3.63%, 05/07/23 (Call 04/07/23)	200	197,494
Post HoldingsInc.
5.50%, 03/01/25 (Call 03/01/20)(b)	125	120,963
5.63%, 01/15/28 (Call 12/01/22)(b)	50	47,008
Simmons Foods Inc., 5.75%, 11/01/24 (Call 11/01/20)(b)	45	32,818
Sysco Corp., 3.75%, 10/01/25 (Call 07/01/25)	55	53,528

		1,573,249
Food Service — 0.0%
Aramark Services Inc., 5.13%, 01/15/24 (Call 01/15/19)	35	34,812

Forest Products & Paper — 0.2%
Cascades Inc., 5.50%, 07/15/22 (Call 12/03/18)(b)	49	48,615
Clearwater Paper Corp., 5.38%, 02/01/25(a)(b)	100	91,895
International Paper Co., 4.75%, 02/15/22 (Call 11/15/21)	100	103,196

		243,706
Gas — 0.7%
AmeriGas Partners LP/AmeriGas Finance Corp. 5.50%, 05/20/25 (Call 02/20/25)	100	93,816
5.63%, 05/20/24 (Call 03/20/24)	45	43,267
5.75%, 05/20/27 (Call 02/20/27)	175	162,361
National Fuel Gas Co., 3.95%, 09/15/27 (Call 06/15/27)	77	70,735
NGL Energy Partners LP/NGL Energy Finance Corp., 7.50%, 11/01/23 (Call 11/01/19)	50	49,269
NiSource Inc., 3.65%, 06/15/23 (Call 05/15/23)(b)	290	285,218
Superior Plus LP/Superior General Partner Inc., 7.00%, 07/15/26 (Call 07/15/21)(b)	15	14,951

		719,617
Health Care - Products — 2.0%
Abbott Laboratories
2.55%, 03/15/22	90	87,051
3.75%, 11/30/26 (Call 08/30/26)	57	56,098
Avantor Inc., 6.00%, 10/01/24 (Call 10/01/20)(b)	100	99,844
Baxter International Inc., 2.60%, 08/15/26 (Call 05/15/26)	300	269,499
Becton Dickinson and Co.
2.40%, 06/05/20	75	73,777
2.89%, 06/06/22 (Call 05/06/22)	105	101,501
3.70%, 06/06/27 (Call 03/06/27)	300	281,124
Boston Scientific Corp.
2.85%, 05/15/20	25	24,788
3.38%, 05/15/22	150	147,765
4.00%, 03/01/28 (Call 12/01/27)	50	48,823
DJO Finance LLC/DJO Finance Corp., 8.13%, 06/15/21 (Call 12/03/18)(b)	150	150,936
Hill-Rom Holdings Inc., 5.75%, 09/01/23 (Call 12/03/18)(b)	85	86,045
Mallinckrodt International Finance SA/Mallinckrodt CB LLC
5.50%, 04/15/25 (Call 04/15/20)(a)(b)	50	40,248
5.63%, 10/15/23 (Call 12/03/18)(b)	50	42,960
5.75%, 08/01/22 (Call 12/03/18)(b)	50	44,759
Ortho-Clinical Diagnostics Inc./Ortho-Clinical Diagnostics SA, 6.63%, 05/15/22 (Call 12/03/18)(b)	50	48,045
Stryker Corp., 3.38%, 05/15/24 (Call 02/15/24)	200	195,572
Teleflex Inc.
4.63%, 11/15/27 (Call 11/15/22)	50	46,524
4.88%, 06/01/26 (Call 06/01/21)	100	97,398

12	2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® Edge U.S. Fixed Income Balanced Risk ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Health Care - Products (continued)
Universal Hospital Services Inc., 7.63%, 08/15/20 (Call 12/03/18)	$50	$50,024
Zimmer Biomet Holdings Inc., 2.70%, 04/01/20 (Call 03/01/20)	230	227,553

		2,220,334
Health Care - Services — 2.4%
Anthem Inc. 2.95%, 12/01/22 (Call 11/01/22)	100	96,751
4.10%, 03/01/28 (Call 12/01/27)	120	115,894
Centene Corp.
4.75%, 01/15/25 (Call 01/15/20)	25	24,719
5.38%, 06/01/26 (Call 06/01/21)(b)	90	91,348
5.63%, 02/15/21 (Call 12/03/18)	30	30,470
CHS/Community Health Systems Inc., 6.25%, 03/31/23 (Call 03/31/20)	200	183,918
Envision Healthcare Corp., 8.75%, 10/15/26 (Call 10/15/21)(b)	95	92,159
Halfmoon Parent Inc.
4.13%, 11/15/25 (Call 09/15/25)(b)	90	88,925
4.38%, 10/15/28 (Call 07/15/28)(b)	100	97,682
HCA Inc.
4.50%, 02/15/27 (Call 08/15/26)	100	97,030
5.00%, 03/15/24	200	202,600
5.38%, 02/01/25	100	100,666
5.38%, 09/01/26 (Call 03/01/26)	20	19,838
5.50%, 06/15/47 (Call 12/15/46)	50	49,203
5.63%, 09/01/28 (Call 03/01/28)	20	19,799
5.88%, 02/15/26 (Call 08/15/25)	200	204,506
Humana Inc.
2.50%, 12/15/20	125	122,436
2.63%, 10/01/19	50	49,744
Laboratory Corp. of America Holdings, 2.63%, 02/01/20	100	99,121
MPH Acquisition Holdings LLC, 7.13%, 06/01/24 (Call 06/01/19)(b)	50	50,878
Quest Diagnostics Inc., 2.50%, 03/30/20 (Call 02/29/20)	145	143,222
Tenet Healthcare Corp.
4.63%, 07/15/24 (Call 07/15/20)	50	48,139
6.00%, 10/01/20	150	153,757
6.75%, 06/15/23(a)	100	99,481
UnitedHealth Group Inc., 3.10%, 03/15/26	225	213,088
WellCare Health Plans Inc.
5.25%, 04/01/25 (Call 04/01/20)	80	79,798
5.38%, 08/15/26 (Call 08/15/21)(a)(b)	50	49,941

		2,625,113
Holding Companies - Diversified — 0.3%
Ares Capital Corp., 3.50%, 02/10/23 (Call 01/10/23)	350	333,735

Home Builders — 0.8%
Beazer Homes USA Inc., 5.88%, 10/15/27 (Call 10/15/22)(a)	50	40,376
Brookfield Residential Properties Inc., 6.38%, 05/15/25 (Call 05/15/20)(b)	100	94,537
Lennar Corp.
4.13%, 01/15/22 (Call 10/15/21)	150	146,578
4.50%, 04/30/24 (Call 01/31/24)	50	47,524
4.75%, 11/29/27 (Call 05/29/27)(a)	100	93,500
PulteGroup Inc. 5.00%, 01/15/27 (Call 10/15/26)	100	92,778
5.50%, 03/01/26 (Call 12/01/25)	150	147,004

Security	Par (000)	Value
Home Builders (continued)
Shea Homes LP/Shea Homes Funding Corp.
5.88%, 04/01/23 (Call 12/14/18)(b)	$45	$42,543
6.13%, 04/01/25 (Call 04/01/20)(b)	25	23,318
Toll Brothers Finance Corp., 4.35%, 02/15/28 (Call 11/15/27)(a)	100	88,215
TRI Pointe Group Inc., 5.25%, 06/01/27 (Call 12/01/26)	100	85,275

		901,648
Insurance — 2.2%
Aflac Inc., 2.40%, 03/16/20	500	494,965
American Financial Group Inc./OH, 3.50%, 08/15/26 (Call 05/15/26)	150	138,544
American International Group Inc., 3.30%, 03/01/21 (Call 02/01/21)	30	29,728
Aon PLC, 2.80%, 03/15/21 (Call 02/15/21)	100	98,107
Chubb INA Holdings Inc., 3.35%, 05/15/24	75	73,607
CNO Financial Group Inc.
4.50%, 05/30/20	25	25,090
5.25%, 05/30/25 (Call 02/28/25)(a)	150	151,395
Fidelity & Guaranty Life Holdings Inc., 5.50%, 05/01/25 (Call 02/01/25)(a)(b)	50	49,348
Kemper Corp., 4.35%, 02/15/25 (Call 11/15/24)	100	97,643
Marsh & McLennan Companies Inc.
2.35%, 03/06/20 (Call 02/06/20)	200	197,194
3.75%, 03/14/26 (Call 12/14/25)	650	633,113
MetLife Inc., 4.75%, 02/08/21	116	119,350
Old Republic International Corp., 3.88%, 08/26/26 (Call 07/26/26)	25	23,747
Radian Group Inc., 5.25%, 06/15/20	117	118,824
Unum Group, 3.00%, 05/15/21 (Call 04/15/21)	40	39,333
Willis Towers Watson PLC, 5.75%, 03/15/21	100	104,319

		2,394,307
Internet — 1.9%
Alibaba Group Holding Ltd.
3.40%, 12/06/27 (Call 09/06/27)	300	273,597
3.60%, 11/28/24 (Call 08/28/24)(a)	600	584,286
Baidu Inc.
2.75%, 06/09/19(a)	250	249,005
3.88%, 09/29/23 (Call 08/29/23)	200	197,256
Match Group Inc., 5.00%, 12/15/27 (Call 12/15/22)(b)	40	38,100
Netflix Inc., 4.88%, 04/15/28(b)	300	275,223
VeriSign Inc.
4.63%, 05/01/23 (Call 12/03/18)	100	100,004
4.75%, 07/15/27 (Call 07/15/22)	100	94,239
5.25%, 04/01/25 (Call 01/01/25)	100	99,791
Zayo Group LLC/Zayo Capital Inc.
5.75%, 01/15/27 (Call 01/15/22)(b)	100	98,021
6.38%, 05/15/25 (Call 05/15/20)	55	56,266

		2,065,788
Iron & Steel — 1.4%
Allegheny Technologies Inc., 7.88%, 08/15/23 (Call 05/15/23)	150	158,129
ArcelorMittal, 5.50%, 03/01/21	200	206,846
Big River Steel LLC/BRS Finance Corp., 7.25%, 09/01/25 (Call 09/01/20)(b)	60	62,587
Cleveland-Cliffs Inc.
4.88%, 01/15/24 (Call 01/15/21)(b)	200	192,016
5.75%, 03/01/25 (Call 03/01/20)	75	70,890
Commercial Metals Co., 5.75%, 04/15/26 (Call 04/15/21)(b)	100	96,006

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) October 31, 2018	iShares® Edge U.S. Fixed Income Balanced Risk ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Iron & Steel (continued)
U.S. Steel Corp. 6.25%, 03/15/26 (Call 03/15/21)	$90	$84,761
6.88%, 08/15/25 (Call 08/15/20)	150	147,006
Vale Overseas Ltd. 4.38%, 01/11/22	200	201,144
6.25%, 08/10/26	250	267,102

		1,486,487
Leisure Time — 0.2%
Royal Caribbean Cruises Ltd. 2.65%, 11/28/20	65	63,839
3.70%, 03/15/28 (Call 12/15/27)	100	91,705
Viking Cruises Ltd., 5.88%, 09/15/27 (Call 09/15/22)(b)	55	52,283

		207,827
Lodging — 0.7%
Boyd Gaming Corp., 6.00%, 08/15/26 (Call 08/15/21)	40	38,818
Hilton Domestic Operating Co. Inc., 5.13%, 05/01/26 (Call 05/01/21)(b)	25	24,436
Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower Inc., 6.13%, 12/01/24 (Call 12/01/21)	100	101,007
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp. 4.63%, 04/01/25 (Call 04/01/20)	100	96,873
4.88%, 04/01/27 (Call 04/01/22)	100	95,559
MGM Resorts International 4.63%, 09/01/26 (Call 06/01/26)	35	31,661
6.63%, 12/15/21	100	104,671
7.75%, 03/15/22	100	107,350
Wyndham Hotels & Resorts Inc., 5.38%, 04/15/26 (Call 04/15/21)(b)	65	63,133
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.25%, 05/15/27 (Call 02/15/27)(b)	100	90,532

		754,040
Machinery — 0.2%
Cleaver-Brooks Inc., 7.88%, 03/01/23 (Call 12/15/19)(b)	35	35,316
Mueller Water Products Inc., 5.50%, 06/15/26 (Call 06/15/21)(b)	15	14,851
RBS Global Inc./Rexnord LLC, 4.88%, 12/15/25 (Call 12/15/20)(b)	100	93,966
Roper Technologies Inc., 3.85%, 12/15/25 (Call 09/15/25)	35	34,111

		178,244
Manufacturing — 0.3%
3M Co., 2.25%, 09/19/26 (Call 06/19/26)	100	89,808
General Electric Co., 4.38%, 09/16/20	200	202,504

		292,312
Media — 3.1%
Altice Financing SA, 7.50%, 05/15/26 (Call 05/15/21)(b)	200	189,086
Altice France SA/France, 7.38%, 05/01/26 (Call 05/01/21)(b)	200	191,614
Altice U.S. Finance I Corp., 5.50%, 05/15/26 (Call 05/15/21)(b)	200	194,794
AMC Networks Inc., 4.75%, 08/01/25 (Call 08/01/21)(a)	100	93,033
CCO Holdings LLC/CCO Holdings Capital Corp. 5.00%, 02/01/28 (Call 08/01/22)(b)	150	139,776
5.13%, 05/01/27 (Call 05/01/22)(b)	100	94,189
5.75%, 02/15/26 (Call 02/15/21)(b)	100	99,087
Charter Communications Operating LLC/Charter Communications Operating Capital 3.58%, 07/23/20 (Call 06/23/20)	745	743,972
4.91%, 07/23/25 (Call 04/23/25)	100	100,510

Security	Par (000)	Value
Media (continued)
Clear Channel Worldwide Holdings Inc., Series B, 6.50%, 11/15/22 (Call 12/03/18)	$50	$50,799
Comcast Corp. 3.70%, 04/15/24 (Call 03/15/24)	150	149,443
3.95%, 10/15/25 (Call 08/15/25)	70	69,855
CSC Holdings LLC 5.25%, 06/01/24	200	192,960
5.38%, 02/01/28 (Call 02/01/23)(a)(b)	200	188,490
DISH DBS Corp. 5.00%, 03/15/23(a)	100	87,562
5.88%, 11/15/24	50	42,486
6.75%, 06/01/21	100	101,031
7.75%, 07/01/26	100	88,635
Gray Television Inc., 5.88%, 07/15/26 (Call 07/15/21)(b)	14	13,454
Midcontinent Communications/Midcontinent Finance Corp., 6.88%, 08/15/23 (Call 12/03/18)(b)	70	72,978
Sirius XM Radio Inc. 5.00%, 08/01/27 (Call 08/01/22)(b)	100	93,986
5.38%, 07/15/26 (Call 07/15/21)(b)	150	146,485
6.00%, 07/15/24 (Call 07/15/19)(b)	50	51,058
Thomson Reuters Corp., 3.35%, 05/15/26 (Call 02/15/26)	100	91,842
Time Warner Cable LLC, 4.00%, 09/01/21 (Call 06/01/21)	50	50,085
Univision Communications Inc., 5.13%, 02/15/25 (Call 02/15/20)(a)(b)	100	91,595

		3,428,805
Metal Fabricate & Hardware — 0.0%
Novelis Corp., 5.88%, 09/30/26 (Call 09/30/21)(b)	50	47,121

Mining — 0.5%
Alcoa Nederland Holding BV, 7.00%, 09/30/26 (Call 09/30/21)(b)	200	210,620
Freeport-McMoRan Inc. 3.55%, 03/01/22 (Call 12/01/21)	200	189,662
3.88%, 03/15/23 (Call 12/15/22)	100	92,699
5.45%, 03/15/43 (Call 09/15/42)	50	42,366
Hudbay Minerals Inc., 7.63%, 01/15/25 (Call 01/15/20)(a)(b)	50	50,268

		585,615
Office & Business Equipment — 0.2%
CDW LLC/CDW Finance Corp. 5.00%, 09/01/25 (Call 03/01/20)	100	96,750
5.50%, 12/01/24 (Call 06/01/24)	100	100,515

		197,265
Oil & Gas — 2.9%
Antero Resources Corp., 5.13%, 12/01/22 (Call 12/03/18)	100	99,478
California Resources Corp., 8.00%, 12/15/22 (Call 12/15/18)(a)(b)	250	222,527
Chesapeake Energy Corp. 7.50%, 10/01/26 (Call 10/01/21)	115	112,695
8.00%, 01/15/25 (Call 01/15/20)(a)	100	101,218
Comstock Escrow Corp., 9.75%, 08/15/26 (Call 08/15/21)(b)	50	48,249
Continental Resources Inc./OK, 3.80%, 06/01/24 (Call 03/01/24)	100	96,541
Covey Park Energy LLC/Covey Park Finance Corp., 7.50%, 05/15/25 (Call 05/15/20)(b)	40	39,300
Denbury Resources Inc., 9.00%, 05/15/21 (Call 12/15/18)(b)	50	52,159
Diamondback Energy Inc., 5.38%, 05/31/25 (Call 05/31/20)	50	49,753
Ensco PLC, 4.50%, 10/01/24 (Call 07/01/24)	100	81,360

14	2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® Edge U.S. Fixed Income Balanced Risk ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas (continued)
EP Energy LLC/Everest Acquisition Finance Inc. 7.75%, 05/15/26 (Call 05/15/21)(b)	$85	$84,931
8.00%, 11/29/24 (Call 11/30/19)(a)(b)	50	48,792
Gulfport Energy Corp., 6.00%, 10/15/24 (Call 10/15/19)(a)	25	23,470
Hilcorp Energy I LP/Hilcorp Finance Co., 6.25%, 11/01/28 (Call 11/01/23)(b)	45	43,322
Jagged Peak Energy LLC, 5.88%, 05/01/26 (Call 05/01/21)(a)(b)	20	19,597
Marathon Petroleum Corp. 3.40%, 12/15/20 (Call 11/15/20)	95	94,719
5.13%, 12/15/26 (Call 09/15/26)(b)	100	102,470
Matador Resources Co., 5.88%, 09/15/26 (Call 09/15/21)(b)	30	29,476
MEG Energy Corp., 6.50%, 01/15/25 (Call 01/15/20)(b)	50	51,763
Murphy Oil Corp., 5.75%, 08/15/25 (Call 08/15/20)	200	199,544
Nabors Industries Inc., 5.50%, 01/15/23 (Call 11/15/22)(a)	100	94,075
Newfield Exploration Co. 5.63%, 07/01/24	50	51,500
5.75%, 01/30/22	50	51,552
Noble Holding International Ltd., 7.88%, 02/01/26 (Call 02/01/21)(b)	50	49,729
Oasis Petroleum Inc., 6.25%, 05/01/26 (Call 05/01/21)(b)	30	29,441
Occidental Petroleum Corp., 3.50%, 06/15/25 (Call 03/15/25)(a)	60	58,916
Parkland Fuel Corp., 6.00%, 04/01/26 (Call 04/01/21)(b)	25	24,495
PBF Holding Co. LLC/PBF Finance Corp., 7.25%, 06/15/25 (Call 06/15/20)	100	103,050
Precision Drilling Corp. 7.13%, 01/15/26 (Call 11/15/20)(b)	100	99,347
7.75%, 12/15/23 (Call 12/15/19)	50	51,932
QEP Resources Inc., 5.25%, 05/01/23 (Call 02/01/23)	100	95,770
Resolute Energy Corp., 8.50%, 05/01/20 (Call 12/03/18)	45	44,923
Rowan Companies Inc., 7.38%, 06/15/25 (Call 03/15/25)(a)	50	47,625
Sanchez Energy Corp., 7.25%, 02/15/23 (Call 02/15/20)(a)(b)	100	91,574
SM Energy Co., 6.63%, 01/15/27 (Call 01/15/22)(a)	10	10,043
Southwestern Energy Co., 6.20%, 01/23/25 (Call 10/23/24)(a)	150	145,587
Sunoco LP/Sunoco Finance Corp. 4.88%, 01/15/23 (Call 01/15/20)(b)	100	96,591
5.50%, 02/15/26 (Call 02/15/21)(a)(b)	100	95,576
Transocean Guardian Ltd., 5.88%, 01/15/24 (Call 07/15/21)(b)	170	168,344
Valero Energy Corp., 3.65%, 03/15/25	50	48,138
W&T Offshore Inc., 9.75%, 11/01/23 (Call 11/01/20)(b)	45	43,560
Whiting Petroleum Corp., 6.63%, 01/15/26 (Call 10/15/25)	100	99,948
WPX Energy Inc., 5.75%, 06/01/26 (Call 06/01/21)	10	9,973

		3,213,053
Oil & Gas Services — 0.2%
Bristow Group Inc., 8.75%, 03/01/23 (Call 03/01/20)(a)(b)	40	38,028
McDermott Technology Americas Inc./McDermott Technology U.S. Inc., 10.63%, 05/01/24 (Call 05/01/21)(b)	50	45,384
USA Compression Partners LP/USA Compression Finance Corp., 6.88%, 04/01/26 (Call 04/01/21)(b)	105	106,103
Weatherford International LLC, 9.88%, 03/01/25 (Call 12/01/24)(a)(b)	100	78,460

		267,975
Packaging & Containers — 0.5%
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc., 7.25%, 05/15/24 (Call 05/15/19)(b)	200	201,272
Ball Corp., 4.00%, 11/15/23(a)	50	48,635

Security	Par (000)	Value

Packaging & Containers (continued)
BWAY Holding Co. 5.50%, 04/15/24 (Call 04/15/20)(b)	$25	$23,997
7.25%, 04/15/25 (Call 04/15/20)(a)(b)	30	28,481
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, 6.88%, 02/15/21 (Call 12/03/18)	52	52,370
Sealed Air Corp., 5.50%, 09/15/25 (Call 06/15/25)(b)	100	98,840
Silgan Holdings Inc., 4.75%, 03/15/25 (Call 03/15/20)	100	95,074

		548,669
Pharmaceuticals — 3.2%
AbbVie Inc., 2.30%, 05/14/21 (Call 04/14/21)	55	53,366
Allergan Funding SCS, 3.00%, 03/12/20 (Call 02/12/20)	185	184,314
AstraZeneca PLC 3.38%, 11/16/25	600	569,784
3.50%, 08/17/23 (Call 07/17/23)	200	196,764
Bausch Health Companies Inc. 5.50%, 11/01/25 (Call 11/01/20)(b)	130	127,618
6.13%, 04/15/25 (Call 04/15/20)(b)	200	183,990
7.00%, 03/15/24 (Call 03/15/20)(b)	100	104,801
Bausch Health Companies Inc./U.S., 8.50%, 01/31/27 (Call 07/31/22)(b)	200	204,442
CVS Health Corp. 3.35%, 03/09/21	160	159,198
4.13%, 05/15/21 (Call 02/15/21)	200	202,238
Endo Dac/Endo Finance LLC/Endo Finco Inc., 5.88%, 10/15/24 (Call 04/15/20)(b)	200	200,824
Endo Finance LLC/Endo Finco Inc., 5.38%, 01/15/23 (Call 12/03/18)(b)	100	85,405
Express Scripts Holding Co., 3.30%, 02/25/21 (Call 01/25/21)(a)	25	24,796
Mead Johnson Nutrition Co., 3.00%, 11/15/20	55	54,646
Novartis Capital Corp. 3.00%, 11/20/25 (Call 08/20/25)	100	94,957
3.40%, 05/06/24	150	148,670
Shire Acquisitions Investments Ireland DAC 1.90%, 09/23/19	200	197,510
2.40%, 09/23/21 (Call 08/23/21)	95	91,305
Zoetis Inc. 3.00%, 09/12/27 (Call 06/12/27)	300	273,771
3.45%, 11/13/20 (Call 10/13/20)	330	330,544
3.90%, 08/20/28 (Call 05/20/28)	65	63,121

		3,552,064
Pipelines — 3.0%
Cheniere Corpus Christi Holdings LLC, 5.88%, 03/31/25 (Call 10/02/24)	100	103,051
Cheniere Energy Partners LP, 5.25%, 10/01/25 (Call 10/01/20)	225	220,790
Crestwood Midstream Partners LP/Crestwood Midstream
Finance Corp., 5.75%, 04/01/25 (Call 04/01/20)	100	99,897
DCP Midstream Operating LP, 5.38%, 07/15/25 (Call 04/15/25)	80	81,022
Enbridge Inc., 2.90%, 07/15/22 (Call 06/15/22)	40	38,611
Energy Transfer LP, 5.50%, 06/01/27 (Call 03/01/27)	50	50,807
Energy Transfer Operating LP 4.15%, 10/01/20 (Call 08/01/20)	100	100,843
4.95%, 06/15/28 (Call 03/15/28)	100	98,781
9.00%, 04/15/19	100	102,550
Enterprise Products Operating LLC, 5.25%, 01/31/20	200	204,600
Kinder Morgan Inc./DE, 3.05%, 12/01/19 (Call 11/01/19)	100	99,644

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) October 31, 2018	iShares® Edge U.S. Fixed Income Balanced Risk ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pipelines (continued)
ONEOK Inc. 4.00%, 07/13/27 (Call 04/13/27)(a)	$100	$95,236
4.25%, 02/01/22 (Call 11/01/21)	400	403,068
4.55%, 07/15/28 (Call 04/15/28)	200	195,908
7.50%, 09/01/23 (Call 06/01/23)	100	113,346
PBF Logistics LP/PBF Logistics Finance Corp., 6.88%, 05/15/23 (Call 12/03/18)	35	35,614
Sabine Pass Liquefaction LLC 4.20%, 03/15/28 (Call 09/15/27)	150	142,815
5.63%, 02/01/21 (Call 11/01/20)	100	103,462
5.63%, 03/01/25 (Call 12/01/24)	200	208,828
5.75%, 05/15/24 (Call 02/15/24)	200	211,840
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 4.25%, 11/15/23 (Call 12/03/18)	150	144,129
5.13%, 02/01/25 (Call 02/01/20)	100	97,506
5.88%, 04/15/26 (Call 04/15/21)(b)	35	35,189
TransCanada PipeLines Ltd., 3.13%, 01/15/19	60	60,007
Williams Companies Inc. (The), 3.60%, 03/15/22 (Call 01/15/22)	250	246,280

		3,293,824
Real Estate — 0.1%
Howard Hughes Corp. (The), 5.38%, 03/15/25 (Call 03/15/20)(b)	65	62,436

Real Estate Investment Trusts — 4.1%
American Tower Corp. 2.25%, 01/15/22	200	190,606
2.80%, 06/01/20 (Call 05/01/20)	100	98,958
3.00%, 06/15/23	260	249,246
3.40%, 02/15/19	100	100,057
3.55%, 07/15/27 (Call 04/15/27)(a)	340	312,888
5.90%, 11/01/21	100	105,868
Boston Properties LP, 5.88%, 10/15/19 (Call 07/15/19)	100	101,967
CBL & Associates LP, 5.95%, 12/15/26 (Call 09/15/26)(a)	50	41,854
CC Holdings GS V LLC/Crown Castle GS III Corp., 3.85%, 04/15/23	100	98,963
CoreCivic Inc., 4.63%, 05/01/23 (Call 02/01/23)	100	94,080
Crown Castle International Corp. 3.20%, 09/01/24 (Call 07/01/24)	195	184,144
3.40%, 02/15/21 (Call 01/15/21)	100	99,388
4.88%, 04/15/22	100	102,988
Digital Realty Trust LP, 3.40%, 10/01/20 (Call 09/01/20)	200	199,538
ESH Hospitality Inc., 5.25%, 05/01/25 (Call 05/01/20)(a)(b)	100	94,670
GLP Capital LP/GLP Financing II Inc. 4.88%, 11/01/20 (Call 08/01/20)	100	101,098
5.25%, 06/01/25 (Call 03/01/25)	165	165,165
5.38%, 11/01/23 (Call 08/01/23)	100	102,658
5.38%, 04/15/26	170	168,955
5.75%, 06/01/28 (Call 03/03/28)	200	202,452
HCP Inc., 2.63%, 02/01/20 (Call 11/01/19)	250	247,310
Hospitality Properties Trust 3.95%, 01/15/28 (Call 07/15/27)	100	89,837
4.50%, 06/15/23 (Call 12/15/22)	400	400,220
5.00%, 08/15/22 (Call 02/15/22)	200	204,308
Iron Mountain Inc., 4.88%, 09/15/27 (Call 09/15/22)(b)	150	133,781
MPT Operating Partnership LP/MPT Finance Corp., 5.00%, 10/15/27 (Call 10/15/22)	85	79,833

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
Simon Property Group LP 2.50%, 09/01/20 (Call 06/01/20)	$100	$98,609
4.38%, 03/01/21 (Call 12/01/20)	150	152,865
Uniti Group LP/Uniti Group Finance Inc./CSL Capital LLC 6.00%, 04/15/23 (Call 12/03/18)(b)	45	43,226
8.25%, 10/15/23 (Call 04/15/19)	50	47,154
Welltower Inc., 5.25%, 01/15/22 (Call 10/15/21)	150	155,922

		4,468,608
Retail — 2.2%
1011778 BC ULC/New Red Finance Inc. 4.25%, 05/15/24 (Call 05/15/20)(a)(b)	35	32,894
5.00%, 10/15/25 (Call 10/15/20)(b)	150	140,487
Advance Auto Parts Inc., 5.75%, 05/01/20	200	205,926
Darden Restaurants Inc., 3.85%, 05/01/27 (Call 02/01/27)(a)	145	138,056
Dollar Tree Inc., 3.70%, 05/15/23 (Call 04/15/23)	300	292,344
Golden Nugget Inc., 6.75%, 10/15/24 (Call 10/15/19)(a)(b)	100	99,794
Home Depot Inc. (The), 3.35%, 09/15/25 (Call 06/15/25)(a)	35	34,221
JC Penney Corp. Inc., 5.88%, 07/01/23 (Call 07/01/19)(b)	52	44,947
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.00%, 06/01/24 (Call 06/01/19)(b)	200	197,152
L Brands Inc., 6.63%, 04/01/21	150	156,416
McDonald’s Corp., 3.38%, 05/26/25 (Call 02/26/25)	300	289,173
PetSmart Inc., 5.88%, 06/01/25 (Call 06/01/20)(b)	100	78,224
QVC Inc., 3.13%, 04/01/19	250	249,455
Sally Holdings LLC/Sally Capital Inc., 5.63%, 12/01/25 (Call 12/01/20)(a)	100	92,786
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.50%, 06/01/24 (Call 06/01/19)	50	47,519
Tapestry Inc. 3.00%, 07/15/22 (Call 06/15/22)	100	95,999
4.13%, 07/15/27 (Call 04/15/27)	76	71,138
Walgreens Boots Alliance Inc. 3.45%, 06/01/26 (Call 03/01/26)	200	184,796
3.80%, 11/18/24 (Call 08/18/24)	20	19,522

		2,470,849
Semiconductors — 2.3%
Analog Devices Inc. 2.50%, 12/05/21 (Call 11/05/21)	60	58,030
2.95%, 01/12/21(a)	370	365,516
Broadcom Corp./Broadcom Cayman Finance Ltd. 2.20%, 01/15/21	300	289,755
2.38%, 01/15/20	100	98,885
3.00%, 01/15/22 (Call 12/15/21)	650	629,414
Entegris Inc., 4.63%, 02/10/26 (Call 11/10/20)(a)(b)	100	92,899
NVIDIA Corp., 3.20%, 09/16/26 (Call 06/16/26)	500	468,130
Qorvo Inc., 5.50%, 07/15/26 (Call 07/15/21)(b)	30	30,067
QUALCOMM Inc. 3.00%, 05/20/22	85	83,466
3.45%, 05/20/25 (Call 02/20/25)	400	383,764

		2,499,926
Software — 2.4%
Activision Blizzard Inc. 2.30%, 09/15/21 (Call 08/15/21)	25	24,199
3.40%, 09/15/26 (Call 06/15/26)	60	56,435
Autodesk Inc., 3.13%, 06/15/20 (Call 05/15/20)	30	29,840
Broadridge Financial Solutions Inc., 3.40%, 06/27/26 (Call 03/27/26)	400	374,152
CA Inc., 3.60%, 08/15/22 (Call 07/15/22)	80	79,011

16	2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® Edge U.S. Fixed Income Balanced Risk ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Software (continued)
CDK Global Inc. 4.88%, 06/01/27 (Call 06/01/22)	$100	$93,843
5.88%, 06/15/26 (Call 06/15/21)	20	20,153
Citrix Systems Inc., 4.50%, 12/01/27 (Call 09/01/27)	100	94,924
Electronic Arts Inc., 3.70%, 03/01/21 (Call 02/01/21)	30	30,152
First Data Corp. 5.00%, 01/15/24 (Call 01/15/19)(b)	95	93,923
7.00%, 12/01/23 (Call 12/01/18)(b)	80	82,967
Fiserv Inc., 3.85%, 06/01/25 (Call 03/01/25)	50	49,235
Infor U.S. Inc., 6.50%, 05/15/22 (Call 11/16/18)	100	99,959
j2 Cloud Services LLC/j2 Global Co-Obligor Inc., 6.00%, 07/15/25 (Call 07/15/20)(a)(b)	27	26,745
MSCI Inc. 5.38%, 05/15/27 (Call 05/15/22)(a)(b)	75	74,257
5.75%, 08/15/25 (Call 08/15/20)(a)(b)	200	205,504
Open Text Corp., 5.63%, 01/15/23 (Call 12/03/18)(b)	150	151,338
PTC Inc., 6.00%, 05/15/24 (Call 05/15/19)(a)	100	102,529
Riverbed Technology Inc., 8.88%, 03/01/23 (Call 12/03/18)(a)(b)	100	91,815
VMware Inc. 2.30%, 08/21/20(a)	280	273,395
2.95%, 08/21/22 (Call 07/21/22)	415	397,773
3.90%, 08/21/27 (Call 05/21/27)	200	182,996

		2,635,145
Telecommunications — 3.3%
AT&T Inc. 3.00%, 06/30/22 (Call 04/30/22)	50	48,523
3.20%, 03/01/22 (Call 02/01/22)(a)	165	161,979
3.80%, 03/01/24 (Call 01/01/24)	225	220,810
3.90%, 03/11/24 (Call 12/11/23)	150	147,826
5.88%, 10/01/19	300	307,239
CenturyLink Inc.
Series P, 7.60%, 09/15/39	50	43,053
Series S, 6.45%, 06/15/21	50	51,173
Series Y, 7.50%, 04/01/24 (Call 01/01/24)(a)	50	52,329
CommScope Inc., 5.50%, 06/15/24 (Call 06/15/19)(b)	100	96,747
Embarq Corp., 8.00%, 06/01/36	50	47,634
Frontier Communications Corp. 6.88%, 01/15/25 (Call 10/15/24)(a)	50	28,252
8.50%, 04/01/26 (Call 04/01/21)(b)	100	92,997
10.50%, 09/15/22 (Call 06/15/22)	50	41,709
11.00%, 09/15/25 (Call 06/15/25)	100	73,414
HC2 Holdings Inc., 11.00%, 12/01/19 (Call 12/01/18)(b)	45	44,759
Hughes Satellite Systems Corp. 5.25%, 08/01/26	85	80,883
6.63%, 08/01/26	80	76,178
Intelsat Jackson Holdings SA 5.50%, 08/01/23 (Call 12/03/18)	100	89,693
8.00%, 02/15/24 (Call 02/15/19)(b)	50	52,307
9.75%, 07/15/25 (Call 07/15/21)(b)	50	52,348
Juniper Networks Inc., 3.30%, 06/15/20 (Call 05/15/20)	30	29,922
Level 3 Financing Inc. 5.38%, 01/15/24 (Call 01/15/19)	100	99,000
5.38%, 05/01/25 (Call 05/01/20)	50	48,901
Motorola Solutions Inc. 3.50%, 03/01/23	150	145,194
4.60%, 02/23/28 (Call 11/23/27)	150	144,600
Plantronics Inc., 5.50%, 05/31/23 (Call 12/03/18)(b)	100	98,031
Qwest Corp., 7.25%, 09/15/25	100	106,894
Sprint Communications Inc., 9.00%, 11/15/18(b)	37	37,070

Security	Par (000)	Value

Telecommunications (continued)
Sprint Corp. 7.63%, 02/15/25 (Call 11/15/24)	$100	$104,005
7.63%, 03/01/26 (Call 11/01/25)	100	103,942
7.88%, 09/15/23	175	186,751
Telecom Italia Capital SA, 7.20%, 07/18/36	100	98,328
T-Mobile USA Inc. 4.75%, 02/01/28 (Call 02/01/23)	150	138,750
6.50%, 01/15/26 (Call 01/15/21)	145	152,831
Verizon Communications Inc., 3.38%, 02/15/25	268	258,494
Windstream Services LLC/Windstream Finance Corp. 8.63%, 10/31/25 (Call 10/31/20)(b)	100	93,306
9.00%, 06/30/25 (Call 06/30/21)(b)	36	26,119

		3,681,991
Transportation — 0.1%
Union Pacific Corp., 3.95%, 09/10/28 (Call 06/10/28)	115	112,940
XPO Logistics Inc., 6.50%, 06/15/22 (Call 12/03/18)(b)	11	11,274

		124,214
Trucking & Leasing —0.3%
Avolon Holdings Funding Ltd., 5.13%, 10/01/23 (Call 09/01/23)(b)	25	24,509
Park Aerospace Holdings Ltd. 5.25%, 08/15/22(b)	100	99,207
5.50%, 02/15/24(b)	185	183,017

		306,733

Total Corporate Bonds & Notes — 85.0%
(Cost: $96,280,012)		93,643,969

U.S. Government Agency Obligations

Mortgage-Backed Securities — 35.6%
Federal Home Loan Mortgage Corp. 2.50%, 01/01/33	96	92,098
2.50%, 11/01/33(f)	699	668,555
2.50%, 11/01/48(f)	25	22,856
3.00%, 11/01/33(f)	925	905,777
3.00%, 07/01/46	54	51,145
3.00%, 08/01/46	404	382,401
3.00%, 10/01/46	78	74,204
3.00%, 12/01/46	131	124,290
3.00%, 01/01/47	204	192,947
3.00%, 02/01/47	635	601,687
3.00%, 06/01/47	310	293,341
3.00%, 10/01/47	134	126,561
3.00%, 11/01/48(f)	173	163,601
3.50%, 07/01/33	72	71,778
3.50%, 11/01/33(f)	325	324,835
3.50%, 07/01/43	27	26,282
3.50%, 09/01/44	27	26,186
3.50%, 01/01/46	24	23,197
3.50%, 03/01/46	28	27,439
3.50%, 09/01/46	23	22,408
3.50%, 12/01/46	221	215,667
3.50%, 08/01/47	23	22,769
3.50%, 09/01/47	528	513,984
3.50%, 11/01/48(f)	2,448	2,382,784
4.00%, 11/01/33(f)	25	25,403
4.00%, 04/01/46	238	239,086
4.00%, 10/01/47	27	27,198
4.00%, 06/01/48	73	73,747

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) October 31, 2018	iShares® Edge U.S. Fixed Income Balanced Risk ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
4.00%, 11/01/48(f)	$2,060	$2,060,263
4.50%, 07/01/48	27	28,268
4.50%, 11/01/48(f)	847	867,348
5.00%, 07/01/48	38	39,382
5.00%, 11/01/48(f)	42	43,845
Federal National Mortgage Association
2.50%, 10/01/32	25	23,875
2.50%, 11/01/33(f)	1,194	1,142,787
2.50%, 11/01/48(f)	100	91,414
3.00%, 02/01/31	722	711,022
3.00%, 02/01/32	152	149,403
3.00%, 02/01/33	118	116,032
3.00%, 11/01/33(f)	357	350,335
3.00%, 12/01/46	30	28,162
3.00%, 11/01/48(f)	3,186	3,013,533
3.50%, 03/01/33	122	122,338
3.50%, 04/01/33	193	193,445
3.50%, 05/01/33	76	76,361
3.50%, 11/01/33(f)	196	195,847
3.50%, 11/01/45	137	134,128
3.50%, 01/01/46	79	77,239
3.50%, 02/01/46	367	358,858
3.50%, 07/01/46	40	38,914
3.50%, 01/01/47	141	137,313
3.50%, 02/01/47	160	156,794
3.50%, 05/01/47	89	87,248
3.50%, 04/01/48	66	64,875
3.50%, 05/01/48	101	99,262
3.50%, 11/01/48(f)	993	966,507
3.50%, 11/01/51	1,845	1,778,207
4.00%, 06/01/33	146	148,171
4.00%, 07/01/33	68	69,108
4.00%, 11/01/33(f)	127	129,058
4.00%, 01/01/46	86	86,320
4.00%, 02/01/46	62	61,944
4.00%, 03/01/46	24	24,424
4.00%, 04/01/46	144	143,909
4.00%, 06/01/47	22	21,944
4.00%, 11/01/47	42	42,078
4.00%, 04/01/48	97	97,619
4.00%, 07/01/48	98	98,514
4.00%, 09/01/48	129	129,564
4.00%, 11/01/48(f)	2,608	2,607,898
4.50%, 11/01/33(f)	50	50,693
4.50%, 10/01/47	28	28,458
4.50%, 03/01/48	55	56,414
4.50%, 06/01/48	95	98,334
4.50%, 07/01/48	27	27,643
4.50%, 11/01/48(f)	1,091	1,116,990
5.00%, 09/01/48	63	65,773
5.00%, 11/01/48(f)	82	85,555
5.50%, 11/01/48(f)	925	980,066
Government National Mortgage Association
2.50%, 11/01/48(f)	100	92,657
3.00%, 05/20/45	494	474,307
3.00%, 09/20/46	268	256,908
3.00%, 02/15/47	154	147,467

Security	Par/ Shares (000)	Value

Mortgage-Backed Securities (continued)
3.00%, 11/01/48(f)	$2,294	$2,193,259
3.50%, 03/15/43	98	97,478
3.50%, 06/15/43	83	81,773
3.50%, 04/20/45	107	105,864
3.50%, 04/20/46	162	159,118
3.50%, 12/20/46	181	178,203
3.50%, 03/20/47	620	609,080
3.50%, 08/20/47	420	412,468
3.50%, 04/20/48	1,292	1,270,521
3.50%, 11/01/48(f)	1,875	1,841,528
4.00%, 09/20/45	52	52,582
4.00%, 09/20/46	18	17,776
4.00%, 07/20/47	174	175,120
4.00%, 11/01/48(f)	2,183	2,196,894
4.50%, 10/20/46	21	21,442
4.50%, 07/20/48	146	149,672
4.50%, 08/20/48	646	663,676
4.50%, 11/01/48(f)	225	230,781
5.00%, 06/20/48	181	188,182
5.00%, 08/20/48	79	82,065
5.00%, 11/01/48(f)	446	463,662

		39,208,191

Total U.S. Government Agency Obligations — 35.6%
(Cost: $39,588,958)		39,208,191

Short-Term Investments

Money Market Funds — 9.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.36%(g)(h)(i)	10,642	10,644,156
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.11%(g)(h)	100	100,000

		10,744,156

Total Short-Term Investments — 9.7% (Cost: $10,742,286)		10,744,156

Total Investments in Securities — 130.3% (Cost: $146,611,256)		143,596,316

Other Assets, Less Liabilities — (30.3)%		(33,393,485)

Net Assets — 100.0%		$110,202,831

(a)	All or a portion of this security is on loan.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Payment-in-kind (“PIK”) bond which gives the issuer an option to make coupon payments in cash or in the form of additional bonds. Stated interest rate represents the cash coupon rate.
(d)	Security is issued at a fixed coupon rate, which converts to a variable rate at a specified date. Reference index and spread are provided if the rate is currently floating.
(e)	Variable or floating rate security. Rate shown is the rate in effect as of period-end.
(f)	TBA transaction.
(g)	Affiliate of the Fund.
(h)	Annualized 7-day yield as of period-end.
(i)	All or a portion of this security was purchased with cash collateral received from loaned securities.

18	2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® Edge U.S. Fixed Income Balanced Risk ETF

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 10/31/17 (000)	Net Activity (000)	Shares Held at 10/31/18 (000)	Value at 10/31/18	Income		Net Realized Gain (Loss	)(a)	Change in Unrealized Appreciation (Depreciation	)
BlackRock Cash Funds: Institutional, SL Agency Shares	26,546	(15,904)	10,642	$10,644,156	$258,105	(b)	$(916)		$522
BlackRock Cash Funds: Treasury, SL Agency Shares	100	—	100	100,000	1,602		—		—

				$10,744,156	$259,707		$(916)		$522

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
10-Year Ultra Long U.S. Treasury Bond	4	12/19/18	$500	$(12,910)
2-Year U.S. Treasury Note	6	12/31/18	1,264	(1,133)
5-Year U.S. Treasury Note	4	12/31/18	450	(708)

				(14,751)

Short Contracts
10-Year U.S. Treasury Note	(8)	12/19/18	948	(2,417)
Ultra Long U.S. Bond	(5)	12/19/18	746	33,266

				30,849

				$16,098

Derivative Financial Instruments Categorized by Risk Exposure

As of October 31, 2018, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Interest Rate Contracts
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$33,266

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$17,168

(a)

Represents cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported separately within the Statement of Assets and Liabilities.

For the year ended October 31, 2018, the effect of derivative financial instruments in the Statement of Operations was as follows:

Interest Rate Contracts
Net Realized Gain (Loss) from:
Futures contracts	$300,269

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(118,311)

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) October 31, 2018	iShares® Edge U.S. Fixed Income Balanced Risk ETF

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$2,285,813
Average notional value of contracts — short	$(4,669,919)

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Corporate Bonds & Notes	$—	$93,643,969	$—	$93,643,969
U.S. Government Agency Obligations	—	39,208,191	—	39,208,191
Money Market Funds	10,744,156	—	—	10,744,156

	$10,744,156	$132,852,160	$—	$143,596,316

Derivative financial instruments(a)
Assets
Futures Contracts	$33,266	$—	$—	$33,266
Liabilities
Futures Contracts	(17,168)	—	—	(17,168)

	$16,098	$—	$—	$16,098

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

20	2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities

October 31, 2018

iShares Edge U.S. Fixed Income Balanced Risk ETF

ASSETS
Investments in securities, at value (including securities on loan)(a) :
Unaffiliated(b)	$132,852,160
Affiliated(c)	10,744,156
Cash	1,000
Cash pledged:
Futures contracts	13,000
Receivables:
Investments sold	1,136,330
Securities lending income — Affiliated	3,562
Variation margin on futures contracts	3,409
Dividends	2,756
Interest	1,139,840

Total assets	145,896,213

LIABILITIES
Collateral on securities loaned, at value	9,045,539
Payables:
Investments purchased	26,624,461
Investment advisory fees	23,382

Total liabilities	35,693,382

NET ASSETS	$110,202,831

NET ASSETS CONSIST OF:
Paid-in capital	$115,146,101
Accumulated loss	(4,943,270)

NET ASSETS	$110,202,831

Shares outstanding	1,150,000

Net asset value	$95.83

Shares authorized	Unlimited

Par value	None

(a) Securities loaned, at value	$8,576,067
(b) Investments, at cost — Unaffiliated	$135,868,970
(c) Investments, at cost — Affiliated	$10,742,286

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	21

Statement of Operations

Year Ended October 31, 2018

iShares Edge U.S. Fixed Income Balanced Risk ETF

INVESTMENT INCOME
Dividends — Affiliated	$215,427
Interest — Unaffiliated	4,180,419
Securities lending income — Affiliated — net	44,280
Other income — Unaffiliated	4,366

Total investment income	4,444,492

EXPENSES
Investment advisory fees	321,109
Proxy fees	12

Total expenses	321,121

Less:
Investment advisory fees waived	(11,412)

Total expenses after fees waived	309,709

Net investment income	4,134,783

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(2,349,465)
Investments — Affiliated	(916)
In-kind redemptions — Unaffiliated	(494,664)
Futures contracts	300,269

Net realized loss	(2,544,776)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(4,051,358)
Investments — Affiliated	522
Futures contracts	(118,311)

Net change in unrealized appreciation (depreciation)	(4,169,147)

Net realized and unrealized loss	(6,713,923)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,579,140)

See notes to financial statements.

22	2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares Edge U.S. Fixed Income Balanced Risk ETF
	Year Ended 10/31/18	Year Ended 10/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$4,134,783	$2,911,720
Net realized gain (loss)	(2,544,776)	308,659
Net change in unrealized appreciation (depreciation)	(4,169,147)	353,409

Net increase (decrease) in net assets resulting from operations	(2,579,140)	3,573,788

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
From net investment income and net realized gain	(3,891,704)	(2,967,987)
Return of capital	—	(28,701)

Decrease in net assets resulting from distributions to shareholders	(3,891,704)	(2,996,688)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(14,066,877)	59,745,799

NET ASSETS
Total increase (decrease) in net assets	(20,537,721)	60,322,899
Beginning of year	130,740,552	70,417,653

End of year	$110,202,831	$130,740,552

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)	Prior year distribution character information has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements

F I N A N C I A L S T A T E M E N T S	23

Financial Highlights

(For a share outstanding throughout each period)

	iShares Edge U.S. Fixed Income Balanced Risk ETF
	Year Ended 10/31/18	Year Ended 10/31/17	Year Ended 10/31/16	Period From 02/24/15(a) to 10/31/15

Net asset value, beginning of period	$100.57	$100.60	$98.33	$99.60

Net investment income(b)	3.15	2.66	2.75	1.74
Net realized and unrealized gain (loss)(c)	(4.88)	0.09	2.40	(1.29)

Net increase (decrease) from investment operations	(1.73)	2.75	5.15	0.45

Distributions(d)
From net investment income	(3.01)	(2.70)	(2.79)	(1.72)
From net realized gain	—	(0.05)	—	—
Return of capital	—	(0.03)	(0.09)	—

Total distributions	(3.01)	(2.78)	(2.88)	(1.72)

Net asset value, end of period	$95.83	$100.57	$100.60	$98.33

Total Return
Based on net asset value	(1.73)%	2.79%	5.32%	0.46	%(e)

Ratios to Average Net Assets
Total expenses	0.25%	0.25%	0.25%	0.26	%(f)

Total expenses after fees waived	0.24%	0.24%	0.25%	0.25	%(f)

Net investment income	3.22%	2.66%	2.78%	2.58	%(f)

Supplemental Data
Net assets, end of period (000)	$110,203	$130,741	$70,418	$73,750

Portfolio turnover rate(g)(h)	633%	683%	569%	362	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.
(h)	Portfolio turnover rate includes to-be-announced (TBA) transactions.

See notes to financial statements

24	2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.  ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following fund (the “Fund”):

iShares ETF	Diversification Classification
Edge U.S. Fixed Income Balanced Risk	Non-diversified

Reorganization: On February 5, 2018, the iShares Edge U.S. Fixed Income Balanced Risk ETF, a series of the Trust, (the “Successor Fund”), acquired all the net assets of the iShares Edge U.S. Fixed Income Balanced Risk ETF, a series of iShares U.S. ETF Trust (the “Predecessor Fund”), pursuant to a plan of reorganization approved by the Board of Trustees of the Predecessor Fund on September 15, 2017 (the “Reorganization”). The purpose of the Reorganization was to convert the Predecessor Fund from an actively managed exchange-traded fund (“ETF”) to a passively managed or index ETF. As an index ETF, the Successor Fund will be a series of the Trust and will be covered by the iShares exemptive relief that permits the iShares funds to operate as index ETFs. The Successor Fund has the same contractual management fee as the Predecessor Fund, is advised by the same investment adviser as the Predecessor Fund, managed by the same portfolio managers, and the same persons serving as trustees and officers of the Predecessor Fund also serve as trustees and officers of the Successor Fund.

Each shareholder of the Predecessor Fund received shares of the Successor Fund in an amount equal to the aggregate net asset value of such shareholder’s Predecessor Fund shares, as determined before market open of business on February 5, 2018. The Reorganization was accomplished by a tax-free exchange of 1,500,000 shares of the Successor Fund for 1,500,000 shares of the Predecessor Fund at a conversion rate of 1.

The Predecessor Fund’s fair value and cost of investments prior to the Reorganization was $217,941,780 and $219,937,146, respectively. Prior to the Reorganization, the Successor Fund had not yet commenced operations and had no assets or liabilities. As a result of the Reorganization, the Successor Fund assumed the performance and accounting history of the Predecessor Fund. The aggregate net assets of the Successor Fund immediately after the Reorganization amounted to $147,603,957.

Since this was a non-taxable merger, for financial reporting purposes, assets received and shares issued by the Successor Fund were recorded at fair value; however, the cost basis of the investments received from the Predecessor Fund was carried forward to the Successor Fund.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, and payment-in-kind interest income, if any, are recognized daily on the accrual basis. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Fund. Because such gains or losses are not taxable to the Fund and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Fund’s tax year. These reclassifications have no effect on net assets or net asset value per share.

Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization on Purchase Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Fund.

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

N O T E S T O F I N A N C I A L S T A T E M E N T S	25

Notes to Financial Statements  (continued)

3.  INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Fixed-income investments are valued using the last available bid price or current market quotations provided by independent dealers or prices (including evaluated prices) supplied by approved independent third-party pricing services. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and/or other factors and assumptions.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).
•	Futures contract notional values are determined based on that day’s last reported settlement price on the exchange where the contract is traded.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values, and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets for identical assets or liabilities;
•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for the Fund’s investments is included in its schedule of investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

26	2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

4.  SECURITIES AND OTHER INVESTMENTS

TBA Commitments: A fund may purchase mortgage pass-through securities on a when-issued or to-be-announced (“TBA”) basis, with payment and delivery scheduled for a future date. The underlying mortgage pools to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. A fund could be exposed to possible risk if there are adverse market actions, expenses or delays in connection with the TBA transactions, or if the counterparty fails to complete the transaction.

To mitigate counterparty risk, a fund enters into a two-way collateral agreement for TBA transactions with certain counterparties. Under such agreement, the “in-the-money” party of a TBA transaction may at any time require the other party to pledge collateral assets (in the form of cash or securities) to offset any loss the in-the-money party would incur upon cancellation of the TBA transaction. A party is in-the-money if they are the buyer and the market value of the TBA transaction increases or if they are the seller and the market value of the TBA transaction decreases. Cash collateral received from the counterparty may be reinvested in money market funds, including those managed by the Fund’s investment adviser, or its affiliates. Such collateral, if any, is noted in the schedule of investments and the obligation to return the collateral is presented as a liability in the statement of assets and liabilities. Securities pledged as collateral by a fund, if any, are noted in the schedule of investments.

TBA Roll Transactions: A fund may enter into a TBA agreement, sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities (a “TBA roll”). TBA rolls are treated as purchase and sale transactions in which the fund realizes gains and losses. A fund’s use of TBA rolls may cause the fund to experience higher portfolio turnover and higher transactions costs. TBA rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon purchase price of those securities.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of October 31, 2018, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Fund’s investment adviser, or its affiliates and is disclosed in the schedule of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for the Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of October 31, 2018 and the value of the related cash collateral are disclosed in the statement of assets and liabilities.

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of October 31, 2018:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount
Edge U.S. Fixed Income Balanced Risk
Barclays Bank PLC	$265,430	$265,430		$—	$—
Barclays Capital Inc.	957,920	957,920		—	—
BNP Paribas Prime Brokerage International Ltd.	375,669	375,669		—	—
Citigroup Global Markets Inc.	562,423	562,423		—	—
Credit Suisse Securities (USA) LLC	1,050,618	1,050,618		—	—
Deutsche Bank Securities Inc.	452,872	452,872		—	—
HSBC Securities (USA) Inc.	741,763	741,763		—	—
Jefferies LLC	48,636	48,636		—	—
JPMorgan Securities LLC	2,489,509	2,489,509		—	—
Merrill Lynch, Pierce, Fenner & Smith	755,137	755,137		—	—
Nomura Securities International Inc.	18,700	18,700		—	—
Scotia Capital (USA) Inc.	50,268	50,268		—	—
Wells Fargo Securities LLC	807,122	807,122		—	—

	$8,576,067	$8,576,067		$—	$—

N O T E S T O F I N A N C I A L S T A T E M E N T S	27

Notes to Financial Statements  (continued)

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value of the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.    DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: The Fund uses futures contracts to balance its exposure to interest rate risk against its exposure to credit spread risk. Futures contracts are standardized, exchange-traded agreements to buy or sell a specific quantity of an underlying instrument at a set price on a future date. Depending on the terms of a contract, a futures contract is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date.

Upon entering into a futures contract, a fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Securities deposited as initial margin, if any, are designated in the schedule of investments and cash deposited, if any, is shown as cash pledged for futures contracts in the statement of assets and liabilities.

Pursuant to the contract, a fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation or depreciation and, if any, shown as variation margin receivable or payable on futures contracts in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. Losses may arise if the notional value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

6.    INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of the Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Fund, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to the Fund, BFA is entitled to an annual investment advisory fee of 0.25%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund.

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through February 29, 2024 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in other registered investment companies advised by BFA or its affiliates.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for the Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Fund.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. The Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 80% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, the Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Fund is shown as securities lending income – affiliated – net in its statement of operations. For the year ended October 31, 2018, the Fund paid BTC $14,359 for securities lending agent services.

28	2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock for 1940 Act purposes.

The Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.    PURCHASES AND SALES

For the year ended October 31, 2018, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows:

	U.S. Government Securities		Other Securities
iShares ETF	Purchases	Sales	Purchases	Sales
Edge U.S. Fixed Income Balanced Risk	$953,261,241	$973,015,665	$53,517,590	$35,629,049

For the year ended October 31, 2018, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Edge U.S. Fixed Income Balanced Risk	$3,944,073	$28,954,018

8.    INCOME TAX INFORMATION

The Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Fund as of October 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of October 31, 2018, the following permanent differences attributable to realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Loss
Edge U.S. Fixed Income Balanced Risk	$(494,664)	$494,664

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 10/31/18	Year Ended 10/31/17
Edge U.S. Fixed Income Balanced Risk
Ordinary income	$3,891,704	$2,967,987
Return of capital	—	28,701

	$3,891,704	$2,996,688

As of October 31, 2018, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses)(a)	Total
Edge U.S. Fixed Income Balanced Risk	$243,079	$(2,163,177)	$(3,023,172)	$(4,943,270)

(a)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain futures contracts.

As of October 31, 2018, the Fund had non-expiring capital loss carryforwards in the amount of $2,163,177 available to offset future realized capital gains.

N O T E S T O F I N A N C I A L S T A T E M E N T S	29

Notes to Financial Statements  (continued)

As of October 31, 2018, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Edge U.S. Fixed Income Balanced Risk	$146,619,488	$199,889	$(3,223,061)	$(3,023,172)

9.    PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve the Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

Changes in market interest rates or economic conditions may affect the value and/or liquidity of fixed income investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Securities with longer durations tend to be more sensitive to interest rate changes, usually making their price more volatile than those of securities with shorter durations. Given the environment of historically low interest rates, a fund may be subject to a greater risk of price losses if interest rates rise.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its schedule of investments.

When a fund concentrates its investments in mortgage-backed securities, it assumes a greater risk of prepayment or payment extension by securities issuers, which may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

10.    CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of the Fund are not redeemable.

30	2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Transactions in capital shares were as follows:

	Year Ended 10/31/18		Year Ended 10/31/17
iShares ETF	Shares	Amount	Shares	Amount
Edge U.S. Fixed Income Balanced Risk
Shares sold	350,000	$34,670,334	600,000	$59,745,799
Shares redeemed	(500,000)	(48,737,211)	—	—

Net increase (decrease)	(150,000)	$(14,066,877)	600,000	$59,745,799

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

11.    LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares U.S. Preferred Stock ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the court’s decision.

12.    REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Fund has adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the statement of assets and liabilities, statement of changes in net assets and notes to the financial statements.

Prior year distribution information in the statement of changes in net assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended October 31, 2017 were classified as follows:

iShares ETF	Net Investment Income	Net Realized Gains	Return of capital
Edge U.S. Fixed Income Balanced Risk	$2,911,727	$56,260	$28,701

13.    SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	31

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares Edge U.S. Fixed Income Balanced Risk ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of iShares Edge U.S. Fixed Income Balanced Risk ETF (one of the funds constituting iShares Trust, hereafter referred to as the “Fund”) as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the three years in the period ended October 31, 2018 and for the period February 24, 2015 (commencement of operations) through October 31, 2015 (hereafter referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the three years in the period ended October 31, 2018 and for the period February 24, 2015 (commencement of operations) through October 31, 2015 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

December 21, 2018

We have served as the auditor of one or more BlackRock investment companies since 2000.

32	2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Important Tax Information (unaudited)

For the fiscal year ended October 31, 2018, the Fund hereby designates the following maximum amount allowable as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

iShares ETF	Interest-Related Dividends
Edge U.S. Fixed Income Balanced Risk	$3,157,786

The Fund hereby designates the following amount of distributions from direct federal obligation interest for the fiscal year ended October 31, 2018:

iShares ETF	Federal Obligation Interest
Edge U.S. Fixed Income Balanced Risk	$743

The law varies in each state as to whether and what percent of ordinary income dividends attribute to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

I M P O R T A N T T A X I N F O R M A T I O N	33

Board Review and Approval of Investment Advisory Contract

I. iShares Edge U.S. Fixed Income Balanced Risk ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At a meeting on May 11, 2018, a committee composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 24, 2018, management presented additional information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its initial meeting. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-14, 2018, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2017, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-14, 2018 meeting and throughout the year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates

34	2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract (continued)

from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board further noted that it considered the supplemental information the 15(c) Committee requested, which BlackRock provided, regarding the methodology. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and showed how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that a breakpoint structure for the Fund may be appropriate should material economies of scale exist in the future that are not otherwise shared, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review of the sharing of scale benefits, as well as the other factors considered at the meeting, the Board concluded that the information concerning the sharing of scale benefits supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	35

Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported in this notice are for financial reporting purposes and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV which is sent to shareholders shortly after calendar year-end.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Edge U.S. Fixed Income Balanced Risk(a)	$2.941563	$—	$0.072026	$3.013589	98%	—%	2%	100%

(a)

The Fund estimates that it has distributed more than the amount of earned income and net realized gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Fund covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or since the Fund began trading, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Fund for the immediately preceding five calendar years (or from the date the Fund began trading on the secondary market, if less than five years) through the date of the most recent calendar quarter-end. Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Edge U.S. Fixed Income Balanced Risk ETF

Period Covered: February 26, 2015 through September 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	3	0.33%
Greater than 0.5% and Less than 1.0%	37	4.08
Greater than 0.0% and Less than 0.5%	760	83.90
At NAV	13	1.43
Less than 0.0% and Greater than –0.5%	90	9.93
Less than –0.5% and Greater than –1.0%	3	0.33

	906	100.00%

36	2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 343 funds as of October 31, 2018. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small and Benjamin Archibald, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (61)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark K. Wiedman(b) (47)	Trustee (since 2013).

Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2016); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).

Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (69)	Trustee (since 2005); Independent Board Chair (since 2016).	Trustee and Member of the Finance, Technology and Quality Committee of Stanford Health Care (since 2016); Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Forward Funds (14 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (62)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012); Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (63)	Trustee (since 2017); Equity Plus Committee Chair (since 2017).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	37

Trustee and Officer Information (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Charles A. Hurty (75)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (63)	Trustee (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (59)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (57)	Trustee (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (54)	Trustee (since 2011); Nominating and Governance Committee Chair (since 2017).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Martin Small (43)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (59)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).

Charles Park (51)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Benjamin Archibald (43)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013); Secretary of the BlackRock-advised Mutual Funds (since 2012).

Steve Messinger (56)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Scott Radell (49)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (57)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

38	2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to www.icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The iShares Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at www.iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at www.iShares.com; and (3) on the SEC website at www.sec.gov.

G E N E R A L I N F O R M A T I O N	39

Glossary of Terms Used in this Report

Portfolio Abbreviations - Fixed Income

PIK	Payment-in-kind

40	2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)
This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.
Investing involves risk, including possible loss of principal.
The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Bloomberg Index Services Limited, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2018 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to clarify an inconsistency in to whom persons covered by the code should report suspected violations of the code. The amendment clarifies that such reporting should be made to BlackRock’s General Counsel, and retains the alternative option of anonymous reporting following “whistleblower” policies. Other non-material changes were also made in connection with this amendment. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-474-2737.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has more than one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial experts serving on the registrant’s audit committee are Charles A. Hurty, Richard L. Fagnani (began serving on the audit committee effective as of June 20, 2017 and was designated as an audit committee financial expert serving on the audit committee effective as of September 15, 2017), John E. Kerrigan, and Madhav V. Rajan, all of whom are independent, as that term is defined under Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

The principal accountant fees disclosed in items 4(a), 4(b), 4(c), 4(d) and 4(g) are for the forty-three series of the registrant for which the fiscal year-end is October 31, 2018 (the “Funds”), and whose annual financial statements are reported in Item 1.

(a)

Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $584,600 for the fiscal year ended October 31, 2017 and $553,500 for the fiscal year ended October 31, 2018.

(b)

Audit-Related Fees – There were no fees billed for the fiscal years ended October 31, 2017 and October 31, 2018 for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (a) of this Item.

(c)

Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning for the Funds were $166,364 for the fiscal year ended October 31, 2017 and $162,583 for the fiscal year ended October 31, 2018. These services related to the review of the Funds’ tax returns and excise tax calculations.

(d)

All Other Fees – There were no other fees billed in each of the fiscal years ended October 31, 2017 and October 31, 2018 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e)

(1) The registrant’s audit committee charter, as amended, provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the registrant’s financial statements. The audit committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the registrant or to any entity controlling, controlled by or under common control with the registrant’s investment adviser (“Adviser Affiliate”) that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(2) There were no services described in (b) through (d) above that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

None of the hours expended on the principal accountant’s engagement to audit the Funds’ financial statements for the fiscal year ended October 31, 2018 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the Funds, and rendered to the registrant’s investment adviser, and any Adviser Affiliate that provides ongoing services to the registrant for the last two fiscal years were $166,364 for the fiscal year ended October 31, 2017 and $162,583 for the fiscal year ended October 31, 2018.

(h)

The registrant’s audit committee has considered whether the provision of non-audit services rendered to the registrant’s investment adviser and any Adviser Affiliate that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, is compatible with maintaining the principal accountant’s independence, and has determined that the provision of these services, if any, does not compromise the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

(a) The registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act of 1934 and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act of 1934. The registrant’s audit committee members are Charles A. Hurty, Richard L. Fagnani (began serving on the audit committee effective as of June 20, 2017), John E. Kerrigan, and Madhav V. Rajan.

(b) Not applicable.

Item 6.	Investments.

(a) Schedules of investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) The President (the registrant’s Principal Executive Officer) and Treasurer and Chief Financial Officer (the registrant’s Principal Financial Officer) have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rules 13a-15(b) or 15d-15(b) under the Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13.	Exhibits.

(a) (1) Code of Ethics is not filed as an exhibit; please refer to Item 2.

(a) (2) Section 302 Certifications are attached.

(a) (3) Not applicable.

(a) (4) Not applicable.

(b) Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares Trust

By: /s/ Martin Small
Martin Small, President (Principal Executive Officer)

Date:	December 28, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Martin Small
Martin Small, President (Principal Executive Officer)

Date:	December 28, 2018

By: /s/ Jack Gee
Jack Gee, Treasurer and Chief Financial Officer (Principal Financial Officer)

Date:	December 28, 2018